UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017
Variable Portfolio – Loomis Sayles Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Loomis Sayles Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Variable Portfolio – Loomis Sayles Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	33.03	17.84	15.03
Class 2	05/07/10	32.68	17.57	14.75
Russell 1000 Growth Index		30.21	17.33	15.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Amazon.com, Inc.	7.4
Facebook, Inc., Class A	6.7
Alibaba Group Holding Ltd., ADR	6.3
Visa, Inc., Class A	5.4
Cisco Systems, Inc.	4.8
Oracle Corp.	4.8
Monster Beverage Corp.	4.1
Novo Nordisk A/S, ADR	3.4
Autodesk, Inc.	3.3
SEI Investments Co.	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	10.4
Consumer Staples	12.8
Energy	3.1
Financials	6.5
Health Care	14.6
Industrials	8.0
Information Technology	44.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 85.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 32.68%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 30.21% over the same period. Holdings in the consumer, health care, financials and information technology sectors contributed to relative performance, while positions in energy and industrials detracted.
Market overview
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were exuberant about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. U.S. economic growth picked up early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly in the year ahead. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology was the strongest-performing equity market sector in 2017.
Contributors and detractors
Consumer discretionary, consumer staples and information technology were the three strongest-contributing market sectors to the Fund on a relative basis. Our consumer discretionary holdings were underweight relative to the benchmark while consumer staples and information technology holdings were overweight. Security selection was the biggest contributor in consumer discretionary and consumer staples, while sector allocation was the biggest contributor in information technology. All three sectors had positive absolute returns.
Among individual holdings, Alibaba Group, Amazon and Facebook were among the largest contributors during the period. All three provided positive absolute returns. Alibaba is a leading China-based commerce and consumer-engagement platform provider. The company operates several increasingly connected businesses across commerce, technology, advertising, digital media and entertainment, logistics, payments, and local services. Alibaba reported fundamentally strong results during the period, and revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Online retailer Amazon offers millions of products – sold by Amazon or by third parties – while its enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services. In both of its core markets, Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. In e-commerce these include its brand, scale, network advantage, technology platform, and logistics and distribution systems. The company reported healthy fundamentals and strong growth in revenue during the period. Facebook has a user base that grew 18% year over year to 2.1 billion, representing approximately two-thirds of the world’s internet users outside of China, making it one of very few platforms where advertisers can reach consumers at such scale. The company reported robust revenue growth throughout the period, and advertising revenue per user grew strongly, reflecting improved monetization in all regions. As it
4	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
captures about 15% of the online advertising market, we believe Facebook is well positioned for strong, sustained growth over our investment time horizon. We believe all three contributors are selling at a discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.
Schlumberger, Qualcomm and Merck were among the largest detractors during the period. Schlumberger and Qualcomm posted negative absolute returns while Merck contributed positively on an absolute basis. Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. The company reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 75% of revenue, the company continued to experience low demand for its oilfield services given lower oil prices. The company did report improved results in North America during the period, with strong growth in regional rig-count as well as in hydraulic fracturing revenue where the it redeployed idle capacity to accommodate growing well completion activity. Qualcomm, the developer of 3G and 4G technology, benefits from its difficult-to-replicate skill in designing and manufacturing the chipsets used in mobile devices for wireless communication. Although the company reported revenues that were in line or better than consensus expectations, a lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. Shares rebounded sharply in November on an unsolicited bid from Broadcom to acquire Qualcomm for $70 per share. The bid was rejected by Qualcomm’s board of directors on the grounds that it substantially undervalues the company relative to its leadership position and growth prospects in mobile technology. We like Qualcomm’s ability to benefit from the long-term growth in mobile devices and believe it is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.
Merck, a global biopharmaceutical company, is a leader in immuno-oncology, where therapies such as immunotherapy Keytruda help the body use its own immune system to fight cancer cells. During the period, the company reported revenues that were generally in line with consensus expectations. Shares were pressured, however, on news that the company was adding another end point to clinical trials for Keytruda in the treatment of non-squamous, non-small cell lung cancer (NSCLC). A potential delay in receiving trial data and filing for approval could enable other firms to be first to offer competing therapies. Because the new end point doesn’t impact Merck’s ability to file for approval on the basis of positive interim results, the news did not impact our assessment of intrinsic value. We believe the shares of Merck, Schlumberger and Qualcomm each sell at a discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.
Portfolio positioning
During the period, we added to our positions in Schlumberger, computer technology company Oracle and biotechnology company Regeneron as near-term price weakness created what we felt were more attractive reward-to-risk opportunities. We trimmed our positions in Amazon, Facebook and Alibaba as each approached our maximum allowable position size. There were no material changes to our sector allocation during the period. The nature of our process leads to a lower turnover portfolio where sector positioning is the result of stock selection. We are currently overweight in the information technology, consumer staples, financials, energy and health care sectors and underweight in the consumer discretionary and industrials sectors. At period end, we held no positions in the materials, real estate, telecommunication services or utilities sectors.
Bottom-up fundamental research
We do not attempt to forecast economic or market factors to position the portfolio. Through our bottom-up fundamental research, we look to invest in high-quality businesses with sustainable competitive advantages and profitable growth that are trading at significant discounts to our estimate of intrinsic value. At the same time, we seek to manage risk by diversifying the business drivers to no more than 15%-to-20% of assets for any one driver. Examples include growth in e-commerce, increased consumer spending in emerging markets, the shift to outsourcing and the aging population. Because business drivers are imperfectly correlated, the positive impact of one may offset the negative impact of another. This fosters more efficient diversification of risk and helps us focus on searching for those few stocks that meet our disciplined criteria. As of December 31, 2017, our portfolio was diversified across 23 primary business drivers. Our largest exposure at 12.52% of assets, was to growth in online advertising. The second-largest business driver exposure is to growth in global e-commerce which totaled 8.44%.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,130.00	1,021.39	3.77	3.58	0.71
Class 2	1,000.00	1,000.00	1,128.30	1,020.14	5.09	4.84	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.3%
Issuer	Shares	Value ($)
Consumer Discretionary 10.3%
Hotels, Restaurants & Leisure 3.0%
Yum China Holdings, Inc.	637,957	25,531,039
Yum! Brands, Inc.	433,976	35,416,782
Total		60,947,821
Internet & Direct Marketing Retail 7.3%
Amazon.com, Inc.(a)	127,626	149,254,778
Total Consumer Discretionary		210,202,599
Consumer Staples 12.7%
Beverages 6.8%
Coca-Cola Co. (The)	1,181,496	54,207,037
Monster Beverage Corp.(a)	1,326,607	83,960,957
Total		138,167,994
Food Products 3.2%
Danone SA, ADR	3,916,106	65,771,000
Household Products 2.7%
Procter & Gamble Co. (The)	592,930	54,478,408
Total Consumer Staples		258,417,402
Energy 3.1%
Energy Equipment & Services 3.1%
Schlumberger Ltd.	939,186	63,291,744
Total Energy		63,291,744
Financials 6.4%
Capital Markets 4.9%
Factset Research Systems, Inc.	177,283	34,173,071
SEI Investments Co.	922,896	66,319,307
Total		100,492,378
Consumer Finance 1.5%
American Express Co.	303,958	30,186,069
Total Financials		130,678,447
Health Care 14.5%
Biotechnology 4.1%
Amgen, Inc.	204,208	35,511,771
Regeneron Pharmaceuticals, Inc.(a)	125,864	47,319,830
Total		82,831,601
Health Care Equipment & Supplies 2.2%
Varian Medical Systems, Inc.(a)	402,727	44,763,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 2.1%
Cerner Corp.(a)	634,586	42,764,751
Pharmaceuticals 6.1%
Merck & Co., Inc.	349,902	19,688,986
Novartis AG, ADR	433,992	36,437,968
Novo Nordisk A/S, ADR	1,270,250	68,174,317
Total		124,301,271
Total Health Care		294,660,729
Industrials 8.0%
Air Freight & Logistics 5.1%
Expeditors International of Washington, Inc.	889,843	57,563,944
United Parcel Service, Inc., Class B	379,846	45,258,651
Total		102,822,595
Machinery 2.9%
Deere & Co.	382,487	59,863,040
Total Industrials		162,685,635
Information Technology 44.3%
Communications Equipment 4.8%
Cisco Systems, Inc.	2,544,334	97,447,992
Internet Software & Services 18.8%
Alibaba Group Holding Ltd., ADR(a)	740,144	127,623,030
Alphabet, Inc., Class A(a)	57,186	60,239,733
Alphabet, Inc., Class C(a)	57,328	59,988,019
Facebook, Inc., Class A(a)	762,550	134,559,573
Total		382,410,355
IT Services 6.2%
Automatic Data Processing, Inc.	148,126	17,358,886
Visa, Inc., Class A	963,673	109,877,995
Total		127,236,881
Semiconductors & Semiconductor Equipment 3.6%
Analog Devices, Inc.	99,974	8,900,685
QUALCOMM, Inc.	1,003,043	64,214,813
Total		73,115,498

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 10.9%
Autodesk, Inc.(a)	634,571	66,522,078
Microsoft Corp.	677,259	57,932,735
Oracle Corp.	2,057,000	97,254,960
Total		221,709,773
Total Information Technology		901,920,499
Total Common Stocks (Cost $1,419,807,416)		2,021,857,055

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	13,931,281	13,931,281
Total Money Market Funds (Cost $13,931,205)		13,931,281
Total Investments (Cost: $1,433,738,621)		2,035,788,336
Other Assets & Liabilities, Net		(938,492)
Net Assets		2,034,849,844

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	13,899,546	329,867,539	(329,835,804)	13,931,281	(978)	76	222,810	13,931,281
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	210,202,599	—	—	—	210,202,599
Consumer Staples	258,417,402	—	—	—	258,417,402
Energy	63,291,744	—	—	—	63,291,744
Financials	130,678,447	—	—	—	130,678,447
Health Care	294,660,729	—	—	—	294,660,729
Industrials	162,685,635	—	—	—	162,685,635
Information Technology	901,920,499	—	—	—	901,920,499
Total Common Stocks	2,021,857,055	—	—	—	2,021,857,055
Money Market Funds	—	—	—	13,931,281	13,931,281
Total Investments	2,021,857,055	—	—	13,931,281	2,035,788,336
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,419,807,416
Investments in affiliated issuers, at cost	13,931,205
Investments in unaffiliated issuers, at value	2,021,857,055
Investments in affiliated issuers, at value	13,931,281
Receivable for:
Capital shares sold	92,443
Dividends	1,254,491
Foreign tax reclaims	74,769
Prepaid expenses	5,208
Total assets	2,037,215,247
Liabilities
Payable for:
Capital shares purchased	954,405
Management services fees	1,094,254
Distribution and/or service fees	9,040
Service fees	55,546
Compensation of board members	193,061
Compensation of chief compliance officer	461
Other expenses	58,636
Total liabilities	2,365,403
Net assets applicable to outstanding capital stock	$2,034,849,844
Represented by
Trust capital	$2,034,849,844
Total - representing net assets applicable to outstanding capital stock	$2,034,849,844
Class 1
Net assets	$1,989,748,859
Shares outstanding	68,132,745
Net asset value per share	$29.20
Class 2
Net assets	$45,100,985
Shares outstanding	1,573,408
Net asset value per share	$28.66
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$24,892,085
Dividends — affiliated issuers	222,810
Foreign taxes withheld	(1,608,094)
Total income	23,506,801
Expenses:
Management services fees	14,158,262
Distribution and/or service fees
Class 2	99,329
Service fees
Class 1	156,943
Class 2	3,475
Transfer agent fees
Class 1	669,388
Class 2	11,125
Compensation of board members	66,973
Custodian fees	16,632
Printing and postage fees	86,639
Audit fees	30,605
Legal fees	23,362
Compensation of chief compliance officer	429
Other	88,215
Total expenses	15,411,377
Net investment income	8,095,424
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	274,056,945
Investments — affiliated issuers	(978)
Net realized gain	274,055,967
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	331,811,106
Investments — affiliated issuers	76
Net change in unrealized appreciation (depreciation)	331,811,182
Net realized and unrealized gain	605,867,149
Net increase in net assets resulting from operations	$613,962,573
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$8,095,424	$17,601,017
Net realized gain	274,055,967	146,468,309
Net change in unrealized appreciation (depreciation)	331,811,182	(12,958,529)
Net increase in net assets resulting from operations	613,962,573	151,110,797
Increase (decrease) in net assets from capital stock activity	(1,012,058,871)	69,425,019
Total increase (decrease) in net assets	(398,096,298)	220,535,816
Net assets at beginning of year	2,432,946,142	2,212,410,326
Net assets at end of year	$2,034,849,844	$2,432,946,142
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	5,836,338	142,508,459	22,597,855	472,003,311
Fund reorganization	—	—	9,313,007	193,737,510
Redemptions	(46,962,891)	(1,153,948,084)	(28,988,978)	(622,842,712)
Net increase (decrease)	(41,126,553)	(1,011,439,625)	2,921,884	42,898,109
Class 2
Subscriptions	376,466	9,563,134	323,515	6,962,902
Fund reorganization	—	—	1,254,057	25,716,440
Redemptions	(405,760)	(10,182,380)	(287,689)	(6,152,432)
Net increase (decrease)	(29,294)	(619,246)	1,289,883	26,526,910
Total net increase (decrease)	(41,155,847)	(1,012,058,871)	4,211,767	69,425,019
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

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Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations
Class 1
12/31/2017	$21.95	0.10	7.15	7.25
12/31/2016	$20.75	0.15	1.05	1.20
12/31/2015	$18.76	0.12	1.87	1.99
12/31/2014	$16.66	0.10	2.00	2.10
12/31/2013	$12.85	0.10	3.71	3.81
Class 2
12/31/2017	$21.60	0.03	7.03	7.06
12/31/2016	$20.46	0.09	1.05	1.14
12/31/2015	$18.55	0.07	1.84	1.91
12/31/2014	$16.51	0.06	1.98	2.04
12/31/2013	$12.76	0.07	3.68	3.75

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$29.20	33.03%	0.72%	0.72%	0.39%	5%	$1,989,749
$21.95	5.78%	0.73%	0.73%	0.72%	19%	$2,398,329
$20.75	10.61%	0.75%	0.75%	0.60%	14%	$2,206,011
$18.76	12.61%	0.77%	0.77%	0.58%	103%	$1,285,907
$16.66	29.65%	0.76%	0.76%	0.70%	73%	$1,108,798

$28.66	32.68%	0.97%	0.97%	0.10%	5%	$45,101
$21.60	5.57%	0.98%	0.98%	0.41%	19%	$34,617
$20.46	10.30%	1.00%	1.00%	0.38%	14%	$6,399
$18.55	12.36%	1.02%	1.02%	0.33%	103%	$4,499
$16.51	29.39%	1.02%	1.02%	0.46%	73%	$3,085
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Variable Portfolio – Loomis Sayles Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.67% of the Fund’s average daily net assets.
Subadvisory Agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund’s assets.
20	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $3,197.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through April 30, 2018
Class 1	0.79%
Class 2	1.04
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $101,732,286 and $1,093,817,951, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
22	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Fund reorganization
At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Variable Portfolio — Loomis Sayles Growth Fund II, a series of Columbia Funds Variable Insurance Trust I (the Acquired Fund). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,279,787,686 and the combined net assets immediately after the reorganization were $2,499,241,636.
The reorganization was accomplished by a tax-free exchange of 14,496,631 shares of the Acquired Fund valued at $219,453,950 (including $15,810,677 of unrealized appreciation).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class 1	9,313,007
Class 2	1,254,057
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2016 would have been approximately $18.0 million, $145.9 million, $(13.0) million and $150.9 million, respectively.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Effective May 1, 2018, Variable Portfolio – Loomis Sayles Growth Fund will be renamed CTIVPSM - Loomis Sayles Growth Fund.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Loomis Sayles Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Loomis Sayles Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
26	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
28	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Variable Portfolio – Loomis Sayles Growth Fund | Annual Report 2017	31

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Variable Portfolio – Loomis Sayles Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2010 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio - Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
Leonard Aplet, CFA
John McColley
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.43	0.09	0.28
Class 2*	05/03/10	0.18	0.04	0.26
Class 3	10/13/81	0.30	0.07	0.27
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2017)
Repurchase Agreements	10.2
Treasury Bills	1.7
U.S. Government & Agency Obligations	80.9
U.S. Treasury Obligations	7.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,003.10	1,022.69	2.25	2.27	0.45
Class 2	1,000.00	1,000.00	1,001.80	1,021.44	3.49	3.53	0.70
Class 3	1,000.00	1,000.00	1,002.50	1,022.09	2.85	2.87	0.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Repurchase Agreements 9.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Capital Markets LLC
dated 12/29/2017, matures 01/02/2018,
repurchase price $15,002,283 (collateralized by U.S. Treasury Securities, total market value $15,300,018)
	1.370%	15,000,000	15,000,000
Tri-party TD Securities (U.S.A.) LLC
dated 12/29/2017, matures 01/02/2018,
repurchase price $15,002,317 (collateralized by U.S. Treasury Securities, total market value $15,300,027)
	1.390%	15,000,000	15,000,000
Total Repurchase Agreements (Cost $30,000,000)			30,000,000

Treasury Bills 1.7%

United States 1.7%
U.S. Treasury Bills
01/02/2018	0.840%	5,000,000	4,999,538
Total Treasury Bills (Cost $4,999,538)			4,999,538

U.S. Government & Agency Obligations 78.6%

Federal Agricultural Mortgage Corp. Discount Notes
01/17/2018	1.210%	10,000,000	9,993,700
Federal Farm Credit Discount Notes
01/09/2018	1.120%	10,000,000	9,996,611
01/12/2018	1.130%	8,000,000	7,996,533
02/08/2018	1.240%	9,976,000	9,962,145
Federal Home Loan Banks(a)
1-month USD LIBOR + -0.155% 01/25/2018	1.400%	10,000,000	10,000,000
1-month USD LIBOR + -0.145% 08/08/2018	1.260%	9,500,000	9,500,000
Federal Home Loan Banks Discount Notes
01/03/2018	0.850%	5,000,000	4,999,415
01/05/2018	1.070%	12,000,000	11,997,540
01/08/2018	1.080%	6,000,000	5,998,230
01/10/2018	1.110%	11,000,000	10,995,997
01/11/2018	1.150%	15,000,000	14,993,865
01/16/2018	1.110%	2,500,000	2,498,631
01/17/2018	1.190%	5,000,000	4,996,900
01/22/2018	1.240%	1,000,000	999,185
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
01/23/2018	1.250%	3,600,000	3,596,928
01/24/2018	1.250%	9,000,000	8,991,969
02/07/2018	1.290%	9,000,000	8,987,325
02/08/2018	1.280%	8,000,000	7,988,489
02/14/2018	1.290%	6,000,000	5,990,033
02/16/2018	1.290%	1,500,000	1,497,400
02/22/2018	1.300%	22,000,000	21,957,100
Federal Home Loan Mortgage Corp. Discount Notes
01/02/2018	0.780%	5,000,000	4,999,571
01/18/2018	1.140%	5,000,000	4,996,865
01/26/2018	1.170%	9,000,000	8,991,900
Federal National Mortgage Association Discount Notes
01/02/2018	0.820%	8,000,000	7,999,280
01/03/2018	0.960%	4,000,000	3,999,476
01/04/2018	0.950%	14,000,000	13,997,822
01/10/2018	1.150%	10,712,000	10,707,941
Tennessee Valley Authority Discount Notes
01/02/2018	0.940%	8,000,000	7,999,173
Total U.S. Government & Agency Obligations (Cost $237,630,024)			237,630,024

U.S. Treasury Obligations 7.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury index + 0.140% 01/31/2019	1.590%	10,000,000	10,012,939
3-month U.S. Treasury index + 0.720% 04/30/2019	1.520%	6,000,000	6,002,396
3-month U.S. Treasury index + 0.048% 10/31/2019	1.408%	5,000,000	5,000,536
Total U.S. Treasury Obligations (Cost $21,015,871)			21,015,871

Total Investments (Cost: $293,645,433)	293,645,433
Other Assets & Liabilities, Net	8,591,255
Net Assets	302,236,688

Notes to Portfolio of Investments
(a)	Variable rate security.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	5

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Repurchase Agreements	—	30,000,000	—	30,000,000
Treasury Bills	—	4,999,538	—	4,999,538
U.S. Government & Agency Obligations	—	237,630,024	—	237,630,024
U.S. Treasury Obligations	—	21,015,871	—	21,015,871
Total Investments	—	293,645,433	—	293,645,433
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$263,645,433
Investments in repurchase agreements, at cost	30,000,000
Investments in unaffiliated issuers, at value	263,645,433
Investments in repurchase agreements, at value	30,000,000
Cash	8,865,635
Receivable for:
Capital shares sold	114,122
Interest	66,301
Expense reimbursement due from Investment Manager	9,543
Prepaid expenses	2,212
Trustees’ deferred compensation plan	22,399
Total assets	302,725,645
Liabilities
Payable for:
Capital shares purchased	192,314
Distributions to shareholders	5,849
Management services fees	94,589
Distribution and/or service fees	29,232
Service fees	15,268
Compensation of board members	71,905
Compensation of chief compliance officer	72
Audit fees	29,440
Other expenses	27,889
Trustees’ deferred compensation plan	22,399
Total liabilities	488,957
Net assets applicable to outstanding capital stock	$302,236,688
Represented by
Paid in capital	302,321,787
Excess of distributions over net investment income	(78,545)
Accumulated net realized loss	(6,554)
Total - representing net assets applicable to outstanding capital stock	$302,236,688
Class 1
Net assets	$44,577,814
Shares outstanding	44,523,731
Net asset value per share	$1.00
Class 2
Net assets	$32,859,672
Shares outstanding	32,855,474
Net asset value per share	$1.00
Class 3
Net assets	$224,799,202
Shares outstanding	224,715,464
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	7

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Interest	$2,850,508
Total income	2,850,508
Expenses:
Management services fees	1,286,289
Distribution and/or service fees
Class 2	98,541
Class 3	305,775
Service fees
Class 1	13,728
Class 2	11,600
Class 3	72,228
Transfer agent fees
Class 1	14,107
Class 2	12,352
Class 3	76,406
Compensation of board members	25,634
Custodian fees	9,422
Printing and postage fees	67,626
Audit fees	29,440
Legal fees	9,151
Compensation of chief compliance officer	73
Other	12,421
Total expenses	2,044,793
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,567)
Total net expenses	1,888,226
Net investment income	962,282
Net increase in net assets resulting from operations	$962,282
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$962,282	$37,676
Net realized gain	—	927
Net increase in net assets resulting from operations	962,282	38,603
Distributions to shareholders
Net investment income
Class 1	(190,042)	(6,842)
Class 2	(66,062)	(3,649)
Class 3	(706,178)	(27,337)
Total distributions to shareholders	(962,282)	(37,828)
Decrease in net assets from capital stock activity	(51,474,890)	(91,734,296)
Total decrease in net assets	(51,474,890)	(91,733,521)
Net assets at beginning of year	353,711,578	445,445,099
Net assets at end of year	$302,236,688	$353,711,578
Excess of distributions over net investment income	$(78,545)	$(78,545)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	9

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	12,453,650	12,453,650	31,451,203	31,451,203
Distributions reinvested	189,014	189,014	4,117	4,117
Redemptions	(16,375,817)	(16,375,817)	(132,894,630)	(132,894,630)
Net decrease	(3,733,153)	(3,733,153)	(101,439,310)	(101,439,310)
Class 2
Subscriptions	27,366,009	27,366,009	26,174,681	26,174,681
Distributions reinvested	65,555	65,555	3,647	3,647
Redemptions	(30,485,028)	(30,485,028)	(19,541,206)	(19,541,205)
Net increase (decrease)	(3,053,464)	(3,053,464)	6,637,122	6,637,123
Class 3
Subscriptions	32,996,459	32,996,459	66,467,847	66,467,847
Distributions reinvested	701,925	701,925	27,337	27,337
Redemptions	(78,386,657)	(78,386,657)	(63,427,293)	(63,427,293)
Net increase (decrease)	(44,688,273)	(44,688,273)	3,067,891	3,067,891
Total net decrease	(51,474,890)	(51,474,890)	(91,734,297)	(91,734,296)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

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Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income
Class 1
12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)
12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
Class 2
12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)
12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
Class 3
12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)
12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)
12/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)

(0.00) (b)	$1.00	0.43%	0.50%	0.45%	0.42%	$44,578
(0.00) (b)	$1.00	0.01%	0.49%	0.36%	0.01%	$48,310
(0.00) (b)	$1.00	0.01%	0.49%	0.13%	0.01%	$149,749
(0.00) (b)	$1.00	0.01%	0.48%	0.09%	0.01%	$146,143
(0.00) (b)	$1.00	0.01%	0.48%	0.10%	0.01%	$303,071

(0.00) (b)	$1.00	0.18%	0.75%	0.70%	0.17%	$32,860
(0.00) (b)	$1.00	0.01%	0.74%	0.36%	0.01%	$35,914
(0.00) (b)	$1.00	0.01%	0.75%	0.13%	0.01%	$29,276
(0.00) (b)	$1.00	0.01%	0.73%	0.09%	0.01%	$22,843
(0.00) (b)	$1.00	0.01%	0.73%	0.10%	0.01%	$20,957

(0.00) (b)	$1.00	0.30%	0.62%	0.57%	0.29%	$224,799
(0.00) (b)	$1.00	0.01%	0.62%	0.36%	0.01%	$269,488
(0.00) (b)	$1.00	0.01%	0.62%	0.13%	0.01%	$266,420
(0.00) (b)	$1.00	0.01%	0.60%	0.09%	0.01%	$305,878
(0.00) (b)	$1.00	0.01%	0.61%	0.11%	0.01%	$378,976
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	13

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	15,000,000	15,000,000	30,000,000
Total financial and derivative net assets	15,000,000	15,000,000	30,000,000
Total collateral received (pledged) (a)	15,000,000	15,000,000	30,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a $1.00 per share,
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	15

Notes to Financial Statements  (continued)
December 31, 2017
unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.39% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,090.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.45%
Class 2	0.70
Class 3	0.575
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	2,314,650	(2,314,650)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
962,282	—	962,282	37,828	—	37,828
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
23,124	—	(6,554)	—
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
293,645,433	—	—	—
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
6,554	—	—	—	6,554	—	2,314,650	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 6. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Money Market Fund Risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 89.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 7. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 8. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds complex since 1977.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	21

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2017	27

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6637 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Select International Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select International Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select International Equity Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Threadneedle International Limited
Simon Haines, CFA
William Davies
David Dudding, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	27.52	7.15	2.37
Class 2*	05/03/10	27.18	6.87	2.10
Class 3	01/13/92	27.37	7.01	2.27
MSCI EAFE Index (Net)		25.03	7.90	1.94
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
AIA Group Ltd. (Hong Kong)	3.5
RELX NV (Netherlands)	3.2
CRH PLC (Ireland)	3.1
BNP Paribas SA (France)	3.0
L’Oreal SA (France)	3.0
3i Group PLC (United Kingdom)	2.9
Ferguson PLC (United Kingdom)	2.7
PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	2.6
Deutsche Telekom AG, Registered Shares (Germany)	2.6
Roche Holding AG, Genusschein Shares (Switzerland)	2.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	8.5
Consumer Staples	11.4
Energy	5.8
Financials	24.4
Health Care	7.5
Industrials	22.3
Information Technology	9.6
Materials	6.4
Telecommunication Services	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2017)
Australia	3.0
Belgium	2.4
Canada	2.5
China	1.2
Czech Republic	0.5
Denmark	1.4
France	11.2
Germany	4.3
Hong Kong	4.3
Indonesia	2.6
Ireland	6.2
Japan	22.6
Netherlands	7.8
Spain	2.1
Sweden	2.9
Switzerland	4.7
United Kingdom	19.6
United States(a)	0.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance
At December 31, 2017, approximately 66.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 27.37%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 25.03% over the same period. The Fund benefited from stock selection in financials and industrials as well as its positions in information technology and health care, while consumer discretionary, telecommunications and materials detracted from performance.
Economic data, corporate results lifted global markets
The year 2017 was a particularly good year for global stocks, which were supported by global economic data and strong corporate results. All major markets posted double-digit returns in local currency terms. U.S. stocks performed strongly in 2017, buoyed by strong corporate results (particularly in information technology), solid domestic economic markers and a strengthening global economy. Despite falling inflation in the U.S., the Federal Reserve Board raised interest rates three times during the year, and maintained its projection for three more hikes in 2018. European stocks performed more modestly towards the end of the year as political uncertainty in the E.U. and the burden of the strong euro on exporters offset impressive economic indicators. German Chancellor Angela Merkel’s success in September’s federal elections was greeted favorably by the markets, although she has subsequently found it difficult to form a coalition government. Despite a weakened government and Brexit-related uncertainty in the U.K., both the FTSE 100 Index and the mid-cap FTSE 250 Index ended the year at all-time highs. Asian stocks rallied over the period, with weakness in the U.S. dollar, global liquidity and the supportive macro outlook underpinning the continuous inflows into the market. China significantly outperformed its regional peers, successfully resisting concerns of an economic slowdown under the stewardship of President Xi Jinping. Japan also outperformed, as economic indicators surprised on the upside, and investors welcomed a picture of improved corporate governance along with the re-election of Prime Minister Shinzo Abe.
Contributors and detractors
The three strongest-contributing market sectors to Fund performance during the period were industrials, financials and information technology, where in each case we were overweight relative to the benchmark. Security selection also drove returns in each of these sectors. Information technology was the standout as it continued its run of outperformance, thanks to secular trends, technological disruption and growth expectations. Among individual holdings, Berendsen, Bank Rakyat and Tencent were the top three performers. Berendsen, a British textile cleaning and supply service company, jumped in mid-May following a takeover bid by French rival Elis. The deal was completed at the beginning of June. Indonesia-based Bank Rakyat rose to all-time highs during the year, driven by the company’s healthy outlook. Management continues to prioritize growth of the company’s small-business, micro and consumer segments, and a low-interest environment should support both loan growth and margins. Chinese social network and gaming giant Tencent rose steeply through 2017, driven by substantial growth on both the top and bottom lines. This was supported by the popularity of its smartphone games, its mobile application WeChat, and the expanding paying subscriber base of the company’s YouTube equivalent, Tencent Video. These factors helped the stock outperform the benchmark by over 85 percentage points (0.85%) on a gross total return basis through the year.
The three sectors that detracted most from relative Fund performance during the period were consumer discretionary and materials, where we were underweight relative to the benchmark; and telecommunications, where we were overweight. Stock selection in all three was the main driver of underperformance, with slight negative effects from allocation as well. However, all three sectors provided positive absolute returns. The largest individual detractors during the year were CRH, Shimano and Dentsu. Ireland-based building materials group CRH fell slightly during the year as weakness in U.S. construction spending – which was heavily impacted in the third quarter by hurricanes – led to a decline in the stock in the final months of 2017. Japanese sporting goods company Shimano fell at the end of July and into August, owing to a cut in profit forecasts and investor concern over the slowdown in demand for high-specification bicycle parts. We had reduced our position in the company earlier in the year, sharing concerns about the prospects for short-term earnings; however, we still like the
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
underlying business model on a longer term view. Japanese advertising company Dentsu declined in the first half of the year amid signs that the company’s growth was beginning to slow. We fully closed our position in the stock in August, in order to reallocate towards stocks with what we viewed as preferable medium-to-long-term upsides.
Portfolio positioning
We retain our approach of constructing portfolios on a bottom-up basis, so while we are aware of macroeconomic trends and consider their potential impacts, we continue to make investment decisions on a stock-by-stock basis. Our investment process did result in some changes to our country allocation, including a shift to an underweight in Japan, and to an overweight in France. The reduction in our exposure to Japan derived from our sales of such stocks as hydraulic crane manufacturer Tadano; mobile communication services provider KDDI Corporation; electrical components company Hitachi High-Technologies; and the previously mentioned Dentsu. The proceeds were partially allocated towards new positions in France, namely BNP Paribas, a French banking company which we believe remains attractively valued and well placed to exceed its 2020 financial targets. We also opened a smaller position in Dassault Systemes, a French software application service provider, which performed well following its purchase in March. Other, less significant, moves saw us increase our positions in Australia and Sweden, the latter through new holdings in Volvo, Hexagon and Atlas Copco. In Australia, we extended our position in CSL Limited, and established a new holding in Australia and New Zealand Banking Group. In terms of reductions, we trimmed exposures to Germany and Denmark, owing to the sales of Bayer and Continental in Germany, and the reduction of Novo Nordisk in Denmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,114.60	1,020.44	4.74	4.53	0.90
Class 2	1,000.00	1,000.00	1,113.00	1,019.25	6.01	5.74	1.14
Class 3	1,000.00	1,000.00	1,113.70	1,019.85	5.38	5.14	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.2%
Issuer	Shares	Value ($)
Australia 3.0%
Australia & New Zealand Banking Group Ltd.	503,387	11,230,087
CSL Ltd.	215,162	23,644,958
Total		34,875,045
Belgium 2.4%
Anheuser-Busch InBev SA/NV	257,393	28,761,600
Canada 2.5%
Suncor Energy, Inc.	809,200	29,709,292
China 1.2%
Tencent Holdings Ltd.	268,900	13,917,714
Czech Republic 0.5%
Komercni Banka AS	128,020	5,501,026
Denmark 1.4%
Novo Nordisk A/S, Class B	298,892	16,113,490
France 11.2%
Airbus Group SE	224,144	22,321,939
BNP Paribas SA	468,651	35,003,833
Dassault Systemes	127,840	13,588,708
L’Oreal SA	155,473	34,501,344
Schneider Electric SE	300,593	25,556,814
Total		130,972,638
Germany 4.3%
Brenntag AG	316,225	19,935,958
Deutsche Telekom AG, Registered Shares	1,714,315	30,302,970
Total		50,238,928
Hong Kong 4.3%
AIA Group Ltd.	4,829,200	41,075,474
HKT Trust & HKT Ltd.	7,089,000	9,037,219
Total		50,112,693
Indonesia 2.6%
PT Bank Rakyat Indonesia Persero Tbk	113,267,700	30,388,386
Ireland 6.2%
Bank of Ireland Group PLC(a)	3,236,531	27,552,364
CRH PLC	1,008,399	36,293,197
Ryanair Holdings PLC, ADR(a)	81,537	8,495,340
Total		72,340,901
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 22.6%
Bridgestone Corp.	375,500	17,378,982
Capcom Co., Ltd.	787,100	24,891,916
Daiwa Securities Group, Inc.	1,574,000	9,847,752
Hoya Corp.	334,700	16,669,128
Keyence Corp.	26,300	14,692,005
Koito Manufacturing Co., Ltd.	356,000	24,924,759
Kubota Corp.	1,457,000	28,498,106
Mitsubishi UFJ Financial Group, Inc.	3,526,400	25,665,017
Nidec Corp.	93,400	13,077,593
Persol Holdings Co., Ltd.	713,300	17,858,446
Seiko Epson Corp.	375,500	8,839,805
Sekisui Chemical Co., Ltd.	945,600	18,931,212
Shimano, Inc.	97,400	13,690,409
SoftBank Group Corp.	105,700	8,368,330
Tsuruha Holdings, Inc.	156,100	21,203,056
Total		264,536,516
Netherlands 7.8%
Akzo Nobel NV	92,833	8,133,377
ASML Holding NV	157,603	27,447,843
ING Groep NV	1,058,957	19,471,774
RELX NV	1,608,865	36,996,030
Total		92,049,024
Spain 2.1%
Industria de Diseno Textil SA	695,419	24,235,090
Sweden 2.9%
Atlas Copco AB, Class A	200,429	8,654,283
Hexagon AB, Class B	168,639	8,447,266
Volvo AB B Shares	896,985	16,697,299
Total		33,798,848
Switzerland 4.6%
Roche Holding AG, Genusschein Shares	119,518	30,233,657
UBS AG	1,327,534	24,440,412
Total		54,674,069

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 19.6%
3i Group PLC	2,775,410	34,168,415
Anglo American PLC	634,475	13,196,439
Ashtead Group PLC	712,911	19,121,335
DCC PLC	106,622	10,730,141
Diageo PLC	537,019	19,684,101
Ferguson PLC	429,258	30,805,251
Legal & General Group PLC	5,076,460	18,689,409
Rio Tinto PLC	327,969	17,204,475
Royal Dutch Shell PLC, Class A	772,249	25,745,093
TechnipFMC PLC	396,859	12,309,020
Unilever PLC	515,721	28,605,062
Total		230,258,741
Total Common Stocks (Cost $957,692,970)		1,162,484,001

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	8,584,063	8,584,063
Total Money Market Funds (Cost $8,583,378)		8,584,063
Total Investments (Cost $966,276,348)		1,171,068,064
Other Assets & Liabilities, Net		905,651
Net Assets		$1,171,973,715

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	9,388,254	281,372,351	(282,176,542)	8,584,063	983	732	245,175	8,584,063
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	34,875,045	—	—	34,875,045
Belgium	—	28,761,600	—	—	28,761,600
Canada	29,709,292	—	—	—	29,709,292
China	—	13,917,714	—	—	13,917,714
Czech Republic	—	5,501,026	—	—	5,501,026
Denmark	—	16,113,490	—	—	16,113,490
France	—	130,972,638	—	—	130,972,638
Germany	—	50,238,928	—	—	50,238,928
Hong Kong	—	50,112,693	—	—	50,112,693
Indonesia	—	30,388,386	—	—	30,388,386
Ireland	8,495,340	63,845,561	—	—	72,340,901
Japan	—	264,536,516	—	—	264,536,516
Netherlands	—	92,049,024	—	—	92,049,024
Spain	—	24,235,090	—	—	24,235,090
Sweden	—	33,798,848	—	—	33,798,848
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Switzerland	—	54,674,069	—	—	54,674,069
United Kingdom	—	230,258,741	—	—	230,258,741
Total Common Stocks	38,204,632	1,124,279,369	—	—	1,162,484,001
Money Market Funds	—	—	—	8,584,063	8,584,063
Total Investments	38,204,632	1,124,279,369	—	8,584,063	1,171,068,064
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$957,692,970
Investments in affiliated issuers, at cost	8,583,378
Investments in unaffiliated issuers, at value	1,162,484,001
Investments in affiliated issuers, at value	8,584,063
Foreign currency (identified cost $103,655)	103,627
Receivable for:
Capital shares sold	3,698
Dividends	832,814
Foreign tax reclaims	1,767,959
Prepaid expenses	3,620
Trustees’ deferred compensation plan	3,949
Total assets	1,173,783,731
Liabilities
Payable for:
Capital shares purchased	742,741
Management services fees	762,602
Distribution and/or service fees	43,934
Service fees	31,764
Compensation of board members	137,284
Compensation of chief compliance officer	222
Other expenses	87,520
Trustees’ deferred compensation plan	3,949
Total liabilities	1,810,016
Net assets applicable to outstanding capital stock	$1,171,973,715
Represented by
Paid in capital	984,409,344
Excess of distributions over net investment income	(3,324,292)
Accumulated net realized loss	(13,965,213)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	204,791,031
Investments - affiliated issuers	685
Foreign currency translations	62,160
Total - representing net assets applicable to outstanding capital stock	$1,171,973,715
Class 1
Net assets	$792,289,450
Shares outstanding	50,443,228
Net asset value per share	$15.71
Class 2
Net assets	$67,096,501
Shares outstanding	4,295,644
Net asset value per share	$15.62
Class 3
Net assets	$312,587,764
Shares outstanding	19,936,680
Net asset value per share	$15.68
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$25,726,744
Dividends — affiliated issuers	245,175
Foreign taxes withheld	(2,088,002)
Total income	23,883,917
Expenses:
Management services fees	8,756,694
Distribution and/or service fees
Class 2	154,014
Class 3	371,923
Service fees
Class 1	93,008
Class 2	8,162
Class 3	39,030
Transfer agent fees
Class 1	194,236
Class 2	17,793
Class 3	86,833
Compensation of board members	43,738
Custodian fees	113,990
Printing and postage fees	81,246
Audit fees	77,250
Legal fees	14,814
Compensation of chief compliance officer	184
Other	23,781
Total expenses	10,076,696
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(102,181)
Total net expenses	9,974,515
Net investment income	13,909,402
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,069,029
Investments — affiliated issuers	983
Foreign currency translations	85,268
Net realized gain	27,155,280
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	211,107,492
Investments — affiliated issuers	732
Foreign currency translations	160,840
Net change in unrealized appreciation (depreciation)	211,269,064
Net realized and unrealized gain	238,424,344
Net increase in net assets resulting from operations	$252,333,746
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$13,909,402	$13,433,471
Net realized gain (loss)	27,155,280	(32,080,683)
Net change in unrealized appreciation (depreciation)	211,269,064	(11,855,135)
Net increase (decrease) in net assets resulting from operations	252,333,746	(30,502,347)
Distributions to shareholders
Net investment income
Class 1	(13,881,541)	(7,881,646)
Class 2	(1,145,680)	(1,089,698)
Class 3	(5,853,378)	(4,451,285)
Total distributions to shareholders	(20,880,599)	(13,422,629)
Increase (decrease) in net assets from capital stock activity	(2,070,052)	643,646,113
Total increase in net assets	229,383,095	599,721,137
Net assets at beginning of year	942,590,620	342,869,483
Net assets at end of year	$1,171,973,715	$942,590,620
Undistributed (excess of distributions over) net investment income	$(3,324,292)	$1,735,280
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,062,616	46,810,552	46,725,546	600,541,890
Distributions reinvested	1,012,158	13,881,541	637,271	7,881,646
Redemptions	(1,720,011)	(25,355,438)	(155,578)	(1,972,022)
Net increase	2,354,763	35,336,655	47,207,239	606,451,514
Class 2
Subscriptions	400,979	5,832,809	1,160,883	14,724,190
Fund reorganization	—	—	10,033,716	129,540,594
Distributions reinvested	84,211	1,145,680	89,189	1,089,698
Redemptions	(769,470)	(10,821,271)	(7,902,724)	(98,182,313)
Net increase (decrease)	(284,280)	(3,842,782)	3,381,064	47,172,169
Class 3
Subscriptions	33,880	485,780	11,520,492	149,173,422
Distributions reinvested	428,053	5,853,378	358,259	4,451,285
Redemptions	(2,835,312)	(39,903,083)	(12,738,248)	(163,602,277)
Net decrease	(2,373,379)	(33,563,925)	(859,497)	(9,977,570)
Total net increase (decrease)	(302,896)	(2,070,052)	49,728,806	643,646,113
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class 1
12/31/2017	$12.58	0.19	3.23	3.42	(0.29)
12/31/2016	$13.60	0.22	(1.04)	(0.82)	(0.20)
12/31/2015	$13.06	0.13	0.55	0.68	(0.14)
12/31/2014	$14.53	0.21	(1.43)	(1.22)	(0.25)
12/31/2013	$12.09	0.16	2.51	2.67	(0.23)
Class 2
12/31/2017	$12.52	0.16	3.20	3.36	(0.26)
12/31/2016	$13.55	0.22	(1.07)	(0.85)	(0.18)
12/31/2015	$13.02	0.08	0.56	0.64	(0.11)
12/31/2014	$14.50	0.17	(1.42)	(1.25)	(0.23)
12/31/2013	$12.07	0.11	2.52	2.63	(0.20)
Class 3
12/31/2017	$12.56	0.18	3.22	3.40	(0.28)
12/31/2016	$13.58	0.21	(1.04)	(0.83)	(0.19)
12/31/2015	$13.05	0.11	0.55	0.66	(0.13)
12/31/2014	$14.52	0.19	(1.42)	(1.23)	(0.24)
12/31/2013	$12.09	0.15	2.50	2.65	(0.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$15.71	27.52%	0.91%	0.90%	1.38%	41%	$792,289
(0.20)	$12.58	(6.00%)	0.93% (c)	0.89% (c)	1.76%	57%	$604,967
(0.14)	$13.60	5.20%	1.01%	0.93%	0.91%	57%	$11,981
(0.25)	$13.06	(8.47%)	0.98%	0.98%	1.51%	53%	$13,471
(0.23)	$14.53	22.35%	1.00%	1.00%	1.24%	88%	$16,809

(0.26)	$15.62	27.18%	1.16%	1.15%	1.13%	41%	$67,097
(0.18)	$12.52	(6.27%)	1.17% (c)	1.14% (c)	1.77%	57%	$57,342
(0.11)	$13.55	4.94%	1.28%	1.18%	0.61%	57%	$16,240
(0.23)	$13.02	(8.72%)	1.24%	1.23%	1.23%	53%	$7,797
(0.20)	$14.50	22.09%	1.26%	1.25%	0.84%	88%	$7,624

(0.28)	$15.68	27.37%	1.04%	1.03%	1.26%	41%	$312,588
(0.19)	$12.56	(6.10%)	1.07% (c)	1.03% (c)	1.66%	57%	$280,282
(0.13)	$13.58	5.03%	1.14%	1.05%	0.79%	57%	$314,648
(0.24)	$13.05	(8.56%)	1.11%	1.10%	1.39%	53%	$325,451
(0.22)	$14.52	22.16%	1.13%	1.13%	1.10%	88%	$404,795
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Select International Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
20	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.84% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,692.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.90%
Class 2	1.15
Class 3	1.025
The Fund had a voluntary expenses reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were 0.96% for Class 1 shares, 1.21% for Class 2 shares and 1.085% for Class 3 shares under the voluntary expense reimbursement arrangement. The expense caps listed in the above table were effective July 1, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
22	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,911,625	67,617,179	(69,528,804)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,880,599	—	20,880,599	13,422,629	—	13,422,629
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,886,205	—	(13,301,527)	189,061,964
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
982,006,100	196,159,917	(7,097,953)	189,061,964
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	13,301,527	—	13,301,527	24,911,889	69,528,803	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $422,728,492 and $430,993,404, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Fund reorganization
At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — International Opportunities Fund, a series of Columbia Funds Variable Insurance Trust I (the Acquired Funds). The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $771,441,077 and the combined net assets immediately after the reorganization were $900,981,671.
The reorganization was accomplished by a tax-free exchange of 7,793,939 shares of acquired fund valued at $129,540,594 (including $(8,709,675) of unrealized depreciation).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class 2	10,033,716
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2016, the Fund’s pro-forma net investment income, net (loss) on investments, net change in unrealized appreciation (depreciation) and net increase (decrease) in net assets from operations for the year ended December 31, 2016 would have been approximately $14.5 million, $(36.5) million, $(14.4) million and $(36.4) million, respectively.
24	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 95.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select International Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.54%	$1,822,311	$0.02	$25,619,894	$0.34
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
28	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
34	Columbia Variable Portfolio – Select International Equity Fund | Annual Report 2017

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Columbia Variable Portfolio – Select International Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6493 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jennifer Ponce de Leon
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.53	5.38	7.67
Class 2*	05/03/10	6.17	5.10	7.40
Class 3	05/01/96	6.41	5.25	7.56
ICE BofAML US Cash Pay High Yield Constrained Index		7.48	5.78	7.88
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The ICE BofAML US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Corporate Bonds & Notes	96.3
Foreign Government Obligations	0.4
Limited Partnerships	0.0 (a)
Money Market Funds	1.8
Senior Loans	1.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
BBB rating	0.7
BB rating	40.7
B rating	46.4
CCC rating	11.7
CC rating	0.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017, the Fund’s Class 3 shares returned 6.41%. The Fund’s benchmark, the ICE BofAML US Cash Pay High Yield Constrained Index, returned 7.48%. Relative return over the period was primarily driven by industry allocation, as underweights to telecom-satellite and banking detracted from performance, while an underweight to the retail sector was additive.
Supportive conditions for the high-yield market
Over the 12 months ended December 31, high-yield market returns were driven by supportive fundamental factors, low volatility, stable interest rates, favorable supply/demand conditions and higher commodity prices. Nine of the 12 months during the period saw positive returns for high yield bonds. Despite the three U.S. Federal Reserve (Fed) rate hikes in 2017, along with the commencement of the Fed’s balance sheet reduction in October, the markets reacted calmly to the Fed’s gradual and well-orchestrated policy tightening. Yields of 10-year U.S. Treasury bonds ended the year effectively unchanged at 2.41% after beginning the year at 2.45%. And in general, U.S. economic data and corporate earnings were supportive of credit issues during the period. Expectations for U.S. tax reform, although the bill was not finalized until December, contributed to positive market sentiment given the expected benefit to the majority of corporations from changes to the tax code. Elsewhere, the bulk of high-yield new issuance over the year was used for refinancing, creating a supportive technical environment given a relative lack of new supply.
Oil prices were 12% higher over the period, increasing from $54 per barrel to $60 per barrel by December 31, and marking a two-year high. Oil prices were nevertheless volatile over the year, with the commodity trading as low as $42 per barrel in June. The eventual rise in oil prices led the energy sector to outperform the broader market by a narrow margin, which was notable given the sector’s relatively large presence within the high-yield market. All high-yield sectors saw positive returns for 2017. Transportation, utilities, banking and basic industry were the top-performing high-yield sectors, with retail, consumer goods, telecommunications and media trailing. Lastly, issue defaults continued to decrease over the period as economic distress within the energy and metals & mining sectors subsided.
Industry allocation and security selection
Relative return over the year was primarily driven by industry allocation. An underweight to the retail sector contributed to performance. Conversely, underweights to telecom-satellite and banking, as well as an overweight to cable, detracted from performance. For the 12-month period, security selection was strongest within pharmaceuticals, metals & mining, specialty retail, cable and advertising. Security selection was weaker within health facilities, software/services, aerospace/defense and gas distribution.
At period’s end
Despite the reasonable fundamentals of the majority of the high-yield asset class at period’s end, limited refinancing risk, manageable overall levels of leverage and a supportive earnings outlook, valuations appeared full and the market offered little compensation for risk unless the sector or issuer encountered fundamental challenges. We continued to be cautious and not stretch for yield in the higher risk portion of the market given valuations and the opportunity set. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,020.20	1,021.14	3.83	3.83	0.76
Class 2	1,000.00	1,000.00	1,017.90	1,019.90	5.08	5.09	1.01
Class 3	1,000.00	1,000.00	1,019.00	1,020.49	4.48	4.48	0.89
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	5

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes 95.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.8%
Bombardier, Inc.(a)
12/01/2021	8.750%	966,000	1,060,463
01/15/2023	6.125%	480,000	470,659
12/01/2024	7.500%	760,000	771,400
TransDigm, Inc.
05/15/2025	6.500%	2,568,000	2,627,496
06/15/2026	6.375%	2,498,000	2,519,098
Total			7,449,116
Automotive 0.6%
Delphi Technologies PLC(a)
10/01/2025	5.000%	959,000	971,457
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	1,157,000	1,179,191
09/15/2026	4.750%	503,000	511,498
Total			2,662,146
Banking 0.7%
Ally Financial, Inc.
05/19/2022	4.625%	2,544,000	2,660,747
09/30/2024	5.125%	121,000	131,772
Total			2,792,519
Brokerage/Asset Managers/Exchanges 0.3%
NFP Corp.(a)
07/15/2025	6.875%	935,000	942,657
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	307,000	322,645
Total			1,265,302
Building Materials 1.7%
American Builders & Contractors Supply Co., Inc.(a)
04/15/2021	5.625%	724,000	737,186
12/15/2023	5.750%	1,290,000	1,361,920
Beacon Escrow Corp.(a)
11/01/2025	4.875%	1,441,000	1,448,666
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	344,000	365,978
Core & Main LP(a)
08/15/2025	6.125%	480,000	487,446
HD Supply, Inc.(a)
04/15/2024	5.750%	625,000	664,045
James Hardie International Finance DAC(a)
01/15/2025	4.750%	355,000	357,487
01/15/2028	5.000%	499,000	502,900
U.S. Concrete, Inc.
06/01/2024	6.375%	1,106,000	1,187,895
Total			7,113,523
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 9.7%
Altice US Finance I Corp.(a)
07/15/2023	5.375%	864,000	884,195
05/15/2026	5.500%	1,951,000	1,990,738
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	1,132,000	1,180,949
05/01/2025	5.375%	2,080,000	2,122,380
02/15/2026	5.750%	885,000	917,737
05/01/2026	5.500%	397,000	404,354
05/01/2027	5.875%	621,000	638,858
02/01/2028	5.000%	666,000	648,280
Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/2020	6.375%	474,000	480,720
12/15/2021	5.125%	414,000	411,689
12/15/2021	5.125%	299,000	299,390
CSC Holdings LLC(a)
01/15/2023	10.125%	870,000	979,281
10/15/2025	6.625%	2,334,000	2,523,220
10/15/2025	10.875%	1,866,000	2,214,979
04/15/2027	5.500%	585,000	595,923
DISH DBS Corp.
11/15/2024	5.875%	610,000	593,907
07/01/2026	7.750%	4,736,000	4,999,099
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	492,000	470,799
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	1,110,000	1,155,977
07/15/2026	5.375%	621,000	642,120
08/01/2027	5.000%	1,307,000	1,310,061
Unitymedia GmbH(a)
01/15/2025	6.125%	1,551,000	1,639,156
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	2,262,000	2,324,804
Videotron Ltd.(a)
06/15/2024	5.375%	720,000	776,229
04/15/2027	5.125%	780,000	812,693
Virgin Media Finance PLC(a)
10/15/2024	6.000%	470,000	482,624
01/15/2025	5.750%	2,787,000	2,823,329
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	1,231,000	1,252,359
08/15/2026	5.500%	617,000	631,552
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	2,597,000	2,536,329
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	2,361,000	2,350,791
Total			41,094,522

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 3.0%
Angus Chemical Co.(a)
02/15/2023	8.750%	1,194,000	1,219,821
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	1,258,000	1,291,160
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	805,000	846,271
Chemours Co. (The)
05/15/2023	6.625%	1,468,000	1,551,197
05/15/2025	7.000%	795,000	862,946
INEOS Group Holdings SA(a)
08/01/2024	5.625%	1,262,000	1,312,996
Koppers, Inc.(a)
02/15/2025	6.000%	353,000	374,846
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	618,000	637,749
12/01/2025	5.875%	1,463,000	1,449,012
PQ Corp.(a)
11/15/2022	6.750%	1,147,000	1,230,539
12/15/2025	5.750%	841,000	854,782
SPCM SA(a)
09/15/2025	4.875%	721,000	726,551
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	209,000	220,734
Total			12,578,604
Construction Machinery 1.9%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	410,000	415,538
08/15/2027	4.375%	1,158,000	1,180,083
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	424,000	444,142
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	364,000	374,569
United Rentals North America, Inc.
10/15/2025	4.625%	321,000	323,872
09/15/2026	5.875%	1,810,000	1,937,884
05/15/2027	5.500%	1,188,000	1,250,620
01/15/2028	4.875%	1,993,000	2,004,113
Total			7,930,821
Consumer Cyclical Services 1.8%
APX Group, Inc.
12/01/2020	8.750%	1,561,000	1,591,079
12/01/2022	7.875%	1,139,000	1,218,713
09/01/2023	7.625%	601,000	634,056
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Markit Ltd.(a)
11/01/2022	5.000%	826,000	894,351
02/15/2025	4.750%	1,330,000	1,404,315
03/01/2026	4.000%	443,000	444,465
Interval Acquisition Corp.
04/15/2023	5.625%	1,495,000	1,557,038
Total			7,744,017
Consumer Products 1.7%
American Greetings Corp.(a)
02/15/2025	7.875%	148,000	159,936
Mattel, Inc.(a)
12/31/2025	6.750%	831,000	841,294
Prestige Brands, Inc.(a)
03/01/2024	6.375%	645,000	672,273
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,104,000	1,169,342
12/15/2026	5.250%	565,000	595,494
Spectrum Brands, Inc.
07/15/2025	5.750%	1,467,000	1,543,104
Springs Industries, Inc.
06/01/2021	6.250%	1,109,000	1,132,743
Valvoline, Inc.
07/15/2024	5.500%	159,000	168,880
08/15/2025	4.375%	931,000	937,902
Total			7,220,968
Diversified Manufacturing 1.2%
Gates Global LLC/Co.(a)
07/15/2022	6.000%	2,155,000	2,204,186
SPX FLOW, Inc.(a)
08/15/2024	5.625%	285,000	299,624
08/15/2026	5.875%	1,053,000	1,115,495
TriMas Corp.(a)
10/15/2025	4.875%	147,000	147,759
Welbilt, Inc.
02/15/2024	9.500%	308,000	350,424
WESCO Distribution, Inc.
06/15/2024	5.375%	427,000	439,968
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	575,000	647,025
Total			5,204,481
Electric 3.5%
AES Corp.
05/15/2026	6.000%	1,048,000	1,138,346
09/01/2027	5.125%	418,000	440,775

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
02/01/2024	5.500%	685,000	651,689
01/15/2025	5.750%	517,000	489,855
Calpine Corp.(a)
06/01/2026	5.250%	300,000	293,972
Dynegy, Inc.
11/01/2024	7.625%	965,000	1,038,821
Dynegy, Inc.(a)
01/30/2026	8.125%	688,000	752,230
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	1,080,000	1,080,798
NRG Energy, Inc.
05/15/2026	7.250%	407,000	443,105
01/15/2027	6.625%	1,227,000	1,300,620
NRG Energy, Inc.(a)
01/15/2028	5.750%	600,000	606,127
NRG Yield Operating LLC
08/15/2024	5.375%	2,493,000	2,579,298
09/15/2026	5.000%	579,000	591,227
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	1,598,000	1,686,946
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,704,000	1,685,920
Total			14,779,729
Finance Companies 2.6%
Aircastle Ltd.
02/15/2022	5.500%	1,560,000	1,670,301
04/01/2023	5.000%	138,000	145,376
iStar, Inc.
04/01/2022	6.000%	1,307,000	1,355,976
09/15/2022	5.250%	269,000	271,897
Navient Corp.
03/25/2020	8.000%	153,000	165,133
07/26/2021	6.625%	649,000	685,464
01/25/2022	7.250%	618,000	656,893
06/15/2022	6.500%	750,000	787,631
01/25/2023	5.500%	752,000	749,250
10/25/2024	5.875%	691,000	690,159
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	879,000	922,374
Quicken Loans, Inc.(a)
05/01/2025	5.750%	1,612,000	1,665,051
Springleaf Finance Corp.
03/15/2023	5.625%	1,389,000	1,392,127
Total			11,157,632
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 3.2%
B&G Foods, Inc.
04/01/2025	5.250%	2,106,000	2,143,474
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	1,800,000	1,911,607
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,509,000	1,460,510
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	433,000	445,151
11/01/2026	4.875%	1,475,000	1,539,657
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	209,000	221,519
Post Holdings, Inc.(a)
03/01/2025	5.500%	463,000	480,609
08/15/2026	5.000%	1,562,000	1,539,251
03/01/2027	5.750%	3,524,000	3,586,738
01/15/2028	5.625%	440,000	441,931
Total			13,770,447
Gaming 6.5%
Boyd Gaming Corp.
05/15/2023	6.875%	1,338,000	1,418,638
04/01/2026	6.375%	1,151,000	1,243,080
Caesars Resort Collection LLC(a)
10/15/2025	5.250%	589,000	594,251
Eldorado Resorts, Inc.
04/01/2025	6.000%	1,117,000	1,170,586
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	340,000	365,080
04/15/2026	5.375%	1,660,000	1,777,455
International Game Technology PLC(a)
02/15/2022	6.250%	992,000	1,069,641
02/15/2025	6.500%	1,940,000	2,176,430
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	1,332,000	1,404,551
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	480,000	512,254
09/01/2026	4.500%	472,000	470,906
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	1,032,000	1,017,125
MGM Resorts International
12/15/2021	6.625%	1,853,000	2,033,443
03/15/2023	6.000%	676,000	731,312
09/01/2026	4.625%	569,000	574,019
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	1,147,000	1,185,452
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	430,000	427,851

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(a)
01/01/2022	7.000%	3,131,000	3,299,203
10/15/2025	5.000%	574,000	576,763
Scientific Games International, Inc.
12/01/2022	10.000%	2,093,000	2,297,183
Seminole Tribe of Florida, Inc.(a)
10/01/2020	7.804%	345,000	348,450
Tunica-Biloxi Gaming Authority(a),(b),(c)
12/15/2020	3.780%	6,964,003	1,893,240
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	405,000	420,098
05/15/2027	5.250%	685,000	695,144
Total			27,702,155
Health Care 6.5%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	396,000	399,486
02/15/2023	5.625%	467,000	474,203
03/01/2024	6.500%	738,000	767,520
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,041,000	1,041,830
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	1,470,000	844,694
03/31/2023	6.250%	2,322,000	2,091,126
DaVita, Inc.
07/15/2024	5.125%	1,055,000	1,071,011
Envision Healthcare Corp.(a)
12/01/2024	6.250%	797,000	824,544
HCA, Inc.
02/15/2022	7.500%	1,378,000	1,557,118
02/01/2025	5.375%	2,459,000	2,551,569
04/15/2025	5.250%	1,836,000	1,948,736
06/15/2026	5.250%	273,000	290,276
02/15/2027	4.500%	1,276,000	1,291,965
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	639,000	651,184
Hologic, Inc.(a)
10/15/2025	4.375%	235,000	238,253
MEDNAX, Inc.(a)
12/01/2023	5.250%	495,000	504,675
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	2,049,000	2,189,867
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	720,000	745,474
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	1,091,000	1,128,671
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	1,215,000	1,264,757
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	366,000	345,522
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	903,000	803,188
Teleflex, Inc.
11/15/2027	4.625%	693,000	699,336
Tenet Healthcare Corp.
06/15/2023	6.750%	428,000	413,275
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	1,401,000	1,368,599
05/01/2025	5.125%	871,000	855,733
08/01/2025	7.000%	1,234,000	1,167,440
Total			27,530,052
Healthcare Insurance 1.1%
Centene Corp.
05/15/2022	4.750%	418,000	434,704
02/15/2024	6.125%	732,000	778,373
01/15/2025	4.750%	1,224,000	1,243,331
Molina Healthcare, Inc.
11/15/2022	5.375%	249,000	260,252
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	464,000	464,056
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,538,000	1,630,641
Total			4,811,357
Home Construction 1.4%
CalAtlantic Group, Inc.
11/15/2024	5.875%	1,105,000	1,226,978
06/01/2026	5.250%	241,000	254,729
06/15/2027	5.000%	395,000	408,552
Lennar Corp.(a)
11/29/2027	4.750%	719,000	739,796
Meritage Homes Corp.
04/01/2022	7.000%	928,000	1,049,068
06/01/2025	6.000%	220,000	236,959
06/06/2027	5.125%	449,000	456,425
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	513,000	541,222
03/01/2024	5.625%	848,000	887,095
Total			5,800,824
Independent Energy 7.1%
Callon Petroleum Co.
10/01/2024	6.125%	898,000	926,785
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,528,000	1,578,160

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centennial Resource Production LLC(a)
01/15/2026	5.375%	442,000	449,056
Continental Resources, Inc.
04/15/2023	4.500%	605,000	616,001
06/01/2024	3.800%	897,000	885,632
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	1,411,000	1,416,047
Diamondback Energy, Inc.
11/01/2024	4.750%	317,000	319,803
05/31/2025	5.375%	1,781,000	1,835,627
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	196,000	199,549
01/30/2028	5.750%	861,000	883,531
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	732,000	779,580
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	523,000	552,481
Halcon Resources Corp.(a)
02/15/2025	6.750%	795,000	827,583
Laredo Petroleum, Inc.
01/15/2022	5.625%	425,000	428,597
03/15/2023	6.250%	2,359,000	2,454,653
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	612,000	646,378
01/15/2025	5.375%	1,073,000	1,084,689
08/15/2025	5.250%	1,338,000	1,344,087
10/15/2027	5.625%	1,039,000	1,055,528
PDC Energy, Inc.
09/15/2024	6.125%	1,465,000	1,514,220
QEP Resources, Inc.
03/01/2026	5.625%	365,000	369,693
Range Resources Corp.
03/15/2023	5.000%	672,000	666,634
RSP Permian, Inc.
01/15/2025	5.250%	2,271,000	2,326,960
SM Energy Co.
06/01/2025	5.625%	329,000	319,825
09/15/2026	6.750%	2,187,000	2,252,361
WPX Energy, Inc.
01/15/2022	6.000%	3,535,000	3,704,461
09/15/2024	5.250%	593,000	591,261
Total			30,029,182
Leisure 0.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	1,375,000	1,448,353
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	660,000	678,188
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	587,000	621,463
Total			2,748,004
Lodging 0.0%
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	97,000	106,195
Media and Entertainment 2.7%
Match Group, Inc.
06/01/2024	6.375%	1,133,000	1,228,010
Match Group, Inc.(a)
12/15/2027	5.000%	545,000	551,376
Netflix, Inc.
02/15/2025	5.875%	340,000	362,641
11/15/2026	4.375%	2,290,000	2,245,675
Netflix, Inc.(a)
04/15/2028	4.875%	2,943,000	2,877,027
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	1,368,000	1,420,655
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	1,631,000	1,720,873
Univision Communications, Inc.(a)
02/15/2025	5.125%	885,000	863,777
Total			11,270,034
Metals and Mining 4.6%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	461,000	502,460
09/30/2026	7.000%	366,000	410,273
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	957,000	1,009,368
Constellium NV(a)
05/15/2024	5.750%	1,764,000	1,795,914
03/01/2025	6.625%	830,000	871,781
02/15/2026	5.875%	473,000	481,278
Freeport-McMoRan, Inc.
03/15/2023	3.875%	395,000	393,349
11/14/2024	4.550%	2,587,000	2,628,661
03/15/2043	5.450%	1,380,000	1,374,752
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	702,000	754,175
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	296,000	314,515
01/15/2025	7.625%	1,150,000	1,253,513
Novelis Corp.(a)
08/15/2024	6.250%	922,000	966,216
09/30/2026	5.875%	2,013,000	2,058,762

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	355,000	357,025
Teck Resources Ltd.
07/15/2041	6.250%	3,794,000	4,319,860
Total			19,491,902
Midstream 5.7%
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	833,000	905,576
01/15/2025	5.250%	1,663,000	1,748,100
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	660,000	750,781
06/30/2027	5.125%	532,000	548,189
Delek Logistics Partners LP(a)
05/15/2025	6.750%	885,000	889,289
Energy Transfer Equity LP
03/15/2023	4.250%	775,000	767,933
06/01/2027	5.500%	4,224,000	4,302,583
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	1,050,000	1,099,139
NGPL PipeCo LLC(a)
08/15/2022	4.375%	399,000	406,525
08/15/2027	4.875%	484,000	501,632
NuStar Logistics LP
04/28/2027	5.625%	1,469,000	1,495,129
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	393,000	402,765
01/15/2028	5.500%	1,034,000	1,043,511
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	724,000	716,909
02/01/2027	5.375%	2,051,000	2,102,072
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	2,253,000	2,250,026
Williams Companies, Inc. (The)
01/15/2023	3.700%	954,000	946,623
06/24/2024	4.550%	3,310,000	3,419,796
Total			24,296,578
Oil Field Services 0.4%
SESI LLC(a)
09/15/2024	7.750%	234,000	248,073
Weatherford International Ltd.
06/15/2021	7.750%	808,000	821,906
06/15/2023	8.250%	487,000	489,724
Total			1,559,703
Other Financial Institutions 0.3%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	1,040,000	1,066,820
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.3%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,076,000	1,102,957
Other REIT 0.4%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	410,000	425,695
03/15/2024	5.000%	156,000	162,325
03/15/2027	5.375%	855,000	896,417
03/15/2027	5.375%	219,000	229,780
Total			1,714,217
Packaging 3.4%
ARD Finance SA PIK
09/15/2023	7.125%	652,000	682,965
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	2,464,000	2,680,778
02/15/2025	6.000%	2,177,000	2,294,952
Berry Global, Inc.
07/15/2023	5.125%	1,925,000	2,002,664
Multi-Color Corp.(a)
11/01/2025	4.875%	1,075,000	1,079,144
Novolex (a)
01/15/2025	6.875%	387,000	400,617
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	1,012,000	1,090,804
01/15/2025	5.375%	509,000	536,995
08/15/2025	6.375%	201,000	224,617
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,734,703	1,762,394
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	1,521,000	1,632,614
Total			14,388,544
Pharmaceuticals 2.3%
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	174,000	174,464
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	2,084,000	2,104,554
Valeant Pharmaceuticals International, Inc.(a)
03/01/2023	5.500%	776,000	714,214
05/15/2023	5.875%	2,438,000	2,265,867
03/15/2024	7.000%	1,570,000	1,688,659
04/15/2025	6.125%	1,788,000	1,642,602
11/01/2025	5.500%	730,000	745,142
12/15/2025	9.000%	425,000	443,153
Total			9,778,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 1.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	166,000	174,702
Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/2019	8.125%	364,000	364,266
HUB International Ltd.(a)
10/01/2021	7.875%	3,949,000	4,115,431
Total			4,654,399
Restaurants 1.8%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	1,255,000	1,253,736
10/15/2025	5.000%	2,463,000	2,501,603
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	1,980,000	2,023,158
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	1,311,000	1,383,173
06/01/2027	4.750%	499,000	509,760
Total			7,671,430
Retailers 1.2%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	1,231,000	1,281,467
Group 1 Automotive, Inc.
06/01/2022	5.000%	630,000	649,375
Group 1 Automotive, Inc.(a)
12/15/2023	5.250%	532,000	547,895
L Brands, Inc.
11/01/2035	6.875%	1,165,000	1,178,577
Lithia Motors, Inc.(a)
08/01/2025	5.250%	206,000	215,167
Penske Automotive Group, Inc.
12/01/2024	5.375%	768,000	781,018
05/15/2026	5.500%	338,000	342,996
Total			4,996,495
Technology 7.1%
Ascend Learning LLC(a)
08/01/2025	6.875%	361,000	372,265
Camelot Finance SA(a)
10/15/2024	7.875%	596,000	635,869
CDK Global, Inc.(a)
06/01/2027	4.875%	442,000	447,294
Equinix, Inc.
01/15/2026	5.875%	1,145,000	1,231,379
05/15/2027	5.375%	3,086,000	3,299,508
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a)
08/15/2023	5.375%	1,501,000	1,564,167
12/01/2023	7.000%	3,224,000	3,410,408
01/15/2024	5.750%	2,285,000	2,365,313
Gartner, Inc.(a)
04/01/2025	5.125%	1,589,000	1,655,120
Informatica LLC(a)
07/15/2023	7.125%	689,000	706,381
Iron Mountain, Inc.(a)
03/15/2028	5.250%	1,436,000	1,432,535
Microsemi Corp.(a)
04/15/2023	9.125%	518,000	581,560
MSCI, Inc.(a)
11/15/2024	5.250%	1,407,000	1,487,732
08/15/2025	5.750%	1,298,000	1,390,806
PTC, Inc.
05/15/2024	6.000%	1,257,000	1,333,881
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	1,214,000	1,225,584
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	55,000	62,068
Symantec Corp.(a)
04/15/2025	5.000%	1,726,000	1,796,859
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	1,218,000	1,231,007
Vantiv LLC/Vanity Issuer Corp.(a)
11/15/2025	4.375%	497,000	503,537
VeriSign, Inc.
05/01/2023	4.625%	1,140,000	1,172,314
04/01/2025	5.250%	1,172,000	1,271,870
07/15/2027	4.750%	947,000	968,202
Total			30,145,659
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,525,000	1,510,322
Hertz Corp. (The)(a)
06/01/2022	7.625%	1,214,000	1,278,783
Total			2,789,105
Wireless 4.4%
SBA Communications Corp.
09/01/2024	4.875%	4,401,000	4,525,350
SFR Group SA(a)
05/15/2022	6.000%	665,000	673,361
05/01/2026	7.375%	3,093,000	3,165,116
Sprint Communications, Inc.(a)
11/15/2018	9.000%	731,000	770,027

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
09/15/2021	7.250%	348,000	368,492
09/15/2023	7.875%	735,000	782,008
06/15/2024	7.125%	1,451,000	1,481,622
02/15/2025	7.625%	1,960,000	2,048,298
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	310,000	331,699
01/15/2026	6.500%	3,053,000	3,333,330
Wind Tre SpA(a)
01/20/2026	5.000%	1,241,000	1,187,435
Total			18,666,738
Wirelines 1.8%
CenturyLink, Inc.
04/01/2024	7.500%	1,112,000	1,109,914
04/01/2025	5.625%	1,358,000	1,244,512
Frontier Communications Corp.
01/15/2025	6.875%	1,659,000	1,071,765
09/15/2025	11.000%	767,000	564,137
Telecom Italia Capital SA
09/30/2034	6.000%	568,000	635,213
Telecom Italia SpA(a)
05/30/2024	5.303%	1,128,000	1,209,156
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	1,705,000	1,806,340
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	174,000	178,232
Total			7,819,269
Total Corporate Bonds & Notes (Cost $390,827,184)			402,904,101

Foreign Government Obligations(d) 0.4%

Canada 0.3%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	920,000	924,051
06/01/2027	5.250%	170,000	169,258
Total			1,093,309
United Arab Emirates 0.1%
DAE Funding LLC(a)
08/01/2024	5.000%	544,000	534,724
Total Foreign Government Obligations (Cost $1,634,000)			1,628,033
Limited Partnerships —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(b),(c),(e)	5,000,000	417
Total Financials		417
Total Limited Partnerships (Cost $—)		417

Senior Loans 1.5%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.3%
Serta Simmons Bedding LLC(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.407%	1,659,315	1,410,418
Independent Energy 0.3%
Chesapeake Energy Corp.(f),(g)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.954%	1,101,548	1,170,946
Media and Entertainment 0.0%
UFC Holdings LLC(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 08/18/2024	9.052%	97,000	98,374
Technology 0.9%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 09/19/2024	4.943%	394,012	397,842
Ascend Learning LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%	172,568	173,430
DigiCert, Inc.(f),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024		908,000	918,969
Genesys Telecommunications Laboratories, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.443%	395,020	396,995
Hyland Software, Inc.(f),(g)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.819%	220,755	221,998

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Information Resources, Inc.(f),(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.617%	1,157,000	1,157,000
Misys Ltd.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.979%	568,023	569,404
Total			3,835,638
Total Senior Loans (Cost $6,651,255)			6,515,376
Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(i),(j)	7,380,546	7,380,546
Total Money Market Funds (Cost $7,380,497)		7,380,546
Total Investments (Cost: $406,492,936)		418,428,473
Other Assets & Liabilities, Net		5,414,469
Net Assets		423,842,942

At December 31, 2017, securities and/or cash totaling $160,650 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(148)	03/2018	USD	(18,451,746)	41,212	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $223,185,623, which represents 52.66% of net assets.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $1,893,657, which represents 0.45% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Non-income producing investment.
(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(g)	Variable rate security.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	7,600,182	128,061,761	(128,281,397)	7,380,546	(1,118)	49	115,404	7,380,546
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	401,010,861	1,893,240	—	402,904,101
Foreign Government Obligations	—	1,628,033	—	—	1,628,033
Limited Partnerships
Financials	—	—	417	—	417
Senior Loans	—	6,515,376	—	—	6,515,376
Money Market Funds	—	—	—	7,380,546	7,380,546
Total Investments	—	409,154,270	1,893,657	7,380,546	418,428,473
Derivatives
Asset
Futures Contracts	41,212	—	—	—	41,212
Total	41,212	409,154,270	1,893,657	7,380,546	418,469,685
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.
Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$399,112,439
Investments in affiliated issuers, at cost	7,380,497
Investments in unaffiliated issuers, at value	411,047,927
Investments in affiliated issuers, at value	7,380,546
Cash	10,231
Margin deposits on:
Futures contracts	160,650
Receivable for:
Investments sold	733,387
Investments sold on a delayed delivery basis	601,518
Capital shares sold	8,255
Dividends	10,625
Interest	6,251,230
Foreign tax reclaims	18,360
Variation margin for futures contracts	458
Prepaid expenses	2,430
Total assets	426,225,617
Liabilities
Payable for:
Investments purchased	143,860
Investments purchased on a delayed delivery basis	1,370,115
Capital shares purchased	402,836
Variation margin for futures contracts	31,078
Management services fees	221,382
Distribution and/or service fees	48,098
Service fees	20,983
Compensation of board members	63,404
Compensation of chief compliance officer	96
Other expenses	80,823
Total liabilities	2,382,675
Net assets applicable to outstanding capital stock	$423,842,942
Represented by
Paid in capital	394,197,592
Undistributed net investment income	20,887,445
Accumulated net realized loss	(3,218,844)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	11,935,488
Investments - affiliated issuers	49
Futures contracts	41,212
Total - representing net assets applicable to outstanding capital stock	$423,842,942
Class 1
Net assets	$11,584
Shares outstanding	1,693
Net asset value per share	$6.84
Class 2
Net assets	$59,097,877
Shares outstanding	8,710,556
Net asset value per share	$6.78
Class 3
Net assets	$364,733,481
Shares outstanding	53,412,267
Net asset value per share	$6.83
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	17

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$115,404
Interest	25,422,068
Total income	25,537,472
Expenses:
Management services fees	2,890,348
Distribution and/or service fees
Class 2	136,586
Class 3	483,238
Service fees
Class 1	4
Class 2	17,174
Class 3	112,982
Transfer agent fees
Class 1	617
Class 2	15,556
Class 3	118,666
Compensation of board members	25,774
Custodian fees	17,579
Printing and postage fees	104,635
Audit fees	37,715
Legal fees	10,029
Compensation of chief compliance officer	94
Other	14,113
Total expenses	3,985,110
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,486)
Total net expenses	3,980,624
Net investment income	21,556,848
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,775,612
Investments — affiliated issuers	(1,118)
Futures contracts	(158,911)
Net realized gain	4,615,583
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,632,878
Investments — affiliated issuers	49
Futures contracts	(26,171)
Net change in unrealized appreciation (depreciation)	1,606,756
Net realized and unrealized gain	6,222,339
Net increase in net assets resulting from operations	$27,779,187
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$21,556,848	$23,672,078
Net realized gain (loss)	4,615,583	(5,664,750)
Net change in unrealized appreciation (depreciation)	1,606,756	32,368,692
Net increase in net assets resulting from operations	27,779,187	50,376,020
Distributions to shareholders
Net investment income
Class 1	(625)	(143,523)
Class 2	(2,937,613)	(2,607,346)
Class 3	(20,722,312)	(24,606,400)
Total distributions to shareholders	(23,660,550)	(27,357,269)
Decrease in net assets from capital stock activity	(32,564,209)	(32,048,159)
Total decrease in net assets	(28,445,572)	(9,029,408)
Net assets at beginning of year	452,288,514	461,317,922
Net assets at end of year	$423,842,942	$452,288,514
Undistributed net investment income	$20,887,445	$22,813,831
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	41,605	286,162	211,030	1,421,639
Distributions reinvested	92	625	21,812	143,523
Redemptions	(501,513)	(3,504,348)	(70,625)	(476,728)
Net increase (decrease)	(459,816)	(3,217,561)	162,217	1,088,434
Class 2
Subscriptions	1,828,733	12,508,797	1,490,411	9,923,779
Distributions reinvested	435,848	2,937,613	399,287	2,607,346
Redemptions	(724,971)	(4,961,483)	(770,384)	(5,083,288)
Net increase	1,539,610	10,484,927	1,119,314	7,447,837
Class 3
Subscriptions	106,857	731,283	287,328	1,930,694
Distributions reinvested	3,056,388	20,722,312	3,745,266	24,606,400
Redemptions	(8,891,137)	(61,285,170)	(10,101,928)	(67,121,524)
Net decrease	(5,727,892)	(39,831,575)	(6,069,334)	(40,584,430)
Total net decrease	(4,648,098)	(32,564,209)	(4,787,803)	(32,048,159)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

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Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class 1
12/31/2017	$6.79	0.36	0.08	0.44	(0.39)
12/31/2016	$6.46	0.35	0.40	0.75	(0.42)
12/31/2015	$6.96	0.36	(0.42)	(0.06)	(0.44)
12/31/2014	$7.15	0.38	(0.10)	0.28	(0.47)
12/31/2013	$7.22	0.43	0.00 (c)	0.43	(0.50)
Class 2
12/31/2017	$6.74	0.32	0.09	0.41	(0.37)
12/31/2016	$6.41	0.34	0.39	0.73	(0.40)
12/31/2015	$6.91	0.35	(0.43)	(0.08)	(0.42)
12/31/2014	$7.11	0.37	(0.12)	0.25	(0.45)
12/31/2013	$7.18	0.41	0.01	0.42	(0.49)
Class 3
12/31/2017	$6.78	0.34	0.09	0.43	(0.38)
12/31/2016	$6.45	0.35	0.39	0.74	(0.41)
12/31/2015	$6.94	0.36	(0.42)	(0.06)	(0.43)
12/31/2014	$7.14	0.38	(0.12)	0.26	(0.46)
12/31/2013	$7.21	0.42	0.00 (c)	0.42	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.39)	$6.84	6.53%	0.75%	0.75%	5.12%	51%	$12
(0.42)	$6.79	11.84%	0.75%	0.75%	5.32%	51%	$3,135
(0.44)	$6.46	(1.15%)	0.78%	0.75%	5.35%	47%	$1,934
(0.47)	$6.96	3.89%	0.76%	0.72%	5.43%	59%	$629
(0.50)	$7.15	6.19%	0.76%	0.72%	5.94%	63%	$7

(0.37)	$6.78	6.17%	1.01%	1.01%	4.76%	51%	$59,098
(0.40)	$6.74	11.65%	1.00%	1.00%	5.07%	51%	$48,310
(0.42)	$6.41	(1.41%)	1.02%	1.00%	5.06%	47%	$38,807
(0.45)	$6.91	3.51%	1.00%	0.97%	5.20%	59%	$34,214
(0.49)	$7.11	5.98%	1.01%	0.97%	5.70%	63%	$24,968

(0.38)	$6.83	6.41%	0.89%	0.89%	4.89%	51%	$364,733
(0.41)	$6.78	11.72%	0.88%	0.88%	5.20%	51%	$400,844
(0.43)	$6.45	(1.14%)	0.90%	0.87%	5.17%	47%	$420,576
(0.46)	$6.94	3.62%	0.87%	0.85%	5.34%	59%	$514,924
(0.49)	$7.14	6.07%	0.89%	0.85%	5.81%	63%	$569,123
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	23

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to gain liquid exposure efficiently to high yield market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	41,212*

26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(158,911)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(26,171)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	16,271,884

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.65% of the Fund’s average daily net assets.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,194.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.76%
Class 2	1.01
Class 3	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
177,316	72,080,234	(72,257,550)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
23,660,550	—	23,660,550	27,357,269	—	27,357,269
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,950,316	—	(2,831,001)	11,588,906
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
406,880,779	23,458,802	(11,869,896)	11,588,906
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	2,381,990	449,011	2,831,001	4,297,850	72,257,550	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $217,280,723 and $253,801,863, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 98.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2017	41

Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6670 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
John Wilson, CFA
Lead Portfolio Manager
Managed Fund since 2010
Peter Deininger, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Tchintcia Barros, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	28.14	16.09	8.18
Class 2*	05/03/10	27.84	15.79	7.93
Class 3	09/15/99	27.94	15.95	8.09
Russell 1000 Growth Index		30.21	17.33	10.00
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Microsoft Corp.	5.6
Apple, Inc.	5.2
Amazon.com, Inc.	5.1
Facebook, Inc., Class A	4.2
Alphabet, Inc., Class C	3.2
Alphabet, Inc., Class A	3.0
Visa, Inc., Class A	2.7
FedEx Corp.	2.4
Honeywell International, Inc.	2.2
Adobe Systems, Inc.	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	15.9
Consumer Staples	6.6
Energy	1.0
Financials	5.2
Health Care	14.1
Industrials	11.0
Information Technology	41.7
Materials	1.4
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 73.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 27.94%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 30.21% over the same period. Stock selection in the technology and consumer staples sectors aided relative performance. The Fund had no exposure to telecommunication services, which also benefited results. Disappointments in health care, industrials and financials hampered results relative to the Fund’s benchmark.
Confident investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were confident about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Contributors and detractors
Stock selection in the top-performing technology sector drove solid gains and positive relative results. Even though some of these stocks gave back some ground in the fourth quarter, the list of strong contributors for the year includes Alibaba, Electronic Arts, Facebook, Lam Research, Micron Technology, NVIDIA and others. Alibaba, the leading Chinese e-commerce company, did well as it continued to monetize its user base in the Chinese market. Gaming company Electronic Arts delivered strong results. Electronic Arts develops, markets, publishes and distributes video games. Facebook logged another strong year, as the company continued to benefit from the ongoing shift from traditional to digital media advertising. Lam Research outperformed given strong end-market demand and pricing for semiconductors and equipment. Micron Technology benefited from continued robust pricing in the memory chip market and increased demand from new growth applications in the data center market. NVIDIA makes semiconductor chips and software for emerging growth applications, such as data centers, machine learning, autonomous driving and virtual reality. The company continued to enjoy broad adoption of its products across a variety of end markets and solid revenue and earnings growth. Not owning IBM also aided relative results for the year.
In the consumer staples sector, the Fund’s relative results were higher than the benchmark with overweight positions in Costco, Wal-Mart and Tyson. Both Costco and Wal-Mart have been more resilient than expected against online competition. Tyson, which was added to the Fund earlier in 2017, made a positive contribution to performance. Core business
4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
fundamentals were strong, and the acquisition of packaged sandwich supplier Advance Pierre was more accretive than the market expected. We did well to avoid Altria, Coca Cola, CVS and Kroger, all benchmark names that lagged during the year. The Fund had no exposure to the telecommunication services sector, which also aided relative results.
Industrials and financials detracted from relative results. In industrials, the Fund lost ground because it did not own either Boeing or Caterpillar. Both had good years. Boeing reported improved cash flow, strong dividend growth and a solid outlook for 2018. Caterpillar reported improved global demand of products and services, especially in China and Brazil. Elsewhere in industrials, a position in Stericycle, a leading provider of medical waste management services, disappointed on concerns about renewal rates in a portion of its customer base. We opted to eliminate the position. In health care, Alexion, Celgene and some smaller biotechnology names weighed on returns. We also lost out on potential gains from AbbVie, which we sold earlier. The company did well in the second half of the year.
At period’s end
We continued to maintain the Fund’s overweight in technology, with a particular emphasis on software, internet-related companies and semiconductor names. As always, we are bottom up stock pickers. We search for growth companies where we see a differentiated thesis, strong long-term risk/reward prospects and names in which we have the highest investment conviction.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,094.70	1,021.19	3.92	3.78	0.75
Class 2	1,000.00	1,000.00	1,093.10	1,019.95	5.22	5.04	1.00
Class 3	1,000.00	1,000.00	1,094.10	1,020.59	4.54	4.38	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.2%
Issuer	Shares	Value ($)
Consumer Discretionary 15.8%
Hotels, Restaurants & Leisure 3.7%
Norwegian Cruise Line Holdings Ltd.(a)	253,135	13,479,439
Starbucks Corp.	392,951	22,567,176
Yum China Holdings, Inc.	276,139	11,051,083
Yum! Brands, Inc.	223,029	18,201,396
Total		65,299,094
Household Durables 1.0%
Mohawk Industries, Inc.(a)	64,374	17,760,787
Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.(a)	76,891	89,921,718
Priceline Group, Inc. (The)(a)	10,112	17,572,027
Total		107,493,745
Media 2.0%
Comcast Corp., Class A	494,582	19,808,009
DISH Network Corp., Class A(a)	307,486	14,682,456
Total		34,490,465
Specialty Retail 1.5%
Burlington Stores, Inc.(a)	113,245	13,932,532
Ulta Beauty, Inc.(a)	59,004	13,196,835
Total		27,129,367
Textiles, Apparel & Luxury Goods 1.5%
PVH Corp.	190,288	26,109,416
Total Consumer Discretionary		278,282,874
Consumer Staples 6.5%
Food & Staples Retailing 4.0%
Costco Wholesale Corp.	155,452	28,932,726
SYSCO Corp.	451,864	27,441,701
Wal-Mart Stores, Inc.	138,131	13,640,436
Total		70,014,863
Food Products 1.2%
Tyson Foods, Inc., Class A	267,760	21,707,303
Tobacco 1.3%
Philip Morris International, Inc.	217,429	22,971,374
Total Consumer Staples		114,693,540
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Cimarex Energy Co.	138,337	16,878,497
Total Energy		16,878,497
Financials 5.2%
Banks 1.0%
Citigroup, Inc.	225,176	16,755,346
Capital Markets 4.2%
Bank of New York Mellon Corp. (The)	518,808	27,942,999
BlackRock, Inc.	35,594	18,284,994
Charles Schwab Corp. (The)	287,754	14,781,923
Goldman Sachs Group, Inc. (The)	53,228	13,560,365
Total		74,570,281
Total Financials		91,325,627
Health Care 14.0%
Biotechnology 7.4%
ACADIA Pharmaceuticals, Inc.(a)	89,467	2,693,851
Alexion Pharmaceuticals, Inc.(a)	186,652	22,321,713
Biogen, Inc.(a)	88,333	28,140,244
Celgene Corp.(a)	270,769	28,257,453
Clovis Oncology, Inc.(a)	68,412	4,652,016
Gilead Sciences, Inc.	234,339	16,788,046
Puma Biotechnology, Inc.(a)	35,965	3,555,140
Sage Therapeutics, Inc.(a)	21,698	3,573,877
TESARO, Inc.(a)	33,092	2,742,334
Vertex Pharmaceuticals, Inc.(a)	114,452	17,151,777
Total		129,876,451
Health Care Equipment & Supplies 2.3%
Align Technology, Inc.(a)	28,413	6,313,085
Edwards Lifesciences Corp.(a)	157,544	17,756,784
Medtronic PLC	195,152	15,758,524
Total		39,828,393
Health Care Providers & Services 0.9%
Humana, Inc.	67,547	16,756,384
Life Sciences Tools & Services 2.3%
Illumina, Inc.(a)	77,955	17,032,388
Thermo Fisher Scientific, Inc.	124,327	23,607,211
Total		40,639,599

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.1%
Johnson & Johnson	137,212	19,171,261
Total Health Care		246,272,088
Industrials 10.9%
Aerospace & Defense 1.2%
L3 Technologies, Inc.	108,657	21,497,787
Air Freight & Logistics 2.4%
FedEx Corp.	166,796	41,622,274
Airlines 1.0%
Southwest Airlines Co.	266,299	17,429,270
Electrical Equipment 1.0%
Sensata Technologies Holding NV(a)	337,820	17,265,980
Industrial Conglomerates 2.2%
Honeywell International, Inc.	254,196	38,983,499
Machinery 2.3%
Cummins, Inc.	114,287	20,187,656
Xylem, Inc.	300,693	20,507,262
Total		40,694,918
Road & Rail 0.8%
Kansas City Southern	135,746	14,283,194
Total Industrials		191,776,922
Information Technology 41.4%
Electronic Equipment, Instruments & Components 0.4%
Zebra Technologies Corp., Class A(a)	66,220	6,873,636
Internet Software & Services 11.6%
Alibaba Group Holding Ltd., ADR(a)	127,120	21,919,302
Alphabet, Inc., Class A(a)	50,267	52,951,258
Alphabet, Inc., Class C(a)	52,981	55,439,318
Facebook, Inc., Class A(a)	415,039	73,237,782
Total		203,547,660
IT Services 5.7%
FleetCor Technologies, Inc.(a)	115,980	22,318,031
PayPal Holdings, Inc.(a)	335,087	24,669,105
Square, Inc., Class A(a)	179,220	6,213,557
Visa, Inc., Class A	412,639	47,049,099
Total		100,249,792
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.9%
Broadcom Ltd.	116,199	29,851,523
Lam Research Corp.	119,722	22,037,229
MACOM Technology Solutions Holdings, Inc.(a)	446,349	14,524,196
Micron Technology, Inc.(a)	542,844	22,321,745
NVIDIA Corp.	171,669	33,217,952
Total		121,952,645
Software 11.6%
Adobe Systems, Inc.(a)	194,745	34,127,114
Electronic Arts, Inc.(a)	249,639	26,227,073
Microsoft Corp.	1,143,505	97,815,418
Salesforce.com, Inc.(a)	252,694	25,832,907
ServiceNow, Inc.(a)	161,872	21,106,490
Total		205,109,002
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	542,564	91,818,106
Total Information Technology		729,550,841
Materials 1.4%
Chemicals 1.4%
Eastman Chemical Co.	273,882	25,372,429
Total Materials		25,372,429
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
American Tower Corp.	172,450	24,603,441
Equinix, Inc.	64,849	29,390,864
Total		53,994,305
Total Real Estate		53,994,305
Total Common Stocks (Cost $1,293,094,091)		1,748,147,123

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	15,227,411	15,227,411
Total Money Market Funds (Cost $15,227,063)		15,227,411
Total Investments (Cost: $1,308,321,154)		1,763,374,534
Other Assets & Liabilities, Net		(1,701,545)
Net Assets		1,761,672,989

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	4,354,022	352,523,788	(341,650,399)	15,227,411	111	348	218,384	15,227,411
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	278,282,874	—	—	—	278,282,874
Consumer Staples	114,693,540	—	—	—	114,693,540
Energy	16,878,497	—	—	—	16,878,497
Financials	91,325,627	—	—	—	91,325,627
Health Care	246,272,088	—	—	—	246,272,088
Industrials	191,776,922	—	—	—	191,776,922
Information Technology	729,550,841	—	—	—	729,550,841
Materials	25,372,429	—	—	—	25,372,429
Real Estate	53,994,305	—	—	—	53,994,305
Total Common Stocks	1,748,147,123	—	—	—	1,748,147,123
Money Market Funds	—	—	—	15,227,411	15,227,411
Total Investments	1,748,147,123	—	—	15,227,411	1,763,374,534
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,293,094,091
Investments in affiliated issuers, at cost	15,227,063
Investments in unaffiliated issuers, at value	1,748,147,123
Investments in affiliated issuers, at value	15,227,411
Receivable for:
Capital shares sold	57,175
Dividends	946,333
Foreign tax reclaims	17,954
Prepaid expenses	4,916
Trustees’ deferred compensation plan	5,492
Total assets	1,764,406,404
Liabilities
Payable for:
Capital shares purchased	1,353,711
Management services fees	989,337
Distribution and/or service fees	47,631
Service fees	47,518
Compensation of board members	223,814
Compensation of chief compliance officer	363
Other expenses	65,549
Trustees’ deferred compensation plan	5,492
Total liabilities	2,733,415
Net assets applicable to outstanding capital stock	$1,761,672,989
Represented by
Trust capital	$1,761,672,989
Total - representing net assets applicable to outstanding capital stock	$1,761,672,989
Class 1
Net assets	$1,408,054,218
Shares outstanding	84,006,470
Net asset value per share	$16.76
Class 2
Net assets	$121,608,276
Shares outstanding	7,396,465
Net asset value per share	$16.44
Class 3
Net assets	$232,010,495
Shares outstanding	13,962,076
Net asset value per share	$16.62
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$18,685,389
Dividends — affiliated issuers	218,384
Total income	18,903,773
Expenses:
Management services fees	11,991,456
Distribution and/or service fees
Class 2	294,648
Class 3	281,528
Service fees
Class 1	184,317
Class 2	16,086
Class 3	30,808
Transfer agent fees
Class 1	396,276
Class 2	34,620
Class 3	65,978
Compensation of board members	64,735
Custodian fees	21,872
Printing and postage fees	82,168
Audit fees	32,315
Legal fees	20,435
Compensation of chief compliance officer	351
Other	37,706
Total expenses	13,555,299
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(138,527)
Total net expenses	13,416,772
Net investment income	5,487,001
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	141,606,501
Investments — affiliated issuers	111
Foreign currency translations	108
Net realized gain	141,606,720
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	268,291,994
Investments — affiliated issuers	348
Net change in unrealized appreciation (depreciation)	268,292,342
Net realized and unrealized gain	409,899,062
Net increase in net assets resulting from operations	$415,386,063
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,487,001	$9,122,226
Net realized gain	141,606,720	31,431,408
Net change in unrealized appreciation (depreciation)	268,292,342	(22,115,104)
Net increase in net assets resulting from operations	415,386,063	18,438,530
Increase (decrease) in net assets from capital stock activity	(237,310,571)	81,610,395
Total increase in net assets	178,075,492	100,048,925
Net assets at beginning of year	1,583,597,497	1,483,548,572
Net assets at end of year	$1,761,672,989	$1,583,597,497
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	265,327	4,046,674	26,167,096	336,573,173
Fund reorganization	—	—	4,645,056	57,523,365
Redemptions	(13,110,543)	(194,722,710)	(26,728,357)	(337,881,144)
Net increase (decrease)	(12,845,216)	(190,676,036)	4,083,795	56,215,394
Class 2
Subscriptions	579,133	8,636,457	784,093	9,737,704
Fund reorganization	—	—	6,530,458	79,626,792
Redemptions	(1,641,998)	(24,555,238)	(1,433,762)	(17,979,246)
Net increase (decrease)	(1,062,865)	(15,918,781)	5,880,789	71,385,250
Class 3
Subscriptions	93,210	1,372,925	77,261	916,850
Redemptions	(2,129,935)	(32,088,679)	(3,723,796)	(46,907,099)
Net decrease	(2,036,725)	(30,715,754)	(3,646,535)	(45,990,249)
Total net increase (decrease)	(15,944,806)	(237,310,571)	6,318,049	81,610,395
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

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Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations
Class 1
12/31/2017	$13.08	0.05	3.63	3.68
12/31/2016	$12.92	0.09	0.07	0.16
12/31/2015	$11.84	0.03	1.05	1.08
12/31/2014	$10.37	0.06	1.41	1.47
12/31/2013	$7.95	0.05	2.37	2.42
Class 2
12/31/2017	$12.86	0.02	3.56	3.58
12/31/2016	$12.73	0.04	0.09	0.13
12/31/2015	$11.70	0.00 (c)	1.03	1.03
12/31/2014	$10.27	0.04	1.39	1.43
12/31/2013	$7.90	0.03	2.34	2.37
Class 3
12/31/2017	$12.99	0.04	3.59	3.63
12/31/2016	$12.84	0.07	0.08	0.15
12/31/2015	$11.78	0.01	1.05	1.06
12/31/2014	$10.33	0.05	1.40	1.45
12/31/2013	$7.93	0.04	2.36	2.40

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$16.76	28.14%	0.77%	0.76%	0.36%	35%	$1,408,054
$13.08	1.24%	0.80%	0.77%	0.69%	54%	$1,267,016
$12.92	9.12%	0.80%	0.79%	0.23%	56%	$1,198,464
$11.84	14.18%	0.80%	0.79%	0.59%	71%	$1,003,539
$10.37	30.44%	0.81%	0.79%	0.55%	93%	$1,166,312

$16.44	27.84%	1.02%	1.01%	0.11%	35%	$121,608
$12.86	1.02%	1.05%	1.01%	0.35%	54%	$108,824
$12.73	8.80%	1.05%	1.04%	(0.02%)	56%	$32,835
$11.70	13.92%	1.05%	1.04%	0.36%	71%	$18,783
$10.27	30.00%	1.06%	1.04%	0.28%	93%	$14,196

$16.62	27.94%	0.89%	0.88%	0.23%	35%	$232,010
$12.99	1.17%	0.92%	0.89%	0.55%	54%	$207,757
$12.84	9.00%	0.92%	0.92%	0.10%	56%	$252,250
$11.78	14.04%	0.93%	0.91%	0.47%	71%	$227,180
$10.33	30.26%	0.94%	0.92%	0.40%	93%	$224,919
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.71% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $2,360.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.78%	0.76%
Class 2	1.03	1.01
Class 3	0.905	0.885
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $585,885,728 and $821,617,278, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Fund reorganization
At the close of business on April 29, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — Large Cap Growth Fund II and Columbia Variable Portfolio — Large Cap Growth Fund III, both a series of Columbia Funds Variable Insurance Trust I (the Acquired Funds). The reorganization was completed after shareholders of the Acquired Funds approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,362,546,316 and the combined net assets immediately after the reorganization were $1,499,696,473.
The reorganization was accomplished by a tax-free exchange of 8,190,431 shares of Columbia Variable Portfolio — Large Cap Growth Fund II valued at $85,358,898 (including $6,204,516 of unrealized appreciation) and 5,478,954 shares of Columbia Variable Portfolio — Large Cap Growth Fund III valued at $51,791,259 (including $4,253,941 of unrealized appreciation).
In exchange for the Acquired Funds’ shares, the Fund issued the following number of shares:
Shares
Class 1	4,645,056
Class 2	6,530,458
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Funds’ cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on January 1, 2016, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2016 would have been approximately $9.3 million, $35.1 million, $(33.9) million and $10.5 million, respectively.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 89.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2017	31

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Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6464 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Steven Schroll
Co-Portfolio Manager
Managed Fund since 2003
Paul Stocking
Co-Portfolio Manager
Managed Fund since 2006
Dean Ramos, CFA
Co-Portfolio Manager
Managed Fund since 2013
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	14.38	12.06	5.47
Class 2*	05/03/10	14.12	11.79	5.23
Class 3	09/15/99	14.28	11.93	5.37
MSCI USA High Dividend Yield Index (Net)		18.45	14.58	8.88
Russell 1000 Value Index		13.66	14.04	7.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Philip Morris International, Inc.	6.1
AT&T, Inc.	4.8
Cisco Systems, Inc.	4.7
Intel Corp.	4.6
Chevron Corp.	3.8
Pfizer, Inc.	3.1
Imperial Brands PLC	3.0
Microsoft Corp.	2.9
Altria Group, Inc.	2.7
BP PLC, ADR	2.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.7
Convertible Preferred Stocks	0.9
Equity-Linked Notes	0.4
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	7.9
Consumer Staples	13.1
Energy	15.2
Financials	9.6
Health Care	8.1
Industrials	5.8
Information Technology	15.2
Materials	5.6
Telecommunication Services	9.5
Utilities	10.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 42.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 14.28%. During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net) (MSCI Index), which returned 18.45%, but outperformed the Russell 1000 Value Index, which returned 13.66%. While the Fund posted robust absolute gains, it underperformed the MSCI Index due primarily to sector allocation decisions. Stock selection overall contributed positively.
U.S. equity market posted banner year
Though tumultuous and often filled with political strife, overall 2017 ended up a banner year for the U.S. equity market, especially so since expectations were low. The S&P 500 Index advanced for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Further, the fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500 Index, its strongest quarterly advance in four years. Stocks were boosted by a combination of accelerating economic growth, rising earnings and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. While not all companies will see the same benefit, investors viewed the cut as being supportive of both broad economic growth and corporate bottom-line earnings, capital investment and hiring, driving equity markets to record highs. With U.S. gross domestic product growth above 3% in the second and third quarters of 2017, unemployment nearing a 17-year low and corporate earnings on track for a double-digit increase in 2017, the news augmented investors’ appetite for risk. Indeed, U.S. equities continued to hit record highs despite the U.S. Federal Reserve raising interest rates three times during the calendar year — in March, June and December — bringing the targeted federal funds rate to a range of 1.25% to 1.50% by the end of 2017.
Remarkably steady with consistently low volatility, the S&P 500 Index went through the entire year without experiencing a correction of more than 3%. Nine of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2017. In terms of total return, information technology, materials and consumer discretionary were the best relative performers. Conversely, energy, telecommunication services and real estate were the weakest sectors.
Sector allocation hampered Fund performance
The Fund underperformed the MSCI Index due primarily to sector allocation decisions. Having overweight allocations to energy and telecommunication services, which were the two weakest sectors in the MSCI Index during the annual period, hurt most. Having an underweight allocation to industrials, the strongest performing sector in the MSCI Index during the annual period, also detracted. Having an approximately 1.3% average position in cash also hampered relative results during an annual period when the U.S. equity market rallied to double-digit gains. Stock selection in the health care, industrials and financials sectors further dampened the Fund’s relative results.
Among those individual stocks that detracted most from the Fund’s relative results during the annual period was integrated energy company Chevron, whose shares declined along with the broad energy sector, despite rising crude oil prices. Performance dispersion between energy-related equities and underlying commodity prices rose significantly during the annual period amidst persistent pessimism regarding both U.S. shale producers’ willingness to control production growth and OPEC’s willingness to comply with promised production cuts. A position in global pharmaceutical company Teva Pharmaceutical Industries also detracted. Its shares declined during the annual period on rapid deterioration of generic drug pricing and falling revenue on its specialty pharmaceuticals. Its shares further declined as the company reduced its dividend by approximately 75% during the third calendar quarter in an effort to shore up its debt-laden balance sheet and then eliminated its dividend entirely in November 2017. We sold the Fund’s position in Teva Pharmaceutical Industries before it eliminated its dividend. A position in telecommunications company CenturyLink also hurt the Fund’s relative results. Primarily a rural carrier, its acquisition of Level 3 Communications, announced early in the calendar year and completed on November 1, 2017, was implemented to help diversify its business. However, this diversification strategy was not appreciated by the market and prompted concerns about whether CenturyLink might cut its double-digit dividend.
4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Stock selection overall aided results
Stock selection overall contributed positively, albeit modestly, to the Fund’s relative results. Stock selection in the energy, telecommunication services, utilities and information technology sectors proved particularly effective. Having underweighted allocations to health care and consumer staples, which each lagged the MSCI Index during the annual period, also contributed positively.
From an individual stock perspective, having a significantly underweighted exposure relative to the MSCI Index to integrated energy integrated company Exxon Mobil added value, as the lack of correlation between energy-related equities and the rising pricing of crude oil heightened. Among those companies where the Fund had overweight positions, biotechnology company AbbVie and tobacco company British American Tobacco were the top positive contributors. AbbVie benefited during the annual period from several factors, including a favorable settlement with Amgen that delayed the U.S. launch of Amgen’s cheaper biosimilar version of AbbVie’s best-selling drug Humira until 2023. A diversification of its drug pipeline beyond rheumatoid arthritis to include cancer and hepatitis C treatments and quarterly results that indicated strong cash flow and what many analysts perceived to be positive merger and acquisition potential further boosted AbbVie’s shares. British American Tobacco’s share price rose as its acquisition of the remaining 57.8% of Reynolds American the company did not already own was well received by the market. This more than offset the challenges the broad tobacco industry, including Fund holding Imperial Brands, faced amid declining volumes of cigarettes shipped and the U.S. Food and Drug Administration’s pronounced initiative to require tobacco companies to make all cigarettes with reduced nicotine levels so they are no longer addictive. We sold the Fund’s position in British American Tobacco, taking profits, and reallocated the proceeds into a basket of other tobacco companies.
Bottom-up selection drove portfolio changes
During the annual period, we increased the Fund’s allocations to the consumer discretionary and financials sectors. Within consumer discretionary, we increased the Fund’s exposure to retail holdings, establishing new positions in Target and Kohl’s, as we felt the market was overly pessimistic about the potential impact of Amazon.com on brick-and-mortar retailers. Within financials, we exited the Fund’s positions in several Canadian banks but added to its position in JPMorgan Chase and initiated a Fund position in Prudential Financial on the anticipated benefits to these companies of a growing U.S. economy and rising U.S. interest rates. Conversely, we decreased the Fund’s positions in the energy and consumer staples sectors. Within energy, we eliminated the Fund’s position in Exxon Mobil and reduced its holding in Chevron. Within consumer staples, in addition to selling the Fund’s position in British American Tobacco, mentioned earlier, we sold the Fund’s position in Australian diversified conglomerate Wesfarmers.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,088.20	1,021.34	3.75	3.63	0.72
Class 2	1,000.00	1,000.00	1,087.20	1,020.09	5.05	4.89	0.97
Class 3	1,000.00	1,000.00	1,087.70	1,020.69	4.42	4.28	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.5%
Issuer	Shares	Value ($)
Consumer Discretionary 7.7%
Automobiles 1.0%
Ford Motor Co.	1,491,769	18,632,195
Hotels, Restaurants & Leisure 1.4%
Las Vegas Sands Corp.	368,634	25,616,376
Household Durables 1.1%
Whirlpool Corp.	119,520	20,155,853
Multiline Retail 4.2%
Kohl’s Corp.	527,307	28,595,859
Nordstrom, Inc.	214,824	10,178,361
Target Corp.	600,140	39,159,135
Total		77,933,355
Total Consumer Discretionary		142,337,779
Consumer Staples 12.9%
Household Products 1.2%
Procter & Gamble Co. (The)	241,748	22,211,806
Tobacco 11.7%
Altria Group, Inc.	689,180	49,214,344
Imperial Brands PLC	1,278,928	54,552,242
Philip Morris International, Inc.	1,056,667	111,636,869
Total		215,403,455
Total Consumer Staples		237,615,261
Energy 15.0%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	334,269	10,576,271
Oil, Gas & Consumable Fuels 14.4%
BP PLC, ADR	1,162,470	48,858,614
Chevron Corp.	551,274	69,013,992
ConocoPhillips	173,395	9,517,651
Enbridge, Inc.	136,889	5,353,729
ENI SpA	604,126	10,003,070
Occidental Petroleum Corp.	551,951	40,656,711
Royal Dutch Shell PLC, Class A	1,282,166	42,802,823
Total SA	512,622	28,320,859
Valero Energy Corp.	115,192	10,587,297
Total		265,114,746
Total Energy		275,691,017
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 9.4%
Banks 5.4%
Bank of America Corp.	867,033	25,594,814
Citigroup, Inc.	170,830	12,711,460
JPMorgan Chase & Co.	330,520	35,345,809
SunTrust Banks, Inc.	89,529	5,782,678
Wells Fargo & Co.	321,938	19,531,979
Total		98,966,740
Capital Markets 1.6%
BlackRock, Inc.	18,725	9,619,219
Morgan Stanley	390,651	20,497,458
Total		30,116,677
Insurance 2.4%
Arthur J Gallagher & Co.	115,281	7,294,982
Prudential Financial, Inc.	321,884	37,010,222
Total		44,305,204
Total Financials		173,388,621
Health Care 7.6%
Biotechnology 1.5%
AbbVie, Inc.	278,707	26,953,754
Pharmaceuticals 6.1%
Johnson & Johnson	203,080	28,374,338
Merck & Co., Inc.	487,490	27,431,062
Pfizer, Inc.	1,555,915	56,355,241
Total		112,160,641
Total Health Care		139,114,395
Industrials 5.7%
Aerospace & Defense 0.9%
BAE Systems PLC	1,130,386	8,733,737
Lockheed Martin Corp.	27,290	8,761,454
Total		17,495,191
Airlines 1.0%
American Airlines Group, Inc.	199,014	10,354,698
Delta Air Lines, Inc.	141,350	7,915,600
Total		18,270,298
Industrial Conglomerates 1.1%
Siemens AG, Registered Shares	140,035	19,388,914

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.8%
Ingersoll-Rand PLC	169,282	15,098,262
Road & Rail 1.9%
CSX Corp.	126,863	6,978,734
Union Pacific Corp.	213,068	28,572,419
Total		35,551,153
Total Industrials		105,803,818
Information Technology 15.0%
Communications Equipment 5.4%
Cisco Systems, Inc.	2,245,095	85,987,138
Nokia OYJ	2,963,805	13,847,529
Total		99,834,667
IT Services 1.0%
International Business Machines Corp.	118,284	18,147,131
Semiconductors & Semiconductor Equipment 5.8%
Intel Corp.	1,818,391	83,936,929
QUALCOMM, Inc.	345,461	22,116,413
Total		106,053,342
Software 2.8%
Microsoft Corp.	608,936	52,088,386
Total Information Technology		276,123,526
Materials 5.5%
Chemicals 3.6%
Agrium, Inc.	83,465	9,598,475
DowDuPont, Inc.	643,036	45,797,024
LyondellBasell Industries NV, Class A	101,289	11,174,202
Total		66,569,701
Containers & Packaging 1.9%
Graphic Packaging Holding Co.	744,091	11,496,206
WestRock Co.	370,810	23,438,900
Total		34,935,106
Total Materials		101,504,807
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 9.3%
Diversified Telecommunication Services 7.9%
AT&T, Inc.	2,264,226	88,033,107
BCE, Inc.	369,665	17,747,617
CenturyLink, Inc.	533,109	8,892,258
Orange SA	766,051	13,304,635
Verizon Communications, Inc.	345,267	18,274,982
Total		146,252,599
Wireless Telecommunication Services 1.4%
Vodafone Group PLC	1,717,717	5,429,699
Vodafone Group PLC, ADR	619,093	19,749,066
Total		25,178,765
Total Telecommunication Services		171,431,364
Utilities 9.4%
Electric Utilities 7.0%
American Electric Power Co., Inc.	294,339	21,654,520
Duke Energy Corp.	343,794	28,916,513
Entergy Corp.	185,576	15,104,031
Exelon Corp.	455,054	17,933,678
PPL Corp.	565,008	17,486,998
Xcel Energy, Inc.	572,132	27,525,271
Total		128,621,011
Multi-Utilities 2.4%
Ameren Corp.	301,507	17,785,898
DTE Energy Co.	119,898	13,124,035
Veolia Environnement SA	530,994	13,554,574
Total		44,464,507
Total Utilities		173,085,518
Total Common Stocks (Cost $1,539,065,487)		1,796,096,106

Convertible Preferred Stocks 0.9%
Issuer	Coupon Rate	Shares	Value ($)
Health Care 0.4%
Health Care Equipment & Supplies 0.4%
Becton Dickinson and Co.	6.125%	139,863	8,098,068
Total Health Care			8,098,068

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Utilities 0.5%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.123%	160,421	9,015,660
Total Utilities			9,015,660
Total Convertible Preferred Stocks (Cost $16,964,260)			17,113,728

Equity-Linked Notes 0.5%

Credit Suisse AG(a)
(linked to common stock of Graphic Packaging Holding Co.)
01/16/2018	10.100%	545,680	8,324,491
Total Equity-Linked Notes (Cost $7,737,742)			8,324,491
Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	17,564,137	17,564,137
Total Money Market Funds (Cost $17,562,712)		17,564,137
Total Investments (Cost: $1,581,330,201)		1,839,098,462
Other Assets & Liabilities, Net		2,636,522
Net Assets		1,841,734,984

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $8,324,491, which represents 0.45% of net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	57,804,356	628,140,850	(668,381,069)	17,564,137	(4,372)	1,425	346,406	17,564,137
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	142,337,779	—	—	—	142,337,779
Consumer Staples	183,063,019	54,552,242	—	—	237,615,261
Energy	194,564,265	81,126,752	—	—	275,691,017
Financials	173,388,621	—	—	—	173,388,621
Health Care	139,114,395	—	—	—	139,114,395
Industrials	77,681,167	28,122,651	—	—	105,803,818
Information Technology	262,275,997	13,847,529	—	—	276,123,526
Materials	101,504,807	—	—	—	101,504,807
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	152,697,030	18,734,334	—	—	171,431,364
Utilities	159,530,944	13,554,574	—	—	173,085,518
Total Common Stocks	1,586,158,024	209,938,082	—	—	1,796,096,106
Convertible Preferred Stocks
Health Care	8,098,068	—	—	—	8,098,068
Utilities	9,015,660	—	—	—	9,015,660
Total Convertible Preferred Stocks	17,113,728	—	—	—	17,113,728
Equity-Linked Notes	—	8,324,491	—	—	8,324,491
Money Market Funds	—	—	—	17,564,137	17,564,137
Total Investments	1,603,271,752	218,262,573	—	17,564,137	1,839,098,462
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,563,767,489
Investments in affiliated issuers, at cost	17,562,712
Investments in unaffiliated issuers, at value	1,821,534,325
Investments in affiliated issuers, at value	17,564,137
Cash	504,722
Receivable for:
Capital shares sold	60,336
Dividends	3,818,828
Interest	26,050
Foreign tax reclaims	1,099,794
Prepaid expenses	5,061
Trustees’ deferred compensation plan	5,814
Total assets	1,844,619,067
Liabilities
Payable for:
Capital shares purchased	1,394,195
Management services fees	949,102
Distribution and/or service fees	107,041
Service fees	57,510
Compensation of board members	243,246
Compensation of chief compliance officer	383
Other expenses	126,792
Trustees’ deferred compensation plan	5,814
Total liabilities	2,884,083
Net assets applicable to outstanding capital stock	$1,841,734,984
Represented by
Trust capital	$1,841,734,984
Total - representing net assets applicable to outstanding capital stock	$1,841,734,984
Class 1
Net assets	$832,598,745
Shares outstanding	32,902,889
Net asset value per share	$25.30
Class 2
Net assets	$69,366,669
Shares outstanding	2,796,144
Net asset value per share	$24.81
Class 3
Net assets	$939,769,570
Shares outstanding	37,512,205
Net asset value per share	$25.05
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$74,844,600
Dividends — affiliated issuers	346,406
Interest	7,767,958
Foreign taxes withheld	(1,830,971)
Total income	81,127,993
Expenses:
Management services fees	11,633,381
Distribution and/or service fees
Class 2	159,546
Class 3	1,180,765
Service fees
Class 1	148,552
Class 2	12,356
Class 3	175,352
Transfer agent fees
Class 1	226,927
Class 2	18,725
Class 3	289,083
Compensation of board members	70,467
Custodian fees	42,065
Printing and postage fees	221,073
Audit fees	84,545
Legal fees	20,877
Compensation of chief compliance officer	375
Other	75,862
Total expenses	14,359,951
Net investment income	66,768,042
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	84,252,367
Investments — affiliated issuers	(4,372)
Foreign currency translations	76,900
Net realized gain	84,324,895
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	88,641,025
Investments — affiliated issuers	1,425
Foreign currency translations	132,274
Net change in unrealized appreciation (depreciation)	88,774,724
Net realized and unrealized gain	173,099,619
Net increase in net assets resulting from operations	$239,867,661
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$66,768,042	$63,885,291
Net realized gain	84,324,895	20,538,461
Net change in unrealized appreciation (depreciation)	88,774,724	135,599,393
Net increase in net assets resulting from operations	239,867,661	220,023,145
Decrease in net assets from capital stock activity	(167,213,044)	(137,850,998)
Total increase in net assets	72,654,617	82,172,147
Net assets at beginning of year	1,769,080,367	1,686,908,220
Net assets at end of year	$1,841,734,984	$1,769,080,367
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	369,951	8,778,686	910,100	18,109,149
Redemptions	(1,032,629)	(23,915,705)	(1,147,384)	(24,201,061)
Net decrease	(662,678)	(15,137,019)	(237,284)	(6,091,912)
Class 2
Subscriptions	353,263	8,059,052	572,017	11,846,769
Redemptions	(280,072)	(6,404,288)	(264,265)	(5,356,084)
Net increase	73,191	1,654,764	307,752	6,490,685
Class 3
Subscriptions	19,114	443,081	60,248	1,262,236
Redemptions	(6,641,574)	(154,173,870)	(6,817,420)	(139,512,007)
Net decrease	(6,622,460)	(153,730,789)	(6,757,172)	(138,249,771)
Total net decrease	(7,211,947)	(167,213,044)	(6,686,704)	(137,850,998)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$22.12	0.89	2.29	3.18
12/31/2016	$19.46	0.78	1.88	2.66
12/31/2015	$19.99	0.73	(1.26)	(0.53)
12/31/2014	$18.16	0.62	1.21	1.83
12/31/2013	$14.32	0.45	3.39	3.84
Class 2
12/31/2017	$21.74	0.82	2.25	3.07
12/31/2016	$19.17	0.72	1.85	2.57
12/31/2015	$19.74	0.65	(1.22)	(0.57)
12/31/2014	$17.98	0.57	1.19	1.76
12/31/2013	$14.21	0.40	3.37	3.77
Class 3
12/31/2017	$21.92	0.86	2.27	3.13
12/31/2016	$19.31	0.75	1.86	2.61
12/31/2015	$19.86	0.68	(1.23)	(0.55)
12/31/2014	$18.07	0.60	1.19	1.79
12/31/2013	$14.26	0.42	3.39	3.81

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$25.30	14.38%	0.73%	0.73%	3.82%	62%	$832,599
$22.12	13.67%	0.74%	0.74%	3.78%	64%	$742,337
$19.46	(2.65%)	0.71%	0.71%	3.65%	93%	$657,752
$19.99	10.08%	0.69%	0.69%	3.25%	86%	$2,235,149
$18.16	26.81%	0.70%	0.70%	2.71%	71%	$2,198,787

$24.81	14.12%	0.98%	0.98%	3.58%	62%	$69,367
$21.74	13.41%	0.99%	0.99%	3.52%	64%	$59,186
$19.17	(2.89%)	0.98%	0.98%	3.33%	93%	$46,304
$19.74	9.79%	0.94%	0.94%	3.01%	86%	$44,491
$17.98	26.53%	0.95%	0.95%	2.46%	71%	$33,741

$25.05	14.28%	0.86%	0.86%	3.71%	62%	$939,770
$21.92	13.52%	0.87%	0.87%	3.66%	64%	$967,557
$19.31	(2.77%)	0.86%	0.86%	3.45%	93%	$982,852
$19.86	9.91%	0.81%	0.81%	3.14%	86%	$1,196,506
$18.07	26.72%	0.82%	0.82%	2.58%	71%	$1,262,372
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.65% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $2,503.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.76%
Class 2	1.01
Class 3	0.885
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,082,521,842 and $1,142,027,425, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 96.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2017	31

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Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6468 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	3.34	2.26	2.04
Class 2*	05/03/10	2.99	2.01	1.81
Class 3	09/15/99	3.22	2.13	1.94
Bloomberg Barclays U.S. Mortgage-Backed Securities Index		2.47	2.04	3.84
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Agency	0.0 (a)
Asset-Backed Securities — Non-Agency	4.0
Commercial Mortgage-Backed Securities - Agency	5.1
Commercial Mortgage-Backed Securities - Non-Agency	4.1
Money Market Funds	1.6
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.1
Repurchase Agreements	0.8
Residential Mortgage-Backed Securities - Agency	74.2
Residential Mortgage-Backed Securities - Non-Agency	10.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	81.7
AA rating	0.5
A rating	1.9
BBB rating	2.2
BB rating	2.6
B rating	1.0
Not rated	10.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 85.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 3.22%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 2.47% for the same period. The Fund’s positioning within agency mortgage-backed securities (MBS) added to performance relative to the benchmark, as did exposure to more credit-oriented segments within the securitized area of the market. Positioning along the yield curve and with respect to overall portfolio duration and corresponding interest rate sensitivity was essentially a neutral factor in return.
Strengthening economy and low volatility supported MBS market
Entering 2017, many observers anticipated the U.S. economy was poised to receive a significant dose of stimulus given Republican control of the White House and both houses of Congress. However, March saw the collapse of efforts to pass a health care law to replace the Affordable Care Act. This failure raised uncertainty around the passage of any major pro-growth initiative, such as tax reform or increased spending on infrastructure. First quarter U.S. GDP growth, while positive, came in at an underwhelming 1.2%.
The U.S. Federal Reserve (the Fed) continued its measured tightening of monetary policy by raising the benchmark federal funds rate incrementally in March and again in June. However, the Fed signaled that it would be patient with respect to future rate hikes given a lack of upward movement on wages. Second quarter U.S. growth was gauged at a more encouraging 3.1%.
Going into the second half of 2017, U.S. growth remained solid, clocking in at 3.2% for the third quarter. Overseas growth was even stronger, and a global backdrop of synchronized growth in major economies boosted U.S. corporate profits. Most key U.S. employment indicators pointed upward, with monthly payroll increases hovering in the 200,000 range and unemployment measured at 4.1% for the months of October through December. Despite continued sluggish wage growth, consumer confidence was at historically high levels over the final quarter of 2017.
The fourth quarter of 2017 saw notable movement on the policy front. In October, the Fed began to taper its reinvestment of maturing principal proceeds into the MBS market. The Fed’s plan to begin normalizing its balance sheet had been extensively foreshadowed and market reaction to the actual launch of tapering was muted. In a similar vein, December’s 25 basis point hike in the Fed’s overnight lending created little stir. As 2017 drew to a close, Congress passed a tax bill viewed by investors as likely to further boost the U.S. economy. Significant provisions included a reduction in the corporate tax rate from 35% to 21%, the ability for corporations to repatriate cash held overseas at a favorable tax rate, and stepped up expensing of capital investment.
During the 12 months ended December 31, 2017, the Treasury yield curve, which depicts the relationship among bond yields across the maturity spectrum, flattened. Specifically, yields on shorter maturities rose in response to the Fed’s hiking trajectory, while Treasury yields declined from 10 years on out. Mortgage-backed securities outperformed comparable duration Treasuries, aided by an environment of low volatility as Treasury yields traded within a reasonably narrow range.
Security selection and credit exposure aided Fund performance
The Fund’s performance relative to the benchmark for the 12 months was helped by positioning within its core allocation to agency MBS. Specifically, the Fund had exposure to “interest-only” securities structured to outperform in an environment of rising interest rates. This sector performed well as market participants braced for higher rates.
An out-of-benchmark allocation to more credit-sensitive sectors including non-agency MBS, commercial MBS (CMBS) and asset-backed securities also added to relative performance. Valuations in these segments were supported by positive consumer fundamentals including healthy job creation, low unemployment and higher home valuations. Positive contributions to performance among off-benchmark holdings were led by exposure to non-agency MBS, where performance benefited from housing market strength.
4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund’s positioning with respect to overall portfolio duration and corresponding interest rate sensitivity was essentially a neutral factor in performance for the 12 months.
At period’s end
In broad terms, at the end of the reporting period, we maintained a higher quality bias with respect to off-benchmark positions in non-agency MBS, CMBS and collateralized loan obligation, which continued to offer attractive yields versus agency MBS and Treasuries. We also maintained a position in floating rate securities as a buffer against higher short-term rates.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,009.30	1,022.64	2.30	2.32	0.46
Class 2	1,000.00	1,000.00	1,008.30	1,021.39	3.55	3.58	0.71
Class 3	1,000.00	1,000.00	1,009.30	1,022.04	2.91	2.92	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2001-20H Class 1
08/01/2021	6.340%	13,699	14,232
Total Asset-Backed Securities — Agency (Cost $13,699)			14,232

Asset-Backed Securities — Non-Agency 4.9%

Apidos CLO XXVIII(a),(b),(c),(d)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% 01/20/2031	2.700%	4,125,000	4,125,000
Carlyle Global Market Strategies CLO Ltd.(a),(d)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	3.659%	1,900,000	1,916,593
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	3.059%	2,750,000	2,752,087
Conn Funding II LP(a)
Series 2017-A Class B
02/15/2020	5.110%	3,000,000	3,002,047
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	2,800,000	2,799,866
Conn’s Receivables Funding LLC(a)
Series 2016-B Class B
03/15/2019	7.340%	2,374,978	2,394,303
Madison Park Funding Ltd.(a),(e)
Series 2015-18A Class CR
10/21/2030	3.285%	6,000,000	6,031,782
Octagon Investment Partners 27 Ltd.(a),(d)
Series 2016-1A Class C
3-month USD LIBOR + 3.000% 07/15/2027	4.359%	2,500,000	2,519,752
OZLM Funding IV Ltd.(a),(d)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.563%	2,000,000	2,025,148
OZLM XI Ltd.(a),(d)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.061%	3,000,000	3,016,134
Prosper Marketplace Issuance Trust(a)
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	4,750,000	4,782,327
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	3,000,000	3,021,451
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	4,856,747	4,833,008
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program(a),(c),(f),(g)
Series 2017-A Class R
03/26/2040	0.000%	30,000	1,995,000
SoFi Professional Loan Program LLC(a),(b),(c),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	3	1,711,998
Series 2016-A Class RIO
01/25/2038	0.000%	3	882,000
Series 2016-A Class RPO
01/25/2038	0.000%	4	2,528,000
Series 2016-B Class RC
04/25/2037	0.000%	2	945,000
Total Asset-Backed Securities — Non-Agency (Cost $51,410,165)			51,281,496

Commercial Mortgage-Backed Securities - Agency 6.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K038 Class A2
03/25/2024	3.389%	12,000,000	12,526,902
Series K057 Class A2
07/25/2026	2.570%	20,000,000	19,671,302
Series K725 Class A2
01/25/2024	3.002%	20,000,000	20,442,584
Federal National Mortgage Association
10/01/2019	4.420%	512,072	531,163
10/01/2019	4.430%	1,260,673	1,307,912
01/01/2020	4.570%	131,739	137,626
01/01/2020	4.600%	220,487	230,473
05/01/2024	5.030%	411,183	449,734
Series 2017-T1 Class A
06/25/2027	2.898%	3,999,144	3,978,771
Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	7,000,000	7,070,130
Total Commercial Mortgage-Backed Securities - Agency (Cost $66,618,759)			66,346,597

Commercial Mortgage-Backed Securities - Non-Agency 5.1%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(d)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	4.977%	7,015,000	7,019,840
BHMS Mortgage Trust(a),(e)
Series 2014-ATLS Class DFX
07/05/2033	5.176%	6,500,000	6,544,615
CHT 2017-COSMO Mortgage Trust(a),(d)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% 11/15/2036	0.000%	8,000,000	8,015,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	4,000,000	3,830,557
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	6,000,000	5,352,209
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	1,000,000	845,808
Hilton U.S.A. Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.194%	12,000,000	9,518,896
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	1,024,523
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	2,009,044
Invitation Homes Trust(a),(d)
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	5.228%	2,000,000	2,019,918
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	3.728%	5,000,000	5,046,162
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	175,000	183,836
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,000,000	2,000,054
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $53,050,802)			53,410,472

Repurchase Agreements 1.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (U.S.A.) LLC
dated 12/29/2017, matures 01/02/2018,
repurchase price $10,001,567 (collateralized by U.S. Treasury Securities, Total Market Value $10,200,085)
	1.410%	10,000,000	10,000,000
Total Repurchase Agreements (Cost $10,000,000)			10,000,000

Residential Mortgage-Backed Securities - Agency 92.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2018- 09/01/2037	6.000%	50,382	54,138
09/01/2019	5.500%	35,363	35,835
06/01/2021- 10/01/2045	3.500%	86,702,229	89,626,008
10/01/2023- 10/01/2040	5.000%	11,748,800	12,634,798
07/01/2039- 09/01/2047	4.500%	22,347,856	23,924,655
03/01/2042- 03/01/2046	4.000%	55,596,414	58,429,919
11/01/2042	3.000%	15,812,663	15,908,760
Federal Home Loan Mortgage Corp.(d)
12-month USD LIBOR + 1.616% 01/01/2037	3.284%	121,728	126,880
12-month USD LIBOR + 1.910% 09/01/2037	3.676%	171,880	180,754
CMO Series 343 Class F4
1-month USD LIBOR + 0.350% 10/15/2037	1.592%	27,098,329	27,077,963
CMO Series 4119 Class SP
1-month USD LIBOR + 2.571% 10/15/2042	1.727%	158,546	209,264
Federal Home Loan Mortgage Corp.(h)
01/11/2048	3.500%	18,000,000	18,484,693
01/11/2048	4.500%	15,000,000	15,944,532
Federal Home Loan Mortgage Corp.(d),(i)
CMO Series 264 Class S1
1-month USD LIBOR + 5.950% 07/15/2042	4.473%	13,988,599	2,477,048
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	4.473%	19,686,582	3,817,350
CMO Series 4083 Class CS
1-month USD LIBOR + 6.650% 12/15/2038	5.173%	4,975,567	559,682
CMO Series 4094 Class SY
1-month USD LIBOR + 6.080% 08/15/2042	4.603%	9,096,236	1,750,298
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	4.723%	11,883,722	1,357,623
CMO Series 4183 Class AS
1-month USD LIBOR + 6.150% 04/15/2039	4.673%	5,960,571	704,157
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	4.623%	3,969,501	414,676

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	4.423%	6,428,156	1,319,072
CMO Series 4594 Class SA
1-month USD LIBOR + 5.950% 06/15/2046	4.473%	16,887,598	3,726,605
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.493%	6,867,002	1,300,246
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	4.523%	3,276,943	593,734
Federal Home Loan Mortgage Corp.(i)
CMO Series 266 Class
07/15/2042	4.000%	8,062,748	1,582,168
CMO Series 267 Class
08/15/2042	4.000%	6,761,578	1,352,310
CMO Series 4120 Class AI
11/15/2039	3.500%	4,680,162	492,291
CMO Series 4121 Class IA
01/15/2041	3.500%	4,613,852	551,643
CMO Series 4122 Class JI
12/15/2040	4.000%	6,802,518	740,198
CMO Series 4139 Class CI
05/15/2042	3.500%	3,235,426	431,308
CMO Series 4147 Class CI
01/15/2041	3.500%	11,158,581	1,549,284
CMO Series 4148 Class BI
02/15/2041	4.000%	3,530,808	438,850
CMO Series 4177 Class IY
03/15/2043	4.000%	13,675,859	2,963,505
CMO Series 4182 Class DI
05/15/2039	3.500%	15,374,096	1,620,862
CMO Series 4213 Class DI
06/15/2038	3.500%	12,043,823	1,210,198
Federal Home Loan Mortgage Corp.(e),(i)
CMO Series 4068 Class GI
09/15/2036	1.974%	7,437,424	381,585
Federal National Mortgage Association
02/01/2022- 12/01/2037	5.000%	17,733,092	19,278,874
08/01/2022	6.000%	1,557	1,740
09/01/2023- 11/01/2023	5.500%	2,510,786	2,649,801
03/01/2027- 03/01/2028	2.500%	26,180,791	26,327,632
03/01/2027- 12/01/2047	3.500%	129,953,347	134,005,151
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2027- 04/01/2043	3.000%	45,225,668	45,788,266
07/01/2039- 08/01/2047	4.500%	48,784,097	52,564,675
11/01/2042- 08/01/2045	4.000%	92,113,509	97,376,436
CMO Series 2017-72 Class B
09/25/2047	3.000%	9,319,009	9,401,677
Federal National Mortgage Association(h)
01/17/2033	2.500%	40,000,000	39,937,500
01/17/2033	3.000%	25,000,000	25,463,868
01/11/2048	3.500%	33,000,000	33,881,720
01/11/2048	4.000%	28,000,000	29,280,689
01/11/2048	4.500%	25,000,000	26,597,655
Federal National Mortgage Association(d)
6-month USD LIBOR + 1.383% 02/01/2033	2.883%	23,403	24,288
6-month USD LIBOR + 1.413% 07/01/2033	2.916%	3,470	3,497
12-month USD LIBOR + 1.730% 12/01/2033	3.559%	4,692	4,902
12-month USD LIBOR + 1.639% 06/01/2034	3.508%	121,973	128,182
12-month USD LIBOR + 1.907% 07/01/2036	3.657%	57,991	60,319
Federal National Mortgage Association(j)
05/01/2039	4.500%	5,130,784	5,563,319
Federal National Mortgage Association(d),(i)
CMO Series 2003-117 Class KS
1-month USD LIBOR + 7.100% 08/25/2033	5.548%	237,820	2,900
CMO Series 2012-80 Class DS
1-month USD LIBOR + 6.650% 06/25/2039	5.098%	2,799,033	374,601
CMO Series 2012-99 Class SL
1-month USD LIBOR + 6.620% 09/25/2042	5.068%	12,742,787	2,621,607
CMO Series 2013-13 Class SA
1-month USD LIBOR + 6.150% 03/25/2043	4.598%	10,737,363	2,149,416
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.598%	6,595,654	1,190,820
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	4.448%	20,865,451	4,336,218
CMO Series 2017-8 Class SB
1-month USD LIBOR + 6.100% 02/25/2047	4.548%	4,221,682	707,241

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 416 Class S1
1-month USD LIBOR + 6.100% 11/25/2042	4.548%	5,587,075	1,014,452
Federal National Mortgage Association(e)
CMO Series 2003-W11 Class A1
06/25/2033	4.526%	1,999	2,089
Federal National Mortgage Association(e),(i)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	6,250,492	1
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	14,345,380	1,937,586
CMO Series 2012-121 Class GI
08/25/2039	3.500%	8,701,130	1,072,500
CMO Series 2012-129 Class IC
01/25/2041	3.500%	7,826,542	1,187,882
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,877,558	317,619
CMO Series 2012-134 Class AI
07/25/2040	3.500%	12,494,097	1,766,590
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,912,963	367,053
CMO Series 2012-40 Class IP
09/25/2040	4.000%	13,489,984	1,556,690
CMO Series 2012-96 Class CI
04/25/2039	3.500%	5,067,321	464,316
CMO Series 2013-1 Class AI
02/25/2043	3.500%	3,208,045	628,461
CMO Series 2013-1 Class BI
02/25/2040	3.500%	9,013,915	876,379
CMO Series 2013-10 Class AI
11/25/2041	3.500%	12,678,102	1,423,450
CMO Series 2013-16 Class
01/25/2040	3.500%	7,477,310	888,164
CMO Series 2013-41 Class IY
05/25/2040	3.500%	16,702,922	1,753,541
CMO Series 2013-6 Class MI
02/25/2040	3.500%	8,389,293	1,120,905
CMO STRIPS Series 417 Class C5
02/25/2043	3.500%	7,249,235	1,390,381
Government National Mortgage Association
03/15/2018	7.000%	1,031	1,031
03/15/2029- 03/15/2033	6.000%	99,356	111,082
08/20/2040	5.000%	6,108,760	6,641,912
07/20/2041	4.500%	8,329,191	8,823,787
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(h)
01/22/2048	3.000%	55,000,000	55,498,437
01/22/2048	3.500%	15,000,000	15,506,250
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	4,791,416	883,295
CMO Series 2012-129 Class AI
08/20/2037	3.000%	6,016,568	406,105
CMO Series 2014-131 Class EI
09/16/2039	4.000%	6,528,204	990,000
Government National Mortgage Association(d),(i)
CMO Series 2014-131 Class BS
1-month USD LIBOR + 6.200% 09/16/2044	4.709%	3,618,338	867,561
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.699%	8,205,144	1,803,764
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.579%	5,342,329	1,198,717
Total Residential Mortgage-Backed Securities - Agency (Cost $979,959,163)			964,195,886

Residential Mortgage-Backed Securities - Non-Agency 12.6%

American Mortgage Trust(b),(c),(e)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	573	348
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	5,700,000	5,624,813
Angel Oak Mortgage Trust LLC(a),(c),(e)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	2,500,000	2,505,000
ASG Resecuritization Trust(a),(e)
CMO Series 2013-2 Class 1A60
12/28/2035	3.440%	61,626	61,541
CMO Series 2013-2 Class 2A70
11/28/2035	3.557%	1,094,846	1,102,719
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	5,000,000	4,997,637
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/2032	3.598%	2,307,370	2,310,698
BCAP LLC Trust(a),(e)
CMO Series 2010-RR13 Class 1A1
06/27/2037	3.076%	3,541,184	3,537,435
CMO Series 2012-RR10 Class 2A1
09/26/2036	3.595%	1,000,717	1,005,551

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-RR7 Class 2A3
07/26/2036	3.387%	643,792	641,384
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	1,334,291	1,328,954
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.390%	363,325	361,678
BCAP LLC Trust(a)
CMO Series 2012-RR11 Class 3A2
04/26/2036	4.000%	2,084,409	2,086,324
CMO Series 2012-RR11 Class 9A2
07/26/2037	4.000%	14,651	14,619
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	749,886	750,180
CIM Trust(a),(d)
CMO Series 2015-3AG Class A2
1-month USD LIBOR + 3.500% 10/25/2057	5.068%	5,000,000	5,094,008
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	2,678,866	2,645,385
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2010-7 Class 3A4
12/25/2035	5.500%	61,863	62,149
CMO Series 2012-7 Class 12A1
03/25/2036	3.545%	83,971	83,839
CMO Series 2013-2 Class 1A1
11/25/2037	3.707%	656,219	658,701
CMO Series 2014-A Class B2
01/25/2035	5.467%	2,450,795	2,580,982
CMO Series 2014-C Class A
02/25/2054	3.250%	841,675	834,386
CMO Series 2015-A Class B3
06/25/2058	4.500%	2,826,344	2,650,783
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,694,944	3,579,897
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	734,660	739,115
COLT Mortgage Loan Trust(a),(e)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	1,357,580	1,376,023
Comfed Savings Bank(e)
CMO Series 1987-1 Class A
01/25/2018	2.259%	14	14
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	2,383,901	2,378,029
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-9R Class 7A5
05/27/2037	4.000%	407,164	406,189
Series 2014-2R Class 17A1
04/27/2037	2.500%	447,948	449,201
Credit Suisse Mortgage Capital Certificates(a),(e)
CMO Series 2013-7R Class 3A1
02/26/2035	3.482%	2,587,216	2,570,720
CMO Series 2014-2R Class 17A2
04/27/2037	3.377%	2,469,368	2,448,405
CSMC Trust(a),(e)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.611%	7,000,000	7,010,719
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class A3
10/25/2047	2.813%	2,206,412	2,206,318
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	2,041,675	2,040,426
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	282,669	282,151
Mill City Mortgage Trust(a),(e)
CMO Series 2015-1 Class M1
06/25/2056	3.480%	3,000,000	3,017,945
New Residential Mortgage Loan Trust(a),(e),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.268%	33,118,194	1,538,983
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	3,865,538	3,865,512
Oaktown Re Ltd.(a),(c),(d)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.802%	2,438,774	2,450,968
PennyMac Mortgage Investment Trust(a),(c),(d)
CMO Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	6.302%	10,000,000	10,012,500
PNMAC GMSR Issuer Trust(a),(c),(d)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.552%	9,300,000	9,311,625
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.500%	9,553,148	9,552,854
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	6,563,687	6,540,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	2,553,999	2,556,233
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	4,853,138	4,841,045
RBSSP Resecuritization Trust(a),(e)
CMO Series 2012-1 Class 5A2
12/27/2035	3.675%	3,553,904	3,562,349
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	1,184,439	1,170,642
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	6,480,303	6,492,829
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $129,493,616)			131,340,497
Options Purchased Calls 0.0%
Value ($)
(Cost $265,000)	900

Options Purchased Puts 0.1%

(Cost $2,825,000)	1,430,375

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(k),(l)	20,979,541	20,979,541
Total Money Market Funds (Cost $20,977,443)		20,979,541
Total Investments (Cost: $1,314,613,647)		1,298,999,996
Other Assets & Liabilities, Net		(255,215,810)
Net Assets		1,043,784,186

At December 31, 2017, securities and/or cash totaling $2,921,144 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	70	03/2018	USD	15,014,224	—	(27,487)
U.S. Treasury 5-Year Note	1,277	03/2018	USD	148,713,776	—	(531,375)
Total					—	(558,862)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(14)	03/2018	USD	(2,182,685)	—	(6,571)
U.S. Treasury 10-Year Note	(759)	03/2018	USD	(94,627,536)	272,091	—
Total					272,091	(6,571)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000,000	100,000,000	1.50	03/2018	265,000	900

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	250,000,000	250,000,000	2.30	05/2018	2,825,000	1,430,375

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	4.492	USD	1,000,000	(99,525)	416	—	(117,303)	18,194	—
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.492	USD	1,000,000	(99,525)	416	—	(112,916)	13,807	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	4,250,000	(619,233)	1,771	—	(438,953)	—	(178,509)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	4,250,000	(619,233)	1,771	—	(374,302)	—	(243,160)
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.492	USD	3,000,000	(298,576)	1,250	—	(319,904)	22,578	—
Markit CMBX North America Index, Series 10 BBB	Morgan Stanley	11/17/2059	3.000	Monthly	4.492	USD	2,000,000	(199,051)	834	—	(213,386)	15,169	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	4,250,000	(619,233)	1,771	—	(253,844)	—	(363,618)
Total									8,229	—	(1,830,608)	69,748	(785,287)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $236,032,103, which represents 22.61% of net assets.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $10,192,346, which represents 0.98% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable rate security.
(e)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(f)	Represents shares owned in the residual interest of an asset-backed securitization.
(g)	Zero coupon bond.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	63,072,558	809,439,913	(851,532,930)	20,979,541	3,041	2,098	246,509	20,979,541
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	14,232	—	—	14,232
Asset-Backed Securities — Non-Agency	—	39,094,498	12,186,998	—	51,281,496
Commercial Mortgage-Backed Securities - Agency	—	66,346,597	—	—	66,346,597
Commercial Mortgage-Backed Securities - Non-Agency	—	53,410,472	—	—	53,410,472
Repurchase Agreements	—	10,000,000	—	—	10,000,000
Residential Mortgage-Backed Securities - Agency	—	964,195,886	—	—	964,195,886
Residential Mortgage-Backed Securities - Non-Agency	—	107,060,056	24,280,441	—	131,340,497
Options Purchased Calls	—	900	—	—	900
Options Purchased Puts	—	1,430,375	—	—	1,430,375
Money Market Funds	—	—	—	20,979,541	20,979,541
Total Investments	—	1,241,553,016	36,467,439	20,979,541	1,298,999,996
Derivatives
Asset
Futures Contracts	272,091	—	—	—	272,091
Swap Contracts	—	69,748	—	—	69,748
Liability
Futures Contracts	(565,433)	—	—	—	(565,433)
Swap Contracts	—	(785,287)	—	—	(785,287)
Total	(293,342)	1,240,837,477	36,467,439	20,979,541	1,297,991,115
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Asset-Backed Securities — Non-Agency	5,568,696	–	–	(1,237,498)	7,855,800	–	–	–	12,186,998
Residential Mortgage-Backed Securities — Non-Agency	9,368,773	6	39,002	66,600	25,549,916	(6,590,412)	–	(4,153,444)	24,280,441
Total	14,937,469	6	39,002	(1,170,898)	33,405,716	(6,590,412)	–	(4,153,444)	36,467,439
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2017 was $(1,207,675), which is comprised of Asset-Backed Securities — Non-Agency of $(1,237,498) and Residential Mortgage-Backed Securities — Non-Agency of $29,823.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,280,546,204
Investments in affiliated issuers, at cost	20,977,443
Investments in options purchased, at cost	3,090,000
Investments in repurchase agreements, at cost	10,000,000
Investments in unaffiliated issuers, at value	1,266,589,180
Investments in affiliated issuers, at value	20,979,541
Investments in options purchased, at value	1,431,275
Investments in repurchase agreements, at value	10,000,000
Cash	3,050,344
Cash collateral held at broker for:
Swap contracts	2,629,000
Unrealized appreciation on swap contracts	69,748
Receivable for:
Investments sold	802,894
Capital shares sold	223,157
Dividends	19,672
Interest	3,812,645
Variation margin for futures contracts	124,094
Prepaid expenses	3,658
Trustees’ deferred compensation plan	5,180
Total assets	1,309,740,388
Liabilities
Unrealized depreciation on swap contracts	785,287
Upfront receipts on swap contracts	1,830,608
Payable for:
Investments purchased	948,778
Investments purchased on a delayed delivery basis	260,696,753
Capital shares purchased	990,016
Variation margin for futures contracts	158,109
Management services fees	354,922
Distribution and/or service fees	17,078
Service fees	10,113
Compensation of board members	95,306
Compensation of chief compliance officer	236
Other expenses	63,816
Trustees’ deferred compensation plan	5,180
Total liabilities	265,956,202
Net assets applicable to outstanding capital stock	$1,043,784,186
Represented by
Paid in capital	1,033,681,565
Undistributed net investment income	28,796,702
Accumulated net realized loss	(2,071,549)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(13,957,024)
Investments - affiliated issuers	2,098
Futures contracts	(293,342)
Options purchased	(1,658,725)
Swap contracts	(715,539)
Total - representing net assets applicable to outstanding capital stock	$1,043,784,186
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	17

Statement of Assets and Liabilities  (continued)
December 31, 2017
Class 1
Net assets	$898,922,402
Shares outstanding	86,879,584
Net asset value per share	$10.35
Class 2
Net assets	$24,782,467
Shares outstanding	2,401,443
Net asset value per share	$10.32
Class 3
Net assets	$120,079,317
Shares outstanding	11,606,343
Net asset value per share	$10.35
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,311,777
Dividends — affiliated issuers	246,509
Interest	32,781,159
Total income	35,339,445
Expenses:
Management services fees	4,634,190
Distribution and/or service fees
Class 2	63,162
Class 3	160,988
Service fees
Class 1	55,112
Class 2	1,546
Class 3	7,575
Transfer agent fees
Class 1	287,648
Class 2	7,530
Class 3	39,886
Compensation of board members	39,371
Custodian fees	42,011
Printing and postage fees	42,500
Audit fees	40,665
Legal fees	15,158
Compensation of chief compliance officer	245
Other	26,254
Total expenses	5,463,841
Net investment income	29,875,604
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,466,183
Investments — affiliated issuers	3,041
Futures contracts	(936,468)
Options purchased	(5,840,000)
Options contracts written	4,204,485
Swap contracts	397,487
Net realized gain	2,294,728
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,208,764
Investments — affiliated issuers	2,098
Futures contracts	791,104
Options purchased	2,948,285
Options contracts written	(502,914)
Swap contracts	(1,065,405)
Net change in unrealized appreciation (depreciation)	3,381,932
Net realized and unrealized gain	5,676,660
Net increase in net assets resulting from operations	$35,552,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$29,875,604	$31,599,078
Net realized gain	2,294,728	911,681
Net change in unrealized appreciation (depreciation)	3,381,932	5,142,531
Net increase in net assets resulting from operations	35,552,264	37,653,290
Distributions to shareholders
Net investment income
Class 1	(26,455,139)	(33,372,861)
Class 2	(677,858)	(645,842)
Class 3	(3,577,380)	(4,162,695)
Net realized gains
Class 1	(612,119)	(8,673,346)
Class 2	(17,158)	(183,862)
Class 3	(86,385)	(1,129,050)
Total distributions to shareholders	(31,426,039)	(48,167,656)
Decrease in net assets from capital stock activity	(156,649,714)	(217,052,294)
Total decrease in net assets	(152,523,489)	(227,566,660)
Net assets at beginning of year	1,196,307,675	1,423,874,335
Net assets at end of year	$1,043,784,186	$1,196,307,675
Undistributed net investment income	$28,796,702	$29,631,475
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,815,490	39,606,208	3,031,140	31,679,683
Distributions reinvested	2,635,233	27,067,258	4,058,514	42,046,207
Redemptions	(19,494,401)	(202,768,935)	(26,876,308)	(281,373,971)
Net decrease	(13,043,678)	(136,095,469)	(19,786,654)	(207,648,081)
Class 2
Subscriptions	442,048	4,596,974	589,425	6,163,418
Distributions reinvested	67,733	695,016	80,165	829,704
Redemptions	(547,587)	(5,681,281)	(583,652)	(6,099,363)
Net increase (decrease)	(37,806)	(389,291)	85,938	893,759
Class 3
Subscriptions	259,469	2,703,093	870,854	9,155,897
Distributions reinvested	356,358	3,663,765	510,294	5,291,745
Redemptions	(2,555,477)	(26,531,812)	(2,367,639)	(24,745,614)
Net decrease	(1,939,650)	(20,164,954)	(986,491)	(10,297,972)
Total net decrease	(15,021,134)	(156,649,714)	(20,687,207)	(217,052,294)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.32	0.29	0.05	0.34	(0.30)	(0.01)
12/31/2016	$10.42	0.25	0.03	0.28	(0.30)	(0.08)
12/31/2015	$10.62	0.26	(0.12)	0.14	(0.32)	(0.02)
12/31/2014	$10.22	0.26	0.34	0.60	(0.20)	—
12/31/2013	$10.49	0.20	(0.39)	(0.19)	(0.08)	—
Class 2
12/31/2017	$10.30	0.26	0.05	0.31	(0.28)	(0.01)
12/31/2016	$10.40	0.22	0.04	0.26	(0.28)	(0.08)
12/31/2015	$10.59	0.23	(0.10)	0.13	(0.30)	(0.02)
12/31/2014	$10.20	0.23	0.33	0.56	(0.17)	—
12/31/2013	$10.46	0.16	(0.37)	(0.21)	(0.05)	—
Class 3
12/31/2017	$10.32	0.27	0.06	0.33	(0.29)	(0.01)
12/31/2016	$10.42	0.24	0.03	0.27	(0.29)	(0.08)
12/31/2015	$10.62	0.25	(0.12)	0.13	(0.31)	(0.02)
12/31/2014	$10.22	0.25	0.34	0.59	(0.19)	—
12/31/2013	$10.49	0.18	(0.39)	(0.21)	(0.06)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	$10.35	3.34%	0.48%	0.48%	2.77%	320%	$898,922
(0.38)	$10.32	2.71%	0.50%	0.50%	2.38%	333%	$1,031,382
(0.34)	$10.42	1.34%	0.50%	0.50%	2.45%	356%	$1,247,913
(0.20)	$10.62	5.92%	0.49%	0.49%	2.48%	300%	$1,652,306
(0.08)	$10.22	(1.83%)	0.49%	0.49%	1.94%	433%	$1,731,407

(0.29)	$10.32	2.99%	0.73%	0.73%	2.52%	320%	$24,782
(0.36)	$10.30	2.45%	0.75%	0.75%	2.13%	333%	$25,112
(0.32)	$10.40	1.19%	0.75%	0.75%	2.20%	356%	$24,470
(0.17)	$10.59	5.57%	0.74%	0.74%	2.23%	300%	$25,273
(0.05)	$10.20	(1.99%)	0.74%	0.74%	1.59%	433%	$26,089

(0.30)	$10.35	3.22%	0.61%	0.61%	2.65%	320%	$120,079
(0.37)	$10.32	2.58%	0.62%	0.62%	2.25%	333%	$139,813
(0.33)	$10.42	1.21%	0.62%	0.62%	2.33%	356%	$151,492
(0.19)	$10.62	5.78%	0.62%	0.62%	2.35%	300%	$177,268
(0.06)	$10.22	(1.96%)	0.62%	0.62%	1.69%	433%	$206,903
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	23

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to hedge interest rate risk, to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	69,748*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	272,091*
Interest rate risk	Investments, at value — Options purchased	1,431,275
Total		1,773,114

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	785,287*
Credit risk	Upfront receipts on swap contracts	1,830,608
Interest rate risk	Net assets — unrealized depreciation on futures contracts	565,433*
Total		3,181,328

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	397,487	397,487
Interest rate risk	(936,468)	4,204,485	(5,840,000)	—	(2,571,983)
Total	(936,468)	4,204,485	(5,840,000)	397,487	(2,174,496)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,065,405)	(1,065,405)
Interest rate risk	791,104	(502,914)	2,948,285	—	3,236,475
Total	791,104	(502,914)	2,948,285	(1,065,405)	2,171,070
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	161,020,906
Futures contracts — short	79,873,003
Credit default swap contracts — buy protection	9,185,000
Credit default swap contracts — sell protection	29,325,000

Derivative instrument	Average value ($)*
Options contracts — purchased	1,647,324
Options contracts — written	(319,496)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	TD Securities ($)	Total ($)
Assets
Options purchased calls	900	-	-	-	-	900
Options purchased puts	1,430,375	-	-	-	-	1,430,375
Repurchase agreements	-	-	-	-	10,000,000	10,000,000
Total assets	1,431,275	-	-	-	10,000,000	11,431,275
Liabilities
OTC credit default swap contracts (a)	99,109	1,334,033	297,326	815,679	-	2,546,147
Total financial and derivative net assets	1,332,166	(1,334,033)	(297,326)	(815,679)	10,000,000	8,885,128
Total collateral received (pledged) (b)	1,332,166	(1,334,033)	(280,000)	(815,679)	10,000,000	8,902,454
Net amount (c)	-	-	(17,326)	-	-	(17,326)

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.43% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,897.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.62%	0.63%
Class 2	0.87	0.88
Class 3	0.745	0.755
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for derivative investments, tax straddles, trustees’ deferred compensation, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	(1)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
31,426,039	—	31,426,039	47,857,234	310,422	48,167,656
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
28,127,987	—	—	(17,920,502)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,315,911,617	5,280,305	(23,200,807)	(17,920,502)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,330,822,282 and $4,572,672,223, respectively, for the year ended December 31, 2017, of which $4,092,438,161 and $4,317,207,757, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 97.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	37

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017	43

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2017

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Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6489 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Large Cap Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, Ph.D., CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	21.45	15.41	8.14
Class 2*	04/25/11	21.21	15.14	7.96
Class 3	05/01/00	21.28	15.26	8.07
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Apple, Inc.	3.8
Microsoft Corp.	2.9
Amazon.com, Inc.	2.1
Facebook, Inc., Class A	1.8
Berkshire Hathaway, Inc., Class B	1.7
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.6
Alphabet, Inc., Class C	1.4
Alphabet, Inc., Class A	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.2
Consumer Staples	8.2
Energy	6.1
Financials	14.8
Health Care	13.8
Industrials	10.2
Information Technology	23.8
Materials	3.0
Real Estate	2.9
Telecommunication Services	2.1
Utilities	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 30.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 21.28%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which increased 21.83% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market posts banner year
Though tumultuous and often filled with political strife, overall 2017 ended up a banner year for the U.S. equity market, especially so since expectations were low. The S&P 500 Index advanced for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Further, the fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500 Index, its strongest quarterly advance in four years. Stocks were boosted by a combination of accelerating economic growth, rising earnings and a general lack of negative financial headlines. The rally gained additional momentum from the passage of a tax reform package that reduced the corporate tax rate from 35% to 21%. While not all companies will see the same benefit, investors viewed the cut as being supportive of both broad economic growth and corporate bottom-line earnings, capital investment and hiring, driving equity markets to record highs. With U.S. gross domestic product growth above 3% in the second and third quarters of 2017, unemployment nearing a 17-year low and corporate earnings on track for a double-digit increase in 2017, the news augmented investors’ appetite for risk. Indeed, U.S. equities continued to hit record highs despite the U.S. Federal Reserve raising interest rates three times during the calendar year — in March, June and December — bringing the targeted federal funds rate to a range of 1.25% to 1.50% by the end of 2017.
Remarkably steady with consistently low volatility, the S&P 500 Index went through the entire year without experiencing a correction of more than 3%. More than 75% of the stocks comprising the S&P 500 Index ended the year in positive territory, and more than 36% of stocks in the S&P 500 Index posted gains of more than 25% for the calendar year.
S&P 500 Index posted strong gains amidst extremely low volatility
Nine of the 11 sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2017. In terms of total return, information technology, materials and consumer discretionary were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, health care and financials were the best relative performers. The top performing industries for the annual period were personal products, internet and direct marketing retail, technology hardware storage and peripherals, life sciences tools and services, and independent power and renewable electricity producers. Conversely, energy, telecommunication services and real estate were the weakest sectors from both a total return perspective and on the basis of impact. The worst performing industries for the period were energy equipment and services, leisure products, industrial conglomerates, diversified telecommunication services, and food products.
The top individual contributors within the S&P 500 Index were information technology giants Apple, Microsoft, Facebook and Alphabet plus e-commerce behemoth Amazon.com. Top detractors were more diversified across sectors though three of the top five were components of the energy sector—oilfield services company Schlumberger, integrated energy company Exxon Mobil and oil and gas exploration and production company Anadarko Petroleum. The biggest detractor during the period was industrial, technology and financial conglomerate General Electric. Telecommunications services company AT&T rounded out the top five.
Information technology was the largest sector by weighting in the S&P 500 Index as of December 31, 2017, with a weighting of 22.73%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Index additions and deletions drove portfolio changes
During the period, there were 28 additions to and 28 deletions from the benchmark and the Fund’s portfolio. Among those stocks added to the S&P 500 Index and Fund were Advanced Micro Devices, DISH Network, Hilton Worldwide Holdings, Everest Re Group, Duke Realty, MGM Resorts International, SBA Communications, Norwegian Cruise Line Holdings, Align Technology and Raymond James Financial. Deletions included First Solar, Pitney Bowes, St. Jude Medical, Urban Outfitters, Dun & Bradstreet, Southwestern Energy, Bed Bath & Beyond, Reynolds America, Staples and Level 3 Communications.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,112.20	1,023.49	1.53	1.46	0.29
Class 2	1,000.00	1,000.00	1,111.70	1,022.24	2.84	2.72	0.54
Class 3	1,000.00	1,000.00	1,111.90	1,022.89	2.16	2.07	0.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 12.0%
Auto Components 0.2%
Aptiv PLC	7,644	648,441
BorgWarner, Inc.	5,704	291,417
Goodyear Tire & Rubber Co. (The)	7,082	228,819
Total		1,168,677
Automobiles 0.5%
Ford Motor Co.	112,222	1,401,653
General Motors Co.	36,775	1,507,407
Harley-Davidson, Inc.	4,840	246,259
Total		3,155,319
Distributors 0.1%
Genuine Parts Co.	4,220	400,942
LKQ Corp.(a)	8,890	361,557
Total		762,499
Diversified Consumer Services —%
H&R Block, Inc.	6,015	157,713
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	11,732	778,653
Chipotle Mexican Grill, Inc.(a)	716	206,945
Darden Restaurants, Inc.	3,553	341,159
Hilton Worldwide Holdings, Inc.	5,820	464,785
Marriott International, Inc., Class A	8,804	1,194,967
McDonald’s Corp.	22,929	3,946,540
MGM Resorts International	14,660	489,497
Norwegian Cruise Line Holdings Ltd.(a)	5,130	273,173
Royal Caribbean Cruises Ltd.	4,930	588,050
Starbucks Corp.	40,924	2,350,265
Wyndham Worldwide Corp.	2,911	337,298
Wynn Resorts Ltd.	2,308	389,106
Yum! Brands, Inc.	9,692	790,964
Total		12,151,402
Household Durables 0.4%
D.R. Horton, Inc.	9,818	501,405
Garmin Ltd.	3,193	190,207
Leggett & Platt, Inc.	3,795	181,136
Lennar Corp., Class A	5,880	371,851
Mohawk Industries, Inc.(a)	1,820	502,138
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	14,099	435,659
PulteGroup, Inc.	7,777	258,585
Whirlpool Corp.	2,068	348,748
Total		2,789,729
Internet & Direct Marketing Retail 2.8%
Amazon.com, Inc.(a)	11,506	13,455,922
Expedia, Inc.	3,538	423,746
Netflix, Inc.(a)	12,448	2,389,518
Priceline Group, Inc. (The)(a)	1,405	2,441,525
TripAdvisor, Inc.(a)	3,116	107,377
Total		18,818,088
Leisure Products 0.1%
Hasbro, Inc.	3,255	295,847
Mattel, Inc.	9,882	151,985
Total		447,832
Media 2.7%
21st Century Fox, Inc., Class A	30,319	1,046,915
21st Century Fox, Inc., Class B	12,630	430,936
CBS Corp., Class B Non Voting	10,431	615,429
Charter Communications, Inc., Class A(a)	5,580	1,874,657
Comcast Corp., Class A	134,166	5,373,348
Discovery Communications, Inc., Class A(a)	4,429	99,121
Discovery Communications, Inc., Class C(a)	5,844	123,718
DISH Network Corp., Class A(a)	6,560	313,240
Interpublic Group of Companies, Inc. (The)	11,177	225,328
News Corp., Class A	11,012	178,505
News Corp., Class B	3,500	58,100
Omnicom Group, Inc.	6,635	483,227
Scripps Networks Interactive, Inc., Class A	2,764	235,990
Time Warner, Inc.	22,396	2,048,562
Viacom, Inc., Class B	10,152	312,783
Walt Disney Co. (The)	43,442	4,670,449
Total		18,090,308
Multiline Retail 0.5%
Dollar General Corp.	7,495	697,110
Dollar Tree, Inc.(a)	6,824	732,283
Kohl’s Corp.	4,851	263,070
Macy’s, Inc.	8,756	220,564

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Nordstrom, Inc.	3,352	158,818
Target Corp.	15,632	1,019,988
Total		3,091,833
Specialty Retail 2.2%
Advance Auto Parts, Inc.	2,120	211,343
AutoZone, Inc.(a)	792	563,405
Best Buy Co., Inc.	7,314	500,790
CarMax, Inc.(a)	5,239	335,977
Foot Locker, Inc.	3,570	167,362
Gap, Inc. (The)	6,259	213,181
Home Depot, Inc. (The)	33,584	6,365,175
L Brands, Inc.	7,099	427,502
Lowe’s Companies, Inc.	23,955	2,226,378
O’Reilly Automotive, Inc.(a)	2,442	587,399
Ross Stores, Inc.	11,090	889,972
Signet Jewelers Ltd.	1,740	98,397
Tiffany & Co.	2,934	304,989
TJX Companies, Inc. (The)	18,298	1,399,065
Tractor Supply Co.	3,615	270,221
Ulta Beauty, Inc.(a)	1,680	375,749
Total		14,936,905
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	10,490	219,346
Michael Kors Holdings Ltd.(a)	4,375	275,406
Nike, Inc., Class B	37,796	2,364,140
PVH Corp.	2,231	306,116
Ralph Lauren Corp.	1,596	165,489
Tapestry, Inc.	8,183	361,934
Under Armour, Inc., Class A(a)	5,325	76,840
Under Armour, Inc., Class C(a)	5,297	70,556
VF Corp.	9,431	697,894
Total		4,537,721
Total Consumer Discretionary		80,108,026
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 8.1%
Beverages 2.0%
Brown-Forman Corp., Class B	5,634	386,887
Coca-Cola Co. (The)	110,302	5,060,656
Constellation Brands, Inc., Class A	4,956	1,132,793
Dr. Pepper Snapple Group, Inc.	5,197	504,421
Molson Coors Brewing Co., Class B	5,315	436,202
Monster Beverage Corp.(a)	11,840	749,353
PepsiCo, Inc.	40,907	4,905,567
Total		13,175,879
Food & Staples Retailing 1.8%
Costco Wholesale Corp.	12,573	2,340,087
CVS Health Corp.	29,142	2,112,795
Kroger Co. (The)	25,590	702,446
SYSCO Corp.	13,790	837,467
Walgreens Boots Alliance, Inc.	24,975	1,813,684
Wal-Mart Stores, Inc.	42,098	4,157,177
Total		11,963,656
Food Products 1.2%
Archer-Daniels-Midland Co.	16,082	644,567
Campbell Soup Co.	5,528	265,952
ConAgra Foods, Inc.	11,751	442,660
General Mills, Inc.	16,349	969,332
Hershey Co. (The)	4,054	460,170
Hormel Foods Corp.	7,740	281,659
JM Smucker Co. (The)	3,267	405,892
Kellogg Co.	7,156	486,465
Kraft Heinz Co. (The)	17,177	1,335,683
McCormick & Co., Inc.	3,447	351,284
Mondelez International, Inc., Class A	42,979	1,839,501
Tyson Foods, Inc., Class A	8,564	694,283
Total		8,177,448

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.6%
Church & Dwight Co., Inc.	7,190	360,722
Clorox Co. (The)	3,709	551,677
Colgate-Palmolive Co.	25,261	1,905,942
Kimberly-Clark Corp.	10,118	1,220,838
Procter & Gamble Co. (The)	73,295	6,734,345
Total		10,773,524
Personal Products 0.2%
Coty, Inc., Class A	13,580	270,106
Estee Lauder Companies, Inc. (The), Class A	6,440	819,426
Total		1,089,532
Tobacco 1.3%
Altria Group, Inc.	54,888	3,919,552
Philip Morris International, Inc.	44,672	4,719,597
Total		8,639,149
Total Consumer Staples		53,819,188
Energy 6.0%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	12,313	389,583
Halliburton Co.	25,093	1,226,295
Helmerich & Payne, Inc.	3,126	202,065
National Oilwell Varco, Inc.	10,928	393,627
Schlumberger Ltd.	39,844	2,685,087
TechnipFMC PLC	12,613	394,913
Total		5,291,570
Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.	15,741	844,347
Andeavor	4,129	472,110
Apache Corp.	10,955	462,520
Cabot Oil & Gas Corp.	13,299	380,351
Chesapeake Energy Corp.(a)	26,136	103,499
Chevron Corp.	54,628	6,838,879
Cimarex Energy Co.	2,740	334,307
Concho Resources, Inc.(a)	4,280	642,942
ConocoPhillips	34,392	1,887,777
Devon Energy Corp.	15,116	625,802
EOG Resources, Inc.	16,629	1,794,435
EQT Corp.	7,041	400,774
Common Stocks (continued)
Issuer	Shares	Value ($)
Exxon Mobil Corp.	121,879	10,193,959
Hess Corp.	7,772	368,937
Kinder Morgan, Inc.	55,239	998,169
Marathon Oil Corp.	24,440	413,769
Marathon Petroleum Corp.	14,052	927,151
Newfield Exploration Co.(a)	5,728	180,604
Noble Energy, Inc.	13,993	407,756
Occidental Petroleum Corp.	22,009	1,621,183
ONEOK, Inc.	11,024	589,233
Phillips 66	12,359	1,250,113
Pioneer Natural Resources Co.	4,897	846,446
Range Resources Corp.	6,499	110,873
Valero Energy Corp.	12,582	1,156,412
Williams Companies, Inc. (The)	23,783	725,144
Total		34,577,492
Total Energy		39,869,062
Financials 14.5%
Banks 6.4%
Bank of America Corp.	279,020	8,236,670
BB&T Corp.	22,688	1,128,047
Citigroup, Inc.	76,049	5,658,806
Citizens Financial Group, Inc.	14,150	594,017
Comerica, Inc.	5,000	434,050
Fifth Third Bancorp	20,296	615,781
Huntington Bancshares, Inc.	31,094	452,729
JPMorgan Chase & Co.	99,807	10,673,360
KeyCorp	30,930	623,858
M&T Bank Corp.	4,324	739,361
People’s United Financial, Inc.	9,958	186,214
PNC Financial Services Group, Inc. (The)	13,686	1,974,753
Regions Financial Corp.	33,363	576,513
SunTrust Banks, Inc.	13,696	884,625
U.S. Bancorp	45,343	2,429,478
Wells Fargo & Co.	127,473	7,733,787
Zions Bancorporation	5,749	292,222
Total		43,234,271

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.0%
Affiliated Managers Group, Inc.	1,595	327,374
Ameriprise Financial, Inc.(b)	4,255	721,095
Bank of New York Mellon Corp. (The)	29,454	1,586,392
BlackRock, Inc.	3,555	1,826,239
Cboe Global Markets, Inc.	3,260	406,163
Charles Schwab Corp. (The)	34,314	1,762,710
CME Group, Inc.	9,790	1,429,830
E*TRADE Financial Corp.(a)	7,786	385,952
Franklin Resources, Inc.	9,400	407,302
Goldman Sachs Group, Inc. (The)	10,089	2,570,274
Intercontinental Exchange, Inc.	16,825	1,187,172
Invesco Ltd.	11,709	427,847
Moody’s Corp.	4,783	706,019
Morgan Stanley	40,039	2,100,846
Nasdaq, Inc.	3,344	256,920
Northern Trust Corp.	6,179	617,220
Raymond James Financial, Inc.	3,700	330,410
S&P Global, Inc.	7,333	1,242,210
State Street Corp.	10,666	1,041,108
T. Rowe Price Group, Inc.	6,967	731,047
Total		20,064,130
Consumer Finance 0.8%
American Express Co.	20,720	2,057,703
Capital One Financial Corp.	13,940	1,388,145
Discover Financial Services	10,448	803,660
Navient Corp.	7,565	100,766
Synchrony Financial	21,160	816,988
Total		5,167,262
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	55,356	10,972,666
Leucadia National Corp.	9,016	238,834
Total		11,211,500
Insurance 2.6%
Aflac, Inc.	11,311	992,880
Allstate Corp. (The)	10,323	1,080,921
American International Group, Inc.	25,854	1,540,381
Aon PLC	7,185	962,790
Common Stocks (continued)
Issuer	Shares	Value ($)
Arthur J Gallagher & Co.	5,200	329,056
Assurant, Inc.	1,547	156,000
Brighthouse Financial, Inc.(a)	2,755	161,553
Chubb Ltd.	13,351	1,950,982
Cincinnati Financial Corp.	4,297	322,146
Everest Re Group Ltd.	1,180	261,087
Hartford Financial Services Group, Inc. (The)	10,264	577,658
Lincoln National Corp.	6,293	483,743
Loews Corp.	7,938	397,138
Marsh & McLennan Companies, Inc.	14,683	1,195,049
MetLife, Inc.	30,265	1,530,198
Principal Financial Group, Inc.	7,723	544,935
Progressive Corp. (The)	16,725	941,952
Prudential Financial, Inc.	12,192	1,401,836
Torchmark Corp.	3,088	280,113
Travelers Companies, Inc. (The)	7,872	1,067,758
Unum Group	6,456	354,370
Willis Towers Watson PLC	3,802	572,923
Xl Group Ltd.	7,367	259,024
Total		17,364,493
Total Financials		97,041,656
Health Care 13.5%
Biotechnology 2.7%
AbbVie, Inc.	45,854	4,434,540
Alexion Pharmaceuticals, Inc.(a)	6,422	768,007
Amgen, Inc.	20,879	3,630,858
Biogen, Inc.(a)	6,080	1,936,906
Celgene Corp.(a)	22,645	2,363,232
Gilead Sciences, Inc.	37,568	2,691,372
Incyte Corp.(a)	5,040	477,338
Regeneron Pharmaceuticals, Inc.(a)	2,220	834,631
Vertex Pharmaceuticals, Inc.(a)	7,270	1,089,482
Total		18,226,366
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	50,070	2,857,495
Align Technology, Inc.(a)	2,070	459,933
Baxter International, Inc.	14,414	931,721
Becton Dickinson and Co.	7,620	1,631,055
Boston Scientific Corp.(a)	39,495	979,081

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Cooper Companies, Inc. (The)	1,410	307,211
Danaher Corp.	17,611	1,634,653
Dentsply Sirona, Inc.	6,606	434,873
Edwards Lifesciences Corp.(a)	6,084	685,728
Hologic, Inc.(a)	7,930	339,007
IDEXX Laboratories, Inc.(a)	2,510	392,514
Intuitive Surgical, Inc.(a)	3,219	1,174,742
Medtronic PLC	38,939	3,144,324
ResMed, Inc.	4,080	345,535
Stryker Corp.	9,259	1,433,664
Varian Medical Systems, Inc.(a)	2,637	293,102
Zimmer Biomet Holdings, Inc.	5,819	702,179
Total		17,746,817
Health Care Providers & Services 2.7%
Aetna, Inc.	9,379	1,691,878
AmerisourceBergen Corp.	4,646	426,596
Anthem, Inc.	7,388	1,662,374
Cardinal Health, Inc.	9,053	554,677
Centene Corp.(a)	4,960	500,365
CIGNA Corp.	7,092	1,440,314
DaVita, Inc.(a)	4,351	314,360
Envision Healthcare Corp.(a)	3,480	120,269
Express Scripts Holding Co.(a)	16,289	1,215,811
HCA Healthcare, Inc.(a)	8,150	715,896
Henry Schein, Inc.(a)	4,510	315,159
Humana, Inc.	4,107	1,018,823
Laboratory Corp. of America Holdings(a)	2,928	467,045
McKesson Corp.	6,000	935,700
Patterson Companies, Inc.	2,365	85,447
Quest Diagnostics, Inc.	3,924	386,475
UnitedHealth Group, Inc.	27,872	6,144,661
Universal Health Services, Inc., Class B	2,515	285,075
Total		18,280,925
Health Care Technology 0.1%
Cerner Corp.(a)	9,081	611,969
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	9,257	619,941
Illumina, Inc.(a)	4,200	917,658
IQVIA Holdings, Inc.(a)	4,190	410,201
Mettler-Toledo International, Inc.(a)	740	458,445
PerkinElmer, Inc.	3,171	231,864
Thermo Fisher Scientific, Inc.	11,529	2,189,126
Waters Corp.(a)	2,287	441,826
Total		5,269,061
Pharmaceuticals 4.5%
Allergan PLC	9,566	1,564,806
Bristol-Myers Squibb Co.	47,074	2,884,695
Eli Lilly & Co.	27,867	2,353,647
Johnson & Johnson	77,278	10,797,282
Merck & Co., Inc.	78,669	4,426,705
Mylan NV(a)	15,421	652,462
Perrigo Co. PLC	3,766	328,245
Pfizer, Inc.	171,457	6,210,172
Zoetis, Inc.	14,020	1,010,001
Total		30,228,015
Total Health Care		90,363,153
Industrials 10.0%
Aerospace & Defense 2.5%
Arconic, Inc.	12,181	331,932
Boeing Co. (The)	16,107	4,750,115
General Dynamics Corp.	7,989	1,625,362
L3 Technologies, Inc.	2,246	444,371
Lockheed Martin Corp.	7,178	2,304,497
Northrop Grumman Corp.	5,003	1,535,471
Raytheon Co.	8,313	1,561,597
Rockwell Collins, Inc.	4,685	635,380
Textron, Inc.	7,579	428,896
TransDigm Group, Inc.	1,390	381,722
United Technologies Corp.	21,365	2,725,533
Total		16,724,876

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	4,005	356,805
Expeditors International of Washington, Inc.	5,114	330,825
FedEx Corp.	7,091	1,769,488
United Parcel Service, Inc., Class B	19,760	2,354,404
Total		4,811,522
Airlines 0.5%
Alaska Air Group, Inc.	3,540	260,225
American Airlines Group, Inc.	12,250	637,368
Delta Air Lines, Inc.	18,870	1,056,720
Southwest Airlines Co.	15,700	1,027,565
United Continental Holdings, Inc.(a)	7,240	487,976
Total		3,469,854
Building Products 0.3%
Allegion PLC	2,729	217,119
AO Smith Corp.	4,190	256,763
Fortune Brands Home & Security, Inc.	4,430	303,189
Johnson Controls International PLC	26,615	1,014,298
Masco Corp.	9,047	397,525
Total		2,188,894
Commercial Services & Supplies 0.3%
Cintas Corp.	2,472	385,212
Republic Services, Inc.	6,535	441,831
Stericycle, Inc.(a)	2,455	166,916
Waste Management, Inc.	11,490	991,587
Total		1,985,546
Construction & Engineering 0.1%
Fluor Corp.	4,024	207,840
Jacobs Engineering Group, Inc.	3,469	228,815
Quanta Services, Inc.(a)	4,448	173,961
Total		610,616
Electrical Equipment 0.6%
Acuity Brands, Inc.	1,210	212,960
AMETEK, Inc.	6,650	481,925
Eaton Corp. PLC	12,676	1,001,531
Emerson Electric Co.	18,462	1,286,617
Rockwell Automation, Inc.	3,692	724,924
Total		3,707,957
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.9%
3M Co.	17,163	4,039,655
General Electric Co.	249,443	4,352,781
Honeywell International, Inc.	21,909	3,359,964
Roper Technologies, Inc.	2,942	761,978
Total		12,514,378
Machinery 1.7%
Caterpillar, Inc.	17,115	2,696,982
Cummins, Inc.	4,490	793,114
Deere & Co.	9,199	1,439,735
Dover Corp.	4,485	452,940
Flowserve Corp.	3,761	158,451
Fortive Corp.	8,800	636,680
Illinois Tool Works, Inc.	8,870	1,479,959
Ingersoll-Rand PLC	7,184	640,741
PACCAR, Inc.	10,111	718,690
Parker-Hannifin Corp.	3,833	764,990
Pentair PLC	4,753	335,657
Snap-On, Inc.	1,636	285,155
Stanley Black & Decker, Inc.	4,412	748,672
Xylem, Inc.	5,165	352,253
Total		11,504,019
Professional Services 0.3%
Equifax, Inc.	3,455	407,414
IHS Markit Ltd.(a)	10,450	471,817
Nielsen Holdings PLC	9,630	350,532
Robert Half International, Inc.	3,603	200,111
Verisk Analytics, Inc.(a)	4,470	429,120
Total		1,858,994
Road & Rail 0.9%
CSX Corp.	25,710	1,414,307
JB Hunt Transport Services, Inc.	2,460	282,851
Kansas City Southern	2,980	313,555
Norfolk Southern Corp.	8,233	1,192,962
Union Pacific Corp.	22,637	3,035,622
Total		6,239,297

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.2%
Fastenal Co.	8,263	451,903
United Rentals, Inc.(a)	2,435	418,601
WW Grainger, Inc.	1,490	352,013
Total		1,222,517
Total Industrials		66,838,470
Information Technology 23.4%
Communications Equipment 1.0%
Cisco Systems, Inc.	142,201	5,446,298
F5 Networks, Inc.(a)	1,804	236,721
Harris Corp.	3,432	486,143
Juniper Networks, Inc.	10,784	307,344
Motorola Solutions, Inc.	4,661	421,075
Total		6,897,581
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	8,781	770,972
Corning, Inc.	25,001	799,782
FLIR Systems, Inc.	3,985	185,781
TE Connectivity Ltd.	10,115	961,329
Total		2,717,864
Internet Software & Services 4.8%
Akamai Technologies, Inc.(a)	4,862	316,224
Alphabet, Inc., Class A(a)	8,576	9,033,958
Alphabet, Inc., Class C(a)	8,684	9,086,938
eBay, Inc.(a)	27,943	1,054,569
Facebook, Inc., Class A(a)	68,595	12,104,274
VeriSign, Inc.(a)	2,438	279,005
Total		31,874,968
IT Services 4.0%
Accenture PLC, Class A	17,777	2,721,481
Alliance Data Systems Corp.	1,380	349,803
Automatic Data Processing, Inc.	12,755	1,494,759
Cognizant Technology Solutions Corp., Class A	16,964	1,204,783
CSRA, Inc.	4,708	140,863
DXC Technology Co.	8,200	778,180
Fidelity National Information Services, Inc.	9,603	903,546
Fiserv, Inc.(a)	5,995	786,124
Gartner, Inc.(a)	2,610	321,422
Common Stocks (continued)
Issuer	Shares	Value ($)
Global Payments, Inc.	4,580	459,099
International Business Machines Corp.	24,768	3,799,907
MasterCard, Inc., Class A	26,720	4,044,339
Paychex, Inc.	9,201	626,404
PayPal Holdings, Inc.(a)	32,493	2,392,135
Total System Services, Inc.	4,814	380,739
Visa, Inc., Class A	52,164	5,947,739
Western Union Co. (The)	13,207	251,065
Total		26,602,388
Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.(a)	23,590	242,505
Analog Devices, Inc.	10,600	943,718
Applied Materials, Inc.	30,674	1,568,055
Broadcom Ltd.	11,696	3,004,702
Intel Corp.	134,615	6,213,829
KLA-Tencor Corp.	4,502	473,025
Lam Research Corp.	4,661	857,950
Microchip Technology, Inc.	6,724	590,905
Micron Technology, Inc.(a)	33,176	1,364,197
NVIDIA Corp.	17,433	3,373,286
Qorvo, Inc.(a)	3,660	243,756
QUALCOMM, Inc.	42,403	2,714,640
Skyworks Solutions, Inc.	5,280	501,336
Texas Instruments, Inc.	28,346	2,960,456
Xilinx, Inc.	7,218	486,638
Total		25,538,998
Software 5.2%
Activision Blizzard, Inc.	21,750	1,377,210
Adobe Systems, Inc.(a)	14,183	2,485,429
ANSYS, Inc.(a)	2,440	360,119
Autodesk, Inc.(a)	6,308	661,268
CA, Inc.	9,028	300,452
Cadence Design Systems, Inc.(a)	8,120	339,578
Citrix Systems, Inc.(a)	4,114	362,032
Electronic Arts, Inc.(a)	8,855	930,306
Intuit, Inc.	6,983	1,101,778
Microsoft Corp.	221,900	18,981,326
Oracle Corp.	87,637	4,143,477
Red Hat, Inc.(a)	5,089	611,189

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Salesforce.com, Inc.(a)	19,735	2,017,509
Symantec Corp.	17,836	500,478
Synopsys, Inc.(a)	4,320	368,237
Total		34,540,388
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.(c)	147,685	24,992,732
Hewlett Packard Enterprise Co.	45,875	658,765
HP, Inc.	48,045	1,009,425
NetApp, Inc.	7,759	429,228
Seagate Technology PLC	8,321	348,151
Western Digital Corp.	8,505	676,403
Xerox Corp.	6,144	179,098
Total		28,293,802
Total Information Technology		156,465,989
Materials 2.9%
Chemicals 2.2%
Air Products & Chemicals, Inc.	6,272	1,029,110
Albemarle Corp.	3,180	406,690
CF Industries Holdings, Inc.	6,710	285,443
DowDuPont, Inc.	67,302	4,793,248
Eastman Chemical Co.	4,130	382,603
Ecolab, Inc.	7,481	1,003,801
FMC Corp.	3,863	365,672
International Flavors & Fragrances, Inc.	2,272	346,730
LyondellBasell Industries NV, Class A	9,300	1,025,976
Monsanto Co.	12,640	1,476,099
Mosaic Co. (The)	10,092	258,961
PPG Industries, Inc.	7,322	855,356
Praxair, Inc.	8,237	1,274,099
Sherwin-Williams Co. (The)	2,371	972,205
Total		14,475,993
Construction Materials 0.1%
Martin Marietta Materials, Inc.	1,810	400,082
Vulcan Materials Co.	3,807	488,705
Total		888,787
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Avery Dennison Corp.	2,546	292,434
Ball Corp.	10,066	380,998
International Paper Co.	11,873	687,922
Packaging Corp. of America	2,710	326,690
Sealed Air Corp.	5,192	255,966
WestRock Co.	7,321	462,760
Total		2,406,770
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	38,724	734,207
Newmont Mining Corp.	15,339	575,519
Nucor Corp.	9,139	581,058
Total		1,890,784
Total Materials		19,662,334
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
Alexandria Real Estate Equities, Inc.	2,750	359,122
American Tower Corp.	12,339	1,760,405
Apartment Investment & Management Co., Class A	4,514	197,307
AvalonBay Communities, Inc.	3,972	708,644
Boston Properties, Inc.	4,443	577,723
Crown Castle International Corp.	11,683	1,296,930
Digital Realty Trust, Inc.	5,910	673,149
Duke Realty Corp.	10,240	278,630
Equinix, Inc.	2,246	1,017,932
Equity Residential	10,567	673,858
Essex Property Trust, Inc.	1,900	458,603
Extra Space Storage, Inc.	3,620	316,569
Federal Realty Investment Trust	2,090	277,573
GGP, Inc.	17,955	419,967
HCP, Inc.	13,494	351,924
Host Hotels & Resorts, Inc.	21,282	422,448
Iron Mountain, Inc.	8,098	305,538
Kimco Realty Corp.	12,245	222,247
Macerich Co. (The)	3,115	204,593
Mid-America Apartment Communities, Inc.	3,270	328,831
ProLogis, Inc.	15,307	987,455
Public Storage	4,304	899,536

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Realty Income Corp.	8,100	461,862
Regency Centers Corp.	4,260	294,707
SBA Communications Corp.(a)	3,380	552,157
Simon Property Group, Inc.	8,944	1,536,043
SL Green Realty Corp.	2,830	285,632
UDR, Inc.	7,700	296,604
Ventas, Inc.	10,248	614,982
Vornado Realty Trust	4,955	387,382
Welltower, Inc.	10,651	679,214
Weyerhaeuser Co.	21,708	765,424
Total		18,612,991
Real Estate Management & Development —%
CBRE Group, Inc., Class A(a)	8,686	376,190
Total Real Estate		18,989,181
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	176,608	6,866,519
CenturyLink, Inc.	27,978	466,673
Verizon Communications, Inc.	117,335	6,210,542
Total		13,543,734
Total Telecommunication Services		13,543,734
Utilities 2.9%
Electric Utilities 1.8%
Alliant Energy Corp.	6,650	283,357
American Electric Power Co., Inc.	14,151	1,041,089
Duke Energy Corp.	20,126	1,692,798
Edison International	9,370	592,559
Entergy Corp.	5,180	421,600
Eversource Energy	9,115	575,886
Exelon Corp.	27,614	1,088,268
FirstEnergy Corp.	12,798	391,875
NextEra Energy, Inc.	13,533	2,113,719
PG&E Corp.	14,751	661,287
Pinnacle West Capital Corp.	3,212	273,598
PPL Corp.	19,650	608,167
Common Stocks (continued)
Issuer	Shares	Value ($)
Southern Co. (The)	28,864	1,388,070
Xcel Energy, Inc.	14,603	702,550
Total		11,834,823
Independent Power and Renewable Electricity Producers —%
AES Corp. (The)	18,993	205,694
NRG Energy, Inc.	8,652	246,409
Total		452,103
Multi-Utilities 1.0%
Ameren Corp.	6,982	411,868
CenterPoint Energy, Inc.	12,394	351,494
CMS Energy Corp.	8,111	383,650
Consolidated Edison, Inc.	8,923	758,009
Dominion Energy, Inc.	18,514	1,500,745
DTE Energy Co.	5,156	564,376
NiSource, Inc.	9,684	248,588
Public Service Enterprise Group, Inc.	14,558	749,737
SCANA Corp.	4,103	163,217
Sempra Energy	7,218	771,749
WEC Energy Group, Inc.	9,073	602,719
Total		6,506,152
Water Utilities 0.1%
American Water Works Co., Inc.	5,130	469,344
Total Utilities		19,262,422
Total Common Stocks (Cost $416,394,421)		655,963,215

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(d)	12,170,902	12,170,902
Total Money Market Funds (Cost $12,170,600)		12,170,902
Total Investments (Cost: $428,565,021)		668,134,117
Other Assets & Liabilities, Net		496,562
Net Assets		668,630,679

At December 31, 2017, securities and/or cash totaling $609,228 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	77	03/2018	USD	10,302,600	62,814	—
S&P 500 E-mini	16	03/2018	USD	2,140,800	—	(10,002)
Total					62,814	(10,002)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	3,135	1,130	(10)	4,255	1,408	226,333	12,529	721,095
Columbia Short-Term Cash Fund, 1.350%
	6,973,692	171,768,514	(166,571,304)	12,170,902	(537)	302	138,310	12,170,902
Total					871	226,635	150,839	12,891,997

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	80,108,026	—	—	—	80,108,026
Consumer Staples	53,819,188	—	—	—	53,819,188
Energy	39,869,062	—	—	—	39,869,062
Financials	97,041,656	—	—	—	97,041,656
Health Care	90,363,153	—	—	—	90,363,153
Industrials	66,838,470	—	—	—	66,838,470
Information Technology	156,465,989	—	—	—	156,465,989
Materials	19,662,334	—	—	—	19,662,334
Real Estate	18,989,181	—	—	—	18,989,181
Telecommunication Services	13,543,734	—	—	—	13,543,734
Utilities	19,262,422	—	—	—	19,262,422
Total Common Stocks	655,963,215	—	—	—	655,963,215
Money Market Funds	—	—	—	12,170,902	12,170,902
Total Investments	655,963,215	—	—	12,170,902	668,134,117
Derivatives
Asset
Futures Contracts	62,814	—	—	—	62,814
Liability
Futures Contracts	(10,002)	—	—	—	(10,002)
Total	656,016,027	—	—	12,170,902	668,186,929
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	17

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$416,108,864
Investments in affiliated issuers, at cost	12,456,157
Investments in unaffiliated issuers, at value	655,242,120
Investments in affiliated issuers, at value	12,891,997
Receivable for:
Investments sold	466,592
Capital shares sold	126,880
Dividends	668,282
Foreign tax reclaims	7,148
Prepaid expenses	2,641
Trustees’ deferred compensation plan	3,816
Total assets	669,409,476
Liabilities
Due to custodian	735
Payable for:
Capital shares purchased	438,839
Variation margin for futures contracts	45,105
Management services fees	105,295
Distribution and/or service fees	47,195
Service fees	23,146
Compensation of board members	39,658
Compensation of chief compliance officer	114
Other expenses	74,894
Trustees’ deferred compensation plan	3,816
Total liabilities	778,797
Net assets applicable to outstanding capital stock	$668,630,679
Represented by
Trust capital	$668,630,679
Total - representing net assets applicable to outstanding capital stock	$668,630,679
Class 1
Net assets	$203,886,575
Shares outstanding	9,837,892
Net asset value per share	$20.72
Class 2
Net assets	$11,777,187
Shares outstanding	577,451
Net asset value per share	$20.40
Class 3
Net assets	$452,966,917
Shares outstanding	22,020,719
Net asset value per share	$20.57
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,011,047
Dividends — affiliated issuers	150,839
Foreign taxes withheld	(75)
Total income	11,161,811
Expenses:
Management services fees	1,092,855
Distribution and/or service fees
Class 2	28,787
Class 3	504,852
Service fees
Class 1	37,108
Class 2	2,539
Class 3	93,607
Transfer agent fees
Class 1	27,781
Class 2	3,448
Class 3	114,628
Compensation of board members	23,108
Custodian fees	37,585
Printing and postage fees	108,610
Licensing fees and expenses	15,000
Audit fees	30,961
Legal fees	10,889
Compensation of chief compliance officer	108
Other	14,421
Total expenses	2,146,287
Net investment income	9,015,524
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,047,810
Investments — affiliated issuers	871
Futures contracts	2,333,906
Net realized gain	4,382,587
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	91,967,176
Investments — affiliated issuers	226,635
Futures contracts	124,933
Net change in unrealized appreciation (depreciation)	92,318,744
Net realized and unrealized gain	96,701,331
Net increase in net assets resulting from operations	$105,716,855
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$9,015,524	$5,782,297
Net realized gain	4,382,587	5,954,963
Net change in unrealized appreciation (depreciation)	92,318,744	24,528,972
Net increase in net assets resulting from operations	105,716,855	36,266,232
Increase in net assets from capital stock activity	172,194,133	38,513,244
Total increase in net assets	277,910,988	74,779,476
Net assets at beginning of year	390,719,691	315,940,215
Net assets at end of year	$668,630,679	$390,719,691
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	8,041,507	147,998,462	1,914,845	32,356,445
Redemptions	(47,661)	(877,513)	(71,024)	(1,218,766)
Net increase	7,993,846	147,120,949	1,843,821	31,137,679
Class 2
Subscriptions	13,377	243,979	21,662	344,977
Redemptions	(109,090)	(2,014,611)	(128,377)	(2,009,249)
Net decrease	(95,713)	(1,770,632)	(106,715)	(1,664,272)
Class 3
Subscriptions	2,443,860	44,747,431	1,937,569	31,105,430
Redemptions	(940,545)	(17,903,615)	(1,410,655)	(22,065,593)
Net increase	1,503,315	26,843,816	526,914	9,039,837
Total net increase	9,401,448	172,194,133	2,264,020	38,513,244
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$17.06	0.33	3.33	3.66
12/31/2016	$15.29	0.34	1.43	1.77
12/31/2015	$15.14	0.34 (c)	(0.19)	0.15
12/31/2014	$13.36	0.23	1.55	1.78
12/31/2013	$10.12	0.21	3.03	3.24
Class 2
12/31/2017	$16.83	0.28	3.29	3.57
12/31/2016	$15.12	0.26	1.45	1.71
12/31/2015	$15.01	0.29 (d)	(0.18)	0.11
12/31/2014	$13.27	0.20	1.54	1.74
12/31/2013	$10.08	0.18	3.01	3.19
Class 3
12/31/2017	$16.96	0.30	3.31	3.61
12/31/2016	$15.21	0.28	1.47	1.75
12/31/2015	$15.08	0.32 (c)	(0.19)	0.13
12/31/2014	$13.32	0.22	1.54	1.76
12/31/2013	$10.11	0.19	3.02	3.21

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$20.72	21.45%	0.29%	0.29%	1.75%	2%	$203,887
$17.06	11.58%	0.32%	0.31%	2.14%	5%	$31,465
$15.29	0.99%	0.37%	0.33%	2.21%	4%	$3
$15.14	13.32%	0.31%	0.31%	1.70%	3%	$3
$13.36	32.02%	0.31%	0.31%	1.77%	4%	$21

$20.40	21.21%	0.55%	0.55%	1.50%	2%	$11,777
$16.83	11.31%	0.56%	0.56%	1.65%	5%	$11,332
$15.12	0.73%	0.58%	0.58%	1.94%	4%	$11,794
$15.01	13.11%	0.56%	0.56%	1.46%	3%	$15,166
$13.27	31.65%	0.56%	0.56%	1.52%	4%	$16,371

$20.57	21.28%	0.42%	0.42%	1.62%	2%	$452,967
$16.96	11.51%	0.43%	0.43%	1.78%	5%	$347,922
$15.21	0.86%	0.46%	0.45%	2.10%	4%	$304,143
$15.08	13.21%	0.44%	0.44%	1.59%	3%	$290,301
$13.32	31.75%	0.44%	0.44%	1.65%	4%	$252,295
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	23

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	62,814*

26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	10,002*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,333,906

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	124,933
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	13,883,179

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,172.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.33%
Class 2	0.58
Class 3	0.455
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $190,147,593 and $10,931,854, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 98.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2017	39

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Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6461 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Co-Portfolio Manager
Managed Fund since 2012
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM
Co-Portfolio Manager
Managed Fund since 2012
Young Kim
Co-Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	47.51	6.34	2.29
Class 2*	05/03/10	47.10	6.07	2.06
Class 3	05/01/00	47.34	6.20	2.19
MSCI Emerging Markets Index (Net)		37.28	4.35	1.68
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Tencent Holdings Ltd. (China)	6.0
Alibaba Group Holding Ltd., ADR (China)	5.7
Samsung Electronics Co., Ltd. (South Korea)	5.0
Naspers Ltd., Class N (South Africa)	4.3
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.2
Sberbank of Russia PJSC, ADR (Russian Federation)	2.7
Wuliangye Yibin Co., Ltd. (China)	2.3
Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.2
SK Hynix, Inc. (South Korea)	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.5
Consumer Staples	6.7
Energy	5.3
Financials	27.5
Health Care	3.9
Industrials	3.6
Information Technology	33.8
Materials	3.7
Real Estate	0.5
Telecommunication Services	1.2
Utilities	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2017)
Argentina	1.0
Brazil	6.1
Canada	1.1
Cayman Islands	0.5
China	26.8
Cyprus	0.4
Hong Kong	2.9
India	11.8
Indonesia	4.5
Kenya	0.2
Mexico	1.1
Peru	1.0
Philippines	0.6
Poland	1.5
Russian Federation	8.1
South Africa	7.1
South Korea	12.0
Taiwan	7.2
Thailand	3.7
United Kingdom	0.3
United States(a)	1.8
Virgin Islands	0.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Manager Discussion of Fund Performance
At December 31, 2017, approximately 61.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
The Fund’s Class 3 shares returned 47.34% during the 12-month period ended December 31, 2017. The Fund significantly outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 37.28% during the same period. The Fund’s outperformance resulted from its strong individual stock selection.
After a four-year stretch of weak relative performance, emerging-market stocks delivered a strong gain that was soundly ahead of both U.S. and developed-market international equities. Several factors came together to fuel the positive return. First, evidence began to emerge that the world economy had begun to experience synchronized growth across regions — a development last witnessed prior to the 2007-2008 financial crisis. This trend had a multi-layered benefit for the emerging markets in that it contributed to rising exports, stronger domestic consumption, and higher commodity prices (a positive for resource-heavy economies). These factors, in turn, helped corporate earnings come in well above expectations and led to a general improvement in individual company fundamentals.
External factors were also supportive for performance. Most notably, the downturn in the U.S. dollar boosted the returns of emerging-market stocks for U.S.-based investors. The markets gained an additional benefit from investors’ confidence that the U.S. Federal Reserve would maintain its gradual approach to raising interest rates. Not least, emerging-market equities were aided by investors’ hearty appetite for risk and the resulting surge in investment inflows into the asset class.
Performance and positioning
We maintained a bottom-up strategy highlighted by our preference for companies that can control their own destinies rather than being dependent on broader macroeconomic trends to succeed. Specifically, we look for companies with good balance sheets, high returns on capital and steadily rising market share. This approach worked well in 2017, as the Fund generated robust performance and strongly outpaced the benchmark on the strength of its effective stock selection. At the country level, we registered the largest margin of outperformance in China, South Africa, India and Taiwan. With regard to sectors, we produced the best results in information technology and financials.
Among individual stocks, the Chinese spirits producer Wuliangye Yibin Company Ltd. was the top contributor to the Fund’s return due to its expanding profit margins and better-than-expected earnings. Alibaba Group Holding, China’s e-commerce giant, continued to surprise the market with its earnings momentum. The company raised its full-year growth outlook due to market-share gains from data-driven marketing revenue, offline retail, and the maturation of an ecosystem that includes integrated financing and logistics arms. Ping An Insurance Company of China, a financial conglomerate with a leading position in the country’s life and property & casualty insurance industries, was another key contributor. The stock gained ground partly as a result of its innovation and technology leadership, which continued to drive strong growth in its insurance business. Tencent Holdings, China’s number-one messaging and gaming platform, also rallied on the strength of better-than-expected profits from its online gaming, online video, and mobile payment businesses.
Outside of China, Universal Display — a U.S.-domiciled company that earns most if its revenues in the emerging markets — was a top contributor. Universal Display is a leading supplier of active-matrix organic light-emitting diode (AMOLED) displays for smartphones, including the iPhone X and Galaxy 8. AMOLED is quickly replacing liquid crystal displays as the panel of choice for smartphone manufactures, a trend that has been reflected in the company’s rising earnings estimates. Our results in technology were further boosted by a position in the South Korean semiconductor producer SK Hynix. The stock outperformed due to the ongoing improvement in the industry’s supply-and-demand dynamics, as well as its successful joint bid for a key competitor, Toshiba Memory.
Other top contributors included Sberbank of Russia PJSC, which delivered better-than-expected results and a significant increase in its return on equity, and the South African holding company Naspers, which benefited from its large stake in Tencent.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
On the negative side, the Mexican low-cost airlines operator Controladora Vuela Cia de Aviacion SAB de CV detracted from the Fund’s return. The stock sold off following the 2016 U.S. elections, and it failed to recover to the same extent as Mexico’s broader market due to increasing industry competition. China Biologic Products, whose core capabilities include plasma collection, research and development, production, and commercialization of biopharmaceutical products, also lost ground. Although the company beat earnings expectations, the stock slid on concerns about the logic of a recent acquisition. In technology, EliteMaterial Co., — a Taiwan-based supplier of materials for iPhones — slid due to delays and order cuts for the iPhone X. The Mexican micro lender Gen SAB de CV and the Korean defense contractor LIG Nex1 Co. were additional detractors of note.
At period’s end
Following an extended period of slow economic growth in the emerging markets, we began to see a broad-based expansion highlighted by rising per-capital gross domestic product (GDP). While China’s economy typically received the most media attention, per-capita GDP in India, Indonesia and the Philippines, as well as in Russia and Brazil, were coming off of such a low base that marginal gains had a meaningful economic impact. The increase in spending power is driving the profits of many emerging-markets companies. At the beginning of 2017, expectations for 2017 earnings growth stood at about 15%. The actual number came in closer to 25%, well above the growth rate for developed-market companies.
At the same time, valuations were not particularly expensive at period end even after gains of nearly 40% in the past 12 months. The benchmark closed the year with a price-to-earnings ratio near 16 and a price-to-book ratio of approximately 1.8, which is very close to its historic average. At these levels, the benchmark was trading at a valuation discount of nearly 30% relative to the developed markets despite significantly higher earnings growth for the underlying companies.
Of course, there are always risks to emerging market equities regardless of valuations, especially after such strong performance. We believe the disparity between stronger fundamentals and attractive valuations at period end continued to provide a positive backdrop for our active, bottom-up approach to investing in the emerging markets.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,199.60	1,018.95	6.58	6.04	1.20
Class 2	1,000.00	1,000.00	1,197.00	1,017.70	7.94	7.29	1.45
Class 3	1,000.00	1,000.00	1,198.40	1,018.35	7.23	6.64	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.8%
Issuer	Shares	Value ($)
Argentina 1.0%
Banco Macro SA, ADR	26,712	3,095,387
Loma Negra Cia Industrial Argentina SA, ADR(a)	176,202	4,059,694
Total		7,155,081
Brazil 6.1%
AES Tiete Energia SA	578,800	2,224,744
B3 SA - Brasil Bolsa Balcao	509,900	3,501,710
BB Seguridade Participacoes SA	337,300	2,897,012
Fleury SA	887,300	7,920,459
Hypermarcas SA	263,300	2,857,556
Itaú Unibanco Holding SA, ADR	914,765	11,891,945
Localiza Rent a Car	369,900	2,459,978
Petroleo Brasileiro SA, ADR(a)	827,737	8,517,414
Raia Drogasil SA	126,400	3,498,092
Total		45,768,910
Canada 1.1%
First Quantum Minerals Ltd.	279,600	3,917,069
Parex Resources(a)	306,341	4,425,738
Total		8,342,807
Cayman Islands 0.5%
Sogou, Inc., ADR(a)	321,350	3,718,020
China 26.8%
AAC Technologies Holdings, Inc.	202,000	3,575,089
Alibaba Group Holding Ltd., ADR(a)	246,055	42,427,264
Baidu, Inc., ADR(a)	41,411	9,698,870
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Merchants Bank Co., Ltd., Class H	2,395,000	9,481,955
CSPC Pharmaceutical Group Ltd.	1,902,000	3,831,811
Ctrip.com International Ltd., ADR(a)	81,411	3,590,225
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	442,300	2,648,910
Industrial & Commercial Bank of China Ltd., Class H	20,644,000	16,548,948
Kingdee International Software Group Co., Ltd.(a)	4,726,000	2,655,384
Midea Group Co., Ltd., Class A	377,300	3,211,569
NetEase, Inc., ADR	24,579	8,481,475
New Oriental Education & Technology Group, Inc., ADR	80,619	7,578,186
Nexteer Automotive Group Ltd.	2,409,000	5,724,807
Ping An Insurance Group Co. of China Ltd., Class H	1,578,000	16,367,125
Tencent Holdings Ltd.	857,401	44,377,322
Common Stocks (continued)
Issuer	Shares	Value ($)
Wuliangye Yibin Co., Ltd.	1,407,800	17,268,898
Wuxi Biologics Cayman, Inc.(a)	528,000	2,953,288
Total		200,421,127
Cyprus 0.4%
TCS Group Holding PLC, GDR(d)	171,578	3,234,245
Hong Kong 2.9%
AIA Group Ltd.	868,400	7,386,304
Galaxy Entertainment Group Ltd.	588,000	4,694,470
Techtronic Industries Co., Ltd.	1,452,000	9,445,887
Total		21,526,661
India 11.8%
Adani Ports & Special Economic Zone	450,535	2,856,727
AU Small Finance Bank Ltd.(a)	177,858	1,858,066
Bajaj Finance Ltd.	92,129	2,529,241
Bharat Petroleum Corp., Ltd.	985,323	7,986,449
Bharti Infratel Ltd.	499,629	2,956,837
Ceat Ltd.	189,653	5,785,047
Dish TV India Ltd.(a)	1,437,637	1,842,787
Eicher Motors Ltd.	19,382	9,191,127
HDFC Bank Ltd., ADR	72,053	7,325,629
HDFC Standard Life Insurance Co., Ltd.	815,400	4,931,172
Indraprastha Gas Ltd.	1,457,976	7,670,492
IndusInd Bank Ltd.	118,159	3,048,576
InterGlobe Aviation Ltd.	217,322	4,094,482
Motilal Oswal Financial Services Ltd.	39,149	916,048
Natco Pharma Ltd.	188,099	2,834,120
Petronet LNG Ltd.	1,305,662	5,199,915
Tejas Networks Ltd.(a)	896,295	5,552,388
UPL Ltd.	774,716	9,250,809
Zee Entertainment Enterprises Ltd.	239,304	2,178,666
Total		88,008,578
Indonesia 4.5%
PT Ace Hardware Indonesia Tbk	37,716,300	3,210,785
PT Bank Central Asia Tbk	5,221,800	8,425,088
PT Bank Rakyat Indonesia Persero Tbk	51,229,000	13,744,136
PT Nippon Indosari Corpindo Tbk	22,936,800	2,155,476
PT Pakuwon Jati Tbk	68,494,000	3,458,145
PT Sumber Alfaria Trijaya Tbk	11,644,300	523,532

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
PT Tower Bersama Infrastructure Tbk	4,353,200	2,056,972
Total		33,574,134
Kenya 0.2%
Safaricom Ltd.	6,558,300	1,700,771
Mexico 1.1%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	80,914	648,930
GMexico Transportes SAB de CV(a)	2,240,200	3,378,102
Grupo Financiero Banorte SAB de CV, Class O	685,300	3,761,700
Total		7,788,732
Peru 1.0%
Credicorp Ltd.	37,075	7,690,467
Philippines 0.6%
Robinsons Retail Holdings, Inc.	850,840	1,639,640
Security Bank Corp.	592,200	2,982,353
Total		4,621,993
Poland 1.5%
Dino Polska SA(a)	183,693	4,158,350
KRUK SA	91,839	6,899,237
Total		11,057,587
Russian Federation 8.1%
Detsky Mir PJSC	1,723,051	2,869,011
Lukoil PJSC, ADR	122,035	7,027,385
Mail.ru Group Ltd., GDR(a),(d)	170,247	4,887,567
Mobile Telesystems PJSC, ADR	228,412	2,327,518
Novolipetsk Steel PJSC, GDR	98,157	2,490,483
Sberbank of Russia PJSC, ADR	1,180,938	19,905,348
X5 Retail Group NV GDR, Registered Shares(a)	339,889	12,837,608
Yandex NV, Class A(a)	257,851	8,444,620
Total		60,789,540
South Africa 7.1%
Aspen Pharmacare Holdings Ltd.	173,049	3,878,916
AVI Ltd.	478,083	4,272,124
Clicks Group Ltd.	253,262	3,707,686
FirstRand Ltd.	1,716,333	9,291,537
Naspers Ltd., Class N	115,898	32,109,928
Total		53,260,191
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 11.3%
DB Insurance Co., Ltd.	38,704	2,574,121
KB Financial Group, Inc.	140,311	8,304,042
NAVER Corp.	6,234	5,064,375
NCSoft Corp.	6,277	2,623,845
Osstem Implant Co., Ltd.(a)	33,090	1,826,199
POSCO	17,755	5,522,714
Samsung Electronics Co., Ltd.	15,652	37,187,763
SK Hynix, Inc.	217,331	15,436,225
SK Innovation Co., Ltd.	32,031	6,110,581
Total		84,649,865
Taiwan 7.2%
Cathay Financial Holding Co., Ltd.	3,102,000	5,557,374
eMemory Technology, Inc.	206,000	2,955,861
Hon Hai Precision Industry Co., Ltd.	982,000	3,122,357
MediaTek, Inc.	455,000	4,472,558
Silergy Corp.	166,000	3,793,202
Taiwan Paiho., Ltd.	1,060,000	4,310,029
Taiwan Semiconductor Manufacturing Co., Ltd.	3,099,838	23,735,692
United Microelectronics Corp.	5,871,000	2,787,818
Voltronic Power Technology Corp.	161,952	2,802,738
Total		53,537,629
Thailand 3.7%
Kasikornbank PCL, Foreign Registered Shares	1,104,100	8,080,210
Mega Lifesciences PCL, Foreign Registered Shares	1,898,000	2,562,504
Muangthai Leasing PCL, Foreign Registered Shares	5,091,700	6,039,815
PTG Energy PCL, Foreign Registered Shares	6,337,527	4,231,514
Siam Commercial Bank PCL (The), Foreign Registered Shares	909,000	4,172,283
Srisawad Corp., PCL, Foreign Registered Shares	1,245,060	2,492,794
Total		27,579,120
United Kingdom 0.3%
Randgold Resources Ltd.	20,953	2,080,530
United States 1.3%
Atento SA	100,397	1,019,029
Luxoft Holding, Inc.(a)	63,260	3,523,582
Universal Display Corp.	30,769	5,312,268
Total		9,854,879

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Virgin Islands 0.3%
Despegar.com Corp.(a)	90,786	2,494,799
Total Common Stocks (Cost $499,931,097)		738,855,666

Preferred Stocks 0.7%
Issuer	Coupon Rate	Shares	Value ($)
South Korea 0.7%
Samsung Electronics Co., Ltd.	—	2,766	5,386,543
Total Preferred Stocks (Cost $2,867,027)			5,386,543
Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	3,686,610	3,686,610
Total Money Market Funds (Cost $3,686,448)		3,686,610
Total Investments (Cost $506,484,572)		747,928,819
Other Assets & Liabilities, Net		(34,315)
Net Assets		$747,894,504

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $1, which represents less than 0.01% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $8,121,812, which represents 1.09% of net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	8,164,933	222,262,367	(226,740,690)	3,686,610	(234)	162	149,398	3,686,610
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
¦
Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Argentina	7,155,081	—	—	—	7,155,081
Brazil	45,768,910	—	—	—	45,768,910
Canada	8,342,807	—	—	—	8,342,807
Cayman Islands	3,718,020	—	—	—	3,718,020
China	71,776,020	128,645,106	1	—	200,421,127
Cyprus	—	3,234,245	—	—	3,234,245
Hong Kong	—	21,526,661	—	—	21,526,661
India	7,325,629	80,682,949	—	—	88,008,578
Indonesia	—	33,574,134	—	—	33,574,134
Kenya	—	1,700,771	—	—	1,700,771
Mexico	7,788,732	—	—	—	7,788,732
Peru	7,690,467	—	—	—	7,690,467
Philippines	—	4,621,993	—	—	4,621,993
Poland	—	11,057,587	—	—	11,057,587
Russian Federation	17,799,523	42,990,017	—	—	60,789,540
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
South Africa	—	53,260,191	—	—	53,260,191
South Korea	—	84,649,865	—	—	84,649,865
Taiwan	—	53,537,629	—	—	53,537,629
Thailand	—	27,579,120	—	—	27,579,120
United Kingdom	—	2,080,530	—	—	2,080,530
United States	9,854,879	—	—	—	9,854,879
Virgin Islands	2,494,799	—	—	—	2,494,799
Total Common Stocks	189,714,867	549,140,798	1	—	738,855,666
Preferred Stocks
South Korea	—	5,386,543	—	—	5,386,543
Total Preferred Stocks	—	5,386,543	—	—	5,386,543
Money Market Funds	—	—	—	3,686,610	3,686,610
Total Investments	189,714,867	554,527,341	1	3,686,610	747,928,819
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$502,798,124
Investments in affiliated issuers, at cost	3,686,448
Investments in unaffiliated issuers, at value	744,242,209
Investments in affiliated issuers, at value	3,686,610
Foreign currency (identified cost $1,717,671)	1,717,671
Receivable for:
Investments sold	7,186
Capital shares sold	14,543
Dividends	567,957
Foreign tax reclaims	37,208
Prepaid expenses	2,967
Total assets	750,276,351
Liabilities
Payable for:
Investments purchased	3,893
Capital shares purchased	568,052
Foreign capital gains taxes deferred	946,168
Management services fees	629,600
Distribution and/or service fees	32,711
Service fees	10,955
Compensation of board members	86,773
Compensation of chief compliance officer	153
Other expenses	103,542
Total liabilities	2,381,847
Net assets applicable to outstanding capital stock	$747,894,504
Represented by
Paid in capital	522,221,426
Undistributed net investment income	1,201,066
Accumulated net realized loss	(16,023,378)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	241,444,085
Investments - affiliated issuers	162
Foreign currency translations	(2,689)
Foreign capital gains tax	(946,168)
Total - representing net assets applicable to outstanding capital stock	$747,894,504
Class 1
Net assets	$457,065,438
Shares outstanding	21,727,346
Net asset value per share	$21.04
Class 2
Net assets	$46,420,579
Shares outstanding	2,226,959
Net asset value per share	$20.84
Class 3
Net assets	$244,408,487
Shares outstanding	11,661,185
Net asset value per share	$20.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	13

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$12,197,411
Dividends — affiliated issuers	149,398
Foreign taxes withheld	(1,302,326)
Total income	11,044,483
Expenses:
Management services fees	8,027,715
Distribution and/or service fees
Class 2	84,748
Class 3	271,727
Service fees
Class 1	50,968
Class 2	4,138
Class 3	24,058
Transfer agent fees
Class 1	131,344
Class 2	8,356
Class 3	60,725
Compensation of board members	32,787
Custodian fees	286,990
Printing and postage fees	90,533
Audit fees	57,516
Legal fees	12,227
Line of credit interest expense	6,383
Compensation of chief compliance officer	182
Other	150,389
Total expenses	9,300,786
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(93,744)
Total net expenses	9,207,042
Net investment income	1,837,441
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	69,043,378
Investments — affiliated issuers	(234)
Foreign currency translations	(132,097)
Net realized gain	68,911,047
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	205,382,039
Investments — affiliated issuers	162
Foreign currency translations	(6,132)
Foreign capital gains tax	(407,799)
Net change in unrealized appreciation (depreciation)	204,968,270
Net realized and unrealized gain	273,879,317
Net increase in net assets resulting from operations	$275,716,758
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$1,837,441	$1,954,748
Net realized gain (loss)	68,911,047	(27,567,504)
Net change in unrealized appreciation (depreciation)	204,968,270	64,012,351
Net increase in net assets resulting from operations	275,716,758	38,399,595
Distributions to shareholders
Net investment income
Class 1	(816,096)	(1,099,737)
Class 2	(5,134)	(13,453)
Class 3	(201,984)	(209,177)
Total distributions to shareholders	(1,023,214)	(1,322,367)
Decrease in net assets from capital stock activity	(140,386,914)	(623,660,183)
Total increase (decrease) in net assets	134,306,630	(586,582,955)
Net assets at beginning of year	613,587,874	1,200,170,829
Net assets at end of year	$747,894,504	$613,587,874
Undistributed net investment income	$1,201,066	$924,397
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	63,400	1,183,724	468,950	6,462,757
Distributions reinvested	50,564	816,096	79,576	1,099,737
Redemptions	(6,963,932)	(132,677,726)	(43,557,819)	(600,371,999)
Net decrease	(6,849,968)	(130,677,906)	(43,009,293)	(592,809,505)
Class 2
Subscriptions	944,928	16,603,012	290,453	4,151,123
Distributions reinvested	320	5,134	980	13,453
Redemptions	(223,643)	(4,032,794)	(158,451)	(2,173,208)
Net increase	721,605	12,575,352	132,982	1,991,368
Class 3
Subscriptions	237,541	4,178,094	134,265	1,785,593
Distributions reinvested	12,553	201,984	15,180	209,177
Redemptions	(1,501,190)	(26,664,438)	(2,483,606)	(34,836,816)
Net decrease	(1,251,096)	(22,284,360)	(2,334,161)	(32,842,046)
Total net decrease	(7,379,459)	(140,386,914)	(45,210,472)	(623,660,183)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

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Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$14.29	0.05	6.73	6.78	(0.03)	—
12/31/2016	$13.61	0.03	0.67	0.70	(0.02)	—
12/31/2015	$15.36	0.06	(1.37)	(1.31)	(0.02)	(0.42)
12/31/2014	$15.81	0.04	(0.39)	(0.35)	(0.03)	(0.07)
12/31/2013	$16.18	0.12	(0.38)	(0.26)	(0.11)	—
Class 2
12/31/2017	$14.17	0.01	6.66	6.67	(0.00) (d)	—
12/31/2016	$13.53	0.02	0.63	0.65	(0.01)	—
12/31/2015	$15.30	0.03	(1.37)	(1.34)	(0.01)	(0.42)
12/31/2014	$15.75	(0.00) (d)	(0.37)	(0.37)	(0.01)	(0.07)
12/31/2013	$16.14	0.07	(0.38)	(0.31)	(0.08)	—
Class 3
12/31/2017	$14.24	0.03	6.71	6.74	(0.02)	—
12/31/2016	$13.58	0.04	0.63	0.67	(0.01)	—
12/31/2015	$15.34	0.04	(1.36)	(1.32)	(0.02)	(0.42)
12/31/2014	$15.79	0.02	(0.38)	(0.36)	(0.02)	(0.07)
12/31/2013	$16.18	0.10	(0.40)	(0.30)	(0.09)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.03)	$21.04	47.51%	1.25% (c)	1.24% (c)	0.31%	43%	$457,065
(0.02)	$14.29	5.13%	1.29% (c)	1.27% (c)	0.25%	74%	$408,360
(0.44)	$13.61	(8.83%)	1.28%	1.25%	0.40%	77%	$974,542
(0.10)	$15.36	(2.27%)	1.27%	1.25%	0.26%	83%	$751,812
(0.11)	$15.81	(1.59%)	1.30%	1.25%	0.75%	83%	$676,275

(0.00) (d)	$20.84	47.10%	1.50% (c)	1.48% (c)	0.04%	43%	$46,421
(0.01)	$14.17	4.81%	1.54% (c)	1.52% (c)	0.14%	74%	$21,331
(0.43)	$13.53	(9.06%)	1.53%	1.50%	0.17%	77%	$18,561
(0.08)	$15.30	(2.40%)	1.52%	1.50%	(0.01%)	83%	$18,142
(0.08)	$15.75	(1.87%)	1.55%	1.50%	0.48%	83%	$14,758

(0.02)	$20.96	47.34%	1.37% (c)	1.36% (c)	0.18%	43%	$244,408
(0.01)	$14.24	4.97%	1.42% (c)	1.40% (c)	0.26%	74%	$183,897
(0.44)	$13.58	(8.94%)	1.40%	1.38%	0.28%	77%	$207,067
(0.09)	$15.34	(2.33%)	1.40%	1.38%	0.15%	83%	$263,988
(0.09)	$15.79	(1.80%)	1.42%	1.38%	0.66%	83%	$318,715
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	19

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. Prior to July 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s daily net assets that declined from 1.18% to 0.95% as the Fund’s net assets increased. The effective management services fee rate for the year ended December 31, 2017 was 1.12% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,370.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2017 through April 30, 2018	Prior to July 1, 2017
Class 1	1.24%	1.28%
Class 2	1.49	1.53
Class 3	1.365	1.405
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(537,558)	537,558	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,023,214	—	1,023,214	1,322,367	—	1,322,367
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,567,174	—	(14,878,492)	240,019,335
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
507,909,484	248,820,215	(8,800,880)	240,019,335
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	14,878,492	—	14,878,492	68,656,371	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $301,384,774 and $435,509,478, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended December 31, 2017, the average daily loan balance outstanding on days when borrowing existed was $17,050,000 at a weighted average interest rate of 2.25%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
26	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
28	| Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.23%	$1,707,787	$0.05	$12,185,684	$0.34
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for the Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2018.
| Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
32	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2017	35

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Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2000 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Mid Cap Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund) seeks to provide shareholders with growth of capital.
Portfolio management
George Myers, CFA
Lead Portfolio Manager
Managed Fund since 2011
Brian Neigut
Co-Portfolio Manager
Managed Fund since 2011
William Chamberlain, CFA
Co-Portfolio Manager
Managed Fund since 2013
Effective February 12, 2018, Matthew Litfin, John Emerson and Erika Maschmeyer were named as portfolio managers of the Fund. Messrs Meyers, Neigut and Chamberlain will no longer serve as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	22.98	13.35	7.28
Class 2*	05/03/10	22.68	13.09	7.06
Class 3	05/01/01	22.79	13.22	7.18
Russell Midcap Growth Index		25.27	15.30	9.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
FleetCor Technologies, Inc.	2.7
DXC Technology Co.	1.9
International Paper Co.	1.8
Concho Resources, Inc.	1.7
Ingersoll-Rand PLC	1.7
Progressive Corp. (The)	1.7
Mohawk Industries, Inc.	1.7
Microchip Technology, Inc.	1.7
Westlake Chemical Corp.	1.7
Lam Research Corp.	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	96.7
Money Market Funds	3.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	15.8
Consumer Staples	2.7
Energy	3.8
Financials	7.7
Health Care	13.6
Industrials	16.5
Information Technology	26.8
Materials	10.4
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 37.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 22.79%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 25.27% for the same time period. Fund performance was driven primarily by stock selection, which was notably disappointing in health care, and to a lesser extent, financials. Asset allocation is driven by stock selection, and allocations among sectors had little impact on performance.
Exuberant investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were exuberant about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up early in the year, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly in the year ahead. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Contributors and detractors
Underweights in consumer discretionary and consumer staples stocks aided relative results for the period, and an overweight in energy detracted. Stock selection in health care and financials was the period’s biggest detractor. Stock selection was particularly strong in the consumer discretionary, consumer staples, materials, real estate and industrials sectors.
Westlake Chemical was the top contributor to Fund results, as the company benefited from increased demand for all major products in vinyls, which have heavy usage in construction, and in olefins, used in plastic production. The firm has the potential to benefit from a recent acquisition, which has diversified the company’s product portfolio and geographical operations. Lam Research, a leading supplier of wafer fabrication equipment (WFE) and services to the global semiconductor industry, also added to returns. Lam Research’s equipment is critical in the production of the small, complex chips used in cell phones, computers, and entertainment gadgets. Strong fiscal year-end results and market share gains across several of its businesses helped boost Lam Research shares during the year. Skyworks Solutions, a specialty semiconductor manufacturer, reported revenue and earnings that were ahead of expectations. Management also reported progress in diversifying its customer base away from its dependence on Apple. We sold Skyworks Solutions on price strength.
A position in specialty retailer Foot Locker was the biggest individual detractor. Brand recognition helped the company maintain market share in the declining athletic footwear industry, but the environment shifted more dramatically than we anticipated. Style changes and brand limitations on top selling products drove prices lower, and we sold Foot Locker before
4	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
the end of the period. MACOM Technology Solutions, a semiconductor company, hurt returns. The company reported weaker-than-expected results, reflecting a cyclical slowdown in China. O’Reilly Automotive, an auto parts retailer and distributor, also hurt relative performance, on disappointing earnings. Despite weak sales and traffic and fears of competition from Amazon, O’Reilly continued to gain share with “mom & pop” garages that focus on service and convenience. We see the potential for accelerating sales, but we trimmed the position for risk management purposes.
At period’s end
In a favorable environment for economic growth, especially in light of tax reform and lighter regulation, we continue to adhere to our investment process: seeking companies with sustainable, long-term growth prospects; high or improving margins and return on invested capital; internally financed growth and strong management teams.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,099.80	1,021.29	3.82	3.68	0.73
Class 2	1,000.00	1,000.00	1,098.50	1,020.04	5.13	4.94	0.98
Class 3	1,000.00	1,000.00	1,099.00	1,020.64	4.50	4.33	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.9%
Issuer	Shares	Value ($)
Consumer Discretionary 15.3%
Auto Components 1.3%
Aptiv PLC	72,431	6,144,322
Delphi Technologies PLC(a),(b),(c)	0	0
Total		6,144,322
Automobiles 0.2%
Thor Industries, Inc.	5,766	869,052
Diversified Consumer Services 0.8%
Service Corp. International	98,086	3,660,569
Hotels, Restaurants & Leisure 4.1%
Aramark	67,972	2,905,123
Domino’s Pizza, Inc.	21,037	3,975,151
Extended Stay America, Inc.	253,514	4,816,766
Six Flags Entertainment Corp.	47,463	3,159,612
Vail Resorts, Inc.	10,799	2,294,464
Yum China Holdings, Inc.	74,849	2,995,457
Total		20,146,573
Household Durables 3.0%
D.R. Horton, Inc.	131,016	6,690,987
Mohawk Industries, Inc.(b)	28,912	7,976,821
Total		14,667,808
Internet & Direct Marketing Retail 0.5%
Expedia, Inc.	19,967	2,391,448
Multiline Retail 1.1%
Dollar General Corp.	21,111	1,963,534
Dollar Tree, Inc.(b)	31,943	3,427,803
Total		5,391,337
Specialty Retail 3.3%
Burlington Stores, Inc.(b)	3,558	437,741
O’Reilly Automotive, Inc.(b)	19,465	4,682,111
Ross Stores, Inc.	91,035	7,305,559
Ulta Beauty, Inc.(b)	16,759	3,748,318
Total		16,173,729
Textiles, Apparel & Luxury Goods 1.0%
PVH Corp.	36,320	4,983,467
Total Consumer Discretionary		74,428,305
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.6%
Food & Staples Retailing 0.8%
SYSCO Corp.	66,556	4,041,946
Food Products 1.8%
Blue Buffalo Pet Products, Inc.(b)	85,752	2,811,808
Lamb Weston Holdings, Inc.	57,273	3,233,061
Tyson Foods, Inc., Class A	32,687	2,649,935
Total		8,694,804
Total Consumer Staples		12,736,750
Energy 3.7%
Energy Equipment & Services 1.1%
Patterson-UTI Energy, Inc.	219,831	5,058,311
Oil, Gas & Consumable Fuels 2.6%
Concho Resources, Inc.(b),(d)	54,729	8,221,391
ONEOK, Inc.	84,449	4,513,799
Total		12,735,190
Total Energy		17,793,501
Financials 7.5%
Banks 2.1%
East West Bancorp, Inc.	56,448	3,433,732
First Republic Bank	51,073	4,424,965
SVB Financial Group(b)	10,250	2,396,142
Total		10,254,839
Capital Markets 2.2%
MSCI, Inc.	11,896	1,505,320
S&P Global, Inc.	36,776	6,229,854
TD Ameritrade Holding Corp.	60,806	3,109,011
Total		10,844,185
Consumer Finance 1.2%
Ally Financial, Inc.	87,458	2,550,275
SLM Corp.(b)	290,856	3,286,673
Total		5,836,948
Insurance 1.7%
Progressive Corp. (The)	142,137	8,005,156
Thrifts & Mortgage Finance 0.3%
LendingTree, Inc.(b)	4,438	1,510,917
Total Financials		36,452,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.2%
Biotechnology 3.0%
ACADIA Pharmaceuticals, Inc.(b)	36,580	1,101,424
Alexion Pharmaceuticals, Inc.(b)	10,356	1,238,474
BioMarin Pharmaceutical, Inc.(b)	46,901	4,182,162
Incyte Corp.(b)	26,824	2,540,501
Intercept Pharmaceuticals, Inc.(b)	11,464	669,727
Juno Therapeutics, Inc.(b)	12,671	579,191
Neurocrine Biosciences, Inc.(b)	15,948	1,237,405
Puma Biotechnology, Inc.(b)	7,290	720,617
Sage Therapeutics, Inc.(b)	4,575	753,548
TESARO, Inc.(b)	17,243	1,428,928
Total		14,451,977
Health Care Equipment & Supplies 4.2%
Align Technology, Inc.(b)	20,636	4,585,113
Cooper Companies, Inc. (The)	14,162	3,085,616
Edwards Lifesciences Corp.(b)	51,825	5,841,196
Teleflex, Inc.	17,734	4,412,574
West Pharmaceutical Services, Inc.	26,144	2,579,628
Total		20,504,127
Health Care Providers & Services 0.9%
Centene Corp.(b)	25,451	2,567,497
Henry Schein, Inc.(b)	23,551	1,645,744
Total		4,213,241
Health Care Technology 0.9%
Veeva Systems Inc., Class A(b)	77,872	4,304,764
Life Sciences Tools & Services 3.0%
Agilent Technologies, Inc.	89,177	5,972,184
Illumina, Inc.(b),(d)	22,880	4,999,051
Mettler-Toledo International, Inc.(b)	6,270	3,884,390
Total		14,855,625
Pharmaceuticals 1.2%
Zoetis, Inc.	78,602	5,662,488
Total Health Care		63,992,222
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.0%
Aerospace & Defense 2.7%
L3 Technologies, Inc.	20,931	4,141,198
Spirit AeroSystems Holdings, Inc., Class A	60,875	5,311,344
Textron, Inc.	65,848	3,726,338
Total		13,178,880
Airlines 0.6%
Alaska Air Group, Inc.	35,100	2,580,201
Building Products 2.1%
Lennox International, Inc.	22,993	4,788,522
Masco Corp.	123,873	5,442,980
Total		10,231,502
Commercial Services & Supplies 0.8%
KAR Auction Services, Inc.	75,614	3,819,263
Electrical Equipment 2.0%
AMETEK, Inc.	66,006	4,783,455
Rockwell Automation, Inc.	25,757	5,057,387
Total		9,840,842
Industrial Conglomerates 1.1%
Roper Technologies, Inc.	20,846	5,399,114
Machinery 4.9%
Cummins, Inc.	17,779	3,140,483
Fortive Corp.	51,928	3,756,991
Ingersoll-Rand PLC	91,609	8,170,607
Snap-On, Inc.	25,854	4,506,352
Xylem, Inc.	60,687	4,138,853
Total		23,713,286
Road & Rail 1.0%
JB Hunt Transport Services, Inc.	43,195	4,966,561
Trading Companies & Distributors 0.8%
United Rentals, Inc.(b),(d)	21,923	3,768,783
Total Industrials		77,498,432
Information Technology 25.9%
Communications Equipment 1.0%
Arista Networks, Inc.(b)	9,001	2,120,455
Palo Alto Networks, Inc.(b)	17,550	2,543,697
Total		4,664,152

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.3%
Amphenol Corp., Class A	55,719	4,892,128
Coherent, Inc.(b)	22,107	6,239,038
Total		11,131,166
Internet Software & Services 2.4%
CoStar Group, Inc.(b)	15,566	4,622,324
GoDaddy, Inc., Class A(b)	87,127	4,380,745
LogMeIn, Inc.	25,604	2,931,658
Total		11,934,727
IT Services 9.0%
Alliance Data Systems Corp.	20,661	5,237,150
DXC Technology Co.	94,532	8,971,087
Fidelity National Information Services, Inc.	19,056	1,792,979
First Data Corp., Class A(b)	147,849	2,470,557
Fiserv, Inc.(b)	42,338	5,551,782
FleetCor Technologies, Inc.(b),(d)	66,576	12,811,220
Square, Inc., Class A(b)	64,753	2,244,986
Vantiv, Inc., Class A(b)	62,201	4,574,884
Total		43,654,645
Semiconductors & Semiconductor Equipment 5.2%
Lam Research Corp.	41,946	7,721,000
MACOM Technology Solutions Holdings, Inc.(b)	88,913	2,893,229
Marvell Technology Group Ltd.	131,004	2,812,656
Microchip Technology, Inc.	90,275	7,933,367
ON Semiconductor Corp.(b)	185,033	3,874,591
Total		25,234,843
Software 6.0%
Atlassian Corp. PLC, Class A(b)	36,662	1,668,854
Autodesk, Inc.(b)	42,141	4,417,641
Electronic Arts, Inc.(b)	32,249	3,388,080
Guidewire Software, Inc.(b)	20,634	1,532,281
Red Hat, Inc.(b)	55,358	6,648,496
RingCentral, Inc., Class A(b)	51,755	2,504,942
ServiceNow, Inc.(b)	41,293	5,384,194
Take-Two Interactive Software, Inc.(b)	34,034	3,736,253
Total		29,280,741
Total Information Technology		125,900,274
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 10.1%
Chemicals 3.6%
Air Products & Chemicals, Inc.	16,385	2,688,451
Chemours Co. LLC (The)	28,369	1,420,152
Eastman Chemical Co.	29,147	2,700,178
Sherwin-Williams Co. (The)	6,922	2,838,297
Westlake Chemical Corp.	74,291	7,914,220
Total		17,561,298
Construction Materials 2.1%
Eagle Materials, Inc.	26,769	3,032,927
Martin Marietta Materials, Inc.	31,744	7,016,694
Total		10,049,621
Containers & Packaging 4.4%
Ball Corp.	112,872	4,272,205
Berry Global Group, Inc.(b)	87,554	5,136,793
International Paper Co.	143,592	8,319,721
WestRock Co.	56,824	3,591,845
Total		21,320,564
Total Materials		48,931,483
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
Equinix, Inc.	10,213	4,628,736
Equity LifeStyle Properties, Inc.	27,826	2,477,071
SBA Communications Corp.(b)	34,990	5,715,966
Total		12,821,773
Total Real Estate		12,821,773
Total Common Stocks (Cost $399,880,984)		470,554,785

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	16,248,811	16,248,811
Total Money Market Funds (Cost $16,247,988)		16,248,811
Total Investments (Cost: $416,128,972)		486,803,596
Other Assets & Liabilities, Net		(1,098,684)
Net Assets		485,704,912

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Concho Resources, Inc.	Deutsche Bank	USD	(6,444,438)	(429)	150.00	01/2018	(95,866)	(136,207)
FleetCor Technologies, Inc.	Deutsche Bank	USD	(6,407,919)	(333)	210.00	02/2018	(66,043)	(80,753)
Illumina, Inc.	Deutsche Bank	USD	(3,889,122)	(178)	240.00	01/2018	(72,437)	(20,915)
United Rentals, Inc.	Deutsche Bank	USD	(2,767,751)	(161)	165.00	03/2018	(107,378)	(235,865)
Total							(341,724)	(473,740)
Notes to Portfolio of Investments
(a)	Represents fractional shares.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	At December 31, 2017, securities valued at $29,800,445 were held to cover open call options written.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	14,422,299	197,844,992	(196,018,480)	16,248,811	(199)	823	170,448	16,248,811
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	74,428,305	—	—	—	74,428,305
Consumer Staples	12,736,750	—	—	—	12,736,750
Energy	17,793,501	—	—	—	17,793,501
Financials	36,452,045	—	—	—	36,452,045
Health Care	63,992,222	—	—	—	63,992,222
Industrials	77,498,432	—	—	—	77,498,432
Information Technology	125,900,274	—	—	—	125,900,274
Materials	48,931,483	—	—	—	48,931,483
Real Estate	12,821,773	—	—	—	12,821,773
Total Common Stocks	470,554,785	—	—	—	470,554,785
Money Market Funds	—	—	—	16,248,811	16,248,811
Total Investments	470,554,785	—	—	16,248,811	486,803,596
Derivatives
Liability
Options Contracts Written	(473,740)	—	—	—	(473,740)
Total	470,081,045	—	—	16,248,811	486,329,856
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$399,880,984
Investments in affiliated issuers, at cost	16,247,988
Investments in unaffiliated issuers, at value	470,554,785
Investments in affiliated issuers, at value	16,248,811
Receivable for:
Capital shares sold	196
Dividends	202,091
Foreign tax reclaims	7,622
Expense reimbursement due from Investment Manager	65,721
Prepaid expenses	2,455
Total assets	487,081,681
Liabilities
Option contracts written, at value (premiums received $341,724)	473,740
Due to custodian	7,622
Payable for:
Capital shares purchased	371,268
Management services fees	315,567
Distribution and/or service fees	30,336
Service fees	14,516
Compensation of board members	98,453
Compensation of chief compliance officer	97
Other expenses	65,170
Total liabilities	1,376,769
Net assets applicable to outstanding capital stock	$485,704,912
Represented by
Trust capital	$485,704,912
Total - representing net assets applicable to outstanding capital stock	$485,704,912
Class 1
Net assets	$198,616,656
Shares outstanding	7,701,119
Net asset value per share	$25.79
Class 2
Net assets	$18,147,673
Shares outstanding	716,716
Net asset value per share	$25.32
Class 3
Net assets	$268,940,583
Shares outstanding	10,528,147
Net asset value per share	$25.54
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$3,818,953
Dividends — affiliated issuers	170,448
Total income	3,989,401
Expenses:
Management services fees	3,729,665
Distribution and/or service fees
Class 2	38,728
Class 3	325,988
Service fees
Class 1	33,984
Class 2	3,003
Class 3	47,902
Transfer agent fees
Class 1	50,978
Class 2	4,330
Class 3	77,296
Compensation of board members	30,379
Custodian fees	11,311
Printing and postage fees	83,851
Audit fees	30,605
Legal fees	10,135
Compensation of chief compliance officer	83
Other	13,940
Total expenses	4,492,178
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(764,057)
Total net expenses	3,728,121
Net investment income	261,280
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	44,862,416
Investments — affiliated issuers	(199)
Options contracts written	(57,863)
Net realized gain	44,804,354
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,271,682
Investments — affiliated issuers	823
Options contracts written	(132,016)
Net change in unrealized appreciation (depreciation)	48,140,489
Net realized and unrealized gain	92,944,843
Net increase in net assets resulting from operations	$93,206,123
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$261,280	$780,588
Net realized gain	44,804,354	9,909,111
Net change in unrealized appreciation (depreciation)	48,140,489	(610,846)
Net increase in net assets resulting from operations	93,206,123	10,078,853
Increase (decrease) in net assets from capital stock activity	(26,129,227)	96,548,966
Total increase in net assets	67,076,896	106,627,819
Net assets at beginning of year	418,628,016	312,000,197
Net assets at end of year	$485,704,912	$418,628,016
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	387,520	9,178,892	6,886,330	139,509,693
Redemptions	(246,464)	(5,768,521)	(212,149)	(4,293,550)
Net increase	141,056	3,410,371	6,674,181	135,216,143
Class 2
Subscriptions	146,197	3,402,029	120,137	2,386,089
Redemptions	(54,883)	(1,273,259)	(182,851)	(3,570,799)
Net increase (decrease)	91,314	2,128,770	(62,714)	(1,184,710)
Class 3
Subscriptions	13,521	311,363	17,163	344,487
Redemptions	(1,367,418)	(31,979,731)	(1,885,352)	(37,826,954)
Net decrease	(1,353,897)	(31,668,368)	(1,868,189)	(37,482,467)
Total net increase (decrease)	(1,121,527)	(26,129,227)	4,743,278	96,548,966
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations
Class 1
12/31/2017	$20.97	0.03	4.79	4.82
12/31/2016	$20.50	0.03	0.44	0.47
12/31/2015	$19.41	0.14 (c)	0.95	1.09
12/31/2014	$18.07	(0.02)	1.36	1.34
12/31/2013	$13.78	(0.03)	4.32	4.29
Class 2
12/31/2017	$20.64	(0.03)	4.71	4.68
12/31/2016	$20.23	0.02	0.39	0.41
12/31/2015	$19.20	0.23 (e)	0.80	1.03
12/31/2014	$17.92	(0.05)	1.33	1.28
12/31/2013	$13.69	(0.06)	4.29	4.23
Class 3
12/31/2017	$20.80	0.00 (f)	4.74	4.74
12/31/2016	$20.36	0.05	0.39	0.44
12/31/2015	$19.30	0.25 (g)	0.81	1.06
12/31/2014	$17.99	(0.03)	1.34	1.31
12/31/2013	$13.73	(0.05)	4.31	4.26

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.14 per share.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.27 per share.
(f)	Rounds to zero.
(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$25.79	22.98%	0.91%	0.74%	0.14%	115%	$198,617
$20.97	2.29%	0.92%	0.76%	0.16%	150%	$158,566
$20.50	5.62%	0.94%	0.84%	0.67%	109%	$18,161
$19.41	7.41%	0.91% (d)	0.88% (d)	(0.09%)	96%	$81,262
$18.07	31.13%	0.90%	0.87%	(0.21%)	115%	$226,579

$25.32	22.68%	1.16%	0.99%	(0.11%)	115%	$18,148
$20.64	2.03%	1.18%	1.01%	0.11%	150%	$12,910
$20.23	5.36%	1.20%	1.05%	1.11%	109%	$13,920
$19.20	7.14%	1.17% (d)	1.13% (d)	(0.30%)	96%	$10,439
$17.92	30.90%	1.15%	1.12%	(0.40%)	115%	$9,455

$25.54	22.79%	1.03%	0.86%	0.01%	115%	$268,941
$20.80	2.16%	1.05%	0.88%	0.24%	150%	$247,151
$20.36	5.49%	1.07%	0.92%	1.24%	109%	$279,919
$19.30	7.28%	1.04% (d)	1.00% (d)	(0.18%)	96%	$286,989
$17.99	31.03%	1.03%	1.00%	(0.34%)	115%	$307,835
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. In addition, out of the money covered calls are written to take advantage of price work. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
20	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	473,740
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(57,863)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(132,016)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average value ($)*
Options contracts — written	(95,262)

*	Based on the ending daily outstanding amounts for the year ended December 31, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Deutsche Bank ($)
Liabilities
Options contracts written	473,740
Total financial and derivative net assets	(473,740)
Total collateral received (pledged) (a)	-
Net amount (b)	(473,740)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
22	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.82% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,177.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.73%	0.76%
Class 2	0.98	1.01
Class 3	0.855	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $504,545,530 and $528,984,051, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 95.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
28	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
30	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2017	33

Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6651 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Select Large-Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select Large-Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Kari Montanus
Co-Portfolio Manager
Managed Fund since 2014
Richard Taft
Co-Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	20.96	16.26	8.61
Class 2*	05/03/10	20.71	15.97	8.37
Class 3	02/04/04	20.81	16.10	8.50
Russell 1000 Value Index		13.66	14.04	7.10
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Bank of America Corp.	4.3
Verizon Communications, Inc.	4.2
Tyson Foods, Inc., Class A	4.0
Citigroup, Inc.	4.0
JPMorgan Chase & Co.	3.7
FMC Corp.	3.6
Humana, Inc.	3.6
Teradata Corp.	3.5
QUALCOMM, Inc.	3.3
Morgan Stanley	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	2.8
Consumer Staples	10.2
Energy	15.2
Financials	26.5
Health Care	9.5
Industrials	9.0
Information Technology	13.5
Materials	3.6
Telecommunication Services	4.2
Utilities	5.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 93.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 20.81%, compared with a 13.66% return for the Fund’s benchmark, the Russell 1000 Value Index. The broad U.S. equity market, represented by the S&P 500 Index, returned 21.83% for the same 12 months. Strong broad-based stock selection, particularly in the industrials, materials, energy and consumer staples sectors, helped the Fund outperform its benchmark. Greater-than-benchmark exposure to technology stocks also helped the Fund’s absolute and relative performance.
A robust year for equity markets
In several respects, 2017 seemed like a perfect investment environment. U.S. equity markets rose steadily through 2017, with major benchmark indexes hitting numerous record highs. Stocks, as measured by the S&P 500 Index, advanced every single month for the first time ever for a calendar year. Nine of the 11 economic sectors within the S&P 500 Index produced double-digit positive returns for the year, with only energy and telecommunications services posting small negative results. The U.S. economy is at nearly full employment, and the economic recovery that began in 2009 has notched yet another year. Even though the U.S. Federal Reserve is withdrawing stimulus that has helped equity prices, central banks in Europe and Japan have committed to stimulus that kept global demand high for financial assets. Volatility remained near historic lows despite lingering uncertainties that include conflict with North Korea, global debt, and lack of progress on key U.S. policy changes that have helped support market confidence since late 2016.
One key policy change that did materialize was long-awaited tax reform that became law when the Tax Cuts and Jobs Act was signed three days before Christmas. As expected, the legislation boosted equity markets. In particular, investors applauded a cut in the corporate tax rate to 21% and a change making it less costly for U.S. companies to repatriate profits earned abroad. Especially welcome was the fact that the changes would take effect at the start of 2018.
Contributors and detractors
Strong broad-based stock selection, particularly in the industrials, materials, energy and consumer staples sectors, helped the Fund outperform its benchmark. Within industrials, railroad CSX outperformed after hiring legendary CEO Hunter Harrison. Harrison, who rose to fame after turning around several troubled railroads with a process called “Precision Railroading,” became ill and passed away toward the end of the period. Although the stock fell modestly on that unfortunate news, it did rebound as investors assessed the progress and framework for future success that Harrison established during his short tenure. Agricultural chemical maker FMC was a top performer in materials, driven higher by hopes for its acquisition of significant crop-protection assets divested from the Dow/DuPont merger. Refiners Valero Energy and Marathon Petroleum were the portfolio’s top energy stocks as investors became less concerned about volatility within the sector. Within consumer staples, Tyson Foods rose on strong earnings results and an increased earnings outlook that boosted investor confidence in the company’s ability to grow organically as it works toward synergies from the acquisition of AdvancePierre Foods Holdings.
Additional standout performers during the period included semiconductor equipment maker Applied Materials, which rebounded as investors expressed confidence in the company’s broad product line, market dominance and growth prospects, and data manager Teradata, which continued to build investor confidence as it transitions to a more flexible cloud-based business model.
Detractors included driller Anadarko Petroleum and oilfield services and equipment provider Halliburton, which fell in concert with the general downturn in oil prices throughout the first half of 2017 and ended up underperforming despite strong returns over the last several months of the period. Insurer American International Group, which we purchased during the year, also was a notable underperformer amid investor disappointment with the pace of change under new management.
4	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,141.40	1,021.24	3.95	3.73	0.74
Class 2	1,000.00	1,000.00	1,140.00	1,020.00	5.28	4.99	0.99
Class 3	1,000.00	1,000.00	1,140.30	1,020.64	4.59	4.33	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 2.8%
Specialty Retail 2.8%
Lowe’s Companies, Inc.	422,951	39,309,066
Total Consumer Discretionary		39,309,066
Consumer Staples 10.1%
Food & Staples Retailing 0.9%
Costco Wholesale Corp.	66,238	12,328,217
Food Products 4.0%
Tyson Foods, Inc., Class A	686,558	55,659,257
Tobacco 5.2%
Altria Group, Inc.	555,124	39,641,405
Philip Morris International, Inc.	317,214	33,513,659
Total		73,155,064
Total Consumer Staples		141,142,538
Energy 15.0%
Energy Equipment & Services 2.3%
Halliburton Co.	655,575	32,037,950
Oil, Gas & Consumable Fuels 12.7%
Anadarko Petroleum Corp.	771,869	41,403,053
Chevron Corp.	317,214	39,712,020
Marathon Petroleum Corp.	502,255	33,138,785
Valero Energy Corp.	317,214	29,155,139
Williams Companies, Inc. (The)	1,163,116	35,463,407
Total		178,872,404
Total Energy		210,910,354
Financials 26.3%
Banks 14.9%
Bank of America Corp.	2,009,019	59,306,241
Citigroup, Inc.	740,165	55,075,677
JPMorgan Chase & Co.	475,820	50,884,191
Wells Fargo & Co.	710,558	43,109,554
Total		208,375,663
Capital Markets 3.3%
Morgan Stanley	872,337	45,771,523
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 8.1%
American International Group, Inc.	642,141	38,258,761
MetLife, Inc.	634,427	32,076,629
Unum Group	800,772	43,954,375
Total		114,289,765
Total Financials		368,436,951
Health Care 9.4%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	422,951	27,339,552
Health Care Providers & Services 5.2%
Express Scripts Holding Co.(a)	306,640	22,887,610
Humana, Inc.	200,902	49,837,759
Total		72,725,369
Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	528,689	32,398,062
Total Health Care		132,462,983
Industrials 8.9%
Aerospace & Defense 1.9%
United Technologies Corp.	211,476	26,977,993
Industrial Conglomerates 2.9%
Honeywell International, Inc.	264,345	40,539,949
Road & Rail 4.1%
CSX Corp.	634,427	34,899,830
Union Pacific Corp.	169,181	22,687,172
Total		57,587,002
Total Industrials		125,104,944
Information Technology 13.4%
Communications Equipment 1.6%
Juniper Networks, Inc.	796,206	22,691,871
Electronic Equipment, Instruments & Components 2.3%
Corning, Inc.	1,021,760	32,686,102
IT Services 3.5%
Teradata Corp.(a)	1,268,854	48,800,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.0%
Applied Materials, Inc.	721,641	36,890,288
QUALCOMM, Inc.	723,802	46,337,804
Total		83,228,092
Total Information Technology		187,406,190
Materials 3.6%
Chemicals 3.6%
FMC Corp.	530,124	50,181,538
Total Materials		50,181,538
Telecommunication Services 4.2%
Diversified Telecommunication Services 4.2%
Verizon Communications, Inc.	1,110,206	58,763,204
Total Telecommunication Services		58,763,204
Utilities 5.4%
Electric Utilities 3.2%
NextEra Energy, Inc.	286,582	44,761,243
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.2%
AES Corp. (The)	2,880,150	31,192,024
Total Utilities		75,953,267
Total Common Stocks (Cost $913,041,748)		1,389,671,035

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	13,703,496	13,703,496
Total Money Market Funds (Cost $13,702,246)		13,703,496
Total Investments (Cost: $926,743,994)		1,403,374,531
Other Assets & Liabilities, Net		(1,902,864)
Net Assets		1,401,471,667

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	45,941,181	166,397,740	(198,635,425)	13,703,496	(5,918)	1,359	272,796	13,703,496
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	39,309,066	—	—	—	39,309,066
Consumer Staples	141,142,538	—	—	—	141,142,538
Energy	210,910,354	—	—	—	210,910,354
Financials	368,436,951	—	—	—	368,436,951
Health Care	132,462,983	—	—	—	132,462,983
Industrials	125,104,944	—	—	—	125,104,944
Information Technology	187,406,190	—	—	—	187,406,190
Materials	50,181,538	—	—	—	50,181,538
Telecommunication Services	58,763,204	—	—	—	58,763,204
Utilities	75,953,267	—	—	—	75,953,267
Total Common Stocks	1,389,671,035	—	—	—	1,389,671,035
Money Market Funds	—	—	—	13,703,496	13,703,496
Total Investments	1,389,671,035	—	—	13,703,496	1,403,374,531
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	9

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$913,041,748
Investments in affiliated issuers, at cost	13,702,246
Investments in unaffiliated issuers, at value	1,389,671,035
Investments in affiliated issuers, at value	13,703,496
Receivable for:
Capital shares sold	52,049
Dividends	951,660
Prepaid expenses	3,951
Total assets	1,404,382,191
Liabilities
Payable for:
Capital shares purchased	2,019,419
Management services fees	783,086
Distribution and/or service fees	9,913
Service fees	6,527
Compensation of board members	49,351
Compensation of chief compliance officer	261
Other expenses	41,967
Total liabilities	2,910,524
Net assets applicable to outstanding capital stock	$1,401,471,667
Represented by
Trust capital	$1,401,471,667
Total - representing net assets applicable to outstanding capital stock	$1,401,471,667
Class 1
Net assets	$1,322,917,656
Shares outstanding	53,195,689
Net asset value per share	$24.87
Class 2
Net assets	$22,501,344
Shares outstanding	921,593
Net asset value per share	$24.42
Class 3
Net assets	$56,052,667
Shares outstanding	2,276,811
Net asset value per share	$24.62
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$25,635,452
Dividends — affiliated issuers	272,796
Total income	25,908,248
Expenses:
Management services fees	8,866,594
Distribution and/or service fees
Class 2	44,724
Class 3	61,876
Service fees
Class 1	25,284
Class 2	400
Class 3	1,054
Transfer agent fees
Class 1	329,880
Class 2	4,870
Class 3	14,249
Compensation of board members	33,904
Custodian fees	15,416
Printing and postage fees	25,476
Audit fees	31,301
Legal fees	16,880
Compensation of chief compliance officer	213
Other	25,420
Total expenses	9,497,541
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,722)
Total net expenses	9,395,819
Net investment income	16,512,429
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	35,653,987
Investments — affiliated issuers	(5,918)
Net realized gain	35,648,069
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	189,952,652
Investments — affiliated issuers	1,359
Net change in unrealized appreciation (depreciation)	189,954,011
Net realized and unrealized gain	225,602,080
Net increase in net assets resulting from operations	$242,114,509
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	11

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$16,512,429	$12,426,637
Net realized gain	35,648,069	33,656,137
Net change in unrealized appreciation (depreciation)	189,954,011	124,121,082
Net increase in net assets resulting from operations	242,114,509	170,203,856
Increase in net assets from capital stock activity	51,685,583	98,322,196
Total increase in net assets	293,800,092	268,526,052
Net assets at beginning of year	1,107,671,575	839,145,523
Net assets at end of year	$1,401,471,667	$1,107,671,575
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	6,765,316	147,772,166	14,231,327	261,835,590
Redemptions	(4,485,980)	(100,553,098)	(8,814,792)	(155,127,389)
Net increase	2,279,336	47,219,068	5,416,535	106,708,201
Class 2
Subscriptions	247,021	5,461,567	203,968	3,583,698
Redemptions	(68,021)	(1,524,761)	(166,053)	(2,894,445)
Net increase	179,000	3,936,806	37,915	689,253
Class 3
Subscriptions	312,001	6,846,623	95,362	1,792,983
Redemptions	(287,167)	(6,316,914)	(624,171)	(10,868,241)
Net increase (decrease)	24,834	529,709	(528,809)	(9,075,258)
Total net increase	2,483,170	51,685,583	4,925,641	98,322,196
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$20.56	0.30	4.01	4.31
12/31/2016	$17.14	0.26	3.16	3.42
12/31/2015	$18.02	0.27	(1.15)	(0.88)
12/31/2014	$16.17	0.21	1.64	1.85
12/31/2013	$11.71	0.19	4.27	4.46
Class 2
12/31/2017	$20.23	0.24	3.95	4.19
12/31/2016	$16.91	0.22	3.10	3.32
12/31/2015	$17.83	0.23	(1.15)	(0.92)
12/31/2014	$16.03	0.17	1.63	1.80
12/31/2013	$11.64	0.15	4.24	4.39
Class 3
12/31/2017	$20.38	0.27	3.97	4.24
12/31/2016	$17.01	0.24	3.13	3.37
12/31/2015	$17.91	0.25	(1.15)	(0.90)
12/31/2014	$16.08	0.19	1.64	1.83
12/31/2013	$11.67	0.17	4.24	4.41

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$24.87	20.96%	0.76%	0.75%	1.35%	8%	$1,322,918
$20.56	19.95%	0.82%	0.77%	1.49%	26%	$1,046,757
$17.14	(4.88%)	0.81%	0.76%	1.54%	13%	$779,920
$18.02	11.44%	0.81%	0.76%	1.26%	7%	$1,000,413
$16.17	38.09%	0.83%	0.77%	1.34%	15%	$738,487

$24.42	20.71%	1.01%	1.00%	1.10%	8%	$22,501
$20.23	19.63%	1.07%	1.02%	1.25%	26%	$15,026
$16.91	(5.16%)	1.06%	1.02%	1.32%	13%	$11,918
$17.83	11.23%	1.07%	1.01%	1.02%	7%	$11,006
$16.03	37.72%	1.08%	1.01%	1.09%	15%	$5,475

$24.62	20.81%	0.89%	0.88%	1.22%	8%	$56,053
$20.38	19.81%	0.95%	0.89%	1.39%	26%	$45,889
$17.01	(5.02%)	0.94%	0.89%	1.42%	13%	$47,307
$17.91	11.38%	0.94%	0.88%	1.13%	7%	$69,726
$16.08	37.79%	0.96%	0.89%	1.21%	15%	$60,335
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	15

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.72% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,866.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
18	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.76%	0.77%
Class 2	1.01	1.02
Class 3	0.885	0.895
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $201,407,767 and $98,090,741, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 99.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
20	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	21

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select Large-Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
24	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017	27

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
28	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2017

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Columbia Variable Portfolio – Select Large-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6472 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Portfolio Manager
Managed Fund since 2004
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.56	5.05	7.42
Class 2*	05/03/10	6.20	4.82	7.20
Class 3	06/01/04	6.39	4.93	7.33
ICE BofAML BB-B US Cash Pay High Yield Constrained Index		6.98	5.58	7.33
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The ICE BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	92.3
Foreign Government Obligations	0.5
Money Market Funds	6.0
Senior Loans	1.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
BBB rating	1.5
BB rating	47.7
B rating	46.6
CCC rating	3.8
CC rating	0.4
Not rated	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 29.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2017, the Fund’s Class 3 shares returned 6.39%. The Fund’s benchmark, the ICE BofAML BB-B US Cash Pay High Yield Constrained Index, returned 6.98%. Relative return over the period was driven primarily by security selection, with the strongest selection in pharmaceuticals and metals & mining, and weaker selection in energy-exploration & production and health facilities.
Supportive conditions for credit markets
Over the 12 months ended December 31, 2017, credit market returns were driven by supportive fundamental factors, low volatility, stable interest rates, favorable supply/demand conditions and higher commodity prices. Despite the three U.S. Federal Reserve (Fed) rate hikes in 2017, along with the commencement of the Fed’s balance sheet reduction in October, the markets reacted calmly to the Fed’s gradual and well-orchestrated policy tightening. Yields of 10-year U.S. Treasury bonds ended the year effectively unchanged at 2.41% after beginning the year at 2.45%. And in general, U.S. economic data and corporate earnings were supportive of credit issues during the period. Expectations for U.S. tax reform, although the bill was not finalized until December, contributed to positive market sentiment given the expected benefit to the majority of corporations from changes to the tax code. Elsewhere, the majority of high yield new issuance over the year was used for refinancing, creating a supportive technical environment given a relative lack of new supply.
Oil prices were 12% higher over the period, increasing from $54 per barrel to $60 per barrel by December 31, and marking a two-year high. Oil prices were nevertheless volatile over the year, with the commodity trading as low as $42 per barrel in June. The eventual rise in oil prices led the energy sector to outperform the broader market by a narrow margin, which was notable given the sector’s relatively large presence within the high-yield market. All high-yield sectors saw positive returns for 2017. Transportation, utilities, banking and basic industry were the top-performing high-yield sectors, with retail, consumer goods, telecommunications and media trailing. Lastly, issue defaults continued to decrease over the period as economic distress within the energy and metals & mining sectors subsided.
Industry allocation and security selection
Relative return over the 12-month period was driven primarily by security selection. That said, there were notable offsetting allocation impacts. An underweight to the retail sector, along with an overweight to electric-generation, generated relative gains. Conversely, underweights to banking and steel producers and overweights to cable and pharmaceuticals detracted. Security selection was strongest in pharmaceuticals, metals & mining, specialty retail, telecommunications-wireline and managed care, while selection was weaker in energy-exploration & production, health facilities, gas distribution and aerospace/defense.
At period’s end
Despite the reasonable fundamentals of the majority of the high-yield asset class at period end, limited refinancing risk, manageable overall levels of leverage and a supportive earnings outlook, valuations appeared full and the market offered little compensation for risk unless the sector or issuer encountered fundamental challenges. We continued to be cautious and not stretch for yield in the higher risk portion of the market given valuations and the opportunity set. By positioning for improving credit situations, avoiding credits with deteriorating fundamentals and remaining disciplined in terms of being adequately compensated for risk, we believe that the Fund may continue to generate solid risk-adjusted returns. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,018.90	1,021.14	3.83	3.83	0.76
Class 2	1,000.00	1,000.00	1,016.20	1,019.90	5.08	5.09	1.01
Class 3	1,000.00	1,000.00	1,018.80	1,020.54	4.43	4.43	0.88
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Haights Cross Communications, Inc.(a),(b),(c),(d)	27,056	0
Loral Space & Communications, Inc.(b)	6	264
Ziff Davis Holdings, Inc.(a),(b),(d)	553	6
Total		270
Total Consumer Discretionary		270
Industrials —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.	1,277	28,860
Total Industrials		28,860
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c),(d)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $312,073)		29,130

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d),(e)
Subordinated
06/12/2015	0.000%	296,351	—
Total Convertible Bonds (Cost $—)			—

Corporate Bonds & Notes 91.0%

Aerospace & Defense 1.7%
Bombardier, Inc.(f)
12/01/2021	8.750%	786,000	862,861
01/15/2023	6.125%	465,000	455,951
12/01/2024	7.500%	661,000	670,915
TransDigm, Inc.
05/15/2025	6.500%	728,000	744,866
06/15/2026	6.375%	3,414,000	3,442,835
Total			6,177,428
Automotive 0.4%
Delphi Technologies PLC(f)
10/01/2025	5.000%	819,000	829,639
IHO Verwaltungs GmbH PIK(f)
09/15/2023	4.500%	200,000	203,836
09/15/2026	4.750%	452,000	459,636
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lear Corp. Escrow Bond(a),(c),(d)
03/01/2018	8.750%	595,000	0
Total			1,493,111
Banking 0.7%
Ally Financial, Inc.
11/01/2031	8.000%	2,065,000	2,697,377
Brokerage/Asset Managers/Exchanges 0.1%
VFH Parent LLC/Orchestra Co-Issuer, Inc.(f)
06/15/2022	6.750%	260,000	273,250
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(f)
04/15/2021	5.625%	725,000	738,204
12/15/2023	5.750%	397,000	419,133
Beacon Escrow Corp.(f)
11/01/2025	4.875%	1,243,000	1,249,613
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	301,000	320,231
HD Supply, Inc.(f)
04/15/2024	5.750%	603,000	640,671
James Hardie International Finance DAC(f)
01/15/2025	4.750%	308,000	310,157
01/15/2028	5.000%	432,000	435,376
U.S. Concrete, Inc.
06/01/2024	6.375%	519,000	557,430
USG Corp.(f)
06/01/2027	4.875%	882,000	914,017
Total			5,584,832
Cable and Satellite 9.5%
Altice US Finance I Corp.(f)
07/15/2023	5.375%	3,279,000	3,355,643
05/15/2026	5.500%	614,000	626,506
CCO Holdings LLC/Capital Corp.(f)
05/01/2025	5.375%	913,000	931,602
05/01/2027	5.125%	4,765,000	4,692,015
CSC Holdings LLC(f)
10/15/2025	6.625%	3,854,000	4,166,448
04/15/2027	5.500%	1,154,000	1,175,546
DISH DBS Corp.
11/15/2024	5.875%	1,905,000	1,854,742
07/01/2026	7.750%	2,730,000	2,881,660
Hughes Satellite Systems Corp.
06/15/2019	6.500%	1,640,000	1,718,010
Sirius XM Radio, Inc.(f)
07/15/2026	5.375%	1,581,000	1,634,768
08/01/2027	5.000%	1,426,000	1,429,340

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(f)
01/15/2025	5.000%	2,710,000	2,785,243
Videotron Ltd.(f)
04/15/2027	5.125%	776,000	808,525
Virgin Media Secured Finance PLC(f)
01/15/2026	5.250%	3,741,000	3,805,910
Ziggo Bond Finance BV(f)
01/15/2027	6.000%	1,101,000	1,075,279
Ziggo Secured Finance BV(f)
01/15/2027	5.500%	2,121,000	2,111,829
Total			35,053,066
Chemicals 2.6%
Angus Chemical Co.(f)
02/15/2023	8.750%	944,000	964,415
Axalta Coating Systems LLC(f)
08/15/2024	4.875%	653,000	686,478
Chemours Co. (The)
05/15/2023	6.625%	1,834,000	1,937,940
INEOS Group Holdings SA(f)
08/01/2024	5.625%	527,000	548,296
Koppers, Inc.(f)
02/15/2025	6.000%	289,000	306,885
Platform Specialty Products Corp.(f)
02/01/2022	6.500%	785,000	810,086
12/01/2025	5.875%	1,271,000	1,258,848
PQ Corp.(f)
11/15/2022	6.750%	1,505,000	1,614,614
12/15/2025	5.750%	729,000	740,946
SPCM SA(f)
09/15/2025	4.875%	597,000	601,596
Venator Finance SARL/Materials LLC(f)
07/15/2025	5.750%	178,000	187,993
Total			9,658,097
Construction Machinery 1.8%
Ashtead Capital, Inc.(f)
08/15/2025	4.125%	350,000	354,728
08/15/2027	4.375%	989,000	1,007,860
H&E Equipment Services, Inc.(f)
09/01/2025	5.625%	361,000	378,149
Ritchie Bros. Auctioneers, Inc.(f)
01/15/2025	5.375%	301,000	309,740
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
10/15/2025	4.625%	216,000	217,932
09/15/2026	5.875%	1,908,000	2,042,808
05/15/2027	5.500%	642,000	675,841
01/15/2028	4.875%	1,808,000	1,818,081
Total			6,805,139
Consumer Cyclical Services 1.6%
APX Group, Inc.
12/01/2022	7.875%	1,591,000	1,702,346
IHS Markit Ltd.(f)
11/01/2022	5.000%	899,000	973,393
02/15/2025	4.750%	1,273,000	1,344,130
03/01/2026	4.000%	526,000	527,739
Interval Acquisition Corp.
04/15/2023	5.625%	1,254,000	1,306,037
Total			5,853,645
Consumer Products 2.0%
American Greetings Corp.(f)
02/15/2025	7.875%	122,000	131,839
Mattel, Inc.(f)
12/31/2025	6.750%	717,000	725,881
Prestige Brands, Inc.(f)
03/01/2024	6.375%	1,206,000	1,256,994
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,399,000	1,481,803
12/15/2026	5.250%	184,000	193,931
Spectrum Brands, Inc.
07/15/2025	5.750%	1,269,000	1,334,832
Springs Industries, Inc.
06/01/2021	6.250%	1,434,000	1,464,701
Valvoline, Inc.
07/15/2024	5.500%	128,000	135,954
08/15/2025	4.375%	795,000	800,894
Total			7,526,829
Diversified Manufacturing 0.7%
Gates Global LLC/Co.(f)
07/15/2022	6.000%	161,000	164,675
SPX FLOW, Inc.(f)
08/15/2024	5.625%	230,000	241,802
08/15/2026	5.875%	852,000	902,565
TriMas Corp.(f)
10/15/2025	4.875%	126,000	126,651
WESCO Distribution, Inc.
06/15/2024	5.375%	501,000	516,215

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(f)
06/15/2023	9.875%	409,000	460,232
Total			2,412,140
Electric 3.6%
AES Corp.
09/01/2027	5.125%	1,131,000	1,192,624
Calpine Corp.
01/15/2025	5.750%	1,018,000	964,550
Calpine Corp.(f)
06/01/2026	5.250%	287,000	281,233
Dynegy, Inc.
11/01/2024	7.625%	815,000	877,346
Dynegy, Inc.(f)
01/30/2026	8.125%	603,000	659,295
NextEra Energy Operating Partners LP(f)
09/15/2027	4.500%	923,000	923,682
NRG Energy, Inc.
05/01/2024	6.250%	400,000	419,846
01/15/2027	6.625%	1,161,000	1,230,660
NRG Energy, Inc.(f)
01/15/2028	5.750%	434,000	438,432
NRG Yield Operating LLC
08/15/2024	5.375%	3,178,000	3,288,010
09/15/2026	5.000%	606,000	618,797
Pattern Energy Group, Inc.(f)
02/01/2024	5.875%	963,000	1,016,601
TerraForm Power Operating LLC(f)
01/31/2028	5.000%	1,478,000	1,462,318
Total			13,373,394
Finance Companies 2.5%
Aircastle Ltd.
02/15/2022	5.500%	775,000	829,797
04/01/2023	5.000%	454,000	478,265
iStar, Inc.
04/01/2022	6.000%	672,000	697,181
09/15/2022	5.250%	384,000	388,136
Navient Corp.
06/15/2022	6.500%	1,023,000	1,074,329
10/25/2024	5.875%	2,003,000	2,000,562
Provident Funding Associates LP/Finance Corp.(f)
06/15/2025	6.375%	746,000	782,811
Quicken Loans, Inc.(f)
05/01/2025	5.750%	854,000	882,105
01/15/2028	5.250%	555,000	547,977
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
05/15/2022	6.125%	167,000	173,365
03/15/2023	5.625%	1,205,000	1,207,713
Total			9,062,241
Food and Beverage 2.9%
B&G Foods, Inc.
04/01/2025	5.250%	2,368,000	2,410,136
FAGE International SA/U.S.A. Dairy Industry, Inc.(f)
08/15/2026	5.625%	1,308,000	1,265,969
Lamb Weston Holdings, Inc.(f)
11/01/2024	4.625%	352,000	361,878
11/01/2026	4.875%	1,264,000	1,319,407
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	180,000	190,782
Post Holdings, Inc.(f)
03/01/2025	5.500%	368,000	381,996
08/15/2026	5.000%	1,366,000	1,346,106
03/01/2027	5.750%	3,000,000	3,053,409
01/15/2028	5.625%	431,000	432,892
Total			10,762,575
Gaming 5.9%
Boyd Gaming Corp.
05/15/2023	6.875%	824,000	873,661
Caesars Resort Collection LLC(f)
10/15/2025	5.250%	504,000	508,493
Eldorado Resorts, Inc.
04/01/2025	6.000%	944,000	989,287
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	1,724,000	1,845,983
International Game Technology PLC(f)
02/15/2025	6.500%	2,688,000	3,015,589
Jack Ohio Finance LLC/1 Corp.(f)
11/15/2021	6.750%	1,083,000	1,141,989
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	383,000	382,112
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(f)
01/15/2028	4.500%	1,413,000	1,392,633
MGM Resorts International
12/15/2021	6.625%	2,434,000	2,671,021
Penn National Gaming, Inc.(f)
01/15/2027	5.625%	716,000	740,003
Rivers Pittsburgh Borrower LP/Finance Corp.(f)
08/15/2021	6.125%	740,000	736,302
Scientific Games International, Inc.(f)
01/01/2022	7.000%	3,737,000	3,937,759
10/15/2025	5.000%	496,000	498,387

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Seminole Tribe of Florida, Inc.(f)
10/01/2020	7.804%	735,000	742,350
Tunica-Biloxi Gaming Authority(a),(d),(f)
12/15/2020	3.780%	5,672,901	1,542,240
Wynn Las Vegas LLC/Capital Corp.(f)
05/15/2027	5.250%	577,000	585,545
Total			21,603,354
Health Care 6.1%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	1,063,000	1,105,520
Change Healthcare Holdings LLC/Finance, Inc.(f)
03/01/2025	5.750%	909,000	909,724
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	1,378,000	1,240,987
DaVita, Inc.
05/01/2025	5.000%	1,530,000	1,529,053
Envision Healthcare Corp.(f)
12/01/2024	6.250%	762,000	788,334
Fresenius Medical Care U.S. Finance II, Inc.(f)
10/15/2024	4.750%	2,295,000	2,471,352
HCA, Inc.
05/01/2023	4.750%	2,346,000	2,428,793
04/15/2025	5.250%	2,064,000	2,190,736
06/15/2026	5.250%	1,405,000	1,493,910
02/15/2027	4.500%	1,250,000	1,265,640
Hill-Rom Holdings, Inc.(f)
02/15/2025	5.000%	527,000	537,048
Hologic, Inc.(f)
10/15/2025	4.375%	201,000	203,782
MEDNAX, Inc.(f)
12/01/2023	5.250%	350,000	356,841
MPH Acquisition Holdings LLC(f)
06/01/2024	7.125%	1,550,000	1,656,561
Quintiles IMS, Inc.(f)
05/15/2023	4.875%	909,000	940,387
Teleflex, Inc.
06/01/2026	4.875%	368,000	378,265
11/15/2027	4.625%	599,000	604,477
Tenet Healthcare Corp.(f)
07/15/2024	4.625%	1,985,000	1,939,093
05/01/2025	5.125%	635,000	623,870
Total			22,664,373
Healthcare Insurance 0.8%
Centene Corp.
01/15/2025	4.750%	1,045,000	1,061,504
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molina Healthcare, Inc.(f)
06/15/2025	4.875%	595,000	595,071
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,267,000	1,343,318
Total			2,999,893
Home Construction 1.3%
CalAtlantic Group, Inc.
06/01/2026	5.250%	419,000	442,870
06/15/2027	5.000%	739,000	764,354
Lennar Corp.
04/30/2024	4.500%	1,449,000	1,483,923
Lennar Corp.(f)
11/29/2027	4.750%	491,000	505,202
Meritage Homes Corp.
04/01/2022	7.000%	491,000	555,056
06/06/2027	5.125%	568,000	577,393
Taylor Morrison Communities, Inc./Holdings II(f)
04/15/2023	5.875%	551,000	581,312
Total			4,910,110
Independent Energy 6.8%
Callon Petroleum Co.
10/01/2024	6.125%	753,000	777,137
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,276,000	1,317,887
Centennial Resource Production LLC(f)
01/15/2026	5.375%	382,000	388,098
Continental Resources, Inc.
06/01/2024	3.800%	516,000	509,461
CrownRock LP/Finance, Inc.(f)
10/15/2025	5.625%	1,207,000	1,211,318
Diamondback Energy, Inc.
11/01/2024	4.750%	258,000	260,281
05/31/2025	5.375%	1,459,000	1,503,751
Endeavor Energy Resources LP/Finance, Inc.(f)
01/30/2026	5.500%	170,000	173,078
01/30/2028	5.750%	742,000	761,417
Extraction Oil & Gas, Inc.(f)
05/15/2024	7.375%	621,000	661,365
Extraction Oil & Gas, Inc./Finance Corp.(f)
07/15/2021	7.875%	440,000	464,803
Halcon Resources Corp.(f)
02/15/2025	6.750%	460,000	478,853
Laredo Petroleum, Inc.
03/15/2023	6.250%	2,754,000	2,865,669

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(f)
06/01/2024	6.250%	632,000	667,501
01/15/2025	5.375%	776,000	784,454
08/15/2025	5.250%	1,284,000	1,289,841
10/15/2027	5.625%	804,000	816,790
PDC Energy, Inc.
09/15/2024	6.125%	1,205,000	1,245,484
QEP Resources, Inc.
03/01/2026	5.625%	315,000	319,050
RSP Permian, Inc.
01/15/2025	5.250%	2,880,000	2,950,966
SM Energy Co.
06/01/2025	5.625%	268,000	260,526
09/15/2026	6.750%	1,903,000	1,959,873
WPX Energy, Inc.
01/15/2022	6.000%	2,909,000	3,048,452
09/15/2024	5.250%	506,000	504,516
Total			25,220,571
Leisure 0.4%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(f)
04/15/2027	5.375%	785,000	826,878
Live Nation Entertainment, Inc.(f)
11/01/2024	4.875%	512,000	526,109
Total			1,352,987
Lodging 0.1%
Hilton Grand Vacations Borrower LLC/Inc.(f)
12/01/2024	6.125%	373,000	408,360
Media and Entertainment 2.8%
Match Group, Inc.
06/01/2024	6.375%	1,502,000	1,627,953
Match Group, Inc.(f)
12/15/2027	5.000%	312,000	315,650
Netflix, Inc.
02/15/2025	5.875%	886,000	945,000
11/15/2026	4.375%	2,010,000	1,971,095
Netflix, Inc.(f)
04/15/2028	4.875%	1,829,000	1,787,999
Nielsen Luxembourg SARL(f)
02/01/2025	5.000%	1,228,000	1,275,267
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	1,365,000	1,440,216
Univision Communications, Inc.(f)
02/15/2025	5.125%	1,121,000	1,094,117
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziff Davis Media, Inc.(a),(c),(d)
12/15/2011	0.000%	68,749	0
Total			10,457,297
Metals and Mining 4.1%
Alcoa Nederland Holding BV(f)
09/30/2024	6.750%	376,000	409,816
09/30/2026	7.000%	298,000	334,047
Big River Steel LLC/Finance Corp.(f)
09/01/2025	7.250%	819,000	863,817
Constellium NV(f)
02/15/2026	5.875%	1,622,000	1,650,388
Freeport-McMoRan, Inc.
03/15/2023	3.875%	235,000	234,018
11/14/2024	4.550%	2,310,000	2,347,200
03/15/2043	5.450%	1,190,000	1,185,474
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(f)
12/15/2023	7.375%	577,000	619,885
HudBay Minerals, Inc.(f)
01/15/2023	7.250%	242,000	257,137
01/15/2025	7.625%	716,000	780,448
Novelis Corp.(f)
08/15/2024	6.250%	399,000	418,135
09/30/2026	5.875%	1,796,000	1,836,828
Steel Dynamics, Inc.(f)
09/15/2025	4.125%	302,000	303,722
Teck Resources Ltd.(f)
06/01/2024	8.500%	335,000	378,386
Teck Resources Ltd.
07/15/2041	6.250%	3,056,000	3,479,571
Total			15,098,872
Midstream 6.7%
Andeavor Logistics LP/Tesoro Finance Corp.
01/15/2025	5.250%	1,541,000	1,619,858
12/01/2027	4.250%	270,000	272,509
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	988,000	1,018,065
Delek Logistics Partners LP(f)
05/15/2025	6.750%	746,000	749,615
Energy Transfer Equity LP
03/15/2023	4.250%	751,000	744,152
06/01/2027	5.500%	3,496,000	3,561,040
Holly Energy Partners LP/Finance Corp.(f)
08/01/2024	6.000%	897,000	938,979
NGPL PipeCo LLC(f)
08/15/2022	4.375%	340,000	346,412
08/15/2027	4.875%	1,211,000	1,255,117
12/15/2037	7.768%	935,000	1,154,861

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwest Pipeline LLC
12/01/2025	7.125%	150,000	179,833
NuStar Logistics LP
04/28/2027	5.625%	798,000	812,194
Rockies Express Pipeline LLC(f)
04/15/2040	6.875%	122,000	136,609
Tallgrass Energy Partners LP/Finance Corp.(f)
09/15/2024	5.500%	318,000	325,902
01/15/2028	5.500%	921,000	929,471
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	1,825,000	1,807,126
02/01/2027	5.375%	2,796,000	2,865,623
Targa Resources Partners LP/Finance Corp.(f)
01/15/2028	5.000%	825,000	823,911
Williams Companies, Inc. (The)
06/24/2024	4.550%	4,948,000	5,112,130
Total			24,653,407
Oil Field Services 0.1%
SESI LLC(f)
09/15/2024	7.750%	200,000	212,028
Other Industry 0.2%
KAR Auction Services, Inc.(f)
06/01/2025	5.125%	634,000	649,884
Other REIT 0.3%
CyrusOne LP/Finance Corp.(f)
03/15/2024	5.000%	337,000	349,901
03/15/2024	5.000%	171,000	177,933
03/15/2027	5.375%	337,000	353,324
03/15/2027	5.375%	240,000	251,814
Total			1,132,972
Packaging 2.9%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(f)
09/15/2022	4.250%	1,244,000	1,266,362
05/15/2024	7.250%	3,573,000	3,887,345
02/15/2025	6.000%	798,000	841,236
Berry Global, Inc.
07/15/2023	5.125%	1,480,000	1,539,711
Multi-Color Corp.(f)
11/01/2025	4.875%	926,000	929,570
Owens-Brockway Glass Container, Inc.(f)
08/15/2025	6.375%	732,000	818,010
Reynolds Group Issuer, Inc./LLC(f)
07/15/2023	5.125%	1,437,000	1,488,203
Total			10,770,437
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 2.3%
Catalent Pharma Solutions, Inc.(f)
01/15/2026	4.875%	150,000	150,400
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(f)
08/01/2023	6.375%	2,618,000	2,643,821
Valeant Pharmaceuticals International, Inc.(f)
03/15/2024	7.000%	2,031,000	2,184,501
04/15/2025	6.125%	550,000	505,275
11/01/2025	5.500%	2,635,000	2,689,655
12/15/2025	9.000%	209,000	217,927
Total			8,391,579
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(e),(f)
12/01/2097	0.000%	30,000	7
Lumbermens Mutual Casualty Co.(e)
Subordinated
07/01/2026	0.000%	645,000	152
Total			159
Restaurants 1.4%
1011778 BC ULC/New Red Finance, Inc.(f)
05/15/2024	4.250%	1,053,000	1,051,940
10/15/2025	5.000%	2,125,000	2,158,305
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(f)
06/01/2026	5.250%	1,567,000	1,653,266
06/01/2027	4.750%	139,000	141,997
Total			5,005,508
Retailers 1.9%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	2,194,000	2,283,947
Group 1 Automotive, Inc.
06/01/2022	5.000%	1,268,000	1,306,995
Group 1 Automotive, Inc.(f)
12/15/2023	5.250%	375,000	386,204
L Brands, Inc.
11/01/2035	6.875%	1,061,000	1,073,365
Lithia Motors, Inc.(f)
08/01/2025	5.250%	175,000	182,787
Penske Automotive Group, Inc.
08/15/2020	3.750%	78,000	79,301
12/01/2024	5.375%	1,010,000	1,027,121
05/15/2026	5.500%	522,000	529,716
Total			6,869,436
Technology 5.7%
Camelot Finance SA(f)
10/15/2024	7.875%	485,000	517,444

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.(f)
06/01/2027	4.875%	372,000	376,455
Equinix, Inc.
01/15/2026	5.875%	913,000	981,877
05/15/2027	5.375%	2,574,000	2,752,085
First Data Corp.(f)
01/15/2024	5.750%	5,404,000	5,593,940
Gartner, Inc.(f)
04/01/2025	5.125%	1,146,000	1,193,686
Iron Mountain, Inc.(f)
03/15/2028	5.250%	1,248,000	1,244,988
MSCI, Inc.(f)
08/01/2026	4.750%	566,000	592,680
NXP BV/Funding LLC(f)
09/01/2022	3.875%	849,000	859,151
PTC, Inc.
05/15/2024	6.000%	1,656,000	1,757,284
Qualitytech LP/QTS Finance Corp.(f)
11/15/2025	4.750%	1,044,000	1,053,962
Symantec Corp.(f)
04/15/2025	5.000%	1,430,000	1,488,707
Vantiv LLC/Vanity Issuer Corp.(f)
11/15/2025	4.375%	430,000	435,656
VeriSign, Inc.
04/01/2025	5.250%	1,122,000	1,217,609
07/15/2027	4.750%	763,000	780,083
Total			20,845,607
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc.(f)
03/15/2025	5.250%	1,319,000	1,306,305
Hertz Corp. (The)(f)
06/01/2022	7.625%	943,000	993,321
Total			2,299,626
Wireless 6.4%
SBA Communications Corp.
09/01/2024	4.875%	3,303,000	3,396,326
SFR Group SA(f)
05/15/2022	6.000%	422,000	427,306
05/15/2024	6.250%	414,000	414,000
05/01/2026	7.375%	3,699,000	3,785,246
Sprint Capital Corp.
11/15/2028	6.875%	635,000	638,983
Sprint Communications, Inc.(f)
03/01/2020	7.000%	6,194,000	6,624,502
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
06/15/2024	7.125%	2,155,000	2,200,479
02/15/2025	7.625%	1,468,000	1,534,133
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	3,159,000	3,449,063
Wind Tre SpA(f)
01/20/2026	5.000%	1,068,000	1,021,902
Total			23,491,940
Wirelines 2.6%
CenturyLink, Inc.
03/15/2022	5.800%	590,000	577,831
04/01/2024	7.500%	2,750,000	2,744,841
Frontier Communications Corp.
07/01/2021	9.250%	1,364,000	1,073,654
09/15/2025	11.000%	1,538,000	1,131,216
Telecom Italia Capital SA
09/30/2034	6.000%	618,000	691,129
Telecom Italia SpA(f)
05/30/2024	5.303%	1,067,000	1,143,767
Zayo Group LLC/Capital, Inc.(f)
01/15/2027	5.750%	2,330,000	2,386,663
Total			9,749,101
Total Corporate Bonds & Notes (Cost $325,292,651)			335,520,625

Foreign Government Obligations(g) 0.5%

Canada 0.4%
NOVA Chemicals Corp.(f)
06/01/2024	4.875%	553,000	555,436
05/01/2025	5.000%	329,000	330,321
06/01/2027	5.250%	398,000	396,262
Total			1,282,019
United Arab Emirates 0.1%
DAE Funding LLC(f)
08/01/2024	5.000%	464,000	456,088
Total Foreign Government Obligations (Cost $1,750,434)			1,738,107

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Senior Loans 1.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.3%
Serta Simmons Bedding LLC(h),(i)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.407%	1,361,248	1,157,061
Independent Energy 0.2%
Chesapeake Energy Corp.(h),(i)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	8.954%	892,617	948,852
Technology 0.7%
Ascend Learning LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%	293,265	294,731
DigiCert, Inc.(h),(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024		778,000	787,398
Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.443%	321,574	323,182
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hyland Software, Inc.(h),(i)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.819%	185,690	186,736
Information Resources, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 01/18/2024	5.617%	882,697	886,648
Total			2,478,695
Total Senior Loans (Cost $4,701,881)			4,584,608

Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(k),(l)	21,781,989	21,781,989
Total Money Market Funds (Cost $21,781,877)		21,781,989
Total Investments (Cost: $353,838,916)		363,654,459
Other Assets & Liabilities, Net		5,039,503
Net Assets		368,693,962

At December 31, 2017, securities and/or cash totaling $569,142 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(101)	03/2018	USD	(12,592,070)	37,897	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.068	USD	10,000,000	138,155	—	—	138,155	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $1,542,246, which represents 0.42% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2017, the value of these securities amounted to $159, which represents less than 0.01% of net assets.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $182,629,293, which represents 49.53% of net assets.
(g)	Principal and interest may not be guaranteed by the government.
(h)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(i)	Variable rate security.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	7,308,820	111,920,051	(97,446,882)	21,781,989	(357)	112	203,289	21,781,989
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	264	—	6	—	270
Industrials	28,860	—	—	—	28,860
Utilities	—	—	0*	—	0*
Total Common Stocks	29,124	—	6	—	29,130
Convertible Bonds	—	—	0*	—	0*
Corporate Bonds & Notes	—	333,978,385	1,542,240	—	335,520,625
Foreign Government Obligations	—	1,738,107	—	—	1,738,107
Senior Loans	—	4,584,608	—	—	4,584,608
Money Market Funds	—	—	—	21,781,989	21,781,989
Total Investments	29,124	340,301,100	1,542,246	21,781,989	363,654,459
Derivatives
Asset
Futures Contracts	37,897	—	—	—	37,897
Swap Contracts	—	138,155	—	—	138,155
Total	67,021	340,439,255	1,542,246	21,781,989	363,830,511

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances
Certain corporate bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions
Certain corporate bonds, common stocks and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	17

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$332,057,039
Investments in affiliated issuers, at cost	21,781,877
Investments in unaffiliated issuers, at value	341,872,470
Investments in affiliated issuers, at value	21,781,989
Cash	10,453
Margin deposits on:
Futures contracts	106,050
Swap contracts	463,092
Receivable for:
Investments sold	770,842
Capital shares sold	303,758
Dividends	24,631
Interest	4,949,745
Foreign tax reclaims	16,823
Variation margin for swap contracts	16,318
Prepaid expenses	2,296
Total assets	370,318,467
Liabilities
Payable for:
Investments purchased	113,008
Investments purchased on a delayed delivery basis	774,110
Capital shares purchased	240,438
Variation margin for futures contracts	20,516
Management services fees	192,350
Distribution and/or service fees	27,300
Service fees	19,467
Compensation of board members	169,697
Compensation of chief compliance officer	81
Other expenses	67,538
Total liabilities	1,624,505
Net assets applicable to outstanding capital stock	$368,693,962
Represented by
Paid in capital	348,496,129
Undistributed net investment income	16,484,224
Accumulated net realized loss	(6,277,986)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	9,815,431
Investments - affiliated issuers	112
Futures contracts	37,897
Swap contracts	138,155
Total - representing net assets applicable to outstanding capital stock	$368,693,962
Class 1
Net assets	$132,262,437
Shares outstanding	17,504,408
Net asset value per share	$7.56
Class 2
Net assets	$36,579,316
Shares outstanding	4,869,927
Net asset value per share	$7.51
Class 3
Net assets	$199,852,209
Shares outstanding	26,312,855
Net asset value per share	$7.60
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,327
Dividends — affiliated issuers	203,289
Interest	20,067,387
Total income	20,272,003
Expenses:
Management services fees	2,447,154
Distribution and/or service fees
Class 2	88,442
Class 3	268,444
Service fees
Class 1	31,807
Class 2	9,037
Class 3	51,777
Transfer agent fees
Class 1	35,593
Class 2	10,288
Class 3	66,189
Compensation of board members	40,159
Custodian fees	15,267
Printing and postage fees	66,076
Audit fees	36,415
Legal fees	9,473
Compensation of chief compliance officer	100
Other	12,996
Total expenses	3,189,217
Net investment income	17,082,786
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,996,986
Investments — affiliated issuers	(357)
Futures contracts	(264,833)
Swap contracts	268,211
Net realized gain	3,000,007
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,837,990
Investments — affiliated issuers	112
Futures contracts	(51,284)
Swap contracts	138,155
Net change in unrealized appreciation (depreciation)	2,924,973
Net realized and unrealized gain	5,924,980
Net increase in net assets resulting from operations	$23,007,766
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$17,082,786	$22,789,984
Net realized gain (loss)	3,000,007	(9,015,497)
Net change in unrealized appreciation (depreciation)	2,924,973	35,997,449
Net increase in net assets resulting from operations	23,007,766	49,771,936
Distributions to shareholders
Net investment income
Class 1	(7,678,165)	(11,349,529)
Class 2	(2,138,220)	(3,186,045)
Class 3	(12,970,314)	(25,146,490)
Net realized gains
Class 1	—	(4,735,284)
Class 2	—	(1,362,749)
Class 3	—	(10,622,090)
Total distributions to shareholders	(22,786,699)	(56,402,187)
Decrease in net assets from capital stock activity	(1,469,211)	(218,368,694)
Total decrease in net assets	(1,248,144)	(224,998,945)
Net assets at beginning of year	369,942,106	594,941,051
Net assets at end of year	$368,693,962	$369,942,106
Undistributed net investment income	$16,484,224	$22,057,872
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,420,615	18,512,822	1,214,247	9,392,397
Distributions reinvested	1,034,793	7,678,165	2,246,482	16,084,813
Redemptions	(828,283)	(6,325,846)	(29,344,584)	(248,224,577)
Net increase (decrease)	2,627,125	19,865,141	(25,883,855)	(222,747,367)
Class 2
Subscriptions	675,781	5,142,174	795,248	6,171,253
Distributions reinvested	289,732	2,138,220	637,980	4,548,794
Redemptions	(494,533)	(3,744,308)	(10,938,431)	(91,703,543)
Net increase (decrease)	470,980	3,536,086	(9,505,203)	(80,983,496)
Class 3
Subscriptions	256,165	1,970,605	10,116,762	85,911,859
Distributions reinvested	1,738,648	12,970,314	4,967,858	35,768,580
Redemptions	(5,190,121)	(39,811,357)	(4,676,321)	(36,318,270)
Net increase (decrease)	(3,195,308)	(24,870,438)	10,408,299	85,362,169
Total net decrease	(97,203)	(1,469,211)	(24,980,759)	(218,368,694)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class 1
12/31/2017	$7.56	0.35	0.14	0.49	(0.49)	—	—
12/31/2016	$8.07	0.40	0.41	0.81	(0.93)	(0.39)	—
12/31/2015	$9.06	0.43	(0.49)	(0.06)	(0.85)	(0.08)	—
12/31/2014	$8.71	0.45	(0.10)	0.35	—	—	—
12/31/2013	$10.51	0.52	(0.06)	0.46	(1.38)	(0.59)	(0.29)
Class 2
12/31/2017	$7.52	0.33	0.13	0.46	(0.47)	—	—
12/31/2016	$8.02	0.38	0.42	0.80	(0.91)	(0.39)	—
12/31/2015	$9.01	0.40	(0.47)	(0.07)	(0.84)	(0.08)	—
12/31/2014	$8.69	0.44	(0.12)	0.32	—	—	—
12/31/2013	$10.46	0.49	(0.04)	0.45	(1.34)	(0.59)	(0.29)
Class 3
12/31/2017	$7.60	0.35	0.13	0.48	(0.48)	—	—
12/31/2016	$8.10	0.38	0.43	0.81	(0.92)	(0.39)	—
12/31/2015	$9.08	0.42	(0.48)	(0.06)	(0.84)	(0.08)	—
12/31/2014	$8.75	0.45	(0.12)	0.33	—	—	—
12/31/2013	$10.53	0.51	(0.06)	0.45	(1.35)	(0.59)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.49)	$7.56	6.56%	0.76%	0.76%	4.66%	50%	$132,262
(1.32)	$7.56	10.93%	0.74%	0.74%	4.99%	48%	$112,544
(0.93)	$8.07	(1.00%)	0.73%	0.72%	4.85%	52%	$328,741
—	$9.06	4.02%	0.71%	0.71%	5.04%	59%	$843,225
(2.26)	$8.71	5.09%	0.72%	0.71%	5.59%	56%	$808,379

(0.47)	$7.51	6.20%	1.01%	1.01%	4.41%	50%	$36,579
(1.30)	$7.52	10.80%	0.98%	0.98%	4.72%	48%	$33,095
(0.92)	$8.02	(1.21%)	0.99%	0.98%	4.62%	52%	$111,563
—	$9.01	3.68%	0.96%	0.90%	4.86%	59%	$128,476
(2.22)	$8.69	5.01%	0.97%	0.78%	5.54%	56%	$139,973

(0.48)	$7.60	6.39%	0.88%	0.88%	4.55%	50%	$199,852
(1.31)	$7.60	10.86%	0.87%	0.87%	4.86%	48%	$224,303
(0.92)	$8.10	(1.02%)	0.86%	0.85%	4.74%	52%	$154,637
—	$9.08	3.77%	0.84%	0.84%	4.92%	59%	$186,448
(2.23)	$8.75	5.02%	0.85%	0.84%	5.45%	56%	$215,401
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	23

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage its cash position. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	138,155*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	37,897*
Total		176,052

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	268,211	268,211
Interest rate risk	(264,833)	—	(264,833)
Total	(264,833)	268,211	3,378

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	138,155	138,155
Interest rate risk	(51,284)	—	(51,284)
Total	(51,284)	138,155	86,871
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	15,543,109
Credit default swap contracts — sell protection	7,500,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	16,318
Total financial and derivative net assets	16,318
Total collateral received (pledged) (b)	-
Net amount (c)	16,318

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.66% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,114.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.76%
Class 2	1.01
Class 3	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
130,265	(130,265)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,786,699	—	22,786,699	39,731,108	16,671,079	56,402,187
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,653,416	—	(6,137,965)	9,851,572
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
353,978,939	12,457,628	(2,606,056)	9,851,572
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,691,930	4,446,035	6,137,965	2,818,458	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $176,570,367 and $199,344,191, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 91.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017	41

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2017

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Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6544 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	24.77	16.40	8.53
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Facebook, Inc., Class A	3.4
JPMorgan Chase & Co.	3.4
Pfizer, Inc.	2.6
Boeing Co. (The)	2.6
Cisco Systems, Inc.	2.5
Citigroup, Inc.	2.3
Altria Group, Inc.	2.3
Merck & Co., Inc.	2.2
Apple, Inc.	2.2
Honeywell International, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.1
Consumer Staples	8.6
Energy	6.0
Financials	14.5
Health Care	14.5
Industrials	9.9
Information Technology	23.6
Materials	2.8
Real Estate	3.0
Telecommunication Services	1.8
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund returned 24.77%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 21.83% for the same time period. The Fund’s performance advantage over the benchmark was driven by the strength of the team’s quantitative models, which resulted in strong security selection in the industrials, energy and consumer staples sectors. We seek to keep sector holdings generally in line with the benchmark, and our strategy is based on individual quantitative stock selection.
Confident investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were exuberant about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Conversely, defensive and higher dividend yielding stocks generally lagged. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Performance highlights
Our quantitative models made a strong contribution to Fund results for the year. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, performance of the models was strong and worked as expected. Stocks rated 1 and 2 by the models outperformed, while those rated 4 and 5 underperformed. Our quality and catalyst models performed particularly well. The strategy strives to be essentially sector neutral, so allocation had a muted impact on overall returns. Among individual Fund holdings, Boeing was a top contributor to returns. Shares of the aerospace giant climbed steadily throughout the year, based on expectations regarding increases in global passenger traffic growth, higher defense spending and tax reform. We also did well to avoid owning General Electric, whose shares dropped substantially on declining cash flow and a cut to its dividend.
While performance was strong overall, the Fund’s value model provided mixed results. While 1-rated stocks by the model outperformed, performance of 2-rated stocks were roughly in line with the benchmark and 5-rated securities (deemed least attractive) actually outperformed. An underweight in Amazon was the biggest individual detractor for the portfolio. The e-commerce giant saw its shares climb significantly based on many factors, including recent acquisitions, reports of expansion into new fields, growing market share and a record year for e-commerce in general.
4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Portfolio activity
By design, we generally keep the Fund’s sector positioning in line with the benchmark, and there were no material changes to positioning during the year. However, we reviewed and enhanced the Fund’s quantitative model that ranks semiconductor companies. As the semiconductor industry has evolved and matured, we updated the model to include characteristics that are now more relevant in the industry, such as free cash flow and dividend factors.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,141.80	1,022.94	2.14	2.02	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	3,900	374,478
Royal Caribbean Cruises Ltd.	21,700	2,588,376
Total		2,962,854
Household Durables 0.1%
PulteGroup, Inc.	7,500	249,375
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.(a)	400	467,788
Expedia, Inc.	2,000	239,540
Liberty Interactive Corp., Class A(a)	23,600	576,312
Total		1,283,640
Leisure Products 0.5%
Hasbro, Inc.	11,800	1,072,502
Media 3.2%
Charter Communications, Inc., Class A(a)	11,900	3,997,924
Comcast Corp., Class A	33,510	1,342,076
News Corp., Class A	91,600	1,484,836
Total		6,824,836
Multiline Retail 0.4%
Target Corp.	12,800	835,200
Specialty Retail 4.1%
Best Buy Co., Inc.	60,100	4,115,047
Home Depot, Inc. (The)	12,500	2,369,125
Ross Stores, Inc.	21,600	1,733,400
TJX Companies, Inc. (The)	5,000	382,300
Total		8,599,872
Textiles, Apparel & Luxury Goods 1.6%
Ralph Lauren Corp.	33,100	3,432,139
Total Consumer Discretionary		25,260,418
Consumer Staples 8.6%
Food & Staples Retailing 3.9%
CVS Health Corp.	54,800	3,973,000
Wal-Mart Stores, Inc.	43,400	4,285,750
Total		8,258,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.7%
Campbell Soup Co.	5,100	245,361
Tyson Foods, Inc., Class A	40,700	3,299,549
Total		3,544,910
Household Products 0.7%
Procter & Gamble Co. (The)	16,200	1,488,456
Tobacco 2.3%
Altria Group, Inc.	67,215	4,799,823
Total Consumer Staples		18,091,939
Energy 6.0%
Energy Equipment & Services 0.3%
Halliburton Co.	11,000	537,570
Oil, Gas & Consumable Fuels 5.7%
Chevron Corp.(b)	25,545	3,197,978
ConocoPhillips	81,445	4,470,516
Valero Energy Corp.	47,935	4,405,706
Total		12,074,200
Total Energy		12,611,770
Financials 14.4%
Banks 6.7%
Bank of America Corp.	31,200	921,024
Citigroup, Inc.	65,800	4,896,178
Citizens Financial Group, Inc.	12,900	541,542
JPMorgan Chase & Co.	65,500	7,004,570
PNC Financial Services Group, Inc. (The)	6,000	865,740
Total		14,229,054
Capital Markets 3.5%
Franklin Resources, Inc.	51,200	2,218,496
S&P Global, Inc.	25,900	4,387,460
State Street Corp.	4,600	449,006
T. Rowe Price Group, Inc.	2,000	209,860
Total		7,264,822

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.2%
Allstate Corp. (The)	37,300	3,905,683
Aon PLC	9,700	1,299,800
Marsh & McLennan Companies, Inc.	20,600	1,676,634
Prudential Financial, Inc.	17,800	2,046,644
Total		8,928,761
Total Financials		30,422,637
Health Care 14.3%
Biotechnology 2.9%
Alexion Pharmaceuticals, Inc.(a)	9,350	1,118,166
Biogen, Inc.(a)	3,975	1,266,316
BioMarin Pharmaceutical, Inc.(a)	5,150	459,225
Celgene Corp.(a)	9,400	980,984
Gilead Sciences, Inc.	11,400	816,696
TESARO, Inc.(a)	4,100	339,767
Vertex Pharmaceuticals, Inc.(a)	7,460	1,117,956
Total		6,099,110
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	61,300	3,962,432
Health Care Providers & Services 3.1%
Centene Corp.(a)	34,200	3,450,096
Express Scripts Holding Co.(a)	42,200	3,149,808
Total		6,599,904
Pharmaceuticals 6.4%
Eli Lilly & Co.	16,300	1,376,698
Johnson & Johnson	16,100	2,249,492
Merck & Co., Inc.	83,300	4,687,291
Pfizer, Inc.	148,220	5,368,529
Total		13,682,010
Total Health Care		30,343,456
Industrials 9.8%
Aerospace & Defense 2.5%
Boeing Co. (The)	18,100	5,337,871
Airlines 1.5%
Southwest Airlines Co.	47,200	3,089,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.4%
AMETEK, Inc.	12,400	898,628
Rockwell Automation, Inc.	9,800	1,924,230
Total		2,822,858
Industrial Conglomerates 2.1%
Honeywell International, Inc.	29,300	4,493,448
Professional Services 0.1%
Nielsen Holdings PLC	4,100	149,240
Road & Rail 0.5%
Union Pacific Corp.	8,300	1,113,030
Trading Companies & Distributors 1.7%
WW Grainger, Inc.	15,400	3,638,250
Total Industrials		20,643,937
Information Technology 23.3%
Communications Equipment 3.2%
Cisco Systems, Inc.	134,615	5,155,755
F5 Networks, Inc.(a)	12,700	1,666,494
Total		6,822,249
Internet Software & Services 6.3%
Alphabet, Inc., Class A(a)	2,115	2,227,941
Facebook, Inc., Class A(a)	39,700	7,005,462
VeriSign, Inc.(a)	35,105	4,017,416
Total		13,250,819
IT Services 2.0%
MasterCard, Inc., Class A	28,450	4,306,192
Semiconductors & Semiconductor Equipment 2.9%
Broadcom Ltd.	16,700	4,290,230
Intel Corp.	41,600	1,920,256
Total		6,210,486
Software 6.3%
Adobe Systems, Inc.(a)	25,500	4,468,620
Cadence Design Systems, Inc.(a)	20,200	844,764
Electronic Arts, Inc.(a)	34,600	3,635,076
Microsoft Corp.	52,030	4,450,646
Total		13,399,106

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	27,370	4,631,825
HP, Inc.	35,000	735,350
Total		5,367,175
Total Information Technology		49,356,027
Materials 2.7%
Chemicals 2.3%
Eastman Chemical Co.	5,600	518,784
LyondellBasell Industries NV, Class A	39,300	4,335,576
Total		4,854,360
Containers & Packaging 0.1%
Packaging Corp. of America	2,900	349,595
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	30,900	585,864
Total Materials		5,789,819
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
American Tower Corp.	27,900	3,980,493
Host Hotels & Resorts, Inc.	14,600	289,810
SBA Communications Corp.(a)	12,000	1,960,320
Total		6,230,623
Total Real Estate		6,230,623
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	94,700	3,681,936
Total Telecommunication Services		3,681,936
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.2%
Electric Utilities 1.7%
Entergy Corp.	37,000	3,011,430
Xcel Energy, Inc.	10,200	490,722
Total		3,502,152
Multi-Utilities 1.5%
Ameren Corp.	4,400	259,556
CenterPoint Energy, Inc.	104,000	2,949,440
Total		3,208,996
Total Utilities		6,711,148
Total Common Stocks (Cost $164,665,410)		209,143,710

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(d)	2,683,551	2,683,551
Total Money Market Funds (Cost $2,683,551)		2,683,551
Total Investments (Cost: $167,348,961)		211,827,261
Other Assets & Liabilities, Net		(97,041)
Net Assets		211,730,220

At December 31, 2017, securities and/or cash totaling $175,266 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	22	03/2018	USD	2,943,600	30,526	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	1,038,248	22,287,131	(20,641,828)	2,683,551	(153)	27	17,956	2,683,551
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	25,260,418	—	—	—	25,260,418
Consumer Staples	18,091,939	—	—	—	18,091,939
Energy	12,611,770	—	—	—	12,611,770
Financials	30,422,637	—	—	—	30,422,637
Health Care	30,343,456	—	—	—	30,343,456
Industrials	20,643,937	—	—	—	20,643,937
Information Technology	49,356,027	—	—	—	49,356,027
Materials	5,789,819	—	—	—	5,789,819
Real Estate	6,230,623	—	—	—	6,230,623
Telecommunication Services	3,681,936	—	—	—	3,681,936
Utilities	6,711,148	—	—	—	6,711,148
Total Common Stocks	209,143,710	—	—	—	209,143,710
Money Market Funds	—	—	—	2,683,551	2,683,551
Total Investments	209,143,710	—	—	2,683,551	211,827,261
Derivatives
Asset
Futures Contracts	30,526	—	—	—	30,526
Total	209,174,236	—	—	2,683,551	211,857,787
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$164,665,410
Investments in affiliated issuers, at cost	2,683,551
Investments in unaffiliated issuers, at value	209,143,710
Investments in affiliated issuers, at value	2,683,551
Receivable for:
Dividends	217,425
Variation margin for futures contracts	879
Expense reimbursement due from Investment Manager	2,895
Prepaid expenses	1,947
Total assets	212,050,407
Liabilities
Payable for:
Capital shares purchased	170,218
Variation margin for futures contracts	11,155
Management services fees	67,032
Compensation of board members	35,662
Compensation of chief compliance officer	42
Audit fees	26,758
Other expenses	9,320
Total liabilities	320,187
Net assets applicable to outstanding capital stock	$211,730,220
Represented by
Trust capital	$211,730,220
Total - representing net assets applicable to outstanding capital stock	$211,730,220
Shares outstanding	10,355,954
Net asset value per share	20.45
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$4,901,622
Dividends — affiliated issuers	17,956
Total income	4,919,578
Expenses:
Management services fees	794,122
Compensation of board members	18,252
Custodian fees	22,508
Printing and postage fees	19,546
Audit fees	27,091
Legal fees	8,068
Compensation of chief compliance officer	42
Other	9,517
Total expenses	899,146
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(104,879)
Total net expenses	794,267
Net investment income	4,125,311
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,266,272
Investments — affiliated issuers	(153)
Futures contracts	363,157
Net realized gain	19,629,276
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	20,488,434
Investments — affiliated issuers	27
Futures contracts	37,213
Net change in unrealized appreciation (depreciation)	20,525,674
Net realized and unrealized gain	40,154,950
Net increase in net assets resulting from operations	$44,280,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$4,125,311	$3,820,825
Net realized gain	19,629,276	8,113,878
Net change in unrealized appreciation (depreciation)	20,525,674	3,174,177
Net increase in net assets resulting from operations	44,280,261	15,108,880
Decrease in net assets from capital stock activity	(23,563,014)	(23,762,967)
Total increase (decrease) in net assets	20,717,247	(8,654,087)
Net assets at beginning of year	191,012,973	199,667,060
Net assets at end of year	$211,730,220	$191,012,973
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	9,571	165,571	107,551	1,636,790
Redemptions	(1,310,216)	(23,728,585)	(1,655,850)	(25,399,757)
Total net decrease	(1,300,645)	(23,563,014)	(1,548,299)	(23,762,967)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$16.39	$15.12	$14.90	$12.87	$9.57
Income from investment operations:
Net investment income	0.38	0.31	0.29	0.24	0.21
Net realized and unrealized gain (loss)	3.68	0.96	(0.07)	1.79	3.09
Total from investment operations	4.06	1.27	0.22	2.03	3.30
Net asset value, end of period	$20.45	$16.39	$15.12	$14.90	$12.87
Total return	24.77%	8.40%	1.48%	15.77%	34.48%
Ratios to average net assets
Total gross expenses(a)	0.45%	0.45%	0.44%	0.45%	0.44%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.08%	2.01%	1.89%	1.77%	1.84%
Supplemental data
Portfolio turnover	66%	76%	78%	75%	68%
Net assets, end of period (in thousands)	$211,730	$191,013	$199,667	$221,714	$213,918

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	30,526*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	363,157

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	37,213
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,693,666

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $938.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The Fund did not pay an annual fee to the Transfer Agent.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $130,985,998 and $151,664,330, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2017	31

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6347 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Mid Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
David Hoffman
Co-Lead Portfolio Manager
Managed Fund since 2013
Diane Sobin, CFA
Co-Lead Portfolio Manager
Managed Fund since 2013
Jonas Patrikson, CFA
Co-Portfolio Manager
Managed Fund since 2014
Nicolas Janvier, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	13.54	13.79	7.00
Class 2*	05/03/10	13.28	13.55	6.79
Class 3	05/02/05	13.39	13.67	6.91
Russell Midcap Value Index		13.34	14.68	9.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Public Service Enterprise Group, Inc.	2.6
M&T Bank Corp.	2.1
Pinnacle West Capital Corp.	2.0
Comerica, Inc.	2.0
D.R. Horton, Inc.	2.0
Hartford Financial Services Group, Inc. (The)	2.0
SunTrust Banks, Inc.	1.9
Boston Properties, Inc.	1.9
Lincoln National Corp.	1.9
Fifth Third Bancorp	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	11.3
Consumer Staples	5.4
Energy	10.2
Financials	17.8
Health Care	5.7
Industrials	14.1
Information Technology	6.0
Materials	7.6
Real Estate	11.4
Utilities	10.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 58.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 13.39%. The Fund performed in line with its benchmark, the Russell Midcap Value Index, which returned 13.34% for the same time period. Fund performance was driven by both stock selection and sector allocation decisions. Stock selection in the materials and information technology sectors was particularly strong, while an underweight in real estate also was positive.
Exuberant investors drove markets higher in 2017
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to approximately 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve raised the target range on a key short-term interest rate three times this past year. However, the yield on the 10-year Treasury benchmark closed the year approximately where it started as the yield curve flattened.
For the calendar year 2017, equity returns were especially strong. The Dow Jones Industrial Average reached four 1,000-point milestones, opening just above 20,000 in January and closing at just under 25,000 at year-end. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83%, led higher by outsized gains in the information technology sector. Growth stocks outpaced value by a significant margin, and larger cap securities beat small caps, as the latter digested the gains from a banner year in 2016.
Contributors and detractors
Strong stock selection within the materials and information technology sectors was the main contributor to relative returns. The Fund’s underweight in real estate also added to results. The top individual contributor to Fund results was homebuilder D.R. Horton. The company’s leadership position with first time home buyers, increasing order growth despite an active hurricane season and the firm’s continued ability to execute boosted D.R. Horton shares. We believe the stock has additional potential as demand for single family homes increases. Micron Technology was another meaningful contributor to Fund performance. Micron manufactures semiconductor systems for computers, graphics and cloud servers. Rising demand for memory chips, stemming from the proliferation of artificial intelligence and machine learning, benefited Micron during the year.
Stock selection in the energy and financials sectors hurt relative results, as did a slight overweight in the energy sector. The biggest detractor from performance was Envision Healthcare, which provides a range of health care services. Earnings repeatedly disappointed, and the firm dramatically reduced its guidance on fourth quarter earnings. We sold the shares.
At period’s end
The Fund ended the year with an overweight in financials, industrials, materials and energy and underweights in real estate and information technology compared to the benchmark.
4	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
As always, we take a bottom-up approach in an effort to identify stocks that are reasonably priced and that exhibit signs of fundamental improvement — companies that display the ability to improve operating margins and earnings, where we do not believe that asset valuation is reflected in the current market value but where a catalyst exists with the potential to unlock value in the short to medium term.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.80	1,020.69	4.40	4.28	0.85
Class 2	1,000.00	1,000.00	1,076.10	1,019.45	5.69	5.54	1.10
Class 3	1,000.00	1,000.00	1,076.40	1,020.04	5.07	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 10.9%
Diversified Consumer Services 0.5%
Houghton Mifflin Harcourt Co.(a)	167,291	1,555,806
Hotels, Restaurants & Leisure 4.2%
Aramark	49,025	2,095,328
Extended Stay America, Inc.	178,381	3,389,239
Jack in the Box, Inc.	26,325	2,582,746
Royal Caribbean Cruises Ltd.	40,060	4,778,357
Total		12,845,670
Household Durables 2.7%
D.R. Horton, Inc.	114,925	5,869,220
Newell Brands, Inc.	82,300	2,543,070
Total		8,412,290
Internet & Direct Marketing Retail 0.9%
Liberty Interactive Corp., Class A(a)	115,625	2,823,563
Media 0.5%
DISH Network Corp., Class A(a)	31,700	1,513,675
Multiline Retail 1.0%
Dollar Tree, Inc.(a)	28,075	3,012,728
Textiles, Apparel & Luxury Goods 1.1%
PVH Corp.	24,205	3,321,168
Total Consumer Discretionary		33,484,900
Consumer Staples 5.3%
Beverages 0.6%
Coca-Cola European Partners PLC	42,300	1,685,655
Food Products 4.7%
Hershey Co. (The)	37,125	4,214,059
JM Smucker Co. (The)	31,157	3,870,946
Lamb Weston Holdings, Inc.	27,600	1,558,020
Nomad Foods Ltd.(a)	141,868	2,398,988
Tyson Foods, Inc., Class A	30,450	2,468,581
Total		14,510,594
Total Consumer Staples		16,196,249
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 9.9%
Energy Equipment & Services 2.7%
Patterson-UTI Energy, Inc.	213,415	4,910,679
TechnipFMC PLC	109,910	3,441,282
Total		8,351,961
Oil, Gas & Consumable Fuels 7.2%
Cimarex Energy Co.	37,375	4,560,124
EQT Corp.	75,100	4,274,692
Marathon Petroleum Corp.	72,025	4,752,209
Noble Energy, Inc.	142,238	4,144,815
WPX Energy, Inc.(a)	306,195	4,308,164
Total		22,040,004
Total Energy		30,391,965
Financials 17.3%
Banks 9.8%
Comerica, Inc.	68,325	5,931,293
Fifth Third Bancorp	180,285	5,469,847
First Republic Bank	15,175	1,314,762
M&T Bank Corp.	35,791	6,119,903
SunTrust Banks, Inc.	89,475	5,779,190
Zions Bancorporation	104,300	5,301,569
Total		29,916,564
Capital Markets 0.9%
E*TRADE Financial Corp.(a)	57,350	2,842,840
Consumer Finance 0.7%
SLM Corp.(a)	196,900	2,224,970
Insurance 5.9%
Allstate Corp. (The)	22,035	2,307,285
Athene Holding Ltd., Class A(a)	79,643	4,118,339
Hartford Financial Services Group, Inc. (The)	104,152	5,861,675
Lincoln National Corp.	73,302	5,634,725
Total		17,922,024
Total Financials		52,906,398

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 5.6%
Health Care Equipment & Supplies 3.0%
STERIS PLC	34,800	3,043,956
Teleflex, Inc.	9,716	2,417,535
Zimmer Biomet Holdings, Inc.	29,919	3,610,326
Total		9,071,817
Life Sciences Tools & Services 2.6%
PerkinElmer, Inc.	62,325	4,557,204
Pra Health Sciences, Inc.(a)	36,725	3,344,546
Total		7,901,750
Total Health Care		16,973,567
Industrials 13.7%
Aerospace & Defense 1.5%
L3 Technologies, Inc.	23,475	4,644,529
Airlines 1.2%
Southwest Airlines Co.	57,050	3,733,922
Commercial Services & Supplies 1.2%
Republic Services, Inc.	53,475	3,615,445
Construction & Engineering 0.9%
Granite Construction, Inc.	40,425	2,564,158
Industrial Conglomerates 1.7%
Carlisle Companies, Inc.	46,050	5,233,582
Machinery 5.0%
AGCO Corp.	42,150	3,010,775
Cummins, Inc.	22,925	4,049,472
Ingersoll-Rand PLC	51,890	4,628,069
Snap-On, Inc.	20,275	3,533,932
Total		15,222,248
Road & Rail 1.1%
Norfolk Southern Corp.	23,890	3,461,661
Trading Companies & Distributors 1.1%
HD Supply Holdings, Inc.(a)	85,650	3,428,570
Total Industrials		41,904,115
Information Technology 5.9%
Communications Equipment 1.0%
Harris Corp.	21,375	3,027,769
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.7%
Zebra Technologies Corp., Class A(a)	22,025	2,286,195
IT Services 2.0%
First Data Corp., Class A(a)	139,400	2,329,374
FleetCor Technologies, Inc.(a)	18,950	3,646,548
Total		5,975,922
Semiconductors & Semiconductor Equipment 1.0%
Micron Technology, Inc.(a)	73,800	3,034,656
Software 1.2%
Nuance Communications, Inc.(a)	224,540	3,671,229
Total Information Technology		17,995,771
Materials 7.4%
Chemicals 3.9%
Ashland Global Holdings, Inc.	64,535	4,594,892
Axalta Coating Systems Ltd.(a)	71,550	2,315,358
PPG Industries, Inc.	22,005	2,570,624
Westlake Chemical Corp.	23,650	2,519,435
Total		12,000,309
Construction Materials 0.7%
Summit Materials, Inc., Class A(a)	60,977	1,917,117
Containers & Packaging 1.3%
WestRock Co.	62,350	3,941,143
Metals & Mining 1.5%
Steel Dynamics, Inc.	107,725	4,646,179
Total Materials		22,504,748
Real Estate 11.1%
Equity Real Estate Investment Trusts (REITS) 11.1%
American Homes 4 Rent, Class A	178,925	3,907,722
Boston Properties, Inc.	44,375	5,770,081
Camden Property Trust	27,600	2,540,856
ProLogis, Inc.	65,800	4,244,758
SBA Communications Corp.(a)	13,350	2,180,856
SL Green Realty Corp.	44,500	4,491,385
Taubman Centers, Inc.	46,750	3,058,852

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Uniti Group, Inc.	212,520	3,780,731
Welltower, Inc.	63,675	4,060,555
Total		34,035,796
Total Real Estate		34,035,796
Utilities 10.2%
Electric Utilities 4.5%
Edison International	81,525	5,155,641
Pinnacle West Capital Corp.	70,275	5,986,025
Westar Energy, Inc.	48,445	2,557,896
Total		13,699,562
Multi-Utilities 5.7%
CMS Energy Corp.	96,525	4,565,633
Public Service Enterprise Group, Inc.	149,225	7,685,087
WEC Energy Group, Inc.	80,775	5,365,883
Total		17,616,603
Total Utilities		31,316,165
Total Common Stocks (Cost $257,603,183)		297,709,674

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	8,409,259	8,409,259
Total Money Market Funds (Cost $8,408,840)		8,409,259
Total Investments (Cost: $266,012,023)		306,118,933
Other Assets & Liabilities, Net		3,907
Net Assets		306,122,840

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	10,015,812	80,572,210	(82,178,763)	8,409,259	(22)	424	128,777	8,409,259
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	33,484,900	—	—	—	33,484,900
Consumer Staples	16,196,249	—	—	—	16,196,249
Energy	30,391,965	—	—	—	30,391,965
Financials	52,906,398	—	—	—	52,906,398
Health Care	16,973,567	—	—	—	16,973,567
Industrials	41,904,115	—	—	—	41,904,115
Information Technology	17,995,771	—	—	—	17,995,771
Materials	22,504,748	—	—	—	22,504,748
Real Estate	34,035,796	—	—	—	34,035,796
Utilities	31,316,165	—	—	—	31,316,165
Total Common Stocks	297,709,674	—	—	—	297,709,674
Money Market Funds	—	—	—	8,409,259	8,409,259
Total Investments	297,709,674	—	—	8,409,259	306,118,933
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$257,603,183
Investments in affiliated issuers, at cost	8,408,840
Investments in unaffiliated issuers, at value	297,709,674
Investments in affiliated issuers, at value	8,409,259
Receivable for:
Capital shares sold	5,916
Dividends	485,967
Expense reimbursement due from Investment Manager	13,283
Prepaid expenses	2,122
Trustees’ deferred compensation plan	3,704
Total assets	306,629,925
Liabilities
Payable for:
Capital shares purchased	180,062
Management services fees	198,315
Distribution and/or service fees	14,297
Service fees	8,898
Compensation of board members	54,795
Compensation of chief compliance officer	62
Audit fees	30,628
Other expenses	16,324
Trustees’ deferred compensation plan	3,704
Total liabilities	507,085
Net assets applicable to outstanding capital stock	$306,122,840
Represented by
Trust capital	$306,122,840
Total - representing net assets applicable to outstanding capital stock	$306,122,840
Class 1
Net assets	$191,280,571
Shares outstanding	8,417,989
Net asset value per share	$22.72
Class 2
Net assets	$28,989,183
Shares outstanding	1,297,119
Net asset value per share	$22.35
Class 3
Net assets	$85,853,086
Shares outstanding	3,810,396
Net asset value per share	$22.53
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,777,527
Dividends — affiliated issuers	128,777
Total income	5,906,304
Expenses:
Management services fees	2,352,600
Distribution and/or service fees
Class 2	65,436
Class 3	110,312
Service fees
Class 1	27,977
Class 2	4,306
Class 3	13,472
Transfer agent fees
Class 1	50,043
Class 2	7,479
Class 3	27,229
Compensation of board members	22,353
Custodian fees	16,797
Printing and postage fees	39,593
Audit fees	30,961
Legal fees	8,794
Compensation of chief compliance officer	47
Other	11,386
Total expenses	2,788,785
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(128,245)
Total net expenses	2,660,540
Net investment income	3,245,764
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,747,428
Investments — affiliated issuers	(22)
Net realized gain	26,747,406
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,755,368
Investments — affiliated issuers	424
Net change in unrealized appreciation (depreciation)	6,755,792
Net realized and unrealized gain	33,503,198
Net increase in net assets resulting from operations	$36,748,962
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$3,245,764	$2,122,255
Net realized gain (loss)	26,747,406	(1,129,590)
Net change in unrealized appreciation (depreciation)	6,755,792	28,775,894
Net increase in net assets resulting from operations	36,748,962	29,768,559
Increase (decrease) in net assets from capital stock activity	(7,938,287)	120,475,407
Total increase in net assets	28,810,675	150,243,966
Net assets at beginning of year	277,312,165	127,068,199
Net assets at end of year	$306,122,840	$277,312,165
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	520,748	11,039,326	7,716,957	140,228,159
Redemptions	(237,429)	(4,957,812)	(301,742)	(5,528,194)
Net increase	283,319	6,081,514	7,415,215	134,699,965
Class 2
Subscriptions	246,573	5,056,401	250,756	4,585,086
Redemptions	(83,604)	(1,749,324)	(107,948)	(1,928,664)
Net increase	162,969	3,307,077	142,808	2,656,422
Class 3
Subscriptions	21,245	439,919	51,868	955,889
Redemptions	(848,110)	(17,766,797)	(996,363)	(17,836,869)
Net decrease	(826,865)	(17,326,878)	(944,495)	(16,880,980)
Total net increase (decrease)	(380,577)	(7,938,287)	6,613,528	120,475,407
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

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Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$20.01	0.25	2.46	2.71
12/31/2016	$17.53	0.23	2.25	2.48
12/31/2015	$18.45	0.07	(0.99)	(0.92)
12/31/2014	$16.42	0.10	1.93	2.03
12/31/2013	$11.91	0.10	4.41	4.51
Class 2
12/31/2017	$19.73	0.20	2.42	2.62
12/31/2016	$17.33	0.14	2.26	2.40
12/31/2015	$18.26	0.07	(1.00)	(0.93)
12/31/2014	$16.29	0.09	1.88	1.97
12/31/2013	$11.84	0.07	4.38	4.45
Class 3
12/31/2017	$19.87	0.22	2.44	2.66
12/31/2016	$17.43	0.16	2.28	2.44
12/31/2015	$18.34	0.09	(1.00)	(0.91)
12/31/2014	$16.35	0.09	1.90	1.99
12/31/2013	$11.87	0.08	4.40	4.48

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$22.72	13.54%	0.91%	0.87%	1.20%	72%	$191,281
$20.01	14.15%	0.93%	0.90%	1.25%	57%	$162,796
$17.53	(4.99%)	0.91% (c)	0.90% (c)	0.38%	43%	$12,613
$18.45	12.36%	0.89%	0.88%	0.60%	46%	$378,231
$16.42	37.87%	0.88% (c)	0.87% (c)	0.68%	58%	$535,980

$22.35	13.28%	1.16%	1.12%	0.97%	72%	$28,989
$19.73	13.85%	1.19%	1.16%	0.79%	57%	$22,379
$17.33	(5.09%)	1.22% (c)	1.17% (c)	0.40%	43%	$17,179
$18.26	12.09%	1.15%	1.14%	0.50%	46%	$14,802
$16.29	37.58%	1.14% (c)	1.12% (c)	0.51%	58%	$8,656

$22.53	13.39%	1.04%	0.99%	1.05%	72%	$85,853
$19.87	14.00%	1.07%	1.03%	0.88%	57%	$92,137
$17.43	(4.96%)	1.09% (c)	1.04% (c)	0.50%	43%	$97,276
$18.34	12.17%	1.02%	1.01%	0.54%	46%	$122,343
$16.35	37.74%	1.01% (c)	1.00% (c)	0.59%	58%	$120,409
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.82% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
20	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,024.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.85%	0.90%
Class 2	1.10	1.15
Class 3	0.975	1.025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $200,036,752 and $202,918,653, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
22	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 96.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	23

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
30	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2017

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Columbia Variable Portfolio – Mid Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6474 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Co-Portfolio Manager
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since February 2018
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	35.21	22.90	12.25
Class 2	05/01/00	34.92	22.59	11.96
MSCI World Information Technology Index (Net)		38.23	19.25	9.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Lam Research Corp. (United States)	8.2
Micron Technology, Inc. (United States)	6.7
Broadcom Ltd. (Singapore)	6.0
Apple, Inc. (United States)	5.2
Qorvo, Inc. (United States)	3.7
Applied Materials, Inc. (United States)	3.5
Synopsys, Inc. (United States)	3.5
Nuance Communications, Inc. (United States)	3.2
Western Digital Corp. (United States)	3.1
Teradyne, Inc. (United States)	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	1.5
Health Care	1.6
Information Technology	96.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2017)
Belgium	0.3
Cayman Islands	0.3
China	0.4
Israel	1.8
Japan	0.5
Singapore	6.0
South Korea	1.9
United Kingdom	0.6
United States(a)	88.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Summary of investments in securities by industry (%) (at December 31, 2017)
Biotechnology	1.6
Communications Equipment	2.3
Electronic Equipment, Instruments & Components	1.4
Internet & Direct Marketing Retail	0.7
Internet Software & Services	9.3
IT Services	5.5
Media	0.8
Semiconductors & Semiconductor Equipment	49.0
Software	16.9
Technology Hardware, Storage & Peripherals	11.6
Money Market Funds	0.8
Total	99.9
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2017 the Fund’s Class 2 shares returned 34.92%. The Fund underperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 38.23% for the same time period. Stock selection in the software and technology hardware industries generally accounted for the Fund’s shortfall relative to the benchmark.
Markets rose as global economy strengthened
Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017. Export-oriented emerging markets, including Brazil and Russia, benefited from rising demand in China and developed countries. These economies have also benefited from recovering commodity prices. U.S.-North Korea tensions continued to create uncertainty to this otherwise positive outlook. However, global financial markets have sided with the optimists and generated strong results for 2017. European, U.S. and pacific Asian (ex Japan) stock markets gained upward of 25% for the period. In Japan, stocks rose more than 24% and China led the world’s major markets with a 54% gain, all as measured by their respective MSCI indexes. Technology shares continued to gain ground on rising corporate profits and the spread of technology into a widening range of products and industries.
Contributors
The Fund continued to benefit from an overweight in the semiconductor and semiconductor equipment industry, where business prospects and corporate profits remained strong. Lam Research, Micron Technology, Teradyne and Broadcom were top contributors to Fund results. Lam Research continued to benefit from the strong fundamentals throughout the chip industry, increased spending toward foundry capacity and the move toward the adoption of more 3D NAND Flash memory, which improves computing speed. Memory chip maker Micron Technology gained ground after beating earnings and raising forward guidance. Micron continued to take advantage of a favorable supply/demand environment in memory by executing well on technology transitions and cost reductions. The company has demonstrated strong operational performance. A combination of strong demand from mobile devices, cloud data centers and graphics and embedded applications — in autos, for example — along with the soaring costs of adding new leading-edge capacity, has resulted in something of a positive “perfect storm” for the company. Semiconductor test company Teradyne delivered strong results, beating estimates and raising forward earnings guidance. Teradyne has benefited from the rapid growth of its emerging robotics business and above-average growth in its core semiconductor test business. A position in networking chip provider Broadcom aided performance, as the company continued to benefit from demand for faster networking speeds in the cloud infrastructure. Within the IT services industry, the Fund had no exposure to IBM or Automated Data Processing, which aided relative returns as both companies fell short of expectations. IBM is a significant weight in the benchmark.
Detractors
Even though the Fund generated strong results for the year, it modestly lagged its benchmark because of stock selection in the software and hardware industries. Within software, digital recording company TiVo and speech recognition company Nuance were key detractors. The overhang of ongoing patent infringement litigation weighed on TiVo shares during the period. Nuance shares tumbled after the company disclosed that it had been hacked, which hurt earnings results. Within the hardware industry, digital printing company Electronics for Imaging sold off in the third quarter after it delayed its earnings report due to a material weakness in its accounting controls. Shares rebounded briefly then sold off again in October. A relative underweight in Apple also detracted from relative returns. Optimism surrounding the latest iPhone product cycle, which launched in September, propelled Apple shares materially higher. The Fund has significant exposure to the smart phone supply chain, which helped mitigate the relative underweight to Apple and aided our ability to manage risk.
Major technology themes still in play
Many of the themes that we have focused on during 2017 remained ascendant during the period: rising electronics content in automobiles, the build-out of cloud data centers, rising capital intensity and declining cyclicality in the chip industry, the increased importance of cyber security amid state-sponsored espionage and criminal activities, the rise of artificial intelligence, continued growth of online advertising and e-commerce and the movement of software to the cloud. We view these themes as key trends underpinning the health of the technology industry, and many of our investments remain directly tied to them.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,134.70	1,019.80	5.48	5.19	1.03
Class 2	1,000.00	1,000.00	1,133.90	1,018.55	6.81	6.44	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Belgium 0.3%
Ablynx NV(a)	11,047	274,638
Cayman Islands 0.3%
Secoo Holding Ltd., ADR(a)	23,537	227,367
China 0.4%
Ctrip.com International Ltd., ADR(a)	2,700	119,070
JD.com, Inc., ADR(a)	5,700	236,094
Total		355,164
Israel 1.8%
Check Point Software Technologies Ltd.(a)	3,631	376,244
Orbotech Ltd.(a)	23,318	1,171,497
Total		1,547,741
Japan 0.5%
Tokyo Electron Ltd.	2,200	396,857
Singapore 6.0%
Broadcom Ltd.	19,887	5,108,970
South Korea 1.9%
Hugel, Inc.(a)	2,117	1,102,516
SK Hynix, Inc.	7,236	513,947
Total		1,616,463
United Kingdom 0.6%
Micro Focus International PLC	5,411	183,902
Micro Focus International PLC, ADR(a)	11,225	377,048
Total		560,950
United States 87.3%
Adobe Systems, Inc.(a)	1,900	332,956
Alphabet, Inc., Class A(a)	1,700	1,790,780
Alphabet, Inc., Class C(a)	2,009	2,102,218
Apple, Inc.	26,000	4,399,980
Applied Materials, Inc.	58,200	2,975,184
Arista Networks, Inc.(a)	1,790	421,688
Arris International PLC(a)	53,820	1,382,636
Cavium, Inc.(a)	20,941	1,755,484
Comcast Corp., Class A	16,300	652,815
Cornerstone OnDemand, Inc.(a)	5,800	204,914
Cypress Semiconductor Corp.	42,723	651,099
DXC Technology Co.	8,741	829,521
Common Stocks (continued)
Issuer	Shares	Value ($)
eBay, Inc.(a)	40,800	1,539,792
Electronics for Imaging, Inc.(a)	48,591	1,434,892
Euronet Worldwide, Inc.(a)	6,035	508,569
Facebook, Inc., Class A(a)	8,400	1,482,264
Fidelity National Information Services, Inc.	2,700	254,043
Fortinet, Inc.(a)	24,587	1,074,206
GoDaddy, Inc., Class A(a)	5,268	264,875
Inphi Corp.(a)	37,344	1,366,790
Integrated Device Technology, Inc.(a)	70,300	2,090,019
Lam Research Corp.	37,549	6,911,644
Lattice Semiconductor Corp.(a)	154,275	891,709
LogMeIn, Inc.	4,819	551,775
Lumentum Holdings, Inc.(a)	4,300	210,270
Marvell Technology Group Ltd.	46,000	987,620
Maxim Integrated Products, Inc.	39,639	2,072,327
Microchip Technology, Inc.	26,300	2,311,244
Micron Technology, Inc.(a)	138,600	5,699,232
Microsoft Corp.	9,400	804,076
Nuance Communications, Inc.(a)	165,553	2,706,792
Okta, Inc.(a)	2,936	75,191
ON Semiconductor Corp.(a)	39,072	818,168
Oracle Corp.	46,100	2,179,608
PayPal Holdings, Inc.(a)	7,960	586,015
Qorvo, Inc.(a)	47,103	3,137,060
SailPoint Technologies Holding, Inc.(a)	9,340	135,430
Salesforce.com, Inc.(a)	8,805	900,135
Splunk, Inc.(a)	5,700	472,188
Synaptics, Inc.(a)	43,600	1,741,384
Synopsys, Inc.(a)	34,382	2,930,722
Tableau Software, Inc., Class A(a)	552	38,198
Teradyne, Inc.	57,068	2,389,437
TiVo Corp.	74,600	1,163,760
Travelport Worldwide Ltd.	30,340	396,544
Verint Systems, Inc.(a)	10,500	439,425
Visa, Inc., Class A	18,400	2,097,968
Western Digital Corp.	32,700	2,600,631
Xerox Corp.	53,525	1,560,254
Zendesk, Inc.(a)	6,945	235,019

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Zynga, Inc., Class A(a)	27,100	108,400
Total		74,666,951
Total Common Stocks (Cost $66,022,066)		84,755,101

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	716,975	716,975
Total Money Market Funds (Cost $716,912)		716,975
Total Investments (Cost $66,738,978)		85,472,076
Other Assets & Liabilities, Net		95,360
Net Assets		$85,567,436
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	1,700,679	41,870,693	(42,854,397)	716,975	(111)	63	21,330	716,975
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Belgium	—	274,638	—	—	274,638
Cayman Islands	227,367	—	—	—	227,367
China	355,164	—	—	—	355,164
Israel	1,547,741	—	—	—	1,547,741
Japan	—	396,857	—	—	396,857
Singapore	5,108,970	—	—	—	5,108,970
South Korea	—	1,616,463	—	—	1,616,463
United Kingdom	377,048	183,902	—	—	560,950
United States	74,666,951	—	—	—	74,666,951
Total Common Stocks	82,283,241	2,471,860	—	—	84,755,101
Money Market Funds	—	—	—	716,975	716,975
Total Investments	82,283,241	2,471,860	—	716,975	85,472,076
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$66,022,066
Investments in affiliated issuers, at cost	716,912
Investments in unaffiliated issuers, at value	84,755,101
Investments in affiliated issuers, at value	716,975
Receivable for:
Investments sold	883,017
Capital shares sold	60,778
Dividends	61,018
Foreign tax reclaims	223
Expense reimbursement due from Investment Manager	5,727
Prepaid expenses	1,716
Total assets	86,484,555
Liabilities
Payable for:
Investments purchased	657,184
Capital shares purchased	101,589
Management services fees	64,469
Distribution and/or service fees	9,797
Service fees	12,153
Compensation of board members	27,525
Compensation of chief compliance officer	16
Other expenses	44,386
Total liabilities	917,119
Net assets applicable to outstanding capital stock	$85,567,436
Represented by
Paid in capital	58,224,451
Excess of distributions over net investment income	(27,143)
Accumulated net realized gain	8,637,018
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	18,733,035
Investments - affiliated issuers	63
Foreign currency translations	12
Total - representing net assets applicable to outstanding capital stock	$85,567,436
Class 1
Net assets	$38,879,280
Shares outstanding	1,802,911
Net asset value per share	$21.56
Class 2
Net assets	$46,688,156
Shares outstanding	2,336,065
Net asset value per share	$19.99
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$654,977
Dividends — affiliated issuers	21,330
Foreign taxes withheld	(1,288)
Total income	675,019
Expenses:
Management services fees	752,900
Distribution and/or service fees
Class 2	103,265
Service fees
Class 1	10,766
Class 2	12,689
Transfer agent fees
Class 1	10,415
Class 2	11,263
Compensation of board members	15,387
Custodian fees	20,358
Printing and postage fees	6,120
Audit fees	37,500
Legal fees	7,082
Line of credit interest expense	342
Compensation of chief compliance officer	19
Other	8,516
Total expenses	996,622
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,560)
Total net expenses	893,062
Net investment loss	(218,043)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,347,234
Investments — affiliated issuers	(111)
Foreign currency translations	(5,166)
Net realized gain	9,341,957
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,405,050
Investments — affiliated issuers	63
Foreign currency translations	12
Net change in unrealized appreciation (depreciation)	12,405,125
Net realized and unrealized gain	21,747,082
Net increase in net assets resulting from operations	$21,529,039
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$(218,043)	$(269,288)
Net realized gain	9,341,957	20,505,139
Net change in unrealized appreciation (depreciation)	12,405,125	(11,189,682)
Net increase in net assets resulting from operations	21,529,039	9,046,169
Distributions to shareholders
Net realized gains
Class 1	(9,405,604)	(9,645,118)
Class 2	(11,141,763)	(8,402,384)
Total distributions to shareholders	(20,547,367)	(18,047,502)
Increase (decrease) in net assets from capital stock activity	25,664,108	(44,341,161)
Total increase (decrease) in net assets	26,645,780	(53,342,494)
Net assets at beginning of year	58,921,656	112,264,150
Net assets at end of year	$85,567,436	$58,921,656
Excess of distributions over net investment income	$(27,143)	$(22,014)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	5,465	130,230	16,704	422,456
Distributions reinvested	491,411	9,405,604	531,119	9,645,118
Redemptions	(128,527)	(2,977,084)	(139,423)	(3,260,512)
Net increase	368,349	6,558,750	408,400	6,807,062
Class 2
Subscriptions	1,845,714	40,191,618	1,069,418	23,182,643
Distributions reinvested	627,351	11,141,763	488,511	8,402,384
Redemptions	(1,495,251)	(32,228,023)	(3,296,633)	(82,733,250)
Net increase (decrease)	977,814	19,105,358	(1,738,704)	(51,148,223)
Total net increase (decrease)	1,346,163	25,664,108	(1,330,304)	(44,341,161)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

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Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains
Class 1
12/31/2017	$21.67	(0.03)	6.79	6.76	(6.87)
12/31/2016	$27.97	(0.04)	3.55	3.51	(9.81)
12/31/2015	$29.99	(0.01)	3.00	2.99	(5.01)
12/31/2014	$26.01	(0.07)	6.42	6.35	(2.37)
12/31/2013	$20.87	(0.07)	5.42	5.35	(0.21)
Class 2
12/31/2017	$20.50	(0.08)	6.38	6.30	(6.81)
12/31/2016	$26.98	(0.12)	3.38	3.26	(9.74)
12/31/2015	$29.10	(0.08)	2.91	2.83	(4.95)
12/31/2014	$25.31	(0.14)	6.25	6.11	(2.32)
12/31/2013	$20.37	(0.13)	5.28	5.15	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(6.87)	$21.56	35.21%	1.15% (c)	1.02% (c)	(0.16%)	60%	$38,879
(9.81)	$21.67	19.35%	1.26%	0.98%	(0.17%)	62%	$31,083
(5.01)	$27.97	10.11%	1.20%	0.98%	(0.05%)	65%	$28,698
(2.37)	$29.99	25.43%	1.21%	1.00%	(0.27%)	87%	$29,004
(0.21)	$26.01	25.83%	1.23%	1.00%	(0.31%)	93%	$26,513

(6.81)	$19.99	34.92%	1.40% (c)	1.27% (c)	(0.39%)	60%	$46,688
(9.74)	$20.50	19.01%	1.47%	1.23%	(0.49%)	62%	$27,838
(4.95)	$26.98	9.81%	1.45%	1.23%	(0.30%)	65%	$83,566
(2.32)	$29.10	25.12%	1.45%	1.25%	(0.52%)	87%	$92,264
(0.21)	$25.31	25.48%	1.48%	1.25%	(0.56%)	93%	$82,873
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. Prior to July 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s daily net assets that declined from 1.03% to 0.92% as the Fund’s net assets increased. The effective management services fee rate for the year ended December 31, 2017 was 0.97% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $812.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	1.03%	0.98%
Class 2	1.28	1.23
The Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
212,914	(212,914)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,633,130	17,914,237	20,547,367	2,091,427	15,956,075	18,047,502
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,999,456	7,039,698	—	18,330,962
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
67,141,114	19,396,676	(1,065,714)	18,330,962
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $50,326,118 and $45,445,623, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended December 31, 2017, the average daily loan balance outstanding on days when borrowing existed was $1,200,000 at a weighted average interest rate of 2.56%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2017.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 82.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	25

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Capital gain dividend
17.58%	$7,404,398
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2017	33

Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
SL-9916 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since 2010
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since 2010
Royce Wilson, CFA
Co-Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	2.05	1.44	2.41
Class 2	05/07/10	1.80	1.19	2.16
Bloomberg Barclays U.S. 1-5 Year Corporate Index		2.56	2.05	2.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Corporate Bonds & Notes	93.2
Money Market Funds	2.4
U.S. Treasury Obligations	4.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	4.9
AA rating	7.3
A rating	21.4
BBB rating	66.2
BB rating	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 95.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2017, Class 2 shares of the Fund returned 1.80%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 2.56% for the same time period. During the 12-month period, the Fund’s defensive positioning in terms of industry and security selection as well as duration detracted from relative performance as the yield curve flattened. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)
A favorable environment for credit markets
In 2017, U.S investment-grade short-term corporate bonds experienced positive performance, reflecting the market’s recovery from the 2015 oil shock and renewed investor appetite for corporate risk assets. While short-term returns were positive at the short end of the yield curve, they were significantly higher further out the maturity spectrum given a significant shift in the curve over the period. Improving economic data kept the U.S. Federal Reserve (Fed) on course toward normalizing monetary policy. Looking past persistently low inflation, the Fed raised short-term rates three times during the period. The result was a steeper yield curve at the front end and a flatter yield curve at the long end, with bond prices impacted accordingly.
In general, higher risk corporate industry groups performed best during 2017 in light of rising commodity prices, increasingly synchronized global growth, favorable corporate results and positive fundamental credit trends. Credit spreads for short maturities (one to five years) tightened 35 basis points, those for intermediate maturities (one to 10 years) tightened 32 basis points, and those for long maturities (10+ years) tightened 28 basis points. Strong investor demand for credit was a significant factor in 2017, as fixed-income funds attracted more assets than equity funds, with an emphasis on investment-grade bond funds. Additionally, net investment-grade corporate issuance was down 14% year over year, which played a large part in the year’s positive performance.
Healthy economic fundamentals boosted corporate market returns, as did the signing of the largest U.S. tax overhaul since 1986, the only major legislation to emerge from Congress and the administration this past year. Regardless of the potential impact of the administration’s policies on the strength of equity markets going forward, rising asset prices and significant tax overhaul undoubtedly represented tailwinds for the credit markets in 2017.
Contributors and detractors
Overall, the Fund’s defensive positioning in terms of industry and security selection as well as duration detracted from relative performance during the 12-month period, as the yield curve flattened. In terms of positive contributors, an overweight to credit was additive as credit spreads tightened. Industry and issuer selection within the industrial sector were the strongest contributors to relative performance, due in particular to overweights in midstream pipelines and life and property & casualty insurers. Conversely, the Fund’s more defensive bias within the food and beverage, transportation and aerospace/defense industries detracted, as did an underweight in strong performing segments including banking, automotive and finance companies. During the period, the portfolio employed Treasury futures to reduce the potentially negative impact of rising interest rates. On a stand-alone basis, these derivatives had a negative impact on Fund performance.
Positioning
Credit investors have not slowed their U.S. asset purchases during the five Fed rate hikes since 2015, nor have they been deterred by a U.S. yield curve that flattened by 101 basis points (two- to 30-year maturities) in 2017. Given the challenges in forecasting, our current focus is to remain fully invested within the context of our views regarding relative value, with a heightened sensitivity to potential idiosyncratic credit risks from corporate management actions.
4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund had maintained a shorter duration than its benchmark. The Fund has also reduced its credit overweight and is now neutral to the benchmark given the significant recent rally in credit spreads and reduced compensation for risk. Our current focus continues to be on industries and credits where our credit analysts have strong conviction in positive industry dynamics and favorable company positioning within those industries. We see the positive positioning as driven by product strength, strategic direction, financial flexibility and favorable management stewardship. We believe that our established research process can produce a portfolio with diversified sources of return and attractive risk/reward characteristics.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,006.40	1,022.44	2.50	2.52	0.50
Class 2	1,000.00	1,000.00	1,005.30	1,021.19	3.75	3.78	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes 92.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
Lockheed Martin Corp.
11/23/2020	2.500%	10,623,000	10,698,742
Northrop Grumman Corp.
03/15/2021	3.500%	12,407,000	12,783,949
Total			23,482,691
Banking 0.4%
Capital One Financial Corp.
10/30/2020	2.400%	3,040,000	3,021,049
Cable and Satellite 2.3%
Comcast Corp.
02/15/2018	5.875%	11,436,000	11,492,306
Sky PLC(a)
09/16/2024	3.750%	6,970,000	7,250,822
Total			18,743,128
Chemicals 0.7%
LyondellBasell Industries NV
04/15/2019	5.000%	5,136,000	5,271,806
Diversified Manufacturing 3.0%
Siemens Financieringsmaatschappij NV(a)
03/16/2020	2.200%	17,800,000	17,766,749
United Technologies Corp.
05/04/2020	1.900%	6,305,000	6,243,722
Total			24,010,471
Electric 20.3%
AEP Texas, Inc.(a)
10/01/2022	2.400%	15,160,000	14,925,930
American Electric Power Co., Inc.
11/13/2020	2.150%	4,985,000	4,959,397
CMS Energy Corp.
03/01/2024	3.875%	9,345,000	9,765,936
11/15/2025	3.600%	8,651,000	8,862,422
DTE Energy Co.
10/01/2019	1.500%	9,465,000	9,316,087
12/01/2023	3.850%	656,000	682,969
06/01/2024	3.500%	12,246,000	12,530,352
Duke Energy Corp.
08/15/2022	3.050%	2,700,000	2,729,044
10/15/2023	3.950%	3,450,000	3,620,244
Edison International
09/15/2022	2.400%	5,955,000	5,825,401
Emera U.S. Finance LP
06/15/2021	2.700%	6,010,000	6,001,123
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
03/15/2022	2.750%	1,665,000	1,666,430
10/01/2024	2.900%	7,775,000	7,713,165
NextEra Energy Capital Holdings, Inc.
09/01/2018	1.649%	2,490,000	2,482,281
04/01/2019	2.300%	3,721,000	3,719,657
Oncor Electric Delivery Co. LLC
06/01/2019	2.150%	1,461,000	1,454,482
Pacific Gas & Electric Co.
11/15/2023	3.850%	4,105,000	4,255,707
08/15/2024	3.400%	1,070,000	1,089,602
Pinnacle West Capital Corp.
11/30/2020	2.250%	6,505,000	6,474,355
Progress Energy, Inc.
04/01/2022	3.150%	8,819,000	8,928,241
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	5,245,000	5,158,620
Southern Co. (The)
07/01/2021	2.350%	8,177,000	8,111,110
07/01/2023	2.950%	5,330,000	5,334,307
WEC Energy Group, Inc.
06/15/2020	2.450%	3,210,000	3,216,247
06/15/2025	3.550%	6,450,000	6,612,069
Wisconsin Electric Power Co.
06/01/2025	3.100%	1,070,000	1,076,941
Xcel Energy, Inc.
03/15/2021	2.400%	7,674,000	7,632,507
06/01/2025	3.300%	11,192,000	11,330,591
Total			165,475,217
Food and Beverage 13.9%
Anheuser-Busch InBev Finance, Inc.
02/01/2019	1.900%	16,558,000	16,524,255
General Mills, Inc.
10/21/2019	2.200%	4,175,000	4,169,476
JM Smucker Co. (The)
03/15/2018	1.750%	3,180,000	3,182,197
12/06/2019	2.200%	2,510,000	2,505,949
03/15/2020	2.500%	6,306,000	6,323,133
Kraft Heinz Foods Co.
07/02/2018	2.000%	14,338,000	14,334,487
Molson Coors Brewing Co.
03/15/2019	1.900%	11,445,000	11,394,379
Mondelez International, Inc.(a)
10/28/2019	1.625%	14,583,000	14,379,144
PepsiCo, Inc.
05/02/2019	1.550%	5,280,000	5,250,876

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sysco Corp.
07/15/2021	2.500%	4,075,000	4,060,346
Tyson Foods, Inc.
08/15/2019	2.650%	10,316,000	10,362,742
Wm. Wrigley Jr., Co.(a)
10/21/2018	2.400%	12,264,000	12,278,435
10/21/2019	2.900%	8,149,000	8,227,084
Total			112,992,503
Health Care 4.1%
Becton Dickinson and Co.
12/15/2019	2.675%	5,690,000	5,710,882
06/05/2020	2.404%	2,105,000	2,092,848
Cardinal Health, Inc.
06/14/2019	1.948%	4,050,000	4,025,583
Express Scripts Holding Co.
06/15/2019	2.250%	9,450,000	9,431,090
11/30/2020	2.600%	5,190,000	5,180,829
Medtronic Global Holdings SCA
03/28/2019	1.700%	6,930,000	6,898,427
Total			33,339,659
Healthcare Insurance 2.4%
Aetna, Inc.
11/15/2022	2.750%	3,790,000	3,752,233
UnitedHealth Group, Inc.
07/16/2018	1.900%	16,150,000	16,151,469
Total			19,903,702
Independent Energy 0.2%
Continental Resources, Inc.
06/01/2024	3.800%	2,000,000	1,974,654
Life Insurance 10.2%
AIG Global Funding(a)
07/02/2020	2.150%	2,500,000	2,477,160
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,915,000	6,342,513
Guardian Life Global Funding(a)
05/08/2022	2.500%	10,500,000	10,389,561
MassMutual Global Funding II(a)
06/22/2024	2.750%	8,605,000	8,557,432
MetLife Global Funding I(a)
04/10/2019	2.300%	4,460,000	4,465,374
Metropolitan Life Global Funding I(a)
06/12/2020	2.050%	10,240,000	10,161,469
Nuveen Finance LLC(a)
11/01/2019	2.950%	23,867,000	24,088,152
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	16,024,000	16,506,338
Total			82,987,999
Media and Entertainment 2.4%
Scripps Networks Interactive, Inc.
11/15/2019	2.750%	5,171,000	5,186,880
06/15/2020	2.800%	9,772,000	9,783,209
Thomson Reuters Corp.
10/15/2019	4.700%	4,174,000	4,335,805
Total			19,305,894
Midstream 3.8%
Enterprise Products Operating LLC
04/15/2021	2.850%	2,485,000	2,504,716
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	7,830,000	8,162,062
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	12,873,000	12,534,839
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	7,592,000	7,955,991
Total			31,157,608
Natural Gas 1.7%
NiSource Finance Corp.
11/17/2022	2.650%	9,785,000	9,715,203
Sempra Energy
06/15/2024	3.550%	3,651,000	3,738,186
Total			13,453,389
Pharmaceuticals 4.7%
Allergan Funding SCS
03/12/2018	2.350%	10,005,000	10,012,334
03/15/2025	3.800%	6,340,000	6,452,522
Amgen, Inc.
05/22/2019	2.200%	10,244,000	10,245,660
05/11/2022	2.650%	6,210,000	6,190,339
Johnson & Johnson
11/10/2020	1.950%	2,670,000	2,660,508
Pfizer, Inc.
06/01/2018	1.200%	2,707,000	2,701,107
Total			38,262,470
Property & Casualty 4.1%
Alleghany Corp.
06/27/2022	4.950%	3,765,000	4,069,498
Berkshire Hathaway, Inc.
08/15/2018	1.150%	6,298,000	6,272,115

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp.
05/15/2024	3.950%	14,104,000	14,668,753
Liberty Mutual Insurance Co.(a)
Subordinated
10/15/2026	7.875%	6,575,000	8,505,078
Total			33,515,444
Railroads 1.6%
Union Pacific Corp.
06/19/2020	2.250%	12,950,000	12,968,247
Restaurants 1.2%
McDonald’s Corp.
03/01/2018	5.350%	1,616,000	1,625,552
12/09/2020	2.750%	8,052,000	8,135,870
Total			9,761,422
Retailers 3.0%
CVS Health Corp.
07/20/2018	1.900%	5,415,000	5,413,776
06/01/2021	2.125%	5,275,000	5,154,139
07/20/2022	3.500%	3,540,000	3,608,414
Target Corp.
01/15/2018	6.000%	2,380,000	2,384,666
Wal-Mart Stores, Inc.
04/11/2018	1.125%	8,120,000	8,116,939
Total			24,677,934
Supermarkets 0.6%
Kroger Co. (The)
08/01/2022	2.800%	4,470,000	4,454,091
Technology 5.1%
Apple, Inc.
11/13/2019	1.800%	10,040,000	9,998,876
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2023	2.650%	7,620,000	7,342,365
01/15/2024	3.625%	6,350,000	6,316,415
Cisco Systems, Inc.
09/20/2019	1.400%	5,580,000	5,519,585
Oracle Corp.
01/15/2019	2.375%	12,465,000	12,512,729
Total			41,689,970
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 1.9%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	5,589,000	5,777,891
11/01/2025	3.800%	4,140,000	4,238,607
United Parcel Service, Inc.
04/01/2021	2.050%	5,525,000	5,485,038
Total			15,501,536
Wireless 0.8%
Rogers Communications, Inc.
08/15/2018	6.800%	6,680,000	6,872,197
Wirelines 1.4%
AT&T, Inc.
02/01/2018	5.500%	11,378,000	11,414,923
Total Corporate Bonds & Notes (Cost $755,490,930)			754,238,004

U.S. Treasury Obligations 4.4%

U.S. Treasury
09/30/2019	1.375%	13,690,000	13,572,074
12/15/2019	1.375%	20,500,000	20,299,050
07/31/2021	1.125%	1,900,000	1,837,721
Total U.S. Treasury Obligations (Cost $35,906,705)			35,708,845

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	19,432,973	19,432,973
Total Money Market Funds (Cost $19,432,616)		19,432,973
Total Investments (Cost: $810,830,251)		809,379,822
Other Assets & Liabilities, Net		4,152,825
Net Assets		813,532,647

At December 31, 2017, securities and/or cash totaling $619,925 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	1,692	03/2018	USD	197,042,841	—	(704,061)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,114)	03/2018	USD	(138,886,791)	417,995	—
U.S. Treasury 2-Year Note	(215)	03/2018	USD	(46,115,118)	83,543	—
U.S. Treasury Ultra 10-Year Note	(41)	03/2018	USD	(5,538,213)	356	—
U.S. Ultra Bond	(19)	03/2018	USD	(3,212,298)	—	(29,561)
Total					501,894	(29,561)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $189,996,519, which represents 23.35% of net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	31,480,880	616,593,339	(628,641,246)	19,432,973	(4,072)	1,509	540,081	19,432,973
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	754,238,004	—	—	754,238,004
U.S. Treasury Obligations	35,708,845	—	—	—	35,708,845
Money Market Funds	—	—	—	19,432,973	19,432,973
Total Investments	35,708,845	754,238,004	—	19,432,973	809,379,822
Derivatives
Asset
Futures Contracts	501,894	—	—	—	501,894
Liability
Futures Contracts	(733,622)	—	—	—	(733,622)
Total	35,477,117	754,238,004	—	19,432,973	809,148,094
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$791,397,635
Investments in affiliated issuers, at cost	19,432,616
Investments in unaffiliated issuers, at value	789,946,849
Investments in affiliated issuers, at value	19,432,973
Margin deposits on:
Futures contracts	619,925
Receivable for:
Capital shares sold	41,825
Dividends	17,864
Interest	4,936,612
Variation margin for futures contracts	161,543
Prepaid expenses	3,186
Total assets	815,160,777
Liabilities
Payable for:
Capital shares purchased	889,547
Variation margin for futures contracts	265,469
Management services fees	309,612
Distribution and/or service fees	7,999
Service fees	1,938
Compensation of board members	111,003
Compensation of chief compliance officer	182
Other expenses	42,380
Total liabilities	1,628,130
Net assets applicable to outstanding capital stock	$813,532,647
Represented by
Paid in capital	834,664,365
Undistributed net investment income	14,610,545
Accumulated net realized loss	(34,060,106)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,450,786)
Investments - affiliated issuers	357
Futures contracts	(231,728)
Total - representing net assets applicable to outstanding capital stock	$813,532,647
Class 1
Net assets	$773,190,479
Shares outstanding	81,918,925
Net asset value per share	$9.44
Class 2
Net assets	$40,342,168
Shares outstanding	4,291,898
Net asset value per share	$9.40
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$540,081
Interest	18,882,880
Total income	19,422,961
Expenses:
Management services fees	3,999,936
Distribution and/or service fees
Class 2	93,900
Service fees
Class 1	11,123
Class 2	549
Transfer agent fees
Class 1	244,557
Class 2	10,950
Compensation of board members	38,394
Custodian fees	9,401
Printing and postage fees	23,373
Audit fees	33,590
Legal fees	13,208
Compensation of chief compliance officer	177
Other	21,282
Total expenses	4,500,440
Net investment income	14,922,521
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,056,938
Investments — affiliated issuers	(4,072)
Futures contracts	(2,473,816)
Net realized gain	2,579,050
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	625,176
Investments — affiliated issuers	1,509
Futures contracts	(976,598)
Net change in unrealized appreciation (depreciation)	(349,913)
Net realized and unrealized gain	2,229,137
Net increase in net assets resulting from operations	$17,151,658
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$14,922,521	$19,271,807
Net realized gain (loss)	2,579,050	(5,892,546)
Net change in unrealized appreciation (depreciation)	(349,913)	35,453,625
Net increase in net assets resulting from operations	17,151,658	48,832,886
Distributions to shareholders
Net investment income
Class 1	(18,436,073)	(34,867,916)
Class 2	(778,123)	(1,100,650)
Total distributions to shareholders	(19,214,196)	(35,968,566)
Decrease in net assets from capital stock activity	(65,654,205)	(41,220,496)
Total decrease in net assets	(67,716,743)	(28,356,176)
Net assets at beginning of year	881,249,390	909,605,566
Net assets at end of year	$813,532,647	$881,249,390
Undistributed net investment income	$14,610,545	$18,902,220
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,958,263	37,529,312	3,272,790	30,854,037
Distributions reinvested	1,965,466	18,436,073	3,733,182	34,867,916
Redemptions	(13,321,858)	(126,536,410)	(12,643,977)	(119,493,410)
Net decrease	(7,398,129)	(70,571,025)	(5,638,005)	(53,771,457)
Class 2
Subscriptions	1,379,315	13,036,544	1,933,410	18,116,762
Distributions reinvested	83,133	778,123	118,095	1,100,650
Redemptions	(940,848)	(8,897,847)	(707,791)	(6,666,451)
Net increase	521,600	4,916,820	1,343,714	12,550,961
Total net decrease	(6,876,529)	(65,654,205)	(4,294,291)	(41,220,496)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.47	0.17	0.02	0.19	(0.22)	—
12/31/2016	$9.34	0.20	0.31	0.51	(0.38)	—
12/31/2015	$10.12	0.25	(0.47)	(0.22)	(0.56)	—
12/31/2014	$10.45	0.21	(0.14)	0.07	(0.19)	(0.21)
12/31/2013	$10.68	0.19	(0.04)	0.15	(0.26)	(0.12)
Class 2
12/31/2017	$9.43	0.15	0.02	0.17	(0.20)	—
12/31/2016	$9.30	0.17	0.32	0.49	(0.36)	—
12/31/2015	$10.07	0.22	(0.45)	(0.23)	(0.54)	—
12/31/2014	$10.41	0.19	(0.15)	0.04	(0.17)	(0.21)
12/31/2013	$10.64	0.16	(0.04)	0.12	(0.23)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.22)	$9.44	2.05%	0.53%	0.53%	1.79%	104%	$773,190
(0.38)	$9.47	5.53%	0.55%	0.55%	2.14%	102%	$845,695
(0.56)	$9.34	(2.31%)	0.54%	0.54%	2.46%	78%	$887,028
(0.40)	$10.12	0.66%	0.56%	0.55%	1.97%	78%	$2,450,406
(0.38)	$10.45	1.44%	0.59%	0.56%	1.76%	89%	$2,929,154

(0.20)	$9.40	1.80%	0.78%	0.78%	1.55%	104%	$40,342
(0.36)	$9.43	5.28%	0.81%	0.80%	1.85%	102%	$35,554
(0.54)	$9.30	(2.49%)	0.80%	0.79%	2.29%	78%	$22,577
(0.38)	$10.07	0.31%	0.81%	0.80%	1.83%	78%	$20,712
(0.35)	$10.41	1.19%	0.84%	0.81%	1.51%	89%	$9,481
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	501,894*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	733,622*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,473,816)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(976,598)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	191,255,302
Futures contracts — short	180,627,165

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.48% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,606.
22	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.55%	0.56%
Class 2	0.80	0.81
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,214,196	—	19,214,196	35,968,566	—	35,968,566
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
14,720,854	—	(34,324,171)	(1,186,366)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
810,566,188	2,037,844	(3,224,210)	(1,186,366)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	20,237,850	14,086,321	34,324,171	1,692,583	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $826,567,263 and $883,618,918, respectively, for the year ended December 31, 2017, of which $99,948,781 and $146,214,100, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2017	33

Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6679 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Jim Carlen, CFA
Lead Portfolio Manager
Managed Fund since 2012
Christopher Cooke
Co-Portfolio Manager
Managed Fund since May 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	11.85	3.02	4.66
Class 2	04/30/12	11.69	2.78	4.42
JPMorgan Emerging Markets Bond Index - Global		9.32	3.75	5.23
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index
2	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2017)
A rating	8.7
BBB rating	19.8
BB rating	31.3
B rating	37.7
CCC rating	0.7
Not rated	1.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at December 31, 2017)
Argentina	7.9
Belarus	1.0
Brazil	6.8
Chile	0.5
China	4.3
Colombia	2.2
Costa Rica	0.7
Croatia	1.1
Dominican Republic	6.1
Ecuador	2.4
Egypt	4.5
El Salvador	0.7
Ghana	1.7
Guatemala	1.5
Honduras	2.3
Hungary	1.1
India	0.3
Indonesia	4.9
Ivory Coast	2.9
Jamaica	0.6
Kazakhstan	1.5
Mexico	12.9
Namibia	0.5
Nigeria	0.7
Pakistan	1.4
Paraguay	0.6
Peru	1.9
Russian Federation	5.1
Senegal	1.0
Serbia	0.6
Singapore	0.2
South Africa	1.2
Sri Lanka	0.7
Togo	0.8
Trinidad and Tobago	0.9
Tunisia	0.3
Turkey	4.3
Ukraine	3.2
United States(a)	7.2
Venezuela	1.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
At December 31, 2017, approximately 52.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 11.69%. The Fund outperformed its benchmark, the JPMorgan Emerging Markets Bond Index – Global, which returned 9.32% for the same period. Country positioning and security selection overall contributed most positively to the Fund’s relative results.
Emerging market debt sector ground higher in 2017
After a rough fourth quarter of 2016 on the surprise U.S. presidential election results, the emerging market debt sector enjoyed a fairly steady upward grind overall in 2017, with most risk assets similarly performing well. U.S. equities, high-yield corporate bonds and emerging market currencies also posted solid returns during the period, aided by a weaker U.S. dollar. Commodities generally traded within a range during the period, albeit with some late-period oil price strength. Global economic growth generally remained solid, and China was out of the headlines in terms of its economic growth and capital flows. Against this supportive backdrop, the upward performance of emerging market debt helped attract investment inflows into the sector, with 46 out of 47 consecutive weeks of inflows recorded during the period.
Importantly, the fundamental emerging market debt narrative remained positive. Still, news flow did become more mixed and there was more idiosyncratic risk in the sector than in recent years given, for example, elections in Latin America, discussion about NAFTA and leadership questions in Peru. Also, Brazil suffered a serious political challenge in late May 2017, as new revelations came to light about President Temer’s alleged involvement in corruption, which pushed out prospects for pension reform passage into 2018, an important fiscal reform signpost. More broadly, however, current account deficits in much of Latin America as well as in Russia declined in reaction to weaker currencies. Fiscal adjustment appeared to be underway in most key emerging market countries, and policy seemed to have shifted toward what many consider a more orthodox path. Further, the economic growth outlook remained positive, as the International Monetary Fund World Economic Outlook of October 2017 projected 4.6% growth in the emerging markets for calendar year 2017 and 4.9% in 2018, with the margins of growth growing versus developed market economies, which were projected to be 3.6% and 3.7% for 2017 and 2018, respectively.
The Federal Reserve’s (the Fed’s) December 2017 decision to hike the targeted federal funds rate a third time in 2017 was well received by the market, but it also highlighted a risk to most spread, or non-government bond, sectors, including emerging market debt. The Fed, like other developed market central banks including the European Central Bank, is becoming somewhat less accommodative, both raising interest rates and undertaking the process of winding down its balance sheet. At the end of the period, most expected this to be a gradual process, but less abundant liquidity may well be an overhang on the emerging market debt sector.
Country positioning and security selection aided Fund performance
Country positioning overall supported the Fund’s performance relative to the benchmark during the period. In particular, overweight positioning in Argentina, the Dominican Republic, Ivory Coast and Ghana contributed positively to the Fund’s results as did having underweight allocations to China and the Philippines. These positive contributors were partially offset by having underweight country allocations to Mongolia and Uruguay, which modestly detracted from relative performance.
Security selection as a whole also added value, with positions in agency securities and corporate bonds of Mexico, Brazil and Russia proving especially strong performers for the Fund during the period.
Further, the Fund’s currency and local rates positioning in Mexico, Peru, Russia and Egypt contributed positively to its relative returns during the period. Only partially offsetting these positive contributors were currency positions in Brazil and Argentina, which detracted from the Fund’s relative results.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Relative valuation and fundamental analysis drove Fund changes
While the Fund remained invested primarily in the U.S. dollar, we allocated to local currency bonds selectively and opportunistically. At the end of the period, the Fund had approximately 11% of its total net assets invested in local currency bonds and total local rates exposure equal to about 14.5% of its total net assets, both of which increased during the period on our view that select local rates and currencies offered value in prevailing market conditions. The Fund’s interest rate duration was modestly lower than that of the benchmark at the end of the period, although a portion of this duration was comprised of non-U.S. dollar exposure. (Interest rate duration is a bond’s or bond portfolio’s price sensitivity to interest rates.)
Regionally, the Fund was overweight Latin America and Africa and underweight emerging Europe, the Middle East and Africa (EMEA) markets and emerging Asia relative to the benchmark at the end of the period. The Fund’s largest individual country overweight positions relative to the benchmark at the end of December 2017 included the Dominican Republic, Argentina, Egypt, Cote d’Ivoire and Mexico. Local currency and rates positions included those of Argentina, Brazil, Mexico, Peru, the Dominican Republic, Russia and Egypt.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,041.80	1,021.09	3.92	3.88	0.77
Class 2	1,000.00	1,000.00	1,040.50	1,019.85	5.19	5.14	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 13.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.5%
MARB BondCo PLC(b)
03/15/2024	7.000%		800,000	803,117
Marfrig Holdings Europe BV(b)
06/08/2023	8.000%		250,000	260,539
Total				1,063,656
Chile 0.4%
Cencosud SA(b)
02/12/2045	6.625%		846,000	925,142
Colombia 1.3%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		1,800,000	1,943,251
Millicom International Cellular SA(b)
01/15/2028	5.125%		639,000	639,356
Total				2,582,607
Ghana 0.5%
Kosmos Energy Ltd.(b)
08/01/2021	7.875%		575,000	584,717
08/01/2021	7.875%		487,000	498,052
Total				1,082,769
Guatemala 1.5%
Agromercantil Senior Trust(b)
04/10/2019	6.250%		246,000	252,812
Comunicaciones Celulares SA Via Comcel Trust(b)
02/06/2024	6.875%		744,000	772,949
Energuate Trust(b)
05/03/2027	5.875%		1,900,000	1,964,507
Total				2,990,268
India 0.3%
Adani Ports & Special Economic Zone Ltd.(b)
07/30/2027	4.000%		650,000	646,864
Indonesia 0.8%
Indo Energy Finance II BV(b)
01/24/2023	6.375%		1,700,000	1,748,875
Mexico 4.6%
America Movil SAB de CV
12/05/2022	6.450%	MXN	10,860,000	511,107
Banco Mercantil del Norte SA(b),(c)
Subordinated
10/04/2031	5.750%		1,200,000	1,215,030
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BBVA Bancomer SA(b),(c)
Subordinated
11/12/2029	5.350%		1,180,000	1,181,048
Cemex SAB de CV(b)
04/16/2026	7.750%		1,250,000	1,417,860
Concesionaria Mexiquense SA de CV(b)
(linked to Mexican Unidad de Inversion Index)
12/15/2035	5.950%	MXN	10,296,791	486,527
Elementia SAB de CV(b)
01/15/2025	5.500%		1,280,000	1,324,942
Grupo Posadas SAB de CV(b)
06/30/2022	7.875%		1,376,000	1,422,878
Grupo Televisa SAB
05/14/2043	7.250%	MXN	7,940,000	301,449
Unifin Financiera SAB de CV SOFOM ENR(b)
01/15/2025	7.000%		1,600,000	1,649,902
Total				9,510,743
Singapore 0.2%
Geo Coal International Pte Ltd.(b)
10/04/2022	8.000%		333,000	332,062
South Africa 1.2%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%		2,250,000	2,369,036
Togo 0.8%
Banque Ouest Africaine de Developpement(b)
07/27/2027	5.000%		1,500,000	1,558,854
Ukraine 1.8%
Kernel Holding SA(b)
01/31/2022	8.750%		1,150,000	1,266,970
MHP SE(b)
04/02/2020	8.250%		661,000	718,267
04/02/2020	8.250%		250,000	271,659
05/10/2024	7.750%		1,304,000	1,416,132
Total				3,673,028
Total Corporate Bonds & Notes (Cost $28,453,362)				28,483,904

Foreign Government Obligations(a),(d) 73.5%

Argentina 7.7%
Argentina POM Politica Monetaria(c)
06/21/2020	27.278%	ARS	40,000,000	2,284,564

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Argentine Republic Government International Bond
04/22/2021	6.875%		1,030,000	1,121,900
01/26/2022	5.625%		231,000	244,101
04/22/2026	7.500%		1,075,000	1,217,282
01/26/2027	6.875%		831,000	908,618
07/06/2028	6.625%		1,000,000	1,075,257
12/31/2033	8.280%		1,219,773	1,420,520
07/06/2036	7.125%		500,000	542,766
Argentine Republic Government International Bond(b)
06/28/2117	7.125%		1,100,000	1,137,918
Provincia de Buenos Aires(b)
06/15/2027	7.875%		2,985,000	3,312,075
Provincia de Cordoba(b)
09/01/2024	7.450%		1,075,000	1,174,596
08/01/2027	7.125%		1,200,000	1,275,294
Total				15,714,891
Belarus 1.0%
Republic of Belarus International Bond(b)
02/28/2023	6.875%		700,000	754,259
06/29/2027	7.625%		1,100,000	1,228,238
Total				1,982,497
Brazil 6.1%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/2028	5.333%		300,000	304,219
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	8,000,000	2,399,041
Brazilian Government International Bond
01/07/2041	5.625%		2,750,000	2,814,078
Petrobras Global Finance BV
01/27/2021	5.375%		1,175,000	1,225,680
05/23/2021	8.375%		400,000	456,962
05/23/2026	8.750%		600,000	715,744
01/17/2027	7.375%		360,000	396,541
Petrobras Global Finance BV(b)
01/27/2025	5.299%		2,111,000	2,116,605
01/27/2028	5.999%		1,996,000	2,004,363
Total				12,433,233
China 4.2%
Beijing Gas Singapore Capital Corp.(b)
05/31/2022	2.750%		2,508,000	2,460,586
Sinopec Group Overseas Development 2013 Ltd.(b)
10/17/2023	4.375%		3,200,000	3,400,397
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		2,700,000	2,715,636
Total				8,576,619
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.9%
Colombia Government International Bond
02/26/2044	5.625%		336,000	388,376
Ecopetrol SA
01/16/2025	4.125%		326,000	328,951
09/18/2043	7.375%		920,000	1,108,279
Total				1,825,606
Costa Rica 0.6%
Costa Rica Government International Bond(b)
03/12/2045	7.158%		1,274,000	1,335,640
Croatia 1.1%
Croatia Government International Bond(b)
01/26/2024	6.000%		1,361,000	1,553,529
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%		600,000	664,351
Total				2,217,880
Dominican Republic 5.9%
Dominican Republic International Bond(b)
07/05/2019	14.500%	DOP	37,990,000	860,336
01/08/2021	14.000%	DOP	29,158,000	684,856
03/04/2022	10.375%	DOP	136,000,000	3,052,428
01/29/2026	6.875%		700,000	802,337
01/25/2027	5.950%		2,025,000	2,200,448
04/20/2027	8.625%		2,410,000	2,929,673
04/30/2044	7.450%		1,086,000	1,301,916
01/27/2045	6.850%		271,000	305,957
Total				12,137,951
Ecuador 2.3%
Ecuador Government International Bond(b)
03/28/2022	10.750%		702,000	824,660
12/13/2026	9.650%		825,000	948,403
10/23/2027	8.875%		2,219,000	2,435,510
Petroamazonas EP(b)
11/06/2020	4.625%		600,000	582,000
Total				4,790,573
Egypt 1.7%
Egypt Government International Bond(b)
06/11/2025	5.875%		400,000	404,435
01/31/2027	7.500%		1,000,000	1,107,034
04/30/2040	6.875%		900,000	907,821
01/31/2047	8.500%		900,000	1,035,558
Total				3,454,848

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
El Salvador 0.7%
El Salvador Government International Bond(b)
01/18/2027	6.375%		598,000	612,607
04/10/2032	8.250%		412,000	475,612
06/15/2035	7.650%		270,000	293,709
Total				1,381,928
Ghana 1.1%
Ghana Government International Bond(b)
10/14/2030	10.750%		1,700,000	2,342,250
Honduras 2.2%
Honduras Government International Bond(b)
03/15/2024	7.500%		1,200,000	1,344,624
01/19/2027	6.250%		3,000,000	3,210,483
Total				4,555,107
Hungary 1.1%
Hungary Government International Bond
11/22/2023	5.750%		284,000	325,161
03/29/2041	7.625%		868,000	1,364,328
Magyar Export-Import Bank Zrt.(b)
02/12/2018	5.500%		508,000	509,916
Total				2,199,405
Indonesia 3.9%
Indonesia Government International Bond(b)
01/08/2026	4.750%		1,300,000	1,413,174
01/17/2038	7.750%		1,986,000	2,841,636
01/17/2038	7.750%		500,000	715,417
01/15/2045	5.125%		300,000	331,775
PT Pertamina Persero(b)
05/03/2042	6.000%		1,335,000	1,518,668
PT Perusahaan Listrik Negara(b)
11/22/2021	5.500%		1,111,000	1,205,586
Total				8,026,256
Ivory Coast 2.8%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		946,000	963,611
07/23/2024	5.375%		300,000	305,585
06/15/2025	5.125%	EUR	367,000	479,976
03/03/2028	6.375%		2,672,000	2,826,997
06/15/2033	6.125%		887,000	902,802
Ivory Coast Government International Bond(b),(c)
12/31/2032	5.750%		314,590	314,542
Total				5,793,513
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Jamaica 0.5%
Jamaica Government International Bond
03/15/2039	8.000%		300,000	367,399
07/28/2045	7.875%		600,000	733,246
Total				1,100,645
Kazakhstan 1.4%
Kazakhstan Government International Bond(b)
07/21/2045	6.500%		300,000	385,565
Kazakhstan Temir Zholy National Co. JSC(b)
11/17/2027	4.850%		1,900,000	1,981,335
KazMunayGas National Co. JSC(b)
05/05/2020	7.000%		562,000	609,089
Total				2,975,989
Mexico 7.9%
Banco Nacional de Comercio Exterior SNC(b)
10/14/2025	4.375%		1,100,000	1,143,098
Banco Nacional de Comercio Exterior SNC(b),(c)
Subordinated
08/11/2026	3.800%		600,000	599,723
Comision Federal de Electricidad(b)
06/16/2045	6.125%		700,000	778,035
Mexican Bonos
06/09/2022	6.500%	MXN	65,615,900	3,196,640
Mexico City Airport Trust(b)
07/31/2047	5.500%		1,100,000	1,087,151
Mexico Government International Bond
01/23/2046	4.600%		543,000	536,035
Petroleos Mexicanos(b)
09/12/2024	7.190%	MXN	600,000	26,775
03/13/2027	6.500%		2,000,000	2,191,770
03/13/2027	6.500%		900,000	986,781
Petroleos Mexicanos
01/23/2026	4.500%		299,000	298,550
08/04/2026	6.875%		1,000,000	1,132,828
11/12/2026	7.470%	MXN	4,700,000	206,865
06/02/2041	6.500%		3,844,000	3,973,608
Total				16,157,859
Namibia 0.5%
Namibia International Bonds(b)
11/03/2021	5.500%		885,000	940,951
Nigeria 0.7%
Nigeria Government International Bond(b)
11/28/2027	6.500%		526,000	549,193
02/16/2032	7.875%		800,000	905,729
Total				1,454,922

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Pakistan 1.4%
Pakistan Government International Bond(b)
04/15/2024	8.250%		800,000	885,274
09/30/2025	8.250%		600,000	668,682
03/31/2036	7.875%		700,000	724,594
Second Pakistan International Sukuk Co., Ltd. (The)(b)
12/03/2019	6.750%		532,000	551,371
Total				2,829,921
Paraguay 0.6%
Paraguay Government International Bond(b)
08/11/2044	6.100%		1,007,000	1,151,591
Peru 1.9%
Peruvian Government International Bond(b)
08/12/2028	6.350%	PEN	11,300,000	3,800,696
Russian Federation 4.9%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.375%		1,266,000	1,296,603
Gazprom OAO Via Gaz Capital SA(b)
08/16/2037	7.288%		946,000	1,168,133
Russian Federal Bond - OFZ
01/19/2028	7.050%	RUB	313,000,000	5,287,617
Russian Foreign Bond - Eurobond(b)
04/04/2022	4.500%		200,000	211,995
04/04/2042	5.625%		800,000	897,930
Vnesheconombank Via VEB Finance PLC(b)
11/21/2023	5.942%		800,000	870,348
11/22/2025	6.800%		354,000	404,566
Total				10,137,192
Senegal 1.0%
Senegal Government International Bond(b)
07/30/2024	6.250%		1,019,000	1,101,599
05/23/2033	6.250%		900,000	948,857
Total				2,050,456
Serbia 0.6%
Serbia International Bond(b)
12/03/2018	5.875%		342,000	351,592
09/28/2021	7.250%		700,000	800,771
Total				1,152,363
Sri Lanka 0.7%
Sri Lanka Government International Bond(b)
07/18/2026	6.825%		800,000	880,794
05/11/2027	6.200%		550,000	582,120
Total				1,462,914
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Trinidad and Tobago 0.8%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/2019	9.750%		1,611,000	1,718,048
Tunisia 0.3%
Banque Centrale de Tunisie International Bond(b)
01/30/2025	5.750%		597,000	597,646
Turkey 4.2%
Export Credit Bank of Turkey(b)
04/24/2019	5.875%		467,000	480,275
09/23/2021	5.000%		418,000	423,822
Turkey Government International Bond
03/30/2021	5.625%		1,655,000	1,742,564
03/25/2022	5.125%		250,000	259,147
09/26/2022	6.250%		250,000	271,604
04/14/2026	4.250%		247,000	235,988
03/25/2027	6.000%		3,100,000	3,307,108
03/17/2036	6.875%		1,132,000	1,264,010
02/17/2045	6.625%		560,000	606,183
Total				8,590,701
Ukraine 1.3%
Ukraine Government International Bond(b)
09/01/2024	7.750%		800,000	842,982
09/01/2026	7.750%		700,000	723,695
09/25/2032	7.375%		1,100,000	1,082,208
Total				2,648,885
Venezuela 1.5%
Petroleos de Venezuela SA(b)
05/16/2024	6.000%		12,559,928	2,810,284
11/15/2026	6.000%		1,106,640	243,461
Total				3,053,745
Total Foreign Government Obligations (Cost $146,392,306)				150,592,721

Treasury Bills(a) 2.6%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Egypt 2.6%
Egypt Treasury Bills
06/12/2018	18.870%	EGP	51,000,000	2,642,928
10/02/2018	17.990%	EGP	55,000,000	2,721,841
Total				5,364,769
Total Treasury Bills (Cost $5,330,628)				5,364,769

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Money Market Funds 7.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	14,339,227	14,339,227
Total Money Market Funds (Cost $14,338,914)		14,339,227
Total Investments (Cost $194,515,210)		198,780,621
Other Assets & Liabilities, Net		6,132,082
Net Assets		$204,912,703
At December 31, 2017, securities and/or cash totaling $93,350 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
6,067,000 EUR	7,160,085 USD	Credit Suisse	01/29/2018	—	(131,391)
7,231,791 USD	6,067,000 EUR	Credit Suisse	01/29/2018	59,685	—
98,195,000 MXN	5,149,808 USD	Morgan Stanley	01/29/2018	182,256	—
41,534 USD	800,000 MXN	Morgan Stanley	01/29/2018	—	(1,063)
12,500,000 PEN	3,811,557 USD	Standard Chartered	01/29/2018	—	(38,863)
Total				241,941	(171,317)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	29	03/2018	USD	3,615,545	—	(11,144)
U.S. Ultra Bond	17	03/2018	USD	2,874,161	26,353	—
Total					26,353	(11,144)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $134,506,528, which represents 65.64% of net assets.
(c)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(d)	Principal and interest may not be guaranteed by the government.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	12,146,215	75,659,034	(73,466,022)	14,339,227	61	399	100,726	14,339,227
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Currency Legend
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian New Sol
RUB	Russia Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	28,483,904	—	—	28,483,904
Foreign Government Obligations	—	150,592,721	—	—	150,592,721
Treasury Bills	—	5,364,769	—	—	5,364,769
Money Market Funds	—	—	—	14,339,227	14,339,227
Total Investments	—	184,441,394	—	14,339,227	198,780,621
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	241,941	—	—	241,941
Futures Contracts	26,353	—	—	—	26,353
Liability
Forward Foreign Currency Exchange Contracts	—	(171,317)	—	—	(171,317)
Futures Contracts	(11,144)	—	—	—	(11,144)
Total	15,209	184,512,018	—	14,339,227	198,866,454
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Foreign Government Obligations	1,596,794	—	—	—	—	—	—	(1,596,794)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$180,176,296
Investments in affiliated issuers, at cost	14,338,914
Investments in unaffiliated issuers, at value	184,441,394
Investments in affiliated issuers, at value	14,339,227
Cash	33,199
Foreign currency (identified cost $137,109)	133,512
Margin deposits on:
Futures contracts	93,350
Unrealized appreciation on forward foreign currency exchange contracts	241,941
Receivable for:
Investments sold	2,309,766
Capital shares sold	94,071
Dividends	11,871
Interest	3,570,553
Foreign tax reclaims	37,737
Variation margin for futures contracts	13,328
Prepaid expenses	1,903
Total assets	205,321,852
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	171,317
Payable for:
Investments purchased	20,163
Capital shares purchased	10,639
Management services fees	96,537
Distribution and/or service fees	18,396
Service fees	10,774
Compensation of board members	29,549
Compensation of chief compliance officer	36
Audit fees	39,415
Other expenses	12,323
Total liabilities	409,149
Net assets applicable to outstanding capital stock	$204,912,703
Represented by
Paid in capital	208,854,535
Undistributed net investment income	1,196,568
Accumulated net realized loss	(9,466,144)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,265,098
Investments - affiliated issuers	313
Foreign currency translations	(23,500)
Forward foreign currency exchange contracts	70,624
Futures contracts	15,209
Total - representing net assets applicable to outstanding capital stock	$204,912,703
Class 1
Net assets	$110,275,292
Shares outstanding	10,859,843
Net asset value per share	$10.15
Class 2
Net assets	$94,637,411
Shares outstanding	9,326,763
Net asset value per share	$10.15
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	15

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$100,726
Interest	11,545,009
Foreign taxes withheld	(33,364)
Total income	11,612,371
Expenses:
Management services fees	1,045,448
Distribution and/or service fees
Class 2	172,367
Service fees
Class 1	35,978
Class 2	27,801
Transfer agent fees
Class 1	30,801
Class 2	16,535
Compensation of board members	16,926
Custodian fees	43,544
Printing and postage fees	17,733
Audit fees	44,670
Legal fees	7,852
Compensation of chief compliance officer	32
Other	28,565
Total expenses	1,488,252
Net investment income	10,124,119
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	484,298
Investments — affiliated issuers	61
Foreign currency translations	(11,624)
Forward foreign currency exchange contracts	(533,020)
Futures contracts	185,640
Net realized gain	125,355
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,139,733
Investments — affiliated issuers	399
Foreign currency translations	(22,784)
Forward foreign currency exchange contracts	98,850
Futures contracts	47,966
Net change in unrealized appreciation (depreciation)	8,264,164
Net realized and unrealized gain	8,389,519
Net increase in net assets resulting from operations	$18,513,638
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$10,124,119	$7,115,913
Net realized gain (loss)	125,355	(3,545,559)
Net change in unrealized appreciation (depreciation)	8,264,164	8,073,823
Net increase in net assets resulting from operations	18,513,638	11,644,177
Distributions to shareholders
Net investment income
Class 1	(4,845,241)	(2,557,962)
Class 2	(3,117,437)	(615,207)
Total distributions to shareholders	(7,962,678)	(3,173,169)
Increase in net assets from capital stock activity	54,806,720	26,771,759
Total increase in net assets	65,357,680	35,242,767
Net assets at beginning of year	139,555,023	104,312,256
Net assets at end of year	$204,912,703	$139,555,023
Undistributed net investment income	$1,196,568	$1,140,273
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	159,825	1,608,113	157,021	1,505,646
Distributions reinvested	485,820	4,845,241	279,720	2,557,962
Redemptions	(190,963)	(1,890,980)	(26,331)	(249,244)
Net increase	454,682	4,562,374	410,410	3,814,364
Class 2
Subscriptions	5,019,517	50,092,286	3,007,172	28,848,042
Distributions reinvested	311,958	3,117,437	66,808	615,207
Redemptions	(296,328)	(2,965,377)	(682,475)	(6,505,854)
Net increase	5,035,147	50,244,346	2,391,505	22,957,395
Total net increase	5,489,829	54,806,720	2,801,915	26,771,759
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

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Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.50	0.59	0.52	1.11	(0.46)	—
12/31/2016	$8.77	0.55	0.43	0.98	(0.25)	—
12/31/2015	$9.01	0.52	(0.61)	(0.09)	(0.15)	—
12/31/2014	$9.41	0.57	(0.39)	0.18	(0.53)	(0.05)
12/31/2013	$10.88	0.56	(1.37)	(0.81)	(0.60)	(0.06)
Class 2
12/31/2017	$9.49	0.57	0.52	1.09	(0.43)	—
12/31/2016	$8.76	0.53	0.43	0.96	(0.23)	—
12/31/2015	$9.02	0.49	(0.60)	(0.11)	(0.15)	—
12/31/2014	$9.43	0.55	(0.40)	0.15	(0.51)	(0.05)
12/31/2013	$10.88	0.54	(1.36)	(0.82)	(0.57)	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.46)	$10.15	11.85%	0.75%	0.75%	5.88%	42%	$110,275
(0.25)	$9.50	11.34%	0.75%	0.75%	5.92%	26%	$98,824
(0.15)	$8.77	(1.03%)	0.75%	0.75%	5.77%	64%	$87,659
(0.58)	$9.01	1.81%	0.71%	0.71%	5.93%	30%	$184,984
(0.66)	$9.41	(7.54%)	0.69%	0.69%	5.50%	21%	$287,061

(0.43)	$10.15	11.69%	1.01%	1.01%	5.70%	42%	$94,637
(0.23)	$9.49	11.07%	1.01%	1.01%	5.63%	26%	$40,731
(0.15)	$8.76	(1.31%)	1.01%	1.01%	5.49%	64%	$16,653
(0.56)	$9.02	1.44%	0.96%	0.96%	5.75%	30%	$11,708
(0.63)	$9.43	(7.65%)	0.95%	0.95%	5.68%	21%	$4,249
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	21

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	241,941
Interest rate risk	Net assets — unrealized appreciation on futures contracts	26,353*
Total		268,294

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	171,317
Interest rate risk	Net assets — unrealized depreciation on futures contracts	11,144*
Total		182,461

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(533,020)	—	(533,020)
Interest rate risk	—	185,640	185,640
Total	(533,020)	185,640	(347,380)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	98,850	—	98,850
Interest rate risk	—	47,966	47,966
Total	98,850	47,966	146,816
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,637,627

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	133,399	(185,166)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Credit Suisse ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	59,685	182,256	-	241,941
Liabilities
Forward foreign currency exchange contracts	131,391	1,063	38,863	171,317
Total financial and derivative net assets	(71,706)	181,193	(38,863)	70,624
Total collateral received (pledged) (a)	-	-	-	-
Net amount (b)	(71,706)	181,193	(38,863)	70,624

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $890.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.89%
Class 2	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,105,146)	2,105,146	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,962,678	—	7,962,678	3,173,169	—	3,173,169
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,291,964	—	(9,312,681)	4,108,004
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
194,734,950	9,067,397	(4,959,393)	4,108,004
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,043,679	8,269,002	9,312,681	2,295,925	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $113,566,733 and $68,361,345, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2017, one unaffiliated shareholder of record owned 33.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Foreign taxes paid to foreign countries	Foreign source income	Foreign source income per share
$48,529	$10,973,902	$0.54
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2017	41

Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6536 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio - Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	Life
Class 1	04/30/13	1.80	-8.70
Class 2	04/30/13	1.71	-8.91
Bloomberg Commodity Index Total Return		1.70	-8.24
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Commodities market exposure (%) (at December 31, 2017)
Commodities futures contracts(a)
Agriculture	33.2
Energy	26.7
Industrial Metals	21.5
Precious Metals	18.6
Total notional market value of commodities futures contracts	100.00
(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $551,462,708. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at December 31, 2017)
Money Market Funds	30.9
Treasury Bills	24.4
U.S. Government & Agency Obligations	39.4
Other Assets	5.3
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in affiliated money market fund, U.S. Treasury Bills and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 97.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 1.71%, performing in line with its benchmark, the Bloomberg Commodity Index Total Return, which returned 1.70% over the same period. The Fund benefited from its positions in energy markets and grains, while holdings in base metals detracted.
Global commodities deliver modest returns
Global commodity markets delivered modest returns over the year. Though agriculture was mixed, returns of most individual commodities were neutral or higher compared with last year’s close, while some made sharp gains. The most significant factors affecting commodity prices over the year were strengthening demand (especially from China), supply discipline at OPEC acting as a restraint on global oil production, and a broad-ranging pickup in economic growth in both developed and emerging markets. By contrast, a weaker U.S. dollar had not had a sizeable impact across commodities as the year drew to a close.
Contributors and detractors
The strongest-contributing market sectors to the Fund on a relative basis were energy and grains. Approximately half of the Fund’s performance was generated from intra-sector relative value and the other half from curve positioning. Our long positioning in gasoline and gasoline refining margins added to relative returns in the second half of the year. The two hurricanes in the Gulf of Mexico in the third quarter hastened the reduction of inventory across refined products, which helped keep refining margins at unseasonably high levels. In the first half, bearish market positioning across grains reached new highs, while unfavorable weather in June prompted a very sharp short-covering in wheat. Our relative value overweight to high-protein Kansas City wheat versus the underweight to Chicago wheat thus added to relative returns.
The base metal sector detracted materially from the Fund’s performance on a relative basis. Relative value positioning between the metals failed to generate positive performance. For example, our positioning in nickel detracted significantly in the third quarter. With the Chinese government ordering producers of nickel pig iron to cut their production levels by half for four months beginning in November 2017, we expect the industry to face challenging production issues. For this reason, we moved to an overweight position in base metals during the fourth quarter of 2017. Our underweight to zinc also detracted over the year, as a deficit in China’s supply of refined zinc buoyed prices for the metal.
Portfolio positioning
There were no major shifts in emphasis or strategy over the course of the year. Portfolio changes that were made were in response to changing newsflow. For example, the two Gulf of Mexico hurricanes were the key factors driving significant positioning. While those hurricanes led to a reduction of refined products and an increase in refining margins, we didn’t think that such elevated margins were sustainable in the short to medium term, so we trimmed our overweight in this sector during the third quarter. Apart from these changes, the Fund was overweight relative to the benchmark in corn, Kansas wheat and, silver. Our positions in aluminum, copper, lead, nickel, zinc, Brent crude oil, natural gas, soybeans, lean hogs, live cattle, gold, coffee, cotton and sugar were neutral to the benchmark. We were underweight in heating oil and wheat.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.50	1,021.64	3.42	3.33	0.66
Class 2	1,000.00	1,000.00	1,075.30	1,020.39	4.71	4.58	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	5

Consolidated Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Treasury Bills 24.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 24.4%
U.S. Treasury Bills
02/22/2018	1.270%	21,000,000	20,959,970
03/29/2018	1.330%	34,000,000	33,889,014
04/26/2018	1.330%	40,000,000	39,828,395
06/21/2018	1.490%	40,000,000	39,717,699
Total			134,395,078
Total Treasury Bills (Cost $134,459,871)			134,395,078

U.S. Government & Agency Obligations 39.4%

Federal Home Loan Banks Discount Notes
03/02/2018	1.350%	98,000,000	97,771,856
Federal Home Loan Mortgage Corp. Discount Notes
07/02/2018	1.480%	40,000,000	39,702,480
Federal National Mortgage Association Discount Notes
01/03/2018	1.100%	80,000,000	79,987,994
Total U.S. Government & Agency Obligations (Cost $217,528,922)			217,462,330
Money Market Funds 30.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(b)	170,829,166	170,829,166
Total Money Market Funds (Cost $170,824,986)		170,829,166
Total Investments (Cost: $522,813,779)		522,686,574
Other Assets & Liabilities, Net		29,478,537
Net Assets		552,165,111

At December 31, 2017, securities and/or cash totaling $26,257,025 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	703	01/2018	USD	47,009,610	2,582,642	—
Coffee C	286	03/2018	USD	13,534,950	—	(375,185)
Copper	640	03/2018	USD	52,808,000	3,006,200	—
Corn	2,468	03/2018	USD	43,282,550	—	(500,653)
Cotton	202	03/2018	USD	7,941,630	996,599	—
Gold 100 oz.	530	02/2018	USD	69,392,900	1,345,965	—
HRW Wheat	761	03/2018	USD	16,256,862	—	(704,806)
Lead	26	01/2018	USD	1,613,788	—	(24,467)
Lean Hogs	271	02/2018	USD	7,780,410	158,210	—
Live Cattle	390	02/2018	USD	18,961,800	—	(881,522)
Natural Gas	1,248	02/2018	USD	36,266,880	2,023,555	—
Nickel	254	03/2018	USD	19,446,240	2,437,607	—
Primary Aluminum	547	03/2018	USD	31,062,762	3,208,401	—
RBOB Gasoline	314	02/2018	USD	23,913,800	740,024	—
Silver	387	03/2018	USD	33,175,575	688,935	—
Soybean	565	03/2018	USD	27,169,438	—	(914,133)
Soybean Meal	478	03/2018	USD	15,143,040	—	(786,548)
Soybean Oil	693	03/2018	USD	13,829,508	—	(138,826)
Sugar #11	756	02/2018	USD	12,836,275	454,398	—
Wheat	294	03/2018	USD	6,276,900	—	(267,256)
WTI Crude	666	02/2018	USD	40,253,040	2,325,175	—
Zinc	162	01/2018	USD	13,506,750	484,503	—
Total					20,452,214	(4,593,396)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	103,480,690	582,400,154	(515,051,678)	170,829,166	(2,592)	4,180	1,061,786	170,829,166
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Treasury Bills	134,395,078	—	—	—	134,395,078
U.S. Government & Agency Obligations	—	217,462,330	—	—	217,462,330
Money Market Funds	—	—	—	170,829,166	170,829,166
Total Investments	134,395,078	217,462,330	—	170,829,166	522,686,574
Derivatives
Asset
Futures Contracts	20,452,214	—	—	—	20,452,214
Liability
Futures Contracts	(4,593,396)	—	—	—	(4,593,396)
Total	150,253,896	217,462,330	—	170,829,166	538,545,392
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$351,988,793
Investments in affiliated issuers, at cost	170,824,986
Investments in unaffiliated issuers, at value	351,857,408
Investments in affiliated issuers, at value	170,829,166
Margin deposits on:
Futures contracts	26,257,025
Receivable for:
Capital shares sold	47,779
Dividends	159,530
Variation margin for futures contracts	3,766,167
Prepaid expenses	2,454
Total assets	552,919,529
Liabilities
Payable for:
Capital shares purchased	7,769
Variation margin for futures contracts	670,470
Management services fees	9,409
Distribution and/or service fees	105
Service fees	2,206
Compensation of board members	20,660
Compensation of chief compliance officer	103
Other expenses	43,696
Total liabilities	754,418
Net assets applicable to outstanding capital stock	$552,165,111
Represented by
Paid in capital	599,799,328
Excess of distributions over net investment income	(43,425,870)
Accumulated net realized loss	(19,939,960)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(131,385)
Investments - affiliated issuers	4,180
Futures contracts	15,858,818
Total - representing net assets applicable to outstanding capital stock	$552,165,111
Class 1
Net assets	$536,623,805
Shares outstanding	88,697,217
Net asset value per share	$6.05
Class 2
Net assets	$15,541,306
Shares outstanding	2,591,813
Net asset value per share	$6.00
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	9

Consolidated Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$1,061,786
Interest	3,013,835
Total income	4,075,621
Expenses:
Management services fees	3,069,259
Distribution and/or service fees
Class 2	33,851
Service fees
Class 1	11,924
Class 2	355
Transfer agent fees
Class 1	140,174
Class 2	3,826
Compensation of board members	19,714
Custodian fees	30,647
Printing and postage fees	9,957
Audit fees	37,803
Legal fees	10,359
Compensation of chief compliance officer	47
Other	18,681
Total expenses	3,386,597
Net investment income	689,024
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(63,554)
Investments — affiliated issuers	(2,592)
Futures contracts	(6,213,864)
Net realized loss	(6,280,010)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(113,559)
Investments — affiliated issuers	4,180
Futures contracts	15,278,318
Net change in unrealized appreciation (depreciation)	15,168,939
Net realized and unrealized gain	8,888,929
Net increase in net assets resulting from operations	$9,577,953
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$689,024	$(889,368)
Net realized gain (loss)	(6,280,010)	23,061,465
Net change in unrealized appreciation (depreciation)	15,168,939	1,065,794
Net increase in net assets resulting from operations	9,577,953	23,237,891
Distributions to shareholders
Net investment income
Class 1	(27,382,146)	—
Class 2	(806,582)	—
Total distributions to shareholders	(28,188,728)	—
Increase in net assets from capital stock activity	79,125,896	422,535,665
Total increase in net assets	60,515,121	445,773,556
Net assets at beginning of year	491,649,990	45,876,434
Net assets at end of year	$552,165,111	$491,649,990
Excess of distributions over net investment income	$(43,425,870)	$(9,733,023)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	11

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,727,256	46,319,672	68,498,849	416,133,163
Distributions reinvested	4,951,564	27,382,146	—	—
Redemptions	(13,765)	(81,553)	(6,484)	(36,963)
Net increase	12,665,055	73,620,265	68,492,365	416,096,200
Class 2
Subscriptions	1,244,620	7,506,080	1,543,078	9,409,591
Distributions reinvested	146,918	806,582	—	—
Redemptions	(479,718)	(2,807,031)	(499,273)	(2,970,126)
Net increase	911,820	5,505,631	1,043,805	6,439,465
Total net increase	13,576,875	79,125,896	69,536,170	422,535,665
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

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Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class 1
12/31/2017	$6.33	0.01	0.07	0.08	(0.36)
12/31/2016	$5.61	(0.02)	0.74	0.72	—
12/31/2015	$7.34	(0.05)	(1.68)	(1.73)	—
12/31/2014	$9.32	(0.07)	(1.91)	(1.98)	—
12/31/2013 (c)	$9.86	(0.05)	(0.49)	(0.54)	—
Class 2
12/31/2017	$6.27	(0.01)	0.08	0.07	(0.34)
12/31/2016	$5.58	(0.04)	0.73	0.69	—
12/31/2015	$7.32	(0.07)	(1.67)	(1.74)	—
12/31/2014	$9.32	(0.09)	(1.91)	(2.00)	—
12/31/2013 (c)	$9.86	(0.06)	(0.48)	(0.54)	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Based on operations from April 30, 2013 (fund commencement of operations) through the stated period end.
(d)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$6.05	1.80%	0.69%	0.69%	0.15%	0%	$536,624
—	$6.33	12.83%	0.74%	0.74%	(0.39%)	0%	$481,110
—	$5.61	(23.57%)	0.88%	0.88%	(0.77%)	0%	$42,326
—	$7.34	(21.24%)	0.78%	0.78%	(0.71%)	0%	$66,873
—	$9.32	(5.48%)	0.85% (d)	0.85% (d)	(0.77%) (d)	449%	$120,651

(0.34)	$6.00	1.71%	0.94%	0.94%	(0.09%)	0%	$15,541
—	$6.27	12.37%	0.99%	0.99%	(0.63%)	0%	$10,540
—	$5.58	(23.77%)	1.15%	1.15%	(1.02%)	0%	$3,550
—	$7.32	(21.46%)	1.03%	1.03%	(0.96%)	0%	$1,492
—	$9.32	(5.48%)	1.09% (d)	1.09% (d)	(1.02%) (d)	449%	$664
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	15

Notes to Consolidated Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2017, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	15.00%
Net assets	$82,829,893
Net investment income (loss)	22,033
Net realized gain (loss)	(6,215,177)
Net change in unrealized appreciation (depreciation)	15,279,619
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	17

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	20,452,214*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	4,593,396*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(6,213,864)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	15,278,318
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	496,791,090

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	19

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,233.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	1.01%	1.12%
Class 2	1.26	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(6,193,143)	—	6,193,143
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,188,728	—	28,188,728	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
641,361	—	(65,318)	(33,411,892)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
582,823,782	3,104,423	(36,516,315)	(33,411,892)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	65,318	—	65,318	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2017, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund,
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
December 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 97.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	25

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio - Commodity Strategy Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") and its subsidiary as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiary as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period April 30, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2017

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Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6628 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	24.37	15.92	7.81
Class 2*	05/03/10	24.07	15.64	7.57
Class 3	10/13/81	24.22	15.78	7.70
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Facebook, Inc., Class A	3.4
JPMorgan Chase & Co.	3.3
Boeing Co. (The)	2.6
Pfizer, Inc.	2.5
Cisco Systems, Inc.	2.4
Citigroup, Inc.	2.4
Altria Group, Inc.	2.3
Apple, Inc.	2.3
Merck & Co., Inc.	2.2
Microsoft Corp.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.1
Consumer Staples	8.6
Energy	6.1
Financials	14.6
Health Care	14.4
Industrials	10.0
Information Technology	23.5
Materials	2.7
Real Estate	3.0
Telecommunication Services	1.8
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At December 31, 2017, approximately 75.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 24.22%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 21.83% for the same time period. The Fund’s performance advantage over the benchmark was driven by the strength of the team’s quantitative models, which resulted in strong security selection in the industrials, energy and consumer staples sectors. We seek to keep sector holdings generally in line with the benchmark, and our strategy is based on individual quantitative stock selection.
Confident investors drove markets higher in 2017
The year 2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were confident about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
This favorable backdrop proved supportive for stocks with the highest sensitivity to economic growth, particularly in information technology. Conversely, defensive and higher dividend yielding stocks generally lagged. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%.
Performance highlights
Our quantitative models made a strong contribution to Fund results for the year. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, performance of the models was strong and worked as expected. Stocks rated 1 and 2 by the models outperformed, while those rated 4 and 5 underperformed. Our quality and catalyst models performed particularly well. The strategy strives to be essentially sector neutral, so allocation had a muted impact on overall returns. Among individual Fund holdings, Boeing was a top contributor to returns. Shares of the aerospace giant climbed steadily throughout the year, based on expectations regarding increases in global passenger traffic growth, higher defense spending and tax reform. We also did well to avoid owning General Electric, whose shares dropped substantially on declining cash flow and a cut to its dividend.
4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
While performance was strong overall, the Fund’s value model provided mixed results. While 1-rated stocks by the model outperformed, performance of 2-rated stocks were roughly in line with the benchmark and 5-rated securities (deemed least attractive) actually outperformed. An underweight in Amazon was the biggest individual detractor for the portfolio. The e-commerce giant saw its shares climb significantly based on many factors, including recent acquisitions, reports of expansion into new fields, growing market share and a record year for e-commerce in general.
Portfolio activity
By design, we keep the Fund’s sector positioning in line with the benchmark, and there were no material changes to positioning during the year. However, we reviewed and enhanced the Fund’s quantitative model that ranks semiconductor companies. As the semiconductor industry has evolved and matured, we updated the model to include characteristics that are now more relevant in the industry, such as free cash flow and dividend factors.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,139.60	1,021.64	3.52	3.33	0.66
Class 2	1,000.00	1,000.00	1,138.60	1,020.39	4.85	4.58	0.91
Class 3	1,000.00	1,000.00	1,139.10	1,021.04	4.16	3.93	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	105,500	10,130,110
Royal Caribbean Cruises Ltd.	569,300	67,906,104
Total		78,036,214
Household Durables 0.1%
PulteGroup, Inc.	198,900	6,613,425
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.(a)	9,600	11,226,912
Expedia, Inc.	54,300	6,503,511
Liberty Interactive Corp., Class A(a)	643,800	15,721,596
Total		33,452,019
Leisure Products 0.5%
Hasbro, Inc.	317,300	28,839,397
Media 3.3%
Charter Communications, Inc., Class A(a)	322,500	108,347,100
Comcast Corp., Class A	879,400	35,219,970
News Corp., Class A	2,473,400	40,093,814
Total		183,660,884
Multiline Retail 0.4%
Target Corp.	336,600	21,963,150
Specialty Retail 4.1%
Best Buy Co., Inc.	1,592,200	109,017,934
Home Depot, Inc. (The)	340,400	64,516,012
Ross Stores, Inc.	572,400	45,935,100
TJX Companies, Inc. (The)	135,700	10,375,622
Total		229,844,668
Textiles, Apparel & Luxury Goods 1.7%
Ralph Lauren Corp.	892,700	92,564,063
Total Consumer Discretionary		674,973,820
Consumer Staples 8.6%
Food & Staples Retailing 3.9%
CVS Health Corp.	1,452,500	105,306,250
Wal-Mart Stores, Inc.	1,151,200	113,681,000
Total		218,987,250
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.7%
Campbell Soup Co.	135,600	6,523,716
Tyson Foods, Inc., Class A	1,069,900	86,736,793
Total		93,260,509
Household Products 0.7%
Procter & Gamble Co. (The)	428,500	39,370,580
Tobacco 2.3%
Altria Group, Inc.	1,781,900	127,245,479
Total Consumer Staples		478,863,818
Energy 6.1%
Energy Equipment & Services 0.3%
Halliburton Co.	294,100	14,372,667
Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	689,500	86,318,505
ConocoPhillips	2,141,800	117,563,402
Valero Energy Corp.	1,293,200	118,858,012
Total		322,739,919
Total Energy		337,112,586
Financials 14.5%
Banks 6.8%
Bank of America Corp.	849,800	25,086,096
Citigroup, Inc.	1,791,900	133,335,279
Citizens Financial Group, Inc.	341,000	14,315,180
JPMorgan Chase & Co.	1,714,200	183,316,548
PNC Financial Services Group, Inc. (The)	159,700	23,043,113
Total		379,096,216
Capital Markets 3.4%
Franklin Resources, Inc.	1,382,800	59,916,724
S&P Global, Inc.	678,300	114,904,020
State Street Corp.	124,600	12,162,206
T. Rowe Price Group, Inc.	51,500	5,403,895
Total		192,386,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.3%
Allstate Corp. (The)	988,500	103,505,835
Aon PLC	262,400	35,161,600
Marsh & McLennan Companies, Inc.	556,800	45,317,952
Prudential Financial, Inc.	466,400	53,626,672
Total		237,612,059
Total Financials		809,095,120
Health Care 14.4%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.(a)	245,400	29,347,386
Biogen, Inc.(a)	100,500	32,016,285
BioMarin Pharmaceutical, Inc.(a)	133,800	11,930,946
Celgene Corp.(a)	237,200	24,754,192
Gilead Sciences, Inc.	298,400	21,377,376
TESARO, Inc.(a)	107,800	8,933,386
Vertex Pharmaceuticals, Inc.(a)	186,000	27,873,960
Total		156,233,531
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	1,611,600	104,173,824
Health Care Providers & Services 3.2%
Centene Corp.(a)	930,200	93,838,576
Express Scripts Holding Co.(a)	1,140,000	85,089,600
Total		178,928,176
Pharmaceuticals 6.5%
Eli Lilly & Co.	441,200	37,263,752
Johnson & Johnson	435,000	60,778,200
Merck & Co., Inc.	2,188,400	123,141,268
Pfizer, Inc.	3,873,800	140,309,036
Total		361,492,256
Total Health Care		800,827,787
Industrials 9.9%
Aerospace & Defense 2.6%
Boeing Co. (The)	490,000	144,505,900
Airlines 1.5%
Southwest Airlines Co.	1,275,500	83,481,475
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.4%
AMETEK, Inc.	334,500	24,241,215
Rockwell Automation, Inc.	265,800	52,189,830
Total		76,431,045
Industrial Conglomerates 2.1%
Honeywell International, Inc.	780,100	119,636,136
Professional Services 0.1%
Nielsen Holdings PLC	108,100	3,934,840
Road & Rail 0.5%
Union Pacific Corp.	218,300	29,274,030
Trading Companies & Distributors 1.7%
WW Grainger, Inc.	408,500	96,508,125
Total Industrials		553,771,551
Information Technology 23.5%
Communications Equipment 3.2%
Cisco Systems, Inc.	3,533,000	135,313,900
F5 Networks, Inc.(a)	333,700	43,788,114
Total		179,102,014
Internet Software & Services 6.3%
Alphabet, Inc., Class A(a)	55,300	58,253,020
Facebook, Inc., Class A(a)	1,082,400	191,000,304
VeriSign, Inc.(a)	860,700	98,498,508
Total		347,751,832
IT Services 2.0%
MasterCard, Inc., Class A	750,100	113,535,136
Semiconductors & Semiconductor Equipment 2.9%
Broadcom Ltd.	437,700	112,445,130
Intel Corp.	1,092,200	50,415,952
Total		162,861,082
Software 6.5%
Adobe Systems, Inc.(a)	669,200	117,270,608
Cadence Design Systems, Inc.(a)	545,500	22,812,810
Electronic Arts, Inc.(a)	941,400	98,903,484
Microsoft Corp.	1,404,000	120,098,160
Total		359,085,062

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.(b)	739,800	125,196,354
HP, Inc.	944,500	19,843,945
Total		145,040,299
Total Information Technology		1,307,375,425
Materials 2.7%
Chemicals 2.3%
Eastman Chemical Co.	150,800	13,970,112
LyondellBasell Industries NV, Class A	1,032,100	113,861,272
Total		127,831,384
Containers & Packaging 0.1%
Packaging Corp. of America	77,500	9,342,625
Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	834,300	15,818,328
Total Materials		152,992,337
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
American Tower Corp.	727,200	103,749,624
Host Hotels & Resorts, Inc.	396,600	7,872,510
SBA Communications Corp.(a)	322,800	52,732,608
Total		164,354,742
Total Real Estate		164,354,742
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	2,577,900	100,228,752
Total Telecommunication Services		100,228,752
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.2%
Electric Utilities 1.6%
Entergy Corp.	973,300	79,216,887
Xcel Energy, Inc.	276,100	13,283,171
Total		92,500,058
Multi-Utilities 1.6%
Ameren Corp.	117,800	6,949,022
CenterPoint Energy, Inc.	2,831,600	80,304,176
Total		87,253,198
Total Utilities		179,753,256
Total Common Stocks (Cost $4,523,545,438)		5,559,349,194

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(d)	15,644,032	15,644,032
Total Money Market Funds (Cost $15,643,921)		15,644,032
Total Investments (Cost: $4,539,189,359)		5,574,993,226
Other Assets & Liabilities, Net		(3,214,088)
Net Assets		5,571,779,138

At December 31, 2017, securities and/or cash totaling $1,455,378 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	159	03/2018	USD	21,274,200	173,896	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	19,792,593	356,795,435	(360,943,996)	15,644,032	(1,666)	904	280,187	15,644,032
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	674,973,820	—	—	—	674,973,820
Consumer Staples	478,863,818	—	—	—	478,863,818
Energy	337,112,586	—	—	—	337,112,586
Financials	809,095,120	—	—	—	809,095,120
Health Care	800,827,787	—	—	—	800,827,787
Industrials	553,771,551	—	—	—	553,771,551
Information Technology	1,307,375,425	—	—	—	1,307,375,425
Materials	152,992,337	—	—	—	152,992,337
Real Estate	164,354,742	—	—	—	164,354,742
Telecommunication Services	100,228,752	—	—	—	100,228,752
Utilities	179,753,256	—	—	—	179,753,256
Total Common Stocks	5,559,349,194	—	—	—	5,559,349,194
Money Market Funds	—	—	—	15,644,032	15,644,032
Total Investments	5,559,349,194	—	—	15,644,032	5,574,993,226
Derivatives
Asset
Futures Contracts	173,896	—	—	—	173,896
Total	5,559,523,090	—	—	15,644,032	5,575,167,122
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	11

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$4,523,545,438
Investments in affiliated issuers, at cost	15,643,921
Investments in unaffiliated issuers, at value	5,559,349,194
Investments in affiliated issuers, at value	15,644,032
Receivable for:
Capital shares sold	89,344
Dividends	5,719,252
Variation margin for futures contracts	27,229
Prepaid expenses	11,530
Total assets	5,580,840,581
Liabilities
Payable for:
Capital shares purchased	5,673,381
Variation margin for futures contracts	92,150
Management services fees	2,781,752
Distribution and/or service fees	136,588
Service fees	65,274
Compensation of board members	152,774
Compensation of chief compliance officer	1,095
Other expenses	158,429
Total liabilities	9,061,443
Net assets applicable to outstanding capital stock	$5,571,779,138
Represented by
Trust capital	$5,571,779,138
Total - representing net assets applicable to outstanding capital stock	$5,571,779,138
Class 1
Net assets	$4,219,124,123
Shares outstanding	86,736,837
Net asset value per share	$48.64
Class 2
Net assets	$23,671,006
Shares outstanding	495,870
Net asset value per share	$47.74
Class 3
Net assets	$1,328,984,009
Shares outstanding	27,595,533
Net asset value per share	$48.16
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$126,560,176
Dividends — affiliated issuers	280,187
Total income	126,840,363
Expenses:
Management services fees	32,503,049
Distribution and/or service fees
Class 2	51,242
Class 3	1,570,518
Service fees
Class 1	293,983
Class 2	1,596
Class 3	94,192
Transfer agent fees
Class 1	1,118,943
Class 2	5,816
Class 3	371,434
Compensation of board members	100,641
Custodian fees	40,833
Printing and postage fees	286,815
Audit fees	30,961
Legal fees	48,048
Compensation of chief compliance officer	1,017
Other	87,446
Total expenses	36,606,534
Net investment income	90,233,829
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	392,030,816
Investments — affiliated issuers	(1,666)
Futures contracts	8,615,721
Net realized gain	400,644,871
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	637,074,521
Investments — affiliated issuers	904
Futures contracts	297,250
Net change in unrealized appreciation (depreciation)	637,372,675
Net realized and unrealized gain	1,038,017,546
Net increase in net assets resulting from operations	$1,128,251,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$90,233,829	$74,866,001
Net realized gain	400,644,871	68,665,506
Net change in unrealized appreciation (depreciation)	637,372,675	215,238,565
Net increase in net assets resulting from operations	1,128,251,375	358,770,072
Increase (decrease) in net assets from capital stock activity	(372,389,255)	218,229,689
Total increase in net assets	755,862,120	576,999,761
Net assets at beginning of year	4,815,917,018	4,238,917,257
Net assets at end of year	$5,571,779,138	$4,815,917,018
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,368,267	100,913,322	17,756,272	647,064,431
Redemptions	(7,256,896)	(314,672,665)	(7,393,873)	(270,736,434)
Net increase (decrease)	(4,888,629)	(213,759,343)	10,362,399	376,327,997
Class 2
Subscriptions	67,409	2,864,533	73,246	2,649,143
Redemptions	(49,784)	(2,077,562)	(68,933)	(2,476,419)
Net increase	17,625	786,971	4,313	172,724
Class 3
Subscriptions	13,047	557,924	25,204	863,396
Redemptions	(3,730,451)	(159,974,807)	(4,373,318)	(159,134,428)
Net decrease	(3,717,404)	(159,416,883)	(4,348,114)	(158,271,032)
Total net increase (decrease)	(8,588,408)	(372,389,255)	6,018,598	218,229,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$39.11	0.77	8.76	9.53
12/31/2016	$36.19	0.62	2.30	2.92
12/31/2015	$35.87	0.57	(0.25)	0.32
12/31/2014	$31.09	0.48	4.30	4.78
12/31/2013	$23.24	0.39	7.46	7.85
Class 2
12/31/2017	$38.48	0.65	8.61	9.26
12/31/2016	$35.69	0.52	2.27	2.79
12/31/2015	$35.47	0.47	(0.25)	0.22
12/31/2014	$30.82	0.38	4.27	4.65
12/31/2013	$23.09	0.33	7.40	7.73
Class 3
12/31/2017	$38.77	0.71	8.68	9.39
12/31/2016	$35.92	0.57	2.28	2.85
12/31/2015	$35.65	0.52	(0.25)	0.27
12/31/2014	$30.94	0.42	4.29	4.71
12/31/2013	$23.15	0.35	7.44	7.79

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$48.64	24.37%	0.68%	0.68%	1.79%	69%	$4,219,124
$39.11	8.07%	0.71%	0.71%	1.70%	80%	$3,583,512
$36.19	0.89%	0.73%	0.73%	1.58%	78%	$2,941,017
$35.87	15.38%	0.74%	0.74%	1.45%	76%	$1,399,482
$31.09	33.78%	0.79%	0.79%	1.37%	69%	$618,147

$47.74	24.07%	0.93%	0.93%	1.54%	69%	$23,671
$38.48	7.82%	0.96%	0.96%	1.45%	80%	$18,402
$35.69	0.62%	0.98%	0.98%	1.31%	78%	$16,917
$35.47	15.09%	1.00%	1.00%	1.17%	76%	$9,531
$30.82	33.48%	1.04%	1.04%	1.21%	69%	$3,723

$48.16	24.22%	0.81%	0.81%	1.67%	69%	$1,328,984
$38.77	7.94%	0.83%	0.83%	1.58%	80%	$1,214,003
$35.92	0.76%	0.85%	0.85%	1.44%	78%	$1,280,983
$35.65	15.22%	0.87%	0.87%	1.30%	76%	$1,411,277
$30.94	33.65%	0.92%	0.92%	1.31%	69%	$1,404,866
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	173,896*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	8,615,721

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	297,250
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	27,820,696

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.63% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $5,603.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation.
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 1	0.75%
Class 2	1.00
Class 3	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,549,646,334 and $3,813,827,820, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants,
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	25

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
26	| Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017	31

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2017

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Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-2005 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Balanced Fund (the Fund) seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Co-Lead Portfolio Manager
Managed Fund since 2011
Leonard Aplet, CFA
Co-Lead Portfolio Manager
Managed Fund since 2011
Brian Lavin, CFA
Co-Portfolio Manager
Managed Fund since 2011
Gregory Liechty
Co-Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	14.66	10.77	6.69
Class 2*	06/25/14	14.42	10.52	6.49
Class 3	04/30/86	14.52	10.64	6.63
Blended Benchmark		14.21	10.25	6.98
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Apple, Inc.	2.7
JPMorgan Chase & Co.	2.5
Berkshire Hathaway, Inc., Class B	2.2
Facebook, Inc., Class A	2.1
Microsoft Corp.	2.1
Citigroup, Inc.	2.0
Alphabet, Inc., Class C	2.0
Philip Morris International, Inc.	1.9
Wells Fargo & Co.	1.9
FedEx Corp.	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	2.9
Commercial Mortgage-Backed Securities - Agency	1.8
Commercial Mortgage-Backed Securities - Non-Agency	2.1
Common Stocks	62.0
Corporate Bonds & Notes	11.4
Exchange-Traded Funds	0.4
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	0.6
Money Market Funds	6.0
Residential Mortgage-Backed Securities - Agency	7.7
Residential Mortgage-Backed Securities - Non-Agency	1.2
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	1.3
U.S. Treasury Obligations	2.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.8
Consumer Staples	8.1
Energy	7.5
Financials	17.6
Health Care	13.7
Industrials	7.5
Information Technology	24.5
Materials	3.2
Real Estate	1.3
Telecommunication Services	3.1
Utilities	0.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 14.52%. The Fund modestly outperformed its Blended Benchmark, which returned 14.21% for the same time period. During the same 12 months, the S&P 500 Index returned 21.83% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.
The Fund’s overweight in stocks aided performance, as stocks solidly outperformed bonds for the year. The Fund’s stock portfolio performed in line with its equity benchmark, as individual stock selection and sector allocation aided results. The Fund’s fixed-income component outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
Exuberant investors drove markets higher in 2017
2017 was a tumultuous year in U.S. politics and around the globe, as tensions with North Korea and Iran remained high. Yet investors were exuberant about the prospects for stronger economic growth and lower taxes and continued to drive the financial markets higher. Economic growth picked up, as gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month during the year. Wage growth failed to keep pace with job growth, but there was hope that lower corporate tax rates would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Global growth and a weaker dollar boosted exports. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
The Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017, citing solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% to 1.0% and ended the year at 1.25% to 1.50%. Short-term rates rose, but the 10-year Treasury benchmark closed the year approximately where it started.
Equity returns were especially strong in 2017. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology was the strongest-performing equity market sector in 2017.
Contributors and detractors: equities
Technology stocks delivered impressive gains for the Fund, with the strongest contributions to return from Apple, Facebook and Microsoft. Activision Blizzard was another particular standout. The impact of all four top contributors was amplified relative to the equity benchmark, because they were overweights in the portfolio. The Fund had no exposure to IBM, which benefited performance as the company lost ground in 2017.
Within the consumer discretionary sector, Marriott was a strong performer. The company executed its merger with Starwood well, while the industry as a whole benefited from a strong economy. PVH, a retailer of premium clothing brands Tommy Hilfiger and Calvin Klein, continued to benefit from robust sales in Europe. Home improvement retailer Lowe’s also posted strong returns due to a solid U.S. housing and home improvement market. These gains helped offset the impact of a position in CVS Caremark, which lost ground during the period. Concerns about potential competition from Amazon helped drive CVS lower. An overweight in Newell Brands also detracted from the Fund’s relative returns, as earnings slowed more than expected and investors became concerned about the company’s ability to integrate its recent acquisition of Jarden. We sold the stock.
In the financials sector many companies benefited from strong global macroeconomic growth and higher interest rates, which helped bolster profits. Anticipation of federal tax reform, which Congress passed just before year end, also benefited the sector. Within financials, S&P Global, Blackrock and JP Morgan were top contributors to Fund results.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Although the Fund lagged the equity benchmark in health care, Vertex Pharmaceuticals was a strong performer. Vertex shares more than doubled during the year. The Vertex gains helped offset underperformance from Allergan and Celgene in the biotechnology industry. Both underperformed because of concerns about expiring patents and competition from generic drug makers. For Allergan, the key concern was the looming expiration of its patent for Restasis, while Celgene will see its patent for Revlimid expire early in the next decade.
Stock selection in the industrials sector also detracted from the Fund’s results. A position in General Electric was a drag on returns. Also, the Fund had no exposure to some of the sector’s biggest gainers, including Boeing and Caterpillar.
Contributors and detractors: fixed income
Despite the Federal Reserve’s three short-term interest rate increases in 2017, the yield on the 10-year Treasury ended the year nearly unchanged. Against that backdrop, the Fund benefited by maintaining an average duration that was shorter than its fixed-income benchmark. Duration is a measure of interest-rate sensitivity.
Non-Treasury taxable bond sectors produced strong returns relative to similar duration Treasuries, the result of strong investor demand for yield in a global environment of low interest rates. Corporate spreads continue to tighten despite record new issuance. Within the corporate bond market, all major investment-grade subsectors posted higher returns than similar duration Treasuries, led by basic industry, wireless communication and insurance sectors. Lower rated bonds outperformed investment-grade bonds, and the Fund’s small allocation to the high-yield sector boosted returns. Within structured securities, commercial mortgage-backed securities (CMBS) and AAA auto asset-backed securities (ABS) outperformed. The CMBS sector continued to be the Fund’s largest overweight relative to the fixed-income benchmark in securitized products.
The Fund’s strategic underweight in Government National Mortgage Association (GNMA) mortgages versus the fixed-income benchmark detracted from relative performance, as GNMAs outperformed Treasuries. However, this was mitigated by an overweight in conventional mortgages, which delivered solid returns.
At period’s end
During the last quarter of 2017, momentum investors drove the equity market higher. Traders embraced a relatively small number of technology and growth stocks, which caused the Fund’s equity performance to lag the broader market index during the year’s final months. As always, we will continue to execute our contrarian approach to equity investing, seeking to identify solid opportunities for long-term capital growth.
The Fund remained underweight in U.S. government securities relative to its fixed-income benchmark, while maintaining an overweight in CMBS and ABS, as they continued to offer attractive yields versus Treasuries. Within the CMBS market, the Fund was weighted toward AAA super senior bonds, as well as current-pay GNMA, government-backed, project loan tranches. Within corporate bonds, the Fund maintained an overweight in the banking, communications, insurance and electric utility sectors. At period’s end, the Fund’s duration remained shorter than that of the fixed-income benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,065.30	1,021.19	3.86	3.78	0.75
Class 2	1,000.00	1,000.00	1,064.30	1,019.95	5.15	5.04	1.00
Class 3	1,000.00	1,000.00	1,064.70	1,020.54	4.53	4.43	0.88
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2016-3 Class A
11/12/2020	1.700%	187,125	186,847
Series 2016-4 Class A
06/12/2020	1.500%	310,103	309,794
ARI Fleet Lease Trust(a)
Series 2015-A Class A2
11/15/2018	1.110%	18,893	18,888
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	800,000	792,472
BMW Vehicle Lease Trust
Series 2016-2 Class A2
01/22/2019	1.230%	169,262	169,048
CarFinance Capital Auto Trust(a)
Series 2015-1A Class A
06/15/2021	1.750%	81,728	81,591
CCG Receivables Trust(a)
Series 2015-1 Class A2
11/14/2018	1.460%	41,600	41,594
Chesapeake Funding II LLC(a)
Series 2017-3A Class A1
08/15/2029	1.910%	615,000	611,995
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A3
07/15/2021	1.640%	1,850,000	1,839,872
Diamond Resorts Owner Trust(a)
Series 2013-2 Class A
05/20/2026	2.270%	133,140	132,776
DT Auto Owner Trust(a)
Series 2016-4A Class A
11/15/2019	1.440%	96,838	96,810
Exeter Automobile Receivables Trust(a)
Series 2016-1A Class A
07/15/2020	2.350%	64,728	64,688
Series 2016-3A Class A
11/16/2020	1.840%	237,934	237,665
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	2,600,000	2,604,877
Ford Credit Floorplan Master Owner Trust
Series 2015-1 Class A1
01/15/2020	1.420%	937,000	936,833
Ford Credit Floorplan Master Owner Trust A
Series 2016-5 Class 1A
11/15/2021	1.950%	1,375,000	1,369,140
Series 2017-1 Class A1
05/15/2022	2.070%	1,650,000	1,644,986
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Automobile Leasing Trust
Series 2016-3 Class A3
12/20/2019	1.610%	460,000	458,471
Series 2017-2 Class A3
09/21/2020	2.020%	725,000	722,837
GMF Floorplan Owner Revolving Trust(a)
Series 2017-1 Class A1
01/18/2022	2.220%	900,000	897,794
Hertz Fleet Lease Funding LP(a)
Series 2016-1 Class A2
04/10/2030	1.960%	1,239,456	1,232,035
Hertz Vehicle Financing II LP(a)
Series 2016-3A Class A
07/25/2020	2.270%	1,025,000	1,019,885
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	272,396	270,517
Series 2014-AA Class A
11/25/2026	1.770%	406,505	399,688
Hyundai Auto Lease Securitization Trust(a)
Series 2017-A Class A2A
07/15/2019	1.560%	555,998	555,175
Hyundai Floorplan Master Owner Trust(a)
Series 2016-1A Class A2
03/15/2021	1.810%	1,815,000	1,809,744
John Deere Owner Trust
Series 2017-B Class A3
10/15/2021	1.820%	660,000	655,580
Kubota Credit Owner Trust(a)
Series 2016-1A Class A3
07/15/2020	1.500%	675,000	670,287
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	257,281	255,876
Series 2016-1A Class A
12/20/2033	2.250%	651,102	644,143
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	472,039	470,847
New York City Tax Lien Trust(a)
Series 2016-A Class A
11/10/2029	1.470%	115,964	115,309
Series 2017-A Class A
11/10/2030	1.870%	570,390	568,205
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	925,000	922,454

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.910%	650,000	647,564
OneMain Direct Auto Receivables Trust(a)
Series 2016-1A Class A
01/15/2021	2.040%	64,340	64,327
Santander Drive Auto Receivables Trust
Series 2016-3 Class A2
11/15/2019	1.340%	156,106	156,048
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	659,985	642,826
SLM Private Education Loan Trust(a)
Series 2012-A Class A2
01/17/2045	3.830%	883,377	892,895
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	796,586	792,590
TAL Advantage V LLC(a)
Series 2014-2A Class A1
05/20/2039	1.700%	72,575	72,450
Verizon Owner Trust(a)
Series 2016-1A Class A
01/20/2021	1.420%	1,550,000	1,539,258
Series 2016-2A Class A
05/20/2021	1.680%	2,000,000	1,986,318
Series 2017-1A Class A
09/20/2021	2.060%	875,000	871,950
Series 2017-2A Class A
12/20/2021	1.920%	475,000	471,892
Westlake Automobile Receivables Trust(a)
Series 2016-3A Class A2
10/15/2019	1.420%	433,779	433,188
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/2022	1.930%	2,600,000	2,583,855
Total Asset-Backed Securities — Non-Agency (Cost $34,135,424)			33,963,884

Commercial Mortgage-Backed Securities - Agency 1.8%

Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	970,658	968,169
CMO Series 2013-12 Class A
10/16/2042	1.410%	1,339,860	1,307,171
CMO Series 2013-126 Class AB
04/16/2038	1.540%	801,413	785,651
CMO Series 2013-146 Class AH
08/16/2040	2.000%	694,781	689,875
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-17 Class AH
10/16/2043	1.558%	745,960	724,717
CMO Series 2013-194 Class AB
05/16/2038	2.250%	462,735	461,046
CMO Series 2013-2 Class AB
12/16/2042	1.600%	480,898	474,899
CMO Series 2013-30 Class A
05/16/2042	1.500%	1,315,602	1,280,173
CMO Series 2013-32 Class AB
01/16/2042	1.900%	521,913	514,359
CMO Series 2013-33 Class A
07/16/2038	1.061%	1,441,565	1,399,769
CMO Series 2013-40 Class A
10/16/2041	1.511%	706,402	693,478
CMO Series 2013-50 Class AH
06/16/2039	2.100%	843,701	835,699
CMO Series 2013-57 Class A
06/16/2037	1.350%	1,922,066	1,880,761
CMO Series 2013-61 Class A
01/16/2043	1.450%	908,172	880,056
CMO Series 2013-73 Class AE
01/16/2039	1.350%	1,509,882	1,473,116
CMO Series 2013-78 Class AB
07/16/2039	1.624%	901,821	890,304
CMO Series 2014-24 Class BA
07/16/2038	2.100%	586,018	583,120
CMO Series 2014-64 Class A
02/16/2045	2.200%	514,641	512,392
CMO Series 2014-67 Class AE
05/16/2039	2.150%	293,207	294,703
CMO Series 2015-109 Class A
02/16/2040	2.528%	482,608	479,684
CMO Series 2015-21 Class A
11/16/2042	2.600%	721,658	722,837
CMO Series 2015-5 Class KA
11/16/2039	2.500%	413,368	409,258
CMO Series 2015-78 Class A
06/16/2040	2.918%	984,392	983,752
CMO Series 2015-85 Class AF
05/16/2044	2.400%	369,104	366,131
Series 2013-45 Class A
10/16/2040	1.450%	1,402,124	1,377,963

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-47 Class AB
08/16/2040	2.250%	68,484	68,407
Total Commercial Mortgage-Backed Securities - Agency (Cost $21,539,014)			21,057,490

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

American Homes 4 Rent(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,260,500	1,287,732
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,230,281	1,279,549
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,366,957	1,413,699
Series 2015-SFR2 Class A
10/17/2045	3.732%	746,592	774,814
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	235,644	240,181
CGGS Commercial Mortgage Trust(a)
Series 2016-RNDA Class AFX
02/10/2033	2.757%	2,017,642	2,017,442
Colony Multifamily Mortgage Trust(a)
Series 2014-1 Class A
04/20/2050	2.543%	110,619	109,966
Commercial Mortgage Pass-Through Certificates
Series 2014-CR14 Class A2
02/10/2047	3.147%	1,675,000	1,689,086
Commercial Mortgage Trust
Series 2013-CR6 Class A2
03/10/2046	2.122%	214,541	214,424
Series 2013-LC13 Class A2
08/10/2046	3.009%	2,725,000	2,738,976
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	225,000	237,314
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	141,499	144,090
GS Mortgage Securities Trust(a)
Series 2011-GC3 Class A4
03/10/2044	4.753%	1,000,252	1,053,253
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A2
08/15/2046	3.019%	832,643	838,327
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2009-IWST Class A2
12/05/2027	5.633%	500,000	523,496
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-C3 Class A4
02/15/2046	4.717%	650,000	682,818
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2010-CNTR Class A2
08/05/2032	4.311%	507,848	521,931
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 Class A1
08/15/2047	1.551%	469,458	467,414
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	450,000	475,722
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	975,000	967,872
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,748,366	2,758,044
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	1,725,000	1,734,489
Series 2012-C9 Class ASB
11/15/2045	2.445%	909,512	910,657
Series 2013-C15 Class A3
08/15/2046	3.881%	1,725,000	1,811,349
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $24,930,205)			24,892,645

Common Stocks 62.4%
Issuer	Shares	Value ($)
Consumer Discretionary 8.0%
Hotels, Restaurants & Leisure 1.5%
Marriott International, Inc., Class A	31,586	4,287,168
McDonald’s Corp.	30,425	5,236,751
Royal Caribbean Cruises Ltd.	12,260	1,462,373
Starbucks Corp.	103,675	5,954,055
Total		16,940,347
Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.(c)	7,225	8,449,421
Expedia, Inc.	34,590	4,142,844
Total		12,592,265
Media 1.6%
Comcast Corp., Class A	475,899	19,059,755
Multiline Retail 0.5%
Dollar General Corp.	65,370	6,080,064

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.0%
AutoZone, Inc.(c)	6,199	4,409,783
Lowe’s Companies, Inc.	198,299	18,429,909
Total		22,839,692
Textiles, Apparel & Luxury Goods 1.3%
PVH Corp.	59,231	8,127,085
Tapestry, Inc.	158,335	7,003,157
Total		15,130,242
Total Consumer Discretionary		92,642,365
Consumer Staples 5.1%
Beverages 0.9%
PepsiCo, Inc.	89,424	10,723,726
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	17,900	3,331,548
CVS Health Corp.	75,871	5,500,647
SYSCO Corp.	127,390	7,736,395
Total		16,568,590
Food Products 0.9%
ConAgra Foods, Inc.	88,030	3,316,090
Mondelez International, Inc., Class A	161,750	6,922,900
Total		10,238,990
Tobacco 1.9%
Philip Morris International, Inc.	200,935	21,228,783
Total Consumer Staples		58,760,089
Energy 4.7%
Energy Equipment & Services 0.7%
Halliburton Co.	166,170	8,120,728
Oil, Gas & Consumable Fuels 4.0%
Canadian Natural Resources Ltd.	298,179	10,650,954
Chevron Corp.	101,911	12,758,238
EOG Resources, Inc.	79,298	8,557,047
Exxon Mobil Corp.	173,630	14,522,413
Total		46,488,652
Total Energy		54,609,380
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 11.0%
Banks 6.0%
Citigroup, Inc.	295,529	21,990,313
JPMorgan Chase & Co.	255,595	27,333,329
Wells Fargo & Co.	337,551	20,479,219
Total		69,802,861
Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	194,923	10,498,553
BlackRock, Inc.	6,323	3,248,188
Morgan Stanley	241,070	12,648,943
S&P Global, Inc.	15,485	2,623,159
Total		29,018,843
Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B(c)	122,137	24,209,996
Insurance 0.4%
American International Group, Inc.	62,110	3,700,514
Aon PLC	8,170	1,094,780
Total		4,795,294
Total Financials		127,826,994
Health Care 8.5%
Biotechnology 2.2%
Alexion Pharmaceuticals, Inc.(c)	35,215	4,211,362
Biogen, Inc.(c)	35,605	11,342,685
Celgene Corp.(c)	74,195	7,742,990
Vertex Pharmaceuticals, Inc.(c)	13,154	1,971,258
Total		25,268,295
Health Care Equipment & Supplies 0.9%
Abbott Laboratories	121,229	6,918,539
Medtronic PLC	47,796	3,859,527
Total		10,778,066
Health Care Providers & Services 1.6%
AmerisourceBergen Corp.	51,145	4,696,134
Anthem, Inc.	21,240	4,779,212
CIGNA Corp.	44,980	9,134,988
Total		18,610,334

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.8%
Allergan PLC	54,965	8,991,175
Bristol-Myers Squibb Co.	48,625	2,979,740
Johnson & Johnson	138,681	19,376,509
Pfizer, Inc.	373,575	13,530,887
Total		44,878,311
Total Health Care		99,535,006
Industrials 4.7%
Air Freight & Logistics 1.7%
FedEx Corp.	80,393	20,061,269
Airlines 0.4%
Southwest Airlines Co.	58,040	3,798,718
Building Products 0.5%
Johnson Controls International PLC	159,646	6,084,109
Electrical Equipment 0.2%
Eaton Corp. PLC	29,019	2,292,791
Industrial Conglomerates 1.9%
General Electric Co.	256,148	4,469,783
Honeywell International, Inc.	116,526	17,870,427
Total		22,340,210
Total Industrials		54,577,097
Information Technology 15.3%
Communications Equipment 1.4%
Cisco Systems, Inc.	322,695	12,359,219
Palo Alto Networks, Inc.(c)	23,995	3,477,835
Total		15,837,054
Internet Software & Services 4.8%
Alphabet, Inc., Class A(c)	9,994	10,527,679
Alphabet, Inc., Class C(c)	20,878	21,846,739
Facebook, Inc., Class A(c)	134,195	23,680,050
Total		56,054,468
IT Services 2.6%
Fidelity National Information Services, Inc.	81,495	7,667,865
FleetCor Technologies, Inc.(c)	20,060	3,860,146
MasterCard, Inc., Class A	88,766	13,435,622
Total System Services, Inc.	65,850	5,208,076
Total		30,171,709
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.3%
Broadcom Ltd.	54,129	13,905,740
MACOM Technology Solutions Holdings, Inc.(c)	36,849	1,199,067
Total		15,104,807
Software 2.7%
Activision Blizzard, Inc.	100,240	6,347,197
Electronic Arts, Inc.(c)	3,428	360,146
Microsoft Corp.	267,288	22,863,815
Symantec Corp.	79,545	2,232,033
Total		31,803,191
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	173,237	29,316,897
Total Information Technology		178,288,126
Materials 2.0%
Chemicals 1.1%
Mosaic Co. (The)	116,690	2,994,265
Sherwin-Williams Co. (The)	25,148	10,311,686
Total		13,305,951
Containers & Packaging 0.3%
Sealed Air Corp.	75,595	3,726,834
Metals & Mining 0.6%
Nucor Corp.	103,100	6,555,098
Total Materials		23,587,883
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.8%
American Tower Corp.	65,719	9,376,130
Total Real Estate		9,376,130
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	339,690	13,207,147
Verizon Communications, Inc.	168,860	8,937,760
Total		22,144,907
Total Telecommunication Services		22,144,907

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.4%
Electric Utilities 0.4%
Southern Co. (The)	105,975	5,096,338
Total Utilities		5,096,338
Total Common Stocks (Cost $561,115,999)		726,444,315

Corporate Bonds & Notes 11.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
BAE Systems Holdings, Inc.(a)
10/07/2024	3.800%	840,000	872,862
Bombardier, Inc.(a)
12/01/2021	8.750%	26,000	28,542
01/15/2023	6.125%	13,000	12,747
12/01/2024	7.500%	21,000	21,315
L3 Technologies, Inc.
12/15/2026	3.850%	700,000	720,353
Lockheed Martin Corp.
05/15/2036	4.500%	1,125,000	1,259,651
Northrop Grumman Systems Corp.
02/15/2031	7.750%	635,000	901,030
TransDigm, Inc.
05/15/2025	6.500%	110,000	112,548
06/15/2026	6.375%	18,000	18,152
Total			3,947,200
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	26,000	26,338
Ford Motor Co.
12/08/2026	4.346%	1,300,000	1,358,007
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	31,000	31,524
Total			1,415,869
Banking 2.3%
Ally Financial, Inc.
03/30/2025	4.625%	65,000	68,439
Bank of America Corp.(a),(d)
12/20/2028	3.419%	2,255,000	2,252,080
Bank of New York Mellon Corp. (The)
05/15/2024	3.400%	1,000,000	1,035,067
Barclays Bank PLC
05/15/2024	3.750%	1,000,000	1,036,463
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB&T Corp.(e)
3-month USD LIBOR + 0.530% 05/01/2019	1.907%	1,000,000	1,004,507
Capital One Financial Corp.
03/09/2027	3.750%	1,300,000	1,312,795
Citigroup, Inc.
10/21/2026	3.200%	1,900,000	1,885,091
Credit Suisse AG
09/09/2024	3.625%	750,000	775,700
Discover Financial Services
02/09/2027	4.100%	1,085,000	1,111,725
Fifth Third Bancorp
03/15/2022	3.500%	890,000	916,427
Goldman Sachs Group, Inc. (The)
07/08/2024	3.850%	2,000,000	2,074,146
HSBC Holdings PLC
05/25/2026	3.900%	1,400,000	1,449,876
Huntington National Bank (The)
08/07/2022	2.500%	925,000	913,091
ING Bank NV(a),(e)
3-month USD LIBOR + 1.130% 03/22/2019	2.788%	900,000	910,148
JPMorgan Chase & Co.
08/15/2021	4.350%	2,000,000	2,122,616
Morgan Stanley
01/20/2027	3.625%	1,250,000	1,278,999
PNC Bank NA
Subordinated
01/30/2023	2.950%	950,000	954,454
Regions Financial Corp.
08/14/2022	2.750%	900,000	895,490
Synovus Financial Corp.
11/01/2022	3.125%	1,000,000	992,382
Toronto-Dominion Bank (The)
12/14/2020	2.500%	800,000	802,341
U.S. Bancorp
Subordinated
04/27/2026	3.100%	775,000	769,247
Wells Fargo & Co.
Subordinated
02/13/2023	3.450%	1,700,000	1,732,125
Total			26,293,209
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	33,000	33,270

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	11,000	11,561
Total			44,831
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	62,000	65,457
Beacon Escrow Corp.(a)
11/01/2025	4.875%	60,000	60,319
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	27,000	28,725
Core & Main LP(a)
08/15/2025	6.125%	13,000	13,202
HD Supply, Inc.(a)
04/15/2024	5.750%	22,000	23,374
U.S. Concrete, Inc.
06/01/2024	6.375%	26,000	27,925
Total			219,002
Cable and Satellite 0.3%
Altice US Finance I Corp.(a)
05/15/2026	5.500%	68,000	69,385
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	97,000	98,976
02/15/2026	5.750%	33,000	34,221
05/01/2027	5.875%	22,000	22,632
CSC Holdings LLC(a)
10/15/2025	6.625%	52,000	56,216
10/15/2025	10.875%	37,000	43,920
DISH DBS Corp.
11/15/2024	5.875%	71,000	69,127
07/01/2026	7.750%	79,000	83,389
NBCUniversal Media LLC
04/01/2041	5.950%	650,000	850,022
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	40,000	41,657
07/15/2026	5.375%	31,000	32,054
08/01/2027	5.000%	40,000	40,094
Sky PLC(a)
09/16/2024	3.750%	1,075,000	1,118,312
Time Warner Cable LLC
05/01/2037	6.550%	650,000	760,121
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	86,000	88,388
Videotron Ltd.
07/15/2022	5.000%	55,000	57,887
Virgin Media Finance PLC(a)
01/15/2025	5.750%	105,000	106,369
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	66,000	65,714
Total			3,638,484
Chemicals 0.3%
Angus Chemical Co.(a)
02/15/2023	8.750%	31,000	31,670
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	55,000	56,450
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	41,000	43,102
Celanese U.S. Holdings LLC
11/15/2022	4.625%	850,000	904,531
Chemours Co. (The)
05/15/2025	7.000%	50,000	54,273
Dow Chemical Co. (The)
11/01/2029	7.375%	275,000	367,291
Eastman Chemical Co.
03/15/2025	3.800%	600,000	624,574
INEOS Group Holdings SA(a)
08/01/2024	5.625%	33,000	34,334
Koppers, Inc.(a)
02/15/2025	6.000%	14,000	14,866
LYB International Finance BV
03/15/2044	4.875%	800,000	895,378
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	42,000	43,342
12/01/2025	5.875%	40,000	39,618
PQ Corp.(a)
11/15/2022	6.750%	48,000	51,496
12/15/2025	5.750%	23,000	23,377
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	8,000	8,449
WR Grace & Co.(a)
10/01/2021	5.125%	29,000	30,441
Total			3,223,192
Construction Machinery 0.2%
Ashtead Capital, Inc.(a)
08/15/2027	4.375%	41,000	41,782
Caterpillar Financial Services Corp.
06/01/2022	2.850%	775,000	784,053
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	11,000	11,522
John Deere Capital Corp.
03/10/2020	2.050%	700,000	697,542

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	46,000	47,336
United Rentals North America, Inc.
10/15/2025	4.625%	7,000	7,063
09/15/2026	5.875%	61,000	65,310
05/15/2027	5.500%	33,000	34,739
01/15/2028	4.875%	40,000	40,223
Total			1,729,570
Consumer Cyclical Services 0.1%
Amazon.com, Inc.(a)
08/22/2024	2.800%	1,000,000	997,178
APX Group, Inc.
12/01/2020	8.750%	20,000	20,385
12/01/2022	7.875%	31,000	33,170
09/01/2023	7.625%	16,000	16,880
IHS Markit Ltd.(a)
03/01/2026	4.000%	13,000	13,043
Interval Acquisition Corp.
04/15/2023	5.625%	52,000	54,158
Total			1,134,814
Consumer Products 0.1%
Mattel, Inc.(a)
12/31/2025	6.750%	24,000	24,297
Prestige Brands, Inc.(a)
03/01/2024	6.375%	62,000	64,622
Procter & Gamble Co. (The)
08/11/2027	2.850%	550,000	545,685
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	51,000	54,019
Spectrum Brands, Inc.
07/15/2025	5.750%	31,000	32,608
Springs Industries, Inc.
06/01/2021	6.250%	40,000	40,856
Valvoline, Inc.
07/15/2024	5.500%	41,000	43,548
08/15/2025	4.375%	26,000	26,193
Total			831,828
Diversified Manufacturing 0.0%
Gates Global LLC/Co.(a)
07/15/2022	6.000%	59,000	60,347
SPX FLOW, Inc.(a)
08/15/2026	5.875%	38,000	40,255
TriMas Corp.(a)
10/15/2025	4.875%	23,000	23,119
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.
06/15/2024	5.375%	15,000	15,455
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	20,000	22,505
Total			161,681
Electric 1.1%
AES Corp.
09/01/2027	5.125%	32,000	33,744
AES Corp. (The)
07/01/2021	7.375%	50,000	55,884
Arizona Public Service Co.
04/01/2042	4.500%	325,000	365,232
Calpine Corp.
01/15/2025	5.750%	31,000	29,372
Calpine Corp.(a)
06/01/2026	5.250%	9,000	8,819
CMS Energy Corp.
03/01/2024	3.875%	950,000	992,792
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	550,000	631,578
Dominion Energy, Inc.
10/01/2025	3.900%	800,000	834,585
DTE Energy Co.
04/15/2033	6.375%	610,000	786,155
Dynegy, Inc.
11/01/2024	7.625%	23,000	24,759
Dynegy, Inc.(a)
01/30/2026	8.125%	21,000	22,961
Emera U.S. Finance LP
06/15/2026	3.550%	750,000	751,913
Indiana Michigan Power Co.
03/15/2037	6.050%	750,000	971,130
Nevada Power Co.
08/01/2018	6.500%	650,000	666,858
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	725,000	745,237
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	29,000	29,021
NRG Energy, Inc.
05/01/2024	6.250%	7,000	7,347
05/15/2026	7.250%	8,000	8,710
01/15/2027	6.625%	28,000	29,680
NRG Energy, Inc.(a)
01/15/2028	5.750%	17,000	17,174

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/2024	5.375%	71,000	73,458
09/15/2026	5.000%	21,000	21,443
Pacific Gas & Electric Co.
03/01/2037	5.800%	700,000	869,363
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	54,000	57,006
PPL Capital Funding, Inc.
06/01/2023	3.400%	1,000,000	1,019,802
Progress Energy, Inc.
03/01/2031	7.750%	500,000	699,115
Public Service Co. of Colorado
05/15/2025	2.900%	650,000	643,802
Southern California Edison Co.
09/01/2040	4.500%	350,000	392,771
Southern Co. (The)
07/01/2046	4.400%	1,100,000	1,175,545
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	47,000	46,501
WEC Energy Group, Inc.
06/15/2025	3.550%	950,000	973,871
Total			12,985,628
Finance Companies 0.1%
Aircastle Ltd.
02/15/2022	5.500%	15,000	16,061
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	1,250,000	1,243,749
iStar, Inc.
04/01/2022	6.000%	27,000	28,012
09/15/2022	5.250%	9,000	9,097
Navient Corp.
06/15/2022	6.500%	30,000	31,505
01/25/2023	5.500%	53,000	52,806
10/25/2024	5.875%	7,000	6,991
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	30,000	31,480
Quicken Loans, Inc.(a)
05/01/2025	5.750%	50,000	51,646
Springleaf Finance Corp.
03/15/2023	5.625%	39,000	39,088
Total			1,510,435
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,350,000	1,563,717
B&G Foods, Inc.
04/01/2025	5.250%	69,000	70,228
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	49,000	52,038
ConAgra Foods, Inc.
01/25/2023	3.200%	750,000	758,929
Constellation Brands, Inc.
11/15/2024	4.750%	390,000	427,221
Diageo Capital PLC
07/15/2020	4.828%	575,000	610,626
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	42,000	40,650
Kraft Heinz Co. (The)(a)
02/15/2025	4.875%	775,000	819,332
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	65,000	67,849
Molson Coors Brewing Co.
05/01/2042	5.000%	700,000	797,293
PepsiCo, Inc.
10/15/2027	3.000%	1,225,000	1,220,365
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	21,000	22,258
Post Holdings, Inc.(a)
03/01/2025	5.500%	22,000	22,837
08/15/2026	5.000%	48,000	47,301
03/01/2027	5.750%	76,000	77,353
01/15/2028	5.625%	15,000	15,066
Total			6,613,063
Gaming 0.1%
Boyd Gaming Corp.
05/15/2023	6.875%	17,000	18,025
04/01/2026	6.375%	16,000	17,280
Caesars Resort Collection LLC(a)
10/15/2025	5.250%	16,000	16,143
Eldorado Resorts, Inc.
04/01/2025	6.000%	31,000	32,487
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	54,000	57,821
International Game Technology PLC(a)
02/15/2022	6.250%	21,000	22,644
02/15/2025	6.500%	48,000	53,850
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	33,000	34,797
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	49,000	48,294
MGM Resorts International
03/15/2023	6.000%	54,000	58,418
09/01/2026	4.625%	44,000	44,388

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	25,000	25,838
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	13,000	12,935
Scientific Games International, Inc.(a)
01/01/2022	7.000%	44,000	46,364
10/15/2025	5.000%	15,000	15,072
Scientific Games International, Inc.
12/01/2022	10.000%	52,000	57,073
Tunica-Biloxi Gaming Authority(a),(f),(g)
12/15/2020	3.780%	35,754	9,720
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	24,000	24,355
Total			595,504
Health Care 0.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	40,000	41,600
Amsurg Corp.
07/15/2022	5.625%	5,000	5,068
Becton Dickinson and Co.
03/01/2023	3.300%	900,000	907,745
Cardinal Health, Inc.
06/15/2024	3.079%	915,000	900,939
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	28,000	28,022
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	38,000	21,836
03/31/2023	6.250%	60,000	54,034
Covidien International Finance SA
06/15/2022	3.200%	700,000	715,000
DaVita, Inc.
07/15/2024	5.125%	22,000	22,334
Envision Healthcare Corp.(a)
12/01/2024	6.250%	17,000	17,587
Express Scripts Holding Co.
02/25/2026	4.500%	850,000	900,759
HCA, Inc.
03/15/2024	5.000%	56,000	58,569
04/15/2025	5.250%	89,000	94,465
02/15/2026	5.875%	30,000	31,737
06/15/2026	5.250%	15,000	15,949
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	33,000	33,629
Hologic, Inc.(a)
10/15/2025	4.375%	6,000	6,083
McKesson Corp.
12/15/2022	2.700%	650,000	645,248
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDNAX, Inc.(a)
12/01/2023	5.250%	23,000	23,449
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	68,000	72,675
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	20,000	20,708
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	24,000	24,829
10/15/2026	5.000%	13,000	13,348
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	40,000	41,638
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	13,000	12,273
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	32,000	28,463
Teleflex, Inc.
11/15/2027	4.625%	19,000	19,174
Tenet Healthcare Corp.
06/15/2023	6.750%	29,000	28,002
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	49,000	47,867
05/01/2025	5.125%	29,000	28,492
08/01/2025	7.000%	14,000	13,245
Total			4,874,767
Healthcare Insurance 0.2%
Aetna, Inc.
06/15/2023	2.800%	1,000,000	985,016
Anthem, Inc.
12/01/2024	3.350%	500,000	506,858
Centene Corp.
02/15/2024	6.125%	62,000	65,928
01/15/2025	4.750%	27,000	27,426
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	16,000	16,002
UnitedHealth Group, Inc.
01/15/2027	3.450%	1,000,000	1,034,594
WellCare Health Plans, Inc.
04/01/2025	5.250%	51,000	54,072
Total			2,689,896
Home Construction 0.0%
CalAtlantic Group, Inc.
12/15/2021	6.250%	36,000	39,177
11/15/2024	5.875%	27,000	29,980
Lennar Corp.
04/30/2024	4.500%	28,000	28,675

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lennar Corp.(a)
11/29/2027	4.750%	30,000	30,868
Meritage Homes Corp.
06/01/2025	6.000%	19,000	20,464
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	46,000	48,121
Total			197,285
Independent Energy 0.4%
Anadarko Petroleum Corp.
09/15/2036	6.450%	900,000	1,103,356
Callon Petroleum Co.
10/01/2024	6.125%	32,000	33,026
Canadian Natural Resources Ltd.
04/15/2024	3.800%	900,000	926,586
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	36,000	37,182
Centennial Resource Production LLC(a)
01/15/2026	5.375%	12,000	12,191
Continental Resources, Inc.
04/15/2023	4.500%	12,000	12,218
06/01/2024	3.800%	18,000	17,772
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	38,000	38,136
Diamondback Energy, Inc.
05/31/2025	5.375%	105,000	108,220
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	5,000	5,090
01/30/2028	5.750%	23,000	23,602
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	21,000	22,365
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	12,000	12,676
Halcon Resources Corp.(a)
02/15/2025	6.750%	24,000	24,984
Laredo Petroleum, Inc.
01/15/2022	5.625%	29,000	29,245
03/15/2023	6.250%	42,000	43,703
Noble Energy, Inc.
03/01/2041	6.000%	700,000	830,030
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	40,000	40,436
08/15/2025	5.250%	56,000	56,255
10/15/2027	5.625%	24,000	24,382
PDC Energy, Inc.
09/15/2024	6.125%	53,000	54,781
QEP Resources, Inc.
03/01/2026	5.625%	10,000	10,129
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RSP Permian, Inc.
01/15/2025	5.250%	94,000	96,316
SM Energy Co.
09/15/2026	6.750%	68,000	70,032
Woodside Finance Ltd.(a)
03/05/2025	3.650%	1,000,000	1,007,724
WPX Energy, Inc.
01/15/2022	6.000%	68,000	71,260
09/15/2024	5.250%	16,000	15,953
Total			4,727,650
Integrated Energy 0.2%
BP Capital Markets PLC
09/19/2027	3.279%	1,000,000	1,012,259
Cenovus Energy, Inc.
04/15/2027	4.250%	725,000	722,753
Suncor Energy, Inc.
12/01/2024	3.600%	750,000	768,010
Total			2,503,022
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	32,000	33,707
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	23,000	23,634
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	21,000	22,233
Total			79,574
Life Insurance 0.6%
American International Group, Inc.
04/01/2026	3.900%	1,200,000	1,246,230
Brighthouse Financial, Inc.(a)
06/22/2027	3.700%	900,000	883,792
Five Corners Funding Trust(a)
11/15/2023	4.419%	850,000	911,435
MetLife Global Funding I(a)
12/18/2026	3.450%	550,000	565,800
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	750,000	760,665
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,133,111
Principal Financial Group, Inc.
05/15/2025	3.400%	1,000,000	1,015,227
Total			6,516,260

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.3%
21st Century Fox America, Inc.
03/15/2033	6.550%	400,000	525,730
Discovery Communications LLC
06/01/2040	6.350%	700,000	823,287
Match Group, Inc.
06/01/2024	6.375%	42,000	45,522
Match Group, Inc.(a)
12/15/2027	5.000%	11,000	11,129
Netflix, Inc.
11/15/2026	4.375%	93,000	91,200
Netflix, Inc.(a)
04/15/2028	4.875%	58,000	56,700
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	56,000	58,155
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	43,000	45,369
RELX Capital, Inc.
10/15/2022	3.125%	700,000	704,993
Thomson Reuters Corp.
05/23/2043	4.500%	700,000	714,293
Time Warner, Inc.
01/15/2026	3.875%	900,000	910,114
Univision Communications, Inc.(a)
02/15/2025	5.125%	31,000	30,257
Total			4,016,749
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	25,000	26,368
Constellium NV(a)
05/15/2024	5.750%	60,000	61,086
02/15/2026	5.875%	17,000	17,298
Freeport-McMoRan, Inc.
11/14/2024	4.550%	72,000	73,160
03/15/2043	5.450%	38,000	37,855
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	21,000	22,561
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	43,000	46,870
Novelis Corp.(a)
09/30/2026	5.875%	82,000	83,864
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	9,000	9,051
Teck Resources Ltd.(a)
06/01/2024	8.500%	30,000	33,885
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.
07/15/2041	6.250%	81,000	92,227
Vale Overseas Ltd.
01/11/2022	4.375%	875,000	906,079
Total			1,410,304
Midstream 0.6%
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	20,000	21,742
01/15/2025	5.250%	72,000	75,684
Delek Logistics Partners LP(a)
05/15/2025	6.750%	31,000	31,150
Energy Transfer Equity LP
03/15/2023	4.250%	22,000	21,799
06/01/2027	5.500%	111,000	113,065
Enterprise Products Operating LLC
02/01/2041	5.950%	825,000	1,024,661
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	59,000	61,761
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,175,000	1,256,496
MPLX LP
03/01/2027	4.125%	890,000	910,987
NGPL PipeCo LLC(a)
08/15/2022	4.375%	10,000	10,189
08/15/2027	4.875%	13,000	13,474
NuStar Logistics LP
04/28/2027	5.625%	33,000	33,587
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,000,000	1,144,003
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	370,000	408,661
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	14,000	14,348
01/15/2028	5.500%	25,000	25,230
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	79,000	80,967
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	63,000	62,917
Williams Companies, Inc. (The)
06/24/2024	4.550%	116,000	119,848
Williams Partners LP
03/04/2024	4.300%	1,125,000	1,179,430
Total			6,609,999
Natural Gas 0.2%
NiSource Finance Corp.
02/15/2044	4.800%	800,000	901,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
11/15/2025	3.750%	1,000,000	1,029,505
Total			1,931,279
Office REIT 0.1%
Boston Properties LP
02/01/2026	3.650%	900,000	915,154
Oil Field Services 0.0%
SESI LLC(a)
09/15/2024	7.750%	6,000	6,361
Weatherford International Ltd.
06/15/2021	7.750%	12,000	12,206
06/15/2023	8.250%	22,000	22,123
Total			40,690
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	23,000	23,593
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	26,000	26,651
Other REIT 0.1%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	14,000	14,536
03/15/2024	5.000%	5,000	5,203
03/15/2027	5.375%	34,000	35,674
03/15/2027	5.375%	14,000	14,678
Duke Realty LP
04/15/2023	3.625%	875,000	896,496
Total			966,587
Packaging 0.0%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	62,000	67,454
02/15/2025	6.000%	43,000	45,330
Berry Global, Inc.
10/15/2022	6.000%	24,000	25,151
07/15/2023	5.125%	36,000	37,452
Multi-Color Corp.(a)
11/01/2025	4.875%	29,000	29,112
Novolex (a)
01/15/2025	6.875%	16,000	16,563
Owens-Brockway Glass Container, Inc.(a)
01/15/2025	5.375%	16,000	16,880
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	28,104	28,553
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	55,000	59,036
Total			325,531
Pharmaceuticals 0.4%
AbbVie, Inc.
05/14/2021	2.300%	625,000	620,724
Allergan Funding SCS
03/15/2035	4.550%	550,000	578,889
Amgen, Inc.
03/15/2040	5.750%	390,000	485,104
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	5,000	5,013
Gilead Sciences, Inc.
04/01/2024	3.700%	1,000,000	1,045,453
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	51,000	51,503
Roche Holdings, Inc.(a)
09/30/2024	3.350%	510,000	526,601
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	925,000	907,989
Valeant Pharmaceuticals International, Inc.(a)
05/15/2023	5.875%	42,000	39,035
03/15/2024	7.000%	54,000	58,081
04/15/2025	6.125%	102,000	93,705
11/01/2025	5.500%	16,000	16,332
Total			4,428,429
Property & Casualty 0.4%
Berkshire Hathaway, Inc.
03/15/2026	3.125%	750,000	757,671
Chubb Corp. (The)(e)
Junior Subordinated
3-month USD LIBOR + 2.250% 04/15/2037	3.609%	875,000	864,332
CNA Financial Corp.
03/01/2026	4.500%	800,000	855,742
Hartford Financial Services Group, Inc. (The)
04/15/2022	5.125%	750,000	818,594
HUB International Ltd.(a)
10/01/2021	7.875%	70,000	72,950
Loews Corp.
04/01/2026	3.750%	1,100,000	1,139,733
Transatlantic Holdings, Inc.
11/30/2039	8.000%	450,000	623,501
Total			5,132,523

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	800,000	833,279
Union Pacific Corp.
09/15/2037	3.600%	605,000	622,941
Total			1,456,220
Refining 0.0%
Marathon Petroleum Corp.
03/01/2041	6.500%	395,000	497,402
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	57,000	56,943
10/15/2025	5.000%	49,000	49,768
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	44,000	44,959
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	36,000	37,982
Total			189,652
Retail REIT 0.1%
Kimco Realty Corp.
10/01/2026	2.800%	900,000	850,190
Simon Property Group LP
02/01/2040	6.750%	415,000	578,011
Total			1,428,201
Retailers 0.2%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	28,000	29,148
CVS Health Corp.
07/20/2025	3.875%	700,000	721,045
Hanesbrands, Inc.(a)
05/15/2024	4.625%	22,000	22,520
L Brands, Inc.
11/01/2035	6.875%	33,000	33,385
Lithia Motors, Inc.(a)
08/01/2025	5.250%	5,000	5,222
Lowe’s Companies, Inc.
05/03/2027	3.100%	550,000	552,344
Penske Automotive Group, Inc.
12/01/2024	5.375%	39,000	39,661
Target Corp.
04/15/2026	2.500%	750,000	720,896
Total			2,124,221
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Kroger Co. (The)
01/15/2048	4.650%	985,000	1,012,501
Technology 0.5%
Apple, Inc.
02/09/2024	3.000%	1,300,000	1,316,579
Ascend Learning LLC(a)
08/01/2025	6.875%	13,000	13,406
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2024	3.625%	1,140,000	1,133,971
Camelot Finance SA(a)
10/15/2024	7.875%	26,000	27,739
CDK Global, Inc.(a)
06/01/2027	4.875%	15,000	15,180
Equinix, Inc.
01/15/2026	5.875%	42,000	45,168
05/15/2027	5.375%	64,000	68,428
First Data Corp.(a)
08/15/2023	5.375%	37,000	38,557
12/01/2023	7.000%	84,000	88,857
Gartner, Inc.(a)
04/01/2025	5.125%	55,000	57,289
Informatica LLC(a)
07/15/2023	7.125%	28,000	28,706
Iron Mountain, Inc.(a)
09/15/2027	4.875%	19,000	19,038
03/15/2028	5.250%	24,000	23,942
Microsoft Corp.
02/06/2024	2.875%	1,000,000	1,014,450
Oracle Corp.
04/15/2038	6.500%	750,000	1,059,457
PTC, Inc.
05/15/2024	6.000%	49,000	51,997
QUALCOMM, Inc.
05/20/2047	4.300%	425,000	428,567
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	33,000	33,315
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	44,000	47,860
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	1,000	1,129
Symantec Corp.(a)
04/15/2025	5.000%	54,000	56,217
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	33,000	33,352

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vantiv LLC/Vanity Issuer Corp.(a)
11/15/2025	4.375%	14,000	14,184
VeriSign, Inc.
07/15/2027	4.750%	47,000	48,052
Total			5,665,440
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	42,000	41,596
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	500,000	667,611
Hertz Corp. (The)(a)
06/01/2022	7.625%	29,000	30,547
Total			739,754
Wireless 0.1%
Rogers Communications, Inc.
11/15/2026	2.900%	1,050,000	1,016,901
SBA Communications Corp.
09/01/2024	4.875%	155,000	159,379
SFR Group SA(a)
05/01/2026	7.375%	129,000	132,008
Sprint Communications, Inc.(a)
03/01/2020	7.000%	82,000	87,699
Sprint Corp.
02/15/2025	7.625%	132,000	137,947
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	94,000	102,631
Wind Tre SpA(a)
01/20/2026	5.000%	33,000	31,576
Total			1,668,141
Wirelines 0.6%
AT&T, Inc.
08/15/2040	6.000%	1,650,000	1,891,374
CenturyLink, Inc.
03/15/2022	5.800%	19,000	18,608
04/01/2024	7.500%	31,000	30,942
04/01/2025	5.625%	23,000	21,078
Deutsche Telekom International Finance BV(a)
09/19/2023	2.485%	1,000,000	967,639
Frontier Communications Corp.
04/15/2024	7.625%	45,000	29,645
01/15/2025	6.875%	26,000	16,797
09/15/2025	11.000%	6,000	4,413
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.
02/01/2023	5.625%	19,000	19,194
01/15/2024	5.375%	10,000	9,989
03/15/2026	5.250%	16,000	15,651
Orange SA
07/08/2019	5.375%	875,000	914,910
Telecom Italia Capital SA
09/30/2034	6.000%	17,000	19,012
Telecom Italia SpA(a)
05/30/2024	5.303%	27,000	28,943
Telefonica Emisiones SAU
06/20/2036	7.045%	550,000	731,460
Verizon Communications, Inc.
08/10/2033	4.500%	1,625,000	1,702,665
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	63,000	64,532
Total			6,486,852
Total Corporate Bonds & Notes (Cost $129,468,345)			133,028,637

Exchange-Traded Funds 0.4%
	Shares	Value ($)
iShares Core MSCI EAFE ETF	62,675	4,142,191
Total Exchange-Traded Funds (Cost $4,066,355)		4,142,191

Foreign Government Obligations(h) 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.3%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	32,000	32,141
Province of Ontario
05/21/2020	1.875%	1,825,000	1,809,303
Province of Quebec
07/29/2020	3.500%	1,700,000	1,752,911
Total			3,594,355
Mexico 0.1%
Petroleos Mexicanos(a)
03/13/2027	6.500%	1,300,000	1,425,350

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%	14,000	13,761
Total Foreign Government Obligations (Cost $4,949,968)			5,033,466

Inflation-Indexed Bonds 0.6%

United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/2020	0.125%	7,426,118	7,412,067
Total Inflation-Indexed Bonds (Cost $7,437,264)			7,412,067

Residential Mortgage-Backed Securities - Agency 7.8%

Federal Home Loan Mortgage Corp.
05/01/2018- 02/01/2038	5.500%	501,097	552,977
08/01/2018- 05/01/2041	5.000%	1,074,009	1,164,470
01/01/2030- 05/01/2046	3.500%	27,523,509	28,350,164
01/01/2032- 07/01/2043	3.000%	3,069,235	3,091,889
04/01/2032- 06/01/2037	6.000%	338,907	380,901
04/01/2032	7.000%	51,214	57,953
05/01/2032- 07/01/2032	6.500%	502,757	556,886
05/01/2039- 08/01/2041	4.500%	2,781,474	2,968,634
01/01/2045- 12/01/2045	4.000%	8,059,486	8,428,530
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	89,323	100,039
03/01/2026- 12/01/2032	7.000%	695,306	738,877
04/01/2026- 07/01/2046	3.500%	24,861,730	25,596,226
11/01/2026- 05/01/2047	4.000%	3,967,512	4,147,558
08/01/2028- 09/01/2032	6.500%	163,912	183,194
04/01/2031- 10/01/2046	3.000%	8,161,149	8,302,882
02/01/2038- 03/01/2038	5.500%	391,814	433,636
Federal National Mortgage Association(i)
10/01/2040	4.500%	549,288	587,800
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(j)
01/22/2048	4.000%	4,925,000	5,133,928
Total Residential Mortgage-Backed Securities - Agency (Cost $90,437,235)			90,776,544

Residential Mortgage-Backed Securities - Non-Agency 1.2%

Angel Oak Mortgage Trust LLC(a),(k)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	462,278	459,085
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	644,620	661,609
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
05/25/2046	3.000%	146,932	149,073
COLT Mortgage Loan Trust(a),(k)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	393,698	398,812
CMO Series 2017-1 Class A1
05/27/2047	2.614%	781,707	767,404
Deephaven Residential Mortgage Trust(a),(k)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	791,348	791,462
MFA Trust(a),(k)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	1,092,111	1,089,094
Mill City Mortgage Trust(a)
CMO Series 2015-2 Class A1
09/25/2057	3.000%	561,177	562,025
CMO Series 2016-1 Class A1
04/25/2057	2.500%	709,820	705,849
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	532,753	545,425
New Residential Mortgage Loan Trust(a),(k)
CMO Series 2017-3A Class A1
04/25/2057	4.000%	762,173	784,880
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	882,683	896,897
CMO Series 2015-4 Class A1
04/25/2055	3.500%	613,830	622,892
CMO Series 2015-6 Class A1
04/25/2055	3.500%	962,206	977,601
CMO Series 2016-1 Class A1
02/25/2055	3.500%	880,987	894,849
CMO Series 2016-2 Class A1
08/25/2055	3.000%	1,090,468	1,096,944

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-3 Class A1
04/25/2056	2.250%	572,539	567,065
CMO Series 2017-1 Class A1
10/25/2056	2.750%	678,553	678,501
CMO Series 2017-4 Class A1
06/25/2057	2.750%	1,099,758	1,098,581
Verus Securitization Trust(a),(k)
CMO Series 2017-1A Class A1
01/25/2047	2.853%	547,604	549,277
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $14,360,128)			14,297,325

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Bedding LLC(e),(l)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.407%	49,321	41,923
Technology 0.0%
Ascend Learning LLC(e),(l)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%	4,988	5,012
DigiCert, Inc.(b),(e),(l)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024		24,000	24,290
Genesys Telecommunications Laboratories, Inc.(e),(l)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 12/01/2023	5.443%	14,888	14,962
Hyland Software, Inc.(e),(l)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.819%	7,704	7,748
Information Resources, Inc.(e),(l)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.617%	20,000	20,000
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Misys Ltd.(e),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.979%	19,439	19,487
Total			91,499
Total Senior Loans (Cost $140,138)			133,422

U.S. Government & Agency Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(e)
1-month USD LIBOR + 0.050% 02/21/2020	1.561%	1,675,000	1,677,998
1-month USD LIBOR + 0.000% 09/25/2020	1.552%	13,050,000	13,056,786
Total U.S. Government & Agency Obligations (Cost $14,725,387)			14,734,784

U.S. Treasury Obligations 2.2%

U.S. Treasury
08/15/2040	3.875%	9,875,000	11,901,401
02/15/2045	2.500%	14,500,000	13,827,251
Total U.S. Treasury Obligations (Cost $25,327,560)			25,728,652

Money Market Funds 6.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(m),(n)	70,426,566	70,426,566
Total Money Market Funds (Cost $70,425,637)		70,426,566
Total Investments (Cost: $1,003,058,659)		1,172,071,988
Other Assets & Liabilities, Net		(7,033,424)
Net Assets		1,165,038,564

At December 31, 2017, securities and/or cash totaling $101,201 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	70	03/2018	USD	8,727,177	—	(19,821)
U.S. Treasury 5-Year Note	25	03/2018	USD	2,911,390	—	(10,521)
Total					—	(30,342)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $73,068,436, which represents 6.27% of net assets.
(b)	Represents a security purchased on a forward commitment basis.
(c)	Non-income producing investment.
(d)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(e)	Variable rate security.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $9,720, which represents less than 0.01% of net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Principal and interest may not be guaranteed by the government.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents a security purchased on a when-issued basis.
(k)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(l)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	48,571,521	278,075,714	(256,220,669)	70,426,566	(1,190)	933	614,400	70,426,566
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	33,963,884	—	—	33,963,884
Commercial Mortgage-Backed Securities - Agency	—	21,057,490	—	—	21,057,490
Commercial Mortgage-Backed Securities - Non-Agency	—	24,892,645	—	—	24,892,645
Common Stocks
Consumer Discretionary	92,642,365	—	—	—	92,642,365
Consumer Staples	58,760,089	—	—	—	58,760,089
Energy	54,609,380	—	—	—	54,609,380
Financials	127,826,994	—	—	—	127,826,994
Health Care	99,535,006	—	—	—	99,535,006
Industrials	54,577,097	—	—	—	54,577,097
Information Technology	178,288,126	—	—	—	178,288,126
Materials	23,587,883	—	—	—	23,587,883
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	9,376,130	—	—	—	9,376,130
Telecommunication Services	22,144,907	—	—	—	22,144,907
Utilities	5,096,338	—	—	—	5,096,338
Total Common Stocks	726,444,315	—	—	—	726,444,315
Corporate Bonds & Notes	—	133,018,917	9,720	—	133,028,637
Exchange-Traded Funds	4,142,191	—	—	—	4,142,191
Foreign Government Obligations	—	5,033,466	—	—	5,033,466
Inflation-Indexed Bonds	—	7,412,067	—	—	7,412,067
Residential Mortgage-Backed Securities - Agency	—	90,776,544	—	—	90,776,544
Residential Mortgage-Backed Securities - Non-Agency	—	14,297,325	—	—	14,297,325
Senior Loans	—	133,422	—	—	133,422
U.S. Government & Agency Obligations	—	14,734,784	—	—	14,734,784
U.S. Treasury Obligations	25,728,652	—	—	—	25,728,652
Money Market Funds	—	—	—	70,426,566	70,426,566
Total Investments	756,315,158	345,320,544	9,720	70,426,566	1,172,071,988
Derivatives
Liability
Futures Contracts	(30,342)	—	—	—	(30,342)
Total	756,284,816	345,320,544	9,720	70,426,566	1,172,041,646
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
298,186	—	—	298,186
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	27

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$932,633,022
Investments in affiliated issuers, at cost	70,425,637
Investments in unaffiliated issuers, at value	1,101,645,422
Investments in affiliated issuers, at value	70,426,566
Cash	1,910
Receivable for:
Investments sold	923,241
Investments sold on a delayed delivery basis	10,894
Dividends	686,179
Interest	2,150,077
Foreign tax reclaims	23,605
Variation margin for futures contracts	16,563
Expense reimbursement due from Investment Manager	43,626
Prepaid expenses	3,763
Total assets	1,175,931,846
Liabilities
Payable for:
Investments purchased	9,056,105
Capital shares purchased	798,555
Management services fees	633,150
Distribution and/or service fees	115,720
Service fees	55,529
Compensation of board members	84,573
Compensation of chief compliance officer	240
Other expenses	149,410
Total liabilities	10,893,282
Net assets applicable to outstanding capital stock	$1,165,038,564
Represented by
Trust capital	$1,165,038,564
Total - representing net assets applicable to outstanding capital stock	$1,165,038,564
Class 1
Net assets	$3,261
Shares outstanding	121
Net asset value per share(a)	$26.90
Class 2
Net assets	$3,233
Shares outstanding	121
Net asset value per share(a)	$26.66
Class 3
Net assets	$1,165,032,070
Shares outstanding	43,445,255
Net asset value per share	$26.82

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$12,207,346
Dividends — affiliated issuers	614,400
Interest	10,535,074
Foreign taxes withheld	(28,054)
Total income	23,328,766
Expenses:
Management services fees	7,680,720
Distribution and/or service fees
Class 2	7
Class 3	1,397,829
Service fees
Class 1	2
Class 2	2
Class 3	341,784
Transfer agent fees
Class 1	1
Class 2	1
Class 3	329,167
Compensation of board members	37,805
Custodian fees	52,681
Printing and postage fees	273,212
Audit fees	40,087
Legal fees	15,519
Compensation of chief compliance officer	224
Other	24,827
Total expenses	10,193,868
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(285,453)
Total net expenses	9,908,415
Net investment income	13,420,351
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,284,578
Investments — affiliated issuers	(1,190)
Foreign currency translations	(1,285)
Futures contracts	177,593
Net realized gain	48,459,696
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	89,524,896
Investments — affiliated issuers	933
Foreign currency translations	1,746
Futures contracts	(26,755)
Net change in unrealized appreciation (depreciation)	89,500,820
Net realized and unrealized gain	137,960,516
Net increase in net assets resulting from operations	$151,380,867
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	29

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$13,420,351	$12,622,546
Net realized gain	48,459,696	30,298,539
Net change in unrealized appreciation (depreciation)	89,500,820	19,099,240
Net increase in net assets resulting from operations	151,380,867	62,020,325
Increase (decrease) in net assets from capital stock activity	(45,767,481)	32,953,495
Total increase in net assets	105,613,386	94,973,820
Net assets at beginning of year	1,059,425,178	964,451,358
Net assets at end of year	$1,165,038,564	$1,059,425,178
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 3
Subscriptions	848,268	21,227,363	2,766,749	63,086,016
Redemptions	(2,641,252)	(66,994,844)	(1,350,522)	(30,132,521)
Net increase (decrease)	(1,792,984)	(45,767,481)	1,416,227	32,953,495
Total net increase (decrease)	(1,792,984)	(45,767,481)	1,416,227	32,953,495
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$23.46	0.34	3.10	3.44
12/31/2016	$22.00	0.33	1.13	1.46
12/31/2015	$21.59	0.59 (c)	(0.18)	0.41
12/31/2014 (d)	$20.62	0.12	0.85	0.97
Class 2
12/31/2017	$23.30	0.28	3.08	3.36
12/31/2016	$21.91	0.27	1.12	1.39
12/31/2015	$21.56	0.53 (c)	(0.18)	0.35
12/31/2014 (f)	$20.62	0.09	0.85	0.94
Class 3
12/31/2017	$23.42	0.30	3.10	3.40
12/31/2016	$22.01	0.29	1.12	1.41
12/31/2015	$21.64	0.55 (c)	(0.18)	0.37
12/31/2014	$19.65	0.21	1.78	1.99
12/31/2013	$16.18	0.19	3.28	3.47

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
(d)	Class 1 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class 2 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$26.90	14.66%	0.77%	0.74%	1.36%	63%	$3
$23.46	6.64%	0.79%	0.79%	1.40%	65%	$3
$22.00	1.90%	0.76%	0.76%	2.69%	89%	$3
$21.59	4.71%	0.78% (e)	0.78% (e)	1.04% (e)	94%	$3

$26.66	14.42%	1.02%	0.99%	1.11%	63%	$3
$23.30	6.34%	1.04%	1.04%	1.16%	65%	$3
$21.91	1.62%	1.01%	1.01%	2.43%	89%	$3
$21.56	4.56%	1.03% (e)	1.03% (e)	0.78% (e)	94%	$3

$26.82	14.52%	0.91%	0.89%	1.20%	63%	$1,165,032
$23.42	6.41%	0.91%	0.91%	1.27%	65%	$1,059,420
$22.01	1.71%	0.94%	0.92%	2.51%	89%	$964,446
$21.64	10.13%	0.92%	0.92%	1.02%	94%	$972,972
$19.65	21.45%	0.93%	0.89%	1.08%	129%	$948,462
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	33

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
December 31, 2017
under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	30,342*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	177,593

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(26,755)
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,965,735

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
December 31, 2017
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
40	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.69% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $1,811.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
December 31, 2017
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.75%	0.79%
Class 2	1.00	1.04
Class 3	0.875	0.915
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $668,210,147 and $725,433,843, respectively, for the year ended December 31, 2017, of which $216,112,855 and $212,448,766, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
December 31, 2017
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Balanced Fund | Annual Report 2017	51

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6674 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select Smaller-Cap Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Kari Montanus
Co-Portfolio Manager
Managed Fund since 2014
Richard Taft
Co-Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	12.29	14.34	8.68
Class 2*	05/03/10	12.06	14.07	8.45
Class 3	09/15/99	12.20	14.21	8.59
Russell 2000 Value Index		7.84	13.01	8.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Telephone & Data Systems, Inc.	3.6
BofI Holding, Inc.	3.5
Lincoln National Corp.	3.3
Extreme Networks, Inc.	3.2
National General Holdings Corp.	3.2
Waste Connections, Inc.	3.1
Minerals Technologies, Inc.	3.1
United Continental Holdings, Inc.	3.0
Owens-Illinois, Inc.	3.0
EPAM Systems, Inc.	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	12.1
Consumer Staples	1.8
Energy	4.3
Financials	21.7
Health Care	11.4
Industrials	10.7
Information Technology	23.1
Materials	7.9
Real Estate	2.1
Telecommunication Services	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 12.20%, compared with a 7.84% return for the Fund’s benchmark, the Russell 2000 Value Index. Strong broad-based stock selection was the primary source of outperformance for the period. Notable contributors to absolute and relative performance included materials, technology and consumer stocks.
A robust year for equity markets
In several respects, 2017 seemed like a perfect investment environment. U.S. equity markets rose steadily through 2017, with major benchmark indexes hitting numerous record highs. Stocks, as measured by the S&P 500 Index, advanced every single month for the first time ever for a calendar year. Nine of the 11 economic sectors within the S&P 500 Index produced double-digit positive returns for the year, with only energy and telecommunications services posting small negative results. The U.S. economy is at nearly full employment, and the economic recovery that began in 2009 has notched yet another year. Even though the U.S. Federal Reserve is withdrawing stimulus that has helped equity prices, central banks in Europe and Japan have committed to stimulus that kept global demand high for financial assets. Volatility remained near historic lows despite lingering uncertainties that include conflict with North Korea, global debt, and lack of progress on key U.S. policy changes that have helped support market confidence since late 2016.
One key policy change that did materialize was long-awaited tax reform that became law when the Tax Cuts and Jobs Act was signed three days before Christmas. As expected, the legislation boosted equity markets. In particular, investors applauded a cut in the corporate tax rate to 21% and a change making it less costly for U.S. companies to repatriate profits earned abroad. Especially welcome was the fact that the changes would take effect at the start of 2018.
Contributors and detractors
Strong broad-based stock selection was the primary source of outperformance for the period. Within the materials sector, metallurgical coal provider Warrior Met Coal rose after reporting strong earnings and cash flow generation as well as announcing a special dividend toward the end of the period that equaled roughly 60% of its initial public offering (IPO) price (we purchased the company shortly after its IPO in April). Several technology holdings were among the portfolio’s top performers, including Extreme Networks, EPAM Systems and Orbotech. Network infrastructure provider Extreme Networks rose steadily throughout the period as investors gained confidence it’s the company’s ability to produce profitable growth and integrate multiple acquisitions. Technology services provider EPAM Systems rose as investors continued to appreciate its high revenue and earnings growth driven by its software engineering capabilities. Electronic technology provider Orbotech rose on positive sentiment for trends supporting capital spending by semiconductor makers. Within the consumer discretionary sector, homebuilders Lennar and William Lyons Homes rose on prospects for lower tax rates and expectations for continued housing demand.
Detractors included dairy products provider Dean Foods, which fell on worries over weak grocery traffic trends and a challenging price environment. Oilfield services and equipment provider Superior Energy Services, which like many energy stocks, fell as investors lost confidence in the industry’s ability to curtail a supply glut depressing oil prices. Digital printer Electronics for Imaging fell on weak execution and missed results, but we maintain conviction in the company and believe its entry into a new market, corrugated print packaging, will improve investor perception.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,070.00	1,020.54	4.54	4.43	0.88
Class 2	1,000.00	1,000.00	1,069.00	1,019.30	5.83	5.69	1.13
Class 3	1,000.00	1,000.00	1,069.20	1,019.95	5.16	5.04	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	5

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.6%
Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Auto Components 3.2%
American Axle & Manufacturing Holdings, Inc.(a)	75,000	1,277,250
Motorcar Parts of America, Inc.(a)	78,500	1,961,715
Total		3,238,965
Hotels, Restaurants & Leisure 4.2%
Red Robin Gourmet Burgers, Inc.(a)	34,200	1,928,880
Texas Roadhouse, Inc.	42,500	2,238,900
Total		4,167,780
Household Durables 4.7%
Lennar Corp., Class A	42,800	2,706,672
William Lyon Homes, Inc., Class A(a)	67,500	1,962,900
Total		4,669,572
Total Consumer Discretionary		12,076,317
Consumer Staples 1.8%
Food Products 1.8%
Dean Foods Co.	155,000	1,791,800
Total Consumer Staples		1,791,800
Energy 4.3%
Energy Equipment & Services 4.3%
Exterran Corp.(a)	62,000	1,949,280
Superior Energy Services, Inc.(a)	126,000	1,213,380
Tetra Technologies, Inc.(a)	270,000	1,152,900
Total		4,315,560
Total Energy		4,315,560
Financials 21.5%
Banks 2.3%
Opus Bank(a)	84,667	2,311,409
Insurance 11.7%
Aspen Insurance Holdings Ltd.	59,700	2,423,820
Hanover Insurance Group, Inc. (The)	26,700	2,885,736
Lincoln National Corp.	42,500	3,266,975
National General Holdings Corp.	161,000	3,162,040
Total		11,738,571
Mortgage Real Estate Investment Trusts (REITS) 2.0%
Ladder Capital Corp., Class A	144,069	1,963,660
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 5.5%
BofI Holding, Inc.(a)	115,379	3,449,832
Radian Group, Inc.	100,000	2,061,000
Total		5,510,832
Total Financials		21,524,472
Health Care 11.4%
Biotechnology 2.6%
Ligand Pharmaceuticals, Inc.(a)	19,000	2,601,670
Health Care Equipment & Supplies 3.9%
Analogic Corp.	20,000	1,675,000
Dentsply Sirona, Inc.	33,500	2,205,305
Total		3,880,305
Health Care Providers & Services 2.5%
WellCare Health Plans, Inc.(a)	12,400	2,493,764
Pharmaceuticals 2.4%
Impax Laboratories, Inc.(a)	143,200	2,384,280
Total Health Care		11,360,019
Industrials 10.6%
Aerospace & Defense 2.4%
Cubic Corp.	41,000	2,416,950
Airlines 3.0%
United Continental Holdings, Inc.(a)	44,500	2,999,300
Commercial Services & Supplies 3.1%
Waste Connections, Inc.	43,750	3,103,625
Road & Rail 2.1%
Knight-Swift Transportation Holdings, Inc.	48,240	2,109,053
Total Industrials		10,628,928
Information Technology 23.0%
Communications Equipment 7.9%
Calix, Inc.(a)	384,428	2,287,346
Extreme Networks, Inc.(a)	253,909	3,178,941
Viavi Solutions, Inc.(a)	278,600	2,434,964
Total		7,901,251
Electronic Equipment, Instruments & Components 4.1%
Belden, Inc.	21,000	1,620,570
Orbotech Ltd.(a)	49,210	2,472,310
Total		4,092,880

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.6%
CACI International, Inc., Class A(a)	19,500	2,580,825
EPAM Systems, Inc.(a)	27,588	2,963,779
Total		5,544,604
Semiconductors & Semiconductor Equipment 1.5%
MACOM Technology Solutions Holdings, Inc.(a)	46,200	1,503,348
Software 1.0%
BroadSoft, Inc.(a)	18,284	1,003,792
Technology Hardware, Storage & Peripherals 2.9%
Electronics for Imaging, Inc.(a)	97,900	2,890,987
Total Information Technology		22,936,862
Materials 7.9%
Chemicals 3.1%
Minerals Technologies, Inc.	45,000	3,098,250
Containers & Packaging 3.0%
Owens-Illinois, Inc.(a)	135,000	2,992,950
Metals & Mining 1.8%
Warrior Met Coal, Inc.	70,000	1,760,500
Total Materials		7,851,700
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
Gaming and Leisure Properties, Inc.	56,300	2,083,100
Total Real Estate		2,083,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 4.9%
Diversified Telecommunication Services 1.3%
Globalstar, Inc.(a)	957,500	1,254,325
Wireless Telecommunication Services 3.6%
Telephone & Data Systems, Inc.	130,500	3,627,900
Total Telecommunication Services		4,882,225
Total Common Stocks (Cost $77,591,052)		99,450,983

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	573,782	573,782
Total Money Market Funds (Cost $573,749)		573,782
Total Investments (Cost: $78,164,801)		100,024,765
Other Assets & Liabilities, Net		(179,194)
Net Assets		99,845,571

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 1.350%	5,366,493	22,778,850	(27,571,561)	573,782	(361)	51	29,286	573,782
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	12,076,317	—	—	—	12,076,317
Consumer Staples	1,791,800	—	—	—	1,791,800
Energy	4,315,560	—	—	—	4,315,560
Financials	21,524,472	—	—	—	21,524,472
Health Care	11,360,019	—	—	—	11,360,019
Industrials	10,628,928	—	—	—	10,628,928
Information Technology	22,936,862	—	—	—	22,936,862
Materials	7,851,700	—	—	—	7,851,700
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	2,083,100	—	—	—	2,083,100
Telecommunication Services	4,882,225	—	—	—	4,882,225
Total Common Stocks	99,450,983	—	—	—	99,450,983
Money Market Funds	—	—	—	573,782	573,782
Total Investments	99,450,983	—	—	573,782	100,024,765
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	9

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$77,591,052
Investments in affiliated issuers, at cost	573,749
Investments in unaffiliated issuers, at value	99,450,983
Investments in affiliated issuers, at value	573,782
Receivable for:
Capital shares sold	230
Dividends	56,827
Foreign tax reclaims	624
Expense reimbursement due from Investment Manager	16,229
Prepaid expenses	1,777
Total assets	100,100,452
Liabilities
Payable for:
Capital shares purchased	82,729
Management services fees	69,636
Distribution and/or service fees	12,369
Service fees	10,119
Compensation of board members	32,001
Compensation of chief compliance officer	23
Audit fees	30,522
Printing and postage fees	14,982
Other expenses	2,500
Total liabilities	254,881
Net assets applicable to outstanding capital stock	$99,845,571
Represented by
Trust capital	$99,845,571
Total - representing net assets applicable to outstanding capital stock	$99,845,571
Class 1
Net assets	$4,111,333
Shares outstanding	169,113
Net asset value per share	$24.31
Class 2
Net assets	$28,050,068
Shares outstanding	1,175,285
Net asset value per share	$23.87
Class 3
Net assets	$67,684,170
Shares outstanding	2,808,551
Net asset value per share	$24.10
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,291,207
Dividends — affiliated issuers	29,286
Foreign taxes withheld	(6,181)
Total income	1,314,312
Expenses:
Management services fees	923,607
Distribution and/or service fees
Class 2	65,962
Class 3	86,257
Service fees
Class 1	2,708
Class 2	10,359
Class 3	25,995
Transfer agent fees
Class 1	4,414
Class 2	7,716
Class 3	21,077
Compensation of board members	16,497
Custodian fees	4,364
Printing and postage fees	36,682
Audit fees	32,355
Legal fees	7,308
Compensation of chief compliance officer	30
Other	8,995
Total expenses	1,254,326
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,295)
Total net expenses	1,098,031
Net investment income	216,281
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,394,758
Investments — affiliated issuers	(361)
Foreign currency translations	107
Net realized gain	14,394,504
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,062,189)
Investments — affiliated issuers	51
Foreign currency translations	7
Net change in unrealized appreciation (depreciation)	(3,062,131)
Net realized and unrealized gain	11,332,373
Net increase in net assets resulting from operations	$11,548,654
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	11

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$216,281	$(108,097)
Net realized gain	14,394,504	28,263,318
Net change in unrealized appreciation (depreciation)	(3,062,131)	(13,342,695)
Net increase in net assets resulting from operations	11,548,654	14,812,526
Decrease in net assets from capital stock activity	(24,304,222)	(58,507,372)
Total decrease in net assets	(12,755,568)	(43,694,846)
Net assets at beginning of year	112,601,139	156,295,985
Net assets at end of year	$99,845,571	$112,601,139
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	114,515	2,609,772	205,850	4,139,401
Redemptions	(685,095)	(15,140,326)	(2,659,069)	(51,834,799)
Net decrease	(570,580)	(12,530,554)	(2,453,219)	(47,695,398)
Class 2
Subscriptions	124,747	2,752,343	166,864	3,211,973
Redemptions	(133,991)	(2,973,322)	(173,380)	(3,293,204)
Net decrease	(9,244)	(220,979)	(6,516)	(81,231)
Class 3
Subscriptions	30,351	674,722	58,675	1,131,311
Redemptions	(543,186)	(12,227,411)	(621,902)	(11,862,054)
Net decrease	(512,835)	(11,552,689)	(563,227)	(10,730,743)
Total net decrease	(1,092,659)	(24,304,222)	(3,022,962)	(58,507,372)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$21.65	(0.02)	2.68	2.66
12/31/2016	$19.00	0.00 (c)	2.65	2.65
12/31/2015	$19.60	0.00 (c)	(0.60)	(0.60)
12/31/2014	$18.48	0.08	1.04	1.12
12/31/2013	$12.44	(0.06)	6.10	6.04
Class 2
12/31/2017	$21.30	0.04	2.53	2.57
12/31/2016	$18.74	(0.04)	2.60	2.56
12/31/2015	$19.38	(0.04)	(0.60)	(0.64)
12/31/2014	$18.32	0.02	1.04	1.06
12/31/2013	$12.36	(0.10)	6.06	5.96
Class 3
12/31/2017	$21.48	0.06	2.56	2.62
12/31/2016	$18.87	(0.02)	2.63	2.61
12/31/2015	$19.50	(0.02)	(0.61)	(0.63)
12/31/2014	$18.40	0.05	1.05	1.10
12/31/2013	$12.40	(0.08)	6.08	6.00

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$24.31	12.29%	1.02%	0.89%	(0.09%)	23%	$4,111
$21.65	13.95%	1.00% (d)	0.91% (d)	0.02%	32%	$16,013
$19.00	(3.06%)	0.99%	0.91%	0.01%	27%	$60,663
$19.60	6.06%	0.98%	0.93%	0.44%	27%	$70,315
$18.48	48.55%	0.99%	0.93%	(0.40%)	16%	$80,983

$23.87	12.06%	1.29%	1.14%	0.19%	23%	$28,050
$21.30	13.66%	1.27% (d)	1.16% (d)	(0.22%)	32%	$25,233
$18.74	(3.30%)	1.24%	1.16%	(0.22%)	27%	$22,315
$19.38	5.79%	1.23%	1.18%	0.13%	27%	$22,376
$18.32	48.22%	1.24%	1.18%	(0.64%)	16%	$21,186

$24.10	12.20%	1.16%	1.02%	0.25%	23%	$67,684
$21.48	13.83%	1.14% (d)	1.03% (d)	(0.10%)	32%	$71,355
$18.87	(3.23%)	1.11%	1.04%	(0.11%)	27%	$73,318
$19.50	5.98%	1.11%	1.05%	0.28%	27%	$87,610
$18.40	48.39%	1.11%	1.05%	(0.52%)	16%	$91,762
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	15

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
18	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2017 was 0.87% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $858.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of the Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, the Fund no longer pays a transfer agency fee. The effective transfer agency fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018	Prior to May 1, 2017
Class 1	0.88%	0.91%
Class 2	1.13	1.16
Class 3	1.005	1.035
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $23,615,543 and $42,881,096, respectively, for the year ended December 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
20	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 81.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select Smaller-Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
24	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
26	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2017	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6484 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	04/19/12	14.34	6.68	6.33
Blended Benchmark		12.59	7.70	7.62
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	2.35
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 19, 2012 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2017)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	47.0
International	12.3
U.S. Large Cap	28.9
U.S. Mid Cap	2.8
U.S. Small Cap	3.0
Underlying Funds: Fixed-Income Funds	22.5
Investment Grade	22.5
Allocations to Tactical Assets
Corporate Bonds & Notes	1.5
Exchange-Traded Funds	7.8
Foreign Government Obligations	0.0 (a)
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	14.7
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities - Agency	5.7
U.S. Treasury Obligations	0.1
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Affiliated Money Market Funds (amounting to $2,273.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 14.34%. The Fund outperformed its Blended Benchmark, which gained 12.59% for the 12-month period. During the same time period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%. An overweight in equities and an underweight in fixed income aided performance relative to the Blended Benchmark. Results from large-cap managers were also favorable to return.
Confident investors drove global markets higher in 2017
Although the year was marked with uncertainty on the U.S. political scene and global tensions remained high, investors optimistically anticipated stronger economic growth, higher corporate earnings and lower taxes in the year ahead and drove the financial markets higher in 2017. Preliminary data confirmed that global economic growth was on track to rise at a pace of approximately 2.3% in 2017, with broad participation across both developed and emerging countries. Export-oriented emerging markets, including Brazil and Russia, benefited from recovering commodity prices and rising demand in China and developed countries. U.S. economic growth picked up in the year, as real gross domestic product (GDP) expanded at an annualized rate of more than 3.0% for two consecutive quarters for the first time since 2014; 3% is the long-term historical average growth rate of real GDP. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, as the U.S. labor market added an average of more than 170,000 new jobs per month over the past 12 months. Wage growth failed to keep pace with job growth, but there was hope that lower corporate taxes would move companies to raise wages more robustly. A tight job market was also expected to put pressure on wages. At 4.1% unemployment, the U.S. economy is at what most economists consider full employment. Robust manufacturing activity, higher consumer spending and expectations that less stringent regulation in certain industries would further boost growth also supported investor confidence.
Against this backdrop, stock markets in the United States, Europe, Asia and Japan gained 20% or more in 2017, all as measured by their respective MSCI indexes. China led the world’s major stock markets with a 54% gain. The Dow Jones Industrial Average reached four 1,000 point milestones, opening just above 20,000 in January and closing just under 25,000 on December 29, 2017. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 21.83% during the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index, which measures returns of U.S. investment-grade government and corporate bonds, gained 3.54%. Technology shares led the global market on rising corporate profits, which were helped by the U.S. dollar’s decline against major market currencies during the year.
While monetary policy remained accommodative outside the United States, the U.S. Federal Reserve (the Fed) raised the target range on its key short-term interest rate, the federal funds rate, three times in 2017. The Fed cited solid job and economic growth and progress toward its 2.0% inflation target. The federal funds rate target started the year at 0.75% - 1.00% and ended the year at 1.25% - 1.50%. Short-term rates rose during the year, but the 10-year Treasury benchmark closed the year approximately where it started.
Significant performance factors
An overweight in equities, which was driven by the Fund’s dynamic algorithm-based allocation, helped the Fund outperform its Blended Benchmark. Derivative securities such as forward foreign currency exchange contracts, futures and options were used to execute the Fund’s dynamic algorithm. On a stand-alone basis, the net impact of these derivative securities on the Fund’s performance was positive during the period. Fixed-income allocations all remained several percentage points below the Blended Benchmark’s allocation. Exposure to Japan’s equity markets through equity index futures also boosted relative results.
Underlying fund performance was mixed. Domestic large-cap equity funds outperformed, with stronger returns from growth fund than from value funds. Growth funds had greater allocations to the information technology and consumer discretionary sectors, which were strong performers for the year. Even though fixed income was an underweight for the year, fixed-income funds that held long-duration Treasuries outperformed as long-term yields were stable to down for the period (bond prices and yields typically move in opposite directions).
International equity funds, while contributing nicely to Fund gains, detracted from relative performance, as did exposure to short- and medium-term Treasury bonds, via bond futures. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, detracted from results as the equity market outperformed.
4	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At period’s end
The Fund seeks to deliver a strong risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm are generally small in scope and magnitude. At period’s end, the Fund’s asset allocation tools continue to favor equities over fixed income.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,070.10	1,022.49	2.53	2.47	0.49	5.37	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes(a) 1.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Lockheed Martin Corp.
11/23/2018	1.850%		565,000	563,972
09/15/2021	3.350%		1,310,000	1,347,296
09/15/2052	4.090%		655,000	685,424
Northrop Grumman Corp.
06/01/2018	1.750%		2,155,000	2,153,787
04/15/2045	3.850%		125,000	126,571
10/15/2047	4.030%		750,000	782,780
Total				5,659,830
Apartment REIT 0.0%
Grand City Properties SA(b)
04/17/2025	1.500%	EUR	1,800,000	2,209,446
Automotive 0.0%
Ford Motor Co.
12/08/2046	5.291%		164,000	178,438
GKN Holdings PLC(b)
05/12/2032	3.375%	GBP	590,000	785,729
Total				964,167
Banking 0.1%
Bank of America Corp.(b)
07/25/2025	2.300%	GBP	1,855,000	2,574,319
Bank of America Corp.(c)
01/20/2028	3.824%		625,000	646,493
Bank of America Corp.(b),(c)
12/20/2028	3.419%		91,000	90,882
Bank of Nova Scotia (The)
06/11/2018	1.700%		1,180,000	1,179,273
Barclays PLC
01/10/2028	4.337%		1,025,000	1,061,047
Capital One NA
08/08/2022	2.650%		490,000	484,893
Citigroup, Inc.
05/01/2026	3.400%		990,000	996,344
10/21/2026	3.200%		1,460,000	1,448,543
Credit Suisse Group Funding Guernsey Ltd.
04/17/2026	4.550%		1,025,000	1,096,865
Goldman Sachs Group, Inc. (The)(b)
01/29/2026	4.250%	GBP	760,000	1,170,470
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%		130,000	133,474
07/08/2044	4.800%		455,000	520,429
JPMorgan Chase & Co.
03/22/2019	1.850%		725,000	722,409
10/01/2026	2.950%		674,000	661,928
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(c)
05/01/2028	3.540%		380,000	385,737
11/15/2048	3.964%		55,000	56,541
Lloyds Banking Group PLC
10/16/2024	2.250%	GBP	760,000	1,036,931
Morgan Stanley
07/27/2026	3.125%		645,000	635,395
01/20/2027	3.625%		1,380,000	1,412,015
01/22/2047	4.375%		65,000	71,356
Wells Fargo & Co.
10/23/2026	3.000%		1,660,000	1,627,152
Subordinated
11/04/2044	4.650%		460,000	501,258
Total				18,513,754
Cable and Satellite 0.1%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%		955,000	985,012
Comcast Corp.
02/15/2018	5.875%		970,000	974,776
07/15/2046	3.400%		160,000	151,050
08/15/2047	4.000%		195,000	203,643
11/01/2052	4.049%		435,000	445,347
NBCUniversal Media LLC
01/15/2043	4.450%		314,000	342,400
Sky PLC(b)
11/24/2023	1.875%	EUR	2,315,000	2,960,412
09/16/2024	3.750%		400,000	416,116
Total				6,478,756
Chemicals 0.0%
Dow Chemical Co. (The)
11/15/2042	4.375%		210,000	220,625
LYB International Finance BV
03/15/2044	4.875%		255,000	285,401
LyondellBasell Industries NV
04/15/2019	5.000%		504,000	517,327
Total				1,023,353
Consumer Cyclical Services 0.0%
Motability Operations Group PLC(b)
07/16/2026	3.750%	GBP	810,000	1,255,279
Diversified Manufacturing 0.1%
3M Co.
10/15/2047	3.625%		155,000	158,604
General Electric Co.
05/26/2023	1.250%	EUR	2,120,000	2,629,324
03/11/2044	4.500%		590,000	653,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honeywell International, Inc.
02/22/2023	1.300%	EUR	1,585,000	1,976,632
United Technologies Corp.
05/04/2020	1.900%		965,000	955,621
05/22/2023	1.250%	EUR	970,000	1,207,069
06/01/2042	4.500%		160,000	177,358
11/01/2046	3.750%		175,000	174,551
Total				7,932,933
Electric 0.4%
AEP Texas, Inc.(b)
10/01/2047	3.800%		730,000	753,443
Appalachian Power Co.
05/15/2044	4.400%		850,000	936,946
Arizona Public Service Co.
05/15/2046	3.750%		480,000	493,341
CMS Energy Corp.
03/01/2024	3.875%		830,000	867,387
11/15/2025	3.600%		2,629,000	2,693,250
02/15/2027	2.950%		1,355,000	1,302,843
03/31/2043	4.700%		195,000	218,761
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%		730,000	761,390
Dominion Energy, Inc.
06/15/2018	1.900%		1,560,000	1,559,750
DTE Energy Co.
06/01/2024	3.500%		1,255,000	1,284,141
10/01/2026	2.850%		5,600,000	5,379,388
Duke Energy Corp.
10/15/2023	3.950%		4,344,000	4,558,359
04/15/2024	3.750%		750,000	783,105
08/15/2027	3.150%		280,000	277,944
09/01/2046	3.750%		860,000	852,067
Duke Energy Florida LLC
01/15/2027	3.200%		415,000	419,572
Edison International
09/15/2022	2.400%		955,000	934,216
Emera U.S. Finance LP
06/15/2046	4.750%		2,187,000	2,402,402
Eversource Energy
01/15/2018	1.600%		395,000	394,954
05/01/2018	1.450%		2,724,000	2,719,192
03/15/2022	2.750%		195,000	195,168
FirstEnergy Corp.
07/15/2047	4.850%		255,000	283,184
Indiana Michigan Power Co.
07/01/2047	3.750%		960,000	975,408
Innogy Finance BV(b)
06/03/2030	6.250%	GBP	490,000	906,196
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mississippi Power Co.
03/15/2042	4.250%		90,000	87,851
NextEra Energy Capital Holdings, Inc.
04/01/2019	2.300%		235,000	234,915
Northern States Power Co.
05/15/2044	4.125%		115,000	126,483
NSTAR Electric Co.
05/15/2027	3.200%		780,000	788,154
Pacific Gas & Electric Co.
02/15/2024	3.750%		1,270,000	1,322,296
03/15/2027	3.300%		195,000	194,198
08/15/2042	3.750%		165,000	161,850
02/15/2044	4.750%		1,250,000	1,391,550
12/01/2046	4.000%		205,000	208,988
Pacific Gas & Electric Co.(b)
12/01/2047	3.950%		130,000	130,298
PPL Capital Funding, Inc.
03/15/2024	3.950%		125,000	130,883
05/15/2026	3.100%		105,000	103,064
Progress Energy, Inc.
04/01/2022	3.150%		420,000	425,203
Public Service Electric & Gas Co.
05/15/2027	3.000%		970,000	964,787
Public Service Enterprise Group, Inc.
11/15/2019	1.600%		535,000	526,189
Southern California Edison Co.
10/01/2043	4.650%		280,000	328,382
Southern Co. (The)
07/01/2046	4.400%		2,445,000	2,612,915
WEC Energy Group, Inc.
06/15/2018	1.650%		655,000	653,345
06/15/2025	3.550%		1,291,000	1,323,439
Western Power Distribution PLC(b)
11/06/2023	3.625%	GBP	2,255,000	3,284,799
Xcel Energy, Inc.
05/15/2020	4.700%		1,365,000	1,422,574
12/01/2026	3.350%		2,295,000	2,321,533
09/15/2041	4.800%		232,000	262,769
Total				50,958,872
Finance Companies 0.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		910,000	985,254
Food and Beverage 0.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%		990,000	1,147,281
Diageo Capital PLC
07/15/2020	4.828%		1,000,000	1,061,959

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
General Mills, Inc.
11/16/2020	2.100%	EUR	1,594,000	2,012,239
Heineken NV(b)
03/29/2047	4.350%		125,000	137,140
Kellogg Co.
04/01/2046	4.500%		90,000	95,466
Kraft Heinz Co. (The)(b)
07/01/2027	4.125%	GBP	930,000	1,400,354
Kraft Heinz Foods Co.
06/04/2042	5.000%		185,000	198,528
06/01/2046	4.375%		350,000	346,670
Molson Coors Brewing Co.
03/15/2019	1.900%		620,000	617,258
07/15/2024	1.250%	EUR	1,805,000	2,183,753
07/15/2046	4.200%		871,000	888,695
Mondelez International, Inc.(b)
10/28/2019	1.625%		1,225,000	1,207,876
PepsiCo, Inc.
02/22/2019	1.500%		1,595,000	1,586,896
05/02/2019	1.550%		520,000	517,132
10/06/2046	3.450%		595,000	577,132
Sysco Corp.
07/15/2021	2.500%		295,000	293,939
07/15/2027	3.250%		80,000	80,029
04/01/2046	4.500%		155,000	168,101
Tyson Foods, Inc.
08/15/2019	2.650%		960,000	964,350
06/02/2047	4.550%		210,000	229,357
Wm. Wrigley Jr., Co.(b)
10/21/2018	2.400%		244,000	244,287
10/21/2019	2.900%		2,190,000	2,210,985
Total				18,169,427
Health Care 0.1%
Abbott Laboratories
11/30/2046	4.900%		165,000	189,553
Becton Dickinson and Co.
06/06/2027	3.700%		2,305,000	2,321,700
06/06/2047	4.669%		275,000	296,786
Cardinal Health, Inc.
06/15/2027	3.410%		1,890,000	1,853,349
06/15/2047	4.368%		215,000	214,181
Express Scripts Holding Co.
07/15/2046	4.800%		1,300,000	1,382,576
Medtronic Global Holdings SCA
03/28/2019	1.700%		1,590,000	1,582,756
Medtronic, Inc.
03/15/2045	4.625%		249,000	289,747
Total				8,130,648
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%		178,000	175,740
Anthem, Inc.
08/15/2044	4.650%		135,000	147,364
UnitedHealth Group, Inc.
10/15/2020	1.950%		1,285,000	1,272,582
04/15/2047	4.250%		155,000	170,360
10/15/2047	3.750%		1,130,000	1,152,947
Total				2,918,993
Healthcare REIT 0.0%
Welltower, Inc.
11/20/2028	4.800%	GBP	780,000	1,238,703
Independent Energy 0.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%		720,000	714,305
Apache Corp.
04/15/2043	4.750%		130,000	135,129
01/15/2044	4.250%		210,000	204,284
Canadian Natural Resources Ltd.
06/01/2047	4.950%		705,000	790,977
ConocoPhillips Co.
11/15/2044	4.300%		220,000	240,583
Continental Resources, Inc.
06/01/2024	3.800%		390,000	385,057
06/01/2044	4.900%		135,000	129,852
Hess Corp.
02/15/2041	5.600%		180,000	193,602
04/01/2047	5.800%		510,000	566,958
Noble Energy, Inc.
11/15/2043	5.250%		619,000	682,577
Total				4,043,324
Integrated Energy 0.0%
Cenovus Energy, Inc.
09/15/2042	4.450%		910,000	841,552
09/15/2043	5.200%		325,000	327,955
Shell International Finance BV
05/11/2045	4.375%		320,000	359,809
Total				1,529,316
Life Insurance 0.1%
American International Group, Inc.
07/10/2025	3.750%		445,000	458,072
07/16/2044	4.500%		135,000	146,141
Brighthouse Financial, Inc.(b)
06/22/2047	4.700%		1,350,000	1,376,133

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
BUPA Finance PLC(b)
04/05/2024	2.000%	GBP	1,040,000	1,418,573
Subordinated
12/08/2026	5.000%	GBP	500,000	787,748
Five Corners Funding Trust(b)
11/15/2023	4.419%		1,775,000	1,903,290
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%		1,114,000	1,257,917
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%		895,000	1,018,399
MetLife, Inc.
03/01/2045	4.050%		290,000	304,083
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
03/30/2040	6.063%		410,000	549,714
09/30/2047	3.850%		705,000	715,025
Nuveen Finance LLC(b)
11/01/2019	2.950%		640,000	645,930
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%		1,218,000	1,254,663
Prudential Financial, Inc.
05/15/2044	4.600%		325,000	368,757
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%		2,160,000	2,482,240
05/15/2047	4.270%		666,000	705,580
Voya Financial, Inc.
06/15/2046	4.800%		520,000	577,052
Total				15,969,317
Media and Entertainment 0.0%
21st Century Fox America, Inc.
09/15/2044	4.750%		559,000	641,126
Discovery Communications LLC
09/20/2024	2.500%	GBP	1,100,000	1,471,471
09/20/2047	5.200%		240,000	250,092
Scripps Networks Interactive, Inc.
11/15/2024	3.900%		567,000	576,742
Thomson Reuters Corp.
10/15/2019	4.700%		510,000	529,770
Time Warner, Inc.
09/15/2023	1.950%	EUR	402,000	509,062
12/15/2043	5.350%		205,000	227,056
Total				4,205,319
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Midstream 0.1%
Enterprise Products Operating LLC
05/07/2018	1.650%		618,000	617,101
02/15/2045	5.100%		1,291,000	1,465,033
05/15/2046	4.900%		127,000	140,733
Kinder Morgan Energy Partners LP
11/01/2042	4.700%		190,000	185,288
03/01/2043	5.000%		2,046,000	2,062,622
Kinder Morgan, Inc.
02/15/2046	5.050%		776,000	802,918
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%		110,000	107,110
06/15/2044	4.700%		2,226,000	2,083,531
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%		112,000	113,052
Williams Partners LP
09/15/2045	5.100%		1,467,000	1,605,406
Total				9,182,794
Natural Gas 0.1%
Cadent Finance PLC(b)
09/22/2028	2.125%	GBP	1,740,000	2,295,629
Eurogrid GmbH(b)
11/03/2023	1.625%	EUR	1,400,000	1,771,151
NiSource Finance Corp.
02/15/2043	5.250%		730,000	874,419
05/15/2047	4.375%		1,370,000	1,500,591
NorteGas Energia Distribucion SAU(b)
09/28/2027	2.065%	EUR	870,000	1,061,333
Sempra Energy
06/15/2024	3.550%		3,815,000	3,906,102
06/15/2027	3.250%		330,000	327,492
Total				11,736,717
Other Industry 0.0%
Akelius Residential Property AB(b)
02/07/2025	1.750%	EUR	1,475,000	1,795,314
08/15/2025	2.375%	GBP	615,000	818,192
Annington Funding PLC(b)
07/12/2047	3.935%	GBP	410,000	600,814
Total				3,214,320
Other REIT 0.0%
Digital Stout Holding LLC(b)
07/19/2029	3.300%	GBP	1,115,000	1,556,063
SELP Finance Sarl(b)
10/25/2023	1.250%	EUR	2,120,000	2,554,601
Total				4,110,664

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Packaging 0.0%
DS Smith PLC(b)
07/26/2024	1.375%	EUR	1,290,000	1,554,811
Pharmaceuticals 0.1%
AbbVie, Inc.
05/14/2046	4.450%		310,000	336,474
Allergan Funding SCS
03/15/2025	3.800%		1,515,000	1,541,888
03/15/2045	4.750%		79,000	84,245
Amgen, Inc.
06/15/2051	4.663%		1,326,000	1,482,948
Gilead Sciences, Inc.
03/01/2047	4.150%		275,000	292,614
Johnson & Johnson
01/15/2038	3.400%		190,000	194,662
Mylan NV
06/15/2046	5.250%		125,000	136,776
Pfizer, Inc.
12/15/2046	4.125%		185,000	204,903
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%		1,350,000	1,337,429
Teva Pharmaceutical Finance Netherlands III BV
10/01/2046	4.100%		285,000	217,497
Total				5,829,436
Property & Casualty 0.1%
Berkshire Hathaway, Inc.
03/16/2035	1.625%	EUR	490,000	569,182
CNA Financial Corp.
05/15/2024	3.950%		2,144,000	2,229,850
03/01/2026	4.500%		475,000	508,096
Liberty Mutual Group, Inc.(b)
05/04/2026	2.750%	EUR	1,595,000	2,087,845
08/01/2044	4.850%		180,000	199,206
Travelers Companies, Inc. (The)
05/30/2047	4.000%		155,000	164,901
Total				5,759,080
Railroads 0.0%
CSX Corp.
11/01/2046	3.800%		425,000	423,657
05/01/2050	3.950%		315,000	313,914
Norfolk Southern Corp.(b)
08/15/2052	4.050%		240,000	248,953
Union Pacific Corp.
10/01/2051	3.799%		295,000	301,456
Total				1,287,980
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Restaurants 0.0%
McDonald’s Corp.
03/01/2018	5.350%		1,835,000	1,845,846
12/09/2045	4.875%		791,000	915,003
Total				2,760,849
Retail REIT 0.0%
Simon Property Group LP
12/01/2027	3.375%		320,000	321,523
Retailers 0.0%
CVS Health Corp.
06/01/2021	2.125%		1,090,000	1,065,026
07/20/2022	3.500%		450,000	458,697
06/01/2026	2.875%		365,000	350,159
Lowe’s Companies, Inc.
05/03/2047	4.050%		220,000	234,271
Target Corp.
04/15/2046	3.625%		150,000	146,064
11/15/2047	3.900%		40,000	40,737
Wal-Mart Stores, Inc.
12/15/2047	3.625%		350,000	366,919
Total				2,661,873
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%		975,000	977,713
01/15/2048	4.650%		460,000	472,843
Total				1,450,556
Technology 0.1%
Apple, Inc.
01/17/2024	1.375%	EUR	505,000	637,128
02/09/2045	3.450%		1,190,000	1,162,272
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%		1,674,000	1,651,456
01/15/2028	3.500%		640,000	610,719
Cisco Systems, Inc.
09/20/2019	1.400%		1,190,000	1,177,116
Intel Corp.
05/11/2047	4.100%		205,000	226,465
International Business Machines Corp.
11/19/2019	1.375%	EUR	1,672,000	2,063,710
Microsoft Corp.
08/08/2046	3.700%		920,000	959,006
02/06/2047	4.250%		850,000	972,220

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oracle Corp.
01/10/2021	2.250%	EUR	1,251,000	1,599,224
09/15/2021	1.900%		740,000	727,783
07/15/2046	4.000%		440,000	468,219
11/15/2047	4.000%		127,000	135,033
QUALCOMM, Inc.
05/20/2047	4.300%		285,000	287,392
Total				12,677,743
Tobacco 0.0%
BAT Capital Corp.(b)
08/15/2047	4.540%		160,000	168,881
Philip Morris International, Inc.
03/04/2043	4.125%		165,000	170,303
Total				339,184
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%		525,000	542,743
02/15/2045	4.500%		490,000	503,108
11/01/2046	4.200%		325,000	318,243
FedEx Corp.
04/01/2046	4.550%		1,275,000	1,398,046
Heathrow Funding Ltd.(b)
02/15/2023	5.225%	GBP	841,000	1,331,313
United Parcel Service, Inc.
11/15/2047	3.750%		270,000	278,679
Total				4,372,132
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%		545,000	542,470
Rogers Communications, Inc.
08/15/2018	6.800%		230,000	236,617
Vodafone Group PLC
02/19/2043	4.375%		305,000	313,707
Total				1,092,794
Wirelines 0.1%
AT&T, Inc.
06/15/2045	4.350%		2,638,000	2,436,544
03/01/2047	5.450%		1,165,000	1,248,239
Verizon Communications, Inc.
03/15/2055	4.672%		2,551,000	2,473,325
Total				6,158,108
Total Corporate Bonds & Notes (Cost $220,288,440)				226,697,255
Equity Funds 49.6%
	Shares	Value ($)
International 12.9%
Variable Portfolio – DFA International Value Fund, Class 1 Shares(d)	34,464,195	395,648,960
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(d)	47,255,097	565,643,514
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(d)	31,023,296	381,276,308
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(d)	46,884,147	558,859,028
Total		1,901,427,810
U.S. Large Cap 30.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(d),(e)	16,888,638	372,732,245
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(d),(e)	24,894,619	1,210,874,265
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(d),(e)	14,939,051	377,957,990
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(d),(e)	20,918,513	350,594,277
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(d),(e)	10,099,002	251,162,178
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(d),(e)	11,447,948	334,280,077
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(d),(e)	12,671,581	336,430,474
Variable Portfolio – MFS Value Fund, Class 1 Shares(d),(e)	9,603,942	239,714,386
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(d),(e)	20,849,701	427,001,868
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(d),(e)	12,500,289	339,757,856
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(d),(e)	10,282,807	234,550,837
Total		4,475,056,453
U.S. Mid Cap 3.0%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(d),(e)	3,672,308	94,708,830
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(d),(e)	4,067,438	92,412,196
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(d),(e)	4,791,161	125,863,805
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(d),(e)	5,511,071	129,124,382
Total		442,109,213

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.2%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(d),(e)	6,867,517	158,090,238
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(d),(e)	7,042,194	154,576,168
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(d),(e)	5,401,079	151,284,215
Total		463,950,621
Total Equity Funds (Cost $5,598,701,844)		7,282,544,097

Exchange-Traded Funds 8.2%

iShares MSCI EAFE ETF	8,874,292	623,951,471
SPDR S&P 500 ETF Trust	2,190,200	584,476,772
Total Exchange-Traded Funds (Cost $1,004,977,794)		1,208,428,243

Fixed-Income Funds 23.7%

Investment Grade 23.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(d)	64,826,948	671,607,178
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(d)	20,733,616	195,725,336
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(d)	34,175,747	363,288,193
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(d)	19,137,558	198,073,723
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(d)	59,420,864	662,542,640
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(d)	53,682,637	587,288,050
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(d)	60,643,720	644,036,309
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(d)	15,383,967	154,762,706
Total		3,477,324,135
Total Fixed-Income Funds (Cost $3,471,208,648)		3,477,324,135
Foreign Government Obligations(a),(f) 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Netherlands 0.0%
Enexis Holding NV(b)
10/20/2023	1.500%	EUR	1,475,000	1,860,388
04/28/2026	0.875%	EUR	1,100,000	1,314,637
Total				3,175,025
Norway 0.0%
Avinor AS(b)
04/29/2025	1.000%	EUR	800,000	970,945
Total Foreign Government Obligations (Cost $3,662,114)				4,145,970

Residential Mortgage-Backed Securities - Agency 6.0%

Federal National Mortgage Association(g)
01/17/2033	2.500%		170,725,000	170,458,242
01/17/2033	3.000%		72,785,000	74,135,504
01/17/2033- 01/11/2048	3.500%		569,400,000	585,471,776
01/11/2048	4.000%		54,000,000	56,469,901
Total Residential Mortgage-Backed Securities - Agency (Cost $885,889,735)				886,535,423

U.S. Treasury Obligations 0.1%

U.S. Treasury
09/30/2019	1.375%		9,000,000	8,922,474
05/15/2045	3.000%		365,000	383,396
Total U.S. Treasury Obligations (Cost $9,325,522)				9,305,870

Options Purchased Puts 0.8%
Value ($)
(Cost $152,901,116)	115,081,600

Money Market Funds 15.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(d),(h)	2,273,252,539	2,273,252,539
Total Money Market Funds (Cost $2,273,238,785)		2,273,252,539
Total Investments (Cost: $13,620,193,998)		15,483,315,132
Other Assets & Liabilities, Net		(804,927,986)
Net Assets		14,678,387,146

At December 31, 2017, securities and/or cash totaling $82,148,452 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
30,573,000 EUR	36,063,814 USD	UBS	01/29/2018	—	(679,601)
17,731,000 GBP	23,799,957 USD	UBS	01/29/2018	—	(161,693)
1,284,252 USD	1,085,000 EUR	UBS	01/29/2018	19,729	—
Total				19,729	(841,294)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	12	03/2018	JPY	181,492,372	—	(131)
AUD/USD Currency	800	03/2018	USD	62,488,000	2,469,040	—
BP Currency	1,750	03/2018	USD	148,279,688	1,185,822	—
Canadian Government 10-Year Bond	32	03/2018	CAD	4,328,788	—	(28,006)
DAX Index	44	03/2018	EUR	14,201,000	—	(301,321)
Euro FX	600	03/2018	USD	90,566,250	1,716,855	—
Euro-Bobl	12	03/2018	EUR	1,582,223	—	(8,392)
Euro-Bund	9	03/2018	EUR	1,463,172	—	(4,279)
Euro-Buxl 30-Year	6	03/2018	EUR	1,001,409	—	(7,183)
Euro-Schatz	11	03/2018	EUR	1,234,108	—	(1,051)
FTSE 100 Index	110	03/2018	GBP	8,401,800	361,642	—
FTSE/MIB Index	109	03/2018	EUR	11,857,565	—	(562,884)
JPY Currency	1,365	03/2018	USD	152,095,125	924,856	—
Russell 2000 E-mini	825	03/2018	USD	63,380,625	523,892	—
S&P 500 E-mini	11,739	03/2018	USD	1,570,678,200	25,242,394	—
S&P 500 Index	244	03/2018	USD	163,236,000	2,753,296	—
SPI 200 Index	450	03/2018	AUD	67,725,000	6,320	—
TOPIX Index	1,200	03/2018	JPY	21,804,000,000	4,407,599	—
U.S. Long Bond	134	03/2018	USD	20,891,413	91,780	—
U.S. Treasury 10-Year Note	1,994	03/2018	USD	248,599,876	—	(580,989)
U.S. Treasury 2-Year Note	884	03/2018	USD	189,608,205	—	(325,116)
U.S. Treasury 5-Year Note	1,890	03/2018	USD	220,101,046	—	(684,670)
U.S. Treasury Ultra 10-Year Note	34	03/2018	USD	4,592,664	—	(14,556)
U.S. Ultra Bond	150	03/2018	USD	25,360,247	239,246	—
Total					39,922,742	(2,518,578)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(559)	03/2018	EUR	(19,525,870)	533,524	—
Long Gilt	(56)	03/2018	GBP	(7,077,492)	—	(30,361)
S&P/TSE 60 Index	(225)	03/2018	CAD	(43,083,000)	—	(270,640)
U.S. Long Bond	(211)	03/2018	USD	(32,896,181)	—	(99,034)
U.S. Treasury 10-Year Note	(10)	03/2018	USD	(1,246,740)	3,752	—
U.S. Treasury 2-Year Note	(65)	03/2018	USD	(13,941,780)	25,262	—
U.S. Treasury 5-Year Note	(7)	03/2018	USD	(815,189)	917	—
U.S. Treasury Ultra 10-Year Note	(23)	03/2018	USD	(3,106,802)	1,950	—
Total					565,405	(400,035)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	1,109,548,150	4,150	1,950.00	06/2019	27,776,959	15,832,250
S&P 500 Index	Deutsche Bank	USD	935,763,500	3,500	1,900.00	06/2019	20,796,451	11,865,000
S&P 500 Index	Deutsche Bank	USD	668,402,500	2,500	1,850.00	06/2019	13,174,608	7,512,500
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	1,489,200,770	5,570	2,000.00	12/2019	41,424,321	35,118,850
S&P 500 Index	Deutsche Bank	USD	1,243,228,650	4,650	2,050.00	12/2019	37,865,143	32,457,000
S&P 500 Index	Deutsche Bank	USD	427,777,600	1,600	2,100.00	12/2019	11,863,634	12,296,000
Total							152,901,116	115,081,600
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $61,669,588, which represents 0.42% of net assets.
(c)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	2,334,055,682	1,579,643,082	(1,640,446,225)	2,273,252,539	—	3,385	15,142	22,423,956	2,273,252,539
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	17,500,539	—	(611,901)	16,888,638	—	5,053,861	62,604,264	—	372,732,245
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	25,545,532	—	(650,913)	24,894,619	—	9,839,903	229,974,832	—	1,210,874,265
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	15,229,314	25,084	(315,347)	14,939,051	—	2,999,351	44,674,124	—	377,957,990
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	59,622,130	5,204,818	—	64,826,948	5,415,886	—	737,304	17,884,273	671,607,178
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	21,878,484	—	(959,971)	20,918,513	—	6,330,859	72,632,909	—	350,594,277
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	19,353,075	1,380,541	—	20,733,616	—	—	(583,160)	4,368,410	195,725,336
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	31,565,180	2,610,567	—	34,175,747	1,315,430	—	23,341,470	11,468,807	363,288,193
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	3,759,480	—	(87,172)	3,672,308	—	281,057	17,624,013	—	94,708,830
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	4,147,608	10,903	(91,073)	4,067,438	—	258,738	10,804,099	—	92,412,196
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	9,215,115	1,477,004	(593,117)	10,099,002	—	4,818,290	37,119,564	—	251,162,178
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	10,604,664	13,458	(3,750,605)	6,867,517	—	4,999,304	12,880,103	—	158,090,238
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	17,741,717	1,395,841	—	19,137,558	127,051	—	547,393	5,493,404	198,073,723
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	55,117,626	4,303,238	—	59,420,864	3,851,880	—	11,480,066	14,587,508	662,542,640
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	47,598,672	787,507	(13,921,984)	34,464,195	—	(1,404,691)	82,172,091	8,030,779	395,648,960
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	21,026,523	27,007,403	(778,829)	47,255,097	—	744,899	80,821,145	6,672,521	565,643,514
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	21,321,352	13,147	(9,886,551)	11,447,948	—	76,427,457	30,544,598	—	334,280,077
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	8,743,502	4,256,944	(328,865)	12,671,581	—	4,093,336	63,330,122	—	336,430,474
Variable Portfolio – MFS Value Fund, Class 1 Shares
	8,401,054	1,407,938	(205,050)	9,603,942	—	1,160,463	32,326,770	—	239,714,386
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	21,270,969	—	(421,268)	20,849,701	—	3,477,334	69,608,929	—	427,001,868
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	6,953,436	5,867,100	(320,247)	12,500,289	—	3,607,046	71,555,639	—	339,757,856
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	42,939,783	3,067,645	(14,984,132)	31,023,296	30,812,881	(9,282,450)	71,463,733	2,794,801	381,276,308
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	49,878,883	3,803,754	—	53,682,637	446,650	—	6,154,203	12,928,064	587,288,050
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	9,073,175	12,891	(2,043,872)	7,042,194	—	13,731,309	13,677,766	—	154,576,168
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,896,209	1,221	(1,496,351)	5,401,079	—	6,231,757	4,333,039	—	151,284,215
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	46,605,304	903,030	(624,187)	46,884,147	—	964,822	93,062,153	9,780,251	558,859,028
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	8,896,273	1,648,242	(261,708)	10,282,807	—	1,164,848	29,539,186	—	234,550,837
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	56,516,534	4,127,186	—	60,643,720	2,129,950	—	8,104,202	10,145,950	644,036,309
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	4,866,408	11,558	(86,805)	4,791,161	—	410,767	16,863,550	—	125,863,805
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	14,416,424	967,543	—	15,383,967	8,345	—	(308,997)	1,461,623	154,762,706
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	5,608,485	55	(97,469)	5,511,071	—	380,693	23,924,917	—	129,124,382
Total					44,108,073	136,292,338	1,221,025,169	128,040,347	13,033,120,771

(e)	Non-income producing investment.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	226,697,255	—	—	226,697,255
Equity Funds	—	—	—	7,282,544,097	7,282,544,097
Exchange-Traded Funds	1,208,428,243	—	—	—	1,208,428,243
Fixed-Income Funds	—	—	—	3,477,324,135	3,477,324,135
Foreign Government Obligations	—	4,145,970	—	—	4,145,970
Residential Mortgage-Backed Securities - Agency	—	886,535,423	—	—	886,535,423
U.S. Treasury Obligations	9,305,870	—	—	—	9,305,870
Options Purchased Puts	115,081,600	—	—	—	115,081,600
Money Market Funds	—	—	—	2,273,252,539	2,273,252,539
Total Investments	1,332,815,713	1,117,378,648	—	13,033,120,771	15,483,315,132
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	19,729	—	—	19,729
Futures Contracts	40,488,147	—	—	—	40,488,147
Liability
Forward Foreign Currency Exchange Contracts	—	(841,294)	—	—	(841,294)
Futures Contracts	(2,918,613)	—	—	—	(2,918,613)
Total	1,370,385,247	1,116,557,083	—	13,033,120,771	15,520,063,101
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$2,124,143,605
Investments in affiliated issuers, at cost	11,343,149,277
Investments in options purchased, at cost	152,901,116
Investments in unaffiliated issuers, at value	2,335,112,761
Investments in affiliated issuers, at value	13,033,120,771
Investments in options purchased, at value	115,081,600
Cash	420,000
Foreign currency (identified cost $30,835)	31,126
Cash collateral held at broker for:
TBA	171,000
Margin deposits on:
Futures contracts	81,977,452
Unrealized appreciation on forward foreign currency exchange contracts	19,729
Receivable for:
Investments sold	9,186,405
Dividends	5,254,244
Interest	3,973,663
Foreign tax reclaims	3,431
Variation margin for futures contracts	2,783,528
Prepaid expenses	28,268
Total assets	15,587,163,978
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	841,294
Payable for:
Investments purchased	992,199
Investments purchased on a delayed delivery basis	886,881,935
Capital shares purchased	11,118,070
Variation margin for futures contracts	7,721,885
Management services fees	70,784
Distribution and/or service fees	100,790
Service fees	695,566
Compensation of board members	245,340
Compensation of chief compliance officer	2,917
Other expenses	106,052
Total liabilities	908,776,832
Net assets applicable to outstanding capital stock	$14,678,387,146
Represented by
Trust capital	$14,678,387,146
Total - representing net assets applicable to outstanding capital stock	$14,678,387,146
Class 2
Net assets	$14,678,387,146
Shares outstanding	1,034,218,180
Net asset value per share	$14.19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	19

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$23,530,094
Dividends — affiliated issuers	128,040,347
Interest	7,508,754
Total income	159,079,195
Expenses:
Management services fees	24,333,980
Distribution and/or service fees
Class 2	34,138,791
Service fees
Class 2	4,219,258
Transfer agent fees
Class 2	1,080,726
Compensation of board members	226,277
Custodian fees	64,561
Printing and postage fees	203,616
Audit fees	31,303
Legal fees	116,561
Compensation of chief compliance officer	2,697
Other	197,885
Total expenses	64,615,655
Net investment income	94,463,540
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	67,940,567
Investments — affiliated issuers	136,292,338
Capital gain distributions from underlying affiliated funds	44,108,073
Foreign currency translations	(132,957)
Forward foreign currency exchange contracts	(2,520,818)
Futures contracts	289,900,774
Options purchased	(157,119,868)
Net realized gain	378,468,109
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	134,810,863
Investments — affiliated issuers	1,221,025,169
Foreign currency translations	1,194,390
Forward foreign currency exchange contracts	(1,118,409)
Futures contracts	25,916,527
Options purchased	(14,285,042)
Net change in unrealized appreciation (depreciation)	1,367,543,498
Net realized and unrealized gain	1,746,011,607
Net increase in net assets resulting from operations	$1,840,475,147
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$94,463,540	$68,509,935
Net realized gain (loss)	378,468,109	(118,150,821)
Net change in unrealized appreciation (depreciation)	1,367,543,498	460,020,956
Net increase in net assets resulting from operations	1,840,475,147	410,380,070
Increase (decrease) in net assets from capital stock activity	(39,923,536)	1,189,273,313
Total increase in net assets	1,800,551,611	1,599,653,383
Net assets at beginning of year	12,877,835,535	11,278,182,152
Net assets at end of year	$14,678,387,146	$12,877,835,535
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	23,451,338	316,498,543	108,177,189	1,312,493,150
Redemptions	(27,187,438)	(356,422,079)	(10,023,288)	(123,219,837)
Net increase (decrease)	(3,736,100)	(39,923,536)	98,153,901	1,189,273,313
Total net increase (decrease)	(3,736,100)	(39,923,536)	98,153,901	1,189,273,313
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$12.41	$12.00	$12.31	$11.74	$10.27
Income from investment operations:
Net investment income	0.09	0.07	0.08	0.06	0.10
Net realized and unrealized gain (loss)	1.69	0.34	(0.39)	0.51	1.37
Total from investment operations	1.78	0.41	(0.31)	0.57	1.47
Net asset value, end of period	$14.19	$12.41	$12.00	$12.31	$11.74
Total return	14.34%	3.42%	(2.52%)	4.86%	14.31%
Ratios to average net assets
Total gross expenses(a)	0.47%	0.46%	0.47%	0.47%	0.50%
Total net expenses(a),(b)	0.47%	0.46%	0.47%	0.47%	0.49%
Net investment income	0.69%	0.57%	0.64%	0.46%	0.94%
Supplemental data
Net assets, end of period (in thousands)	$14,678,387	$12,877,836	$11,278,182	$9,917,511	$6,022,065
Portfolio turnover	98%	112%	119%	107%	125%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	23

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar
24	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
26	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
December 31, 2017
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	33,828,667*
Equity risk	Investments, at value — Options Purchased	115,081,600
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	19,729
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	6,296,573*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	362,907*
Total		155,589,476

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,134,845*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	841,294
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,783,768*
Total		3,759,907

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
28	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	271,946,664	(157,119,868)	114,826,796
Foreign exchange risk	(2,520,818)	10,571,214	—	8,050,396
Interest rate risk	—	7,382,896	—	7,382,896
Total	(2,520,818)	289,900,774	(157,119,868)	130,260,088

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	11,414,867	(14,285,042)	(2,870,175)
Foreign exchange risk	(1,118,409)	12,834,374	—	11,715,965
Interest rate risk	—	1,667,286	—	1,667,286
Total	(1,118,409)	25,916,527	(14,285,042)	10,513,076
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,311,211,396
Futures contracts — short	757,837,210

Derivative instrument	Average value ($)*
Options contracts — purchased	85,890,363

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	138,123	(482,824)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
December 31, 2017
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
	Deutsche Bank ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	19,729	19,729
Options purchased puts	115,081,600	-	115,081,600
Total assets	115,081,600	19,729	115,101,329
Liabilities
Forward foreign currency exchange contracts	-	841,294	841,294
Total financial and derivative net assets	115,081,600	(821,565)	114,260,035
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	115,081,600	(821,565)	114,260,035

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
30	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2017 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
32	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were $13,594.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, the Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2017, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Transfer agency fees
Prior to July 1, 2017, the Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, the Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.01%.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
December 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2018
Class 2	1.10%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,263,518,882 and $11,848,849,728, respectively, for the year ended December 31, 2017, of which $10,353,867,015 and $10,287,948,259, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended December 31, 2017.
34	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
40	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017	41

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2017

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Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6538 AP (2/18)

Annual Report
December 31, 2017
Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – U.S. Equities Fund
Variable Portfolio – American Century Diversified Bond Fund
Variable Portfolio – CenterSquare Real Estate Fund
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – DFA International Value Fund
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Variable Portfolio – MFS® Value Fund
Variable Portfolio – Morgan Stanley Advantage Fund
Variable Portfolio – Oppenheimer International Growth Fund
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Pyramis® International Equity Fund
Variable Portfolio – T. Rowe Price Large Cap Value Fund
Variable Portfolio – TCW Core Plus Bond Fund
Variable Portfolio – Wells Fargo Short Duration Government Fund
Variable Portfolio – Westfield Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies, (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Pyramis® is a registered service mark of FMR LLC. Used with permission.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio Funds  |  Annual Report 2017

Variable Portfolio Funds  |  Annual Report 2017

Fund at a Glance
Columbia Variable Portfolio – U.S. Equities Fund
Investment objective
Columbia Variable Portfolio – U.S. Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Management Investment Advisers, LLC
Brian Condon, CFA
Jarl Ginsberg, CFA,CAIA
Christian Stadlinger, Ph.D., CFA
David Hoffman
Peter Albanese
Columbia Wanger Asset Management, LLC
Matthew Litfin, CFA
Rich Watson, CFA*
*Effective November 2017, Mr. Watson was added as Portfolio Manager to the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	10.62	11.21	11.51
Class 2	05/07/10	10.36	10.92	11.23
Russell 2000 Index		14.65	14.12	13.37
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the Investment Manager) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2015, when the Investment Manager assumed day-to-day management responsibilities over a portion of the Fund’s portfolio, reflects returns achieved by a single subadviser that managed the Fund’s portfolio according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	3

Fund at a Glance   (continued)
Columbia Variable Portfolio – U.S. Equities Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Houlihan Lokey, Inc.	0.8
Aspen Technology, Inc.	0.7
MAXIMUS, Inc.	0.7
MGIC Investment Corp.	0.7
Hancock Holding Co.	0.6
Masimo Corp.	0.6
CNO Financial Group, Inc.	0.6
Flagstar Bancorp, Inc.	0.6
Adtalem Global Education, Inc.	0.6
Haemonetics Corp.	0.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	14.0
Consumer Staples	2.9
Energy	4.4
Financials	18.3
Health Care	16.1
Industrials	14.2
Information Technology	16.1
Materials	4.3
Real Estate	6.4
Telecommunication Services	0.3
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Variable Portfolio – U.S. Equities Fund
Columbia Management Investment Advisers, LLC (CMIA, the Investment Manager) and Columbia Wanger Asset Management, LLC (CWAM), a wholly- owned subsidiary of CMIA, each manage a portion of the Fund’s portfolio. As of December 31, 2017, CMIA managed approximately 80% and CWAM managed approximately 20% of the Fund’s assets.
At December 31, 2017, approximately 98.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by the Investment Manager. As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
The Fund’s Class 2 shares gained 10.36% for the 12-month period ended December 31, 2017. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 14.65%. The CWAM-managed portion of the sleeve significantly outperformed the benchmark while the CMIA-managed portion underperformed.
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve raised the target range on a key short-term interest rate three times this past year.
For the calendar year 2017, equity returns were especially strong. Six of the eleven sectors that make up the benchmark delivered double-digit gains, led by health care and industrials. Energy was the bottom performer and the only sector to lose ground for the year. Small-cap stocks lagged large- and mid-cap stocks.
Significant performance factors
CMIA: Our portion of the portfolio is divided into two segments. The disciplined small cap segment of the portfolio identifies investment opportunities based, in part, upon the relative attractiveness of potential investments is evaluated across a variety of factors which may include, among others, valuation, quality and momentum. For the year, stock selection generally accounted for this segment’s shortfall relative to the benchmark. Financials, materials and health care were the year’s strongest-performing sectors. Stock selection in industrials, consumer discretionary and information technology detracted from relative performance. The disciplined small cap segment’s top individual contributors included General Communication, an Alaska-based telecommunications company, which rose on merger expectations, and Puma Biotechnology, which gained ground after the Federal Drug Administration approved its breast cancer therapy. Francesca’s Holdings and Seadrill were the biggest detractors for the year. Shares of Francesca’s Holdings, a specialty retail chain, sold off after the company’s profit margins deteriorated. Shares of oil drilling giant Seadrill tumbled as the company entered bankruptcy proceedings aimed at restructuring. We sold both stocks.
Within the disciplined small cap segment, we adjusted the semiconductor model during the year. The semiconductor industry has matured and free cash flow and dividends have become more important to companies in the industry, so we have added measures that incorporate free cash flow and yield, among others, and removed factors that did not add to positive performance.
The small/midcap value segment of the portfolio, also lagged the Russell 2000 core benchmark, primarily because of the larger weight to the underperforming energy sector that is currently found in value benchmarks versus core benchmarks. This, along with some disappointing stock selection within the energy and health care sectors contributed to the modest underperformance. Stock selection in materials, industrials and financials was positive for relative results. This segment’s
Variable Portfolio Funds | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
top contributors to performance were technology stocks: XPO Logistics and Take-Two Interactive Software. After XPO Logistics, a transportation and logistics company, reported strong earnings in the third quarter, its share price climbed dramatically on talks that Home Depot was considering a bid for the company.
In the consumer discretionary sector, homebuilder D.R. Horton made a significant contribution to relative return. Shares of the homebuilding company rose on increased order growth despite two devastating hurricanes. The company continued to execute well, and we believe it has the potential to benefit from construction growth of single family homes. In health care, a position in Envision Healthcare, which is not in the index, detracted from results with a significant loss. The company provides a range of services including physician-led services, ambulatory surgery services, post-acute care and medical transportation. The company’s shares dropped significantly after it reported lower-than expected earnings and dramatically lowered fourth quarter earnings guidance. Within the energy sector, exploration & production company Carrizo Oil & Gas was a major laggard as weak crude oil prices weighed on its shares in the first half of the year.
CWAM: A combination of stock selection and sector allocation accounted for the performance advantage for our portion of the Fund’s portfolio over the benchmark. Our portion of the Fund’s portfolio was overweight in the information technology, health care and consumer discretionary sectors, which aided relative results as all three were strong performers for the year. In the technology sector, IPG and Qualys were top contributors to the results in our portion of the Fund’s portfolio. Shares of IPG Photonics, the global leader in fiber laser technology, were driven higher on results that demonstrate an ongoing displacement of traditional machine cutting and welding tools within global manufacturing. Shares of Qualys, a leader in enterprise solutions for security and vulnerability management, rose on faster-than-expected growth in recently launched solutions and good cost discipline. We believe that a higher percentage of sales coming from newer solutions has the potential to continue to drive revenue and sales growth for Qualys.
In health care, Exact Sciences, iRhythm Technologies and Kite Pharma were top contributors. Exact’s stock more than doubled in the first half of the year, driven by the strength of Cologuard, a screen for the early detection of colon cancer that we believe strikes a balance of accuracy, cost-effectiveness and convenience. We took advantage of the stock’s strength to trim our position. iRhythm Technologies makes a lightweight, easy-to-wear digital heart monitor for the detection of cardiac arrhythmias. We believe the company is strongly positioned to take significant market share by displacing traditional monitors that have lower detection rates, are less cost-effective and suffer from poor patient compliance. Kite Pharma is a biotech company developing novel cancer drugs. The company’s stock rose during the quarter on continued positive data for its drug Axi-Cel, culminating with a proposal by Gilead to acquire Kite at a significant premium. In the consumer discretionary sector, a position in iRobot, a global leader in household robotics, boosted results in our portion of the Fund’s portfolio. The company enjoys a technology lead over its competition because of more robust research and development efforts, a push into other areas that offer the potential for market leadership and a growing marketplace for its core products. Wayfair was another strong contributor for the period. Wayfair is a popular online home furnishing store. The company’s stock rallied as its online sales grew more than investor’s expected, and the company showed a faster path toward profitability.
Stock selection in industrials and energy detracted from relative results in our portion of the Fund’s portfolio. In the industrials sector, overweights in Wageworks and Knoll were a drag on performance in a sector where the portfolio had some small misses but no big losers. Wageworks is a leading provider of tax-advantaged consumer directed health, commuter & employee benefit plans. An overweight in the stock amplified the impact of its loss on relative results. Knoll manufactures and sells office furniture. Non-residential construction has been softer than expected, causing the company to report softer sales and an earnings miss. Energy exploration and production company Carrizo Oil & Gas lost ground as weak crude oil prices weighed on its shares in the first half of the year, and we sold the stock. Papa John’s International was the portfolio’s biggest disappointment, as shares pulled back on disappointing same-store restaurant sales. Even though Papa John’s increased its market share in the fragmented U.S. pizza industry, its NFL-oriented marketing strategy was challenged with lower NFL viewership, and the company lost ground to a leading rival in the competitive pizza delivery sector. We added to the portfolio’s position on weakness and lost additional ground on that move.
Optimism, expectations and the potential for inflationary pressures appear to be increasing at a time when stocks are trading at elevated valuations, which have been supported by low interest rates. As we move into 2018, we are monitoring risks such as a less accommodative Federal Reserve, the inflation implications of tighter labor markets and the potential for normalizing volatility. We continue to position the portfolio toward higher quality and structural growth as measured across several metrics, including return on invested capital, revenue and earnings growth and superior debt ratios.
6	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
Columbia Wanger has been specializing in investing in small and mid-cap equities since 1970. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We’re seeking out companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in small-cap businesses.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	7

Fund at a Glance
Variable Portfolio – American Century Diversified Bond Fund
Investment objective
Variable Portfolio – American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Alejandro Aguilar, CFA
Jeffrey Houston, CFA
Brian Howell
G. David MacEwen
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	4.89	2.39	3.60
Class 2	05/07/10	4.65	2.15	3.35
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
8	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – American Century Diversified Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	3.5
Commercial Mortgage-Backed Securities - Non-Agency	8.1
Corporate Bonds & Notes	38.8
Foreign Government Obligations	6.8
Inflation-Indexed Bonds	4.1
Money Market Funds	2.6
Municipal Bonds	1.4
Residential Mortgage-Backed Securities - Agency	20.0
Residential Mortgage-Backed Securities - Non-Agency	8.2
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	5.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	40.6
AA rating	7.7
A rating	13.8
BBB rating	21.5
BB rating	10.1
B rating	4.1
CCC rating	2.1
CC rating	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2017	9

Manager Discussion of Fund Performance
Variable Portfolio – American Century Diversified Bond Fund
At December 31, 2017, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 4.65%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% over the same period. The Fund’s relative results can be attributed primarily to security selection and sector allocation overall.
Fixed-income market advanced modestly amid improved economic growth
Improved economic growth, upbeat corporate fundamentals and earnings, and expectations for pro-growth tax reform legislation fueled bullish, “risk on” investor sentiment in 2017. The U.S. economy grew at a 3.2% annualized rate in the third quarter of 2017, which combined with a 3.1% expansion in the prior quarter, gave the U.S. economy the strongest back-to-back quarterly growth rates in three years. The Federal Reserve (the Fed) raised its interest rate target three times during the calendar year, launched balance sheet normalization, and signaled three additional rate increases were likely in 2018. In December 2017, Congress passed sweeping tax reform legislation, reducing tax rates for corporations and some individual taxpayers and implementing comprehensive changes to the tax code.
Against this backdrop, the broad U.S. investment-grade bond market, as measured by the benchmark, generated a modest gain. All sectors within the benchmark advanced for the annual period, led by corporate bonds. Corporate securities benefited from the “risk on” sentiment, improving corporate fundamentals, a favorable supply/demand backdrop and the tax reform package. Performance among high-yield corporate bonds was particularly strong, additionally supported by rising oil prices and a rallying stock market.
The 30-year U.S. Treasury bond also performed strongly during the annual period, however, the broad U.S. Treasury sector underperformed the benchmark, with most U.S. Treasuries delivering more subdued returns. The U.S. Treasury yield curve flattened substantially, as yields on short-maturity U.S. Treasuries increased sharply on Fed tightening, while yields on longer maturity U.S. Treasuries declined modestly on muted inflation. Indeed, despite stronger economic growth, core inflation remained below the Fed’s 2% target rate. While higher gasoline prices helped push the headline inflation rate to 2.2% in November 2017, core inflation, which excludes food and energy, retreated to a 1.7% year-over-year rate. Accordingly, longer duration bonds generally outperformed shorter duration securities.
Spread sector allocations and security selection overall aided Fund results
We underweighted U.S. Treasuries relative to the benchmark within the Fund in favor of spread, or non-U.S. Treasury, sectors, including securitized sectors and corporate credit. The overweight to securitized sectors detracted modestly but was more than offset by the positive contributions of the overweight to corporate credit and underweight to U.S. Treasuries. Security selection within the securitized and corporate bond sectors also lifted performance. Within the securitized sector, selections among collateral, non-agency collateralized mortgage obligations (CMOs), non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed positively to relative results. Security selection in the corporate bond sector also added value, including an out-of-benchmark position in high-yield corporate bonds.
An out-of-benchmark position in emerging markets debt also boosted Fund performance. These securities generally rallied during the annual period because of investor demand for yield, gains in the commodity markets, accommodative central bank policies and a weaker U.S. dollar. The weak U.S. dollar also aided the Fund’s small out-of-benchmark position in foreign currencies via non-U.S. dollar-denominated securities, during the annual period.
An out-of-benchmark position in Treasury inflation protected securities (TIPS) detracted from the Fund’s performance during the annual period, as, with inflation muted, this sector underperformed the benchmark during the annual period.
10	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – American Century Diversified Bond Fund
Duration and yield curve positioning had a minimal effect on the Fund’s performance during the period, as the Fund maintained neutral duration and yield curve positions relative to those of the benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Shifting market conditions drove portfolio changes
During the annual period, improving corporate fundamentals, sustainable economic growth and passage of federal tax reform legislation prompted us to increase the Fund’s weighting in corporate bonds, particularly high-yield corporate bonds and mortgage credit. Also, with yields remaining relatively subdued in the U.S. and the rest of the developed world and global economic growth rather solid, we increased the Fund’s out-of-benchmark positions in emerging markets bonds and non-U.S. dollar-denominated securities. Within the emerging markets, we added exposure to South Africa in particular, which we believe is an example of improving fundamentals and upside possibilities due to political changes. We added 10-year TIPS to the Fund’s portfolio because the U.S. and global economies were exhibiting a synchronized recovery. Additionally, in our view, U.S. policies, such as deregulation and tax reform, were both fostering ongoing growth and supportive of TIPS potential upside. Further, we believed inflation protection was reasonably priced from a historical perspective.
Conversely, we decreased the Fund’s allocation to U.S. Treasuries. More specifically, given the likelihood of further interest rate increases, coupled with the low yields on short-term U.S. Treasuries, we reduced exposure to short-term U.S. Treasuries in favor of floating rate mortgage credit. Within the securitized sector, we reduced exposure to mortgage collateral in response to the Fed’s balance sheet reduction program, which could, in our view, potentially affect future returns due to less demand for these securities. Generally, yield curve positioning remained neutral relative to the benchmark, and we similarly maintained a Fund duration neutral to that of the benchmark on expectations for a slow and gradual return to interest rate normalization. All told, the Fund’s portfolio turnover rate during the annual period was 142%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
At the end of the annual period, the Fund had underweighted positions relative to the benchmark in U.S. Treasuries and agencies and overweighted positions in corporate credit and securitized securities relative to the benchmark. The Fund had out-of-benchmark positions in TIPS, high-yield corporate credit, emerging markets debt and non-U.S. dollar-denominated securities. The Fund ended the year with a duration position that was neutral to that of the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	11

Fund at a Glance
Variable Portfolio – CenterSquare Real Estate Fund
Investment objective
Variable Portfolio – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	6.01	5.38	8.01
Class 2	05/07/10	5.74	5.12	7.73
FTSE NAREIT Equity REITs Index		5.23	9.46	11.68
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
12	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – CenterSquare Real Estate Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Simon Property Group, Inc.	6.7
Equinix, Inc.	6.1
ProLogis, Inc.	5.3
AvalonBay Communities, Inc.	5.1
Boston Properties, Inc.	3.3
Healthcare Trust of America, Inc., Class A	3.1
CubeSmart	3.0
Iron Mountain, Inc.	2.9
HCP, Inc.	2.7
Alexandria Real Estate Equities, Inc.	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	1.4
Real Estate	98.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2017)
Real Estate
Diversified REITs	3.5
Health Care REITs	8.9
Hotel & Resort REITs	4.9
Industrial REITs	9.6
Office REITs	18.5
Residential REITs	19.0
Retail REITs	17.2
Specialized REITs	17.0
Total	98.6
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	13

Manager Discussion of Fund Performance
Variable Portfolio – CenterSquare Real Estate Fund
At December 31, 2017, approximately 93.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 5.74%. The Fund outperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 5.23% over the same period. The Fund’s relative outperformance can be attributed primarily to effective stock selection, though sub-sector allocation contributed positively as well.
Real estate securities market gained but trailed broader U.S. equity market
During the 12-month period ended December 31, 2017, the U.S. real estate investment trust (REIT) market, as measured by the benchmark, trailed the broader U.S. equity market, as measured by the S&P 500 Index. Considering the U.S. equity market’s optimism for faster economic growth and tax reform, it was not surprising that more cyclically-sensitive stocks outperformed more defensive, yield-oriented stocks, including REITs, during the period. The 10-year U.S. Treasury yield was rather range-bound all year, bouncing back and forth based on the market’s expectations for near-term Federal Reserve policy. In turn, the REIT market, too, was range-bound. REIT share prices were generally flat, but given the high dividend component of REITs, they generated a positive total return.
All that said, there was wide dispersion amongst sub-sectors within the REIT market during the period. Those sub-sectors with a secular growth theme, like data centers, industrial or single-family residential, and those property types with shorter lease durations, like hotels and apartments, fared best. Property types with longer lease durations, which were unable to enjoy the benefit of faster economic growth right away, and those sub-sectors with a negative secular trend, like retail, were weaker.
Stock selection drove Fund performance
The Fund outperformed the benchmark during the period due primarily to effective stock selection. Sub-sector allocation decisions overall also contributed positively, albeit more modestly.
More specifically, stock selection within the hotel, regional mall and alternative housing sub-sectors contributed most positively to relative results. Within the hotel sub-sector, overweight positions in Hilton Worldwide Holdings and Chesapeake Lodging Trust boosted Fund performance most. Within the regional mall sub-sector, having underweights to Taubman Centers and CLB & Associates Properties for most of the period helped. In alternative housing, having no exposure at all to American Campus Communities added value. From an allocation perspective, having overweight exposures to the industrial and data center sub-sectors, which outpaced the benchmark during the period, contributed most positively. Conversely, stock selection within the suburban office, diversified and shopping center sub-sectors detracted from the Fund’s results. Within suburban office, the Fund’s overweight to Mack-Cali Realty hurt most. In the diversified sub-sector, having an underweight to WP Carey and an overweight to Vornado Realty Trust dampened relative results. Amongst shopping centers, the biggest detractors were the Fund’s overweight to DDR and its underweight to Federal Realty Investment Trust. Having an underweight to the specialty sub-sector overall also detracted.
From an individual security perspective, the three strongest contributors to the Fund’s relative results during the period were CyrusOne, Hilton Worldwide Holdings and Starwood Waypoint Homes. CyrusOne is a data center REIT that performed well along with the sub-sector broadly. Hilton Worldwide Holdings, mentioned earlier, benefited both as an operator and along with the hotel sub-sector at large. Starwood Waypoint Homes is a single-family rental REIT, previously known as Colony Starwood Homes, which announced a merger during the period with Invitation Homes. This company benefited from strong revenue growth, expanding margins and what many investors considered to be an attractive portfolio that supported the demand for affordable housing. By the end of the period, we sold the Fund’s position in Starwood Waypoint Homes on the back of its strong performance and reallocated the proceeds within the alternative housing sub-sector.
14	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – CenterSquare Real Estate Fund
The stocks that detracted most from the Fund’s relative performance during the period were DDR, Mack-Cali Realty and HCP. DDR, mentioned earlier, is a shopping center REIT that underperformed the benchmark due to its power center retail exposure. (A power center in real estate is defined as a large outdoor shopping mall that usually includes three or more “big box” stores as well as smaller retailers and restaurants, surrounded by a shared parking lot.) At the end of the period, we continued to like DDR’s management team and considered its valuation to still be attractive, but we trimmed the Fund’s exposure to DDR during the calendar year. Mack-Cali Realty, also mentioned earlier, is a suburban office REIT, which struggled amidst heavy vacancies. We still liked the long-term prospects of Mack-Cali Realty and thus added to the Fund’s exposure during the period at what we viewed as attractive valuations. HCP is a health care REIT, whose share price declined on tenant concerns and lowered guidance early in 2017. However, in November 2017, HCP announced what we viewed as positive operational and portfolio changes, and we maintained the Fund’s overweight position in the holding.
Strict value-oriented discipline drove portfolio changes
During the period, we established Fund positions in alternative housing name Invitation Homes, a single family residential operator mostly in coastal markets. In our view, Invitation Homes, which, as already mentioned, merged with Starwood Waypoint Homes during the period, has, in our view, a strong operating platform and a good balance sheet. We added Fund exposure to the specialty sub-sector by purchasing Iron Mountain, as the company has increased its datacenter exposure and offers what we see as an attractive yield and good fundamentals.
We sold the Fund’s position in apartment REIT Equity Residential, which is one of the companies most exposed to new supply in the apartment sector. In addition, we reduced the Fund’s position in Vornado Realty Trust, a diversified REIT, due to concerns of new supply and job growth, especially in New York City, as well as the company’s exposure to high street retail. (High street retail is a term used for the primary business street of cities, which is usually a focal point for retailers.)
With these purchases and sales and other active management decisions, the Fund’s sub-sector allocations shifted. Within the Fund’s portfolio, we increased the weighting to the alternative housing sub-sector, shifting from an underweight to an overweight relative to the benchmark. We also increased exposure to the specialty sub-sector, starting the calendar year with no exposure at all and then establishing an allocation with the purchase of Iron Mountain, already mentioned. We shifted from an overweight to an underweight relative to the benchmark in the health care sub-sector, as we believe the longer lease duration and low growth nature of the sub-sector remain headwinds for some time and because, in our view, skilled nursing facilities face operational issues. We also further reduced the Fund’s already underweight exposure to the diversified sub-sector.
As of December 31, 2017, the Fund was overweight the alternative housing, infill office, suburban office and industrial sub-sectors and underweight the health care, diversified, specialty and freestanding sub-sectors relative to the benchmark. On the same date, the Fund was rather neutrally weighted in the other constituent sub-sectors of the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	15

Fund at a Glance
Variable Portfolio – Columbia Wanger International Equities Fund
Investment objective
Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Wanger Asset Management, LLC
Louis Mendes, CFA
P. Zachary Egan, CFA
Tae Han (Simon) Kim, CFA*
*Effective December 2017, Tae Han Kim was added as co-manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	32.36	8.82	9.39
Class 2	05/07/10	31.93	8.55	9.14
MSCI ACWI ex USA Small Cap Index (Net)		31.65	10.03	9.54
MSCI ACWI ex USA Small Cap Growth Index (Net)		33.64	10.15	9.77
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 Developed Market countries (excluding the United States) and 23 Emerging Markets countries.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developing Market countries (excluding the US) and 24 Emerging Markets countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Small Cap Index (Net) and the MSCI ACWI ex USA Small Cap Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
16	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Kindred Group PLC (Malta)	2.2
Stroeer SE & Co. KGaA (Germany)	2.0
Nemetschek SE (Germany)	1.9
WH Smith PLC (United Kingdom)	1.9
SimCorp AS (Denmark)	1.8
Brembo SpA (Italy)	1.8
Hastings Group Holdings PLC (United Kingdom)	1.7
Atea ASA (Norway)	1.6
NagaCorp Ltd. (Cambodia)	1.6
Deutsche Beteiligungs AG (Germany)	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	28.1
Consumer Staples	5.8
Energy	0.5
Financials	11.3
Health Care	7.3
Industrials	22.0
Information Technology	17.1
Materials	2.0
Real Estate	4.6
Telecommunication Services	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	17

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Country breakdown (%) (at December 31, 2017)
Australia	1.1
Belgium	1.1
Brazil	0.8
Cambodia	1.6
Canada	4.1
Cayman Islands	2.4
China	2.2
Denmark	1.8
Finland	0.7
France	1.2
Germany	8.9
Hong Kong	1.7
India	3.4
Indonesia	1.7
Ireland	1.1
Italy	2.8
Japan	18.9
Malta	2.1
Mexico	1.2
Netherlands	1.2
New Zealand	1.2
Norway	1.8
Singapore	0.9
South Africa	2.2
South Korea	4.1
Spain	0.9
Sweden	4.3
Switzerland	1.4
Taiwan	2.9
Thailand	2.8
Turkey	0.6
United Kingdom	13.7
United States(a)	3.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
18	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – Columbia Wanger International Equities Fund
At December 31, 2017, approximately 67.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2017, Class 2 shares of the Fund returned 31.93%, outperforming the 31.65% return for its primary benchmark, the MSCI ACWI ex USA Small Cap Index (Net).
International equities demonstrated strong performance in 2017 as investors responded favorably to a broad-based acceleration of global growth. The improvement in the world economy translated to positive corporate results, highlighted by rising revenues, rapid earnings growth and strengthening balance sheets. These factors fed through to market performance, with significant gains across major regions. The advance in most foreign currencies versus the U.S. dollar provided an additional boost to returns for U.S. investors.
The supportive market environment fueled investors’ risk appetites and led to outperformance for international small-cap stocks relative to larger international companies, and for the growth style compared to value. Both of these trends created a tailwind for the Fund given the nature of our approach.
The Fund’s sector allocations aided returns, led by an overweight in information technology and an underweight in energy. Stock selection also contributed to our outperformance, with strength in financials and consumer staples somewhat offset by weaker results in Materials and Information Technology.
Among individual stocks, Koh Young Technology, Inc., a maker of inspection systems for computing-related hardware, was the top contributor to Fund performance. Koh Young rallied as the expansion of digitalization in various industries, such as autos and medical devices, which caused inspection needs to rise. The company also capitalized on the growing automation of inspection, which tends to be an expensive, labor-intensive portion of manufacturing. Deutsche Beteiligungs AG, a German private-equity firm, finished the year as the Fund’s second-largest contributor thanks to a combination of asset growth and a favorable exit environment. TVS Motor Company Limited, an India-based producer of two-wheel motorized vehicles, also rallied behind successful product launches and better-than-expected sales growth. Modetour Network, Inc., a Korea-based provider of tour packages that outperformed on the strength of rising tour bookings and improved guidance, was an additional contributor. Although Modetour shares weakened in the latter half of the period, we believe the company’s longer term fundamentals remain robust.
The Australian sandalwood producer Quintis Ltd. was the largest detractor. The shares initially declined after a negative report published by an activist fund and the subsequent revelation that a key sales contract was in doubt, prompting the chief executive officer to leave the firm. The stock slid further before trading was suspended. We exited the position. The Canada-based silver-mining company Tahoe Resources Inc. was another key detractor. Tahoe suspended production at its primary mine after a ruling by Guatemala’s Supreme Court, and we exited the position in response to the political uncertainty. Netshoes Ltd., a leading e-commerce platform focused on selling sports and lifestyle shoes and apparel in the fastest-growing markets in Latin America, also detracted. Netshoes missed earnings expectations and failed to provide future guidance, sparking a sell-off in the stock. We retained the investment on the belief that the company is well positioned to benefit from growth in e-commerce and online retailing, which is less widely adopted in Latin America than it is in the developed markets. Yonex Co., Ltd., a Japanese producer of sports equipment, and Ultragenyx Pharmaceutical, Inc., a U.S.-based biotechnology company that conducts the majority of its business overseas, were additional detractors of note.
While we opportunistically take risk where we believe compensation potential is attractive, we continue to position the portfolio towards higher-quality companies with robust structural growth, as measured by metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios. More specifically, we are focused on companies with sustainable competitive advantages, entrepreneurial management and the ability to gain market share. We believe companies with these characteristics can perform well even if rising interest rates begin to fuel higher volatility. Entering 2018, we are monitoring risks such as less accommodative monetary policy, the inflation implications of tighter labor
Variable Portfolio Funds | Annual Report 2017	19

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
markets and the potential for market volatility to revert to more normal levels. While we are mindful of valuations following the rally of the past year, we would also note that international stocks still generally trade at a discount relative to those in the United States.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger fund. References to specific securities should not be construed as a recommendation or investment advice.
20	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – DFA International Value Fund
Investment objective
Variable Portfolio – DFA International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Mary Phillips, CFA
Bhanu Singh
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	25.44	6.93	5.42
Class 2	05/07/10	25.02	6.67	5.15
MSCI EAFE Value Index (Net)		21.44	6.95	7.25
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2011 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
Effective May 1, 2017, the Fund compares its performance to that of the MSCI EAFE Value Index (Net) (the New Index). Prior to this date, the Fund compared its performance to that of the MSCI World ex-USA Value Index (Net) (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on the Former Index will be included for a one-year transition period. The MSCI EAFE Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 21 of 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI World ex-USA Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI World ex-USA Value Index (Net) consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net) and the MSCI World ex-USA Value Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	21

Fund at a Glance   (continued)
Variable Portfolio – DFA International Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Vodafone Group PLC (United Kingdom)	3.0
HSBC Holdings PLC, ADR (United Kingdom)	2.8
BP PLC, ADR (United Kingdom)	2.7
Total SA (France)	2.7
Daimler AG, Registered Shares (Germany)	2.5
Royal Dutch Shell PLC, ADR, Class B (United Kingdom)	2.3
Toyota Motor Corp. (Japan)	2.3
Royal Dutch Shell PLC, ADR, Class A (United Kingdom)	2.2
Novartis AG, Registered Shares (Switzerland)	1.7
Honda Motor Co., Ltd. (Japan)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	17.3
Consumer Staples	1.9
Energy	13.5
Financials	28.4
Health Care	2.6
Industrials	9.5
Information Technology	3.3
Materials	14.2
Real Estate	2.4
Telecommunication Services	4.8
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

22	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – DFA International Value Fund
Country breakdown (%) (at December 31, 2017)
Australia	6.3
Austria	0.1
Belgium	1.0
Denmark	1.8
Finland	1.0
France	10.1
Germany	10.1
Hong Kong	2.8
Ireland	0.4
Israel	0.4
Italy	1.1
Japan	26.1
Luxembourg	0.6
Netherlands	3.0
New Zealand	0.1
Norway	0.7
Portugal	0.1
Singapore	0.9
Spain	2.8
Sweden	2.6
Switzerland	8.7
United Kingdom	18.9
United States	0.4
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2017	23

Manager Discussion of Fund Performance
Variable Portfolio – DFA International Value Fund
At December 31, 2017, approximately 98.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 25.02%. The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 21.44% over the same period. The Fund’s relative outperformance of the benchmark can be attributed both to its focus on deeper value securities, which performed well during the period, and to effective sector allocation and stock selection.
International value equities gained strongly but underperformed growth stocks in 2017
In U.S. dollar terms, EAFE (Europe, Australasia and Far East) equity markets posted positive returns for the period ended December 31, 2017, outperforming the U.S. equity market but trailing emerging equity markets. Using the MSCI EAFE Index (Net) as a proxy, developed ex U.S. markets returned 25.03%, as compared to 21.13% for the Russell 3000 Index and 37.28% for the MSCI Emerging Markets Index (Net).
Most EAFE market currencies appreciated against the U.S. dollar, particularly the euro and the Danish krone. Overall, currency movements had a positive effect on the U.S. dollar-denominated returns of the EAFE market.
Within the EAFE equity markets, mid cap equities, as measured by the MSCI EAFE Mid Cap Index (Net), outperformed large cap equities, as measured by the MSCI EAFE Index (Net), a primarily large-cap index, by 4.0% during the period. Within the large cap segment of the EAFE equity markets, large cap value stocks, as measured by the MSCI EAFE Value Index (Net), underperformed large cap growth stocks, as measured by the MSCI EAFE Growth Index (Net), by 7.4%. However, when measured by price-to-book ratio, the lowest relative price stocks outperformed within the large cap segment of the market. Profitability premiums were positive in EAFE markets among both large caps and small caps during the year.
Deep value focus and mid-cap emphasis aided Fund results
During the period, low relative price, or value, stocks, as measured by price-to-book ratio, outperformed the benchmark overall. The Fund’s greater emphasis on these deep value stocks contributed positively to its relative outperformance. In addition, the Fund’s greater emphasis on mid-cap stocks had a positive effect on relative performance, as mid-cap equities outperformed large-cap equities during the period. Further, high profitability stocks within the value segment of the market performed strongly, and the Fund’s emphasis on these stocks boosted Fund results.
At the sector level, the Fund generally excludes real estate investments trusts (REITs) and certain utilities. These exclusions had a positive effect on relative performance, as REITs underperformed the benchmark, and holdings differences among utilities names were beneficial. Among those sectors where the Fund was invested, the Fund benefited from an overweight to materials, which outpaced the benchmark during the period, and from an underweight to health care, which lagged the benchmark during the period. Security selection in telecommunication services further boosted relative results. Only one sector detracted from the Fund’s relative results during the period, namely energy, wherein both security selection and having an overweight detracted.
The individual holdings that contributed most positively to the Fund’s results during the period were overweight positions in U.K. telecommunication services company Vodafone Group and U.K. materials company Glencore and an underweight position in U.K. health care firm GlaxoSmithKline. Conversely, having an overweight position in Canadian energy company Suncor energy and having underweight positions in U.K. materials company Rio Tinto and French industrials company Vinci detracted from the Fund’s results relative to the benchmark.
From a country perspective, security selection in Japan, the U.K. and Australia contributed positively to the Fund’s results. Allocation positioning in Singapore and Austria detracted as did security selection in Singapore. Having an overweight to Canada also hurt. Importantly, the Fund did not invest in Canadian securities after April 2017, as Canada was removed from
24	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – DFA International Value Fund
the Fund’s investable universe with the change in its benchmark index. Effective May 1, 2017, the Fund’s benchmark was changed from the MSCI World ex-USA Value Index (Net), which includes Canada, to the MSCI EAFE Value Index (Net), which does not include Canada.
Rebalancing towards dynamic target universe drove portfolio changes
In managing the Fund, we regularly rebalance the Fund’s portfolio to focus on a universe of deep value stocks, generally defined as stocks with the lowest price-to-book ratios, within each eligible country. We also rebalance within deep value stocks to emphasize mid cap stocks, lower relative price stocks and stocks with high profitability. During the period, we trimmed the Fund’s positions in Royal Dutch Shell, BP and HSBC Holdings. We increased Fund positions in Toyota Motor, Lloyds Banking Group and Koninklijke Ahold Delhaize.
Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. The Fund’s allocations to consumer discretionary and industrials increased, and its exposures to consumer staples and energy decreased. The Fund’s positions in Japan, Sweden and France increased, and its allocations to Canada, the U.K. and Switzerland decreased.
At the end of December 2017, the Fund had overweight allocations relative to the benchmark in materials, consumer discretionary, energy and information technology. On December 31, 2017, the Fund had underweighted allocations relative to the benchmark in financials, health care, utilities, consumer staples and telecommunication services and was rather neutrally weighted compared to the benchmark in industrials. The Fund had minimal exposure to real estate investment trusts (REITs) at the end of the period. From a country perspective, the Fund was overweight at the end of December 2017 in Japan, Switzerland, the Netherlands and Denmark and was underweight relative to the benchmark in Italy, Spain and the U.K. The Fund had rather neutral weightings in the remaining constituents of the benchmark at the end of the period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	25

Fund at a Glance
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Investment objective
Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) seeks to provide shareholders with a high level of current income.
Portfolio management
Eaton Vance Management
Scott Page, CFA
Craig Russ
Andrew Sveen, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.31	3.40	3.90
Class 2	05/07/10	2.97	3.16	3.53
S&P/LSTA Leveraged Loan Index		4.12	4.03	4.71
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
26	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	1.5
Corporate Bonds & Notes	0.0 (a)
Money Market Funds	6.0
Senior Loans	92.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
BBB rating	1.9
BB rating	43.2
B rating	49.2
CCC rating	1.7
Not rated	4.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Variable Portfolio Funds | Annual Report 2017	27

Manager Discussion of Fund Performance
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
At December 31, 2017, approximately 69.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
The Board of Trustees of the Fund has approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 27, 2018 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 2.97%. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan, which returned 4.12% over the same period. The Fund’s underperformance relative to the benchmark was primarily attributable to its emphasis on higher quality loans and to mixed results from industry allocation and issuer selection.
Leveraged loan market posted solid returns
During the calendar year 2017, the U.S. floating-rate loan market, as measured by the benchmark, posted a solid positive return of 4.12%, generally meeting consensus expectations for the asset class. The benchmark’s return was comprised 4.81% of coupon income and -0.69% of market price return.
From a technicals, or supply/demand, perspective, robust collateralized loan obligation formation was the biggest driver on the demand side of the ledger. Despite three interest rate increases by the Federal Reserve during the period, retail demand was generally muted. Strong retail inflows into the asset class early in the calendar year gave way to redemptions during the second half of 2017, with an end result of approximately $10 billion in positive net flows into U.S. floating-rate loan mutual funds and exchange-traded funds in 2017. On the supply side, the market continued to grow, with outstanding loans rising to a record $929 billion by the end of the period, up from approximately $880 billion at the start of the year.
With respect to fundamentals, the par-weighted default rate, a measure of corporate health and credit risk in the market, edged up during the period from 1.58% at the end of 2016 to 2.05% at the end of 2017, as measured by principal amount on a trailing 12-month basis. Still, the default rate remained low from a historical perspective.
Quality emphasis dampened Fund results
During the period, the lower quality segments of the market generally outperformed the higher quality segments, which represented a headwind to relative performance, as the Fund generally favors higher quality loans. More specifically, the CCC-rated and second-lien loan segments of the benchmark returned 10.73% and 8.20%, respectively, significantly outpacing the 3.44% and 4.27% returns of the higher quality BB-rated and B-rated segments of the market, respectively. As the Fund had an underweighted allocation to CCC-rated loans, such positioning detracted.
Security selection generated mixed results during the annual period. For example, overweight positions in loans issued by investment firm Aretec Group and radio broadcasting stations owner and operator Cumulus Media contributed positively to relative performance, but exposure to loans of IAP Worldwide Services, which provides logistics, facilities management and advanced professional and technical services for government and commercial clients, detracted.
The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Overall, industry allocation generated mixed results during the period. The Fund’s underweight to retailers (ex food and drug) benefited relative performance, as it was one of only three industries in the benchmark to produce a negative absolute return during the period. However, the Fund’s underweight to lodging and casinos, which modestly outperformed the benchmark during the period, detracted.
28	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund’s portfolio, which reset on average every 46 days, as of December 31, 2017, the Fund’s effective duration stood near zero — specifically at 0.13 years — at the end of the period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the benchmark at the end of the period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Bottom-up credit research drove Fund portfolio changes
Changes in industry and quality exposure within the Fund are a residual of bottom-up credit research and were relatively modest during the period. Through a full market cycle, the Fund retains its high-quality loan posture relative to the benchmark. As such, our team does not significantly shift its quality exposure positioning in response to macroeconomic factors. This high-quality bias detracted from the Fund during the period but has served the Fund well over longer term periods. The Fund also remained broadly diversified across industry segments during the period. All that said, a few of the largest industry exposure changes over the annual period included relative decreases to the business equipment and services, chemicals and plastics, electronics-electrical and utilities industries. There were relative increases to the building and development, containers and glass, cosmetics-toiletries, health care, insurance, lodging and casino and telecommunications industries. From a quality perspective, the Fund’s exposure to B-rated and unrated securities decreased relative to the benchmark, and its exposure relative to the benchmark in BBB-rated and defaulted securities increased during the period. Its relative allocations to BB-rated and below B-rated securities did not materially shift during the period.
During the period, we established a new Fund position in CenturyLink, an integrated communications company providing communications services to residential and business customers, given what we viewed as its low secured leverage. We initiated a Fund position in specialty pharmaceuticals company Endo Luxembourg Finance, as we liked the company for its moderate leverage and high free cash flow. We also established a Fund position in biopharmaceutical outsourcing services company PAREXEL International. We favored the company for what we saw as its strong free cash flow generation, durable loan to value ratio and attractive industry growth profile. Conversely, we reduced the Fund’s position in dental imaging solutions provider Onex Carestream Finance given what we considered to be negative trends in the business and on its loans’ near-term maturity. We trimmed the Fund’s position in weight management services provider Weight Watchers because of the company’s high leverage profile and business model challenges. We reduced the Fund’s position in PetSmart, a pet supplies and services retailer, given competitive pressures facing the company driving pressures on its retail market share.
At the end of the period, the Fund was most overweight relative to the benchmark in the building and development, chemicals and plastics, containers and glass, drugs, financial intermediaries, food products and industrial equipment industries. On December 31, 2017, the Fund was most underweight relative to the benchmark in the air transport, electronics-electrical, leisure goods, oil and gas, retailers (ex food and drug) and utilities industries. Relative to the benchmark at the end of the period, the Fund was overweight in BB-rated and unrated securities, was underweight in BBB-rated, B-rated and below B-rated securities and was rather neutrally weighted in defaulted securities.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	29

Fund at a Glance
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Investment objective
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Los Angeles Capital Management and Equity Research, Inc.
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	31.11	15.42	13.61
Class 2	05/07/10	30.79	15.14	13.32
Russell 1000 Growth Index		30.21	17.33	15.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
30	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Los Angeles Capital Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Apple, Inc.	7.7
Microsoft Corp.	5.2
Facebook, Inc., Class A	3.5
Alphabet, Inc., Class A	2.9
Alphabet, Inc., Class C	2.8
Amazon.com, Inc.	2.8
McDonald’s Corp.	1.8
Home Depot, Inc. (The)	1.7
Visa, Inc., Class A	1.5
MasterCard, Inc., Class A	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	17.9
Consumer Staples	3.0
Energy	0.9
Financials	4.2
Health Care	11.8
Industrials	12.5
Information Technology	41.9
Materials	5.4
Real Estate	1.9
Telecommunication Services	0.5
Utilities	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	31

Manager Discussion of Fund Performance
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Effective April 30, 2017, Winslow Capital Management, LLC (Nuveen Winslow) was terminated as subadviser to the Fund, and effective May 1, 2017, Los Angles Capital Management and Equity Research, Inc. (Los Angeles Capital) was named as the Fund’s new subadviser. In conjunction with this change, the fund was renamed Variable Portfolio – Los Angeles Capital Large Cap Growth Fund.
At December 31, 2017, approximately 99.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 30.79%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 30.21% over the same period. The Fund’s relative outperformance was driven by both stock selection and sector allocation overall.
U.S. large-cap quality growth stocks advanced notably in 2017
U.S. large-cap equities advanced notably in 2017, with the S&P 500 Index, representing the U.S. equity market, rising 21.83%. Calendar year 2017 marked the ninth consecutive year of positive performance since the rebound from the financial crisis in 2008. Strong corporate earnings, an expanding economy, anticipated effects of lower regulation and tax rates, and historically low levels of volatility created a supportive environment for equity investors. During the period, the S&P 500 Index experienced a daily decline of more than 1% on only four occasions. In fact, the largest drawdown was limited to -1.8% on May 17, 2017, when investors were temporarily unnerved by the political backdrop. Remarkably, in 2017, the annualized daily volatility of U.S. equities fell to 6.8%, or approximately half of its historical average of 15%.
Market breadth in 2017 was also significant. Nine of the 11 sectors within the S&P 500 Index, with the exceptions being telecommunication services and energy, recorded positive returns for the calendar year. Leading the way in 2017 was information technology, which had one of its best years since the 1999 peak of the dot.com bubble. Unlike then, however, information technology returns in 2017 were supported by significant cash flow growth, putting year-end price/earnings multiples (based on forward earnings) at a more reasonable 22x, compared with 53x in 1999. The first quarter 2017 surge in information technology stocks came on the heels of a meaningful rebound in value stocks, which developed early in 2016 and accelerated through that calendar year. While an improving economic outlook continued to be a positive force for value-oriented stocks into 2017, political discord threatened the prospects for higher infrastructure spending, health care reform and other pro-growth economic policies favorable to value. Growth stocks looked past these uncertainties, as the earnings in the information technology sector surged in 2017. A “third wave of innovation,” driven by big data and artificial intelligence, led to the surge in the global demand for new technologies, reshaping businesses across virtually all economic sectors.
Stock selection and sector allocation boosted Fund performance
Nuveen Winslow: The Fund outperformed the benchmark during the period from January 1, 2017 through April 28, 2017 (the initial reporting period), when we served as subadviser to the Fund. The Fund’s relative outperformance during the initial reporting period was driven both by stock selection and sector allocation. From a broad perspective, investors returned in the early months of 2017 to appreciating fundamental investing, and in doing so rewarded quality growth companies exhibiting strong prospects for continued growth. More specifically, an overweight position and strong stock selection in information technology contributed most positively to relative results. Having a slightly underweight allocation to and effective stock selection in industrials also added value. Also, importantly, we viewed many bond surrogates in the consumer staples, telecommunication services and real estate sectors as excessively valued. The Fund was thus underweighted in each of these sectors, boosting relative results, as each of these sectors underperformed the benchmark during the initial reporting period. Such positive contributors were partially offset by an overweight position and weaker stock selection in the health care sector, which detracted. Having overweight positions in energy and financials, which each lagged the benchmark during the initial reporting period, also hurt.
32	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Among the Fund’s individual holdings, Mobileye, Alibaba Group Holdings and Salesforce.com were top contributors to the Fund’s relative results during the initial reporting period. Mobileye, a leader in autonomous driving technologies, performed well on Intel’s announcement of its acquisition of the company. We subsequently sold the Fund’s position in Mobileye. Alibaba Group Holdings, the e-commerce leader in China, benefited from improving retail trends in China. Shares of Salesforce.com rose, reflecting broad-based demand for the company’s cloud-based applications.
The biggest individual detractors from the Fund’s results during the initial reporting period were Apple, Lululemon Athletica and O’Reilly Automotive. Apple was the largest detractor due to the Fund’s underweight position in the strongly performing information technology giant. Lululemon Athletica, an apparel retailer, saw its shares decline as the company reduced guidance on same-store sales growth. We sold the Fund’s position in Lululemon Athletica. O’Reilly Automotive’s stock price declined after the automotive parts retailer reported weaker than anticipated sales, which we believed was largely a weather-related issue
Los Angeles Capital: We began serving as subadviser to the Fund effective May 1, 2017. From May 1, 2017 through December 31, 2017 (the latter reporting period), the Fund underperformed the benchmark. From a broad perspective, fundamental factor exposures detracted from performance, while industry exposures nominally effected the Fund’s results. Company-specific events also proved to be detrimental to overall performance. Among the fundamental factor exposures, the Fund initially benefited from a tilt toward companies with larger sources of foreign revenue, as the U.S. dollar weakened early in the latter reporting period, making goods and services cheaper to overseas buyers. However, as the U.S. dollar strengthened in the closing months of the calendar year, investors unwound their preference for this factor, and the Fund’s exposure held performance back. The negative contribution from foreign revenue was partially offset by the positive contribution from a tilt toward growth companies that have strong three-year price momentum and that are also supported by cash earnings and positive analyst sentiment.
On a sector level, technology, capital goods and real estate detracted most from the Fund’s performance relative to the benchmark during the latter reporting period, driven primarily by weak stock selection. Conversely, retail, consumer cyclicals and energy were the three strongest contributing segments to the Fund’s results during the latter reporting period, attributable primarily to effective stock selection. Having an underweight to energy, which lagged the benchmark during the latter reporting period, also aided relative results.
The biggest security level detractors from the Fund’s results during the latter reporting period were aerospace and defense company Boeing, home improvement retailer Home Depot and rail transportation company Union Pacific, as the Fund was underweight each of these strongly performing stocks. The Fund was underweight in each of these stocks because each displayed characteristics investors were previously penalizing, including higher dividend yields, higher volatility and weaker price momentum.
Among the Fund’s individual holdings, overweight positions in semiconductor company NVIDIA, equipment manufacturer Deere & Co. and equipment distributor Watsco were top contributors to the Fund’s relative results during the latter reporting period. We favored these companies because they exhibited characteristics investors were rewarding, such as stronger long-term price momentum, lower volatility and positive analyst sentiment.
Purchases and sales drove Fund portfolio changes
All told, the Fund’s portfolio turnover rate during the annual period was 145%.
Nuveen Winslow: During the initial reporting period, we sold two holdings on valuation — Micron Technology and Applied Materials, after each generated a strong return. We replaced these with three new semiconductor holdings — NVIDIA, Xilinx and Skyworks Solutions. The first two are leaders in semiconductors critical to data centers for cloud computing and machine learning, while Skyworks Solutions is a leading provider of communication chips to Apple and Samsung. We also purchased a Fund position in Northrop Grumman during the initial reporting period to add to the Fund’s defense exposure, as we believed defense spending would accelerate under the current U.S. Administration, given the high global threat environment.
Variable Portfolio Funds | Annual Report 2017	33

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
From a sector perspective, the Fund’s exposure to the health care and consumer discretionary sectors decreased and its allocations to the industrials and information technology sectors increased relative to the benchmark during the initial reporting period. At the end of April 2017, the Fund was most overweight information technology. The most significant underweights as of the end of the initial reporting period remained consumer staples, real estate, utilities and telecommunication services.
Los Angeles Capital: During the latter reporting period, we built positions in fast-food retailer McDonald’s and social media giant Facebook, as these companies displayed what we viewed as strong three-year price momentum, lower stock price volatility and a growth orientation investors favored. We began trimming these positions in December 2017, as investors’ preference for foreign revenue unwound and prospects for these two global-reaching companies tempered, in our opinion. We sold the Fund’s positions in industrial and financial conglomerate General Electric and semiconductor company Advanced Micro Devices. We sold the Fund’s position in General Electric, as the company displayed characteristics investors were penalizing, such as poor analyst sentiment, weak stock price momentum and a higher dividend yield. Higher stock price volatility and greater sentiment for shorting the stock of Advanced Micro Devices drove our sale of its stock.
From a sector perspective, the Fund’s exposure to retail and capital goods increased and its weightings in consumer staples, real estate, technology and transportation decreased relative to the benchmark during the latter reporting period. As of December 31, 2017, the Fund held overweights to technology, capital goods, basic materials and health care relative to the benchmark and held underweights to consumer staples, transportation and biotechnology. The Fund was rather neutrally weighted compared to the benchmark in business services, consumer cyclicals, energy, finance, telecommunications, internet, real estate, retail and utilities at the end of the calendar year.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
34	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – MFS® Value Fund
Investment objective
Variable Portfolio – MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Nevin Chitkara
Steven Gorham
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	17.62	14.81	12.70
Class 2	05/07/10	17.34	14.54	12.42
Russell 1000 Value Index		13.66	14.04	13.15
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	35

Fund at a Glance   (continued)
Variable Portfolio – MFS® Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
JPMorgan Chase & Co.	5.0
Johnson & Johnson	3.6
Wells Fargo & Co.	3.6
Philip Morris International, Inc.	3.2
Accenture PLC, Class A	3.1
Goldman Sachs Group, Inc. (The)	2.6
Citigroup, Inc.	2.4
Medtronic PLC	2.3
U.S. Bancorp	2.2
Pfizer, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	6.4
Consumer Staples	11.8
Energy	5.4
Financials	31.5
Health Care	15.2
Industrials	14.4
Information Technology	7.8
Materials	4.1
Real Estate	0.4
Telecommunication Services	0.8
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

36	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – MFS® Value Fund
At December 31, 2017, approximately 97.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 17.34%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 13.66% over the same period. The Fund outperformed the benchmark on a relative basis driven by a combination of stock selection and sector allocation.
Synchronized global economic growth supported developed and emerging market equities
For the first time in many years, the global economy experienced a period of synchronized growth during the period. The rebound in emerging markets economies was most pronounced, despite the slight deceleration in Chinese economic growth at the end of the period. Such emerging markets economic growth was helped by larger economies, such as Brazil and Russia, coming out of recessions. At the same time, developed markets economies grew at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the calendar year.
Globally, markets benefited from a reflation trade, as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher though within moderate bounds. As a result, there were more tightening signals and actions by developed market central banks. For example, the U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five since December 2015. (A basis point is 1/100th of a percentage point.) The European Central Bank announced an extension of its quantitative easing program at the end of the annual period but reduced the pace of its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade late in the annual period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era.
In the last months of the period, the U.S. dollar reversed the sharp rise seen early in 2017, easing what had been a substantial headwind to earnings for multinational corporations. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the second half of the year, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in emerging market equities due to fears the current U.S. Administration would follow through on various campaign promises judged by many to be detrimental to emerging markets. While the U.S. Administration withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving the emerging markets. As a result, emerging markets equities resumed their upward trajectory, powered by strong inflows throughout 2017.
Stock selection and sector allocation overall aided relative results
The Fund outperformed the benchmark driven by a combination of stock selection and sector positioning. Stock selection across the industrials sector contributed most positively to relative results. An underweight position in the energy sector supported relative returns as well. An overweight position and strong security selection in the health care sector as well as an overweight to the telecommunication services sector also added value during the year.
Such positive contributors were only partially offset by weak stock selection within the consumer discretionary sector. Additionally, the Fund’s position in cash detracted. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. During a period when the benchmark rose, holding cash hurt relative performance, as the benchmark has no cash position.
Variable Portfolio Funds | Annual Report 2017	37

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – MFS® Value Fund
From an individual security perspective, the top contributors to the Fund’s relative results included General Electric, Accenture and AT&T. Not owning shares of diversified industrial conglomerate General Electric benefited the Fund’s relative results during the period. Weak results in its oil and gas business, an unexpected management change mid-year, a significant reduction in its earnings and cash flow guidance, and its decision to cut its dividend in half caused shares of General Electric to decline significantly in 2017. Shares of Accenture rose substantially during the period, supported by strong growth in its digital, cloud and security services businesses, which, in turn, drove stronger than market expected quarterly results throughout the year. Not owning shares of AT&T contributed positively as well. After strongly outperforming the benchmark in 2016, its shares underperformed in 2017 as pressured by an increasingly competitive environment and rising interest rates.
Among the Fund’s biggest individual detractors relative to its benchmark were Bank of America, Omnicom Group and Johnson Controls. Not owning shares of Bank of America detracted from the Fund’s relative to results during the period. Better credit trends, strong expense management, higher interest rates and a greater level of capital return bolstered Bank of America’s share price in 2017. In addition, positive benefits from U.S. tax reform and rising interest rates pushed shares of most banks higher. Shares of Omnicom declined during the period, despite reporting results throughout the year that were in line with market expectations. Economic sluggishness in North America and concerns about secular pressures on its ad agency model due to new competition appeared to weigh on investor sentiment about the company. Similarly, shares of Johnson Controls underperformed the benchmark during the period, despite reporting quarterly earnings in line with consensus estimates. Weaker-than-expected organic revenue growth, cash flow generation and forward earnings guidance pressured its share price.
Bottom-up stock selection drove portfolio changes
The Fund’s sector allocation is a residual of bottom-up portfolio construction. During the period, the most significant changes to the Fund’s positioning on an absolute basis included increased exposure to the financials, utilities, and information technology sectors. Conversely, the portfolio’s absolute exposure decreased in industrials, and to a lesser degree in telecommunication services and consumer staples.
As has been the case for a number of years, we continued to find a number of companies within financials quite attractive. It is a segment we have found to be compelling since exiting the financial crisis, and the Fund’s exposure has grown measurably since then. We added to several bank holdings throughout the year, including Citigroup, Goldman Sachs and Wells Fargo. We also added to the Fund’s position in insurance brokerage firm Aon and initiated a new position in T. Rowe Price Group during the year.
The portfolio’s increased weight to the utilities sector was impacted most significantly by adding to an existing position in Duke Energy Corporation and the initiation of a new position in gas and electric utility holding company Southern Company. Southern Company is a high-quality, mostly-regulated utility that has typically traded at a 15%–20% premium to the group. As a result of two troubled projects, it has been a sizeable underperformer over the last several years and now trades at a low-double-digit discount to its peers. It has taken steps to shore up its balance sheet, including selling its New Jersey gas infrastructure assets for $1.7bn, and plans to sell 30% of its 1.7-gigawatt solar portfolio. Its coal gasification plant issues have largely been resolved at this point, leaving its nuclear project as a work in progress. With a regulatory ruling expected in February 2018, we could see the risk profile of their nuclear project decrease. We viewed the risk/reward for its shares favorably, particularly if the pace of equity market returns is more muted moving forward.
The portfolio’s reduced exposure, on an absolute basis, to industrials was driven by trims to 3M, United Parcel Service, and Lockheed Martin, each on the back of recent share price outperformance and increased valuation.
At year-end 2017, the Fund was overweight relative to the benchmark in the industrials, financials, consumer staples, health care and materials sectors and was underweight in the energy, real estate, utilities, and telecommunication services sectors. The Fund was rather neutrally weighted to the benchmark in consumer discretionary and information technology.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
38	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – MFS® Value Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	39

Fund at a Glance
Variable Portfolio – Morgan Stanley Advantage Fund
Investment objective
Variable Portfolio – Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
David Cohen
Sam Chainani, CFA
Alexander Norton
Jason Yeung, CFA
Armistead Nash
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	32.58	15.54	13.96
Class 2	05/07/10	32.23	15.24	13.68
Russell 1000 Growth Index		30.21	17.33	15.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
40	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Morgan Stanley Advantage Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	96.4
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Amazon.com, Inc.	8.7
Alphabet, Inc., Class C	6.2
Union Pacific Corp.	5.6
United Technologies Corp.	5.4
Berkshire Hathaway, Inc., Class B	5.3
Starbucks Corp.	5.1
LVMH Moet Hennessy Louis Vuitton SE	5.0
Walt Disney Co. (The)	4.6
Facebook, Inc., Class A	4.4
Salesforce.com, Inc.	3.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	37.5
Financials	8.9
Health Care	5.1
Industrials	17.4
Information Technology	26.1
Materials	5.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	41

Manager Discussion of Fund Performance
Variable Portfolio – Morgan Stanley Advantage Fund
At December 31, 2017, approximately 99.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 32.23%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 30.21% over the same period. The Fund’s outperformance of the benchmark during the period can be attributed to both individual stock selection and sector allocation.
U.S. equity markets climbed to new record highs in 2017
Major U.S. stock indices spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits aided, in part, by a weak U.S. dollar, and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy’s momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the markets’ advance. Overall, market volatility remained historically low, further bolstering investor confidence in U.S. equities.
Stock selection and sector allocation overall aided Fund performance
During the period, the Fund outperformed the benchmark, attributable mostly to stock selection, though sector allocation contributed positively as well. More specifically, stock selection and having an overweight to financials contributed positively. So, too, did having no exposure to consumer staples, which lagged the benchmark during the period. Stock selection in information technology added value as well. These positive contributors were only partially offset by stock selection in industrials and consumer discretionary, which detracted. Allocation positioning in consumer discretionary and energy also hurt the Fund’s relative results.
From an individual security perspective, the Fund benefited most relative to the benchmark from positions in e-commerce retailing giant Amazon.com, social media networking operator Facebook and financial information services provider S&P Global. Each of these companies saw their shares gain during the period on effective execution and reports of healthy quarterly results.
Detracting most from the Fund’s results relative to the benchmark were positions in Home Depot, Under Armour and Michael Kors Holdings. Home improvement retailer Home Depot was a detractor due to the timing of the Fund’s ownership of its stock. We eliminated the position from the Fund’s portfolio in July 2017, but Home Depot’s shares subsequently performed strongly, which caused it to detract from results relative to the benchmark for the annual period. Shares of branded performance products developer and distributor Under Armour and luxury lifestyle brand Michael Kors Holdings declined during the period. Under Armour posted a negative return due to weak fundamentals, characterized by heightened promotional activity that resulted in slower than market expected sales growth. Michael Kors Holdings similarly generated a negative return due to weak fundamentals. It reported poor results due to weak traffic trends across malls and department stores, which, in turn, led to weaker than market expected sales results. We eliminated the Fund’s positions in both of these companies by the end of the first quarter of 2017.
Bottom-up stock selection drove portfolio changes
Our stock selection focuses on finding high quality companies and then developing insights around competitive advantage and differentiating characteristics that can make them successful over time. Key to our process is having the perspective to hold positions when there are short-term disruptions, as long as those disruptions do not affect our investment thesis. During the period, new purchases for the Fund included industrial-focused materials producer Martin Marietta Materials, enterprise information technology management software provider ServiceNow and construction aggregates producer Vulcan Materials. The most significant sales of the period — of Under Armour, Michael Kors Holdings and Home Depot — have already been mentioned above. These changes were made based on our assessment of the relative risk/reward profile of each investment.
42	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Morgan Stanley Advantage Fund
Based on bottom-up stock selection, the most notable changes in allocation during the period were decreases in information technology and financials and increases in industrials and materials. At the end of the period, the Fund had overweighted positions relative to the benchmark in the consumer discretionary, financials and industrials sectors. On December 31, 2017, the Fund had underweighted positions compared to the benchmark in the information technology and health care sectors and was rather neutrally weighted to the benchmark in the materials sector. The Fund had no exposure at all to the consumer staples, energy, real estate, telecommunication services and utilities sectors at the end of the period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	43

Fund at a Glance
Variable Portfolio – Oppenheimer International Growth Fund
Investment objective
Variable Portfolio – Oppenheimer International Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
OppenheimerFunds, Inc.
George Evans, CFA
Robert Dunphy, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	26.87	7.39	8.00
Class 2	05/07/10	26.56	7.14	7.73
MSCI EAFE Growth Index (Net)		28.86	8.78	9.00
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
44	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Oppenheimer International Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Oppenheimer International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Infineon Technologies AG (Germany)	2.6
SAP SE (Germany)	2.1
Temenos Group AG (Switzerland)	2.0
Valeo SA (France)	1.8
Keyence Corp. (Japan)	1.8
Nippon Telegraph & Telephone Corp. (Japan)	1.8
Continental AG (Germany)	1.8
Reckitt Benckiser Group PLC (United Kingdom)	1.8
Nidec Corp. (Japan)	1.8
Hero Honda Motors Ltd. (India)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	24.2
Consumer Staples	11.7
Energy	1.2
Financials	4.6
Health Care	11.7
Industrials	17.1
Information Technology	22.0
Materials	4.6
Telecommunication Services	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	45

Fund at a Glance   (continued)
Variable Portfolio – Oppenheimer International Growth Fund
Country breakdown (%) (at December 31, 2017)
Australia	1.8
Austria	0.7
Canada	5.0
China	1.1
Denmark	4.6
Finland	1.1
France	16.3
Germany	12.7
India	2.9
Japan	12.1
Luxembourg	1.0
Netherlands	5.3
South Africa	0.9
Spain	5.2
Sweden	2.2
Switzerland	9.8
Thailand	1.1
United Kingdom	13.2
United States(a)	3.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
46	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – Oppenheimer International Growth Fund
At December 31, 2017, approximately 98.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 26.56%. While the Fund posted robust double-digit absolute gains, it underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 28.86% over the same period. The Fund’s relative underperformance can be attributed primarily to mixed results from stock selection, sector allocation and country positioning.
International equities rose strongly on better economic growth and reduced political risk
International equities rose strongly during the period. Europe performed well in early 2017 and continued to do so as economic growth expectations improved. Electoral surprises also boosted investor confidence as the calendar year progressed. The French, for example, handed a presidential victory to Emmanuel Macron, a pro-Europe centrist, along with a landslide vote for his new political party in the national legislative elections. In the U.K., Prime Minister Theresa May narrowly emerged victorious, albeit under a coalition government, and the Conservative Party failed to enlarge its majority. Taken together, these events improved the outlook for European cooperation and a softer Brexit process.
Stock selection, sector allocation and country positioning produced mixed results
During the period, stock selection in the consumer discretionary, telecommunication services and energy sectors detracted most from relative results. Having overweighted allocations to the energy and telecommunication services sectors also dampened relative performance. Partially offsetting these detractors was stock selection in the health care and industrials sectors, which contributed positively. Having an overweight position in information technology buoyed the Fund’s results as well.
With regard to countries, stock selection in the U.K. and U.S. detracted most from relative performance. Having no exposure to the strongly performing Hong Kong equity market hurt as well. Partially offsetting these detractors was stock selection in Switzerland, Spain and Sweden, which contributed positively.
From an individual security perspective, the biggest detractors from the Fund’s relative results during the period were Aryzta, Technicolor and SES. Aryzta is a Swiss-based provider of baked goods to casual and fast food restaurants. In our opinion, Aryzta’s management has demonstrated that it does not have the retail channel experience necessary to produce the returns we had hoped for from its 2015 acquisition of Picard, a French frozen food retailer. As a result, we exited the Fund’s position in Aryzta during the period. Technicolor is a French imaging technology company. Its stock price declined after the company revised its fiscal year 2016 guidance downward primarily due to weaker shipments in its connected home business segment. SES, a France-based company, is one of the three leaders in the world’s satellite operator market. Approximately two-thirds of its revenue comes from video transmission. During the period, fears over the potential deterioration of the television broadcast market in Europe, which we feel were overdone, weighed on its stock. Based on our positive views on the long-term prospects of these companies, the Fund maintained its positions in Technicolor and SES at the end of the period.
Individual securities that made the strongest positive contribution to the Fund’s results during the period included Infineon Technologies, Temenos Group and Dollarama. Infineon Technologies, a German company, is a producer of semiconductor chips, transistors and radio devices necessary for increasingly electronic and autonomous cars. Its shares appreciated during the period in response to increasing demand for its products and on strong execution. Temenos Group is a Swiss-based enterprise software company focused on the banking industry. Modern regulatory requirements and the sheer weight of antiquated information technology systems, often a residual of decades of mergers and acquisitions, provided tailwinds for the company during the period. Also, 2016 had brought several large new business wins from noteworthy developed market banks to Temenos Group. The earnings from these new projects began flowing through during this period, and investors responded favorably, boosting its share price. Dollarama is a discount retailer based in Canada. Its shares rose after the company reported strong sales results and expansion of its total number of stores.
Variable Portfolio Funds | Annual Report 2017	47

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Oppenheimer International Growth Fund
Bottom-up stock selection determined trading opportunities
During the period, we established Fund positions in Baidu and STMicroelectronics. Baidu is the Chinese internet search giant. Baidu has been through a turbulent time over the last several years, with most of its problems, in our view, self-inflicted due to poor capital allocation decisions. Nevertheless, it has a privileged position atop the internet search business in China, and we believe its management has been correcting its mistakes. Furthermore, we believe Baidu is among the world’s leaders in the research and development of artificial intelligence, which may provide the company with some interesting optionality. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.) STMicroelectronics is a French-listed global semiconductor chip designer and manufacturer focused on the fast-growing automotive, sensor and security segments. In our view, the company has consistently displayed attractive margin and capital discipline through various market conditions. In our opinion, the company is well positioned to benefit from secular growth trends in its areas of expertise.
Conversely, in addition to sale of Aryzta, already mentioned, we sold the Fund’s positions in Sky and Vodafone Group. Sky provides pay TV to U.K. and Irish customers. Sky was within the Murdoch News group, and toward the end of 2017, agreed to a full takeover by Fox, another company within the group. Fox is a U.S. company and therefore outside of the Fund’s mandate, which is to invest in non-U.S. companies. Vodafone Group is a mobile telecommunications company providing a range of services, including voice and data communications, worldwide. In our opinion, the profitability outlook for Vodafone Group deteriorated somewhat, particularly in India, which is a significant market for the company. Therefore, we decided to exit the position and reallocate capital elsewhere.
Relative to the benchmark, the Fund’s exposure to Japan, Germany and Switzerland increased and its allocations to the U.K., France, Australia, Canada and the Netherlands decreased during the period. That said, all sector and country allocations are a result of bottom-up stock selection. We also hold the companies in the Fund’s portfolio for an average of ten years, so we do not tactically rotate into or out of sectors on a shorter term basis.
As of December 31, 2017, the Fund had its most significant relative overweight positions in the information technology, consumer discretionary and telecommunication services sectors and had its most significant underweight positions in consumer staples, materials, financials and industrials. In geographic terms, the Fund’s top overweight positions relative to the benchmark included France, Canada, Spain, India, Germany, Denmark and Switzerland. Significant underweight positions relative to the benchmark at the end of 2017 included Japan, Australia, the U.K. and Sweden. Among several other countries, the Fund had no exposure to Hong Kong, Belgium, and Singapore on December 31, 2017.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
48	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – Partners Core Bond Fund
Investment objective
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
J.P. Morgan Investment Management Inc.
Richard Figuly
Barbara Miller
Peter Simons, CFA
Wells Capital Management Incorporated
Thomas O’Connor, CFA
Troy Ludgood*
Maulik Bhansali, CFA
Jarad Vasquez
*Effective April 30, 2018, Troy Ludgood will no longer manage the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.58	1.98	3.32
Class 2	05/07/10	3.34	1.71	3.06
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	49

Fund at a Glance   (continued)
Variable Portfolio – Partners Core Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	12.4
Commercial Mortgage-Backed Securities - Agency	7.4
Commercial Mortgage-Backed Securities - Non-Agency	3.5
Corporate Bonds & Notes	23.7
Foreign Government Obligations	1.5
Inflation-Indexed Bonds	0.1
Money Market Funds	1.4
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	20.8
Residential Mortgage-Backed Securities - Non-Agency	2.0
U.S. Government & Agency Obligations	2.0
U.S. Treasury Obligations	24.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	65.3
AA rating	3.3
A rating	10.6
BBB rating	16.4
BB rating	0.8
B rating	0.1
CCC rating	0.0 (a)
C rating	0.0 (a)
Not rated	3.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

50	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Bond Fund
Effective May 1, 2017, the Fund was re-named Variable Portfolio – Partners Core Bond Fund and Wells Capital Management Incorporated (WellsCap) was added as a subadviser to the Fund. As of December 31, 2017, the Fund was managed by two independent money management firms. J.P. Morgan Investment Management Inc. (J.P. Morgan) managed approximately 53% and WellsCap managed approximately 47% of the fund’s assets.
At December 31, 2017, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 3.34%. The Fund slightly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% over the same period. The Fund’s performance relative to benchmark can be attributed to sector allocation, security selection and duration and yield curve positioning decisions by its managers. Also, mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. fixed income posted solid gains amid an eventful 2017
At the start of the annual period, risk assets continued their upward trajectory, as the reflation trade persisted from late 2016 into the new year. Consumer sentiment and business confidence levels soared, driving equity markets higher and credit spreads tighter, as the then-new U.S. Administration’s proposed initiatives of tax reform, infrastructure spending and deregulation were expected to spur economic growth.
For the period overall, all spread, or non-government bond, sectors in the benchmark outperformed duration-neutral U.S. Treasuries. Corporate credit was the best performing sector in the benchmark, outperforming duration-like U.S. Treasuries by 346 basis points. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also performed well. During the period, lower quality names outperformed higher-rated securities. On a duration-neutral basis, AA-rated corporate bonds outperformed U.S. Treasuries by 188 basis points, A-rated corporate bonds outperformed U.S. Treasuries by 296 basis points, and BBB-rated corporate bonds outperformed U.S. Treasuries by 447 basis points.
Within the U.S. Treasury sector itself, the U.S. Treasury yield curve flattened, as U.S. Treasury yields rose across the short-term portion of the yield curve, or spectrum of maturities, in reaction to the three interest rate hikes by the Fed, while yields on intermediate and longer-term maturities declined. Longer term maturities were affected by a number of macro factors, including global economic growth prospects, subdued inflation, shifting global central bank policies and supply/demand technicals. Year-over-year, the two-year U.S. Treasury yield rose 70 basis points to 1.88%, while the 10-year U.S. Treasury yield decreased five basis points to 2.40%. The spread, or differential, in yields between the two-year and 10-year U.S. Treasuries declined 73 basis points to finish 2017 at 52 basis points.
Sector allocation, security selection and duration positioning generated mixed results
J.P. Morgan: During the annual period, our portion of the Fund outperformed the benchmark due to a combination of sector allocation and security selection decisions overall. Investors experienced a year-long rally in risk assets, while volatility remained subdued. As a result, our portion of the Fund’s overweight to spread sectors and its underweight to U.S. Treasury securities contributed positively to its relative performance.
More specifically, allocations to ABS, CMBS and mortgage-backed securities (MBS) all added value during the annual period. These sectors outperformed duration-equivalent U.S. Treasuries for the annual period. In addition, our portion of the Fund’s overweight to lower quality securities, i.e. those rated BBB, boosted relative returns, as higher beta securities outperformed in 2017. BBB-rated securities in the benchmark returned 7.45% versus 2.41% for AAA-rated securities for the calendar year.
Investment-grade corporate credit spreads tightened significantly throughout the year, reaching post-financial crisis lows. The option-adjusted spread of the Bloomberg Barclays Corporate Index ended the year at 93 basis points, which was 30 basis points tighter than at the end of 2016. The move resulted in corporate bonds being the best performing sector in the
Variable Portfolio Funds | Annual Report 2017	51

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
benchmark, outperforming duration-equivalent U.S. Treasuries by 346 basis points. The sub-sectors within the broader corporate bond sector performed in line with each other. Industrials, financials and utilities outperformed duration-equivalent U.S. Treasuries by 349 basis points, 343 basis points and 341 basis points, respectively. Non-corporate credit sectors produced positive results as well, besting duration-like U.S. Treasuries by 278 basis points. Our portion of the Fund’s security selection within credit was positive, as we favored corporate bonds in lieu of non-corporate credit. However, overall underweights to investment-grade credit and to non-corporate credit detracted.
Our portion of the Fund’s security selection amongst MBS boosted relative results. Overall, the Bloomberg Barclays MBS Index outperformed duration-neutral U.S. Treasuries by 52 basis points during the annual period. MBS with lower coupons performed best as a result of the flattening U.S. Treasury yield curve. Our portion of the Fund’s allocation to agency CMBS was also a driver of positive relative returns during the year.
Our portion of the Fund’s duration positioning contributed positively, albeit modestly, to its relative performance during the annual period. We carefully manage duration as we seek to control interest rate risk in our portion of the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of our portion of the Fund is typically +/- 10% of the duration of the benchmark. Our portion of the Fund had a shorter duration than that of the benchmark during the annual period. At the end of the annual period, our portion of the Fund had an effective duration of 5.36 years versus the benchmark’s effective duration of 5.98 years. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. Our portion of the Fund’s yield curve positioning dampened relative results, as our portion of the Fund was underweight the long-term end of the yield curve, where rates declined and thus which performed best. This was partially offset by the positive effect of an underweight to the short-term end of the yield curve, where rates rose most sharply and thus which posted the weakest performance.
WellsCap: We managed our portion of the Fund from May 1, 2017 through December 31, 2017 (the reporting period). Our portion of the Fund outperformed the benchmark during the reporting period, attributable primarily to our focus on bottom-up security selection. Security selection as well as overweights in ABS and CMBS were the largest positive contributor to relative results for our portion of the portfolio during the reporting period. Among ABS, positive security selection contributions came mainly from private student loans, non-prime auto ABS and Federal Family Education Loan Program (FFELP) student loans. Security selection and having an overweight to credit also added value. Partially offsetting these positive contributors was having an underweight to agency debt and MBS, which detracted slightly from relative results. Our portion of the Fund had a neutral duration position relative to that of the benchmark, and so duration as well as yield curve positioning had a neutral effect on performance during the reporting period.
Individual security selection drove portfolio changes
All told, the Fund’s portfolio turnover rate during the annual period was 240%. A significant portion of the turnover was the result of mortgage dollar rolls, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
J.P. Morgan: Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there was an increase in our portion of the Fund’s
52	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
allocation to corporate credit, shifting from an underweight to a neutral position relative to the benchmark. Purchases within the securitized sectors, i.e. MBS, ABS and CMBS, were focused on securities with what we considered to be stable cash flows and attractive convexity profiles. (A bond’s convexity is the rate of change of its duration.)
At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in agency debt, MBS, ABS and CMBS and was underweight relative to the benchmark in U.S. Treasuries and corporate bonds. Our portion of the Fund maintained a slightly shorter duration posture relative to the benchmark as well as a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities, and underweight positions at the shorter-term and longer-term ends of the yield curve.
WellsCap: Throughout the reporting period, positioning across the various sectors in our portion of the Fund was dynamic, as security selection opportunities presented themselves. For example, we moderated our portion of the Fund’s credit overweight in the second and third calendar quarters by reducing several positions that had performed well, while finding additional opportunities in automotive and consumer credits. Later in the reporting period, we sought to reduce risk to a close to neutral position relative to the benchmark by further tempering positions across names in banks, basic industries and utilities, while seeking to take advantage of heavy new issuance in technology and what we saw as attractive secondary opportunities in real estate investment trusts.
Within the ABS sector, our portion of the Fund’s FFELP positioning increased as we rotated out the curve, or spectrum of maturities, over the course of the reporting period. Exposure to private-credit student loans also increased modestly, as we were active in the primary and secondary markets. We reduced exposure to auto ABS, predominantly through sales of retail auto loan bonds, as valuations became less compelling, in our view. Somewhat offsetting these sales, we increased our portion of the Fund’s exposure to rental car ABS.
All told, from the start of the reporting period to the end, our portion of the Fund’s risk-adjusted exposure to credit and MBS decreased and its risk-adjusted allocations to consumer ABS and CMBS increased. As of December 31, 2017, our portion of the Fund was overweight relative to the benchmark in consumer ABS, CMBS and credit and was underweight relative to the benchmark in MBS and agency/U.S. Treasury debt. Our portion of the Fund maintained its neutral duration compared to that of the benchmark at the end of the reporting period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	53

Fund at a Glance
Variable Portfolio – Partners Small Cap Growth Fund
Investment objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Kennedy Capital Management, Inc.
John Rackers
Wells Capital Management Incorporated
Joseph Eberhardy, CFA, CPA
Thomas Ognar, CFA
Bruce Olson, CFA*
*Effective April 30, 2018, Mr. Olson has announced his intention to retire.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	18.78	10.96	10.82
Class 2	05/07/10	18.49	10.68	10.54
Russell 2000 Growth Index		22.17	15.21	14.63
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 1, 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
54	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Ligand Pharmaceuticals, Inc.	1.5
John Bean Technologies Corp.	1.4
On Assignment, Inc.	1.2
InterXion Holding NV	1.2
Five9, Inc.	1.2
Mercury Systems, Inc.	1.2
Q2 Holdings, Inc.	1.2
Planet Fitness, Inc., Class A	1.1
Proofpoint, Inc.	1.1
Inogen, Inc.	1.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	13.3
Consumer Staples	1.1
Energy	1.9
Financials	5.0
Health Care	23.7
Industrials	20.2
Information Technology	29.2
Materials	3.4
Real Estate	1.2
Telecommunication Services	0.7
Utilities	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	55

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Growth Fund
During the annual period ended December 31, 2017, the Fund was managed by four independent money management firms and each invested a portion of the portfolio’s assets. Effective April 28, 2017, The London Company of Virginia, LLC (The London Company) was terminated as a subadviser for the Fund and, effective May 1, 2017, BMO Asset Management Corp. (BMO) was named a subadviser to the fund. As of December 31, 2017, Wells Capital Management Company (WellsCap), Kennedy Capital Management (Kennedy) and BMO managed approximately 39%, 30% and 31% of the portfolio, respectively.
At December 31, 2017, approximately 98.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 18.49%. While posting robust absolute gains, the Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 22.17% over the same period. The Fund’s underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by its managers.
Small-cap growth stocks lagged large caps but outpaced value counterparts
The year 2017 was a banner year for the U.S. equity markets, as investors were largely impervious to political discord, geopolitical unrest, natural disasters and rising interest rates. Indeed, most U.S. equity indices showed strong consistency and low volatility to notch a ninth consecutive year of gains. U.S. stocks were buoyed during the annual period by tax reform expectations, strong corporate earnings, improving global economic growth and encouraging domestic economic data. Large-cap stocks outperformed mid-cap and small-cap stocks, and growth stocks markedly bested value stocks across the capitalization spectrum, as the momentum market regime persisted and valuation remained out of favor.
Companies reporting robust earnings and favorable longer term prospects rallied in an environment of still-low interest rates and modest but improving growth in the U.S. economy. Market dynamics were especially conducive to growth-oriented managers emphasizing companies effectively positioned to generate growth through company-specific catalysts and secular drivers. Coming into the annual period, investors strongly preferred cyclically-oriented and high dividend-yielding equities, as value had outperformed growth stocks significantly in 2016. However, the environment then became more supportive of faster growing companies. As 2017 progressed, dividend-paying and lower beta stocks were weaker, and stock leadership was narrow, with investors focused on stocks that had the highest sales growth, greatest momentum and best fundamental execution regardless of valuation levels.
Stock selection and sector allocation decisions overall dampened relative results
The London Company: During the annual period, we managed a portion of the Fund from January 1, 2017 through April 28, 2017 (the initial reporting period). During the initial reporting period, our portion of the Fund underperformed the benchmark due to both sector allocation and stock selection. Having overweights to energy and consumer staples and an underweight to health care detracted most, partially offset by the positive effect of an overweight to materials and an underweight to information technology. Security selection in health care detracted, especially our emphasis on biotechnology names, many of which lagged the benchmark during the initial reporting period. Smaller cap companies in the health care sector tend not to have many of the attributes we seek in an investment. Security selection in energy, consumer staples and industrials added value
Positions in mattress manufacturer Tempur-Sealy International, leisure products manufacturer and marketer Vista Outdoor and offshore drilling and production equipment manufacturer Dril-Quip detracted most. Conversely, the top performing individual positions in our portion of the Fund during the initial reporting period were battery and flashlight manufacturer Energizer Holdings, chemicals and ammunition products manufacturer Olin and death care services provider Service Corporation International.
56	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
WellsCap: Our portion of the Fund outperformed the benchmark during the annual period due primarily to stock selection overall. Market dynamics were conducive during the annual period to our emphasis on companies effectively positioned to generate robust growth through company-specific catalysts and secular drivers. Coming into the calendar year, investors strongly preferred cyclically-oriented and high dividend-yielding equities, as value stocks had significantly outperformed growth stocks in 2016. We sought to take advantage of the weakness in many of our portion of the Fund’s holdings that were demonstrating strong fundamentals and trading at what we viewed as attractive valuations. In contrast to 2016, investors shifted their focus in 2017 to reward many higher-growth companies for delivering solid fundamentals. As a result, our portion of the Fund achieved solid outperformance of the benchmark in 2017.
From a sector perspective, stock selection in information technology, financials and consumer discretionary contributed most positively to relative results. Having an underweight to consumer discretionary, which lagged the benchmark during the annual period, also boosted relative results. In information technology, companies gaining market share in fast growing areas, such as software-as-a-service and semiconductors, performed well, as many Fund holdings generated margin expansion and continued market share penetration within their industries. Generally, demand remained strong across the software industry, with chief investment officer spending intentions rising throughout the annual period. Next generation cloud platforms also delivered strong growth, as they gained a disproportionate share of new business at the expense of legacy solutions. In financials, most of the added value came from a holding in LendingTree. In consumer discretionary, select companies rallied sharply, aided by strong economic tailwinds and increased market share gains. Particularly strong performers within the sector for our portion of the Fund were Ollie’s Bargain Outlet Holdings, a treasure hunt retailer that offers closeout merchandise, and Planet Fitness, a fitness chain franchisor that offers low cost memberships to customers. Both companies penetrated market share and generated earnings in excess of consensus expectations during the annual period.
Partially offsetting these positive contributors was the detracting effect of weaker stock selection in the health care sector. In health care, relative underperformance was partially driven by an underweight to early stage, unprofitable biotechnology stocks, which rallied during the annual period on merger and acquisition activity and favorable Food and Drug Administration approvals. Our investment process tends to lead our portion of the Fund to companies with products that are either approved or are in later-stage pipeline development. In addition, select holdings, including Nevro and INC Research Holdings, performed poorly as both companies reported a deceleration in growth. In energy, shares of Fund holdings PDC Energy and RSP Permian declined despite both companies delivering strong sales and production growth. Having an overweight to energy, which lagged the benchmark during the annual period, also hurt, as oil prices experienced significant volatility. Having no exposure to three companies within telecommunication services that performed well during the annual period, further hindered relative results.
The strongest relative contributors to our portion of the Fund’s results were LendingTree, Spectranetics and Interxion Holding. We sold our portion of the Fund’s position in Spectranetics by the end of the annual period, taking profits. Conversely, the greatest individual detractors from our portion of the Fund’s performance during the annual period were Synchronoss Technologies, WageWorks and SPS Commerce. Due to the lack of visibility for its growth in the near term and the disruption at its management level, we exited our portion of the Fund’s position in Synchronoss Technologies by the end of the annual period.
Kennedy: Our portion of the Fund underperformed the benchmark during the annual period, influenced by macro political and economic factors to a greater extent than normal. The selling of secular growth stocks and buying of cyclical growth stocks by investors at large during the annual period was the largest negative factor for our portion of the Fund. Along with this rotation, investors became more macro focused and less fundamentally driven. Driving the macro focus, in part, was the market’s centered attention on potential health care reform and then tax reform. We also saw larger and “growthier” stocks outperforming through 2017, which dampened our portion of the Fund’s relative results.
On a sector basis, security selection in energy, industrials and consumer discretionary detracted most from our portion of the Fund’s relative results during the annual period. In energy, a position in Nabors Industries detracted most. In consumer discretionary, the largest detractor was Nautilus. Having overweight allocations to energy and consumer discretionary, which each lagged the benchmark during the annual period, also hurt. These detractors were partially offset by effective security
Variable Portfolio Funds | Annual Report 2017	57

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
selection in health care, with a position in Nektar Therapeutics an especially outstanding performer. Still, within the sector, an underweight to the strongly performing biotechnology industry dampened relative results. Security selection in information technology and materials added value.
The biggest individual detractors from our portion of the Fund’s relative performance during the annual period were healthcare services company Surgery Partners, Mexican food restaurant chain operator Chuy’s Holdings and apparel retailer Duluth Holdings. As we were concerned some of its new locations had become lower return restaurants, we sold our portion of the Fund’s position in Chuy’s Holdings. Shares of Duluth Holdings were affected by the Amazon.com effect, and we sold our portion of the Fund’s position in this retailer.
The top individual contributors to our portion of the Fund’s results were all health care-related companies — aesthetic laser systems manufacturer Cutera, health fitness solutions provider Tivity Health and specialty pharmaceutical company Zogenix.
BMO: During the annual period, we managed a portion of the Fund from May 1, 2017 through December 31, 2017 (the latter reporting period). During the latter reporting period, our portion of the Fund underperformed the benchmark due primarily to stock selection. Sector allocation overall contributed positively. Broadly speaking, our emphasis on what we considered to be attractively valued companies with strong fundamental characteristics was not rewarded during the latter reporting period, as more expensive, lower quality companies outperformed. Counterbalancing this to some degree was the fact that, within the Fund’s investment universe, stocks with positive investor sentiment performed well. This proved beneficial to our portion of the Fund’s performance given our preference for companies with positive or improving investor interest.
From a sector perspective, an overweight position in industrials detracted as did stock selection in health care, consumer discretionary and financials. Partially offsetting these detractors were the positive contributions made by having an overweight in health care and an underweight in consumer discretionary. Stock selection in information technology, industrials and materials also boosted our portion of the Fund’s relative results during the latter reporting period.
Among individual stocks, the biggest detractors from our portion of the Fund’s results were in the health care sector, where an overweight position in endocrine-focused biopharmaceutical company Versartis, which experienced a double-digit share price decline during the latter reporting period, and having no exposure to clinical-stage biopharmaceutical company Nektar Therapeutics, which experienced a triple-digit share price gain during the latter reporting period, hurt most. Conversely, overweighted positions in semiconductor company Applied Optoelectronics of the information technology sector and custom parts manufacturer Proto Labs of the industrials sector added significant value.
Purchases and sales drove portfolio changes
All told, the Fund’s portfolio turnover rate for the annual period was 114%.
The London Company: Our process is fundamental and bottom-up, so new ideas must be vetted on their own merits. While we avoid macro analysis, we do seek to invest in companies with natural tailwinds. During the initial reporting period, in addition to the sale of Vista Outdoor, already mentioned, we sold our portion of the Fund’s positions in Cabela’s and World Fuel. We also trimmed positions in Deckers, Tempur-Sealy International, OrbitalATK and Superior Energy. With the proceeds, we added new positions in Ingevity and Cooper Tire and added to our portion of the Fund’s existing holding in Sturm Ruger. There were no major shifts in sector allocation within our portion of the Fund during the initial reporting period. As of April 28, 2017, our portion of the Fund was overweight the materials, industrials, consumer discretionary, financials, consumer staples, real estate and energy sectors relative to the Russell 2000 Growth Index. Our portion of the Fund’s largest underweights were in health care and information technology at the end of the initial reporting period.
WellsCap: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company’s growth versus the market’s estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in Clovis Oncology, a biotechnology company specializing in anti-cancer agents. We initiated a position in MasTec, a leading North American infrastructure construction company and specialty contractor with operations in the telecommunications, oil and gas and power markets.
58	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
In addition to those sales already mentioned, we sold our portion of the Fund’s position in Acadia Healthcare Company, the largest in-patient psychiatric hospital operator in the U.S. and the largest private psychiatric hospital operator in the U.K. As we questioned the sustainability of growth of its U.K. facilities and on weak guidance, we sold the position. We eliminated our portion of the Fund’s position in IMAX, an entertainment technology company specializing in motion picture technologies and presentations. With the disappointing string of movies, coupled with slowing demand for box office releases brought about by competition from streaming media offerings, we decided to exit the position.
Any sector weighting changes were strictly a reflection of our bottom-up process. That said, during the annual period, our bottom-up process led us to increase our portion of the Fund’s weightings in industrials and information technology and to decrease its weighting in health care. At year-end 2017, our portion of the Fund was most overweight relative to the benchmark in the information technology and industrials sectors and was most underweight relative to the benchmark in the materials, health care and financials sectors. As of December 31, 2017, our portion of the Fund was rather neutrally weighted relative to the benchmark in the consumer discretionary and energy sectors and had no exposure to the consumer staples, real estate, telecommunication services or utilities sectors.
Kennedy: During the annual period, we initiated positions in our portion of the Fund in leisure products retailer Camping World Holdings and residential furniture manufacturer Hooker Furniture. We purchased Camping World Holdings based on what we see as a strong secular trend as well as the company’s market leadership, growing cash flow returns and expanding asset base. We established a Fund position in Hooker Furniture because we believe it has a high quality management team, a diverse portfolio of products addressing multiple markets and a valuation at a discount to its intrinsic value.
In addition to those sales already mentioned, we sold our portion of the Fund’s positions in Beacon Roofing Supply, as its stock experienced a rapid rise and was trading above our intrinsic value estimates. Elsewhere, we decided to lower our portion of the Fund’s exposure to real estate investment trusts (REITs), and so we sold our portion of the Fund’s position in CoreSite Realty, a data center REIT trading above our intrinsic value estimates.
We did not make any material changes in sector weightings during the annual period. As of December 31, 2017, our portion of the Fund was most overweight the benchmark in the information technology and energy sectors and was most underweight the benchmark in the health care, materials and real estate sectors.
BMO: During the latter reporting period, we initiated a position in our portion of the Fund in Builders FirstSource, a supplier and manufacturer of building materials, manufactured components and construction services. At the time of purchase, the company ranked in the top decile of our proprietary Small Cap Growth universe stock selection model, supported by what we viewed as attractive fundamental characteristics and positive investor sentiment. We also established a Fund position in Kraton, which manufactures and markets chemicals used in a variety of applications. Kraton was added due to the stock’s top 1% ranking in our model’s Small Cap Growth universe, driven by attractive valuations that were backed by what we considered to be strong company fundamentals and growing investor interest.
Conversely, we sold our portion of the Fund’s position in iRobot, which designs and builds robots, including robotic vacuums, robotic maps and pool cleaners. Its stock’s score within our Small Cap Growth universe model deteriorated following a weakening in the company’s fundamentals coupled with rapidly declining investor sentiment. We exited our portion of the Fund’s position in BioTelemetry, which provides monitoring services and digital population health management and develops proprietary integrated patient management platforms. We sold the stock as it dropped to the bottom half of our model’s Small Cap Growth universe. Its ranking deteriorated as its valuations became stretched and investor interest declined.
Sector positioning within our portion of the Fund is a direct result of our bottom-up stock selection process. That said, during the latter reporting period, we decreased our portion of the Fund’s allocations to consumer staples and consumer discretionary and increased its allocations to industrials and materials. At the end of December 2017, our portion of the Fund was overweight materials, information technology and industrials and underweight consumer discretionary relative to the benchmark. Our portion of the Fund was rather neutrally weighted compared to the benchmark in utilities, health care, energy, telecommunication services, financials and consumer staples and had no exposure to real estate as of December 31, 2017.
Variable Portfolio Funds | Annual Report 2017	59

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
60	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – Pyramis® International Equity Fund
Investment objective
Variable Portfolio – Pyramis® International Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
FIAM LLC (doing business as Pyramis Global Advisors)
Cesar Hernandez, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	22.56	6.00	6.71
Class 2	05/07/10	22.14	5.74	6.42
MSCI EAFE Index (Net)		25.03	7.90	8.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	61

Fund at a Glance   (continued)
Variable Portfolio – Pyramis® International Equity Fund
Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2017)
Nestlé SA, Registered Shares (Switzerland)	2.5
Roche Holding AG, Genusschein Shares (Switzerland)	1.7
Novartis AG, Registered Shares (Switzerland)	1.7
British American Tobacco PLC (United Kingdom)	1.7
BP PLC (United Kingdom)	1.6
SAP SE (Germany)	1.5
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.5
Unilever NV-CVA (Netherlands)	1.4
Anheuser-Busch InBev SA/NV (Belgium)	1.4
Royal Dutch Shell PLC, Class A (United Kingdom)	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	10.8
Consumer Staples	12.3
Energy	5.2
Financials	23.8
Health Care	10.9
Industrials	13.6
Information Technology	6.8
Materials	7.9
Real Estate	2.9
Telecommunication Services	4.2
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

62	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Pyramis® International Equity Fund
Country breakdown (%) (at December 31, 2017)
Australia	5.8
Austria	0.5
Belgium	2.9
China	0.3
Denmark	1.2
Finland	1.8
France	9.8
Germany	8.9
Hong Kong	4.4
Ireland	1.3
Italy	1.2
Japan	23.1
Netherlands	2.6
New Zealand	0.2
Norway	1.2
Singapore	1.0
Spain	2.2
Sweden	3.3
Switzerland	8.6
United Kingdom	17.0
United States	2.5
Virgin Islands	0.2
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2017	63

Manager Discussion of Fund Performance
Variable Portfolio – Pyramis® International Equity Fund
At December 31, 2017, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 22.14%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 25.03% over the same period. Although the Fund’s holdings in information technology, consumer discretionary and utilities contributed to returns, its positions in health care, materials and telecommunications detracted.
A broad-based global rally
Equity markets posted strong gains during the 12-month period ended December 31, 2017. The stock-market rally was broad-based globally, as U.S., international, and emerging market indices all moved higher. Volatility was muted during the period as the VIX (Volatility Index) finished the period near all-time lows. Market participants focused on the prospect of the global economic expansion cycle continuing, as evidenced by economic growth in the U.S. and solid corporate earnings. U.S. tax reform, which was passed by Congress and signed by President Trump in December, also helped push equity markets higher during the latter stages of the period. Economic growth in Continental Europe also appears strong, although the U.K. economy appears to be in its late cycle with unemployment claims showing signs of increasing. China is engaging in tightening measures amid weakness in its industrial and housing sectors, a trend which bears watching as we move forward. While geopolitical risks remained high amid escalating rhetoric coming out of North Korea, the headlines ultimately had minimal impact on equity markets during the period.
Contributors and detractors
Information technology, consumer discretionary, and utilities were the largest sector contributors to relative performance. On an average weighted basis, the Fund was modestly overweight information technology and underweight consumer discretionary and utilities during the period. Sector weights relative to the benchmark, however, are a residual of the strategy’s security selection process and not necessarily a reflection of top-down views on market sectors. Among individual holdings, Techtronic Industries, Melco Resorts & Entertainment and Adidas were top contributors. Techtronic shares rose as the company reported earnings for the first half of its fiscal year that beat consensus estimates, driven by strong sales in its power tool segment. Melco Resorts rose as the company reported solid quarterly results during the period, driven by strong results in Melco’s VIP gaming segment. Adidas shares advanced as the company posted quarterly earnings that topped consensus estimates, driven by better-than expected sales across most of the company’s geographic segments.
The health care, materials, and telecommunications services sectors were the largest detractors from relative performance. Among individual holdings, Rio Tinto, Leonardo and Shire were the largest detractors. The shares of global mining company Rio Tinto were impacted by a nearly 11% drop in iron ore prices during the period, while the company also reported mixed quarterly results. Shares of Italian aerospace company Leonardo declined as the company posted mixed quarterly results and warned that its fiscal year 2017 earnings will likely fall short of the company’s previously released guidance. Leonardo’s CEO cited weaker-than-expected results from the company’s helicopter division as the key driver of the profit warning. Shares of Shire declined on an absolute basis as the pharmaceutical company posted mixed quarterly results during the period and also forecasted full-year earnings below consensus estimates.
Portfolio positioning
There were no major strategic shifts with respect to country or sector allocation during the period. As noted previously, the Fund does not make top-down bets at the country or sector level. Active under- or overweights by country or sector are entirely a residual of our bottom-up security selection process. We initiated a position in integrated oil company BP as we believe the company will benefit from large projects that are coming online. The company’s refining business should also help drive earnings. We also initiated a position in delivery and logistics company Deutsche Post as we believe the company will benefit from the proliferation of e-commerce deliveries as well as its increasing presence in emerging markets. We closed
64	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Pyramis® International Equity Fund
our position in fashion retailer Inditex as we felt the stock offers a less compelling risk/reward potential at recent price levels due to foreign exchange headwinds. We also closed our position in pharmaceutical company GlaxoSmithKline in favor of what we felt were more attractive opportunities as we believe the stock’s potential upside is less attractive given its recent price.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	65

Fund at a Glance
Variable Portfolio – T. Rowe Price Large Cap Value Fund
Investment objective
Variable Portfolio – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
Heather McPherson
Mark Finn, CFA, CPA
John Linehan, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	16.26	11.41	11.38
Class 2	05/07/10	15.96	11.12	11.10
Russell 1000 Value Index		13.66	14.04	13.15
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 14, 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
66	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.3
Convertible Preferred Stocks	1.0
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
JPMorgan Chase & Co.	4.6
Microsoft Corp.	3.4
Wells Fargo & Co.	3.3
Tyson Foods, Inc., Class A	2.4
Total SA, ADR	2.3
Morgan Stanley	2.3
Citigroup, Inc.	2.3
Fifth Third Bancorp	2.1
Cisco Systems, Inc.	2.0
Johnson & Johnson	2.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	7.9
Consumer Staples	9.8
Energy	9.2
Financials	26.5
Health Care	13.8
Industrials	9.7
Information Technology	10.6
Materials	4.4
Real Estate	0.9
Telecommunication Services	1.8
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	67

Manager Discussion of Fund Performance
Variable Portfolio – T. Rowe Price Large Cap Value Fund
At December 31, 2017, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 15.96%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 13.66% over the same period. The Fund outperformed on a relative basis due to both effective stock selection and sector allocation overall.
U.S. equities lifted by favorable corporate earnings and economic growth in 2017
Lifted in part by favorable corporate earnings and economic growth, U.S. stocks posted robust returns in 2017. Throughout the calendar year, U.S. equities were buoyed by hopes that the U.S. Administration’s proposals for lower corporate tax rates, reduced regulation and increased infrastructure spending would be enacted. In the closing weeks of the annual period, many investors’ hopes came to fruition when Congress passed and the President signed legislation that reduces tax rates for corporations and closely-held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. The Federal Reserve raised short-term interest rates three times in 2017, but the central bank’s moves were widely expected and did not disrupt the equity markets. Indeed, most major stock indices finished the year near record levels amid expectations the new tax law would add to gross domestic product growth in 2018.
In the large-cap U.S. equity universe, as measured by the S&P 500 Index, most sectors produced strong returns. Information technology shares far outpaced other market segments, with many leading companies recording impressive gains in revenues and earnings during the annual period. Health care, materials and consumer discretionary stocks also outpaced the broad market but by a narrower margin. Financial stocks also modestly outperformed the S&P 500 Index in 2017, thanks in part to rising interest rates — which made lending more profitable for banks — and in part on expectations for additional interest rate hikes during 2018. Conversely, telecommunication services and energy stocks overall fell slightly and were the weakest performing sectors in the S&P 500 Index for the annual period. Although oil prices rose in 2017, energy shares underperformed, as oil production cuts by OPEC and some non-OPEC nations proved inadequate to offset U.S. oil production. The energy sector was also hurt by hurricane-related production and distribution disruptions in and near the Gulf of Mexico.
Large-cap growth shares significantly outperformed large-cap value stocks during the annual period, as measured by the Russell 1000 Growth Index and the Russell 1000 Value Index, respectively.
Stock selection and sector allocation overall aided Fund results
During the annual period, the Fund outperformed the benchmark due to both effective stock selection and sector allocation overall. More specifically, stock selection in information technology, industrials and consumer staples boosted the Fund’s relative results most. Having an overweight allocation to information technology, the strongest sector in the benchmark during the annual period, also contributed positively. Only partially offsetting these positive contributors was stock selection in utilities and financials, the only two sectors to detract from the Fund’s relative results during the annual period. Having an underweight to financials, which modestly outpaced the benchmark during the annual period, also dampened relative returns.
From an individual security perspective, the Fund’s greatest positive contributors to relative results during the annual period were aerospace and defense company Boeing, information technology software giant Microsoft and food producer Tyson Foods. Boeing benefited from cost reductions and productivity gains, which translated into increased earnings and cash flow. We trimmed the Fund’s position in Boeing during the annual period but maintained shares because we like that the company operates in a duopoly market widely expected to see steady long-term global airline passenger growth. Shares of Microsoft advanced, as the company continued to successfully transition to the rapidly growing cloud computing market, with strong revenue growth in its Office 365 applications and Azure public cloud platform. At the end of the annual period, we remained positive on the company’s durable growth prospects and ability to increase free cash flow as well as on what we viewed as its management’s solid track record of execution. Tyson Foods benefited during the annual period from strong performance in its beef and pork business segments and from its management raising its full-year guidance and announcing a $600 million
68	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund
cost-cutting program. At the end of the annual period, we liked the company’s focus on increasing its higher margin prepared food business. We were also positive on Tyson Foods’ development into a branded protein company through investment and acquisition, which we believe improves product diversity and could potentially lead to stronger, less volatile earnings over the long term.
The holdings that detracted most from the Fund’s relative results during the annual period were utilities company PG&E, toy manufacturer Mattel and oil and gas exploration and production company Apache. Shares of PG&E traded lower, especially in the fourth quarter of 2017, due to growing concerns it could potentially bear responsibility for the wildfires in California, particularly after its management suspended its quarterly dividend payment in an effort to conserve cash. While we like PG&E for its exposure to the California power market and for what we view as its attractive valuation, we trimmed the Fund’s shares in the company due to the uncertainty surrounding the utility’s potential wildfire liability. Mattel suffered due to mismanagement of its flagship brands, near-term risks associated with higher financial leverage, and disruption in the traditional retail industry. Despite these challenges, we remained positive on Mattel because it possesses strong core brands and because it operates in what we view as an attractive industry. Further, we believe its new management has the opportunity to execute a turnaround strategy. Shares of Apache declined due to the ongoing uncertainty regarding the production potential of its Alpine High oil and gas field. The company also lowered its oil production guidance. Given what we view as its modest valuation and significant upside potential from Alpine High, we continued, at the end of the annual period, to find Apache’s risk/reward profile compelling.
Bottom-up stock selection drove portfolio changes
During the annual period, we initiated a Fund position in Southern Company, which owns regulated electric and gas utilities, as it traded at what we saw as compelling valuations relative to sector peers. The company has faced challenges in recent periods, including regulatory concerns related to a clean coal project in Mississippi and a nuclear project in Georgia. However, we liked the company’s multi-year risk/reward profile, seemingly resilient core earnings and strong dividend yield. We added to the Fund’s position in Chubb, which along with many other insurers, incurred substantial hurricane-related losses during the second half of the annual period. However, we bought shares because we value what we believe is Chubb’s strong balance sheet; steady, sustainable growth profile; and potential to return additional capital to shareholders. Chubb could also benefit from an improved pricing environment for property and casualty insurers. We purchased additional shares of Wells Fargo during the annual period. Wells Fargo has lagged its peers due to concerns raised in 2016 about sales tactics and accusations that employees created fraudulent accounts for retail customers. However, we increased the position because the bank has taken steps to address its retail account practices, and we believe it continues to feature attractive long-term fundamentals and growth prospects. We also like the company’s recent focus on reducing expenses and believe it may be poised to benefit from a lower corporate tax rate.
In addition to the reduction of the Fund’s position in PG&E, already mentioned, amongst the Fund’s most notable sales during the annual period were those of Royal Dutch Shell and Procter & Gamble. We like that integrated energy company Royal Dutch Shell is diversified across end-markets and features a robust dividend yield, but we were worried about the company’s sensitivity to oil prices. We also had questions about the company’s long-term strategy of emphasizing long-cycle, deepwater oil projects and liquefied natural gas. Consumer staples giant Procter & Gamble has seen sluggish sales growth in the U.S. despite recent efforts to boost domestic top-line performance. We believed we could find more attractive opportunities elsewhere in the consumer staples sector.
Based on bottom-up stock selection, the Fund’s weightings in materials, consumer staples and financials increased and its weightings in consumer discretionary, health care and utilities decreased relative to the benchmark. As of December 31, 2017, the Fund was most overweight the benchmark in the information technology, materials, industrials, consumer staples and consumer discretionary sectors. On the same date, the Fund was most underweight the benchmark in the real estate, energy and telecommunication services sectors and was rather neutrally weighted to the benchmark in the utilities, health care and financials sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Variable Portfolio Funds | Annual Report 2017	69

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
70	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – TCW Core Plus Bond Fund
Investment objective
Variable Portfolio – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.40	1.76	2.65
Class 2	05/07/10	3.15	1.51	2.40
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2017	71

Fund at a Glance   (continued)
Variable Portfolio – TCW Core Plus Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	5.3
Commercial Mortgage-Backed Securities - Agency	4.8
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Common Stocks	0.1
Corporate Bonds & Notes	23.1
Foreign Government Obligations	0.6
Inflation-Indexed Bonds	2.6
Money Market Funds	12.3
Municipal Bonds	0.8
Residential Mortgage-Backed Securities - Agency	23.8
Residential Mortgage-Backed Securities - Non-Agency	5.5
Senior Loans	0.2
Treasury Bills	2.7
U.S. Treasury Obligations	17.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	60.8
AA rating	3.4
A rating	14.5
BBB rating	13.6
BB rating	2.8
B rating	1.2
CCC rating	1.9
CC rating	0.7
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

72	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – TCW Core Plus Bond Fund
At December 31, 2017, approximately 99.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 3.15%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% during the same period. The Fund’s underperformance of the benchmark can be attributed primarily to positioning within the corporate bond sector, partially offset by effective duration and yield curve positioning and exposure to the non-agency mortgage-backed securities sector, which contributed positively.
Fixed-income markets advanced
In the simplest terms, a lot went right for fixed-income markets in 2017, as an almost “Goldilocks” scenario of open markets, ongoing global central bank accommodation (notwithstanding the Federal Reserve’s (the Fed) interest rate hikes and balance sheet reduction) and largely inflation-free economic growth combined to propel risk assets higher. Most U.S. macroeconomic data points were decidedly positive to end 2017, reflected in improving measures of job creation, retail sales, industrial production and capacity utilization. Further fueling investor sentiment, the political apparatus in Washington, D.C. finally agreed on a comprehensive tax reform bill — a long-absent fiscal achievement — providing for a substantial cut in corporate taxes as well as lower personal rates for some. In contrast with previous tax legislation, this new law came at a time when unemployment was relatively low, at just more than 4%, thereby providing stimulus to an economy already showing momentum. To this point, third quarter 2017 gross domestic product (GDP), reported in December 2017, came in at 3.2%, bringing the year-over-year growth rate to 2.3%, up from 1.8% at the end of 2016. Despite this increase in economic activity, consumer price pressures remained muted, with the latest core Consumer Price Index and core Personal Consumption Expenditures data coming in at 1.7% and 1.5%, respectively, well below the Fed’s nominal 2% target. Above all, volatility remained dormant throughout the year, notwithstanding many headline risks, such as political uncertainties, escalating North Korea rhetoric and Fed composition changes.
Given this backdrop of heightened risk appetite, investors continued to reach for yield throughout the period, propelling markets higher. Equities, in particular, posted impressive gains, while performance in traditional fixed-income sectors was also positive. The benchmark gained solidly, despite the steady increase in shorter term yields that resulted in the gap between two- and 10-year Treasury notes flattening substantially. Investment-grade corporate credit benefited from strong demand and returned 6.4%, while high-yield corporate bonds experienced considerable spread tightening and was up 7.5%. Among securitized issues, non-agency mortgage-backed securities exhibited improving fundamental characteristics and posted consistently positive returns throughout the period to realize a nearly 10% gain for 2017, led by adjustable rate mortgages and subprime collateral. Agency mortgage-backed securities benefited from the backdrop of stagnant interest rates and low volatility to post a 2.5% return for the year. Still, headwinds, including the looming specter of a less active Fed given balance sheet normalization, limited agency mortgage-backed securities’ outperformance of U.S. Treasuries to a modest margin. Asset-backed securities, a largely floating rate asset class, gained 1.6% for the year. Finally, returns of commercial mortgage-backed securities (CMBS) were driven by non-agency CMBS, up 3.8% during the year versus a 2.7% gain for agency CMBS.
Yields on short-term U.S. Treasuries rose 90 basis points, but long-term U.S. Treasury yields declined 33 basis points. Yields on the 10-year U.S. Treasury traded between 2.1% and 2.4%, ultimately ending 2017 at 2.4%, a modest five basis points lower than where it started. (A basis point is 1/100th of a percentage point.) In turn, the U.S. Treasury yield curve, or spectrum of maturities, flattened.
Variable Portfolio Funds | Annual Report 2017	73

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – TCW Core Plus Bond Fund
Corporate bond sector positioning dampened the Fund’s relative results
Detracting most from the Fund’s relative results during the period was its underweight to corporate and non-corporate credit, both of which outpaced duration-matched U.S. Treasuries given the ongoing search for yield. In particular, the Fund’s relative underweight to top-performing industrial sectors, such as metals and mining, weighed on performance given the market backdrop of remediating commodity prices. Some segments of the Fund’s exposure to agency mortgage-backed securities also detracted.
On the positive side, the Fund’s relative results benefited from an out-of-benchmark allocation to non-agency mortgage backed securities, particularly those securities backed by alt-A and option adjustable rate mortgage collateral, which saw strong demand and improvement in underlying fundamentals in the form of faster prepayments and rising home values. Further modest positive contributions came from exposure to government guaranteed student loans and a relative overweight to CMBS, particularly agency-backed CMBS, as these market segments outpaced the benchmark during the period. Within the corporate sector, the Fund’s modest exposure to high-yield corporate bonds was beneficial, as these credits rallied strongly during the period. Also additive to returns in 2017 was the Fund’s position in Japanese government-issued bonds, with yen exposure fully hedged out using a U.S. dollar/yen cross currency swap.
The Fund’s duration position remained defensive throughout the period, maintained at approximately three-tenths of a year shorter than that of the benchmark. As U.S. Treasury rates moved higher across most of the yield curve during 2017, the Fund’s duration strategy boosted relative results. Yield curve positioning also added value during the period. The Fund was underweight the benchmark across the yield curve, with a slight preference for five-year maturities, which proved beneficial given the trend higher in U.S. Treasury rates.
Shifting market conditions drove Fund portfolio changes
Given the ongoing aging of the credit cycle, we positioned the Fund with an eye toward risk reduction during the period by moving into higher quality securities up in the capital structure. In terms of sector positioning, the Fund remained underweight corporate credits with an emphasis on financials. Throughout the period, we added to the Fund’s allocation to banking credits while trimming exposure to finance companies and insurance credits. Among industrials, we added Fund exposure to consumer non-cyclicals, particularly health care credits, as well as wireless and wireline credits within the communications market segment.
At the end of the period, we maintained the Fund’s focus on higher quality, more defensive areas of the fixed-income market given concerns regarding the aging of the credit cycle. Securitized products, which, in our view, offer opportunities for attractive risk-adjusted returns, remained an emphasis, with positioning favoring high quality, more senior issues. We believe legacy non-agency mortgage-backed securities remained one of the most attractive sectors given improving fundamentals. In our opinion, it is one of the few places where leverage is decreasing rather than increasing. Among CMBS, the Fund’s exposure was skewed toward agency-backed issues, seasoned non-agency bonds at the top of the capital structure, and single-asset single-borrower deals to avoid the deteriorating underwriting challenges faced by vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s asset-backed securities allocation favored sectors that offer strong structures and solid collateral, such as federally guaranteed student loans and top of the capital structure collateralized loan obligations. Finally, with the wariness of embedded risks in the corporate credit market, the Fund emphasized more defensive sectors, such as real estate investment trusts, large U.S. money center banks, utilities, pharmaceuticals, and not-for-profit hospitals, which we believe are more likely to withstand volatility. The Fund’s allocation to high yield was modest given the lack of yield incentive seen at the end of the period. The Fund’s duration stood at approximately 0.3 years short of the duration of the benchmark at the end of the period.
All told, the Fund’s portfolio turnover rate during the period was 281%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
74	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – TCW Core Plus Bond Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	75

Fund at a Glance
Variable Portfolio – Wells Fargo Short Duration Government Fund
Investment objective
Variable Portfolio – Wells Fargo Short Duration Government Fund (the Fund) seeks to provide shareholders with current income consistent with capital preservation.
Portfolio management
Wells Capital Management Incorporated
Thomas O’Connor, CFA
Troy Ludgood*
Maulik Bhansali, CFA
Jarad Vasquez
*Effective April 30, 2018, Troy Ludgood will no longer manage the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.80	0.57	1.17
Class 2	05/07/10	0.45	0.30	0.91
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		0.45	0.58	0.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
76	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Non-Agency	14.1
Commercial Mortgage-Backed Securities - Agency	1.4
Commercial Mortgage-Backed Securities - Non-Agency	1.2
Money Market Funds	2.2
Residential Mortgage-Backed Securities - Agency	41.5
Residential Mortgage-Backed Securities - Non-Agency	1.4
U.S. Government & Agency Obligations	1.4
U.S. Treasury Obligations	36.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	98.6
AA rating	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2017	77

Manager Discussion of Fund Performance
Variable Portfolio – Wells Fargo Short Duration Government Fund
At December 31, 2017, approximately 97.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 0.45%. The Fund closely tracked its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which also rose 0.45% over the same period. The Fund’s relative performance can be attributed primarily to effective bottom-up security selection and sector allocation overall, offset only slightly by yield curve positioning and negative convexity.
Short-term fixed-income market was challenged by global economic momentum
2017 was a year characterized by increasing momentum of the global economy, with the U.S. and Europe in particular showing increasing signs of strength. Well-telegraphed policy by the U.S. Federal Reserve (the Fed) led to three separate 25 basis point increases in the targeted federal fund rate, which produced weakness on the short-term end of the credit curves. (A basis point is 1/100th of a percentage point.) As the Fed carried out its campaign to remove quantitative easing and choke off any anticipated concerns about inflation, short duration interest rates, as measured by the five-year U.S. Treasury note, rose. However, the U.S. Treasury yield curve flattened. As the Fed pulled levers to affect the short-term end of the yield curve, strong demand for longer dated fixed income and tepid views about the outlook on inflation and the economy provided a meaningful offset in the intermediate and long-term portions of the yield curve, where yields declined. Investors’ focus throughout the calendar year was distorted by geopolitical events around the world, including events in the Middle East and North Korea, while the U.S. Congress contended with several attempts at health care and tax reform, the latter having an especially meaningful effect on corporate performance, in our view.
Volatility remained subdued during the period, and investor demand for U.S. fixed income was strong, as many foreign investors faced less attractive opportunities within their domestic markets. New issuance was strong, and investor appetite was sufficient to absorb the new supply.
Yield curve positioning was offset by security selection and sector allocation overall
The Fund invests in the high quality, top of the capital structure, highly liquid bonds. During the period, positioning in agency mortgage-backed securities was the biggest positive contributor to relative results, as spread, or non-U.S. Treasury, sectors performed well against the backdrop of low volatility. Security selection amongst agency hybrid adjustable rate mortgages (ARMs), specified pools and collateralized mortgage obligations (CMOs) all contributed positively. Seasoned and post-reset hybrid ARMs were especially standout performers. Security selection amongst asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also contributed positively to relative performance during the period. Amongst ABS, positive security selection amongst private student loans, non-prime auto ABS and Federal Family Education Loan Program (FFELP) student loans were the greatest positive contributors. From an allocation perspective, overweights to mortgages and structured products, including high quality, liquid ABS and CMBS, and underweights to U.S. Treasuries and agency securities contributed positively to the Fund’s relative results.
Conversely, yield curve positioning, driven by bottom-up security selection, detracted modestly. Negative convexity relative to the benchmark, inherent in the Fund’s overweight to mortgage-backed securities, also detracted. (Negative convexity is when the shape of a bond’s yield curve is concave. A bond’s convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.) There were no material detractors from a sector allocation or security selection perspective during the period.
Duration positioning had no material effect on the Fund’s performance during the period, as the Fund’s duration positioning was neutral to that of the benchmark throughout.
78	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund
Shifting market conditions drove portfolio changes
In early 2017, we reduced the Fund’s exposure to CMOs and hybrid ARMs, selling most of the Fund’s seasoned post-reset, annually adjusting bonds within the first quarter of the calendar year 2017. These bonds had outperformed considerably in a short period of time and were susceptible, in our view, to increasing prepayments, as borrowers’ rates at reset were moving higher with the increase in the federal funds rate and LIBOR (London Interbank Offered Rate). We added 15-year 4% pools throughout the period, both as generic new production pools and lower loan balance pools. We believed these shorter duration pass-throughs provided attractive yield and carry with minimal negative convexity. We were also active buyers of seasoned 20-year pools, which offered similar cash flows at attractive levels. In the second and third quarters of the period, we remained active in relative value trading, especially so in seasoned 15-year 3.5% and 4.0% specified pools. Toward the end of 2017, we began to add back hybrid ARM exposure, as they had cheapened materially to fixed-rate mortgages. We primarily added moderately seasoned pre-reset bonds, which, in our view, offered the most attractive cash flow profile and spreads, or yield differentials to U.S. Treasuries.
For the period as a whole, we modestly increased the Fund’s allocation to agency CMOs and more substantially increased exposure to agency pass-through mortgage-backed securities. We reduced the Fund’s exposure to agency hybrid ARMs and more modestly reduced its allocations to high quality ABS and CMBS. Overall, the Fund’s portfolio turnover rate for the 12-month period was 290%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
At the end of the annual period, relative to the benchmark, the Fund was overweight agency mortgage-backed securities, ABS and CMBS and was underweight U.S. Treasuries and agency securities. The Fund maintained its neutral duration stance at the end of the period.
Derivative positions in the Fund
During the period, the Fund used U.S. Treasury futures to provide an additional layer of risk management as it pertains to managing yield curve and duration exposure relative to the benchmark. The ability to utilize these securities allowed us to accomplish the objective of better managing undue relative yield curve and duration exposure risk during the period. On a stand-alone basis, these futures had a negative impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	79

Fund at a Glance
Variable Portfolio – Westfield Mid Cap Growth Fund
Investment objective
Variable Portfolio –Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	22.93	11.66	11.77
Class 2	05/07/10	22.65	11.37	11.47
Russell Midcap Growth Index		25.27	15.30	14.73
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
80	Variable Portfolio Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Westfield Mid Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	96.7
Money Market Funds	3.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Pioneer Natural Resources Co.	2.5
FleetCor Technologies, Inc.	2.5
Marriott International, Inc., Class A	2.5
AMETEK, Inc.	2.3
Progressive Corp. (The)	2.3
Fidelity National Information Services, Inc.	2.2
Lennox International, Inc.	2.2
JB Hunt Transport Services, Inc.	2.2
Vantiv, Inc., Class A	2.2
Alliance Data Systems Corp.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	16.1
Consumer Staples	3.7
Energy	4.0
Financials	8.7
Health Care	14.8
Industrials	18.6
Information Technology	25.9
Materials	5.1
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2017	81

Manager Discussion of Fund Performance
Variable Portfolio – Westfield Mid Cap Growth Fund
On September 18, 2017, Jennison Associates LLC (Jennison) was terminated as subadviser to the Fund and Westfield Capital Management Company, L.P. (Westfield) was named as the Fund’s new subadviser. In conjunction with this change, the Fund was renamed Variable Portfolio – Westfield Mid Cap Growth Fund.
At December 31, 2017, approximately 96.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 2 shares returned 22.65%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 25.27% over the same period. Weak stock selection in health care and industrials outweighed relative strength in energy and materials.
Strong economic data underpinned market gains
Most major U.S. equity market indices reached new highs in 2017, to make it the best calendar year for stock returns since 2013. Underpinning the market strength was continued strong economic data, which consistently supported the view that growth was accelerating both in the U.S. and abroad. Recent readings of U.S. consumer data showed confidence measures remaining at cycle highs, an acceleration in spending into year-end with a strong holiday season, and unemployment drifting back to pre-crisis lows. Trends in the housing market also remain strong and the backdrop for business is healthy with credit conditions showing no sign of strain and a more benign regulatory environment creating optimism for business leaders about the future. By the fourth quarter, corporate earnings had registered double-digit growth, confirming the market strength. The end of the year also saw the increasing likelihood and ultimately passage of U.S. tax reform. Certain segments within the financials and consumer discretionary sectors responded swiftly to these developments as they are seen by many as most likely to benefit.
Contributors and detractors
Jennison: We managed the Fund’s portfolio from the start of the reporting period through September 18, 2017. During that time, the Fund outperformed its benchmark, driven by stock selection in real estate, consumer discretionary, and industrials. An overweight to the financial sector also contributed to results. Stock selection in information technology was a source of relative weakness, as was, to a lesser degree, an overweight to and stock selection within the energy sector.
Top individual contributors included student loan company SLM, wireless telecom SBA Communications and diversified chemical company FMC Corporation. Top detractors included oil and gas exploration company Noble Energy and medical waste removal company Stericycle. Not owning semiconductor company NVIDIA was the largest source of relative weakness from a security standpoint.
Westfield: We began managing the Fund on September 18, 2017. From September 18, 2017 through December 31, 2017, the Fund underperformed its benchmark.
Health care, industrials and real estate were among the sectors that detracted from performance. Envision Healthcare, a provider of physician-led health care services, ambulatory surgery center management, post-acute care, and medical transportation, traded lower after the company posted weaker-than-expected third quarter results. Macquarie Infrastructure Corporation, which invests in infrastructure companies located in the U.S., also underperformed, on a relative basis, during the period. The stock traded lower after the company modestly reduced forward distributable cash flow guidance in early November, despite reiterating their intentions to achieve dividend per share growth of 10% for the full year. Finally, the Fund’s modest allocation to real estate investments hindered relative returns. Select investments within residential REITs and specialty REITs drove the bulk of the underperformance. American Campus Communities, which develops, owns and manages student housing communities, underperformed. The position has since been sold in favor of investments that we believe have better risk/reward potential.
82	Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Westfield Mid Cap Growth Fund
On a relative basis, the Fund’s overweight to and selection within energy, as well as selections within materials and information technology were the strongest contributors to Fund performance during the final three plus months of the annual period when we managed the portfolio.
Among individual holdings, Marriott International, Pioneer Natural Resources and FleetCor Technologies contributed to performance. Marriott International’s stock moved higher following better-than-expected third-quarter 2017 earnings results, while investors rewarded management’s commitment to return capital to shareholders through stock buybacks and dividends. After recent execution hiccups, we believe Pioneer Natural Resources is turning a corner in correcting some operational issues that have plagued the shares in recent quarters and continue to believe Pioneer owns the best geology in North America in terms of both returns, given very low costs, and duration (in excess of 25 years of drilling inventory). We took the opportunity to add to our position given our increased conviction in our investment thesis. Commercial and card payments provider, FleetCor Technologies, contributed to performance driven by strong organic revenue and earnings growth.
Portfolio positioning
Jennison: Sector weights are a function of our bottom-up selection process. That said, our weighting increased in information technology and health care during our portion of the annual period. Our weighting in consumer discretionary and consumer staples decreased. At the end of our tenure with the Fund, the largest overweights were in real estate and financials and our largest underweights were in information technology and industrials.
Westfield: We continued to analyze investment opportunities within traditional areas of growth such as information technology and health care. We were, however, increasingly more optimistic about the earnings prospects among cyclicals, and within segments of the market poised to benefit the most from tax reform such as financials and consumer discretionary. We believe fundamental analysis and a deep understanding of industry dynamics will be critical to making informed decisions on the impacts from tax reform.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2017	83

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – U.S. Equities Fund
Class 1	1,000.00	1,000.00	1,072.70	1,020.59	4.50	4.38	0.87
Class 2	1,000.00	1,000.00	1,071.20	1,019.35	5.78	5.64	1.12
Variable Portfolio – American Century Diversified Bond Fund
Class 1	1,000.00	1,000.00	1,020.10	1,022.49	2.47	2.47	0.49
Class 2	1,000.00	1,000.00	1,019.30	1,021.24	3.73	3.73	0.74
Variable Portfolio – CenterSquare Real Estate Fund
Class 1	1,000.00	1,000.00	1,042.20	1,021.04	3.97	3.93	0.78
Class 2	1,000.00	1,000.00	1,041.20	1,019.80	5.24	5.19	1.03
Variable Portfolio – Columbia Wanger International Equities Fund
Class 1	1,000.00	1,000.00	1,103.60	1,019.15	6.08	5.84	1.16
Class 2	1,000.00	1,000.00	1,102.10	1,017.90	7.39	7.09	1.41
Variable Portfolio – DFA International Value Fund
Class 1	1,000.00	1,000.00	1,134.40	1,020.79	4.42	4.18	0.83
Class 2	1,000.00	1,000.00	1,133.00	1,019.55	5.74	5.44	1.08
84	Variable Portfolio Funds | Annual Report 2017

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Class 1	1,000.00	1,000.00	1,014.50	1,021.29	3.67	3.68	0.73
Class 2	1,000.00	1,000.00	1,012.00	1,020.04	4.92	4.94	0.98
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Class 1	1,000.00	1,000.00	1,123.10	1,021.44	3.71	3.53	0.70
Class 2	1,000.00	1,000.00	1,121.90	1,020.19	5.03	4.78	0.95
Variable Portfolio – MFS® Value Fund
Class 1	1,000.00	1,000.00	1,078.60	1,021.54	3.52	3.43	0.68
Class 2	1,000.00	1,000.00	1,077.40	1,020.29	4.82	4.68	0.93
Variable Portfolio – Morgan Stanley Advantage Fund
Class 1	1,000.00	1,000.00	1,139.10	1,021.49	3.68	3.48	0.69
Class 2	1,000.00	1,000.00	1,137.80	1,020.24	5.01	4.73	0.94
Variable Portfolio – Oppenheimer International Growth Fund
Class 1	1,000.00	1,000.00	1,098.80	1,020.24	4.92	4.73	0.94
Class 2	1,000.00	1,000.00	1,097.50	1,018.95	6.28	6.04	1.20
Variable Portfolio – Partners Core Bond Fund
Class 1	1,000.00	1,000.00	1,013.00	1,022.49	2.46	2.47	0.49
Class 2	1,000.00	1,000.00	1,011.10	1,021.24	3.71	3.73	0.74
Variable Portfolio – Partners Small Cap Growth Fund
Class 1	1,000.00	1,000.00	1,093.10	1,020.49	4.64	4.48	0.89
Class 2	1,000.00	1,000.00	1,091.80	1,019.25	5.95	5.74	1.14
Variable Portfolio – Pyramis® International Equity Fund
Class 1	1,000.00	1,000.00	1,073.20	1,020.49	4.60	4.48	0.89
Class 2	1,000.00	1,000.00	1,071.10	1,019.25	5.89	5.74	1.14
Variable Portfolio – T. Rowe Price Large Cap Value Fund
Class 1	1,000.00	1,000.00	1,090.90	1,021.64	3.44	3.33	0.66
Class 2	1,000.00	1,000.00	1,089.60	1,020.34	4.79	4.63	0.92
Variable Portfolio – TCW Core Plus Bond Fund
Class 1	1,000.00	1,000.00	1,012.40	1,022.49	2.46	2.47	0.49
Class 2	1,000.00	1,000.00	1,011.50	1,021.24	3.71	3.73	0.74
Variable Portfolio – Wells Fargo Short Duration Government Fund
Class 1	1,000.00	1,000.00	1,002.00	1,022.74	2.20	2.22	0.44
Class 2	1,000.00	1,000.00	1,000.00	1,021.49	3.44	3.48	0.69
Variable Portfolio – Westfield Mid Cap Growth Fund
Class 1	1,000.00	1,000.00	1,103.60	1,020.69	4.46	4.28	0.85
Class 2	1,000.00	1,000.00	1,102.30	1,019.45	5.77	5.54	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Variable Portfolio - Columbia Wanger International Equities Fund and Variable Portfolio - Eaton Vance Floating-Rate Income Fund, account value at the end of the period would have been reduced.
Variable Portfolio Funds | Annual Report 2017	85

Portfolio of Investments
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 13.8%
Auto Components 1.7%
Cooper-Standard Holding, Inc.(a)	28,774	3,524,815
Dana, Inc.	97,400	3,117,774
Dorman Products, Inc.(a)	89,997	5,502,416
LCI Industries	15,128	1,966,640
Motorcar Parts of America, Inc.(a)	66,000	1,649,340
Tenneco, Inc.	29,459	1,724,530
Total		17,485,515
Automobiles —%
Winnebago Industries, Inc.	7,800	433,680
Distributors 0.1%
Pool Corp.	10,464	1,356,658
Diversified Consumer Services 1.7%
Adtalem Global Education, Inc.(a)	153,284	6,445,592
Bright Horizons Family Solutions, Inc.(a)	20,263	1,904,722
Grand Canyon Education, Inc.(a)	21,000	1,880,130
Laureate Education, Inc., Class A(a)	91,891	1,246,042
Sotheby’s (a)	58,900	3,039,240
Weight Watchers International, Inc.(a)	79,100	3,502,548
Total		18,018,274
Hotels, Restaurants & Leisure 2.6%
Bloomin’ Brands, Inc.	79,900	1,705,066
Brinker International, Inc.	19,200	745,728
Cracker Barrel Old Country Store, Inc.	20,800	3,304,912
Dave & Buster’s Entertainment, Inc.(a)	97,817	5,396,564
Extended Stay America, Inc.	198,388	3,769,372
Papa John’s International, Inc.	26,041	1,461,161
Red Robin Gourmet Burgers, Inc.(a)	51,736	2,917,910
Ruth’s Hospitality Group, Inc.	164,000	3,550,600
Texas Roadhouse, Inc.	54,554	2,873,905
Wingstop, Inc.	35,337	1,377,436
Total		27,102,654
Household Durables 1.7%
Cavco Industries, Inc.(a)	7,172	1,094,447
D.R. Horton, Inc.	52,000	2,655,640
iRobot Corp.(a)	36,038	2,764,115
La-Z-Boy, Inc.	119,000	3,712,800
Common Stocks (continued)
Issuer	Shares	Value ($)
MDC Holdings, Inc.	54,896	1,750,084
William Lyon Homes, Inc., Class A(a)	90,000	2,617,200
Zagg, Inc.(a)	187,500	3,459,375
Total		18,053,661
Internet & Direct Marketing Retail 0.5%
Nutrisystem, Inc.	34,100	1,793,660
PetMed Express, Inc.	83,700	3,808,350
Total		5,602,010
Leisure Products 0.3%
Brunswick Corp.	44,137	2,437,245
MCBC Holdings, Inc.(a)	54,510	1,211,212
Total		3,648,457
Media 1.2%
Entravision Communications Corp., Class A	379,400	2,712,710
Gannett Co., Inc.	352,700	4,087,793
New York Times Co. (The), Class A	66,600	1,232,100
Nexstar Media Group, Inc., Class A	30,500	2,385,100
Time, Inc.	104,900	1,935,405
Total		12,353,108
Specialty Retail 2.8%
Aaron’s, Inc.	19,500	777,075
American Eagle Outfitters, Inc.	120,000	2,256,000
Buckle, Inc. (The)	36,100	857,375
Camping World Holdings, Inc., Class A	41,504	1,856,474
Children’s Place, Inc. (The)	19,600	2,848,860
Express, Inc.(a)	141,000	1,431,150
Finish Line, Inc., Class A (The)	110,000	1,598,300
Five Below, Inc.(a)	40,315	2,673,691
Foot Locker, Inc.	30,000	1,406,400
Genesco, Inc.(a)	23,500	763,750
Hibbett Sports, Inc.(a)	107,800	2,199,120
Monro, Inc.	23,559	1,341,685
Restoration Hardware Holdings, Inc.(a)	42,100	3,629,441
Sleep Number Corp.(a)	107,200	4,029,648
Tailored Brands, Inc.	33,400	729,122
Tilly’s, Inc.	67,900	1,002,204
Total		29,400,295

The accompanying Notes to Financial Statements are an integral part of this statement.
86	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.2%
Deckers Outdoor Corp.(a)	56,500	4,534,125
Hanesbrands, Inc.	82,700	1,729,257
Movado Group, Inc.	119,200	3,838,240
Skechers U.S.A., Inc., Class A(a)	37,500	1,419,000
Wolverine World Wide, Inc.	21,800	694,984
Total		12,215,606
Total Consumer Discretionary		145,669,918
Consumer Staples 2.9%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	14,600	2,790,060
MGP Ingredients, Inc.	19,097	1,468,178
Total		4,258,238
Food & Staples Retailing 0.4%
Ingles Markets, Inc., Class A	29,400	1,017,240
SUPERVALU, Inc.(a)	69,053	1,491,545
The Chefs’ Warehouse(a)	26,500	543,250
United Natural Foods, Inc.(a)	25,500	1,256,385
Total		4,308,420
Food Products 1.3%
Dean Foods Co.	176,600	2,041,496
Hain Celestial Group, Inc. (The)(a)	39,000	1,653,210
Hostess Brands, Inc.(a)	109,713	1,624,849
John B. Sanfilippo & Son, Inc.	45,600	2,884,200
Post Holdings, Inc.(a)	26,000	2,059,980
Sanderson Farms, Inc.	27,515	3,818,532
Total		14,082,267
Household Products 0.4%
Central Garden & Pet Co., Class A(a)	51,400	1,938,294
WD-40 Co.	17,193	2,028,774
Total		3,967,068
Personal Products 0.4%
Inter Parfums, Inc.	48,093	2,089,641
Usana Health Sciences, Inc.(a)	27,770	2,056,368
Total		4,146,009
Total Consumer Staples		30,762,002
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.3%
Energy Equipment & Services 2.1%
Archrock, Inc.	286,600	3,009,300
Core Laboratories NV	15,333	1,679,730
Exterran Corp.(a)	120,500	3,788,520
Helmerich & Payne, Inc.	22,500	1,454,400
Keane Group, Inc.(a)	42,000	798,420
McDermott International, Inc.(a)	305,200	2,008,216
Patterson-UTI Energy, Inc.	108,000	2,485,080
Rowan Companies PLC, Class A(a)	267,000	4,181,220
TechnipFMC PLC	49,000	1,534,190
Transocean Ltd.(a)	95,000	1,014,600
Total		21,953,676
Oil, Gas & Consumable Fuels 2.2%
Arch Coal, Inc.	25,000	2,329,000
Callon Petroleum Co.(a)	137,000	1,664,550
Cimarex Energy Co.	12,000	1,464,120
CVR Energy, Inc.	34,700	1,292,228
Par Pacific Holdings, Inc.(a)	31,600	609,248
PBF Energy, Inc., Class A	33,500	1,187,575
PDC Energy, Inc.(a)	26,650	1,373,541
Peabody Energy Corp.(a)	37,200	1,464,564
REX American Resources Corp.(a)	36,343	3,008,837
SRC Energy, Inc.(a)	230,000	1,961,900
Ultra Petroleum Corp.(a)	439,100	3,978,246
W&T Offshore, Inc.(a)	373,200	1,235,292
WPX Energy, Inc.(a)	175,000	2,462,250
Total		24,031,351
Total Energy		45,985,027
Financials 18.1%
Banks 8.1%
Bancorp, Inc. (The)(a)	46,300	457,444
BancorpSouth Bank	20,900	657,305
Bank of the Ozarks	33,000	1,598,850
Cathay General Bancorp	100,900	4,254,953
Central Pacific Financial Corp.	44,295	1,321,320
CoBiz Financial, Inc.	22,800	455,772
Customers Bancorp, Inc.(a)	121,689	3,162,697

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	87

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
East West Bancorp, Inc.	49,000	2,980,670
Enterprise Financial Services Corp.	57,500	2,596,125
First Busey Corp.	103,089	3,086,485
First Citizens BancShares Inc., Class A	10,700	4,312,100
First Commonwealth Financial Corp.	48,800	698,816
First Financial Bancorp	70,000	1,844,500
First Merchants Corp.	77,000	3,238,620
First Republic Bank	8,000	693,120
Great Southern Bancorp, Inc.	34,072	1,759,819
Hancock Holding Co.	136,000	6,732,000
Heritage Financial Corp.	68,600	2,112,880
Hope Bancorp, Inc.	64,000	1,168,000
Huntington Bancshares, Inc.	174,000	2,533,440
International Bancshares Corp.	73,365	2,912,590
Lakeland Financial Corp.	54,429	2,639,262
LegacyTexas Financial Group, Inc.	31,111	1,313,195
Popular, Inc.	53,000	1,880,970
Preferred Bank/Los Angeles	57,600	3,385,728
Prosperity Bancshares, Inc.	38,000	2,662,660
S&T Bancorp, Inc.	80,600	3,208,686
Sandy Spring Bancorp, Inc.	139,814	5,455,542
TCF Financial Corp.	55,000	1,127,500
Trico Bancshares	55,073	2,085,064
United Community Banks, Inc.	13,300	374,262
Valley National Bancorp	340,700	3,822,654
WesBanco, Inc.	11,400	463,410
Wintrust Financial Corp.	56,400	4,645,668
Zions Bancorporation	68,000	3,456,440
Total		85,098,547
Capital Markets 2.4%
Arlington Asset Investment Corp., Class A	131,965	1,554,548
Cohen & Steers, Inc.	23,900	1,130,231
E*TRADE Financial Corp.(a)	78,000	3,866,460
Evercore, Inc., Class A	12,100	1,089,000
Hamilton Lane, Inc., Class A	73,293	2,593,839
Houlihan Lokey, Inc.	187,406	8,513,855
Moelis & Co., ADR, Class A	39,900	1,935,150
Common Stocks (continued)
Issuer	Shares	Value ($)
OM Asset Management PLC	172,311	2,886,209
Stifel Financial Corp.	25,400	1,512,824
Total		25,082,116
Consumer Finance 1.3%
Encore Capital Group, Inc.(a)	47,000	1,978,700
FirstCash, Inc.	31,705	2,138,502
Green Dot Corp., Class A(a)	64,600	3,892,796
Nelnet, Inc., Class A	61,565	3,372,531
SLM Corp.(a)	192,000	2,169,600
Total		13,552,129
Insurance 2.1%
American Equity Investment Life Holding Co.	183,600	5,642,028
Athene Holding Ltd., Class A(a)	36,400	1,882,244
CNO Financial Group, Inc.	263,600	6,508,284
Health Insurance Innovations, Inc., Class A(a)	129,200	3,223,540
MBIA, Inc.(a)	227,000	1,661,640
Third Point Reinsurance Ltd.(a)	26,500	388,225
Universal Insurance Holdings, Inc.	117,848	3,223,143
Total		22,529,104
Mortgage Real Estate Investment Trusts (REITS) 0.9%
AG Mortgage Investment Trust, Inc.	46,800	889,668
ARMOUR Residential REIT, Inc.	118,100	3,037,532
Invesco Mortgage Capital, Inc.	178,100	3,175,523
MTGE Investment Corp.	24,400	451,400
New Residential Investment Corp.	63,000	1,126,440
Starwood Property Trust, Inc.	46,000	982,100
Total		9,662,663
Thrifts & Mortgage Finance 3.3%
BofI Holding, Inc.(a)	65,000	1,943,500
Essent Group Ltd.(a)	104,800	4,550,416
Federal Agricultural Mortgage Corp.	46,000	3,599,040
Flagstar Bancorp, Inc.(a)	173,000	6,473,660
MGIC Investment Corp.(a)	511,551	7,217,985
OceanFirst Financial Corp.	68,481	1,797,626
Radian Group, Inc.	58,600	1,207,746

The accompanying Notes to Financial Statements are an integral part of this statement.
88	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Walker & Dunlop, Inc.(a)	100,800	4,788,000
Washington Federal, Inc.	104,760	3,588,030
Total		35,166,003
Total Financials		191,090,562
Health Care 15.9%
Biotechnology 4.9%
Ablynx NV, ADR(a)	77,866	1,945,871
Agios Pharmaceuticals, Inc.(a)	46,936	2,683,331
Alder Biopharmaceuticals, Inc.(a)	187,804	2,150,356
bluebird bio, Inc.(a)	27,650	4,924,465
Blueprint Medicines Corp.(a)	21,800	1,643,938
Celldex Therapeutics, Inc.(a)	461,861	1,311,685
Clovis Oncology, Inc.(a)	44,406	3,019,608
Coherus Biosciences, Inc.(a)	36,545	321,596
Dynavax Technologies Corp.(a)	87,415	1,634,660
Eagle Pharmaceuticals, Inc.(a)	7,700	411,334
Genomic Health, Inc.(a)	52,313	1,789,105
Ignyta, Inc.(a)	85,900	2,293,530
Immunomedics, Inc.(a)	77,100	1,245,936
Insmed, Inc.(a)	37,327	1,163,856
Intercept Pharmaceuticals, Inc.(a)	20,499	1,197,552
Jounce Therapeutics, Inc.(a)	73,702	939,701
Juno Therapeutics, Inc.(a)	11,500	525,665
Keryx Biopharmaceuticals, Inc.(a)	212,390	987,613
Ligand Pharmaceuticals, Inc.(a)	20,876	2,858,551
Loxo Oncology, Inc.(a)	40,186	3,382,857
MacroGenics, Inc.(a)	71,576	1,359,944
NewLink Genetics Corp.(a)	144,400	1,171,084
Nightstar Therapeutics PLC, ADR(a)	39,311	538,561
OncoMed Pharmaceuticals, Inc.(a)	214,300	878,630
Ovid Therapeutics, Inc.(a)	146,072	1,441,731
Puma Biotechnology, Inc.(a)	28,040	2,771,754
Sage Therapeutics, Inc.(a)	21,685	3,571,736
Spark Therapeutics, Inc.(a)	35,362	1,818,314
TESARO, Inc.(a)	17,545	1,453,954
Ultragenyx Pharmaceutical, Inc.(a)	19,218	891,331
Total		52,328,249
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.5%
Analogic Corp.	45,410	3,803,087
Angiodynamics, Inc.(a)	142,300	2,366,449
Anika Therapeutics, Inc.(a)	41,299	2,226,429
Atrion Corp.	4,401	2,775,271
AxoGen, Inc.(a)	59,589	1,686,369
CONMED Corp.	9,800	499,506
Entellus Medical, Inc.(a)	69,000	1,682,910
Haemonetics Corp.(a)	108,146	6,281,120
Halyard Health, Inc.(a)	10,400	480,272
Integer Holdings Corp.(a)	74,500	3,374,850
iRhythm Technologies, Inc.(a)	49,204	2,757,884
Lantheus Holdings, Inc.(a)	173,055	3,538,975
LeMaitre Vascular, Inc.	42,040	1,338,554
Masimo Corp.(a)	77,349	6,559,195
Merit Medical Systems, Inc.(a)	37,000	1,598,400
Natus Medical, Inc.(a)	32,306	1,234,089
OraSure Technologies, Inc.(a)	65,671	1,238,555
Sientra, Inc.(a)	82,323	1,157,461
Teleflex, Inc.	8,200	2,040,324
Varex Imaging Corp.(a)	36,500	1,466,205
Total		48,105,905
Health Care Providers & Services 3.5%
Almost Family, Inc.(a)	38,000	2,103,300
Amedisys, Inc.(a)	24,137	1,272,261
AMN Healthcare Services, Inc.(a)	70,728	3,483,354
Chemed Corp.	1,564	380,083
Diplomat Pharmacy, Inc.(a)	168,200	3,375,774
HealthEquity, Inc.(a)	50,478	2,355,303
HealthSouth Corp.	86,818	4,289,677
Kindred Healthcare, Inc.	147,500	1,430,750
Molina Healthcare, Inc.(a)	69,629	5,339,152
Providence Service Corp. (The)(a)	60,500	3,590,070
Tivity Health, Inc.(a)	153,910	5,625,411
Triple-S Management Corp., Class B(a)	134,690	3,347,047
Total		36,592,182

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	89

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.2%
Evolent Health, Inc., Class A(a)	96,163	1,182,805
Medidata Solutions, Inc.(a)	16,294	1,032,551
Total		2,215,356
Life Sciences Tools & Services 0.9%
Bio-Techne Corp.	9,931	1,286,561
Cambrex Corp.(a)	59,377	2,850,096
Pra Health Sciences, Inc.(a)	54,450	4,958,761
Total		9,095,418
Pharmaceuticals 1.9%
Aerie Pharmaceuticals, Inc.(a)	36,450	2,177,887
Corcept Therapeutics, Inc.(a)	196,300	3,545,178
Horizon Pharma PLC(a)	111,000	1,620,600
Impax Laboratories, Inc.(a)	87,000	1,448,550
Lannett Co., Inc.(a)	74,800	1,735,360
Odonate Therapeutics, Inc.(a)	61,700	1,542,500
Optinose, Inc.(a)	74,453	1,407,162
Pacira Pharmaceuticals, Inc.(a)	47,100	2,150,115
Phibro Animal Health Corp., Class A	83,800	2,807,300
Supernus Pharmaceuticals, Inc.(a)	41,535	1,655,170
Total		20,089,822
Total Health Care		168,426,932
Industrials 14.0%
Aerospace & Defense 0.6%
Curtiss-Wright Corp.	43,100	5,251,735
Moog, Inc., Class A(a)	17,000	1,476,450
Total		6,728,185
Air Freight & Logistics 0.5%
Forward Air Corp.	29,600	1,700,224
XPO Logistics, Inc.(a)	34,000	3,114,060
Total		4,814,284
Airlines 0.3%
Hawaiian Holdings, Inc.	26,000	1,036,100
Skywest, Inc.	44,000	2,336,400
Total		3,372,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.0%
American Woodmark Corp.(a)	12,644	1,646,881
Apogee Enterprises, Inc.	26,700	1,220,991
Armstrong World Industries, Inc.(a)	18,500	1,120,175
Caesarstone Ltd.(a)	115,600	2,543,200
Continental Building Product(a)	144,240	4,060,356
Total		10,591,603
Commercial Services & Supplies 2.4%
ABM Industries, Inc.	36,000	1,357,920
ACCO Brands Corp.(a)	270,800	3,303,760
Brady Corp., Class A	24,500	928,550
Brink’s Co. (The)	40,593	3,194,669
Deluxe Corp.	31,500	2,420,460
Essendant, Inc.	249,200	2,310,084
Healthcare Services Group, Inc.	27,396	1,444,317
Knoll, Inc.	66,514	1,532,482
MSA Safety, Inc.	50,200	3,891,504
SP Plus Corp.(a)	84,300	3,127,530
Unifirst Corp.	9,094	1,499,601
Total		25,010,877
Construction & Engineering 1.4%
Comfort Systems U.S.A., Inc.	30,400	1,326,960
EMCOR Group, Inc.	60,700	4,962,225
Granite Construction, Inc.	33,000	2,093,190
KBR, Inc.	71,400	1,415,862
MasTec, Inc.(a)	42,500	2,080,375
Primoris Services Corp.	127,300	3,461,287
Total		15,339,899
Electrical Equipment 0.7%
Atkore International Group, Inc.(a)	140,200	3,007,290
Generac Holdings, Inc.(a)	87,300	4,323,096
Total		7,330,386
Machinery 4.0%
Alamo Group, Inc.	33,500	3,781,145
Barnes Group, Inc.	81,101	5,131,260
Briggs & Stratton Corp.	48,700	1,235,519
EnPro Industries, Inc.	12,600	1,178,226
ESCO Technologies, Inc.	26,694	1,608,314

The accompanying Notes to Financial Statements are an integral part of this statement.
90	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Global Brass & Copper Holdings, Inc.	109,300	3,617,830
Harsco Corp.(a)	168,300	3,138,795
Hillenbrand, Inc.	88,700	3,964,890
Kadant, Inc.	34,600	3,473,840
Kennametal, Inc.	54,000	2,614,140
Mueller Industries, Inc.	43,600	1,544,748
Navistar International Corp.(a)	36,500	1,565,120
Oshkosh Corp.	24,500	2,226,805
REV Group, Inc.	45,314	1,474,065
Toro Co. (The)	26,606	1,735,509
Wabash National Corp.	171,330	3,717,861
Total		42,008,067
Professional Services 1.0%
ICF International, Inc.(a)	34,678	1,820,595
Korn/Ferry International	28,700	1,187,606
RPX Corp.	259,365	3,485,866
TrueBlue, Inc.(a)	67,100	1,845,250
Wageworks, Inc.(a)	28,113	1,743,006
Total		10,082,323
Road & Rail 1.0%
ArcBest Corp.	110,780	3,960,385
Hertz Global Holdings, Inc.(a)	77,000	1,701,700
Knight-Swift Transportation Holdings, Inc.	24,000	1,049,280
Saia, Inc.(a)	52,840	3,738,430
Total		10,449,795
Trading Companies & Distributors 1.1%
Applied Industrial Technologies, Inc.	66,785	4,548,059
Beacon Roofing Supply, Inc.(a)	69,300	4,418,568
SiteOne Landscape Supply, Inc.(a)	16,292	1,249,596
Triton International Ltd.	52,000	1,947,400
Total		12,163,623
Total Industrials		147,891,542
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 15.9%
Communications Equipment 0.8%
ADTRAN, Inc.	38,100	737,235
Comtech Telecommunications Corp.	143,300	3,169,796
Netscout Systems, Inc.(a)	112,900	3,437,805
Oclaro, Inc.(a)	185,500	1,250,270
Total		8,595,106
Electronic Equipment, Instruments & Components 3.0%
Anixter International, Inc.(a)	47,100	3,579,600
Benchmark Electronics, Inc.(a)	119,100	3,465,810
ePlus, Inc.(a)	25,200	1,895,040
II-VI, Inc.(a)	69,611	3,268,236
KEMET Corp.(a)	49,200	740,952
Methode Electronics, Inc.	75,700	3,035,570
Sanmina Corp.(a)	106,465	3,513,345
Scansource, Inc.(a)	72,300	2,588,340
Tech Data Corp.(a)	41,600	4,075,552
TTM Technologies, Inc.(a)	90,900	1,424,403
Vishay Intertechnology, Inc.	205,400	4,262,050
Total		31,848,898
Internet Software & Services 2.2%
Alarm.com Holdings, Inc.(a)	27,850	1,051,337
Alteryx, Inc., Class A(a)	101,017	2,552,700
Apptio, Inc., Class A(a)	63,198	1,486,417
j2 Global, Inc.	52,850	3,965,335
LogMeIn, Inc.	15,914	1,822,153
Mimecast Ltd.(a)	76,453	2,191,908
MINDBODY, Inc., Class A(a)	32,028	975,253
New Relic, Inc.(a)	41,500	2,397,455
Q2 Holdings, Inc.(a)	30,212	1,113,312
Stamps.com, Inc.(a)	22,600	4,248,800
Web.com Group, Inc.(a)	64,300	1,401,740
Total		23,206,410
IT Services 2.8%
Booz Allen Hamilton Holdings Corp.	55,000	2,097,150
CACI International, Inc., Class A(a)	9,700	1,283,795
Convergys Corp.	9,400	220,900
CoreLogic, Inc.(a)	25,859	1,194,944

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	91

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
CSG Systems International, Inc.	43,400	1,901,788
Euronet Worldwide, Inc.(a)	27,806	2,343,212
EVERTEC, Inc.	212,105	2,895,233
MAXIMUS, Inc.	106,156	7,598,647
Perficient, Inc.(a)	61,100	1,165,177
TeleTech Holdings, Inc.	72,900	2,934,225
Travelport Worldwide Ltd.	275,900	3,606,013
WNS Holdings Ltd., ADR(a)	49,546	1,988,281
Total		29,229,365
Semiconductors & Semiconductor Equipment 4.1%
Advanced Energy Industries, Inc.(a)	22,770	1,536,520
Ambarella, Inc.(a)	36,945	2,170,519
Amkor Technology, Inc.(a)	337,070	3,387,553
Brooks Automation, Inc.	77,015	1,836,808
Cabot Microelectronics Corp.	25,229	2,373,544
Cirrus Logic, Inc.(a)	33,400	1,732,124
Cypress Semiconductor Corp.	134,000	2,042,160
Diodes, Inc.(a)	125,825	3,607,403
Entegris, Inc.	149,200	4,543,140
Formfactor, Inc.(a)	170,900	2,674,585
Ichor Holdings Ltd.(a)	33,000	811,800
Inphi Corp.(a)	33,940	1,242,204
Kulicke & Soffa Industries, Inc.(a)	60,000	1,460,100
Marvell Technology Group Ltd.	128,000	2,748,160
Monolithic Power Systems, Inc.	28,728	3,227,878
ON Semiconductor Corp.(a)	96,000	2,010,240
Rudolph Technologies, Inc.(a)	86,300	2,062,570
Semtech Corp.(a)	39,332	1,345,154
Xcerra Corp.(a)	317,511	3,108,433
Total		43,920,895
Software 2.9%
Aspen Technology, Inc.(a)	117,673	7,789,953
Blackline, Inc.(a)	44,881	1,472,097
CyberArk Software Ltd.(a)	23,206	960,496
Ebix, Inc.	16,800	1,331,400
Imperva, Inc.(a)	85,400	3,390,380
Paylocity Holding Corp.(a)	49,400	2,329,704
Progress Software Corp.	99,100	4,218,687
Proofpoint, Inc.(a)	36,600	3,250,446
Common Stocks (continued)
Issuer	Shares	Value ($)
Qualys, Inc.(a)	45,520	2,701,612
Take-Two Interactive Software, Inc.(a)	12,000	1,317,360
VASCO Data Security International, Inc.(a)	78,300	1,088,370
Verint Systems, Inc.(a)	19,700	824,445
Total		30,674,950
Technology Hardware, Storage & Peripherals 0.1%
Electronics for Imaging, Inc.(a)	29,300	865,229
Total Information Technology		168,340,853
Materials 4.3%
Chemicals 2.0%
Albemarle Corp.	6,800	869,652
Ferro Corp.(a)	17,400	410,466
Huntsman Corp.	53,000	1,764,370
Innospec, Inc.	50,925	3,595,305
Koppers Holdings, Inc.(a)	4,400	223,960
Kronos Worldwide, Inc.	62,800	1,618,356
Olin Corp.	53,000	1,885,740
Orion Engineered Carbons SA	162,062	4,148,787
Quaker Chemical Corp.	16,040	2,418,672
Trinseo SA	59,700	4,334,220
Total		21,269,528
Containers & Packaging 0.4%
Greif, Inc., Class A	65,100	3,943,758
Metals & Mining 1.0%
Allegheny Technologies, Inc.(a)	58,000	1,400,120
Materion Corp.	74,355	3,613,653
United States Steel Corp.	54,000	1,900,260
Warrior Met Coal, Inc.	131,600	3,309,740
Total		10,223,773
Paper & Forest Products 0.9%
Boise Cascade Co.	91,400	3,646,860
KapStone Paper and Packaging Corp.	78,000	1,769,820
Louisiana-Pacific Corp.(a)	156,900	4,120,194
Total		9,536,874
Total Materials		44,973,933

The accompanying Notes to Financial Statements are an integral part of this statement.
92	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITS) 6.1%
Alexandria Real Estate Equities, Inc.	22,000	2,872,980
American Assets Trust, Inc.	35,300	1,349,872
Chesapeake Lodging Trust	50,000	1,354,500
CoreCivic, Inc.	68,511	1,541,498
CorEnergy Infrastructure Trust, Inc.	94,994	3,628,771
DiamondRock Hospitality Co.	274,300	3,096,847
First Industrial Realty Trust, Inc.	81,000	2,549,070
Four Corners Property Trust, Inc.	25,200	647,640
Getty Realty Corp.	13,700	372,092
Highwoods Properties, Inc.	30,000	1,527,300
Hospitality Properties Trust	63,000	1,880,550
Hudson Pacific Properties, Inc.	51,100	1,750,175
Lexington Realty Trust	196,800	1,899,120
Mack-Cali Realty Corp.	50,000	1,078,000
Mid-America Apartment Communities, Inc.	18,400	1,850,304
National Health Investors, Inc.	52,800	3,980,064
Pebblebrook Hotel Trust	103,500	3,847,095
Potlatch Corp.	23,800	1,187,620
PS Business Parks, Inc.	46,525	5,819,812
QTS Realty Trust Inc., Class A	29,800	1,613,968
Ryman Hospitality Properties, Inc.	56,865	3,924,822
Summit Hotel Properties, Inc.	200,105	3,047,599
Sun Communities, Inc.	21,600	2,004,048
Sunstone Hotel Investors, Inc.	252,600	4,175,478
Tier REIT, Inc.	85,900	1,751,501
UMH Properties, Inc.	90,841	1,353,531
Xenia Hotels & Resorts, Inc.	179,000	3,864,610
Total		63,968,867
Real Estate Management & Development 0.2%
Colliers International Group, Inc.	25,150	1,517,802
HFF, Inc., Class A	16,500	802,560
Total		2,320,362
Total Real Estate		66,289,229
Telecommunication Services 0.3%
Diversified Telecommunication Services —%
ATN International, Inc.	5,700	314,982
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.3%
Boingo Wireless, Inc.(a)	144,400	3,249,000
Total Telecommunication Services		3,563,982
Utilities 3.0%
Electric Utilities 1.2%
Allete, Inc.	35,500	2,639,780
Alliant Energy Corp.	38,000	1,619,180
El Paso Electric Co.	5,900	326,565
IDACORP, Inc.	6,200	566,432
Pinnacle West Capital Corp.	31,500	2,683,170
PNM Resources, Inc.	9,700	392,365
Portland General Electric Co.	90,100	4,106,758
Total		12,334,250
Gas Utilities 1.1%
Chesapeake Utilities Corp.	39,430	3,097,226
New Jersey Resources Corp.	85,600	3,441,120
South Jersey Industries, Inc.	48,000	1,499,040
Southwest Gas Corp.	46,695	3,758,014
Total		11,795,400
Independent Power and Renewable Electricity Producers 0.3%
Ormat Technologies, Inc.	50,400	3,223,584
Multi-Utilities 0.2%
CMS Energy Corp.	38,900	1,839,970
Water Utilities 0.2%
SJW Corp.	34,775	2,219,688
Total Utilities		31,412,892
Total Common Stocks (Cost $900,993,635)		1,044,406,872

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	13,034,893	13,034,893
Total Money Market Funds (Cost $13,034,501)		13,034,893
Total Investments (Cost: $914,028,136)		1,057,441,765
Other Assets & Liabilities, Net		(348,166)
Net Assets		1,057,093,599

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	93

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
At December 31, 2017, securities and/or cash totaling $115,050 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	39	03/2018	USD	2,996,175	24,083	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	15,973,478	293,146,614	(296,085,199)	13,034,893	(308)	633	159,183	13,034,893
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	145,669,918	—	—	—	145,669,918
Consumer Staples	30,762,002	—	—	—	30,762,002
Energy	45,985,027	—	—	—	45,985,027
Financials	191,090,562	—	—	—	191,090,562
Health Care	168,426,932	—	—	—	168,426,932
Industrials	147,891,542	—	—	—	147,891,542
Information Technology	168,340,853	—	—	—	168,340,853
Materials	44,973,933	—	—	—	44,973,933
Real Estate	66,289,229	—	—	—	66,289,229
Telecommunication Services	3,563,982	—	—	—	3,563,982
Utilities	31,412,892	—	—	—	31,412,892
Total Common Stocks	1,044,406,872	—	—	—	1,044,406,872
Money Market Funds	—	—	—	13,034,893	13,034,893
Total Investments	1,044,406,872	—	—	13,034,893	1,057,441,765
Derivatives
Asset
Futures Contracts	24,083	—	—	—	24,083
Total	1,044,430,955	—	—	13,034,893	1,057,465,848
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	95

Portfolio of Investments
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2012-3A Class A
03/20/2019	2.100%	10,000,000	10,000,049
Series 2013-1A Class A
09/20/2019	1.920%	11,196,000	11,178,891
Series 2014-1A Class A
07/20/2020	2.460%	15,000,000	15,021,402
BRE Grand Islander Timeshare Issuer LLC(a)
Series 2017-1A Class A
05/25/2029	2.940%	6,443,819	6,374,615
Enterprise Fleet Financing LLC(a)
Series 2017-2 Class A2
01/20/2023	1.970%	15,475,000	15,439,395
Hertz Fleet Lease Funding LP(a),(b)
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% 04/10/2030	2.346%	7,159,590	7,178,888
Hertz Vehicle Financing LLC(a)
Series 2013-1A Class A2
08/25/2019	1.830%	4,650,000	4,643,515
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	2,484,248	2,467,116
Series 2014-AA Class A
11/25/2026	1.770%	4,272,290	4,200,641
Series 2014-AA Class B
11/25/2026	2.070%	2,187,157	2,151,240
Series 2017-AA Class A
12/26/2028	2.660%	5,954,576	5,912,219
Honda Auto Receivables Owner Trust
Series 2017-1 Class A2
07/22/2019	1.420%	6,772,973	6,763,760
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	3,827,052	3,806,150
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	6,587,241	6,596,922
Sierra Timeshare Receivables Funding LLC(a)
Series 2013-1A Class A
11/20/2029	1.590%	5,169,120	5,166,531
Series 2013-2A Class A
11/20/2025	2.280%	1,844,891	1,844,170
Series 2014-1 Class A
03/20/2030	2.070%	4,203,949	4,194,139
Series 2015-1A Class A
03/22/2032	2.400%	4,956,524	4,914,477
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-2A Class A
06/20/2032	2.430%	4,120,083	4,083,629
Series 2016-2A Class A
07/20/2033	2.330%	5,980,118	5,930,585
U.S. Airways Pass-Through Trust
Series 2013-1 Class A
11/15/2025	3.950%	1,305,841	1,342,998
VSE Mortgage LLC(a)
Subordinated Series 2017-A Class B
03/20/2035	2.630%	11,409,601	11,252,347
VSE VOI Mortgage LLC(a)
Series 2016-A Class A
07/20/2033	2.540%	8,779,191	8,704,480
Total Asset-Backed Securities — Non-Agency (Cost $149,750,871)			149,168,159

Commercial Mortgage-Backed Securities - Non-Agency 8.8%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2014-ICTS Class A
1-month USD LIBOR + 0.800% 06/15/2028	2.051%	10,000,000	9,993,664
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Subordinated, Series 2015-200P Class B
04/14/2033	3.490%	15,000,000	15,167,891
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	15,000,000	15,172,650
CD Mortgage Trust
Series 2016-CD1 Class AM
08/10/2049	2.926%	5,125,000	4,953,700
Colony Starwood Homes Trust(a),(b)
Series 2016-2A Class A
1-month USD LIBOR + 1.250% 12/17/2033	2.728%	17,415,948	17,514,763
Commercial Mortgage Pass-Through Certificates(c)
Series 2016-CR28 Class B
02/10/2049	4.647%	11,055,000	11,810,734
Commercial Mortgage Trust(c)
Series 2014-CR15 Class B
02/10/2047	4.719%	10,000,000	10,706,092
Commercial Mortgage Trust
Series 2014-LC17 Class B
10/10/2047	4.490%	9,400,000	9,776,493
Series 2014-UBS5 Class B
09/10/2047	4.514%	10,000,000	10,379,045
Series 2015-CR22 Class B
03/10/2048	3.926%	10,000,000	10,291,174

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2015-LC21 Class AM
07/10/2048	4.043%	20,000,000	20,677,760
Core Industrial Trust(a)
Series 2015-CALW Class B
02/10/2034	3.252%	8,750,000	8,865,695
Series 2015-TEXW Class B
02/10/2034	3.329%	6,400,000	6,496,152
Series 2015-WEST Class A
02/10/2037	3.292%	10,000,000	10,150,601
DBCG Mortgage Trust(a),(b)
Series 2017-BBG Class A
1-month USD LIBOR + 0.700% 06/15/2034	2.177%	15,100,000	15,099,944
GS Mortgage Securities Trust
Series 2015-GC28 Class AS
02/10/2048	3.759%	9,337,000	9,532,421
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class B
1-month USD LIBOR + 1.150% 12/17/2036	2.400%	12,175,000	12,198,011
Irvine Core Office Trust(a),(c)
Series 2013-IRV Class A2
05/15/2048	3.173%	12,000,000	12,188,423
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21 Class B
08/15/2047	4.341%	9,100,000	9,333,231
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5 Class A4
03/15/2050	3.414%	16,030,000	16,330,655
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2014-CBM Class B
1-month USD LIBOR + 1.400% 10/15/2029	2.877%	9,450,000	9,449,986
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 Class B
08/15/2049	3.460%	9,200,000	9,008,078
Series 2016-JP3 Class AS
08/15/2049	3.144%	9,500,000	9,288,336
JPMorgan Chase Commercial Mortgage Securities Trust(c)
Subordinated, Series 2013-C16 Class C
12/15/2046	4.975%	5,440,000	5,655,833
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34 Class A3
11/15/2052	3.276%	13,575,000	13,661,436
Morgan Stanley Capital I Trust(a),(c)
Series 2014-CPT Class C
07/13/2029	3.446%	6,550,000	6,591,494
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a),(b)
Series 2016-SFR2 Class A
1-month USD LIBOR + 1.400% 01/17/2034	2.900%	7,175,000	7,243,932
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	11,979,432	11,852,935
UBS Commercial Mortgage Trust
Series 2017-C1 Class A3
06/15/2050	3.196%	13,100,000	13,120,023
Wells Fargo Commercial Mortgage Trust
Series 2017-C38 Class A4
07/15/2050	3.190%	23,225,000	23,299,606
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $346,131,403)			345,810,758

Corporate Bonds & Notes(d) 42.0%

Aerospace & Defense 0.3%
Boeing Co. (The)
10/30/2022	2.200%	2,460,000	2,425,280
Lockheed Martin Corp.
01/15/2026	3.550%	2,840,000	2,951,002
03/01/2045	3.800%	1,520,000	1,538,191
Oshkosh Corp.
03/01/2022	5.375%	4,260,000	4,392,507
Rockwell Collins, Inc.
04/15/2047	4.350%	1,000,000	1,089,264
Total			12,396,244
Airlines 0.1%
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	2,433,452	2,511,822
United Continental Holdings, Inc.
10/01/2022	4.250%	3,510,000	3,527,346
Total			6,039,168
Apartment REIT 0.1%
Essex Portfolio LP
08/15/2022	3.625%	1,590,000	1,633,383
05/01/2023	3.250%	2,205,000	2,223,280
Total			3,856,663
Automotive 1.5%
Ford Motor Co.
12/08/2026	4.346%	1,960,000	2,047,457

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	97

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
05/15/2018	5.000%	8,940,000	9,037,660
01/15/2020	8.125%	1,600,000	1,772,405
08/02/2021	5.875%	5,150,000	5,657,759
08/03/2022	2.979%	2,300,000	2,288,330
General Motors Co.
04/01/2038	5.150%	3,100,000	3,305,115
General Motors Financial Co., Inc.
05/15/2018	3.250%	5,720,000	5,742,485
01/15/2019	3.100%	1,380,000	1,389,652
07/06/2021	3.200%	1,970,000	1,989,308
03/01/2026	5.250%	3,730,000	4,095,249
Goodyear Tire & Rubber Co. (The)
11/15/2023	5.125%	6,050,000	6,301,686
Jaguar Land Rover Automotive PLC(a)
12/15/2018	4.125%	3,340,000	3,382,010
03/15/2020	3.500%	2,000,000	2,017,590
Nemak SAB de CV(a)
02/28/2023	5.500%	1,700,000	1,748,056
Tenneco, Inc.
07/15/2026	5.000%	5,260,000	5,419,520
ZF North America Capital, Inc.(a)
04/29/2020	4.000%	3,637,000	3,767,987
Total			59,962,269
Banking 8.3%
Ally Financial, Inc.
05/21/2018	3.600%	4,836,000	4,853,642
03/30/2025	4.625%	4,000,000	4,211,636
American Express Co.
10/30/2024	3.000%	1,500,000	1,495,345
American Express Credit Corp.
09/14/2020	2.600%	1,495,000	1,503,855
Banco General SA(a)
08/07/2027	4.125%	6,800,000	6,800,163
Banco Inbursa SA Institucion de Banca Multiple(a)
04/11/2027	4.375%	7,100,000	7,107,711
Banco Santander SA
04/11/2022	3.500%	3,600,000	3,669,548
Bank of America Corp.(a),(e)
12/20/2023	3.004%	2,897,000	2,903,501
12/20/2028	3.419%	7,792,000	7,781,909
Bank of America Corp.
01/21/2044	5.000%	2,130,000	2,573,683
Subordinated
08/26/2024	4.200%	10,620,000	11,195,062
01/22/2025	4.000%	1,750,000	1,818,467
Bank of America Corp.(e)
01/20/2048	4.443%	1,330,000	1,492,793
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America NA
Subordinated
10/15/2036	6.000%	1,570,000	2,045,261
Banque Fédérative du Crédit Mutuel SA(a)
04/12/2019	2.000%	2,540,000	2,530,935
Barclays Bank PLC
Subordinated
10/14/2020	5.140%	1,030,000	1,090,357
Barclays PLC
01/12/2026	4.375%	1,500,000	1,562,650
01/10/2047	4.950%	1,800,000	2,015,116
BB&T Corp.
Subordinated
09/16/2025	3.625%	1,493,000	1,547,977
10/30/2026	3.800%	1,650,000	1,725,638
BBVA Bancomer SA(a)
Subordinated
09/30/2022	6.750%	7,000,000	7,911,554
BNP Paribas SA(a)
Subordinated
09/28/2025	4.375%	1,600,000	1,674,194
BPCE SA(a)
10/23/2027	3.500%	1,350,000	1,332,605
Subordinated
07/21/2024	5.150%	2,960,000	3,208,649
Capital One Bank U.S.A. NA
06/05/2019	2.300%	1,490,000	1,488,118
Subordinated
02/15/2023	3.375%	2,680,000	2,705,916
Capital One Financial Corp.
Subordinated
10/29/2025	4.200%	4,415,000	4,542,095
Capital One NA
08/17/2018	2.350%	3,500,000	3,504,340
Citigroup, Inc.
04/08/2019	2.550%	2,200,000	2,207,262
12/08/2021	2.900%	3,000,000	3,015,624
04/25/2022	2.750%	4,200,000	4,189,765
Subordinated
09/29/2027	4.450%	10,120,000	10,688,764
07/25/2028	4.125%	1,110,000	1,145,234
Citigroup, Inc.(e)
10/27/2028	3.520%	5,990,000	6,001,992
Commerzbank AG(a)
Subordinated
09/19/2023	8.125%	1,490,000	1,785,947
Cooperatieve Rabobank UA
02/08/2022	3.875%	3,590,000	3,772,785

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
11/09/2022	3.950%	1,000,000	1,042,532
Credit Suisse Group Funding Guernsey Ltd.
04/16/2021	3.450%	3,420,000	3,491,687
Discover Bank
07/27/2026	3.450%	3,920,000	3,869,640
Fifth Third Bancorp
Subordinated
01/16/2024	4.300%	2,710,000	2,876,096
Fifth Third Bank
10/01/2021	2.875%	2,230,000	2,251,903
Goldman Sachs Group, Inc. (The)
12/13/2019	2.300%	9,240,000	9,220,587
03/15/2020	5.375%	7,570,000	8,032,777
09/15/2020	2.750%	1,530,000	1,536,632
01/24/2022	5.750%	3,100,000	3,435,265
01/23/2025	3.500%	6,510,000	6,604,519
11/16/2026	3.500%	2,340,000	2,349,706
07/08/2044	4.800%	4,730,000	5,410,174
Subordinated
05/22/2045	5.150%	1,750,000	2,031,680
HBOS PLC(a)
Subordinated
05/21/2018	6.750%	2,280,000	2,316,902
HSBC Bank U.S.A. NA
Subordinated
11/01/2034	5.875%	820,000	1,054,645
HSBC Holdings PLC(e)
03/13/2023	3.262%	1,950,000	1,975,804
HSBC Holdings PLC
03/08/2026	4.300%	6,000,000	6,379,614
Subordinated
11/23/2026	4.375%	4,090,000	4,277,690
Intesa Sanpaolo SpA(a)
Subordinated
06/26/2024	5.017%	3,080,000	3,146,319
JPMorgan Chase & Co.
03/01/2021	2.550%	1,770,000	1,770,556
05/10/2021	4.625%	7,100,000	7,564,787
09/23/2022	3.250%	3,280,000	3,353,725
01/23/2025	3.125%	7,500,000	7,534,702
Subordinated
09/10/2024	3.875%	5,470,000	5,700,446
JPMorgan Chase & Co.(e)
05/01/2028	3.540%	3,460,000	3,512,239
07/24/2038	3.882%	2,200,000	2,258,879
11/15/2048	3.964%	2,400,000	2,467,253
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyBank NA
Subordinated
05/20/2026	3.400%	1,250,000	1,246,156
KeyCorp
12/13/2018	2.300%	3,440,000	3,442,976
Morgan Stanley
09/23/2019	5.625%	5,390,000	5,680,521
05/19/2022	2.750%	2,400,000	2,390,390
10/23/2024	3.700%	2,710,000	2,799,487
07/23/2025	4.000%	15,000,000	15,708,150
01/22/2047	4.375%	1,170,000	1,284,411
PNC Bank NA
Subordinated
07/25/2023	3.800%	1,750,000	1,828,410
PNC Financial Services Group, Inc. (The)
08/11/2020	4.375%	2,430,000	2,552,263
Regions Bank
Subordinated
06/26/2037	6.450%	2,000,000	2,551,200
Regions Financial Corp.
08/14/2022	2.750%	1,860,000	1,850,679
SunTrust Bank
Subordinated
05/15/2026	3.300%	1,500,000	1,486,008
Synchrony Financial
01/15/2019	2.600%	4,130,000	4,138,421
08/15/2019	3.000%	1,100,000	1,108,646
Turkiye Garanti Bankasi AS(a)
03/16/2023	5.875%	6,000,000	6,227,460
U.S. Bancorp
03/15/2022	3.000%	960,000	979,067
Subordinated
09/11/2024	3.600%	630,000	653,135
U.S. Bank NA
01/27/2025	2.800%	2,390,000	2,370,959
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	4,300,000	4,368,344
09/24/2025	4.125%	1,720,000	1,805,152
UniCredit SpA(a),(e)
Subordinated
06/19/2032	5.861%	4,400,000	4,690,193
Wells Fargo & Co.
07/22/2020	2.600%	5,390,000	5,417,333
01/24/2023	3.069%	2,850,000	2,875,339
09/29/2025	3.550%	4,890,000	5,019,829

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	99

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
08/15/2023	4.125%	1,300,000	1,370,110
06/03/2026	4.100%	1,750,000	1,835,647
01/15/2044	5.606%	2,861,000	3,528,451
11/04/2044	4.650%	2,295,000	2,500,843
Total			326,276,432
Brokerage/Asset Managers/Exchanges 0.1%
Jefferies Group LLC/Capital Finance, Inc.
01/15/2027	4.850%	2,130,000	2,271,568
Building Materials 0.3%
Masco Corp.
04/01/2025	4.450%	6,250,000	6,644,594
04/01/2026	4.375%	1,000,000	1,056,512
Owens Corning
12/15/2022	4.200%	2,185,000	2,291,741
Total			9,992,847
Cable and Satellite 1.7%
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	6,110,000	6,263,025
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	3,400,000	3,347,922
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	11,070,000	11,758,499
10/23/2045	6.484%	1,000,000	1,171,238
Comcast Corp.
03/01/2026	3.150%	1,550,000	1,560,222
08/15/2035	4.400%	1,650,000	1,805,847
11/15/2035	6.500%	178,000	240,317
05/15/2038	6.400%	4,910,000	6,636,852
03/01/2044	4.750%	808,000	925,363
CSC Holdings LLC(a)
04/15/2027	5.500%	4,800,000	4,889,621
Globo Comunicacao e Participacoes SA(a)
06/08/2025	4.843%	6,077,000	6,237,208
NBCUniversal Media LLC
04/01/2021	4.375%	5,420,000	5,754,452
01/15/2023	2.875%	1,510,000	1,524,884
Sirius XM Radio, Inc.(a)
07/15/2024	6.000%	1,900,000	2,008,404
04/15/2025	5.375%	4,000,000	4,165,684
Time Warner Cable LLC
07/01/2018	6.750%	1,570,000	1,604,884
09/01/2041	5.500%	730,000	761,347
09/15/2042	4.500%	960,000	897,011
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	6,100,000	6,205,841
Total			67,758,621
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Ashland LLC(e)
08/15/2022	4.750%	3,110,000	3,244,327
Eastman Chemical Co.
08/15/2022	3.600%	1,420,000	1,463,550
LyondellBasell Industries NV
04/15/2019	5.000%	1,689,000	1,733,661
Mosaic Co. (The)
11/15/2027	4.050%	1,550,000	1,553,377
Total			7,994,915
Construction Machinery 0.4%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	2,450,000	2,483,095
Caterpillar Financial Services Corp.
06/01/2022	2.850%	2,890,000	2,923,758
John Deere Capital Corp.
10/15/2021	3.150%	1,250,000	1,281,904
United Rentals North America, Inc.
07/15/2023	4.625%	3,300,000	3,407,319
11/15/2024	5.750%	3,780,000	3,969,189
Total			14,065,265
Consumer Cyclical Services 0.2%
Amazon.com, Inc.(a)
08/22/2027	3.150%	4,660,000	4,679,921
08/22/2037	3.875%	1,300,000	1,379,941
IHS Markit Ltd.(a)
03/01/2026	4.000%	1,330,000	1,334,397
Total			7,394,259
Consumer Products 0.3%
Newell Brands, Inc.
11/15/2023	5.000%	2,000,000	2,111,390
04/01/2046	5.500%	1,010,000	1,205,671
Newell, Inc.
04/01/2026	4.200%	2,820,000	2,948,006
Spectrum Brands, Inc.
07/15/2025	5.750%	5,810,000	6,111,405
Total			12,376,472
Diversified Manufacturing 0.2%
General Electric Co.
10/09/2022	2.700%	3,900,000	3,892,485
10/09/2042	4.125%	1,410,000	1,475,917

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
04/15/2040	5.700%	1,420,000	1,808,380
11/01/2046	3.750%	1,800,000	1,795,381
Total			8,972,163
Electric 1.9%
AEP Transmission Co. LLC(a)
12/01/2047	3.750%	1,200,000	1,233,601
AES Corp.
05/15/2023	4.875%	2,000,000	2,045,722
05/15/2026	6.000%	2,250,000	2,443,968
Calpine Corp.(a)
01/15/2024	5.875%	1,500,000	1,525,708
CMS Energy Corp.
06/15/2019	8.750%	1,110,000	1,207,719
Consolidated Edison Co. of New York, Inc.
03/01/2043	3.950%	2,290,000	2,415,943
Covanta Holding Corp.
03/01/2024	5.875%	3,540,000	3,577,818
Dominion Energy, Inc.
06/15/2018	6.400%	1,880,000	1,916,506
09/15/2022	2.750%	2,630,000	2,612,308
12/01/2024	3.625%	1,820,000	1,882,570
10/01/2025	3.900%	3,000,000	3,129,693
08/01/2041	4.900%	2,050,000	2,363,263
Duke Energy Corp.
09/15/2021	3.550%	2,860,000	2,947,928
Duke Energy Florida LLC
09/15/2037	6.350%	1,170,000	1,620,882
11/15/2042	3.850%	2,830,000	2,956,487
Duke Energy Progress LLC
08/15/2025	3.250%	1,570,000	1,600,471
12/01/2044	4.150%	1,565,000	1,712,866
Enel Finance International NV(a)
05/25/2022	2.875%	3,470,000	3,461,259
Exelon Corp.
12/01/2020	5.150%	2,020,000	2,149,203
04/15/2046	4.450%	1,960,000	2,124,507
Exelon Generation Co. LLC
06/15/2022	4.250%	900,000	945,310
06/15/2042	5.600%	760,000	831,039
FirstEnergy Corp.
03/15/2023	4.250%	6,480,000	6,774,911
Florida Power & Light Co.
02/01/2042	4.125%	3,380,000	3,727,687
Georgia Power Co.
03/15/2042	4.300%	700,000	750,114
IPALCO Enterprises, Inc.
07/15/2020	3.450%	3,270,000	3,297,475
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MidAmerican Energy Co.
10/15/2044	4.400%	2,790,000	3,175,212
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	5,900,000	5,904,360
Pacific Gas & Electric Co.
12/01/2046	4.000%	2,035,000	2,074,585
Potomac Electric Power Co.
03/15/2024	3.600%	1,550,000	1,615,762
Southern Power Co.
09/15/2041	5.150%	500,000	556,607
Xcel Energy, Inc.
12/01/2026	3.350%	1,210,000	1,223,989
Total			75,805,473
Environmental 0.2%
Republic Services, Inc.
06/01/2022	3.550%	3,200,000	3,299,277
Waste Management, Inc.
06/30/2020	4.750%	2,890,000	3,057,022
03/01/2045	4.100%	2,222,000	2,380,857
Total			8,737,156
Finance Companies 0.6%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2019	3.750%	7,340,000	7,457,939
CIT Group, Inc.
08/15/2022	5.000%	2,930,000	3,108,709
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	10,011,000	9,960,935
International Lease Finance Corp.
05/15/2019	6.250%	1,800,000	1,886,305
Total			22,413,888
Food and Beverage 1.2%
Anheuser-Busch InBev Finance, Inc.
02/01/2023	3.300%	7,150,000	7,314,164
02/01/2026	3.650%	4,710,000	4,859,764
02/01/2046	4.900%	6,200,000	7,184,994
Anheuser-Busch InBev Worldwide, Inc.
01/15/2019	7.750%	3,000,000	3,167,409
Aramark Services, Inc.(a)
04/01/2025	5.000%	2,410,000	2,539,326
Constellation Brands, Inc.
11/15/2019	3.875%	5,500,000	5,646,471
12/01/2025	4.750%	3,470,000	3,813,398
Kraft Heinz Foods Co.
07/15/2045	5.200%	1,750,000	1,925,453
06/01/2046	4.375%	620,000	614,101

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	101

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	5,810,000	5,973,046
Molson Coors Brewing Co.
07/15/2026	3.000%	1,970,000	1,927,665
Post Holdings, Inc.(a)
08/15/2026	5.000%	4,400,000	4,335,918
Total			49,301,709
Gaming 0.5%
GLP Capital LP/Financing II, Inc.
11/01/2020	4.875%	5,930,000	6,167,983
International Game Technology PLC(a)
02/15/2022	6.250%	5,773,000	6,224,835
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	5,830,000	5,816,486
Total			18,209,304
Health Care 1.8%
Abbott Laboratories
09/15/2018	2.000%	1,410,000	1,409,523
11/30/2026	3.750%	3,930,000	4,035,285
Becton Dickinson and Co.
12/15/2024	3.734%	3,630,000	3,710,640
06/06/2027	3.700%	1,440,000	1,450,433
Catholic Health Initiatives
11/01/2022	2.950%	1,425,000	1,411,173
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	3,000,000	2,701,713
DaVita, Inc.
08/15/2022	5.750%	1,270,000	1,306,388
07/15/2024	5.125%	8,480,000	8,608,692
Express Scripts Holding Co.
03/01/2027	3.400%	1,140,000	1,117,278
Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/2020	4.125%	1,000,000	1,030,479
HCA, Inc.
03/15/2019	3.750%	7,020,000	7,093,942
03/15/2024	5.000%	1,000,000	1,045,874
02/01/2025	5.375%	2,100,000	2,179,055
Medtronic, Inc.
03/15/2020	2.500%	2,300,000	2,312,880
03/15/2025	3.500%	2,860,000	2,971,657
03/15/2035	4.375%	2,680,000	3,016,627
Northwell Healthcare, Inc.
11/01/2047	4.260%	1,370,000	1,398,623
NYU Hospitals Center
07/01/2042	4.428%	1,000,000	1,075,078
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quintiles IMS, Inc.(a)
10/15/2026	5.000%	3,600,000	3,696,300
Tenet Healthcare Corp.
10/01/2021	4.375%	2,500,000	2,506,250
Tenet Healthcare Corp.(a)
05/01/2025	5.125%	4,330,000	4,254,104
Thermo Fisher Scientific, Inc.
08/15/2021	3.600%	3,590,000	3,701,136
02/15/2022	3.300%	896,000	917,319
02/01/2044	5.300%	1,470,000	1,758,202
Universal Health Services, Inc.(a)
08/01/2019	3.750%	1,000,000	1,016,664
08/01/2022	4.750%	2,000,000	2,047,994
Zimmer Biomet Holdings, Inc.
04/01/2020	2.700%	1,740,000	1,742,128
Total			69,515,437
Healthcare Insurance 0.4%
Aetna, Inc.
11/15/2022	2.750%	2,010,000	1,989,970
Anthem, Inc.
12/01/2027	3.650%	1,600,000	1,630,346
01/15/2043	4.650%	1,600,000	1,758,239
UnitedHealth Group, Inc.
12/15/2021	2.875%	2,110,000	2,137,360
03/15/2022	2.875%	3,600,000	3,642,840
07/15/2025	3.750%	2,500,000	2,632,415
07/15/2045	4.750%	1,700,000	2,003,173
Total			15,794,343
Healthcare REIT 0.0%
Welltower, Inc.
03/15/2023	3.750%	1,440,000	1,493,279
Home Construction 0.6%
D.R. Horton, Inc.
08/15/2023	5.750%	1,100,000	1,233,720
Lennar Corp.
04/01/2021	4.750%	6,705,000	6,955,211
04/30/2024	4.500%	2,000,000	2,048,202
Lennar Corp.(a)
11/29/2027	4.750%	2,000,000	2,057,848
MDC Holdings, Inc.
01/15/2024	5.500%	2,330,000	2,458,982
Toll Brothers Finance Corp.
11/01/2019	6.750%	675,000	724,214

The accompanying Notes to Financial Statements are an integral part of this statement.
102	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2019	4.375%	3,540,000	3,599,812
06/15/2024	5.875%	2,600,000	2,784,964
Total			21,862,953
Independent Energy 1.6%
Anadarko Petroleum Corp.
03/15/2026	5.550%	2,710,000	3,041,807
09/15/2036	6.450%	1,610,000	1,973,781
Antero Resources Corp.
12/01/2022	5.125%	6,017,000	6,146,377
Apache Corp.
04/15/2043	4.750%	1,910,000	1,985,357
Cimarex Energy Co.
06/01/2024	4.375%	4,000,000	4,246,700
Concho Resources, Inc.
01/15/2025	4.375%	5,140,000	5,337,571
ConocoPhillips Holding Co.
04/15/2029	6.950%	2,560,000	3,370,883
Continental Resources, Inc.
09/15/2022	5.000%	2,820,000	2,866,110
06/01/2024	3.800%	2,480,000	2,448,571
EnCana Corp.
02/01/2038	6.500%	2,590,000	3,261,015
EOG Resources, Inc.
02/01/2021	4.100%	1,830,000	1,912,059
Hess Corp.
01/15/2040	6.000%	2,910,000	3,188,211
Marathon Oil Corp.
06/01/2025	3.850%	3,450,000	3,509,713
07/15/2027	4.400%	2,190,000	2,281,820
Newfield Exploration Co.
01/30/2022	5.750%	6,320,000	6,762,514
Noble Energy, Inc.
12/15/2021	4.150%	2,640,000	2,751,888
Range Resources Corp.
05/15/2025	4.875%	7,970,000	7,797,362
Whiting Petroleum Corp.
03/15/2021	5.750%	1,500,000	1,544,530
Total			64,426,269
Integrated Energy 0.8%
BP Capital Markets PLC
10/01/2020	4.500%	1,440,000	1,523,792
05/10/2023	2.750%	2,380,000	2,385,557
Cenovus Energy, Inc.
04/15/2027	4.250%	4,070,000	4,057,383
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Exxon Mobil Corp.
03/06/2025	2.709%		3,740,000	3,728,425
03/01/2026	3.043%		1,300,000	1,319,477
Lukoil International Finance BV(a)
11/02/2026	4.750%		6,700,000	7,042,330
Shell International Finance BV
05/11/2025	3.250%		3,310,000	3,399,327
08/21/2042	3.625%		2,890,000	2,883,153
08/12/2043	4.550%		1,150,000	1,313,981
Suncor Energy, Inc.
06/15/2038	6.500%		900,000	1,214,716
Total Capital Canada Ltd.
07/15/2023	2.750%		2,550,000	2,563,053
Total				31,431,194
Leisure 0.1%
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%		2,320,000	2,548,808
Life Insurance 0.9%
American International Group, Inc.
02/15/2024	4.125%		9,750,000	10,303,147
07/16/2044	4.500%		1,570,000	1,699,566
CNP Assurances(a),(e)
Subordinated
12/31/2049	4.000%	EUR	5,000,000	6,734,154
MetLife, Inc.
08/13/2042	4.125%		1,020,000	1,079,296
11/13/2043	4.875%		1,480,000	1,740,160
Principal Financial Group, Inc.
09/15/2022	3.300%		750,000	763,398
Prudential Financial, Inc.
06/21/2020	5.375%		1,270,000	1,360,181
12/14/2036	5.700%		510,000	645,787
Prudential Financial, Inc.(a)
12/07/2049	3.935%		4,165,000	4,257,001
Prudential Financial, Inc.(e)
Junior Subordinated
09/15/2042	5.875%		3,800,000	4,125,265
Voya Financial, Inc.
07/15/2043	5.700%		1,440,000	1,766,470
Total				34,474,425
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%		5,750,000	5,819,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	103

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.8%
21st Century Fox America, Inc.
08/15/2039	6.900%	1,590,000	2,256,765
09/15/2044	4.750%	1,080,000	1,238,669
AMC Networks, Inc.
08/01/2025	4.750%	5,920,000	5,867,792
CBS Corp.
01/15/2025	3.500%	1,220,000	1,223,284
07/01/2042	4.850%	700,000	736,283
CBS Corp.(a)
06/01/2028	3.700%	1,170,000	1,150,197
Discovery Communications LLC
08/15/2019	5.625%	827,000	867,765
03/20/2028	3.950%	8,640,000	8,572,185
Interpublic Group of Companies, Inc. (The)
03/15/2022	4.000%	1,395,000	1,445,736
Lamar Media Corp.
01/15/2024	5.375%	6,390,000	6,683,103
Netflix, Inc.
02/01/2021	5.375%	3,840,000	4,053,727
03/01/2024	5.750%	2,890,000	3,078,662
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	4,876,000	5,021,534
Omnicom Group, Inc.
04/15/2026	3.600%	3,300,000	3,328,918
S&P Global, Inc.
08/14/2020	3.300%	1,690,000	1,721,061
TEGNA, Inc.
07/15/2020	5.125%	4,650,000	4,761,567
Time Warner, Inc.
01/15/2021	4.700%	1,900,000	2,010,289
07/15/2025	3.600%	7,000,000	7,009,499
02/15/2027	3.800%	2,000,000	1,998,940
12/15/2043	5.350%	1,000,000	1,107,589
Viacom, Inc.
06/15/2022	3.125%	3,500,000	3,455,144
09/01/2023	4.250%	2,640,000	2,700,039
Viacom, Inc.(e)
Junior Subordinated
02/28/2057	6.250%	950,000	936,617
Walt Disney Co. (The)
06/01/2044	4.125%	1,100,000	1,187,847
Total			72,413,212
Metals and Mining 0.7%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,500,000	2,724,837
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barrick North America Finance LLC
05/01/2043	5.750%	710,000	889,200
Constellium NV(a)
03/01/2025	6.625%	1,950,000	2,048,161
Freeport-McMoRan, Inc.
03/15/2023	3.875%	2,760,000	2,748,466
Glencore Finance Canada Ltd.(a)
11/15/2021	4.950%	1,830,000	1,953,593
Novolipetsk Steel via Steel Funding DAC(a)
09/21/2024	4.000%	3,900,000	3,913,186
Southern Copper Corp.
11/08/2042	5.250%	1,030,000	1,154,444
Steel Dynamics, Inc.
10/01/2024	5.500%	5,000,000	5,296,270
12/15/2026	5.000%	3,500,000	3,707,644
Vale Overseas Ltd.
08/10/2026	6.250%	1,800,000	2,088,175
Total			26,523,976
Midstream 2.5%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	5,000,000	5,152,715
05/20/2027	5.750%	1,500,000	1,510,408
Andeavor Logistics LP/Tesoro Finance Corp.
10/15/2019	5.500%	2,000,000	2,084,030
12/01/2027	4.250%	1,350,000	1,362,547
Boardwalk Pipelines LP
07/15/2027	4.450%	1,340,000	1,360,952
Enbridge Energy Partners LP
03/15/2020	5.200%	2,020,000	2,125,387
Enbridge, Inc.
10/01/2023	4.000%	1,450,000	1,509,769
06/10/2044	4.500%	1,300,000	1,343,026
Energy Transfer Equity LP
10/15/2020	7.500%	1,662,000	1,830,422
Energy Transfer LP
10/01/2020	4.150%	2,140,000	2,209,736
02/01/2023	3.600%	2,770,000	2,775,410
03/15/2035	4.900%	1,500,000	1,485,054
02/01/2042	6.500%	1,771,000	2,000,667
Enterprise Products Operating LLC
09/01/2020	5.200%	5,020,000	5,368,549
03/15/2044	4.850%	4,160,000	4,554,459
Enterprise Products Operating LLC(e)
01/15/2068	7.034%	2,020,000	2,025,349
Kinder Morgan Energy Partners LP
04/01/2020	6.500%	1,870,000	2,017,094
09/15/2020	5.300%	1,600,000	1,703,650
09/01/2039	6.500%	2,000,000	2,351,824

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
06/01/2045	5.550%	3,250,000	3,551,532
Magellan Midstream Partners LP
07/15/2019	6.550%	2,740,000	2,904,447
MPLX LP
06/01/2025	4.875%	4,700,000	5,038,828
03/01/2047	5.200%	1,130,000	1,232,873
ONEOK, Inc.
07/13/2027	4.000%	2,500,000	2,534,712
Plains All American Pipeline LP/Finance Corp.
06/01/2022	3.650%	3,360,000	3,377,835
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	6,800,000	7,494,906
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	958,000	943,565
Sunoco Logistics Partners Operations LP
01/15/2023	3.450%	4,665,000	4,640,229
10/01/2027	4.000%	1,500,000	1,471,542
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	2,140,000	2,119,041
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	5,550,000	5,542,674
TransCanada PipeLines Ltd.
08/01/2022	2.500%	1,800,000	1,787,585
Williams Companies, Inc. (The)
01/15/2023	3.700%	4,075,000	4,043,488
Williams Partners LP
11/15/2020	4.125%	3,530,000	3,654,348
09/15/2045	5.100%	2,660,000	2,910,960
Total			98,019,613
Natural Gas 0.2%
NiSource Finance Corp.
02/01/2045	5.650%	1,870,000	2,352,780
Sempra Energy
10/01/2022	2.875%	1,830,000	1,826,246
06/15/2027	3.250%	2,160,000	2,143,584
Total			6,322,610
Office REIT 0.2%
Boston Properties LP
02/01/2026	3.650%	2,310,000	2,348,896
Hudson Pacific Properties LP
11/01/2027	3.950%	2,300,000	2,286,570
Kilroy Realty LP
01/15/2023	3.800%	2,890,000	2,953,158
10/01/2025	4.375%	690,000	722,986
Total			8,311,610
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Ensco PLC
03/15/2025	5.200%	950,000	808,652
Halliburton Co.
11/15/2025	3.800%	2,930,000	3,038,732
Noble Holding International Ltd.
01/15/2024	7.750%	2,150,000	1,847,949
Total			5,695,333
Other Financial Institutions 0.1%
GrupoSura Finance SA(a)
04/29/2026	5.500%	4,600,000	4,987,407
Other Industry 0.2%
CK Hutchison International 17 II Ltd.(a)
09/29/2020	2.250%	6,140,000	6,071,085
Other REIT 0.2%
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	5,490,000	5,700,163
03/15/2024	5.000%	580,000	603,515
Hospitality Properties Trust
03/15/2024	4.650%	2,130,000	2,242,368
Total			8,546,046
Packaging 0.9%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	7,090,000	7,474,143
Ball Corp.
11/15/2023	4.000%	5,810,000	5,924,428
Berry Global, Inc.
07/15/2023	5.125%	6,454,000	6,714,387
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%	6,040,000	6,162,074
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	3,876,431	3,938,310
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	3,330,000	3,448,655
Total			33,661,997
Paper 0.3%
Georgia-Pacific LLC(a)
11/01/2020	5.400%	4,310,000	4,644,891
International Paper Co.
08/15/2047	4.400%	2,580,000	2,711,036
WestRock RKT Co.
03/01/2023	4.000%	3,005,000	3,131,333
Total			10,487,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	105

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 2.1%
AbbVie, Inc.
11/06/2022	2.900%	2,420,000	2,426,807
05/14/2025	3.600%	4,230,000	4,340,128
11/06/2042	4.400%	2,420,000	2,595,576
05/14/2045	4.700%	1,500,000	1,682,318
Actavis, Inc.
10/01/2022	3.250%	3,980,000	3,997,138
Allergan Funding SCS
06/15/2024	3.850%	1,810,000	1,859,313
03/15/2035	4.550%	2,580,000	2,715,515
Amgen, Inc.
06/15/2051	4.663%	3,496,000	3,909,794
Baxalta, Inc.
06/22/2018	2.000%	2,000,000	1,999,810
06/23/2025	4.000%	2,910,000	3,007,700
Biogen, Inc.
09/15/2022	3.625%	5,820,000	6,024,643
Celgene Corp.
08/15/2022	3.250%	2,520,000	2,559,869
08/15/2025	3.875%	6,240,000	6,467,829
11/15/2027	3.450%	790,000	790,345
08/15/2045	5.000%	1,450,000	1,649,260
Forest Laboratories LLC(a)
02/15/2021	4.875%	1,335,000	1,409,633
Gilead Sciences, Inc.
12/01/2021	4.400%	4,940,000	5,269,355
03/01/2026	3.650%	9,580,000	9,941,999
Mallinckrodt International Finance SA
04/15/2018	3.500%	4,400,000	4,395,613
Mylan NV
06/15/2026	3.950%	1,390,000	1,400,873
Shire Acquisitions Investments Ireland DAC
09/23/2021	2.400%	5,000,000	4,917,520
Teva Pharmaceutical Finance III BV
10/01/2026	3.150%	4,040,000	3,336,369
Valeant Pharmaceuticals International, Inc.(a)
03/15/2024	7.000%	3,200,000	3,441,853
04/15/2025	6.125%	1,500,000	1,378,022
Zoetis, Inc.
09/12/2027	3.000%	2,840,000	2,775,458
Total			84,292,740
Property & Casualty 0.6%
Allstate Corp. (The)(e)
08/15/2053	5.750%	1,460,000	1,593,548
Berkshire Hathaway Finance Corp.
05/15/2022	3.000%	1,440,000	1,471,920
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway, Inc.
03/15/2023	2.750%	2,080,000	2,092,989
02/11/2043	4.500%	3,510,000	4,026,644
Chubb INA Holdings, Inc.
03/15/2025	3.150%	3,840,000	3,884,697
05/03/2026	3.350%	1,480,000	1,510,626
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	550,000	697,921
Liberty Mutual Group, Inc.(a)
05/01/2022	4.950%	2,060,000	2,225,171
Markel Corp.
07/01/2022	4.900%	3,050,000	3,286,485
WR Berkley Corp.
03/15/2022	4.625%	1,860,000	1,978,274
08/01/2044	4.750%	780,000	836,934
Total			23,605,209
Railroads 0.4%
Burlington Northern Santa Fe LLC
09/01/2020	3.600%	1,881,000	1,938,807
09/15/2041	4.950%	2,350,000	2,800,274
03/15/2043	4.450%	2,430,000	2,741,176
04/01/2045	4.150%	1,595,000	1,732,270
CSX Corp.
06/01/2027	3.250%	2,850,000	2,846,070
Norfolk Southern Corp.
04/01/2018	5.750%	1,280,000	1,290,066
Union Pacific Corp.
09/15/2041	4.750%	2,150,000	2,505,791
11/15/2045	4.050%	1,000,000	1,077,218
Total			16,931,672
Refining 0.2%
Andeavor
10/01/2022	5.375%	1,800,000	1,856,470
Phillips 66
04/01/2022	4.300%	5,500,000	5,842,248
Total			7,698,718
Restaurants 0.2%
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	6,750,000	6,897,130
McDonald’s Corp.
05/26/2025	3.375%	2,880,000	2,966,259
Total			9,863,389
Retail REIT 0.2%
DDR Corp.
08/15/2024	3.900%	3,170,000	3,194,650

The accompanying Notes to Financial Statements are an integral part of this statement.
106	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VEREIT Operating Partnership LP
06/01/2021	4.125%	5,100,000	5,293,647
Total			8,488,297
Retailers 1.0%
CVS Health Corp.
07/20/2022	3.500%	2,500,000	2,548,315
12/01/2022	2.750%	2,500,000	2,461,768
07/20/2045	5.125%	1,480,000	1,695,896
Hanesbrands, Inc.(a)
05/15/2024	4.625%	3,640,000	3,726,064
Home Depot, Inc. (The)
02/15/2024	3.750%	1,360,000	1,436,829
04/01/2041	5.950%	3,590,000	4,852,161
Lowe’s Companies, Inc.
05/03/2027	3.100%	2,850,000	2,862,147
Macy’s Retail Holdings, Inc.
02/15/2023	2.875%	2,040,000	1,915,160
PVH Corp.
12/15/2022	4.500%	5,470,000	5,585,368
SACI Falabella(a)
04/30/2023	3.750%	5,000,000	5,127,895
Sally Holdings LLC/Capital, Inc.
12/01/2025	5.625%	3,100,000	3,082,733
Target Corp.
04/15/2026	2.500%	2,560,000	2,460,659
Wal-Mart Stores, Inc.
12/15/2047	3.625%	990,000	1,037,858
Total			38,792,853
Supermarkets 0.2%
Kroger Co. (The)
01/15/2021	3.300%	5,130,000	5,240,834
08/01/2027	3.700%	2,000,000	2,024,584
Total			7,265,418
Technology 3.0%
Apple, Inc.
01/13/2025	2.750%	3,670,000	3,640,012
05/11/2027	3.200%	1,710,000	1,730,819
09/12/2027	2.900%	3,820,000	3,769,492
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2025	3.125%	2,540,000	2,428,768
01/15/2028	3.500%	1,150,000	1,097,385
Cisco Systems, Inc.
06/15/2022	3.000%	3,250,000	3,319,592
02/15/2039	5.900%	1,200,000	1,638,772
CommScope Technologies LLC(a)
03/15/2027	5.000%	6,810,000	6,811,709
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dell International LLC/EMC Corp.(a)
06/15/2024	7.125%	3,790,000	4,137,414
06/15/2026	6.020%	6,870,000	7,571,228
Fidelity National Information Services, Inc.
08/15/2026	3.000%	2,710,000	2,622,600
First Data Corp.(a)
01/15/2024	5.000%	8,130,000	8,373,071
Hewlett Packard Enterprise Co.(e)
10/15/2020	3.600%	5,400,000	5,514,172
Microsoft Corp.
02/12/2025	2.700%	6,020,000	6,005,227
11/03/2025	3.125%	1,480,000	1,511,882
08/08/2036	3.450%	2,200,000	2,266,768
02/06/2047	4.250%	5,250,000	6,004,887
NXP BV/Funding LLC(a)
06/15/2020	4.125%	5,000,000	5,122,785
09/01/2022	3.875%	2,300,000	2,327,499
Oracle Corp.
10/15/2022	2.500%	1,630,000	1,628,223
07/15/2023	3.625%	2,690,000	2,830,846
11/15/2027	3.250%	2,360,000	2,400,106
07/08/2034	4.300%	2,050,000	2,281,144
07/15/2046	4.000%	2,180,000	2,319,812
Sanmina Corp.(a)
06/01/2019	4.375%	2,000,000	2,049,760
Seagate HDD Cayman
11/15/2018	3.750%	750,000	759,582
06/01/2023	4.750%	4,380,000	4,471,135
01/01/2025	4.750%	1,150,000	1,128,929
Sensata Technologies BV(a)
10/01/2025	5.000%	3,030,000	3,214,282
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	3,180,000	3,458,946
Symantec Corp.
09/15/2020	4.200%	5,300,000	5,454,044
Tencent Holdings Ltd.(a)
05/02/2019	3.375%	5,000,000	5,060,150
Western Digital Corp.(a)
04/01/2023	7.375%	3,500,000	3,777,400
Total			116,728,441
Transportation Services 0.1%
FedEx Corp.
01/15/2047	4.400%	2,110,000	2,247,884
United Parcel Service, Inc.
11/15/2024	2.800%	3,480,000	3,462,137
Total			5,710,021

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	107

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.7%
America Movil SAB de CV
07/16/2022	3.125%	3,490,000	3,535,122
American Tower Corp.
09/01/2020	5.050%	1,950,000	2,069,976
10/15/2026	3.375%	3,650,000	3,586,589
01/15/2028	3.600%	1,200,000	1,192,657
Crown Castle International Corp.
01/15/2023	5.250%	6,310,000	6,907,140
IHS Netherlands Holdco BV(a)
10/27/2021	9.500%	5,000,000	5,378,070
Sprint Communications, Inc.(a)
11/15/2018	9.000%	1,569,000	1,652,766
Sprint Communications, Inc.
11/15/2022	6.000%	2,930,000	2,929,906
Total			27,252,226
Wirelines 1.7%
AT&T, Inc.
03/01/2021	5.000%	2,600,000	2,783,971
08/15/2021	3.875%	3,080,000	3,195,100
02/17/2023	3.600%	2,900,000	2,969,954
05/15/2025	3.400%	8,470,000	8,338,334
08/14/2027	3.900%	8,600,000	8,648,272
05/15/2046	4.750%	2,020,000	1,975,964
03/01/2047	5.450%	1,000,000	1,071,450
02/14/2050	5.150%	2,000,000	2,017,138
AT&T, Inc.(a)
11/15/2046	5.150%	2,465,000	2,514,349
Axtel SAB de CV(a)
11/14/2024	6.375%	1,100,000	1,129,481
CenturyLink, Inc.
09/15/2019	6.150%	1,505,000	1,558,905
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	3,510,000	3,532,001
Frontier Communications Corp.
04/15/2020	8.500%	2,208,000	1,835,872
Orange SA
09/14/2021	4.125%	2,252,000	2,384,652
02/06/2044	5.500%	720,000	887,440
Telefonica Emisiones SAU
02/16/2021	5.462%	2,410,000	2,607,099
03/08/2047	5.213%	1,220,000	1,380,326
Verizon Communications, Inc.
11/01/2024	3.500%	2,280,000	2,319,868
03/16/2027	4.125%	950,000	992,746
11/01/2041	4.750%	7,410,000	7,588,381
08/21/2046	4.862%	2,761,000	2,875,363
08/21/2054	5.012%	1,992,000	2,039,726
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		3,800,000	3,892,412
Total				68,538,804
Total Corporate Bonds & Notes (Cost $1,608,486,805)				1,657,398,895

Foreign Government Obligations(d),(f) 7.4%

Argentina 0.4%
Argentine Republic Government International Bond
04/22/2026	7.500%		5,250,000	5,944,864
01/26/2027	6.875%		3,000,000	3,280,209
07/06/2028	6.625%		5,000,000	5,376,285
Total				14,601,358
Brazil 0.3%
Brazilian Government International Bond
01/07/2041	5.625%		2,000,000	2,046,602
Petrobras Global Finance BV(a)
01/27/2025	5.299%		7,750,000	7,770,576
Total				9,817,178
Canada 0.1%
CNOOC Nexen Finance ULC
04/30/2024	4.250%		2,170,000	2,290,463
NOVA Chemicals Corp.(a)
06/01/2024	4.875%		3,430,000	3,445,106
Total				5,735,569
Chile 1.8%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	41,515,000,000	68,430,671
Chile Government International Bond
09/14/2021	3.250%		2,300,000	2,367,643
10/30/2042	3.625%		800,000	807,485
Total				71,605,799
Colombia 0.3%
Colombia Government International Bond
01/28/2026	4.500%		3,600,000	3,848,367
09/18/2037	7.375%		5,350,000	7,239,342
01/18/2041	6.125%		1,420,000	1,726,007
Total				12,813,716
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/29/2026	6.875%		1,450,000	1,661,983
01/25/2027	5.950%		2,400,000	2,607,938
01/25/2027	5.950%		1,100,000	1,195,305
Total				5,465,226

The accompanying Notes to Financial Statements are an integral part of this statement.
108	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Foreign Government Obligations(d),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2022	6.125%		600,000	628,063
06/11/2025	5.875%		3,300,000	3,336,591
01/31/2027	7.500%		1,000,000	1,107,034
Total				5,071,688
Germany 0.1%
KFW
10/04/2022	2.000%		2,880,000	2,833,523
Hungary 0.1%
Hungary Government International Bond
03/29/2041	7.625%		1,900,000	2,986,431
Indonesia 0.1%
Indonesia Government International Bond(a)
01/08/2026	4.750%		4,200,000	4,565,640
01/08/2046	5.950%		700,000	864,588
Total				5,430,228
Italy 0.1%
Republic of Italy
09/27/2023	6.875%		2,900,000	3,413,515
Jordan 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%		2,500,000	2,612,462
Kazakhstan 0.1%
KazTransGas JSC(a)
09/26/2027	4.375%		3,000,000	3,021,258
Mexico 1.7%
Mexican Bonos
11/20/2036	10.000%	MXN	622,900,000	38,693,360
Mexico Government International Bond
01/21/2026	4.125%		4,000,000	4,178,808
03/28/2027	4.150%		2,500,000	2,597,257
03/08/2044	4.750%		4,774,000	4,829,073
Pemex Project Funding Master Trust
03/05/2020	6.000%		1,635,000	1,738,527
Petroleos Mexicanos
01/24/2022	4.875%		4,620,000	4,820,471
08/04/2026	6.875%		5,000,000	5,664,140
06/15/2035	6.625%		470,000	502,630
06/02/2041	6.500%		850,000	878,659
06/27/2044	5.500%		2,460,000	2,275,643
Total				66,178,568
Foreign Government Obligations(d),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Namibia 0.1%
Namibia International Bonds(a)
10/29/2025	5.250%	3,500,000	3,572,947
Norway 0.1%
Statoil ASA
01/17/2023	2.450%	2,750,000	2,729,375
05/15/2043	3.950%	1,130,000	1,180,493
Total			3,909,868
Panama 0.1%
Panama Government International Bond
01/26/2036	6.700%	3,000,000	4,004,955
Paraguay 0.1%
Paraguay Government International Bond(a)
04/15/2026	5.000%	2,300,000	2,472,622
Peru 0.1%
Peruvian Government International Bond
08/25/2027	4.125%	4,300,000	4,688,982
03/14/2037	6.550%	780,000	1,058,923
Total			5,747,905
Philippines 0.2%
Philippine Government International Bond
10/23/2034	6.375%	4,700,000	6,300,919
Poland 0.1%
Poland Government International Bond
01/22/2024	4.000%	5,300,000	5,656,939
Qatar 0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd. III(a)
09/30/2027	5.838%	6,000,000	6,741,684
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
06/24/2028	12.750%	2,000,000	3,475,308
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
10/26/2021	2.375%	4,300,000	4,197,995
Serbia 0.1%
Serbia International Bond(a)
09/28/2021	7.250%	4,500,000	5,147,815
Slovenia 0.0%
Slovenia Government International Bond(a)
02/18/2024	5.250%	1,000,000	1,145,998

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	109

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Foreign Government Obligations(d),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	1,530,000	1,567,971
Tunisia 0.1%
Banque Centrale de Tunisie International Bond(a)
01/30/2025	5.750%	3,000,000	3,003,249
Turkey 0.5%
Finansbank AS(a)
04/30/2019	6.250%	6,900,000	7,105,261
Turkey Government International Bond
03/23/2023	3.250%	30,000	28,473
04/14/2026	4.250%	8,600,000	8,216,586
03/25/2027	6.000%	3,000,000	3,200,427
Total			18,550,747
Uruguay 0.0%
Uruguay Government International Bond
06/18/2050	5.100%	1,400,000	1,560,072
Virgin Islands 0.1%
Sinopec Group Overseas Development 2015 Ltd.(a)
04/28/2020	2.500%	2,000,000	1,989,910
Total Foreign Government Obligations (Cost $285,413,181)			290,633,423

Inflation-Indexed Bonds 4.4%

United States 4.4%
U.S. Treasury Inflation-Indexed Bond
07/15/2026	0.125%	179,782,023	175,730,781
Total Inflation-Indexed Bonds (Cost $176,601,078)			175,730,781

Municipal Bonds 1.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.2%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	2,050,000	3,181,949
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	644,763
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of California
Revenue Bonds
Taxable General
Series 2013-AJ
05/15/2031	4.601%	1,000,000	1,111,460
University of Texas System (The)
Revenue Bonds
Build America Bonds
Series 2010D
08/15/2042	5.134%	2,310,000	2,860,542
Total			7,798,714
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
01/01/2029	7.045%	1,000,000	1,105,200
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	1,350,000	1,387,422
City of New York
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2010F-1
12/01/2037	6.271%	950,000	1,282,804
Total			3,775,426
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	1,160,001
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,348,011
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	935,000	1,042,880
Total			2,390,891

The accompanying Notes to Financial Statements are an integral part of this statement.
110	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,471,240
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,990,000	2,297,913
Total			4,769,153
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	2,220,000	2,690,196
Special Non Property Tax 0.0%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	2,061,216
State Appropriated 0.1%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,337,082
State General Obligation 0.4%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	3,740,000	5,579,556
Series 2010
11/01/2040	7.600%	1,245,000	1,988,178
Taxable Build America Bonds
Series 2009
04/01/2039	7.550%	1,000,000	1,573,610
State of Illinois
Unlimited General Obligation Bonds
Taxable Pension
Series 2003
06/01/2033	5.100%	3,220,000	3,214,655
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Washington
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2040	5.140%	3,545,000	4,474,676
Total			16,830,675
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	2,334,387
11/15/2040	6.814%	1,100,000	1,572,131
Total			3,906,518
Turnpike / Bridge / Toll Road 0.2%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010-S1
04/01/2040	6.918%	1,265,000	1,825,167
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	1,967,988
Series 2010A
01/01/2041	7.102%	2,020,000	3,017,739
Total			6,810,894
Water & Sewer 0.2%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2050	6.950%	270,000	403,326
New York City Water & Sewer System
Revenue Bonds
Build America Bonds
Series 2010
06/15/2042	5.724%	2,000,000	2,710,860
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,336,737

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	111

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego County Water Authority Financing Corp.
Revenue Bonds
Build America Bonds
Series 2010
05/01/2049	6.138%	1,900,000	2,684,149
Total			7,135,072
Total Municipal Bonds (Cost $50,961,640)			61,665,838

Residential Mortgage-Backed Securities - Agency 21.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 06/01/2033	5.000%	1,164,744	1,240,612
03/01/2034- 08/01/2038	5.500%	2,640,694	2,931,654
02/01/2038	6.000%	854,069	963,623
02/01/2043	3.000%	15,303,221	15,391,530
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% 07/01/2036	3.248%	2,611,800	2,757,029
12-month USD LIBOR + 1.870% 07/01/2036	3.641%	2,365,781	2,504,147
1-year CMT + 2.135% 10/01/2036	3.320%	1,998,165	2,098,152
1-year CMT + 2.253% 04/01/2037	3.202%	1,803,791	1,902,603
12-month USD LIBOR + 1.743% 02/01/2038	3.556%	1,194,574	1,252,347
12-month USD LIBOR + 0.000% 06/01/2038	3.480%	638,692	670,658
07/01/2040- 05/01/2041	3.630%	602,132	630,873
09/01/2040- 07/01/2041	4.064%	2,096,444	2,181,314
12-month USD LIBOR + 1.778% 02/01/2041	3.743%	638,190	657,638
12-month USD LIBOR + 1.890% 07/01/2041	3.649%	1,154,293	1,191,653
12-month USD LIBOR + 1.650% 12/01/2042	2.071%	3,648,579	3,664,260
12-month USD LIBOR + 1.640% 02/01/2043	2.077%	963,391	996,193
12-month USD LIBOR + 1.653% 02/01/2043	2.316%	4,039,071	4,043,681
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12-month USD LIBOR + 1.650% 06/01/2043	1.821%	792,913	816,050
Federal National Mortgage Association
08/01/2018- 05/01/2039	6.500%	826,835	938,746
07/01/2031- 01/01/2042	5.000%	23,661,525	25,606,903
04/01/2033- 01/01/2039	5.500%	10,990,478	12,182,779
07/01/2033- 11/01/2040	4.500%	14,179,214	15,334,824
12/01/2033- 09/01/2037	6.000%	5,194,689	5,878,159
10/01/2040- 04/01/2046	4.000%	77,153,078	80,899,051
12/01/2040- 05/01/2046	3.500%	147,351,425	151,730,900
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.565% 06/01/2035	3.110%	3,373,957	3,499,992
6-month USD LIBOR + 1.565% 06/01/2035	3.119%	1,367,325	1,418,591
6-month USD LIBOR + 1.565% 06/01/2035	3.136%	2,079,588	2,154,278
6-month USD LIBOR + 1.565% 06/01/2035	3.137%	1,439,638	1,493,205
1-year CMT + 2.172% 03/01/2038	3.292%	2,289,464	2,405,815
12-month USD LIBOR + 1.787% 03/01/2040	3.537%	819,565	857,994
12-month USD LIBOR + 1.790% 08/01/2040	3.535%	762,445	791,404
12-month USD LIBOR + 1.764% 10/01/2040	3.931%	1,630,770	1,691,175
12-month USD LIBOR + 1.750% 08/01/2041	3.112%	1,232,110	1,282,760
12-month USD LIBOR + 1.818% 09/01/2041	3.324%	665,044	684,704
12-month USD LIBOR + 1.610% 03/01/2047	3.191%	7,307,341	7,412,990
12-month USD LIBOR + 1.610% 04/01/2047	3.181%	7,251,644	7,382,601

The accompanying Notes to Financial Statements are an integral part of this statement.
112	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% 11/25/2035	1.852%	1,473,852	1,473,003
CMO Series 2006-43 Class FM
1-month USD LIBOR + 0.300% 06/25/2036	1.852%	554,014	553,219
CMO Series 2007-36 Class FB
1-month USD LIBOR + 0.400% 04/25/2037	1.952%	2,384,221	2,391,161
Federal National Mortgage Association(g)
01/11/2048	3.000%	112,000,000	112,000,000
01/11/2048	3.500%	75,165,000	77,173,319
01/11/2048	4.000%	22,000,000	23,006,256
01/11/2048	4.500%	58,850,000	62,610,880
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2015-HQ2 Class M3
1-month USD LIBOR + 3.250% 05/25/2025	4.802%	5,972,000	6,775,552
Government National Mortgage Association
07/20/2039- 10/20/2040	5.000%	10,040,793	10,937,796
02/15/2040- 06/15/2041	4.500%	22,914,241	24,571,797
07/15/2040- 09/20/2045	4.000%	23,387,566	24,552,348
04/20/2042- 04/20/2045	3.500%	43,711,289	45,377,558
07/20/2046	2.500%	18,091,791	17,678,776
Government National Mortgage Association(g)
01/21/2044	2.500%	15,000,000	14,647,266
01/21/2044	4.000%	45,000,000	46,908,986
01/22/2048	3.500%	15,000,000	15,506,250
Total Residential Mortgage-Backed Securities - Agency (Cost $857,416,983)			855,705,055

Residential Mortgage-Backed Securities - Non-Agency 8.8%

Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2005-6 Class 1A1
08/25/2035	3.670%	3,396,028	3,352,823
Bear Stearns Adjustable Rate Mortgage Trust(b)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% 02/25/2036	3.870%	4,119,679	4,127,651
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	1,834,005	1,886,005
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2004-UST1 Class A4
08/25/2034	3.373%	744,292	722,440
CMO Series 2005-4 Class A
08/25/2035	3.541%	3,168,818	3,220,814
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2005-6 Class A2
1-year CMT + 2.150% 09/25/2035	3.180%	2,341,500	2,364,306
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-4 Class A19
05/25/2034	5.250%	640,663	652,074
CMO Series 2004-5 Class 2A4
05/25/2034	5.500%	169,761	171,791
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2005-3 Class 1A1
07/25/2035	5.395%	6,266,523	5,869,731
Credit Suisse First Boston Mortgage-Backed Trust(c)
CMO Series 2004-AR6 Class 2A1
10/25/2034	3.511%	2,105,660	2,117,378
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2017-HL2 Class A3
10/25/2047	3.500%	7,300,453	7,367,238
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2017-HL1 Class A3
06/25/2047	3.500%	14,841,471	15,019,692
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% 05/25/2024	4.152%	5,525,000	5,865,022
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% 05/25/2024	4.152%	8,791,603	9,212,772
CMO Series 2016-C03 Class 2M2
1-month USD LIBOR + 5.900% 10/25/2028	7.452%	6,000,000	6,961,795
CMO Series 2016-C04 Class 1M2
1-month USD LIBOR + 4.250% 01/25/2029	5.802%	5,745,000	6,450,385
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	4.552%	4,630,000	4,867,428

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	113

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	3.752%	6,400,000	6,465,745
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR3 Class 4A1
08/25/2035	3.349%	748,002	739,468
CMO Series 2006-AR4 Class 1A2
01/25/2037	3.379%	3,909,074	3,566,888
Flagstar Mortgage Trust(a)
CMO Series 2017-1 Class 1A5
03/25/2047	3.500%	9,303,793	9,430,264
Flagstar Mortgage Trust(a),(c)
CMO Series 2017-2 Class A5
10/25/2047	3.500%	7,141,989	7,217,591
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2016-DNA4 Class M2
1-month USD LIBOR + 1.300% 03/25/2029	2.852%	3,650,000	3,704,415
CMO Series 2016-HQA3 Class M2
1-month USD LIBOR + 1.350% 03/25/2029	2.902%	7,500,000	7,609,533
CMO Series 2017-DNA2 Class M1
1-month USD LIBOR + 1.200% 10/25/2029	2.752%	3,361,386	3,414,173
CMO Series 2017-HQA2 Class M1
1-month USD LIBOR + 0.800% 12/25/2029	2.352%	9,634,722	9,665,820
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
09/25/2035	3.472%	2,471,896	2,520,874
GSR Mortgage Loan Trust
Series 2005-6F Class 1A5
07/25/2035	5.250%	1,945,635	2,017,652
JPMorgan Mortgage Trust(c)
CMO Series 2005-A4 Class 1A1
07/25/2035	3.526%	1,381,192	1,384,357
CMO Series 2005-A4 Class 2A1
07/25/2035	3.695%	792,195	791,101
CMO Series 2005-S2 Class 3A1
02/25/2032	7.150%	536,481	556,963
CMO Series 2006-A3 Class 7A1
04/25/2035	3.668%	1,270,492	1,280,858
CMO Series 2006-A4 Class 3A1
06/25/2036	3.563%	3,149,599	2,809,370
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	4,962,225	5,163,954
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 3A7
11/21/2034	3.465%	1,447,340	1,482,691
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2005-A2 Class A2
02/25/2035	3.041%	2,385,195	2,457,820
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2017-2 Class A1
07/25/2059	2.750%	8,564,941	8,564,129
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2017-2A Class A3
03/25/2057	4.000%	6,524,634	6,743,900
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2017-5A Class A1
3-month USD LIBOR + 1.500% 06/25/2057	3.052%	10,700,470	10,812,292
PHH Mortgage Capital Trust(c)
CMO Series 2007-6 Class A1
12/18/2037	5.898%	59,534	61,191
RALI Trust
CMO Series 2006-QS17 Class A5
12/25/2036	6.000%	6,669,450	5,885,427
Sequoia Mortgage Trust(c)
CMO Series 2012-1 Class 1A1
01/25/2042	2.865%	157,658	156,747
Sequoia Mortgage Trust(a)
CMO Series 2013-12 Class A1
12/25/2043	4.000%	1,665,437	1,722,193
CMO Series 2017-5 Class A4
08/25/2047	3.500%	5,491,525	5,568,532
CMO Series 2017-CH1 Class A1
10/25/2047	4.000%	11,727,822	12,025,864
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-8 Class 2A1
07/25/2034	3.372%	3,034,459	3,044,641
Thornburg Mortgage Securities Trust(c)
CMO Series 2006-4 Class A2B
07/25/2036	3.523%	8,409,368	8,189,260
Towd Point Mortgage Trust(a),(c)
Series 2017-3 Class M1
07/25/2057	3.500%	16,257,000	16,307,192
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	406,463	425,142

The accompanying Notes to Financial Statements are an integral part of this statement.
114	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2005-AR7 Class A3
08/25/2035	3.255%	4,142,743	4,167,895
Wells Fargo Mortgage-Backed Securities(c)
CMO Series 2005-AR4 Class 2A1
04/25/2035	3.422%	2,536,079	2,553,701
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2004-4 Class A9
05/25/2034	5.500%	749,403	763,288
CMO Series 2005-17 Class 1A1
01/25/2036	5.500%	109,432	107,927
CMO Series 2005-17 Class 2A1
01/25/2036	5.500%	4,661,318	4,645,407
CMO Series 2005-18 Class 1A1
01/25/2036	5.500%	4,298,601	4,260,661
CMO Series 2005-9 Class 1A11
10/25/2035	5.500%	771,767	772,984
CMO Series 2006-10 Class A4
08/25/2036	6.000%	638,021	637,257
CMO Series 2006-13 Class A5
10/25/2036	6.000%	3,145,011	3,114,535
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	1,356,672	1,336,195
CMO Series 2006-8 Class A10
07/25/2036	6.000%	2,046,382	2,060,921
CMO Series 2006-8 Class A15
07/25/2036	6.000%	2,990,038	3,011,282
CMO Series 2006-8 Class A9
07/25/2036	6.000%	2,582,608	2,600,956
CMO Series 2007-11 Class A3
08/25/2037	6.000%	674,748	674,745
CMO Series 2007-11 Class A36
08/25/2037	6.000%	4,909,385	4,909,363
CMO Series 2007-13 Class A1
09/25/2037	6.000%	2,840,514	2,857,477
CMO Series 2007-14 Class 2A2
10/25/2022	5.500%	519,370	530,503
CMO Series 2007-15 Class A1
11/25/2037	6.000%	1,094,455	1,087,629
CMO Series 2007-16 Class 1A1
12/28/2037	6.000%	330,938	344,787
CMO Series 2007-4 Class A15
04/25/2037	6.000%	1,128,183	1,141,953
CMO Series 2007-7 Class A1
06/25/2037	6.000%	1,676,837	1,667,294
CMO Series 2008-1 Class 4A1
02/25/2038	5.750%	1,215,305	1,273,857
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006-6 Class 1A16
05/25/2036	5.750%	5,707,003	5,717,517
Series 2007-10 Class 2A9
07/25/2037	6.000%	5,789,649	5,634,986
Series 2007-12 Class A7
09/25/2037	5.500%	1,184,298	1,190,075
Series 2007-8 Class 2A2
07/25/2037	6.000%	2,797,521	2,809,778
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-A Class A1
02/25/2034	3.560%	412,478	424,806
CMO Series 2004-Z Class 2A2
12/25/2034	3.744%	2,273,342	2,312,881
CMO Series 2005-AR10 Class 2A17
06/25/2035	3.473%	4,493,142	4,604,145
CMO Series 2005-AR12 Class 2A6
06/25/2035	3.451%	2,616,302	2,643,655
CMO Series 2005-AR16 Class 3A2
03/25/2035	3.481%	2,443,604	2,469,098
CMO Series 2005-AR16 Class 6A3
10/25/2035	3.446%	4,321,419	4,344,980
CMO Series 2006-AR1 Class 1A1
03/25/2036	3.274%	4,718,718	4,488,883
CMO Series 2006-AR10 Class 1A1
07/25/2036	3.354%	1,297,151	1,260,932
CMO Series 2006-AR10 Class 2A1
07/25/2036	3.376%	1,406,994	1,397,211
CMO Series 2006-AR10 Class 4A1
07/25/2036	3.281%	4,308,932	4,347,122
CMO Series 2006-AR10 Class 5A6
07/25/2036	3.387%	1,826,338	1,842,032
CMO Series 2006-AR12 Class 1A1
09/25/2036	3.754%	1,770,842	1,752,480
CMO Series 2006-AR14 Class 1A7
10/25/2036	3.584%	3,784,141	3,594,936
CMO Series 2006-AR14 Class 2A1
10/25/2036	3.628%	2,553,262	2,514,202
CMO Series 2006-AR16 Class A1
10/25/2036	3.724%	4,205,694	4,120,983
CMO Series 2006-AR19 Class A1
12/25/2036	3.702%	4,753,747	4,415,786
CMO Series 2006-AR2 Class 2A3
03/25/2036	3.545%	1,327,815	1,338,596
CMO Series 2006-AR5 Class 2A1
04/25/2036	3.326%	6,261,656	5,915,205

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	115

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR7 Class 2A1
05/25/2036	3.336%	2,121,560	2,101,034
CMO Series 2007-AR10 Class 1A1
01/25/2038	3.806%	491,252	466,083
CMO Series 2007-AR7 Class A1
12/28/2037	3.715%	911,445	883,456
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $346,961,607)			349,126,871

U.S. Government & Agency Obligations 0.7%

Federal National Mortgage Association
11/15/2030	6.625%	21,360,000	30,020,519
Total U.S. Government & Agency Obligations (Cost $27,237,963)			30,020,519

U.S. Treasury Obligations 6.3%

U.S. Treasury(h)
11/15/2018	1.250%	15,000,000	14,932,346
U.S. Treasury
04/30/2021	2.250%	18,000,000	18,119,387
11/30/2022	2.000%	5,000,000	4,954,823
02/15/2039	3.500%	5,400,000	6,167,556
11/15/2039	4.375%	8,800,000	11,324,522
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2040	4.625%	6,000,000	7,978,864
11/15/2041	3.125%	2,300,000	2,473,244
02/15/2042	3.125%	12,000,000	12,902,908
05/15/2042	3.000%	22,000,000	23,165,974
11/15/2042	2.750%	2,800,000	2,818,001
05/15/2043	2.875%	13,000,000	13,369,132
08/15/2044	3.125%	38,000,000	40,841,411
11/15/2044	3.000%	36,000,000	37,826,950
02/15/2045	2.500%	21,500,000	20,502,476
05/15/2045	3.000%	27,100,000	28,465,874
11/15/2045	3.000%	2,000,000	2,100,829
Total U.S. Treasury Obligations (Cost $242,787,928)			247,944,297

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(i),(j)	109,784,057	109,784,057
Total Money Market Funds (Cost $109,777,706)		109,784,057
Total Investments (Cost: $4,201,527,165)		4,272,988,653
Other Assets & Liabilities, Net		(327,696,999)
Net Assets		3,945,291,654

At December 31, 2017, securities and/or cash totaling $13,034,894 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
42,825,552,167 CLP	68,856,046 USD	Goldman Sachs	03/21/2018	—	(695,906)
36,376,866,997 COP	12,037,348 USD	Goldman Sachs	03/21/2018	—	(71,128)
266,690,661,720 IDR	19,466,472 USD	Goldman Sachs	03/21/2018	—	(142,493)
767,281,795 INR	11,776,254 USD	Goldman Sachs	03/21/2018	—	(156,927)
2,007,090,058 PHP	39,494,098 USD	Goldman Sachs	03/21/2018	—	(603,355)
141,395,521 PLN	39,491,575 USD	Goldman Sachs	03/21/2018	—	(1,139,421)
2,584,720,080 THB	79,407,683 USD	Goldman Sachs	03/21/2018	—	(46,077)
1,268,702 USD	789,538,917 CLP	Goldman Sachs	03/21/2018	13,569	—
12,005,567 USD	36,376,866,997 COP	Goldman Sachs	03/21/2018	102,910	—
58,969,048 USD	805,222,350,947 IDR	Goldman Sachs	03/21/2018	236,536	—
29,807,422 USD	121,420,532 MYR	Goldman Sachs	03/21/2018	47,030	—
39,486,328 USD	2,007,090,058 PHP	Goldman Sachs	03/21/2018	611,124	—
881,065 USD	3,060,642 PLN	Goldman Sachs	03/21/2018	—	(1,567)
19,701,490 USD	1,171,253,611 RUB	Goldman Sachs	03/21/2018	392,368	—
40,012,020 USD	1,295,189,088 THB	Goldman Sachs	03/21/2018	—	(198,176)
19,305,869 USD	76,070,917 TRY	Goldman Sachs	03/21/2018	311,692	—
77,236,405 USD	1,020,998,836 ZAR	Goldman Sachs	03/22/2018	4,331,936	—
1,068,315,125 ZAR	77,885,479 USD	Goldman Sachs	03/22/2018	—	(7,462,994)
30,987,999 AUD	23,336,523 USD	JPMorgan	03/21/2018	—	(838,154)
10,494,110 EUR	12,466,509 USD	JPMorgan	03/21/2018	—	(183,646)
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,543,906,609 HUF	39,770,255 USD	JPMorgan	03/21/2018	—	(1,100,679)
808,696,764 MXN	41,943,765 USD	JPMorgan	03/21/2018	1,381,948	—
8,134,751 NOK	995,140 USD	JPMorgan	03/21/2018	2,238	—
16,931,724 NZD	11,832,227 USD	JPMorgan	03/21/2018	—	(155,671)
49,887,272 SEK	5,953,760 USD	JPMorgan	03/21/2018	—	(156,495)
11,828,356 USD	15,412,543 AUD	JPMorgan	03/21/2018	195,435	—
1,086,364 USD	279,423,411 HUF	JPMorgan	03/21/2018	—	(3,246)
875,646 USD	17,336,226 MXN	JPMorgan	03/21/2018	—	(6,112)
79,273,601 USD	660,130,381 NOK	JPMorgan	03/21/2018	1,299,788	—
5,930,100 USD	49,887,272 SEK	JPMorgan	03/21/2018	180,156	—
11,958,834 USD	356,600,463 TWD	JPMorgan	03/21/2018	167,921	—
43,885,671 USD	4,946,547,027 JPY	JPMorgan	03/22/2018	192,025	—
42,978,690 CHF	43,738,579 USD	UBS	03/21/2018	—	(614,237)
405,971 USD	393,472 CHF	UBS	03/21/2018	81	—
Total				9,466,757	(13,576,284)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	193	03/2018	USD	30,089,872	—	(29,189)
U.S. Treasury 2-Year Note	708	03/2018	USD	151,858,155	—	(300,528)
U.S. Treasury 5-Year Note	6	03/2018	USD	698,733	—	(3,250)
Total					—	(332,967)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,153)	03/2018	USD	(143,749,076)	501,009	—
U.S. Treasury Ultra 10-Year Note	(1,183)	03/2018	USD	(159,797,700)	532,794	—
Total					1,033,803	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Goldman Sachs	12/20/2022	5.000	Quarterly	3.068	USD	199,680,000	1,622,242	—	—	1,622,242	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $801,089,189, which represents 20.30% of net assets.
(b)	Variable rate security.
(c)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	117

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Notes to Portfolio of Investments  (continued)
(f)	Principal and interest may not be guaranteed by the government.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	30,179,932	1,169,670,899	(1,090,066,774)	109,784,057	(123)	6,351	636,707	109,784,057
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russia Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Fair value measurements  (continued)
¦
Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	149,168,159	—	—	149,168,159
Commercial Mortgage-Backed Securities - Non-Agency	—	345,810,758	—	—	345,810,758
Corporate Bonds & Notes	—	1,657,398,895	—	—	1,657,398,895
Foreign Government Obligations	—	290,633,423	—	—	290,633,423
Inflation-Indexed Bonds	—	175,730,781	—	—	175,730,781
Municipal Bonds	—	61,665,838	—	—	61,665,838
Residential Mortgage-Backed Securities - Agency	—	855,705,055	—	—	855,705,055
Residential Mortgage-Backed Securities - Non-Agency	—	349,126,871	—	—	349,126,871
U.S. Government & Agency Obligations	—	30,020,519	—	—	30,020,519
U.S. Treasury Obligations	247,944,297	—	—	—	247,944,297
Money Market Funds	—	—	—	109,784,057	109,784,057
Total Investments	247,944,297	3,915,260,299	—	109,784,057	4,272,988,653
Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	119

Portfolio of Investments   (continued)
Variable Portfolio – American Century Diversified Bond Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	9,466,757	—	—	9,466,757
Futures Contracts	1,033,803	—	—	—	1,033,803
Swap Contracts	—	1,622,242	—	—	1,622,242
Liability
Forward Foreign Currency Exchange Contracts	—	(13,576,284)	—	—	(13,576,284)
Futures Contracts	(332,967)	—	—	—	(332,967)
Total	248,645,133	3,912,773,014	—	109,784,057	4,271,202,204
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – CenterSquare Real Estate Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 1.4%
Hotels, Restaurants & Leisure 1.4%
Hotels, Resorts & Cruise Lines 1.4%
Hilton Worldwide Holdings, Inc.	78,270	6,250,642
Total Consumer Discretionary		6,250,642
Real Estate 97.3%
Equity Real Estate Investment Trusts (REITS) 97.3%
Diversified REITs 3.5%
STORE Capital Corp.	244,930	6,377,977
VEREIT, Inc.	1,204,360	9,381,965
Total		15,759,942
Health Care REITs 8.7%
HCP, Inc.	455,580	11,881,526
Healthcare Trust of America, Inc., Class A	458,910	13,785,656
Medical Properties Trust, Inc.	308,593	4,252,412
Welltower, Inc.	153,140	9,765,738
Total		39,685,332
Hotel & Resort REITs 4.8%
Chesapeake Lodging Trust	118,880	3,220,459
Host Hotels & Resorts, Inc.	206,250	4,094,063
LaSalle Hotel Properties	215,660	6,053,576
Park Hotels & Resorts, Inc.	164,160	4,719,600
Sunstone Hotel Investors, Inc.	222,060	3,670,652
Total		21,758,350
Industrial REITs 9.5%
DCT Industrial Trust, Inc.	86,340	5,075,065
Duke Realty Corp.	312,343	8,498,853
ProLogis, Inc.	368,870	23,795,804
STAG Industrial, Inc.	213,560	5,836,595
Total		43,206,317
Office REITs 18.3%
Alexandria Real Estate Equities, Inc.	86,720	11,324,765
Boston Properties, Inc.	112,080	14,573,762
Columbia Property Trust, Inc.	165,430	3,796,619
Corporate Office Properties Trust	176,230	5,145,916
Cousins Properties, Inc.	442,330	4,091,552
Douglas Emmett, Inc.	122,716	5,038,719
Highwoods Properties, Inc.	131,480	6,693,647
Common Stocks (continued)
Issuer	Shares	Value ($)
Hudson Pacific Properties, Inc.	150,380	5,150,515
JBG SMITH Properties	132,300	4,594,779
Kilroy Realty Corp.	81,570	6,089,200
Mack-Cali Realty Corp.	353,910	7,630,300
Vornado Realty Trust	114,260	8,932,847
Total		83,062,621
Residential REITs 18.7%
American Homes 4 Rent, Class A	461,370	10,076,321
Apartment Investment & Management Co., Class A	153,610	6,714,293
AvalonBay Communities, Inc.	127,920	22,822,207
Camden Property Trust	85,290	7,851,797
Essex Property Trust, Inc.	35,920	8,670,010
Invitation Homes, Inc.	380,845	8,976,517
Sun Communities, Inc.	108,200	10,038,796
UDR, Inc.	252,350	9,720,522
Total		84,870,463
Retail REITs 17.0%
DDR Corp.	365,770	3,277,299
GGP, Inc.	422,540	9,883,211
Kimco Realty Corp.	241,500	4,383,225
Realty Income Corp.	113,750	6,486,025
Regency Centers Corp.	136,840	9,466,591
Simon Property Group, Inc.	175,410	30,124,914
Taubman Centers, Inc.	37,710	2,467,365
Urban Edge Properties	190,984	4,868,182
Weingarten Realty Investors	190,544	6,263,181
Total		77,219,993
Specialized REITs 16.8%
CubeSmart	462,312	13,370,063
CyrusOne, Inc.	140,914	8,388,610
Equinix, Inc.	60,060	27,220,393
Extra Space Storage, Inc.	59,520	5,205,024
Iron Mountain, Inc.	339,550	12,811,222

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	121

Portfolio of Investments   (continued)
Variable Portfolio – CenterSquare Real Estate Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Public Storage	26,620	5,563,580
QTS Realty Trust Inc., Class A	66,815	3,618,700
Total		76,177,592
Total Equity Real Estate Investment Trusts (REITS)		441,740,610
Total Real Estate		441,740,610
Total Common Stocks (Cost: $441,737,618)		447,991,252

Money Market Funds 0.6%
Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(b)	2,687,925	2,687,925
Total Money Market Funds (Cost: $2,687,714)		2,687,925
Total Investments (Cost $444,425,332)		450,679,177
Other Assets & Liabilities, Net		2,961,020
Net Assets		$453,640,197

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	6,686,172	69,739,655	(73,737,902)	2,687,925	(441)	211	43,666	2,687,925
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – CenterSquare Real Estate Fund, December 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	6,250,642	—	—	—	6,250,642
Real Estate	441,740,610	—	—	—	441,740,610
Total Common Stocks	447,991,252	—	—	—	447,991,252
Money Market Funds	—	—	—	2,687,925	2,687,925
Total Investments	447,991,252	—	—	2,687,925	450,679,177
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	123

Portfolio of Investments
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.2%
Issuer	Shares	Value ($)
Australia 1.1%
Domino’s Pizza Enterprises Ltd.	36,638	1,331,644
Belgium 1.1%
Melexis NV	13,572	1,373,911
Brazil 0.8%
Odontoprev SA	196,400	942,005
Cambodia 1.6%
NagaCorp Ltd.	2,527,000	1,951,650
Canada 4.2%
AG Growth International, Inc.	35,958	1,525,855
Boardwalk Real Estate Investment Trust	27,103	929,092
CAE, Inc.	73,548	1,366,226
ShawCor Ltd.	29,882	651,841
Winpak Ltd.	15,814	588,779
Total		5,061,793
Cayman Islands 2.4%
Netshoes Cayman Ltd.(a)	59,242	468,012
Parade Technologies Ltd.	50,000	985,881
Silicon Motion Technology Corp., ADR	15,784	835,920
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)	322,000	648,711
Total		2,938,524
China 2.2%
51job, Inc., ADR(a)	22,086	1,343,933
China Medical System Holdings Ltd.	590,000	1,373,397
Total		2,717,330
Denmark 1.8%
SimCorp AS	37,840	2,154,636
Finland 0.7%
Ahlstrom-Munksjo Oyj	41,841	912,187
France 1.2%
Akka Technologies	13,995	777,465
Elior Group SA	33,211	686,385
Total		1,463,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 9.0%
AURELIUS Equity Opportunities SE & Co. KGaA	18,133	1,236,565
CTS Eventim AG & Co. KGaA	18,697	869,254
Deutsche Beteiligungs AG	31,476	1,773,030
Nemetschek SE	25,026	2,238,828
Norma Group SE	13,801	924,054
Stroeer SE & Co. KGaA	32,636	2,404,751
Vapiano SE(a)	49,108	1,428,864
Total		10,875,346
Hong Kong 1.7%
Value Partners Group Ltd.	327,000	346,613
Vitasoy International Holdings Ltd.	660,000	1,687,595
Total		2,034,208
India 3.5%
Care Ratings Ltd.	64,522	1,346,643
GRUH Finance Ltd.	169,058	1,330,163
TVS Motor Co., Ltd.	126,170	1,521,781
Total		4,198,587
Indonesia 1.7%
PT Link Net Tbk	1,892,400	767,855
PT Media Nusantara Citra Tbk	5,805,020	549,803
PT Tower Bersama Infrastructure Tbk	1,530,100	723,002
Total		2,040,660
Ireland 1.1%
UDG Healthcare PLC	116,091	1,321,671
Italy 2.8%
Brembo SpA	141,607	2,152,722
Industria Macchine Automatiche SpA	15,847	1,289,150
Total		3,441,872
Japan 19.0%
Aeon Credit Service Co., Ltd.	40,500	941,259
Aeon Mall Co., Ltd.	68,500	1,337,852
Aica Kogyo Co., Ltd.	35,000	1,297,500
Asahi Intecc Co., Ltd.	26,400	904,811
CyberAgent, Inc.	21,500	837,913
Daiseki Co., Ltd.	35,300	981,454
Fuji Oil Holdings, Inc.	25,200	735,734
Glory Ltd.	32,200	1,213,755

The accompanying Notes to Financial Statements are an integral part of this statement.
124	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Istyle, Inc.	83,300	648,656
Mandom Corp.	24,400	798,431
Milbon Co., Ltd.	26,600	892,798
Miura Co., Ltd.	28,300	759,756
MonotaRO Co., Ltd	38,200	1,217,428
Nabtesco Corp.	16,800	641,957
Nakanishi, Inc.	19,200	1,001,028
NGK Spark Plug Co., Ltd.	45,200	1,095,528
Nihon M&A Center, Inc.	5,600	266,620
Nippon Shinyaku Co., Ltd.	8,800	654,586
NOF Corp.	31,400	841,028
OSG Corp.	31,700	684,783
Otsuka Corp.	14,600	1,118,147
Persol Holdings Co., Ltd.	23,400	585,851
Seria Co., Ltd.	16,700	1,004,956
Seven Bank Ltd.	257,500	879,408
Sohgo Security Services Co., Ltd.	21,400	1,163,102
Ushio, Inc.	41,800	596,251
Total		23,100,592
Malta 2.1%
Kindred Group PLC	179,696	2,571,748
Mexico 1.2%
Grupo Aeroportuario del Centro Norte SAB de CV	173,400	898,726
Grupo Aeroportuario del Sureste SAB de CV, ADR	3,245	592,245
Total		1,490,971
Netherlands 1.2%
Aalberts Industries NV	29,207	1,485,690
New Zealand 1.2%
Restaurant Brands New Zealand Ltd.	287,320	1,485,559
Norway 1.9%
Atea ASA	139,296	1,959,502
XXL ASA(b)	29,828	308,794
Total		2,268,296
Singapore 0.9%
Mapletree Commercial Trust	884,478	1,071,333
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 2.2%
Clicks Group Ltd.	59,269	867,682
Famous Brands Ltd.(a)	155,658	1,295,714
PSG Group Ltd.	22,603	493,256
Total		2,656,652
South Korea 4.1%
GS Retail Co., Ltd.	34,338	1,291,775
Koh Young Technology, Inc.	15,427	1,188,854
Korea Investment Holdings Co., Ltd.	19,959	1,285,112
Modetour Network, Inc.	44,737	1,274,558
Total		5,040,299
Spain 0.9%
Prosegur Cia de Seguridad SA, Registered Shares	143,727	1,129,552
Sweden 4.3%
Byggmax Group AB	162,045	1,086,476
NetEnt AB	164,549	1,133,354
Recipharm AB, B Shares	93,691	1,127,865
Sweco AB, Class B	59,422	1,316,931
Trelleborg AB, Class B	23,490	544,075
Total		5,208,701
Switzerland 1.4%
Inficon Holding AG	2,760	1,723,495
Taiwan 2.9%
Basso Industry Corp.	360,000	804,760
Silergy Corp.	69,500	1,588,118
Voltronic Power Technology Corp.	65,691	1,136,847
Total		3,529,725
Thailand 2.9%
Beauty Community PCL	2,457,000	1,568,137
Home Product Center PCL, Foreign Registered Shares	2,309,400	907,037
Tisco Financial Group PCL	374,400	1,016,704
Total		3,491,878
Turkey 0.6%
Logo Yazilim Sanayi Ve Ticaret AS(a)	44,431	688,648

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	125

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 13.9%
Ascential PLC	269,762	1,399,088
Assura PLC	1,256,128	1,083,720
Big Yellow Group PLC	88,035	1,033,492
Connect Group PLC	147,628	223,238
Domino’s Pizza Group PLC	307,312	1,434,370
Halma PLC	77,884	1,323,340
Hastings Group Holdings PLC	473,812	2,047,096
Intermediate Capital Group PLC	52,012	803,111
LivaNova PLC(a)	8,049	643,276
Polypipe Group PLC	220,692	1,171,608
PureCircle Ltd.(a)	111,231	701,334
Rightmove PLC	23,932	1,452,331
Spirax-Sarco Engineering PLC	17,089	1,292,009
WH Smith PLC	70,375	2,230,046
Total		16,838,059
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 0.6%
Ultragenyx Pharmaceutical, Inc.(a)	16,536	766,940
Total Common Stocks (Cost $99,058,687)		119,308,012

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(d)	3,117,959	3,117,959
Total Money Market Funds (Cost $3,117,804)		3,117,959
Total Investments (Cost $102,176,491)		122,425,971
Other Assets & Liabilities, Net		(973,892)
Net Assets		$121,452,079

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $957,505, which represents 0.79% of net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	1,658,199	42,714,097	(41,254,337)	3,117,959	(397)	188	34,480	3,117,959
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2017
Fair value measurements  (continued)
¦
Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	1,331,644	—	—	1,331,644
Belgium	—	1,373,911	—	—	1,373,911
Brazil	942,005	—	—	—	942,005
Cambodia	—	1,951,650	—	—	1,951,650
Canada	5,061,793	—	—	—	5,061,793
Cayman Islands	1,303,932	1,634,592	—	—	2,938,524
China	1,343,933	1,373,397	—	—	2,717,330
Denmark	—	2,154,636	—	—	2,154,636
Finland	—	912,187	—	—	912,187
France	—	1,463,850	—	—	1,463,850
Germany	—	10,875,346	—	—	10,875,346
Hong Kong	—	2,034,208	—	—	2,034,208
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	127

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
India	—	4,198,587	—	—	4,198,587
Indonesia	—	2,040,660	—	—	2,040,660
Ireland	—	1,321,671	—	—	1,321,671
Italy	—	3,441,872	—	—	3,441,872
Japan	—	23,100,592	—	—	23,100,592
Malta	—	2,571,748	—	—	2,571,748
Mexico	1,490,971	—	—	—	1,490,971
Netherlands	—	1,485,690	—	—	1,485,690
New Zealand	—	1,485,559	—	—	1,485,559
Norway	—	2,268,296	—	—	2,268,296
Singapore	—	1,071,333	—	—	1,071,333
South Africa	—	2,656,652	—	—	2,656,652
South Korea	—	5,040,299	—	—	5,040,299
Spain	—	1,129,552	—	—	1,129,552
Sweden	—	5,208,701	—	—	5,208,701
Switzerland	—	1,723,495	—	—	1,723,495
Taiwan	—	3,529,725	—	—	3,529,725
Thailand	—	3,491,878	—	—	3,491,878
Turkey	—	688,648	—	—	688,648
United Kingdom	643,276	16,194,783	—	—	16,838,059
United States	766,940	—	—	—	766,940
Total Common Stocks	11,552,850	107,755,162	—	—	119,308,012
Money Market Funds	—	—	—	3,117,959	3,117,959
Total Investments	11,552,850	107,755,162	—	3,117,959	122,425,971
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – DFA International Value Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.6%
Issuer	Shares	Value ($)
Australia 6.2%
Aurizon Holdings Ltd.	116,917	450,511
Australia & New Zealand Banking Group Ltd.	765,441	17,076,263
Bank of Queensland Ltd.	95,335	942,983
Bendigo & Adelaide Bank Ltd.	265,195	2,406,511
BHP Billiton Ltd.	1,163,894	26,735,706
BHP Billiton Ltd., ADR	41,327	1,900,629
BlueScope Steel Ltd.	244,859	2,916,408
Boral Ltd.	564,536	3,417,589
Crown Resorts Ltd.	29,615	300,188
Downer EDI Ltd.	68,195	366,868
Fortescue Metals Group Ltd.	1,399,675	5,296,886
Incitec Pivot Ltd.	802,476	2,431,552
LendLease Group	265,410	3,374,241
National Australia Bank Ltd.	21,507	493,912
Newcrest Mining Ltd.	188,521	3,356,049
Oil Search Ltd.	23,359	141,430
Origin Energy Ltd.(a)	723,564	5,300,250
QBE Insurance Group Ltd.	375,226	3,114,579
Rio Tinto Ltd.	2,443	143,636
Santos Ltd.(a)	990,464	4,192,406
South32 Ltd.	1,649,279	4,470,453
South32 Ltd., ADR	31,453	425,402
Star Entertainment Group Ltd. (The)	344,501	1,627,717
Suncorp Group Ltd.	299,222	3,225,089
Tabcorp Holdings Ltd	65,098	282,436
Woodside Petroleum Ltd.	636,196	16,368,054
Total		110,757,748
Austria 0.0%
OMV AG	10,116	641,233
Raiffeisen Bank International AG(a)	5,793	209,912
Total		851,145
Belgium 1.0%
Ageas	97,010	4,739,119
KBC Group NV	56,957	4,859,644
Solvay SA	41,161	5,723,953
UCB SA	28,601	2,271,092
Total		17,593,808
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 1.8%
AP Moller - Maersk A/S, Class A	1,833	3,060,564
AP Moller - Maersk A/S, Class B	2,830	4,944,188
Carlsberg A/S, Class B	49,567	5,951,523
Danske Bank A/S	93,041	3,622,851
DSV A/S	75,484	5,944,120
ISS A/S	87,856	3,402,549
Vestas Wind Systems A/S	63,235	4,370,101
Total		31,295,896
Finland 1.0%
Fortum OYJ	203,581	4,030,398
Nokia OYJ	272,462	1,273,000
Stora Enso OYJ, Class R	368,420	5,843,881
UPM-Kymmene OYJ	219,885	6,835,806
Total		17,983,085
France 10.1%
AXA SA	214,626	6,369,729
BNP Paribas SA	297,270	22,203,280
Bollore SA	278,871	1,515,083
Bollore SA(a)	1,118	6,104
Bouygues SA	108,687	5,647,971
Casino Guichard Perrachon SA	37,370	2,267,028
Cie de Saint-Gobain	61,122	3,372,044
Cie Generale des Etablissements Michelin	14,253	2,044,479
CNP Assurances	124,419	2,874,464
Credit Agricole SA	259,825	4,302,162
Electricite de France SA	144,159	1,802,338
Engie SA	862,887	14,841,518
Natixis SA	201,159	1,592,014
Orange SA	1,134,294	19,700,212
Peugeot SA	425,485	8,655,831
Renault SA	169,899	17,105,322
SCOR SE	82,148	3,306,370
Societe Generale SA	189,613	9,794,177
STMicroelectronics NV	97,877	2,137,952
Total SA	857,349	47,366,012
Vivendi SA	84,498	2,273,049
Total		179,177,139

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	129

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 8.6%
Allianz SE, Registered Shares	49,056	11,226,356
Bayerische Motoren Werke AG	217,491	22,549,927
CECONOMY AG	13,466	203,238
Commerzbank AG(a)	461,923	6,890,632
Daimler AG, Registered Shares	518,489	43,843,659
Deutsche Bank AG, Registered Shares	450,290	8,516,775
Deutsche Bank AG, Registered Shares	82,065	1,561,697
Deutsche Lufthansa AG, Registered Shares	218,589	8,027,397
E.ON SE	17,774	192,602
Fraport AG Frankfurt Airport Services Worldwide	11,462	1,258,971
Fresenius Medical Care AG & Co. KGaA	18,741	1,967,987
Hannover Rueckversicherung AG	8,448	1,059,919
HeidelbergCement AG	86,649	9,342,959
Innogy SE(b)	52,543	2,056,359
Linde AG(a)	14,719	3,437,632
Metro AG(a)	167,433	3,335,048
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	31,973	6,904,565
RWE AG	354,730	7,218,904
Talanx AG	43,989	1,792,626
Telefonica Deutschland Holding AG	278,615	1,394,395
Uniper SE	165,242	5,154,903
Volkswagen AG	21,503	4,339,498
Total		152,276,049
Hong Kong 2.8%
Cathay Pacific Airways Ltd.(a)	998,000	1,547,112
CK Hutchison Holdings Ltd.	945,768	11,850,758
Guoco Group Ltd.	1,000	12,839
Hang Lung Group Ltd.	594,000	2,183,992
Hang Lung Properties Ltd.	1,029,000	2,506,617
Henderson Land Development Co., Ltd.	95,924	630,701
Hopewell Holdings Ltd.	200,500	739,858
Kerry Properties Ltd.	416,000	1,868,795
MTR Corp.	198,505	1,161,876
New World Development Co., Ltd.	3,263,806	4,891,720
NWS Holdings Ltd.	658,296	1,185,501
Shangri-La Asia Ltd.	624,000	1,413,108
Sino Land Co., Ltd.	136,109	240,792
Common Stocks (continued)
Issuer	Shares	Value ($)
SJM Holdings Ltd.	624,000	557,567
Sun Hung Kai Properties Ltd.	472,476	7,866,280
Swire Pacific Ltd., Class A	332,000	3,071,772
Swire Pacific Ltd., Class B	510,000	792,685
Wharf Holdings Ltd. (The)	367,000	1,265,597
Wharf Real Estate Investment Co., Ltd.(a)	158,000	1,051,601
Wheelock & Co., Ltd.	600,000	4,276,945
Yue Yuen Industrial Holdings Ltd.	174,000	683,186
Total		49,799,302
Ireland 0.4%
Bank of Ireland Group PLC(a)	356,762	3,037,090
CRH PLC	69,274	2,493,234
CRH PLC, ADR	53,470	1,929,733
Paddy Power Betfair PLC	1,269	151,043
Total		7,611,100
Israel 0.4%
Bank Hapoalim BM	366,066	2,688,305
Bank Leumi Le-Israel BM	677,605	4,078,641
Mizrahi Tefahot Bank Ltd.	24,575	452,675
Teva Pharmaceutical Industries Ltd., ADR	3,676	69,660
Total		7,289,281
Italy 1.1%
ENI SpA	111,117	1,839,866
Mediobanca SpA	311,573	3,536,533
Telecom Italia SpA(a)	3,419,030	2,955,722
UniCredit SpA(a)	610,372	11,410,082
Total		19,742,203
Japan 26.0%
Aeon Co., Ltd.	105,500	1,779,538
Aisin Seiki Co., Ltd.	27,600	1,546,224
Alfresa Holdings Corp.	23,000	538,717
Amada Holdings Co., Ltd.	31,600	429,035
Aoyama Trading Co., Ltd.	2,800	104,633
Asahi Glass Co., Ltd.	154,600	6,682,498
Asahi Kasei Corp.	84,100	1,082,316
Bank of Kyoto Ltd. (The)	23,000	1,194,455
Canon Marketing Japan, Inc.	26,800	723,388
Chiba Bank Ltd. (The)	267,000	2,214,166

The accompanying Notes to Financial Statements are an integral part of this statement.
130	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Chugoku Bank Ltd. (The)	51,000	679,698
Citizen Watch Co., Ltd.	223,000	1,633,361
Coca-Cola Bottlers Japan Holdings, Inc.	14,225	519,051
COMSYS Holdings Corp.	13,300	385,603
Concordia Financial Group Ltd.	496,000	2,983,176
Credit Saison Co., Ltd.	32,800	595,626
Dai Nippon Printing Co., Ltd.	109,000	2,426,695
Daido Steel Co., Ltd.	3,700	226,807
Dai-ichi Life Holdings, Inc.	226,200	4,648,895
Daiwa Securities Group, Inc.	145,000	907,194
Denka Co., Ltd.	37,000	1,476,452
Denso Corp.	23,700	1,419,838
DIC Corp.	32,100	1,207,626
Ebara Corp.	52,600	1,998,345
Fuji Media Holdings, Inc.	11,100	174,226
FUJIFILM Holdings Corp.	158,900	6,483,909
Fukuoka Financial Group, Inc.	326,000	1,824,199
Furukawa Electric Co., Ltd.	8,900	437,578
Glory Ltd.	16,800	633,264
Gunma Bank Ltd. (The)	114,000	686,873
H2O Retailing Corp.	53,300	1,114,213
Hachijuni Bank Ltd. (The)	126,000	720,004
Hankyu Hanshin Holdings, Inc.	106,200	4,265,850
Heiwa Corp.	8,600	161,344
Hiroshima Bank Ltd. (The)	80,500	698,435
Hitachi Capital Corp.	30,500	764,847
Hitachi Chemical Co., Ltd.	56,400	1,444,174
Hitachi Construction Machine Co., Ltd.	42,800	1,551,139
Hitachi Ltd.	1,984,000	15,392,270
Hitachi Metals Ltd.	113,700	1,626,198
Hitachi Transport System Ltd	20,800	541,244
Hokuhoku Financial Group, Inc.	36,100	562,493
Honda Motor Co., Ltd.	849,700	28,998,137
House Foods Group, Inc.	10,500	348,021
Ibiden Co., Ltd.	82,900	1,237,415
Idemitsu Kosan Co., Ltd.	46,700	1,870,603
IHI Corp.	15,900	527,346
Iida Group Holdings Co., Ltd.	63,400	1,193,357
Inpex Corp.	460,300	5,728,903
Common Stocks (continued)
Issuer	Shares	Value ($)
Isetan Mitsukoshi Holdings Ltd.	97,400	1,205,310
ITOCHU Corp.	248,500	4,632,418
Iyo Bank Ltd. (The)	77,600	620,072
J. Front Retailing Co., Ltd.	160,500	3,016,140
JFE Holdings, Inc.	321,700	7,687,801
JSR Corp.	35,500	697,372
JTEKT Corp.	161,100	2,760,310
JXTG Holdings, Inc.	846,100	5,437,300
Kamigumi Co., Ltd.	51,500	1,138,117
Kaneka Corp.	193,000	1,759,109
Kawasaki Heavy Industries Ltd.	7,500	262,385
Kawasaki Kisen Kaisha Ltd.(a)	38,200	970,738
Kinden Corp.	26,800	436,352
Kobe Steel Ltd.(a)	206,500	1,905,718
Konica Minolta, Inc.	374,000	3,588,500
K’s Holdings Corp.	40,400	1,033,920
Kuraray Co., Ltd.	259,300	4,882,084
Kyocera Corp.	54,700	3,571,199
Kyushu Financial Group, Inc.	52,800	318,241
LIXIL Group Corp.	129,600	3,501,437
Marubeni Corp.	632,500	4,572,778
Mazda Motor Corp.	444,700	5,942,679
Mebuki Financial Group, Inc.	122,850	518,986
Medipal Holdings Corp.	53,600	1,046,465
Mitsubishi Chemical Holdings Corp.	215,600	2,359,080
Mitsubishi Corp.	244,100	6,730,759
Mitsubishi Gas Chemical Co., Inc.	88,500	2,534,196
Mitsubishi Heavy Industries Ltd.	158,200	5,898,342
Mitsubishi Logistics Corp.	12,000	311,101
Mitsubishi Materials Corp.	85,900	3,048,203
Mitsubishi UFJ Financial Group, Inc.	2,961,600	21,554,422
Mitsubishi UFJ Lease & Finance Co., Ltd.	364,700	2,164,597
Mitsui & Co., Ltd.	327,100	5,306,684
Mitsui Chemicals, Inc.	106,600	3,418,392
Mitsui Fudosan Co., Ltd.	125,000	2,795,685
Mitsui OSK Lines Ltd.	58,900	1,957,493
Mizuho Financial Group, Inc.	4,335,800	7,839,516
MS&AD Insurance Group Holdings, Inc.	99,600	3,359,553
NEC Corp.	216,200	5,823,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	131

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
NH Foods Ltd.	55,000	1,339,759
NHK Spring Co., Ltd.	130,800	1,435,536
Nikon Corp.	25,400	511,130
Nippo Corp.	34,000	794,312
Nippon Electric Glass Co., Ltd.	31,200	1,187,514
Nippon Express Co., Ltd.	60,000	3,984,436
Nippon Paper Industries Co., Ltd.	66,000	1,252,731
Nippon Shokubai Co., Ltd.	17,600	1,186,420
Nippon Steel & Sumitomo Metal Corp.	299,300	7,646,917
Nippon Yusen KK(a)	127,300	3,097,416
Nissan Motor Co., Ltd.	1,204,800	11,995,097
Nisshinbo Holdings, Inc.	61,000	826,068
NOK Corp.	67,600	1,573,083
Nomura Holdings, Inc.	766,500	4,493,037
Nomura Real Estate Holdings, Inc.	72,800	1,626,524
NTN Corp.	202,000	997,204
Obayashi Corp.	146,000	1,763,699
Oji Holdings Corp.	638,000	4,236,860
ORIX Corp.	324,100	5,464,611
Resona Holdings, Inc.	948,550	5,652,192
Ricoh Co., Ltd.	551,500	5,110,648
Rohm Co., Ltd.	3,600	396,582
Sankyo Co., Ltd.	15,700	493,714
SBI Holdings, Inc.	83,700	1,743,928
Sega Sammy Holdings, Inc.	13,100	162,589
Seino Holdings Corp.	62,000	983,600
Sekisui House Ltd.	114,400	2,063,624
Shinsei Bank Ltd.	57,500	990,883
Shizuoka Bank Ltd. (The)	138,000	1,420,555
Sojitz Corp.	524,100	1,605,677
Sompo Holdings, Inc.	25,800	995,900
Sumitomo Chemical Co., Ltd.	946,000	6,769,243
Sumitomo Corp.	206,900	3,509,388
Sumitomo Electric Industries Ltd.	561,000	9,456,945
Sumitomo Forestry Co., Ltd.	81,100	1,446,378
Sumitomo Heavy Industries Ltd.	57,400	2,418,585
Sumitomo Metal Mining Co., Ltd.	78,400	3,586,822
Sumitomo Mitsui Financial Group, Inc.	469,600	20,241,880
Sumitomo Mitsui Trust Holdings, Inc.	60,700	2,401,657
Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Rubber Industries Ltd.	140,000	2,594,655
Suzuken Co., Ltd.	31,240	1,282,601
T&D Holdings, Inc.	219,900	3,751,602
Taiheiyo Cement Corp.	59,800	2,574,612
Taisho Pharmaceutical Holdings Co., Ltd.	2,600	207,096
Takashimaya Co., Ltd.	154,000	1,618,723
TDK Corp.	63,400	5,038,451
Teijin Ltd.	117,200	2,604,173
THK Co., Ltd.	3,000	112,139
Tokai Rika Co., Ltd.	29,900	627,421
Tokio Marine Holdings, Inc.	68,500	3,115,589
Tokyo Broadcasting System Holdings, Inc.	6,900	171,968
Tokyo Tatemono Co., Ltd.	4,500	60,652
Tokyu Fudosan Holdings Corp	18,300	132,068
Toppan Printing Co., Ltd.	206,000	1,860,823
Tosoh Corp.	129,000	2,910,266
Toyo Seikan Group Holdings Ltd.	65,700	1,054,636
Toyoda Gosei Co., Ltd.	49,300	1,250,829
Toyota Industries Corp.	35,100	2,249,874
Toyota Motor Corp.	623,374	39,727,627
Toyota Motor Corp., ADR	1,076	136,835
Toyota Tsusho Corp.	96,500	3,876,717
Ube Industries Ltd.	26,700	782,137
Yamada Denki Co., Ltd.	401,400	2,210,617
Yamaguchi Financial Group, Inc.	82,000	971,812
Yokohama Rubber Co., Ltd. (The)	75,400	1,841,744
Zeon Corp.	16,000	230,905
Total		462,856,389
Luxembourg 0.5%
ArcelorMittal (a)	298,403	9,708,217
Netherlands 3.0%
ABN AMRO Bank NV	94,365	3,045,720
Aegon NV	505,153	3,221,461
Akzo Nobel NV	22,303	1,954,033
Coca-Cola European Partners PLC	289	11,523
ING Groep NV	880,934	16,198,342
Koninklijke Ahold Delhaize NV	455,268	10,015,548
Koninklijke DSM NV	76,856	7,346,818
Koninklijke Philips NV	177,183	6,705,180

The accompanying Notes to Financial Statements are an integral part of this statement.
132	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
NN Group NV	64,445	2,792,953
Randstad Holding NV	26,105	1,604,943
Total		52,896,521
New Zealand 0.1%
Air New Zealand Ltd.	18,988	42,927
Auckland International Airport Ltd.	73,721	338,400
Fletcher Building Ltd.	284,555	1,532,658
Fonterra Co-operative Group Ltd.	13,365	60,714
Total		1,974,699
Norway 0.7%
DNB ASA	201,416	3,731,198
Norsk Hydro ASA	367,943	2,794,101
Statoil ASA	64,714	1,380,885
Storebrand ASA	148,298	1,208,333
Subsea 7 SA	102,677	1,538,166
Yara International ASA	27,918	1,280,870
Total		11,933,553
Portugal 0.1%
Banco Espirito Santo SA, Registered Shares(a),(c),(d)	533,756	19,213
EDP Renovaveis SA	114,029	953,208
Total		972,421
Singapore 0.9%
BOC Aviation Ltd.(b)	11,300	60,171
CapitaLand Ltd.	688,100	1,810,177
City Developments Ltd.	168,900	1,570,791
DBS Group Holdings Ltd.	30,161	557,866
Frasers Centrepoint Ltd.	88,900	138,257
Golden Agri-Resources Ltd.	3,841,000	1,060,391
Hutchison Port Holdings Trust	3,346,800	1,385,552
Keppel Corp., Ltd.	776,000	4,246,431
SembCorp Industries Ltd.	464,000	1,048,107
Singapore Airlines Ltd.	367,500	2,927,079
UOL Group Ltd.	149,189	986,774
Wilmar International Ltd.	310,400	715,309
Total		16,506,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 2.8%
Banco Bilbao Vizcaya Argentaria SA	169,586	1,447,133
Banco de Sabadell SA	1,972,020	3,918,306
Banco Santander SA	4,243,566	27,897,094
Bankia SA	31,970	152,938
CaixaBank SA	168,901	788,128
Iberdrola SA	37,515	290,780
Repsol SA	857,114	15,163,870
Total		49,658,249
Sweden 2.6%
Arjo AB, Class B(a)	9,660	27,568
Boliden AB	285,822	9,776,993
Essity AB, Class A(a)	4,677	132,104
Essity AB, Class B(a)	47,045	1,336,261
Getinge AB, Series CPO	9,660	140,135
Holmen AB, Class B	2,053	109,118
Millicom International Cellular SA, SDR	10,211	689,604
Nordea Bank AB	989,230	11,974,807
Saab AB, Class B	203	9,874
Skandinaviska Enskilda Banken AB, Class A	546,245	6,412,624
Svenska Cellulosa AB SCA, Class A	12,348	143,002
Svenska Cellulosa AB, Class B	263,555	2,716,482
Tele2 AB, Class B	60,553	744,078
Telefonaktiebolaget LM Ericsson	4,557	29,582
Telefonaktiebolaget LM Ericsson, Class B	836,896	5,493,880
Telia Co. AB	1,482,770	6,606,678
Total		46,342,790
Switzerland 8.7%
Adecco Group AG, Registered Shares	128,304	9,815,858
Baloise Holding AG, Registered Shares	26,347	4,101,637
Cie Financiere Richemont SA, Class A, Registered Shares	151,271	13,707,455
Clariant AG, Registered Shares	284,151	7,946,139
Credit Suisse Group AG, Registered Shares	391,997	6,999,587
Dufry AG, Registered Shares(a)	22,922	3,408,485
Flughafen Zurich AG, Registered Shares	3,597	822,794
Helvetia Holding AG	244	137,343
Julius Baer Group Ltd.	62,190	3,803,709
LafargeHolcim Ltd., Registered Shares	211,080	11,902,967

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	133

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Lonza Group AG, Registered Shares	875	236,428
Novartis AG, ADR	5,841	490,410
Novartis AG, Registered Shares	356,398	30,137,201
Swatch Group AG (The)	26,722	10,897,760
Swatch Group AG (The), Registered Shares	37,823	2,891,696
Swiss Life Holding AG, Registered Shares	9,366	3,315,994
Swiss Re AG	139,648	13,076,997
UBS AG	756,661	13,930,421
UBS Group AG, Registered Shares	62,395	1,147,444
Vifor Pharma AG	1,176	150,734
Zurich Insurance Group AG	51,582	15,700,365
Total		154,621,424
United Kingdom 18.8%
Anglo American PLC	776,984	16,160,482
Antofagasta PLC	236,820	3,196,145
Aviva PLC	315,082	2,148,961
Barclays Bank PLC	4,199,939	11,496,798
Barclays Bank PLC, ADR	117,884	1,284,936
Barratt Developments PLC	180,010	1,570,312
BHP Billiton PLC, ADR	37,019	1,491,866
BP PLC, ADR	1,146,489	48,186,933
Fiat Chrysler Automobiles NV(a)	241,475	4,319,928
Glencore PLC	2,960,515	15,495,236
HSBC Holdings PLC, ADR	955,960	49,365,774
J. Sainsbury PLC	1,589,428	5,175,702
John Wood Group PLC	17,420	152,419
Kingfisher PLC	941,951	4,294,787
Lloyds Banking Group PLC	17,554,126	16,096,840
Lloyds Banking Group PLC, ADR	379,855	1,424,456
Old Mutual PLC	1,037,141	3,244,488
Pearson PLC	101,366	1,004,133
Pearson PLC, ADR	124,352	1,221,137
Royal Bank of Scotland Group PLC(a)	177,084	664,028
Royal Bank of Scotland Group PLC, ADR(a)	370,125	2,827,755
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Dutch Shell PLC, ADR, Class A	577,403	38,518,554
Royal Dutch Shell PLC, ADR, Class B	597,642	40,812,972
Royal Dutch Shell PLC, Class A	89,526	2,984,601
Royal Mail PLC	349,635	2,136,132
Standard Chartered PLC(a)	620,395	6,515,135
Vodafone Group PLC	16,971,687	53,647,458
Total		335,437,968
Total Common Stocks (Cost $1,474,063,858)		1,737,285,892

Preferred Stocks 1.6%
Issuer	Coupon Rate	Shares	Value ($)
Germany 1.6%
BMW AG	—	24,443	2,181,148
Porsche Automobil Holding SE	—	48,915	4,087,841
Volkswagen AG	—	105,527	20,961,143
Total			27,230,132
Total Preferred Stocks (Cost $31,070,795)			27,230,132

Rights 0.0%
Issuer	Shares	Value ($)
Spain 0.0%
Repsol SA(a)	857,114	389,767
Total Rights (Cost $390,908)		389,767

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	7,611,813	7,611,813
Total Money Market Funds (Cost $7,611,813)		7,611,813
Total Investments (Cost $1,513,137,374)		1,772,517,604
Other Assets & Liabilities, Net		7,706,163
Net Assets		$1,780,223,767

The accompanying Notes to Financial Statements are an integral part of this statement.
134	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $2,116,530, which represents 0.12% of net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $19,213, which represents less than 0.01% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	7,944,436	242,191,604	(242,524,227)	7,611,813	(1,405)	—	62,901	7,611,813
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	135

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	2,326,031	108,431,717	—	—	110,757,748
Austria	—	851,145	—	—	851,145
Belgium	—	17,593,808	—	—	17,593,808
Denmark	—	31,295,896	—	—	31,295,896
Finland	—	17,983,085	—	—	17,983,085
France	—	179,177,139	—	—	179,177,139
Germany	1,561,697	150,714,352	—	—	152,276,049
Hong Kong	—	49,799,302	—	—	49,799,302
Ireland	1,929,733	5,681,367	—	—	7,611,100
Israel	69,660	7,219,621	—	—	7,289,281
Italy	—	19,742,203	—	—	19,742,203
Japan	136,835	462,719,554	—	—	462,856,389
Luxembourg	—	9,708,217	—	—	9,708,217
Netherlands	—	52,896,521	—	—	52,896,521
New Zealand	—	1,974,699	—	—	1,974,699
Norway	—	11,933,553	—	—	11,933,553
Portugal	—	953,208	19,213	—	972,421
Singapore	—	16,506,905	—	—	16,506,905
Spain	—	49,658,249	—	—	49,658,249
Sweden	—	46,342,790	—	—	46,342,790
Switzerland	1,637,854	152,983,570	—	—	154,621,424
United Kingdom	185,134,383	150,303,585	—	—	335,437,968
Total Common Stocks	192,796,193	1,544,470,486	19,213	—	1,737,285,892
Preferred Stocks
Germany	—	27,230,132	—	—	27,230,132
Total Preferred Stocks	—	27,230,132	—	—	27,230,132
Rights
Spain	—	389,767	—	—	389,767
Total Rights	—	389,767	—	—	389,767
Money Market Funds	—	—	—	7,611,813	7,611,813
Total Investments	192,796,193	1,572,090,385	19,213	7,611,813	1,772,517,604
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
136	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – DFA International Value Fund, December 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	137

Portfolio of Investments
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Hotels, Restaurants & Leisure —%
Caesars Entertainment Corp.(a)	3,681	46,565
Total Consumer Discretionary		46,565
Energy —%
Energy Equipment & Services —%
Paragon Offshore, A Shares(a)	1,213	1,668
Paragon Offshore, B Shares(a)	606	14,392
Paragon Offshore, PE Shares(a)	1,213	23,350
Total		39,410
Total Energy		39,410
Financials 0.2%
Capital Markets 0.2%
RCS Capital Corp.(a),(b)	5,645	214,510
Total Financials		214,510
Health Care —%
Health Care Providers & Services —%
Millennium Health LLC(a)	16,788	4,625
Total Health Care		4,625
Industrials 1.0%
Commercial Services & Supplies 0.8%
IAP Worldwide Services, Inc.(a),(b),(c),(d)	121	1,242,920
Machinery 0.2%
Ameriforge Group, Inc.(a)	5,867	240,547
Total Industrials		1,483,467
Information Technology 0.3%
Internet Software & Services 0.3%
Answers Corp.(a),(b)	22,610	350,455
Total Information Technology		350,455
Utilities —%
Gas Utilities —%
Southcross Holding GP LLC(a),(e)	48	—
Southcross Holdings LP Class A-II(a)	48	17,700
Total		17,700
Total Utilities		17,700
Total Common Stocks (Cost $942,389)		2,156,732
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.0%
VICI Properties 1 LLC/FC, Inc.
10/15/2023	8.000%	13,850	15,464
Total Corporate Bonds & Notes (Cost $15,241)			15,464

Senior Loans 94.8%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 2.5%
Armor Holding II LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/26/2020	6.200%	607,213	608,227
IAP Worldwide Services, Inc.(b),(c),(f),(g),(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 07/18/2018		678,751	678,411
IAP Worldwide Services, Inc.(b),(c),(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 6.500% 07/18/2019	8.193%	906,310	735,290
TransDigm, Inc.(f),(g)
Tranche F Term Loan
3-month USD LIBOR + 2.750% 06/09/2023	4.362%	1,404,064	1,405,623
Wesco Aircraft Hardware Corp.(f),(g)
Tranche A Term Loan
3-month USD LIBOR + 3.000% 11/30/2020	4.570%	281,250	270,880
Total			3,698,431
Automotive 1.9%
American Axle & Manufacturing, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/06/2024	3.713%	841,614	844,248
Belron Finance LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 11/07/2024	3.892%	100,000	100,938
Cooper-Standard Automotive, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 11/02/2023	3.943%	502,833	505,348
Dayco Products LLC(b),(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 05/19/2023	6.479%	174,125	175,431

The accompanying Notes to Financial Statements are an integral part of this statement.
138	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
DexKo Global, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% 07/24/2024	5.693%	224,438	226,262
Federal-Mogul Corp.(f),(g)
Tranche C Term Loan
3-month USD LIBOR + 3.750% 04/15/2021	5.252%	546,706	550,500
Sage Automotive Interiors, Inc.(b),(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 11/08/2022	6.569%	297,000	298,856
Total			2,701,583
Banking 0.3%
NXT Capital, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 11/23/2022	5.070%	371,374	375,322
Brokerage/Asset Managers/Exchanges 1.7%
Aretec Group, Inc.(f),(g)
2nd Lien Term Loan PIK
3-month USD LIBOR + 7.500% 05/23/2021		376,765	376,532
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% 11/23/2020	5.819%	256,897	256,897
Greenhill & Co., Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 10/12/2022	5.186%	175,000	175,437
Guggenheim Partners Investment Management Holdings LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 07/21/2023	4.319%	1,008,822	1,007,137
ION Trading Technologies SARL(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/21/2024	4.319%	375,000	375,000
LPL Holdings, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 09/23/2024	3.810%	223,876	224,622
Total			2,415,625
Building Materials 2.6%
American Builders & Contractors Supply Co., Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 10/31/2023	4.069%	895,744	898,933
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CPG International LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 05/05/2024	5.593%	292,460	292,948
HD Supply Waterworks Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 08/01/2024	4.455%	500,000	503,440
Ply Gem Industries, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 02/01/2021	4.693%	503,679	506,828
QUIKRETE Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	4.319%	770,195	771,157
Summit Materials LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 11/21/2024	3.819%	750,000	753,045
Total			3,726,351
Cable and Satellite 4.0%
Charter Communications Operating, LLC(f),(g),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025		575,000	575,207
CSC Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	3.741%	756,138	752,592
Intelsat Jackson Holdings SA(f),(g),(i)
Tranche B4 Term Loan
3-month USD LIBOR + 4.500% 01/02/2024		250,000	250,000
Radiate Holdco LLC(f),(g),(j)
Term Loan
3-month USD LIBOR + 3.000% 02/01/2024	4.569%	298,747	296,241
Tranche B Term Loan
3-month USD LIBOR + 3.000% 02/01/2024		50,000	49,453
Telenet Financing USD LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 03/01/2026	3.918%	600,000	601,560
Telesat Canada(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 11/17/2023	4.700%	715,956	717,967

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	139

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Unitymedia Finance LLC(f),(g),(j)
Tranche D Term Loan
3-month USD LIBOR + 2.250% 01/15/2026		150,000	149,583
UPC Financing Partnership(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	3.977%	370,000	369,693
Virgin Media Bristol LLC(f),(g)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	3.977%	1,550,000	1,549,039
Ziggo Secured Finance Partnership(f),(g)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 04/15/2025	3.977%	550,000	545,187
Total			5,856,522
Chemicals 5.0%
A. Schulman, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/01/2022	4.664%	860,714	862,866
Aruba Investments, Inc./ANGUS Chemical Co.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 02/02/2022	4.943%	163,349	163,226
Ashland LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/17/2024	3.572%	249,124	250,265
Atotech USA, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 01/31/2024	4.693%	373,125	375,147
Axalta Coating Systems Dutch Holding BBV/US Holdings, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 06/01/2024	3.693%	857,500	860,218
H.B. Fuller Co.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 10/20/2024	3.751%	324,187	325,043
Ineos US Finance LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	3.569%	550,000	550,000
Kraton Polymers LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 01/06/2022	4.569%	189,750	191,549
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MacDermid, Inc.(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	4.569%	1,040,624	1,045,567
Minerals Technologies, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/14/2024	3.789%	350,207	352,833
PQ Corp.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 11/04/2022	4.630%	369,387	372,091
Trinseo Materials Operating SCA/Finance, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/06/2024	4.069%	881,790	888,404
Tronox Ltd.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/23/2024	4.693%	383,721	385,912
3-month USD LIBOR + 3.000% 09/23/2024	4.693%	166,279	167,229
Univar USA, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 07/01/2024	4.069%	415,498	416,832
Total			7,207,182
Construction Machinery 0.5%
CPM Acquisition Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 04/11/2022	5.819%	171,036	173,102
Doosan Bobcat, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 05/18/2024	4.193%	344,307	345,511
Paladin Brands Holding, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 08/15/2022	7.193%	148,125	148,866
Total			667,479
Consumer Cyclical Services 5.3%
AlixPartners LLP(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 04/04/2024	4.443%	446,998	449,072

The accompanying Notes to Financial Statements are an integral part of this statement.
140	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Camelot U.S. Acquisition 1 Co.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 10/03/2023	4.819%	320,954	322,674
Cushman & Wakefield(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 11/04/2021	4.708%	808,931	797,663
Electro Rent Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 01/31/2024	6.623%	198,000	199,980
Garda World Security Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 05/24/2024	4.973%	319,568	320,865
Hoya Midco LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2024	5.569%	174,125	173,981
IG Investments Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 10/31/2021	5.193%	779,714	786,536
KUEHG Corp.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 08/12/2022	5.443%	517,517	518,164
Monitronics International, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 5.500% 09/30/2022	7.193%	148,125	146,644
PFS Holding Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 01/31/2021	5.070%	192,500	132,151
Prime Security Services Borrower LLC(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/02/2022	4.319%	445,700	448,673
Realogy Group LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 07/20/2022	3.819%	1,086,090	1,088,132
ServiceMaster Co. LLC (The)(f),(g)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 11/08/2023	4.069%	1,435,500	1,439,807
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Spin Holdco(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/14/2022	5.147%	443,216	446,318
TransUnion LLC(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 04/10/2023	3.569%	492,398	494,062
Total			7,764,722
Consumer Products 1.9%
Alphabet Holding Co., Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/26/2024	5.069%	374,063	361,438
Bombardier Recreational Products, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 06/30/2023	3.930%	668,250	670,616
KIK Custom Products, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.500% 08/26/2022	6.175%	209,982	211,241
Prestige Brands, Inc.(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 01/26/2024	4.319%	909,551	914,954
Serta Simmons Bedding LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/08/2023	4.848%	669,937	611,506
Total			2,769,755
Diversified Manufacturing 4.3%
Ameriforge Group, Inc.(b),(f),(g)
Term Loan
3-month USD LIBOR + 8.000% 06/08/2022	9.693%	92,134	92,594
Apex Tool Group LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 01/31/2020	4.819%	464,864	463,219
Bright Bidco BV(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 06/30/2024	6.172%	223,875	225,180
Canyon Valor Companies, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/16/2023	5.943%	274,312	277,171

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	141

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Engineered Machinery Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/19/2024	4.943%	265,487	265,487
Engineered Machinery Holdings, Inc.(f),(g),(j)
Delayed Draw 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/19/2024	4.943%	34,513	34,513
EWT Holdings III Corp(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 12/20/2024	4.693%	461,818	463,356
Filtration Group Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 11/23/2020	4.380%	497,405	501,135
Gardner Denver, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.443%	299,250	300,079
Gates Global LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 04/01/2024	4.693%	768,353	772,087
Milacron LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 09/28/2023	4.319%	420,750	420,927
MTS Systems Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 07/05/2023	4.690%	189,507	190,928
Pelican Products, Inc.(b),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 04/10/2020	5.943%	288,092	289,173
Travelport Finance SARL(f),(g)
Tranche D Term Loan
3-month USD LIBOR + 2.750% 09/02/2021	4.166%	273,409	273,234
Wash Multifamily Parent, Inc.(b),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/16/2022	4.819%	167,541	167,541
3-month USD LIBOR + 3.250% 05/16/2022	4.819%	28,932	28,932
Welbilt, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 03/03/2023	4.319%	425,385	428,222
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 06/14/2021		1,001,947	1,005,955
Total			6,199,733
Electric 1.1%
Calpine Corp.(f),(g)
Term loan
3-month USD LIBOR + 2.500% 01/15/2024	4.200%	1,276,102	1,273,588
Talen Energy Supply LLC(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 04/15/2024	5.569%	323,271	325,224
Total			1,598,812
Environmental 0.9%
Advanced Disposal Services, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 11/10/2023	3.739%	316,333	316,900
Albany Molecular Research, Inc.(f),(g),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 08/03/2024	4.819%	324,188	318,514
EnergySolutions LLC(b),(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 05/29/2020	6.450%	456,500	461,065
Green Plains, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 08/29/2023	7.070%	149,625	150,654
Total			1,247,133
Finance Companies 0.7%
Clipper Acquisitions Corp.(f),(g),(i)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024		200,000	200,166
FinCo I LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 12/27/2022	4.319%	200,000	202,050
Freedom Mortgage Corp.(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 02/23/2022	6.956%	368,586	373,193

The accompanying Notes to Financial Statements are an integral part of this statement.
142	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LSF9 Atlantis Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 6.000% 05/01/2023	7.361%	296,250	296,621
Total			1,072,030
Food and Beverage 4.0%
Aramark Intermediate HoldCo Corp.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 03/11/2025	3.569%	150,000	150,703
B&G Foods, Inc.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 11/02/2022		853,480	859,352
Blue Buffalo Pet Products, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/27/2024	3.569%	149,250	149,810
Del Monte Foods, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 02/18/2021	4.701%	487,342	387,091
Dole Food Co., Inc.(f),(g),(j)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 04/06/2024	4.240%	619,361	620,482
Flavors Holdings, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 5.750% 04/03/2020	7.443%	257,692	235,144
HLF Financing SARL(f),(g)
Term Loan
3-month USD LIBOR + 5.500% 02/15/2023	7.069%	235,938	235,126
Jacobs Douwe Egberts International BV(f),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.250% 07/04/2022	3.688%	125,000	125,365
JBS USA Lux SA(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 10/30/2022	4.100%	967,687	950,027
Nomad Foods, Ltd.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 05/15/2024	4.227%	200,000	199,750
Pinnacle Foods Finance LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024	3.372%	1,113,750	1,120,555
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Post Holdings, Inc.(f),(g)
Tranche A Term Loan
3-month USD LIBOR + 2.250% 05/24/2024	3.820%	273,625	274,457
Refresco Holding BV(f),(g),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 09/27/2024		50,000	50,000
US Foods, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 06/27/2023	4.069%	395,980	397,960
Total			5,755,822
Foreign Agencies 0.2%
CITGO Holding, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 8.500% 05/12/2018	9.835%	119,499	120,545
CITGO Petroleum Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 07/29/2021	4.835%	247,449	242,871
Total			363,416
Gaming 1.4%
Amaya Holdings BV(f),(g)
Tranche B3 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/01/2021	5.193%	608,150	611,191
Aristocrat Leisure Ltd.(f),(g),(j)
Term Loan
3-month USD LIBOR + 2.000% 10/19/2024		100,000	100,125
Boyd Gaming Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/15/2023	3.975%	161,924	162,734
Eldorado Resorts, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	3.769%	131,966	131,966
Golden Nugget, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 10/04/2023	4.770%	789,686	795,119

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	143

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 04/25/2023	3.819%	294,750	295,749
Total			2,096,884
Health Care 9.5%
Alliance HealthCare Services, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 10/24/2023	5.880%	125,000	125,938
Auris Luxembourg III SARL(f),(g)
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 01/17/2022	4.693%	841,529	847,319
Avantor, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 11/21/2024	5.511%	500,000	502,085
Change Healthcare Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 03/01/2024	4.319%	1,042,125	1,043,563
CHG Healthcare Services, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	4.476%	369,448	372,104
CHS/Community Health Systems, Inc.(f),(g)
Tranche G Term Loan
3-month USD LIBOR + 2.750% 12/31/2019	4.229%	547,783	529,794
Tranche H Term Loan
3-month USD LIBOR + 3.000% 01/27/2021	4.479%	251,044	239,240
Concentra, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% 06/01/2022	4.491%	288,494	289,815
CPI Holdco LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 03/21/2024	5.193%	297,751	299,984
Envision Healthcare Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	4.570%	1,089,434	1,091,700
Genoa, a QoL Healthcare Co. LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/30/2023	4.819%	271,573	273,045
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Greatbatch Ltd.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 10/27/2022	4.660%	405,977	408,831
Jaguar Holding Co. I LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 08/18/2022	4.384%	954,696	955,565
Kindred Healthcare, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 04/09/2021	4.875%	1,158,018	1,160,913
Kinetic Concepts, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 02/02/2024	4.943%	422,875	420,655
Millennium Health LLC(f),(g)
Term Loan
3-month USD LIBOR + 6.500% 12/21/2020	8.069%	90,848	35,658
MPH Acquisition Holdings LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 06/07/2023	4.693%	974,800	976,155
Onex Carestream Finance LP(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/07/2019	5.693%	323	323
Opal Acquisition, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 11/27/2020	5.533%	288,731	270,203
Ortho-Clinical Diagnostics Holdings SARL(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 06/30/2021	5.443%	493,606	494,361
PAREXEL International Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 09/27/2024	4.569%	423,937	425,616
PharMerica Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/06/2024	4.903%	375,000	376,687
Quintiles IMS, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 01/17/2025	3.693%	99,750	100,106

The accompanying Notes to Financial Statements are an integral part of this statement.
144	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Select Medical Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 03/01/2021	4.851%	248,125	250,296
Sterigenics-Nordion Holdings LLC(f),(g),(j)
Term Loan
3-month USD LIBOR + 3.000% 05/15/2022		398,995	398,664
Surgery Center Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 09/02/2024	4.820%	548,625	542,223
Team Health Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 02/06/2024	4.319%	322,563	313,895
Tecomet Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 05/01/2024	4.887%	323,874	326,708
U.S. Anesthesia Partners, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 06/23/2024	4.819%	398,000	398,995
Wink Holdco, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 12/02/2024	4.490%	325,000	326,423
Total			13,796,864
Healthcare REIT 0.3%
Quality Care Properties, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 10/31/2022	6.819%	396,000	395,505
Independent Energy 0.9%
Medallion Midland Acquisition, LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 10/30/2024	4.819%	100,000	100,125
MEG Energy Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 12/31/2023	5.200%	654,729	654,912
Sheridan Investment Partners I LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 10/01/2019	5.010%	365,280	301,356
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sheridan Production Partners I-A LP(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 10/01/2019	5.010%	48,402	39,932
Sheridan Production Partners I-M LP(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.750% 10/01/2019	5.010%	29,564	24,391
Ultra Resources, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 04/12/2024	4.413%	250,000	249,437
Total			1,370,153
Leisure 1.3%
AMC Entertainment Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 12/15/2022	3.727%	318,500	319,548
3-month USD LIBOR + 2.250% 12/15/2023	3.727%	74,437	74,375
ClubCorp Holdings, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.250% 09/18/2024	4.943%	269,299	270,182
Delta 2 SARL(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 3.750% 02/01/2024	4.569%	525,000	527,515
Seaworld Parks & Entertainment, Inc.(f),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% 04/01/2024	4.693%	480,778	474,167
UFC Holdings LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 08/18/2023	4.810%	198,000	198,897
Total			1,864,684
Lodging 2.6%
CityCenter Holdings LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 04/18/2024	4.069%	323,375	324,669
Hilton Worldwide Finance LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 10/25/2023	3.552%	1,415,380	1,421,919

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	145

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Playa Resorts Holding BV(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/29/2024	4.370%	574,000	576,273
RHP Hotel Properties LP(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/11/2024	3.670%	1,496,240	1,501,851
Total			3,824,712
Media and Entertainment 4.8%
ALM Media LLC(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 07/31/2020	6.193%	321,562	273,328
CBS Radio, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 11/18/2024	4.172%	231,604	232,664
Cumulus Media Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 12/23/2020	4.820%	763,916	654,340
Emerald Expositions Holding, Inc.(f),(g),(j)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.425%	348,686	350,649
Entravision Communications Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 11/29/2024	4.319%	174,562	174,926
Extreme Reach, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 02/07/2020	7.950%	434,688	432,697
Getty Images, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 10/18/2019	5.193%	777,494	706,967
iHeartCommunications, Inc.(f),(g)
Tranche E Term Loan
3-month USD LIBOR + 7.500% 07/30/2019	9.193%	300,000	224,037
Intelsat Jackson Holdings SA(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% 06/30/2019	4.212%	602,226	600,251
Match Group, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 11/16/2022	3.854%	151,563	152,510
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Mission Broadcasting, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	3.861%	46,168	46,267
Nexstar Broadcasting, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 01/17/2024	3.861%	365,604	366,386
ProQuest LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 10/24/2021	5.319%	438,596	443,806
Raycom TV Broadcasting LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 08/23/2024	4.319%	174,562	175,872
Red Ventures, LLC/New Imagitas, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 11/08/2024	5.569%	199,500	199,151
Sinclair Television Group, Inc.(f),(g),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 12/12/2024		475,000	474,112
Townsquare Media, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 04/01/2022	4.423%	684,379	684,666
Univision Communications, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 03/15/2024	4.319%	719,890	717,090
Total			6,909,719
Metals and Mining 0.4%
Charah LLC(f),(g)
Term Loan
3-month USD LIBOR + 6.250% 10/25/2024	7.712%	100,000	100,500
Fairmount Santrol Inc.(f),(g)
Term Loan
3-month USD LIBOR + 6.000% 11/01/2022	7.693%	300,000	303,075
Murray Energy Corp.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 7.250% 04/16/2020	8.943%	151,815	133,218

The accompanying Notes to Financial Statements are an integral part of this statement.
146	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oxbow Carbon LLC(f),(g),(j)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 01/04/2023	5.312%	100,000	99,750
Total			636,543
Oil Field Services 0.9%
Bronco Midstream Funding LLC(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 08/17/2020	5.436%	274,102	277,186
EagleClaw Midstream Ventures(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 06/24/2024	5.729%	124,375	124,764
Fieldwood Energy LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.875% 10/01/2018	4.568%	390,177	375,870
Paragon Offshore Finance Co.(b),(c),(e),(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 07/16/2021		5,453	—
Paragon Offshore, Ltd.(f),(g)
Term Loan
FIXED + 6.000% 07/18/2022	7.354%	41,903	35,338
Seadrill Operating LP(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 02/21/2021	4.693%	261,980	210,894
Sonneborn Dutch Holdings BV(b),(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 12/10/2020	5.319%	44,602	44,435
Sonneborn LLC(b),(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 12/10/2020	5.319%	252,748	251,800
Total			1,320,287
Other Financial Institutions 4.3%
Altisource Solutions SARL(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 12/09/2020	5.069%	168,059	164,488
Avolon Borrower 1 LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 03/21/2022	3.751%	1,442,750	1,431,165
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Citco Funding LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2022	4.569%	1,272,244	1,280,195
Corporate Capital Trust, Inc.(b),(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 05/20/2019	5.000%	745,937	747,802
Focus Financial Partners LLC(b),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/03/2024	4.943%	334,163	337,086
Navicure, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/01/2024	5.111%	100,000	99,750
NFP Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 01/08/2024	5.069%	322,370	323,740
PGX Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.250% 09/29/2020	6.820%	387,998	386,302
PODS LLC(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 3.000% 12/06/2024	4.403%	99,750	100,249
TKC Holdings, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 02/01/2023	5.673%	148,875	149,852
VICI Properties 1 LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 12/20/2024	3.785%	375,000	375,000
Walter Investment Management Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/18/2020	5.319%	547,383	522,067
Werner Finco, Inc.(f),(g),(j)
Term Loan
3-month USD LIBOR + 4.000% 07/24/2024		250,000	250,938
Total			6,168,634
Other Industry 2.1%
EAB Global, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/15/2024	5.241%	200,000	201,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	147

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Husky Injection Molding Systems Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2021	4.819%	397,047	398,647
Lightstone Holdco LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 5.500% 01/30/2024	6.069%	228,243	229,076
Tranche C Term Loan
3-month USD LIBOR + 5.500% 01/30/2024	6.069%	14,493	14,546
Neenah Foundry Co.(f),(g),(j)
Term Loan
3-month USD LIBOR + 6.500% 12/13/2022		125,000	123,750
RBS Global, Inc./Rexnord LLC(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 08/21/2024	3.802%	501,076	502,955
RE/MAX LLC(b),(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 12/15/2023	4.443%	1,044,809	1,039,585
Uber Technologies, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 07/13/2023	5.552%	518,438	520,900
Total			3,030,459
Other REIT 0.5%
ESH Hospitality, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 08/30/2023	3.819%	691,281	692,718
Other Utility 0.2%
PSC Industrial Holdings Corp.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 10/11/2024	5.710%	250,000	253,125
Packaging 3.5%
Berry Global, Inc.(f),(g)
Tranche M Term Loan
3-month USD LIBOR + 2.250% 10/01/2022	3.765%	740,876	743,469
BWAY Holding Co.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/03/2024	4.599%	343,275	344,500
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consolidated Container Co. LLC(f),(g),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 05/22/2024	5.069%	274,313	275,226
Flex Acquisition Co., Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 12/29/2023	4.335%	746,873	750,145
Reynolds Group Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 02/05/2023	4.319%	1,480,403	1,486,547
SIG Combibloc Holdings SCA(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	4.569%	568,450	570,582
Signode Industrial Group SA(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 05/01/2021	4.379%	924,445	925,027
Total			5,095,496
Paper 0.2%
Expera Specialty Solutions, LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 11/03/2023	5.819%	347,620	349,358
Pharmaceuticals 2.5%
Amneal Pharmaceuticals LLC(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/01/2019	5.193%	573,323	575,117
Arbor Pharmaceuticals LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 07/05/2023	6.693%	242,187	244,004
Diplomat Pharmacy, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 12/13/2024		100,000	100,500
Endo Finance Co. I SARL(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 04/29/2024	5.875%	771,125	774,981
Grifols Worldwide Operations Ltd.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	3.739%	521,062	521,854

The accompanying Notes to Financial Statements are an integral part of this statement.
148	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Horizon Pharma, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 03/29/2024	4.750%	398,000	399,369
Indivior Finance SARL(f),(g)
Term Loan
3-month USD LIBOR + 4.500% 12/19/2022	6.110%	150,000	150,375
Mallinckrodt International Finance SA(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 09/24/2024	4.443%	223,313	222,794
Valeant Pharmaceuticals International, Inc.(f),(g)
Tranche B-F4 Term Loan
3-month USD LIBOR + 3.500% 04/01/2022	4.940%	661,748	670,695
Total			3,659,689
Property & Casualty 2.3%
Alliant Holdings Intermediate LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 08/12/2022	4.802%	268,130	269,149
AmWINS Group, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 01/25/2024	4.279%	695,618	697,552
Asurion LLC(f),(g)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.000% 08/04/2025	7.569%	250,000	256,640
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/04/2022	4.319%	349,123	350,704
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	4.569%	690,984	694,010
HUB International Ltd.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 10/02/2020	4.413%	503,009	505,077
Sedgwick Claims Management Services, Inc.(f),(g),(j)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 02/28/2021		175,000	174,454
USI, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	4.693%	448,875	447,941
Total			3,395,527
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Restaurants 0.8%
Burger King/Tim Hortons(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 02/16/2024	3.868%	916,039	915,545
NPC International, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/19/2024	5.052%	149,250	150,370
Yum! Brands, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 06/16/2023	3.491%	148,131	148,902
Total			1,214,817
Retailers 2.5%
Ascena Retail Group, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 08/21/2022	6.125%	204,952	168,999
Bass Pro Group LLC(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 09/25/2024	6.569%	199,500	198,752
BJ’s Wholesale Club, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 02/03/2024	4.953%	149,250	146,732
Evergreen Acqco 1 LP(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 07/09/2019	5.113%	637,964	596,496
GoWireless, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 6.500% 12/20/2024		125,000	123,750
J. Crew Group, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/05/2021	4.617%	486,700	289,992
Men’s Wearhouse, Inc. (The)(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 06/18/2021	4.887%	308,923	308,732
Party City Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 08/19/2022	4.462%	430,721	431,992

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	149

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PetSmart, Inc.(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% 03/11/2022	4.570%	588,916	469,478
Rite Aid Corp.(f),(g)
Tranche 1 2nd Lien Term Loan
3-month USD LIBOR + 4.750% 08/21/2020	6.240%	425,000	426,241
Tranche 2 2nd Lien Term Loan
3-month USD LIBOR + 3.875% 06/21/2021	5.365%	500,000	500,625
Total			3,661,789
Supermarkets 0.9%
Albertsons LLC(f),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 08/25/2021	4.319%	388,532	380,450
Tranche B5 Term Loan
3-month USD LIBOR + 3.000% 12/21/2022	4.675%	792,025	775,282
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 06/22/2023	4.462%	170,145	166,458
Total			1,322,190
Technology 12.8%
Ancestry.com Operations, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/19/2023	4.660%	545,369	547,583
Answers Finance LLC(b),(f),(g)
2nd Lien Term Loan
3-month USD LIBOR + 5.250% 09/15/2021	9.000%	116,876	113,370
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 09/19/2024	4.943%	374,062	377,698
Aptean, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/20/2022	5.950%	397,000	399,152
Ascend Learning LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%	174,563	175,435
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Avast Holding BV(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 09/30/2023	4.443%	285,233	286,976
Campaign Monitor Finance Propriety Ltd.(b),(c),(f),(g)
Term Loan
3-month USD LIBOR + 5.250% 03/18/2021	6.943%	285,094	277,824
Colorado Buyer, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	4.380%	298,500	300,181
Cypress Intermediate Holdings III, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 04/29/2024	4.570%	199,000	199,199
Cypress Semiconductor Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 07/05/2021	4.260%	410,773	414,059
DigiCert, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024	6.130%	150,000	151,812
ECI Software Solution, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 09/27/2024	5.943%	99,750	100,498
EIG Investors Corp.(f),(g)
Term Loan
3-month USD LIBOR + 4.000% 02/09/2023	5.462%	780,544	784,938
Electrical Components International, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 4.750% 05/28/2021	6.443%	508,790	511,970
Evergreen Skills SARL(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 04/28/2021	6.319%	583,065	560,156
Excelitas Technologies Corp.(f),(g),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 12/02/2024	5.161%	275,000	276,804
First Data Corp.(f),(g)
Term Loan
3-month USD LIBOR + 2.250% 07/08/2022	3.802%	91,619	91,670
3-month USD LIBOR + 2.250% 04/26/2024	3.802%	824,950	825,098

The accompanying Notes to Financial Statements are an integral part of this statement.
150	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Global Eagle Entertainment, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 7.250% 01/06/2023	8.956%	172,813	171,171
Go Daddy Operating Co., LLC(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 02/15/2024	3.819%	844,837	846,569
Hyland Software, Inc.(f),(g)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	4.819%	602,903	606,297
Infoblox, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 11/07/2023	6.569%	268,650	269,456
Infor US, Inc.(f),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% 02/01/2022	4.443%	1,125,986	1,129,510
Informatica Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.500% 08/05/2022	5.193%	789,888	792,005
Information Resources, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 01/18/2024	5.617%	272,937	274,076
IPC Corp.(b),(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/06/2021	5.880%	291,750	285,186
Kronos, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/01/2023	4.903%	866,266	871,629
LegalZoom.com, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/21/2024	5.941%	125,000	124,687
MA FinanceCo LLC(f),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 11/19/2021	4.069%	490,083	489,980
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	4.319%	77,387	77,387
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MACOM Technology Solutions Holdings, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 05/17/2024	3.802%	732,717	729,970
Misys Ltd.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.979%	423,937	424,968
Renaissance Learning, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/09/2021	5.443%	557,188	559,974
Rocket Software, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 10/14/2023	5.943%	172,813	174,433
Seattle SpinCo, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	4.319%	522,613	522,613
SGS Cayman LP(b),(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 04/23/2021	7.068%	90,431	86,587
SS&C Technologies Holdings, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 07/08/2022	3.819%	182,168	183,383
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 07/08/2022	3.819%	3,421	3,444
Sutherland Global Services, Inc.(b),(f),(g)
Term Loan
3-month USD LIBOR + 5.000% 04/23/2021	7.068%	388,483	371,972
Syniverse Holdings, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 04/23/2019	4.569%	488,014	479,069
Tempo Acquisition, LLC(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	4.569%	149,250	148,628
TIBCO Software, Inc.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.500% 12/04/2020	5.070%	548,239	549,269

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	151

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Vantiv LLC(f),(g),(j)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 03/31/2025		50,000	50,208
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 08/09/2024	3.477%	300,000	301,374
Veritas US, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 01/27/2023	6.193%	250,557	250,975
Vero Parent, inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 08/16/2024	6.693%	249,375	243,141
VF Holdings Corp.(f),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% 06/30/2023	4.819%	543,620	547,404
Wall Street Systems Delaware, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 11/21/2024	4.569%	125,000	125,125
West Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 10/10/2024	5.350%	175,000	175,364
Western Digital Corp.(f),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 04/29/2023	3.569%	334,923	336,012
Total			18,596,289
Transportation Services 0.5%
Kenan Advantage Group Holdings Corp.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 07/29/2022	4.569%	269,493	270,053
3-month USD LIBOR + 3.000% 07/29/2022	4.569%	81,953	82,123
Stena International SA(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/03/2021	4.700%	381,891	354,124
Total			706,300
Wireless 1.2%
Digicel International Finance Ltd.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/27/2024	5.310%	324,187	325,403
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Numericable US LLC(f),(g)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.130%	298,500	284,620
Tranche B12 Term Loan
3-month USD LIBOR + 3.000% 01/31/2026	4.349%	200,000	192,312
Sprint Communications, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 2.500% 02/02/2024	4.125%	894,996	894,324
Total			1,696,659
Wirelines 1.5%
CenturyLink, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.319%	825,000	794,838
Consolidated Communications, Inc.(f),(g)
Term Loan
3-month USD LIBOR + 3.000% 10/05/2023	4.570%	299,123	293,664
Frontier Communications Corp.(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 06/15/2024	5.320%	298,500	285,814
Level 3 Financing, Inc.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	3.696%	525,000	525,000
Onvoy LLC(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/10/2024	6.193%	248,125	209,666
Total			2,108,982
Total Senior Loans (Cost $138,683,059)			137,587,301

Money Market Funds 6.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(k),(l)	8,972,891	8,972,891
Total Money Market Funds (Cost $8,972,664)		8,972,891
Total Investments (Cost: $148,613,353)		148,732,388
Other Assets & Liabilities, Net		(3,619,883)
Net Assets		145,112,505

The accompanying Notes to Financial Statements are an integral part of this statement.
152	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Valuation based on significant unobservable inputs.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $2,934,445, which represents 2.02% of net assets.
(d)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2017, the market value of these securities amounted to $1,242,920, which represents 0.86% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
IAP Worldwide Services, Inc.	7/22/14 - 9/8/14	121	142,684	1,242,920

(e)	Negligible market value.
(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(g)	Variable rate security.
(h)	At December 31, 2017, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
IAP Worldwide Services, Inc. 1st Lien Term Loan 07/18/2018	678,751

(i)	Represents a security purchased on a when-issued basis.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	12,636,604	66,344,699	(70,008,412)	8,972,891	(121)	330	101,240	8,972,891
Abbreviation Legend
PIK	Payment In Kind
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	153

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	46,565	—	—	—	46,565
Energy	—	39,410	—	—	39,410
Financials	—	—	214,510	—	214,510
Health Care	—	4,625	—	—	4,625
Industrials	—	240,547	1,242,920	—	1,483,467
Information Technology	—	—	350,455	—	350,455
Utilities	—	17,700	—	—	17,700
Total Common Stocks	46,565	302,282	1,807,885	—	2,156,732
Corporate Bonds & Notes	—	15,464	—	—	15,464
Senior Loans	—	131,104,361	6,482,940	—	137,587,301
Money Market Funds	—	—	—	8,972,891	8,972,891
Total Investments	46,565	131,422,107	8,290,825	8,972,891	148,732,388
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
154	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, December 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Common Stocks	2,171,273	-	-	(656,275)	310,887	-	-	(18,000)	1,807,885
Corporate Bonds & Notes	-	(5,015)	(48,911)	48,911	-	5,015	-	-	-
Senior Loans	8,211,984	43,339	(346,720)	292,837	1,181,006	(4,602,839)	3,144,970	(1,441,637)	6,482,940
Total	10,383,257	38,324	(395,631)	(314,527)	1,491,893	(4,597,824)	3,144,970	(1,459,637)	8,290,825
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2017 was $(783,159), which is comprised of Common Stocks of $(641,159) and Senior Loans of $(142,000).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
Certain corporate bonds and common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	155

Portfolio of Investments
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 17.7%
Auto Components 0.3%
Aptiv PLC	24,020	2,037,616
BorgWarner, Inc.	52,621	2,688,407
Delphi Technologies PLC(a)	8,006	420,075
Total		5,146,098
Automobiles 0.3%
Thor Industries, Inc.	36,940	5,567,597
Distributors 0.5%
Pool Corp.	67,701	8,777,435
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	1,092	609,718
H&R Block, Inc.	31,350	821,997
Total		1,431,715
Hotels, Restaurants & Leisure 4.9%
Choice Hotels International, Inc.	127,600	9,901,760
Domino’s Pizza, Inc.	1,124	212,391
Hilton Worldwide Holdings, Inc.	26,830	2,142,644
Las Vegas Sands Corp.	93,195	6,476,121
McDonald’s Corp.	166,672	28,687,585
Vail Resorts, Inc.	29,213	6,206,886
Wynn Resorts Ltd.	1,050	177,019
Yum China Holdings, Inc.	136,110	5,447,122
Yum! Brands, Inc.	240,626	19,637,488
Total		78,889,016
Household Durables 1.3%
Leggett & Platt, Inc.	4,415	210,728
Mohawk Industries, Inc.(a)	17,730	4,891,707
NVR, Inc.(a)	2,698	9,465,177
PulteGroup, Inc.	9,100	302,575
Tupperware Brands Corp.	88,320	5,537,664
Total		20,407,851
Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc.(a)	37,811	44,218,830
Netflix, Inc.(a)	32,512	6,241,003
Priceline Group, Inc. (The)(a)	7,390	12,841,899
Total		63,301,732
Common Stocks (continued)
Issuer	Shares	Value ($)
Media 1.1%
AMC Networks, Inc., Class A(a)	46,335	2,505,797
Cable One, Inc.	1,553	1,092,303
CBS Corp., Class B Non Voting	28,550	1,684,450
Comcast Corp., Class A	201,510	8,070,475
Madison Square Garden Co. (The), Class A(a)	21,039	4,436,073
Total		17,789,098
Multiline Retail —%
Dollar General Corp.	1,670	155,327
Dollar Tree, Inc.(a)	810	86,921
Total		242,248
Specialty Retail 4.4%
Dick’s Sporting Goods, Inc.	71,870	2,065,544
Foot Locker, Inc.	158,050	7,409,384
Home Depot, Inc. (The)	137,950	26,145,664
Lowe’s Companies, Inc.	150,920	14,026,505
Michaels Companies, Inc. (The)(a)	197,480	4,777,041
O’Reilly Automotive, Inc.(a)	8,540	2,054,212
Ross Stores, Inc.	47,800	3,835,950
Sally Beauty Holdings, Inc.(a)	19,390	363,756
TJX Companies, Inc. (The)	122,190	9,342,647
Total		70,020,703
Textiles, Apparel & Luxury Goods 0.8%
lululemon athletica, Inc.(a)	45,750	3,595,492
Michael Kors Holdings Ltd.(a)	56,760	3,573,042
Skechers U.S.A., Inc., Class A(a)	128,963	4,879,960
Total		12,048,494
Total Consumer Discretionary		283,621,987
Consumer Staples 3.0%
Beverages 1.3%
Coca-Cola Co. (The)	212,150	9,733,442
PepsiCo, Inc.	93,445	11,205,924
Total		20,939,366

The accompanying Notes to Financial Statements are an integral part of this statement.
156	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.4%
Costco Wholesale Corp.	840	156,341
Kroger Co. (The)	11,310	310,460
Sprouts Farmers Market, Inc.(a)	121,527	2,959,182
Walgreens Boots Alliance, Inc.	37,840	2,747,941
Total		6,173,924
Food Products 0.3%
Hershey Co. (The)	1,330	150,969
Lamb Weston Holdings, Inc.	58,660	3,311,357
Pilgrim’s Pride Corp.(a)	16,370	508,452
Total		3,970,778
Household Products 0.2%
Energizer Holdings, Inc.	14,170	679,877
Kimberly-Clark Corp.	19,640	2,369,762
Total		3,049,639
Tobacco 0.8%
Altria Group, Inc.	113,208	8,084,183
Philip Morris International, Inc.	49,731	5,254,080
Total		13,338,263
Total Consumer Staples		47,471,970
Energy 0.9%
Energy Equipment & Services 0.1%
Halliburton Co.	36,860	1,801,348
Oil, Gas & Consumable Fuels 0.8%
Cabot Oil & Gas Corp.	92,180	2,636,348
Cimarex Energy Co.	2,260	275,743
Diamondback Energy, Inc.(a)	46,894	5,920,368
Gulfport Energy Corp.(a)	260,040	3,318,110
Laredo Petroleum, Inc.(a)	44,900	476,389
Total		12,626,958
Total Energy		14,428,306
Financials 4.2%
Banks 0.7%
First Hawaiian, Inc.	128,880	3,760,718
Signature Bank(a)	18,280	2,509,113
Western Alliance Bancorp(a)	87,570	4,958,214
Total		11,228,045
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.1%
Artisan Partners Asset Management, Inc., Class A	120,195	4,747,702
Cboe Global Markets, Inc.	3,990	497,114
Eaton Vance Corp.	80,020	4,512,328
Factset Research Systems, Inc.	3,104	598,327
Intercontinental Exchange, Inc.	18,850	1,330,056
Invesco Ltd.	3,250	118,755
Moody’s Corp.	480	70,853
Raymond James Financial, Inc.	780	69,654
S&P Global, Inc.	19,460	3,296,524
T. Rowe Price Group, Inc.	27,860	2,923,350
Total		18,164,663
Consumer Finance 1.0%
Capital One Financial Corp.	155,056	15,440,476
Insurance 1.4%
Allstate Corp. (The)	49,220	5,153,826
Aon PLC	41,177	5,517,718
Aspen Insurance Holdings Ltd.	125,291	5,086,814
Assurant, Inc.	9,350	942,854
Progressive Corp. (The)	60,990	3,434,957
Xl Group Ltd.	50,230	1,766,087
Total		21,902,256
Total Financials		66,735,440
Health Care 11.6%
Biotechnology 2.4%
AbbVie, Inc.	58,189	5,627,458
Alexion Pharmaceuticals, Inc.(a)	790	94,476
Biogen, Inc.(a)	23,870	7,604,266
Bioverativ, Inc.(a)	94,659	5,104,013
Celgene Corp.(a)	14,027	1,463,858
Exelixis, Inc.(a)	44,980	1,367,392
Gilead Sciences, Inc.	75,060	5,377,298
Incyte Corp.(a)	7,193	681,249
Regeneron Pharmaceuticals, Inc.(a)	13,986	5,258,177
Vertex Pharmaceuticals, Inc.(a)	44,820	6,716,725
Total		39,294,912

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	157

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.7%
Align Technology, Inc.(a)	18,280	4,061,633
Baxter International, Inc.	166,175	10,741,552
Becton Dickinson and Co.	30,671	6,565,434
Boston Scientific Corp.(a)	237,272	5,881,973
Cooper Companies, Inc. (The)	43,747	9,531,597
Danaher Corp.	39,976	3,710,572
Edwards Lifesciences Corp.(a)	19,509	2,198,860
IDEXX Laboratories, Inc.(a)	26,342	4,119,362
Intuitive Surgical, Inc.(a)	9,412	3,434,815
Teleflex, Inc.	9,204	2,290,139
West Pharmaceutical Services, Inc.	64,859	6,399,638
Total		58,935,575
Health Care Providers & Services 1.7%
AmerisourceBergen Corp.	780	71,620
CIGNA Corp.	2,856	580,025
Express Scripts Holding Co.(a)	77,991	5,821,248
Premier, Inc.(a)	58,032	1,693,954
UnitedHealth Group, Inc.	88,332	19,473,673
Total		27,640,520
Health Care Technology 0.2%
Cerner Corp.(a)	1,680	113,215
Veeva Systems Inc., Class A(a)	51,371	2,839,789
Total		2,953,004
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	101,285	6,783,056
Bio-Techne Corp.	17,058	2,209,864
Bruker Corp.	73,450	2,520,804
Illumina, Inc.(a)	22,329	4,878,663
Mettler-Toledo International, Inc.(a)	11,099	6,876,053
QIAGEN NV	56,612	1,751,009
Thermo Fisher Scientific, Inc.	27,623	5,245,055
Waters Corp.(a)	17,350	3,351,847
Total		33,616,351
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.5%
Bristol-Myers Squibb Co.	73,230	4,487,534
Eli Lilly & Co.	39,486	3,334,987
Johnson & Johnson	18,589	2,597,255
Merck & Co., Inc.	12,110	681,430
Zoetis, Inc.	183,265	13,202,411
Total		24,303,617
Total Health Care		186,743,979
Industrials 12.4%
Aerospace & Defense 2.4%
Boeing Co. (The)	52,287	15,419,959
BWX Technologies, Inc.	89,635	5,422,021
General Dynamics Corp.	18,780	3,820,791
Hexcel Corp.	31,570	1,952,605
Northrop Grumman Corp.	26,400	8,102,424
Raytheon Co.	15,870	2,981,179
Total		37,698,979
Air Freight & Logistics 0.1%
Expeditors International of Washington, Inc.	25,670	1,660,592
Airlines 0.5%
Copa Holdings SA, Class A	43,244	5,797,291
Southwest Airlines Co.	36,710	2,402,669
Total		8,199,960
Building Products 0.6%
Allegion PLC	34,968	2,782,054
AO Smith Corp.	113,995	6,985,614
Total		9,767,668
Commercial Services & Supplies 0.3%
Waste Management, Inc.	60,090	5,185,767
Construction & Engineering —%
Quanta Services, Inc.(a)	17,060	667,217
Electrical Equipment 0.6%
AMETEK, Inc.	67,489	4,890,928
Emerson Electric Co.	1,880	131,017
Rockwell Automation, Inc.	21,740	4,268,649
Total		9,290,594

The accompanying Notes to Financial Statements are an integral part of this statement.
158	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.7%
3M Co.	66,862	15,737,309
Honeywell International, Inc.	74,237	11,384,986
Total		27,122,295
Machinery 4.6%
Allison Transmission Holdings, Inc.	14,600	628,822
Caterpillar, Inc.	35,002	5,515,615
Cummins, Inc.	80,212	14,168,648
Deere & Co.	88,365	13,830,006
Donaldson Co., Inc.	34,315	1,679,719
Fortive Corp.	77,155	5,582,164
Graco, Inc.	344,061	15,558,438
IDEX Corp.	14,630	1,930,721
Illinois Tool Works, Inc.	24,114	4,023,421
Ingersoll-Rand PLC	2,820	251,516
Lincoln Electric Holdings, Inc.	13,220	1,210,688
Stanley Black & Decker, Inc.	710	120,480
Toro Co. (The)	62,930	4,104,924
WABCO Holdings, Inc.(a)	37,290	5,351,115
Total		73,956,277
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	11,724	1,388,239
TransUnion (a)	2,610	143,445
Total		1,531,684
Road & Rail 0.2%
CSX Corp.	1,410	77,564
Landstar System, Inc.	30,884	3,215,025
Old Dominion Freight Line, Inc.	880	115,764
Union Pacific Corp.	1,870	250,767
Total		3,659,120
Trading Companies & Distributors 1.3%
HD Supply Holdings, Inc.(a)	81,180	3,249,635
MSC Industrial Direct Co., Inc., Class A	4,242	410,032
Watsco, Inc.	95,870	16,301,735
Total		19,961,402
Total Industrials		198,701,555
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 41.5%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	3,120	735,010
F5 Networks, Inc.(a)	32,771	4,300,211
Juniper Networks, Inc.	39,040	1,112,640
Motorola Solutions, Inc.	84,374	7,622,347
Palo Alto Networks, Inc.(a)	1,030	149,288
Total		13,919,496
Electronic Equipment, Instruments & Components 1.4%
Amphenol Corp., Class A	135,010	11,853,878
Cognex Corp.	42,590	2,604,804
IPG Photonics Corp.(a)	19,760	4,231,209
Trimble Navigation Ltd.(a)	90,737	3,687,552
Total		22,377,443
Internet Software & Services 9.3%
Alphabet, Inc., Class A(a)	43,239	45,547,963
Alphabet, Inc., Class C(a)	43,141	45,142,742
Facebook, Inc., Class A(a)	314,262	55,454,672
IAC/InterActiveCorp (a)	26,870	3,285,664
Total		149,431,041
IT Services 6.5%
Accenture PLC, Class A	55,831	8,547,168
Booz Allen Hamilton Holdings Corp.	134,205	5,117,237
Cognizant Technology Solutions Corp., Class A	60,040	4,264,041
DST Systems, Inc.	142,150	8,823,250
DXC Technology Co.	17,980	1,706,302
Euronet Worldwide, Inc.(a)	102,347	8,624,782
Fiserv, Inc.(a)	11,940	1,565,692
Global Payments, Inc.	5,100	511,224
Jack Henry & Associates, Inc.	69,785	8,162,054
MasterCard, Inc., Class A	135,793	20,553,628
Paychex, Inc.	9,875	672,290
PayPal Holdings, Inc.(a)	109,600	8,068,752
Square, Inc., Class A(a)	19,730	684,039
Total System Services, Inc.	32,600	2,578,334
Vantiv, Inc., Class A(a)	4,160	305,968
Visa, Inc., Class A	212,226	24,198,009
Total		104,382,770

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	159

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	157,260	8,039,131
Broadcom Ltd.	55,596	14,282,612
Intel Corp.	52,605	2,428,247
KLA-Tencor Corp.	39,352	4,134,715
Lam Research Corp.	9,378	1,726,208
Maxim Integrated Products, Inc.	18,695	977,375
Micron Technology, Inc.(a)	315,841	12,987,382
NVIDIA Corp.	33,926	6,564,681
Skyworks Solutions, Inc.	42,496	4,034,995
Teradyne, Inc.	34,730	1,454,145
Texas Instruments, Inc.	113,863	11,891,852
Xilinx, Inc.	175,550	11,835,581
Total		80,356,924
Software 10.7%
Activision Blizzard, Inc.	57,960	3,670,027
Adobe Systems, Inc.(a)	113,859	19,952,651
ANSYS, Inc.(a)	8,810	1,300,268
Autodesk, Inc.(a)	14,060	1,473,910
Cadence Design Systems, Inc.(a)	13,950	583,389
Citrix Systems, Inc.(a)	58,853	5,179,064
Electronic Arts, Inc.(a)	92,987	9,769,214
Fortinet, Inc.(a)	41,125	1,796,751
Intuit, Inc.	85,297	13,458,161
Microsoft Corp.	959,690	82,091,882
Oracle Corp.	131,300	6,207,864
Red Hat, Inc.(a)	1,480	177,748
Salesforce.com, Inc.(a)	125,334	12,812,895
ServiceNow, Inc.(a)	34,501	4,498,585
Synopsys, Inc.(a)	34,528	2,943,167
Take-Two Interactive Software, Inc.(a)	43,710	4,798,484
Workday, Inc., Class A(a)	3,420	347,951
Total		171,062,011
Technology Hardware, Storage & Peripherals 7.7%
Apple, Inc.	717,492	121,421,171
Western Digital Corp.	37,970	3,019,754
Total		124,440,925
Total Information Technology		665,970,610
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 5.4%
Chemicals 3.0%
Albemarle Corp.	13,390	1,712,447
Celanese Corp., Class A	22,610	2,421,079
Chemours Co. LLC (The)	163,162	8,167,890
Ecolab, Inc.	55,224	7,409,956
FMC Corp.	209,518	19,832,974
PPG Industries, Inc.	31,847	3,720,367
Praxair, Inc.	8,900	1,376,652
Westlake Chemical Corp.	30,893	3,291,031
Total		47,932,396
Construction Materials 0.1%
Eagle Materials, Inc.	6,478	733,957
Containers & Packaging 1.9%
AptarGroup, Inc.	137,603	11,872,387
Avery Dennison Corp.	33,738	3,875,147
Bemis Co., Inc.	62,290	2,976,839
Graphic Packaging Holding Co.	554,010	8,559,454
Packaging Corp. of America	12,830	1,546,657
Silgan Holdings, Inc.	54,810	1,610,866
Total		30,441,350
Metals & Mining 0.4%
Freeport-McMoRan, Inc.(a)	329,155	6,240,779
Southern Copper Corp.	1,690	80,190
Steel Dynamics, Inc.	8,890	383,426
Total		6,704,395
Total Materials		85,812,098
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.8%
American Tower Corp.	97,050	13,846,123
Equinix, Inc.	8,840	4,006,465
Equity LifeStyle Properties, Inc.	52,757	4,696,428
Sabra Health Care REIT, Inc.	246,863	4,633,619
SBA Communications Corp.(a)	14,050	2,295,208
Total		29,477,843
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	29,301	1,269,026
Total Real Estate		30,746,869

The accompanying Notes to Financial Statements are an integral part of this statement.
160	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	137,594	7,282,850
Total Telecommunication Services		7,282,850
Utilities —%
Independent Power and Renewable Electricity Producers —%
NRG Energy, Inc.	14,570	414,954
Total Utilities		414,954
Total Common Stocks (Cost $1,389,360,292)		1,587,930,618

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	15,838,219	15,838,219
Total Money Market Funds (Cost $15,837,149)		15,838,219
Total Investments (Cost: $1,405,197,441)		1,603,768,837
Other Assets & Liabilities, Net		(872,908)
Net Assets		1,602,895,929

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	5,860,732	418,757,108	(408,779,621)	15,838,219	415	1,070	167,957	15,838,219
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	161

Portfolio of Investments   (continued)
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, December 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	283,621,987	—	—	—	283,621,987
Consumer Staples	47,471,970	—	—	—	47,471,970
Energy	14,428,306	—	—	—	14,428,306
Financials	66,735,440	—	—	—	66,735,440
Health Care	186,743,979	—	—	—	186,743,979
Industrials	198,701,555	—	—	—	198,701,555
Information Technology	665,970,610	—	—	—	665,970,610
Materials	85,812,098	—	—	—	85,812,098
Real Estate	30,746,869	—	—	—	30,746,869
Telecommunication Services	7,282,850	—	—	—	7,282,850
Utilities	414,954	—	—	—	414,954
Total Common Stocks	1,587,930,618	—	—	—	1,587,930,618
Money Market Funds	—	—	—	15,838,219	15,838,219
Total Investments	1,587,930,618	—	—	15,838,219	1,603,768,837
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
162	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – MFS® Value Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.4%
Issuer	Shares	Value ($)
Consumer Discretionary 6.3%
Auto Components 1.0%
Aptiv PLC	228,366	19,372,288
Delphi Technologies PLC(a)	76,121	3,994,069
Total		23,366,357
Automobiles 0.2%
Harley-Davidson, Inc.	72,364	3,681,880
Household Durables 0.3%
Newell Brands, Inc.	219,752	6,790,337
Leisure Products 0.2%
Hasbro, Inc.	47,688	4,334,362
Media 3.8%
Comcast Corp., Class A	1,021,573	40,913,999
Interpublic Group of Companies, Inc. (The)	740,580	14,930,093
Omnicom Group, Inc.	365,970	26,653,595
Time Warner, Inc.	42,749	3,910,251
Total		86,407,938
Specialty Retail 0.1%
Advance Auto Parts, Inc.	26,564	2,648,165
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	485,711	10,156,217
Nike, Inc., Class B	78,862	4,932,818
Total		15,089,035
Total Consumer Discretionary		142,318,074
Consumer Staples 11.8%
Beverages 1.9%
Diageo PLC	745,948	27,342,265
PepsiCo, Inc.	128,929	15,461,165
Total		42,803,430
Food & Staples Retailing 0.4%
CVS Health Corp.	133,648	9,689,480
Food Products 4.4%
Archer-Daniels-Midland Co.	231,125	9,263,490
Danone SA	131,212	11,012,552
General Mills, Inc.	535,875	31,772,029
Common Stocks (continued)
Issuer	Shares	Value ($)
JM Smucker Co. (The)	73,202	9,094,616
Nestlé SA, Registered Shares	434,997	37,408,537
Total		98,551,224
Household Products 1.1%
Procter & Gamble Co. (The)	120,970	11,114,723
Reckitt Benckiser Group PLC	133,300	12,436,028
Total		23,550,751
Personal Products 0.4%
Coty, Inc., Class A	457,809	9,105,821
Tobacco 3.6%
Altria Group, Inc.	143,485	10,246,264
Philip Morris International, Inc.	674,426	71,253,107
Total		81,499,371
Total Consumer Staples		265,200,077
Energy 5.3%
Energy Equipment & Services 1.7%
Schlumberger Ltd.	564,844	38,064,837
Oil, Gas & Consumable Fuels 3.6%
Chevron Corp.	162,637	20,360,526
EOG Resources, Inc.	225,331	24,315,468
Exxon Mobil Corp.	236,465	19,777,933
Occidental Petroleum Corp.	239,612	17,649,820
Total		82,103,747
Total Energy		120,168,584
Financials 31.4%
Banks 14.6%
Citigroup, Inc.	719,940	53,570,735
JPMorgan Chase & Co.	1,040,514	111,272,567
PNC Financial Services Group, Inc. (The)	237,518	34,271,472
U.S. Bancorp	938,820	50,301,976
Wells Fargo & Co.	1,312,837	79,649,821
Total		329,066,571
Capital Markets 8.2%
Bank of New York Mellon Corp. (The)	475,122	25,590,071
BlackRock, Inc.	49,337	25,344,910
Franklin Resources, Inc.	191,836	8,312,254
Goldman Sachs Group, Inc. (The)	226,008	57,577,798
Moody’s Corp.	98,804	14,584,459

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	163

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Nasdaq, Inc.	278,301	21,381,866
State Street Corp.	205,175	20,027,132
T. Rowe Price Group, Inc.	105,067	11,024,680
Total		183,843,170
Consumer Finance 1.1%
American Express Co.	248,603	24,688,764
Insurance 7.5%
Aon PLC	289,403	38,780,002
Chubb Ltd.	301,112	44,001,496
MetLife, Inc.	543,560	27,482,394
Prudential Financial, Inc.	120,886	13,899,472
Travelers Companies, Inc. (The)	331,445	44,957,200
Total		169,120,564
Total Financials		706,719,069
Health Care 15.1%
Health Care Equipment & Supplies 4.9%
Abbott Laboratories	558,310	31,862,752
Danaher Corp.	301,553	27,990,149
Medtronic PLC	627,193	50,645,835
Total		110,498,736
Health Care Providers & Services 1.9%
CIGNA Corp.	73,673	14,962,250
Express Scripts Holding Co.(a)	156,050	11,647,572
McKesson Corp.	107,418	16,751,837
Total		43,361,659
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	153,088	29,068,349
Pharmaceuticals 7.0%
Johnson & Johnson	579,620	80,984,506
Merck & Co., Inc.	319,341	17,969,318
Novartis AG, Registered Shares	61,519	5,202,079
Pfizer, Inc.	1,360,696	49,284,409
Roche Holding AG, Genusschein Shares	17,647	4,464,042
Total		157,904,354
Total Health Care		340,833,098
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 14.3%
Aerospace & Defense 3.1%
Lockheed Martin Corp.	45,788	14,700,237
Northrop Grumman Corp.	107,539	33,004,795
United Technologies Corp.	181,696	23,178,959
Total		70,883,991
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	133,955	15,960,738
Building Products 1.9%
Johnson Controls International PLC	1,091,339	41,590,929
Electrical Equipment 1.0%
Eaton Corp. PLC	278,362	21,993,382
Industrial Conglomerates 3.3%
3M Co.	129,566	30,495,949
Honeywell International, Inc.	289,846	44,450,783
Total		74,946,732
Machinery 2.2%
Illinois Tool Works, Inc.	130,293	21,739,387
Ingersoll-Rand PLC	141,825	12,649,372
Stanley Black & Decker, Inc.	86,572	14,690,403
Total		49,079,162
Professional Services 0.5%
Equifax, Inc.	101,052	11,916,052
Road & Rail 1.4%
Canadian National Railway Co.	157,085	12,959,512
Union Pacific Corp.	144,129	19,327,699
Total		32,287,211
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.(a)	111,537	4,464,826
Total Industrials		323,123,023
Information Technology 7.8%
IT Services 6.1%
Accenture PLC, Class A	454,259	69,542,510
Amdocs Ltd.	83,505	5,467,907
Cognizant Technology Solutions Corp., Class A	90,869	6,453,516
DXC Technology Co.	75,519	7,166,753
Fidelity National Information Services, Inc.	241,797	22,750,680

The accompanying Notes to Financial Statements are an integral part of this statement.
164	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Fiserv, Inc.(a)	121,488	15,930,722
International Business Machines Corp.	60,032	9,210,110
Total		136,522,198
Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	64,525	5,744,661
Texas Instruments, Inc.	311,290	32,511,127
Total		38,255,788
Total Information Technology		174,777,986
Materials 4.1%
Chemicals 3.6%
DowDuPont, Inc.	129,582	9,228,830
Monsanto Co.	72,062	8,415,400
PPG Industries, Inc.	375,872	43,909,367
Sherwin-Williams Co. (The)	48,937	20,066,128
Total		81,619,725
Containers & Packaging 0.5%
Crown Holdings, Inc.(a)	176,445	9,925,031
Total Materials		91,544,756
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
Public Storage	40,508	8,466,172
Total Real Estate		8,466,172
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	350,252	18,538,838
Total Telecommunication Services		18,538,838
Utilities 2.1%
Electric Utilities 2.1%
Duke Energy Corp.	352,693	29,665,008
Southern Co. (The)	193,402	9,300,702
Xcel Energy, Inc.	192,966	9,283,595
Total		48,249,305
Total Utilities		48,249,305
Total Common Stocks (Cost $1,553,495,651)		2,239,938,982

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	14,243,935	14,243,935
Total Money Market Funds (Cost $14,243,935)		14,243,935
Total Investments (Cost: $1,567,739,586)		2,254,182,917
Other Assets & Liabilities, Net		(787,825)
Net Assets		2,253,395,092

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	32,188,757	248,774,219	(266,719,041)	14,243,935	(7,566)	85	208,886	14,243,935
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	165

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Value Fund, December 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	142,318,074	—	—	—	142,318,074
Consumer Staples	177,000,695	88,199,382	—	—	265,200,077
Energy	120,168,584	—	—	—	120,168,584
Financials	706,719,069	—	—	—	706,719,069
Health Care	331,166,977	9,666,121	—	—	340,833,098
Industrials	323,123,023	—	—	—	323,123,023
Information Technology	174,777,986	—	—	—	174,777,986
Materials	91,544,756	—	—	—	91,544,756
The accompanying Notes to Financial Statements are an integral part of this statement.
166	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Value Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	8,466,172	—	—	—	8,466,172
Telecommunication Services	18,538,838	—	—	—	18,538,838
Utilities	48,249,305	—	—	—	48,249,305
Total Common Stocks	2,142,073,479	97,865,503	—	—	2,239,938,982
Money Market Funds	—	—	—	14,243,935	14,243,935
Total Investments	2,142,073,479	97,865,503	—	14,243,935	2,254,182,917
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	167

Portfolio of Investments
Variable Portfolio – Morgan Stanley Advantage Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.4%
Issuer	Shares	Value ($)
Consumer Discretionary 36.1%
Automobiles 1.1%
Harley-Davidson, Inc.	383,539	19,514,464
Hotels, Restaurants & Leisure 4.9%
Starbucks Corp.	1,544,911	88,724,239
Household Durables 1.0%
Mohawk Industries, Inc.(a)	65,634	18,108,420
Internet & Direct Marketing Retail 9.8%
Amazon.com, Inc.(a)	129,548	151,502,500
Priceline Group, Inc. (The)(a)	15,442	26,834,181
Total		178,336,681
Media 4.4%
Walt Disney Co. (The)	743,264	79,908,313
Specialty Retail 7.4%
L Brands, Inc.	300,587	18,101,349
TJX Companies, Inc. (The)	859,746	65,736,179
Ulta Beauty, Inc.(a)	223,165	49,913,084
Total		133,750,612
Textiles, Apparel & Luxury Goods 7.5%
LVMH Moet Hennessy Louis Vuitton SE	299,025	88,045,823
Nike, Inc., Class B	784,040	49,041,702
Total		137,087,525
Total Consumer Discretionary		655,430,254
Financials 8.6%
Capital Markets 2.5%
S&P Global, Inc.	261,740	44,338,756
Diversified Financial Services 5.1%
Berkshire Hathaway, Inc., Class B(a)	464,836	92,139,792
Insurance 1.0%
Markel Corp.(a)	16,211	18,466,436
Total Financials		154,944,984
Health Care 4.9%
Health Care Equipment & Supplies 2.5%
Danaher Corp.	480,711	44,619,595
Pharmaceuticals 2.4%
Zoetis, Inc.	612,228	44,104,905
Total Health Care		88,724,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.8%
Aerospace & Defense 8.5%
TransDigm Group, Inc.	221,423	60,807,184
United Technologies Corp.	734,903	93,751,576
Total		154,558,760
Machinery 1.4%
Fortive Corp.	355,853	25,745,965
Professional Services 1.5%
IHS Markit Ltd.(a)	597,106	26,959,336
Road & Rail 5.4%
Union Pacific Corp.	731,084	98,038,364
Total Industrials		305,302,425
Information Technology 25.2%
Internet Software & Services 13.6%
Alphabet, Inc., Class C(a)	103,143	107,928,835
Facebook, Inc., Class A(a)	436,170	76,966,558
Twitter, Inc.(a)	2,600,723	62,443,360
Total		247,338,753
IT Services 1.5%
MasterCard, Inc., Class A	179,651	27,191,975
Software 10.1%
Activision Blizzard, Inc.	967,790	61,280,463
Salesforce.com, Inc.(a)	665,123	67,995,524
ServiceNow, Inc.(a)	210,484	27,445,009
Workday, Inc., Class A(a)	256,438	26,090,002
Total		182,810,998
Total Information Technology		457,341,726
Materials 4.8%
Chemicals 1.6%
Sherwin-Williams Co. (The)	72,762	29,835,331
Construction Materials 3.2%
Martin Marietta Materials, Inc.	131,127	28,984,312
Vulcan Materials Co.	219,111	28,127,279
Total		57,111,591
Total Materials		86,946,922
Total Common Stocks (Cost $1,458,968,126)		1,748,690,811

The accompanying Notes to Financial Statements are an integral part of this statement.
168	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Morgan Stanley Advantage Fund, December 31, 2017
Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	66,175,288	66,175,288
Total Money Market Funds (Cost $66,171,304)		66,175,288
Total Investments (Cost: $1,525,139,430)		1,814,866,099
Other Assets & Liabilities, Net		(1,031,314)
Net Assets		1,813,834,785
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	32,408,120	790,290,290	(756,523,122)	66,175,288	(31,398)	4,584	459,404	66,175,288
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	169

Portfolio of Investments   (continued)
Variable Portfolio – Morgan Stanley Advantage Fund, December 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	567,384,431	88,045,823	—	—	655,430,254
Financials	154,944,984	—	—	—	154,944,984
Health Care	88,724,500	—	—	—	88,724,500
Industrials	305,302,425	—	—	—	305,302,425
Information Technology	457,341,726	—	—	—	457,341,726
Materials	86,946,922	—	—	—	86,946,922
Total Common Stocks	1,660,644,988	88,045,823	—	—	1,748,690,811
Money Market Funds	—	—	—	66,175,288	66,175,288
Total Investments	1,660,644,988	88,045,823	—	66,175,288	1,814,866,099
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
170	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Oppenheimer International Growth Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Australia 1.8%
CSL Ltd.	187,156	20,567,274
James Hardie Industries PLC	584,827	10,271,240
Total		30,838,514
Austria 0.7%
ams AG	141,370	12,832,035
Canada 5.0%
Alimentation Couche-Tard, Inc., Class B	341,012	17,793,936
CCL Industries, Inc.	443,837	20,507,600
Dollarama, Inc.	201,680	25,197,966
Saputo, Inc.	604,019	21,710,086
Total		85,209,588
China 1.2%
Baidu, Inc., ADR(a)	84,670	19,830,561
Denmark 4.6%
Novo Nordisk A/S, Class B	482,051	25,987,729
Novozymes AS, Class B	330,972	18,909,790
Pandora A/S	173,179	18,853,839
William Demant Holding AS(a)	549,094	15,354,136
Total		79,105,494
Finland 1.1%
Nokia OYJ	3,879,751	18,127,024
France 16.3%
Airbus Group SE	178,100	17,736,532
AtoS	169,869	24,733,217
Dassault Systemes	159,275	16,930,080
Edenred	587,317	17,039,450
Essilor International Cie Generale d’Optique SA	133,997	18,481,225
Hermes International	36,710	19,655,736
Iliad SA	73,730	17,670,862
Legrand SA	248,150	19,112,098
LVMH Moet Hennessy Louis Vuitton SE	79,390	23,375,831
Pernod Ricard SA	119,750	18,958,834
SEB SA	113,121	20,963,213
STMicroelectronics NV	1,223,850	26,732,870
Technicolor SA	2,089,110	7,193,991
Valeo SA	418,050	31,234,445
Total		279,818,384
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 12.6%
Bayer AG, Registered Shares	171,256	21,280,813
Bayerische Motoren Werke AG	164,994	17,106,927
Brenntag AG	270,162	17,031,981
Continental AG	113,770	30,590,476
Infineon Technologies AG	1,603,097	43,659,064
ProSiebenSat.1 Media AG	555,251	19,059,364
SAP SE	318,611	35,644,703
Scout24 AG(b)	414,566	16,896,025
United Internet AG	228,061	15,626,998
Total		216,896,351
India 2.9%
Hero Honda Motors Ltd.	462,251	27,379,857
ICICI Bank Ltd., ADR	2,303,915	22,417,093
Total		49,796,950
Japan 12.1%
Hitachi Ltd.	2,710,000	21,024,723
Hoya Corp.	338,900	16,878,302
Keyence Corp.	55,120	30,791,760
Koito Manufacturing Co., Ltd.	352,200	24,658,709
Kubota Corp.	1,052,500	20,586,312
Nidec Corp.	211,600	29,627,608
Nippon Telegraph & Telephone Corp.	653,400	30,719,019
Nitori Co., Ltd.	105,700	15,043,700
Subaru Corp.	585,400	18,561,768
Total		207,891,901
Luxembourg 1.0%
SES SA FDR	1,107,210	17,283,592
Netherlands 5.3%
Aalberts Industries NV	426,831	21,711,873
ASML Holding NV	135,462	23,591,808
Boskalis Westminster	317,943	11,990,032
Heineken NV	216,094	22,539,231
Koninklijke Vopak NV	238,535	10,466,556
Total		90,299,500
South Africa 0.9%
SPAR Group Ltd. (The)	909,196	14,941,752

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	171

Portfolio of Investments   (continued)
Variable Portfolio – Oppenheimer International Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 5.2%
Amadeus IT Group SA, Class A	246,545	17,781,550
Grifols SA	820,452	24,044,428
Industria de Diseno Textil SA	416,249	14,506,121
Prosegur Cash SA(b)	3,880,453	12,459,346
Prosegur Cia de Seguridad SA, Registered Shares	2,562,746	20,140,654
Total		88,932,099
Sweden 2.2%
Atlas Copco AB, Class A	502,494	21,697,087
Swedish Match AB	408,092	16,078,718
Total		37,775,805
Switzerland 9.8%
Barry Callebaut AG	11,208	23,383,308
Cie Financiere Richemont SA, Class A, Registered Shares	204,487	18,529,634
Lonza Group AG, Registered Shares	92,133	24,894,678
Roche Holding AG, Genusschein Shares	64,549	16,328,522
Sika AG	2,256	17,919,278
Sonova Holding AG	92,672	14,474,502
Temenos Group AG	266,691	34,210,452
UBS AG	589,188	10,847,178
VAT Group AG	48,391	7,170,876
Total		167,758,428
Thailand 1.1%
CP ALL PCL, Foreign Registered Shares	7,963,600	18,795,220
United Kingdom 13.2%
Bunzl PLC	730,026	20,397,063
Dignity PLC	296,808	7,293,387
Domino’s Pizza Group PLC	3,076,608	14,359,980
Common Stocks (continued)
Issuer	Shares	Value ($)
Essentra PLC	1,368,845	9,786,705
Ferguson PLC	140,807	10,104,867
Intertek Group PLC	245,460	17,165,915
NEX Group PLC	1,434,787	11,748,990
Prudential PLC	718,949	18,412,523
Reckitt Benckiser Group PLC	318,521	29,715,949
Spectris PLC	384,807	12,881,875
TechnipFMC PLC	311,712	9,668,092
Travis Perkins PLC	877,850	18,572,552
Tullett Prebon PLC, Registered Shares	1,907,741	13,676,041
Unilever PLC	244,929	13,585,270
Weir Group PLC (The)	253,161	7,256,531
Whitbread PLC	223,839	12,088,656
Total		226,714,396
United States 1.5%
Carnival Corp.	397,670	26,393,358
Total Common Stocks (Cost $1,369,814,688)		1,689,240,952

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(c),(d)	24,307,337	24,307,337
Total Money Market Funds (Cost $24,307,337)		24,307,337
Total Investments (Cost $1,394,122,025)		1,713,548,289
Other Assets & Liabilities, Net		2,003,690
Net Assets		$1,715,551,979

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $29,355,371, which represents 1.71% of net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
172	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Oppenheimer International Growth Fund, December 31, 2017
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	36,215,369	607,116,538	(619,024,570)	24,307,337	(952)	11	306,854	24,307,337
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	173

Portfolio of Investments   (continued)
Variable Portfolio – Oppenheimer International Growth Fund, December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	30,838,514	—	—	30,838,514
Austria	—	12,832,035	—	—	12,832,035
Canada	85,209,588	—	—	—	85,209,588
China	19,830,561	—	—	—	19,830,561
Denmark	—	79,105,494	—	—	79,105,494
Finland	—	18,127,024	—	—	18,127,024
France	—	279,818,384	—	—	279,818,384
Germany	—	216,896,351	—	—	216,896,351
India	22,417,093	27,379,857	—	—	49,796,950
Japan	—	207,891,901	—	—	207,891,901
Luxembourg	—	17,283,592	—	—	17,283,592
Netherlands	—	90,299,500	—	—	90,299,500
South Africa	—	14,941,752	—	—	14,941,752
Spain	—	88,932,099	—	—	88,932,099
Sweden	—	37,775,805	—	—	37,775,805
Switzerland	—	167,758,428	—	—	167,758,428
Thailand	—	18,795,220	—	—	18,795,220
United Kingdom	—	226,714,396	—	—	226,714,396
United States	26,393,358	—	—	—	26,393,358
Total Common Stocks	153,850,600	1,535,390,352	—	—	1,689,240,952
Money Market Funds	—	—	—	24,307,337	24,307,337
Total Investments	153,850,600	1,535,390,352	—	24,307,337	1,713,548,289
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
174	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 12.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2012-1A Class A1
1-month USD LIBOR + 0.800% 12/27/2022	2.352%	24,262	24,265
Series 2013-1A Class A
1-month USD LIBOR + 0.800% 12/26/2044	2.352%	1,113,985	1,108,505
Access Point Financial, Inc.(a)
Series 2016-1A Class A
02/16/2021	6.250%	876,215	875,580
Ally Auto Receivables Trust
Series 2016-1 Class A3
04/15/2020	1.470%	443,048	442,203
American Credit Acceptance Receivables Trust(a)
Series 2015-2 Class C
05/12/2021	4.320%	858,000	864,074
Series 2016-3 Class A
11/12/2020	1.700%	160,448	160,209
Series 2016-4
02/13/2023	2.910%	1,371,000	1,368,665
American Tower Trust I(a)
Pass-Through Certificates
03/15/2043	1.551%	500,000	496,219
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,921,315
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	1,107,000	1,105,196
Series 2017-1 Class C
08/18/2022	2.710%	594,000	590,543
Series 2017-1 Class D
01/18/2023	3.130%	1,332,000	1,333,547
Anchor Assets IX LLC(a),(c)
Series 2016-1 Class A
02/15/2020	5.125%	7,550,000	7,550,000
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2014-2A Class A
02/20/2021	2.500%	1,700,000	1,699,941
Series 2015-1A Class A
07/20/2021	2.500%	4,458,000	4,453,360
Series 2017-2A Class A
03/20/2024	2.970%	2,511,000	2,506,765
Axis Equipment Finance Receivables II LLC(a)
Series 2015-1A Class A2
03/20/2020	1.900%	118,709	118,394
AXIS Equipment Finance Receivables IV LLC(a)
Series 2016-1A Class A
11/20/2021	2.210%	1,018,136	1,012,766
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCC Funding Corp. X(a)
Series 2015-1 Class A2
10/20/2020	2.224%	384,213	383,622
BCC Funding XIII LLC(a)
Series 2016-1
12/20/2021	2.200%	1,616,444	1,612,694
BXG Receivables Note Trust(a)
Series 2012-A Class A
12/02/2027	2.660%	263,637	260,051
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	926,000	924,930
California Republic Auto Receivables Trust
Series 2016-1 Class A4
10/15/2021	2.240%	7,896,000	7,898,385
Capital Auto Receivables Asset Trust
Series 2015-3 Class A4
05/20/2020	2.130%	1,732,000	1,733,801
Series 2015-4 Class A2
03/20/2019	1.620%	175,675	175,654
Series 2015-4 Class A4
07/20/2020	2.010%	1,199,000	1,198,642
Series 2016-3 Class A4
03/22/2021	1.690%	530,000	526,120
Capital One Multi-Asset Execution Trust
Series 2016-A5 Class A5
06/17/2024	1.660%	1,556,000	1,516,848
Series 2017-A6 Class A6
07/15/2025	2.290%	402,000	399,255
CarFinance Capital Auto Trust(a)
Series 2014-1A Class B
04/15/2020	2.720%	61,332	61,348
Series 2014-2A Class A
11/16/2020	1.440%	84,342	84,277
Series 2015-1A Class A
06/15/2021	1.750%	82,382	82,244
Carnow Auto Receivables Trust(a)
Series 2016-1A Class A
05/15/2019	2.260%	579,768	579,526
Series 2016-1A Class B
02/15/2021	3.490%	2,200,000	2,190,492
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% 02/25/2033	2.112%	629,361	614,812
Chase Funding Trust(d)
Series 2003-4 Class 1A5
05/25/2033	5.261%	439,206	445,060

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	175

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2003-6 Class 1A5
11/25/2034	5.108%	432,593	446,899
Citi Held for Asset Issuance(a)
Series 2016-MF1 Class A
08/15/2022	4.480%	509,846	512,485
Series 2016-MF1 Class B
08/15/2022	6.640%	3,250,000	3,288,471
CLUB Credit Trust(a)
Series 2017-NP1 Class A
04/17/2023	2.390%	254,835	254,914
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% 11/26/2046	2.878%	1,305,770	1,337,742
Conix Mortgage Asset Trust(a),(c),(e),(f)
Series 2013-1 Class A
12/25/2047	4.704%	1,078,519	115,725
Continental Credit Card(a)
Series 2016-1A Class A
01/15/2023	4.560%	606,236	606,076
COOF Securitization Trust Ltd.(a),(c),(d),(g)
CMO Series 2014-1 Class A
06/25/2040	2.961%	1,463,216	151,820
CPS Auto Receivables Trust(a)
Series 2014-C Class C
08/17/2020	3.770%	2,096,000	2,127,038
Series 2015-A Class C
02/16/2021	4.000%	219,000	221,269
Series 2015-B Class A
11/15/2019	1.650%	621,151	620,788
Series 2015-C Class D
08/16/2021	4.630%	1,376,000	1,361,016
Series 2016-A Class A
10/15/2019	2.250%	215,251	215,349
Series 2016-A Class B
05/15/2020	3.340%	1,436,395	1,442,702
Series 2016-B Class A
11/15/2019	2.070%	104,783	104,758
Subordinated, Series 2014-B Class B
05/15/2020	2.320%	657,842	658,185
Subordinated, Series 2015-B Class C
05/17/2021	4.200%	1,480,000	1,480,065
Subordinated, Series 2016-C Class C
06/15/2022	3.270%	1,050,000	1,042,554
Credit Acceptance Auto Loan Trust(a)
Series 2015-2A Class A
02/15/2023	2.400%	1,713,292	1,715,207
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-2A Class C
02/15/2024	3.760%	434,000	436,715
Series 2017-1A Class A
10/15/2025	2.560%	1,688,000	1,681,581
Subordinated, Series 2017-1A Class B
12/15/2025	3.040%	740,000	735,191
Subordinated, Series 2017-1A Class C
02/17/2026	3.480%	620,000	621,397
Subordinated, Series 2017-2A Class C
06/15/2026	3.350%	344,000	339,693
Diamond Resorts Owner Trust(a)
Series 2017-1A Class A
10/22/2029	3.270%	1,658,453	1,645,604
Drive Auto Receivables Trust(a)
Series 2015-AA Class D
07/15/2022	4.120%	883,000	896,059
Series 2016-AA Class B
05/15/2020	3.170%	139,797	139,812
Series 2016-AA Class C
05/17/2021	3.910%	2,428,000	2,443,345
Series 2017-AA Class C
01/18/2022	2.980%	1,260,000	1,266,901
Subordinated Series 2017-3 Class D
12/15/2023	3.530%	3,600,000	3,610,752
Subordinated, Series 2015-BA Class D
07/15/2021	3.840%	1,921,000	1,948,859
Subordinated, Series 2015-CA Class D
09/15/2021	4.200%	1,058,824	1,081,359
Subordinated, Series 2015-DA Class D
01/17/2023	4.590%	1,320,000	1,347,113
Subordinated, Series 2016-BA Class B
06/15/2020	2.560%	145,221	145,358
Subordinated, Series 2016-CA Class D
03/15/2024	4.180%	2,915,000	2,993,287
Subordinated, Series 2017-AA Class B
01/15/2021	2.510%	790,000	792,180
Subordinated, Series 2017-AA Class D
05/15/2024	4.160%	1,677,000	1,719,531
Drive Auto Receivables Trust
Subordinated Series 2017-2 Class C
09/15/2023	2.750%	2,398,000	2,400,749
Subordinated, Series 2017-1 Class C
04/15/2022	2.840%	1,505,000	1,511,358
Subordinated, Series 2017-1 Class D
03/15/2023	3.840%	1,710,000	1,744,449

The accompanying Notes to Financial Statements are an integral part of this statement.
176	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Asset Trust(a),(c),(e)
Series 2017-B Class A
12/16/2022	5.840%	1,500,000	1,500,000
DT Auto Owner Trust(a)
Series 2016-3A Class B
07/15/2020	2.650%	559,470	559,740
Series 2017-3A Class D
05/15/2023	3.580%	724,000	721,913
Subordinated, Series 2015-2A Class D
02/15/2022	4.250%	1,055,000	1,072,410
Subordinated, Series 2016-4A
08/17/2020	2.020%	868,000	866,316
10/17/2022	3.770%	1,497,400	1,493,176
Subordinated, Series 2017-1A Class D
11/15/2022	3.550%	1,528,000	1,519,882
Subordinated, Series 2017-2A Class C
01/17/2023	3.030%	1,282,000	1,274,969
ENGS Commercial Finance Trust(a)
Series 2016-1A Class A2
02/22/2022	2.630%	858,939	854,321
Exeter Automobile Receivables Trust(a)
Series 2014-2A Class C
12/16/2019	3.260%	259,916	260,635
Series 2014-3A Class B
11/15/2019	2.770%	55,934	55,955
Series 2016-1A Class A
07/15/2020	2.350%	157,744	157,648
Series 2016-2A Class A
07/15/2020	2.210%	457,398	456,755
Series 2017-1A Class C
12/15/2022	3.950%	810,000	815,986
Series 2017-3A Class A
12/15/2021	2.050%	887,908	886,539
Subordinated, Series 2016-1A Class C
10/15/2021	5.520%	2,230,000	2,285,660
Subordinated, Series 2016-3A Class B
08/16/2021	2.840%	1,102,000	1,094,584
First Investors Auto Owner Trust(a)
Series 2014-3A Class A3
11/16/2020	1.670%	182,984	182,904
Series 2015-2A Class D
12/15/2021	4.220%	280,000	276,343
Series 2016-1A Class A1
05/15/2020	1.920%	99,312	99,299
Series 2016-2A Class A1
11/16/2020	1.530%	678,150	676,993
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstKey Lending Trust(a)
Series 2015-SFR1 Class A
03/09/2047	2.553%	1,794,653	1,784,317
Series 2015-SFR1 Class B
03/09/2047	3.417%	1,202,000	1,200,686
Flagship Credit Auto Trust(a)
Series 2014-1 Class B
02/18/2020	2.550%	41,204	41,227
Series 2014-2 Class B
11/16/2020	2.840%	350,185	351,112
Series 2014-2 Class C
12/15/2020	3.950%	220,000	222,691
Series 2015-3 Class A
10/15/2020	2.380%	1,233,416	1,235,608
Series 2016-1 Class A
12/15/2020	2.770%	909,849	912,937
Series 2016-1 Class C
06/15/2022	6.220%	3,000,000	3,155,541
Subordinated, Series 2015-3 Class B
03/15/2022	3.680%	757,000	753,778
Subordinated, Series 2015-3 Class C
03/15/2022	4.650%	693,000	708,928
Subordinated, Series 2016-4 Class C
11/15/2022	2.710%	1,312,000	1,288,656
GLS Auto Receivables Trust(a)
Series 2015-1A Class A
12/15/2020	2.250%	254,475	254,357
Series 2016-1A
10/15/2020	2.730%	726,936	724,652
Subordinated, Series 2015-1A Class B
12/15/2020	4.430%	954,000	954,606
Subordinated, Series 2016-1A Class B
01/15/2021	4.390%	840,000	836,034
GMAT Trust(a),(d)
Series 2013-1A Class A
11/25/2043	6.967%	247,686	247,747
GO Financial Auto Securitization Trust(a)
Subordinated, Series 2015-2 Class B
08/17/2020	4.800%	933,637	938,477
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	409,504	407,814
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	487,434	484,009
Series 2017-2A Class A
10/15/2053	3.260%	2,311,028	2,293,282

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	177

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodgreen Trust(a),(c),(e)
Series 2017-R1A Class R
10/15/2053	5.000%	2,885,000	2,846,929
Hero Funding(a)
Series 2017-3A Class A2
09/20/2048	3.950%	2,103,221	2,169,159
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	1,359,129	1,341,341
Series 2017-1A Class A2
09/20/2047	4.460%	1,700,494	1,751,745
Hertz Vehicle Financing II LP(a)
Series 2015-1A Class A
03/25/2021	2.730%	3,500,000	3,510,236
Series 2015-3A Class A
09/25/2021	2.670%	10,608,000	10,440,990
Series 2016-2A Class A
03/25/2022	2.950%	1,476,000	1,471,529
Series 2016-4A Class A
07/25/2022	2.650%	1,969,000	1,932,977
Series 2017-2A Class A
10/25/2023	3.290%	2,752,000	2,756,669
Subordinated Series 2016-3A Class B
07/25/2020	3.110%	428,000	425,736
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	1,088,741	1,080,996
Kabbage Asset Securitization LLC(a)
Series 2017-1 Class A
03/15/2022	4.571%	4,595,000	4,643,646
LendingClub Issuance Trust(a)
Series 2016-NP1 Class A
06/15/2022	3.750%	262,165	262,976
Lendmark Funding Trust(a)
Series 2016-A Class A
08/21/2023	4.820%	2,397,000	2,429,444
Series 2017-1A Class A
01/22/2024	2.830%	1,067,000	1,064,211
LV Tower 52 Issuer(a),(c)
Series 2013-1 Class A
02/15/2023	5.500%	4,932,248	4,932,248
Series 2013-1 Class M
02/15/2023	7.500%	1,841,044	1,841,044
Mariner Finance Issuance Trust(a)
Series 2017-AA Class A
02/20/2029	3.620%	2,300,000	2,312,576
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2016-1A Class A
01/17/2023	3.060%	735,531	736,834
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	1,206,347	1,354,394
Series 2010-1 Class M
12/15/2045	5.250%	934,439	978,612
Murray Hill Marketplace Trust(a)
Series 2016-LC1 Class A
11/25/2022	4.190%	243,503	243,859
Nationstar HECM Loan Trust(a),(c)
Series 2016-2A Class A
06/25/2026	2.239%	234,202	233,763
Series 2016-3A Class A
08/25/2026	2.013%	534,924	535,085
Nationstar HECM Loan Trust(a)
Subordinated, Series 2017-1A Class M1
05/25/2027	2.942%	215,000	215,420
Navient Private Education Loan Trust(a),(b)
Series 2014-AA Class A3
1-month USD LIBOR + 1.600% 10/15/2031	3.077%	2,731,000	2,787,001
Series 2015-AA Class A2B
1-month USD LIBOR + 1.200% 12/15/2028	2.677%	708,006	721,923
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	3.400%	5,098,646	5,317,432
Series 2017-A Class A1
1-month USD LIBOR + 0.400% 12/16/2058	0.000%	2,813,684	2,817,690
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 12/16/2058	2.400%	1,827,000	1,827,062
Navient Private Education Loan Trust(a)
Series 2016-AA Class A2A
12/15/2045	3.910%	3,104,413	3,189,868
Series 2017-A Class A2A
12/16/2058	2.880%	1,797,000	1,778,874
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% 06/25/2031	2.062%	919,000	916,056
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	2.252%	12,446,322	12,484,764

The accompanying Notes to Financial Statements are an integral part of this statement.
178	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-5A Class A
1-month USD LIBOR + 1.250% 06/25/2065	2.578%	1,347,755	1,376,398
Series 2017-2A Class A
1-month USD LIBOR + 1.050% 12/27/2066	2.602%	5,553,142	5,620,020
Series 2017-4A Class A3
1-month USD LIBOR + 1.000% 09/27/2066	2.552%	4,666,000	4,710,510
Series 2017-5A Class A
1-month USD LIBOR + 0.800% 07/26/2066	2.038%	5,963,104	5,983,654
NCUA Guaranteed Notes(b)
CMO Series 2010-A1 Class A
1-month USD LIBOR + 0.350% 12/07/2020	1.757%	86,586	86,635
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% 10/27/2036	1.547%	346,305	342,338
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% 10/25/2033	1.477%	1,887,800	1,852,722
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% 03/23/2037	1.758%	585,736	579,315
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% 12/24/2035	1.778%	11,043,856	10,915,592
Series 2006-2 Class A5
3-month USD LIBOR + 0.100% 01/25/2030	1.467%	520,420	519,815
Nelnet Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	2.128%	1,909,286	1,934,805
Series 2017-2A Class A
1-month USD LIBOR + 0.770% 09/25/2065	2.098%	2,973,597	2,984,553
Series 2017-3A Class A
1-month USD LIBOR + 0.850% 02/25/2066	2.190%	2,749,000	2,747,582
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2016-T2 Class AT2
10/15/2049	2.575%	2,410,000	2,386,985
NRPL Trust(a),(d)
Series 2015-1A Class A1
11/01/2054	3.875%	788,426	789,686
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRPL Trust(a)
Series 2015-2A Class A1
10/25/2057	3.750%	4,039,939	4,048,528
Series 2015-2A Class A2
10/25/2057	3.750%	1,250,000	1,248,972
NRZ Advance Receivables Trust(a)
Series 2016-T1 Class AT1
06/15/2049	2.751%	1,008,500	997,756
Ocwen Master Advance Receivables Trust(a)
Series 2016-T1 Class AT1
08/17/2048	2.521%	3,612,000	3,606,356
Series 2017-T1 Class AT1
09/15/2048	2.499%	586,000	586,438
OnDeck Asset Securitization Trust II LLC(a)
Series 2016-1A Class A
05/17/2020	4.210%	2,168,000	2,176,016
OneMain Direct Auto Receivables Trust(a)
Series 2016-1A Class A
01/15/2021	2.040%	490,495	490,395
OneMain Financial Issuance Trust(a)
Series 2014-2A Class A
09/18/2024	2.470%	72,855	72,868
Series 2015-1A Class A
03/18/2026	3.190%	1,726,000	1,734,768
Series 2015-2A Class A
07/18/2025	2.570%	3,396,173	3,393,611
Series 2015-2A Class B
07/18/2025	3.100%	1,395,000	1,375,095
Series 2016-1A Class A
02/20/2029	3.660%	2,505,000	2,545,281
Subordinated, Series 2014-2A Class B
09/18/2024	3.020%	1,119,000	1,119,499
Oportun Funding II LLC(a)
Series 2016-A Class A
03/08/2021	4.700%	2,901,000	2,915,664
Subordinated, Series 2016-A Class B
03/08/2021	6.410%	811,000	803,728
Oportun Funding III LLC(a)
Series 2016-B Class A
07/08/2021	3.690%	2,856,000	2,853,773
Oportun Funding IV LLC(a)
Series 2016-C Class B
11/08/2021	4.850%	1,085,492	1,095,098
Oportun Funding VI LLC(a)
Series 2017-A Class A
06/08/2023	3.230%	838,000	833,811

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	179

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2015-SFR2 Class A
06/12/2032	2.740%	3,521,733	3,512,998
Series 2015-SFR2 Class C
06/12/2032	3.436%	2,500,000	2,502,734
Series 2015-SFR3 Class A
11/12/2032	3.067%	5,403,626	5,431,037
Series 2015-SFR3 Class D
11/12/2032	4.673%	1,295,000	1,331,384
Series 2015-SFR3 Class E
11/12/2032	5.660%	1,000,000	1,042,325
Prosper Marketplace Issuance Trust(a)
Series 2017-1A Class A
06/15/2023	2.560%	694,767	695,850
Series 2017-2A Class A
09/15/2023	2.410%	1,019,184	1,020,030
Series 2017-3A Class A
11/15/2023	2.360%	2,124,546	2,125,295
RBSHD Trust(a),(d)
Series 2013-1A Class A
10/25/2047	7.685%	1,001,709	1,002,002
Renew (a)
Series 2017-1A Class A
09/20/2052	3.670%	661,369	653,500
Santander Drive Auto Receivables Trust
Series 2016-2 Class A3
05/15/2020	1.560%	466,322	466,048
Series 2017-3 Class A3
06/15/2021	1.870%	1,343,000	1,336,194
Saxon Asset Securities Trust(d)
CMO Series 2003-1 Class AF6
06/25/2033	4.752%	9,601	9,701
Sierra Auto Receivables Securitization Trust(a)
Series 2016-1A
01/18/2022	2.850%	231,312	231,488
SLC Student Loan Trust(b)
Series 2005-3 Class A3
3-month USD LIBOR + 0.120% 06/15/2029	1.709%	2,726,591	2,704,840
SLM Private Education Loan Trust(a)
Series 2012-D Class A2
02/15/2046	2.950%	3,724,624	3,726,803
SLM Student Loan Trust(b)
Series 2005-8 Class A5
3-month USD LIBOR + 0.170% 01/25/2040	1.537%	1,446,000	1,396,737
Series 2007-2 Class A4
3-month USD LIBOR + 0.060% 07/25/2022	1.427%	2,565,000	2,493,134
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% 09/25/2028	2.502%	4,717,685	4,764,686
Series 2012-2 Class A
1-month USD LIBOR + 0.700% 01/25/2029	2.252%	8,720,864	8,752,824
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	2.202%	756,385	760,652
Subordinated, Series 2012-6 Class B
1-month USD LIBOR + 1.000% 04/27/2043	2.552%	2,461,000	2,252,724
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	893,450	891,600
Series 2015-B Class A2A
07/15/2027	2.980%	5,763,718	5,797,150
Series 2016-A Class A2A
05/15/2031	2.700%	7,655,000	7,616,254
Series 2016-C Class A2A
09/15/2034	2.340%	3,212,000	3,144,223
Series 2017-A Class A2A
09/15/2034	2.880%	6,114,000	6,124,851
Series 2017-B Class A2A
10/15/2035	2.820%	2,237,000	2,231,575
SMB Private Education Loan Trust(a),(b)
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	2.377%	7,654,000	7,749,324
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% 10/15/2035	2.101%	2,256,000	2,255,809
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	1,093,805	1,099,232
SoFi Professional Loan Program(a),(b)
Series 2017-E Class A1
1-month USD LIBOR + 0.500% 11/26/2040	2.052%	872,146	872,146
SoFi Professional Loan Program(a)
Series 2017-F Class A2FX
01/25/2041	2.840%	2,889,000	2,893,559
SoFi Professional Loan Program LLC(a)
Series 2017-B Class A2FX
05/25/2040	2.740%	1,119,000	1,115,669
Series 2017-C Class A2B
07/25/2040	2.630%	2,043,000	2,030,468
Series 2017-D Class A2FX
09/25/2040	2.650%	395,000	392,152

The accompanying Notes to Financial Statements are an integral part of this statement.
180	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-E Class A2B
11/26/2040	2.720%	2,807,000	2,787,415
SoFi Professional Loan Program LLC(a),(b)
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	2.152%	2,861,529	2,861,527
Springleaf Funding Trust(a)
Series 2015-AA Class A
11/15/2024	3.160%	1,537,000	1,543,258
Series 2015-AA Class B
11/15/2024	3.620%	363,000	364,190
Synchrony Credit Card Master Note Trust
Series 2015-1 Class A
03/15/2023	2.370%	814,000	816,515
Series 2016-3 Class A
09/15/2022	1.580%	4,089,000	4,045,758
Series 2017-2 Class A
10/15/2025	2.620%	2,445,000	2,441,773
Tricolor Auto Securitization Trust(a)
Series 2017-1 Class A
05/15/2020	5.090%	1,881,830	1,876,524
Tricon American Homes Trust(a)
Series 2016-SFR1 Class A
11/17/2033	2.589%	1,715,000	1,690,036
Upstart Securitization Trust(a)
Series 2017-1 Class A
06/20/2024	2.639%	760,294	760,060
USASF Receivables LLC(a),(c)
Series 2017-1 Class A
09/15/2030	5.750%	1,770,882	1,770,882
Vericrest Opportunity Loan Transferee XXV LLC(a),(d)
Series 2015-NPL8 Class A1
06/26/2045	3.500%	3,247,277	3,249,746
VM DEBT LLC(a)
Series 2017-1 Class A
10/02/2024	6.500%	1,970,000	1,970,000
Westgate Resorts LLC(a)
Series 2017-1A Class B
12/20/2030	3.050%	875,748	874,104
Westlake Automobile Receivables Trust(a)
Series 2016-2A
06/17/2019	1.570%	373,650	373,491
06/15/2021	4.100%	799,000	807,609
Series 2016-3A Class C
01/18/2022	2.460%	1,294,000	1,285,472
Series 2017-1A Class C
10/17/2022	2.700%	508,000	507,600
Subordinated, Series 2015-3A Class D
05/17/2021	4.400%	1,000,000	1,008,593
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust
Series 2015-B Class A
06/17/2024	2.550%	276,000	277,073
Series 2016-A Class A
04/15/2025	2.030%	5,681,000	5,578,640
Series 2016-C Class A
08/15/2023	1.720%	1,072,000	1,062,650
Series 2017-C Class A
08/15/2024	2.310%	3,109,000	3,090,377
World Omni Auto Receivables Trust
Series 2014-B Class A4
12/15/2020	1.680%	617,000	615,794
Total Asset-Backed Securities — Non-Agency (Cost $423,184,376)			423,599,592

Commercial Mortgage-Backed Securities - Agency 7.7%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series KJ02 Class A2
09/25/2020	2.597%	614,312	617,317
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,443,904
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	774,396
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	1,895,947
Series KJ07 Class A2
12/25/2022	2.312%	5,000,000	4,969,584
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,565,642
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,356,092
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
Series KPLB Class A
05/25/2025	2.770%	7,500,000	7,476,951
Federal National Mortgage Association
01/01/2018	3.520%	2,265,586	2,265,637
08/01/2019	2.030%	247,167	247,219
11/01/2019	4.130%	1,500,000	1,548,965
12/01/2019	4.180%	2,393,740	2,479,319
01/01/2020	4.540%	1,325,046	1,380,859
04/01/2020	4.382%	1,828,055	1,905,390
07/01/2020	4.066%	2,287,999	2,378,699
11/01/2020	3.372%	795,785	815,271
01/01/2021	4.311%	1,015,534	1,069,397
07/01/2021	4.314%	1,862,923	1,971,812
08/01/2021	3.870%	1,811,481	1,897,226
09/01/2021	2.120%	2,800,000	2,740,844
11/01/2021	4.600%	1,731,930	1,837,879
06/01/2022	2.790%	2,569,979	2,603,725

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	181

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/2022	2.670%	5,000,000	5,044,299
08/01/2022	2.650%	7,000,000	7,056,570
11/01/2022	2.450%	6,000,000	5,994,739
12/01/2022	2.390%	1,796,239	1,790,093
12/01/2022	2.400%	1,800,000	1,793,687
02/01/2023	2.400%	2,000,000	1,993,393
02/01/2023	2.460%	2,673,184	2,667,664
04/01/2023	2.500%	6,000,000	5,995,926
04/01/2023	2.640%	2,787,229	2,803,716
04/01/2023	2.706%	1,327,243	1,338,963
05/01/2023	2.520%	3,000,000	2,993,806
06/01/2023	2.420%	2,750,606	2,736,502
06/01/2023	2.510%	1,827,170	1,825,717
07/01/2023	2.784%	2,517,273	2,547,314
07/01/2023	3.670%	6,000,000	6,326,775
08/01/2023	3.590%	2,500,000	2,626,024
10/01/2023	3.760%	1,914,063	2,022,159
11/01/2023	3.690%	1,200,000	1,266,172
07/01/2025	3.070%	9,934,325	10,126,019
09/01/2025	3.100%	2,500,000	2,549,344
12/01/2025	3.765%	7,000,000	7,486,509
07/01/2026	4.450%	2,730,136	2,991,597
10/01/2026	3.235%	1,419,597	1,463,456
12/01/2026	3.240%	1,500,000	1,544,719
02/01/2027	3.340%	1,000,000	1,033,312
03/01/2027	2.910%	3,521,000	3,540,461
05/01/2027	2.885%	2,352,561	2,361,511
06/01/2027	3.000%	2,000,000	2,022,603
06/01/2027	3.110%	6,577,803	6,714,605
07/01/2027	3.210%	962,568	992,109
08/01/2027	3.390%	7,568,292	7,855,396
02/01/2030	2.920%	2,959,212	2,932,220
02/01/2030	3.550%	1,000,000	1,048,046
06/01/2030	3.130%	4,812,000	4,838,901
07/01/2030	3.210%	4,205,000	4,269,488
07/01/2030	3.300%	4,022,000	4,119,892
07/01/2030	3.340%	2,500,000	2,570,278
09/01/2030	3.390%	5,779,112	5,961,277
09/01/2030	3.410%	7,500,000	7,762,772
06/01/2037	5.832%	1,126,378	1,253,505
Series 2010-M3 Class A3
03/25/2020	4.332%	3,150,339	3,247,794
Series 2011-M1 Class A3
06/25/2021	3.763%	1,408,479	1,459,885
Series 2012-M8 Class ASQ3
12/25/2019	1.801%	655,820	653,787
Series 2013-M7 Class A2
12/27/2022	2.280%	1,878,000	1,860,176
Series 2015-M10 Class A2
04/25/2027	3.092%	11,666,000	11,816,393
Series 2017-M13 Class A2
09/25/2027	2.938%	1,202,000	1,204,939
Series 2017-M5 Class A2
04/25/2029	3.303%	1,929,000	1,951,346
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-T1 Class A
06/25/2027	2.898%	2,779,405	2,765,246
Federal National Mortgage Association(b)
CMO Series 2012-M11 Class FA
1-month USD LIBOR + 0.500% 08/25/2019	1.738%	159,157	159,235
Federal National Mortgage Association(d)
CMO Series 2013-M13 Class A2
04/25/2023	2.554%	3,798,298	3,815,315
CMO Series 2014-M12 Class ASV2
10/25/2021	2.614%	1,500,000	1,510,279
CMO Series 2014-M3 Class A2
01/25/2024	3.466%	2,000,000	2,094,909
CMO Series 2015-M11 Class A2
04/25/2025	2.835%	2,000,000	2,008,648
Series 2017-M12 Class A2
06/25/2027	3.079%	2,402,000	2,442,492
Series 2017-M7 Class A2
02/25/2027	2.961%	1,049,000	1,050,918
FREMF Mortgage Trust(a),(d)
Subordinated, Series 2015-K44 Class B
01/25/2048	3.684%	3,410,000	3,454,411
Subordinated, Series 2016-K59 Class B
11/25/2049	3.575%	2,383,000	2,358,051
Subordinated, Series 2016-K722 Class B
07/25/2049	3.835%	1,400,000	1,421,570
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% 03/20/2063	1.593%	2,931,008	2,918,583
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% 06/20/2065	1.673%	3,439,957	3,432,358
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% 07/20/2065	1.673%	3,703,497	3,695,534
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% 07/20/2065	1.673%	1,831,397	1,827,253
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% 06/20/2065	1.683%	1,305,519	1,303,520
Government National Mortgage Association(d)
CMO Series 2014-168 Class VB
06/16/2047	3.437%	3,541,990	3,613,588
Total Commercial Mortgage-Backed Securities - Agency (Cost $250,018,460)			253,569,844

The accompanying Notes to Financial Statements are an integral part of this statement.
182	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Homes 4 Rent(a)
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,189,151	1,214,842
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,243,132
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,465,294	2,564,019
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	557,374
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,092,620	1,129,981
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	1,124,828
Subordinated, Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	211,462
Subordinated, Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	2,154,488
Subordinated, Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	2,028,630
Americold 2010 LLC Trust(a),(c),(e)
Series 2017-TL Class A
12/26/2037	3.000%	2,840,000	2,840,888
B2R Mortgage Trust(a)
Series 2015-1 Class A1
05/15/2048	2.524%	752,499	744,578
Series 2015-2 Class A
11/15/2048	3.336%	2,772,131	2,800,311
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,742,587
Series 2012-TFT Class A
06/05/2030	2.892%	386,000	379,613
Bear Stearns Commercial Mortgage Securities Trust(a),(d),(g)
CMO Series 2007-T26 Class X1
01/12/2045	0.009%	15,594,455	11,044
Camden Property Trust(a),(c)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,970,647	4,959,776
CD Mortgage Trust
Series 2017-CD6 Class ASB
11/13/2050	3.332%	1,499,000	1,533,312
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	1,030,000	1,031,522
Series 2017-C8 Class A1
06/15/2050	1.965%	675,862	668,347
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-C8 Class A4
06/15/2050	3.572%	481,000	491,014
Series 2017-C8 Class ASB
06/15/2050	3.367%	1,040,000	1,055,187
Citigroup Commercial Mortgage Trust
Series 2013-GC11 Class AAB
04/10/2046	2.690%	558,000	559,721
Series 2015-GC29 Class A4
04/10/2048	3.192%	2,235,000	2,257,118
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	7,457,508	45
CMO Series 2007-CD4 Class XC
12/11/2049	0.553%	1,649,535	5,367
COBALT CMBS Commercial Mortgage Trust(d),(g)
CMO Series 2006-C1 Class
08/15/2048	0.861%	895,575	5,856
Colony American Finance Ltd.(a)
Series 2016-2 Class A
11/15/2048	2.554%	1,320,381	1,298,971
Commercial Mortgage Trust(d),(g)
CMO Series 2012-CR2 Class XA
08/15/2045	1.662%	2,173,253	135,609
Commercial Mortgage Trust
Series 2012-CR3 Class A3
10/15/2045	2.822%	601,000	602,021
Series 2012-LC4 Class A4
12/10/2044	3.288%	5,000,000	5,090,526
Series 2013-CR12 Class A3
10/10/2046	3.765%	391,000	410,031
Series 2013-CR12 Class A4
10/10/2046	4.046%	651,000	691,410
Series 2014-CR19 Class ASB
08/10/2047	3.499%	1,100,000	1,133,600
Series 2014-UBS2 Class A5
03/10/2047	3.961%	2,809,000	2,962,870
Series 2014-UBS4 Class A5
08/10/2047	3.694%	475,000	494,943
Series 2014-UBS6 Class A5
12/10/2047	3.644%	1,183,000	1,229,285
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,290,992
Series 2017-COR2 Class A3
09/10/2050	3.510%	396,000	407,603
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	2,142,823

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	183

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust(a),(d)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	623,159
Commercial Mortgage Trust(a),(b)
Series 2014-TWC Class A
1-month USD LIBOR + 0.850% 02/13/2032	2.310%	1,875,000	1,876,736
CSAIL Commercial Mortgage Trust
Series 2015-C4 Class A4
11/15/2048	3.808%	2,156,000	2,253,951
DBJPM Mortgage Trust
Series 2017-C6 Class ASB
06/10/2050	3.121%	347,000	350,927
Greenwich Capital Commercial Funding Corp.(d)
Series 2006-GG7 Class AM
07/10/2038	5.767%	123,937	124,680
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	2,000,000	2,062,182
Series 2013-KING Class A
12/10/2027	2.706%	884,375	888,571
GS Mortgage Securities Corp. Trust(a),(d),(g)
CMO Series 2006-GG8 Class X
11/10/2039	0.866%	2,344,232	140
GS Mortgage Securities Trust
Series 2015-GC32 Class AAB
07/10/2048	3.513%	7,000,000	7,235,145
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15 Class A2
11/15/2045	2.977%	781,306	785,143
Series 2014-C21 Class A5
08/15/2047	3.775%	1,397,000	1,463,013
Series 2014-C23 Class A4
09/15/2047	3.670%	708,000	736,646
Series 2015-C28 Class A3
10/15/2048	2.912%	3,279,000	3,240,943
Series 2015-C28 Class A4
10/15/2048	3.227%	941,000	950,724
Series 2015-C30 Class A5
07/15/2048	3.822%	1,063,000	1,116,696
Series 2015-C30 Class ASB
07/15/2048	3.559%	845,000	874,446
Series 2016-C1 Class ASB
03/15/2049	3.316%	1,501,000	1,533,473
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP6 Class ASB
07/15/2050	3.283%	2,855,000	2,906,528
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(d),(g)
CMO Series 2006-CB15 Class X1
06/12/2043	0.246%	11,513,898	25,964
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d),(g)
CMO Series 2010-C2 Class XA
11/15/2043	1.620%	5,074,665	182,261
JPMorgan Chase Commercial Mortgage Securities Trust
Series 20 13-C13 Class A2
01/15/2046	2.665%	1,796,186	1,802,132
Series 2012-CBX Class A4
06/15/2045	3.483%	1,019,000	1,048,466
Series 2012-LC9 Class A5
12/15/2047	2.840%	1,545,000	1,553,477
Series 2015-JP1 Class ASB
01/15/2049	3.733%	755,000	787,573
Series 2016-JP2 Class A1
08/15/2049	1.324%	876,884	863,529
JPMorgan Chase Commercial Mortgage Securities Trust(b)
Series 2006-LDP9 Class A3SF
1-month USD LIBOR + 0.155% 05/15/2047	1.632%	270,254	269,462
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C4 Class A3
07/15/2046	4.106%	928,371	931,619
KGS-Alpha SBA COOF Trust(a),(c),(d),(g)
CMO Series 2012-2 Class A
08/25/2038	0.879%	4,378,366	103,986
CMO Series 2013-2 Class A
03/25/2039	1.562%	5,330,998	218,238
CMO Series 2014-2 Class A
04/25/2040	2.816%	1,494,976	128,475
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,602,135
LB-UBS Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-C1 Class XCL
02/15/2041	0.384%	1,962,111	257
Merrill Lynch/Countrywide Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-4 Class XC
12/12/2049	0.514%	579,943	22
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25 Class ASB
10/15/2048	3.383%	2,997,000	3,072,182
Series 2016-C28 Class A4
01/15/2049	3.544%	411,000	423,853
Morgan Stanley Capital I Trust(a),(d),(g)
CMO Series 2006-IQ12 Class X1
12/15/2043	0.481%	4,644,069	168

The accompanying Notes to Financial Statements are an integral part of this statement.
184	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-T21 Class X
10/12/2052	0.053%	12,694,194	17,604
CMO Series 2007-HQ11 Class X
02/12/2044	0.292%	10,224,316	15,791
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	592,000	611,503
Morgan Stanley Capital I, Inc.
Series 2017-HR2 Class A4
12/15/2050	3.587%	693,000	714,671
Morgan Stanley Re-Remic Trust(a),(c)
Series 2012-IO Class AXA
03/27/2051	1.000%	214,612	215,354
PFP, Ltd.(a),(b)
Series 2015-2 Class A
1-month USD LIBOR + 1.450% 07/14/2034	2.927%	398,697	399,262
Series 2015-2 Class C
1-month USD LIBOR + 3.250% 07/14/2034	4.727%	938,000	938,935
Series 2015-2 Class D
1-month USD LIBOR + 4.000% 07/14/2034	5.477%	851,000	852,443
RAIT Financial Trust(a),(b)
Subordinated, Series 2015-FL5
1-month USD LIBOR + 3.900% 01/15/2031	5.377%	1,485,000	1,480,518
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	797,402
Resource Capital Corp., Ltd.(a),(b)
Series 2015-CRE4 Class A
1-month USD LIBOR + 1.400% 08/15/2032	2.877%	209,308	209,132
Resource Capital Corp., Ltd.(a),(b),(c)
Subordinated, Series 2015-CRE4 Class B
1-month USD LIBOR + 3.000% 08/15/2032	4.477%	1,151,000	1,139,490
UBS Commercial Mortgage Trust
Series 2017-C7 Class A4
12/15/2050	3.679%	1,086,000	1,127,461
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2 Class A4
05/10/2063	3.525%	976,000	1,008,028
Series 2013-C6 Class A4
04/10/2046	3.244%	857,000	871,131
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	1,165,409	1,176,145
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-PENN Class A
12/13/2029	3.808%	3,000,000	3,092,246
Wachovia Bank Commercial Mortgage Trust(a),(d),(g)
CMO Series 2004-C12 Class
07/15/2041	0.184%	15,212,154	45,058
CMO Series 2006-C24 Class XC
03/15/2045	0.079%	5,983,350	43
Wells Fargo Commercial Mortgage Trust(a),(d)
Series 2013-120B Class A
03/18/2028	2.710%	2,000,000	2,000,627
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16
08/15/2050	2.819%	3,000,000	3,021,987
WF-RBS Commercial Mortgage Trust(a)
Series 2011-C3 Class A4
03/15/2044	4.375%	1,200,000	1,257,468
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	960,000	986,794
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $118,452,377)			118,221,721

Corporate Bonds & Notes 24.6%

Aerospace & Defense 0.6%
Airbus Finance BV(a)
04/17/2023	2.700%	589,000	588,248
Airbus Group SE(a)
04/10/2027	3.150%	409,000	410,356
04/10/2047	3.950%	150,000	159,313
BAE Systems Holdings, Inc.(a)
06/01/2019	6.375%	555,000	585,262
10/07/2024	3.800%	725,000	753,363
Harris Corp.
04/27/2035	4.854%	570,000	639,202
Lockheed Martin Corp.
05/15/2036	4.500%	1,100,000	1,231,659
09/15/2052	4.090%	897,000	938,665
Northrop Grumman Corp.
10/15/2020	2.080%	1,885,000	1,869,515
10/15/2022	2.550%	1,873,000	1,858,887
08/01/2023	3.250%	1,745,000	1,780,523
01/15/2025	2.930%	1,260,000	1,251,456
02/01/2027	3.200%	1,920,000	1,928,888
01/15/2028	3.250%	2,277,000	2,280,900
10/15/2047	4.030%	1,260,000	1,315,071
Northrop Grumman Systems Corp.
02/15/2031	7.750%	400,000	567,578

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	185

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockwell Collins, Inc.
03/15/2024	3.200%	175,000	176,478
04/15/2047	4.350%	66,000	71,891
Total			18,407,255
Agencies 0.1%
Israel Government AID Bond(h)
11/01/2024	0.000%	5,000,000	4,097,260
Airlines 0.2%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	806,795	842,294
Series 2017-1 Class A
01/15/2030	3.550%	544,000	544,115
Series 2017-1 Class AA
01/15/2030	3.300%	384,000	382,952
American Airlines Pass-Through Trust
01/15/2023	4.950%	611,304	644,517
Series 2016-2 Class A
06/15/2028	3.650%	208,560	211,459
Series 2016-3 Class AA
10/15/2028	3.000%	2,091,603	2,048,704
Series 2017-1 Class AA
02/15/2029	3.650%	686,000	701,259
Series 2017-2 Class AA
10/15/2029	3.350%	102,000	102,184
Series 2017-2 Class B
10/15/2025	3.700%	226,000	224,201
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	611,103	666,506
10/29/2024	4.000%	144,336	149,858
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	306,000	305,547
United Airlines Pass-Through Trust
Series 2016-1 Class B
01/07/2026	3.650%	131,000	130,135
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	258,254	271,528
Series 2016-1 Class A
07/07/2028	3.450%	557,000	559,474
Total			7,784,733
Apartment REIT 0.1%
AvalonBay Communities, Inc.
11/15/2024	3.500%	215,000	220,735
11/15/2025	3.500%	300,000	307,225
10/15/2046	3.900%	85,000	84,989
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERP Operating LP
04/15/2023	3.000%	200,000	202,246
Mid-America Apartments LP
10/15/2023	4.300%	56,000	58,828
06/15/2024	3.750%	1,430,000	1,468,428
11/15/2025	4.000%	740,000	765,686
06/01/2027	3.600%	572,000	572,387
UDR, Inc.
09/01/2026	2.950%	363,000	348,064
Total			4,028,588
Automotive 0.7%
BMW U.S. Capital LLC(a)
09/15/2023	2.250%	720,000	699,622
Ford Motor Co.
07/16/2031	7.450%	1,300,000	1,696,955
12/08/2046	5.291%	1,310,000	1,425,324
Ford Motor Credit Co. LLC
11/02/2020	2.343%	1,882,000	1,864,439
01/09/2022	3.219%	271,000	272,873
03/28/2022	3.339%	2,715,000	2,744,485
08/03/2022	2.979%	1,060,000	1,054,622
01/09/2024	3.810%	978,000	1,000,118
08/04/2025	4.134%	940,000	971,913
11/02/2027	3.815%	1,138,000	1,139,409
General Motors Co.
04/01/2036	6.600%	124,000	151,054
04/01/2038	5.150%	1,415,000	1,508,625
04/01/2045	5.200%	270,000	285,122
04/01/2048	5.400%	327,000	356,471
General Motors Financial Co., Inc.
01/14/2022	3.450%	251,000	254,299
04/13/2024	3.950%	600,000	617,711
11/07/2024	3.500%	2,022,000	2,018,184
01/15/2025	4.000%	335,000	344,927
07/13/2025	4.300%	1,525,000	1,588,251
10/06/2026	4.000%	1,890,000	1,923,479
01/17/2027	4.350%	2,256,000	2,346,928
Total			24,264,811
Banking 5.9%
ABN AMRO Bank NV(a)
10/30/2018	2.500%	720,000	722,481
01/18/2019	2.100%	1,195,000	1,193,633
Subordinated
07/28/2025	4.750%	431,000	457,759
American Express Co.
Subordinated
12/05/2024	3.625%	170,000	175,069

The accompanying Notes to Financial Statements are an integral part of this statement.
186	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Express Credit Corp.
07/31/2018	1.800%	651,000	650,180
05/05/2021	2.250%	331,000	328,011
03/03/2022	2.700%	210,000	210,765
ANZ New Zealand International Ltd.(a)
09/23/2019	2.600%	400,000	401,774
08/06/2020	2.850%	478,000	481,897
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	235,031
Banco Santander SA
04/11/2022	3.500%	1,000,000	1,019,319
02/23/2023	3.125%	1,400,000	1,392,322
04/11/2027	4.250%	805,000	836,034
02/23/2028	3.800%	600,000	600,938
Bank of America Corp.
04/25/2018	6.875%	500,000	507,501
10/19/2020	2.625%	225,000	226,616
10/21/2022	2.503%	3,296,000	3,260,631
01/11/2023	3.300%	5,471,000	5,598,026
07/24/2023	4.100%	250,000	265,580
04/01/2024	4.000%	2,981,000	3,148,455
Subordinated
08/26/2024	4.200%	250,000	263,537
01/22/2025	4.000%	459,000	476,958
03/03/2026	4.450%	895,000	955,491
Bank of America Corp.(i)
04/24/2023	2.881%	575,000	576,037
04/24/2028	3.705%	1,800,000	1,845,785
04/24/2038	4.244%	1,261,000	1,366,934
Bank of America Corp.(a),(i)
12/20/2023	3.004%	53,000	53,119
12/20/2028	3.419%	1,947,000	1,944,479
Bank of America NA
Subordinated
10/15/2036	6.000%	700,000	911,900
Bank of Montreal
01/25/2019	2.375%	1,633,000	1,636,568
Bank of New York Mellon Corp. (The)(i)
05/16/2023	2.661%	200,000	199,451
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	1,100,000	1,066,031
11/18/2025	3.950%	575,000	610,073
05/16/2027	3.250%	1,824,000	1,840,077
Bank of Nova Scotia (The)
10/21/2020	2.350%	1,243,000	1,240,084
09/19/2022	2.450%	400,000	395,128
Barclays PLC
03/16/2025	3.650%	1,491,000	1,492,340
01/12/2026	4.375%	1,039,000	1,082,396
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB&T Corp.
04/30/2019	6.850%	400,000	424,018
Subordinated
11/01/2019	5.250%	800,000	840,838
BNZ International Funding Ltd.(a)
09/14/2021	2.100%	450,000	439,375
02/21/2022	2.900%	800,000	801,727
11/03/2022	2.650%	600,000	593,064
BPCE SA
12/02/2026	3.375%	700,000	709,199
BPCE SA(a)
Subordinated
07/11/2024	4.625%	500,000	526,761
Capital One Financial Corp.
05/12/2020	2.500%	350,000	349,743
10/30/2020	2.400%	1,090,000	1,083,205
04/24/2024	3.750%	379,000	390,106
10/30/2024	3.300%	1,090,000	1,086,103
Subordinated
10/29/2025	4.200%	1,625,000	1,671,779
Capital One NA
08/08/2022	2.650%	2,500,000	2,473,945
Citigroup, Inc.
07/30/2018	2.150%	822,000	822,385
08/02/2021	2.350%	269,000	266,035
04/25/2022	2.750%	900,000	897,807
10/27/2022	2.700%	3,314,000	3,283,037
12/01/2025	7.000%	765,000	899,709
10/21/2026	3.200%	1,616,000	1,603,319
01/15/2028	6.625%	215,000	263,801
Subordinated
03/26/2025	3.875%	300,000	306,955
06/10/2025	4.400%	742,000	783,811
09/13/2025	5.500%	998,000	1,125,304
09/29/2027	4.450%	3,125,000	3,300,631
07/25/2028	4.125%	1,466,000	1,512,534
Citigroup, Inc.(i)
07/24/2028	3.668%	600,000	607,861
Citizens Financial Group, Inc.
Subordinated
12/03/2025	4.300%	386,000	404,564
Comerica, Inc.
Subordinated
07/22/2026	3.800%	656,000	665,454
Commonwealth Bank of Australia(a)
09/06/2021	2.000%	500,000	489,908
Subordinated
12/09/2025	4.500%	703,000	735,559
Cooperatieve Rabobank UA
01/11/2021	4.500%	620,000	657,565

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	187

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
08/04/2025	4.375%	358,000	378,271
Cooperatieve Rabobank UA(a)
09/30/2110	5.800%	500,000	653,670
Credit Agricole SA(a)
Subordinated
03/17/2025	4.375%	340,000	355,729
Credit Suisse AG
10/29/2021	3.000%	835,000	845,794
Credit Suisse Group AG(a)
01/09/2023	3.574%	1,225,000	1,244,869
Credit Suisse Group AG(a),(i)
12/14/2023	2.997%	2,480,000	2,451,048
Credit Suisse Group Funding Guernsey Ltd.
09/15/2022	3.800%	1,220,000	1,258,165
06/09/2023	3.800%	1,240,000	1,278,051
03/26/2025	3.750%	500,000	510,169
04/17/2026	4.550%	1,475,000	1,578,415
Danske Bank A/S(a)
03/02/2022	2.700%	542,000	542,561
Deutsche Bank AG
10/14/2021	4.250%	1,850,000	1,922,834
01/13/2026	4.100%	600,000	611,989
Discover Bank
08/08/2023	4.200%	421,000	442,035
03/13/2026	4.250%	633,000	659,922
DNB Bank ASA(a)
10/02/2020	2.125%	2,930,000	2,905,218
Goldman Sachs Group, Inc. (The)
06/15/2020	6.000%	1,281,000	1,383,921
09/15/2020	2.750%	1,384,000	1,390,000
01/23/2025	3.500%	578,000	586,392
05/22/2025	3.750%	4,028,000	4,148,844
11/16/2026	3.500%	1,341,000	1,346,562
01/26/2027	3.850%	2,122,000	2,178,702
Subordinated
10/21/2025	4.250%	531,000	554,695
10/01/2037	6.750%	2,067,000	2,766,388
Goldman Sachs Group, Inc. (The)(i)
07/24/2023	2.905%	652,000	646,580
09/29/2025	3.272%	887,000	882,841
06/05/2028	3.691%	1,744,000	1,766,423
10/31/2038	4.017%	547,000	562,810
HSBC Holdings PLC
01/05/2022	2.650%	3,392,000	3,370,003
03/30/2022	4.000%	586,000	612,544
05/25/2023	3.600%	1,357,000	1,397,691
Subordinated
03/14/2024	4.250%	2,500,000	2,608,510
11/23/2026	4.375%	1,289,000	1,348,152
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC(i)
11/22/2023	3.033%	1,430,000	1,432,455
03/13/2028	4.041%	744,000	774,741
Huntington Bancshares, Inc.
03/14/2021	3.150%	141,000	143,257
01/14/2022	2.300%	1,152,000	1,133,277
ING Groep NV
03/29/2022	3.150%	755,000	763,088
03/29/2027	3.950%	650,000	679,359
Intesa Sanpaolo SpA(a)
07/14/2022	3.125%	1,940,000	1,926,003
07/14/2027	3.875%	2,100,000	2,098,263
JPMorgan Chase & Co.
08/15/2021	2.295%	2,610,000	2,585,242
01/15/2023	2.972%	403,000	405,669
10/01/2026	2.950%	3,180,000	3,123,043
JPMorgan Chase & Co.(i)
07/24/2038	3.882%	1,960,000	2,012,455
02/22/2048	4.260%	1,615,000	1,743,879
KeyBank NA
05/22/2022	3.180%	1,373,000	1,383,965
Lloyds Banking Group PLC
01/11/2027	3.750%	1,337,000	1,359,173
Subordinated
12/10/2025	4.582%	500,000	525,155
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	960,000	1,002,481
01/15/2026	3.900%	370,000	383,937
Macquarie Group Ltd.(a)
01/14/2021	6.250%	926,000	1,015,441
Mitsubishi UFJ Financial Group, Inc.
03/01/2021	2.950%	664,000	670,037
02/22/2022	2.998%	177,000	178,039
09/13/2023	2.527%	384,000	374,404
Mizuho Financial Group, Inc.
02/28/2022	2.953%	435,000	435,449
Morgan Stanley
09/23/2019	5.625%	130,000	137,007
01/26/2020	5.500%	600,000	636,443
07/24/2020	5.500%	324,000	347,413
01/25/2021	5.750%	372,000	405,591
07/28/2021	5.500%	3,235,000	3,541,824
11/17/2021	2.625%	3,015,000	3,000,220
05/19/2022	2.750%	4,305,000	4,287,763
07/23/2025	4.000%	2,053,000	2,149,922
01/20/2027	3.625%	2,913,000	2,980,579
Subordinated
11/24/2025	5.000%	1,113,000	1,218,516

The accompanying Notes to Financial Statements are an integral part of this statement.
188	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley(i)
07/22/2028	3.591%	889,000	897,186
07/22/2038	3.971%	550,000	567,798
Nationwide Building Society(a)
Subordinated
09/14/2026	4.000%	879,000	889,853
Nordea Bank AB(a)
Subordinated
09/21/2022	4.250%	910,000	954,592
Northern Trust Corp.(i)
Junior Subordinated
05/08/2032	3.375%	231,000	229,798
PNC Bank NA
Subordinated
01/30/2023	2.950%	570,000	572,673
Regions Financial Corp.
02/08/2021	3.200%	643,000	654,128
Santander Holdings U.S.A., Inc.(a)
01/18/2023	3.400%	2,540,000	2,530,673
07/13/2027	4.400%	1,075,000	1,100,121
Santander UK Group Holdings PLC
01/08/2021	3.125%	269,000	271,735
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	1,500,000	1,577,797
Societe Generale SA(a)
Subordinated
04/14/2025	4.250%	900,000	916,278
SouthTrust Bank
Subordinated
05/15/2025	7.690%	500,000	615,020
State Street Corp.(i)
05/15/2023	2.653%	250,000	249,797
State Street Corp.
05/15/2023	3.100%	630,000	635,159
Sumitomo Mitsui Financial Group, Inc.
01/11/2022	2.846%	1,200,000	1,201,118
10/18/2022	2.778%	452,000	449,071
07/14/2026	2.632%	590,000	559,189
10/19/2026	3.010%	297,000	289,414
SunTrust Banks, Inc.
01/27/2022	2.700%	355,000	354,690
Synchrony Financial
08/04/2026	3.700%	523,000	516,137
12/01/2027	3.950%	2,297,000	2,287,277
Toronto-Dominion Bank (The)(i)
Subordinated
09/15/2031	3.625%	583,000	581,131
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bancorp
01/24/2022	2.625%	309,000	310,568
07/22/2026	2.375%	1,200,000	1,133,416
UBS Group Funding AG(a),(i)
08/15/2023	2.859%	200,000	197,635
UBS Group Funding Switzerland AG(a)
02/01/2022	2.650%	2,740,000	2,709,931
05/23/2023	3.491%	2,750,000	2,793,708
09/24/2025	4.125%	200,000	209,901
04/15/2026	4.125%	401,000	420,548
Wachovia Corp.
02/01/2018	5.750%	1,400,000	1,404,921
Wells Fargo & Co.
03/04/2021	2.500%	460,000	459,747
01/24/2023	3.069%	796,000	803,077
09/09/2024	3.300%	750,000	760,990
09/29/2025	3.550%	2,000,000	2,053,100
12/07/2046	4.750%	574,000	640,163
Subordinated
06/03/2026	4.100%	777,000	815,027
07/22/2027	4.300%	395,000	420,248
11/17/2045	4.900%	719,000	813,559
Westpac Banking Corp.
06/28/2022	2.500%	500,000	496,253
Westpac Banking Corp.(i)
11/23/2031	4.322%	600,000	617,533
Total			195,689,360
Brokerage/Asset Managers/Exchanges 0.1%
Blackstone Holdings Finance Co. LLC(a)
03/15/2021	5.875%	850,000	931,255
Brookfield Finance, Inc.
09/20/2047	4.700%	173,000	181,157
Carlyle Holdings(b),(c),(e)
3-month USD LIBOR + 2.000% 07/15/2019	3.302%	155,897	154,533
Daiwa Securities Group, Inc.(a)
04/19/2022	3.129%	305,000	306,816
E*TRADE Financial Corp.
08/24/2027	3.800%	142,000	141,856
Invesco Finance PLC
01/15/2026	3.750%	567,000	586,172
Jefferies Group LLC/Capital Finance, Inc.
01/15/2027	4.850%	203,000	216,492
Lazard Group LLC
02/13/2025	3.750%	1,565,000	1,591,410
Nomura Holdings, Inc.
03/04/2020	6.700%	190,000	205,846
Total			4,315,537

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	189

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.0%
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	311,069
Martin Marietta Materials, Inc.
06/01/2027	3.450%	395,000	390,070
Vulcan Materials Co.
06/15/2047	4.500%	635,000	650,816
Total			1,351,955
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	560,000	585,109
07/23/2025	4.908%	2,190,000	2,326,207
05/01/2047	5.375%	563,000	580,693
Comcast Corp.
01/15/2027	2.350%	805,000	760,032
02/15/2028	3.150%	2,260,000	2,267,829
11/15/2035	6.500%	1,378,000	1,860,428
08/15/2047	4.000%	335,000	349,849
11/01/2049	3.999%	782,000	800,305
11/01/2052	4.049%	1,875,000	1,919,601
Cox Communications, Inc.(a)
08/15/2047	4.600%	274,000	276,608
NBCUniversal Media LLC
01/15/2043	4.450%	215,000	234,445
Sky PLC(a)
09/16/2024	3.750%	363,000	377,625
TCI Communications, Inc.
02/15/2028	7.125%	415,000	544,331
Time Warner Cable LLC
05/01/2037	6.550%	1,010,000	1,181,111
Time Warner Entertainment Co. LP
07/15/2033	8.375%	1,295,000	1,773,049
Total			15,837,222
Chemicals 0.4%
Agrium, Inc.
03/15/2035	4.125%	1,900,000	1,958,096
Air Liquide Finance SA(a)
09/27/2023	2.250%	515,000	501,301
CF Industries, Inc.(a)
12/01/2021	3.400%	1,165,000	1,176,904
12/01/2026	4.500%	1,170,000	1,222,390
Chevron Phillips Chemical Co. LLC/LP(a)
12/01/2026	3.400%	475,000	482,625
Ecolab, Inc.
12/08/2041	5.500%	132,000	164,934
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecolab, Inc.(a)
12/01/2047	3.950%	1,076,000	1,101,137
Monsanto Co.
07/15/2064	4.700%	300,000	312,650
Mosaic Co. (The)
11/15/2033	5.450%	1,036,000	1,123,781
Potash Corp. of Saskatchewan, Inc.
05/15/2019	6.500%	450,000	472,949
Sherwin-Williams Co. (The)
06/01/2022	2.750%	1,428,000	1,423,819
06/01/2024	3.125%	165,000	165,605
06/01/2027	3.450%	554,000	562,697
06/01/2047	4.500%	520,000	570,558
Union Carbide Corp.
06/01/2025	7.500%	515,000	640,405
10/01/2096	7.750%	920,000	1,275,079
Total			13,154,930
Construction Machinery 0.1%
John Deere Capital Corp.
09/08/2022	2.150%	1,097,000	1,073,570
06/24/2024	2.650%	1,360,000	1,344,133
09/08/2027	2.800%	2,071,000	2,036,404
Total			4,454,107
Consumer Cyclical Services 0.4%
Alibaba Group Holding Ltd.
12/06/2027	3.400%	1,428,000	1,427,106
12/06/2037	4.000%	545,000	563,217
12/06/2047	4.200%	347,000	361,015
12/06/2057	4.400%	784,000	818,464
Amazon.com, Inc.(a)
02/22/2023	2.400%	2,111,000	2,090,973
08/22/2024	2.800%	331,000	330,066
08/22/2027	3.150%	1,098,000	1,102,694
08/22/2037	3.875%	1,135,000	1,204,795
08/22/2047	4.050%	820,000	880,386
08/22/2057	4.250%	1,131,000	1,237,473
Amazon.com, Inc.
12/05/2034	4.800%	500,000	585,283
eBay, Inc.
08/01/2024	3.450%	676,000	685,461
Priceline Group, Inc. (The)
03/15/2023	2.750%	321,000	317,819
Total			11,604,752

The accompanying Notes to Financial Statements are an integral part of this statement.
190	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Church & Dwight Co., Inc.
08/01/2022	2.450%	445,000	438,953
08/01/2027	3.150%	719,000	706,841
08/01/2047	3.950%	445,000	447,262
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	390,790
Procter & Gamble Co. (The)
08/11/2027	2.850%	540,000	535,764
Total			2,519,610
Diversified Manufacturing 0.1%
Eaton Corp.
04/01/2024	7.625%	500,000	610,494
General Electric Co.
01/14/2038	5.875%	515,000	665,881
Johnson Controls International PLC
12/01/2041	5.250%	865,000	992,520
Siemens Financieringsmaatschappij NV(a)
09/15/2046	3.300%	600,000	564,192
Valmont Industries, Inc.
10/01/2054	5.250%	420,000	435,275
Wabtec Corp.
11/15/2026	3.450%	560,000	547,646
WW Grainger, Inc.
06/15/2045	4.600%	200,000	220,087
Total			4,036,095
Electric 1.7%
Alabama Power Co.
02/15/2033	5.700%	467,000	564,319
05/15/2038	6.125%	70,000	92,375
12/01/2047	3.700%	890,000	907,496
Appalachian Power Co.
06/01/2027	3.300%	905,000	909,484
Arizona Public Service Co.
04/01/2042	4.500%	93,000	104,513
Baltimore Gas & Electric Co.
08/15/2046	3.500%	376,000	367,978
08/15/2047	3.750%	556,000	569,154
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	976,000	1,020,788
02/01/2025	3.500%	529,000	546,307
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	720,406
CMS Energy Corp.
08/15/2027	3.450%	300,000	302,418
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Edison Co.
08/15/2027	2.950%	1,270,000	1,253,559
06/15/2046	3.650%	243,000	245,820
08/15/2047	3.750%	370,000	384,227
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	450,000	472,025
Consumers Energy Co.
08/31/2064	4.350%	547,000	585,883
Dominion Energy, Inc.
08/15/2019	1.600%	1,045,000	1,032,708
08/15/2021	2.000%	835,000	816,731
08/01/2033	5.250%	1,315,000	1,531,632
DTE Electric Co.
06/15/2042	3.950%	364,000	380,930
Duke Energy Carolinas LLC
03/15/2023	2.500%	934,000	926,998
12/01/2028	6.000%	600,000	743,397
01/15/2038	6.000%	226,000	303,340
12/15/2041	4.250%	313,000	345,145
Duke Energy Corp.
09/01/2021	1.800%	1,265,000	1,229,383
09/01/2026	2.650%	213,000	204,112
08/15/2027	3.150%	276,000	273,973
Duke Energy Florida LLC
10/01/2046	3.400%	535,000	519,413
Duke Energy Indiana LLC
05/15/2046	3.750%	550,000	563,863
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	369,101
10/15/2046	3.700%	323,000	330,434
09/15/2047	3.600%	300,000	301,220
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	1,585,000	1,583,637
Edison International
03/15/2023	2.950%	500,000	498,828
Enel Finance International NV(a)
04/06/2023	2.750%	1,599,000	1,575,215
05/25/2027	3.625%	380,000	377,317
04/06/2028	3.500%	335,000	327,622
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	316,197
Entergy Corp.
09/01/2026	2.950%	336,000	326,958
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	457,086
Exelon Generation Co. LLC
03/15/2022	3.400%	370,000	376,533
06/15/2022	4.250%	384,000	403,332
10/01/2039	6.250%	300,000	350,215

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	191

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
07/15/2027	3.900%	163,000	167,107
Florida Power & Light Co.
09/01/2035	5.400%	600,000	727,576
Fortis, Inc.
10/04/2026	3.055%	1,000,000	967,043
Georgia Power Co.
03/15/2042	4.300%	275,000	294,688
Indiana Michigan Power Co.
03/15/2019	7.000%	420,000	442,694
03/15/2046	4.550%	585,000	666,991
IPALCO Enterprises, Inc.(a)
09/01/2024	3.700%	1,398,000	1,391,477
ITC Holdings Corp.(a)
11/15/2027	3.350%	2,314,000	2,321,370
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	185,290
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	887,301
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	763,467
Nevada Power Co.
04/01/2036	6.650%	225,000	311,260
09/15/2040	5.375%	546,000	671,870
New England Power Co.(a)
12/05/2047	3.800%	982,000	1,002,603
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	823,238
Northern States Power Co.
06/01/2036	6.250%	150,000	203,339
09/15/2047	3.600%	1,376,000	1,405,435
Oncor Electric Delivery Co. LLC
09/01/2022	7.000%	155,000	183,168
Pacific Gas & Electric Co.(a)
12/01/2027	3.300%	1,360,000	1,348,814
Pacific Gas & Electric Co.
03/01/2034	6.050%	450,000	567,476
04/15/2042	4.450%	257,000	275,980
08/15/2042	3.750%	531,000	520,864
PacifiCorp
10/15/2037	6.250%	200,000	274,628
PECO Energy Co.
10/15/2025	3.150%	1,480,000	1,492,737
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	143,000	140,815
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	249,378
03/15/2043	4.150%	250,000	271,615
PPL Capital Funding, Inc.
06/15/2022	4.200%	313,000	330,100
09/15/2047	4.000%	380,000	390,825
PPL Electric Utilities Corp.
10/01/2045	4.150%	530,000	587,987
Progress Energy, Inc.
01/15/2021	4.400%	187,000	195,873
PSEG Power LLC
09/15/2021	4.150%	233,000	242,587
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	312,641
Public Service Co. of Oklahoma
02/01/2021	4.400%	231,000	243,889
San Diego Gas & Electric Co.
06/01/2026	6.000%	525,000	630,023
05/15/2040	5.350%	21,000	25,775
South Carolina Electric & Gas Co.
05/15/2033	5.300%	350,000	397,985
12/15/2039	5.500%	150,000	167,708
06/01/2065	5.100%	199,000	228,659
Southern California Edison Co.
01/15/2036	5.550%	130,000	159,592
02/01/2038	5.950%	210,000	278,125
Southern Co. (The)
07/01/2046	4.400%	765,000	817,538
Southern Power Co.
12/01/2025	4.150%	250,000	263,498
09/15/2041	5.150%	1,166,000	1,298,009
Southwestern Electric Power Co.
04/01/2045	3.900%	813,000	829,235
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	385,852
08/15/2047	3.700%	830,000	846,473
Toledo Edison Co. (The)
05/15/2037	6.150%	600,000	772,021
Union Electric Co.
06/15/2027	2.950%	286,000	282,922
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	126,659
11/15/2038	8.875%	205,000	352,690
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	193,245

The accompanying Notes to Financial Statements are an integral part of this statement.
192	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc.
07/01/2036	6.500%	300,000	405,130
09/15/2041	4.800%	90,000	101,936
Total			54,937,273
Environmental 0.0%
Republic Services, Inc.
07/01/2026	2.900%	174,000	170,153
Finance Companies 0.3%
AerCap Ireland Capital DAC/Global Aviation Trust
05/26/2022	3.500%	935,000	948,750
01/15/2025	3.500%	2,180,000	2,159,392
Air Lease Corp.
04/01/2021	3.875%	450,000	465,843
09/15/2023	3.000%	645,000	640,987
04/01/2027	3.625%	1,420,000	1,420,297
12/01/2027	3.625%	1,310,000	1,307,903
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	2,221,000	2,404,670
International Lease Finance Corp.
01/15/2022	8.625%	1,000,000	1,204,426
Total			10,552,268
Food and Beverage 1.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2021	2.650%	3,125,000	3,143,325
02/01/2023	3.300%	6,353,000	6,498,865
02/01/2036	4.700%	5,200,000	5,829,424
02/01/2046	4.900%	854,000	989,675
Anheuser-Busch InBev Worldwide, Inc.
01/15/2039	8.200%	410,000	651,734
10/06/2048	4.439%	792,000	864,383
Brown-Forman Corp.
07/15/2045	4.500%	525,000	592,804
Bunge Ltd. Finance Corp.
11/24/2020	3.500%	276,000	281,171
08/15/2026	3.250%	284,000	271,658
09/25/2027	3.750%	382,000	376,257
Cargill, Inc.(a)
11/01/2036	7.250%	300,000	393,250
ConAgra Foods, Inc.
10/01/2026	7.125%	183,000	225,333
Constellation Brands, Inc.
05/01/2023	4.250%	150,000	159,081
Danone SA(a)
11/02/2023	2.589%	1,450,000	1,413,200
Diageo Investment Corp.
09/15/2022	8.000%	865,000	1,057,828
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dr. Pepper Snapple Group, Inc.(a)
06/15/2027	3.430%	135,000	135,606
Kellogg Co.
11/15/2027	3.400%	550,000	546,807
Kraft Heinz Foods Co.
07/02/2020	2.800%	2,300,000	2,312,795
07/15/2025	3.950%	500,000	516,358
06/01/2026	3.000%	1,405,000	1,350,804
01/26/2039	6.875%	1,205,000	1,579,815
02/09/2040	6.500%	500,000	633,864
06/01/2046	4.375%	2,165,000	2,144,402
Kraft Heinz Foods Co.(i)
03/15/2032	6.750%	500,000	630,341
McCormick & Co., Inc.
08/15/2024	3.150%	209,000	210,130
08/15/2027	3.400%	198,000	200,332
PepsiCo, Inc.
10/15/2027	3.000%	816,000	812,912
10/06/2046	3.450%	800,000	775,976
Sysco Corp.
10/01/2025	3.750%	388,000	403,345
Tyson Foods, Inc.
08/15/2034	4.875%	370,000	415,875
Total			35,417,350
Health Care 0.5%
Abbott Laboratories
09/15/2025	3.875%	645,000	668,279
11/30/2026	3.750%	2,415,000	2,479,698
11/30/2046	4.900%	265,000	304,433
AmerisourceBergen Corp.
12/15/2047	4.300%	1,076,000	1,088,229
Becton Dickinson and Co.
06/05/2020	2.404%	1,925,000	1,913,887
06/06/2022	2.894%	1,615,000	1,604,462
12/15/2024	3.734%	160,000	163,555
06/06/2027	3.700%	1,290,000	1,299,346
12/15/2044	4.685%	1,085,000	1,189,150
Cardinal Health, Inc.
06/15/2027	3.410%	400,000	392,243
Express Scripts Holding Co.
07/15/2023	3.000%	178,000	177,403
02/25/2026	4.500%	577,000	611,457
07/15/2046	4.800%	218,000	231,847
Memorial Sloan-Kettering Cancer Center
07/01/2055	4.200%	60,000	64,653
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	297,088

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	193

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thermo Fisher Scientific, Inc.
09/19/2026	2.950%	1,237,000	1,204,494
08/15/2027	3.200%	1,575,000	1,562,216
Total			15,252,440
Healthcare Insurance 0.3%
Aetna, Inc.
12/15/2037	6.750%	590,000	805,713
Anthem, Inc.
11/21/2020	2.500%	1,244,000	1,242,166
12/01/2022	2.950%	1,245,000	1,246,043
12/01/2024	3.350%	970,000	983,305
12/01/2027	3.650%	933,000	950,695
12/01/2047	4.375%	94,000	99,995
Magellan Health, Inc.
09/22/2024	4.400%	750,000	753,422
UnitedHealth Group, Inc.
03/15/2026	3.100%	642,000	647,321
07/15/2035	4.625%	658,000	771,023
03/15/2036	5.800%	185,000	239,278
11/15/2037	6.625%	285,000	404,200
Total			8,143,161
Healthcare REIT 0.1%
HCP, Inc.
03/01/2024	4.200%	81,000	84,704
08/15/2024	3.875%	694,000	711,070
Ventas Realty LP
05/01/2024	3.750%	690,000	708,538
01/15/2026	4.125%	258,000	268,847
04/01/2027	3.850%	246,000	250,488
Welltower, Inc.
06/01/2025	4.000%	1,252,000	1,295,169
Total			3,318,816
Home Construction 0.0%
Lennar Corp.(a)
11/29/2027	4.750%	1,485,000	1,527,952
Independent Energy 0.6%
Anadarko Holding Co.
05/15/2028	7.150%	570,000	680,407
Anadarko Petroleum Corp.
03/15/2021	4.850%	656,000	693,216
03/15/2026	5.550%	1,572,000	1,764,473
07/15/2044	4.500%	1,208,000	1,198,445
Apache Corp.
04/15/2022	3.250%	64,000	64,560
01/15/2037	6.000%	200,000	237,025
04/15/2043	4.750%	268,000	278,574
01/15/2044	4.250%	525,000	510,709
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Resources, Inc.
03/15/2025	8.200%	300,000	384,442
Canadian Natural Resources Ltd.
06/30/2033	6.450%	1,423,000	1,731,563
Cimarex Energy Co.
06/01/2024	4.375%	1,810,000	1,921,632
Concho Resources, Inc.
10/01/2027	3.750%	1,002,000	1,012,615
10/01/2047	4.875%	465,000	507,291
ConocoPhillips
03/30/2029	7.000%	475,000	607,463
Encana Corp.
11/01/2031	7.375%	695,000	889,862
08/15/2034	6.500%	150,000	185,130
EnCana Corp.
02/01/2038	6.500%	905,000	1,139,466
EOG Resources, Inc.
01/15/2036	5.100%	824,000	955,455
EQT Corp.
10/01/2027	3.900%	302,000	300,973
Hess Corp.
03/15/2033	7.125%	190,000	229,183
01/15/2040	6.000%	800,000	876,484
02/15/2041	5.600%	351,000	377,525
Kerr-McGee Corp.
09/15/2031	7.875%	800,000	1,058,642
Marathon Oil Corp.
10/01/2037	6.600%	300,000	373,212
Noble Energy, Inc.
01/15/2028	3.850%	324,000	325,290
03/01/2041	6.000%	400,000	474,303
Occidental Petroleum Corp.
02/15/2027	3.000%	333,000	330,890
Tosco Corp.
02/15/2030	8.125%	775,000	1,108,689
Total			20,217,519
Integrated Energy 0.5%
BG Energy Capital PLC(a)
10/15/2041	5.125%	200,000	238,606
BP Capital Markets PLC
02/10/2024	3.814%	1,621,000	1,710,084
04/14/2024	3.224%	1,500,000	1,538,601
09/19/2027	3.279%	433,000	438,308
Cenovus Energy, Inc.
09/15/2023	3.800%	100,000	101,725
11/15/2039	6.750%	1,195,000	1,432,555
06/15/2047	5.400%	867,000	911,651

The accompanying Notes to Financial Statements are an integral part of this statement.
194	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chevron Corp.
06/24/2023	3.191%	269,000	276,224
05/16/2026	2.954%	545,000	544,581
Husky Energy, Inc.
04/15/2022	3.950%	750,000	776,504
Petro-Canada
05/15/2035	5.950%	1,450,000	1,837,273
Shell International Finance BV
08/12/2023	3.400%	489,000	507,060
05/10/2026	2.875%	2,231,000	2,225,229
05/11/2035	4.125%	480,000	525,995
05/10/2046	4.000%	1,009,000	1,072,698
09/12/2046	3.750%	806,000	822,186
Total Capital International SA
01/25/2023	2.700%	500,000	502,012
Total			15,461,292
Life Insurance 0.6%
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	585,000	780,577
American International Group, Inc.
02/15/2024	4.125%	786,000	830,592
07/10/2025	3.750%	242,000	249,109
01/15/2035	3.875%	537,000	537,817
05/01/2036	6.250%	878,000	1,130,226
07/10/2045	4.800%	241,000	270,962
01/15/2055	4.375%	440,000	448,307
Athene Global Funding(a)
04/20/2020	2.750%	703,000	704,059
01/25/2022	4.000%	221,000	228,030
Brighthouse Financial, Inc.(a)
06/22/2027	3.700%	1,690,000	1,659,565
06/22/2047	4.700%	560,000	570,840
Dai-ichi Life Insurance Co. Ltd. (The)(a),(i)
Junior Subordinated
12/31/2049	4.000%	1,062,000	1,040,944
Great-West Lifeco Finance Delaware LP(a)
06/03/2047	4.150%	500,000	524,635
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	227,768
Jackson National Life Global Funding(a)
04/29/2026	3.050%	1,073,000	1,056,623
Lincoln National Corp.
04/07/2036	6.150%	24,000	30,053
Manulife Financial Corp.(i)
Subordinated
02/24/2032	4.061%	1,400,000	1,412,179
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife, Inc.
09/15/2023	4.368%	600,000	647,258
11/13/2025	3.600%	279,000	290,120
11/13/2043	4.875%	490,000	576,134
Metropolitan Life Global Funding I(a)
09/19/2027	3.000%	500,000	494,931
Protective Life Global Funding(a)
09/14/2021	1.999%	600,000	582,449
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	2,060,000	2,693,466
Reliance Standard Life Global Funding II(a)
01/20/2021	3.050%	522,000	525,170
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	945,000	1,085,980
05/15/2047	4.270%	630,000	667,440
Total			19,265,234
Media and Entertainment 0.4%
21st Century Fox America, Inc.
07/15/2024	9.500%	407,000	547,684
04/30/2028	7.300%	350,000	451,171
12/15/2034	6.200%	450,000	584,018
12/15/2035	6.400%	350,000	467,756
10/15/2045	4.950%	325,000	383,730
11/15/2046	4.750%	450,000	519,394
CBS Corp.
02/15/2023	2.500%	1,905,000	1,856,348
08/15/2024	3.700%	1,019,000	1,047,376
02/15/2028	3.375%	940,000	903,958
Discovery Communications LLC
06/15/2021	4.375%	200,000	209,505
03/20/2028	3.950%	783,000	776,854
06/01/2040	6.350%	490,000	576,301
05/15/2042	4.950%	325,000	325,145
04/01/2043	4.875%	655,000	654,010
09/20/2047	5.200%	384,000	400,147
Grupo Televisa SAB
01/31/2046	6.125%	356,000	421,860
Time Warner, Inc.
02/15/2027	3.800%	820,000	819,565
07/15/2045	4.850%	785,000	824,398
Viacom, Inc.
04/01/2024	3.875%	352,000	351,934
03/15/2043	4.375%	269,000	232,598
Walt Disney Co. (The)
06/15/2027	2.950%	400,000	397,891
Total			12,751,643

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	195

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
Anglo American Capital PLC(a)
09/11/2024	3.625%	245,000	244,024
09/11/2027	4.000%	257,000	255,145
Barrick Gold Corp.
10/15/2035	6.450%	780,000	992,489
Barrick North America Finance LLC
05/30/2041	5.700%	1,075,000	1,314,736
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	1,372,000	1,667,755
09/30/2043	5.000%	1,047,000	1,282,027
Nucor Corp.
12/01/2037	6.400%	1,000,000	1,321,637
Vale Canada Ltd.
09/15/2032	7.200%	800,000	909,095
Vale Overseas Ltd.
08/10/2026	6.250%	925,000	1,073,090
11/21/2036	6.875%	1,050,000	1,286,776
Total			10,346,774
Midstream 1.3%
Andeavor Logistics LP/Tesoro Finance Corp.
12/01/2027	4.250%	513,000	517,768
Andeavor Logistics LP/Tesoro Logistics Financial Corp.
12/01/2022	3.500%	663,000	661,093
12/01/2047	5.200%	595,000	617,930
APT Pipelines Ltd.(a)
07/15/2027	4.250%	569,000	588,888
Boardwalk Pipelines LP
12/15/2024	4.950%	1,050,000	1,120,145
Buckeye Partners LP
07/01/2023	4.150%	348,000	358,212
10/15/2024	4.350%	640,000	655,421
12/01/2027	4.125%	1,090,000	1,077,647
11/15/2043	5.850%	770,000	830,309
Enbridge Energy Partners LP
09/15/2040	5.500%	400,000	438,154
10/15/2045	7.375%	395,000	526,816
Enbridge, Inc.
07/15/2022	2.900%	1,394,000	1,386,398
07/15/2027	3.700%	406,000	407,566
12/01/2046	5.500%	500,000	604,309
Energy Transfer LP
02/01/2024	4.900%	652,000	687,179
03/15/2025	4.050%	946,000	944,205
01/15/2026	4.750%	449,000	466,495
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Partners LP
06/15/2018	2.500%	1,150,000	1,151,869
06/01/2041	6.050%	1,279,000	1,369,664
12/15/2045	6.125%	1,002,000	1,083,687
EnLink Midstream Partners LP
06/01/2025	4.150%	837,000	842,706
04/01/2044	5.600%	150,000	157,804
Enterprise Products Operating LLC
03/15/2023	3.350%	543,000	554,552
02/15/2026	3.700%	545,000	558,083
02/15/2027	3.950%	222,000	231,095
03/01/2033	6.875%	250,000	327,115
10/15/2034	6.650%	1,000,000	1,296,492
04/15/2038	7.550%	600,000	849,764
03/15/2044	4.850%	286,000	313,119
Kinder Morgan Energy Partners LP
09/01/2044	5.400%	610,000	643,671
Kinder Morgan, Inc.(a)
02/15/2021	5.000%	2,360,000	2,508,973
Kinder Morgan, Inc.
01/15/2023	3.150%	2,192,000	2,179,096
06/01/2045	5.550%	760,000	830,512
Magellan Midstream Partners LP
02/01/2021	4.250%	730,000	761,581
12/01/2042	4.200%	404,000	394,293
MPLX LP
12/01/2024	4.875%	764,000	820,829
03/01/2047	5.200%	323,000	352,405
ONEOK Partners LP
10/01/2036	6.650%	1,240,000	1,521,563
Phillips 66 Partners LP
10/01/2026	3.550%	171,000	169,679
Plains All American Pipeline LP/Finance Corp.
06/01/2022	3.650%	538,000	540,856
12/15/2026	4.500%	275,000	279,645
02/15/2045	4.900%	1,221,000	1,171,054
Sabine Pass Liquefaction LLC
06/30/2026	5.875%	595,000	668,438
03/15/2027	5.000%	1,318,000	1,409,046
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	487,068
Sunoco Logistics Partners Operations LP
12/01/2025	5.950%	250,000	279,143
02/15/2040	6.850%	652,000	740,343
TC PipeLines LP
05/25/2027	3.900%	1,147,000	1,151,326
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	660,000	654,987

The accompanying Notes to Financial Statements are an integral part of this statement.
196	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransCanada PipeLines Ltd.
10/15/2037	6.200%	500,000	658,130
08/15/2038	7.250%	585,000	852,043
Western Gas Partners LP
06/01/2021	5.375%	352,000	372,949
07/01/2026	4.650%	377,000	391,748
04/01/2044	5.450%	260,000	275,821
Williams Partners LP
01/15/2025	3.900%	217,000	221,808
06/15/2027	3.750%	1,265,000	1,267,352
Total			42,228,844
Natural Gas 0.2%
Atmos Energy Corp.
03/15/2019	8.500%	1,146,000	1,228,970
CenterPoint Energy Resources Corp.
01/15/2021	4.500%	395,000	413,529
NiSource Finance Corp.
02/15/2023	3.850%	237,000	245,937
02/01/2042	5.800%	381,000	465,980
02/15/2044	4.800%	572,000	644,768
03/30/2048	3.950%	329,000	337,124
Sempra Energy
06/15/2024	3.550%	470,000	481,224
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	1,041,000	1,009,789
06/15/2026	3.250%	169,000	166,306
10/01/2046	3.950%	247,000	245,493
Total			5,239,120
Office REIT 0.2%
Boston Properties LP
02/01/2024	3.800%	378,000	391,947
01/15/2025	3.200%	1,499,000	1,494,509
10/01/2026	2.750%	420,000	397,156
Brandywine Operating Partnership LP
02/15/2023	3.950%	311,000	317,423
11/15/2027	3.950%	1,036,000	1,028,345
Equity Commonwealth
09/15/2020	5.875%	1,600,000	1,689,200
Government Properties Income Trust
07/15/2022	4.000%	471,000	474,264
Kilroy Realty LP
12/15/2024	3.450%	931,000	926,850
Vornado Realty LP
01/15/2025	3.500%	200,000	199,530
Total			6,919,224
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.3%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	352,091
Halliburton Co.
11/15/2035	4.850%	497,000	554,083
09/15/2039	7.450%	240,000	345,827
Nabors Industries, Inc.
09/15/2020	5.000%	200,000	199,630
09/15/2021	4.625%	2,040,000	1,944,067
Schlumberger Finance Canada Ltd.(a)
11/20/2020	2.200%	1,436,000	1,427,673
11/20/2022	2.650%	2,036,000	2,024,725
Schlumberger Holdings Corp.(a)
12/21/2022	3.625%	995,000	1,024,780
12/21/2025	4.000%	2,260,000	2,372,702
Total			10,245,578
Other Financial Institutions 0.0%
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	335,000	329,584
ORIX Corp.
07/18/2022	2.900%	252,000	250,947
Total			580,531
Other Industry 0.0%
CK Hutchison International 16 Ltd.(a)
10/03/2021	1.875%	335,000	323,829
President and Fellows of Harvard College
07/15/2056	3.300%	1,071,000	1,048,755
Total			1,372,584
Other REIT 0.2%
Digital Realty Trust LP
08/15/2027	3.700%	231,000	232,676
Duke Realty LP
06/30/2026	3.250%	203,000	201,036
EPR Properties
06/01/2027	4.500%	393,000	395,673
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	921,000	903,416
Goodman U.S. Finance Four LLC(a)
10/15/2037	4.500%	372,000	385,835
Liberty Property LP
10/01/2026	3.250%	279,000	274,262
Prologis LP
11/01/2025	3.750%	190,000	199,114

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	197

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Storage
09/15/2022	2.370%	1,589,000	1,567,320
09/15/2027	3.094%	1,250,000	1,243,069
Total			5,402,401
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	420,735
12/01/2046	4.000%	431,000	459,373
Total			880,108
Paper 0.1%
International Paper Co.
11/15/2039	7.300%	500,000	698,568
05/15/2046	5.150%	1,265,000	1,460,354
Total			2,158,922
Pharmaceuticals 1.0%
AbbVie, Inc.
05/14/2020	2.500%	2,225,000	2,231,223
05/14/2025	3.600%	2,750,000	2,821,596
05/14/2035	4.500%	2,523,000	2,769,487
05/14/2046	4.450%	1,230,000	1,335,042
Allergan Funding SCS
03/15/2035	4.550%	2,411,000	2,537,638
Amgen, Inc.
05/11/2022	2.650%	400,000	398,734
10/01/2041	4.950%	200,000	232,204
05/01/2045	4.400%	500,000	542,293
Celgene Corp.
02/15/2023	2.750%	2,068,000	2,049,177
11/15/2027	3.450%	816,000	816,357
08/15/2045	5.000%	1,253,000	1,425,188
11/15/2047	4.350%	1,855,000	1,932,144
Eli Lilly & Co.
05/15/2022	2.350%	525,000	523,849
05/15/2027	3.100%	935,000	949,081
05/15/2047	3.950%	480,000	516,449
Gilead Sciences, Inc.
09/01/2023	2.500%	323,000	319,002
04/01/2024	3.700%	750,000	784,090
09/01/2035	4.600%	590,000	661,909
09/01/2036	4.000%	286,000	302,870
Johnson & Johnson
01/15/2025	2.625%	1,344,000	1,339,661
01/15/2028	2.900%	2,425,000	2,428,557
12/05/2033	4.375%	124,000	142,253
01/15/2038	3.400%	1,296,000	1,327,804
01/15/2048	3.500%	930,000	953,585
Mylan NV
06/15/2026	3.950%	463,000	466,622
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mylan, Inc.
11/29/2043	5.400%	200,000	218,042
Perrigo Finance Unlimited Co.
03/15/2026	4.375%	1,515,000	1,555,110
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	612,000	600,745
Teva Pharmaceutical Finance Co. LLC
02/01/2036	6.150%	1,500,000	1,501,908
Teva Pharmaceutical Finance III BV
07/21/2023	2.800%	652,000	567,979
Teva Pharmaceutical Finance Netherlands III BV
10/01/2046	4.100%	136,000	103,788
Total			34,354,387
Property & Casualty 0.3%
ACE INA Holdings, Inc.
11/03/2045	4.350%	900,000	1,016,086
Aon PLC
12/15/2025	3.875%	888,000	928,068
Arch Capital Finance LLC
12/15/2046	5.031%	459,000	532,794
Berkshire Hathaway Finance Corp.
01/15/2040	5.750%	385,000	505,500
Chubb INA Holdings, Inc.
05/15/2024	3.350%	750,000	771,385
CNA Financial Corp.
08/15/2027	3.450%	500,000	492,558
Liberty Mutual Group, Inc.(a)
03/15/2034	7.000%	400,000	525,794
03/15/2035	6.500%	300,000	387,158
Markel Corp.
11/01/2027	3.500%	940,000	931,266
11/01/2047	4.300%	560,000	572,115
Marsh & McLennan Companies, Inc.
03/14/2023	3.300%	132,000	134,782
Nationwide Mutual Insurance Co.(a)
Subordinated
08/15/2039	9.375%	1,390,000	2,367,537
Travelers Property Casualty Corp.
04/15/2026	7.750%	605,000	792,982
XLIT Ltd.
05/15/2027	6.250%	651,000	769,168
12/15/2043	5.250%	350,000	398,981
Total			11,126,174

The accompanying Notes to Financial Statements are an integral part of this statement.
198	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.2%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	500,000	712,716
05/01/2040	5.750%	790,000	1,026,992
03/15/2042	4.400%	500,000	560,322
Canadian Pacific Railway Co.
09/15/2115	6.125%	1,336,000	1,768,909
CSX Corp.
06/01/2021	4.250%	215,000	225,656
10/01/2036	6.000%	450,000	578,068
Norfolk Southern Corp.(a)
08/15/2052	4.050%	600,000	622,382
Union Pacific Corp.
09/15/2037	3.600%	122,000	125,618
09/15/2067	4.100%	200,000	208,660
Total			5,829,323
Refining 0.0%
Marathon Petroleum Corp.
09/15/2044	4.750%	300,000	311,692
09/15/2054	5.000%	675,000	680,100
Valero Energy Corp.
04/15/2032	7.500%	260,000	351,083
Total			1,342,875
Restaurants 0.1%
Darden Restaurants, Inc.
05/01/2027	3.850%	170,000	173,069
Lila Mexican Holdings LLC(a),(c)
12/24/2035	5.000%	1,901,546	1,874,925
McDonald’s Corp.
12/09/2035	4.700%	283,000	320,979
10/15/2037	6.300%	268,000	356,687
Total			2,725,660
Retail REIT 0.5%
Brixmor Operating Partnership LP
02/01/2025	3.850%	1,000,000	999,560
DDR Corp.
07/15/2022	4.625%	1,535,000	1,614,921
05/15/2023	3.375%	1,400,000	1,393,634
02/01/2025	3.625%	560,000	549,766
Kimco Realty Corp.
03/01/2024	2.700%	500,000	483,874
04/01/2027	3.800%	400,000	404,101
National Retail Properties, Inc.
11/15/2025	4.000%	728,000	745,275
12/15/2026	3.600%	618,000	611,093
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Realty Income Corp.
07/15/2024	3.875%	642,000	661,873
03/15/2047	4.650%	519,000	571,192
Regency Centers LP
02/01/2027	3.600%	586,000	585,949
Scentre Group Trust 1 / 2(a)
02/12/2025	3.500%	1,040,000	1,048,274
Simon Property Group LP
01/15/2026	3.300%	386,000	386,833
06/15/2027	3.375%	550,000	553,902
Tanger Properties LP
12/01/2023	3.875%	725,000	735,589
12/01/2024	3.750%	670,000	672,690
VEREIT Operating Partnership LP
02/06/2024	4.600%	1,760,000	1,839,383
Washington Prime Group LP
08/15/2024	5.950%	555,000	566,707
WEA Finance LLC(a)
04/05/2022	3.150%	1,430,000	1,445,201
Total			15,869,817
Retailers 0.4%
Advance Auto Parts, Inc.
12/01/2023	4.500%	700,000	736,072
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	1,960,000	1,940,806
07/26/2027	3.550%	1,155,000	1,152,852
AutoZone, Inc.
06/01/2027	3.750%	248,000	251,662
Costco Wholesale Corp.
05/18/2022	2.300%	1,829,000	1,814,730
05/18/2024	2.750%	1,266,000	1,263,858
05/18/2027	3.000%	2,130,000	2,133,037
CVS Health Corp.
12/01/2022	2.750%	500,000	492,354
CVS Pass-Through Trust(a)
10/10/2025	6.204%	205,005	224,562
01/10/2032	7.507%	120,647	147,951
01/10/2034	5.926%	806,004	916,924
Home Depot, Inc. (The)
09/15/2056	3.500%	176,000	169,168
O’Reilly Automotive, Inc.
03/15/2026	3.550%	480,000	483,526
09/01/2027	3.600%	432,000	433,249
Walgreen Co.
09/15/2042	4.400%	300,000	303,888
Walgreens Boots Alliance, Inc.
11/18/2034	4.500%	990,000	1,036,220

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	199

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wal-Mart Stores, Inc.
12/15/2047	3.625%	500,000	524,170
Total			14,025,029
Technology 1.9%
Analog Devices, Inc.
12/05/2021	2.500%	1,215,000	1,206,386
12/05/2023	3.125%	1,544,000	1,552,171
12/05/2026	3.500%	438,000	443,226
12/05/2036	4.500%	198,000	212,025
Apple, Inc.
05/11/2022	2.300%	340,000	337,348
02/09/2024	3.000%	2,143,000	2,170,330
05/11/2024	2.850%	2,712,000	2,721,815
01/13/2025	2.750%	2,064,000	2,047,135
02/09/2027	3.350%	1,968,000	2,014,024
05/11/2027	3.200%	2,186,000	2,212,615
06/20/2027	3.000%	562,000	559,415
09/12/2027	2.900%	2,500,000	2,466,945
11/13/2027	3.000%	1,091,000	1,086,123
05/13/2045	4.375%	540,000	608,462
08/04/2046	3.850%	672,000	699,578
11/13/2047	3.750%	873,000	897,539
Arrow Electronics, Inc.
09/08/2024	3.250%	219,000	214,930
01/12/2028	3.875%	376,000	375,780
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2024	3.625%	1,687,000	1,678,077
01/15/2027	3.875%	1,570,000	1,548,857
Cisco Systems, Inc.
01/15/2040	5.500%	1,460,000	1,931,558
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	2,068,000	2,279,083
DXC Technology Co.
04/15/2024	4.250%	302,000	314,735
Enterprise Services LLC
10/15/2029	7.450%	300,000	372,427
Hewlett Packard Enterprise Co.(i)
10/15/2045	6.350%	862,000	919,187
Intel Corp.
05/19/2046	4.100%	448,000	492,373
Intel Corp.(a)
12/08/2047	3.734%	266,000	276,677
Microsoft Corp.
02/06/2022	2.400%	1,046,000	1,046,025
08/08/2023	2.000%	1,455,000	1,412,853
02/06/2024	2.875%	1,943,000	1,971,076
02/06/2027	3.300%	892,000	920,824
02/12/2035	3.500%	300,000	311,961
11/03/2035	4.200%	462,000	522,054
02/06/2037	4.100%	2,255,000	2,517,297
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/2040	4.500%	518,000	606,108
11/03/2055	4.750%	582,000	718,230
08/08/2056	3.950%	380,000	407,504
02/06/2057	4.500%	1,143,000	1,350,238
Oracle Corp.
02/15/2023	2.625%	2,488,000	2,493,187
11/15/2024	2.950%	1,555,000	1,562,735
11/15/2027	3.250%	2,277,000	2,315,695
07/08/2034	4.300%	1,942,000	2,160,966
05/15/2035	3.900%	1,570,000	1,667,626
07/15/2036	3.850%	1,400,000	1,481,857
11/15/2037	3.800%	1,306,000	1,371,785
07/08/2039	6.125%	339,000	465,176
07/15/2040	5.375%	155,000	195,595
11/15/2047	4.000%	1,139,000	1,211,042
QUALCOMM, Inc.
01/30/2023	2.600%	52,000	50,683
05/20/2027	3.250%	501,000	488,898
05/20/2035	4.650%	190,000	204,881
VMware, Inc.
08/21/2020	2.300%	1,900,000	1,888,378
08/21/2022	2.950%	1,575,000	1,571,313
08/21/2027	3.900%	930,000	939,240
Total			63,492,048
Tobacco 0.3%
BAT Capital Corp.(a)
08/14/2020	2.297%	879,000	873,916
08/15/2022	2.764%	2,332,000	2,316,418
08/15/2024	3.222%	1,149,000	1,148,073
08/15/2027	3.557%	868,000	868,864
08/15/2037	4.390%	548,000	575,044
08/15/2047	4.540%	586,000	618,526
Reynolds American, Inc.
08/15/2045	5.850%	1,620,000	2,021,094
Total			8,421,935
Transportation Services 0.3%
Brambles U.S.A., Inc.(a)
10/23/2025	4.125%	300,000	311,241
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	385,000	374,137
12/01/2026	3.300%	1,389,000	1,381,663
02/15/2045	4.500%	275,000	282,356
FedEx Corp.
04/01/2046	4.550%	940,000	1,030,717
01/15/2047	4.400%	351,000	373,937
Penske Truck Leasing Co. LP/Finance Corp.(a)
02/01/2022	3.375%	1,700,000	1,730,672
03/14/2023	2.700%	1,599,000	1,572,230
11/15/2026	3.400%	811,000	800,666

The accompanying Notes to Financial Statements are an integral part of this statement.
200	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ryder System, Inc.
09/01/2021	2.250%	700,000	688,180
United Parcel Service of America, Inc.(i)
04/01/2030	8.375%	225,000	321,750
Total			8,867,549
Wireless 0.2%
America Movil SAB de CV
03/30/2040	6.125%	300,000	381,074
American Tower Corp.
10/15/2026	3.375%	425,000	417,616
01/15/2028	3.600%	1,684,000	1,673,696
Crown Castle International Corp.
03/01/2027	4.000%	236,000	241,103
Crown Castle Towers LLC(a)
01/15/2020	6.113%	1,000,000	1,048,918
Nokia OYJ
06/12/2022	3.375%	1,600,000	1,590,590
06/12/2027	4.375%	320,000	316,233
Total			5,669,230
Wirelines 1.4%
AT&T, Inc.
04/01/2024	4.450%	2,412,000	2,548,724
05/15/2025	3.400%	4,330,000	4,262,690
08/14/2027	3.900%	1,766,000	1,775,913
05/15/2035	4.500%	695,000	689,901
03/01/2037	5.250%	2,582,000	2,733,646
08/14/2037	4.900%	1,195,000	1,209,015
08/15/2040	6.000%	875,000	1,003,001
09/01/2040	5.350%	4,821,000	5,093,083
03/01/2041	6.375%	425,000	504,498
03/01/2047	5.450%	1,420,000	1,521,459
02/14/2050	5.150%	567,000	571,859
AT&T, Inc.(a)
02/15/2030	4.300%	1,040,000	1,041,054
11/15/2046	5.150%	754,000	769,095
British Telecommunications PLC
02/14/2019	2.350%	200,000	200,199
British Telecommunications PLC(i)
12/15/2030	9.125%	350,000	522,167
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	790,000	794,952
Qwest Corp.
12/01/2021	6.750%	1,063,000	1,141,392
Telefonica Emisiones SAU
04/27/2018	3.192%	241,000	241,872
04/27/2020	5.134%	1,021,000	1,080,564
02/16/2021	5.462%	120,000	129,814
03/08/2047	5.213%	805,000	910,789
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/15/2022	2.946%	832,000	837,732
08/10/2033	4.500%	2,079,000	2,178,364
11/01/2034	4.400%	6,586,000	6,703,099
01/15/2036	4.272%	550,000	547,526
03/16/2037	5.250%	457,000	502,654
08/15/2046	4.125%	2,251,000	2,089,090
08/21/2054	5.012%	561,000	574,441
03/15/2055	4.672%	112,000	108,590
Verizon Communications, Inc.(a)
02/15/2025	3.376%	2,361,000	2,373,664
Total			44,660,847
Total Corporate Bonds & Notes (Cost $790,107,166)			810,320,276

Foreign Government Obligations(j) 1.5%

Australia 0.0%
Westpac Banking Corp.(a)
03/03/2020	2.000%	405,000	402,051
Canada 0.1%
Bank of Nova Scotia (The)(a)
09/20/2021	1.875%	300,000	293,062
CNOOC Nexen Finance ULC
04/30/2024	4.250%	389,000	410,595
Hydro-Quebec
02/01/2021	9.400%	750,000	896,954
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	804,000	824,916
Total			2,425,527
Chile 0.1%
Chile Government International Bond
06/21/2047	3.860%	1,255,000	1,292,154
Corp. Nacional del Cobre de Chile(a)
08/01/2027	3.625%	950,000	951,026
Total			2,243,180
China 0.1%
CNOOC Finance Ltd.
05/09/2023	3.000%	1,300,000	1,288,969
State Grid Overseas Investment 2013 Ltd.(a)
05/22/2018	1.750%	377,000	376,029
Total			1,664,998
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%	893,000	926,504
09/18/2037	7.375%	150,000	202,972

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	201

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecopetrol SA
01/16/2025	4.125%	300,000	302,716
06/26/2026	5.375%	580,000	626,289
Total			2,058,481
France 0.0%
Electricite de France SA(a)
01/22/2114	6.000%	1,342,000	1,506,226
Indonesia 0.1%
Indonesia Government International Bond
01/11/2023	2.950%	2,040,000	2,030,161
01/11/2028	3.500%	575,000	573,770
Total			2,603,931
Japan 0.2%
Japan Bank for International Cooperation
02/24/2020	2.250%	2,476,000	2,470,461
05/28/2020	1.750%	1,630,000	1,606,341
04/20/2021	1.875%	742,000	726,832
Total			4,803,634
Mexico 0.5%
Mexico City Airport Trust(a)
07/31/2047	5.500%	1,195,000	1,181,041
Mexico Government International Bond
01/30/2025	3.600%	757,000	768,068
01/21/2026	4.125%	1,673,000	1,747,787
03/08/2044	4.750%	1,090,000	1,102,574
01/15/2047	4.350%	479,000	458,289
02/10/2048	4.600%	1,778,000	1,766,457
10/12/2110	5.750%	1,324,000	1,402,713
Petroleos Mexicanos
02/04/2021	6.375%	504,000	548,010
08/04/2026	6.875%	598,000	677,431
06/15/2035	6.625%	550,000	588,184
01/23/2046	5.625%	1,802,000	1,675,314
09/21/2047	6.750%	875,000	916,419
Petroleos Mexicanos(a)
03/13/2027	6.500%	1,545,000	1,693,974
03/13/2027	6.500%	1,240,000	1,358,897
09/21/2047	6.750%	220,000	229,467
Total			16,114,625
Norway 0.0%
Statoil ASA
09/23/2027	7.250%	400,000	527,380
Paraguay 0.0%
Paraguay Government International Bond(a)
08/11/2044	6.100%	830,000	949,176
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.0%
Peruvian Government International Bond
11/18/2050	5.625%	98,000	125,925
Poland 0.0%
Poland Government International Bond
01/22/2024	4.000%	1,178,000	1,257,335
Saudi Arabia 0.1%
Saudi Government International Bond(a)
03/04/2023	2.875%	1,505,000	1,480,869
03/04/2028	3.625%	1,033,000	1,025,649
10/26/2046	4.500%	365,000	365,373
10/04/2047	4.625%	640,000	655,948
Total			3,527,839
Singapore 0.0%
BOC Aviation Ltd.(a)
09/18/2022	2.750%	400,000	392,153
South Korea 0.1%
Export-Import Bank of Korea
11/01/2020	2.500%	1,028,000	1,017,741
11/01/2022	3.000%	2,179,000	2,170,959
Korea Housing Finance Corp.(a)
10/11/2021	2.000%	700,000	675,095
Total			3,863,795
Sweden 0.0%
Stadshypotek AB(a)
10/02/2019	1.875%	1,500,000	1,490,733
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
10/11/2022	2.500%	2,085,000	2,047,372
10/11/2027	3.125%	1,145,000	1,122,361
10/11/2047	4.125%	1,155,000	1,147,581
Total			4,317,314
Virgin Islands 0.0%
Sinopec Capital 2013 Ltd.(a)
04/24/2023	3.125%	800,000	797,918
Total Foreign Government Obligations (Cost $50,277,641)			51,072,221

The accompanying Notes to Financial Statements are an integral part of this statement.
202	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	1,089,860	1,085,735
01/15/2029	2.500%	1,148,920	1,394,331
Total			2,480,066
Total Inflation-Indexed Bonds (Cost $2,419,253)			2,480,066

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	420,000	556,714
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	1,385,000	2,149,755
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	2,262,226
Total			4,411,981
Joint Power Authority 0.1%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	1,921,952
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,890,000	2,182,440
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	1,095,211
Total			3,277,651
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	532,756
State General Obligation 0.1%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	440,099
Series 2010
11/01/2040	7.600%	1,000,000	1,596,930
Total			2,037,029
Turnpike / Bridge / Toll Road 0.1%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,285,000	1,954,858
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014-A
10/01/2114	4.814%	411,000	480,442
Total Municipal Bonds (Cost $13,220,502)			15,173,383

Residential Mortgage-Backed Securities - Agency 21.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2020- 05/01/2045	4.500%	319,855	344,402
11/01/2022- 10/17/2038	6.500%	1,901,337	2,060,594
10/01/2029- 04/01/2047	4.000%	38,530,198	40,833,734
11/01/2031- 12/01/2032	3.500%	16,660,581	17,324,524
03/01/2033	3.000%	1,799,969	1,838,352
06/01/2035- 04/01/2036	5.500%	228,638	242,684
09/01/2037	6.000%	1,517,065	1,704,764
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	10,320,983	10,407,322
CMO Series 2127 Class PG
02/15/2029	6.250%	350,307	378,611

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	203

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2165 Class PE
06/15/2029	6.000%	124,935	137,713
CMO Series 2326 Class ZQ
06/15/2031	6.500%	620,641	683,601
CMO Series 2399 Class TH
01/15/2032	6.500%	304,847	342,445
CMO Series 2517 Class Z
10/15/2032	5.500%	231,665	243,407
CMO Series 2557 Class HL
01/15/2033	5.300%	510,350	552,194
CMO Series 262 Class 35
07/15/2042	3.500%	6,729,929	6,915,726
CMO Series 2752 Class EZ
02/15/2034	5.500%	1,366,483	1,501,009
CMO Series 2764 Class UE
10/15/2032	5.000%	76,396	76,732
CMO Series 2764 Class ZG
03/15/2034	5.500%	766,766	848,323
CMO Series 2953 Class PG
03/15/2035	5.500%	4,000,000	4,472,691
CMO Series 2986 Class CH
06/15/2025	5.000%	644,095	680,917
CMO Series 2989 Class TG
06/15/2025	5.000%	500,640	532,816
CMO Series 299 Class 300
01/15/2043	3.000%	1,165,336	1,165,218
CMO Series 2990 Class UZ
06/15/2035	5.750%	1,447,372	1,613,925
CMO Series 3101 Class UZ
01/15/2036	6.000%	455,873	515,672
CMO Series 3123 Class AZ
03/15/2036	6.000%	602,774	682,738
CMO Series 3143 Class BC
02/15/2036	5.500%	603,069	653,506
CMO Series 3164 Class MG
06/15/2036	6.000%	249,259	277,561
CMO Series 3195 Class PD
07/15/2036	6.500%	432,523	478,059
CMO Series 3200 Class AY
08/15/2036	5.500%	409,957	446,521
CMO Series 3213 Class JE
09/15/2036	6.000%	741,360	821,518
CMO Series 3229 Class HE
10/15/2026	5.000%	1,166,750	1,226,291
CMO Series 3402 Class NC
12/15/2022	5.000%	312,742	325,112
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3423 Class PB
03/15/2038	5.500%	1,321,440	1,453,436
CMO Series 3453 Class B
05/15/2038	5.500%	91,087	97,340
CMO Series 3461 Class Z
06/15/2038	6.000%	2,426,470	2,648,182
CMO Series 3501 Class CB
01/15/2039	5.500%	565,801	621,877
CMO Series 3684 Class CY
06/15/2025	4.500%	2,000,000	2,140,341
CMO Series 3704 Class CT
12/15/2036	7.000%	952,836	1,095,602
CMO Series 3704 Class DT
11/15/2036	7.500%	865,088	1,001,647
CMO Series 3704 Class ET
12/15/2036	7.500%	627,153	742,974
CMO Series 3707 Class B
08/15/2025	4.500%	2,027,855	2,135,425
CMO Series 3819 Class ZQ
04/15/2036	6.000%	906,187	1,006,722
CMO Series 3827 Class BM
08/15/2039	5.500%	480,474	503,780
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,154,760
CMO Series 4015 Class MY
03/15/2042	3.500%	2,000,000	2,031,253
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	938,371
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,169,805
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	1,979,124
CMO Series 4604 Class AB
08/15/2046	3.000%	1,408,576	1,420,833
CMO Series 4700 Class QJ
07/15/2044	4.000%	7,892,296	8,241,977
CMO Series 4705 Class A
09/15/2042	4.500%	2,420,437	2,578,697
CMO Series R006 Class ZA
04/15/2036	6.000%	689,197	764,704
CMO Series R007 Class ZA
05/15/2036	6.000%	1,384,015	1,554,523
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% 07/01/2036	3.224%	118,120	125,007
12-month USD LIBOR + 1.844% 07/01/2040	3.593%	466,323	488,645

The accompanying Notes to Financial Statements are an integral part of this statement.
204	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2551 Class NS
1-month USD LIBOR + 14.483% 01/15/2033	11.775%	201,670	234,814
CMO Series 3852 Class QN
1-month USD LIBOR + 27.211% 05/15/2041	5.500%	696,799	723,501
CMO Series 3966 Class BF
1-month USD LIBOR + 0.500% 10/15/2040	1.977%	1,136,543	1,142,859
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% 07/15/2037	1.642%	1,527,982	1,502,916
CMO Series 4087 Class FA
1-month USD LIBOR + 0.450% 05/15/2039	1.927%	1,125,418	1,122,662
Structured Pass-Through Securities
1-year MTA + 1.200% 10/25/2044	2.202%	946,715	960,495
Federal Home Loan Mortgage Corp.(k)
07/01/2044	5.000%	942,128	1,027,965
Federal Home Loan Mortgage Corp.(l)
CMO Series 2967 Class EA
04/15/2020	0.000%	46,485	44,707
CMO Series 3077 Class TO
04/15/2035	0.000%	196,144	179,577
CMO Series 3100 Class
01/15/2036	0.000%	316,332	279,196
CMO Series 3117 Class OG
02/15/2036	0.000%	188,225	170,265
CMO Series 3181 Class OH
07/15/2036	0.000%	514,439	426,446
CMO Series 3316 Class JO
05/15/2037	0.000%	26,960	24,167
CMO Series 3607 Class TO
10/15/2039	0.000%	399,279	336,493
CMO STRIPS Series 197 Class
04/01/2028	0.000%	230,242	208,310
CMO STRIPS Series 310 Class
09/15/2043	0.000%	2,548,917	2,043,876
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3380 Class SI
1-month USD LIBOR + 6.370% 10/15/2037	4.893%	3,237,920	508,264
CMO Series 3385 Class SN
1-month USD LIBOR + 6.000% 11/15/2037	4.523%	117,664	10,138
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3451 Class SA
1-month USD LIBOR + 6.050% 05/15/2038	4.573%	269,361	34,926
CMO Series 3531 Class SM
1-month USD LIBOR + 6.100% 05/15/2039	4.623%	221,132	14,932
CMO Series 3608 Class SC
1-month USD LIBOR + 6.250% 12/15/2039	4.773%	544,006	89,504
CMO Series 3740 Class SB
1-month USD LIBOR + 6.000% 10/15/2040	4.523%	852,298	121,393
CMO Series 3740 Class SC
1-month USD LIBOR + 6.000% 10/15/2040	4.523%	1,047,620	136,412
CMO STRIPS Series 239 Class S30
1-month USD LIBOR + 7.700% 08/15/2036	6.223%	543,385	101,572
Federal Home Loan Mortgage Corp.(d)
CMO Series 3688 Class CU
11/15/2021	6.835%	160,346	164,351
CMO Series 3688 Class GT
11/15/2046	7.291%	658,567	759,395
CMO Series 4272 Class W
04/15/2040	5.653%	3,049,469	3,351,061
Federal Home Loan Mortgage Corp.(g)
CMO Series 3688 Class NI
04/15/2032	5.000%	421,049	19,431
CMO Series 3714 Class IP
08/15/2040	5.000%	914,756	146,088
CMO Series 3747 Class HI
07/15/2037	4.500%	425,519	7,331
CMO Series 3760 Class GI
10/15/2037	4.000%	228,083	6,186
CMO Series 3772 Class
09/15/2024	3.500%	113,703	696
CMO Series 3779 Class IH
11/15/2034	4.000%	252,288	3,119
CMO Series 3800 Class AI
11/15/2029	4.000%	756,867	42,410
Federal Home Loan Mortgage Corp.(d),(g)
CMO Series 3802 Class LS
01/15/2040	1.876%	1,925,344	125,327

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	205

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
10/01/2019- 08/01/2056	5.000%	7,907,655	8,604,597
01/01/2020- 09/01/2047	4.500%	33,919,234	36,714,781
04/01/2020- 11/01/2047	4.000%	83,349,032	88,200,374
05/01/2022- 08/01/2037	7.500%	125,935	130,190
01/01/2023- 11/01/2048	6.000%	1,621,714	1,762,787
02/01/2024- 10/01/2038	6.500%	3,928,846	4,458,421
09/01/2029- 08/01/2043	3.500%	84,012,419	87,119,820
12/01/2032- 01/01/2043	3.000%	7,683,182	7,796,686
11/01/2033- 04/01/2036	5.500%	385,271	416,174
04/01/2037- 01/01/2039	7.000%	1,148,275	1,339,739
CMO Series 1999-7 Class AB
03/25/2029	6.000%	256,963	283,017
CMO Series 2001-60 Class PX
11/25/2031	6.000%	329,684	366,704
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	1,306,668	1,383,139
CMO Series 2002-78 Class Z
12/25/2032	5.500%	418,146	438,539
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	1,764,758	1,908,536
CMO Series 2004-65 Class LT
08/25/2024	4.500%	287,089	298,371
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	3,000,000	3,315,625
CMO Series 2005-121 Class DX
01/25/2026	5.500%	648,588	692,554
CMO Series 2006-105 Class ME
11/25/2036	5.500%	1,034,065	1,166,797
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	1,520,846	1,653,994
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	341,321	389,124
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	387,016	411,303
CMO Series 2007-116 Class PB
08/25/2035	5.500%	358,738	395,948
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	505,683	544,338
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-42 Class B
05/25/2037	6.000%	433,168	476,358
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	933,133	1,013,342
CMO Series 2008-80 Class GP
09/25/2038	6.250%	72,086	79,604
CMO Series 2009-59 Class HB
08/25/2039	5.000%	771,261	837,471
CMO Series 2009-60 Class HT
08/25/2039	6.000%	690,857	771,902
CMO Series 2009-79 Class UA
03/25/2038	7.000%	72,940	81,624
CMO Series 2009-W1 Class A
12/25/2049	6.000%	1,688,977	1,899,162
CMO Series 2010-111 Class AE
04/25/2038	5.500%	19,666	19,653
CMO Series 2010-111 Class AM
10/25/2040	5.500%	3,000,000	3,275,957
CMO Series 2010-148 Class MA
02/25/2039	4.000%	186,930	190,482
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,200,000	1,351,129
CMO Series 2010-83 Class DN
12/25/2020	4.500%	2,040,506	2,067,715
CMO Series 2011-118 Class MT
11/25/2041	7.000%	1,272,816	1,440,801
CMO Series 2011-118 Class NT
11/25/2041	7.000%	1,391,828	1,579,860
CMO Series 2011-31 Class DB
04/25/2031	3.500%	4,000,000	4,132,930
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	514,784	573,988
CMO Series 2011-44 Class EB
05/25/2026	3.000%	3,000,000	3,049,153
CMO Series 2011-46 Class B
05/25/2026	3.000%	6,000,000	6,120,906
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	2,428,591	2,702,693
CMO Series 2012-66 Class CB
06/25/2032	3.000%	3,000,000	2,991,403
CMO Series 2013-100 Class WB
10/25/2033	3.000%	3,000,000	2,945,984
CMO Series 2013-101 Class E
10/25/2033	3.000%	3,000,000	3,018,290
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,500,000	2,495,824

The accompanying Notes to Financial Statements are an integral part of this statement.
206	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-30 Class CA
04/25/2043	1.500%	706,996	646,876
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	925,110
CMO Series 2013-81 Class TA
02/25/2043	3.000%	2,500,000	2,344,464
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,536,958
CMO Series G94-8 Class K
07/17/2024	8.000%	210,957	234,386
Series 2012-M5 Class A2
02/25/2022	2.715%	2,122,000	2,148,238
Series 2013-M9 Class A2
01/25/2023	2.389%	2,625,675	2,612,181
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% 03/01/2036	3.947%	481,070	516,778
12-month USD LIBOR + 1.610% 05/01/2046	2.684%	1,228,530	1,245,046
12-month USD LIBOR + 1.620% 03/01/2047	3.133%	92,159	94,334
12-month USD LIBOR + 1.620% 06/01/2047	3.235%	2,047,521	2,095,791
12-month USD LIBOR + 1.610% 10/01/2047	2.945%	1,785,057	1,817,088
12-month USD LIBOR + 1.620% 10/01/2047	3.168%	1,557,725	1,590,419
12-month USD LIBOR + 1.610% 12/01/2047	3.027%	1,561,000	1,585,165
CMO Series 2003-130 Class CS
1-month USD LIBOR + 14.100% 12/25/2033	10.996%	101,664	107,902
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% 05/25/2042	1.952%	270,436	267,262
CMO Series 2005-SV Class 75
1-month USD LIBOR + 24.200% 09/25/2035	17.992%	128,385	174,745
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% 03/25/2045	1.772%	562,188	549,060
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% 06/27/2036	1.802%	452,822	442,369
CMO Series 2010-28 Class BS
1-month USD LIBOR + 11.588% 04/25/2040	8.095%	105,373	115,413
CMO Series 2010-35 Class SJ
1-month USD LIBOR + 17.667% 04/25/2040	12.493%	636,060	837,979
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-49 Class SC
1-month USD LIBOR + 12.660% 03/25/2040	9.556%	540,687	638,681
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% 08/25/2041	2.102%	392,961	397,553
Federal National Mortgage Association(k)
06/01/2041	4.500%	108,752	117,414
Federal National Mortgage Association(m)
02/13/2047- 01/11/2048	3.500%	39,600,000	40,614,983
03/13/2047	4.500%	12,000,000	12,733,124
01/11/2048	3.000%	2,700,000	2,700,000
01/11/2048	4.000%	11,600,000	12,130,571
Federal National Mortgage Association(b),(g)
CMO Series 1996-4 Class SA
1-month USD LIBOR + 8.500% 02/25/2024	6.948%	93,178	12,447
CMO Series 2006-117 Class GS
1-month USD LIBOR + 6.650% 12/25/2036	5.098%	353,229	45,501
CMO Series 2006-43 Class SI
1-month USD LIBOR + 6.600% 06/25/2036	5.048%	1,282,143	217,489
CMO Series 2006-58 Class IG
1-month USD LIBOR + 6.520% 07/25/2036	4.968%	458,213	68,366
CMO Series 2006-8 Class WN
1-month USD LIBOR + 6.700% 03/25/2036	5.148%	1,371,679	259,910
CMO Series 2006-94 Class GI
1-month USD LIBOR + 6.650% 10/25/2026	5.098%	755,419	84,105
CMO Series 2007-109 Class PI
1-month USD LIBOR + 6.350% 12/25/2037	4.798%	853,635	81,426
CMO Series 2007-65 Class KI
1-month USD LIBOR + 6.620% 07/25/2037	5.068%	240,386	32,867
CMO Series 2007-72 Class EK
1-month USD LIBOR + 6.400% 07/25/2037	4.848%	1,237,867	172,583
CMO Series 2007-W7 Class 2A2
1-month USD LIBOR + 6.530% 07/25/2037	4.978%	467,311	70,609
CMO Series 2009-112 Class ST
1-month USD LIBOR + 6.250% 01/25/2040	4.698%	446,804	65,896

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	207

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-17 Class QS
1-month USD LIBOR + 6.650% 03/25/2039	5.098%	204,511	21,780
CMO Series 2009-37 Class KI
1-month USD LIBOR + 6.000% 06/25/2039	4.448%	882,418	92,556
CMO Series 2009-68 Class SA
1-month USD LIBOR + 6.750% 09/25/2039	5.198%	582,967	94,968
CMO Series 2010-125 Class SA
1-month USD LIBOR + 4.440% 11/25/2040	2.888%	2,176,762	161,268
CMO Series 2010-147 Class SA
1-month USD LIBOR + 6.530% 01/25/2041	4.978%	2,470,053	444,101
CMO Series 2010-35 Class SB
1-month USD LIBOR + 6.420% 04/25/2040	4.868%	321,961	36,416
CMO Series 2010-42 Class S
1-month USD LIBOR + 6.400% 05/25/2040	4.848%	228,210	29,929
CMO Series 2010-68 Class SA
1-month USD LIBOR + 5.000% 07/25/2040	3.448%	1,760,423	196,997
Federal National Mortgage Association(d)
CMO Series 2003-W16 Class AF5
11/25/2033	4.522%	781,344	788,254
CMO Series 2010-61 Class WA
06/25/2040	5.966%	204,486	213,565
CMO Series 2011-2 Class WA
02/25/2051	5.818%	250,036	264,761
CMO Series 2011-43 Class WA
05/25/2051	5.808%	450,345	498,591
Federal National Mortgage Association(l)
CMO Series 2006-113 Class
07/25/2036	0.000%	73,776	71,199
CMO Series 2006-15 Class OP
03/25/2036	0.000%	228,469	198,800
CMO Series 2006-60 Class CO
06/25/2035	0.000%	48,506	47,925
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	374,094	312,205
CMO Series 2009-86 Class BO
03/25/2037	0.000%	150,128	137,469
CMO Series 2013-101 Class DO
10/25/2043	0.000%	2,757,543	2,172,835
CMO Series 2013-128 Class
12/25/2043	0.000%	1,940,164	1,590,968
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-92 Class
09/25/2043	0.000%	2,071,942	1,677,905
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	193,297	182,819
Federal National Mortgage Association(g)
CMO Series 2009-71 Class BI
08/25/2024	4.500%	82,734	4,846
CMO Series 2009-86 Class IP
10/25/2039	5.500%	186,928	33,765
CMO Series 2010-155 Class KI
01/25/2021	3.000%	641,180	22,972
Federal National Mortgage Association(d),(g)
CMO Series 2011-30 Class LS
04/25/2041	1.771%	1,506,200	78,351
Government National Mortgage Association
09/20/2038	7.000%	113,727	131,955
08/20/2039	6.000%	505,630	576,292
05/20/2045- 12/20/2047	4.000%	15,861,179	16,644,311
08/15/2047- 11/20/2047	4.500%	10,875,559	11,578,969
04/20/2063	4.487%	1,746,748	1,815,171
05/20/2063	4.452%	2,515,742	2,610,250
05/20/2063	4.459%	2,756,474	2,855,712
06/20/2063	4.371%	4,194,143	4,352,947
CMO Series 2002-47 Class PG
07/16/2032	6.500%	268,819	307,034
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	929,968	1,037,140
CMO Series 2005-26 Class XY
03/20/2035	5.500%	823,409	912,171
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	1,155,157	1,249,139
CMO Series 2006-17 Class JN
04/20/2036	6.000%	385,771	418,654
CMO Series 2006-33 Class NA
01/20/2036	5.000%	268,474	276,007
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	1,186,089	1,332,033
CMO Series 2006-69 Class MB
12/20/2036	5.500%	1,402,594	1,511,258
CMO Series 2008-23 Class PH
03/20/2038	5.000%	1,227,260	1,310,211
CMO Series 2009-104 Class AB
08/16/2039	7.000%	1,467,940	1,615,636
CMO Series 2009-89 Class VA
07/20/2020	5.000%	591,558	598,942

The accompanying Notes to Financial Statements are an integral part of this statement.
208	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-130 Class CP
10/16/2040	7.000%	681,555	781,203
CMO Series 2010-14 Class QP
12/20/2039	6.000%	81,771	82,671
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	3,209,064	3,175,282
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	1,923,801	1,903,501
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	3,593,799	3,560,281
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	4,804,458	4,725,367
Government National Mortgage Association(c),(e),(k)
12/15/2047	4.500%	2,385,000	2,563,130
Government National Mortgage Association(m)
01/22/2048	3.000%	27,400,000	27,648,312
01/22/2048	3.500%	17,500,000	18,090,625
Government National Mortgage Association(b),(g)
CMO Series 2005-3 Class SE
1-month USD LIBOR + 6.100% 01/20/2035	4.599%	1,099,791	139,425
CMO Series 2007-40 Class SN
1-month USD LIBOR + 6.680% 07/20/2037	5.179%	806,580	121,494
CMO Series 2008-62 Class SA
1-month USD LIBOR + 6.150% 07/20/2038	4.867%	767,035	119,902
CMO Series 2008-76 Class US
1-month USD LIBOR + 5.900% 09/20/2038	4.399%	896,632	124,506
CMO Series 2008-95 Class DS
1-month USD LIBOR + 7.300% 12/20/2038	5.799%	763,625	131,181
CMO Series 2009-102 Class SM
1-month USD LIBOR + 6.400% 06/16/2039	4.909%	404,458	21,263
CMO Series 2009-106 Class ST
1-month USD LIBOR + 6.000% 02/20/2038	4.499%	1,251,641	186,079
CMO Series 2009-64 Class SN
1-month USD LIBOR + 6.100% 07/16/2039	4.609%	591,722	67,616
CMO Series 2009-67 Class SA
1-month USD LIBOR + 6.050% 08/16/2039	4.559%	382,192	47,193
CMO Series 2009-72 Class SM
1-month USD LIBOR + 6.250% 08/16/2039	4.759%	987,629	144,371
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-81 Class SB
1-month USD LIBOR + 6.090% 09/20/2039	4.807%	1,191,727	153,752
CMO Series 2010-47 Class PX
1-month USD LIBOR + 6.700% 06/20/2037	5.199%	1,474,084	231,375
CMO Series 2011-75 Class SM
1-month USD LIBOR + 6.600% 05/20/2041	5.317%	708,290	122,638
Government National Mortgage Association(b)
CMO Series 2007-16 Class NS
1-month USD LIBOR + 23.275% 04/20/2037	18.021%	130,900	177,189
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% 12/20/2061	1.793%	1,969,080	1,971,875
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% 05/20/2061	1.943%	902,487	904,234
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% 05/20/2061	1.893%	805,372	806,713
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% 07/20/2062	1.793%	666,988	667,735
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% 09/20/2062	1.823%	2,107,008	2,111,743
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% 10/20/2062	1.758%	2,017,493	2,018,343
CMO Series 2012-H30 Class JA
1-month USD LIBOR + 0.480% 01/20/2060	1.723%	34,103	34,164
CMO Series 2012-H30 Class PA
1-month USD LIBOR + 0.450% 11/20/2059	1.693%	19,412	19,415
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% 01/20/2063	1.743%	734,702	735,443
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% 02/20/2062	1.643%	1,022,918	1,022,999
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% 03/20/2063	1.713%	2,024,903	2,023,282
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% 03/20/2063	1.653%	1,374,834	1,371,074

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	209

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% 04/20/2063	1.723%	2,374,965	2,373,780
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% 04/20/2063	1.743%	2,951,251	2,952,327
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% 09/20/2063	1.993%	3,996,378	4,026,247
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% 09/20/2063	1.943%	4,199,371	4,224,611
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% 09/20/2065	1.753%	1,739,073	1,741,440
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% 10/20/2065	1.753%	900,412	901,694
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% 11/20/2065	1.833%	6,925,697	6,962,020
Government National Mortgage Association(l)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	136,728	115,447
CMO Series 2010-14 Class AO
12/20/2032	0.000%	138,036	133,479
CMO Series 2010-157 Class OP
12/20/2040	0.000%	893,731	770,917
Government National Mortgage Association(g)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	970,367	202,426
CMO Series 2010-144 Class BI
09/16/2037	4.000%	739,545	14,456
Government National Mortgage Association(d)
CMO Series 2010-H17 Class XQ
07/20/2060	5.238%	3,656,285	3,776,035
CMO Series 2011-137 Class WA
07/20/2040	5.554%	1,181,486	1,307,739
CMO Series 2012-141 Class WC
01/20/2042	3.721%	982,794	1,020,368
CMO Series 2013-54 Class WA
11/20/2042	4.740%	2,055,959	2,200,351
CMO Series 2013-75 Class WA
06/20/2040	5.217%	708,219	776,625
Total Residential Mortgage-Backed Securities - Agency (Cost $704,912,321)			709,547,785

Residential Mortgage-Backed Securities - Non-Agency 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a)
CMO Series 2016-2 Class A
10/25/2056	4.125%	2,913,917	2,916,495
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	216,553	215,385
ASG Resecuritization Trust(a),(d)
CMO Series 2009-3 Class A65
03/26/2037	2.917%	131,259	131,437
CMO Series 2011-1 Class 3A50
11/28/2035	3.621%	148,990	148,723
Asset-Backed Funding Certificates Trust(d)
CMO Series 2005-AG1 Class A4
06/25/2035	4.804%	377,038	387,098
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	119,342	122,563
Banc of America Mortgage Trust(d)
CMO Series 2004-C Class 2A2
04/25/2034	3.730%	128,323	129,066
BCAP LLC Trust(a),(d)
CMO Series 2010-RR7 Class 2A1
07/26/2045	3.295%	416,671	419,700
BCAP LLC Trust(a),(b)
CMO Series 2012-RR10 Class 1A1
1-month USD LIBOR + 0.230% 02/26/2037	1.558%	164,718	164,557
Bear Stearns Adjustable Rate Mortgage Trust(d)
CMO Series 2003-4 Class 3A1
07/25/2033	3.594%	79,978	80,527
CMO Series 2003-7 Class 6A
10/25/2033	3.570%	436,353	439,449
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class 1A
1-month USD LIBOR + 0.640% 07/25/2034	2.192%	401,419	400,286
CMO Series 2005-2 Class 1A1
1-month USD LIBOR + 0.500% 03/25/2035	2.052%	108,766	108,494
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% 12/25/2033	2.452%	308,402	303,608
Chase Mortgage Finance Corp.(d)
CMO Series 2007-A1 Class 1A3
02/25/2037	3.664%	691,539	689,437
CMO Series 2007-A1 Class 2A1
02/25/2037	3.686%	259,959	262,080

The accompanying Notes to Financial Statements are an integral part of this statement.
210	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-A1 Class 7A1
02/25/2037	3.575%	133,418	133,789
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	128,851	129,420
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	258,663	265,723
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2009-10 Class 1A1
09/25/2033	3.324%	414,632	425,033
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2009-11 Class 3A1
05/25/2037	5.750%	20,144	20,174
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	254,884	261,122
CMO Series 2004-3 Class A26
04/25/2034	5.500%	132,453	134,949
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	353,815	358,871
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	138,920	142,438
CMO Series 2004-5 Class 3A1
08/25/2019	5.250%	98,455	99,183
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	232,464	235,361
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	315,369	328,908
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	266,550	279,546
Credit Suisse Mortgage Capital Certificates(a),(d)
CMO Series 2010-17R Class 1A1
06/26/2036	3.374%	129,234	130,604
DBRR Trust(a),(d)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	3,096,434
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	3,301,540	3,203,375
GMAC Mortgage Corp. Loan Trust(d)
CMO Series 2003-AR2 Class 2A4
12/19/2033	4.067%	373,951	371,770
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% 09/25/2035	1.902%	822,748	714,315
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSMPS Mortgage Loan Trust(a),(d),(g)
CMO Series 2005-RP3 Class 1AS
09/25/2035	3.275%	637,630	66,982
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	380,081	391,134
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% 06/25/2035	2.052%	22,720	21,561
HarborView Mortgage Loan Trust(d)
CMO Series 2004-3 Class 1A
05/19/2034	3.577%	1,389,328	1,417,353
Headlands Residential LLC(a),(d)
CMO Series 2017-RPL1 Class A
08/25/2022	3.875%	2,690,000	2,673,277
Homeowner Assistance Program Reverse Mortgage Loan Trust(a),(c)
CMO Series 2013-RM1 Class A
05/26/2053	4.000%	602,213	601,310
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% 05/25/2035	2.152%	269,378	266,582
Impac Secured Assets CMN Owner Trust(d)
CMO Series 2003-3 Class A1
08/25/2033	4.823%	181,806	185,962
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.350% 05/25/2036	1.902%	228,617	217,326
CMO Series 2006-2 Class 2A1
1-month USD LIBOR + 0.350% 08/25/2036	1.902%	286,535	280,583
JPMorgan Mortgage Trust(d)
CMO Series 2006-A2 Class 5A3
11/25/2033	3.579%	527,922	537,346
CMO Series 2007-A1 Class 5A5
07/25/2035	3.629%	417,451	430,385
JPMorgan Mortgage Trust(a),(d)
CMO Series 2017-5 Class A1
12/15/2047	3.188%	8,000,948	8,067,656
MASTR Adjustable Rate Mortgages Trust(d)
CMO Series 2004-13 Class 2A1
04/21/2034	3.595%	294,617	301,419
CMO Series 2004-13 Class 3A7
11/21/2034	3.465%	550,843	564,297
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	66,233	67,242

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	211

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	245,125	252,322
CMO Series 2004-2 Class A2
08/25/2032	6.500%	386,071	397,952
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% 03/25/2028	2.332%	218,839	217,346
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% 10/25/2028	2.172%	601,453	587,374
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% 04/25/2029	2.012%	545,655	538,048
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% 01/25/2030	2.425%	167,851	164,222
Merrill Lynch Mortgage Investors Trust(d)
CMO Series 2004-1 Class 2A1
12/25/2034	3.182%	386,502	388,611
CMO Series 2004-A4 Class A2
08/25/2034	3.270%	470,562	481,218
Morgan Stanley Mortgage Loan Trust(d)
CMO Series 2004-3 Class 4A
04/25/2034	5.666%	348,654	367,233
Morgan Stanley Re-Remic Trust(a)
07/27/2049	0.250%	1,717,029	1,675,538
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	185,183	187,774
NCUA Guaranteed Notes(b)
CMO Series 2010-R3 Class 1A
1-month USD LIBOR + 0.560% 12/08/2020	1.802%	641,419	643,638
NCUA Guaranteed Notes
CMO Series 2010-R3 Class 3A
12/08/2020	2.400%	145,317	145,037
Oportun Funding VII LLC(a)
CMO Series 2017-B Class A
10/10/2023	3.220%	736,000	731,669
Prime Mortgage Trust
CMO Series 2004-2 Class A2
11/25/2019	4.750%	87,500	87,709
RALI Trust
CMO Series 2004-QS3 Class CB
03/25/2019	5.000%	68,669	68,485
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RBSSP Resecuritization Trust(a)
CMO Series 2009-1 Class 1A1
02/26/2036	6.500%	377,515	407,503
CMO Series 2009-2 Class 1A1
08/26/2037	7.000%	74,755	76,188
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	357,504	371,747
Residential Asset Securitization Trust(d)
CMO Series 2004-IP2 Class 1A1
12/25/2034	3.583%	365,485	372,105
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% 04/20/2033	2.261%	1,064,053	1,016,431
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% 01/20/2034	2.141%	889,778	865,587
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% 12/20/2034	2.101%	875,460	862,313
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% 01/20/2035	2.102%	325,536	302,194
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-4 Class 5A
04/25/2034	3.491%	204,075	195,187
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% 10/19/2034	2.155%	604,310	582,283
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.250% 07/19/2035	1.995%	277,088	269,421
Structured Asset Securities Corp.(d)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.332%	460,295	466,117
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(d)
CMO Series 2003-34A Class 3A3
11/25/2033	3.487%	812,397	817,800
CMO Series 2003-40A Class 3A2
01/25/2034	3.403%	390,213	391,018
CMO Series 2004-6XS Class A5A
03/25/2034	5.713%	324,012	325,632
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	5.713%	388,815	395,678
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
CMO Series 2004-5H Class A4
12/25/2033	5.540%	534,826	547,011

The accompanying Notes to Financial Statements are an integral part of this statement.
212	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust(d)
CMO Series 2004-4 Class 3A
12/25/2044	3.073%	308,528	309,686
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	317,374	356,869
Vericrest Opportunity Loan Transferee LIX LLC(a)
CMO Series 2017-NPL6 Class A1
05/25/2047	3.250%	585,615	585,624
Vericrest Opportunity Loan Transferee LVI LLC(a)
CMO Series 2017-NPL3 Class A1
03/25/2047	3.500%	1,427,199	1,428,745
Vericrest Opportunity Loan Transferee LVII LLC(a)
CMO Series 2017-NPL4 Class A1
04/25/2047	3.375%	1,023,358	1,027,400
Vericrest Opportunity Loan Transferee LVIII LLC(a)
CMO Series 2017-NPL5 Class A1
05/28/2047	3.375%	823,847	825,068
Vericrest Opportunity Loan Transferee LX LLC(a)
CMO Series 2017-NPL7 Class A1
04/25/2059	3.250%	934,731	935,574
Vericrest Opportunity Loan Transferee LXI LLC(a),(d)
CMO Series 2017-NPL8 Class A1
06/25/2047	3.125%	1,132,549	1,133,013
Vericrest Opportunity Loan Transferee LXIV LLC(a)
Series 2017-NP11 Class A1
10/25/2047	3.375%	4,141,348	4,139,322
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR11 Class A6
10/25/2033	3.335%	581,030	587,078
CMO Series 2003-AR5 Class A7
06/25/2033	3.059%	237,408	241,469
CMO Series 2003-AR6 Class A1
06/25/2033	3.226%	260,814	262,839
CMO Series 2003-AR7 Class A7
08/25/2033	3.125%	361,595	365,303
CMO Series 2004-AR3 Class A2
06/25/2034	3.174%	207,485	211,190
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-CB3 Class 4A
10/25/2019	6.000%	66,742	68,028
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	79,583	81,147
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
CMO Series 2003-MS2 Class 1A1
02/25/2033	5.750%	118,768	120,491
Wells Fargo Mortgage-Backed Securities Trust(d)
CMO Series 2003-J Class 2A1
10/25/2033	3.484%	110,195	111,675
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-L Class 2A1
11/25/2033	3.599%	175,229	173,096
CMO Series 2004-EE Class 2A1
12/25/2034	3.425%	51,055	51,853
CMO Series 2004-G Class A3
06/25/2034	3.349%	58,836	59,307
CMO Series 2004P Class 2A1
09/25/2034	3.539%	663,077	678,773
CMO Series 2004-U Class A1
10/25/2034	3.602%	625,873	628,706
CMO Series 2004-W Class A9
11/25/2034	3.710%	417,377	425,815
CMO Series 2005-AR3 Class 1A1
03/25/2035	3.462%	1,700,818	1,745,808
CMO Series 2005-AR8 Class 2A1
06/25/2035	3.529%	89,970	91,981
CMO Series 2005-AR9 Class 2A1
10/25/2033	3.620%	199,198	201,206
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2004-4 Class A9
05/25/2034	5.500%	318,895	324,803
CMO Series 2005-14 Class 1A1
12/25/2035	5.500%	227,913	234,871
World Financial Network Credit Card Master Trust
CMO Series 2017-A Class A
03/15/2024	2.120%	1,962,000	1,947,417
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $67,006,125)			67,892,883

U.S. Government & Agency Obligations 2.0%

Federal Home Loan Banks
10/24/2029	4.000%	1,600,000	1,752,262
07/15/2036	5.500%	2,000,000	2,747,306
Federal National Mortgage Association(h)
STRIPS
05/15/2030	0.000%	3,750,000	2,589,454
Subordinated
10/09/2019	0.000%	8,680,000	8,359,925
Financing Corp.(h)
STRIPS
05/11/2018	0.000%	3,600,000	3,577,165
Israel Government AID Bond(h)
11/15/2023	0.000%	1,316,000	1,105,907
11/01/2024	0.000%	10,385,000	8,586,692
08/15/2025	0.000%	2,500,000	1,972,395
11/15/2026	0.000%	1,500,000	1,123,475
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,335,466

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	213

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Private Export Funding Corp.
05/15/2022	2.800%	1,500,000	1,526,774
Residual Funding Corp.(h)
STRIPS
10/15/2019	0.000%	9,545,000	9,207,288
10/15/2020	0.000%	7,500,000	7,033,972
01/15/2021	0.000%	1,995,000	1,861,114
Resolution Funding Corp.(h)
01/15/2026	0.000%	535,000	424,595
10/15/2027	0.000%	470,000	352,156
Tennessee Valley Authority
04/01/2036	5.880%	500,000	702,186
09/15/2039	5.250%	2,370,000	3,207,169
09/15/2065	4.250%	2,258,000	2,674,910
Tennessee Valley Authority(h)
STRIPS
11/01/2025	0.000%	8,500,000	6,859,687
06/15/2035	0.000%	750,000	421,627
Total U.S. Government & Agency Obligations (Cost $66,137,806)			67,421,525

U.S. Treasury Obligations 25.7%

U.S. Treasury
08/31/2018	1.500%	4,400,000	4,394,412
11/30/2018	1.250%	14,000,000	13,931,514
03/31/2019	1.625%	22,904,000	22,837,832
04/30/2019	1.250%	12,326,000	12,228,259
06/30/2019	1.000%	1,500,000	1,481,334
07/31/2019	1.375%	5,264,000	5,224,673
08/31/2019	1.250%	396,000	391,989
09/30/2019	1.375%	10,828,000	10,734,727
10/31/2019	1.500%	1,467,000	1,457,003
11/30/2019	1.750%	15,499,000	15,459,700
02/15/2020	8.500%	500,000	569,083
05/15/2020	1.500%	18,028,000	17,855,238
05/15/2020	3.500%	28,000,000	29,020,941
06/30/2020	1.625%	1,200,000	1,191,176
07/15/2020	1.500%	4,339,000	4,292,712
07/31/2020	1.625%	4,626,000	4,590,589
08/15/2020	1.500%	13,362,000	13,215,510
08/15/2020	2.625%	5,650,000	5,748,780
08/31/2020	2.125%	4,000,000	4,018,830
09/30/2020	1.375%	6,222,000	6,127,639
10/15/2020	1.625%	18,374,000	18,210,946
11/15/2020	1.750%	12,570,000	12,498,044
11/15/2020	2.625%	2,900,000	2,952,353
12/15/2020	1.875%	34,342,000	34,242,056
12/31/2020	1.750%	2,909,000	2,889,094
02/15/2021	3.625%	6,600,000	6,921,643
02/28/2021	1.125%	10,178,000	9,898,134
05/15/2021	3.125%	7,000,000	7,244,097
10/31/2021	2.000%	1,500,000	1,493,963
12/31/2021	2.125%	2,000,000	2,000,566
01/31/2022	1.500%	1,000,000	975,456
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/30/2022	1.875%	96,329,000	95,185,236
08/31/2022	1.625%	4,154,000	4,051,360
11/30/2022	2.000%	6,318,000	6,260,915
12/31/2022	2.125%	4,846,000	4,826,687
08/15/2023	2.500%	3,350,000	3,396,530
02/29/2024	2.125%	1,300,000	1,287,282
10/31/2024	2.250%	2,025,000	2,015,664
11/30/2024	2.125%	2,295,000	2,264,915
11/15/2026	2.000%	116,000	112,271
02/15/2027	2.250%	19,026,000	18,780,614
05/15/2027	2.375%	8,245,000	8,222,414
08/15/2027	2.250%	52,972,000	52,234,416
11/15/2027	2.250%	23,374,000	23,003,981
02/15/2037	4.750%	2,000,000	2,664,758
05/15/2037	5.000%	2,500,000	3,428,296
02/15/2039	3.500%	7,500,000	8,566,050
05/15/2039	4.250%	3,000,000	3,792,275
08/15/2039	4.500%	7,500,000	9,798,772
05/15/2040	4.375%	1,000,000	1,289,492
11/15/2040	4.250%	4,500,000	5,715,614
11/15/2041	3.125%	4,640,000	4,989,500
08/15/2042	2.750%	4,500,000	4,532,413
02/15/2043	3.125%	2,000,000	2,149,130
08/15/2043	3.625%	1,500,000	1,750,946
11/15/2043	3.750%	1,200,000	1,429,941
11/15/2046	2.875%	24,920,000	25,568,650
02/15/2047	3.000%	8,179,000	8,601,746
05/15/2047	3.000%	8,647,000	9,092,823
08/15/2047	2.750%	23,109,000	23,141,333
11/15/2047	2.750%	6,964,000	6,975,789
U.S. Treasury(m)
12/31/2019	1.875%	13,751,000	13,746,623
U.S. Treasury(h)
STRIPS
08/15/2019	0.000%	1,410,000	1,367,149
02/15/2020	0.000%	5,030,000	4,830,062
08/15/2020	0.000%	11,295,000	10,726,720
02/15/2021	0.000%	28,185,000	26,491,698
05/15/2021	0.000%	22,965,000	21,412,171
08/15/2021	0.000%	19,045,000	17,654,566
11/15/2021	0.000%	6,245,000	5,750,035
02/15/2022	0.000%	3,790,000	3,459,115
05/15/2022	0.000%	9,005,000	8,186,460
08/15/2022	0.000%	2,500,000	2,258,789
11/15/2022	0.000%	3,750,000	3,364,893
02/15/2023	0.000%	20,665,000	18,372,477
05/15/2023	0.000%	8,680,000	7,663,830
08/15/2023	0.000%	2,320,000	2,036,434
11/15/2023	0.000%	1,300,000	1,133,184
02/15/2024	0.000%	1,350,000	1,168,594
08/15/2024	0.000%	1,000,000	853,672
11/15/2024	0.000%	4,500,000	3,813,398
02/15/2025	0.000%	1,000,000	841,641
05/15/2025	0.000%	2,500,000	2,090,625
02/15/2026	0.000%	500,000	409,219
08/15/2026	0.000%	1,452,000	1,173,227

The accompanying Notes to Financial Statements are an integral part of this statement.
214	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2027	0.000%	4,200,000	3,300,773
05/15/2028	0.000%	1,660,000	1,272,753
08/15/2028	0.000%	3,200,000	2,445,000
11/15/2028	0.000%	1,700,000	1,289,875
11/15/2029	0.000%	2,600,000	1,917,195
08/15/2030	0.000%	6,250,000	4,517,822
02/15/2031	0.000%	6,600,000	4,702,500
08/15/2031	0.000%	3,800,000	2,665,641
11/15/2031	0.000%	6,640,000	4,620,247
02/15/2032	0.000%	6,875,000	4,747,241
08/15/2032	0.000%	1,500,000	1,020,703
11/15/2032	0.000%	10,450,000	7,057,832
02/15/2033	0.000%	9,850,000	6,605,272
08/15/2033	0.000%	4,000,000	2,644,063
11/15/2033	0.000%	7,400,000	4,849,023
02/15/2034	0.000%	4,400,000	2,861,891
05/15/2034	0.000%	2,400,000	1,549,500
08/15/2034	0.000%	8,375,000	5,373,086
11/15/2034	0.000%	1,850,000	1,176,268
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2035	0.000%	4,210,000	2,658,056
05/15/2035	0.000%	3,050,000	1,911,492
Total U.S. Treasury Obligations (Cost $840,873,005)			847,218,921

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(n),(o)	47,208,535	47,208,535
Total Money Market Funds (Cost $47,206,399)		47,208,535
Total Investments (Cost: $3,373,815,431)		3,413,726,752
Other Assets & Liabilities, Net		(118,747,646)
Net Assets		3,294,979,106

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $593,887,213, which represents 18.02% of net assets.
(b)	Variable rate security.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $10,021,205, which represents 0.30% of net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2017, the value of these securities amounted to $115,725, which represents less than 0.01% of net assets.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Zero coupon bond.
(i)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(j)	Principal and interest may not be guaranteed by the government.
(k)	Represents a security purchased on a forward commitment basis.
(l)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	29,215,651	1,399,826,689	(1,381,833,805)	47,208,535	5,263	2,136	765,025	47,208,535
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	215

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
216	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	402,122,096	21,477,496	—	423,599,592
Commercial Mortgage-Backed Securities - Agency	—	253,569,844	—	—	253,569,844
Commercial Mortgage-Backed Securities - Non-Agency	—	108,615,514	9,606,207	—	118,221,721
Corporate Bonds & Notes	—	808,290,818	2,029,458	—	810,320,276
Foreign Government Obligations	—	51,072,221	—	—	51,072,221
Inflation-Indexed Bonds	—	2,480,066	—	—	2,480,066
Municipal Bonds	—	15,173,383	—	—	15,173,383
Residential Mortgage-Backed Securities - Agency	—	706,984,655	2,563,130	—	709,547,785
Residential Mortgage-Backed Securities - Non-Agency	—	67,291,573	601,310	—	67,892,883
U.S. Government & Agency Obligations	—	67,421,525	—	—	67,421,525
U.S. Treasury Obligations	632,974,729	214,244,192	—	—	847,218,921
Money Market Funds	—	—	—	47,208,535	47,208,535
Total Investments	632,974,729	2,697,265,887	36,277,601	47,208,535	3,413,726,752
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Asset-Backed Securities — Non-Agency	31,516,929	(53,402)	(367,536)	343,424	10,976,039	(19,262,140)	1,058,026	(2,733,844)	21,477,496
Commercial Mortgage-Backed Securities — Non-Agency	7,752,723	(210,658)	(256,527)	298,514	2,840,888	(818,733)	—	—	9,606,207
Corporate Bonds & Notes	4,114,628	400	56,157	(5,424)	176,387	(2,312,690)	—	—	2,029,458
Residential Mortgage-Backed Securities — Agency	—	—	—	16,770	2,546,360	—	—	—	2,563,130
Residential Mortgage-Backed Securities — Non-Agency	10,482,326	(3,209)	19,303	2,933	—	(6,417,388)	—	(3,482,655)	601,310
Total	53,866,606	(266,869)	(548,603)	656,217	16,539,674	(28,810,951)	1,058,026	(6,216,499)	36,277,601
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2017 was $75,190, which is comprised of Asset-Backed Securities — Non-Agency of $34,829, Commercial Mortgage-Backed Securities — Non-Agency of $28,308, Corporate Bonds & Notes of $(5,424), Residential Mortgage-Backed Securities — Agency of $16,770 and Residential Mortgage-Backed Securities — Non-Agency of $707.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	217

Portfolio of Investments
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Consumer Discretionary 13.1%
Auto Components 1.9%
Cooper-Standard Holding, Inc.(a)	29,290	3,588,025
Gentherm, Inc.(a)	48,193	1,530,128
LCI Industries	19,610	2,549,300
Tenneco, Inc.	34,590	2,024,899
Visteon Corp.(a)	23,987	3,001,733
Total		12,694,085
Diversified Consumer Services 1.1%
Chegg, Inc.(a)	147,100	2,400,672
Grand Canyon Education, Inc.(a)	29,590	2,649,193
Sotheby’s (a)	39,737	2,050,429
Total		7,100,294
Hotels, Restaurants & Leisure 2.6%
Hilton Grand Vacations, Inc.(a)	78,082	3,275,540
Planet Fitness, Inc., Class A(a)	201,390	6,974,135
Playa Hotels & Resorts NV(a)	129,020	1,392,126
Texas Roadhouse, Inc.	57,438	3,025,834
Wingstop, Inc.	53,260	2,076,075
Total		16,743,710
Household Durables 1.1%
Hooker Furniture Corp.	68,694	2,916,060
La-Z-Boy, Inc.	65,929	2,056,985
TopBuild Corp.(a)	25,392	1,923,190
Total		6,896,235
Internet & Direct Marketing Retail 0.5%
Nutrisystem, Inc.	60,944	3,205,654
Leisure Products 0.4%
Callaway Golf Co.	109,497	1,525,293
MCBC Holdings, Inc.(a)	64,314	1,429,057
Total		2,954,350
Media 0.6%
Nexstar Media Group, Inc., Class A	49,100	3,839,620
Multiline Retail 0.6%
Ollie’s Bargain Outlet Holdings, Inc.(a)	68,330	3,638,573
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.4%
American Eagle Outfitters, Inc.	177,518	3,337,338
Camping World Holdings, Inc., Class A	107,754	4,819,836
Five Below, Inc.(a)	100,931	6,693,744
Francesca’s Holdings Corp.(a)	97,572	713,251
Lithia Motors, Inc., Class A	41,230	4,683,316
Sleep Number Corp.(a)	59,635	2,241,680
Total		22,489,165
Textiles, Apparel & Luxury Goods 0.9%
G-III Apparel Group Ltd.(a)	49,649	1,831,552
Oxford Industries, Inc.	28,268	2,125,471
Steven Madden Ltd.(a)	42,648	1,991,661
Total		5,948,684
Total Consumer Discretionary		85,510,370
Consumer Staples 1.1%
Beverages 0.3%
Coca-Cola Bottling Co. Consolidated	8,731	1,879,435
Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	29,009	3,247,267
Food Products 0.3%
Darling Ingredients, Inc.(a)	101,674	1,843,350
Total Consumer Staples		6,970,052
Energy 1.9%
Energy Equipment & Services 0.2%
Matrix Service Co.(a)	81,708	1,454,402
Oil, Gas & Consumable Fuels 1.7%
Matador Resources Co.(a)	45,394	1,413,115
Oasis Petroleum, Inc.(a)	319,167	2,684,195
PDC Energy, Inc.(a)	41,250	2,126,025
RSP Permian, Inc.(a)	118,591	4,824,282
Total		11,047,617
Total Energy		12,502,019

The accompanying Notes to Financial Statements are an integral part of this statement.
218	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 4.9%
Banks 1.7%
Ameris Bancorp	56,858	2,740,555
Enterprise Financial Services Corp.	42,306	1,910,116
Great Western Bancorp, Inc.	48,175	1,917,365
LegacyTexas Financial Group, Inc.	49,022	2,069,219
QCR Holdings, Inc.	58,487	2,506,168
Total		11,143,423
Capital Markets 1.2%
Evercore, Inc., Class A	32,947	2,965,230
MarketAxess Holdings, Inc.	4,061	819,307
Stifel Financial Corp.	67,190	4,001,836
Total		7,786,373
Insurance 1.1%
CNO Financial Group, Inc.	75,761	1,870,539
Employers Holdings, Inc.	36,437	1,617,803
Kinsale Capital Group, Inc.	77,600	3,492,000
Total		6,980,342
Mortgage Real Estate Investment Trusts (REITS) 0.2%
Redwood Trust, Inc.	98,792	1,464,097
Thrifts & Mortgage Finance 0.7%
LendingTree, Inc.(a)	8,877	3,022,175
Provident Financial Services, Inc.	58,439	1,576,100
Total		4,598,275
Total Financials		31,972,510
Health Care 23.4%
Biotechnology 6.6%
Akebia Therapeutics, Inc.(a)	83,506	1,241,734
Array BioPharma, Inc.(a)	89,412	1,144,474
bluebird bio, Inc.(a)	6,203	1,104,754
Clovis Oncology, Inc.(a)	58,689	3,990,852
Emergent Biosolutions, Inc.(a)	50,485	2,346,038
Exact Sciences Corp.(a)	63,467	3,334,556
FibroGen, Inc.(a)	25,324	1,200,358
Genomic Health, Inc.(a)	45,512	1,556,510
Halozyme Therapeutics, Inc.(a)	101,241	2,051,143
Ironwood Pharmaceuticals, Inc.(a)	71,911	1,077,946
Ligand Pharmaceuticals, Inc.(a)	69,444	9,508,967
Common Stocks (continued)
Issuer	Shares	Value ($)
MiMedx Group, Inc.(a)	99,961	1,260,508
Portola Pharmaceuticals, Inc.(a)	28,700	1,397,116
Repligen Corp.(a)	170,163	6,173,514
Retrophin, Inc.(a)	68,206	1,437,100
Sarepta Therapeutics(a)	21,954	1,221,521
Spark Therapeutics, Inc.(a)	10,637	546,954
TG Therapeutics, Inc.(a)	95,639	784,240
Vanda Pharmaceuticals, Inc.(a)	86,426	1,313,675
Total		42,691,960
Health Care Equipment & Supplies 8.8%
Analogic Corp.	23,237	1,946,099
AtriCure, Inc.(a)	59,372	1,082,945
AxoGen, Inc.(a)	65,184	1,844,707
Cantel Medical Corp.	49,433	5,085,173
Cardiovascular Systems, Inc.(a)	66,850	1,583,677
Cutera, Inc.(a)	58,844	2,668,576
Glaukos Corp.(a)	30,508	782,530
Heska Corp.(a)	13,340	1,070,001
ICU Medical, Inc.(a)	17,176	3,710,016
Inogen, Inc.(a)	57,040	6,792,323
Integra LifeSciences Holdings Corp.(a)	91,670	4,387,326
iRhythm Technologies, Inc.(a)	48,511	2,719,042
K2M Group Holdings, Inc.(a)	67,580	1,216,440
Masimo Corp.(a)	21,793	1,848,046
Merit Medical Systems, Inc.(a)	107,251	4,633,243
Nevro Corp.(a)	73,507	5,074,923
NuVasive, Inc.(a)	30,185	1,765,521
NxStage Medical, Inc.(a)	82,977	2,010,533
OraSure Technologies, Inc.(a)	206,679	3,897,966
Penumbra, Inc.(a)	36,091	3,396,163
Total		57,515,250
Health Care Providers & Services 3.1%
Amedisys, Inc.(a)	29,335	1,546,248
HealthEquity, Inc.(a)	92,677	4,324,309
Magellan Health, Inc.(a)	21,381	2,064,336
Premier, Inc.(a)	97,070	2,833,473
Surgery Partners, Inc.(a)	210,873	2,551,563

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	219

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Teladoc, Inc.(a)	122,334	4,263,340
Tivity Health, Inc.(a)	60,610	2,215,295
Total		19,798,564
Health Care Technology 1.2%
Medidata Solutions, Inc.(a)	29,974	1,899,452
Omnicell, Inc.(a)	59,069	2,864,847
Vocera Communications, Inc.(a)	105,774	3,196,490
Total		7,960,789
Life Sciences Tools & Services 1.2%
Cambrex Corp.(a)	35,277	1,693,296
Charles River Laboratories International, Inc.(a)	33,565	3,673,689
Pra Health Sciences, Inc.(a)	25,987	2,366,636
Total		7,733,621
Pharmaceuticals 2.5%
Corcept Therapeutics, Inc.(a)	78,098	1,410,450
Dova Pharmaceuticals, Inc.(a)	51,769	1,490,947
Innoviva, Inc.(a)	116,097	1,647,416
Kala Pharmaceuticals, Inc.(a)	45,100	833,899
Nektar Therapeutics(a)	37,367	2,231,557
Optinose, Inc.(a)	46,913	886,656
Pacira Pharmaceuticals, Inc.(a)	39,393	1,798,290
Phibro Animal Health Corp., Class A	4,521	151,454
Reata Pharmaceuticals, Inc., Class A(a)	31,599	894,884
Supernus Pharmaceuticals, Inc.(a)	91,242	3,635,994
Zogenix, Inc.(a)	37,741	1,511,527
Total		16,493,074
Total Health Care		152,193,258
Industrials 19.9%
Aerospace & Defense 2.3%
Axon Enterprise, Inc.(a)	137,196	3,635,694
Curtiss-Wright Corp.	29,969	3,651,722
Mercury Systems, Inc.(a)	147,588	7,578,644
Total		14,866,060
Air Freight & Logistics 0.6%
Echo Global Logistics, Inc.(a)	70,468	1,973,104
HUB Group, Inc., Class A(a)	42,312	2,026,745
Total		3,999,849
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.4%
Skywest, Inc.	49,560	2,631,636
Building Products 1.6%
American Woodmark Corp.(a)	18,150	2,364,037
Apogee Enterprises, Inc.	37,270	1,704,357
Builders FirstSource, Inc.(a)	128,835	2,807,315
JELD-WEN Holding, Inc.(a)	30,700	1,208,659
Simpson Manufacturing Co., Inc.	34,580	1,985,238
Total		10,069,606
Commercial Services & Supplies 1.8%
ACCO Brands Corp.(a)	264,478	3,226,632
Advanced Disposal Services, Inc.(a)	90,000	2,154,600
Deluxe Corp.	39,484	3,033,950
Healthcare Services Group, Inc.	27,300	1,439,256
Herman Miller, Inc.	53,288	2,134,184
Total		11,988,622
Construction & Engineering 2.6%
Comfort Systems U.S.A., Inc.	51,217	2,235,622
Dycom Industries, Inc.(a)	28,470	3,172,412
Granite Construction, Inc.	87,810	5,569,788
KBR, Inc.	99,609	1,975,247
MasTec, Inc.(a)	84,780	4,149,981
Total		17,103,050
Electrical Equipment 0.5%
Regal Beloit Corp.	44,351	3,397,287
Machinery 5.0%
Chart Industries, Inc.(a)	36,898	1,729,040
EnPro Industries, Inc.	22,527	2,106,500
John Bean Technologies Corp.	80,056	8,870,205
Kennametal, Inc.	71,425	3,457,684
Milacron Holdings Corp.(a)	158,130	3,026,608
Mueller Water Products, Inc., Class A	123,230	1,544,072
Proto Labs, Inc.(a)	24,425	2,515,775
REV Group, Inc.	48,140	1,565,994
Rexnord Corp.(a)	132,760	3,454,415
SPX FLOW, Inc.(a)	49,499	2,353,678
Watts Water Technologies, Inc., Class A	28,806	2,187,816
Total		32,811,787

The accompanying Notes to Financial Statements are an integral part of this statement.
220	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 3.6%
ICF International, Inc.(a)	35,131	1,844,377
Insperity, Inc.	44,688	2,562,857
Korn/Ferry International	52,456	2,170,629
On Assignment, Inc.(a)	122,410	7,867,291
TriNet Group, Inc.(a)	55,797	2,474,039
Wageworks, Inc.(a)	100,409	6,225,358
Total		23,144,551
Road & Rail 0.9%
Daseke, Inc.(a)	32,959	470,984
Knight-Swift Transportation Holdings, Inc.	77,225	3,376,277
Werner Enterprises, Inc.	53,369	2,062,712
Total		5,909,973
Trading Companies & Distributors 0.6%
Beacon Roofing Supply, Inc.(a)	34,780	2,217,573
BMC Stock Holdings, Inc.(a)	70,240	1,777,072
Total		3,994,645
Total Industrials		129,917,066
Information Technology 28.7%
Communications Equipment 1.3%
Ciena Corp.(a)	78,246	1,637,689
Extreme Networks, Inc.(a)	160,450	2,008,834
Lumentum Holdings, Inc.(a)	54,878	2,683,534
Oclaro, Inc.(a)	269,017	1,813,175
Quantenna Communications, Inc.(a)	54,747	667,913
Total		8,811,145
Electronic Equipment, Instruments & Components 3.2%
Belden, Inc.	33,683	2,599,317
Coherent, Inc.(a)	12,173	3,435,464
Itron, Inc.(a)	29,179	1,990,008
Littelfuse, Inc.	18,510	3,661,648
Methode Electronics, Inc.	39,745	1,593,774
Novanta, Inc.(a)	22,700	1,135,000
Rogers Corp.(a)	14,297	2,314,970
TTM Technologies, Inc.(a)	246,286	3,859,302
Total		20,589,483
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 8.0%
2U, Inc.(a)	52,570	3,391,291
Alarm.com Holdings, Inc.(a)	40,300	1,521,325
Apptio, Inc., Class A(a)	69,653	1,638,239
Carbonite, Inc.(a)	85,929	2,156,818
Cornerstone OnDemand, Inc.(a)	50,699	1,791,196
Coupa Software, Inc.(a)	38,956	1,216,206
Envestnet, Inc.(a)	98,123	4,891,431
Five9, Inc.(a)	310,824	7,733,301
GrubHub, Inc.(a)	15,860	1,138,748
Hortonworks, Inc.(a)	89,191	1,793,631
LogMeIn, Inc.	30,250	3,463,625
MINDBODY, Inc., Class A(a)	98,360	2,995,062
New Relic, Inc.(a)	33,835	1,954,648
Q2 Holdings, Inc.(a)	203,008	7,480,845
Quotient Technology, Inc.(a)	128,090	1,505,057
SendGrid, Inc.(a)	62,330	1,494,050
SPS Commerce, Inc.(a)	41,754	2,028,827
Wix.com Ltd.(a)	31,610	1,819,155
Yelp, Inc.(a)	46,405	1,947,154
Total		51,960,609
IT Services 2.6%
Blackhawk Network Holdings, Inc.(a)	41,386	1,475,411
Euronet Worldwide, Inc.(a)	36,751	3,097,007
InterXion Holding NV(a)	133,420	7,862,441
Switch, Inc., Class A	52,418	953,483
WNS Holdings Ltd., ADR(a)	90,616	3,636,420
Total		17,024,762
Semiconductors & Semiconductor Equipment 4.6%
Aquantia Corp.(a)	28,674	324,876
Brooks Automation, Inc.	61,551	1,467,991
Cypress Semiconductor Corp.	164,151	2,501,661
Entegris, Inc.	87,397	2,661,239
Formfactor, Inc.(a)	99,685	1,560,070
MaxLinear, Inc., Class A(a)	82,785	2,187,180
Microsemi Corp.(a)	96,841	5,001,838
Monolithic Power Systems, Inc.	33,320	3,743,835
Nanometrics, Inc.(a)	59,991	1,494,976

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	221

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Rambus, Inc.(a)	133,412	1,897,119
Rudolph Technologies, Inc.(a)	65,245	1,559,356
Semtech Corp.(a)	116,616	3,988,267
Silicon Laboratories, Inc.(a)	22,041	1,946,220
Total		30,334,628
Software 9.0%
Altair Engineering, Inc., Class A(a)	54,428	1,301,918
Blackline, Inc.(a)	48,229	1,581,911
Callidus Software, Inc.(a)	75,004	2,148,865
CommVault Systems, Inc.(a)	76,446	4,013,415
Everbridge, Inc.(a)	102,063	3,033,312
FireEye, Inc.(a)	224,527	3,188,283
ForeScout Technologies, Inc.(a)	10,100	322,089
HubSpot, Inc.(a)	66,474	5,876,302
Paycom Software, Inc.(a)	27,450	2,205,059
Paylocity Holding Corp.(a)	28,270	1,333,213
Proofpoint, Inc.(a)	77,140	6,850,803
PROS Holdings, Inc.(a)	123,103	3,256,074
Qualys, Inc.(a)	39,461	2,342,010
Rapid7, Inc.(a)	96,287	1,796,715
RealPage, Inc.(a)	83,160	3,683,988
RingCentral, Inc., Class A(a)	68,160	3,298,944
SailPoint Technologies Holding, Inc.(a)	36,561	530,135
Talend SA ADR(a)	76,895	2,882,025
Ultimate Software Group, Inc. (The)(a)	13,501	2,946,323
Varonis Systems, Inc.(a)	39,874	1,935,883
Verint Systems, Inc.(a)	41,043	1,717,650
Zendesk, Inc.(a)	64,100	2,169,144
Total		58,414,061
Total Information Technology		187,134,688
Materials 3.3%
Chemicals 1.8%
Codexis, Inc.(a)	93,000	776,550
Ferro Corp.(a)	223,769	5,278,711
Kraton Performance Polymers, Inc.(a)	51,217	2,467,123
PQ Group Holdings, Inc.(a)	67,000	1,102,150
Trinseo SA	26,841	1,948,656
Total		11,573,190
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials —%
Summit Materials, Inc., Class A(a)	10,340	325,090
Metals & Mining 0.8%
Carpenter Technology Corp.	55,828	2,846,670
Commercial Metals Co.	97,692	2,082,793
Total		4,929,463
Paper & Forest Products 0.7%
Boise Cascade Co.	66,049	2,635,355
Louisiana-Pacific Corp.(a)	79,060	2,076,116
Total		4,711,471
Total Materials		21,539,214
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.2%
American Assets Trust, Inc.	45,889	1,754,796
DiamondRock Hospitality Co.	148,211	1,673,302
Hersha Hospitality Trust	77,067	1,340,966
Rexford Industrial Realty, Inc.	103,827	3,027,595
Total		7,796,659
Total Real Estate		7,796,659
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.7%
Cogent Communications Holdings, Inc.	39,943	1,809,418
ORBCOMM, Inc.(a)	269,991	2,748,508
Total		4,557,926
Total Telecommunication Services		4,557,926
Utilities 0.3%
Gas Utilities 0.3%
Southwest Gas Corp.	22,241	1,789,956
Total Utilities		1,789,956
Total Common Stocks (Cost $537,590,708)		641,883,718

The accompanying Notes to Financial Statements are an integral part of this statement.
222	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	12,986,735	12,986,735
Total Money Market Funds (Cost $12,986,440)		12,986,735
Total Investments (Cost: $550,577,148)		654,870,453
Other Assets & Liabilities, Net		(3,023,656)
Net Assets		651,846,797
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%	15,800,110	222,256,859	(225,070,234)	12,986,735	(334)	360	144,718	12,986,735
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	223

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	85,510,370	—	—	—	85,510,370
Consumer Staples	6,970,052	—	—	—	6,970,052
Energy	12,502,019	—	—	—	12,502,019
Financials	31,972,510	—	—	—	31,972,510
Health Care	152,193,258	—	—	—	152,193,258
Industrials	129,917,066	—	—	—	129,917,066
Information Technology	187,134,688	—	—	—	187,134,688
Materials	21,539,214	—	—	—	21,539,214
Real Estate	7,796,659	—	—	—	7,796,659
Telecommunication Services	4,557,926	—	—	—	4,557,926
Utilities	1,789,956	—	—	—	1,789,956
Total Common Stocks	641,883,718	—	—	—	641,883,718
Money Market Funds	—	—	—	12,986,735	12,986,735
Total Investments	641,883,718	—	—	12,986,735	654,870,453
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
224	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.1%
Issuer	Shares	Value ($)
Australia 5.8%
Australia & New Zealand Banking Group Ltd.	949,046	21,172,316
BHP Billiton Ltd.	773,383	17,765,312
Challenger Ltd.	1,173,753	12,800,362
Commonwealth Bank of Australia	84,390	5,266,653
CSL Ltd.	139,817	15,365,014
Insurance Australia Group Ltd.	2,447,827	13,786,810
James Hardie Industries PLC	444,818	7,812,280
LendLease Group	705,042	8,963,422
Macquarie Group Ltd.	296,075	22,899,888
Mirvac Group	6,290,752	11,504,546
QBE Insurance Group Ltd.	1,570,756	13,038,127
Total		150,374,730
Austria 0.4%
Erste Group Bank AG	264,807	11,475,562
Belgium 2.9%
Anheuser-Busch InBev SA/NV	309,861	34,624,477
KBC Group NV	273,627	23,346,207
Telenet Group Holding NV(a)	109,865	7,657,508
Umicore SA	213,762	10,119,504
Total		75,747,696
China 0.3%
WH Group Ltd.	7,633,500	8,617,530
Denmark 1.2%
AP Moller - Maersk A/S, Class B	5,909	10,323,394
Danske Bank A/S	506,566	19,724,780
Total		30,048,174
Finland 1.8%
Fortum OYJ	961,032	19,026,044
Nokian Renkaat OYJ	183,235	8,310,496
Sampo OYJ, Class A	176,082	9,676,251
Wartsila OYJ	151,158	9,539,895
Total		46,552,686
France 9.8%
Accor SA	147,384	7,604,059
Alstom SA	245,954	10,212,203
Arkema SA	54,725	6,667,951
Bouygues SA	146,974	7,637,573
Common Stocks (continued)
Issuer	Shares	Value ($)
Capgemini SE	98,986	11,744,995
Cie de Saint-Gobain	288,594	15,921,463
Danone SA	148,413	12,456,223
Edenred	201,774	5,853,939
Eiffage SA	69,432	7,609,347
Iliad SA	24,415	5,851,541
Ipsen SA	65,195	7,788,781
Kering	26,894	12,681,618
LVMH Moet Hennessy Louis Vuitton SE	26,267	7,734,135
Sanofi	273,769	23,601,399
Schneider Electric SE	218,684	18,592,803
Societe Generale SA	490,462	25,334,085
Total SA	234,854	12,974,993
VINCI SA	255,625	26,116,482
Vivendi SA	806,444	21,693,845
Wendel SA	44,329	7,680,364
Total		255,757,799
Germany 7.9%
Allianz SE, Registered Shares	66,531	15,225,470
BASF SE	177,638	19,474,703
Deutsche Post AG	485,473	23,076,252
Deutsche Telekom AG, Registered Shares	1,197,588	21,169,081
E.ON SE	1,281,069	13,881,880
Fresenius Medical Care AG & Co. KGaA	96,302	10,112,644
Fresenius SE & Co. KGaA	128,740	10,012,335
K+S AG	414,077	10,280,640
Linde AG(a)	63,034	14,721,633
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	62,420	13,479,590
ProSiebenSat.1 Media AG	237,220	8,142,736
SAP SE	336,133	37,604,982
Vonovia SE	168,263	8,336,974
Total		205,518,920
Hong Kong 4.4%
AIA Group Ltd.	1,797,400	15,288,051
ASM Pacific Technology Ltd.	516,700	7,168,200
BOC Hong Kong Holdings Ltd.	3,163,500	15,987,618
CK Hutchison Holdings Ltd.	1,319,316	16,531,427
CK Infrastructure Holdings Ltd.	831,000	7,130,946

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	225

Portfolio of Investments   (continued)
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Henderson Land Development Co., Ltd.	1,780,000	11,703,507
HKT Trust & HKT Ltd.	4,180,000	5,328,760
Melco Resorts & Entertainment Ltd., ADR	462,300	13,425,192
Sino Land Co., Ltd.	5,053,336	8,939,899
Techtronic Industries Co., Ltd.	2,097,500	13,645,143
Total		115,148,743
Ireland 1.3%
AIB Group PLC	453,630	2,993,582
CRH PLC	471,237	16,960,248
Shire PLC	285,492	14,794,525
Total		34,748,355
Italy 1.2%
Intesa Sanpaolo SpA	6,753,883	22,447,088
Leonardo-Finmeccanica SpA	737,482	8,777,883
Total		31,224,971
Japan 23.0%
Aeon Credit Service Co., Ltd.	200,900	4,669,110
Asahi Glass Co., Ltd.	238,200	10,296,060
Asahi Group Holdings Ltd.	130,300	6,465,432
Bridgestone Corp.	299,200	13,847,647
Chugai Pharmaceutical Co., Ltd.	143,800	7,349,436
Coca-Cola Bottlers Japan Holdings, Inc.	106,200	3,875,096
Dai-ichi Life Holdings, Inc.	568,300	11,679,784
Daikin Industries Ltd.	102,100	12,064,440
Daito Trust Construction Co., Ltd.	26,200	5,337,757
Dentsu, Inc.	179,800	7,602,848
FANUC Corp.	34,900	8,372,386
Fujitsu Ltd.	981,000	6,954,831
Hitachi Ltd.	1,660,000	12,878,613
Honda Motor Co., Ltd.	564,900	19,278,625
Hoya Corp.	181,200	9,024,338
Isuzu Motors Ltd.	670,400	11,193,857
ITOCHU Corp.	761,600	14,197,382
JSR Corp.	350,400	6,883,353
Kamigumi Co., Ltd.	260,000	5,745,833
Kao Corp.	231,100	15,615,336
KDDI Corp.	222,400	5,524,312
Keyence Corp.	27,100	15,138,910
Common Stocks (continued)
Issuer	Shares	Value ($)
Komatsu Ltd.	268,300	9,696,287
Kose Corp.	49,700	7,744,608
MinebeaMitsumi, Inc.	277,200	5,781,608
Mitsubishi Heavy Industries Ltd.	171,200	6,383,035
Mitsubishi Motors Corp.	1,667,200	11,993,990
Mitsubishi UFJ Financial Group, Inc.	5,138,100	37,394,913
Mitsui Chemicals, Inc.	222,400	7,131,805
Mitsui Fudosan Co., Ltd.	617,000	13,799,500
Nidec Corp.	84,800	11,873,446
Nintendo Co., Ltd.	11,000	3,961,063
Nippon Telegraph & Telephone Corp.	552,000	25,951,788
Nitori Co., Ltd.	52,400	7,457,804
Obic Co., Ltd.	63,900	4,693,287
Olympus Corp.	297,900	11,396,166
Oracle Corp. Japan	39,700	3,285,613
ORIX Corp.	1,356,400	22,870,098
Panasonic Corp.	1,146,000	16,724,629
Renesas Electronics Corp.(a)	612,900	7,108,070
Santen Pharmaceutical Co., Ltd.	276,200	4,325,393
Seven & I Holdings Co., Ltd.	290,000	12,013,659
Shin-Etsu Chemical Co., Ltd.	88,700	8,987,350
Shionogi & Co., Ltd.	103,500	5,592,612
SMC Corp.	24,500	10,054,418
SoftBank Group Corp.	184,700	14,622,806
Sony Corp.	315,300	14,151,567
Sony Financial Holdings, Inc.	251,000	4,436,077
Subaru Corp.	286,000	9,068,442
Sumitomo Chemical Co., Ltd.	1,207,000	8,636,867
Sumitomo Heavy Industries Ltd.	183,000	7,710,821
Suruga Bank Ltd.	246,400	5,268,618
Suzuki Motor Corp.	192,200	11,125,238
Taisei Corp.	78,000	3,879,010
Takeda Pharmaceutical Co., Ltd.	176,100	9,970,374
TDK Corp.	97,700	7,764,301
Tokyo Electron Ltd.	40,100	7,233,617
Toshiba Corp.(a)	2,932,000	8,248,893
TOTO Ltd.	133,000	7,831,604
Trend Micro, Inc.	112,300	6,356,529

The accompanying Notes to Financial Statements are an integral part of this statement.
226	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
USS Co., Ltd.	246,900	5,221,129
Total		601,742,421
Netherlands 2.6%
ASML Holding NV	50,128	8,730,198
CNH Industrial NV	582,395	7,805,442
Koninklijke KPN NV	1,454,792	5,076,005
Koninklijke Philips NV	272,345	10,306,419
Unilever NV-CVA	648,224	36,520,243
Total		68,438,307
New Zealand 0.2%
Spark New Zealand Ltd.	2,102,478	5,408,796
Norway 1.2%
Statoil ASA	1,018,355	21,729,934
Yara International ASA	201,469	9,243,340
Total		30,973,274
Singapore 0.9%
DBS Group Holdings Ltd.	750,900	13,888,858
United Overseas Bank Ltd.	541,897	10,682,425
Total		24,571,283
Spain 2.2%
Aedas Homes SAU(a),(b)	93,310	3,425,913
Amadeus IT Group SA, Class A	253,233	18,263,909
Bankinter SA	1,449,514	13,746,624
CaixaBank SA	1,372,976	6,406,599
Grifols SA	372,275	10,910,010
Unicaja Banco SA(a),(b)	3,522,600	5,553,738
Total		58,306,793
Sweden 3.3%
Alfa Laval AB	555,610	13,126,406
Essity AB, Class B(a)	396,438	11,260,384
Lundin Petroleum AB(a)	665,426	15,234,119
Nordea Bank AB	2,468,204	29,878,053
Swedbank AB, Class A	637,781	15,386,483
Total		84,885,445
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 8.6%
Credit Suisse Group AG, Registered Shares	1,896,370	33,862,012
Lonza Group AG, Registered Shares	34,355	9,282,848
Nestlé SA, Registered Shares	733,398	63,070,196
Novartis AG, Registered Shares	515,967	43,630,439
Roche Holding AG, Genusschein Shares	174,166	44,057,591
Zurich Insurance Group AG	99,088	30,160,091
Total		224,063,177
United Kingdom 16.9%
AstraZeneca PLC	426,282	29,415,864
BAE Systems PLC	1,918,943	14,826,389
BHP Billiton PLC	1,077,495	21,787,335
BP PLC	5,908,260	41,448,160
British American Tobacco PLC	632,007	42,722,932
BT Group PLC	1,441,913	5,289,456
Bunzl PLC	192,497	5,378,402
Carnival PLC	92,564	6,090,297
Coca-Cola European Partners PLC	112,100	4,467,185
Croda International PLC	92,312	5,502,966
Ferguson PLC	138,956	9,972,032
Glencore PLC	4,534,119	23,731,426
Imperial Brands PLC	443,852	18,932,357
John Wood Group PLC	813,365	7,116,645
Johnson Matthey PLC	120,696	5,001,449
Lloyds Banking Group PLC	10,666,701	9,781,186
Micro Focus International PLC	272,649	9,266,469
Prudential PLC	841,128	21,541,568
Reckitt Benckiser Group PLC	140,074	13,067,998
Rolls-Royce Holdings PLC	921,097	10,512,284
Rolls-Royce Holdings PLC(a),(c),(d)	42,370,462	57,207
Royal Dutch Shell PLC, Class A	1,029,245	34,359,507
St. James’s Place PLC	433,487	7,161,271
Standard Chartered PLC(a)	3,123,450	32,801,197
Standard Life Aberdeen PLC	2,745,916	16,151,532
Unilever PLC	381,218	21,144,697
Vodafone Group PLC	3,844,095	12,151,174
WPP PLC	723,080	13,062,980
Total		442,741,965

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	227

Portfolio of Investments   (continued)
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Virgin Islands 0.2%
Playtech Ltd.	437,129	5,073,191
Total Common Stocks (Cost $2,220,264,602)		2,511,419,818

Preferred Stocks 1.0%
Issuer	Coupon Rate	Shares	Value ($)
Germany 1.0%
Porsche Automobil Holding SE	—	126,624	10,582,006
Volkswagen AG	—	83,870	16,659,348
Total			27,241,354
Total Preferred Stocks (Cost $21,349,189)			27,241,354
Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	64,992,171	64,992,171
Total Money Market Funds (Cost $64,990,820)		64,992,171
Total Investments (Cost $2,306,604,611)		2,603,653,343
Other Assets & Liabilities, Net		11,265,913
Net Assets		$2,614,919,256

At December 31, 2017, securities and/or cash totaling $1,980,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	550	03/2018	USD	56,251,250	1,346,527	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $8,979,651, which represents 0.34% of net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $57,207, which represents less than 0.01% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	81,088,989	489,628,200	(505,725,018)	64,992,171	845	1,740	770,928	64,992,171
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
228	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	229

Portfolio of Investments   (continued)
Variable Portfolio – Pyramis® International Equity Fund, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	150,374,730	—	—	150,374,730
Austria	—	11,475,562	—	—	11,475,562
Belgium	—	75,747,696	—	—	75,747,696
China	—	8,617,530	—	—	8,617,530
Denmark	—	30,048,174	—	—	30,048,174
Finland	—	46,552,686	—	—	46,552,686
France	—	255,757,799	—	—	255,757,799
Germany	—	205,518,920	—	—	205,518,920
Hong Kong	13,425,192	101,723,551	—	—	115,148,743
Ireland	—	34,748,355	—	—	34,748,355
Italy	—	31,224,971	—	—	31,224,971
Japan	—	601,742,421	—	—	601,742,421
Netherlands	—	68,438,307	—	—	68,438,307
New Zealand	—	5,408,796	—	—	5,408,796
Norway	—	30,973,274	—	—	30,973,274
Singapore	—	24,571,283	—	—	24,571,283
Spain	—	58,306,793	—	—	58,306,793
Sweden	—	84,885,445	—	—	84,885,445
Switzerland	—	224,063,177	—	—	224,063,177
United Kingdom	4,467,185	438,217,573	57,207	—	442,741,965
Virgin Islands	—	5,073,191	—	—	5,073,191
Total Common Stocks	17,892,377	2,493,470,234	57,207	—	2,511,419,818
Preferred Stocks
Germany	—	27,241,354	—	—	27,241,354
Total Preferred Stocks	—	27,241,354	—	—	27,241,354
Money Market Funds	—	—	—	64,992,171	64,992,171
Total Investments	17,892,377	2,520,711,588	57,207	64,992,171	2,603,653,343
Derivatives
Asset
Futures Contracts	1,346,527	—	—	—	1,346,527
Total	19,238,904	2,520,711,588	57,207	64,992,171	2,604,999,870
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks are valued using the income approach and utilize future cash flow estimates from the underlying assets. Significant increases (decreases) to this input would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
230	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – T. Rowe Price Large Cap Value Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.2%
Issuer	Shares	Value ($)
Consumer Discretionary 7.8%
Auto Components 1.2%
Magna International, Inc.	507,300	28,748,691
Automobiles 0.2%
General Motors Co.	124,000	5,082,760
Hotels, Restaurants & Leisure 1.2%
Carnival Corp.	236,500	15,696,505
Las Vegas Sands Corp.	219,500	15,253,055
Total		30,949,560
Leisure Products 0.5%
Mattel, Inc.	788,317	12,124,316
Media 3.7%
21st Century Fox, Inc., Class B	1,285,200	43,851,024
Comcast Corp., Class A	776,900	31,114,845
News Corp., Class A	1,047,800	16,984,838
Total		91,950,707
Multiline Retail 0.6%
Kohl’s Corp.	266,100	14,430,603
Specialty Retail 0.4%
Lowe’s Companies, Inc.	118,800	11,041,272
Total Consumer Discretionary		194,327,909
Consumer Staples 9.6%
Beverages 1.2%
PepsiCo, Inc.	251,900	30,207,848
Food & Staples Retailing 2.3%
CVS Health Corp.	224,000	16,240,000
Wal-Mart Stores, Inc.	411,200	40,606,000
Total		56,846,000
Food Products 3.4%
Bunge Ltd.	387,500	25,993,500
Tyson Foods, Inc., Class A	740,300	60,016,121
Total		86,009,621
Household Products 1.0%
Kimberly-Clark Corp.	212,300	25,616,118
Tobacco 1.7%
Philip Morris International, Inc.	399,300	42,186,045
Total Consumer Staples		240,865,632
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 9.0%
Oil, Gas & Consumable Fuels 9.0%
Apache Corp.	308,600	13,029,092
Canadian Natural Resources Ltd.	490,000	17,502,800
EQT Corp.	216,474	12,321,700
Exxon Mobil Corp.	576,900	48,251,916
Hess Corp.	483,000	22,928,010
Occidental Petroleum Corp.	446,900	32,918,654
Total SA, ADR	1,039,400	57,458,032
TransCanada Corp.	445,800	21,683,712
Total		226,093,916
Total Energy		226,093,916
Financials 26.0%
Banks 13.9%
Citigroup, Inc.	763,700	56,826,917
Fifth Third Bancorp	1,700,200	51,584,068
JPMorgan Chase & Co.	1,063,700	113,752,078
PNC Financial Services Group, Inc. (The)	40,519	5,846,486
U.S. Bancorp	713,600	38,234,688
Wells Fargo & Co.	1,331,500	80,782,105
Total		347,026,342
Capital Markets 4.2%
Bank of New York Mellon Corp. (The)	729,600	39,296,256
Invesco Ltd.	265,300	9,694,062
Morgan Stanley	1,087,900	57,082,113
Total		106,072,431
Consumer Finance 0.6%
American Express Co.	146,600	14,558,846
Insurance 7.3%
American International Group, Inc.	372,106	22,170,076
Brighthouse Financial, Inc.(a)	251,363	14,739,927
Chubb Ltd.	231,156	33,778,826
Loews Corp.	593,200	29,677,796
Marsh & McLennan Companies, Inc.	354,211	28,829,233
MetLife, Inc.	670,100	33,880,256
Xl Group Ltd.	532,820	18,733,951
Total		181,810,065
Total Financials		649,467,684

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	231

Portfolio of Investments   (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.3%
Biotechnology 0.9%
Gilead Sciences, Inc.	306,800	21,979,152
Health Care Equipment & Supplies 3.3%
Becton Dickinson and Co.	82,900	17,745,574
Hologic, Inc.(a)	511,000	21,845,250
Medtronic PLC	545,100	44,016,825
Total		83,607,649
Health Care Providers & Services 1.9%
Aetna, Inc.	269,400	48,597,066
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.	60,700	11,525,716
Pharmaceuticals 6.7%
Johnson & Johnson	350,000	48,902,000
Merck & Co., Inc.	816,300	45,933,201
Perrigo Co. PLC	260,400	22,696,464
Pfizer, Inc.	1,348,800	48,853,536
Total		166,385,201
Total Health Care		332,094,784
Industrials 9.6%
Aerospace & Defense 3.2%
Boeing Co. (The)	123,500	36,421,385
Raytheon Co.	82,800	15,553,980
United Technologies Corp.	214,400	27,351,008
Total		79,326,373
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	180,000	21,447,000
Airlines 1.4%
Southwest Airlines Co.	516,900	33,831,105
Building Products 1.4%
Johnson Controls International PLC	893,500	34,051,285
Commercial Services & Supplies 0.6%
Stericycle, Inc.(a)	217,500	14,787,825
Industrial Conglomerates 0.4%
General Electric Co.	629,800	10,990,010
Machinery 1.1%
Illinois Tool Works, Inc.	168,900	28,180,965
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.6%
Canadian Pacific Railway Ltd.	87,900	16,064,604
Total Industrials		238,679,167
Information Technology 10.4%
Communications Equipment 2.0%
Cisco Systems, Inc.	1,310,600	50,195,980
Electronic Equipment, Instruments & Components 1.1%
TE Connectivity Ltd.	280,800	26,687,232
Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	335,700	17,160,984
QUALCOMM, Inc.	665,100	42,579,702
Texas Instruments, Inc.	224,200	23,415,448
Total		83,156,134
Software 3.4%
Microsoft Corp.	979,509	83,787,200
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.	94,400	15,975,312
Total Information Technology		259,801,858
Materials 4.3%
Chemicals 2.4%
CF Industries Holdings, Inc.	567,000	24,120,180
DowDuPont, Inc.	508,802	36,236,878
Total		60,357,058
Construction Materials 0.7%
Vulcan Materials Co.	140,100	17,984,637
Containers & Packaging 1.2%
International Paper Co.	503,300	29,161,202
Total Materials		107,502,897
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.9%
Weyerhaeuser Co.	621,200	21,903,512
Total Real Estate		21,903,512
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	849,100	44,942,863
Total Telecommunication Services		44,942,863

The accompanying Notes to Financial Statements are an integral part of this statement.
232	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.5%
Electric Utilities 4.5%
Exelon Corp.	639,000	25,182,990
PG&E Corp.	637,713	28,588,674
Southern Co. (The)	790,100	37,995,909
Westar Energy, Inc.	410,200	21,658,560
Total		113,426,133
Total Utilities		113,426,133
Total Common Stocks (Cost $2,033,748,990)		2,429,106,355

Convertible Preferred Stocks 1.0%
Issuer	Coupon Rate	Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.125%	87,348	5,057,449
Total Health Care			5,057,449
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Utilities 0.8%
Electric Utilities 0.8%
NextEra Energy, Inc.	6.123%	346,200	19,456,440
Total Utilities			19,456,440
Total Convertible Preferred Stocks (Cost $21,240,877)			24,513,889

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	43,141,320	43,141,320
Total Money Market Funds (Cost $43,140,907)		43,141,320
Total Investments (Cost: $2,098,130,774)		2,496,761,564
Other Assets & Liabilities, Net		1,848,297
Net Assets		2,498,609,861

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	49,994,681	277,485,493	(284,338,854)	43,141,320	(7,992)	484	507,558	43,141,320
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	233

Portfolio of Investments   (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund, December 31, 2017
Fair value measurements  (continued)
¦
Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	194,327,909	—	—	—	194,327,909
Consumer Staples	240,865,632	—	—	—	240,865,632
Energy	226,093,916	—	—	—	226,093,916
Financials	649,467,684	—	—	—	649,467,684
Health Care	332,094,784	—	—	—	332,094,784
Industrials	238,679,167	—	—	—	238,679,167
Information Technology	259,801,858	—	—	—	259,801,858
Materials	107,502,897	—	—	—	107,502,897
Real Estate	21,903,512	—	—	—	21,903,512
The accompanying Notes to Financial Statements are an integral part of this statement.
234	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – T. Rowe Price Large Cap Value Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	44,942,863	—	—	—	44,942,863
Utilities	113,426,133	—	—	—	113,426,133
Total Common Stocks	2,429,106,355	—	—	—	2,429,106,355
Convertible Preferred Stocks
Health Care	5,057,449	—	—	—	5,057,449
Utilities	19,456,440	—	—	—	19,456,440
Total Convertible Preferred Stocks	24,513,889	—	—	—	24,513,889
Money Market Funds	—	—	—	43,141,320	43,141,320
Total Investments	2,453,620,244	—	—	43,141,320	2,496,761,564
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	235

Portfolio of Investments
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Money Management Corp. CLO 18 Ltd.(a),(b)
Series 2016-18A Class AL1
3-month USD LIBOR + 1.570% 05/26/2028	3.032%	8,000,000	8,021,576
Cedar Funding V CLO Ltd.(a),(b)
Series 2016-5A Class A1
3-month USD LIBOR + 1.610% 07/17/2028	2.963%	8,000,000	8,028,696
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A1
1-month USD LIBOR + 0.800% 06/25/2026	2.352%	7,652,519	7,657,169
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% 04/26/2032	2.352%	3,090,000	3,043,142
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	3,630,708	3,505,339
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	3,120,158	3,166,626
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% 05/25/2034	2.512%	2,800,100	2,800,540
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% 06/25/2031	2.062%	7,700,000	7,675,335
Series 2014-2 Class A
1-month USD LIBOR + 0.640% 03/25/2043	2.192%	6,854,349	6,800,843
Series 2014-3 Class A
1-month USD LIBOR + 0.620% 03/25/2083	2.172%	6,933,378	6,889,749
Series 2014-4 Class A
1-month USD LIBOR + 0.620% 03/25/2083	2.172%	5,129,574	5,058,637
Series 2015-1 Class A2
1-month USD LIBOR + 0.600% 04/25/2040	2.152%	7,100,000	7,099,998
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% 11/26/2040	2.122%	10,890,000	10,861,550
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	3.052%	7,950,000	8,242,674
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.602%	7,900,000	8,106,455
Nelnet Student Loan Trust(a),(b)
Series 2012-5A Class A
1-month USD LIBOR + 0.600% 10/27/2036	2.152%	65,291	65,269
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% 11/25/2048	2.502%	4,345,000	4,255,272
Octagon Investment Partners XXI Ltd.(a),(b)
Series 2014-1A Class A1AR
3-month USD LIBOR + 1.350% 11/14/2026	2.763%	6,400,000	6,440,365
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% 03/15/2055	1.799%	508,103	479,707
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% 10/25/2064	1.917%	7,800,000	7,746,709
Series 2009-3 Class A
1-month USD LIBOR + 0.750% 01/25/2045	2.302%	6,409,153	6,378,621
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% 01/25/2022	1.427%	13,250,000	12,872,163
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% 10/25/2024	1.747%	5,783,141	5,780,919
Series 2007-7 Class B
3-month USD LIBOR + 0.750% 10/27/2070	2.117%	1,990,000	1,805,746
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% 07/25/2022	3.017%	2,281,013	2,338,498
Series 2008-5 Class B
3-month USD LIBOR + 1.850% 07/25/2073	3.217%	5,860,000	5,874,631
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% 04/25/2023	2.867%	2,925,000	3,000,817
Series 2008-9 Class B
3-month USD LIBOR + 2.250% 10/25/2083	3.617%	5,775,000	5,901,613
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	2.202%	4,567,435	4,593,204

The accompanying Notes to Financial Statements are an integral part of this statement.
236	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% 04/25/2040	1.537%	13,000,000	12,529,243
Total Asset-Backed Securities — Non-Agency (Cost $176,556,036)			177,021,106

Commercial Mortgage-Backed Securities - Agency 5.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	7,010,000	7,162,100
Series S8FX Class A2
03/25/2027	3.291%	13,225,000	13,446,061
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series 2017 KF34 Class A
1-month USD LIBOR + 0.360% 08/25/2024	1.592%	6,049,837	6,058,876
Federal National Mortgage Association
04/01/2019	2.300%	7,725,776	7,716,384
11/01/2020	3.200%	3,842,804	3,923,062
12/01/2020	3.622%	440,905	455,538
04/01/2021	4.250%	3,941,000	4,166,197
06/01/2021	4.381%	8,655,795	9,177,864
07/01/2021	3.830%	3,515,049	3,670,733
08/01/2021	3.840%	9,164,354	9,588,776
06/01/2023	2.766%	3,288,411	3,332,976
12/01/2023	2.440%	3,140,804	3,112,206
05/01/2025	2.670%	9,119,000	9,140,324
08/01/2025	3.850%	4,394,727	4,690,566
08/01/2025	3.850%	3,883,256	4,175,160
03/01/2026	2.860%	4,600,000	4,605,957
08/01/2026	2.330%	6,215,000	5,976,587
05/01/2027	2.964%	7,111,560	7,163,897
10/01/2028	2.560%	4,950,000	4,783,064
10/01/2029	3.330%	6,062,050	6,224,790
05/01/2031	2.850%	6,420,000	6,316,270
07/01/2032	3.270%	5,615,000	5,731,917
Series 2001-M2 Class Z2
06/25/2031	6.300%	30,819	31,393
Federal National Mortgage Association(b),(c)
CMO Series 2013-M14 Class SA
1-month USD LIBOR + 6.650% 08/25/2018	5.098%	9,748,056	70,673
Federal National Mortgage Association(d)
Series 2015-M2 Class A3
12/25/2024	3.047%	12,610,030	12,900,864
Federal National Mortgage Association(b)
Series 2017-M11 Class FA
1-month USD LIBOR + 0.470% 09/25/2024	1.708%	14,564,492	14,544,759
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c),(d)
CMO Series 2011-121 Class
06/16/2043	0.593%	7,750,403	117,104
CMO Series 2011-78 Class IX
08/16/2046	0.261%	12,358,574	351,447
CMO Series 2012-55 Class
04/16/2052	0.574%	2,311,583	47,369
Government National Mortgage Association(c)
CMO Series 2012-125 Class IK
08/16/2052	0.561%	16,644,432	105,060
Total Commercial Mortgage-Backed Securities - Agency (Cost $162,881,981)			158,787,974

Commercial Mortgage-Backed Securities - Non-Agency 1.1%

225 Liberty Street Trust(a)
Series 2016-225L Class A
02/10/2036	3.597%	3,090,000	3,180,765
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Series 2012-PARK Class A
12/10/2030	2.959%	3,055,000	3,089,199
BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	3,000,000	3,099,952
CGRBS Commercial Mortgage Trust(a)
Series 2013-VNO5 Class A
03/13/2035	3.369%	2,930,000	2,993,422
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	3,095,000	3,159,029
GS Mortgage Securities Corp. Trust(a)
Series 2012-SHOP Class A
06/05/2031	2.933%	1,685,000	1,699,255
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2010-CNTR Class A2
08/05/2032	4.311%	1,724,873	1,772,707
Series 2011-C3 Class A3
02/15/2046	4.388%	2,372,867	2,386,099
Series 2012-HSBC Class A
07/05/2032	3.093%	733,132	745,094
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/13/2032	3.834%	3,035,000	3,140,817
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	3,100,000	3,128,557

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	237

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(d)
Series 2013-120B Class A
03/18/2028	2.710%	3,065,000	3,065,961
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $31,727,360)			31,460,857

Common Stocks 0.1%
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.1%
Ocean Rig UDW, Inc.(e)	40,562	1,087,061
Total Energy		1,087,061
Utilities —%
Electric Utilities —%
Homer City Holdings(e),(f),(g)	32,056	631,183
Total Utilities		631,183
Total Common Stocks (Cost $2,903,716)		1,718,244

Corporate Bonds & Notes 25.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Embraer SA
06/15/2022	5.150%	300,000	321,429
Northrop Grumman Corp.
01/15/2028	3.250%	4,545,000	4,552,786
Total			4,874,215
Airlines 0.5%
America West Airlines Pass-Through Trust
04/02/2021	7.100%	1,792,908	1,924,345
American Airlines Pass-Through Trust
01/31/2021	5.250%	1,626,750	1,712,410
01/15/2023	4.950%	1,428,322	1,505,925
Continental Airlines Pass-Through Trust
06/15/2021	6.703%	155,543	168,222
04/19/2022	5.983%	8,636,690	9,419,684
Guanay Finance Ltd.(a)
12/15/2020	6.000%	317,658	327,055
Total			15,057,641
Apartment REIT 0.1%
Post Apartment Homes LP
12/01/2022	3.375%	2,315,000	2,340,486
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.5%
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.940% 01/09/2018	2.290%	7,000,000	7,001,344
Ford Motor Credit Co. LLC
01/16/2018	2.375%	3,000,000	3,000,843
General Motors Co.
10/02/2023	4.875%	1,320,000	1,428,929
General Motors Financial Co., Inc.
01/15/2020	3.150%	1,634,000	1,652,428
Goodyear Tire & Rubber Co. (The)
03/15/2027	4.875%	660,000	675,319
Nemak SAB de CV(a)
02/28/2023	5.500%	200,000	205,654
Total			13,964,517
Banking 9.8%
American Express Co.
03/19/2018	7.000%	2,700,000	2,728,609
Banco de Credito del Peru(a)
09/16/2020	5.375%	300,000	320,349
Bank of America Corp.
04/25/2018	6.875%	12,560,000	12,748,438
05/01/2018	5.650%	2,115,000	2,140,232
01/15/2019	2.600%	866,000	869,338
10/19/2020	2.625%	2,000,000	2,014,366
Bank of America Corp.(h)
07/21/2021	2.369%	14,195,000	14,163,728
04/24/2028	3.705%	17,465,000	17,909,240
Bank of America Corp.(a),(h)
12/20/2023	3.004%	10,572,000	10,595,724
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	2.131%	1,000,000	951,959
Bank of New York Mellon Corp. (The)(h)
05/16/2023	2.661%	5,000,000	4,986,275
Bear Stearns Companies LLC (The)
02/01/2018	7.250%	7,200,000	7,233,473
Citigroup, Inc.
02/05/2018	1.800%	3,500,000	3,499,998
05/15/2018	6.125%	5,000,000	5,073,865
05/22/2019	8.500%	2,000,000	2,166,764
06/07/2019	2.050%	12,000,000	11,962,800
Citigroup, Inc.(b)
3-month USD LIBOR + 0.770% 04/08/2019	2.120%	8,000,000	8,041,744

The accompanying Notes to Financial Statements are an integral part of this statement.
238	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Discover Bank
11/13/2018	2.600%	7,295,000	7,319,533
Global Bank Corp.(a)
10/20/2021	4.500%	300,000	306,127
Goldman Sachs Group, Inc. (The)
01/18/2018	5.950%	6,000,000	6,013,147
04/01/2018	6.150%	17,308,000	17,483,330
02/15/2019	7.500%	15,789,000	16,687,868
07/08/2024	3.850%	1,750,000	1,814,878
Goldman Sachs Group, Inc. (The)(h)
09/29/2025	3.272%	4,575,000	4,553,548
06/05/2028	3.691%	3,500,000	3,544,999
Grupo Aval Ltd.(a)
09/26/2022	4.750%	300,000	304,129
HBOS PLC(a)
Subordinated
05/21/2018	6.750%	1,000,000	1,016,185
JPMorgan Chase & Co.
01/15/2018	6.000%	25,605,000	25,654,729
05/18/2023	2.700%	3,260,000	3,236,583
07/15/2025	3.900%	3,000,000	3,154,125
JPMorgan Chase & Co.(h)
03/01/2025	3.220%	4,475,000	4,505,188
05/01/2028	3.540%	6,020,000	6,110,890
Lloyds Banking Group PLC(h)
11/07/2023	2.907%	3,025,000	2,995,824
Morgan Stanley
04/01/2018	6.625%	4,831,000	4,883,639
05/13/2019	7.300%	15,000,000	15,990,015
07/24/2020	5.500%	2,500,000	2,680,655
Morgan Stanley(b)
3-month USD LIBOR + 0.800% 02/14/2020	2.213%	15,000,000	15,062,085
3-month USD LIBOR + 0.930% 07/22/2022	2.293%	4,000,000	4,031,952
Santander UK Group Holdings PLC
08/05/2021	2.875%	2,823,000	2,819,658
Wells Fargo & Co.
07/22/2020	2.600%	4,065,000	4,085,614
04/22/2026	3.000%	19,440,000	19,089,691
10/23/2026	3.000%	790,000	774,367
Wells Fargo & Co.(h)
05/22/2028	3.584%	2,345,000	2,389,011
Wells Fargo Bank NA
12/06/2019	2.150%	7,740,000	7,726,339
Total			291,641,011
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.6%
Altice US Finance I Corp.(a)
07/15/2023	5.375%	2,600,000	2,660,772
05/15/2026	5.500%	300,000	306,110
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	319,000	314,114
02/01/2028	5.000%	2,504,000	2,437,376
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	5,380,000	6,301,261
CSC Holdings LLC
02/15/2019	8.625%	1,000,000	1,055,668
CSC Holdings LLC(a)
04/15/2027	5.500%	1,000,000	1,018,671
DISH DBS Corp.
06/01/2021	6.750%	1,140,000	1,205,433
07/15/2022	5.875%	500,000	502,783
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	875,000	839,351
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	400,000	406,940
08/15/2026	5.500%	1,000,000	1,023,585
Total			18,072,064
Chemicals 0.0%
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	1,400,000	1,471,775
Consumer Cyclical Services 0.1%
Amazon.com, Inc.(a)
08/22/2027	3.150%	2,500,000	2,510,687
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,394,000	1,509,354
Total			4,020,041
Consumer Products 0.2%
Central Garden & Pet Co.
11/15/2023	6.125%	1,500,000	1,591,841
02/01/2028	5.125%	88,000	88,039
First Quality Finance Co., Inc.(a)
05/15/2021	4.625%	199,000	200,185
07/01/2025	5.000%	1,300,000	1,329,078
Valvoline, Inc.
07/15/2024	5.500%	1,500,000	1,593,207
Total			4,802,350
Diversified Manufacturing 0.1%
General Electric Co.
01/14/2038	5.875%	517,000	668,467

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	239

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Itron, Inc.(a)
01/15/2026	5.000%	900,000	901,031
Siemens Financieringsmaatschappij NV(a)
10/15/2026	2.350%	1,750,000	1,648,587
Total			3,218,085
Electric 1.8%
AEP Transmission Co. LLC
12/01/2026	3.100%	3,125,000	3,122,378
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	3,927,337
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	992,431
12/01/2047	3.700%	4,250,000	4,366,773
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,350,000	5,853,360
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	6,024,366
FirstEnergy Transmission LLC(a)
01/15/2025	4.350%	6,950,000	7,317,558
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,798,981
ITC Holdings Corp.(a)
11/15/2027	3.350%	1,000,000	1,003,185
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	3,084,693
MidAmerican Energy Co.
10/15/2044	4.400%	5,875,000	6,686,156
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	855,000	855,632
Northern States Power Co.
08/15/2045	4.000%	2,250,000	2,432,673
PacifiCorp
07/01/2025	3.350%	2,000,000	2,053,744
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,256,000	2,381,880
Public Service Electric & Gas Co.
05/01/2045	4.050%	3,005,000	3,181,204
Total			55,082,351
Finance Companies 0.2%
AerCap Ireland Capital DAC/Global Aviation Trust
07/01/2020	4.250%	1,780,000	1,846,214
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,732,000	1,875,231
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp.(a)
09/01/2018	7.125%	1,975,000	2,037,750
Total			5,759,195
Food and Beverage 0.9%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	7,834,000	9,078,587
Constellation Brands, Inc.
05/01/2022	6.000%	1,000,000	1,123,304
Kraft Heinz Foods Co.
07/15/2025	3.950%	3,060,000	3,160,111
06/01/2026	3.000%	1,200,000	1,153,711
07/15/2045	5.200%	6,250,000	6,876,619
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	1,250,000	1,285,079
Mondelez International, Inc.(a)
10/28/2019	1.625%	2,000,000	1,972,042
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	762,000	783,907
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,590,000	1,618,307
Total			27,051,667
Gaming 0.0%
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,036,000	1,105,615
Health Care 1.2%
Catholic Health Initiatives
08/01/2018	2.600%	1,525,000	1,529,849
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,500,000	1,501,195
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	900,000	810,514
DaVita, Inc.
07/15/2024	5.125%	436,000	442,617
Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/2018	6.500%	2,250,000	2,313,371
Hartford HealthCare Corp.
04/01/2044	5.746%	3,000,000	3,715,254
HCA, Inc.
02/15/2020	6.500%	3,650,000	3,888,454
05/01/2023	4.750%	1,250,000	1,294,114
Hologic, Inc.(a)
10/15/2025	4.375%	1,500,000	1,520,763
Kaiser Foundation Hospitals
05/01/2027	3.150%	6,630,000	6,642,378

The accompanying Notes to Financial Statements are an integral part of this statement.
240	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NYU Hospitals Center
07/01/2042	4.428%	5,936,000	6,381,663
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	1,500,000	1,551,793
Teleflex, Inc.
11/15/2027	4.625%	752,000	758,876
Tenet Healthcare Corp.
06/01/2020	4.750%	600,000	611,773
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	1,500,000	1,465,310
Total			34,427,924
Healthcare Insurance 0.7%
Aetna, Inc.
06/07/2018	1.700%	7,800,000	7,786,171
Anthem, Inc.
08/15/2021	3.700%	2,355,000	2,427,435
05/15/2022	3.125%	3,000,000	3,028,194
Centene Corp.
01/15/2025	4.750%	2,500,000	2,539,482
Molina Healthcare, Inc.
11/15/2022	5.375%	601,000	628,158
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	600,000	600,072
UnitedHealth Group, Inc.
01/15/2047	4.200%	3,000,000	3,246,438
WellCare Health Plans, Inc.
04/01/2025	5.250%	800,000	848,188
Total			21,104,138
Healthcare REIT 1.6%
Alexandria Real Estate Equities, Inc.
06/15/2023	3.900%	9,700,000	10,004,793
HCP, Inc.
11/15/2023	4.250%	7,150,000	7,503,603
08/15/2024	3.875%	2,000,000	2,049,194
Healthcare Trust of America Holdings LP
07/15/2021	3.375%	8,900,000	9,062,203
Ventas Realty LP
01/15/2026	4.125%	7,205,000	7,507,920
10/15/2026	3.250%	4,095,000	3,995,565
Ventas Realty LP/Capital Corp.
04/01/2020	2.700%	905,000	908,369
03/01/2022	4.250%	978,000	1,025,541
Welltower, Inc.
01/15/2021	4.950%	667,000	708,879
06/01/2025	4.000%	4,305,000	4,453,436
Total			47,219,503
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.3%
Antero Resources Corp.
03/01/2025	5.000%	600,000	614,442
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,200,000	1,223,477
Diamondback Energy, Inc.
11/01/2024	4.750%	430,000	433,802
Marathon Oil Corp.
07/15/2023	8.125%	2,000,000	2,320,106
Noble Energy, Inc.
11/15/2024	3.900%	1,000,000	1,032,999
11/15/2044	5.050%	1,700,000	1,834,482
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	1,500,000	1,516,341
QEP Resources, Inc.
10/01/2022	5.375%	300,000	306,702
05/01/2023	5.250%	300,000	303,502
Total			9,585,853
Life Insurance 0.6%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,850,000	2,089,000
MassMutual Global Funding II(a)
10/17/2022	2.500%	3,370,000	3,337,864
MetLife, Inc.
Junior Subordinated
12/15/2036	6.400%	4,475,000	5,159,939
Pricoa Global Funding I(a)
05/16/2019	2.200%	4,000,000	3,995,656
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	500,000	653,754
Teachers Insurance & Annuity Association of America(a),(h)
Subordinated
09/15/2054	4.375%	3,920,000	3,938,255
Total			19,174,468
Media and Entertainment 0.1%
CBS Corp.(a)
06/01/2028	3.700%	1,980,000	1,946,486
Metals and Mining 0.0%
Gerdau Holdings, Inc.(a)
01/20/2020	7.000%	274,000	294,592
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	150,000	156,831
Total			451,423

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	241

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.2%
Boardwalk Pipelines LP
06/01/2018	5.200%	1,000,000	1,009,358
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	300,000	309,129
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	2,833,868
Energy Transfer LP
02/01/2024	4.900%	1,350,000	1,422,841
01/15/2026	4.750%	1,500,000	1,558,446
02/01/2042	6.500%	1,525,000	1,722,765
03/15/2045	5.150%	2,000,000	1,945,006
Energy Transfer LP/Regency Finance Corp.
11/01/2023	4.500%	1,000,000	1,033,221
Florida Gas Transmission Co. LLC(a)
05/15/2019	7.900%	1,902,000	2,036,625
Kinder Morgan Energy Partners LP
09/01/2023	3.500%	2,510,000	2,518,004
02/01/2024	4.150%	1,000,000	1,036,757
09/01/2024	4.250%	1,500,000	1,557,137
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	3,973,000	4,090,088
Rockies Express Pipeline LLC(a)
01/15/2019	6.000%	1,500,000	1,547,919
04/15/2020	5.625%	500,000	525,115
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	3,000,000	3,028,167
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,850,000	1,835,947
Williams Partners LP
09/15/2025	4.000%	1,350,000	1,385,996
04/15/2040	6.300%	2,000,000	2,467,156
Williams Partners LP/ACMP Finance Corp.
03/15/2024	4.875%	2,000,000	2,089,154
Total			35,952,699
Office REIT 0.4%
Boston Properties LP
05/15/2021	4.125%	1,351,000	1,412,854
01/15/2025	3.200%	3,010,000	3,000,982
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	4,783,395
SL Green Operating Partnership LP
10/15/2022	3.250%	4,000,000	3,986,296
Total			13,183,527
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	700,000	715,044
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	1,500,000	1,487,151
Multi-Color Corp.(a)
11/01/2025	4.875%	500,000	501,928
OI European Group BV(a)
03/15/2023	4.000%	1,500,000	1,502,025
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,938,215	1,969,155
Sealed Air Corp.(a)
12/01/2022	4.875%	1,022,000	1,081,174
09/15/2025	5.500%	591,000	647,732
Total			7,904,209
Pharmaceuticals 1.6%
Actavis, Inc.
10/01/2022	3.250%	2,000,000	2,008,612
Allergan Funding SCS
03/15/2025	3.800%	4,550,000	4,630,753
03/15/2035	4.550%	1,000,000	1,052,525
Amgen, Inc.
06/15/2048	4.563%	1,246,000	1,392,734
06/15/2051	4.663%	4,000,000	4,473,448
Biogen, Inc.
09/15/2045	5.200%	2,406,000	2,860,527
Celgene Corp.
08/15/2045	5.000%	4,880,000	5,550,614
Gilead Sciences, Inc.
02/01/2025	3.500%	2,483,000	2,566,958
03/01/2046	4.750%	750,000	867,250
Johnson & Johnson
12/05/2043	4.500%	3,135,000	3,686,146
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	10,000,000	9,906,880
Teva Pharmaceutical Finance IV LLC
03/18/2020	2.250%	3,000,000	2,901,753
Valeant Pharmaceuticals International, Inc.(a)
12/01/2021	5.625%	800,000	784,294
05/15/2023	5.875%	1,300,000	1,208,215
04/15/2025	6.125%	2,500,000	2,296,702
11/01/2025	5.500%	520,000	530,786
Total			46,718,197

The accompanying Notes to Financial Statements are an integral part of this statement.
242	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.4%
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	4,061,372
Farmers Exchange Capital II(a),(h)
Subordinated
11/01/2053	6.151%	3,810,000	4,380,528
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	3.610%	2,815,000	2,814,966
Total			11,256,866
Railroads 0.1%
Burlington Northern Santa Fe LLC
04/01/2045	4.150%	2,025,000	2,199,278
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	2,122,000	2,119,863
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,000,000	1,021,562
Total			3,141,425
Retail REIT 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/2019	2.700%	7,485,000	7,527,799
Retailers 0.2%
CVS Health Corp.
07/20/2045	5.125%	2,035,000	2,331,858
Walgreens Boots Alliance, Inc.
06/01/2026	3.450%	1,400,000	1,383,836
11/18/2044	4.800%	2,500,000	2,689,247
Total			6,404,941
Technology 0.2%
CDK Global, Inc.(a)
06/01/2027	4.875%	300,000	303,593
First Data Corp.(a)
01/15/2024	5.000%	500,000	514,949
Microsoft Corp.
02/12/2045	3.750%	3,000,000	3,146,280
11/03/2045	4.450%	1,000,000	1,171,937
MSCI, Inc.(a)
08/01/2026	4.750%	340,000	356,027
NXP BV/Funding LLC(a)
06/01/2021	4.125%	1,500,000	1,532,098
Total			7,024,884
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.2%
BAT Capital Corp.(a)
08/15/2022	2.764%	4,590,000	4,559,329
Reynolds American, Inc.
05/01/2020	6.875%	1,450,000	1,589,367
Total			6,148,696
Wireless 0.3%
American Tower Corp.
06/15/2023	3.000%	2,400,000	2,392,582
SBA Communications Corp.(a)
10/01/2022	4.000%	1,545,000	1,538,910
SBA Communications Corp.
09/01/2024	4.875%	934,000	960,390
SoftBank Group Corp.(a)
04/15/2020	4.500%	1,000,000	1,019,777
Sprint Communications, Inc.(a)
11/15/2018	9.000%	1,205,000	1,269,332
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	1,875,000	1,885,873
Total			9,066,864
Wirelines 1.2%
AT&T, Inc.
02/17/2026	4.125%	2,500,000	2,552,978
03/01/2037	5.250%	6,180,000	6,542,964
06/15/2045	4.350%	2,849,000	2,631,430
05/15/2046	4.750%	7,085,000	6,930,547
Level 3 Financing, Inc.
02/01/2023	5.625%	1,150,000	1,161,761
01/15/2024	5.375%	210,000	209,767
Verizon Communications, Inc.
08/10/2033	4.500%	2,445,000	2,561,856
03/15/2039	4.812%	2,000,000	2,092,772
11/01/2042	3.850%	3,750,000	3,394,211
08/21/2046	4.862%	6,000,000	6,248,526
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	700,000	717,023
Total			35,043,835
Total Corporate Bonds & Notes (Cost $758,069,481)			773,944,028

Foreign Government Obligations(i) 0.7%

Brazil 0.1%
Brazilian Government International Bond
01/05/2023	2.625%	2,000,000	1,927,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	243

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chile 0.0%
Chile Government International Bond
10/30/2022	2.250%	1,200,000	1,183,480
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	1,000,000	1,068,991
Costa Rica 0.0%
Costa Rica Government International Bond(a)
01/26/2023	4.250%	900,000	875,248
Croatia 0.0%
Croatia Government International Bond(a)
07/14/2020	6.625%	1,100,000	1,198,363
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/28/2024	6.600%	800,000	896,473
Indonesia 0.1%
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	2,800,000	3,009,379
Kazakhstan 0.1%
Kazakhstan Government International Bond(a)
07/21/2025	5.125%	1,200,000	1,339,382
Mexico 0.1%
Petroleos Mexicanos(a)
03/13/2022	5.375%	1,400,000	1,486,703
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	200,000	210,391
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%	1,100,000	1,171,418
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	501,663
Total			1,673,081
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	1,600,000	1,733,371
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	1,000,000	1,024,818
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%	1,900,000	1,803,269
Total Foreign Government Obligations (Cost $19,032,655)			19,430,789

Inflation-Indexed Bonds 2.9%

United States 2.9%
U.S. Treasury Inflation-Indexed Bond
04/15/2022	0.125%	18,729,050	18,600,968
07/15/2026	0.125%	22,459,889	21,953,774
07/15/2027	0.375%	14,883,984	14,804,736
02/15/2047	0.875%	30,993,620	32,239,359
Total			87,598,837
Total Inflation-Indexed Bonds (Cost $86,655,904)			87,598,837

Municipal Bonds 0.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.3%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	2,805,624
Series 2010
10/01/2024	5.047%	5,000,000	5,557,250
Total			8,362,874
Special Non Property Tax 0.4%
New York City Transitional Finance Authority
Revenue Bonds
Qualified School Construction Bonds
Subordinated Series 2010
08/01/2027	5.008%	3,570,000	4,077,975
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,684,448
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2030	5.500%	3,545,000	4,176,577
Total			10,939,000

The accompanying Notes to Financial Statements are an integral part of this statement.
244	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 0.1%
New York State Urban Development Corp.
Revenue Bonds
Taxable State Personal Income Tax
Series 2013
03/15/2022	3.200%	4,375,000	4,471,644
State General Obligation 0.1%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016E
04/01/2041	3.000%	1,855,000	1,765,106
Total Municipal Bonds (Cost $25,017,721)			25,538,624

Residential Mortgage-Backed Securities - Agency 26.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 03/01/2047	3.000%	106,619,983	106,822,589
09/01/2032- 12/01/2047	3.500%	80,495,551	83,095,167
07/01/2035- 06/01/2041	5.000%	1,781,859	1,933,979
04/01/2036- 09/01/2039	6.000%	271,956	304,562
06/01/2038- 02/01/2041	5.500%	1,378,848	1,517,844
03/01/2039- 03/01/2041	4.500%	8,233,218	8,788,064
08/01/2044- 03/01/2046	4.000%	27,061,518	28,462,613
Federal Home Loan Mortgage Corp.(j)
01/11/2048	3.500%	31,820,000	32,676,830
01/11/2048	4.500%	3,480,000	3,699,131
Federal Home Loan Mortgage Corp.(b)
CMO Series 2863 Class FM
1-month USD LIBOR + 0.500% 10/15/2031	1.977%	2,623,295	2,641,378
Federal Home Loan Mortgage Corp.(b),(c)
CMO Series 2980 Class SL
1-month USD LIBOR + 6.700% 11/15/2034	5.223%	359,567	80,422
Federal Home Loan Mortgage Corp.(c)
CMO Series 4037 Class PI
04/15/2027	3.000%	980,848	76,819
CMO Series 4090 Class EI
08/15/2022	2.500%	1,102,386	45,521
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	584,799
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2025- 02/01/2047	3.500%	33,668,040	34,672,039
06/01/2032- 08/01/2043	3.000%	25,095,910	25,482,767
05/01/2033- 08/01/2039	5.000%	392,434	422,997
11/01/2038- 11/01/2040	6.000%	4,351,488	4,918,134
08/01/2043- 07/01/2047	4.000%	102,669,686	107,730,147
02/01/2046	4.500%	6,750,202	7,191,866
CMO Series 2013-13 Class PH
04/25/2042	2.500%	7,294,417	7,230,401
Federal National Mortgage Association(j)
01/17/2033- 01/11/2048	3.000%	3,260,000	3,305,181
01/11/2048	3.500%	57,800,000	59,344,347
01/11/2048	4.500%	39,630,000	42,162,603
Federal National Mortgage Association(b),(c)
CMO Series 2004-94 Class HJ
1-month USD LIBOR + 6.700% 10/25/2034	5.148%	164,306	11,452
CMO Series 2006-8 Class HL
1-month USD LIBOR + 6.700% 03/25/2036	5.148%	1,832,665	331,049
CMO Series 2013-81 Class NS
1-month USD LIBOR + 6.200% 10/25/2042	4.648%	762,590	91,130
Federal National Mortgage Association(c)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	550,762	80,862
Government National Mortgage Association
08/15/2033- 02/20/2047	4.500%	5,150,287	5,428,756
04/15/2035- 10/20/2047	5.000%	20,308,421	21,733,398
07/15/2040- 11/20/2047	4.000%	8,288,338	8,686,701
04/20/2046- 09/20/2047	3.500%	72,266,541	74,788,405
12/20/2046- 03/20/2047	3.000%	35,631,499	35,989,425
Government National Mortgage Association(j)
01/21/2044	4.000%	6,510,000	6,786,167
01/21/2044	4.500%	63,975,000	67,103,774
01/22/2048	3.000%	630,000	635,709
01/22/2048	3.500%	10,445,000	10,797,519
Government National Mortgage Association(k)
CMO Series 2006-26 Class
06/20/2036	0.000%	50,031	43,421

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	245

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(c)
CMO Series 2013-124 Class SB
1-month USD LIBOR + 6.150% 10/20/2041	4.649%	1,918,464	147,116
Total Residential Mortgage-Backed Securities - Agency (Cost $799,951,731)			795,845,084

Residential Mortgage-Backed Securities - Non-Agency 6.2%

Asset-Backed Funding Certificates Trust(b)
CMO Series 2005-HE1 Class M1
1-month USD LIBOR + 0.630% 03/25/2035	2.182%	7,105,633	7,102,829
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% 07/20/2036	1.721%	4,105,641	4,098,771
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% 03/25/2037	1.732%	7,431,663	7,090,539
BCAP LLC Trust(a),(d)
CMO Series 2013-RR5 Class 2A1
03/26/2037	3.027%	2,258,947	2,272,739
CMO Series 2014-RR2 Class 11A1
05/26/2037	1.558%	3,207,683	3,183,911
Bear Stearns Asset-Backed Securities I Trust(b)
CMO Series 2005-HE12 Class M1
1-month USD LIBOR + 0.480% 12/25/2035	2.272%	5,443,057	5,447,584
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-NC1 Class A2C
1-month USD LIBOR + 0.140% 08/25/2036	1.692%	1,320,012	1,317,515
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2015-6 Class 1A1
1-month USD LIBOR + 0.210% 05/20/2047	1.493%	4,622,537	4,548,388
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2015-6 Class 2A1
12/25/2035	1.603%	5,989,077	5,744,414
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	2,799,093	2,701,977
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% 01/25/2036	2.543%	5,862,158	5,775,996
Countrywide Alternative Loan Trust(d)
CMO Series 2006-HY12 Class A5
08/25/2036	3.394%	10,226,580	10,480,772
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(d)
CMO Series 2004-AR8 Class 7A1
09/25/2034	3.478%	376,218	373,105
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(d)
CMO Series 2004-AR5 Class 2A1
06/25/2034	3.545%	1,754,996	1,760,918
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-6R Class 5A1
1-month USD LIBOR + 0.120% 07/27/2036	1.449%	1,870,065	1,839,321
CMO Series 2015-5R Class 2A1
1-month USD LIBOR + 0.280% 04/27/2047	1.608%	5,609,664	5,490,193
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2015-5R Class 1A1
09/27/2046	1.652%	6,561,157	6,376,975
Series 2009-14R Class 2A1
06/26/2037	5.000%	426,944	429,544
Encore Credit Receivables Trust(b)
CMO Series 2005-4 Class M1
1-month USD LIBOR + 0.420% 01/25/2036	1.972%	1,194,855	1,194,985
First Horizon Alternative Mortgage Securities Trust(d)
CMO Series 2005-AA10 Class 2A1
12/25/2035	3.156%	3,636,668	3,316,719
CMO Series 2005-AA7 Class 2A1
09/25/2035	3.186%	3,063,470	2,950,390
CMO Series 2005-AA8 Class 2A1
10/25/2035	3.274%	6,476,200	5,717,836
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	1,393,163	1,121,440
GMAC Mortgage Loan Trust(d)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.743%	2,491,804	2,407,561
GSAA Home Equity Trust(b)
CMO Series 2005-9 Class 1A1
1-month USD LIBOR + 0.280% 08/25/2035	1.832%	1,148,092	1,143,468
GSR Mortgage Loan Trust(d)
CMO Series 2005-AR6 Class 4A5
09/25/2035	3.525%	1,159,553	1,168,914
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% 11/19/2036	1.695%	15,709,316	13,952,878
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.270% 10/25/2036	1.822%	6,210,904	4,355,889

The accompanying Notes to Financial Statements are an integral part of this statement.
246	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% 05/25/2037	1.792%	4,961,249	3,473,806
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% 08/25/2036	3.463%	2,654,805	2,592,376
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% 04/25/2035	1.812%	2,522,157	2,500,101
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% 10/25/2035	1.832%	6,438,859	6,355,980
Nationstar Home Equity Loan Trust(b)
CMO Series 2006-B Class AV4
1-month USD LIBOR + 0.280% 09/25/2036	1.832%	8,229,602	8,182,831
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-2R Class 2A1
1-month USD LIBOR + 0.190% 10/26/2036	2.875%	389,561	388,470
Option One Mortgage Loan Trust(b)
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% 01/25/2036	1.772%	14,071,009	13,881,670
RALI Trust(d)
CMO Series 2005-QA8 Class CB21
07/25/2035	4.059%	2,264,959	1,863,429
Residential Asset Securities Corp. Trust(b)
CMO Series 2005-KS8 Class M2
1-month USD LIBOR + 0.450% 08/25/2035	2.227%	2,038,664	2,040,755
Saxon Asset Securities Trust(b)
CMO Series 2006-2 Class A2
1-month USD LIBOR + 0.130% 09/25/2036	1.682%	2,525,728	2,509,573
Soundview Home Loan Trust(b)
CMO Series 2005-OPT4 Class 2A3
1-month USD LIBOR + 0.260% 12/25/2035	1.812%	693,899	693,739
Structured Asset Investment Loan Trust(b)
CMO Series 2005-8 Class A4
1-month USD LIBOR + 0.360% 10/25/2035	2.272%	1,224,576	1,225,742
WaMu Mortgage Pass-Through Certificates(b)
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% 05/25/2046	2.003%	5,729,088	5,614,102
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR10 Class A7
10/25/2033	3.452%	1,338,778	1,352,903
CMO Series 2003-AR9 Class 1A6
09/25/2033	3.322%	940,666	958,286
CMO Series 2005-AR4 Class A5
04/25/2035	3.063%	1,756,883	1,764,403
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.163%	4,731,236	4,531,418
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.260% 11/25/2045	1.812%	4,349,792	4,295,630
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% 09/25/2046	2.023%	8,596,552	7,769,091
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $179,658,376)			185,359,876

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Electric 0.1%
Homer City Generation LP(b),(l)
Term Loan
3-month USD LIBOR + 8.250% 04/05/2023	12.570%	387,432	330,608
Power Buyer LLC(b),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/06/2020	4.943%	1,449,079	1,449,991
Vistra Operations Co. LLC(b),(l)
Term Loan
3-month USD LIBOR + 2.500% 08/04/2023	4.020%	284,487	285,909
Tranche C Term Loan
3-month USD LIBOR + 2.500% 08/04/2023	3.834%	50,414	50,666
Total			2,117,174
Environmental 0.0%
STI Infrastructure SARL(b),(l)
Term Loan
3-month USD LIBOR + 5.250% 08/22/2020	6.943%	658,149	611,533

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	247

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
Finance Companies 0.0%
Delos Finance SARL(b),(l)
Term Loan
3-month USD LIBOR + 2.000% 10/06/2023	3.693%		965,000	971,890
Gaming 0.1%
Twin River Management Group, Inc.(b),(l)
Term Loan
3-month USD LIBOR + 4.250% 07/10/2020	5.193%		1,178,019	1,191,767
Oil Field Services 0.0%
EMG Utica LLC(b),(l)
Term Loan
3-month USD LIBOR + 3.750% 03/27/2020	5.593%		770,224	774,074
Ocean Rig UDW, Inc.(l)
Term Loan
09/20/2024	8.000%		246,461	248,773
Total				1,022,847
Packaging 0.0%
Reynolds Group Holdings, Inc.(b),(l)
Term Loan
3-month USD LIBOR + 3.000% 02/05/2023	4.319%		1,086,277	1,090,786
Total Senior Loans (Cost $7,037,158)				7,005,997

Treasury Bills(m) 3.0%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 1.9%
Japan Treasury Discount Bills
01/10/2018	(0.210%)	JPY	5,100,000,000	45,266,078
02/26/2018	(0.090%)	JPY	1,320,000,000	11,716,798
Total				56,982,876
Treasury Bills(m) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 1.1%
U.S. Treasury Bills
01/11/2018	1.090%	25,450,000	25,440,136
U.S. Treasury Bills(n)
02/01/2018	1.120%	6,785,000	6,777,933
03/01/2018	1.200%	1,531,000	1,527,877
Total			33,745,946
Total Treasury Bills (Cost $90,904,427)			90,728,822

U.S. Treasury Obligations 19.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(j)
12/31/2019	1.875%	17,430,000	17,424,451
U.S. Treasury
10/31/2022	2.000%	68,485,000	67,897,518
11/30/2022	2.000%	152,630,000	151,250,933
12/31/2022	2.125%	116,710,000	116,244,872
11/15/2027	2.250%	73,130,000	72,111,569
11/15/2047	2.750%	152,940,000	153,198,914
Total U.S. Treasury Obligations (Cost $576,464,433)			578,128,257

Money Market Funds 13.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(o),(p)	412,152,007	412,152,007
Total Money Market Funds (Cost $412,145,841)		412,152,007
Total Investments (Cost: $3,329,006,820)		3,344,720,502
Other Assets & Liabilities, Net		(357,727,481)
Net Assets		2,986,993,021

At December 31, 2017, securities and/or cash totaling $1,527,849 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,100,000,000 JPY	45,438,347 USD	Goldman Sachs	01/10/2018	159,419	—
1,320,000,000 JPY	11,927,513 USD	Goldman Sachs	02/26/2018	181,892	—
Total				341,311	—

The accompanying Notes to Financial Statements are an integral part of this statement.
248	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,792	03/2018	USD	384,364,145	—	(744,073)
U.S. Treasury 5-Year Note	774	03/2018	USD	90,136,619	—	(444,089)
U.S. Ultra Bond	55	03/2018	USD	9,298,757	166,490	—
Total					166,490	(1,188,162)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $299,327,041, which represents 10.02% of net assets.
(b)	Variable rate security.
(c)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(d)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(e)	Non-income producing investment.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $631,183, which represents 0.02% of net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(i)	Principal and interest may not be guaranteed by the government.
(j)	Represents a security purchased on a when-issued basis.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(m)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	330,872,255	2,988,151,727	(2,906,871,975)	412,152,007	13,617	6,837	2,880,796	412,152,007
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	249

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	177,021,106	—	—	177,021,106
Commercial Mortgage-Backed Securities - Agency	—	158,787,974	—	—	158,787,974
Commercial Mortgage-Backed Securities - Non-Agency	—	31,460,857	—	—	31,460,857
Common Stocks
Energy	1,087,061	—	—	—	1,087,061
Utilities	—	—	631,183	—	631,183
Total Common Stocks	1,087,061	—	631,183	—	1,718,244
Corporate Bonds & Notes	—	773,944,028	—	—	773,944,028
Foreign Government Obligations	—	19,430,789	—	—	19,430,789
The accompanying Notes to Financial Statements are an integral part of this statement.
250	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – TCW Core Plus Bond Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Inflation-Indexed Bonds	—	87,598,837	—	—	87,598,837
Municipal Bonds	—	25,538,624	—	—	25,538,624
Residential Mortgage-Backed Securities - Agency	—	795,845,084	—	—	795,845,084
Residential Mortgage-Backed Securities - Non-Agency	—	184,971,406	388,470	—	185,359,876
Senior Loans	—	7,005,997	—	—	7,005,997
Treasury Bills	33,745,946	56,982,876	—	—	90,728,822
U.S. Treasury Obligations	578,128,257	—	—	—	578,128,257
Money Market Funds	—	—	—	412,152,007	412,152,007
Total Investments	612,961,264	2,318,587,578	1,019,653	412,152,007	3,344,720,502
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	341,311	—	—	341,311
Futures Contracts	166,490	—	—	—	166,490
Liability
Futures Contracts	(1,188,162)	—	—	—	(1,188,162)
Total	611,939,592	2,318,928,889	1,019,653	412,152,007	3,344,040,141
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	251

Portfolio of Investments
Variable Portfolio – Wells Fargo Short Duration Government Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 14.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Republic Auto Receivables Trust
Series 2017-1 Class A4
06/15/2022	2.280%	5,123,000	5,103,645
Capital Auto Receivables Asset Trust(a)
Series 2017-1 Class A4
03/21/2022	2.220%	4,944,000	4,916,198
Ford Credit Auto Lease Trust
Series 2017-B Class A4
02/15/2021	2.170%	5,596,000	5,569,244
GM Financial Automobile Leasing Trust
Series 2017-2 Class A4
06/21/2021	2.180%	4,745,000	4,698,099
Hertz Vehicle Financing II LP(a)
Series 2015-1A Class A
03/25/2021	2.730%	13,339,000	13,378,011
Series 2015-3A Class A
09/25/2021	2.670%	11,680,000	11,496,112
Navient Private Education Loan Trust(a),(b)
Series 2014-CTA Class A
1-month USD LIBOR + 0.700% 09/16/2024	2.177%	4,981,911	4,994,715
Navient Student Loan Trust(a),(b)
Series 2017-3A Class A2
1-month USD LIBOR + 0.600% 07/26/2066	2.152%	5,109,000	5,141,902
Series 2017-4A Class A2
1-month USD LIBOR + 0.500% 09/27/2066	2.052%	12,500,000	12,521,108
Nelnet Student Loan Trust(b)
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% 01/25/2037	1.527%	5,019,167	4,967,162
Series 2006-1 Class A5
3-month USD LIBOR + 0.110% 08/23/2027	1.564%	1,852,010	1,846,859
Nelnet Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	2.128%	9,297,501	9,421,767
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% 11/25/2042	2.337%	2,168,351	2,196,087
SLM Private Education Loan Trust(a),(b)
Series 2010-A Class 1A
Prime Rate + -0.050% 05/16/2044	4.200%	1,375,503	1,400,914
Series 2014-A Class A2B
1-month USD LIBOR + 1.150% 01/15/2026	2.627%	3,541,339	3,569,309
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Private Education Loan Trust(a)
Series 2014-A Class A2A
01/15/2026	2.590%	2,133,456	2,137,812
SLM Student Loan Trust(b)
Series 2005-6 Class A5B
3-month USD LIBOR + 1.200% 07/27/2026	2.567%	498,662	501,075
Series 2005-6 Class A6
3-month USD LIBOR + 0.140% 10/27/2031	1.507%	3,846,000	3,791,602
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	2.202%	11,680,717	11,746,621
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	4,784,985	4,775,081
Series 2015-C Class A2A
07/15/2027	2.750%	5,243,071	5,251,733
SoFi Professional Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.100% 10/27/2036	2.428%	2,706,604	2,744,854
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	2.502%	6,358,145	6,422,551
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	2.082%	3,069,602	3,097,886
Series 2017-A Class A1
1-month USD LIBOR + 0.700% 03/26/2040	2.252%	4,612,486	4,636,459
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	2.152%	5,056,730	5,056,727
Total Asset-Backed Securities — Non-Agency (Cost $141,234,006)			141,383,533

Commercial Mortgage-Backed Securities - Agency 1.5%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K017 Class A1
12/25/2020	1.891%	1,652,578	1,650,032
Federal National Mortgage Association(b)
CMO Series 2015-M10 Class FA
1-month USD LIBOR + 0.250% 03/25/2019	1.488%	2,678,996	2,678,292
CMO Series 2015-M4 Class FA
1-month USD LIBOR + 0.210% 09/25/2018	1.448%	5,566,056	5,562,068

The accompanying Notes to Financial Statements are an integral part of this statement.
252	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-M8 Class FA
1-month USD LIBOR + 0.170% 11/25/2018	1.408%	4,329,944	4,331,159
Total Commercial Mortgage-Backed Securities - Agency (Cost $14,237,071)			14,221,551

Commercial Mortgage-Backed Securities - Non-Agency 1.3%

DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	290,004	295,003
GS Mortgage Securities Corp. Trust(a)
Series 2010-C2 Class A1
12/10/2043	3.849%	896,986	916,139
GS Mortgage Securities Trust(a)
Series 2010-C1 Class A1
08/10/2043	3.679%	1,459,725	1,481,065
GS Mortgage Securities Trust
Series 2012-GCJ7 Class AAB
05/10/2045	2.935%	1,708,498	1,727,236
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 Class A1
02/15/2047	1.254%	303,163	302,480
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2010-C1 Class A2
06/15/2043	4.608%	2,702,693	2,798,419
Series 2010-C2 Class A2
11/15/2043	3.616%	540,720	547,168
Series 2011-C4 Class A3
07/15/2046	4.106%	1,167,526	1,171,610
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX Class A3
06/15/2045	3.139%	2,068,383	2,079,924
Morgan Stanley Capital I Trust(a)
Series 2011-C2 Class A3
06/15/2044	4.210%	920,730	941,254
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $12,667,605)			12,260,298

Residential Mortgage-Backed Securities - Agency 42.5%

Federal Home Loan Mortgage Corp.
10/01/2018- 04/01/2031	4.500%	4,025,628	4,255,399
06/01/2025- 08/01/2035	4.000%	41,110,971	43,478,331
08/01/2030- 07/01/2032	3.500%	7,239,309	7,517,774
CMO Series 2010-3653 Class AU
04/15/2040	4.000%	2,054,703	2,139,631
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3272 Class PA
02/15/2037	6.000%	1,527,636	1,701,841
CMO Series 4248
06/15/2042	3.500%	7,227,347	7,307,633
CMO Series 4425 Class A
09/15/2040	4.000%	3,399,121	3,547,572
CMO Series 4425 Class LA
07/15/2039	4.000%	7,048,559	7,304,839
CMO Series 4604 Class AB
08/15/2046	3.000%	7,145,948	7,208,127
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.842% 05/01/2042	3.432%	3,869,330	3,977,786
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Series T-11 Class A8
01/25/2028	6.500%	1,125,023	1,226,222
Federal National Mortgage Association
01/01/2020- 09/01/2037	4.500%	33,040,969	34,581,318
02/01/2023- 10/01/2040	5.000%	6,434,691	6,830,262
12/01/2025- 11/01/2046	4.000%	148,081,903	156,319,147
07/01/2027- 03/01/2033	3.500%	75,945,022	78,846,415
CMO Series 1993-201 Class L
10/25/2023	6.500%	545,439	592,367
CMO Series 2009-20 Class DT
04/25/2039	4.500%	3,673,004	3,934,246
CMO Series 2013-103 Class H
03/25/2038	4.500%	6,360,597	6,700,876
Federal National Mortgage Association(b)
12-month USD LIBOR + 1.626% 10/01/2038	3.383%	11,882,840	12,400,907
12-month USD LIBOR + 1.620% 09/01/2047	3.063%	17,743,757	18,122,182
Government National Mortgage Association(c)
CMO Series 2011-137 Class WA
07/20/2040	5.554%	3,526,937	3,903,822
CMO Series 2016-112 Class AW
12/20/2040	7.147%	3,533,901	4,049,416
Total Residential Mortgage-Backed Securities - Agency (Cost $419,198,443)			415,946,113

Residential Mortgage-Backed Securities - Non-Agency 1.4%

COLT Mortgage Loan Trust(a),(c)
CMO Series 2017-2 Class A1A
10/25/2047	2.415%	8,816,904	8,832,502

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	253

Portfolio of Investments   (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(a),(c)
CMO Series 2017-5 Class A1
12/15/2047	3.188%	5,109,063	5,151,659
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $13,984,865)			13,984,161

U.S. Government & Agency Obligations 1.4%

Federal National Mortgage Association(d)
Subordinated
10/09/2019	0.000%	14,648,000	14,107,855
Total U.S. Government & Agency Obligations (Cost $14,204,606)			14,107,855

U.S. Treasury Obligations 37.6%

U.S. Treasury
12/31/2017	1.000%	10,525,000	10,524,919
07/31/2018	0.750%	2,399,000	2,387,279
08/31/2018	0.750%	6,377,000	6,338,389
11/30/2018	1.000%	13,764,000	13,667,069
12/31/2018	1.250%	24,787,000	24,651,373
01/31/2019	1.125%	11,199,000	11,114,919
02/28/2019	1.125%	13,900,000	13,785,336
03/31/2019	1.250%	13,002,000	12,906,105
03/31/2019	1.625%	1,703,000	1,698,080
04/30/2019	1.250%	9,995,000	9,915,743
06/15/2019	0.875%	20,152,000	19,870,224
06/30/2019	1.250%	1,213,000	1,202,247
08/31/2019	1.250%	24,765,000	24,514,188
09/30/2019	1.375%	27,927,000	27,686,436
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/31/2019	1.500%	14,768,000	14,667,359
11/15/2019	1.000%	10,231,000	10,066,703
11/30/2019	1.750%	3,525,000	3,516,062
12/15/2019	1.375%	27,584,000	27,313,609
02/15/2020	1.375%	20,190,000	19,968,429
03/15/2020	1.625%	3,353,000	3,332,705
07/15/2020	1.500%	2,774,000	2,744,407
08/15/2020	1.500%	1,535,000	1,518,171
09/30/2020	1.375%	8,526,000	8,396,697
10/15/2020	1.625%	26,616,000	26,379,805
11/15/2020	1.750%	1,055,000	1,048,961
12/15/2020	1.875%	59,937,000	59,762,568
U.S. Treasury(e)
12/31/2019	1.875%	9,409,000	9,406,005
Total U.S. Treasury Obligations (Cost $370,039,173)			368,383,788

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(f),(g)	21,878,232	21,878,232
Total Money Market Funds (Cost $21,876,137)		21,878,232
Total Investments (Cost: $1,007,441,906)		1,002,165,531
Other Assets & Liabilities, Net		(23,592,553)
Net Assets		978,572,978

At December 31, 2017, securities and/or cash totaling $795,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	836	03/2018	USD	179,312,737	—	(380,400)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(539)	03/2018	USD	(62,769,558)	327,429	—
U.S. Treasury Ultra 10-Year Note	(152)	03/2018	USD	(20,531,911)	92,321	—
Total					419,750	—
The accompanying Notes to Financial Statements are an integral part of this statement.
254	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund, December 31, 2017
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $123,097,958, which represents 12.58% of net assets.
(b)	Variable rate security.
(c)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	50,745,375	1,243,989,974	(1,272,857,117)	21,878,232	(8,260)	2,095	296,739	21,878,232
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	255

Portfolio of Investments   (continued)
Variable Portfolio – Wells Fargo Short Duration Government Fund, December 31, 2017
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	141,383,533	—	—	141,383,533
Commercial Mortgage-Backed Securities - Agency	—	14,221,551	—	—	14,221,551
Commercial Mortgage-Backed Securities - Non-Agency	—	12,260,298	—	—	12,260,298
Residential Mortgage-Backed Securities - Agency	—	415,946,113	—	—	415,946,113
Residential Mortgage-Backed Securities - Non-Agency	—	13,984,161	—	—	13,984,161
U.S. Government & Agency Obligations	—	14,107,855	—	—	14,107,855
U.S. Treasury Obligations	368,383,788	—	—	—	368,383,788
Money Market Funds	—	—	—	21,878,232	21,878,232
Total Investments	368,383,788	611,903,511	—	21,878,232	1,002,165,531
Derivatives
Asset
Futures Contracts	419,750	—	—	—	419,750
Liability
Futures Contracts	(380,400)	—	—	—	(380,400)
Total	368,423,138	611,903,511	—	21,878,232	1,002,204,881
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
256	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Westfield Mid Cap Growth Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.2%
Issuer	Shares	Value ($)
Consumer Discretionary 15.7%
Auto Components 2.5%
Aptiv PLC	57,696	4,894,352
Delphi Technologies PLC(a)	156,545	8,213,916
Total		13,108,268
Hotels, Restaurants & Leisure 6.6%
Aramark	188,820	8,070,167
Marriott International, Inc., Class A	94,100	12,772,193
MGM Resorts International	262,040	8,749,516
Six Flags Entertainment Corp.	88,360	5,882,125
Total		35,474,001
Household Durables 0.5%
Newell Brands, Inc.	84,402	2,608,022
Internet & Direct Marketing Retail 1.3%
Expedia, Inc.	55,894	6,694,424
Multiline Retail 2.0%
Dollar Tree, Inc.(a)	101,972	10,942,615
Specialty Retail 1.2%
L Brands, Inc.	108,860	6,555,549
Textiles, Apparel & Luxury Goods 1.6%
PVH Corp.	60,600	8,314,926
Total Consumer Discretionary		83,697,805
Consumer Staples 3.6%
Beverages 1.9%
Constellation Brands, Inc., Class A	43,610	9,967,938
Food Products 1.7%
Pinnacle Foods, Inc.	155,480	9,246,396
Total Consumer Staples		19,214,334
Energy 3.9%
Oil, Gas & Consumable Fuels 3.9%
Andeavor	65,370	7,474,406
Pioneer Natural Resources Co.	76,285	13,185,862
Total		20,660,268
Total Energy		20,660,268
Financials 8.5%
Banks 1.6%
Western Alliance Bancorp(a)	146,230	8,279,543
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.0%
E*TRADE Financial Corp.(a)	179,360	8,890,875
MSCI, Inc.	57,488	7,274,532
Total		16,165,407
Insurance 3.9%
Arthur J Gallagher & Co.	144,210	9,125,609
Progressive Corp. (The)	209,790	11,815,372
Total		20,940,981
Total Financials		45,385,931
Health Care 14.4%
Biotechnology 2.9%
BioMarin Pharmaceutical, Inc.(a)	65,550	5,845,094
Bioverativ, Inc.(a)	118,410	6,384,667
Clovis Oncology, Inc.(a)	52,610	3,577,480
Total		15,807,241
Health Care Equipment & Supplies 4.6%
Cooper Companies, Inc. (The)	45,669	9,950,362
Hill-Rom Holdings, Inc.	107,620	9,071,290
IDEXX Laboratories, Inc.(a)	34,480	5,391,982
Total		24,413,634
Health Care Providers & Services 0.7%
Envision Healthcare Corp.(a)	116,830	4,037,645
Life Sciences Tools & Services 3.7%
ICON PLC(a)	98,350	11,029,952
Mettler-Toledo International, Inc.(a)	13,990	8,667,085
Total		19,697,037
Pharmaceuticals 2.5%
Jazz Pharmaceuticals PLC(a)	62,740	8,447,941
Medicines Co. (The)(a)	174,010	4,757,433
Total		13,205,374
Total Health Care		77,160,931
Industrials 18.0%
Aerospace & Defense 3.5%
Teledyne Technologies, Inc.(a)	60,855	11,023,883
TransDigm Group, Inc.	27,900	7,661,898
Total		18,685,781

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	257

Portfolio of Investments   (continued)
Variable Portfolio – Westfield Mid Cap Growth Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.5%
United Continental Holdings, Inc.(a)	115,130	7,759,762
Building Products 2.1%
Lennox International, Inc.	55,190	11,493,869
Electrical Equipment 2.3%
AMETEK, Inc.	167,420	12,132,928
Professional Services 2.8%
IHS Markit Ltd.(a)	153,419	6,926,868
TransUnion (a)	148,850	8,180,796
Total		15,107,664
Road & Rail 2.1%
JB Hunt Transport Services, Inc.	99,487	11,439,015
Trading Companies & Distributors 2.1%
Ferguson PLC, ADR	1,551,940	11,104,131
Transportation Infrastructure 1.6%
Macquarie Infrastructure Corp.	136,710	8,776,782
Total Industrials		96,499,932
Information Technology 25.2%
Communications Equipment 2.0%
Ciena Corp.(a)	242,460	5,074,688
Palo Alto Networks, Inc.(a)	37,266	5,401,334
Total		10,476,022
IT Services 8.8%
Alliance Data Systems Corp.	44,450	11,267,186
Fidelity National Information Services, Inc.	123,000	11,573,070
FleetCor Technologies, Inc.(a)	67,559	13,000,378
Vantiv, Inc., Class A(a)	154,120	11,335,526
Total		47,176,160
Semiconductors & Semiconductor Equipment 6.2%
Cypress Semiconductor Corp.	437,010	6,660,032
Inphi Corp.(a)	169,160	6,191,256
Lam Research Corp.	50,630	9,319,464
Microchip Technology, Inc.	83,780	7,362,587
Skyworks Solutions, Inc.	34,560	3,281,472
Total		32,814,811
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.2%
Autodesk, Inc.(a)	96,030	10,066,825
Nice Ltd., ADR	91,090	8,372,082
Red Hat, Inc.(a)	73,375	8,812,338
ServiceNow, Inc.(a)	76,513	9,976,530
Splunk, Inc.(a)	81,747	6,771,921
Total		43,999,696
Total Information Technology		134,466,689
Materials 4.9%
Chemicals 1.5%
Celanese Corp., Class A	76,900	8,234,452
Construction Materials 1.6%
Vulcan Materials Co.	66,094	8,484,487
Containers & Packaging 1.8%
Avery Dennison Corp.	84,240	9,675,806
Total Materials		26,394,745
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Alexandria Real Estate Equities, Inc.	61,760	8,065,239
CyrusOne, Inc.	134,010	7,977,615
Total		16,042,854
Total Real Estate		16,042,854
Total Common Stocks (Cost $467,492,109)		519,523,489

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	17,880,701	17,880,701
Total Money Market Funds (Cost $17,879,740)		17,880,701
Total Investments (Cost: $485,371,849)		537,404,190
Other Assets & Liabilities, Net		(2,693,032)
Net Assets		534,711,158

The accompanying Notes to Financial Statements are an integral part of this statement.
258	Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Westfield Mid Cap Growth Fund, December 31, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	15,402,040	133,222,100	(130,743,439)	17,880,701	(483)	976	170,610	17,880,701
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	259

Portfolio of Investments   (continued)
Variable Portfolio – Westfield Mid Cap Growth Fund, December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	83,697,805	—	—	—	83,697,805
Consumer Staples	19,214,334	—	—	—	19,214,334
Energy	20,660,268	—	—	—	20,660,268
Financials	45,385,931	—	—	—	45,385,931
Health Care	77,160,931	—	—	—	77,160,931
Industrials	96,499,932	—	—	—	96,499,932
Information Technology	134,466,689	—	—	—	134,466,689
Materials	26,394,745	—	—	—	26,394,745
Real Estate	16,042,854	—	—	—	16,042,854
Total Common Stocks	519,523,489	—	—	—	519,523,489
Money Market Funds	—	—	—	17,880,701	17,880,701
Total Investments	519,523,489	—	—	17,880,701	537,404,190
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
260	Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
	Columbia Variable Portfolio – U.S. Equities Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – CenterSquare Real Estate Fund
Assets
Investments in unaffiliated issuers, at cost	$900,993,635	$4,091,749,459	$441,737,618
Investments in affiliated issuers, at cost	13,034,501	109,777,706	2,687,714
Investments in unaffiliated issuers, at value	1,044,406,872	4,163,204,596	447,991,252
Investments in affiliated issuers, at value	13,034,893	109,784,057	2,687,925
Cash	—	18,655	—
Foreign currency (identified cost $—, $5,334,991, $—)	—	5,415,446	—
Margin deposits on:
Futures contracts	115,050	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	9,466,757	—
Receivable for:
Investments sold	13,452,565	540,873	907,648
Capital shares sold	—	—	2,629
Dividends	1,191,251	77,556	2,392,918
Interest	—	27,932,484	—
Foreign tax reclaims	469	101,131	8,725
Variation margin for futures contracts	—	99,094	—
Variation margin for swap contracts	—	235,778	—
Prepaid expenses	3,642	9,434	2,412
Total assets	1,072,204,742	4,316,885,861	453,993,509
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	—	13,576,284	—
Payable for:
Investments purchased	12,715,577	—	—
Investments purchased on a delayed delivery basis	—	351,846,210	—
Capital shares purchased	1,558,529	3,920,493	692
Variation margin for futures contracts	25,545	566,922	—
Management services fees	708,308	1,477,834	268,843
Distribution and/or service fees	3,365	2,328	5,382
Service fees	791	539	1,303
Compensation of board members	54,582	148,611	38,162
Compensation of chief compliance officer	232	869	94
Audit fees	30,272	35,040	32,346
Other expenses	13,942	19,077	6,490
Total liabilities	15,111,143	371,594,207	353,312
Net assets applicable to outstanding capital stock	$1,057,093,599	$3,945,291,654	$453,640,197
Represented by
Paid in capital	—	3,752,791,215	436,886,303
Undistributed net investment income	—	108,649,209	8,725,327
Accumulated net realized gain	—	14,096,978	1,775,201
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	—	71,455,137	6,253,634
Investments - affiliated issuers	—	6,351	211
Foreign currency translations	—	79,213	(479)
Forward foreign currency exchange contracts	—	(4,109,527)	—
Futures contracts	—	700,836	—
Swap contracts	—	1,622,242	—
Trust capital	$1,057,093,599	$—	$—
Total - representing net assets applicable to outstanding capital stock	$1,057,093,599	$3,945,291,654	$453,640,197
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	261

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Columbia Variable Portfolio – U.S. Equities Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – CenterSquare Real Estate Fund
Class 1
Net assets	$1,040,129,490	$3,933,590,941	$426,287,349
Shares outstanding	45,183,905	352,852,223	49,338,444
Net asset value per share	$23.02	$11.15	$8.64
Class 2
Net assets	$16,964,109	$11,700,713	$27,352,848
Shares outstanding	751,204	1,053,640	3,183,137
Net asset value per share	$22.58	$11.11	$8.59
The accompanying Notes to Financial Statements are an integral part of this statement.
262	Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – DFA International Value Fund	Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Assets
Investments in unaffiliated issuers, at cost	$99,058,687	$1,505,525,561	$139,640,689
Investments in affiliated issuers, at cost	3,117,804	7,611,813	8,972,664
Investments in unaffiliated issuers, at value	119,308,012	1,764,905,791	139,759,497
Investments in affiliated issuers, at value	3,117,959	7,611,813	8,972,891
Cash	—	—	1,390,316
Foreign currency (identified cost $—, $4,862,803, $—)	—	4,882,880	—
Receivable for:
Investments sold	144,278	421,388	8,718
Investments sold on a delayed delivery basis	—	—	290,594
Capital shares sold	—	—	40,797
Dividends	149,203	1,788,848	9,715
Interest	—	—	228,244
Foreign tax reclaims	308,174	4,307,363	—
Expense reimbursement due from Investment Manager	7,883	—	8,582
Prepaid expenses	1,770	4,800	1,839
Total assets	123,037,279	1,783,922,883	150,711,193
Liabilities
Foreign currency (identified cost $489, $ —, $—)	489	—	—
Payable for:
Investments purchased	1,318,681	—	374,680
Investments purchased on a delayed delivery basis	—	—	5,033,498
Capital shares purchased	51,455	2,418,379	1,333
Foreign capital gains taxes deferred	19,131	—	—
Management services fees	96,788	1,124,216	80,528
Distribution and/or service fees	7,478	4,002	8,721
Service fees	1,708	885	2,103
Compensation of board members	43,473	84,432	48,414
Compensation of chief compliance officer	22	387	30
Other expenses	45,782	66,815	49,381
Other liabilities	193	—	—
Total liabilities	1,585,200	3,699,116	5,598,688
Net assets applicable to outstanding capital stock	$121,452,079	$1,780,223,767	$145,112,505
Represented by
Paid in capital	93,787,014	1,502,838,884	157,485,476
Undistributed net investment income	1,105,652	11,626,142	5,015,485
Accumulated net realized gain (loss)	6,325,255	6,102,273	(17,507,491)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	20,249,325	259,380,230	118,808
Investments - affiliated issuers	155	—	227
Foreign currency translations	3,809	276,238	—
Foreign capital gains tax	(19,131)	—	—
Total - representing net assets applicable to outstanding capital stock	$121,452,079	$1,780,223,767	$145,112,505
Class 1
Net assets	$82,441,641	$1,759,557,273	$101,015,454
Shares outstanding	14,067,481	153,338,392	13,120,305
Net asset value per share	$5.86	$11.47	$7.70
Class 2
Net assets	$39,010,438	$20,666,494	$44,097,051
Shares outstanding	6,686,775	1,805,766	5,831,085
Net asset value per share	$5.83	$11.44	$7.56
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	263

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	Variable Portfolio – MFS® Value Fund	Variable Portfolio – Morgan Stanley Advantage Fund
Assets
Investments in unaffiliated issuers, at cost	$1,389,360,292	$1,553,495,651	$1,458,968,126
Investments in affiliated issuers, at cost	15,837,149	14,243,935	66,171,304
Investments in unaffiliated issuers, at value	1,587,930,618	2,239,938,982	1,748,690,811
Investments in affiliated issuers, at value	15,838,219	14,243,935	66,175,288
Foreign currency (identified cost $—, $39,133, $591)	—	39,133	600
Receivable for:
Investments sold	—	2,607,039	—
Capital shares sold	4,970	—	78,386
Dividends	846,963	3,188,432	643,111
Foreign tax reclaims	1,373	132,589	85,387
Prepaid expenses	4,533	5,831	4,793
Total assets	1,604,626,676	2,260,155,941	1,815,678,376
Liabilities
Due to custodian	1,373	68,669	—
Payable for:
Investments purchased	—	1,490,583	—
Capital shares purchased	730,855	3,848,529	756,164
Management services fees	873,031	1,193,248	964,226
Distribution and/or service fees	1,983	9,662	1,845
Service fees	426	2,133	443
Compensation of board members	81,630	102,356	82,433
Compensation of chief compliance officer	274	464	324
Other expenses	41,175	45,205	38,156
Total liabilities	1,730,747	6,760,849	1,843,591
Net assets applicable to outstanding capital stock	$1,602,895,929	$2,253,395,092	$1,813,834,785
Represented by
Trust capital	$1,602,895,929	$2,253,395,092	$1,813,834,785
Total - representing net assets applicable to outstanding capital stock	$1,602,895,929	$2,253,395,092	$1,813,834,785
Class 1
Net assets	$1,593,067,052	$2,203,984,974	$1,804,566,233
Shares outstanding	59,992,732	88,306,221	66,393,555
Net asset value per share	$26.55	$24.96	$27.18
Class 2
Net assets	$9,828,877	$49,410,118	$9,268,552
Shares outstanding	377,488	2,016,783	347,579
Net asset value per share	$26.04	$24.50	$26.67
The accompanying Notes to Financial Statements are an integral part of this statement.
264	Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Oppenheimer International Growth Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Assets
Investments in unaffiliated issuers, at cost	$1,369,814,688	$3,326,609,032	$537,590,708
Investments in affiliated issuers, at cost	24,307,337	47,206,399	12,986,440
Investments in unaffiliated issuers, at value	1,689,240,952	3,366,518,217	641,883,718
Investments in affiliated issuers, at value	24,307,337	47,208,535	12,986,735
Cash	—	28,813	—
Foreign currency (identified cost $71, $—, $—)	64	—	—
Receivable for:
Investments sold	—	25,948,849	589,736
Investments sold on a delayed delivery basis	—	127,464,212	—
Capital shares sold	30,260	19,662	3,430
Dividends	402,515	46,283	133,398
Interest	—	15,380,134	—
Foreign tax reclaims	5,533,011	58,560	—
Prepaid expenses	4,840	8,145	2,801
Total assets	1,719,518,979	3,582,681,410	655,599,818
Liabilities
Payable for:
Investments purchased	181,055	39,312,641	2,121,603
Investments purchased on a delayed delivery basis	—	243,523,783	—
Capital shares purchased	2,202,421	3,412,854	1,102,324
Foreign capital gains taxes deferred	167,313	—	—
Management services fees	1,222,096	1,247,753	443,041
Distribution and/or service fees	6,513	2,131	1,397
Service fees	1,392	500	319
Compensation of board members	101,854	136,395	45,632
Compensation of chief compliance officer	415	723	136
Other expenses	83,941	65,524	38,569
Total liabilities	3,967,000	287,702,304	3,753,021
Net assets applicable to outstanding capital stock	$1,715,551,979	$3,294,979,106	$651,846,797
Represented by
Paid in capital	1,328,906,210	3,154,480,180	—
Undistributed net investment income	6,840,287	65,342,528	—
Accumulated net realized gain	60,377,292	35,245,077	—
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	319,426,264	39,909,185	—
Investments - affiliated issuers	—	2,136	—
Foreign currency translations	169,239	—	—
Foreign capital gains tax	(167,313)	—	—
Trust capital	$—	$—	$651,846,797
Total - representing net assets applicable to outstanding capital stock	$1,715,551,979	$3,294,979,106	$651,846,797
Class 1
Net assets	$1,682,195,994	$3,284,309,837	$644,745,747
Shares outstanding	136,892,091	300,176,966	29,375,329
Net asset value per share	$12.29	$10.94	$21.95
Class 2
Net assets	$33,355,985	$10,669,269	$7,101,050
Shares outstanding	2,725,837	979,474	329,850
Net asset value per share	$12.24	$10.89	$21.53
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	265

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – T. Rowe Price Large Cap Value Fund	Variable Portfolio – TCW Core Plus Bond Fund
Assets
Investments in unaffiliated issuers, at cost	$2,241,613,791	$2,054,989,867	$2,916,860,979
Investments in affiliated issuers, at cost	64,990,820	43,140,907	412,145,841
Investments in unaffiliated issuers, at value	2,538,661,172	2,453,620,244	2,932,568,495
Investments in affiliated issuers, at value	64,992,171	43,141,320	412,152,007
Cash	—	—	121,197
Foreign currency (identified cost $11, $—, $—)	11	—	—
Margin deposits on:
Futures contracts	1,980,000	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	341,311
Receivable for:
Investments sold	1,941,249	2,560,956	2,152,896
Capital shares sold	—	52,644	—
Dividends	1,805,425	4,227,811	285,676
Interest	—	—	13,185,800
Foreign tax reclaims	11,350,689	247,306	16,341
Variation margin for futures contracts	5,500	—	208,625
Prepaid expenses	6,713	6,170	7,562
Total assets	2,620,742,930	2,503,856,451	3,361,039,910
Liabilities
Payable for:
Investments purchased	2,928,508	—	125,088,619
Investments purchased on a delayed delivery basis	—	—	244,222,203
Capital shares purchased	935,725	3,800,098	3,445,822
Management services fees	1,785,977	1,302,982	1,138,857
Distribution and/or service fees	1,674	3,362	1,398
Service fees	386	738	314
Compensation of board members	84,763	100,065	98,519
Compensation of chief compliance officer	550	502	661
Other expenses	86,091	38,843	50,496
Total liabilities	5,823,674	5,246,590	374,046,889
Net assets applicable to outstanding capital stock	$2,614,919,256	$2,498,609,861	$2,986,993,021
Represented by
Paid in capital	2,312,995,985	—	2,908,215,409
Undistributed net investment income	1,746,375	—	58,389,243
Accumulated net realized gain	1,398,347	—	5,355,048
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	297,047,381	—	15,707,516
Investments - affiliated issuers	1,351	—	6,166
Foreign currency translations	383,290	—	—
Forward foreign currency exchange contracts	—	—	341,311
Futures contracts	1,346,527	—	(1,021,672)
Trust capital	$—	$2,498,609,861	$—
Total - representing net assets applicable to outstanding capital stock	$2,614,919,256	$2,498,609,861	$2,986,993,021
Class 1
Net assets	$2,606,365,311	$2,481,559,565	$2,979,922,416
Shares outstanding	218,721,947	108,803,783	280,690,219
Net asset value per share	$11.92	$22.81	$10.62
Class 2
Net assets	$8,553,945	$17,050,296	$7,070,605
Shares outstanding	722,297	761,958	668,480
Net asset value per share	$11.84	$22.38	$10.58
The accompanying Notes to Financial Statements are an integral part of this statement.
266	Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Wells Fargo Short Duration Government Fund	Variable Portfolio – Westfield Mid Cap Growth Fund
Assets
Investments in unaffiliated issuers, at cost	$985,565,769	$467,492,109
Investments in affiliated issuers, at cost	21,876,137	17,879,740
Investments in unaffiliated issuers, at value	980,287,299	519,523,489
Investments in affiliated issuers, at value	21,878,232	17,880,701
Margin deposits on:
Futures contracts	795,000	—
Receivable for:
Investments sold	130,807	—
Investments sold on a delayed delivery basis	1,848,438	—
Capital shares sold	7,049	—
Dividends	15,074	283,306
Interest	2,484,723	—
Variation margin for futures contracts	52,250	—
Prepaid expenses	3,543	2,498
Total assets	1,007,502,415	537,689,994
Liabilities
Due to custodian	1,680	—
Payable for:
Investments purchased	16,170,696	2,425,557
Investments purchased on a delayed delivery basis	11,254,737	—
Capital shares purchased	930,515	116,693
Variation margin for futures contracts	93,281	—
Management services fees	333,654	341,301
Distribution and/or service fees	4,420	3,797
Service fees	967	911
Compensation of board members	96,702	54,918
Compensation of chief compliance officer	221	102
Other expenses	42,564	35,557
Total liabilities	28,929,437	2,978,836
Net assets applicable to outstanding capital stock	$978,572,978	$534,711,158
Represented by
Paid in capital	976,071,655	—
Undistributed net investment income	11,310,472	—
Accumulated net realized loss	(3,572,124)	—
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(5,278,470)	—
Investments - affiliated issuers	2,095	—
Futures contracts	39,350	—
Trust capital	$—	$534,711,158
Total - representing net assets applicable to outstanding capital stock	$978,572,978	$534,711,158
Class 1
Net assets	$956,369,889	$515,408,044
Shares outstanding	95,108,746	22,000,509
Net asset value per share	$10.06	$23.43
Class 2
Net assets	$22,203,089	$19,303,114
Shares outstanding	2,217,353	840,840
Net asset value per share	$10.01	$22.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	267

Statement of Operations
Year Ended December 31, 2017
	Columbia Variable Portfolio – U.S. Equities Fund	Variable Portfolio – American Century Diversified Bond Fund	Variable Portfolio – CenterSquare Real Estate Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$14,980,160	$—	$12,205,543
Dividends — affiliated issuers	159,183	636,707	43,666
Interest	1,998	130,052,973	—
Foreign taxes withheld	(28,818)	(17,985)	(46)
Total income	15,112,523	130,671,695	12,249,163
Expenses:
Management services fees	8,970,907	19,308,233	3,272,698
Distribution and/or service fees
Class 2	39,347	27,645	65,618
Service fees
Class 1	4,777	3,412	7,533
Class 2	76	10	484
Transfer agent fees
Class 1	327,762	1,208,971	121,345
Class 2	4,574	3,195	7,743
Compensation of board members	32,839	86,242	21,751
Custodian fees	43,651	51,749	10,389
Printing and postage fees	6,968	4,828	8,034
Audit fees	32,106	35,040	45,125
Legal fees	15,266	38,707	9,983
Compensation of chief compliance officer	241	865	71
Other	27,890	76,874	13,278
Total expenses	9,506,404	20,845,771	3,584,052
Net investment income	5,606,119	109,825,924	8,665,111
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	111,523,776	22,620,842	2,305,218
Investments — affiliated issuers	(308)	(123)	(441)
Foreign currency translations	—	138,096	(5,505)
Forward foreign currency exchange contracts	—	(5,529,070)	—
Futures contracts	971,259	(3,418,943)	—
Swap contracts	—	5,081,606	—
Net realized gain	112,494,727	18,892,408	2,299,272
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,800,401)	66,420,350	14,784,655
Investments — affiliated issuers	633	6,351	211
Foreign currency translations	—	143,461	6,996
Forward foreign currency exchange contracts	—	(5,338,782)	—
Futures contracts	110,533	1,151,686	—
Swap contracts	—	1,622,242	—
Net change in unrealized appreciation (depreciation)	(9,689,235)	64,005,308	14,791,862
Net realized and unrealized gain	102,805,492	82,897,716	17,091,134
Net increase in net assets resulting from operations	$108,411,611	$192,723,640	$25,756,245
The accompanying Notes to Financial Statements are an integral part of this statement.
268	Variable Portfolio Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – DFA International Value Fund	Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$2,200,370	$64,764,938	$—
Dividends — affiliated issuers	34,480	62,901	101,240
Interest	76,715	2,572	6,165,997
Foreign taxes withheld	(234,921)	(5,248,934)	—
Total income	2,076,644	59,581,477	6,267,237
Expenses:
Management services fees	1,075,583	14,355,711	985,685
Distribution and/or service fees
Class 2	78,157	40,747	103,897
Service fees
Class 1	7,110	5,395	9,088
Class 2	3,175	58	3,946
Transfer agent fees
Class 1	20,679	550,477	29,558
Class 2	8,399	4,260	11,912
Compensation of board members	18,187	47,150	19,462
Custodian fees	92,595	196,429	36,728
Printing and postage fees	10,038	6,339	12,813
Audit fees	94,930	80,809	38,090
Legal fees	7,292	20,889	7,603
Compensation of chief compliance officer	34	369	28
Other	11,616	46,655	9,318
Total expenses	1,427,795	15,355,288	1,268,128
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,640)	—	(127,412)
Total net expenses	1,274,155	15,355,288	1,140,716
Net investment income	802,489	44,226,189	5,126,521
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,686,091	27,727,516	(747,561)
Investments — affiliated issuers	(397)	(1,405)	(121)
Foreign currency translations	(52,182)	(7,794)	—
Net realized gain (loss)	8,633,512	27,718,317	(747,682)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,168,966	332,401,031	8,062
Investments — affiliated issuers	188	—	330
Foreign currency translations	50,342	434,885	—
Foreign capital gains tax	(17,962)	—	—
Net change in unrealized appreciation (depreciation)	19,201,534	332,835,916	8,392
Net realized and unrealized gain (loss)	27,835,046	360,554,233	(739,290)
Net increase in net assets resulting from operations	$28,637,535	$404,780,422	$4,387,231
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	269

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	Variable Portfolio – MFS® Value Fund	Variable Portfolio – Morgan Stanley Advantage Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$15,323,095	$55,411,763	$10,485,167
Dividends — affiliated issuers	167,957	208,886	459,404
Foreign taxes withheld	—	(573,164)	(223,950)
Total income	15,491,052	55,047,485	10,720,621
Expenses:
Management services fees	9,163,893	14,462,241	10,550,546
Distribution and/or service fees
Class 2	21,738	101,945	20,583
Service fees
Class 1	2,706	12,862	2,626
Class 2	17	263	14
Transfer agent fees
Class 1	330,481	621,050	415,089
Class 2	2,448	11,173	2,299
Compensation of board members	39,321	54,089	42,308
Custodian fees	23,435	28,463	18,971
Printing and postage fees	9,752	13,177	5,199
Audit fees	30,610	30,605	30,605
Legal fees	16,878	23,750	18,821
Compensation of chief compliance officer	303	467	322
Other	30,931	41,552	29,285
Total expenses	9,672,513	15,401,637	11,136,668
Net investment income (loss)	5,818,539	39,645,848	(416,047)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	263,127,996	125,803,860	201,682,551
Investments — affiliated issuers	415	(7,566)	(31,398)
Foreign currency translations	—	11,941	(52,330)
Net realized gain	263,128,411	125,808,235	201,598,823
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	67,607,921	185,109,590	226,029,071
Investments — affiliated issuers	1,070	85	4,584
Foreign currency translations	—	—	4,269
Net change in unrealized appreciation (depreciation)	67,608,991	185,109,675	226,037,924
Net realized and unrealized gain	330,737,402	310,917,910	427,636,747
Net increase in net assets resulting from operations	$336,555,941	$350,563,758	$427,220,700
The accompanying Notes to Financial Statements are an integral part of this statement.
270	Variable Portfolio Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Oppenheimer International Growth Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$38,815,282	$—	$2,951,005
Dividends — affiliated issuers	306,854	765,025	144,718
Interest	7	96,623,382	—
Foreign taxes withheld	(3,574,274)	—	—
Total income	35,547,869	97,388,407	3,095,723
Expenses:
Management services fees	16,869,111	16,120,935	5,430,595
Distribution and/or service fees
Class 2	67,844	26,202	15,035
Service fees
Class 1	8,749	3,205	1,922
Class 2	160	11	20
Transfer agent fees
Class 1	614,655	1,002,369	190,315
Class 2	7,217	3,058	1,652
Compensation of board members	51,435	75,412	25,531
Custodian fees	259,216	80,098	25,804
Printing and postage fees	8,446	7,370	13,233
Audit fees	95,074	42,715	30,605
Legal fees	21,725	33,355	11,626
Compensation of chief compliance officer	407	702	134
Other	47,622	62,331	17,552
Total expenses	18,051,661	17,457,763	5,764,024
Net investment income (loss)	17,496,208	79,930,644	(2,668,301)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,700,632	35,689,471	82,691,521
Investments — affiliated issuers	(952)	5,263	(334)
Foreign currency translations	(773,877)	—	—
Net realized gain	59,925,803	35,694,734	82,691,187
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	382,662,404	3,600,467	29,706,679
Investments — affiliated issuers	11	2,136	360
Foreign currency translations	441,894	—	—
Foreign capital gains tax	(104,368)	—	—
Net change in unrealized appreciation (depreciation)	382,999,941	3,602,603	29,707,039
Net realized and unrealized gain	442,925,744	39,297,337	112,398,226
Net increase in net assets resulting from operations	$460,421,952	$119,227,981	$109,729,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	271

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Pyramis® International Equity Fund	Variable Portfolio – T. Rowe Price Large Cap Value Fund	Variable Portfolio – TCW Core Plus Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$74,500,912	$58,221,213	$—
Dividends — affiliated issuers	770,928	507,558	2,880,796
Interest	32,009	—	73,019,474
Foreign taxes withheld	(6,119,208)	(1,184,348)	—
Total income	69,184,641	57,544,423	75,900,270
Expenses:
Management services fees	22,221,886	15,499,079	14,595,542
Distribution and/or service fees
Class 2	19,171	34,745	16,268
Service fees
Class 1	2,416	4,544	2,007
Class 2	7	29	5
Transfer agent fees
Class 1	746,557	677,334	921,024
Class 2	2,163	3,704	1,869
Compensation of board members	56,605	56,270	65,786
Custodian fees	315,209	24,264	39,906
Printing and postage fees	4,275	10,831	4,649
Audit fees	79,134	30,610	36,660
Legal fees	27,057	25,635	31,045
Compensation of chief compliance officer	531	470	646
Other	101,709	43,650	60,313
Total expenses	23,576,720	16,411,165	15,775,720
Net investment income	45,607,921	41,133,258	60,124,550
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	108,297,885	95,282,484	7,894,057
Investments — affiliated issuers	845	(7,992)	13,617
Foreign currency translations	141,709	23,291	58,293
Forward foreign currency exchange contracts	—	—	275,569
Futures contracts	12,306,385	—	(1,287,948)
Net realized gain	120,746,824	95,297,783	6,953,588
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	343,634,413	220,265,194	34,741,161
Investments — affiliated issuers	1,740	484	6,837
Foreign currency translations	1,054,335	2,749	—
Forward foreign currency exchange contracts	—	—	341,311
Futures contracts	1,696,100	—	(380,707)
Net change in unrealized appreciation (depreciation)	346,386,588	220,268,427	34,708,602
Net realized and unrealized gain	467,133,412	315,566,210	41,662,190
Net increase in net assets resulting from operations	$512,741,333	$356,699,468	$101,786,740
The accompanying Notes to Financial Statements are an integral part of this statement.
272	Variable Portfolio Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Wells Fargo Short Duration Government Fund	Variable Portfolio – Westfield Mid Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$4,180,556
Dividends — affiliated issuers	296,739	170,610
Interest	16,260,686	—
Total income	16,557,425	4,351,166
Expenses:
Management services fees	4,350,639	3,888,510
Distribution and/or service fees
Class 2	52,850	41,712
Service fees
Class 1	6,227	5,215
Class 2	138	194
Transfer agent fees
Class 1	306,102	132,665
Class 2	6,231	4,606
Compensation of board members	38,634	24,836
Custodian fees	16,250	11,768
Printing and postage fees	7,016	13,690
Audit fees	36,340	30,605
Legal fees	14,672	10,361
Compensation of chief compliance officer	224	81
Other	24,518	38,877
Total expenses	4,859,841	4,203,120
Net investment income	11,697,584	148,046
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,100,815)	77,314,160
Investments — affiliated issuers	(8,260)	(483)
Futures contracts	(875,739)	—
Net realized gain (loss)	(2,984,814)	77,313,677
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,169,401)	20,869,216
Investments — affiliated issuers	2,095	976
Futures contracts	(127,787)	—
Net change in unrealized appreciation (depreciation)	(1,295,093)	20,870,192
Net realized and unrealized gain (loss)	(4,279,907)	98,183,869
Net increase in net assets resulting from operations	$7,417,677	$98,331,915
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	273

Statement of Changes in Net Assets
	Columbia Variable Portfolio – U.S. Equities Fund		Variable Portfolio – American Century Diversified Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,606,119	$4,437,758	$109,825,924	$103,540,696
Net realized gain (loss)	112,494,727	(49,695,547)	18,892,408	12,650,863
Net change in unrealized appreciation (depreciation)	(9,689,235)	215,289,143	64,005,308	41,864,672
Net increase in net assets resulting from operations	108,411,611	170,031,354	192,723,640	158,056,231
Distributions to shareholders
Net investment income
Class 1	—	—	(92,882,727)	(77,938,497)
Class 2	—	—	(228,884)	(144,037)
Net realized gains
Class 1	—	—	(24,525,994)	(2,439,098)
Class 2	—	—	(67,637)	(5,222)
Total distributions to shareholders	—	—	(117,705,242)	(80,526,854)
Decrease in net assets from capital stock activity	(176,764,928)	(451,483,408)	(227,024,832)	(244,632,178)
Total decrease in net assets	(68,353,317)	(281,452,054)	(152,006,434)	(167,102,801)
Net assets at beginning of year	1,125,446,916	1,406,898,970	4,097,298,088	4,264,400,889
Net assets at end of year	$1,057,093,599	$1,125,446,916	$3,945,291,654	$4,097,298,088
Undistributed net investment income	$—	$—	$108,649,209	$92,388,251
The accompanying Notes to Financial Statements are an integral part of this statement.
274	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – CenterSquare Real Estate Fund		Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$8,665,111	$6,630,226	$802,489	$1,136,933
Net realized gain	2,299,272	17,942,904	8,633,512	9,478,900
Net change in unrealized appreciation (depreciation)	14,791,862	(28,125,974)	19,201,534	(8,043,595)
Net increase (decrease) in net assets resulting from operations	25,756,245	(3,552,844)	28,637,535	2,572,238
Distributions to shareholders
Net investment income
Class 1	(8,647,989)	(3,576,168)	(674,679)	(2,372,989)
Class 2	(492,447)	(357,361)	(255,812)	(340,047)
Net realized gains
Class 1	(12,227,404)	(11,638,730)	(6,661,158)	(35,619,344)
Class 2	(799,343)	(1,371,896)	(2,858,498)	(13,297,447)
Total distributions to shareholders	(22,167,183)	(16,944,155)	(10,450,147)	(51,629,827)
Increase (decrease) in net assets from capital stock activity	22,730,422	237,206,256	16,554,375	(147,080,860)
Total increase (decrease) in net assets	26,319,484	216,709,257	34,741,763	(196,138,449)
Net assets at beginning of year	427,320,713	210,611,456	86,710,316	282,848,765
Net assets at end of year	$453,640,197	$427,320,713	$121,452,079	$86,710,316
Undistributed net investment income	$8,725,327	$9,213,279	$1,105,652	$739,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	275

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – DFA International Value Fund		Variable Portfolio – Eaton Vance Floating-Rate Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$44,226,189	$57,562,613	$5,126,521	$5,190,019
Net realized gain (loss)	27,718,317	(18,626,436)	(747,682)	(3,103,578)
Net change in unrealized appreciation (depreciation)	332,835,916	132,366,977	8,392	10,353,827
Net increase in net assets resulting from operations	404,780,422	171,303,154	4,387,231	12,440,268
Distributions to shareholders
Net investment income
Class 1	(36,522,546)	(56,112,091)	(3,685,671)	(8,979,834)
Class 2	(315,910)	(248,797)	(1,510,292)	(2,910,740)
Net realized gains
Class 1	—	(8,760,739)	—	—
Class 2	—	(39,747)	—	—
Total distributions to shareholders	(36,838,456)	(65,161,374)	(5,195,963)	(11,890,574)
Increase (decrease) in net assets from capital stock activity	(601,024,505)	(90,872,573)	11,726,821	14,245,961
Total increase (decrease) in net assets	(233,082,539)	15,269,207	10,918,089	14,795,655
Net assets at beginning of year	2,013,306,306	1,998,037,099	134,194,416	119,398,761
Net assets at end of year	$1,780,223,767	$2,013,306,306	$145,112,505	$134,194,416
Undistributed net investment income	$11,626,142	$3,270,111	$5,015,485	$5,045,912
The accompanying Notes to Financial Statements are an integral part of this statement.
276	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Los Angeles Capital Large Cap Growth Fund		Variable Portfolio – MFS® Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,818,539	$1,218,638	$39,645,848	$38,227,076
Net realized gain	263,128,411	141,153,662	125,808,235	159,365,299
Net change in unrealized appreciation (depreciation)	67,608,991	(179,425,043)	185,109,675	60,129,409
Net increase (decrease) in net assets resulting from operations	336,555,941	(37,052,743)	350,563,758	257,721,784
Increase (decrease) in net assets from capital stock activity	286,369,325	(442,799,322)	(126,385,833)	(174,237,642)
Total increase (decrease) in net assets	622,925,266	(479,852,065)	224,177,925	83,484,142
Net assets at beginning of year	979,970,663	1,459,822,728	2,029,217,167	1,945,733,025
Net assets at end of year	$1,602,895,929	$979,970,663	$2,253,395,092	$2,029,217,167
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	277

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Morgan Stanley Advantage Fund		Variable Portfolio – Oppenheimer International Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$(416,047)	$4,522,945	$17,496,208	$31,217,264
Net realized gain	201,598,823	226,937,379	59,925,803	161,407,282
Net change in unrealized appreciation (depreciation)	226,037,924	(200,580,841)	382,999,941	(274,543,183)
Net increase (decrease) in net assets resulting from operations	427,220,700	30,879,483	460,421,952	(81,918,637)
Distributions to shareholders
Net investment income
Class 1	—	—	(13,042,179)	(30,616,920)
Class 2	—	—	(139,866)	(249,683)
Net realized gains
Class 1	—	—	(144,053,039)	(23,910,802)
Class 2	—	—	(2,382,235)	(231,262)
Total distributions to shareholders	—	—	(159,617,319)	(55,008,667)
Increase (decrease) in net assets from capital stock activity	316,067,449	(177,495,788)	(877,434,668)	108,325,669
Total increase (decrease) in net assets	743,288,149	(146,616,305)	(576,630,035)	(28,601,635)
Net assets at beginning of year	1,070,546,636	1,217,162,941	2,292,182,014	2,320,783,649
Net assets at end of year	$1,813,834,785	$1,070,546,636	$1,715,551,979	$2,292,182,014
Undistributed net investment income	$—	$—	$6,840,287	$3,457,888
The accompanying Notes to Financial Statements are an integral part of this statement.
278	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Bond Fund		Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$79,930,644	$77,411,491	$(2,668,301)	$(1,516,431)
Net realized gain	35,694,734	2,685,740	82,691,187	10,990,158
Net change in unrealized appreciation (depreciation)	3,602,603	4,213,407	29,707,039	36,202,766
Net increase in net assets resulting from operations	119,227,981	84,310,638	109,729,925	45,676,493
Distributions to shareholders
Net investment income
Class 1	(77,362,823)	(71,291,534)	—	—
Class 2	(224,556)	(164,052)	—	—
Net realized gains
Class 1	(2,672,798)	(5,605,768)	—	—
Class 2	(8,700)	(14,599)	—	—
Total distributions to shareholders	(80,268,877)	(77,075,953)	—	—
Decrease in net assets from capital stock activity	(98,091,982)	(23,542,334)	(74,252,734)	(43,812,684)
Total increase (decrease) in net assets	(59,132,878)	(16,307,649)	35,477,191	1,863,809
Net assets at beginning of year	3,354,111,984	3,370,419,633	616,369,606	614,505,797
Net assets at end of year	$3,294,979,106	$3,354,111,984	$651,846,797	$616,369,606
Undistributed net investment income	$65,342,528	$62,702,672	$—	$—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	279

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Pyramis® International Equity Fund		Variable Portfolio – T. Rowe Price Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$45,607,921	$45,761,554	$41,133,258	$45,821,877
Net realized gain (loss)	120,746,824	(99,071,649)	95,297,783	112,334,832
Net change in unrealized appreciation (depreciation)	346,386,588	(21,375,701)	220,268,427	115,999,021
Net increase (decrease) in net assets resulting from operations	512,741,333	(74,685,796)	356,699,468	274,155,730
Distributions to shareholders
Net investment income
Class 1	(48,152,946)	(50,708,533)	—	—
Class 2	(130,503)	(146,676)	—	—
Total distributions to shareholders	(48,283,449)	(50,855,209)	—	—
Increase (decrease) in net assets from capital stock activity	(173,396,263)	124,096,660	(36,933,249)	1,787,745
Total increase (decrease) in net assets	291,061,621	(1,444,345)	319,766,219	275,943,475
Net assets at beginning of year	2,323,857,635	2,325,301,980	2,178,843,642	1,902,900,167
Net assets at end of year	$2,614,919,256	$2,323,857,635	$2,498,609,861	$2,178,843,642
Undistributed net investment income	$1,746,375	$352,176	$—	$—
The accompanying Notes to Financial Statements are an integral part of this statement.
280	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – TCW Core Plus Bond Fund		Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$60,124,550	$50,756,935	$11,697,584	$9,894,142
Net realized gain (loss)	6,953,588	10,029,967	(2,984,814)	75,166
Net change in unrealized appreciation (depreciation)	34,708,602	16,709,669	(1,295,093)	2,942,576
Net increase in net assets resulting from operations	101,786,740	77,496,571	7,417,677	12,911,884
Distributions to shareholders
Net investment income
Class 1	(50,485,427)	(37,819,238)	(9,771,023)	(10,517,959)
Class 2	(91,594)	(51,615)	(150,736)	(144,581)
Net realized gains
Class 1	(10,598,457)	(13,033,864)	(55,790)	(4,453,700)
Class 2	(22,643)	(22,306)	(1,155)	(83,659)
Total distributions to shareholders	(61,198,121)	(50,927,023)	(9,978,704)	(15,199,899)
Decrease in net assets from capital stock activity	(138,826,314)	(100,117,103)	(97,591,745)	(130,265,925)
Total decrease in net assets	(98,237,695)	(73,547,555)	(100,152,772)	(132,553,940)
Net assets at beginning of year	3,085,230,716	3,158,778,271	1,078,725,750	1,211,279,690
Net assets at end of year	$2,986,993,021	$3,085,230,716	$978,572,978	$1,078,725,750
Undistributed net investment income	$58,389,243	$48,779,344	$11,310,472	$9,540,095
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	281

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Westfield Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income (loss)	$148,046	$(400,161)
Net realized gain	77,313,677	8,127,761
Net change in unrealized appreciation (depreciation)	20,870,192	6,179,854
Net increase in net assets resulting from operations	98,331,915	13,907,454
Increase in net assets from capital stock activity	11,677,637	181,032,290
Total increase in net assets	110,009,552	194,939,744
Net assets at beginning of year	424,701,606	229,761,862
Net assets at end of year	$534,711,158	$424,701,606
The accompanying Notes to Financial Statements are an integral part of this statement.
282	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Variable Portfolio – U.S. Equities Fund				Variable Portfolio – American Century Diversified Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	91,128	1,951,239	4,148,876	67,499,923	11,232,784	124,507,152	10,695,326	118,665,433
Distributions reinvested	—	—	—	—	10,722,257	117,408,721	7,228,201	80,377,595
Redemptions	(8,284,760)	(179,194,018)	(29,548,417)	(518,234,642)	(42,425,469)	(470,095,160)	(40,036,835)	(446,004,798)
Net decrease	(8,193,632)	(177,242,779)	(25,399,541)	(450,734,719)	(20,470,428)	(228,179,287)	(22,113,308)	(246,961,770)
Class 2
Subscriptions	103,749	2,178,001	87,988	1,569,889	207,837	2,291,298	290,093	3,215,979
Distributions reinvested	—	—	—	—	27,154	296,521	13,459	149,259
Redemptions	(80,169)	(1,700,150)	(132,478)	(2,318,578)	(129,950)	(1,433,364)	(93,798)	(1,035,646)
Net increase (decrease)	23,580	477,851	(44,490)	(748,689)	105,041	1,154,455	209,754	2,329,592
Total net decrease	(8,170,052)	(176,764,928)	(25,444,031)	(451,483,408)	(20,365,387)	(227,024,832)	(21,903,554)	(244,632,178)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	283

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – CenterSquare Real Estate Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	23,747,385	218,001,000	—	—	—	—
Distributions reinvested	2,524,232	20,875,393	1,699,989	15,214,898	1,383,167	7,335,837	7,140,282	37,992,333
Redemptions	—	—	—	—	—	—	(17,947,996)	(200,478,076)
Net increase (decrease)	2,524,232	20,875,393	25,447,374	233,215,898	1,383,167	7,335,837	(10,807,714)	(162,485,743)
Class 2
Subscriptions	390,420	3,332,297	496,457	4,362,449	1,410,072	7,789,239	613,061	4,094,858
Distributions reinvested	156,771	1,291,790	194,080	1,729,257	589,467	3,114,310	2,620,094	13,637,494
Redemptions	(326,210)	(2,769,058)	(238,397)	(2,101,348)	(309,670)	(1,685,011)	(313,658)	(2,327,469)
Net increase	220,981	1,855,029	452,140	3,990,358	1,689,869	9,218,538	2,919,497	15,404,883
Total net increase (decrease)	2,745,213	22,730,422	25,899,514	237,206,256	3,073,036	16,554,375	(7,888,217)	(147,080,860)
The accompanying Notes to Financial Statements are an integral part of this statement.
284	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – DFA International Value Fund				Variable Portfolio – Eaton Vance Floating-Rate Income Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,355,125	23,774,132	10,888,978	90,247,532	—	—	—	—
Distributions reinvested	3,563,076	36,522,546	7,595,353	64,872,830	485,595	3,685,671	1,221,747	8,979,834
Redemptions	(66,727,440)	(666,296,424)	(27,343,515)	(247,419,930)	—	—	—	—
Net increase (decrease)	(60,809,239)	(605,999,746)	(8,859,184)	(92,299,568)	485,595	3,685,671	1,221,747	8,979,834
Class 2
Subscriptions	641,644	6,645,559	445,847	3,964,431	1,429,056	10,901,383	941,625	7,098,417
Distributions reinvested	30,769	315,910	33,738	288,544	202,452	1,510,292	402,592	2,910,740
Redemptions	(190,450)	(1,986,228)	(335,533)	(2,825,980)	(576,491)	(4,370,525)	(621,194)	(4,743,030)
Net increase	481,963	4,975,241	144,052	1,426,995	1,055,017	8,041,150	723,023	5,266,127
Total net increase (decrease)	(60,327,276)	(601,024,505)	(8,715,132)	(90,872,573)	1,540,612	11,726,821	1,944,770	14,245,961
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	285

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Los Angeles Capital Large Cap Growth Fund				Variable Portfolio – MFS® Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	19,372,166	455,622,748	1,797,766	34,854,589	3,212,862	74,409,065	9,549,865	187,969,254
Redemptions	(7,420,056)	(169,750,825)	(23,821,644)	(478,594,475)	(8,925,240)	(209,720,852)	(19,015,047)	(373,013,945)
Net increase (decrease)	11,952,110	285,871,923	(22,023,878)	(443,739,886)	(5,712,378)	(135,311,787)	(9,465,182)	(185,044,691)
Class 2
Subscriptions	108,758	2,579,602	90,131	1,748,742	479,095	10,852,152	622,281	12,186,357
Redemptions	(86,747)	(2,082,200)	(40,790)	(808,178)	(86,383)	(1,926,198)	(73,743)	(1,379,308)
Net increase	22,011	497,402	49,341	940,564	392,712	8,925,954	548,538	10,807,049
Total net increase (decrease)	11,974,121	286,369,325	(21,974,537)	(442,799,322)	(5,319,666)	(126,385,833)	(8,916,644)	(174,237,642)
The accompanying Notes to Financial Statements are an integral part of this statement.
286	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Morgan Stanley Advantage Fund				Variable Portfolio – Oppenheimer International Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	18,535,563	413,600,591	1,800,018	35,594,304	1,291,780	14,749,387	6,829,297	74,747,310
Distributions reinvested	—	—	—	—	13,961,077	157,095,218	5,071,571	54,527,722
Redemptions	(4,022,052)	(97,775,119)	(10,853,608)	(211,909,474)	(90,578,655)	(1,057,407,379)	(2,130,987)	(22,788,002)
Net increase (decrease)	14,513,511	315,825,472	(9,053,590)	(176,315,170)	(75,325,798)	(885,562,774)	9,769,881	106,487,030
Class 2
Subscriptions	65,296	1,537,060	46,387	886,028	748,984	8,795,834	427,507	4,662,078
Distributions reinvested	—	—	—	—	225,028	2,522,101	45,000	480,945
Redemptions	(53,352)	(1,295,083)	(107,176)	(2,066,646)	(271,920)	(3,189,829)	(300,802)	(3,304,384)
Net increase (decrease)	11,944	241,977	(60,789)	(1,180,618)	702,092	8,128,106	171,705	1,838,639
Total net increase (decrease)	14,525,455	316,067,449	(9,114,379)	(177,495,788)	(74,623,706)	(877,434,668)	9,941,586	108,325,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	287

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Bond Fund				Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	12,799,047	139,750,302	9,947,182	109,910,571	804,644	15,283,189	2,268,664	35,329,944
Distributions reinvested	7,397,008	80,035,621	6,933,932	76,897,302	—	—	—	—
Redemptions	(29,153,275)	(318,293,984)	(19,311,608)	(213,549,863)	(4,518,502)	(90,565,566)	(4,371,597)	(79,151,255)
Net decrease	(8,957,220)	(98,508,061)	(2,430,494)	(26,741,990)	(3,713,858)	(75,282,377)	(2,102,933)	(43,821,311)
Class 2
Subscriptions	196,231	2,140,162	419,360	4,612,464	77,118	1,501,963	65,799	1,119,977
Distributions reinvested	21,638	233,256	16,153	178,651	—	—	—	—
Redemptions	(180,439)	(1,957,339)	(144,600)	(1,591,459)	(24,186)	(472,320)	(66,063)	(1,111,350)
Net increase (decrease)	37,430	416,079	290,913	3,199,656	52,932	1,029,643	(264)	8,627
Total net decrease	(8,919,790)	(98,091,982)	(2,139,581)	(23,542,334)	(3,660,926)	(74,252,734)	(2,103,197)	(43,812,684)
The accompanying Notes to Financial Statements are an integral part of this statement.
288	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Pyramis® International Equity Fund				Variable Portfolio – T. Rowe Price Large Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,692,247	30,351,772	8,236,399	81,888,451	7,596,476	158,540,648	1,948,842	35,204,347
Distributions reinvested	4,327,790	48,152,946	5,172,347	50,708,533	—	—	—	—
Redemptions	(21,998,311)	(252,366,479)	(796,387)	(7,925,232)	(9,302,607)	(199,855,367)	(1,861,846)	(34,310,614)
Net increase (decrease)	(14,978,274)	(173,861,761)	12,612,359	124,671,752	(1,706,131)	(41,314,719)	86,996	893,733
Class 2
Subscriptions	107,056	1,188,654	174,195	1,730,095	268,878	5,502,425	94,254	1,702,827
Distributions reinvested	11,784	130,503	15,047	146,676	—	—	—	—
Redemptions	(78,223)	(853,659)	(250,235)	(2,451,863)	(53,840)	(1,120,955)	(47,398)	(808,815)
Net increase (decrease)	40,617	465,498	(60,993)	(575,092)	215,038	4,381,470	46,856	894,012
Total net increase (decrease)	(14,937,657)	(173,396,263)	12,551,366	124,096,660	(1,491,093)	(36,933,249)	133,852	1,787,745
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	289

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – TCW Core Plus Bond Fund				Variable Portfolio – Wells Fargo Short Duration Government Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	12,658,437	133,975,762	9,313,137	99,145,087	2,307,587	23,280,660	2,186,669	22,155,451
Distributions reinvested	5,817,513	61,083,884	4,757,072	50,853,102	977,792	9,826,813	1,479,413	14,971,659
Redemptions	(31,608,644)	(334,820,695)	(23,664,230)	(252,034,769)	(12,961,894)	(130,883,522)	(17,338,857)	(176,022,995)
Net decrease	(13,132,694)	(139,761,049)	(9,594,021)	(102,036,580)	(9,676,515)	(97,776,049)	(13,672,775)	(138,895,885)
Class 2
Subscriptions	185,120	1,949,228	251,782	2,675,100	1,013,128	10,178,808	1,526,077	15,444,013
Distributions reinvested	10,900	114,237	6,934	73,921	15,159	151,891	22,620	228,240
Redemptions	(107,122)	(1,128,730)	(78,477)	(829,544)	(1,009,978)	(10,146,395)	(697,765)	(7,042,293)
Net increase	88,898	934,735	180,239	1,919,477	18,309	184,304	850,932	8,629,960
Total net decrease	(13,043,796)	(138,826,314)	(9,413,782)	(100,117,103)	(9,658,206)	(97,591,745)	(12,821,843)	(130,265,925)
The accompanying Notes to Financial Statements are an integral part of this statement.
290	Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Westfield Mid Cap Growth Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	666,457	14,309,211	10,814,817	199,776,324
Redemptions	(232,820)	(4,948,705)	(1,056,586)	(19,199,387)
Net increase	433,637	9,360,506	9,758,231	180,576,937
Class 2
Subscriptions	167,695	3,469,295	108,880	1,971,403
Redemptions	(55,081)	(1,152,164)	(85,126)	(1,516,050)
Net increase	112,614	2,317,131	23,754	455,353
Total net increase	546,251	11,677,637	9,781,985	181,032,290
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2017	291

Financial Highlights
Columbia Variable Portfolio – U.S. Equities Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$20.81	0.11	2.10	2.21
12/31/2016	$17.69	0.07	3.05	3.12
12/31/2015	$18.88	0.08	(1.27)	(1.19)
12/31/2014	$18.29	(0.04)	0.63	0.59
12/31/2013	$13.53	(0.02)	4.78	4.76
Class 2
12/31/2017	$20.46	0.06	2.06	2.12
12/31/2016	$17.44	0.03	2.99	3.02
12/31/2015	$18.67	(0.01)	(1.22)	(1.23)
12/31/2014	$18.12	(0.08)	0.63	0.55
12/31/2013	$13.45	(0.05)	4.72	4.67

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
292	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$23.02	10.62%	0.89%	0.89%	0.53%	87%	$1,040,129
$20.81	17.64%	0.91%	0.91%	0.40%	103%	$1,110,559
$17.69	(6.30%)	0.92%	0.92%	0.43%	98%	$1,393,433
$18.88	3.23%	1.03%	0.96%	(0.24%)	10%	$331,643
$18.29	35.18%	1.00% (c)	0.96% (c)	(0.13%)	23%	$631,394

$22.58	10.36%	1.14%	1.14%	0.30%	87%	$16,964
$20.46	17.32%	1.16%	1.16%	0.16%	103%	$14,888
$17.44	(6.59%)	1.20%	1.20%	(0.08%)	98%	$13,465
$18.67	3.04%	1.29%	1.21%	(0.47%)	10%	$14,801
$18.12	34.72%	1.25% (c)	1.21% (c)	(0.33%)	23%	$11,839
Variable Portfolio Funds | Annual Report 2017	293

Financial Highlights
Variable Portfolio – American Century Diversified Bond Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.95	0.30	0.23	0.53	(0.26)	(0.07)
12/31/2016	$10.76	0.27	0.13	0.40	(0.20)	(0.01)
12/31/2015	$11.05	0.23	(0.23)	0.00 (c)	(0.24)	(0.05)
12/31/2014	$10.60	0.23	0.41	0.64	(0.18)	(0.01)
12/31/2013	$11.30	0.17	(0.45)	(0.28)	(0.22)	(0.20)
Class 2
12/31/2017	$10.91	0.27	0.23	0.50	(0.23)	(0.07)
12/31/2016	$10.72	0.24	0.13	0.37	(0.17)	(0.01)
12/31/2015	$11.01	0.20	(0.22)	(0.02)	(0.22)	(0.05)
12/31/2014	$10.56	0.20	0.41	0.61	(0.15)	(0.01)
12/31/2013	$11.26	0.14	(0.45)	(0.31)	(0.19)	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
294	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$11.15	4.89%	0.52%	0.52%	2.74%	142%	$3,933,591
(0.21)	$10.95	3.66%	0.55%	0.55%	2.42%	170%	$4,086,952
(0.29)	$10.76	0.05%	0.55%	0.55%	2.07%	223%	$4,256,477
(0.19)	$11.05	6.06%	0.57%	0.56%	2.10%	214%	$3,199,340
(0.42)	$10.60	(2.45%)	0.57%	0.57%	1.58%	186%	$3,180,618

(0.30)	$11.11	4.65%	0.77%	0.77%	2.50%	142%	$11,701
(0.18)	$10.91	3.42%	0.80%	0.80%	2.18%	170%	$10,346
(0.27)	$10.72	(0.20%)	0.80%	0.80%	1.83%	223%	$7,924
(0.16)	$11.01	5.81%	0.82%	0.81%	1.85%	214%	$6,372
(0.39)	$10.56	(2.71%)	0.82%	0.82%	1.33%	186%	$5,874
Variable Portfolio Funds | Annual Report 2017	295

Financial Highlights
Variable Portfolio – CenterSquare Real Estate Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$8.59	0.17	0.33	0.50	(0.19)	(0.26)
12/31/2016	$8.83	0.19	0.28 (c)	0.47	(0.17)	(0.54)
12/31/2015	$11.26	0.17	(0.31)	(0.14)	(0.76)	(1.53)
12/31/2014	$11.71	0.33	1.28	1.61	(0.27)	(1.79)
12/31/2013	$12.89	0.24	0.14	0.38	(1.03)	(0.53)
Class 2
12/31/2017	$8.54	0.15	0.32	0.47	(0.16)	(0.26)
12/31/2016	$8.78	0.16	0.29 (c)	0.45	(0.15)	(0.54)
12/31/2015	$11.20	0.15	(0.31)	(0.16)	(0.73)	(1.53)
12/31/2014	$11.66	0.30	1.27	1.57	(0.24)	(1.79)
12/31/2013	$12.84	0.22	0.13	0.35	(1.00)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
296	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.45)	$8.64	6.01%	0.81%	0.81%	2.00%	72%	$426,287
(0.71)	$8.59	5.02%	0.89%	0.88%	2.16%	83%	$402,023
(2.29)	$8.83	(0.99%)	1.07%	1.01%	1.72%	27%	$188,580
(2.06)	$11.26	14.14%	1.05%	0.90%	2.81%	25%	$214,639
(1.56)	$11.71	3.28%	1.04% (d)	0.89% (d)	1.87%	25%	$310,093

(0.42)	$8.59	5.74%	1.06%	1.06%	1.76%	72%	$27,353
(0.69)	$8.54	4.76%	1.17%	1.15%	1.82%	83%	$25,298
(2.26)	$8.78	(1.21%)	1.32%	1.26%	1.53%	27%	$22,032
(2.03)	$11.20	13.81%	1.30%	1.15%	2.60%	25%	$17,893
(1.53)	$11.66	3.05%	1.29% (d)	1.14% (d)	1.77%	25%	$11,138
Variable Portfolio Funds | Annual Report 2017	297

Financial Highlights
Variable Portfolio – Columbia Wanger International Equities Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$4.91	0.05	1.47	1.52	(0.05)	(0.52)
12/31/2016	$11.06	0.07	0.15	0.22	(0.15)	(6.22)
12/31/2015	$12.41	0.14	(0.25) (c)	(0.11)	(0.20)	(1.04)
12/31/2014	$14.10	0.15	(0.60)	(0.45)	(0.32)	(0.92)
12/31/2013	$12.06	0.16	2.45	2.61	(0.35)	(0.22)
Class 2
12/31/2017	$4.90	0.03	1.47	1.50	(0.05)	(0.52)
12/31/2016	$11.05	0.05	0.15	0.20	(0.13)	(6.22)
12/31/2015	$12.40	0.09	(0.23) (c)	(0.14)	(0.17)	(1.04)
12/31/2014	$14.09	0.12	(0.59)	(0.47)	(0.30)	(0.92)
12/31/2013	$12.06	0.12	2.45	2.57	(0.32)	(0.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
298	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.57)	$5.86	32.36%	1.29%	1.15%	0.84%	65%	$82,442
(6.37)	$4.91	(0.57%)	1.24%	1.11%	0.81%	92%	$62,245
(1.24)	$11.06	(1.39%)	1.14%	1.11%	1.15%	59%	$259,889
(1.24)	$12.41	(3.86%)	1.09%	1.00%	1.11%	32%	$678,682
(0.57)	$14.10	22.32%	1.12%	1.00%	1.23%	48%	$699,692

(0.57)	$5.83	31.93%	1.54%	1.40%	0.59%	65%	$39,010
(6.35)	$4.90	(0.78%)	1.54%	1.36%	0.72%	92%	$24,465
(1.21)	$11.05	(1.64%)	1.42%	1.36%	0.76%	59%	$22,960
(1.22)	$12.40	(4.05%)	1.34%	1.25%	0.86%	32%	$19,279
(0.54)	$14.09	22.02%	1.37%	1.25%	0.96%	48%	$14,444
Variable Portfolio Funds | Annual Report 2017	299

Financial Highlights
Variable Portfolio – DFA International Value Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.34	0.26	2.09	2.35	(0.22)	—
12/31/2016	$8.91	0.25	0.46	0.71	(0.24)	(0.04)
12/31/2015	$10.03	0.22	(0.92)	(0.70)	(0.21)	(0.21)
12/31/2014	$11.55	0.28	(1.06)	(0.78)	(0.28)	(0.46)
12/31/2013	$9.87	0.24	1.70	1.94	(0.26)	—
Class 2
12/31/2017	$9.33	0.23	2.08	2.31	(0.20)	—
12/31/2016	$8.90	0.22	0.47	0.69	(0.22)	(0.04)
12/31/2015	$10.01	0.20	(0.92)	(0.72)	(0.18)	(0.21)
12/31/2014	$11.53	0.25	(1.06)	(0.81)	(0.25)	(0.46)
12/31/2013	$9.85	0.19	1.72	1.91	(0.23)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
300	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.22)	$11.47	25.44%	0.86%	0.86%	2.48%	9%	$1,759,557
(0.28)	$9.34	8.33%	0.91% (c)	0.91% (c)	2.89%	17%	$2,000,961
(0.42)	$8.91	(7.40%)	0.98%	0.98%	2.25%	12%	$1,987,543
(0.74)	$10.03	(7.46%)	0.99%	0.89%	2.50%	13%	$1,508,393
(0.26)	$11.55	20.04%	1.00% (c)	0.89% (c)	2.27%	15%	$1,291,683

(0.20)	$11.44	25.02%	1.11%	1.11%	2.18%	9%	$20,666
(0.26)	$9.33	8.08%	1.16% (c)	1.16% (c)	2.52%	17%	$12,345
(0.39)	$8.90	(7.56%)	1.23%	1.23%	2.06%	12%	$10,494
(0.71)	$10.01	(7.71%)	1.24%	1.14%	2.25%	13%	$6,751
(0.23)	$11.53	19.80%	1.25% (c)	1.13% (c)	1.80%	15%	$5,321
Variable Portfolio Funds | Annual Report 2017	301

Financial Highlights
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$7.74	0.29	(0.04)	0.25	(0.29)	—
12/31/2016	$7.75	0.33	0.45	0.78	(0.79)	—
12/31/2015	$9.52	0.36	(0.43)	(0.07)	(1.70)	—
12/31/2014	$9.97	0.35	(0.27)	0.08	(0.44)	(0.09)
12/31/2013	$10.09	0.40	0.00 (c)	0.40	(0.44)	(0.08)
Class 2
12/31/2017	$7.61	0.26	(0.04)	0.22	(0.27)	—
12/31/2016	$7.63	0.30	0.44	0.74	(0.76)	—
12/31/2015	$9.39	0.32	(0.41)	(0.09)	(1.67)	—
12/31/2014	$9.84	0.32	(0.26)	0.06	(0.42)	(0.09)
12/31/2013	$9.96	0.37	0.01	0.38	(0.42)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
302	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$7.70	3.31%	0.83%	0.74%	3.71%	92%	$101,015
(0.79)	$7.74	10.56%	0.86%	0.75%	4.26%	66%	$97,843
(1.70)	$7.75	(1.41%)	0.81%	0.75%	3.82%	36%	$88,476
(0.53)	$9.52	0.81%	0.79%	0.72%	3.58%	42%	$521,302
(0.52)	$9.97	4.13%	0.79%	0.72%	4.01%	95%	$721,646

(0.27)	$7.56	2.97%	1.08%	0.99%	3.47%	92%	$44,097
(0.76)	$7.61	10.29%	1.11%	1.00%	4.01%	66%	$36,351
(1.67)	$7.63	(1.58%)	1.08%	1.00%	3.71%	36%	$30,923
(0.51)	$9.39	0.56%	1.04%	0.97%	3.34%	42%	$31,628
(0.50)	$9.84	3.92%	1.04%	0.97%	3.73%	95%	$28,919
Variable Portfolio Funds | Annual Report 2017	303

Financial Highlights
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$20.25	0.11	6.19	6.30
12/31/2016	$20.75	0.02	(0.52)	(0.50)
12/31/2015	$19.54	(0.00) (c)	1.21	1.21
12/31/2014	$17.70	(0.00) (c)	1.84	1.84
12/31/2013	$12.96	0.01	4.73	4.74
Class 2
12/31/2017	$19.91	0.04	6.09	6.13
12/31/2016	$20.44	(0.03)	(0.50)	(0.53)
12/31/2015	$19.31	(0.05)	1.18	1.13
12/31/2014	$17.53	(0.05)	1.83	1.78
12/31/2013	$12.87	(0.03)	4.69	4.66

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
304	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$26.55	31.11%	0.73%	0.73%	0.44%	145%	$1,593,067
$20.25	(2.41%)	0.77%	0.77%	0.10%	91%	$972,895
$20.75	6.19%	0.76%	0.76%	(0.01%)	64%	$1,453,564
$19.54	10.40%	0.76%	0.76%	(0.02%)	71%	$1,522,909
$17.70	36.57%	0.76%	0.76%	0.07%	69%	$1,326,310

$26.04	30.79%	0.98%	0.98%	0.17%	145%	$9,829
$19.91	(2.59%)	1.02%	1.02%	(0.15%)	91%	$7,076
$20.44	5.85%	1.01%	1.01%	(0.26%)	64%	$6,258
$19.31	10.15%	1.01%	1.01%	(0.27%)	71%	$4,383
$17.53	36.21%	1.01%	1.01%	(0.19%)	69%	$2,663
Variable Portfolio Funds | Annual Report 2017	305

Financial Highlights
Variable Portfolio – MFS® Value Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$21.22	0.42	3.32	3.74
12/31/2016	$18.61	0.37	2.24	2.61
12/31/2015	$18.75	0.59 (c)	(0.73)	(0.14)
12/31/2014	$16.99	0.31	1.45	1.76
12/31/2013	$12.51	0.25	4.23	4.48
Class 2
12/31/2017	$20.88	0.35	3.27	3.62
12/31/2016	$18.36	0.33	2.19	2.52
12/31/2015	$18.54	0.59 (d)	(0.77)	(0.18)
12/31/2014	$16.84	0.26	1.44	1.70
12/31/2013	$12.43	0.22	4.19	4.41

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
306	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$24.96	17.62%	0.71%	0.71%	1.84%	13%	$2,203,985
$21.22	14.03%	0.74%	0.74%	1.89%	23%	$1,995,300
$18.61	(0.75%)	0.73%	0.73%	3.14%	16%	$1,925,986
$18.75	10.36%	0.73%	0.73%	1.75%	13%	$2,364,990
$16.99	35.81%	0.74%	0.74%	1.71%	18%	$2,327,134

$24.50	17.34%	0.96%	0.96%	1.57%	13%	$49,410
$20.88	13.73%	1.00%	1.00%	1.71%	23%	$33,917
$18.36	(0.97%)	0.99%	0.99%	3.15%	16%	$19,747
$18.54	10.09%	0.98%	0.98%	1.48%	13%	$13,953
$16.84	35.48%	0.99%	0.99%	1.45%	18%	$7,900
Variable Portfolio Funds | Annual Report 2017	307

Financial Highlights
Variable Portfolio – Morgan Stanley Advantage Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations
Class 1
12/31/2017	$20.50	(0.01)	6.69	6.68
12/31/2016	$19.85	0.08	0.57	0.65
12/31/2015	$18.60	0.71 (c)	0.54	1.25
12/31/2014	$17.33	0.05	1.22	1.27
12/31/2013	$13.20	0.05	4.08	4.13
Class 2
12/31/2017	$20.17	(0.06)	6.56	6.50
12/31/2016	$19.57	0.03	0.57	0.60
12/31/2015	$18.39	0.59 (d)	0.59	1.18
12/31/2014	$17.18	0.00 (e)	1.21	1.21
12/31/2013	$13.12	0.01	4.05	4.06

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.64 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
308	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$27.18	32.58%	0.72%	0.72%	(0.03%)	68%	$1,804,566
$20.50	3.27%	0.78%	0.78%	0.42%	130%	$1,063,778
$19.85	6.72%	0.76%	0.76%	3.63%	27%	$1,209,405
$18.60	7.33%	0.76%	0.76%	0.27%	18%	$1,374,918
$17.33	31.29%	0.76%	0.76%	0.33%	116%	$1,604,396

$26.67	32.23%	0.97%	0.97%	(0.28%)	68%	$9,269
$20.17	3.07%	1.03%	1.03%	0.16%	130%	$6,769
$19.57	6.42%	1.01%	1.01%	3.08%	27%	$7,758
$18.39	7.04%	1.01%	1.01%	0.03%	18%	$5,944
$17.18	30.95%	1.01%	1.01%	0.08%	116%	$4,955
Variable Portfolio Funds | Annual Report 2017	309

Financial Highlights
Variable Portfolio – Oppenheimer International Growth Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.70	0.11	2.65	2.76	(0.09)	(1.08)
12/31/2016	$11.36	0.15	(0.54)	(0.39)	(0.15)	(0.12)
12/31/2015	$12.46	0.17	(0.41)	(0.24)	(0.17)	(0.69)
12/31/2014	$13.63	0.20	(0.11)	0.09	(0.24)	(1.02)
12/31/2013	$11.79	0.17	2.03	2.20	(0.21)	(0.15)
Class 2
12/31/2017	$10.66	0.08	2.64	2.72	(0.06)	(1.08)
12/31/2016	$11.32	0.12	(0.53)	(0.41)	(0.13)	(0.12)
12/31/2015	$12.42	0.13	(0.40)	(0.27)	(0.14)	(0.69)
12/31/2014	$13.60	0.16	(0.11)	0.05	(0.21)	(1.02)
12/31/2013	$11.76	0.12	2.05	2.17	(0.18)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
310	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.17)	$12.29	26.87%	0.95%	0.95%	0.93%	22%	$1,682,196
(0.27)	$10.70	(3.47%)	0.96%	0.96%	1.37%	94%	$2,270,612
(0.86)	$11.36	(2.27%)	0.97%	0.97%	1.38%	19%	$2,299,811
(1.26)	$12.46	0.19%	0.98%	0.98%	1.53%	23%	$2,116,606
(0.36)	$13.63	19.13%	0.98%	0.98%	1.39%	30%	$1,926,293

(1.14)	$12.24	26.56%	1.20%	1.20%	0.67%	22%	$33,356
(0.25)	$10.66	(3.66%)	1.21%	1.21%	1.11%	94%	$21,570
(0.83)	$11.32	(2.54%)	1.22%	1.22%	1.09%	19%	$20,973
(1.23)	$12.42	(0.08%)	1.23%	1.23%	1.23%	23%	$12,163
(0.33)	$13.60	18.89%	1.24%	1.24%	0.95%	30%	$6,813
Variable Portfolio Funds | Annual Report 2017	311

Financial Highlights
Variable Portfolio – Partners Core Bond Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.82	0.26	0.12	0.38	(0.25)	(0.01)
12/31/2016	$10.80	0.25	0.02	0.27	(0.23)	(0.02)
12/31/2015	$10.94	0.24	(0.14)	0.10	(0.21)	(0.03)
12/31/2014	$10.61	0.24	0.32	0.56	(0.22)	(0.01)
12/31/2013	$11.11	0.22	(0.47)	(0.25)	(0.23)	(0.02)
Class 2
12/31/2017	$10.77	0.23	0.13	0.36	(0.23)	(0.01)
12/31/2016	$10.75	0.22	0.03	0.25	(0.21)	(0.02)
12/31/2015	$10.90	0.21	(0.15)	0.06	(0.18)	(0.03)
12/31/2014	$10.57	0.21	0.33	0.54	(0.20)	(0.01)
12/31/2013	$11.07	0.19	(0.47)	(0.28)	(0.20)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
312	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$10.94	3.58%	0.52%	0.52%	2.39%	240%	$3,284,310
(0.25)	$10.82	2.48%	0.56%	0.56%	2.27%	17%	$3,343,966
(0.24)	$10.80	0.88%	0.57%	0.56%	2.18%	20%	$3,363,421
(0.23)	$10.94	5.35%	0.57%	0.56%	2.23%	11%	$2,940,311
(0.25)	$10.61	(2.23%)	0.57%	0.57%	2.03%	16%	$3,112,418

(0.24)	$10.89	3.34%	0.77%	0.77%	2.15%	240%	$10,669
(0.23)	$10.77	2.23%	0.82%	0.81%	2.03%	17%	$10,146
(0.21)	$10.75	0.54%	0.82%	0.81%	1.94%	20%	$6,999
(0.21)	$10.90	5.11%	0.82%	0.81%	1.98%	11%	$5,070
(0.22)	$10.57	(2.49%)	0.82%	0.82%	1.77%	16%	$4,720
Variable Portfolio Funds | Annual Report 2017	313

Financial Highlights
Variable Portfolio – Partners Small Cap Growth Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$18.48	(0.08)	3.55	3.47
12/31/2016	$17.33	(0.04)	1.19	1.15
12/31/2015	$18.25	(0.04)	(0.88)	(0.92)
12/31/2014	$18.30	(0.08)	0.03	(0.05)
12/31/2013	$13.05	(0.03)	5.28	5.25
Class 2
12/31/2017	$18.17	(0.13)	3.49	3.36
12/31/2016	$17.08	(0.08)	1.17	1.09
12/31/2015	$18.04	(0.08)	(0.88)	(0.96)
12/31/2014	$18.13	(0.12)	0.03	(0.09)
12/31/2013	$12.96	(0.08)	5.25	5.17

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
314	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$21.95	18.78%	0.91%	0.91%	(0.42%)	114%	$644,746
$18.48	6.64%	0.98%	0.94%	(0.25%)	90%	$611,339
$17.33	(5.04%)	1.02%	0.96%	(0.20%)	63%	$609,772
$18.25	(0.27%)	1.02%	0.96%	(0.46%)	43%	$536,791
$18.30	40.23%	1.03%	0.96%	(0.19%)	53%	$622,614

$21.53	18.49%	1.16%	1.16%	(0.67%)	114%	$7,101
$18.17	6.38%	1.23%	1.19%	(0.50%)	90%	$5,031
$17.08	(5.32%)	1.27%	1.21%	(0.46%)	63%	$4,734
$18.04	(0.50%)	1.27%	1.21%	(0.70%)	43%	$3,355
$18.13	39.89%	1.28%	1.21%	(0.48%)	53%	$2,841
Variable Portfolio Funds | Annual Report 2017	315

Financial Highlights
Variable Portfolio – Pyramis® International Equity Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$9.91	0.20	2.02	2.22	(0.21)	—
12/31/2016	$10.48	0.20	(0.54)	(0.34)	(0.23)	—
12/31/2015	$10.99	0.15	(0.16)	(0.01)	(0.16)	(0.34)
12/31/2014	$12.99	0.23	(0.99)	(0.76)	(0.22)	(1.02)
12/31/2013	$11.24	0.20	2.12	2.32	(0.27)	(0.30)
Class 2
12/31/2017	$9.86	0.17	2.00	2.17	(0.19)	—
12/31/2016	$10.43	0.18	(0.54)	(0.36)	(0.21)	—
12/31/2015	$10.94	0.13	(0.16)	(0.03)	(0.14)	(0.34)
12/31/2014	$12.95	0.19	(0.99)	(0.80)	(0.19)	(1.02)
12/31/2013	$11.21	0.14	2.15	2.29	(0.25)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
316	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.21)	$11.92	22.56%	0.92%	0.92%	1.79%	68%	$2,606,365
(0.23)	$9.91	(3.24%)	0.97%	0.96%	2.04%	50%	$2,317,135
(0.50)	$10.48	(0.41%)	0.97%	0.97%	1.37%	52%	$2,317,553
(1.24)	$10.99	(6.73%)	0.99%	0.99%	1.86%	55%	$1,523,162
(0.57)	$12.99	21.51%	1.00%	1.00%	1.64%	78%	$1,427,986

(0.19)	$11.84	22.14%	1.17%	1.17%	1.50%	68%	$8,554
(0.21)	$9.86	(3.44%)	1.22%	1.21%	1.85%	50%	$6,722
(0.48)	$10.43	(0.60%)	1.22%	1.22%	1.13%	52%	$7,749
(1.21)	$10.94	(7.02%)	1.24%	1.24%	1.60%	55%	$4,652
(0.55)	$12.95	21.27%	1.25%	1.25%	1.16%	78%	$3,282
Variable Portfolio Funds | Annual Report 2017	317

Financial Highlights
Variable Portfolio – T. Rowe Price Large Cap Value Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$19.62	0.37	2.82	3.19
12/31/2016	$17.16	0.41	2.05	2.46
12/31/2015	$18.69	0.42	(1.95)	(1.53)
12/31/2014	$17.03	0.38	1.28	1.66
12/31/2013	$13.29	0.39	3.35	3.74
Class 2
12/31/2017	$19.30	0.31	2.77	3.08
12/31/2016	$16.92	0.36	2.02	2.38
12/31/2015	$18.48	0.37	(1.93)	(1.56)
12/31/2014	$16.87	0.33	1.28	1.61
12/31/2013	$13.21	0.35	3.31	3.66

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
318	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$22.81	16.26%	0.70%	0.70%	1.75%	32%	$2,481,560
$19.62	14.34%	0.75%	0.75%	2.30%	108%	$2,168,289
$17.16	(8.19%)	0.75%	0.75%	2.32%	59%	$1,894,441
$18.69	9.75%	0.74%	0.74%	2.10%	32%	$2,105,199
$17.03	28.14%	0.75%	0.75%	2.58%	29%	$2,058,095

$22.38	15.96%	0.94%	0.94%	1.52%	32%	$17,050
$19.30	14.07%	1.00%	1.00%	2.05%	108%	$10,555
$16.92	(8.44%)	1.00%	1.00%	2.06%	59%	$8,459
$18.48	9.54%	0.99%	0.99%	1.85%	32%	$9,505
$16.87	27.71%	1.00%	1.00%	2.29%	29%	$6,908
Variable Portfolio Funds | Annual Report 2017	319

Financial Highlights
Variable Portfolio – TCW Core Plus Bond Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.48	0.21	0.14	0.35	(0.17)	(0.04)
12/31/2016	$10.40	0.17	0.08	0.25	(0.13)	(0.04)
12/31/2015	$10.47	0.14	(0.12)	0.02	(0.09)	(0.00) (c)
12/31/2014	$10.02	0.16	0.36	0.52	(0.07)	—
12/31/2013	$10.48	0.09	(0.32)	(0.23)	(0.08)	(0.15)
Class 2
12/31/2017	$10.44	0.18	0.15	0.33	(0.15)	(0.04)
12/31/2016	$10.36	0.15	0.08	0.23	(0.11)	(0.04)
12/31/2015	$10.43	0.12	(0.13)	(0.01)	(0.06)	(0.00) (c)
12/31/2014	$9.99	0.14	0.34	0.48	(0.04)	—
12/31/2013	$10.44	0.06	(0.31)	(0.25)	(0.05)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
320	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.21)	$10.62	3.40%	0.52%	0.52%	1.97%	281%	$2,979,922
(0.17)	$10.48	2.41%	0.56%	0.55%	1.61%	276%	$3,079,179
(0.09)	$10.40	0.19%	0.58%	0.56%	1.35%	351%	$3,154,641
(0.07)	$10.47	5.15%	0.60%	0.58%	1.57%	448%	$2,130,226
(0.23)	$10.02	(2.19%)	0.61%	0.61%	0.85%	1,233%	$1,247,945

(0.19)	$10.58	3.15%	0.77%	0.77%	1.73%	281%	$7,071
(0.15)	$10.44	2.17%	0.81%	0.80%	1.38%	276%	$6,052
(0.06)	$10.36	(0.06%)	0.83%	0.81%	1.10%	351%	$4,137
(0.04)	$10.43	4.81%	0.85%	0.83%	1.33%	448%	$3,147
(0.20)	$9.99	(2.36%)	0.86%	0.86%	0.60%	1,233%	$3,260
Variable Portfolio Funds | Annual Report 2017	321

Financial Highlights
Variable Portfolio – Wells Fargo Short Duration Government Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.08	0.12	(0.04)	0.08	(0.10)	(0.00) (c)
12/31/2016	$10.11	0.09	0.02	0.11	(0.10)	(0.04)
12/31/2015	$10.18	0.07	(0.04)	0.03	(0.10)	—
12/31/2014	$10.14	0.05	0.04	0.09	(0.05)	—
12/31/2013	$10.33	0.05	(0.06)	(0.01)	(0.10)	(0.08)
Class 2
12/31/2017	$10.04	0.09	(0.05)	0.04	(0.07)	(0.00) (c)
12/31/2016	$10.07	0.06	0.02	0.08	(0.07)	(0.04)
12/31/2015	$10.14	0.04	(0.03)	0.01	(0.08)	—
12/31/2014	$10.09	0.03	0.04	0.07	(0.02)	—
12/31/2013	$10.29	0.02	(0.07)	(0.05)	(0.07)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
322	Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.10)	$10.06	0.80%	0.47%	0.47%	1.15%	290%	$956,370
(0.14)	$10.08	1.03%	0.56%	0.55%	0.86%	343%	$1,056,643
(0.10)	$10.11	0.32%	0.60%	0.60%	0.64%	375%	$1,197,705
(0.05)	$10.18	0.86%	0.59%	0.59%	0.54%	445%	$2,321,423
(0.18)	$10.14	(0.14%)	0.59%	0.59%	0.47%	282%	$2,455,893

(0.07)	$10.01	0.45%	0.72%	0.72%	0.91%	290%	$22,203
(0.11)	$10.04	0.78%	0.80%	0.80%	0.63%	343%	$22,083
(0.08)	$10.07	0.07%	0.86%	0.85%	0.40%	375%	$13,574
(0.02)	$10.14	0.71%	0.84%	0.84%	0.31%	445%	$6,479
(0.15)	$10.09	(0.49%)	0.84%	0.84%	0.23%	282%	$2,460
Variable Portfolio Funds | Annual Report 2017	323

Financial Highlights
Variable Portfolio – Westfield Mid Cap Growth Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$19.06	0.01	4.36	4.37
12/31/2016	$18.38	(0.02)	0.70	0.68
12/31/2015	$18.90	(0.04)	(0.48) (c)	(0.52)
12/31/2014	$17.28	(0.02)	1.64	1.62
12/31/2013	$13.50	(0.01)	3.79	3.78
Class 2
12/31/2017	$18.72	(0.04)	4.28	4.24
12/31/2016	$18.10	(0.07)	0.69	0.62
12/31/2015	$18.66	(0.08)	(0.48) (c)	(0.56)
12/31/2014	$17.11	(0.03)	1.58	1.55
12/31/2013	$13.40	(0.05)	3.76	3.71

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
324	Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$23.43	22.93%	0.87%	0.87%	0.04%	121%	$515,408
$19.06	3.70%	0.90%	0.88%	(0.11%)	36%	$411,066
$18.38	(2.75%)	0.89%	0.88%	(0.20%)	34%	$217,012
$18.90	9.37%	0.88%	0.86%	(0.13%)	42%	$681,556
$17.28	28.00%	0.87% (d)	0.83% (d)	(0.09%)	37%	$965,195

$22.96	22.65%	1.12%	1.12%	(0.21%)	121%	$19,303
$18.72	3.43%	1.15%	1.13%	(0.38%)	36%	$13,635
$18.10	(3.00%)	1.15%	1.13%	(0.42%)	34%	$12,750
$18.66	9.06%	1.13%	1.12%	(0.19%)	42%	$7,891
$17.11	27.69%	1.13% (d)	1.08% (d)	(0.33%)	37%	$5,297
Variable Portfolio Funds | Annual Report 2017	325

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – U.S. Equities Fund; Variable Portfolio – American Century Diversified Bond Fund; Variable Portfolio – CenterSquare Real Estate Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – DFA International Value Fund; Variable Portfolio – Eaton Vance Floating-Rate Income Fund; Variable Portfolio – Los Angeles Capital Large Cap Growth Fund (formerly known as Variable Portfolio - Nuveen Winslow Large Cap Growth Fund); Variable Portfolio – MFS® Value Fund; Variable Portfolio – Morgan Stanley Advantage Fund; Variable Portfolio – Oppenheimer International Growth Fund; Variable Portfolio – Partners Core Bond Fund (formerly known as Variable Portfolio - J.P. Morgan Core Bond Fund); Variable Portfolio – Partners Small Cap Growth Fund; Variable Portfolio – Pyramis® International Equity Fund; Variable Portfolio – T. Rowe Price Large Cap Value Fund; Variable Portfolio – TCW Core Plus Bond Fund; Variable Portfolio – Wells Fargo Short Duration Government Fund and Variable Portfolio – Westfield Mid Cap Growth Fund (formerly known as Variable Portfolio — Jennison Mid Cap Growth Fund). Effective May 1, 2017, Variable Portfolio - J.P. Morgan Core Bond Fund was renamed Variable Portfolio - Partners Core Bond Fund and Variable Portfolio - Nuveen Winslow Large Cap Growth Fund was renamed Variable Portfolio - Los Angeles Capital Large Cap Growth Fund. Effective September 18, 2017, Variable Portfolio - Jennison Mid Cap Growth Fund was renamed Variable Portfolio - Westfield Mid Cap Growth Fund.
Each Fund currently operates as a diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
326	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Variable Portfolio Funds | Annual Report 2017	327

Notes to Financial Statements  (continued)
December 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
328	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund
To shift foreign currency exposure back to U.S. dollars	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund
To shift investment exposure from one currency to another	Variable Portfolio — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	Variable Portfolio — American Century Diversified Bond Fund
To generate interest rate differential yield	Variable Portfolio — American Century Diversified Bond Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2017	329

Notes to Financial Statements  (continued)
December 31, 2017
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To produce incremental earnings	Variable Portfolio — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — Pyramis® International Equity Fund
To manage exposure to the securities market	Variable Portfolio — Pyramis® International Equity Fund
To manage exposure to movements in interest rates	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
330	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	Variable Portfolio — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer or seller to reduce or increase overall credit exposure	Variable Portfolio — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a credit sector	Variable Portfolio — American Century Diversified Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Variable Portfolio Funds | Annual Report 2017	331

Notes to Financial Statements  (continued)
December 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – U.S. Equities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	24,083*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	971,259

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	110,533
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	5,761,193

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Variable Portfolio – American Century Diversified Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	1,622,242*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	9,466,757
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,033,803*
Total		12,122,802

332	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	13,576,284
Interest rate risk	Net assets — unrealized depreciation on futures contracts	332,967*
Total		13,909,251

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	5,081,606	5,081,606
Foreign exchange risk	(5,529,070)	—	—	(5,529,070)
Interest rate risk	—	(3,418,943)	—	(3,418,943)
Total	(5,529,070)	(3,418,943)	5,081,606	(3,866,407)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,622,242	1,622,242
Foreign exchange risk	(5,338,782)	—	—	(5,338,782)
Interest rate risk	—	1,151,686	—	1,151,686
Total	(5,338,782)	1,151,686	1,622,242	(2,564,854)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	255,285,602
Futures contracts — short	167,332,220
Credit default swap contracts — sell protection	114,690,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	3,513,000	(4,481,199)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Variable Portfolio Funds | Annual Report 2017	333

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Pyramis® International Equity Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,346,527*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	12,306,385

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,696,100
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	68,366,363

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Variable Portfolio – TCW Core Plus Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	341,311
Interest rate risk	Net assets — unrealized appreciation on futures contracts	166,490*
Total		507,801

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,188,162*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
334	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	275,569	—	275,569
Interest rate risk	—	(1,287,948)	(1,287,948)
Total	275,569	(1,287,948)	(1,012,379)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	341,311	—	341,311
Interest rate risk	—	(380,707)	(380,707)
Total	341,311	(380,707)	(39,396)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	453,310,596
Futures contracts — short	46,645,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	178,909	(24,689)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Variable Portfolio – Wells Fargo Short Duration Government Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	419,750*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	380,400*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2017	335

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(875,739)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(127,787)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	189,583,067
Futures contracts — short	83,333,285

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
336	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Variable Portfolio Funds | Annual Report 2017	337

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Variable Portfolio – American Century Diversified Bond Fund
	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	JPMorgan ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	235,778	-	-	-	235,778
Forward foreign currency exchange contracts	-	6,047,165	3,419,511	81	9,466,757
Total assets	235,778	6,047,165	3,419,511	81	9,702,535
Liabilities
Forward foreign currency exchange contracts	-	10,518,044	2,444,003	614,237	13,576,284
Total liabilities	-	10,518,044	2,444,003	614,237	13,576,284
Total financial and derivative net assets	235,778	(4,470,879)	975,508	(614,156)	(3,873,749)
Total collateral received (pledged) (c)	-	-	217,164	-	217,164
Net amount (d)	235,778	(4,470,879)	758,344	(614,156)	(4,090,913)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Variable Portfolio – TCW Core Plus Bond Fund
Goldman Sachs ($)
Assets
Forward foreign currency exchange contracts	341,311
Total financial and derivative net assets	341,311
Total collateral received (pledged) (a)	-
Net amount (b)	341,311

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
338	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
Columbia Variable Portfolio – U.S. Equities Fund, Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Variable Portfolio – MFS® Value Fund, Variable Portfolio – Morgan Stanley Advantage Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – T. Rowe Price Large Cap Value Fund and Variable Portfolio – Westfield Mid Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – CenterSquare Real Estate Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Oppenheimer International Growth Fund, Variable Portfolio – Partners Core Bond Fund, Variable Portfolio – Pyramis® International Equity Fund, Variable Portfolio – TCW Core Plus Bond
Variable Portfolio Funds | Annual Report 2017	339

Notes to Financial Statements  (continued)
December 31, 2017
Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to Subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Oppenheimer International Growth Fund and Variable Portfolio – Pyramis® International Equity Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – CenterSquare Real Estate Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Partners Core Bond Fund, Variable Portfolio – TCW Core Plus Bond Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
340	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Each Fund, as described below, has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreement note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2017 was as follows:
	High (%)	Low (%)	Effective management services fee (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.870	0.750	0.840
Variable Portfolio – American Century Diversified Bond Fund	0.500	0.340	0.481
Variable Portfolio – CenterSquare Real Estate Fund	0.750	0.660	0.750
Variable Portfolio – Columbia Wanger International Equities Fund	1.030	0.770	1.030
Variable Portfolio – DFA International Value Fund	0.870	0.670	0.803
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.700	0.570	0.700
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	0.710	0.530	0.694
Variable Portfolio – MFS® Value Fund	0.710	0.530	0.669
Variable Portfolio – Morgan Stanley Advantage Fund	0.710	0.530	0.683
Variable Portfolio – Oppenheimer International Growth Fund	0.930	0.750	0.895
Variable Portfolio – Partners Core Bond Fund	0.500	0.340	0.483
Variable Portfolio – Partners Small Cap Growth Fund	0.870	0.750	0.859
Variable Portfolio – Pyramis® International Equity Fund	0.930	0.750	0.871
Variable Portfolio – T. Rowe Price Large Cap Value Fund	0.710	0.530	0.659
Variable Portfolio – TCW Core Plus Bond Fund	0.500	0.340	0.479
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.430	0.280	0.427
Variable Portfolio – Westfield Mid Cap Growth Fund	0.810	0.680	0.810
For Variable Portfolio — American Century Diversified Bond Fund, prior to October 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.550% to 0.415% as the Fund’s net assets increased.
For Variable Portfolio — Partners Core Bond Fund, prior to May 1, 2017, the management services fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.550% to 0.415% as the Fund’s net assets increased.
Variable Portfolio Funds | Annual Report 2017	341

Notes to Financial Statements  (continued)
December 31, 2017
Subadvisory agreement
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser
Columbia Variable Portfolio — U.S. Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — CenterSquare Real Estate Fund	CenterSquare Investment Management LLC(b)
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — DFA International Value Fund	Dimensional Fund Advisors LP
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — Los Angeles Capital Large Cap Growth Fund	Los Angeles Capital Management and Equity Research, Inc.(c)
Variable Portfolio — MFS® Value Fund	Massachusetts Financial Services Company
Variable Portfolio — Morgan Stanley Advantage Fund	Morgan Stanley Investment Management Inc.
Variable Portfolio — Oppenheimer International Growth Fund	OppenheimerFunds, Inc.
Variable Portfolio — Partners Core Bond Fund	J.P. Morgan Investment Management Inc. Wells Capital Management Incorporated(d)
Variable Portfolio — Partners Small Cap Growth Fund	BMO Asset Management Corp.(e) Kennedy Capital Management, Inc. Wells Capital Management Incorporated
Variable Portfolio — Pyramis® International Equity Fund	FIAM LLC (doing business as Pyramis Global Advisors)
Variable Portfolio — T. Rowe Price Large Cap Value Fund	T. Rowe Price Associates, Inc.
Variable Portfolio — TCW Core Plus Bond Fund	TCW Investment Management Company LLC
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated
Variable Portfolio — Westfield Mid Cap Growth Fund	Westfield Capital Management Company, L.P.(f)
(a)	A wholly-owned subsidiary of the Investment Manager.
(b)	Effective January 2, 2018, the Investment Manager entered into a Subadvisory Agreement with CenterSquare Investment Management LLC following a change of control, and the resulting automatic termination of the Subadvisory Agreement with its predecessor, CenterSquare Investment Management, Inc. For more information, see the discussion in this annual report under "Board Consideration and Approval of the Subadvisory Agreement with CenterSquare Investment Management LLC".
(c)	Effective May 1, 2017, the Investment Manager entered into a Subadvisory Agreement with Los Angeles Capital Management and Equity Research, Inc. to serve as the subadviser to the Fund. Prior to May 1, 2017, Winslow Capital Management, LLC served as the subadviser to the Fund.
(d)	Effective May 1, 2017, the Investment Manager entered into a Subadvisory Agreement with Wells Capital Management Incorporated to serve as a subadviser to the Fund.
(e)	Effective May 1, 2017, the Investment Manager entered into a Subadvisory Agreement with BMO Asset Management Corp. to serve as a subadviser to the Fund. Prior to May 1, 2017, London Company of Virginia, doing business as The London Company, served as a subadviser to the Fund.
(f)	Effective September 18, 2017, the Investment Manager entered into a Subadvisory Agreement with Westfield Capital Management Company, L.P. to serve as a subadviser to the Fund. Prior to September 18, 2017, Jennison Associates LLC served as a subadviser to the Fund.
For Variable Portfolio — Partners Core Bond Fund and Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.
342	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Funds and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were as follows:
Fund	Amount ($)
Columbia Variable Portfolio – U.S. Equities Fund	1,860
Variable Portfolio – American Century Diversified Bond Fund	4,755
Variable Portfolio – CenterSquare Real Estate Fund	1,169
Variable Portfolio – Columbia Wanger International Equities Fund	835
Variable Portfolio – DFA International Value Fund	2,742
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	879
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	1,740
Variable Portfolio – MFS® Value Fund	2,793
Variable Portfolio – Morgan Stanley Advantage Fund	1,866
Variable Portfolio – Oppenheimer International Growth Fund	3,041
Variable Portfolio – Partners Core Bond Fund	4,049
Variable Portfolio – Partners Small Cap Growth Fund	1,375
Variable Portfolio – Pyramis® International Equity Fund	3,102
Variable Portfolio – T. Rowe Price Large Cap Value Fund	2,939
Variable Portfolio – TCW Core Plus Bond Fund	3,784
Variable Portfolio – Wells Fargo Short Duration Government Fund	1,798
Variable Portfolio – Westfield Mid Cap Growth Fund	1,185
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Variable Portfolio Funds | Annual Report 2017	343

Notes to Financial Statements  (continued)
December 31, 2017
Transactions with affiliates
For the year ended December 31, 2017, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Variable Portfolio – Columbia Wanger International Equities Fund	127,326	—	—
Variable Portfolio – MFS® Value Fund	721,421	9,814,982	4,038,951
Variable Portfolio – Oppenheimer International Growth Fund	—	2,911,231	105,386
Variable Portfolio – Pyramis® International Equity Fund	24,928,832	17,342,817	2,117,193
Variable Portfolio – T. Rowe Price Large Cap Value Fund	452,520	—	—
Service fees
Effective July 1, 2017, each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2017, each Fund’s effective service fee rates as a percentage of each Fund’s average daily net assets were as follows:
Effective service fee (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.00
Variable Portfolio – American Century Diversified Bond Fund	0.00
Variable Portfolio – CenterSquare Real Estate Fund	0.00
Variable Portfolio – Columbia Wanger International Equities Fund	0.01
Variable Portfolio – DFA International Value Fund	0.00
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.01
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	0.00
Variable Portfolio – MFS® Value Fund	0.00
Variable Portfolio – Morgan Stanley Advantage Fund	0.00
Variable Portfolio – Oppenheimer International Growth Fund	0.00
Variable Portfolio – Partners Core Bond Fund	0.00
Variable Portfolio – Partners Small Cap Growth Fund	0.00
Variable Portfolio – Pyramis® International Equity Fund	0.00
Variable Portfolio – T. Rowe Price Large Cap Value Fund	0.00
Variable Portfolio – TCW Core Plus Bond Fund	0.00
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.00
Variable Portfolio – Westfield Mid Cap Growth Fund	0.00
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Transfer agency fees
Prior to July 1, 2017, each Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of each Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, each Fund no longer pays a transfer agency fee. Each Fund’s effective transfer agency fee rate for the year ended December 31, 2017 was 0.03% of each Fund’s average daily net assets attributable to each share class.
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Notes to Financial Statements  (continued)
December 31, 2017
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018		Prior to May 1, 2017
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
Columbia Variable Portfolio — U.S. Equities Fund	0.88%	1.13%	0.93%	1.18%
Variable Portfolio — American Century Diversified Bond Fund	0.57	0.82	0.56	0.81
Variable Portfolio — CenterSquare Real Estate Fund	0.94	1.19	0.84	1.09
Variable Portfolio — Columbia Wanger International Equities Fund	1.16	1.41	1.11	1.36
Variable Portfolio — DFA International Value Fund	0.99	1.24	0.99	1.24
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.73	0.98	0.75	1.00
Variable Portfolio — Los Angeles Capital Large Cap Growth Fund	0.79	1.04	0.79	1.04
Variable Portfolio — MFS® Value Fund	0.75	1.00	0.77	1.02
Variable Portfolio — Morgan Stanley Advantage Fund	0.79	1.04	0.79	1.04
Variable Portfolio — Oppenheimer International Growth Fund	0.96	1.21	1.00	1.25
Variable Portfolio — Partners Core Bond Fund	0.56	0.81	0.56	0.81
Variable Portfolio — Partners Small Cap Growth Fund	0.93	1.18	0.93	1.18
Variable Portfolio — Pyramis® International Equity Fund	0.96	1.21	0.96	1.21
Variable Portfolio — T. Rowe Price Large Cap Value Fund	0.76	1.01	0.76	1.01
Variable Portfolio — TCW Core Plus Bond Fund	0.56	0.81	0.59	0.84
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.53	0.78	0.56	0.81
Variable Portfolio — Westfield Mid Cap Growth Fund	0.88	1.13	0.88	1.13
Variable Portfolio - Wells Fargo Short Duration Government Fund had a contractual expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were 0.55% for Class 1 shares and 0.80% for Class 2 shares under the contractual expense reimbursement arrangement. The expense caps listed in the above table were effective July 1, 2017.
Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - CenterSquare Real Estate Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Los Angeles Capital Large Cap Growth Fund, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Partners Core Bond Fund, Variable Portfolio - Partners Small Cap Growth Fund, Variable Portfolio - Pyramis® International Equity Fund, Variable Portfolio - T. Rowe Price Large Cap Value Fund and Variable Portfolio - Westfield Mid Cap Growth Fund, each had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
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Notes to Financial Statements  (continued)
December 31, 2017
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, foreign capital gains tax and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Fund	Undistributed net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Variable Portfolio – American Century Diversified Bond Fund	(453,355)	453,355	—
Variable Portfolio – CenterSquare Real Estate Fund	(12,627)	12,627	—
Variable Portfolio – Columbia Wanger International Equities Fund	494,203	(494,203)	—
Variable Portfolio – DFA International Value Fund	968,298	(968,298)	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	39,015	(38,993)	(22)
Variable Portfolio – Oppenheimer International Growth Fund	(931,764)	931,763	1
Variable Portfolio – Partners Core Bond Fund	296,591	(296,592)	1
Variable Portfolio – Pyramis® International Equity Fund	4,069,727	(4,069,726)	(1)
Variable Portfolio – TCW Core Plus Bond Fund	62,370	(62,370)	—
Variable Portfolio – Wells Fargo Short Duration Government Fund	(5,448)	5,447	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2017			Year Ended December 31, 2016
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Variable Portfolio – American Century Diversified Bond Fund	114,411,102	3,294,140	117,705,242	80,526,854	—	80,526,854
Variable Portfolio – CenterSquare Real Estate Fund	9,469,110	12,698,073	22,167,183	4,661,079	12,283,076	16,944,155
Variable Portfolio – Columbia Wanger International Equities Fund	930,491	9,519,656	10,450,147	2,713,036	48,916,791	51,629,827
Variable Portfolio – DFA International Value Fund	36,838,456	—	36,838,456	56,485,653	8,675,721	65,161,374
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	5,195,963	—	5,195,963	11,890,574	—	11,890,574
Variable Portfolio – Oppenheimer International Growth Fund	13,182,045	146,435,274	159,617,319	32,707,195	22,301,472	55,008,667
Variable Portfolio – Partners Core Bond Fund	78,282,807	1,986,070	80,268,877	71,455,586	5,620,367	77,075,953
Variable Portfolio – Pyramis® International Equity Fund	48,283,449	—	48,283,449	50,855,209	—	50,855,209
Variable Portfolio – TCW Core Plus Bond Fund	54,285,250	6,912,871	61,198,121	50,927,023	—	50,927,023
Variable Portfolio – Wells Fargo Short Duration Government Fund	9,978,704	—	9,978,704	12,384,593	2,815,306	15,199,899
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
346	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Variable Portfolio – American Century Diversified Bond Fund	121,760,485	6,344,842	—	64,541,697
Variable Portfolio – CenterSquare Real Estate Fund	8,762,956	3,341,116	—	4,687,930
Variable Portfolio – Columbia Wanger International Equities Fund	3,082,877	6,336,795	—	18,303,794
Variable Portfolio – DFA International Value Fund	18,437,453	5,682,193	—	253,072,349
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	5,039,230	—	(17,491,841)	127,646
Variable Portfolio – Oppenheimer International Growth Fund	6,941,071	62,183,758	—	317,619,798
Variable Portfolio – Partners Core Bond Fund	82,131,528	34,544,379	—	23,957,616
Variable Portfolio – Pyramis® International Equity Fund	7,730,997	6,204,323	—	287,687,995
Variable Portfolio – TCW Core Plus Bond Fund	63,729,443	1,190,228	—	13,954,838
Variable Portfolio – Wells Fargo Short Duration Government Fund	11,406,406	—	(3,335,772)	(5,473,377)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Variable Portfolio – American Century Diversified Bond Fund	4,206,739,720	89,668,134	(25,126,437)	64,541,697
Variable Portfolio – CenterSquare Real Estate Fund	445,991,247	22,823,682	(18,135,752)	4,687,930
Variable Portfolio – Columbia Wanger International Equities Fund	104,122,177	20,609,506	(2,305,712)	18,303,794
Variable Portfolio – DFA International Value Fund	1,519,445,255	324,891,085	(71,818,736)	253,072,349
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	148,604,742	1,873,854	(1,746,208)	127,646
Variable Portfolio – Oppenheimer International Growth Fund	1,395,928,491	363,446,591	(45,826,793)	317,619,798
Variable Portfolio – Partners Core Bond Fund	3,389,769,136	46,102,520	(22,144,904)	23,957,616
Variable Portfolio – Pyramis® International Equity Fund	2,317,311,875	319,405,895	(31,717,900)	287,687,995
Variable Portfolio – TCW Core Plus Bond Fund	3,330,085,303	31,792,264	(17,837,426)	13,954,838
Variable Portfolio – Wells Fargo Short Duration Government Fund	1,007,678,258	790,053	(6,263,430)	(5,473,377)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Variable Portfolio – DFA International Value Fund	—	—	—	—	—	19,103,160	—	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	—	—	—	17,491,841	17,491,841	—	—	—
Variable Portfolio – Pyramis® International Equity Fund	—	—	—	—	—	112,476,797	—	—
Variable Portfolio – Wells Fargo Short Duration Government Fund	—	—	1,444,390	1,891,382	3,335,772	—	—	—
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Notes to Financial Statements  (continued)
December 31, 2017
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – U.S. Equities Fund	922,872,456	1,092,922,575	—	—
Variable Portfolio – American Century Diversified Bond Fund	6,093,799,379	6,482,415,089	4,871,947,693	5,496,216,016
Variable Portfolio – CenterSquare Real Estate Fund	327,706,001	310,835,224	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	72,400,844	65,867,292	—	—
Variable Portfolio – DFA International Value Fund	162,474,280	760,854,748	—	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	135,466,896	123,215,584	—	—
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund	2,198,734,965	1,919,067,648	—	—
Variable Portfolio – MFS® Value Fund	280,376,407	347,037,655	—	—
Variable Portfolio – Morgan Stanley Advantage Fund	1,309,077,128	1,023,281,559	—	—
Variable Portfolio – Oppenheimer International Growth Fund	410,386,340	1,418,357,086	—	—
Variable Portfolio – Partners Core Bond Fund	8,073,275,511	8,052,599,354	6,442,307,277	6,399,787,547
Variable Portfolio – Partners Small Cap Growth Fund	710,560,688	783,077,315	—	—
Variable Portfolio – Pyramis® International Equity Fund	1,680,931,981	1,825,938,751	—	—
Variable Portfolio – T. Rowe Price Large Cap Value Fund	743,585,899	727,012,252	—	—
Variable Portfolio – TCW Core Plus Bond Fund	8,354,411,525	8,595,182,702	7,728,086,904	8,041,667,610
Variable Portfolio – Wells Fargo Short Duration Government Fund	2,936,213,156	3,022,894,954	2,726,322,146	2,765,072,935
Variable Portfolio – Westfield Mid Cap Growth Fund	576,113,594	564,776,354	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Commission recapture
Variable Portfolio - Pyramis® International Equity Fund participated in the Pyramis Global Advisors’ commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2017, the Fund received cash rebates of $133,958 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.
Note 7. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
348	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
No Fund had borrowings during the year ended December 31, 2017.
Note 9. Significant risks
Consumer discretionary sector risk
Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Morgan Stanley Advantage Fund and Variable Portfolio - Oppenheimer International Growth Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - Eaton Vance Floating-Rate Fund, Variable Portfolio - Partners Core Bond Fund, Variable Portfolio - TCW Core Plus Bond Fund and Variable Portfolio - Wells Fargo Short Duration Government Fund may present increased credit risk as compared to higher-rated debt securities.
Financial sector risk
Variable Portfolio - DFA International Value Fund, Variable Portfolio - MFS® Value Fund, Variable Portfolio - Pyramis® International Equity Fund and Variable Portfolio - T. Rowe Price Large Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Floating rate loan risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in Variable Portfolio - Eaton Vance Floating-Rate Income Fund investments or in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund’s investments. The Fund may have
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Notes to Financial Statements  (continued)
December 31, 2017
to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Oppenheimer International Growth Fund and Variable Portfolio - Pyramis® International Equity Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Health care sector risk
Variable Portfolio - Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
High-yield investments risk
Securities and other debt instruments held by Variable Portfolio - Eaton Vance Floating-Rate Income Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Industrial sector risk
Variable Portfolio - Columbia Wanger International Equities Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
350	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
affect the value of debt securities held by Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Partners Core Bond Fund, Variable Portfolio - TCW Core Plus Bond Fund and Variable Portfolio - Wells Fargo Short Duration Government Fund resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Partners Core Bond Fund, Variable Portfolio - TCW Core Plus Bond Fund and Variable Portfolio - Wells Fargo Short Duration Government Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio - Partners Core Bond Fund, Variable Portfolio - TCW Core Plus Bond Fund and Variable Portfolio - Wells Fargo Short Duration Government Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Real estate sector risk
Variable Portfolio - CenterSquare Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.
The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Variable Portfolio Funds | Annual Report 2017	351

Notes to Financial Statements  (continued)
December 31, 2017
Shareholder concentration risk
At December 31, 2017, the affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Columbia Variable Portfolio - U.S. Equities Fund, Variable Portfolio - CenterSquare Real Estate Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - MFS® Value Fund, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Oppenheimer International Growth Fund, Variable Portfolio - Partners Small Cap Growth Fund and Variable Portfolio - Westfield Mid Cap Growth Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Technology and technology-related investment risk
Variable Portfolio - Los Angeles Capital Large Cap Growth Fund, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Oppenheimer International Growth Fund, Variable Portfolio - Partners Small Cap Growth Fund and Variable Portfolio - Westfield Mid Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if they were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
For Variable Portfolio - Eaton Vance Floating-Rate Income Fund, the Board of Trustees approved a Plan of Liquidation pursuant to which the Fund will be liquidated. Completion of the transaction involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (Contract Owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on April 27, 2018 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Participating insurance companies, as shareholders of the Fund on behalf of Contract Owners, will reinvest the liquidation proceeds in another fund. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
352	Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Effective May 1, 2018, the following Funds will be renamed:
Current Fund names	New Fund names
Variable Portfolio — American Century Diversified Bond Fund	CTIVP SM — American Century Diversified Bond Fund
Variable Portfolio — CenterSquare Real Estate Fund	CTIVP SM — CenterSquare Real Estate Fund
Variable Portfolio — DFA International Value Fund	CTIVP SM — DFA International Value Fund
Variable Portfolio — Los Angeles Capital Large Cap Growth Fund	CTIVP SM — Los Angeles Capital Large Cap Growth Fund
Variable Portfolio — MFS® Value Fund	CTIVP SM — MFS® Value Fund
Variable Portfolio — Morgan Stanley Advantage Fund	CTIVP SM — Morgan Stanley Advantage Fund
Variable Portfolio — Oppenheimer International Growth Fund	CTIVP SM — Oppenheimer International Growth Fund
Variable Portfolio — Pyramis® International Equity Fund	CTIVP SM — Pyramis® International Equity Fund
Variable Portfolio — T. Rowe Price Large Cap Value Fund	CTIVP SM — T. Rowe Price Large Cap Value Fund
Variable Portfolio — TCW Core Plus Bond Fund	CTIVP SM — TCW Core Plus Bond Fund
Variable Portfolio — Wells Fargo Short Duration Government Fund	CTIVP SM — Wells Fargo Short Duration Government Fund
Variable Portfolio — Westfield Mid Cap Growth Fund	CTIVP SM — Westfield Mid Cap Growth Fund
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Variable Portfolio Funds | Annual Report 2017	353

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - U.S. Equities Fund, Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - CenterSquare Real Estate Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Los Angeles Capital Large Cap Growth Fund (formerly known as Variable Portfolio - Nuveen Winslow Large Cap Growth Fund), Variable Portfolio - MFS® Value Fund, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Oppenheimer International Growth Fund, Variable Portfolio - Partners Core Bond Fund (formerly known as Variable Portfolio - J.P. Morgan Core Bond Fund), Variable Portfolio - Partners Small Cap Growth Fund, Variable Portfolio - Pyramis® International Equity Fund, Variable Portfolio - T. Rowe Price Large Cap Value Fund, Variable Portfolio - TCW Core Plus Bond Fund, Variable Portfolio - Wells Fargo Short Duration Government Fund and Variable Portfolio - Westfield Mid Cap Growth Fund (formerly known as Variable Portfolio - Jennison Mid Cap Growth Fund).
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - U.S. Equities Fund, Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - CenterSquare Real Estate Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Los Angeles Capital Large Cap Growth Fund (formerly known as Variable Portfolio - Nuveen Winslow Large Cap Growth Fund), Variable Portfolio - MFS® Value Fund, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Oppenheimer International Growth Fund, Variable Portfolio - Partners Core Bond Fund (formerly known as Variable Portfolio - J.P. Morgan Core Bond Fund), Variable Portfolio - Partners Small Cap Growth Fund, Variable Portfolio - Pyramis® International Equity Fund, Variable Portfolio - T. Rowe Price Large Cap Value Fund, Variable Portfolio - TCW Core Plus Bond Fund, Variable Portfolio - Wells Fargo Short Duration Government Fund and Variable Portfolio - Westfield Mid Cap Growth Fund (formerly known as Variable Portfolio - Jennison Mid Cap Growth Fund) (17 of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
354	Variable Portfolio Funds | Annual Report 2017

Report of Independent Registered Public Accounting Firm  (continued)
Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio Funds | Annual Report 2017	355

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2017.
	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Variable Portfolio – American Century Diversified Bond Fund	0.00%	$6,735,492	$0	$0.00	$0	$0.00
Variable Portfolio – CenterSquare Real Estate Fund	0.09%	$3,597,265	$0	$0.00	$0	$0.00
Variable Portfolio – Columbia Wanger International Equities Fund	0.00%	$6,693,874	$220,137	$0.01	$2,200,370	$0.11
Variable Portfolio – DFA International Value Fund	0.00%	$5,966,303	$5,248,934	$0.03	$64,765,041	$0.42
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	0.00%	$0	$0	$0.00	$0	$0.00
Variable Portfolio – Oppenheimer International Growth Fund	0.00%	$65,713,284	$3,782,714	$0.03	$38,815,283	$0.28
Variable Portfolio – Partners Core Bond Fund	0.00%	$36,377,865	$0	$0.00	$0	$0.00
Variable Portfolio – Pyramis® International Equity Fund	0.00%	$6,514,539	$5,927,448	$0.03	$74,500,912	$0.34
Variable Portfolio – TCW Core Plus Bond Fund	0.00%	$1,354,492	$0	$0.00	$0	$0.00
Variable Portfolio – Wells Fargo Short Duration Government Fund	0.00%	$0	$0	$0.00	$0	$0.00
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Oppenheimer International Growth Fund and Variable Portfolio – Pyramis® International Equity Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2018.
356	Variable Portfolio Funds | Annual Report 2017

Board Consideration and Approval of the Subadvisory Agreement
with CenterSquare Investment Management LLC
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio - CenterSquare Real Estate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and CenterSquare Investment Management LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund since January 2, 2018. Prior to January 2, 2018, under a separate subadvisory agreement (the Predecessor Subadvisory Agreement) between Columbia Threadneedle and CenterSquare Investment Management, Inc. (the Predecessor Subadviser) the Predecessor Subadviser provided portfolio management and related services for the Fund since June 2016.
Prior to January 2, 2018, the Predecessor Subadviser was 100% indirectly owned by BNY Mellon (BNY). BNY agreed to sell its interest in the Predecessor Subadviser to a private equity firm, Lovell Minnick Partners, LLC (Lovell Minnick) and employees of the Predecessor Subadviser (the Transaction). The closing of the Transaction resulted in a change of control under the Investment Company Act of 1940, as amended (the 1940 Act) and the automatic termination of the Predecessor Subadvisory Agreement. The Investment Manager has received an exemptive order (the Manager of Managers Order) from the U.S. Securities and Exchange Commission that permits the Investment Manager, subject to certain conditions, to enter into a new subadvisory agreement with an unaffiliated subadviser (or subadvisers) or to change the terms of an existing subadvisory agreement, provided that the new agreement or the changes to an existing agreement are approved by the Fund’s Board of Trustees (the Board), including the Board members who are not interested persons of the Fund within the meaning of the 1940 Act (the Independent Trustees). Pursuant to the Manager of Managers Order, and upon consideration and approval by the Board as discussed below, the Investment Manager entered into the Subadvisory Agreement with the Subadviser effective January 2, 2018.
The Board, at its November 13-November 15, 2017 in-person Board meeting (the November Meeting) considered the Subadvisory Agreement between the Investment Manager and the Subadviser, with respect to the Subadviser’s management of the Fund considering the change in control. It was observed that the Predecessor Subadvisory Agreement with the Predecessor Subadviser terminates upon the effectiveness of the Transaction and, as a result, the new Subadvisory Agreement is intended to replace the Predecessor Subadvisory Agreement so that the change in control does not cause a disruption of services provided to the Fund upon the termination of the Predecessor Subadvisory Agreement. It was also observed that the new Subadvisory Agreement is substantially identical, in all material respects, to the Predecessor Subadvisory Agreement. The Trustees noted the Contracts Committee’s recommendation that the Board approve the new Subadvisory Agreement. Independent legal counsel to the Independent Trustees reviewed the SEC-enumerated factors that should be considered by a board in determining whether to approve a new investment management services or subadvisory agreement and stated that the Board should use these factors in consideration of the approval of the Subadvisory Agreement.
Nature, extent and quality of services
The Board considered its analysis of various reports and presentations received by it and its Committees, at this Meeting and as part of the annual Subadvisory Agreement review process at its meeting held on June 19-21, 2017 (the June Meeting), detailing the services performed by the Predecessor Subadviser, as subadviser for the Fund, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board also recalled its analysis of the capabilities and financial condition of the Predecessor Subadviser at the June Meeting, and noted the Investment Manager’s representation that the Subadviser has the capability and wherewithal to carry out its responsibilities under the proposed Subadvisory Agreement.
At the November Meeting, the Board observed that the Chief Compliance Officer of the Fund continues to monitor the Subadviser’s code of ethics and compliance program and that no material concerns have been reported. The Board reviewed the impending Transaction noting the Investment Manager’s comfort with the future financial strength of the Subadviser based on the Subadviser’s representations that its financial condition is expected to remain strong after the Transaction. The Board also noted management’s assertion that Lovell Minnick has a history of contributing additional capital to investment
Variable Portfolio Funds | Annual Report 2017	357

Board Consideration and Approval of the Subadvisory Agreement  (continued)
managers, if needed. The Board also noted the Investment Manager’s representation that no material changes were expected to the Subadviser’s personnel, investment philosophy, investment process or compensation structure post-Transaction. The Board also discussed the acceptability of the terms of the Subadvisory Agreement, including that, the new Subadvisory Agreement is substantially identical, in all material respects, to the Predecessor Subadvisory Agreement reviewed and approved by the Board at the June Meeting. The Board recalled its considerations regarding the Predecessor Subadviser in June 2017, including its conclusion that the Predecessor Subadviser is in a position to provide a high quality and level of services to the Fund. The Board noted its view that, based on the information it has received, the Transaction should not affect that conclusion (as it applies to the new entity). Additionally, the Board reviewed the Investment Manager’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve entering into the Subadvisory Agreement with the Subadviser, which is unaffiliated with the Investment Manager, the Board concluded that the Subadviser was in a position to provide services of a reasonable high quality to the Fund post consummation of the Transaction.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board reviewed the investment performance of the Fund. In this regard, the Board considered its review of the Fund’s performance at the June Meeting, during which the Trustees observed that although the Fund underperformed for certain periods, the Predecessor Subadviser had only been serving the Fund for less than two years.
Comparative fees, costs of services provided
The Board recalled their review, at the June Meeting, of comparative fees and the costs of services to be provided under the Predecessor Subadvisory Agreement. The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to the Subadviser would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Trustees observed that fees paid under the proposed Subadvisory Agreement are identical to those paid under the Predecessor Subadvisory Agreement reviewed and approved in June 2017. The Board concluded that the Fund’s subadvisory fees continue to be fair and reasonable in light of the extent and quality of services that the Fund receives.
Economies of scale
The Board recognized that, because the Subadviser’s fees would be paid by the Investment Manager and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Fund’s Management Agreement, which was separately considered and renewed at the June Meeting.
Based on all of the foregoing, including all of the information received and presented (including the information reviewed and considered at the June Meeting), the Board, including the Independent Trustees, concluded that the subadvisory fees were fair and reasonable in light of the extent and quality of services to be provided.
On November 15, 2017, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement. In reaching this conclusion, no single factor was determinative.
358	Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Variable Portfolio Funds | Annual Report 2017	359

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
360	Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Variable Portfolio Funds | Annual Report 2017	361

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
362	Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund Officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio Funds | Annual Report 2017	363

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
364	Variable Portfolio Funds | Annual Report 2017

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Variable Portfolio Funds
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6546 AP (2/18)

Annual Report
December 31, 2017
Columbia Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – Global Bond Fund
Columbia Variable Portfolio – Intermediate Bond Fund
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio – Victory Sycamore Established Value Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio Funds  |  Annual Report 2017

Fund at a Glance
Columbia Variable Portfolio – Global Bond Fund
Investment objective
Columbia Variable Portfolio – Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since March 2017
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.86	-1.70	1.95
Class 2*	05/03/10	5.69	-1.94	1.73
Class 3	05/01/96	5.77	-1.83	1.85
Bloomberg Barclays Global Aggregate Index		7.39	0.79	3.09
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Columbia Variable Portfolio Funds | Annual Report 2017	3

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Bond Fund
Quality breakdown (%) (at December 31, 2017)
AAA rating	14.5
AA rating	4.0
A rating	9.2
BBB rating	46.4
BB rating	9.1
B rating	10.8
CCC rating	1.3
Not rated	4.7
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at December 31, 2017)
Argentina	1.1
Australia	2.9
Bahamas	0.0 (a)
Brazil	0.5
Canada	1.6
Croatia	0.2
Dominican Republic	1.0
Egypt	0.9
France	0.1
Germany	2.3
Honduras	1.4
Indonesia	0.3
Ireland	0.1
Italy	2.3
Japan	0.4
Jersey	0.0 (a)
Kazakhstan	0.1
Luxembourg	0.1
Mexico	2.4
Netherlands	0.9
Panama	0.2
Philippines	0.2
Romania	0.2
Russian Federation	18.5
Senegal	1.3
Serbia	0.2
South Korea	1.2
Spain	2.1
Ukraine	0.3
United Arab Emirates	0.0 (a)
United Kingdom	2.8
United States(b)	54.4
Virgin Islands	0.0 (a)
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Bond Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	303.1	(356.4)	(53.3)
Foreign Currency Derivative Contracts	313.2	(159.9)	153.3
Total Notional Market Value of Derivative Contracts	616.3	(516.3)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
Columbia Variable Portfolio Funds | Annual Report 2017	5

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Global Bond Fund
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 5.77%. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 7.39% for the same period. Sector allocation overall detracted from the Fund’s relative results during the period, though emerging market debt exposure contributed positively. Currency and interest rate positioning as a whole contributed positively to relative results.
Global bond markets supported by improving global economic growth
Global bond markets generally posted gains in 2017 as a broadening global economic growth picture, combined with subdued inflation in most countries, supported prices. Indeed, gross domestic product (GDP) accelerated globally with all major developed markets showing strong growth, as measured by Purchasing Manager Indices at multi-year highs. The U.S. saw consecutive quarters of growth above 3% for the first time since 2014, while economic growth in Europe and Japan also improved. Meanwhile, inflation remained suppressed, allowing central banks to remain patient. In the U.S., the Federal Reserve (the Fed) made the most progress on tightening its monetary policy, raising interest rates by 75 basis points, while also beginning the process of letting its balance sheet shrink. (A basis point is 1/100th of a percentage point.)
Despite the Fed raising interest rates, U.S. Treasuries posted positive returns during the period, as yields on longer maturity bonds remained mostly stable through 2017. Global government bonds performed better relative to those of the U.S., as foreign currencies generally appreciated relative to the U.S. dollar throughout 2017. Credit sensitive sectors performed well throughout the period, as corporate earnings grew despite historically high levels of leverage. Investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, returned 3.46%, while high-yield corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate High-Yield Index, posted a total return of 7.50% for the period. Emerging market bonds also performed well, supported by improving domestic economic growth and a rebound in commodity prices. Emerging market bonds, as measured by the JPMorgan Emerging Markets Bond Index-Global, returned 9.32% for the period.
Sector allocation overall weighed most on Fund returns
Overall, sector allocation detracted from the Fund’s relative results, particularly underweights relative to the benchmark to investment-grade and high-yield corporate bonds. The Fund maintained the underweight to corporate bonds given the tight level of credit spreads, or risk premiums. However, this defensive positioning detracted from relative results, as corporate bond sectors, both investment grade and high yield, posted strong gains during the period. Partially mitigating this detractor was effective security selection among investment-grade corporate bonds, which contributed positively.
Emerging market debt exposure contributed most positively to relative results
The Fund’s exposure to emerging market bonds contributed most positively to the Fund’s relative results during the period. In particular, exposure to bonds in Russia and Poland added value, offset only somewhat by exposure to bonds in Hungary, which detracted. Currency positioning was also a positive contributor to the Fund’s performance during the period, with the Fund especially benefiting from a depreciation of the U.S. dollar relative to European currencies in Sweden and the Czech Republic. Duration (which measures the price sensitivity of a bond or bond portfolio to changes in interest rates) positioning further boosted the Fund’s relative performance during the period, with the Fund benefiting from a flattening of the yield curve in the U.S. and a compression between U.S. yields and European yields. (A flattening yield curve is one in which the difference between yields on longer term maturities and shorter term maturities narrows.)
Evaluation of credit risk and foreign rates exposure drove Fund portfolio changes
We made a number of changes to portfolio positioning reflecting our expectations for policy changes and market returns. We reduced the Fund’s exposure to high-yield corporate bonds to reflect an overall cautious view on prices in the sector as well as concern about what we believe may be the late stages of the credit cycle. We also reduced the Fund’s exposure to investment-grade corporate bonds. We correspondingly increased the Fund’s exposure to commercial mortgage-backed securities and asset-backed securities, which we believe offer more attractive yield profiles than investment-grade corporate bonds and also a lower overall risk profile. We also increased the Fund’s exposure to emerging market debt, as the sector appears to be experiencing a rebound in growth. We believe this growth rebound is allowing many countries to make positive fiscal adjustments while also cutting interest rates as inflation pressures remain manageable. We further believe emerging market debt looks relatively attractive compared to similarly-rated corporate bonds.
6	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Global Bond Fund
Derivative positions in the Fund
The Fund utilized currency forwards, swaps and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, these derivatives had a net negative impact on the Fund’s results during the period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2017	7

Fund at a Glance
Columbia Variable Portfolio – Intermediate Bond Fund
Investment objective
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA*
Portfolio Manager
Managed Fund since November 2017
* Effective November, 2017, Mr. Tannuzzo was added as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	3.86	2.37	4.16
Class 2*	05/03/10	3.61	2.11	3.93
Class 3	10/13/81	3.73	2.23	4.06
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	4.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
8	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Asset-Backed Securities — Agency	3.6
Asset-Backed Securities — Non-Agency	20.0
Commercial Mortgage-Backed Securities - Agency	1.9
Commercial Mortgage-Backed Securities - Non-Agency	4.2
Corporate Bonds & Notes	28.7
Foreign Government Obligations	0.6
Money Market Funds	0.5
Municipal Bonds	0.9
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.0 (a)
Preferred Debt	0.1
Residential Mortgage-Backed Securities - Agency	19.3
Residential Mortgage-Backed Securities - Non-Agency	10.3
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	0.9
U.S. Treasury Obligations	9.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2017)
AAA rating	54.1
AA rating	3.6
A rating	4.5
BBB rating	21.2
BB rating	4.7
B rating	1.5
CCC rating	0.9
CC rating	0.0 (a)
Not rated	9.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio Funds | Annual Report 2017	9

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	336.9	(236.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
10	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Intermediate Bond Fund
At December 31, 2017, approximately 86.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 3.73%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period. The Fund’s overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period.
Strengthening economy supported credit fundamentals
Entering 2017, many observers anticipated the U.S. economy was poised to receive a significant dose of stimulus given Republican control of the White House and both houses of Congress. However, March saw the collapse of efforts to pass a health care law to replace the Affordable Care Act. This failure raised uncertainty around the passage of any major pro-growth initiative, such as tax reform or increased spending on infrastructure. First quarter U.S. GDP growth, while positive, came in at an underwhelming 1.2%.
The U.S. Federal Reserve (the Fed) continued its measured tightening of monetary policy by raising the benchmark fed funds rate incrementally in March and again in June. However, the Fed signaled that it would be patient with respect to future rate hikes given a lack of upward movement on wages. Second quarter U.S. growth was gauged at a more encouraging 3.1%.
Going into the second half of 2017, U.S. growth remained solid, clocking in at 3.2% for the third quarter. Overseas growth was even stronger, and a global backdrop of synchronized growth in major economies boosted U.S. corporate profits. Most key U.S. employment indicators pointed upward, with monthly payroll increases hovering in the 200,000 range and unemployment measured at 4.1% for the months of October through December. Despite continued sluggish wage growth, consumer confidence was at historically high levels over the final quarter of 2017.
The fourth quarter of 2017 saw notable movement on the policy front. In October, the Fed began to taper its reinvestment of maturing principal proceeds into the mortgage-backed security (MBS) market. The Fed’s plan to begin normalizing its balance sheet had been extensively foreshadowed and market reaction to the actual launch of tapering was muted. In a similar vein, December’s 25 basis point hike in the Fed’s overnight lending created little stir. As 2017 drew to a close, Congress passed a tax bill viewed by investors as likely to further boost the U.S. economy. Significant provisions included a reduction in the corporate tax rate from 35% to 21%, the ability for corporations to repatriate cash held overseas at a favorable tax rate, and stepped-up expensing of capital investment.
During the 12 months ended December 31, 2017, the Treasury yield curve, which depicts the relationship among bond yields across the maturity spectrum, flattened. Specifically, yields on shorter maturities rose in response to the Fed’s hiking trajectory, while Treasury yields declined from 10 years on out. Economically sensitive segments of the bond market outperformed their more interest rate-sensitive, higher-quality counterparts, as credit spreads tightened for the 12 months.
Credit exposure and security selection aided Fund returns
In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed (MBS), commercial mortgage-backed (CMBS) and asset-backed securities (ABS).
The Fund’s overweight exposure to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries added to performance relative to the benchmark, as credit spreads narrowed for the 12-month period. An out-of-benchmark allocation to below-investment-grade, high-yield corporate debt also added to relative performance.
Columbia Variable Portfolio Funds | Annual Report 2017	11

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Selection within both investment-grade and high-yield corporates contributed positively to results for the period. Within investment-grade credit, we have favored financials on the basis of the strengthened capital and liquidity requirements imposed on the sector in the wake of most recent financial crisis. Performance within financials benefited from an out-of-benchmark allocation to preferred equities viewed as “hybrid” instruments with features of both bonds and stocks.
Finally, an off-benchmark allocation to non-agency MBS added to performance, as prices in the segment were supported by limited supply and strong housing market fundamentals.
The Fund’s positioning along the yield curve and stance with respect to overall portfolio duration and corresponding interest rate sensitivity were essentially neutral factors in results for the period.
Derivative Positions
The Fund used Treasury futures contracts during the annual period to manage duration in executing its strategy of putting on a yield curve flattening bias. Also, we reduced the Fund’s credit exposure somewhat through cash trades and hedging strategies, using single-name and index credit default swaps to offset long cash positions. On a stand-alone basis these derivatives had a negative impact on Fund performance during the period.
At period’s end
The U.S. and global economic backdrop strengthened in 2017. At the close of the period, corporate bond valuations were at the richest levels in a decade, while corporate leverage was at its highest level in a decade. This backdrop has led to very similar pricing across assets with very different risk profiles. In this environment, we believed there are opportunities to increase credit quality while maintaining yield. Thematically, this has involved reducing corporate exposure and increasing exposure to the consumer via MBS and ABS holdings.
In broad terms, we were preparing for the likelihood of increased volatility at period end, by increasing exposure to bonds with stable cash flows and taking advantage of inexpensive opportunities to upgrade quality.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Investment objective
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc.
Martin Hegarty
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	2.66	2.49	3.93
Class 2*	05/03/10	2.46	2.26	3.72
Class 3	09/13/04	2.54	2.38	3.83
Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged		3.32	3.02	4.61
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the Investment Manager) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2017	13

Fund at a Glance  (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio -- BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2017)
AAA rating	51.3
AA rating	30.2
A rating	5.5
BBB rating	12.9
B rating	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Country breakdown (%) (at December 31, 2017)
Australia	1.2
Canada	2.3
Denmark	0.2
France	4.9
Germany	2.0
Greece	0.1
Italy	10.9
Japan	5.5
New Zealand	2.1
Spain	2.0
Sweden	1.1
United Kingdom	22.9
United States(a)	44.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

14	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance  (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	32.7	(43.0)	(10.3)
Foreign Currency Derivative Contracts	111.7	(201.4)	(89.7)
Total Notional Market Value of Derivative Contracts	144.4	(244.4)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
Columbia Variable Portfolio Funds | Annual Report 2017	15

Manager Discussion of Fund Performance
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 2.54%. The Fund underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index (USD hedged), which returned 3.32% during the same time period.. While the Fund posted absolute gains, its relative results can be attributed primarily to active currency positioning, which detracted, and mixed results from rate positioning.
Global inflation-linked bonds gained ground
In 2017, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index (USD hedged) posted returns of 3.01% and 3.32%, respectively. U.S. breakeven rates moved wider by 13 basis points in the fourth calendar quarter, with 10-year U.S. breakeven rates closing the year at 1.98% on optimism surrounding the U.S. Administration’s tax plan passed in December 2017. This compares to the second quarter of 2017 when breakeven rates fell approximately 25 basis points on weaker than expected inflation data, giving back most of the gains seen to that point since the U.S. presidential election in November 2016. (A basis point is 1/100th of a percentage point. Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)
The 5-year to 30-year U.S. Treasury nominal yield curve flattened during the period, meaning the differential in shorter term and longer term yields narrowed, primarily driven by price action in the fourth calendar quarter. U.S. shorter term yields rose, while longer term yields fell slightly. Elsewhere, core European rates, as proxied by German nominal rates, fell early in the period before moving higher into year end. As in the U.S., breakeven levels of inflation traded within a range but widened marginally in Europe and Japan over the period.
At the end of 2017, U.S. core Consumer Price Index (CPI) readings, which exclude food and energy, hovered around 1.7%, with headline CPI coming in at 2.2% in November 2017 on an annualized basis, with some signs of modest cooling in the shelter component of the CPI. As expected, the U.S. Federal Reserve (the Fed) raised the targeted federal funds rate by 25 basis points for the third time in the period, moving to a range of 1.25% to 1.50% in December 2017. During the final Fed press conference of Janet Yellen’s tenure, which ends in February 2018, she addressed concerns of a flat yield curve and recognized the prolonged miss in inflation as being largely driven by transitory factors. In contrast, U.K. CPI reached levels not seen since 2012, registering 3% in September and October 2017 and 3.1% in November 2017. The Bank of England raised its interest rates for the first time in a decade in November, joining several global central banks that introduced a more hawkish tone in 2017.
Active currency positioning detracted from Fund performance
Active currency positioning as a whole detracted modestly from performance during the period. Specifically, the Fund’s short British pound versus U.S. dollar position detracted, as the sterling rallied in the spring of 2017 on the announcement of a snap election, or an election called earlier than expected, scheduled for June. The Fund’s long Swedish krona versus euro position also detracted, especially in the fourth calendar quarter as the krona continued to weaken.
Rate positioning produced mixed results. Long U.S. breakeven positioning outright, held throughout the period, especially benefited performance in the first quarter of 2017, and long U.S. breakeven positioning relative to Europe and the U.K. contributed positively during the second half of 2017. However, the Fund’s long U.S. breakeven positioning detracted during the second quarter of 2017 when 10-year U.S. breakeven rates moved lower. During the second quarter, inflation expectations declined alongside a string of disappointing CPI data points before rebounding into year-end when energy prices moved higher and optimism around tax reform supported breakeven rates.
French duration exposure benefited the Fund’s relative results given rate movements surrounding the first leg of the French presidential election in April 2017. The Fund was positioned long in French 10-year nominal yields relative to Italy and Germany, as the market, in our view, was overpricing the likelihood of the right-wing candidate’s surprise upset. Long New Zealand real rates positioning also added value, as these rates rallied strongly during the period. Further, the Fund’s underweight bias to U.K. breakeven and real rates contributed positively, attributable primarily to the beginning of the calendar year.
16	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Real rate positioning in Japan detracted from the Fund’s performance during the period. This was slightly offset by breakeven positioning, which contributed positively. The Fund’s long Japanese breakeven positioning remained a view implemented in the Fund, as levels, we felt, remained attractive. Outright German rates positioning also detracted from relative results. The Fund held a nominal flattening bias in Germany, but the curve steepened in the third calendar quarter.
The Fund’s duration positioning had a rather minimal effect on the Fund’s results during the period, as the Fund was biased to have a short to neutral duration relative to that of the benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We traded both the nominal and real yield curves opportunistically during 2017, but yield curve positioning was secondary in size of risk relative to breakeven positioning during the period.
Shifts in market conditions drove portfolio changes
There were few significant changes in Fund positioning during the period. The Fund generally held a long bias for inflation in the U.S. and finished the year with the majority of U.S. breakeven exposure relative to Europe and the U.K. Outside the U.S, long real rate positioning in New Zealand was a theme throughout the period. The portfolio remained underweight real rates in the U.K. In the eurozone, the Fund remained long Italian inflation relative to France and long German 10-year nominal rates relative to France. Long Japanese breakeven positioning was held throughout the period as well.
At the end of the period, the Fund was generally long inflation expectations in the U.S. outright and relative to Europe overall and the U.K., Italy and Japan more specifically. Ancillary positions included, but were not limited to, long New Zealand real rate positioning and short U.K. real rate positioning. As a percentage of net asset value, the Fund was overweight the U.S., Italy, New Zealand and Japan relative to the benchmark at the end of the period. The Fund was underweight Germany, France and the U.K. and was rather neutrally weighted to the benchmark in Australia, Denmark, Sweden and Spain on December 31, 2017. The Fund had a shorter duration overall than the benchmark at the end of the period.
Derivative positions in the Fund
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We also used written options to increase the Fund’s carry. We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide protection against adverse moves in the inflation market. For the period, the Fund’s aggregate currency positioning strategy detracted, while its overall U.S. duration positioning and overall yield curve posture had minimal effect on relative results.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2017	17

Fund at a Glance
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Investment objective
Variable Portfolio – MFS® Blended Research® Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Matt Krummell, CFA
Jim Fallon
Jonathan Sage, CFA
Jed Stocks, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	20.47	13.84	6.31
Class 2*	05/03/10	20.12	13.57	6.13
Class 3	05/01/06	20.27	13.72	6.22
S&P 500 Index		21.83	15.79	8.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
18	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance  (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – MFS® Blended Research® Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Facebook, Inc., Class A	3.1
Johnson & Johnson	2.9
Apple, Inc.	2.9
JPMorgan Chase & Co.	2.6
Cisco Systems, Inc.	2.3
Citigroup, Inc.	2.3
Intel Corp.	2.1
Comcast Corp., Class A	2.0
Bank of America Corp.	1.9
Procter & Gamble Co. (The)	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	10.4
Consumer Staples	9.3
Energy	5.8
Financials	16.4
Health Care	14.4
Industrials	11.0
Information Technology	24.2
Materials	2.3
Real Estate	1.9
Telecommunication Services	0.8
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio Funds | Annual Report 2017	19

Manager Discussion of Fund Performance
Variable Portfolio – MFS® Blended Research® Core Equity Fund
At December 31, 2017, approximately 97.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 20.27%. Despite posting robust double-digit absolute gains, the fund underperformed its benchmark, the S&P 500 Index, which rose 21.83% over the same period. The Fund’s underperformance of the benchmark can be attributed both to stock selection and sector allocation decisions.
Synchronized global economic growth supported developed and emerging market equities
For the first time in many years, the global economy experienced a period of synchronized growth during the period. The rebound in emerging markets economies was most pronounced, despite the slight deceleration in Chinese economic growth at the end of the period. Such emerging markets economic growth was helped by larger economies, such as Brazil and Russia, coming out of recessions. At the same time, developed markets economies grew at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the calendar year.
Globally, markets benefited from a reflation trade, as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher though within moderate bounds. As a result, there were more tightening signals and actions by developed market central banks. For example, the U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five since December 2015. (A basis point is 1/100th of a percentage point.) The European Central Bank announced an extension of its quantitative easing program at the end of the period but reduced the pace of its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade late in the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era.
In the last months of the period, the U.S. dollar reversed the sharp rise seen early in 2017, easing what had been a substantial headwind to earnings for multinational corporations. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the second half of the year, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in emerging market equities due to fears the current U.S. Administration would follow through on various campaign promises judged by many to be detrimental to emerging markets. While the U.S. Administration withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving the emerging markets. As a result, emerging markets equities resumed their upward trajectory, powered by strong inflows throughout 2017.
Stock selection and sector allocation overall hampered results
During the period, the Fund underperformed the benchmark, driven by a combination of stock selection and sector positioning. Weak stock selection in both the health care and financial services market segments detracted from the Fund’s relative performance during the period. Partially offsetting these detractors was strong stock selection in the retailing, autos and housing, and industrial goods and services market segments.
The largest individual stock detractors on a relative basis during the period were overweight positions in oil and gas exploration and production company Anadarko Petroleum, automotive replacement parts distributor AutoZone and oilseeds, corn and wheat processor Archer-Daniels-Midland. Shares of Anadarko Petroleum came under pressure during the first quarter of 2017, as the company reported lower-than-expected adjusted earnings per share, mainly due to non-cash items.
20	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Shares of most energy companies then came under pressure during the second calendar quarter, and Anadarko Petroleum was no exception. The company also reported lower than expected earnings per share, as a sizable write-down of its Shenandoah project caused a larger than anticipated exploration expense. Shares of AutoZone declined, as its fourth quarter 2016 revenues came in softer than expected, possibly impacted by a delay in the timing of tax refunds and a negative effect on “do it yourself” traffic in its stores. We eliminated the Fund’s position in AutoZone during the second quarter of 2017. Archer-Daniels-Midland delivered less-than-expected first quarter 2017 earnings per share. Its underperformance was driven by weaker than anticipated performance in agriculture services, as grain elevation and transportation margins in the U.S. remained soft during the second calendar quarter.
Individual securities that contributed most to the Fund’s results included overweight positions in multinational retailer Best Buy and residential and commercial building materials manufacturer Owens Corning and an underweight position in diversified industrial conglomerate General Electric. Shares of Best Buy advanced as the company delivered solid quarterly results, despite headwinds from natural disasters in the third calendar quarter and a later than expected launch of the new iPhone from Apple. Best Buy’s management also raised its outlook for the fourth quarter of 2017 on the back of solid underlying trends heading into the holiday selling season. Owens Corning’s share price gains were led by strong results in the company’s roofing and composites segments. Solid roofing results were aided by robust volumes, driven by storm activity in Texas, and a decrease in raw material costs. Shares of General Electric declined significantly after its new management team substantially reduced its expectations for earnings and cash flow and cut its dividend in half. Weakness in its power and oil and gas division, along with other impairment charges, also weighed on General Electric’s operating results during the period.
Bottom-up process drove portfolio changes
During the period, we initiated a Fund position in aerospace and defense company Boeing. Quantitatively, while trading at market valuation, it ranked in the top decile of our model due to attractive free cash flow metrics as well as high and increasing price and earnings momentum. We also initiated a Fund position in energy company Phillips 66. Fundamentally, its stock was highly rated by our analysts, as the company was least exposed to refining and had a better mix of higher returning businesses relative to its peers. Quantitatively, we also saw an improved score due to improving earnings momentum and earnings quality, and the stock was inexpensive as measured by price-to-sales ratio. We established a position in pharmaceutical company Biogen. While the stock had been rated a buy on a quantitative basis for several months, our fundamental analysts upgraded their rating on the stock due to what they considered to be an attractive valuation and the sales potential for a recently approved drug, Spiranza, to help offset volume declines in its core multiple sclerosis business. Spiranza is the first FDA-approved drug to treat a disease called spinal muscular atrophy, which most often effects infants and young children.
Conversely, we eliminated the Fund’s position in Merck, primarily due to our fundamental analysts downgrading the stock because of valuation concerns after a span of strong performance driven by a number of victories versus competitors in its oncology business. We trimmed the Fund’s position in online retailer Amazon.com. While still rated highly by our fundamental analysts, they had concerns regarding the company’s valuation. Quantitatively, its stock’s score had deteriorated, driven by an expensive valuation and weak earnings momentum. We sold the Fund’s position in telecommunications company Verizon Communications. The company was not highly rated by our fundamental analysts, and its quantitative score had turned negative driven by low quality and poor earnings and price momentum.
Our investment team generally looks to manage the Fund’s portfolio within certain broad parameters — such as position limits, relative sector/industry weight ranges and tracking error — to neutralize non-stock-specific risks. Investment decisions are generally determined by what we call the blended alpha, which is a systematic combination of our fundamental and quantitative research. As of December 31, 2017, the Fund was most overweighted relative to the benchmark in the special products and services market segment. On the same date, the Fund was most underweight relative to the benchmark in the technology and financial services market segments and had a rather neutral weighting relative to the benchmark in its remaining market segment constituents.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Variable Portfolio Funds | Annual Report 2017	21

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
22	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – Partners Small Cap Value Fund
Investment objective
Variable Portfolio – Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Denver Investment Advisors LLC
Derek Anguilm, CFA
Troy Dayton, CFA*
Mark Adelmann, CFA, CPA
Lisa Ramirez, CFA
Alex Ruehle, CFA
*Effective on or about March 31, 2018, Troy Dayton will no longer serve as a portfolio manager of Denver Investments Advisors LLC.
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Nuveen Asset Management, LLC
Karen Bowie, CFA
Segall Bryant & Hamill, LLC
Mark Dickherber, CFA, CPA
Shaun Nicholson
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	7.16	11.02	7.88
Class 2*	05/03/10	6.88	10.74	7.65
Class 3	08/14/01	7.02	10.87	7.77
Russell 2000 Value Index		7.84	13.01	8.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2017	23

Fund at a Glance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.4
Exchange-Traded Funds	0.3
Money Market Funds	2.3
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Iberiabank Corp.	1.5
Innophos Holdings, Inc.	1.4
TiVo Corp.	1.2
Spire, Inc.	1.0
Bemis Co., Inc.	1.0
CNO Financial Group, Inc.	1.0
Orthofix International NV	1.0
FLIR Systems, Inc.	1.0
Radian Group, Inc.	1.0
SPX Corp.	0.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	10.6
Consumer Staples	2.3
Energy	4.8
Financials	28.4
Health Care	7.1
Industrials	17.9
Information Technology	13.1
Materials	5.2
Real Estate	6.6
Telecommunication Services	0.4
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

24	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Value Fund
During the 12-month period ended December 31, 2017, the Fund was managed by seven independent money management firms and each invested a portion of the portfolio’s assets. Effective April 28, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), River Road Asset Management, LLC (River Road) and Snow Capital Management L.P. (Snow Capital) were terminated as subadvisers for the Fund. Effective May 1, 2017, Jacobs Levy Equity Management, Inc. (Jacobs Levy) and Nuveen Asset Management, LLC (Nuveen) were named as subadvisers to the Fund. As of December 31, 2017, the Fund was managed by four independent money management firms. Jacobs Levy managed approximately 26%; Nuveen managed approximately 25%; Denver Investment Advisors LLC (Denver) managed approximately 23%; and Segall Bryant & Hamill LLC (Segall Bryant) managed approximately 26% of the fund’s assets.
At December 31, 2017, approximately 84.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 7.02%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 7.84% over the same period. While the Fund generated solid absolute gains, its underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.
Small cap value equities posted solid gains but lagged large cap and growth counterparts
U.S. equities advanced strongly in 2017, with the broad market notching its ninth consecutive year of gains. Large cap stocks outperformed mid cap and small cap stocks, and growth stocks markedly bested value stocks across the capitalization spectrum, as the momentum market regime persisted and valuation remained out of favor. Also, dynamic stocks generally outpaced defensive stocks. Stock leadership was narrow, with investors focused on stocks that had the highest sales growth and best fundamental execution regardless of valuation levels. Dividend-paying and lower beta stocks were weaker, while high sales growth and the highest momentum stocks performed better.
U.S. stocks were buoyed during the period by tax reform expectations, strong corporate earnings, robust global economic growth and encouraging domestic economic data. While potential risks abounded — including concerns about North Korea, effects of a series of devastating hurricanes, rising interest rates and ongoing political controversy in Washington, D.C., investors generally remained optimistic. Market volatility declined to historic lows, and by year-end 2017, U.S. equities had posted the best annual return since 2013.
Stock selection and sector allocation decisions overall dampened relative results
Barrow Hanley: During the period, we managed a portion of the Fund from January 1, 2017 through April 28, 2017 (the initial reporting period). Our portion of the Fund outperformed the benchmark during the initial reporting period. Effective stock selection in and having an overweight allocation to industrials contributed most positively to relative results. Relative positioning and stock selection in information technology, financials and materials also added value during the initial reporting period as did stock selection in consumer discretionary. Our portion of the Fund also benefited on a relative basis from having no exposure to real estate, consumer staples and telecommunication services, which each lagged the benchmark during the initial reporting period. These positive contributors were only partially offset by having an underweight allocation to and weaker stock selection in health care, which detracted. Having no exposure to utilities also hurt, as the sector outpaced the benchmark during the initial reporting period.
Denver: Our portion of the Fund underperformed the benchmark during the annual period. Our style tends to lag in momentum-driven markets, and this period was consistent with that return pattern. This market-driven headwind was exacerbated by our stock selection overall, which detracted, more than offsetting positive sector allocation as a whole. Most of our portion of the Fund’s underperformance can be attributed to weak stock selection in the capital goods, consumer and medical/healthcare segments of the market. Being underweight energy, real estate investment trusts (REITs) and utilities contributed positively to relative results.
Columbia Variable Portfolio Funds | Annual Report 2017	25

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
The biggest individual detractors in our portion of the Fund during the annual period were AmTrust Financial Services, Dean Foods and AMC Entertainment Holdings. AmTrust Financial Services is an insurance company focused on providing lower volatility products to smaller businesses. We had purchased the stock because we felt the market was not paying for its higher returns and growth potential due to old allegations of reserve deficiencies. With a delayed filing and non-reserve restatements by its new auditor, these allegations were revisited even though the restatements were only related to procedures, timing or classifications. Given our analysis determining strong underlying operating trends and adequate reserves, we added to our portion of the Fund’s position in AmTrust Financial Services on price weakness. Dean Foods is a processor and distributor of milk and milk-based products. Although its revenues were in line with market expectations, weaker than expected dairy volumes resulted in operating deleverage, causing margin compression and leading to an earnings miss and lowered guidance. Having little visibility into supply dynamics within this industry, we sold our portion of the Fund’s position in the stock. AMC Entertainment Holdings is the largest owner and operator of movie theatres globally. Its shares suffered, as the industry experienced the worst summer box office during 2017 in a decade. Further, AMC Entertainment Holdings did not pull back on spending fast enough in this weak box office period, resulting in sales and earnings disappointments and lowered guidance. We held the position after closely reviewing the upcoming box office slate and stress-testing the company’s balance sheet.
The strongest individual contributors to our portion of the Fund’s relative results during the annual period were Cyrus One, a premier provider of data center space for Fortune 1000 companies; Artisan Partners Asset Management, a boutique asset manager; and AdvancePierre Foods, a producer and distributor of ready-to-eat sandwiches, sandwich components and other entrees and snacks. Cyrus One benefited during the annual period from strong demand amidst robust leasing trends and firm pricing. A bullish 2018 outlook in conjunction with the announcement of its purchase of European data center Zenium also drove its stock higher but pushed the company above the small cap range. As such, we sold the position. Artisan Partners Asset Management reported better than expected operating results driven by lower expenses. The passing of tax reform also served as a tailwind to asset managers’ stock performance late in the calendar year, as investors anticipated accelerating economic growth, which could attract investment flows into actively-managed equity products. Shares of AdvancePierre Foods gained on the announcement of Tyson Foods’ acquisition of the business. We sold Tyson Foods’ stock at the acquisition price, which matched our estimate of intrinsic value.
River Road: We managed a portion of the Fund from January 1, 2017 through April 28, 2017 (the initial reporting period). Our portion of the Fund outperformed the benchmark during the initial reporting period. Effective security selection in the consumer discretionary, health care and financials sectors contributed most positively to relative results. Having an overweight allocation to consumer discretionary, which outpaced the benchmark during the initial reporting period, and having an underweight allocation to financials, which lagged the benchmark during the initial reporting period, also helped. Partially offsetting these positive contributors was poor stock selection in the telecommunication services and consumer staples sectors, which detracted. Having an overweight allocation to telecommunication services, which underperformed the benchmark during the initial reporting period, and having no exposure to utilities, which outperformed the benchmark during the initial reporting period, also hurt.
The individual stocks that made the greatest positive contribution to our portion of the Fund during the initial reporting period were Akorn, Select Comfort and Liberty Expedia Holdings. Akorn is a specialty generic pharmaceutical company focused on higher-margin niche generic dosage forms. In April 2017, Akorn announced an agreement to be acquired by German health care company Fresenius at a premium. We subsequently began to exit the position. Select Comfort, a new purchase for our portion of the Fund during the initial reporting period, is a vertically-integrated manufacturer and seller of Sleep Number mattresses and related accessories. In April 2017, the company reported first quarter 2017 revenue and earnings above expectations and its management raised 2017 guidance. Liberty Expedia Holdings owns an equity interest in Expedia, an online travel company that operates a variety of brands, including Expedia, Hotels.com, Orbitz, Travelocity, Trivago and more. In March and April 2017, Expedia’s stock price moved higher due to positive industry sentiment and reports of solid quarterly results. As nearly all the value of Liberty Expedia Holdings comes from its stake in Expedia, its shares rose as well.
Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results during the initial reporting period were CSG Systems International, Vista Outdoor and Resources Connection. CSG Systems International is a provider of software and client service solutions to the cable and satellite TV industry. In February 2017, the company reported in-line fourth quarter 2016 results. However, its 2017 guidance was below expectations due to anticipated margin compression, as the company ramped up investments for long-term growth and product development initiatives. Vista Outdoor is a maker and
26	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
marketer of outdoor sporting and recreation goods. Its shares fell on reports of disappointing third fiscal quarter results that reflected a sharp decline in consumer spending on firearms and related accessories during the holiday season. Making matters worse, retailers had built large inventories of firearms and related accessories expecting a different presidential election result. Resources Connection is a multinational professional services firm. In April 2017, the company reported third fiscal quarter results below market expectations due to persistent negative trends for its U.S. financial services and energy businesses.
Segall Bryant: During the annual period, our portion of the Fund outperformed the benchmark on a relative basis. Relative outperformance was primarily attributable to having overweights to and effective stock selection in industrials, health care and information technology. Partially offsetting these positive contributors was weaker stock selection in materials, energy and consumer staples, which detracted.
The individual stocks that made the greatest positive contribution to our portion of the Fund were Orthofix International, Spartan Motors and Electro Scientific Industries. Orthofix International develops, produces and markets medical devices. Its shares were rewarded in the market due to improving return on invested capital. Spartan Motors develops and manufactures custom chassis for fire trucks, recreational vehicles, buses and other specialty vehicles. Its shares rose on favorable response to the rapid change and capital improvements the company has seen from a new management team. Shares of Electro Scientific Industries, a semiconductor company, rose on results that met market expectations. Its new chief executive officer had constructed an effective turnaround with marked improvement in return on invested capital, along with the benefit of a product cycle that coincided to create a stronger than expected rebound in its share price. We sold our portion of the Fund’s position in Electro Scientific Industries as the price target we had set was reached.
Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results were Xperi, ServiceSource International and Carrizo Oil & Gas. Xperi creates and licenses audio, computational imaging, computer vision and semiconductor packaging and interconnect technologies. Its shares declined during the annual period, and we trimmed our portion of the Fund’s position as we closely monitor its capital allocation. ServiceSource International, a technology services provider, experienced headwinds due to a major customer shifting its product focus. We trimmed our portion of the Fund’s position in ServiceSource International due to the return on invested capital maturity of the company being lower than we originally expected. Oil and gas exploration and production company Carrizo Oil & Gas detracted from the Fund’s relative results, as, even with the increase late in the annual period, oil prices remained low despite the firm realizing our investment thesis.
Snow Capital: During the annual period, we managed a portion of the Fund from January 1, 2017 through April 28, 2017 (the initial reporting period). Our portion of the Fund underperformed the benchmark on a relative basis during the initial reporting period. Stock selection is always the primary driver of performance for our contrarian, fundamental, relative value investment process. During the initial reporting period, our investment style was out of favor, as investors gravitated toward momentum-driven growth stocks without regard for cash flow and earnings. More specifically, stock selection in the energy, consumer staples and industrials sectors detracted most from our portion of the Fund’s relative results during the initial reporting period. Partially offsetting these detractors was the positive contribution made by effective stock selection in the materials, financials and information technology sectors.
The individual stocks that detracted most from our portion of the Fund’s relative results were offshore supply vessels and marine support services provider Tidewater, oil and gas exploration and production company Southwestern Energy and petroleum refiner PBF Energy. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were specialty finance company Green Dot, pharmaceuticals company Lannett and chemicals company LSB Industries.
Jacobs Levy: During the annual period, we managed a portion of the Fund from May 1, 2017 through December 31, 2017 (the latter reporting period). Our portion of the Fund underperformed the benchmark during the latter reporting period. Some of this underperformance is attributable to the transition from the legacy portfolio to our Small Value Strategy. We use proprietary quantitative models based on empirical financial research to predict returns for individual stocks and to manage risks. We believe opportunities arise from investor behavior and changes in fundamentals, so we base our models on reasonable, intuitive relationships between both fundamental and behavioral factors and stock prices.
Columbia Variable Portfolio Funds | Annual Report 2017	27

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
From a sector perspective, security selection in industrials, materials and information technology detracted most from relative results. Having an overweight to information technology and an underweight to materials also hurt. Partially offsetting these detractors was effective stock selection in the real estate, financials and telecommunication services sectors, which contributed positively. Having an overweight to financials and underweights to real estate and telecommunication services also added value.
The individual stocks that detracted most from our portion of the Fund’s relative results were workplace essentials supplier Essendant, footwear and headwear retailer Genesco and chemicals company LSB Industries. Essendant’s shares declined on the announcement that its chief executive officer had resigned, on reported earnings that missed market expectations and on the issuance of a negative pre-announcement. Genesco’s shares similarly declined on reported earnings that missed expectations and on the issuance of a negative pre-announcement. LSB Industries was a legacy holding inherited from a previous sub-adviser, and we completed the sale of the position in mid-May 2017.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were hardware and software for home automation systems developer and producer Control4, heat-transfer and heat-storage technology products manufacturer Modine Manufacturing and commercial vehicle dealership operator Rush Enterprises. Control4’s shares rose significantly after reporting earnings that exceeded market expectations and issuing positive pre-announcements. Upon its strong performance, we sold the position at the end of November 2017, taking profits. Shares of Modine Manufacturing also rose on reports of earnings that exceeded market expectations and issuance of positive pre-announcements. Rush Enterprises’ shares similarly surged on several reports of earnings that exceeded market expectations.
Nuveen: During the annual period, we managed a portion of the Fund from May 1, 2017 through December 31, 2017 (the latter reporting period). Our portion of the Fund outperformed the benchmark during the latter reporting period. Our portion of the Fund’s emphasis on domestically-tilted, higher quality and lower levered companies proved beneficial to performance, as companies with greater domestic top-line exposure outperformed their internationally-weighted counterparts during the latter reporting period. Also, our portion of the Fund’s pro-cyclical tilt, with an emphasis on the strengthening of the U.S. economy, was additive. Sector allocation decisions overall contributed positively, partially offset by stock selection, which detracted modestly.
Stock selection in financials, telecommunication services and materials contributed positively to our portion of the Fund’s relative results. However, stock selection in industrials and consumer staples detracted. Having an overweight to information technology, which lagged the benchmark during the latter reporting period, also hurt.
The individual stocks that made the greatest positive contribution to our portion of the Fund were Dana, CalAtlantic Group and Vonage Holdings. Dana is a global driveline and power technologies supplier catering to the auto and trucking end markets. The company benefited during the latter reporting period from its leading technology and global exposure and from synchronized global economic growth. CalAtlantic is the nation’s fourth largest homebuilder. During the latter reporting period, the company received an acquisition bid from Lennar, the second largest homebuilder in the U.S. This deal, when closed, should create the nation’s largest homebuilder, and its share price rose in response. Vonage Holdings is a subscription-based service provider of unified communication services to both consumers and enterprises. Its shares rose as investors reacted favorably to its management’s ongoing success in diversifying away from the company’s legacy consumer business, while using cash flow from the consumer segment to grow its business segment.
Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results were Babcock & Wilcox, LSC Communications and Synchronoss Technologies. Babcock & Wilcox manufactures, services and installs highly complex equipment and systems for power generation and industrial applications globally. Its shares declined significantly after the company reported second quarter 2017 results that included significant write-downs and problem projects within its renewables segment. We opted to exit the position. LSC Communications is a printing company servicing print media, catalogues, books and office products. Several factors weighed on its shares during the latter reporting period, including the company’s second quarter 2017 results, which came in below market expectations. Also, its management lowered its full year guidance primarily due to tough year-over-year comparisons in the first half of 2017, while an expected seasonal rebound in demand for books had not yet materialized. Synchronoss Technologies is a provider of software and services primarily to wireless service companies. In mid-September 2017, a highly regarded strategic investor, private equity firm Siris
28	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Capital Group, withdrew the all-cash acquisition offer it had made in June 2017. Considering that Synchronoss Technologies had yet to file its first quarter 2017 financial statements and that Siris Capital Group was undertaking its own due diligence, we viewed the rescinded offer as a significant negative and consequently exited our position.
Purchases and sales drove portfolio changes
All told, the Fund’s portfolio turnover rate for the annual period was 115%.
Denver: Among the newly initiated positions in our portion of the Fund during the annual period were Interdigital, Kaiser Aluminum and Tanger Factory Outlet Centers. In addition to those sales already mentioned, we exited our portion of the Fund’s position in CBL & Associates Properties, a mall developer and operator.
While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to the technology and basic materials market segments increased during the annual period, and its exposure to the capital goods and interest rate-sensitive segments of the benchmark decreased. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the technology segment of the benchmark. On December 31, 2017, our portion of the Fund was underweight relative to the benchmark in the capital goods, interest rate-sensitive and utilities segments of the benchmark and was rather neutrally weighted compared to the benchmark in the energy, REITs, basic materials, medical/health care and consumer segments of the market.
River Road: In addition to the purchase of Select Comfort, already mentioned, among the more significant purchases made during the initial reporting period in our portion of the Fund was that of World Fuel Services, a global fuel logistics company. We eliminated our portion of the Fund’s position in Air Methods, the largest U.S. provider of air medical transportation services, during the initial reporting period. We also sold our portion of the Fund’s position in Insperity, a professional employment organization that provides full-service human resources to small and medium-sized businesses.
Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in consumer discretionary and energy increased during the reporting period, and sector weightings in industrials and financials decreased. At the end of the initial reporting period, our portion of the Fund was overweighted relative to the benchmark in consumer discretionary, information technology, industrials, telecommunication services and consumer staples and was underweighted relative to the benchmark in financials, real estate, utilities and materials. Our portion of the Fund was rather neutrally weighted to the benchmark in the energy and health care sectors at the end of the initial reporting period.
Segall Bryant: Our portion of Fund established a position during the annual period in Premier. We re-initiated a position in our portion of the Fund in diversified manufacturer Lancaster Colony on weakness, subsequent to a trim at higher levels. In addition to the sale of Electro Scientific Industries, mentioned earlier, we sold our portion of the Fund’s position in Harsco, an industrial services and engineered products company.
Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, there were no significant changes in sector weightings during the annual period. At the end of 2017, our portion of the Fund was most overweighted relative to the benchmark in industrials, health care, information technology and materials and was most underweighted relative to the benchmark in real estate, utilities, financials, consumer discretionary and energy. Our portion of the Fund was rather neutral in its relative weightings in consumer staples and telecommunication services at the end of 2017.
Snow Capital: We initiated a position in Umpqua Holdings, a small regional bank that we believed should benefit from an improving regulatory environment and greater loan growth. We established a position in Mellanox, a market leader in technology to connect servers and computers in computing data centers. We purchased shares of Gulfport Energy, an exploration and production company with significant acreage in the Ohio Utica shale. We sold our portion of the Fund’s position in Keysight Technologies, which offers electronic measurement services using wireless, modular and software solutions. We also exited the position in Zions Bancorporation, as its stock price was approaching our price target.
Our portion of the Fund’s sector weightings, which are solely a consequence of our stock selection, exhibited only minor changes during the initial reporting period. At the end of the initial reporting period, our portion of the Fund was overweight relative to the benchmark in the energy, information technology, consumer discretionary, materials and health care sectors
Columbia Variable Portfolio Funds | Annual Report 2017	29

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
and was underweight relative to the benchmark in the financials and consumer staples sectors. On April 28, 2017, our portion of the Fund had a rather neutral weighting compared to the benchmark in the industrials sector and had no exposure at all to the real estate, telecommunication services and utilities sectors.
Jacobs Levy: Among those positions initiated during the latter reporting period in our portion of the Fund were Allscripts Healthcare Solutions, which develops and markets clinical software, and EMCOR Group, which provides mechanical and electrical construction and facilities services. In addition to those sales already mentioned, we sold our portion of the Fund’s positions in fiber optic subsystems and network performance test systems provider Finisar and aerospace and defense company Triumph Group.
During the latter part of the reporting period, relative to the benchmark, we increased our portion of the Fund’s weightings in financials, consumer discretionary and energy, and we decreased its sector weights in industrials, consumer staples and information technology. Our portion of the Fund’s sector overweights and underweights tend to be modest. As of December 31, 2017, our portion of the Fund was overweight relative to benchmark in industrials, financials, information technology and consumer discretionary. On the same date, our portion of the Fund was underweight relative to the benchmark in energy, consumer staples, materials, utilities and real estate and was rather neutral to the benchmark in health care and telecommunication services.
Nuveen: Among those positions initiated during the latter reporting period in our portion of the Fund were Gibraltar Industries, an industrial products company, and Big Lots, a close-out retailer. The most significant sales we undertook during the latter reporting period in our portion of the Fund were those of Babcock & Wilcox and Synchronoss Technologies, each mentioned earlier.
Based on our bottom-up assessment of underlying investments, we marginally increased our portion of the Fund’s weights in the industrials and information technology sectors relative to the benchmark, while opportunistically paring back in the real estate, financials and energy sectors. Within financials, we were finding more opportunities in the banking industry versus the insurance industry.
As of December 31, 2017, our portion of the Fund was overweight relative to the benchmark in financials, industrials and information technology sectors. On the same date, our portion of the Fund was underweight relative to the benchmark in consumer staples, health care, real estate and utilities and was rather neutral to the benchmark in consumer discretionary, energy, materials and telecommunication services.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
30	Columbia Variable Portfolio Funds | Annual Report 2017

Fund at a Glance
Variable Portfolio – Victory Sycamore Established Value Fund
Investment objective
Variable Portfolio – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	15.83	16.45	9.49
Class 2*	05/03/10	15.55	16.15	9.25
Class 3	02/04/04	15.73	16.31	9.40
Russell Midcap Value Index		13.34	14.68	9.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2017	31

Fund at a Glance  (continued)
Variable Portfolio – Victory Sycamore Established Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2017)
Archer-Daniels-Midland Co.	2.7
Reliance Steel & Aluminum Co.	2.4
SunTrust Banks, Inc.	2.3
Aflac, Inc.	2.2
VF Corp.	2.0
Alleghany Corp.	2.0
Citizens Financial Group, Inc.	1.9
Quanta Services, Inc.	1.8
Textron, Inc.	1.8
WR Berkley Corp.	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	13.0
Consumer Staples	6.4
Energy	6.2
Financials	19.8
Health Care	7.0
Industrials	16.0
Information Technology	14.5
Materials	10.7
Real Estate	3.1
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

32	Columbia Variable Portfolio Funds | Annual Report 2017

Manager Discussion of Fund Performance
Variable Portfolio – Victory Sycamore Established Value Fund
At December 31, 2017, approximately 83.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2017, the Fund’s Class 3 shares returned 15.73%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 13.34% over the same period. The Fund’s outperformance of the benchmark can be attributed primarily to sector allocation decisions. Stock selection overall detracted.
U.S. stocks achieved unprecedented calendar year in 2017
Despite the benign macroeconomic backdrop and ongoing geopolitical rumblings, most of the global equity markets ended the year on a positive note. In the U.S., the S&P 500 Index accomplished something never done before — by advancing for 12 consecutive months within a single calendar year. Further, contrary to expectations that heightened volatility would accompany the current U.S. Administration, market volatility actually remained rather dormant, with the average difference between the intraday high and low for U.S. stocks the narrowest since 1960.
Stronger economic data led to somewhat synchronized global economic growth, which helped equity markets register gains during the period. In addition, a legislative victory by the U.S. Administration in the form of a tax reform package and reduced regulatory burdens injected enthusiasm into the market. Consensus expectations at the end of the period were that fiscal stimulus would give a temporary boost to the U.S. economy going forward. However, the long-term effect of such fiscal stimulus remained unclear, especially in a scenario wherein the Federal Reserve relies less on monetary policy to stimulate economic growth.
Sector allocation overall aided Fund performance
The Fund outperformed the benchmark during the period due primarily to effective sector allocation decisions. Stock selection overall detracted from the Fund’s relative results.
Having underweighted allocations to real estate, utilities, energy and financials and overweight allocations to health care, materials, industrials, consumer discretionary and information technology augmented the Fund’s relative performance most. Having no exposure to telecommunication services, the weakest sector in the benchmark during the period, also proved beneficial. Stock selection in the industrials, financials, consumer discretionary and utilities sectors contributed positively to the Fund’s results during the period as well. Conversely, stock selection in the information technology, consumer staples, energy and real estate sectors detracted from relative results. Having a position in cash, albeit modest, was also a slight drag on performance given the rally in the benchmark during the period.
From an individual security perspective, the Fund benefited most relative to the benchmark from positions in NVR, a homebuilder; Owens Corning, a producer of glass fiber, insulation and roofing material; and DXC Technology, formed by the merger of Computer Sciences Corporation and the enterprise services business of Hewlett Packard Enterprise earlier in 2017. A portion of NVR’s business caters to first-time homebuyers, where demand remained robust and inventory low. Therefore, the company’s unit orders increased and its order backlog improved during the period. Given its strong performance and what we saw as its diminishing risk/reward profile going forward, we opted to exit the Fund’s position in NVR by the end of the period, taking profits. Owens Corning benefited from restructuring efforts during the economic downturn to streamline its operations, which paid off during the construction recovery seen during the period. Further, many investors believed an uptick in demand following the hurricanes that hit the U.S. in September 2017 should bode well for volumes ahead, potentially boosting its earnings results. Shares of DXC Technology, now the largest information technology services company globally, rose after the merger, as its range of services and expertise enhanced the company’s value proposition. Additionally, the company was on track to achieve its three-year cost savings plan. In October 2017, the company announced it would spin off its U.S. Public Sector business and combine with Vencore Holding and KeyPoint Government Solutions to form a separate, independent publicly-traded company to serve the government information technology market. DXC Technology’s shares rose, as investors reacted positively to these developments.
Columbia Variable Portfolio Funds | Annual Report 2017	33

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Victory Sycamore Established Value Fund
Detracting most from the Fund’s results relative to the benchmark were positions in Superior Energy Services, an oilfield services company; TreeHouse Foods, one of the largest private-label food manufacturers in the U.S.; and MEDNAX, a provider of physician services for newborn and other pediatric subspecialty care. Superior Energy Services was affected by persistent volatility in the energy sector. Further, the company encountered supply chain and logistics issues, some hurricane related, that adversely affected its results. Investors were anticipating more robust momentum in the company’s onshore completion and workover services segment as drilling activity picked up. However, the company reported disappointing results, driven primarily by weakness in this business segment, the company’s largest. We sold the Fund’s position in Superior Energy Services given its operating struggles in a highly competitive market. Shares of TreeHouse Foods declined, as the company missed third quarter 2017 estimates and also lowered its full-year guidance. Further, its chief operating officer departed after only four months on the job. He was viewed as an effective operator by investors, and shares fell on the news. We exited the Fund’s position in TreeHouse Foods given what we viewed as its diminishing risk/reward profile. MEDNAX cited the shift in payer mix — from commercial to government — and rising costs as the primary reasons for its margin contraction. Additionally, a decline in neonatal intensive care unit volumes — largely a result of fewer births — contributed to its lower margins. Given its deteriorating fundamentals, which we saw as primarily out of the company’s control, we divested the Fund’s position in MEDNAX by the end of the period.
Bottom-up stock selection drove portfolio changes
Several of the Fund’s most significant sales during the period have already been mentioned. As for purchases, during the period, we initiated a Fund position in AutoNation, the largest automotive retailer in the U.S. In our view, AutoNation is an attractively valued industry leader with a strong franchise and track record. Its shares had underperformed the last few years, as fears of the auto cycle ending weighed on the industry and on the business. Its management has been investing in positioning the company for long-term success with a heavy reinvestment plan, which has eroded current earnings. The plan is also disrupting the current model in the near term by shifting away from traditional new profit pools and focusing on parts and services and used vehicles, which have higher margins. It also has plans to expand its collision centers. With some market participants focused on the near-term effect of its plans, we felt it an opportune time to establish a Fund position in the company. We established a Fund position in V.F. Corp., which operates as an apparel company with lines in fashion clothes, footwear and other related products. Its brands include Jansport, Kipling, Lee, Nautica, The North Face, Timberland, Wrangler, Riders by Lee and more. Given its relative weakness, multiple contraction and shifting investor sentiment, we felt the risk/reward profile for what we consider to be this well-managed global and multi-branded retailer was compelling at the time of purchase. In our view, the company is well positioned relative to most apparel retailers given its diverse brands, global exposure and direct to consumer mix. Further, we believe its management has a solid track record of growth and operates a shareholder-friendly capital deployment strategy.
Driven by our bottom-up investment process, the Fund’s exposures to the financials and consumer discretionary sectors increased and its allocations to information technology and utilities decreased during the period. As of December 31, 2017, the Fund had overweight positions relative to the benchmark in the consumer staples, industrials, information technology and materials sectors. On the same date, the Fund had underweight allocations compared to the benchmark to the energy, financials, real estate and utilities sectors and had rather neutral allocations relative to the benchmark in the consumer discretionary, health care and telecommunication services sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
34	Columbia Variable Portfolio Funds | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Global Bond Fund
Class 1	1,000.00	1,000.00	1,020.30	1,021.59	3.37	3.38	0.67
Class 2	1,000.00	1,000.00	1,019.40	1,020.34	4.63	4.63	0.92
Class 3	1,000.00	1,000.00	1,020.50	1,020.94	4.03	4.03	0.80
Columbia Variable Portfolio – Intermediate Bond Fund
Class 1	1,000.00	1,000.00	1,011.70	1,022.49	2.46	2.47	0.49
Class 2	1,000.00	1,000.00	1,010.80	1,021.24	3.71	3.73	0.74
Class 3	1,000.00	1,000.00	1,011.70	1,021.89	3.06	3.07	0.61
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Class 1	1,000.00	1,000.00	1,028.20	1,021.89	3.08	3.07	0.61
Class 2	1,000.00	1,000.00	1,026.80	1,020.64	4.35	4.33	0.86
Class 3	1,000.00	1,000.00	1,028.30	1,021.29	3.69	3.68	0.73
Columbia Variable Portfolio Funds | Annual Report 2017	35

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Class 1	1,000.00	1,000.00	1,110.00	1,021.34	3.79	3.63	0.72
Class 2	1,000.00	1,000.00	1,108.50	1,020.09	5.10	4.89	0.97
Class 3	1,000.00	1,000.00	1,109.40	1,020.74	4.42	4.23	0.84
Variable Portfolio – Partners Small Cap Value Fund
Class 1	1,000.00	1,000.00	1,065.80	1,020.49	4.58	4.48	0.89
Class 2	1,000.00	1,000.00	1,064.70	1,019.25	5.87	5.74	1.14
Class 3	1,000.00	1,000.00	1,065.70	1,019.85	5.25	5.14	1.02
Variable Portfolio – Victory Sycamore Established Value Fund
Class 1	1,000.00	1,000.00	1,099.20	1,020.94	4.19	4.03	0.80
Class 2	1,000.00	1,000.00	1,097.90	1,019.70	5.49	5.29	1.05
Class 3	1,000.00	1,000.00	1,098.70	1,020.34	4.81	4.63	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Variable Portfolio - Global Bond Fund, Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio – MFS® Blended Research® Core Equity Fund and Variable Portfolio - Victory Sycamore Established Value Fund, account value at the end of the period would have been reduced.
36	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 5.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 5.7%
Centre Point Funding LLC(a)
Series 2012-2A Class 1
08/20/2021	2.610%	1,614,533	1,606,740
SBA Tower Trust(a)
04/10/2018	2.240%	6,500,000	6,497,882
Total			8,104,622
Total Asset-Backed Securities — Non-Agency (Cost $8,127,387)			8,104,622

Commercial Mortgage-Backed Securities - Non-Agency 2.4%

United States 2.4%
VSD (a)
Series 2017-PLT1 Class A
12/25/2043	3.600%	3,349,597	3,348,250
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $3,349,597)			3,348,250

Corporate Bonds & Notes 34.5%

Australia 1.6%
Woodside Finance Ltd.(a)
03/05/2025	3.650%	2,220,000	2,237,147
Bahamas 0.0%
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	15,000	16,133
Canada 1.5%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	45,000	44,955
10/15/2025	5.000%	84,000	85,317
Bombardier, Inc.(a)
12/01/2021	8.750%	38,000	41,716
01/15/2023	6.125%	12,000	11,767
12/01/2024	7.500%	26,000	26,390
Canadian Natural Resources Ltd.
06/01/2047	4.950%	480,000	538,537
Cenovus Energy, Inc.
09/15/2043	5.200%	350,000	353,183
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	12,000	12,751
01/15/2025	7.625%	36,000	39,240
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	14,000	14,407
Teck Resources Ltd.(a)
06/01/2024	8.500%	15,000	16,943
Teck Resources Ltd.
07/15/2041	6.250%	130,000	148,018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp.
05/23/2043	4.500%	390,000	397,963
Valeant Pharmaceuticals International, Inc.(a)
05/15/2023	5.875%	120,000	111,528
03/15/2024	7.000%	68,000	73,139
04/15/2025	6.125%	71,000	65,226
11/01/2025	5.500%	22,000	22,456
Videotron Ltd.(a)
06/15/2024	5.375%	56,000	60,373
04/15/2027	5.125%	22,000	22,922
Total			2,086,831
France 0.1%
SFR Group SA(a)
05/15/2022	6.000%	64,000	64,805
05/01/2026	7.375%	115,000	117,681
SPCM SA(a)
09/15/2025	4.875%	26,000	26,200
Total			208,686
Germany 0.1%
Unitymedia GmbH(a)
01/15/2025	6.125%	14,000	14,796
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	105,000	107,915
Total			122,711
Ireland 0.1%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	145,000	157,757
02/15/2025	6.000%	13,000	13,704
Total			171,461
Italy 0.1%
Telecom Italia Capital SA
09/30/2034	6.000%	44,000	49,207
Telecom Italia SpA(a)
05/30/2024	5.303%	19,000	20,367
Wind Tre SpA(a)
01/20/2026	5.000%	43,000	41,144
Total			110,718
Jersey 0.0%
Delphi Technologies PLC(a)
10/01/2025	5.000%	33,000	33,429
Luxembourg 0.1%
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	52,000	50,329

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	37

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INEOS Group Holdings SA(a)
08/01/2024	5.625%	21,000	21,849
Total			72,178
Mexico 0.9%
Cemex SAB de CV(a)
04/16/2026	7.750%	1,150,000	1,304,431
Netherlands 0.9%
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	48,000	49,265
Constellium NV(a)
05/15/2024	5.750%	68,000	69,230
03/01/2025	6.625%	29,000	30,460
LYB International Finance BV
03/15/2044	4.875%	415,000	464,477
Mondelez International, Inc.(a)
10/28/2019	1.625%	525,000	517,661
Sensata Technologies BV(a)
10/01/2025	5.000%	47,000	49,858
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	14,000	13,673
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	97,000	96,581
Total			1,291,205
Panama 0.2%
Ena Norte Trust(a)
04/25/2023	4.950%	245,916	256,327
Ukraine 0.3%
MHP SE(a)
04/02/2020	8.250%	397,000	431,394
United Kingdom 0.9%
Sky PLC(a)
09/16/2024	3.750%	1,125,000	1,170,326
Virgin Media Finance PLC(a)
10/15/2024	6.000%	39,000	40,048
01/15/2025	5.750%	93,000	94,212
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	7,000	7,121
Total			1,311,707
United States 27.7%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	55,000	55,484
03/01/2024	6.500%	16,000	16,640
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AES Corp.
05/15/2023	4.875%	23,000	23,526
05/15/2026	6.000%	28,000	30,414
09/01/2027	5.125%	9,000	9,490
Aircastle Ltd.
02/15/2022	5.500%	17,000	18,202
04/01/2023	5.000%	15,000	15,802
Allergan Funding SCS
03/15/2045	4.750%	66,000	70,382
Ally Financial, Inc.
03/30/2025	4.625%	100,000	105,291
Altice US Finance I Corp.(a)
07/15/2023	5.375%	39,000	39,912
05/15/2026	5.500%	47,000	47,957
American Builders & Contractors Supply Co., Inc.(a)
04/15/2021	5.625%	50,000	50,911
American Greetings Corp.(a)
02/15/2025	7.875%	6,000	6,484
Amsurg Corp.
07/15/2022	5.625%	25,000	25,338
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	30,000	32,614
01/15/2025	5.250%	73,000	76,736
Angus Chemical Co.(a)
02/15/2023	8.750%	61,000	62,319
Anheuser-Busch InBev Finance, Inc.
02/01/2023	3.300%	700,000	716,072
02/01/2026	3.650%	300,000	309,539
Appalachian Power Co.
05/15/2044	4.400%	800,000	881,831
APX Group, Inc.
12/01/2020	8.750%	64,000	65,233
12/01/2022	7.875%	39,000	41,729
09/01/2023	7.625%	21,000	22,155
Aramark Services, Inc.
01/15/2024	5.125%	22,000	23,097
Asbury Automotive Group, Inc.
12/15/2024	6.000%	57,000	59,337
Ascend Learning LLC(a)
08/01/2025	6.875%	13,000	13,406
Ashtead Capital, Inc.(a)
08/15/2027	4.375%	53,000	54,011
AT&T, Inc.
06/15/2045	4.350%	700,000	646,543
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	52,000	51,499
B&G Foods, Inc.
04/01/2025	5.250%	93,000	94,655

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ball Corp.
12/15/2020	4.375%	40,000	41,442
Beacon Escrow Corp.(a)
11/01/2025	4.875%	52,000	52,277
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	11,000	11,703
Becton Dickinson and Co.
06/06/2027	3.700%	510,000	513,695
Berry Global, Inc.
05/15/2022	5.500%	58,000	59,778
10/15/2022	6.000%	26,000	27,247
07/15/2023	5.125%	63,000	65,542
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	34,000	35,860
Boyd Gaming Corp.
05/15/2023	6.875%	14,000	14,844
04/01/2026	6.375%	19,000	20,520
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	270,000	275,227
Caesars Resort Collection LLC(a)
10/15/2025	5.250%	21,000	21,187
CalAtlantic Group, Inc.
11/15/2024	5.875%	34,000	37,753
06/01/2026	5.250%	10,000	10,570
06/15/2027	5.000%	16,000	16,549
Callon Petroleum Co.
10/01/2024	6.125%	33,000	34,058
Calpine Corp.
01/15/2025	5.750%	42,000	39,795
Calpine Corp.(a)
06/01/2026	5.250%	9,000	8,819
Camelot Finance SA(a)
10/15/2024	7.875%	25,000	26,672
Cardinal Health, Inc.
06/15/2047	4.368%	150,000	149,429
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	57,000	58,871
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	6,000	6,016
CB Richard Ellis Services, Inc.
03/15/2025	5.250%	137,000	150,685
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%	49,000	50,813
05/01/2026	5.500%	2,000	2,037
05/01/2027	5.125%	140,000	137,856
05/01/2027	5.875%	38,000	39,093
CDK Global, Inc.(a)
06/01/2027	4.875%	16,000	16,192
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	34,000	35,814
Centene Corp.
02/15/2024	6.125%	69,000	73,371
01/15/2025	4.750%	41,000	41,647
Centennial Resource Production LLC(a)
01/15/2026	5.375%	15,000	15,239
CenturyLink, Inc.
03/15/2022	5.800%	23,000	22,526
04/01/2024	7.500%	52,000	51,902
04/01/2025	5.625%	73,000	66,899
Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/2020	6.375%	62,000	62,879
12/15/2021	5.125%	40,000	40,052
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	36,000	36,029
Chemours Co. (The)
05/15/2023	6.625%	45,000	47,550
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	36,000	37,095
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	62,000	65,844
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	52,000	29,880
03/31/2023	6.250%	83,000	74,747
CMS Energy Corp.
11/15/2025	3.600%	682,000	698,667
CNA Financial Corp.
05/15/2024	3.950%	380,000	395,216
Continental Resources, Inc.
06/01/2024	3.800%	54,000	53,316
Core & Main LP(a)
08/15/2025	6.125%	16,000	16,248
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	49,000	49,175
CSC Holdings LLC(a)
10/15/2025	6.625%	95,000	102,702
10/15/2025	10.875%	81,000	96,149
CSX Corp.
11/01/2046	3.800%	195,000	194,384
CVS Health Corp.
06/01/2026	2.875%	345,000	330,973
CyrusOne LP/Finance Corp.(a)
03/15/2024	5.000%	15,000	15,574
03/15/2024	5.000%	7,000	7,284
03/15/2027	5.375%	15,000	15,727
03/15/2027	5.375%	9,000	9,443

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	39

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
05/01/2025	5.000%	65,000	64,960
Delek Logistics Partners LP(a)
05/15/2025	6.750%	32,000	32,155
Diamondback Energy, Inc.
11/01/2024	4.750%	13,000	13,115
05/31/2025	5.375%	68,000	70,086
DISH DBS Corp.
06/01/2021	6.750%	31,000	32,779
03/15/2023	5.000%	76,000	72,372
11/15/2024	5.875%	25,000	24,340
07/01/2026	7.750%	100,000	105,555
DTE Energy Co.
06/01/2024	3.500%	750,000	767,415
10/01/2026	2.850%	490,000	470,696
Duke Energy Carolinas LLC
03/15/2046	3.875%	505,000	530,898
Dynegy, Inc.
11/01/2024	7.625%	34,000	36,601
Dynegy, Inc.(a)
01/30/2026	8.125%	24,000	26,241
Eldorado Resorts, Inc.
04/01/2025	6.000%	39,000	40,871
Emera U.S. Finance LP
06/15/2046	4.750%	620,000	681,065
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	7,000	7,127
01/30/2028	5.750%	29,000	29,759
Energy Transfer Equity LP
03/15/2023	4.250%	24,000	23,781
06/01/2027	5.500%	153,000	155,846
Enterprise Products Operating LLC
02/15/2045	5.100%	400,000	453,922
05/15/2046	4.900%	190,000	210,546
Envision Healthcare Corp.(a)
12/01/2024	6.250%	3,000	3,104
Equinix, Inc.
01/15/2026	5.875%	55,000	59,149
05/15/2027	5.375%	98,000	104,780
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	450,000	462,037
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	27,000	28,755
Extraction Oil & Gas, Inc./Finance Corp.(a)
07/15/2021	7.875%	18,000	19,015
FedEx Corp.
04/01/2046	4.550%	350,000	383,777
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a)
12/01/2023	7.000%	148,000	156,557
01/15/2024	5.750%	95,000	98,339
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,200,000	1,286,731
Freeport-McMoRan, Inc.
03/15/2023	3.875%	18,000	17,925
11/14/2024	4.550%	94,000	95,514
03/15/2043	5.450%	47,000	46,821
Frontier Communications Corp.
01/15/2025	6.875%	99,000	63,957
Gartner, Inc.(a)
04/01/2025	5.125%	52,000	54,164
Gates Global LLC/Co.(a)
07/15/2022	6.000%	65,000	66,484
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	68,000	72,811
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	27,000	29,007
Group 1 Automotive, Inc.(a)
12/15/2023	5.250%	39,000	40,165
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	290,000	327,465
H&E Equipment Services, Inc.(a)
09/01/2025	5.625%	15,000	15,713
Halcon Resources Corp.(a)
02/15/2025	6.750%	28,000	29,148
HCA, Inc.
05/01/2023	5.875%	58,000	62,216
02/01/2025	5.375%	136,000	141,120
04/15/2025	5.250%	39,000	41,395
02/15/2027	4.500%	53,000	53,663
HD Supply, Inc.(a)
04/15/2024	5.750%	22,000	23,374
Hertz Corp. (The)(a)
06/01/2022	7.625%	39,000	41,081
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	25,000	25,477
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/2024	6.125%	18,000	19,706
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	37,000	38,732
Hologic, Inc.(a)
10/15/2025	4.375%	8,000	8,111
HUB International Ltd.(a)
10/01/2021	7.875%	161,000	167,785

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Markit Ltd.(a)
11/01/2022	5.000%	35,000	37,896
02/15/2025	4.750%	65,000	68,632
03/01/2026	4.000%	17,000	17,056
Informatica LLC(a)
07/15/2023	7.125%	26,000	26,656
International Game Technology PLC(a)
02/15/2022	6.250%	68,000	73,322
02/15/2025	6.500%	42,000	47,119
Interval Acquisition Corp.
04/15/2023	5.625%	53,000	55,199
Iron Mountain, Inc.(a)
09/15/2027	4.875%	25,000	25,050
03/15/2028	5.250%	30,000	29,928
iStar, Inc.
04/01/2022	6.000%	30,000	31,124
09/15/2022	5.250%	15,000	15,162
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	52,000	54,832
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	96,000	96,947
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	27,000	27,676
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	78,000	82,294
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	340,000	354,419
03/01/2043	5.000%	385,000	388,128
Kinder Morgan, Inc.
02/15/2046	5.050%	485,000	501,824
Koppers, Inc.(a)
02/15/2025	6.000%	13,000	13,804
Kroger Co. (The)
01/15/2048	4.650%	385,000	395,749
L Brands, Inc.
11/01/2035	6.875%	41,000	41,478
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	17,000	17,477
11/01/2026	4.875%	52,000	54,279
Laredo Petroleum, Inc.
03/15/2023	6.250%	137,000	142,555
Lennar Corp.
04/30/2024	4.500%	44,000	45,060
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	1,205,000	1,267,647
Lithia Motors, Inc.(a)
08/01/2025	5.250%	7,000	7,311
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	24,000	24,661
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	20,000	21,174
Match Group, Inc.
06/01/2024	6.375%	49,000	53,109
Match Group, Inc.(a)
12/15/2027	5.000%	16,000	16,187
Mattel, Inc.(a)
12/31/2025	6.750%	30,000	30,372
MEDNAX, Inc.(a)
12/01/2023	5.250%	9,000	9,176
Meritage Homes Corp.
04/01/2022	7.000%	23,000	26,001
06/06/2027	5.125%	28,000	28,463
MetLife, Inc.
09/15/2023	4.368%	75,000	80,907
03/01/2045	4.050%	645,000	676,322
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	19,000	20,277
09/01/2026	4.500%	20,000	19,954
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
01/15/2028	4.500%	50,000	49,279
MGM Resorts International
10/01/2020	6.750%	60,000	64,822
12/15/2021	6.625%	52,000	57,064
Microsemi Corp.(a)
04/15/2023	9.125%	22,000	24,699
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	26,000	26,003
Molson Coors Brewing Co.
07/15/2046	4.200%	585,000	596,885
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	70,000	74,812
MSCI, Inc.(a)
11/15/2024	5.250%	57,000	60,271
08/01/2026	4.750%	23,000	24,084
Multi-Color Corp.(a)
11/01/2025	4.875%	37,000	37,143
Navient Corp.
06/15/2022	6.500%	40,000	42,007
03/25/2024	6.125%	71,000	71,739
Netflix, Inc.
02/15/2025	5.875%	33,000	35,197
11/15/2026	4.375%	85,000	83,355
Netflix, Inc.(a)
04/15/2028	4.875%	73,000	71,364

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	41

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	37,000	37,027
NFP Corp.(a)
07/15/2025	6.875%	37,000	37,303
NGPL PipeCo LLC(a)
08/15/2022	4.375%	14,000	14,264
08/15/2027	4.875%	17,000	17,619
12/15/2037	7.768%	38,000	46,936
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	48,000	49,848
NiSource Finance Corp.
05/15/2047	4.375%	425,000	465,512
Noble Energy, Inc.
11/15/2043	5.250%	150,000	165,406
Novelis Corp.(a)
08/15/2024	6.250%	21,000	22,007
09/30/2026	5.875%	93,000	95,114
Novolex (a)
01/15/2025	6.875%	15,000	15,528
NRG Energy, Inc.
01/15/2027	6.625%	57,000	60,420
NRG Energy, Inc.(a)
01/15/2028	5.750%	19,000	19,194
NRG Yield Operating LLC
08/15/2024	5.375%	115,000	118,981
09/15/2026	5.000%	31,000	31,655
NuStar Logistics LP
04/28/2027	5.625%	35,000	35,623
Oracle Corp.
07/15/2046	4.000%	590,000	627,839
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	56,000	59,086
Pacific Gas & Electric Co.(a)
12/01/2027	3.300%	478,000	474,068
Pacific Gas & Electric Co.
02/15/2044	4.750%	474,000	527,676
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	24,000	25,348
01/15/2025	5.375%	43,000	43,468
08/15/2025	5.250%	52,000	52,237
10/15/2027	5.625%	32,000	32,509
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	43,000	45,393
PDC Energy, Inc.
09/15/2024	6.125%	60,000	62,016
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,133,111
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	30,000	31,006
Penske Automotive Group, Inc.
12/01/2024	5.375%	109,000	110,848
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	7,000	7,419
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	957,000	917,853
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	50,000	49,522
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	25,000	25,885
Post Holdings, Inc.(a)
03/01/2025	5.500%	14,000	14,532
08/15/2026	5.000%	86,000	84,747
03/01/2027	5.750%	94,000	95,673
01/15/2028	5.625%	12,000	12,053
PPL Capital Funding, Inc.
06/01/2023	3.400%	1,287,000	1,312,485
PQ Corp.(a)
11/15/2022	6.750%	101,000	108,356
12/15/2025	5.750%	29,000	29,475
Prestige Brands, Inc.(a)
03/01/2024	6.375%	53,000	55,241
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	31,000	32,530
PTC, Inc.
05/15/2024	6.000%	52,000	55,180
QEP Resources, Inc.
03/01/2026	5.625%	13,000	13,167
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	42,000	42,401
Quicken Loans, Inc.(a)
05/01/2025	5.750%	6,000	6,197
01/15/2028	5.250%	50,000	49,367
Quintiles IMS, Inc.(a)
05/15/2023	4.875%	37,000	38,278
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2025	6.625%	19,000	18,181
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	116,293	118,149
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	65,000	69,770
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	30,000	29,850
Rockies Express Pipeline LLC(a)
04/15/2040	6.875%	5,000	5,599

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RSP Permian, Inc.
01/15/2025	5.250%	97,000	99,390
SBA Communications Corp.
09/01/2024	4.875%	162,000	166,577
Scientific Games International, Inc.(a)
01/01/2022	7.000%	124,000	130,661
10/15/2025	5.000%	21,000	21,101
Scientific Games International, Inc.
12/01/2022	10.000%	63,000	69,146
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	51,000	54,019
12/15/2026	5.250%	9,000	9,486
Scripps Networks Interactive, Inc.
06/15/2025	3.950%	1,575,000	1,590,344
Sempra Energy
10/01/2022	2.875%	660,000	658,646
06/15/2024	3.550%	465,000	476,104
06/15/2027	3.250%	260,000	258,024
SESI LLC(a)
09/15/2024	7.750%	8,000	8,481
Sirius XM Radio, Inc.(a)
07/15/2026	5.375%	66,000	68,245
08/01/2027	5.000%	51,000	51,119
SM Energy Co.
06/01/2025	5.625%	14,000	13,610
09/15/2026	6.750%	76,000	78,271
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,000	2,257
Southern Co. (The)
07/01/2046	4.400%	450,000	480,905
Spectrum Brands, Inc.
11/15/2022	6.625%	54,000	56,031
07/15/2025	5.750%	228,000	239,828
Springleaf Finance Corp.
05/15/2022	6.125%	26,000	26,991
03/15/2023	5.625%	47,000	47,106
Springs Industries, Inc.
06/01/2021	6.250%	178,000	181,811
Sprint Corp.
06/15/2024	7.125%	66,000	67,393
02/15/2025	7.625%	99,000	103,460
SPX FLOW, Inc.(a)
08/15/2024	5.625%	13,000	13,667
08/15/2026	5.875%	46,000	48,730
Steel Dynamics, Inc.(a)
09/15/2025	4.125%	12,000	12,068
Sterigenics-Nordion Holdings LLC(a)
05/15/2023	6.500%	48,000	49,966
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	13,000	12,273
Symantec Corp.(a)
04/15/2025	5.000%	39,000	40,601
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	16,000	16,398
01/15/2028	5.500%	47,000	47,432
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	64,000	65,594
Targa Resources Partners LP/Finance Corp.(a)
01/15/2028	5.000%	139,000	138,816
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	700,000	804,429
Team Health Holdings, Inc.(a)
02/01/2025	6.375%	33,000	29,352
Teleflex, Inc.
06/01/2026	4.875%	11,000	11,307
11/15/2027	4.625%	25,000	25,229
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	42,000	42,448
Tenet Healthcare Corp.
06/15/2023	6.750%	43,000	41,521
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	50,000	48,844
05/01/2025	5.125%	45,000	44,211
08/01/2025	7.000%	25,000	23,652
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	58,000	57,385
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	126,000	137,569
TransDigm, Inc.
05/15/2025	6.500%	105,000	107,433
06/15/2026	6.375%	83,000	83,701
TriMas Corp.(a)
10/15/2025	4.875%	5,000	5,026
U.S. Concrete, Inc.
06/01/2024	6.375%	24,000	25,777
United Rentals North America, Inc.
10/15/2025	4.625%	8,000	8,072
09/15/2026	5.875%	69,000	73,875
05/15/2027	5.500%	50,000	52,636
01/15/2028	4.875%	60,000	60,335
United Technologies Corp.
11/01/2046	3.750%	60,000	59,846
Universal Health Services, Inc.(a)
08/01/2022	4.750%	58,000	59,392

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	43

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a)
02/15/2025	5.125%	47,000	45,873
Valvoline, Inc.
07/15/2024	5.500%	7,000	7,435
08/15/2025	4.375%	33,000	33,245
Vantiv LLC/Vanity Issuer Corp.(a)
11/15/2025	4.375%	18,000	18,237
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	7,000	7,393
VeriSign, Inc.
04/01/2025	5.250%	84,000	91,158
07/15/2027	4.750%	19,000	19,425
Verizon Communications, Inc.
03/15/2055	4.672%	390,000	378,125
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	11,000	11,561
Weatherford International Ltd.
06/15/2021	7.750%	34,000	34,585
06/15/2023	8.250%	11,000	11,061
WellCare Health Plans, Inc.
04/01/2025	5.250%	58,000	61,494
Wells Fargo & Co.
10/23/2026	3.000%	160,000	156,834
WESCO Distribution, Inc.
06/15/2024	5.375%	18,000	18,547
Williams Companies, Inc. (The)
01/15/2023	3.700%	40,000	39,691
06/24/2024	4.550%	139,000	143,611
Williams Partners LP
09/15/2045	5.100%	400,000	437,738
WPX Energy, Inc.
01/15/2022	6.000%	140,000	146,711
09/15/2024	5.250%	21,000	20,938
Wynn Las Vegas LLC/Capital Corp.(a)
05/15/2027	5.250%	25,000	25,370
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	94,000	96,286
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	20,000	22,505
Total			39,138,996
Virgin Islands 0.0%
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	28,000	28,895
Total Corporate Bonds & Notes (Cost $47,317,292)			48,822,249

Foreign Government Obligations(b),(c) 37.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Argentina 1.1%
Argentine Republic Government International Bond
04/22/2021	6.875%		500,000	544,612
04/22/2026	7.500%		700,000	792,648
04/22/2046	7.625%		150,000	169,964
Total				1,507,224
Australia 1.2%
Australia Government Bond(a)
04/21/2027	4.750%	AUD	1,819,000	1,668,165
Brazil 0.5%
Petrobras Global Finance BV
01/27/2021	5.375%		106,000	110,572
03/17/2024	6.250%		563,000	598,003
Total				708,575
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%		19,000	19,084
05/01/2025	5.000%		24,000	24,096
06/01/2027	5.250%		7,000	6,969
Total				50,149
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%		200,000	228,292
Dominican Republic 0.9%
Dominican Republic International Bond(a)
04/20/2027	8.625%		1,092,000	1,327,470
Egypt 0.9%
Egypt Government International Bond(a)
01/31/2027	7.500%		1,100,000	1,217,737
Germany 2.2%
Bundesrepublik Deutschland Bundesanleihe(a)
07/04/2042	3.250%	EUR	1,750,000	3,063,179
Honduras 1.4%
Honduras Government International Bond(a)
03/15/2024	7.500%		1,700,000	1,904,884
Indonesia 0.3%
Indonesia Government International Bond(a)
05/05/2021	4.875%		364,000	388,303
Italy 2.1%
Italy Buoni Poliennali Del Tesoro
11/01/2026	7.250%	EUR	191	331

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy Buoni Poliennali Del Tesoro(a)
09/01/2028	4.750%	EUR	2,000,000	2,996,516
Total				2,996,847
Japan 0.4%
Japan Government 30-Year Bond
09/20/2046	0.500%	JPY	71,000,000	584,633
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
07/02/2018	9.125%		199,000	205,207
Mexico 1.4%
Mexican Bonos
12/05/2024	10.000%	MXN	11,720,000	672,286
Mexico Government International Bond
09/27/2034	6.750%		104,000	135,058
Petroleos Mexicanos
01/24/2022	4.875%		430,000	448,659
09/21/2023	4.625%		165,000	170,101
01/18/2024	4.875%		563,000	584,496
Total				2,010,600
Philippines 0.2%
Power Sector Assets & Liabilities Management Corp.(a)
05/27/2019	7.250%		232,000	247,766
Romania 0.2%
Romanian Government International Bond(a)
01/22/2024	4.875%		232,000	255,553
Russian Federation 17.9%
Gazprom OAO Via Gaz Capital SA(a)
03/07/2022	6.510%		1,274,000	1,410,945
Russian Federal Bond - OFZ
04/14/2021	7.600%	RUB	1,317,000,000	23,424,042
Russian Foreign Bond - Eurobond(a),(d)
03/31/2030	7.500%		445,550	512,377
Total				25,347,364
Senegal 1.2%
Senegal Government International Bond(a)
07/30/2024	6.250%		1,600,000	1,729,694
Serbia 0.2%
Serbia International Bond(a)
12/03/2018	5.875%		232,000	238,507
South Korea 1.1%
Korea Treasury Bond
06/10/2026	1.875%	KRW	1,800,000,000	1,607,400
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 2.1%
Spain Government Bond(a)
10/31/2025	2.150%	EUR	1,196,000	1,544,421
10/31/2044	5.150%	EUR	780,000	1,358,177
Total				2,902,598
United Arab Emirates 0.0%
DAE Funding LLC(a)
08/01/2024	5.000%		19,000	18,676
United Kingdom 1.7%
United Kingdom Gilt(a)
01/22/2045	3.500%	GBP	1,330,000	2,454,168
Total Foreign Government Obligations (Cost $48,331,926)				52,662,991

Residential Mortgage-Backed Securities - Agency 0.1%

United States 0.1%
Federal Home Loan Mortgage Corp.
05/01/2018	4.500%		2,185	2,216
04/01/2033	6.000%		91,196	104,026
Total				106,242
Total Residential Mortgage-Backed Securities - Agency (Cost $95,930)				106,242

Residential Mortgage-Backed Securities - Non-Agency 1.9%

United States 1.9%
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2013-2 Class 1A3
11/25/2037	3.707%		2,718,506	2,738,075
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $2,759,970)				2,738,075

Senior Loans 0.1%
Borrower	Weighted Average Coupon		Principal Amount ($)	Value ($)
United States 0.1%
Chesapeake Energy Corp.(f),(g)
Tranche A Term Loan
08/23/2021	8.954%		46,701	49,643
DigiCert, Inc.(f),(g),(h)
1st Lien Term Loan
10/31/2024			31,000	31,374
Genesys Telecommunications Laboratories, Inc.(f),(g)
Tranche B2 Term Loan
12/01/2023	5.443%		15,880	15,960

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	45

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Serta Simmons Bedding LLC(f),(g)
2nd Lien Term Loan
11/08/2024	9.407%	63,104	53,638
UFC Holdings LLC(f),(g)
2nd Lien Term Loan
08/18/2024	9.052%	4,000	4,057
Total			154,672
Total Senior Loans (Cost $160,134)			154,672

U.S. Treasury Obligations 10.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 10.0%
U.S. Treasury
07/31/2021	1.125%	2,287,400	2,212,423
02/28/2022	1.875%	9,000,000	8,903,040
02/15/2027	2.250%	3,000,000	2,961,308
Total			14,076,771
Total U.S. Treasury Obligations (Cost $14,259,598)			14,076,771
Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(i),(j)	6,751,115	6,751,115
Total Money Market Funds (Cost $6,750,891)		6,751,115
Total Investments (Cost $131,152,725)		136,764,987
Other Assets & Liabilities, Net		4,562,725
Net Assets		$141,327,712

At December 31, 2017, securities and/or cash totaling $2,983,207 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
61,554 USD	82,000 AUD	Citi	01/29/2018	2,428	—
428,583 USD	2,697,000 DKK	Citi	01/29/2018	6,834	—
488,556 USD	130,000,000 HUF	Citi	01/29/2018	14,164	—
352,753 USD	1,432,000 MYR	Citi	01/29/2018	—	(606)
399,781 USD	13,000,000 THB	Citi	01/29/2018	—	(580)
3,700,258 USD	4,753,000 CAD	Credit Suisse	01/29/2018	82,506	—
26,296,526 USD	22,282,000 EUR	Credit Suisse	01/29/2018	482,553	—
163,950 USD	1,360,000 NOK	Credit Suisse	01/29/2018	1,824	—
694,272 USD	5,871,000 SEK	Credit Suisse	01/29/2018	22,639	—
14,734,000 AUD	11,149,733 USD	HSBC	01/25/2018	—	(346,685)
21,486 USD	28,000 AUD	HSBC	01/25/2018	362	—
21,000 GBP	28,208 USD	HSBC	01/26/2018	—	(168)
18,433,812 USD	23,511,000 CAD	HSBC	01/26/2018	276,979	—
7,084,629 USD	5,284,000 GBP	HSBC	01/26/2018	55,401	—
1,341,363,000 RUB	22,549,980 USD	HSBC	01/29/2018	—	(597,381)
22,538,866 USD	2,541,753,000 JPY	HSBC	01/29/2018	49,032	—
18,003,000 EUR	21,326,991 USD	Morgan Stanley	01/26/2018	—	(305,370)
2,047,000 SEK	244,027 USD	Morgan Stanley	01/26/2018	—	(5,885)
100,739 USD	85,000 EUR	Morgan Stanley	01/26/2018	1,397	—
21,480,658 USD	179,988,000 SEK	Morgan Stanley	01/26/2018	493,513	—
4,852,000 MXN	254,163 USD	Morgan Stanley	01/29/2018	8,707	—
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
863,822 USD	855,000 CHF	Morgan Stanley	01/29/2018	15,293	—
269,693 USD	960,000 PLN	Morgan Stanley	01/29/2018	6,100	—
255,578 USD	345,000 SGD	Morgan Stanley	01/29/2018	2,489	—
220,573 USD	319,000 NZD	Morgan Stanley	01/30/2018	5,419	—
151,057 USD	165,000,000 KRW	Standard Chartered	01/29/2018	3,539	—
4,820,251 USD	3,596,000 GBP	UBS	01/29/2018	39,379	—
Total				1,570,558	(1,256,675)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 3-Year Bond	296	03/2018	AUD	32,884,650	—	(109,336)
Euro-BTP	7	03/2018	EUR	973,857	—	(18,875)
Euro-Buxl 30-Year	12	03/2018	EUR	2,002,819	—	(14,366)
Long Gilt	25	03/2018	GBP	3,159,595	28,132	—
U.S. Treasury 10-Year Note	58	03/2018	USD	7,231,090	—	(22,288)
U.S. Treasury 5-Year Note	87	03/2018	USD	10,131,635	—	(25,882)
Total					28,132	(190,747)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(184)	03/2018	EUR	(24,260,748)	106,139	—
Euro-Bund	(65)	03/2018	EUR	(10,567,351)	36,095	—
Euro-OAT	(22)	03/2018	EUR	(3,452,106)	26,664	—
U.S. Long Bond	(6)	03/2018	USD	(935,436)	—	(2,779)
U.S. Ultra Bond	(7)	03/2018	USD	(1,183,478)	—	(10,891)
Total					168,898	(13,670)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month SEK STIBOR	Fixed rate of -0.268%	Receives Quarterly, Pays Annually	Morgan Stanley	05/08/2019	SEK	164,000,000	7,850	—	—	7,850	—
Fixed rate of 1.513%	3-Month CAD Canadian Bankers Acceptances (BA)	Receives Semi annually, Pays Semi annually	Morgan Stanley	06/23/2026	CAD	4,850,000	(250,295)	—	—	—	(250,295)
Fixed rate of 2.156%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	05/22/2027	USD	8,282,000	(164,822)	—	—	—	(164,822)
Fixed rate of 2.366%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	10/10/2027	USD	15,700,000	(30,271)	—	—	—	(30,271)
Fixed rate of 0.254%	6-Month JPY LIBOR-BBA	Receives Semi annually, Pays Semi annually	Morgan Stanley	07/19/2046	JPY	551,441,313	(896,613)	—	—	—	(896,613)
Total							(1,334,151)	—	—	7,850	(1,342,001)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	47

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Republic of South Africa	Barclays	06/20/2022	1.000	Quarterly	USD	1,600,000	27,860	(444)	73,856	—	—	(46,440)
Markit CDX Emerging Markets Index, Series 28	Citi	12/20/2022	1.000	Quarterly	USD	2,570,500	22,716	(714)	102,433	—	—	(80,431)
Total								(1,158)	176,289	—	—	(126,871)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	USD	11,100,000	(122,059)	—	—	—	(122,059)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	46,500,000	(156,687)	—	—	—	(156,687)
Markit iTraxx Europe Crossover Index, Series 28	Morgan Stanley	12/20/2022	5.000	Quarterly	EUR	11,700,000	(218,372)	—	—	—	(218,372)
Total							(497,118)	—	—	—	(497,118)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	1,750,000	(254,978)	729	—	(208,000)	—	(46,249)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $56,726,507, which represents 40.14% of net assets.
(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by the government.
(d)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(e)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(g)	Variable rate security.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	12,905,367	59,350,308	(65,504,560)	6,751,115	(1,176)	224	76,062	6,751,115
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russia Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	49

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	8,104,622	—	—	8,104,622
Commercial Mortgage-Backed Securities - Non-Agency	—	3,348,250	—	—	3,348,250
Corporate Bonds & Notes	—	48,822,249	—	—	48,822,249
Foreign Government Obligations	—	52,662,991	—	—	52,662,991
Residential Mortgage-Backed Securities - Agency	—	106,242	—	—	106,242
Residential Mortgage-Backed Securities - Non-Agency	—	2,738,075	—	—	2,738,075
Senior Loans	—	154,672	—	—	154,672
U.S. Treasury Obligations	14,076,771	—	—	—	14,076,771
Money Market Funds	—	—	—	6,751,115	6,751,115
Total Investments	14,076,771	115,937,101	—	6,751,115	136,764,987
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,570,558	—	—	1,570,558
Futures Contracts	197,030	—	—	—	197,030
Swap Contracts	—	7,850	—	—	7,850
Liability
Forward Foreign Currency Exchange Contracts	—	(1,256,675)	—	—	(1,256,675)
Futures Contracts	(204,417)	—	—	—	(204,417)
Swap Contracts	—	(2,012,239)	—	—	(2,012,239)
Total	14,069,384	114,246,595	—	6,751,115	135,067,094
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Bond Fund, December 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	51

Portfolio of Investments
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 4.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2011-20K Class 1
11/01/2031	2.870%	2,851,713	2,876,517
Series 2012-20C Class 1
03/01/2032	2.510%	1,341,537	1,332,240
Series 2012-20G Class 1
07/01/2032	2.380%	1,291,004	1,274,946
Series 2012-20I Class 1
09/01/2032	2.200%	2,173,533	2,130,393
Series 2012-20J Class 1
10/01/2032	2.180%	7,094,074	6,933,832
Series 2012-20L Class 1
12/01/2032	1.930%	970,312	939,859
Series 2013-20E Class 1
05/01/2033	2.070%	3,046,021	2,966,745
Series 2014-20D Class 1
04/01/2034	3.110%	4,957,823	5,074,073
Series 2014-20F Class 1
06/01/2034	2.990%	5,331,309	5,363,364
Series 2014-20I Class 1
09/01/2034	2.920%	345,047	348,616
Series 2015-20C Class 1
03/01/2035	2.720%	971,609	978,664
Series 2015-20E Class 1
05/01/2035	2.770%	10,154,621	10,146,267
Series 2016-20F Class 1
06/01/2036	2.180%	17,149,360	16,383,591
Series 2016-20K Class 1
11/01/2036	2.570%	11,440,215	11,324,764
Series 2016-20L Class 1
12/01/2036	2.810%	20,434,465	20,429,101
Series 2017-20D Class 1
04/01/2037	2.840%	29,613,568	29,732,023
Series 2017-20E Class 1
05/01/2037	2.880%	1,919,771	1,929,949
Series 2017-20F Class 1
06/01/2037	2.810%	15,026,740	15,066,713
Series 2017-20G Class 1
07/01/2037	2.980%	13,099,000	13,240,326
Series 2017-20H Class 1
08/01/2037	2.750%	11,306,000	11,296,867
Series 2017-20I Class 1
09/01/2037	2.590%	19,685,000	19,446,571
Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-20K Class 1
11/01/2037	2.790%	20,575,000	20,585,757
Total Asset-Backed Securities — Agency (Cost $200,431,536)			199,801,178

Asset-Backed Securities — Non-Agency 22.5%

Ally Master Owner Trust
Series 2015-3 Class A
05/15/2020	1.630%	9,960,000	9,953,136
American Express Credit Account Master Trust
Series 2017-7 Class A
05/15/2025	2.350%	19,400,000	19,346,243
AmeriCredit Automobile Receivables Trust(a)
Series 2016-2 Class A2B
1-month USD LIBOR + 0.700% 10/08/2019	2.107%	445,210	445,316
ARES CLO Ltd.(a),(b),(c),(d)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.059%	18,020,000	18,020,000
ARI Fleet Lease Trust(b)
Series 2015-A Class A2
11/15/2018	1.110%	58,133	58,116
Series 2017-A Class A2
04/15/2026	1.910%	2,900,000	2,893,042
Ascentium Equipment Receivables Trust(b)
Series 2017-1A Class A2
07/10/2019	1.870%	3,200,000	3,195,526
Birchwood Park CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.180% 07/15/2026	2.539%	5,500,000	5,518,337
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
1-month USD LIBOR + 0.500% 07/15/2020	1.977%	2,730,000	2,735,625
BMW Vehicle Lease Trust
Series 2017-1 Class A2
07/22/2019	1.640%	10,327,620	10,317,926
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	9,025,000	9,014,571
Capital One Multi-Asset Execution Trust
Series 2015-A2 Class A2
03/15/2023	2.080%	22,585,000	22,524,147
Series 2015-A4 Class A4
05/15/2025	2.750%	17,315,000	17,531,346
Series 2017-A3 Class A3
01/15/2025	2.430%	19,345,000	19,339,595

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Group LP(a),(b),(c),(d),(e)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/30/2030	2.750%	24,000,000	24,000,000
CarMax Auto Owner Trust
Series 2016-4 Class A2
11/15/2019	1.210%	4,207,873	4,199,955
Series 2017-2 Class A2
06/15/2020	1.630%	21,971,973	21,933,021
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
1-month USD LIBOR + 1.000% 06/15/2028	2.477%	6,628,720	6,665,274
Series 2017-3A Class A2
1-month USD LIBOR + 0.340% 08/15/2029	1.817%	10,505,000	10,514,008
Series 2017-4A Class A2
1-month USD LIBOR + 0.340% 11/15/2029	1.582%	12,015,000	12,014,993
Chrysler Capital Auto Receivables Trust(b)
Series 2016-BA Class A2
01/15/2020	1.360%	1,019,163	1,018,104
CLUB Credit Trust(b)
Series 2017-P2 Class A
01/15/2024	2.610%	39,500,000	39,437,266
Subordinated, Series 2017-P2 Class B
01/15/2024	3.560%	10,600,000	10,568,513
Conn Funding II LP(b)
Series 2017-A Class A
07/15/2019	2.730%	6,888,682	6,893,271
Series 2017-A Class B
02/15/2020	5.110%	2,500,000	2,501,706
Series 2017-B Class A
03/15/2020	2.730%	51,000,000	50,997,827
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	12,600,000	12,599,395
Consumer Loan Underlying Bond Credit Trust(b)
Series 2017-NP2 Class A
01/16/2024	2.550%	16,500,000	16,499,607
Series 2017-NP2 Class B
01/16/2024	3.500%	4,200,000	4,199,612
Dell Equipment Finance Trust(b)
Series 2016-1 Class A2
09/24/2018	1.430%	641,296	641,006
Series 2017-1 Class A2
06/24/2019	1.860%	3,680,000	3,678,481
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dell Equipment Finance Trust(a),(b)
Series 2017-2 Class A2B
1-month USD LIBOR + 0.300% 02/24/2020	1.835%	4,600,000	4,602,229
Discover Card Execution Note Trust
Series 2017-A2 Class A2
07/15/2024	2.390%	21,375,000	21,368,378
DRB Prime Student Loan Trust(b)
Series 2016-B Class A2
06/25/2040	2.890%	5,114,488	5,125,160
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	2.789%	17,825,000	17,966,834
Enterprise Fleet Financing LLC(b)
Series 2015-1 Class A2
09/20/2020	1.300%	169,389	169,343
Series 2015-2 Class A2
02/22/2021	1.590%	2,031,399	2,030,312
Series 2016-2 Class A2
02/22/2022	1.740%	3,578,918	3,571,449
Fifth Third Auto Trust
Series 2017-1 Class A2A
04/15/2020	1.590%	5,545,000	5,533,597
Ford Credit Auto Owner Trust(b)
Series 2015-1 Class A
07/15/2026	2.120%	21,316,000	21,272,532
Series 2015-2 Class A
01/15/2027	2.440%	8,925,000	8,951,157
Series 2016-1 Class A
08/15/2027	2.310%	21,178,000	21,107,793
Series 2016-2 Class A
12/15/2027	2.030%	34,250,000	33,758,317
Series 2017-1 Class A
08/15/2028	2.620%	29,500,000	29,555,339
Series 2017-2 Class A
03/15/2029	2.360%	6,800,000	6,734,589
Ford Credit Floorplan Master Owner Trust(b)
Series 2013-2 Class A
03/15/2022	2.090%	7,025,000	6,999,396
Ford Credit Floorplan Master Owner Trust
Series 2017-3 Class A
09/15/2024	2.480%	12,220,000	12,156,634
GM Financial Automobile Leasing Trust
Series 2015-3 Class A3
03/20/2019	1.690%	3,269,289	3,268,015
Series 2016-3 Class A2A
02/20/2019	1.350%	2,632,125	2,629,518

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	53

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-3 Class A2A
01/21/2020	1.720%	6,555,000	6,529,968
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2015-1 Class A2
1-month USD LIBOR + 0.500% 05/15/2020	1.977%	13,220,000	13,236,314
Series 2016-1 Class A2
1-month USD LIBOR + 0.850% 05/17/2021	2.327%	6,075,000	6,124,650
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class AR2
3-month USD LIBOR + 1.070% 01/18/2031	2.500%	24,200,000	24,239,494
Goldentree Loan Opportunities XI Ltd.(a),(b),(c)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	0.000%	10,000,000	10,000,000
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/2020	1.410%	1,387,831	1,385,576
Series 2015-2 Class A3
03/16/2020	1.300%	7,542,469	7,534,473
Hertz Fleet Lease Funding LP(a),(b)
Series 2015-1 Class A
1-month USD LIBOR + 0.570% 07/10/2029	2.002%	5,595,487	5,556,101
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% 04/10/2030	2.346%	12,702,499	12,736,737
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% 04/10/2031	2.082%	7,460,000	7,471,867
Hertz Vehicle Financing II LP(b)
Series 2015-1A Class A
03/25/2021	2.730%	14,200,000	14,241,529
Series 2015-3A Class A
09/25/2021	2.670%	4,490,000	4,419,310
Series 2016-1A Class A
03/25/2020	2.320%	4,560,000	4,538,527
Series 2016-2A Class A
03/25/2022	2.950%	16,490,000	16,440,045
Honda Auto Receivables Owner Trust
Series 2015-2 Class A3
02/21/2019	1.040%	871,404	870,332
Hyundai Auto Lease Securitization Trust(b)
Series 2016-C Class A2
03/15/2019	1.300%	4,624,003	4,617,724
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
1-month USD LIBOR + 0.900% 03/15/2021	2.377%	2,520,000	2,532,043
Kubota Credit Owner Trust(b)
Series 2016-1A Class A2
04/15/2019	1.250%	1,718,056	1,715,588
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/2019	1.150%	1,587,985	1,586,646
Series 2017-A Class A2A
08/15/2019	1.530%	20,014,912	19,981,549
MMAF Equipment Finance LLC(b)
Series 2017-AA Class A2
05/18/2020	1.730%	2,384,272	2,380,907
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(b)
Series 2017-T1 Class AT1
02/15/2051	3.214%	9,360,000	9,368,768
New York City Tax Lien Trust(b)
Series 2016-A Class A
11/10/2029	1.470%	970,386	964,904
NextGear Floorplan Master Owner Trust(a),(b)
Series 2017-2A Class A1
1-month USD LIBOR + 0.680% 10/17/2022	2.157%	4,985,000	4,993,855
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/2018	1.260%	2,837,083	2,834,262
Nissan Auto Receivables Owner Trust(a)
Series 2015-A Class A1
1-month USD LIBOR + 0.400% 01/15/2020	1.877%	1,875,000	1,875,243
Nissan Master Owner Trust Receivables(a)
Series 2017-A Class A
1-month USD LIBOR + 0.310% 04/15/2021	1.787%	21,325,000	21,351,469
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	2.683%	7,000,000	7,090,440
Octagon Investment Partners XXII Ltd.(a),(b),(d)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% 01/22/2030	2.500%	45,625,000	45,625,000
Ocwen Master Advance Receivables Trust(b)
Series 2016-T1 Class AT1
08/17/2048	2.521%	13,100,000	13,079,531
Series 2017-T1 Class AT1
09/15/2048	2.499%	5,530,000	5,534,133

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Direct Auto Receivables Trust(b)
Series 2016-1A Class A
01/15/2021	2.040%	1,377,625	1,377,345
OneMain Financial Issuance Trust(b)
Series 2015-1A Class A
03/18/2026	3.190%	8,005,000	8,045,665
Series 2015-2A Class A
07/18/2025	2.570%	8,285,523	8,279,272
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.563%	1,962,500	1,987,177
OZLM XXI(a),(b),(c),(d),(e)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.500%	31,700,000	31,700,000
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.750%	20,000,000	20,000,000
Prosper Marketplace Issuance Trust(b)
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	2,000,000	2,014,301
Sierra Timeshare Receivables Funding LLC(b)
Series 2016-2A Class A
07/20/2033	2.330%	2,753,862	2,731,052
SoFi Professional Loan Program(b),(c),(f),(g)
Series 2017-A Class R
03/26/2040	0.000%	50,000	3,325,000
SoFi Professional Loan Program LLC(b),(c),(e),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	5	2,853,330
Series 2016-A Class RIO
01/25/2038	0.000%	8	2,352,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	3,792,000
Series 2016-B Class RC
04/25/2037	0.000%	2	945,000
SoFi Professional Loan Program LLC(b)
Series 2016-A
12/26/2036	2.760%	7,820,887	7,813,568
Springleaf Funding Trust(b)
Series 2016-AA Class A
11/15/2029	2.900%	15,390,000	15,412,679
SPS Servicer Advance Receivables Trust(b)
Series 2016-T2 Class AT2
11/15/2049	2.750%	13,100,000	13,033,704
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stewart Park CLO Ltd.(a),(b),(c),(d)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% 01/15/2030	0.000%	7,250,000	7,250,000
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% 01/15/2030	0.000%	11,171,429	11,171,429
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	2.109%	3,419,618	3,422,850
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	13,020,000	13,002,814
TAL Advantage V LLC(b)
Series 2014-2A Class A1
05/20/2039	1.700%	240,779	240,364
Toyota Auto Receivables Owner Trust(a)
Series 2017-B Class A2B
1-month USD LIBOR + 0.060% 01/15/2020	1.537%	7,200,000	7,200,223
Volvo Financial Equipment LLC(b)
Series 2015-1A Class A3
06/17/2019	1.510%	809,422	808,777
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	2.809%	11,000,000	11,071,258
VSE VOI Mortgage LLC(b)
Series 2016-A Class A
07/20/2033	2.540%	7,023,353	6,963,584
Wells Fargo Dealer Floorplan Master Note Trust(a)
Series 2015-1 Class A
1-month USD LIBOR + 0.500% 01/20/2020	2.001%	13,625,000	13,628,109
Wheels SPV 2 LLC(b)
Series 2015-1A Class A2
04/22/2024	1.270%	526,730	526,211
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/2023	2.150%	7,245,000	7,238,178
Series 2015-B Class A
06/17/2024	2.550%	16,775,000	16,840,236
World Omni Auto Receivables Trust
Series 2017-A Class A2A
08/17/2020	1.500%	17,833,032	17,793,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	55

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Omni Automobile Lease Securitization Trust
Series 2015-A Class A3
10/15/2018	1.540%	2,950,715	2,950,190
Total Asset-Backed Securities — Non-Agency (Cost $1,103,520,723)			1,102,682,101

Commercial Mortgage-Backed Securities - Agency 2.1%

Federal Home Loan Mortgage Corp.
Series K026 Class A2
11/25/2022	2.510%	8,850,000	8,891,520
Series K027 Class A2
01/25/2023	2.637%	7,212,400	7,271,210
Series K722 Class A2
03/25/2023	2.406%	5,200,000	5,182,223
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(h)
Series 2017-K070 Class A2
11/25/2027	3.303%	26,735,000	27,654,548
Federal National Mortgage Association(h)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	52,500,000	53,025,976
Total Commercial Mortgage-Backed Securities - Agency (Cost $102,056,388)			102,025,477

Commercial Mortgage-Backed Securities - Non-Agency 4.7%

American Homes 4 Rent Trust(b)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,377,275	2,458,565
Series 2015-SFR2 Class A
10/17/2045	3.732%	6,892,728	7,153,278
CGGS Commercial Mortgage Trust(b)
Series 2016-RNDA Class AFX
02/10/2033	2.757%	6,161,402	6,160,789
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% 11/15/2036	0.000%	18,000,000	18,028,096
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	0.000%	24,100,000	24,167,538
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/10/2023	3.928%	16,585,000	17,468,388
Series 2013-CR8 Class A4
06/10/2046	3.334%	5,270,000	5,403,855
Series 2015-LC19 Class A4
02/10/2048	3.183%	710,000	717,500
Credit Suisse Mortgage Capital Certificates OA LLC(b)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	5,365,000	4,785,767
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	3,000,000	2,537,425
Credit Suisse Mortgage Capital Certificates Trust
Series 2016-NXSR Class A4
12/15/2049	3.795%	15,000,000	15,576,966
DBUBS Mortgage Trust(b)
Series 2011-LC2A Class A4
07/10/2044	4.537%	17,780,000	18,725,585
Series 2017-BRBK Class A
10/10/2034	3.452%	6,800,000	6,942,396
General Electric Capital Assurance Co.(b)
Series 2003-1 Class A5
05/12/2035	5.743%	1,713,910	1,745,294
Hilton U.S.A. Trust(b)
Series 2016-HHV Class A
11/05/2038	3.719%	8,300,000	8,549,032
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	2,000,000	2,049,045
Hilton U.S.A. Trust(b),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	7,000,000	5,552,689
Houston Galleria Mall Trust(b)
Series 2015-HGLR Class A1A2
03/05/2037	3.087%	5,200,000	5,135,799
Invitation Homes Trust(a),(b)
Subordinated, Series 2015-SFR2 Class E
1-month USD LIBOR + 3.150% 06/17/2032	4.628%	1,250,000	1,262,086
Subordinated, Series 2015-SFR2 Class F
1-month USD LIBOR + 3.700% 06/17/2032	5.178%	5,100,000	5,157,028
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	9,060,000	9,652,537
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A4
01/15/2046	3.994%	12,680,000	13,420,385
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	4,857,967	5,199,612
Morgan Stanley Capital I Trust(b)
Series 2014-150E Class A
09/09/2032	3.912%	6,495,000	6,819,616
Progress Residential Trust(b)
Series 2017-SFR1 Class A
08/17/2034	2.768%	10,342,243	10,233,034
Rialto Real Estate Fund LLC(b)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	2,616,016	2,616,016

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	5,350,000	5,368,840
Series 2013-C5 Class A4
03/10/2046	3.185%	14,266,000	14,523,489
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	3,670,000	3,645,247
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $232,029,786)			231,055,897

Corporate Bonds & Notes 32.4%

Aerospace & Defense 0.7%
Bombardier, Inc.(b)
12/01/2021	8.750%	344,000	377,639
12/01/2024	7.500%	162,000	164,430
Lockheed Martin Corp.
12/15/2042	4.070%	4,094,000	4,331,624
09/15/2052	4.090%	5,090,000	5,326,425
Northrop Grumman Corp.
01/15/2025	2.930%	11,960,000	11,878,899
01/15/2028	3.250%	7,430,000	7,442,728
10/15/2047	4.030%	1,705,000	1,779,521
TransDigm, Inc.
06/15/2026	6.375%	1,202,000	1,212,152
Total			32,513,418
Automotive 0.4%
Delphi Technologies PLC(b)
10/01/2025	5.000%	333,000	337,326
Ford Motor Co.
02/01/2029	6.375%	3,333,000	3,907,153
Schaeffler Finance BV(b)
05/15/2023	4.750%	15,965,000	16,413,249
Total			20,657,728
Banking 8.9%
Ally Financial, Inc.
09/30/2024	5.125%	552,000	601,144
Bank of America Corp.(i)
12/31/2049	8.125%	9,565,000	9,721,034
Junior Subordinated
12/31/2049	8.000%	29,721,000	29,849,959
Bank of America Corp.
Subordinated
01/22/2025	4.000%	2,685,000	2,790,048
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	5,275,000	5,510,165
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barclays PLC
Subordinated
05/12/2026	5.200%	8,595,000	9,175,970
Capital One Financial Corp.
05/12/2020	2.500%	13,110,000	13,100,377
Citigroup, Inc.(i)
Junior Subordinated
12/31/2049	5.800%	48,597,000	50,356,309
Citigroup, Inc.
Subordinated
08/25/2036	6.125%	1,663,000	2,090,803
Discover Financial Services
04/27/2022	5.200%	5,900,000	6,346,571
First Maryland Capital I(a)
Junior Subordinated
3-month USD LIBOR + 1.000% 01/15/2027	2.359%	7,174,000	6,797,537
HBOS PLC(b)
Subordinated
05/21/2018	6.750%	15,545,000	15,796,596
HSBC Holdings PLC(i)
Junior Subordinated
12/31/2049	6.000%	16,795,000	17,678,249
JPMorgan Chase & Co.(i)
02/01/2028	3.782%	7,075,000	7,323,757
Junior Subordinated
04/29/2049	7.900%	41,453,000	42,007,475
12/31/2049	5.300%	14,475,000	15,040,871
JPMorgan Chase & Co.(a)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	2.331%	33,684,000	30,643,211
KeyCorp Capital I(a)
Junior Subordinated
3-month USD LIBOR + 0.740% 07/01/2028	2.435%	13,901,000	12,948,782
Lloyds Banking Group PLC
Subordinated
12/10/2025	4.582%	45,803,000	48,107,349
Santander UK Group Holdings PLC(b)
Subordinated
09/15/2025	4.750%	12,199,000	12,831,701
09/15/2045	5.625%	5,571,000	6,728,749
State Street Corp.(a)
3-month USD LIBOR + 1.000% 06/15/2047	2.589%	17,559,000	15,837,007
SunTrust Capital I(a)
Junior Subordinated
3-month USD LIBOR + 0.670% 05/15/2027	2.086%	16,890,000	15,621,189

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	57

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunTrust Capital III(a)
Junior Subordinated
3-month USD LIBOR + 0.650% 03/15/2028	2.239%	7,298,000	6,665,833
Synovus Financial Corp.(i)
Subordinated
12/15/2025	5.750%	8,428,000	8,945,108
Wachovia Capital Trust II(a)
Junior Subordinated
3-month USD LIBOR + 0.500% 01/15/2027	1.859%	9,926,000	9,257,494
Wells Fargo & Co.
10/23/2026	3.000%	9,035,000	8,856,215
Wells Fargo & Co.(i)
Junior Subordinated
03/29/2049	7.980%	25,092,000	25,349,820
Total			435,979,323
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(b)
07/15/2025	6.875%	649,000	654,315
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(b)
12/15/2023	5.750%	719,000	759,086
Beacon Escrow Corp.(b)
11/01/2025	4.875%	724,000	727,852
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	351,000	373,425
Core & Main LP(b)
08/15/2025	6.125%	166,000	168,575
HD Supply, Inc.(b)
04/15/2024	5.750%	470,000	499,362
Total			2,528,300
Cable and Satellite 0.5%
Altice US Finance I Corp.(b)
05/15/2026	5.500%	928,000	946,902
CCO Holdings LLC/Capital Corp.(b)
05/01/2027	5.875%	1,258,000	1,294,176
Charter Communications Operating LLC/Capital
03/15/2028	4.200%	12,400,000	12,285,821
10/23/2045	6.484%	880,000	1,030,689
CSC Holdings LLC(b)
10/15/2025	6.625%	1,081,000	1,168,638
DISH DBS Corp.
07/01/2026	7.750%	1,194,000	1,260,330
Radiate HoldCo LLC/Finance, Inc.(b)
02/15/2025	6.625%	221,000	211,477
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sirius XM Radio, Inc.(b)
04/15/2025	5.375%	294,000	306,178
08/01/2027	5.000%	407,000	407,953
Time Warner Cable LLC
05/01/2037	6.550%	370,000	432,684
07/01/2038	7.300%	365,000	456,354
Time Warner Entertainment Co. LP
07/15/2033	8.375%	250,000	342,288
Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/2025	5.000%	1,080,000	1,109,986
Videotron Ltd.(b)
04/15/2027	5.125%	320,000	333,412
Virgin Media Finance PLC(b)
01/15/2025	5.750%	290,000	293,780
Virgin Media Secured Finance PLC(b)
01/15/2026	5.250%	754,000	767,083
Ziggo Secured Finance BV(b)
01/15/2027	5.500%	725,000	721,865
Total			23,369,616
Chemicals 0.4%
Angus Chemical Co.(b)
02/15/2023	8.750%	340,000	347,353
Atotech U.S.A., Inc.(b)
02/01/2025	6.250%	485,000	497,784
Axalta Coating Systems LLC(b)
08/15/2024	4.875%	573,000	602,376
Chemours Co. (The)
05/15/2023	6.625%	434,000	458,596
INEOS Group Holdings SA(b)
08/01/2024	5.625%	332,000	345,416
Koppers, Inc.(b)
02/15/2025	6.000%	244,000	259,100
LYB International Finance BV
07/15/2043	5.250%	2,960,000	3,446,399
LYB International Finance II BV
03/02/2027	3.500%	7,980,000	8,014,729
LyondellBasell Industries NV
04/15/2024	5.750%	4,269,000	4,858,925
Platform Specialty Products Corp.(b)
12/01/2025	5.875%	343,000	339,721
PQ Corp.(b)
11/15/2022	6.750%	680,000	729,526
12/15/2025	5.750%	684,000	695,209
Total			20,595,134

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.0%
Ritchie Bros. Auctioneers, Inc.(b)
01/15/2025	5.375%	216,000	222,272
United Rentals North America, Inc.
09/15/2026	5.875%	673,000	720,550
05/15/2027	5.500%	554,000	583,202
Total			1,526,024
Consumer Cyclical Services 0.3%
Amazon.com, Inc.(b)
02/22/2023	2.400%	12,525,000	12,406,175
APX Group, Inc.
12/01/2022	7.875%	262,000	280,336
09/01/2023	7.625%	136,000	143,480
IHS Markit Ltd.(b)
03/01/2026	4.000%	111,000	111,367
Interval Acquisition Corp.
04/15/2023	5.625%	510,000	531,164
Total			13,472,522
Consumer Products 0.1%
Mattel, Inc.(b)
12/31/2025	6.750%	456,000	461,649
Prestige Brands, Inc.(b)
03/01/2024	6.375%	365,000	380,434
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	592,000	627,039
12/15/2026	5.250%	128,000	134,908
Spectrum Brands, Inc.
07/15/2025	5.750%	463,000	487,019
Springs Industries, Inc.
06/01/2021	6.250%	382,000	390,178
Valvoline, Inc.
08/15/2025	4.375%	319,000	321,365
Total			2,802,592
Diversified Manufacturing 0.9%
Gates Global LLC/Co.(b)
07/15/2022	6.000%	580,000	593,238
General Electric Co.(i)
Junior Subordinated
12/31/2049	5.000%	42,618,000	44,004,534
SPX FLOW, Inc.(b)
08/15/2024	5.625%	232,000	243,905
TriMas Corp.(b)
10/15/2025	4.875%	51,000	51,263
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(b)
06/15/2023	9.875%	387,000	435,476
Total			45,328,416
Electric 3.7%
AES Corp.
09/01/2027	5.125%	245,000	258,349
Calpine Corp.
01/15/2025	5.750%	200,000	189,499
Calpine Corp.(b)
06/01/2026	5.250%	137,000	134,247
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	3,329,000	4,158,777
CMS Energy Corp.
03/01/2024	3.875%	3,330,000	3,479,997
02/15/2027	2.950%	195,000	187,494
08/15/2027	3.450%	2,770,000	2,792,329
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	9,180,000	9,629,306
DTE Energy Co.
10/01/2026	2.850%	22,932,000	22,028,594
Duke Energy Corp.
08/15/2027	3.150%	10,655,000	10,576,750
Duke Energy Progress LLC
03/30/2044	4.375%	2,180,000	2,462,221
09/15/2047	3.600%	2,870,000	2,881,672
Duke Energy Progress, Inc.
08/15/2045	4.200%	3,777,000	4,171,126
Dynegy, Inc.
11/01/2024	7.625%	165,000	177,622
Dynegy, Inc.(b)
01/30/2026	8.125%	194,000	212,111
E.ON International Finance BV(b)
04/30/2038	6.650%	3,820,000	5,063,849
Emera U.S. Finance LP
06/15/2046	4.750%	15,391,000	16,906,890
Enel Finance International NV(b)
05/25/2047	4.750%	5,755,000	6,247,196
Exelon Corp.
04/15/2046	4.450%	3,100,000	3,360,189
Indiana Michigan Power Co.
07/01/2047	3.750%	2,302,000	2,338,947
Jersey Central Power & Light Co.
06/01/2037	6.150%	4,891,000	6,041,681
NextEra Energy Capital Holdings, Inc.(i)
Junior Subordinated
12/01/2077	4.800%	4,654,000	4,670,052

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	59

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(b)
09/15/2027	4.500%	373,000	373,276
NRG Energy, Inc.
01/15/2027	6.625%	368,000	390,080
NRG Energy, Inc.(b)
01/15/2028	5.750%	148,000	149,511
NRG Yield Operating LLC
08/15/2024	5.375%	712,000	736,647
09/15/2026	5.000%	199,000	203,202
Pacific Gas & Electric Co.(b)
12/01/2027	3.300%	18,400,000	18,248,660
12/01/2047	3.950%	11,735,000	11,761,897
Pacific Gas & Electric Co.
03/01/2034	6.050%	7,071,000	8,916,941
Pattern Energy Group, Inc.(b)
02/01/2024	5.875%	471,000	497,216
Pennsylvania Electric Co.(b)
03/15/2028	3.250%	3,710,000	3,653,322
Southern Co. (The)
07/01/2026	3.250%	13,151,000	12,922,501
07/01/2036	4.250%	2,260,000	2,376,847
TerraForm Power Operating LLC(b)
01/31/2028	5.000%	392,000	387,841
Toledo Edison Co. (The)
05/15/2037	6.150%	2,785,000	3,583,465
WEC Energy Group, Inc.
06/15/2025	3.550%	1,606,000	1,646,354
Xcel Energy, Inc.
06/01/2025	3.300%	6,610,000	6,691,852
Total			180,508,510
Finance Companies 0.5%
Aircastle Ltd.
02/15/2022	5.500%	15,494,000	16,589,519
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	4,520,000	4,893,790
iStar, Inc.
04/01/2022	6.000%	274,000	284,267
Navient Corp.
06/15/2022	6.500%	751,000	788,681
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%	280,000	293,817
Quicken Loans, Inc.(b)
05/01/2025	5.750%	383,000	395,605
Springleaf Finance Corp.
03/15/2023	5.625%	323,000	323,727
Total			23,569,406
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.9%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	9,750,000	11,298,983
B&G Foods, Inc.
04/01/2025	5.250%	588,000	598,463
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	522,000	554,366
FAGE International SA/U.S.A. Dairy Industry, Inc.(b)
08/15/2026	5.625%	874,000	845,915
Kraft Heinz Foods Co.
06/01/2046	4.375%	9,585,000	9,493,808
Lamb Weston Holdings, Inc.(b)
11/01/2026	4.875%	493,000	514,611
Molson Coors Brewing Co.
07/15/2046	4.200%	12,096,000	12,341,742
Post Holdings, Inc.(b)
08/15/2026	5.000%	1,189,000	1,171,683
01/15/2028	5.625%	176,000	176,772
Tyson Foods, Inc.(a)
3-month USD LIBOR + 0.450% 08/21/2020	1.891%	5,245,000	5,254,546
Total			42,250,889
Gaming 0.1%
Boyd Gaming Corp.
05/15/2023	6.875%	292,000	309,598
Caesars Resort Collection LLC(b)
10/15/2025	5.250%	204,000	205,819
Eldorado Resorts, Inc.
04/01/2025	6.000%	386,000	404,518
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	460,000	492,548
International Game Technology PLC(b)
02/15/2022	6.250%	678,000	731,065
Jack Ohio Finance LLC/1 Corp.(b)
11/15/2021	6.750%	329,000	346,920
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	505,000	503,829
MGM Resorts International
03/15/2023	6.000%	415,000	448,956
09/01/2026	4.625%	339,000	341,990
Penn National Gaming, Inc.(b)
01/15/2027	5.625%	349,000	360,700
Rivers Pittsburgh Borrower LP/Finance Corp.(b)
08/15/2021	6.125%	310,000	308,451
Scientific Games International, Inc.
12/01/2022	10.000%	530,000	581,704

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(b)
10/15/2025	5.000%	177,000	177,852
Tunica-Biloxi Gaming Authority(b),(c),(e)
12/15/2020	3.780%	234,385	63,720
Wynn Las Vegas LLC/Capital Corp.(b)
05/15/2027	5.250%	239,000	242,539
Total			5,520,209
Health Care 1.1%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	322,000	334,880
Amsurg Corp.
07/15/2022	5.625%	183,000	185,476
Becton Dickinson and Co.(a)
3-month USD LIBOR + 1.030% 06/06/2022	2.539%	10,234,000	10,277,505
Becton Dickinson and Co.
05/15/2044	4.875%	5,060,000	5,402,263
Cardinal Health, Inc.
06/15/2047	4.368%	5,810,000	5,787,881
Change Healthcare Holdings LLC/Finance, Inc.(b)
03/01/2025	5.750%	242,000	242,193
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	339,000	194,797
03/31/2023	6.250%	307,000	276,475
DaVita, Inc.
07/15/2024	5.125%	285,000	289,325
Envision Healthcare Corp.(b)
12/01/2024	6.250%	9,000	9,311
Express Scripts Holding Co.
07/15/2046	4.800%	9,119,000	9,698,239
HCA, Inc.
04/15/2025	5.250%	1,800,000	1,910,525
Hill-Rom Holdings, Inc.(b)
02/15/2025	5.000%	341,000	347,502
Hologic, Inc.(b)
10/15/2025	4.375%	82,000	83,135
MEDNAX, Inc.(b)
12/01/2023	5.250%	124,000	126,424
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	12,885,000	13,619,458
MPH Acquisition Holdings LLC(b)
06/01/2024	7.125%	549,000	586,743
Polaris Intermediate Corp. PIK(b)
12/01/2022	8.500%	166,000	171,873
Quintiles IMS, Inc.(b)
10/15/2026	5.000%	177,000	181,735
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sterigenics-Nordion Holdings LLC(b)
05/15/2023	6.500%	467,000	486,125
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	90,000	84,965
Team Health Holdings, Inc.(b)
02/01/2025	6.375%	260,000	231,261
Teleflex, Inc.
11/15/2027	4.625%	161,000	162,472
Tenet Healthcare Corp.(b)
07/15/2024	4.625%	482,000	470,853
05/01/2025	5.125%	257,000	252,495
08/01/2025	7.000%	376,000	355,719
Total			51,769,630
Healthcare Insurance 0.0%
Centene Corp.
01/15/2025	4.750%	282,000	286,454
Molina Healthcare, Inc.(b)
06/15/2025	4.875%	95,000	95,011
WellCare Health Plans, Inc.
04/01/2025	5.250%	331,000	350,938
Total			732,403
Home Construction 0.0%
CalAtlantic Group, Inc.
11/15/2024	5.875%	356,000	395,298
Lennar Corp.(b)
11/29/2027	4.750%	266,000	273,694
Meritage Homes Corp.
04/01/2022	7.000%	439,000	496,272
Taylor Morrison Communities, Inc./Holdings II(b)
04/15/2023	5.875%	311,000	328,109
Total			1,493,373
Independent Energy 0.7%
Callon Petroleum Co.
10/01/2024	6.125%	317,000	327,161
Canadian Natural Resources Ltd.
06/30/2033	6.450%	1,795,000	2,184,228
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	487,000	502,987
Centennial Resource Production LLC(b)
01/15/2026	5.375%	103,000	104,644
Continental Resources, Inc.
04/15/2023	4.500%	386,000	393,019
06/01/2024	3.800%	5,814,000	5,740,319
CrownRock LP/Finance, Inc.(b)
10/15/2025	5.625%	491,000	492,756

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	61

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamondback Energy, Inc.
11/01/2024	4.750%	215,000	216,901
05/31/2025	5.375%	6,462,000	6,660,202
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2026	5.500%	45,000	45,815
01/30/2028	5.750%	199,000	204,208
Extraction Oil & Gas, Inc.(b)
05/15/2024	7.375%	258,000	274,770
Extraction Oil & Gas, Inc./Finance Corp.(b)
07/15/2021	7.875%	140,000	147,892
Halcon Resources Corp.(b)
02/15/2025	6.750%	214,000	222,771
Hess Corp.
03/15/2033	7.125%	5,979,000	7,212,013
02/15/2041	5.600%	1,965,000	2,113,495
04/01/2047	5.800%	3,975,000	4,418,936
Laredo Petroleum, Inc.
03/15/2023	6.250%	720,000	749,195
Parsley Energy LLC/Finance Corp.(b)
08/15/2025	5.250%	800,000	803,639
10/15/2027	5.625%	185,000	187,943
PDC Energy, Inc.
09/15/2024	6.125%	481,000	497,160
QEP Resources, Inc.
03/01/2026	5.625%	84,000	85,080
RSP Permian, Inc.
01/15/2025	5.250%	977,000	1,001,074
SM Energy Co.
09/15/2026	6.750%	579,000	596,304
WPX Energy, Inc.
01/15/2022	6.000%	385,000	403,456
09/15/2024	5.250%	203,000	202,405
Total			35,788,373
Integrated Energy 0.5%
Cenovus Energy, Inc.
11/15/2039	6.750%	19,285,000	23,118,684
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(b)
04/15/2027	5.375%	323,000	340,231
Live Nation Entertainment, Inc.(b)
11/01/2024	4.875%	227,000	233,256
LTF Merger Sub, Inc.(b)
06/15/2023	8.500%	204,000	215,977
Total			789,464
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 1.5%
Brighthouse Financial, Inc.(b)
06/22/2047	4.700%	9,785,000	9,974,418
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/15/2065	4.500%	2,355,000	2,509,855
MetLife, Inc.(b),(i)
Junior Subordinated
04/08/2068	9.250%	14,649,000	21,574,974
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
09/30/2047	3.850%	7,270,000	7,373,379
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	5,595,000	5,763,415
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	2,435,000	2,798,266
05/15/2047	4.270%	10,325,000	10,938,605
Voya Financial, Inc.
06/15/2026	3.650%	6,161,000	6,230,342
06/15/2046	4.800%	3,201,000	3,552,201
Total			70,715,455
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	533,000	539,473
Media and Entertainment 0.1%
Discovery Communications LLC
09/20/2047	5.200%	1,554,000	1,619,346
Match Group, Inc.
06/01/2024	6.375%	695,000	753,281
Match Group, Inc.(b)
12/15/2027	5.000%	43,000	43,503
Netflix, Inc.
11/15/2026	4.375%	797,000	781,573
Netflix, Inc.(b)
04/15/2028	4.875%	481,000	470,217
Nielsen Luxembourg SARL(b)
02/01/2025	5.000%	331,000	343,740
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	563,000	594,023
Univision Communications, Inc.(b)
02/15/2025	5.125%	244,000	238,149
Total			4,843,832

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.3%
BHP Billiton Finance U.S.A. Ltd.(b),(i)
Junior Subordinated
10/19/2075	6.750%	9,860,000	11,527,060
Big River Steel LLC/Finance Corp.(b)
09/01/2025	7.250%	331,000	349,112
Constellium NV(b)
05/15/2024	5.750%	780,000	794,112
02/15/2026	5.875%	145,000	147,538
Freeport-McMoRan, Inc.
03/15/2023	3.875%	284,000	282,813
11/14/2024	4.550%	240,000	243,865
03/15/2043	5.450%	320,000	318,783
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(b)
12/15/2023	7.375%	174,000	186,932
HudBay Minerals, Inc.(b)
01/15/2025	7.625%	448,000	488,325
Novelis Corp.(b)
09/30/2026	5.875%	472,000	482,730
Teck Resources Ltd.
07/15/2041	6.250%	872,000	992,862
Total			15,814,132
Midstream 2.2%
Andeavor Logistics LP/Tesoro Finance Corp.
05/01/2024	6.375%	222,000	241,342
01/15/2025	5.250%	798,000	838,836
Delek Logistics Partners LP(b)
05/15/2025	6.750%	297,000	298,439
El Paso LLC
01/15/2032	7.750%	2,945,000	3,798,823
Enbridge, Inc.(i)
Subordinated
07/15/2077	5.500%	16,636,000	16,566,961
Energy Transfer Equity LP
06/01/2027	5.500%	931,000	948,320
Enterprise Products Operating LLC(a)
Junior Subordinated
3-month USD LIBOR + 3.708% 08/01/2066	5.084%	10,946,000	10,948,572
Enterprise Products Operating LLC(i)
Junior Subordinated
08/16/2077	5.250%	23,355,000	23,123,202
Holly Energy Partners LP/Finance Corp.(b)
08/01/2024	6.000%	70,000	73,276
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
03/15/2032	7.750%	2,073,000	2,648,268
01/15/2038	6.950%	715,000	890,781
11/15/2040	7.500%	2,770,000	3,535,451
Kinder Morgan, Inc.
02/15/2046	5.050%	12,880,000	13,326,781
NGPL PipeCo LLC(b)
08/15/2022	4.375%	136,000	138,565
08/15/2027	4.875%	164,000	169,975
NuStar Logistics LP
04/28/2027	5.625%	328,000	333,834
Plains All American Pipeline LP(i)
Junior Subordinated
12/30/2049	6.125%	7,565,000	7,569,214
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	4,395,000	4,378,220
06/01/2042	5.150%	5,728,000	5,592,206
02/15/2045	4.900%	680,000	652,184
Tallgrass Energy Partners LP/Finance Corp.(b)
01/15/2028	5.500%	361,000	364,321
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,240,000	1,270,877
TransCanada Trust(i)
Junior Subordinated
08/15/2076	5.875%	9,238,000	10,028,939
Total			107,737,387
Natural Gas 0.9%
Boston Gas Co.(b)
08/01/2027	3.150%	4,782,000	4,747,197
KeySpan Corp.
11/15/2030	8.000%	2,020,000	2,749,576
NiSource Finance Corp.
02/15/2023	3.850%	4,755,000	4,934,306
05/15/2047	4.375%	12,320,000	13,494,367
Sempra Energy
11/15/2020	2.850%	10,845,000	10,941,130
11/15/2025	3.750%	7,365,000	7,582,304
06/15/2027	3.250%	637,000	632,159
Total			45,081,039
Oil Field Services 0.4%
Noble Holding International Ltd.(i)
03/16/2018	5.750%	19,398,000	19,436,059
SESI LLC(b)
09/15/2024	7.750%	80,000	84,811

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	63

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.
06/15/2023	8.250%	385,000	387,154
08/01/2036	6.500%	65,000	54,158
Total			19,962,182
Other Industry 0.5%
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	254,000	260,364
Massachusetts Institute of Technology
07/01/2114	4.678%	8,474,000	9,857,813
07/01/2116	3.885%	3,080,000	3,073,655
President and Fellows of Harvard College
07/15/2046	3.150%	2,959,000	2,889,949
07/15/2056	3.300%	6,615,000	6,477,606
Total			22,559,387
Other REIT 0.0%
CyrusOne LP/Finance Corp.(b)
03/15/2024	5.000%	276,000	286,565
03/15/2024	5.000%	38,000	39,541
03/15/2027	5.375%	53,000	55,609
Total			381,715
Packaging 0.0%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(b)
02/15/2025	6.000%	1,090,000	1,149,057
Multi-Color Corp.(b)
11/01/2025	4.875%	325,000	326,253
Novolex (b)
01/15/2025	6.875%	186,000	192,545
Reynolds Group Issuer, Inc./LLC(b)
07/15/2024	7.000%	320,000	343,482
Total			2,011,337
Pharmaceuticals 1.0%
Allergan Funding SCS
03/15/2025	3.800%	13,116,000	13,348,783
Amgen, Inc.
05/01/2045	4.400%	3,630,000	3,937,047
06/15/2048	4.563%	5,331,000	5,958,800
Catalent Pharma Solutions, Inc.(b)
01/15/2026	4.875%	61,000	61,163
Gilead Sciences, Inc.
09/20/2019	1.850%	5,040,000	5,019,311
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/2023	6.375%	704,000	710,944
Johnson & Johnson
12/05/2033	4.375%	4,343,000	4,982,285
03/03/2037	3.625%	6,115,000	6,455,489
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teva Pharmaceutical Finance Co. BV
12/18/2022	2.950%	5,230,000	4,691,137
Teva Pharmaceutical Finance III BV
10/01/2026	3.150%	2,614,000	2,158,730
Valeant Pharmaceuticals International, Inc.(b)
03/15/2024	7.000%	227,000	244,157
04/15/2025	6.125%	1,306,000	1,199,797
11/01/2025	5.500%	260,000	265,393
12/15/2025	9.000%	23,000	23,982
Total			49,057,018
Property & Casualty 0.6%
Chubb Corp. (The)(a)
Junior Subordinated
3-month USD LIBOR + 2.250% 04/15/2037	3.609%	13,111,000	12,951,151
CNA Financial Corp.
08/15/2027	3.450%	9,946,000	9,797,974
HUB International Ltd.(b)
10/01/2021	7.875%	1,053,000	1,097,379
Liberty Mutual Group, Inc.(b)
05/01/2042	6.500%	2,447,000	3,289,301
Loews Corp.
05/15/2043	4.125%	3,134,000	3,237,685
Total			30,373,490
Railroads 0.3%
CSX Corp.
05/30/2042	4.750%	2,780,000	3,119,797
11/01/2066	4.250%	9,585,000	9,672,482
Total			12,792,279
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(b)
05/15/2024	4.250%	434,000	433,563
10/15/2025	5.000%	157,000	159,460
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
06/01/2026	5.250%	457,000	482,159
Total			1,075,182
Retail REIT 0.1%
Kimco Realty Corp.
03/01/2024	2.700%	7,029,000	6,802,301
Retailers 0.2%
CVS Pass-Through Trust(b)
01/10/2036	4.704%	3,574,082	3,759,820
08/11/2036	4.163%	4,441,823	4,467,084
L Brands, Inc.
11/01/2035	6.875%	513,000	518,979

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lithia Motors, Inc.(b)
08/01/2025	5.250%	70,000	73,115
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	2,998,000	2,435,302
Penske Automotive Group, Inc.
12/01/2024	5.375%	380,000	386,441
Total			11,640,741
Supermarkets 0.2%
Kroger Co. (The)
04/15/2042	5.000%	3,154,000	3,340,357
01/15/2048	4.650%	7,716,000	7,931,431
Total			11,271,788
Technology 2.0%
Apple, Inc.
09/12/2027	2.900%	7,337,000	7,239,990
09/12/2047	3.750%	4,095,000	4,195,340
Ascend Learning LLC(b)
08/01/2025	6.875%	124,000	127,869
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/2027	3.875%	41,990,000	41,424,521
Camelot Finance SA(b)
10/15/2024	7.875%	647,000	690,281
CDK Global, Inc.(b)
06/01/2027	4.875%	150,000	151,797
Cisco Systems, Inc.(a)
3-month USD LIBOR + 0.340% 09/20/2019	1.966%	12,395,000	12,451,187
Equinix, Inc.
01/15/2026	5.875%	1,125,000	1,209,870
First Data Corp.(b)
12/01/2023	7.000%	1,095,000	1,158,312
Gartner, Inc.(b)
04/01/2025	5.125%	716,000	745,793
Informatica LLC(b)
07/15/2023	7.125%	334,000	342,426
Iron Mountain, Inc.(b)
03/15/2028	5.250%	830,000	827,997
Oracle Corp.
11/15/2027	3.250%	14,610,000	14,858,282
11/15/2047	4.000%	6,270,000	6,666,577
PTC, Inc.
05/15/2024	6.000%	451,000	478,584
Qualitytech LP/QTS Finance Corp.(b)
11/15/2025	4.750%	277,000	279,643
Sensata Technologies UK Financing Co. PLC(b)
02/15/2026	6.250%	314,000	341,544
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Solera LLC/Finance, Inc.(b)
03/01/2024	10.500%	13,000	14,671
Symantec Corp.(b)
04/15/2025	5.000%	714,000	743,313
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	6.750%	285,000	288,043
Vantiv LLC/Vanity Issuer Corp.(b)
11/15/2025	4.375%	120,000	121,578
VeriSign, Inc.
05/01/2023	4.625%	475,000	488,464
07/15/2027	4.750%	457,000	467,232
Total			95,313,314
Tobacco 0.3%
BAT Capital Corp.(b)
08/14/2020	2.297%	13,110,000	13,034,172
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/2025	5.250%	439,000	434,775
ERAC U.S.A. Finance LLC(b)
12/01/2026	3.300%	8,985,000	8,937,541
03/15/2042	5.625%	4,395,000	5,207,284
11/01/2046	4.200%	2,711,000	2,654,638
FedEx Corp.
04/01/2046	4.550%	6,630,000	7,269,841
Hertz Corp. (The)(b)
06/01/2022	7.625%	233,000	245,434
Total			24,749,513
Wireless 0.4%
SBA Communications Corp.
09/01/2024	4.875%	972,000	999,464
SFR Group SA(b)
05/01/2026	7.375%	1,088,000	1,113,368
Sprint Corp.
02/15/2025	7.625%	1,118,000	1,168,366
Sprint Spectrum Co. I/II/III LLC(b)
09/20/2021	3.360%	15,030,000	15,117,159
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	882,000	962,986
Wind Tre SpA(b)
01/20/2026	5.000%	284,000	271,741
Total			19,633,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	65

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.1%
AT&T, Inc.
03/01/2037	5.250%	8,091,000	8,566,200
08/14/2037	4.900%	6,220,000	6,292,948
08/14/2058	5.300%	4,505,000	4,523,074
CenturyLink, Inc.
03/15/2022	5.800%	90,000	88,144
12/01/2023	6.750%	610,000	598,705
Deutsche Telekom International Finance BV
06/01/2032	9.250%	1,850,000	2,931,340
Frontier Communications Corp.
09/15/2025	11.000%	696,000	511,916
Level 3 Financing, Inc.
05/01/2025	5.375%	385,000	384,377
Telecom Italia Capital SA
09/30/2034	6.000%	147,000	164,395
Telecom Italia SpA(b)
05/30/2024	5.303%	514,000	550,981
Verizon Communications, Inc.
08/10/2033	4.500%	11,250,000	11,787,682
Zayo Group LLC/Capital, Inc.(b)
01/15/2027	5.750%	18,669,000	19,123,011
Total			55,522,773
Total Corporate Bonds & Notes (Cost $1,553,560,637)			1,585,879,923

Foreign Government Obligations(j) 0.7%

Argentina 0.1%
Argentine Republic Government International Bond
01/26/2027	6.875%	4,400,000	4,810,973
Canada 0.0%
NOVA Chemicals Corp.(b)
06/01/2024	4.875%	312,000	313,374
Mexico 0.3%
Mexico City Airport Trust(b)
04/30/2028	3.875%	5,000,000	4,949,090
Mexico Government International Bond
03/08/2044	4.750%	3,481,000	3,521,157
Petroleos Mexicanos(b)
03/13/2027	6.500%	3,916,000	4,293,592
Petroleos Mexicanos
09/21/2047	6.750%	2,220,000	2,325,086
Total			15,088,925
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama 0.1%
Panama Government International Bond
01/26/2036	6.700%	2,370,000	3,163,915
Peru 0.1%
Peruvian Government International Bond
03/14/2037	6.550%	4,575,000	6,210,988
Philippines 0.0%
Philippine Government International Bond
10/23/2034	6.375%	925,000	1,240,074
Qatar 0.1%
Nakilat, Inc.(b)
12/31/2033	6.067%	3,552,000	4,145,635
Total Foreign Government Obligations (Cost $33,329,005)			34,973,884

Municipal Bonds 1.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	905,000	1,084,462
Series 2015B
01/01/2033	7.375%	660,000	763,607
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	2,195,000	2,339,321
Total			4,187,390
Sales Tax 0.1%
Central Puget Sound Regional Transit Authority
Revenue Bonds
Green Bonds
Series 2016S-1
11/01/2046	5.000%	3,890,000	5,418,498
Special Non Property Tax 0.2%
JobsOhio Beverage System
Taxable Revenue Bonds
Series 2013B
01/01/2035	4.532%	7,830,000	8,764,432

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.6%
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	7,520,000	9,151,238
10/01/2034	5.000%	17,485,000	21,210,354
Total			30,361,592
Water & Sewer 0.1%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	1,510,000	2,009,372
Total Municipal Bonds (Cost $47,692,416)			50,741,284

Preferred Debt 0.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.1%
State Street Corp.(i)
12/31/2049	5.350%	142,879	3,874,879
12/31/2049	5.900%	64,811	1,779,710
Total			5,654,589
Total Preferred Debt (Cost $5,535,485)			5,654,589

Residential Mortgage-Backed Securities - Agency(k) 21.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2024	8.000%	15,166	16,414
01/01/2025	9.000%	4,765	5,197
09/01/2028- 07/01/2037	6.000%	5,716,250	6,553,837
04/01/2030- 04/01/2032	7.000%	159,833	179,960
06/01/2033	5.500%	159,963	178,215
08/01/2045- 01/01/2046	3.500%	79,263,911	82,032,469
10/01/2045- 04/01/2046	4.000%	55,209,923	57,867,000
Federal Home Loan Mortgage Corp.(a),(l)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	4.423%	1,726,941	233,393
Residential Mortgage-Backed Securities - Agency(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	4.573%	3,773,311	672,931
CMO STRIPS Series 2012-278 Class S1
1-month USD LIBOR + 6.050% 09/15/2042	4.573%	9,659,268	1,670,454
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.493%	3,433,501	650,123
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	4.473%	3,459,299	655,763
Federal Home Loan Mortgage Corp.(l)
CMO Series 4176 Class BI
03/15/2043	3.500%	3,723,947	675,334
CMO Series 4182 Class DI
05/15/2039	3.500%	11,563,962	1,219,167
Federal Home Loan Mortgage Corp.(h),(l)
CMO Series 4620 Class AS
11/15/2042	1.753%	4,942,381	274,392
Federal National Mortgage Association
11/01/2021- 04/01/2022	8.000%	4,448	4,672
04/01/2023	8.500%	1,521	1,532
06/01/2024	9.000%	6,777	7,203
02/01/2027- 12/01/2043	3.000%	59,597,323	60,529,857
02/01/2027- 09/01/2031	7.500%	53,168	57,799
10/01/2028- 08/01/2035	6.000%	4,295,461	4,859,424
05/01/2029- 07/01/2038	7.000%	6,522,493	7,634,904
01/01/2031	2.500%	12,939,639	12,964,606
03/01/2033- 08/01/2034	5.500%	2,259,253	2,527,045
10/01/2040- 04/01/2047	4.500%	78,681,492	83,939,537
05/01/2041	5.000%	2,167,837	2,341,164
05/01/2043- 11/01/2046	3.500%	145,704,426	150,256,880
08/01/2046- 06/01/2047	4.000%	36,223,639	37,908,624
CMO Series 2017-72 Class B
09/25/2047	3.000%	42,634,466	43,012,672
Federal National Mortgage Association(d)
01/17/2033	2.500%	41,500,000	41,435,156
01/17/2033	3.000%	51,000,000	51,946,290
01/17/2033	3.500%	8,000,000	8,257,336
01/11/2048	4.000%	223,450,000	233,670,357
Federal National Mortgage Association(m)
08/01/2040	4.500%	5,399,846	5,788,751

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	67

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Agency(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(l)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	7,182,501	1,030,508
Federal National Mortgage Association(a),(l)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	4.348%	5,331,831	1,102,005
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.598%	6,595,654	1,190,820
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.448%	4,890,986	919,915
CMO Series 2017-8 Class SB
1-month USD LIBOR + 6.100% 02/25/2047	4.548%	4,643,850	777,966
CMO Series 416 Class S1
1-month USD LIBOR + 6.100% 11/25/2042	4.548%	5,133,640	932,121
Government National Mortgage Association(d)
01/22/2048	3.500%	149,000,000	154,028,750
Government National Mortgage Association(l)
CMO Series 2012-38 Class MI
03/20/2042	4.000%	11,096,386	2,034,773
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,687,370	1,062,437
Total Residential Mortgage-Backed Securities - Agency (Cost $1,063,403,612)			1,063,107,753

Residential Mortgage-Backed Securities - Non-Agency 11.6%

Ajax Mortgage Loan Trust(b)
CMO Series 2016-C Class A
10/25/2057	4.000%	2,068,339	2,077,723
CMO Series 2017-A Class A
04/25/2057	3.470%	8,701,003	8,731,546
Ajax Mortgage Loan Trust(b),(c)
Series 2017-B Class A
09/25/2056	3.163%	22,546,000	22,509,926
Angel Oak Mortgage Trust LLC(b)
CMO Series 2015-1
11/25/2045	4.500%	248,226	246,888
11/25/2045	5.500%	2,035,000	2,025,566
Angel Oak Mortgage Trust LLC(b),(c),(h)
Series 2017-3 Class A3
11/25/2047	2.986%	17,537,510	17,432,285
ASG Resecuritization Trust(b),(h)
CMO Series 2009-2 Class G70
05/24/2036	3.340%	1,575,834	1,574,607
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-2 Class G75
05/24/2036	3.340%	3,628,000	3,623,805
Bayview Opportunity Master Fund IIIa Trust(b)
CMO Series 2017-RN7 Class A1
09/28/2032	3.105%	3,017,190	3,019,255
Series 2017-RN8 Class A1
11/28/2032	3.352%	24,500,000	24,488,421
Bayview Opportunity Master Fund IIIb Trust(b)
CMO Series 2017-RN3 Class A1
05/28/2032	3.228%	3,582,124	3,585,181
Bayview Opportunity Master Fund IVA Trust(b)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,978,200	2,075,183
Bayview Opportunity Master Fund IVb Trust(b),(h)
CMO Series 2017-RN1 Class A1
02/28/2032	3.598%	3,933,841	3,928,986
Bayview Opportunity Master Fund IVb Trust(b)
CMO Series 2017-RPL1 Class A1
07/28/2032	3.105%	5,555,233	5,541,006
BCAP LLC Trust(b),(h)
CMO Series 2010-RR11 Class 8A1
05/27/2037	3.563%	2,525,531	2,534,991
CMO Series 2012-RR10 Class 9A1
10/26/2035	3.510%	179,881	180,811
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.390%	181,662	180,839
BCAP LLC Trust(b)
CMO Series 2013-RR5 Class 1A1
10/26/2036	3.500%	393,395	393,218
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	845,340	845,465
CAM Mortgage Trust(b)
CMO Series 2016-1 Class A
01/15/2056	4.000%	28,888	28,888
CIM Trust(b)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	22,328,610	22,049,540
Citigroup Mortgage Loan Trust(b)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.097%	6,000,000	6,079,291
Citigroup Mortgage Loan Trust, Inc.(b),(h)
CMO Series 2012-7 Class 12A1
03/25/2036	3.545%	22,539	22,503
CMO Series 2012-9 Class 1A1
02/20/2036	3.371%	167,683	167,500
CMO Series 2013-11 Class 3A3
09/25/2034	3.504%	738,684	721,438

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-2 Class 1A1
11/25/2037	3.707%	595,396	597,649
CMO Series 2014-12 Class 3A1
10/25/2035	3.554%	6,342,366	6,403,469
CMO Series 2014-C Class A
02/25/2054	3.250%	841,675	834,386
CMO Series 2015-A Class A4
06/25/2058	4.250%	4,264,798	4,370,643
CMO Series 2015-A Class B3
06/25/2058	4.500%	942,115	883,594
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-11 Class 3A3
1-month USD LIBOR + 0.160% 09/25/2036	1.488%	1,789,227	1,768,415
Citigroup Mortgage Loan Trust, Inc.(b),(l)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	12,394,785	294,675
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2015-RP2 Class A
01/25/2053	4.250%	10,112,238	10,372,841
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	3,885,468	3,666,110
COLT LLC(a),(b),(c)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	5.302%	234,330	233,774
COLT Mortgage Loan Trust(b)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	1,101,990	1,108,672
COLT Mortgage Loan Trust(b),(h)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	2,000,000	1,991,172
Countrywide Home Equity Loan Trust(n),(o)
CMO Series 2007-S2 Class A3 (NPFGC)
05/25/2037	5.813%	0	0
CMO Series 2007-S2 Class A6 (NPFGC)
05/25/2037	5.779%	0	0
Credit Suisse Mortgage Capital Certificates(b),(h)
CMO Series 2009-14R Class 4A9
10/26/2035	3.510%	12,807,000	12,831,028
CMO Series 2010-8R Class 1A5
03/26/2036	3.545%	7,452,000	7,558,029
CMO Series 2011-12R Class 3A1
07/27/2036	3.418%	3,173,763	3,174,655
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	32,794,014	33,739,587
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(b)
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	2,708,798	2,755,267
Credit Suisse Mortgage Capital Certificates(a),(b),(c)
CMO Series 2012-11 Class 3A2
1-month USD LIBOR + 1.000% 06/29/2047	2.568%	88,614	82,210
CSMC Trust(b),(h)
CMO Series 2015-RPL1 Class A2
02/25/2057	4.611%	1,500,000	1,502,297
Deephaven Residential Mortgage Trust(b),(c)
CMO Series 2016-1A Class A2
07/25/2046	5.500%	1,263,580	1,254,103
Deephaven Residential Mortgage Trust(b),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	505,382
Deephaven Residential Mortgage Trust(b)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	846,000	845,992
GCAT LLC(b)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	10,954,583	10,970,634
CMO Series 2017-3 Class A1
04/25/2047	3.352%	9,280,480	9,289,763
Grand Avenue Mortgage Loan Trust(b),(c),(e)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	45,750,000	45,217,369
JPMorgan Resecuritization Trust(b),(h)
CMO Series 2014-1 Class 1016
03/26/2036	3.627%	3,278,684	3,269,036
JPMorgan Resecuritization Trust(b)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	1,073,386	1,082,436
Legacy Mortgage Asset Trust(b)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	12,433,544	12,421,599
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	3,000,000	2,882,211
LVII Resecuritization Trust(b),(h)
Subordinated, CMO Series 2009-3 Class B3
11/27/2037	5.534%	14,500,000	14,984,020
Morgan Stanley Re-Remic Trust(b),(h)
CMO Series 2010-R1 Class 2B
07/26/2035	3.575%	1,982,157	1,986,822
CMO Series 2013-R3 Class 10A
10/26/2035	3.510%	627,461	625,371
Morgan Stanley Resecuritization Trust(b),(h)
CMO Series 2013-R9 Class 2A
06/26/2046	3.527%	788,100	785,609

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	69

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-R9 Class 4A
06/26/2046	3.360%	299,406	298,549
New Residential Mortgage Loan Trust(b)
CMO Series 2015-1A Class A3
05/28/2052	3.750%	4,231,391	4,329,338
Nomura Asset Acceptance Corp. Alternative Loan Trust(h),(n),(o)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/2047	5.957%	0	0
CMO Series 2007-1 Class 1A4 (AGM)
03/25/2047	6.138%	0	0
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% 01/26/2036	1.588%	2,121,311	2,087,169
Oaktown Re Ltd.(a),(b),(c)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	3.802%	11,706,117	11,764,648
PennyMac Mortgage Investment Trust(a),(b),(c)
CMO Series 2017-GT1 Class A
1-month USD LIBOR + 4.750% 02/25/2050	6.302%	3,000,000	3,003,750
PNMAC GMSR Issuer Trust(a),(b),(c)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.552%	3,700,000	3,704,625
Preston Ridge Partners Mortgage LLC(b)
CMO Series 2017-2A Class A1
09/25/2022	3.500%	14,329,722	14,329,281
CMO Series 2017-2A Class A2
09/25/2022	5.000%	8,860,000	8,572,695
Preston Ridge Partners Mortgage LLC(b),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	31,823,938	31,712,440
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,849,910
Pretium Mortgage Credit Partners I(b)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	1,702,666	1,704,155
Pretium Mortgage Credit Partners I LLC(b),(h)
CMO Series 2017-NPL3 Class A1
06/29/2032	3.250%	23,019,030	23,003,078
Pretium Mortgage Credit Partners LLC(b),(h)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	23,697,871	23,638,821
RBSSP Resecuritization Trust(b),(h)
CMO Series 2010-1 Class 3A2
08/26/2035	3.541%	2,989,473	3,014,381
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SGR Residential Mortgage Trust(b)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	980,225	968,807
Sunset Mortgage Loan Co., LLC(b)
CMO Series 2017-NPL1 Class A
06/16/2047	3.500%	1,390,193	1,392,880
U.S. Residential Opportunity Fund IV Trust(b)
Series 2017-1III Class A
11/27/2037	3.352%	38,320,000	38,214,061
Vericrest Opportunity Loan Transferee LXII LLC(b)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	2,979,803	2,981,415
Verus Securitization Trust(b),(h)
CMO Series 2017-2A Class A3
07/25/2047	2.845%	8,020,097	8,019,866
Verus Securitization Trust(b)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	36,370,921	36,380,588
Subordinated, CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	6,000,000	5,986,822
WaMu Mortgage Pass-Through Certificates Trust(h)
CMO Series 2003-AR8 Class A
08/25/2033	3.236%	3,302,888	3,343,657
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $569,145,049)			568,654,618

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Bedding LLC(a),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	9.407%	347,933	295,743
Technology 0.0%
Ascend Learning LLC(a),(p)
Term Loan
3-month USD LIBOR + 3.250% 07/12/2024	4.569%	59,850	60,150
DigiCert, Inc.(a),(p),(q)
1st Lien Term Loan
3-month USD LIBOR + 4.750% 10/31/2024		314,000	317,793
Information Resources, Inc.(a),(p),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	9.617%	255,000	255,000

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Misys Ltd.(a),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	4.979%	194,391	194,863
Total			827,806
Total Senior Loans (Cost $1,164,409)			1,123,549

U.S. Government & Agency Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residual Funding Corp.(g)
STRIPS
01/15/2030	0.000%	32,628,000	22,911,969
04/15/2030	0.000%	34,501,000	24,196,103
Total U.S. Government & Agency Obligations (Cost $46,581,593)			47,108,072

U.S. Treasury Obligations 10.2%

U.S. Treasury
08/15/2020	1.500%	69,320,000	68,560,035
10/15/2020	1.625%	48,466,000	48,035,905
09/30/2022	1.875%	91,744,000	90,420,894
10/31/2022	2.000%	51,897,800	51,452,607
10/31/2024	2.250%	37,314,000	37,141,966
08/15/2027	2.250%	30,048,500	29,630,104
U.S. Treasury(m)
05/15/2047	3.000%	98,097,900	103,155,644
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(g),(m)
STRIPS
05/15/2043	0.000%	88,863,000	44,223,227
U.S. Treasury(g)
STRIPS
02/15/2045	0.000%	57,300,000	27,000,387
Total U.S. Treasury Obligations (Cost $493,588,906)			499,620,769

Options Purchased Calls 0.0%
Value ($)
(Cost $132,500)	450

Options Purchased Puts 0.0%

(Cost $1,073,500)	543,542

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(r),(s)	29,842,175	29,842,175
Total Money Market Funds (Cost $29,839,740)		29,842,175
Total Investments (Cost: $5,483,085,285)		5,522,815,261
Other Assets & Liabilities, Net		(625,632,478)
Net Assets		4,897,182,783

At December 31, 2017, securities and/or cash totaling $36,803,615 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	253	03/2018	USD	31,542,512	19,348	—
U.S. Treasury 5-Year Note	2,158	03/2018	USD	251,311,142	—	(117,031)
U.S. Treasury Ultra 10-Year Note	223	03/2018	USD	30,122,474	—	(3,930)
Total					19,348	(120,961)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(47)	03/2018	USD	(7,327,585)	—	(21,989)
U.S. Treasury 2-Year Note	(285)	03/2018	USD	(61,129,342)	106,333	—
U.S. Ultra Bond	(384)	03/2018	USD	(64,922,231)	—	(523,350)
Total					106,333	(545,339)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	71

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	50,000,000	50,000,000	1.50	03/2018	132,500	450

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	95,000,000	95,000,000	2.30	05/2018	1,073,500	543,542

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	USD	229,585,000	(2,921,242)	—	—	—	(2,921,242)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	278,360,000	(1,184,829)	—	—	—	(1,184,829)
Total							(4,106,071)	—	—	—	(4,106,071)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Bank of America Corp.	Barclays	06/20/2018	1.000	Quarterly	0.127	USD	25,990,000	108,304	7,219	74,396	—	41,127	—
Citigroup, Inc.	Barclays	06/20/2018	1.000	Quarterly	0.134	USD	26,305,000	108,714	7,307	62,932	—	53,089	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	4.492	USD	2,000,000	(199,051)	834	—	(234,605)	36,388	—
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.481	USD	13,000,000	(1,515,260)	5,417	—	(1,089,461)	—	(420,382)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.481	USD	13,500,000	(1,573,540)	5,625	—	(1,004,364)	—	(563,551)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.481	USD	14,000,000	(1,631,819)	5,833	—	(892,399)	—	(733,587)
Citigroup, Inc.	Goldman Sachs International	06/20/2018	1.000	Quarterly	0.134	USD	12,985,000	53,665	3,607	27,964	—	29,308	—
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	4.492	USD	2,000,000	(199,051)	833	—	(225,833)	27,615	—
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	5,000,000	(728,509)	2,083	—	(516,415)	—	(210,011)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	4,500,000	(655,658)	1,875	—	(396,319)	—	(257,464)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	5,200,000	(757,649)	2,166	—	(445,092)	—	(310,391)
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Goldman Sachs International	05/11/2063	3.000	Monthly	6.818	USD	10,100,000	(1,471,588)	4,208	—	(813,042)	—	(654,338)
Bank of America Corp.	JPMorgan	06/20/2018	1.000	Quarterly	0.127	USD	38,890,000	162,061	10,803	96,622	—	76,242	—
Cenovus Energy, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.472	USD	10,720,000	26,998	2,978	20,293	—	9,683	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.134	USD	38,985,000	161,119	10,829	115,296	—	56,652	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.134	USD	26,185,000	108,218	7,274	71,271	—	44,221	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.134	USD	12,965,000	53,582	3,602	33,439	—	23,745	—
Frontier Communications Corp.	JPMorgan	06/20/2019	5.000	Quarterly	15.422	USD	18,039,000	(2,327,326)	25,054	771,851	—	—	(3,074,123)
Markit CMBX North America Index, Series 10 BBB	JPMorgan	11/17/2059	3.000	Monthly	4.492	USD	2,000,000	(199,051)	833	—	(213,270)	15,052	—
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	5.481	USD	5,000,000	(582,793)	2,084	—	(428,039)	—	(152,670)
Southern Co. (The)	JPMorgan	06/20/2022	1.000	Quarterly	0.706	USD	25,700,000	320,413	7,139	379,850	—	—	(52,298)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	8,500,000	(1,238,465)	3,542	—	(892,496)	—	(342,427)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	11,000,000	(1,602,720)	4,584	—	(979,509)	—	(618,627)
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.127	USD	12,985,000	54,111	3,607	27,351	—	30,367	—
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.127	USD	12,925,000	53,861	3,590	29,669	—	27,782	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	3,400,000	(495,386)	1,417	—	(256,050)	—	(237,919)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.818	USD	9,000,000	(1,311,316)	3,749	—	(722,694)	—	(584,873)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.481	USD	6,500,000	(757,630)	2,708	—	(723,174)	—	(31,748)
Total									140,800	1,710,934	(9,832,762)	471,271	(8,244,409)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 21	Morgan Stanley	12/20/2018	5.000	Quarterly	2.584	USD	221,673,620	(850,765)	—	—	—	(850,765)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	73

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $1,856,822,066, which represents 37.92% of net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities amounted to $130,923,419, which represents 2.67% of net assets.
(f)	Represents shares owned in the residual interest of an asset-backed securitization.
(g)	Zero coupon bond.
(h)	Represents a variable rate security where the coupon rate adjusts periodically using the weighted average coupon of the underlying mortgages.
(i)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(j)	Principal and interest may not be guaranteed by the government.
(k)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2017:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Federal National Mortgage Association
01/11/2048 3.500%	(44,000,000)	01/11/2018	(45,134,375)	(45,175,627)

(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(n)	Represents fractional shares.
(o)	Negligible market value.
(p)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2017. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(q)	Represents a security purchased on a forward commitment basis.
(r)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	21,676,210	2,054,877,533	(2,046,711,568)	29,842,175	(19,097)	2,435	619,390	29,842,175
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	199,801,178	—	—	199,801,178
Asset-Backed Securities — Non-Agency	—	967,273,342	135,408,759	—	1,102,682,101
Commercial Mortgage-Backed Securities - Agency	—	102,025,477	—	—	102,025,477
Commercial Mortgage-Backed Securities - Non-Agency	—	231,055,897	—	—	231,055,897
Corporate Bonds & Notes	—	1,585,816,203	63,720	—	1,585,879,923
Foreign Government Obligations	—	34,973,884	—	—	34,973,884
Municipal Bonds	—	50,741,284	—	—	50,741,284
Preferred Debt	5,654,589	—	—	—	5,654,589
Residential Mortgage-Backed Securities - Agency	—	1,063,107,753	—	—	1,063,107,753
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	75

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Residential Mortgage-Backed Securities - Non-Agency	—	463,451,928	105,202,690	—	568,654,618
Senior Loans	—	1,123,549	—	—	1,123,549
U.S. Government & Agency Obligations	—	47,108,072	—	—	47,108,072
U.S. Treasury Obligations	428,397,155	71,223,614	—	—	499,620,769
Options Purchased Calls	—	450	—	—	450
Options Purchased Puts	—	543,542	—	—	543,542
Money Market Funds	—	—	—	29,842,175	29,842,175
Total Investments	434,051,744	4,818,246,173	240,675,169	29,842,175	5,522,815,261
Forward Sale Commitments	—	(45,175,627)	—	—	(45,175,627)
Derivatives
Asset
Futures Contracts	125,681	—	—	—	125,681
Swap Contracts	—	471,271	—	—	471,271
Liability
Futures Contracts	(666,300)	—	—	—	(666,300)
Swap Contracts	—	(13,201,245)	—	—	(13,201,245)
Total	433,511,125	4,760,340,572	240,675,169	29,842,175	5,464,369,041
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2017 ($)
Asset-Backed Securities — Non-Agency	5,529,348	-	-	(2,109,918)	131,989,329	-	-	-	135,408,759
Corporate Bonds & Notes	-	496	-	(496)	63,720	-	-	-	63,720
Residential Mortgage-Backed Securities — Non-Agency	14,019,430	89,283	32,620	(102,659)	110,463,179	(12,827,452)	-	(6,471,711)	105,202,690
Total	19,548,778	89,779	32,620	(2,213,073)	242,516,228	(12,827,452)	-	(6,471,711)	240,675,169
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2017 was $(2,199,270), which is comprised of Asset-Backed Securities — Non-Agency of $(2,109,918), Corporate Bonds & Notes of $(496) and Residential Mortgage-Backed Securities — Non-Agency of $(88,856).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Foreign Government Obligations(a),(b) 0.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Greece 0.1%
Hellenic Republic Government Bond(c)
10/15/2042	0.000%	EUR	12,871,600	81,220
Italy 0.3%
Italy Buoni Poliennali Del Tesoro(d)
03/01/2047	2.700%	EUR	350,000	381,864
United Kingdom 0.2%
United Kingdom Gilt(d)
07/22/2047	1.500%	GBP	225,000	285,903
Total Foreign Government Obligations (Cost $1,063,382)				748,987

Inflation-Indexed Bonds(a) 98.6%

Australia 1.1%
Australia Government Bond(d)
02/21/2022	1.250%	AUD	434,031	348,811
09/20/2030	2.500%	AUD	344,524	323,866
08/21/2035	2.000%	AUD	287,238	263,670
Australia Government Index-Linked Bond(d)
08/20/2020	4.000%	AUD	50,407	42,985
09/20/2025	3.000%	AUD	520,778	477,280
Total				1,456,612
Canada 2.3%
Canadian Government Real Return Bond
12/01/2021	4.250%	CAD	259,962	239,156
12/01/2026	4.250%	CAD	529,071	564,078
12/01/2031	4.000%	CAD	551,447	646,612
12/01/2036	3.000%	CAD	324,074	370,915
12/01/2041	2.000%	CAD	353,064	369,014
12/01/2044	1.500%	CAD	441,585	431,256
12/01/2047	1.250%	CAD	360,958	340,131
Total				2,961,162
Denmark 0.2%
Denmark Government Bond
11/15/2023	0.100%	DKK	1,664,341	288,554
France 4.9%
France Government Bond OAT(d)
07/25/2019	1.300%	EUR	59,465	74,905
07/25/2021	0.100%	EUR	87,034	110,526
07/25/2023	2.100%	EUR	863,164	1,238,175
03/01/2025	0.100%	EUR	340,089	441,351
07/25/2027	1.850%	EUR	38,138	58,161
07/25/2029	3.400%	EUR	533,270	956,240
07/25/2030	0.700%	EUR	439,537	615,775
07/25/2032	3.150%	EUR	674,245	1,261,911
07/25/2047	0.100%	EUR	315,379	401,004
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	20,710	27,391
07/25/2040	1.800%	EUR	567,362	1,009,745
Total				6,195,184
Germany 1.8%
Deutsche Bundesrepublik Inflation-Linked Bond(d)
04/15/2026	0.100%	EUR	1,350,860	1,789,024
04/15/2046	0.100%	EUR	315,672	446,419
Total				2,235,443
Italy 10.6%
Italy Buoni Poliennali Del Tesoro(d)
04/23/2020	1.650%	EUR	1,519,510	1,932,944
10/27/2020	1.250%	EUR	380,430	483,574
09/15/2021	2.100%	EUR	966,315	1,285,315
05/15/2022	0.100%	EUR	313,409	384,918
09/15/2023	2.600%	EUR	2,176,231	3,018,706
09/15/2026	3.100%	EUR	2,794,411	4,071,821
05/15/2028	1.300%	EUR	106,888	133,651
09/15/2032	1.250%	EUR	453,112	553,189
09/15/2041	2.550%	EUR	1,013,363	1,447,895
Total				13,312,013
Japan 5.5%
Japanese Government CPI-Linked Bond
09/10/2023	0.100%	JPY	725,900	6,765
03/10/2024	0.100%	JPY	103,100	963
09/10/2024	0.100%	JPY	299,495,800	2,806,901
03/10/2025	0.100%	JPY	188,940,000	1,774,954
03/10/2026	0.100%	JPY	154,304,041	1,455,736
03/10/2027	0.100%	JPY	87,898,005	830,062
Total				6,875,381
New Zealand 2.1%
New Zealand Government Bond(d)
09/20/2030	3.000%	NZD	2,413,575	1,991,347
09/20/2035	2.500%	NZD	559,480	438,377
New Zealand Government Bond
09/20/2040	2.500%	NZD	288,615	220,570
Total				2,650,294
Spain 2.0%
Spain Government Inflation-Linked Bond(d)
11/30/2019	0.550%	EUR	903,328	1,127,283
11/30/2027	0.650%	EUR	792,441	992,978
11/30/2030	1.000%	EUR	157,776	200,653
Spain Government Inflation-Linked Bond
11/30/2021	0.300%	EUR	112,153	142,362
Total				2,463,276

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	77

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sweden 1.1%
Sweden Inflation-Linked Bond
12/01/2020	4.000%	SEK	13,194	1,921
06/01/2022	0.250%	SEK	2,586,918	348,593
06/01/2025	1.000%	SEK	3,087,804	453,323
12/01/2028	3.500%	SEK	2,903,242	548,008
Total				1,351,845
United Kingdom 22.7%
United Kingdom Gilt Inflation-Linked Bond(d)
04/16/2020	2.500%	GBP	1,308,572	1,970,354
03/22/2026	0.125%	GBP	986,031	1,568,183
11/22/2032	1.250%	GBP	120,441	246,634
03/22/2034	0.750%	GBP	1,220,941	2,413,557
01/26/2035	2.000%	GBP	743,403	1,739,583
11/22/2036	0.125%	GBP	1,021,636	1,943,472
11/22/2037	1.125%	GBP	367,508	830,003
03/22/2044	0.125%	GBP	596,159	1,272,858
03/22/2046	0.125%	GBP	1,170,364	2,568,736
11/22/2047	0.750%	GBP	1,061,537	2,743,397
03/22/2050	0.500%	GBP	273,919	702,415
11/22/2055	1.250%	GBP	625,898	2,111,998
11/22/2056	0.125%	GBP	343,784	896,960
03/22/2058	0.125%	GBP	669,141	1,792,001
03/22/2062	0.375%	GBP	606,991	1,884,469
11/22/2065	0.125%	GBP	647,947	1,994,031
03/22/2068	0.125%	GBP	567,403	1,839,797
Total				28,518,448
United States 44.3%
U.S. Treasury Inflation-Indexed Bond
04/15/2019	0.125%		3,151,844	3,145,252
04/15/2020	0.125%		2,966,234	2,960,621
07/15/2020	1.250%		5,655	5,841
04/15/2021	0.125%		1,847,384	1,840,078
07/15/2021	0.625%		2,019,279	2,058,331
04/15/2022	0.125%		3,656,551	3,631,546
07/15/2022	0.125%		64,360	64,301
01/15/2023	0.125%		3,476,383	3,450,324
07/15/2023	0.375%		2,680,664	2,701,569
01/15/2024	0.625%		131,090	133,422
07/15/2024	0.125%		1,825,277	1,804,355
01/15/2025	0.250%		2,884,844	2,859,938
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/2025	2.375%	1,079,620	1,230,418
07/15/2025	0.375%	1,685,092	1,688,138
01/15/2026	0.625%	1,889,415	1,920,275
01/15/2026	2.000%	1,186,903	1,335,109
07/15/2026	0.125%	149,218	145,856
01/15/2027	0.375%	194,022	192,712
01/15/2027	2.375%	1,767,510	2,068,453
07/15/2027	0.375%	2,092,430	2,081,289
01/15/2028	1.750%	1,524,811	1,714,049
04/15/2028	3.625%	1,639,504	2,152,435
01/15/2029	2.500%	1,970,398	2,391,278
04/15/2032	3.375%	682,348	944,539
02/15/2040	2.125%	1,937,876	2,521,773
02/15/2041	2.125%	709,638	930,181
02/15/2043	0.625%	346,550	339,346
02/15/2044	1.375%	1,640,535	1,895,277
02/15/2045	0.750%	1,916,980	1,928,339
02/15/2046	1.000%	817,232	873,877
02/15/2047	0.875%	608,019	632,457
U.S. Treasury Inflation-Indexed Bond(e)
02/15/2042	0.750%	4,087,175	4,128,053
Total			55,769,432
Total Inflation-Indexed Bonds (Cost $119,417,036)			124,077,644

Options Purchased Puts 0.2%
Value ($)
(Cost $347,172)	248,235

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(f),(g),(h)	504,140	504,140
Total Money Market Funds (Cost $504,128)		504,140
Total Investments (Cost $121,331,718)		125,579,006
Other Assets & Liabilities, Net		246,771
Net Assets		$125,825,777

At December 31, 2017, securities and/or cash totaling $962,914 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
186,000 EUR	221,210 USD	Citi	01/04/2018	—	(1,976)
74,000 GBP	99,945 USD	Citi	01/04/2018	30	—
174,000 GBP	233,264 USD	Citi	01/04/2018	—	(1,670)
218,811,000 JPY	1,958,319 USD	Citi	01/04/2018	16,255	—
218,811,000 JPY	1,938,611 USD	Citi	01/04/2018	—	(3,453)
1,369,000 NZD	973,633 USD	Citi	01/04/2018	3,436	—
1,369,000 NZD	941,226 USD	Citi	01/04/2018	—	(28,971)
220,465 USD	186,000 EUR	Citi	01/04/2018	2,721	—
232,826 USD	174,000 GBP	Citi	01/04/2018	2,109	—
3,875,584 USD	437,622,000 JPY	Citi	01/04/2018	8,543	—
961,423 USD	1,369,000 NZD	Citi	01/04/2018	8,775	—
973,633 USD	1,369,000 NZD	Citi	01/04/2018	—	(3,436)
12,155 USD	102,213 SEK	Citi	01/04/2018	306	—
174,000 GBP	233,056 USD	Citi	02/05/2018	—	(2,142)
218,811,000 JPY	1,939,618 USD	Citi	02/05/2018	—	(5,555)
1,369,000 NZD	960,827 USD	Citi	02/05/2018	—	(8,950)
221,656 USD	186,000 EUR	Citi	02/05/2018	1,976	—
1,080,000 EUR	10,680,863 SEK	Citi	02/14/2018	6,318	—
1,875,000 AUD	1,420,224 USD	Deutsche Bank	01/04/2018	—	(42,746)
3,713,616 CAD	2,895,693 USD	Deutsche Bank	01/04/2018	—	(58,702)
1,751,471 DKK	279,451 USD	Deutsche Bank	01/04/2018	—	(2,849)
21,031,800 EUR	24,976,078 USD	Deutsche Bank	01/04/2018	—	(260,511)
310,000 GBP	420,189 USD	Deutsche Bank	01/04/2018	1,627	—
20,627,879 GBP	27,673,965 USD	Deutsche Bank	01/04/2018	—	(177,773)
522,541,248 JPY	4,690,553 USD	Deutsche Bank	01/04/2018	52,722	—
522,541,248 JPY	4,629,585 USD	Deutsche Bank	01/04/2018	—	(8,246)
2,205,130 NZD	1,568,288 USD	Deutsche Bank	01/04/2018	5,534	—
2,324,130 NZD	1,603,123 USD	Deutsche Bank	01/04/2018	—	(43,966)
11,106,000 SEK	1,329,454 USD	Deutsche Bank	01/04/2018	—	(24,512)
1,447,688 USD	1,875,000 AUD	Deutsche Bank	01/04/2018	15,283	—
2,922,956 USD	3,713,616 CAD	Deutsche Bank	01/04/2018	31,438	—
280,011 USD	1,751,471 DKK	Deutsche Bank	01/04/2018	2,289	—
24,468,741 USD	20,575,800 EUR	Deutsche Bank	01/04/2018	220,682	—
27,361,154 USD	20,453,879 GBP	Deutsche Bank	01/04/2018	255,649	—
9,243,636 USD	1,045,082,496 JPY	Deutsche Bank	01/04/2018	32,026	—
1,547,781 USD	2,205,130 NZD	Deutsche Bank	01/04/2018	14,974	—
1,568,288 USD	2,205,130 NZD	Deutsche Bank	01/04/2018	—	(5,534)
1,332,853 USD	11,106,000 SEK	Deutsche Bank	01/04/2018	21,113	—
1,875,000 AUD	1,447,575 USD	Deutsche Bank	02/05/2018	—	(15,412)
3,713,616 CAD	2,924,061 USD	Deutsche Bank	02/05/2018	—	(31,776)
1,751,471 DKK	280,572 USD	Deutsche Bank	02/05/2018	—	(2,319)
20,575,800 EUR	24,512,979 USD	Deutsche Bank	02/05/2018	—	(225,795)
20,453,879 GBP	27,388,767 USD	Deutsche Bank	02/05/2018	—	(258,898)
28,792,000 JPY	256,936 USD	Deutsche Bank	02/05/2018	982	—
522,541,248 JPY	4,621,396 USD	Deutsche Bank	02/05/2018	—	(23,860)
2,205,130 NZD	1,546,899 USD	Deutsche Bank	02/05/2018	—	(15,180)
11,106,000 SEK	1,335,225 USD	Deutsche Bank	02/05/2018	—	(21,513)
535,000 EUR	639,502 USD	Deutsche Bank	02/14/2018	—	(4,053)
11,348,893 MXN	605,000 USD	Deutsche Bank	02/14/2018	32,460	—
5,354,559 SEK	540,000 EUR	Deutsche Bank	02/14/2018	—	(4,886)
604,177 USD	11,748,999 MXN	Deutsche Bank	02/14/2018	—	(11,452)
Total				737,248	(1,296,136)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	79

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	24	12/2019	GBP	2,970,300	—	(18,888)
Euro-Bund	9	03/2018	EUR	1,463,172	—	(18,549)
Euro-Buxl 30-Year	6	03/2018	EUR	1,001,409	—	(29,128)
Long Gilt	21	03/2018	GBP	2,654,060	23,656	—
U.S. Treasury 10-Year Note	24	03/2018	USD	2,992,175	—	(14,492)
U.S. Treasury 2-Year Note	4	03/2018	USD	857,956	—	(1,569)
U.S. Treasury 5-Year Note	22	03/2018	USD	2,562,023	—	(12,913)
U.S. Treasury Ultra 10-Year Note	8	03/2018	USD	1,080,627	—	(5,201)
Total					23,656	(100,740)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(3)	03/2018	CAD	(405,824)	4,666	—
Euro-Bobl	(25)	03/2018	EUR	(3,296,297)	30,418	—
Euro-BTP	(18)	03/2018	EUR	(2,504,203)	74,601	—
Euro-OAT	(17)	03/2018	EUR	(2,667,536)	45,980	—
Euro-Schatz	(21)	03/2018	EUR	(2,356,025)	4,817	—
Japanese 10-Year Government Bond	(3)	03/2018	JPY	(453,730,929)	4,112	—
U.S. Long Bond	(2)	03/2018	USD	(311,812)	825	—
U.S. Long Bond	(6)	03/2018	USD	(935,436)	—	(241)
U.S. Ultra Bond	(41)	03/2018	USD	(6,931,801)	—	(39,378)
Total					165,419	(39,619)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	4,100,000	4,100,000	2.95	08/2022	187,318	140,797
10-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	395,875,000	395,875,000	1.10	06/2022	53,851	46,625
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	865,000	865,000	3.04	06/2019	36,068	21,982
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	860,000	860,000	3.54	06/2019	16,448	7,318
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	400,000	400,000	2.68	01/2021	53,487	31,513
Total							347,172	248,235

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(5,750,000)	(5,750,000)	2.65	08/2018	(73,237)	(54,434)

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.012%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Deutsche Bank	07/13/2021	GBP	1,125,000	(33,235)	—	—	—	—	(33,235)
UK Retail Price Index All Items Monthly	Fixed rate of 3.270%	Receives At maturity, Pays At maturity	Deutsche Bank	12/12/2021	GBP	1,155,000	(75,903)	—	—	—	—	(75,903)
UK Retail Price Index All Items Monthly	Fixed rate of 3.310%	Receives At maturity, Pays At maturity	Deutsche Bank	07/02/2023	GBP	1,670,000	(129,370)	—	—	—	—	(129,370)
UK Retail Price Index All Items Monthly	Fixed rate of 3.029%	Receives At maturity, Pays At maturity	Deutsche Bank	07/13/2026	GBP	320,000	21,096	—	—	—	21,096	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.470%	Receives At maturity, Pays At maturity	Deutsche Bank	03/15/2027	EUR	270,000	2,302	—	—	—	2,302	—
Fixed rate of 1.970%	Eurostat Eurozone HICP ex Tobacco NSA	Receives At maturity, Pays At maturity	Deutsche Bank	03/15/2047	EUR	270,000	(434)	—	—	—	—	(434)
Total							(215,544)	—	—	—	23,398	(238,942)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.875%	Receives Annually, Pays Annually	Goldman Sachs	05/31/2022	USD	1,660,000	7,974	—	—	7,974	—
Fixed rate of 3.370%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	06/15/2022	GBP	1,820,000	2,558	—	—	2,558	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.256%	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2022	EUR	1,060,000	12,259	—	—	12,259	—
Fixed rate of 3.395%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2022	GBP	1,740,000	7,048	—	—	7,048	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.299%	Receives At maturity, Pays At maturity	Goldman Sachs	09/29/2022	EUR	1,030,000	9,731	—	—	9,731	—
Fixed rate of 3.300%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	10/15/2022	GBP	1,690,000	10,521	—	—	10,521	—
Fixed rate of 0.093%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Goldman Sachs	11/08/2022	JPY	162,220,000	(1,090)	—	—	—	(1,090)
Fixed rate of 0.092%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Goldman Sachs	11/08/2022	JPY	162,220,000	(1,127)	—	—	—	(1,127)
Fixed rate of 3.350%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	12/15/2022	GBP	1,720,000	6,707	—	—	6,707	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	81

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 2.171%	Receives Quarterly, Pays Semi annually	Goldman Sachs	08/24/2027	USD	200,000	2,886	—	—	2,886	—
3-Month NZD-LIBOR	Fixed rate of 3.067%	Receives Quarterly, Pays Semi annually	Goldman Sachs	09/08/2027	NZD	537,075	(1,755)	—	—	—	(1,755)
3-Month NZD-LIBOR	Fixed rate of 3.070%	Receives Quarterly, Pays Semi annually	Goldman Sachs	09/08/2027	NZD	542,500	(1,874)	—	—	—	(1,874)
3-Month NZD-LIBOR	Fixed rate of 3.055%	Receives Quarterly, Pays Semi annually	Goldman Sachs	09/08/2027	NZD	1,090,425	(2,743)	—	—	—	(2,743)
6-Month JPY BBA LIBOR	Fixed rate of 0.273%	Receives Semi annually, Pays Semi annually	Goldman Sachs	11/08/2027	JPY	77,585,000	2,731	—	—	2,731	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.455%	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2027	GBP	1,215,000	(14,014)	—	—	—	(14,014)
Fixed rate of 3.548%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2032	GBP	1,215,000	18,478	—	—	18,478	—
Fixed rate of 3.600%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2042	GBP	730,000	18,673	—	—	18,673	—
3-Month USD LIBOR	Fixed rate of 2.602%	Receives Quarterly, Pays Semi annually	Goldman Sachs	11/15/2043	USD	300,000	(1,108)	—	—	—	(1,108)
Fixed rate of 1.729%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	08/31/2046	USD	115,000	301	—	—	301	—
Fixed rate of 1.832%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	05/15/2047	EUR	365,000	(21,399)	—	—	—	(21,399)
Fixed rate of 1.750%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	06/15/2047	EUR	355,000	(33,933)	—	—	—	(33,933)
Fixed rate of 1.861%	Eurostat Eurozone HICP ex Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	07/15/2047	EUR	350,000	(17,914)	—	—	—	(17,914)
UK Retail Price Index All Items Monthly	Fixed rate of 3.486%	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2047	GBP	180,000	4,152	—	—	4,152	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.465%	Receives At maturity, Pays At maturity	Goldman Sachs	10/15/2047	GBP	180,000	3,983	—	—	3,983	—
6-Month JPY BBA LIBOR	Fixed rate of 0.921%	Receives Semi annually, Pays Semi annually	Goldman Sachs	11/08/2047	JPY	27,530,000	2,458	—	—	2,458	—
Fixed rate of 1.943%	Eurostat Eurozone HICP ex Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2047	EUR	155,000	(3,617)	—	—	—	(3,617)
Fixed rate of 1.920%	Eurostat Eurozone HICP ex Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2047	EUR	320,000	(10,416)	—	—	—	(10,416)
Fixed rate of 1.913%	Eurostat Eurozone HICP ex Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2047	EUR	325,000	(11,500)	—	—	—	(11,500)
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.550%	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2047	GBP	730,000	(25,614)	—	—	—	(25,614)
UK Retail Price Index All Items Monthly	Fixed rate of 3.360%	Receives At maturity, Pays At maturity	Goldman Sachs	12/01/2067	GBP	70,000	(1,251)	—	—	—	(1,251)
Total							(38,895)	—	—	110,460	(149,355)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by the government.
(c)	Zero coupon bond.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2017, the value of these securities amounted to $57,136,105, which represents 45.41% of net assets.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	2,181,808	54,587,429	(56,265,097)	504,140	(2)	205	13,638	504,140

(h)	At December 31, 2017, cash or short-term securities were designated to cover open put and/or call options written.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	83

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Foreign Government Obligations	—	748,987	—	—	748,987
Inflation-Indexed Bonds	—	124,077,644	—	—	124,077,644
Options Purchased Puts	—	248,235	—	—	248,235
Money Market Funds	—	—	—	504,140	504,140
Total Investments	—	125,074,866	—	504,140	125,579,006
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	737,248	—	—	737,248
Futures Contracts	189,075	—	—	—	189,075
Swap Contracts	—	133,858	—	—	133,858
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(1,296,136)	—	—	(1,296,136)
Futures Contracts	(140,359)	—	—	—	(140,359)
Options Contracts Written	—	(54,434)	—	—	(54,434)
Swap Contracts	—	(388,297)	—	—	(388,297)
Total	48,716	124,207,105	—	504,140	124,759,961
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	85

Portfolio of Investments
Variable Portfolio – MFS® Blended Research® Core Equity Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.7%
Issuer	Shares	Value ($)
Consumer Discretionary 10.4%
Automobiles 0.5%
General Motors Co.	258,627	10,601,121
Hotels, Restaurants & Leisure 2.2%
Aramark	183,569	7,845,739
Carnival Corp.	160,797	10,672,097
Royal Caribbean Cruises Ltd.	178,100	21,243,768
Starbucks Corp.	53,603	3,078,420
Total		42,840,024
Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.(a)	25,066	29,313,935
Priceline Group, Inc. (The)(a)	16,513	28,695,301
Total		58,009,236
Media 2.0%
Comcast Corp., Class A	973,187	38,976,139
Specialty Retail 2.8%
Best Buy Co., Inc.	416,281	28,502,760
Home Depot, Inc. (The)	50,710	9,611,067
Ross Stores, Inc.	221,361	17,764,220
Total		55,878,047
Total Consumer Discretionary		206,304,567
Consumer Staples 9.2%
Beverages 0.3%
PepsiCo, Inc.	53,364	6,399,411
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	132,755	24,708,360
Wal-Mart Stores, Inc.	191,349	18,895,714
Total		43,604,074
Food Products 2.7%
Archer-Daniels-Midland Co.	509,934	20,438,154
Tyson Foods, Inc., Class A	410,755	33,299,908
Total		53,738,062
Household Products 1.9%
Procter & Gamble Co. (The)	411,620	37,819,646
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.1%
Altria Group, Inc.	148,060	10,572,965
Philip Morris International, Inc.	294,857	31,151,642
Total		41,724,607
Total Consumer Staples		183,285,800
Energy 5.8%
Energy Equipment & Services 1.1%
Schlumberger Ltd.	308,471	20,787,861
Oil, Gas & Consumable Fuels 4.7%
EOG Resources, Inc.	259,214	27,971,783
Exxon Mobil Corp.	189,527	15,852,038
Phillips 66	330,661	33,446,360
Valero Energy Corp.	181,164	16,650,783
Total		93,920,964
Total Energy		114,708,825
Financials 16.4%
Banks 7.8%
Bank of America Corp.	1,294,764	38,221,433
Citigroup, Inc.	601,430	44,752,406
JPMorgan Chase & Co.	488,087	52,196,024
Wells Fargo & Co.	314,558	19,084,234
Total		154,254,097
Consumer Finance 2.4%
Discover Financial Services	414,341	31,871,110
Synchrony Financial	409,054	15,793,575
Total		47,664,685
Diversified Financial Services 0.6%
Berkshire Hathaway, Inc., Class B(a)	61,670	12,224,227
Insurance 4.7%
Allstate Corp. (The)	94,490	9,894,048
Chubb Ltd.	61,344	8,964,199
Hartford Financial Services Group, Inc. (The)	320,658	18,046,632
MetLife, Inc.	550,695	27,843,139
Prudential Financial, Inc.	251,697	28,940,121
Total		93,688,139

The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Annaly Capital Management Inc	1,485,146	17,658,386
Total Financials		325,489,534
Health Care 14.3%
Biotechnology 2.4%
Biogen, Inc.(a)	87,647	27,921,705
Celgene Corp.(a)	194,549	20,303,133
Total		48,224,838
Health Care Equipment & Supplies 2.3%
Abbott Laboratories	169,185	9,655,388
Medtronic PLC	382,595	30,894,546
Zimmer Biomet Holdings, Inc.	35,877	4,329,278
Total		44,879,212
Health Care Providers & Services 4.1%
CIGNA Corp.	61,817	12,554,415
Express Scripts Holding Co.(a)	117,163	8,745,046
Humana, Inc.	89,239	22,137,519
McKesson Corp.	192,810	30,068,719
UnitedHealth Group, Inc.	38,710	8,534,007
Total		82,039,706
Pharmaceuticals 5.5%
Bristol-Myers Squibb Co.	154,500	9,467,760
Eli Lilly & Co.	353,899	29,890,310
Johnson & Johnson	406,184	56,752,028
Pfizer, Inc.	364,162	13,189,948
Total		109,300,046
Total Health Care		284,443,802
Industrials 11.0%
Aerospace & Defense 4.5%
Boeing Co. (The)	121,585	35,856,632
Northrop Grumman Corp.	33,779	10,367,113
Textron, Inc.	167,695	9,489,860
United Technologies Corp.	261,051	33,302,276
Total		89,015,881
Building Products 1.0%
Owens Corning	210,066	19,313,468
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.4%
Eaton Corp. PLC	363,128	28,690,743
Machinery 0.4%
Ingersoll-Rand PLC	84,618	7,547,080
Road & Rail 2.2%
Kansas City Southern	57,251	6,023,950
Union Pacific Corp.	278,579	37,357,444
Total		43,381,394
Trading Companies & Distributors 1.5%
United Rentals, Inc.(a)	105,897	18,204,753
Univar, Inc.(a)	389,559	12,060,747
Total		30,265,500
Total Industrials		218,214,066
Information Technology 24.1%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,202,050	46,038,515
Internet Software & Services 5.7%
Alphabet, Inc., Class A(a)	34,268	36,097,911
Alphabet, Inc., Class C(a)	15,840	16,574,976
Facebook, Inc., Class A(a)	345,667	60,996,399
Total		113,669,286
IT Services 3.8%
DXC Technology Co.	313,766	29,776,393
FleetCor Technologies, Inc.(a)	130,883	25,185,816
Global Payments, Inc.	143,650	14,399,476
International Business Machines Corp.	44,523	6,830,719
Total		76,192,404
Semiconductors & Semiconductor Equipment 3.1%
Broadcom Ltd.	74,105	19,037,575
Intel Corp.	901,458	41,611,301
Total		60,648,876
Software 5.6%
Electronic Arts, Inc.(a)	262,098	27,536,016
Microsoft Corp.	420,996	36,011,998
Oracle Corp.	462,482	21,866,149
Take-Two Interactive Software, Inc.(a)	233,585	25,642,961
Total		111,057,124

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	87

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	333,953	56,514,866
Hewlett Packard Enterprise Co.	1,081,481	15,530,067
Total		72,044,933
Total Information Technology		479,651,138
Materials 2.3%
Chemicals 2.2%
Air Products & Chemicals, Inc.	51,366	8,428,133
CF Industries Holdings, Inc.	468,977	19,950,282
Monsanto Co.	119,840	13,994,915
Total		42,373,330
Containers & Packaging 0.1%
Sealed Air Corp.	48,917	2,411,608
Total Materials		44,784,938
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.9%
Mid-America Apartment Communities, Inc.	104,108	10,469,100
SBA Communications Corp.(a)	172,797	28,228,118
Total		38,697,218
Total Real Estate		38,697,218
Telecommunication Services 0.8%
Wireless Telecommunication Services 0.8%
T-Mobile U.S.A., Inc.(a)	259,962	16,510,187
Total Telecommunication Services		16,510,187
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.5%
Electric Utilities 3.1%
Exelon Corp.	731,618	28,833,066
NextEra Energy, Inc.	183,088	28,596,515
PPL Corp.	133,174	4,121,735
Total		61,551,316
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	644,839	6,983,606
Total Utilities		68,534,922
Total Common Stocks (Cost $1,615,517,077)		1,980,624,997

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	7,891,513	7,891,513
Total Money Market Funds (Cost $7,891,513)		7,891,513
Total Investments (Cost: $1,623,408,590)		1,988,516,510
Other Assets & Liabilities, Net		(1,354,454)
Net Assets		1,987,162,056

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	12,785,076	96,837,273	(101,730,836)	7,891,513	(76)	16	93,925	7,891,513
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	206,304,567	—	—	—	206,304,567
Consumer Staples	183,285,800	—	—	—	183,285,800
Energy	114,708,825	—	—	—	114,708,825
Financials	325,489,534	—	—	—	325,489,534
Health Care	284,443,802	—	—	—	284,443,802
Industrials	218,214,066	—	—	—	218,214,066
Information Technology	479,651,138	—	—	—	479,651,138
Materials	44,784,938	—	—	—	44,784,938
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	89

Portfolio of Investments   (continued)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	38,697,218	—	—	—	38,697,218
Telecommunication Services	16,510,187	—	—	—	16,510,187
Utilities	68,534,922	—	—	—	68,534,922
Total Common Stocks	1,980,624,997	—	—	—	1,980,624,997
Money Market Funds	—	—	—	7,891,513	7,891,513
Total Investments	1,980,624,997	—	—	7,891,513	1,988,516,510
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.5%
Issuer	Shares	Value ($)
Consumer Discretionary 10.3%
Auto Components 1.4%
Cooper Tire & Rubber Co.	83,173	2,940,166
Cooper-Standard Holding, Inc.(a)	11,051	1,353,747
Dana, Inc.	99,026	3,169,822
Modine Manufacturing Co.(a)	102,244	2,065,329
Shiloh Industries, Inc.(a)	5,096	41,787
Stoneridge, Inc.(a)	28,189	644,401
Tower International, Inc.	26,428	807,375
Total		11,022,627
Diversified Consumer Services 0.5%
American Public Education, Inc.(a)	15,302	383,315
Bridgepoint Education, Inc.(a)	19,539	162,174
Graham Holdings Co., Class B	3,285	1,834,180
K12, Inc.(a)	62,015	986,038
Regis Corp.(a)	34,050	523,008
Total		3,888,715
Hotels, Restaurants & Leisure 1.5%
Biglari Holdings, Inc.(a)	1,401	580,574
Bloomin’ Brands, Inc.	246,525	5,260,844
Buffalo Wild Wings, Inc.(a)	15,795	2,469,548
Del Frisco’s Restaurant Group, Inc.(a)	31,474	479,979
Fogo De Chao, Inc.(a)	5,883	68,243
J. Alexander’s Holdings, Inc.(a)	3,316	32,165
Jack in the Box, Inc.	23,511	2,306,664
Potbelly Corp.(a)	30,000	369,000
Red Lion Hotels Corp.(a)	96,941	954,869
Total		12,521,886
Household Durables 0.7%
Bassett Furniture Industries, Inc.	3,500	131,600
CalAtlantic Group, Inc.	37,473	2,113,102
La-Z-Boy, Inc.	87,165	2,719,548
Libbey, Inc.	21,876	164,508
New Home Co., Inc. (The)(a)	14,750	184,818
Zagg, Inc.(a)	22,500	415,125
Total		5,728,701
Internet & Direct Marketing Retail —%
Lands’ End, Inc.(a)	10,000	195,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.3%
Brunswick Corp.	47,170	2,604,727
Callaway Golf Co.	9,600	133,728
Clarus Corp.(a)	3,414	26,800
Total		2,765,255
Media 1.8%
AMC Entertainment Holdings, Inc., Class A	176,935	2,671,719
Gannett Co., Inc.	65,887	763,630
Madison Square Garden Co. (The), Class A(a)	1,090	229,827
MDC Partners, Inc., Class A(a)	36,900	359,775
Meredith Corp.	37,986	2,508,975
MSG Networks, Inc., Class A(a)	49,400	1,000,350
Scholastic Corp.	38,100	1,528,191
Sinclair Broadcast Group, Inc., Class A	148,545	5,622,428
Townsquare Media, Inc., Class A(a)	2,635	20,237
tronc, Inc.(a)	13,170	231,660
Total		14,936,792
Multiline Retail 0.8%
Big Lots, Inc.	114,374	6,422,100
Specialty Retail 2.6%
Aaron’s, Inc.	84,227	3,356,446
Ascena Retail Group, Inc.(a)	216,632	509,085
Barnes & Noble Education, Inc.(a)	69,638	573,817
Barnes & Noble, Inc.	53,101	355,777
Caleres, Inc.	106,079	3,551,525
Cato Corp. (The), Class A	33,400	531,728
Chico’s FAS, Inc.	223,800	1,973,916
Citi Trends, Inc.	24,489	647,979
Conn’s, Inc.(a)	13,519	480,600
DSW, Inc., Class A	91,812	1,965,695
Express, Inc.(a)	62,690	636,304
Finish Line, Inc., Class A (The)	44,574	647,660
Genesco, Inc.(a)	28,345	921,212
Group 1 Automotive, Inc.	16,870	1,197,264
Haverty Furniture Companies, Inc.	5,731	129,807
Hibbett Sports, Inc.(a)	10,800	220,320
Kirkland’s, Inc.(a)	83,224	995,775
Shoe Carnival, Inc.	16,024	428,642

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	91

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Signet Jewelers Ltd.	23,754	1,343,289
Tilly’s, Inc.	36,487	538,548
Zumiez, Inc.(a)	16,400	341,530
Total		21,346,919
Textiles, Apparel & Luxury Goods 0.7%
Crocs, Inc.(a)	13,600	171,904
Culp, Inc.	32,043	1,073,441
Deckers Outdoor Corp.(a)	31,208	2,504,442
Delta Apparel, Inc.(a)	1,600	32,320
Perry Ellis International, Inc.(a)	36,728	919,669
Rocky Brands, Inc.	12,229	231,128
Vera Bradley, Inc.(a)	23,300	283,794
Total		5,216,698
Total Consumer Discretionary		84,045,193
Consumer Staples 2.2%
Food & Staples Retailing 0.4%
Andersons, Inc. (The)	2,429	75,664
Ingles Markets, Inc., Class A	10,877	376,344
Natural Grocers by Vitamin Cottage, Inc.(a)	14,400	128,592
Smart & Final Stores, Inc.(a)	24,244	207,286
SpartanNash Co.	67,619	1,804,075
SUPERVALU, Inc.(a)	33,242	718,027
Total		3,309,988
Food Products 1.6%
Dean Foods Co.	236,390	2,732,669
Flowers Foods, Inc.	151,415	2,923,824
Lancaster Colony Corp.	20,135	2,601,643
Snyders-Lance, Inc.	53,629	2,685,740
TreeHouse Foods, Inc.(a)	41,168	2,036,169
Total		12,980,045
Household Products 0.2%
Energizer Holdings, Inc.	39,051	1,873,667
Total Consumer Staples		18,163,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.6%
Energy Equipment & Services 1.3%
Archrock, Inc.	39,682	416,661
Aspen Aerogels, Inc.(a)	10,500	51,240
Basic Energy Services, Inc.(a)	4,000	93,880
C&J Energy Services, Inc.(a)	44,407	1,486,302
Dril-Quip, Inc.(a)	8,000	381,600
Exterran Corp.(a)	29,211	918,394
Matrix Service Co.(a)	34,200	608,760
Newpark Resources, Inc.(a)	77,660	667,876
Parker Drilling Co.(a)	99,548	99,548
ProPetro Holding Corp.(a)	151,845	3,061,195
Rowan Companies PLC, Class A(a)	29,896	468,172
Superior Energy Services, Inc.(a)	252,381	2,430,429
Total		10,684,057
Oil, Gas & Consumable Fuels 3.3%
Arch Coal, Inc.	20,010	1,864,132
Callon Petroleum Co.(a)	163,231	1,983,257
Cloud Peak Energy, Inc.(a)	88,073	391,925
Delek U.S. Holdings, Inc.	59,446	2,077,043
Enerplus Corp.	726,420	7,111,652
EP Energy Corp., Class A(a)	36,243	85,533
Hallador Energy Co.	10,312	62,800
Newfield Exploration Co.(a)	72,536	2,287,060
Pacific Ethanol, Inc.(a)	18,089	82,305
PDC Energy, Inc.(a)	37,565	1,936,100
Renewable Energy Group, Inc.(a)	90,738	1,070,708
SandRidge Energy, Inc.(a)	8,400	176,988
Scorpio Tankers, Inc.	543,693	1,658,264
SilverBow Resources, Inc.(a)	3,300	98,076
SM Energy Co.	155,450	3,432,336
Ultra Petroleum Corp.(a)	65,877	596,846
World Fuel Services Corp.	15,100	424,914
WPX Energy, Inc.(a)	118,647	1,669,363
Total		27,009,302
Total Energy		37,693,359

The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 27.7%
Banks 18.7%
1st Source Corp.	800	39,560
American National Bankshares, Inc.	4,773	182,806
Ameris Bancorp	71,188	3,431,262
BancFirst Corp.	23,078	1,180,440
Bancorp, Inc. (The)(a)	35,300	348,764
Bank of Marin Bancorp	7,609	517,412
Bank of NT Butterfield & Son Ltd. (The)	7,620	276,530
Banner Corp.	65,565	3,613,943
Berkshire Hills Bancorp, Inc.	94,938	3,474,731
Brookline Bancorp, Inc.	64,156	1,007,249
Bryn Mawr Bank Corp.	8,112	358,550
Capital City Bank Group, Inc.	7,500	172,050
Cathay General Bancorp	67,672	2,853,728
Central Pacific Financial Corp.	41,350	1,233,470
Central Valley Community Bancorp	13,083	264,015
Chemung Financial Corp.	100	4,810
Civista Bancshares, Inc.	5,579	122,738
Community Trust Bancorp, Inc.	14,347	675,744
Customers Bancorp, Inc.(a)	67,572	1,756,196
East West Bancorp, Inc.	26,597	1,617,896
Enterprise Financial Services Corp.	90,743	4,097,046
Evans Bancorp, Inc.	11	461
Farmers Capital Bank Corp.	5,735	220,797
Fidelity Southern Corp.	25,501	555,922
Financial Institutions, Inc.	11,900	370,090
First Bancorp	22,476	793,628
First BanCorp(a)	247,909	1,264,336
First Bancshares, Inc. (The)	2,700	92,340
First Busey Corp.	178,525	5,345,038
First Business Financial Services, Inc.	8,200	181,384
First Commonwealth Financial Corp.	138,050	1,976,876
First Connecticut Bancorp, Inc.	1,937	50,653
First Financial Bancorp	30,100	793,135
First Financial Corp.	7,316	331,781
First Horizon National Corp.	197,948	3,956,981
First Merchants Corp.	26,611	1,119,259
First Mid-Illinois Bancshares, Inc.	100	3,854
Common Stocks (continued)
Issuer	Shares	Value ($)
First Midwest Bancorp, Inc.	149,039	3,578,426
FNB Corp.	279,190	3,858,406
Glacier Bancorp, Inc.	115,228	4,538,831
Great Southern Bancorp, Inc.	6,732	347,708
Great Western Bancorp, Inc.	56,055	2,230,989
Hancock Holding Co.	89,485	4,429,507
Heartland Financial U.S.A., Inc.	57,942	3,108,588
Heritage Commerce Corp.	20,068	307,442
Heritage Financial Corp.	25,743	792,884
HomeTrust Bancshares, Inc.(a)	14,085	362,689
Iberiabank Corp.	158,554	12,287,935
Independent Bank Corp.	44,325	3,096,101
Lakeland Financial Corp.	75,791	3,675,106
LegacyTexas Financial Group, Inc.	34,006	1,435,393
MB Financial, Inc.	26,749	1,190,865
MidWestOne Financial Group, Inc.	4,700	157,591
National Bank Holdings Corp., Class A	86,973	2,820,534
National Commerce Corp.(a)	6,446	259,451
Northeast Bancorp	8,458	195,803
Northrim BanCorp, Inc.	2,534	85,776
OFG Bancorp	176,074	1,655,096
Old Line Bancshares, Inc.	7,015	206,522
Old National Bancorp	32,900	574,105
Opus Bank(a)	8,700	237,510
Peapack Gladstone Financial Corp.	392	13,728
Peoples Bancorp, Inc.	5,849	190,794
People’s Utah Bancorp	12	364
Popular, Inc.	9,000	319,410
Preferred Bank/Los Angeles	57,039	3,352,752
Prosperity Bancshares, Inc.	27,800	1,947,946
QCR Holdings, Inc.	12,526	536,739
Renasant Corp.	161,400	6,599,646
Sandy Spring Bancorp, Inc.	6,123	238,919
Seacoast Banking Corp. of Florida(a)	118,781	2,994,469
Shore Bancshares, Inc.	6,200	103,540
Sierra Bancorp	11,657	309,610
South State Corp.	442	38,520
State Bank Financial Corp.	4,689	139,920
Sterling Bancorp	158,956	3,910,318

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	93

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Stock Yards Bancorp, Inc.	2,334	87,992
Synovus Financial Corp.	14,000	671,160
TCF Financial Corp.	19,600	401,800
TriState Capital Holdings, Inc.(a)	11,522	265,006
Triumph Bancorp, Inc.(a)	4,885	153,878
Two River Bancorp	2,800	50,764
UMB Financial Corp.	5,511	396,351
Umpqua Holdings Corp.	353,923	7,361,598
Union Bankshares Corp.	21,443	775,593
United Community Banks, Inc.	165,324	4,652,217
Valley National Bancorp	250,055	2,805,617
Webster Financial Corp.	63,734	3,579,301
WesBanco, Inc.	92,161	3,746,345
Westamerica Bancorporation	28,994	1,726,593
Western Alliance Bancorp(a)	42,710	2,418,240
Wintrust Financial Corp.	83,870	6,908,372
Total		152,416,235
Capital Markets 1.0%
Arlington Asset Investment Corp., Class A	36,791	433,398
Artisan Partners Asset Management, Inc., Class A	67,335	2,659,732
Evercore, Inc., Class A	38,801	3,492,090
Investment Technology Group, Inc.	41,774	804,150
Ladenburg Thalmann Financial Services, Inc.	32,224	101,828
Oppenheimer Holdings, Inc., Class A	8,105	217,214
Total		7,708,412
Consumer Finance 0.1%
Enova International, Inc.(a)	72,288	1,098,777
Diversified Financial Services —%
Marlin Business Services Corp.	6,214	139,194
Voya Financial, Inc.	4,400	217,668
Total		356,862
Insurance 4.1%
American Equity Investment Life Holding Co.	108,197	3,324,894
AMERISAFE, Inc.	38,848	2,393,037
Amtrust Financial Services, Inc.	327,510	3,298,026
Argo Group International Holdings Ltd.	65,643	4,046,891
Assurant, Inc.	14,796	1,492,029
CNO Financial Group, Inc.	311,254	7,684,861
Common Stocks (continued)
Issuer	Shares	Value ($)
Donegal Group, Inc., Class A	3,263	56,450
EMC Insurance Group, Inc.	2,900	83,201
Employers Holdings, Inc.	26,300	1,167,720
Federated National Holding Co.	9,372	155,294
Hallmark Financial Services, Inc.(a)	14,796	154,322
Hanover Insurance Group, Inc. (The)	5,400	583,632
Heritage Insurance Holdings, Inc.	21,310	384,006
Horace Mann Educators Corp.	35,604	1,570,136
Infinity Property & Casualty Corp.	13,831	1,466,086
Navigators Group, Inc. (The)	5,313	258,743
Reinsurance Group of America, Inc.	12,722	1,983,742
Selective Insurance Group, Inc.	14,321	840,643
State Auto Financial Corp.	3,500	101,920
Stewart Information Services Corp.	37,347	1,579,778
Third Point Reinsurance Ltd.(a)	21,056	308,470
Total		32,933,881
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Cherry Hill Mortgage Investment Corp.	32,500	584,675
Chimera Investment Corp.	86,889	1,605,709
Invesco Mortgage Capital, Inc.	218,186	3,890,256
Total		6,080,640
Thrifts & Mortgage Finance 3.0%
BankFinancial Corp.	6,905	105,923
Dime Community Bancshares, Inc.	13,200	276,540
First Defiance Financial Corp.	10,000	519,700
Flagstar Bancorp, Inc.(a)	134,434	5,030,520
Meridian Bancorp, Inc.	16,465	339,179
Meta Financial Group, Inc.	6,000	555,900
Northwest Bancshares, Inc.	183,220	3,065,271
Radian Group, Inc.	367,566	7,575,535
Riverview Bancorp, Inc.	7,800	67,626
Southern Missouri Bancorp, Inc.	100	3,759
Territorial Bancorp, Inc.	4,510	139,224
TFS Financial Corp.	101,158	1,511,300
TrustCo Bank Corp.	108,124	994,741
United Financial Bancorp, Inc.	20,761	366,224

The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	53,200	1,822,100
WSFS Financial Corp.	46,803	2,239,523
Total		24,613,065
Total Financials		225,207,872
Health Care 6.9%
Biotechnology 0.6%
Achillion Pharmaceuticals, Inc.(a)	59,200	170,496
Acorda Therapeutics, Inc.(a)	60,805	1,304,267
Applied Genetic Technologies Corp.(a)	12,000	43,200
Ardelyx, Inc.(a)	17,926	118,312
Bellicum Pharmaceuticals, Inc.(a)	13,900	116,899
BioTime, Inc.(a)	60,330	129,710
Cascadian Therapeutics, Inc.(a)	8,654	32,020
Celldex Therapeutics, Inc.(a)	36,200	102,808
Chimerix, Inc.(a)	44,937	208,058
Cidara Therapeutics, Inc.(a)	11,974	81,423
Corvus Pharmaceuticals, Inc.(a)	6,718	69,598
Enanta Pharmaceuticals, Inc.(a)	6,319	370,799
Five Prime Therapeutics, Inc.(a)	10,500	230,160
Infinity Pharmaceuticals, Inc.(a)	74,475	151,184
Karyopharm Therapeutics, Inc.(a)	6,200	59,520
MacroGenics, Inc.(a)	12,400	235,600
MEI Pharma, Inc.(a)	16,079	33,766
Momenta Pharmaceuticals, Inc.(a)	44,268	617,539
Novavax, Inc.(a)	118,800	147,312
Novelion Therapeutics, Inc.(a)	13,623	42,504
PDL BioPharma, Inc.(a)	22,636	62,023
Retrophin, Inc.(a)	12,596	265,398
Tracon Pharmaceuticals, Inc.(a)	12,269	41,101
Trevena, Inc.(a)	24,069	38,510
Zafgen, Inc.(a)	2,147	9,919
Total		4,682,126
Health Care Equipment & Supplies 2.3%
Analogic Corp.	17,756	1,487,065
Angiodynamics, Inc.(a)	183,559	3,052,586
ConforMIS, Inc.(a)	49,100	116,858
Globus Medical, Inc., Class A(a)	59,048	2,426,873
Haemonetics Corp.(a)	63,629	3,695,572
Orthofix International NV(a)	139,666	7,639,730
Common Stocks (continued)
Issuer	Shares	Value ($)
RTI Surgical, Inc.(a)	57,298	234,922
SeaSpine Holdings Corp.(a)	2,435	24,642
Total		18,678,248
Health Care Providers & Services 2.2%
Aceto Corp.	137,335	1,418,671
AMN Healthcare Services, Inc.(a)	28,908	1,423,719
Civitas Solutions, Inc.(a)	73,854	1,262,903
Ensign Group, Inc. (The)	194,400	4,315,680
Envision Healthcare Corp.(a)	68,040	2,351,462
Magellan Health, Inc.(a)	21,485	2,074,377
Premier, Inc.(a)	88,730	2,590,029
Tivity Health, Inc.(a)	43,620	1,594,311
Triple-S Management Corp., Class B(a)	20,600	511,910
WellCare Health Plans, Inc.(a)	1,200	241,332
Total		17,784,394
Health Care Technology 0.6%
Allscripts Healthcare Solutions, Inc.(a)	156,233	2,273,190
HMS Holdings Corp.(a)	117,761	1,996,049
Quality Systems, Inc.(a)	28,800	391,104
Total		4,660,343
Life Sciences Tools & Services 0.5%
Bio-Techne Corp.	26,645	3,451,860
Harvard Bioscience, Inc.(a)	294,729	972,606
NanoString Technologies, Inc.(a)	2,618	19,556
Total		4,444,022
Pharmaceuticals 0.7%
Endocyte, Inc.(a)	6,528	27,940
Horizon Pharma PLC(a)	131,855	1,925,083
Intra-Cellular Therapies, Inc.(a)	9,885	143,135
Phibro Animal Health Corp., Class A	106,735	3,575,622
Tetraphase Pharmaceuticals, Inc.(a)	22,500	141,750
Total		5,813,530
Total Health Care		56,062,663

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	95

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 17.5%
Aerospace & Defense 1.1%
AAR Corp.	8,470	332,786
Ducommun, Inc.(a)	24,792	705,333
Esterline Technologies Corp.(a)	31,519	2,354,469
Moog, Inc., Class A(a)	10,159	882,309
Orbital ATK, Inc.	19,670	2,586,605
Triumph Group, Inc.	58,151	1,581,707
Vectrus, Inc.(a)	23,500	724,975
Total		9,168,184
Air Freight & Logistics 0.6%
Air Transport Services Group, Inc.(a)	84,393	1,952,854
Atlas Air Worldwide Holdings, Inc.(a)	32,019	1,877,914
HUB Group, Inc., Class A(a)	20,400	977,160
Total		4,807,928
Airlines 0.2%
Skywest, Inc.	36,159	1,920,043
Building Products 0.8%
Armstrong Flooring, Inc.(a)	42,909	726,020
Gibraltar Industries, Inc.(a)	47,530	1,568,490
Quanex Building Products Corp.	163,002	3,814,247
Total		6,108,757
Commercial Services & Supplies 1.7%
ARC Document Solutions, Inc.(a)	17,829	45,464
Brink’s Co. (The)	32,281	2,540,515
CECO Environmental Corp.	11,012	56,491
Essendant, Inc.	76,769	711,649
LSC Communications, Inc.	119,318	1,807,668
Pitney Bowes, Inc.	242,121	2,706,913
Quad/Graphics, Inc.	104,111	2,352,909
SP Plus Corp.(a)	45,335	1,681,928
Tetra Tech, Inc.	41,455	1,996,058
Total		13,899,595
Construction & Engineering 2.1%
Aegion Corp.(a)	113,788	2,893,629
EMCOR Group, Inc.	70,912	5,797,056
Fluor Corp.	5,300	273,745
Great Lakes Dredge & Dock Corp.(a)	649,761	3,508,709
Common Stocks (continued)
Issuer	Shares	Value ($)
Jacobs Engineering Group, Inc.	3,900	257,244
MYR Group, Inc.(a)	15,700	560,961
Orion Group Holdings, Inc.(a)	35,790	280,236
Tutor Perini Corp.(a)	145,305	3,683,482
Total		17,255,062
Electrical Equipment 1.5%
American Superconductor Corp.(a)	8,100	29,403
AZZ, Inc.	78,692	4,021,161
Encore Wire Corp.	5,081	247,191
EnerSys	27,946	1,945,880
LSI Industries, Inc.	23,300	160,304
Powell Industries, Inc.	7,204	206,395
Regal Beloit Corp.	69,296	5,308,073
Total		11,918,407
Machinery 6.6%
AGCO Corp.	11,900	850,017
Astec Industries, Inc.	35,083	2,052,355
Briggs & Stratton Corp.	29,287	743,011
Chart Industries, Inc.(a)	25,800	1,208,988
ESCO Technologies, Inc.	70,088	4,222,802
FreightCar America, Inc.	12,400	211,792
Global Brass & Copper Holdings, Inc.	74,246	2,457,543
Graham Corp.	6,800	142,324
Greenbrier Companies, Inc. (The)	80,610	4,296,513
Hyster-Yale Materials Handling, Inc.	13,100	1,115,596
ITT, Inc.	116,824	6,234,897
Manitex International, Inc.(a)	9,280	89,088
Manitowoc Co., Inc. (The)(a)	39,900	1,569,666
Milacron Holdings Corp.(a)	171,391	3,280,424
Navistar International Corp.(a)	26,851	1,151,371
NN, Inc.	99,245	2,739,162
Oshkosh Corp.	28,479	2,588,456
Park-Ohio Holdings Corp.	5,401	248,176
Spartan Motors, Inc.	254,762	4,012,501
SPX Corp.(a)	235,340	7,387,323
Timken Co. (The)	49,880	2,451,602
Watts Water Technologies, Inc., Class A	63,304	4,807,939
Total		53,861,546

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.7%
Acacia Research Corp.(a)	67,881	274,918
CRA International, Inc.	11,877	533,871
Dun & Bradstreet Corp. (The)	2,980	352,862
FTI Consulting, Inc.(a)	108,080	4,643,117
Heidrick & Struggles International, Inc.	29,321	719,831
Huron Consulting Group, Inc.(a)	36,329	1,469,508
Kelly Services, Inc., Class A	14,275	389,279
Korn/Ferry International	47,657	1,972,047
ManpowerGroup, Inc.	8,800	1,109,768
RPX Corp.	54,128	727,480
TrueBlue, Inc.(a)	52,428	1,441,770
Total		13,634,451
Road & Rail 0.5%
ArcBest Corp.	29,572	1,057,199
Celadon Group, Inc.	9,400	60,160
Marten Transport Ltd.	1,766	35,850
Roadrunner Transportation Systems, Inc.(a)	32,695	252,078
Ryder System, Inc.	3,000	252,510
Werner Enterprises, Inc.	51,300	1,982,745
Total		3,640,542
Trading Companies & Distributors 0.7%
Aircastle Ltd.	21,310	498,441
CAI International, Inc.(a)	12,900	365,328
DXP Enterprises, Inc.(a)	9,555	282,541
Houston Wire & Cable Co.(a)	14,473	104,206
Rush Enterprises, Inc., Class A(a)	43,226	2,196,313
Textainer Group Holdings Ltd.(a)	43,100	926,650
Titan Machinery, Inc.(a)	32,800	694,376
Veritiv Corp.(a)	18,214	526,384
WESCO International, Inc.(a)	5,391	367,397
Total		5,961,636
Total Industrials		142,176,151
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 12.8%
Communications Equipment 2.5%
ADTRAN, Inc.	76,101	1,472,554
Digi International, Inc.(a)	24,423	233,240
Finisar Corp.(a)	64,493	1,312,432
Infinera Corp.(a)	394,212	2,495,362
InterDigital, Inc.	25,135	1,914,030
KVH Industries, Inc.(a)	4,183	43,294
NETGEAR, Inc.(a)	47,216	2,773,940
Oclaro, Inc.(a)	195,705	1,319,052
Plantronics, Inc.	77,703	3,914,677
Radware Ltd.(a)	155,979	3,025,993
Viavi Solutions, Inc.(a)	172,305	1,505,946
Total		20,010,520
Electronic Equipment, Instruments & Components 3.4%
Bel Fuse, Inc., Class B	2,700	67,973
Benchmark Electronics, Inc.(a)	54,987	1,600,122
Electro Scientific Industries, Inc.(a)	30,590	655,544
Fitbit, Inc., Class A(a)	119,400	681,774
FLIR Systems, Inc.	163,033	7,600,598
Insight Enterprises, Inc.(a)	38,507	1,474,433
Maxwell Technologies, Inc.(a)	5,400	31,104
Methode Electronics, Inc.	69,260	2,777,326
MTS Systems Corp.	73,275	3,934,867
Perceptron, Inc.(a)	5,600	54,600
Radisys Corp.(a)	8,410	8,452
Sanmina Corp.(a)	115,025	3,795,825
SYNNEX Corp.	8,485	1,153,536
Tech Data Corp.(a)	22,400	2,194,528
Vishay Intertechnology, Inc.	90,590	1,879,742
Vishay Precision Group, Inc.(a)	3,053	76,783
Total		27,987,207

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	97

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 0.2%
ChannelAdvisor Corp.(a)	6,426	57,834
DHI Group, Inc.(a)	115,141	218,768
Liquidity Services, Inc.(a)	4,300	20,855
Marchex, Inc.(a)	346,730	1,119,938
QuinStreet, Inc.(a)	15,185	127,250
Total		1,544,645
IT Services 1.7%
Convergys Corp.	115,170	2,706,495
EVERTEC, Inc.	101,528	1,385,857
Mantech International Corp., Class A	73,537	3,690,822
ServiceSource International, Inc.(a)	835,449	2,581,538
Travelport Worldwide Ltd.	238,240	3,113,797
Unisys Corp.(a)	35,100	286,065
Total		13,764,574
Semiconductors & Semiconductor Equipment 1.8%
Alpha & Omega Semiconductor Ltd.(a)	21,406	350,202
Amkor Technology, Inc.(a)	227,725	2,288,636
Amtech Systems, Inc.(a)	11,400	114,798
Cohu, Inc.	90,010	1,975,719
Cypress Semiconductor Corp.	92,398	1,408,146
Diodes, Inc.(a)	11,500	329,705
DSP Group, Inc.(a)	21,012	262,650
MKS Instruments, Inc.	14,734	1,392,363
NeoPhotonics Corp.(a)	18,400	121,072
Silicon Motion Technology Corp., ADR	75,280	3,986,829
SunPower Corp.(a)	78,600	662,598
Veeco Instruments, Inc.(a)	21,700	322,245
Xperi Corp.	73,689	1,798,012
Total		15,012,975
Software 2.7%
Agilysys, Inc.(a)	5,338	65,551
Digital Turbine, Inc.(a)	40,095	71,770
Glu Mobile, Inc.(a)	122,500	445,900
MicroStrategy, Inc., Class A(a)	4,520	593,476
Nuance Communications, Inc.(a)	166,255	2,718,269
Progress Software Corp.	72,151	3,071,468
QAD, Inc., Class A	10,049	390,404
Common Stocks (continued)
Issuer	Shares	Value ($)
Rosetta Stone, Inc.(a)	17,218	214,708
Rubicon Project, Inc. (The)(a)	67,954	127,074
SeaChange International, Inc.(a)	665,513	2,615,466
Synchronoss Technologies, Inc.(a)	32,800	293,232
Telenav, Inc.(a)	19,094	105,017
TiVo Corp.	618,398	9,647,009
Verint Systems, Inc.(a)	4,272	178,783
Zynga, Inc., Class A(a)	296,887	1,187,548
Total		21,725,675
Technology Hardware, Storage & Peripherals 0.5%
Avid Technology, Inc.(a)	31,088	167,564
Cray, Inc.(a)	60,375	1,461,075
Quantum Corp.(a)	106,004	596,802
Stratasys Ltd.(a)	47,560	949,298
Super Micro Computer, Inc.(a)	45,761	957,549
Total		4,132,288
Total Information Technology		104,177,884
Materials 5.1%
Chemicals 2.1%
Ashland Global Holdings, Inc.	8,400	598,080
Innophos Holdings, Inc.	235,565	11,007,953
Kraton Performance Polymers, Inc.(a)	49,052	2,362,835
Minerals Technologies, Inc.	39,047	2,688,386
NewMarket Corp.	990	393,416
Omnova Solutions, Inc.(a)	18,513	185,130
Total		17,235,800
Containers & Packaging 1.0%
Bemis Co., Inc.	161,494	7,717,798
Metals & Mining 1.4%
Commercial Metals Co.	126,554	2,698,131
Compass Minerals International, Inc.	42,901	3,099,597
Kaiser Aluminum Corp.	15,620	1,668,997
Materion Corp.	5,700	277,020
Olympic Steel, Inc.	34,360	738,397
SunCoke Energy, Inc.(a)	237,015	2,841,810
Warrior Met Coal, Inc.	14,800	372,220
Total		11,696,172

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.6%
Boise Cascade Co.	8,400	335,160
Clearwater Paper Corp.(a)	5,300	240,620
PH Glatfelter Co.	148,890	3,192,202
Resolute Forest Products, Inc.(a)	87,290	964,554
Verso Corp., Class A(a)	11,400	200,298
Total		4,932,834
Total Materials		41,582,604
Real Estate 6.5%
Equity Real Estate Investment Trusts (REITS) 6.0%
Alexander & Baldwin, Inc.	1,525	42,304
Ashford Hospitality Trust, Inc.	75,699	509,454
Brandywine Realty Trust	143,925	2,617,996
Camden Property Trust	10,100	929,806
Columbia Property Trust, Inc.	63,942	1,467,469
Cousins Properties, Inc.	203,320	1,880,710
DCT Industrial Trust, Inc.	10,400	611,312
DiamondRock Hospitality Co.	173,278	1,956,309
Education Realty Trust, Inc.	93,845	3,277,067
Equity Commonwealth(a)	107,091	3,267,346
Franklin Street Properties Corp.	3,700	39,738
GEO Group, Inc. (The)	190,327	4,491,717
Getty Realty Corp.	23,588	640,650
Gramercy Property Trust	97,221	2,591,912
Hersha Hospitality Trust	1,200	20,880
InfraREIT, Inc.	38,400	713,472
iStar, Inc.(a)	12,800	144,640
Kite Realty Group Trust	93,740	1,837,304
Lexington Realty Trust	282,130	2,722,554
MedEquities Realty Trust, Inc.	11,167	125,294
New Senior Investment Group, Inc.	30,900	233,604
NexPoint Residential Trust, Inc.	19,434	542,986
Outfront Media, Inc.	111	2,575
Physicians Realty Trust	115,846	2,084,070
RLJ Lodging Trust	110,358	2,424,565
STAG Industrial, Inc.	97,822	2,673,475
Summit Hotel Properties, Inc.	181,904	2,770,398
Sunstone Hotel Investors, Inc.	138,277	2,285,719
Tanger Factory Outlet Centers, Inc.	115,455	3,060,712
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Real Estate Investment Trust	80,718	2,511,944
Xenia Hotels & Resorts, Inc.	22,100	477,139
Total		48,955,121
Real Estate Management & Development 0.5%
RE/MAX Holdings, Inc., Class A	17,051	826,974
Realogy Holdings Corp.	104,685	2,774,152
Total		3,601,126
Total Real Estate		52,556,247
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.3%
Vonage Holdings Corp.(a)	274,049	2,787,078
Wireless Telecommunication Services 0.1%
United States Cellular Corp.(a)	17,090	643,097
Total Telecommunication Services		3,430,175
Utilities 3.5%
Electric Utilities 0.9%
El Paso Electric Co.	36,951	2,045,238
PNM Resources, Inc.	118,297	4,785,114
Portland General Electric Co.	9,740	443,949
Total		7,274,301
Gas Utilities 1.5%
New Jersey Resources Corp.	41,794	1,680,119
Northwest Natural Gas Co.	12,200	727,730
ONE Gas, Inc.	24,224	1,774,650
Southwest Gas Corp.	5,400	434,592
Spire, Inc.	102,813	7,726,397
Total		12,343,488
Multi-Utilities 0.5%
NorthWestern Corp.	63,860	3,812,442
Water Utilities 0.6%
American States Water Co.	44,123	2,555,163
California Water Service Group	45,815	2,077,710
Consolidated Water Co., Ltd.	8,394	105,764
Total		4,738,637
Total Utilities		28,168,868
Total Common Stocks (Cost $725,534,430)		793,264,716

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	99

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Exchange-Traded Funds 0.3%
	Shares	Value ($)
iShares S&P Small-Cap 600 Value ETF	13,637	2,094,234
Total Exchange-Traded Funds (Cost $1,875,319)		2,094,234

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(e),(f)	19,033,420	19,033,420
Total Money Market Funds (Cost $19,032,959)		19,033,420
Total Investments (Cost: $746,442,708)		814,392,370
Other Assets & Liabilities, Net		(995,354)
Net Assets		813,397,016

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2017, the value of these securities rounds to zero, which represents less than 0.01% of net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	33,091,132	454,510,270	(468,567,982)	19,033,420	161	502	257,248	19,033,420
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	84,045,193	—	—	—	84,045,193
Consumer Staples	18,163,700	—	—	—	18,163,700
Energy	37,693,359	—	—	—	37,693,359
Financials	225,207,872	—	—	—	225,207,872
Health Care	56,062,663	—	—	—	56,062,663
Industrials	142,176,151	—	—	—	142,176,151
Information Technology	104,177,884	—	—	—	104,177,884
Materials	41,582,604	—	—	—	41,582,604
Real Estate	52,556,247	—	—	—	52,556,247
Telecommunication Services	3,430,175	—	—	—	3,430,175
Utilities	28,168,868	—	—	—	28,168,868
Total Common Stocks	793,264,716	—	—	—	793,264,716
Exchange-Traded Funds	2,094,234	—	—	—	2,094,234
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	19,033,420	19,033,420
Total Investments	795,358,950	—	0*	19,033,420	814,392,370

*	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	101

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments
Variable Portfolio – Victory Sycamore Established Value Fund, December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 97.7%
Issuer	Shares	Value ($)
Consumer Discretionary 12.7%
Auto Components 1.4%
BorgWarner, Inc.	163,600	8,358,324
Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	81,600	7,835,232
Leisure Products 1.2%
Hasbro, Inc.	76,800	6,980,352
Media 4.0%
CBS Corp., Class B Non Voting	149,600	8,826,400
Cinemark Holdings, Inc.	243,600	8,482,152
Interpublic Group of Companies, Inc. (The)	308,900	6,227,424
Total		23,535,976
Specialty Retail 2.8%
AutoNation, Inc.(a)	141,300	7,252,929
Tiffany & Co.	84,900	8,825,355
Total		16,078,284
Textiles, Apparel & Luxury Goods 2.0%
VF Corp.	157,500	11,655,000
Total Consumer Discretionary		74,443,168
Consumer Staples 6.3%
Food & Staples Retailing 1.6%
SYSCO Corp.	150,400	9,133,792
Food Products 4.7%
Archer-Daniels-Midland Co.	382,300	15,322,584
Hormel Foods Corp.	96,800	3,522,552
Ingredion, Inc.	61,900	8,653,620
Total		27,498,756
Total Consumer Staples		36,632,548
Energy 6.0%
Oil, Gas & Consumable Fuels 6.0%
Cimarex Energy Co.	46,300	5,649,063
Devon Energy Corp.	215,400	8,917,560
Energen Corp.(a)	101,890	5,865,807
Parsley Energy, Inc., Class A(a)	276,100	8,128,384
PDC Energy, Inc.(a)	129,800	6,689,892
Total		35,250,706
Total Energy		35,250,706
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 19.3%
Banks 4.2%
Citizens Financial Group, Inc.	264,000	11,082,720
SunTrust Banks, Inc.	207,800	13,421,802
Total		24,504,522
Capital Markets 1.6%
E*TRADE Financial Corp.(a)	194,500	9,641,365
Insurance 13.5%
Aflac, Inc.	143,000	12,552,540
Alleghany Corp.(a)	19,000	11,325,710
Allstate Corp. (The)	62,500	6,544,375
American Financial Group, Inc.	50,900	5,524,686
Arthur J Gallagher & Co.	156,800	9,922,304
FNF Group	253,000	9,927,720
Markel Corp.(a)	7,600	8,657,388
Marsh & McLennan Companies, Inc.	55,460	4,513,890
WR Berkley Corp.	139,200	9,973,680
Total		78,942,293
Total Financials		113,088,180
Health Care 6.8%
Health Care Equipment & Supplies 1.7%
Hologic, Inc.(a)	230,500	9,853,875
Health Care Providers & Services 3.4%
HCA Healthcare, Inc.(a)	111,700	9,811,728
Quest Diagnostics, Inc.	100,900	9,937,641
Total		19,749,369
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	43,700	2,926,589
Pharmaceuticals 1.2%
Perrigo Co. PLC	83,500	7,277,860
Total Health Care		39,807,693
Industrials 15.7%
Aerospace & Defense 1.8%
Textron, Inc.	185,300	10,486,127
Building Products 1.1%
Owens Corning	68,240	6,273,986

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	103

Portfolio of Investments   (continued)
Variable Portfolio – Victory Sycamore Established Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.2%
Republic Services, Inc.	106,760	7,218,043
Construction & Engineering 1.8%
Quanta Services, Inc.(a)	268,600	10,504,946
Electrical Equipment 1.0%
Hubbell, Inc.	44,740	6,055,112
Machinery 7.0%
AGCO Corp.	118,000	8,428,740
Colfax Corp.(a)	100,500	3,981,810
Ingersoll-Rand PLC	102,200	9,115,218
PACCAR, Inc.	124,800	8,870,784
Parker-Hannifin Corp.	22,770	4,544,436
Xylem, Inc.	85,380	5,822,916
Total		40,763,904
Road & Rail 1.8%
Landstar System, Inc.	58,300	6,069,030
Old Dominion Freight Line, Inc.	34,000	4,472,700
Total		10,541,730
Total Industrials		91,843,848
Information Technology 14.2%
Communications Equipment 2.6%
Arris International PLC(a)	216,400	5,559,316
Motorola Solutions, Inc.	106,000	9,576,040
Total		15,135,356
Electronic Equipment, Instruments & Components 2.9%
Flex Ltd.(a)	541,900	9,748,781
Keysight Technologies, Inc.(a)	173,220	7,205,952
Total		16,954,733
IT Services 5.2%
Black Knight, Inc.(a)	95,722	4,226,126
DXC Technology Co.	101,490	9,631,401
Fidelity National Information Services, Inc.	101,260	9,527,554
MAXIMUS, Inc.	101,700	7,279,686
Total		30,664,767
Semiconductors & Semiconductor Equipment 0.6%
KLA-Tencor Corp.	33,470	3,516,693
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.6%
Nuance Communications, Inc.(a)	251,700	4,115,295
Synopsys, Inc.(a)	59,790	5,096,499
Total		9,211,794
Technology Hardware, Storage & Peripherals 1.3%
Hewlett Packard Enterprise Co.	539,300	7,744,348
Total Information Technology		83,227,691
Materials 10.4%
Chemicals 3.3%
Celanese Corp., Class A	81,200	8,694,896
Eastman Chemical Co.	69,700	6,457,008
International Flavors & Fragrances, Inc.	26,850	4,097,578
Total		19,249,482
Containers & Packaging 4.8%
AptarGroup, Inc.	64,750	5,586,630
Avery Dennison Corp.	63,630	7,308,542
Crown Holdings, Inc.(a)	157,616	8,865,900
Packaging Corp. of America	51,400	6,196,270
Total		27,957,342
Metals & Mining 2.3%
Reliance Steel & Aluminum Co.	161,872	13,886,999
Total Materials		61,093,823
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Lamar Advertising Co., Class A	119,700	8,886,528
National Retail Properties, Inc.	201,100	8,673,443
Total		17,559,971
Total Real Estate		17,559,971
Utilities 3.3%
Electric Utilities 2.1%
Alliant Energy Corp.	134,980	5,751,498
Xcel Energy, Inc.	137,182	6,599,826
Total		12,351,324

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Variable Portfolio Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Victory Sycamore Established Value Fund, December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.2%
DTE Energy Co.	62,330	6,822,642
Total Utilities		19,173,966
Total Common Stocks (Cost $467,204,264)		572,121,594

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(b),(c)	13,730,368	13,730,368
Total Money Market Funds (Cost $13,730,256)		13,730,368
Total Investments (Cost: $480,934,520)		585,851,962
Other Assets & Liabilities, Net		(183,841)
Net Assets		585,668,121
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	17,016,374	68,379,995	(71,666,001)	13,730,368	(386)	241	97,674	13,730,368
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	105

Portfolio of Investments   (continued)
Variable Portfolio – Victory Sycamore Established Value Fund, December 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	74,443,168	—	—	—	74,443,168
Consumer Staples	36,632,548	—	—	—	36,632,548
Energy	35,250,706	—	—	—	35,250,706
Financials	113,088,180	—	—	—	113,088,180
Health Care	39,807,693	—	—	—	39,807,693
Industrials	91,843,848	—	—	—	91,843,848
Information Technology	83,227,691	—	—	—	83,227,691
Materials	61,093,823	—	—	—	61,093,823
Real Estate	17,559,971	—	—	—	17,559,971
Utilities	19,173,966	—	—	—	19,173,966
Total Common Stocks	572,121,594	—	—	—	572,121,594
Money Market Funds	—	—	—	13,730,368	13,730,368
Total Investments	572,121,594	—	—	13,730,368	585,851,962
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Assets
Investments in unaffiliated issuers, at cost	$124,401,834	$5,452,039,545	$120,480,418
Investments in affiliated issuers, at cost	6,750,891	29,839,740	504,128
Investments in options purchased, at cost	—	1,206,000	347,172
Investments in unaffiliated issuers, at value	130,013,872	5,492,429,094	124,826,631
Investments in affiliated issuers, at value	6,751,115	29,842,175	504,140
Investments in options purchased, at value	—	543,992	248,235
Cash	244	—	—
Foreign currency (identified cost $240,072, $—, $813,802)	240,653	—	823,731
Cash collateral held at broker for:
Swap contracts	260,000	10,983,000	—
TBA	—	100,000	—
Margin deposits on:
Futures contracts	737,747	—	323,420
Swap contracts	1,985,460	—	337,590
Unrealized appreciation on forward foreign currency exchange contracts	1,570,558	—	737,248
Unrealized appreciation on swap contracts	—	471,271	23,398
Upfront payments on swap contracts	176,289	1,710,934	—
Receivable for:
Investments sold	27,012	52,745,202	—
Investments sold on a delayed delivery basis	—	28,000	—
Capital shares sold	32,877	41,926	—
Dividends	5,915	165,378	744
Interest	1,300,544	26,396,807	328,604
Foreign tax reclaims	309,078	11,073	12,063
Variation margin for futures contracts	65,148	302,568	36,806
Variation margin for swap contracts	54,740	—	12,465
Expense reimbursement due from Investment Manager	33,650	—	13,403
Prepaid expenses	1,856	11,416	1,821
Total assets	143,566,758	5,615,782,836	128,230,299
Liabilities
Option contracts written, at value (premiums received $—, $—, $73,237)	—	—	54,434
Forward sale commitments, at value (proceeds receivable $—, $45,134,375, $—)	—	45,175,627	—
Due to custodian	—	1,625,317	10,000
Unrealized depreciation on forward foreign currency exchange contracts	1,256,675	—	1,296,136
Unrealized depreciation on swap contracts	173,120	8,244,409	238,942
Upfront receipts on swap contracts	208,000	9,832,762	—
Payable for:
Investments purchased	5,040	17,846	295,996
Investments purchased on a delayed delivery basis	30,845	647,679,651	—
Capital shares purchased	242,946	4,577,971	149,982
Variation margin for futures contracts	20,516	225,688	28,084
Variation margin for swap contracts	32,989	629,756	37,776
Interest on forward sale commitments	—	42,778	—
Management services fees	72,794	62,779	51,125
Distribution and/or service fees	14,952	2,373	13,890
Service fees	6,705	31,718	6,010
Compensation of board members	104,613	317,428	154,024
Compensation of chief compliance officer	33	1,088	28
Other expenses	69,818	132,862	68,095
Total liabilities	2,239,046	718,600,053	2,404,522
Net assets applicable to outstanding capital stock	$141,327,712	$4,897,182,783	$125,825,777
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	107

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Represented by
Paid in capital	$139,306,365	$4,720,217,175	$126,662,382
Undistributed (excess of distributions over) net investment income	2,198,213	121,668,053	(2,786,469)
Accumulated net realized gain (loss)	(4,254,132)	28,879,424	(1,568,175)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	5,612,038	40,389,549	4,346,213
Investments - affiliated issuers	224	2,435	12
Foreign currency translations	162,897	—	16,559
Forward sale commitments	—	(41,252)	—
Forward foreign currency exchange contracts	313,883	—	(558,888)
Futures contracts	(7,387)	(540,619)	48,716
Options purchased	—	(662,008)	(98,937)
Options contracts written	—	—	18,803
Swap contracts	(2,004,389)	(12,729,974)	(254,439)
Total - representing net assets applicable to outstanding capital stock	$141,327,712	$4,897,182,783	$125,825,777
Class 1
Net assets	$9,666	$4,242,172,982	$11,277
Shares outstanding	1,070	409,373,135	2,060
Net asset value per share	$9.03	$10.36	$5.47
Class 2
Net assets	$9,719,290	$37,866,229	$13,985,693
Shares outstanding	1,090,879	3,668,182	2,604,790
Net asset value per share	$8.91	$10.32	$5.37
Class 3
Net assets	$131,598,756	$617,143,572	$111,828,807
Shares outstanding	14,650,835	59,495,496	20,508,711
Net asset value per share	$8.98	$10.37	$5.45
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – MFS® Blended Research® Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Victory Sycamore Established Value Fund
Assets
Investments in unaffiliated issuers, at cost	$1,615,517,077	$727,409,749	$467,204,264
Investments in affiliated issuers, at cost	7,891,513	19,032,959	13,730,256
Investments in unaffiliated issuers, at value	1,980,624,997	795,358,950	572,121,594
Investments in affiliated issuers, at value	7,891,513	19,033,420	13,730,368
Receivable for:
Investments sold	—	1,182,988	1,205,202
Capital shares sold	144,065	5,011	—
Dividends	1,864,451	1,137,458	770,632
Foreign tax reclaims	42,814	2,479	9,198
Prepaid expenses	5,173	3,130	2,575
Total assets	1,990,573,013	816,723,436	587,839,569
Liabilities
Due to custodian	7,616	—	108,549
Payable for:
Investments purchased	—	1,553,431	1,449,059
Capital shares purchased	2,127,772	1,053,660	143,393
Management services fees	1,096,835	551,843	353,090
Distribution and/or service fees	6,339	13,457	13,692
Service fees	2,596	6,290	4,666
Compensation of board members	126,997	109,742	55,942
Compensation of chief compliance officer	395	175	112
Other expenses	42,407	37,822	42,945
Total liabilities	3,410,957	3,326,420	2,171,448
Net assets applicable to outstanding capital stock	$1,987,162,056	$813,397,016	$585,668,121
Represented by
Trust capital	$1,987,162,056	$813,397,016	$585,668,121
Total - representing net assets applicable to outstanding capital stock	$1,987,162,056	$813,397,016	$585,668,121
Class 1
Net assets	$1,934,400,470	$686,191,325	$487,244,787
Shares outstanding	94,462,083	24,495,658	18,544,621
Net asset value per share	$20.48	$28.01	$26.27
Class 2
Net assets	$10,507,225	$6,814,159	$40,476,919
Shares outstanding	522,251	247,997	1,569,448
Net asset value per share	$20.12	$27.48	$25.79
Class 3
Net assets	$42,254,361	$120,391,532	$57,946,415
Shares outstanding	2,082,818	4,342,318	2,224,803
Net asset value per share	$20.29	$27.73	$26.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	109

Statement of Operations
Year Ended December 31, 2017
	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$4,835,274	$—
Dividends — affiliated issuers	76,062	619,390	13,638
Interest	5,872,327	155,098,121	2,254,762
Foreign taxes withheld	(3,735)	(2,013)	(18,537)
Total income	5,944,654	160,550,772	2,249,863
Expenses:
Management services fees	969,123	23,459,005	667,016
Distribution and/or service fees
Class 2	22,866	89,855	32,444
Class 3	174,941	818,312	147,248
Service fees
Class 1	4	174,847	4
Class 2	2,803	1,515	4,063
Class 3	40,695	25,906	34,192
Transfer agent fees
Class 1	3	1,309,491	3
Class 2	2,680	10,395	3,721
Class 3	43,220	200,854	36,460
Compensation of board members	28,176	125,407	35,483
Custodian fees	61,660	90,837	44,598
Printing and postage fees	57,371	140,292	41,440
Audit fees	45,646	47,664	49,396
Legal fees	7,651	46,873	7,508
Compensation of chief compliance officer	34	1,076	28
Other	9,671	91,272	9,282
Total expenses	1,466,544	26,633,601	1,112,886
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(259,620)	—	(117,830)
Total net expenses	1,206,924	26,633,601	995,056
Net investment income	4,737,730	133,917,171	1,254,807
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(505,460)	$60,414,451	$1,914,398
Investments — affiliated issuers	(1,176)	(19,097)	(2)
Foreign currency translations	151,172	(37,056)	111,921
Forward foreign currency exchange contracts	(1,444,421)	(15,256)	(4,366,440)
Futures contracts	(674,534)	(13,315,005)	(1,022)
Options purchased	—	3,629,235	(751,748)
Options contracts written	—	1,912,775	342,497
Swap contracts	(4,189,832)	(13,007,448)	(116,317)
Net realized gain (loss)	(6,664,251)	39,562,599	(2,866,713)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,067,772	46,681,501	6,679,564
Investments — affiliated issuers	224	2,435	205
Foreign currency translations	214,799	140	100,280
Forward sale commitments	—	(41,252)	—
Forward foreign currency exchange contracts	3,429,988	13,944	(1,729,227)
Futures contracts	(9,124)	(93,260)	61,656
Options purchased	—	(5,074,975)	(9,606)
Options contracts written	—	(236,295)	(7,690)
Swap contracts	(188,851)	(22,315,731)	(80,303)
Net change in unrealized appreciation (depreciation)	10,514,808	18,936,507	5,014,879
Net realized and unrealized gain	3,850,557	58,499,106	2,148,166
Net increase in net assets resulting from operations	$8,588,287	$192,416,277	$3,402,973
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	111

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – MFS® Blended Research® Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund	Variable Portfolio – Victory Sycamore Established Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$33,652,795	$12,956,570	$7,902,625
Dividends — affiliated issuers	93,925	257,248	97,674
Foreign taxes withheld	—	(22,210)	(7,376)
Total income	33,746,720	13,191,608	7,992,923
Expenses:
Management services fees	12,970,751	6,890,852	4,039,577
Distribution and/or service fees
Class 2	24,111	15,556	83,079
Class 3	52,763	154,663	66,328
Service fees
Class 1	15,161	32,071	22,915
Class 2	83	311	1,832
Class 3	343	5,837	2,782
Transfer agent fees
Class 1	526,010	209,487	127,512
Class 2	2,765	1,805	9,021
Class 3	12,815	38,085	15,251
Compensation of board members	53,772	37,810	25,616
Custodian fees	12,519	34,699	12,402
Printing and postage fees	14,246	64,831	24,947
Audit fees	30,606	30,605	30,605
Legal fees	21,448	13,156	10,759
Compensation of chief compliance officer	389	196	86
Other	36,350	22,349	14,628
Total expenses	13,774,132	7,552,313	4,487,340
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(15,574)	—	(112)
Total net expenses	13,758,558	7,552,313	4,487,228
Net investment income	19,988,162	5,639,295	3,505,695
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	94,236,267	138,855,557	29,761,960
Investments — affiliated issuers	(76)	161	(386)
Net realized gain	94,236,191	138,855,718	29,761,574
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	231,398,310	(88,664,751)	45,302,717
Investments — affiliated issuers	16	502	241
Net change in unrealized appreciation (depreciation)	231,398,326	(88,664,249)	45,302,958
Net realized and unrealized gain	325,634,517	50,191,469	75,064,532
Net increase in net assets resulting from operations	$345,622,679	$55,830,764	$78,570,227
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets
	Columbia Variable Portfolio – Global Bond Fund		Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$4,737,730	$5,368,985	$133,917,171	$150,600,715
Net realized gain (loss)	(6,664,251)	(13,581,695)	39,562,599	17,759,161
Net change in unrealized appreciation (depreciation)	10,514,808	7,309,321	18,936,507	77,747,540
Net increase (decrease) in net assets resulting from operations	8,588,287	(903,389)	192,416,277	246,107,416
Distributions to shareholders
Net investment income
Class 1	—	—	(121,092,237)	(82,297,082)
Class 2	—	—	(911,274)	(465,389)
Class 3	—	—	(17,404,623)	(12,198,509)
Net realized gains
Class 1	—	(259)	(36,670,304)	(2,794,513)
Class 2	—	(255,165)	(302,699)	(18,428)
Class 3	—	(4,509,848)	(5,503,958)	(445,987)
Total distributions to shareholders	—	(4,765,272)	(181,885,095)	(98,219,908)
Decrease in net assets from capital stock activity	(22,932,469)	(27,001,938)	(220,349,899)	(230,494,069)
Total decrease in net assets	(14,344,182)	(32,670,599)	(209,818,717)	(82,606,561)
Net assets at beginning of year	155,671,894	188,342,493	5,107,001,500	5,189,608,061
Net assets at end of year	$141,327,712	$155,671,894	$4,897,182,783	$5,107,001,500
Undistributed net investment income	$2,198,213	$2,753,086	$121,668,053	$128,047,972
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	113

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund		Variable Portfolio – MFS® Blended Research® Core Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$1,254,807	$62,597	$19,988,162	$23,547,703
Net realized gain (loss)	(2,866,713)	3,318,951	94,236,191	144,171,543
Net change in unrealized appreciation (depreciation)	5,014,879	7,967,515	231,398,326	(8,241,772)
Net increase in net assets resulting from operations	3,402,973	11,349,063	345,622,679	159,477,474
Distributions to shareholders
Net investment income
Class 1	(267)	—	—	—
Class 2	(300,097)	—	—	—
Class 3	(2,706,529)	—	—	—
Net realized gains
Class 1	(95)	—	—	—
Class 2	(119,222)	—	—	—
Class 3	(1,020,735)	—	—	—
Total distributions to shareholders	(4,146,945)	—	—	—
Decrease in net assets from capital stock activity	(7,541,479)	(20,422,401)	(80,144,860)	(184,562,722)
Total increase (decrease) in net assets	(8,285,451)	(9,073,338)	265,477,819	(25,085,248)
Net assets at beginning of year	134,111,228	143,184,566	1,721,684,237	1,746,769,485
Net assets at end of year	$125,825,777	$134,111,228	$1,987,162,056	$1,721,684,237
Excess of distributions over net investment income	$(2,786,469)	$(1,027,827)	$—	$—
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Small Cap Value Fund		Variable Portfolio – Victory Sycamore Established Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,639,295	$3,526,085	$3,505,695	$2,403,519
Net realized gain	138,855,718	27,562,613	29,761,574	7,338,524
Net change in unrealized appreciation (depreciation)	(88,664,249)	174,519,482	45,302,958	55,886,567
Net increase in net assets resulting from operations	55,830,764	205,608,180	78,570,227	65,628,610
Increase (decrease) in net assets from capital stock activity	(95,298,907)	(471,649,882)	27,083,877	195,890,109
Total increase (decrease) in net assets	(39,468,143)	(266,041,702)	105,654,104	261,518,719
Net assets at beginning of year	852,865,159	1,118,906,861	480,014,017	218,495,298
Net assets at end of year	$813,397,016	$852,865,159	$585,668,121	$480,014,017
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	115

Statement of Changes in Net Assets   (continued)
	Columbia Variable Portfolio – Global Bond Fund				Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	12,905,440	134,172,981	19,858,661	206,016,255
Distributions reinvested	—	—	28	259	15,391,468	157,762,541	8,134,952	85,091,595
Redemptions	—	—	—	—	(42,549,490)	(442,846,118)	(42,672,325)	(446,921,181)
Net increase (decrease)	—	—	28	259	(14,252,582)	(150,910,596)	(14,678,712)	(155,813,331)
Class 2
Subscriptions	152,979	1,334,835	136,841	1,231,319	753,607	7,818,634	1,268,475	13,114,671
Distributions reinvested	—	—	28,226	255,165	118,784	1,213,973	46,343	483,817
Redemptions	(107,458)	(934,118)	(145,487)	(1,292,754)	(517,891)	(5,376,526)	(489,562)	(5,069,477)
Net increase	45,521	400,717	19,580	193,730	354,500	3,656,081	825,256	8,529,011
Class 3
Subscriptions	210,273	1,821,462	90,865	835,627	508,073	5,276,655	748,713	7,802,466
Distributions reinvested	—	—	495,588	4,509,848	2,230,631	22,908,581	1,206,536	12,644,496
Redemptions	(2,860,647)	(25,154,648)	(3,602,738)	(32,541,402)	(9,715,215)	(101,280,620)	(9,959,047)	(103,656,711)
Net decrease	(2,650,374)	(23,333,186)	(3,016,285)	(27,195,927)	(6,976,511)	(73,095,384)	(8,003,798)	(83,209,749)
Total net decrease	(2,604,853)	(22,932,469)	(2,996,677)	(27,001,938)	(20,874,593)	(220,349,899)	(21,857,254)	(230,494,069)
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Variable Portfolio Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund				Variable Portfolio – MFS® Blended Research® Core Equity Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	8,686,986	159,250,376	3,654,330	59,220,233
Distributions reinvested	68	362	—	—	—	—	—	—
Redemptions	(94)	(515)	—	—	(12,453,421)	(231,182,586)	(14,653,344)	(235,134,598)
Net decrease	(26)	(153)	—	—	(3,766,435)	(71,932,210)	(10,999,014)	(175,914,365)
Class 2
Subscriptions	947,285	5,106,886	1,143,860	6,148,700	65,576	1,185,187	63,962	1,007,942
Distributions reinvested	80,329	419,319	—	—	—	—	—	—
Redemptions	(421,076)	(2,259,383)	(729,417)	(3,863,543)	(53,780)	(1,001,298)	(92,341)	(1,444,068)
Net increase (decrease)	606,538	3,266,822	414,443	2,285,157	11,796	183,889	(28,379)	(436,126)
Class 3
Subscriptions	1,086,644	5,867,619	657,581	3,506,015	37,510	702,255	66,161	1,025,564
Distributions reinvested	703,258	3,727,264	—	—	—	—	—	—
Redemptions	(3,755,628)	(20,403,031)	(4,937,655)	(26,213,573)	(494,012)	(9,098,794)	(581,049)	(9,237,795)
Net decrease	(1,965,726)	(10,808,148)	(4,280,074)	(22,707,558)	(456,502)	(8,396,539)	(514,888)	(8,212,231)
Total net decrease	(1,359,214)	(7,541,479)	(3,865,631)	(20,422,401)	(4,211,141)	(80,144,860)	(11,542,281)	(184,562,722)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2017	117

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Small Cap Value Fund				Variable Portfolio – Victory Sycamore Established Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	567,113	14,634,473	1,739,669	33,839,199	668,862	16,224,881	9,403,857	192,265,569
Redemptions	(3,331,611)	(88,394,920)	(21,848,290)	(481,872,026)	(191,247)	(4,585,003)	(733,595)	(14,534,093)
Net increase (decrease)	(2,764,498)	(73,760,447)	(20,108,621)	(448,032,827)	477,615	11,639,878	8,670,262	177,731,476
Class 2
Subscriptions	71,510	1,859,045	63,626	1,409,765	497,089	11,744,582	509,648	10,580,072
Redemptions	(47,145)	(1,220,805)	(35,883)	(764,473)	(100,766)	(2,397,700)	(115,661)	(2,244,631)
Net increase	24,365	638,240	27,743	645,292	396,323	9,346,882	393,987	8,335,441
Class 3
Subscriptions	55,671	1,445,466	111,087	2,121,232	457,727	10,744,773	562,326	11,528,988
Redemptions	(902,371)	(23,622,166)	(1,188,657)	(26,383,579)	(190,928)	(4,647,656)	(85,522)	(1,705,796)
Net increase (decrease)	(846,700)	(22,176,700)	(1,077,570)	(24,262,347)	266,799	6,097,117	476,804	9,823,192
Total net increase (decrease)	(3,586,833)	(95,298,907)	(21,158,448)	(471,649,882)	1,140,737	27,083,877	9,541,053	195,890,109
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Variable Portfolio Funds | Annual Report 2017

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Columbia Variable Portfolio Funds | Annual Report 2017	119

Financial Highlights
Columbia Variable Portfolio – Global Bond Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$8.53	0.29	0.21	0.50	—	—
12/31/2016	$8.85	0.29	(0.36)	(0.07)	—	(0.25)
12/31/2015	$10.26	0.30	(0.87)	(0.57)	—	(0.84)
12/31/2014	$10.60	0.32	(0.21)	0.11	—	(0.45)
12/31/2013	$12.20	0.30	(1.19)	(0.89)	(0.64)	(0.07)
Class 2
12/31/2017	$8.43	0.27	0.21	0.48	—	—
12/31/2016	$8.78	0.26	(0.36)	(0.10)	—	(0.25)
12/31/2015	$10.20	0.32	(0.90)	(0.58)	—	(0.84)
12/31/2014	$10.57	0.30	(0.22)	0.08	—	(0.45)
12/31/2013	$12.19	0.28	(1.19)	(0.91)	(0.64)	(0.07)
Class 3
12/31/2017	$8.49	0.28	0.21	0.49	—	—
12/31/2016	$8.83	0.27	(0.36)	(0.09)	—	(0.25)
12/31/2015	$10.25	0.33	(0.91)	(0.58)	—	(0.84)
12/31/2014	$10.59	0.31	(0.20)	0.11	—	(0.45)
12/31/2013	$12.21	0.29	(1.20)	(0.91)	(0.64)	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.03	5.86%	0.85%	0.68%	3.33%	37%	$10
(0.25)	$8.53	(1.00%)	0.79%	0.70%	3.17%	162%	$9
(0.84)	$8.85	(6.08%)	0.75%	0.75%	2.88%	109%	$9
(0.45)	$10.26	0.89%	0.74%	0.73%	3.02%	68%	$435,907
(0.71)	$10.60	(7.60%)	0.73%	0.72%	2.69%	46%	$556,739

—	$8.91	5.69%	1.10%	0.93%	3.07%	37%	$9,719
(0.25)	$8.43	(1.35%)	1.05%	0.95%	2.92%	162%	$8,812
(0.84)	$8.78	(6.22%)	1.04%	0.98%	3.30%	109%	$9,004
(0.45)	$10.20	0.60%	1.00%	0.98%	2.79%	68%	$9,375
(0.71)	$10.57	(7.83%)	0.98%	0.98%	2.53%	46%	$9,899

—	$8.98	5.77%	0.98%	0.80%	3.18%	37%	$131,599
(0.25)	$8.49	(1.23%)	0.92%	0.83%	3.03%	162%	$146,851
(0.84)	$8.83	(6.17%)	0.91%	0.86%	3.42%	109%	$179,329
(0.45)	$10.25	0.89%	0.87%	0.85%	2.90%	68%	$235,986
(0.71)	$10.59	(7.79%)	0.86%	0.85%	2.61%	46%	$293,552
Columbia Variable Portfolio Funds | Annual Report 2017	121

Financial Highlights
Columbia Variable Portfolio – Intermediate Bond Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$10.35	0.28	0.12	0.40	(0.30)	(0.09)
12/31/2016	$10.07	0.30	0.17	0.47	(0.18)	(0.01)
12/31/2015	$10.22	0.25	(0.22)	0.03	(0.15)	(0.03)
12/31/2014	$10.01	0.28	0.26	0.54	(0.28)	(0.05)
12/31/2013	$11.26	0.30	(0.56)	(0.26)	(0.50)	(0.49)
Class 2
12/31/2017	$10.31	0.25	0.12	0.37	(0.27)	(0.09)
12/31/2016	$10.03	0.27	0.18	0.45	(0.16)	(0.01)
12/31/2015	$10.19	0.22	(0.23)	(0.01)	(0.12)	(0.03)
12/31/2014	$9.98	0.26	0.26	0.52	(0.26)	(0.05)
12/31/2013	$11.22	0.27	(0.55)	(0.28)	(0.47)	(0.49)
Class 3
12/31/2017	$10.36	0.27	0.11	0.38	(0.28)	(0.09)
12/31/2016	$10.08	0.28	0.18	0.46	(0.17)	(0.01)
12/31/2015	$10.23	0.24	(0.22)	0.02	(0.14)	(0.03)
12/31/2014	$10.02	0.27	0.26	0.53	(0.27)	(0.05)
12/31/2013	$11.27	0.29	(0.56)	(0.27)	(0.49)	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.39)	$10.36	3.86%	0.51%	0.51%	2.69%	396%	$4,242,173
(0.19)	$10.35	4.68%	0.54%	0.54%	2.86%	400%	$4,384,210
(0.18)	$10.07	0.30%	0.54%	0.54%	2.42%	477%	$4,413,919
(0.33)	$10.22	5.47%	0.55%	0.55%	2.78%	271%	$2,042,053
(0.99)	$10.01	(2.25%)	0.55%	0.55%	2.81%	258%	$1,868,361

(0.36)	$10.32	3.61%	0.76%	0.76%	2.44%	396%	$37,866
(0.17)	$10.31	4.43%	0.79%	0.79%	2.60%	400%	$34,167
(0.15)	$10.03	(0.05%)	0.80%	0.80%	2.18%	477%	$24,967
(0.31)	$10.19	5.20%	0.80%	0.80%	2.53%	271%	$23,942
(0.96)	$9.98	(2.44%)	0.81%	0.81%	2.56%	258%	$24,527

(0.37)	$10.37	3.73%	0.64%	0.64%	2.56%	396%	$617,144
(0.18)	$10.36	4.54%	0.66%	0.66%	2.74%	400%	$688,625
(0.17)	$10.08	0.17%	0.67%	0.67%	2.30%	477%	$750,722
(0.32)	$10.23	5.32%	0.68%	0.68%	2.66%	271%	$886,140
(0.98)	$10.02	(2.39%)	0.68%	0.68%	2.68%	258%	$1,033,511
Columbia Variable Portfolio Funds | Annual Report 2017	123

Financial Highlights
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class 1
12/31/2017	$5.51	0.06	0.08	0.14	(0.13)	(0.05)
12/31/2016	$5.07	0.01	0.43	0.44	—	—
12/31/2015	$9.49	(0.07)	(0.01) (c)	(0.08)	(3.51)	(0.83)
12/31/2014	$8.74	0.10	0.65	0.75	—	—
12/31/2013	$9.56	0.07	(0.58)	(0.51)	(0.00) (e)	(0.31)
Class 2
12/31/2017	$5.41	0.05	0.08	0.13	(0.12)	(0.05)
12/31/2016	$4.99	0.00 (e)	0.42	0.42	—	—
12/31/2015	$9.41	(0.02)	(0.08) (c)	(0.10)	(3.49)	(0.83)
12/31/2014	$8.68	0.07	0.66	0.73	—	—
12/31/2013	$9.52	0.05	(0.58)	(0.53)	—	(0.31)
Class 3
12/31/2017	$5.49	0.05	0.08	0.13	(0.12)	(0.05)
12/31/2016	$5.06	0.00 (e)	0.43	0.43	—	—
12/31/2015	$9.48	(0.02)	(0.07) (c)	(0.09)	(3.50)	(0.83)
12/31/2014	$8.73	0.09	0.66	0.75	—	—
12/31/2013	$9.56	0.06	(0.58)	(0.52)	—	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Variable Portfolio Funds | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.18)	$5.47	2.66%	0.71%	0.62%	1.09%	99%	$11
—	$5.51	8.68%	0.68%	0.64%	0.18%	72%	$11
(4.34)	$5.07	(1.38%)	0.58%	0.58%	(0.77%)	89%	$11
—	$9.49	8.58%	0.57% (d)	0.57% (d)	1.14%	94%	$1,296,797
(0.31)	$8.74	(5.37%)	0.56%	0.56%	0.80%	97%	$1,765,508

(0.17)	$5.37	2.46%	0.97%	0.87%	0.86%	99%	$13,986
—	$5.41	8.42%	0.93%	0.89%	(0.07%)	72%	$10,801
(4.32)	$4.99	(1.64%)	0.89%	0.86%	(0.28%)	89%	$7,898
—	$9.41	8.41%	0.82% (d)	0.82% (d)	0.81%	94%	$7,022
(0.31)	$8.68	(5.61%)	0.81%	0.81%	0.57%	97%	$6,693

(0.17)	$5.45	2.54%	0.84%	0.75%	0.97%	99%	$111,829
—	$5.49	8.50%	0.80%	0.77%	0.05%	72%	$123,299
(4.33)	$5.06	(1.49%)	0.76%	0.74%	(0.23%)	89%	$135,276
—	$9.48	8.59%	0.69% (d)	0.69% (d)	1.00%	94%	$166,432
(0.31)	$8.73	(5.48%)	0.68%	0.68%	0.66%	97%	$198,342
Columbia Variable Portfolio Funds | Annual Report 2017	125

Financial Highlights
Variable Portfolio – MFS® Blended Research® Core Equity Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$17.00	0.20	3.28	3.48
12/31/2016	$15.49	0.22	1.29	1.51
12/31/2015	$15.40	0.64 (c)	(0.55)	0.09
12/31/2014	$13.76	0.24	1.40	1.64
12/31/2013	$10.71	0.22	2.83	3.05
Class 2
12/31/2017	$16.75	0.15	3.22	3.37
12/31/2016	$15.29	0.18	1.28	1.46
12/31/2015	$15.24	0.65 (d)	(0.60)	0.05
12/31/2014	$13.66	0.20	1.38	1.58
12/31/2013	$10.65	0.18	2.83	3.01
Class 3
12/31/2017	$16.87	0.18	3.24	3.42
12/31/2016	$15.38	0.20	1.29	1.49
12/31/2015	$15.31	0.62 (c)	(0.55)	0.07
12/31/2014	$13.70	0.22	1.39	1.61
12/31/2013	$10.67	0.20	2.83	3.03

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.43 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$20.48	20.47%	0.74%	0.74%	1.08%	51%	$1,934,400
$17.00	9.75%	0.79%	0.77%	1.39%	115%	$1,670,305
$15.49	0.58%	0.82%	0.77%	4.14%	67%	$1,691,555
$15.40	11.92%	0.82%	0.77%	1.65%	49%	$1,901,583
$13.76	28.48%	0.84%	0.77%	1.74%	29%	$1,454,206

$20.12	20.12%	0.99%	0.99%	0.83%	51%	$10,507
$16.75	9.55%	1.04%	1.02%	1.13%	115%	$8,549
$15.29	0.33%	1.07%	1.02%	4.22%	67%	$8,239
$15.24	11.57%	1.07%	1.02%	1.40%	49%	$6,188
$13.66	28.26%	1.09%	1.02%	1.49%	29%	$4,593

$20.29	20.27%	0.87%	0.87%	0.96%	51%	$42,254
$16.87	9.69%	0.92%	0.90%	1.27%	115%	$42,830
$15.38	0.46%	0.95%	0.89%	4.04%	67%	$46,975
$15.31	11.75%	0.95%	0.90%	1.52%	49%	$54,159
$13.70	28.40%	0.96%	0.90%	1.62%	29%	$59,983
Columbia Variable Portfolio Funds | Annual Report 2017	127

Financial Highlights
Variable Portfolio – Partners Small Cap Value Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations
Class 1
12/31/2017	$26.14	0.19	1.68	—	1.87
12/31/2016	$20.81	0.09	5.24	0.00 (c)	5.33
12/31/2015	$22.92	0.19	(2.30)	—	(2.11)
12/31/2014	$22.43	0.11	0.38	—	0.49
12/31/2013	$16.61	0.08	5.74	—	5.82
Class 2
12/31/2017	$25.71	0.13	1.64	—	1.77
12/31/2016	$20.51	0.04	5.16	0.00 (c)	5.20
12/31/2015	$22.65	0.14	(2.28)	—	(2.14)
12/31/2014	$22.22	0.06	0.37	—	0.43
12/31/2013	$16.50	0.03	5.69	—	5.72
Class 3
12/31/2017	$25.91	0.15	1.67	—	1.82
12/31/2016	$20.64	0.06	5.21	0.00 (c)	5.27
12/31/2015	$22.77	0.17	(2.30)	—	(2.13)
12/31/2014	$22.31	0.08	0.38	—	0.46
12/31/2013	$16.55	0.05	5.71	—	5.76

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Columbia Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$28.01	7.16%	0.91%	0.91%	0.72%	115%	$686,191
$26.14	25.61% (d)	1.02%	0.93%	0.40%	60%	$712,682
$20.81	(9.21%)	1.07%	0.93%	0.84%	48%	$985,530
$22.92	2.18%	1.05%	0.88%	0.50%	83%	$1,469,779
$22.43	35.04%	1.05%	0.89%	0.40%	69%	$1,673,954

$27.48	6.88%	1.16%	1.16%	0.49%	115%	$6,814
$25.71	25.35% (d)	1.25%	1.18%	0.17%	60%	$5,749
$20.51	(9.45%)	1.32%	1.18%	0.65%	48%	$4,017
$22.65	1.94%	1.30%	1.13%	0.25%	83%	$3,845
$22.22	34.67%	1.31%	1.14%	0.15%	69%	$3,715

$27.73	7.02%	1.04%	1.04%	0.59%	115%	$120,392
$25.91	25.53% (d)	1.13%	1.05%	0.29%	60%	$134,434
$20.64	(9.36%)	1.19%	1.05%	0.77%	48%	$129,360
$22.77	2.06%	1.17%	1.01%	0.37%	83%	$171,426
$22.31	34.80%	1.18%	1.01%	0.28%	69%	$211,018
Columbia Variable Portfolio Funds | Annual Report 2017	129

Financial Highlights
Variable Portfolio – Victory Sycamore Established Value Fund
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
12/31/2017	$22.68	0.17	3.42	3.59
12/31/2016	$18.78	0.15	3.75	3.90
12/31/2015	$18.73	0.14	(0.09) (c)	0.05
12/31/2014	$16.69	0.19	1.85	2.04
12/31/2013	$12.27	0.11	4.31	4.42
Class 2
12/31/2017	$22.32	0.11	3.36	3.47
12/31/2016	$18.52	0.10	3.70	3.80
12/31/2015	$18.52	0.12	(0.12) (c)	0.00 (e)
12/31/2014	$16.55	0.17	1.80	1.97
12/31/2013	$12.20	0.08	4.27	4.35
Class 3
12/31/2017	$22.51	0.14	3.40	3.54
12/31/2016	$18.66	0.12	3.73	3.85
12/31/2015	$18.63	0.14	(0.11) (c)	0.03
12/31/2014	$16.63	0.18	1.82	2.00
12/31/2013	$12.24	0.09	4.30	4.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
130	Columbia Variable Portfolio Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$26.27	15.83%	0.82%	0.82%	0.69%	41%	$487,245
$22.68	20.77%	0.88%	0.86%	0.71%	46%	$409,756
$18.78	0.27%	0.91%	0.89%	0.71%	53%	$176,428
$18.73	12.22%	0.90%	0.89%	1.10%	45%	$814,123
$16.69	36.02%	0.89% (d)	0.88% (d)	0.74%	45%	$1,006,504

$25.79	15.55%	1.07%	1.07%	0.46%	41%	$40,477
$22.32	20.52%	1.14%	1.11%	0.49%	46%	$26,182
$18.52	0.00% (e)	1.18%	1.14%	0.63%	53%	$14,431
$18.52	11.90%	1.15%	1.15%	0.97%	45%	$9,040
$16.55	35.66%	1.15% (d)	1.13% (d)	0.54%	45%	$7,189

$26.05	15.73%	0.95%	0.95%	0.57%	41%	$57,946
$22.51	20.63%	1.01%	0.99%	0.61%	46%	$44,076
$18.66	0.16%	1.05%	1.02%	0.73%	53%	$27,637
$18.63	12.03%	1.02%	1.02%	1.04%	45%	$22,804
$16.63	35.87%	1.02% (d)	1.01% (d)	0.64%	45%	$21,928
Columbia Variable Portfolio Funds | Annual Report 2017	131

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – Global Bond Fund; Columbia Variable Portfolio – Intermediate Bond Fund; Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund; Variable Portfolio – MFS® Blended Research® Core Equity Fund; Variable Portfolio – Partners Small Cap Value Fund and Variable Portfolio – Victory Sycamore Established Value Fund.
Each Fund, other than Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
132	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
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Notes to Financial Statements  (continued)
December 31, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its
134	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Columbia Variable Portfolio — Global Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
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Notes to Financial Statements  (continued)
December 31, 2017
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain Funds purchased and/or wrote options contracts as detailed below:
Options contracts	Funds
To hedge portfolio exposures	Columbia Variable Portfolio — Intermediate Bond Fund
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To hedge the fair value of other Fund investments	Columbia Variable Portfolio — Intermediate Bond Fund
These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by a Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or
136	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to a single issuer of debt securities	Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure	Columbia Variable Portfolio — Intermediate Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund
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Notes to Financial Statements  (continued)
December 31, 2017
may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
Certain Funds entered into interest rate swap contracts as detailed below:
Interest rate swap contracts	Funds
To gain exposure or to protect itself from market rate change	Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund
To attain desired breakeven inflation exposure	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To hedge the portfolio risk associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are
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Notes to Financial Statements  (continued)
December 31, 2017
considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Global Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	176,289
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,570,558
Interest rate risk	Net assets — unrealized appreciation on futures contracts	197,030*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	7,850*
Total		1,951,727

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	670,238*
Credit risk	Upfront receipts on swap contracts	208,000
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,256,675
Interest rate risk	Net assets — unrealized depreciation on futures contracts	204,417*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,342,001*
Total		3,681,331

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio Funds | Annual Report 2017	139

Notes to Financial Statements  (continued)
December 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(3,493,154)	(3,493,154)
Foreign exchange risk	(1,444,421)	—	—	(1,444,421)
Interest rate risk	—	(674,534)	(696,677)	(1,371,106)
Total	(1,444,421)	(674,534)	(4,189,831)	(6,308,681)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(55,175)	(55,175)
Foreign exchange risk	3,429,988	—	—	3,429,988
Interest rate risk	—	(9,124)	(133,676)	(142,800)
Total	3,429,988	(9,124)	(188,851)	3,232,013
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	171,821,369
Futures contracts — short	158,252,095
Credit default swap contracts — buy protection	77,380,125
Credit default swap contracts — sell protection	1,750,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,597,476	(1,770,406)
Interest rate swap contracts	147,487	(1,376,097)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Columbia Variable Portfolio – Intermediate Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	471,271*
Credit risk	Upfront payments on swap contracts	1,710,934
Interest rate risk	Net assets — unrealized appreciation on futures contracts	125,681*
Interest rate risk	Investments, at value — Options purchased	543,992
Total		2,851,878

140	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	13,201,245*
Credit risk	Upfront receipts on swap contracts	9,832,762
Interest rate risk	Net assets — unrealized depreciation on futures contracts	666,300*
Total		23,700,307

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(13,007,448)	(13,007,448)
Foreign exchange risk	(15,256)	—	—	—	—	(15,256)
Interest rate risk	—	(13,315,005)	1,912,775	3,629,235	—	(7,772,995)
Total	(15,256)	(13,315,005)	1,912,775	3,629,235	(13,007,448)	(20,795,699)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(22,315,731)	(22,315,731)
Foreign exchange risk	13,944	—	—	—	—	13,944
Interest rate risk	—	(93,260)	(236,295)	(5,074,975)	—	(5,404,530)
Total	13,944	(93,260)	(236,295)	(5,074,975)	(22,315,731)	(27,706,317)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	254,472,008
Futures contracts — short	208,483,459
Credit default swap contracts — buy protection	1,044,866,750
Credit default swap contracts — sell protection	1,467,204,243

Derivative instrument	Average value ($)*
Options contracts — purchased	741,870
Options contracts — written	(161,412)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	2,593	(2,763)

Columbia Variable Portfolio Funds | Annual Report 2017	141

Notes to Financial Statements  (continued)
December 31, 2017
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2017.
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	737,248
Interest rate risk	Net assets — unrealized appreciation on futures contracts	189,075*
Interest rate risk	Investments, at value — Options purchased	248,235
Interest rate risk	Net assets — unrealized appreciation on swap contracts	133,858*
Total		1,308,416

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,296,136
Interest rate risk	Net assets — unrealized depreciation on futures contracts	140,359*
Interest rate risk	Options contracts written, at value	54,434
Interest rate risk	Net assets — unrealized depreciation on swap contracts	388,297*
Total		1,879,226

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(4,366,440)	—	124,739	(258,435)	—	(4,500,136)
Interest rate risk	—	(1,022)	217,758	(493,313)	(116,317)	(392,894)
Total	(4,366,440)	(1,022)	342,497	(751,748)	(116,317)	(4,893,030)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(1,729,227)	—	19,126	45,278	—	(1,664,823)
Interest rate risk	—	61,656	(26,816)	(54,884)	(80,303)	(100,347)
Total	(1,729,227)	61,656	(7,690)	(9,606)	(80,303)	(1,765,170)
142	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	28,039,915
Futures contracts — short	47,931,384

Derivative instrument	Average value ($)*
Options contracts — purchased	256,282
Options contracts — written	(85,671)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	589,827	(1,205,152)
Interest rate swap contracts	144,653	(482,086)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Variable Portfolio Funds | Annual Report 2017	143

Notes to Financial Statements  (continued)
December 31, 2017
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward Sale Commitments
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
144	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Columbia Variable Portfolio – Global Bond Fund
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	7,049	-	-	7,049
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	47,691	-	-	47,691
Forward foreign currency exchange contracts	-	23,426	589,522	-	381,774	532,918	-	3,539	39,379	1,570,558
OTC credit default swap contracts (c)	27,416	22,002	-	-	-	-	-	-	-	49,418
Total assets	27,416	45,428	589,522	-	381,774	532,918	54,740	3,539	39,379	1,674,716
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	24,872	-	-	24,872
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	8,117	-	-	8,117
Forward foreign currency exchange contracts	-	1,186	-	-	944,234	311,255	-	-	-	1,256,675
OTC credit default swap contracts (c)	-	-	-	254,249	-	-	-	-	-	254,249
Total liabilities	-	1,186	-	254,249	944,234	311,255	32,989	-	-	1,543,913
Total financial and derivative net assets	27,416	44,242	589,522	(254,249)	(562,460)	221,663	21,751	3,539	39,379	130,803
Total collateral received (pledged) (d)	27,416	-	-	(254,249)	-	-	-	-	-	(226,833)
Net amount (e)	-	44,242	589,522	-	(562,460)	221,663	21,751	3,539	39,379	357,636

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Columbia Variable Portfolio Funds | Annual Report 2017	145

Notes to Financial Statements  (continued)
December 31, 2017
Columbia Variable Portfolio – Intermediate Bond Fund
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased calls	-	450	-	-	-	-	-	450
Options purchased puts	-	543,542	-	-	-	-	-	543,542
OTC credit default swap contracts (b)	231,544	-	-	57,272	875,016	115,169	-	1,279,001
Total assets	231,544	543,992	-	57,272	875,016	115,169	-	1,822,993
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	-	629,756	629,756
OTC credit default swap contracts (b)	-	198,217	4,703,744	3,801,290	3,081,199	5,389,517	-	17,173,967
Total liabilities	-	198,217	4,703,744	3,801,290	3,081,199	5,389,517	629,756	17,803,723
Total financial and derivative net assets	231,544	345,775	(4,703,744)	(3,744,018)	(2,206,183)	(5,274,348)	(629,756)	(15,980,730)
Total collateral received (pledged) (d)	231,544	345,775	(4,700,000)	(3,744,018)	(2,155,938)	(5,274,348)	(629,756)	(15,926,741)
Net amount (e)	-	-	(3,744)	-	(50,245)	-	-	(53,989)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
146	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	12,465	12,465
Forward foreign currency exchange contracts	50,469	686,779	-	737,248
Options purchased puts	-	248,235	-	248,235
OTC interest rate swap contracts (b)	-	23,398	-	23,398
Total assets	50,469	958,412	12,465	1,021,346
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	37,776	37,776
Forward foreign currency exchange contracts	56,153	1,239,983	-	1,296,136
Options contracts written	-	54,434	-	54,434
OTC interest rate swap contracts (b)	-	238,942	-	238,942
Total liabilities	56,153	1,533,359	37,776	1,627,288
Total financial and derivative net assets	(5,684)	(574,947)	(25,311)	(605,942)
Total collateral received (pledged) (c)	-	(301,904)	(25,311)	(327,215)
Net amount (d)	(5,684)	(273,043)	-	(278,727)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are
Columbia Variable Portfolio Funds | Annual Report 2017	147

Notes to Financial Statements  (continued)
December 31, 2017
allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Variable Portfolio – Partners Small Cap Value Fund and Variable Portfolio – Victory Sycamore Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – Intermediate Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
148	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Global Bond Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio – Intermediate Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3.  Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreement note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
Columbia Variable Portfolio Funds | Annual Report 2017	149

Notes to Financial Statements  (continued)
December 31, 2017
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2017, were as follows:
	High (%)	Low (%)	Effective management services fee (%)
Columbia Variable Portfolio – Global Bond Fund	0.65	0.52	0.65
Columbia Variable Portfolio – Intermediate Bond Fund	0.50	0.34	0.47
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.51	0.29	0.51
Variable Portfolio – MFS® Blended Research® Core Equity Fund	0.77	0.57	0.70
Variable Portfolio – Partners Small Cap Value Fund	0.87	0.75	0.85
Variable Portfolio – Victory Sycamore Established Value Fund	0.77	0.57	0.77
Subadvisory agreement
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc.
Variable Portfolio — MFS® Blended Research® Core Equity Fund	Massachusetts Financial Services Company
Variable Portfolio — Partners Small Cap Value Fund	Denver Investment Advisors LLC Jacobs Levy Equity Management, Inc.(a) Nuveen Asset Management, LLC(a) Segall Bryant & Hamill, LLC
Variable Portfolio — Victory Sycamore Established Value Fund	Victory Capital Management Inc.
(a)	Effective May 1, 2017, the Investment Manager entered into a Subadvisory Agreement with each of Jacobs Levy Equity Management, Inc. and Nuveen Asset Management, LLC to serve as a subadviser to the Fund. Prior to May 1, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC, River Road Asset Management, LLC and Snow Capital Management L.P. each served as a subadviser to the Fund.
For Variable Portfolio - Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to Columbia Variable Portfolio – Global Bond Fund on behalf of the Investment Manager.
150	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Funds and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were as follows:
Fund	Amount ($)
Columbia Variable Portfolio – Global Bond Fund	900
Columbia Variable Portfolio – Intermediate Bond Fund	5,772
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	879
Variable Portfolio – MFS® Blended Research® Core Equity Fund	2,501
Variable Portfolio – Partners Small Cap Value Fund	1,590
Variable Portfolio – Victory Sycamore Established Value Fund	1,237
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended December 31, 2017, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio – Intermediate Bond Fund	16,029,369	—	—
Variable Portfolio – MFS® Blended Research® Core Equity Fund	—	13,797,304	(53,228)
Service fees
Effective July 1, 2017, each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
Columbia Variable Portfolio Funds | Annual Report 2017	151

Notes to Financial Statements  (continued)
December 31, 2017
For the year ended December 31, 2017, each Fund’s effective service fee rates as a percentage of each Fund’s average daily net assets were as follows:
Effective service fee (%)
Columbia Variable Portfolio – Global Bond Fund	0.03
Columbia Variable Portfolio – Intermediate Bond Fund	0.00
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.03
Variable Portfolio – MFS® Blended Research® Core Equity Fund	0.00
Variable Portfolio – Partners Small Cap Value Fund	0.00
Variable Portfolio – Victory Sycamore Established Value Fund	0.01
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Transfer agency fees
Prior to July 1, 2017, each Fund was a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.06% of each Fund’s average daily net assets attributable to each share class. Effective July 1, 2017, each Fund no longer pays a transfer agency fee. Each Fund’s effective transfer agency fee rate for the year ended December 31, 2017 was 0.03% of each Fund’s average daily net assets attributable to each share class.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018			Prior to May 1, 2017
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio — Global Bond Fund	0.67	0.92	0.795	0.69	0.94	0.815
Columbia Variable Portfolio — Intermediate Bond Fund	0.56	0.81	0.685	0.56	0.81	0.685
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.61	0.86	0.735	0.65	0.90	0.775
Variable Portfolio — MFS® Blended Research® Core Equity Fund	0.75	1.00	0.875	0.77	1.02	0.895
Variable Portfolio — Partners Small Cap Value Fund	0.93	1.18	1.055	0.93	1.18	1.055
Variable Portfolio — Victory Sycamore Established Value Fund	0.86	1.11	0.985	0.85	1.10	0.975
Columbia Variable Portfolio - Intermediate Bond Fund had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were 0.57% for Class 1 shares, 0.82% for Class 2 shares and 0.695% for Class 3 shares under the voluntary expense reimbursement arrangement. The expense caps listed in the above table were effective July 1, 2017.
152	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio - Partners Small Cap Value Fund and Variable Portfolio - Victory Sycamore Established Value Fund each had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, net operating loss reclassification and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Variable Portfolio – Global Bond Fund	(5,292,603)	5,292,602	1
Columbia Variable Portfolio – Intermediate Bond Fund	(888,956)	888,956	—
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	(6,556)	3,570,768	(3,564,212)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2017			Year Ended December 31, 2016
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Variable Portfolio – Global Bond Fund	—	—	—	—	4,765,272	4,765,272
Columbia Variable Portfolio – Intermediate Bond Fund	165,269,860	16,615,235	181,885,095	94,960,980	3,258,928	98,219,908
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	3,732,878	414,067	4,146,945	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Variable Portfolio Funds | Annual Report 2017	153

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Variable Portfolio – Global Bond Fund	5,471,026	—	(4,088,027)	742,553
Columbia Variable Portfolio – Intermediate Bond Fund	106,255,565	33,508,870	—	37,516,157
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	—	656,061	—	(1,355,601)
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Variable Portfolio – Global Bond Fund	134,487,438	3,610,675	(2,868,122)	742,553
Columbia Variable Portfolio – Intermediate Bond Fund	5,470,781,259	72,620,561	(35,104,404)	37,516,157
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	126,188,799	733,342	(2,088,943)	(1,355,601)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Variable Portfolio – Global Bond Fund	—	—	1,965,004	2,123,023	4,088,027	—	—	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – Global Bond Fund	51,093,082	68,428,821	16,539,352	18,817,406
Columbia Variable Portfolio – Intermediate Bond Fund	22,361,777,467	22,792,359,037	18,309,730,175	18,945,523,104
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	126,914,386	139,562,272	53,965,485	61,648,208
Variable Portfolio – MFS® Blended Research® Core Equity Fund	945,674,362	1,000,423,238	—	—
Variable Portfolio – Partners Small Cap Value Fund	908,938,852	984,671,090	—	—
Variable Portfolio – Victory Sycamore Established Value Fund	239,736,603	211,263,218	—	—
154	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
No Fund had borrowings during the year ended December 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – Intermediate Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Financial sector risk
Variable Portfolio - Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive
Columbia Variable Portfolio Funds | Annual Report 2017	155

Notes to Financial Statements  (continued)
December 31, 2017
governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio Fund — BlackRock Global Inflation-Protected Securities Fund concentrates their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by Columbia Variable Portfolio — Global Bond Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation protected securities risk
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund’s debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfoio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
156	Columbia Variable Portfolio Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
Columbia Variable Portfolio – Global Bond Fund and Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2017, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
Variable Portfolio — MFS® Blended Research® Core Equity Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio Funds | Annual Report 2017	157

Notes to Financial Statements  (continued)
December 31, 2017
Effective May 1, 2018, the following Funds will be renamed:
Current Fund names	New Fund names
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	CTIVP SM — BlackRock Global Inflation-Protected Securities Fund
Variable Portfolio — MFS® Blended Research® Core Equity Fund	CTIVP SM — MFS® Blended Research® Core Equity Fund
Variable Portfolio — Victory Sycamore Established Value Fund	CTIVP SM — Victory Sycamore Established Value Fund
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
158	Columbia Variable Portfolio Funds | Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Global Bond Fund, Columbia Variable Portfolio - Intermediate Bond Fund, Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio - MFS® Blended Research® Core Equity Fund, Variable Portfolio - Partners Small Cap Value Fund and Variable Portfolio - Victory Sycamore Established Value Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Global Bond Fund, Columbia Variable Portfolio - Intermediate Bond Fund, Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio - MFS® Blended Research® Core Equity Fund, Variable Portfolio - Partners Small Cap Value Fund and Variable Portfolio - Victory Sycamore Established Value Fund(six of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio Funds | Annual Report 2017	159

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2017.
	Dividends received deduction	Capital gain dividend
Columbia Variable Portfolio – Intermediate Bond Fund	0.99%	$35,656,178
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	0.00%	$770,383
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
160	Columbia Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
Columbia Variable Portfolio Funds | Annual Report 2017	161

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
162	Columbia Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Variable Portfolio Funds | Annual Report 2017	163

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
164	Columbia Variable Portfolio Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio Funds | Annual Report 2017	165

Additional Information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
166	| Annual Report 2017

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Columbia Variable Portfolio Funds
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6466 AP (2/18)

Annual Report
December 31, 2017
Portfolio Navigator Funds
Variable Portfolio -- Conservative Portfolio
Variable Portfolio -- Moderately Conservative Portfolio
Variable Portfolio -- Moderate Portfolio
Variable Portfolio -- Moderately Aggressive Portfolio
Variable Portfolio -- Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Portfolio Navigator Funds  |  Annual Report 2017

Fund at a Glance
Variable Portfolio – Conservative Portfolio
Investment objective
Variable Portfolio – Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	7.42	3.59	4.49
Class 4	05/07/10	7.34	3.58	4.48
Blended Benchmark		7.08	4.34	5.28
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Russell 3000 Index		21.13	15.58	14.46
MSCI EAFE Index (Net)		25.03	7.90	8.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Portfolio Navigator Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	3.2
Equity Funds	22.9
Fixed-Income Funds	69.8
Money Market Funds	4.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2017	3

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio
Investment objective
Variable Portfolio – Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	10.01	5.07	5.71
Class 4	05/07/10	9.91	5.05	5.73
Blended Benchmark		9.82	5.98	6.67
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Russell 3000 Index		21.13	15.58	14.46
MSCI EAFE Index (Net)		25.03	7.90	8.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
4	Portfolio Navigator Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	2.9
Equity Funds	38.3
Fixed-Income Funds	55.7
Money Market Funds	3.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2017	5

Fund at a Glance
Variable Portfolio – Moderate Portfolio
Investment objective
Variable Portfolio – Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	13.22	6.63	7.09
Class 4	05/07/10	13.20	6.63	7.10
Blended Benchmark		12.59	7.70	8.11
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Russell 3000 Index		21.13	15.58	14.46
MSCI EAFE Index (Net)		25.03	7.90	8.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
6	Portfolio Navigator Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	2.7
Equity Funds	55.7
Fixed-Income Funds	39.7
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2017	7

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio
Investment objective
Variable Portfolio – Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	16.15	8.18	8.26
Class 4	05/07/10	16.19	8.18	8.29
Blended Benchmark		15.42	9.41	9.52
Russell 3000 Index		21.13	15.58	14.46
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
MSCI EAFE Index (Net)		25.03	7.90	8.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
8	Portfolio Navigator Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	3.2
Equity Funds	69.5
Fixed-Income Funds	24.4
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2017	9

Fund at a Glance
Variable Portfolio – Aggressive Portfolio
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Lead Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Co-Portfolio Manager
Managed Fund since 2016
Brian Virginia
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	18.91	9.75	9.49
Class 4	05/07/10	18.87	9.75	9.51
Blended Benchmark		18.35	11.05	10.84
Russell 3000 Index		21.13	15.58	14.46
MSCI EAFE Index (Net)		25.03	7.90	8.16
Bloomberg Barclays U.S. Aggregate Bond Index		3.54	2.10	3.34
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
10	Portfolio Navigator Funds | Annual Report 2017

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2017)
Alternative Strategies Funds	3.1
Equity Funds	82.6
Exchange-Traded Funds	0.6
Fixed-Income Funds	11.1
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2017	11

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2017, all five Funds generated positive absolute returns, and each of the five Funds outperformed its respective Blended Benchmark. The Funds’ performance is primarily attributable to a combination of asset allocation decisions and underlying fund manager results across the asset class spectrum. All returns shown below are for this annual period.
During the period, the Funds’ bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 21.13%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned 25.03%. While these individual index returns are informative, the Blended Benchmarks serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned 7.42%, outperforming its Blended Benchmark, which returned 7.08%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned 10.01%, outperforming its Blended Benchmark, which returned 9.82%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned 13.22%, outperforming its Blended Benchmark, which returned 12.59%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned 16.15%, outperforming its Blended Benchmark, which returned 15.42%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned 18.91%, outperforming its Blended Benchmark, which returned 18.35%.
Major asset classes ascended higher in 2017
During the period, major asset classes ascended higher, with stocks outperforming bonds. The S&P 500 Index, measuring U.S. equities, rose 21.83%, advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Emerging market equities performed even better, with the MSCI Emerging Markets Index gaining 37.28%. Foreign developed market equities also fared well, as measured by the MSCI EAFE Index. Local currency returns for foreign developed markets were also good; however, not as good as U.S. dollar-based returns for investors in the U.S., as the U.S. dollar declined approximately 10% against a basket of other foreign developed market currencies, as measured by the U.S. Dollar Index. Emerging markets equities also benefited somewhat from the falling U.S. dollar, but their local currency performance returns were stout enough on their own to outperform the broad-based U.S. equity markets.
The U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, may have overthought the perceived weakness across the economy. As calendar year 2017 began, the yield on the 10-year U.S. Treasury bond was near 2.45%. The yield on the 10-year U.S. Treasury bond fell noticeably following the middle part of the year, as worries about growth began to filter into the investment backdrop. By September, the 10-year U.S. Treasury yield had fallen to barely above 2%, and the probability of a December interest rate hike priced into Fed Funds futures was barely 20%. Yet neither the real economy nor the Federal Reserve (the Fed) itself ratified these soft and dovish expectations, and equity markets marched forward to reclaim their highest levels of the year. During the fourth quarter, bond investors seemed to reconsider their forecasts for economic growth and inflation, and market patterns favored prosperity-linked assets at the expense of interest rate-sensitive assets. Leading the way in terms of strong returns for fixed-income investors during the full period was global inflation-protected securities, as measured by the 8.67% return of the Bloomberg Barclays Global Inflation-Linked Bond Index. High-yield corporate bonds and investment-grade corporate bonds, as measured by the 7.50% return of the Bloomberg Barclays Corporate High Yield Bond Index and the 6.42% return of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, respectively, also performed well during the period. Conversely, U.S. Treasuries, as measured by the 2.31% return of the Bloomberg Barclays U.S. Treasury Index, posted more pedestrian performance. To be fair, U.S. Treasury bonds with long duration profiles performed quite well, with the Bloomberg Barclays U.S. Long Treasury Index returning 8.53% for the period.
12	Portfolio Navigator Funds | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)

Asset allocation and underlying fund performance boosted relative results
During the period, both asset allocation decisions and underlying fund performance contributed positively to the Funds’ relative performance. Overall, the decision to overweight equity markets and underweight allocations directed at broad fixed-income markets proved beneficial to relative returns. Within the equity portion of the Funds, underlying funds focused on U.S. large cap equity investment strategies were the largest positive contributors to relative results. Partially offsetting these positive contributors were underlying funds with a more value-oriented investment style, who underperformed their more growth-driven counterparts during the period. International equity funds also detracted slightly from relative returns during the period, with the exception being the strong performance of an emerging markets-focused strategy utilized within the Funds.
Fixed-income managers posted generally favorable results, contributing positively to the Funds’ relative returns for the period. Core bond managers added slightly to the Funds’ relative performance during the period. Also, fixed-income funds focused on longer duration investment strategies tended to benefit, as longer duration assets fared better than shorter duration assets during the period. In turn, a long duration government and credit-focused underlying investment strategy helped boost the Funds’ relative returns. On the other hand, underlying funds focused on short duration government bonds and limited duration credit strategies detracted. These detractors had a greater effect on the more conservative and moderate Funds, as the more aggressive Funds did not have a meaningful exposure to the shorter duration fixed-income strategies.
The Funds maintained an exposure to alternative-oriented investments during the period, a position largely centered on trying to help reduce volatility and offer additional diversification benefits to the Funds. While these alternative investment strategies boosted relative returns during the final quarter of the calendar year, they detracted somewhat from relative performance for the period overall.
Active management decisions drove Fund changes
During the period, the Funds remained slightly overweight compared to their respective Blended Benchmarks in equities, with the largest allocations directed at overseas equity exposures, both developed and emerging markets. Domestic equity exposure was near neutral or slightly underweight throughout the period. Late in the period, we reduced slightly the Funds’ exposure to U.S. equities. There was no substantive change in our views, as we still preferred a modest overweight to equities, but we wanted to reduce risk exposures heading into the end of the calendar year, as some of our market-based signals weakened. Fixed-income allocations remained several percentage points below that of the Funds’ respective Blended Benchmarks’ allocation throughout the period, as rising interest rate pressures and low yields made fixed income comparatively unattractive. Of course, fixed-income investments still played an important role in our multi-asset portfolio construction given their diversification benefits. We retained the Funds’ exposure to alternative-oriented strategies, as the concept of expanding diversifying components remained attractive to us. Further, alternative investment strategies have provided a diversification benefit since the November 2016 elections versus more interest rate-specific fixed-income investments. We retained the Funds’ underweight to real estate investment trusts given an upward trend in short-term interest rates.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Portfolio Navigator Funds | Annual Report 2017	13

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 2	1,000.00	1,000.00	1,033.50	1,023.14	1.83	1.82	0.36	4.92	4.89	0.97
Class 4	1,000.00	1,000.00	1,032.70	1,023.14	1.82	1.82	0.36	4.92	4.89	0.97
Variable Portfolio – Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	1,045.90	1,023.14	1.84	1.82	0.36	5.15	5.09	1.01
Class 4	1,000.00	1,000.00	1,045.10	1,023.14	1.84	1.82	0.36	5.15	5.09	1.01
Variable Portfolio – Moderate Portfolio
Class 2	1,000.00	1,000.00	1,060.30	1,023.19	1.80	1.77	0.35	5.39	5.30	1.05
Class 4	1,000.00	1,000.00	1,060.30	1,023.19	1.80	1.77	0.35	5.39	5.30	1.05
14	Portfolio Navigator Funds | Annual Report 2017

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,075.70	1,023.14	1.86	1.82	0.36	5.69	5.55	1.10
Class 4	1,000.00	1,000.00	1,076.20	1,023.14	1.86	1.82	0.36	5.69	5.55	1.10
Variable Portfolio – Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,089.10	1,023.14	1.88	1.82	0.36	5.89	5.70	1.13
Class 4	1,000.00	1,000.00	1,088.90	1,023.14	1.87	1.82	0.36	5.88	5.70	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Portfolio Navigator Funds | Annual Report 2017	15

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 3.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	3,028,963	18,325,228
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,439,410	13,861,518
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares(a)	1,015,685	7,861,398
Total Alternative Strategies Funds (Cost $43,583,035)		40,048,144

Equity Funds 22.8%

Global Real Estate 0.5%
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares(a)	732,643	6,330,036
International 8.8%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	482,591	10,134,398
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares(a)	762,999	11,986,713
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	181,908	1,065,982
Variable Portfolio – DFA International Value Fund, Class 1 Shares(a)	1,029,733	11,821,332
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	3,129,136	37,455,761
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(a)	988,225	12,145,288
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(a)	2,247,442	26,789,520
Total		111,398,994
U.S. Large Cap 10.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,012,382	22,343,267
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	448,810	21,830,101
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	39,517	999,781
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	45,334	759,799
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	87,515	2,176,486
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	325,155	9,494,533
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	204,681	5,434,294
Variable Portfolio – MFS Value Fund, Class 1 Shares(a),(b)	1,300,591	32,462,757
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	729,272	14,935,496
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	377,357	10,256,561
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	475,902	10,855,318
Total		131,548,393
U.S. Mid Cap 1.1%
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	406,342	10,674,609
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	141,860	3,323,779
Total		13,998,388
U.S. Small Cap 2.0%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	481,696	11,088,639
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	396,797	8,709,695
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	217,755	6,099,306
Total		25,897,640
Total Equity Funds (Cost $230,062,392)		289,173,451

Fixed-Income Funds 69.6%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	471,865	4,789,425
Floating Rate 0.3%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	553,982	4,265,662
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	629,490	4,758,942
Investment Grade 68.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	24,729,582	256,198,470
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,235,107	30,539,407
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,196,374	23,347,452
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	4,392,094	45,458,174

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	19,061,971	212,540,982
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	10,959,437	119,896,240
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,169,808	118,623,359
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	5,575,267	56,087,187
Total		862,691,271
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	1,113,416	4,654,080
Total Fixed-Income Funds (Cost $881,906,821)		881,159,380

Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(c)	43,546,827	43,546,827
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%(a),(c)	8,759,994	8,759,994
Total Money Market Funds (Cost $52,306,409)		52,306,821
Total Investments (Cost: $1,207,858,657)		1,262,687,796
Other Assets & Liabilities, Net		3,340,393
Net Assets		1,266,028,189

At December 31, 2017, securities and/or cash totaling $3,558,228 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	218	03/2018	USD	29,168,400	490,504	—
TOPIX Index	84	03/2018	JPY	1,526,280,000	283,165	—
U.S. Ultra Bond	158	03/2018	USD	26,712,793	244,374	—
U.S. Ultra Bond	88	03/2018	USD	14,878,011	—	(24,935)
Total					1,018,043	(24,935)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(197)	03/2018	EUR	(6,881,210)	182,832	—
FTSE 100 Index	(214)	03/2018	GBP	(16,345,320)	—	(675,024)
Russell 2000 E-mini	(141)	03/2018	USD	(10,832,325)	—	(86,308)
Total					182,832	(761,332)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	23,753,636	57,879,455	(38,086,264)	43,546,827	—	(388)	463	400,855	43,546,827
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	2,588,948	440,015	—	3,028,963	—	—	(622,333)	932,021	18,325,228
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	1,450,730	20,231	(458,579)	1,012,382	—	2,746,544	1,911,035	—	22,343,267
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	652,849	9,387	(213,426)	448,810	—	2,656,205	2,242,487	—	21,830,101
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,439,410	—	—	1,439,410	—	—	388,641	—	13,861,518
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	39,517	—	—	39,517	—	—	125,664	—	999,781
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	450,728	21,137	—	471,865	—	—	296,699	210,806	4,789,425
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	606,662	34,903	(158,974)	482,591	—	713,000	3,331,035	18,350	10,134,398
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%
	8,702,390	57,604	—	8,759,994	—	—	—	36,753	8,759,994
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	590,748	38,742	—	629,490	—	—	5,424	287,464	4,758,942
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	28,703,057	1,132,795	(5,106,270)	24,729,582	2,327,925	999,950	(280,264)	7,687,243	256,198,470
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	24,322	21,012	—	45,334	—	—	105,747	—	759,799
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	4,536,939	90,290	(1,392,122)	3,235,107	—	(1,565,820)	1,513,569	846,920	30,539,407
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	3,917,658	1,309,838	(3,031,122)	2,196,374	93,041	737,882	1,104,075	811,193	23,347,452
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares
	643,058	119,941	—	762,999	—	—	2,082,937	186,609	11,986,713
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	73,182	14,333	—	87,515	—	—	346,470	—	2,176,486
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	1,080,443	32,973	—	1,113,416	—	—	142,106	136,179	4,654,080
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	481,696	—	—	481,696	—	—	1,064,548	—	11,088,639
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	6,321,989	316,115	(2,246,010)	4,392,094	37,272	(136,083)	470,820	1,609,306	45,458,174
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	23,927,442	753,959	(5,619,430)	19,061,971	1,377,348	247,347	4,198,507	5,216,175	212,540,982
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,009,433	6,252	—	1,015,685	—	—	(109,037)	46,383	7,861,398
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares
	695,160	37,483	—	732,643	181,569	—	48,627	128,417	6,330,036
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	164,022	17,886	—	181,908	86,136	—	165,772	8,724	1,065,982
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	1,299,472	291,320	(561,059)	1,029,733	—	(525,638)	2,727,030	205,455	11,821,332
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	533,479	20,503	—	553,982	—	—	(19,084)	155,621	4,265,662
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	2,318,930	1,175,284	(365,078)	3,129,136	—	625,685	5,494,281	455,766	37,455,761
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	353,016	317,108	(344,969)	325,155	—	796,081	1,203,256	—	9,494,533
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	319,630	13,466	(128,415)	204,681	—	365,481	978,258	—	5,434,294
Variable Portfolio – MFS Value Fund, Class 1 Shares
	1,558,909	14,421	(272,739)	1,300,591	—	2,339,694	3,007,150	—	32,462,757
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	935,582	17,571	(223,881)	729,272	—	1,195,395	1,484,235	—	14,935,496
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	835,985	13,454	(472,082)	377,357	—	4,535,691	(1,147,505)	—	10,256,561
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	2,035,167	145,463	(1,192,405)	988,225	917,063	(1,946,949)	4,381,682	91,096	12,145,288
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	13,761,631	439,199	(3,241,393)	10,959,437	104,909	(762,779)	2,335,378	3,036,547	119,896,240
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	396,422	375	—	396,797	—	—	1,376,792	—	8,709,695
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	217,755	—	—	217,755	—	—	407,201	—	6,099,306
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	2,385,139	101,475	(239,172)	2,247,442	—	486,162	4,287,140	493,676	26,789,520
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	633,921	15,629	(173,648)	475,902	—	1,343,809	271,684	—	10,855,318
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	15,297,313	416,333	(4,543,838)	11,169,808	481,479	1,604,735	459,047	2,293,511	118,623,359
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	392,681	13,661	—	406,342	—	—	1,432,686	—	10,674,609
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	7,571,639	61,208	(2,057,580)	5,575,267	3,492	(470,205)	403,303	611,652	56,087,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	126,620	15,240	—	141,860	—	—	574,473	—	3,323,779
Total					5,610,234	15,985,799	48,189,999	25,906,722	1,262,687,796

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2017
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	—	—	—	40,048,144	40,048,144
Equity Funds	—	—	—	289,173,451	289,173,451
Fixed-Income Funds	—	—	—	881,159,380	881,159,380
Money Market Funds	—	—	—	52,306,821	52,306,821
Total Investments	—	—	—	1,262,687,796	1,262,687,796
Derivatives
Asset
Futures Contracts	1,200,875	—	—	—	1,200,875
Liability
Futures Contracts	(786,267)	—	—	—	(786,267)
Total	414,608	—	—	1,262,687,796	1,263,102,404
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	21

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 2.9%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	7,766,987	46,990,272
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	3,442,061	33,147,045
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares(a)	2,996,972	23,196,565
Total Alternative Strategies Funds (Cost $109,960,070)		103,333,882

Equity Funds 38.2%

Global Real Estate 0.8%
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,242,384	28,014,200
International 12.1%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,150,756	24,165,874
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares(a)	2,876,288	45,186,489
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	964,657	5,652,891
Variable Portfolio – DFA International Value Fund, Class 1 Shares(a)	4,608,875	52,909,877
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	11,066,065	132,460,798
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(a)	4,717,041	57,972,431
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(a)	9,109,186	108,581,497
Total		426,929,857
U.S. Large Cap 21.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	2,971,751	65,586,541
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,357,866	114,686,606
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	1,538,505	38,924,169
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,925,953	32,278,973
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	6,031	149,998
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,606,550	46,911,257
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	1,499,054	39,799,896
Variable Portfolio – MFS Value Fund, Class 1 Shares(a),(b)	5,991,092	149,537,646
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	4,532,160	92,818,638
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,080,877	56,558,243
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	5,092,288	116,155,094
Total		753,407,061
U.S. Mid Cap 1.0%
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	650,707	17,094,064
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	865,016	20,267,331
Total		37,361,395
U.S. Small Cap 3.0%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	2,303,295	53,021,859
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,168,303	25,644,242
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,014,304	28,410,668
Total		107,076,769
Total Equity Funds (Cost $950,098,036)		1,352,789,282

Fixed-Income Funds 55.6%

Emerging Markets 0.3%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,133,399	11,503,999
Floating Rate 0.4%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	1,570,853	12,095,568
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,377,234	10,411,888
Investment Grade 54.3%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	42,495,847	440,256,974
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	9,401,785	88,752,855
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	8,518,231	90,548,801
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	7,516,069	77,791,317

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	33,006,744	368,025,192
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	39,573,271	432,931,580
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	23,039,894	244,683,670
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	17,859,723	179,668,811
Total		1,922,659,200
Multisector 0.3%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	2,470,517	10,326,764
Total Fixed-Income Funds (Cost $1,964,521,874)		1,966,997,419

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(c)	107,735,436	107,735,436
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%(a),(c)	2,468,740	2,468,740
Total Money Market Funds (Cost $110,202,495)		110,204,176
Total Investments (Cost: $3,134,782,475)		3,533,324,759
Other Assets & Liabilities, Net		6,205,456
Net Assets		3,539,530,215

At December 31, 2017, securities and/or cash totaling $6,439,312 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	88	03/2018	USD	11,774,400	198,002	—
TOPIX Index	388	03/2018	JPY	7,049,960,000	1,307,952	—
U.S. Ultra Bond	367	03/2018	USD	62,048,070	567,628	—
Total					2,073,582	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(220)	03/2018	EUR	(7,684,600)	209,974	—
FTSE 100 Index	(364)	03/2018	GBP	(27,802,320)	—	(1,180,853)
Russell 2000 E-mini	(478)	03/2018	USD	(36,722,350)	—	(292,592)
Total					209,974	(1,473,445)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	99,665,225	107,319,837	(99,249,626)	107,735,436	—	(1,141)	1,770	1,006,343	107,735,436
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	6,592,764	1,174,223	—	7,766,987	—	—	(1,581,817)	2,373,395	46,990,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	4,186,926	4,059	(1,219,234)	2,971,751	—	8,684,380	4,917,993	—	65,586,541
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	3,084,486	3,138	(729,758)	2,357,866	—	7,557,829	17,454,459	—	114,686,606
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	3,442,061	—	—	3,442,061	—	—	929,356	—	33,147,045
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	1,590,982	—	(52,477)	1,538,505	—	583,906	4,453,205	—	38,924,169
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	1,082,631	50,768	—	1,133,399	—	—	712,660	506,348	11,503,999
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	1,578,194	8,850	(436,288)	1,150,756	—	1,956,752	8,430,398	47,661	24,165,874
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%
	2,458,437	10,303	—	2,468,740	—	—	—	10,358	2,468,740
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	1,285,440	91,794	—	1,377,234	—	—	12,624	625,508	10,411,888
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	47,561,970	1,677,342	(6,743,465)	42,495,847	3,944,465	342,192	712,210	13,025,363	440,256,974
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	3,274,254	3,496	(1,351,797)	1,925,953	—	4,889,785	4,011,406	—	32,278,973
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	10,802,529	264,847	(1,665,591)	9,401,785	—	(1,712,951)	1,460,636	2,317,255	88,752,855
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	12,708,132	6,493,478	(10,683,379)	8,518,231	372,346	2,055,013	4,997,606	3,246,367	90,548,801
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares
	2,530,916	345,372	—	2,876,288	—	—	8,146,613	734,449	45,186,489
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	6,031	—	—	6,031	—	—	25,995	—	149,998
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,384,220	86,297	—	2,470,517	—	—	313,567	301,271	10,326,764
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	2,298,163	5,132	—	2,303,295	—	—	5,085,424	—	53,021,859
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	11,566,989	255,725	(4,306,645)	7,516,069	59,449	(293,453)	864,286	2,567,160	77,791,317
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	38,685,100	1,072,769	(6,751,125)	33,006,744	2,407,361	4,310,472	3,187,879	9,116,949	368,025,192
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares
	2,978,527	18,445	—	2,996,972	—	—	(321,736)	136,863	23,196,565
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares
	3,076,499	165,885	—	3,242,384	803,551	—	215,202	568,322	28,014,200
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	869,809	94,848	—	964,657	456,779	—	879,087	46,265	5,652,891
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	7,697,214	345,483	(3,433,822)	4,608,875	—	749,592	11,666,418	1,234,553	52,909,877
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	1,512,714	58,139	—	1,570,853	—	—	(54,113)	441,274	12,095,568
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	8,786,412	2,831,110	(551,457)	11,066,065	—	744,525	21,041,222	1,573,091	132,460,798
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	3,248,296	2,038	(1,643,784)	1,606,550	—	14,108,877	807,075	—	46,911,257
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	2,043,339	319,537	(863,822)	1,499,054	—	9,312,712	1,093,038	—	39,799,896
Variable Portfolio – MFS Value Fund, Class 1 Shares
	6,468,411	2,369	(479,688)	5,991,092	—	6,560,945	16,730,782	—	149,537,646
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	5,024,545	4,396	(496,781)	4,532,160	—	5,235,154	11,550,199	—	92,818,638
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	1,933,789	147,088	—	2,080,877	—	—	13,657,565	—	56,558,243
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	8,493,764	556,351	(4,333,074)	4,717,041	5,606,912	3,998,901	7,000,686	489,988	57,972,431
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	43,082,588	1,026,384	(4,535,701)	39,573,271	363,423	2,481,399	2,718,087	10,519,101	432,931,580
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,165,591	2,712	—	1,168,303	—	—	4,048,295	—	25,644,242
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,011,141	3,163	—	1,014,304	—	—	1,895,680	—	28,410,668
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	9,895,105	198,291	(984,210)	9,109,186	—	2,371,947	17,346,002	2,042,556	108,581,497
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	5,178,808	—	(86,520)	5,092,288	—	1,152,716	15,352,382	—	116,155,094
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	28,239,782	525,634	(5,725,522)	23,039,894	918,946	128,567	3,639,530	4,377,370	244,683,670
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	650,707	—	—	650,707	—	—	2,336,037	—	17,094,064
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	20,217,678	188,304	(2,546,259)	17,859,723	10,744	(151,595)	(153,414)	1,881,713	179,668,811
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	865,016	—	—	865,016	—	—	3,780,121	—	20,267,331
Total					14,943,976	75,066,524	199,364,415	59,189,523	3,533,324,759

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
Currency Legend
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	—	—	—	103,333,882	103,333,882
Equity Funds	—	—	—	1,352,789,282	1,352,789,282
Fixed-Income Funds	—	—	—	1,966,997,419	1,966,997,419
Money Market Funds	—	—	—	110,204,176	110,204,176
Total Investments	—	—	—	3,533,324,759	3,533,324,759
Derivatives
Asset
Futures Contracts	2,283,556	—	—	—	2,283,556
Liability
Futures Contracts	(1,473,445)	—	—	—	(1,473,445)
Total	810,111	—	—	3,533,324,759	3,534,134,870
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	27

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 2.7%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	39,149,491	236,854,417
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	15,996,580	154,047,070
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares(a)	17,651,438	136,622,132
Total Alternative Strategies Funds (Cost $583,786,283)		527,523,619

Equity Funds 55.6%

Global Real Estate 1.1%
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares(a)	24,622,790	212,740,904
International 17.1%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	12,257,691	257,411,506
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares(a)	26,555,610	417,188,633
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	6,858,770	40,192,391
Variable Portfolio – DFA International Value Fund, Class 1 Shares(a)	41,702,011	478,739,086
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	78,375,963	938,160,270
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(a)	36,957,945	454,213,140
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(a)	61,699,776	735,461,335
Total		3,321,366,361
U.S. Large Cap 32.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	37,210,744	821,241,128
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	18,656,166	907,435,906
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	18,504,268	310,131,531
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	6,578,498	163,607,237
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	18,894,016	551,705,256
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	19,783,819	525,260,387
Variable Portfolio – MFS Value Fund, Class 1 Shares(a),(b)	43,334,424	1,081,627,227
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	18,515,737	379,202,298
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	21,298,614	578,896,319
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	42,493,949	969,286,975
Total		6,288,394,264
U.S. Mid Cap 1.1%
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,715,416	97,603,986
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	4,886,022	114,479,496
Total		212,083,482
U.S. Small Cap 3.9%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	17,704,990	407,568,882
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	7,302,817	160,296,847
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	6,663,650	186,648,829
Total		754,514,558
Total Equity Funds (Cost $7,234,906,586)		10,789,099,569

Fixed-Income Funds 39.6%

Emerging Markets 0.3%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	6,364,379	64,598,442
Floating Rate 0.3%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	7,648,535	58,893,723
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	7,073,155	53,473,051
Investment Grade 38.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	168,641,070	1,747,121,489
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	23,417,154	221,057,938
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	58,952,690	626,667,092
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	33,814,786	349,983,032
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	147,817,849	1,648,169,016

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	105,915,956	1,158,720,565
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	113,144,388	1,201,593,396
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	50,778,059	510,827,271
Total		7,464,139,799
Multisector 0.3%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	12,955,239	54,152,899
Total Fixed-Income Funds (Cost $7,598,232,491)		7,695,257,914

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(c)	362,032,455	362,032,455
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%(a),(c)	17,112	17,112
Total Money Market Funds (Cost $362,046,465)		362,049,567
Total Investments (Cost: $15,778,971,825)		19,373,930,669
Other Assets & Liabilities, Net		36,499,100
Net Assets		19,410,429,769

At December 31, 2017, securities and/or cash totaling $36,918,468 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	1,736	03/2018	JPY	31,543,120,000	5,852,073	—
U.S. Ultra Bond	1,307	03/2018	USD	220,972,281	2,021,500	—
Total					7,873,573	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(1,969)	03/2018	GBP	(150,392,220)	—	(6,387,635)
Russell 2000 E-mini	(2,709)	03/2018	USD	(208,118,925)	—	(1,658,225)
S&P 500 E-mini	(1,835)	03/2018	USD	(245,523,000)	—	(4,090,391)
Total					—	(12,136,251)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	382,282,269	515,385,490	(535,635,304)	362,032,455	—	(270)	3,519	3,662,060	362,032,455
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	32,957,281	6,192,210	—	39,149,491	—	—	(7,889,792)	11,864,621	236,854,417
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	42,733,668	—	(5,522,924)	37,210,744	—	58,953,050	98,983,398	—	821,241,128
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	21,228,069	—	(2,571,903)	18,656,166	—	37,345,445	150,890,044	—	907,435,906
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	15,996,580	—	—	15,996,580	—	—	4,319,076	—	154,047,070
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	6,079,299	285,080	—	6,364,379	—	—	4,001,801	2,843,299	64,598,442
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	14,600,091	27,319	(2,369,719)	12,257,691	—	10,628,188	86,227,088	440,923	257,411,506
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%
	17,041	71	—	17,112	—	—	—	72	17,112
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	6,637,840	435,315	—	7,073,155	—	—	60,944	3,230,039	53,473,051
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	180,447,055	6,502,603	(18,308,588)	168,641,070	15,492,509	(4,155,434)	7,446,577	51,159,176	1,747,121,489
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	23,519,965	—	(5,015,697)	18,504,268	—	32,530,756	44,271,147	—	310,131,531
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	30,817,811	598,599	(7,999,256)	23,417,154	—	(8,236,109)	7,856,661	5,614,862	221,057,938
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	67,237,546	31,323,228	(39,608,084)	58,952,690	2,412,189	4,847,607	39,012,294	21,031,091	626,667,092
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares
	24,453,225	2,102,385	—	26,555,610	—	—	78,210,965	7,096,100	417,188,633
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	6,911,334	—	(332,836)	6,578,498	—	4,760,169	24,861,356	—	163,607,237
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	12,571,578	383,661	—	12,955,239	—	—	1,653,488	1,584,522	54,152,899
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	18,360,333	—	(655,343)	17,704,990	—	7,162,727	32,630,906	—	407,568,882
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	43,101,134	1,062,406	(10,348,754)	33,814,786	246,845	(774,717)	2,674,335	10,665,415	349,983,032
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	161,092,452	4,618,049	(17,892,652)	147,817,849	10,563,284	14,314,028	17,675,946	40,004,357	1,648,169,016
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares
	17,542,801	108,637	—	17,651,438	—	—	(1,894,944)	806,092	136,622,132
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares
	23,363,050	1,259,740	—	24,622,790	6,102,195	—	1,634,256	4,315,856	212,740,904
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	6,184,390	674,380	—	6,858,770	3,247,728	—	6,250,359	328,948	40,192,391
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	60,290,443	1,008,824	(19,597,256)	41,702,011	—	28,078,343	74,950,167	10,339,883	478,739,086
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	7,365,455	283,080	—	7,648,535	—	—	(263,479)	2,148,577	58,893,723
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	48,424,016	32,447,809	(2,495,862)	78,375,963	—	3,223,631	138,525,790	10,842,523	938,160,270
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	31,216,699	—	(12,322,683)	18,894,016	—	191,084,097	(18,622,395)	—	551,705,256
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	15,540,721	6,980,443	(2,737,345)	19,783,819	—	30,727,244	78,301,554	—	525,260,387
Variable Portfolio – MFS Value Fund, Class 1 Shares
	47,418,302	—	(4,083,878)	43,334,424	—	59,144,744	112,900,859	—	1,081,627,227
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	24,929,063	9,999,322	(16,412,648)	18,515,737	—	64,290,437	10,049,760	—	379,202,298
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	22,510,506	5,668,665	(6,880,557)	21,298,614	—	20,896,974	126,851,479	—	578,896,319
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	61,005,202	3,965,294	(28,012,551)	36,957,945	40,946,617	43,415,230	40,511,536	3,670,801	454,213,140
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	117,582,603	2,770,879	(14,437,526)	105,915,956	1,001,216	10,967,993	3,252,929	28,979,693	1,158,720,565
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,302,817	—	—	7,302,817	—	—	25,340,777	—	160,296,847
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,663,650	—	—	6,663,650	—	—	12,461,025	—	186,648,829
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	67,126,610	1,245,384	(6,672,218)	61,699,776	—	14,745,601	118,967,610	13,854,423	735,461,335
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	46,426,761	—	(3,932,812)	42,493,949	—	48,106,127	95,323,025	—	969,286,975
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	125,390,353	2,470,051	(14,716,016)	113,144,388	4,499,987	6,316,610	11,289,846	21,435,552	1,201,593,396
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	3,715,416	—	—	3,715,416	—	—	13,338,345	—	97,603,986
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	58,406,003	535,157	(8,163,101)	50,778,059	30,534	(874,217)	13,477	5,347,791	510,827,271
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,886,022	—	—	4,886,022	—	—	21,351,916	—	114,479,496
Total					84,543,104	677,498,254	1,463,423,645	261,266,676	19,373,930,669

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	31

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	—	—	—	527,523,619	527,523,619
Equity Funds	—	—	—	10,789,099,569	10,789,099,569
Fixed-Income Funds	—	—	—	7,695,257,914	7,695,257,914
Money Market Funds	—	—	—	362,049,567	362,049,567
Total Investments	—	—	—	19,373,930,669	19,373,930,669
Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Futures Contracts	7,873,573	—	—	—	7,873,573
Liability
Futures Contracts	(12,136,251)	—	—	—	(12,136,251)
Total	(4,262,678)	—	—	19,373,930,669	19,369,667,991
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	33

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 3.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	27,810,972	168,256,379
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	6,155,574	59,278,179
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares(a)	8,951,926	69,287,908
Total Alternative Strategies Funds (Cost $324,673,944)		296,822,466

Equity Funds 69.4%

Global Real Estate 1.4%
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares(a)	15,082,398	130,311,922
International 21.5%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	5,915,950	124,234,936
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares(a)	15,896,312	249,731,065
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	4,453,708	26,098,730
Variable Portfolio – DFA International Value Fund, Class 1 Shares(a)	28,527,337	327,493,832
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	46,416,284	555,602,917
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(a)	24,298,327	298,626,436
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(a)	37,224,720	443,718,665
Total		2,025,506,581
U.S. Large Cap 40.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	25,825,880	569,977,177
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	11,469,491	557,876,032
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	9,557,667	160,186,501
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	14,080,720	350,187,497
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	10,007,660	292,223,682
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	10,802,132	286,796,600
Variable Portfolio – MFS Value Fund, Class 1 Shares(a),(b)	13,670,386	341,212,828
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	14,942,727	306,027,045
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	11,396,253	309,750,167
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	27,306,354	622,857,926
Total		3,797,095,455
U.S. Mid Cap 1.8%
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,069,266	80,629,623
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,733,473	87,475,269
Total		168,104,892
U.S. Small Cap 4.4%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	7,900,016	181,858,369
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	5,028,102	110,366,830
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,541,672	127,212,250
Total		419,437,449
Total Equity Funds (Cost $4,474,676,456)		6,540,456,299

Fixed-Income Funds 24.3%

Emerging Markets 0.2%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	2,197,615	22,305,796
Floating Rate 0.2%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	2,726,007	20,990,253
High Yield 0.2%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,375,419	17,958,165
Investment Grade 23.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	60,663,325	628,472,050
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	12,051,258	113,763,878
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	9,007,160	95,746,114
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,055,684	93,726,331
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	47,560,899	530,304,025

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	41,104,142	449,679,308
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	28,058,501	297,981,277
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	955,423	9,611,550
Total		2,219,284,533
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	2,888,055	12,072,072
Total Fixed-Income Funds (Cost $2,279,572,101)		2,292,610,819

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(c)	276,925,378	276,925,378
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%(a),(c)	1,002	1,002
Total Money Market Funds (Cost $276,921,969)		276,926,380
Total Investments (Cost: $7,355,844,470)		9,406,815,964
Other Assets & Liabilities, Net		15,767,105
Net Assets		9,422,583,069

At December 31, 2017, securities and/or cash totaling $16,937,474 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	1,046	03/2018	JPY	19,005,820,000	3,526,076	—
U.S. Ultra Bond	879	03/2018	USD	148,611,044	1,359,525	—
Total					4,885,601	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(1,433)	03/2018	GBP	(109,452,540)	—	(4,648,797)
Russell 2000 E-mini	(1,037)	03/2018	USD	(79,667,525)	—	(634,765)
Total					—	(5,283,562)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.350%
	262,432,762	314,535,831	(300,043,215)	276,925,378	—	(3,757)	4,690	2,649,195	276,925,378
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	24,253,256	3,557,716	—	27,810,972	—	—	(5,858,415)	8,731,172	168,256,379
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	30,610,572	4,307	(4,788,999)	25,825,880	—	51,949,730	60,291,778	—	569,977,177
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	13,470,816	2,011	(2,003,336)	11,469,491	—	34,245,668	84,695,195	—	557,876,032
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	6,147,788	7,786	—	6,155,574	—	—	1,660,370	—	59,278,179
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	2,099,178	98,437	—	2,197,615	—	—	1,381,819	981,789	22,305,796
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	9,541,996	18,715	(3,644,761)	5,915,950	—	6,437,985	45,844,214	240,827	124,234,936
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%
	997	5	—	1,002	—	—	—	4	1,002
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	2,229,224	146,195	—	2,375,419	—	—	20,467	1,084,763	17,958,165
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	67,161,818	2,403,765	(8,902,258)	60,663,325	5,699,549	(72,303)	1,382,031	18,820,980	628,472,050
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	12,347,046	928	(2,790,307)	9,557,667	—	16,523,728	22,974,397	—	160,186,501
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	13,611,006	298,377	(1,858,125)	12,051,258	—	(1,793,601)	1,508,355	2,783,988	113,763,878
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	12,752,383	8,745,018	(12,490,241)	9,007,160	381,816	328,745	6,788,967	3,328,932	95,746,114
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares
	15,982,461	1,106,702	(1,192,851)	15,896,312	—	2,351,314	47,548,417	4,587,900	249,731,065
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	15,970,578	2,687	(1,892,545)	14,080,720	—	23,566,857	40,792,889	—	350,187,497
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,802,527	85,528	—	2,888,055	—	—	368,605	353,231	12,072,072
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	8,706,378	1,394	(807,756)	7,900,016	—	1,315,052	16,965,510	—	181,858,369
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	10,907,809	268,936	(2,121,061)	9,055,684	62,122	(131,852)	602,489	2,685,413	93,726,331
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	55,459,997	1,528,256	(9,427,354)	47,560,899	3,474,184	(2,004,777)	12,729,067	13,157,131	530,304,025
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares
	8,896,831	55,095	—	8,951,926	—	—	(961,021)	408,809	69,287,908
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares
	14,310,759	771,639	—	15,082,398	3,737,828	—	1,001,044	2,643,627	130,311,922
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	4,015,803	437,905	—	4,453,708	2,108,896	—	4,058,640	213,601	26,098,730
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	35,819,952	2,248,199	(9,540,814)	28,527,337	—	(5,615,671)	71,283,388	6,585,318	327,493,832
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	2,625,115	100,892	—	2,726,007	—	—	(93,906)	765,772	20,990,253
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	30,219,739	20,040,148	(3,843,603)	46,416,284	—	5,819,858	81,142,227	6,626,425	555,602,917
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	18,067,423	2,166	(8,061,929)	10,007,660	—	122,060,951	(29,275,883)	—	292,223,682
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	11,158,237	1,915,537	(2,271,642)	10,802,132	—	24,677,429	42,485,821	—	286,796,600
Variable Portfolio – MFS Value Fund, Class 1 Shares
	16,390,816	2,544	(2,722,974)	13,670,386	—	38,057,924	19,411,385	—	341,212,828
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	18,275,714	8,175,053	(11,508,040)	14,942,727	—	33,336,674	23,712,387	—	306,027,045
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	9,447,434	3,113,092	(1,164,273)	11,396,253	—	17,330,962	58,462,794	—	309,750,167
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	40,964,841	2,599,515	(19,266,029)	24,298,327	26,742,427	38,188,177	18,727,184	2,437,373	298,626,436
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	45,452,679	1,062,975	(5,411,512)	41,104,142	381,627	(1,223,813)	6,663,431	11,046,002	449,679,308
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	4,613,209	629,390	(214,497)	5,028,102	—	2,323,017	15,442,638	—	110,366,830
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,250,296	457,114	(165,738)	4,541,672	—	2,370,641	6,389,807	—	127,212,250
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	45,134,852	817,515	(8,727,647)	37,224,720	—	19,805,985	67,795,439	9,017,875	443,718,665
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	30,542,766	4,210	(3,240,622)	27,306,354	—	39,749,030	53,722,036	—	622,857,926
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	32,858,677	618,100	(5,418,276)	28,058,501	1,115,830	1,104,336	3,366,126	5,315,224	297,981,277
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	3,069,266	—	—	3,069,266	—	—	11,018,666	—	80,629,623
Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1 Shares
	944,510	10,913	—	955,423	538	—	(18,840)	94,290	9,611,550
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	3,733,473	—	—	3,733,473	—	—	16,315,276	—	87,475,269
Total					43,704,817	470,698,289	810,349,484	104,559,641	9,406,815,964

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	37

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	—	—	—	296,822,466	296,822,466
Equity Funds	—	—	—	6,540,456,299	6,540,456,299
Fixed-Income Funds	—	—	—	2,292,610,819	2,292,610,819
Money Market Funds	—	—	—	276,926,380	276,926,380
Total Investments	—	—	—	9,406,815,964	9,406,815,964
Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Futures Contracts	4,885,601	—	—	—	4,885,601
Liability
Futures Contracts	(5,283,562)	—	—	—	(5,283,562)
Total	(397,961)	—	—	9,406,815,964	9,406,418,003
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	39

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 3.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	10,795,164	65,310,743
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,141,645	10,994,046
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares(a)	1,853,038	14,342,514
Total Alternative Strategies Funds (Cost $98,158,608)		90,647,303

Equity Funds 82.4%

Global Real Estate 1.7%
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares(a)	5,657,860	48,883,913
International 24.2%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,920,194	40,324,085
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares(a)	3,706,597	58,230,640
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,607,903	9,422,315
Variable Portfolio – DFA International Value Fund, Class 1 Shares(a)	9,243,179	106,111,692
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares(a)	18,063,489	216,219,961
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares(a)	8,111,457	99,689,801
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares(a)	14,635,028	174,449,534
Total		704,448,028
U.S. Large Cap 48.6%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	8,073,289	178,177,496
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	4,167,550	202,709,620
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	6,997,928	117,285,266
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	7,879,160	195,954,720
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	3,464,467	101,162,427
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	3,668,275	97,392,690
Variable Portfolio – MFS Value Fund, Class 1 Shares(a),(b)	4,961,706	123,844,174
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	4,889,007	100,126,868
Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,045,532	109,957,559
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	8,336,531	190,156,274
Total		1,416,767,094
U.S. Mid Cap 2.0%
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,045,455	27,464,119
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,318,245	30,886,471
Total		58,350,590
U.S. Small Cap 5.9%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	3,715,197	85,523,834
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,852,100	40,653,586
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,617,385	45,302,958
Total		171,480,378
Total Equity Funds (Cost $1,716,605,474)		2,399,930,003

Exchange-Traded Funds 0.6%

iShares MSCI EAFE ETF	249,311	17,529,056
Total Exchange-Traded Funds (Cost $14,628,597)		17,529,056

Fixed-Income Funds 11.1%

Emerging Markets 0.2%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	479,531	4,867,239
Floating Rate 0.1%
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares(a)	619,454	4,769,794
High Yield 0.0%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	5,952	44,994
Investment Grade 10.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,520,220	77,909,484
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,767,310	29,416,504
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares(a)	8,935,364	99,629,311

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	5,382,432	58,883,801
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,277,756	45,429,770
Total		311,268,870
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	631,617	2,640,160
Total Fixed-Income Funds (Cost $320,876,136)		323,591,057

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.350%(a),(c)	75,958,140	75,958,140
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.691%(a),(c)	998	998
Total Money Market Funds (Cost $75,957,721)		75,959,138
Total Investments (Cost: $2,226,226,536)		2,907,656,557
Other Assets & Liabilities, Net		6,534,123
Net Assets		2,914,190,680

At December 31, 2017, securities and/or cash totaling $6,805,691 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	600	03/2018	EUR	20,958,000	—	(581,958)
S&P 500 E-mini	152	03/2018	USD	20,337,600	342,003	—
TOPIX Index	357	03/2018	JPY	6,486,690,000	1,203,451	—
U.S. Ultra Bond	201	03/2018	USD	33,982,730	310,881	—
Total					1,856,335	(581,958)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(292)	03/2018	GBP	(22,302,960)	—	(947,277)
Russell 2000 E-mini	(629)	03/2018	USD	(48,322,925)	—	(385,022)
Total					—	(1,332,299)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.213%
	71,442,876	95,827,499	(91,312,235)	75,958,140	—	(874)	1,504	713,908	75,958,140
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	9,567,488	1,227,676	—	10,795,164	—	—	(2,321,752)	3,444,297	65,310,743
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	9,270,089	24,637	(1,221,437)	8,073,289	—	9,642,444	24,806,386	—	178,177,496
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	4,790,959	12,886	(636,295)	4,167,550	—	9,773,307	32,732,068	—	202,709,620
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	41

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,049,167	92,478	—	1,141,645	—	—	289,153	—	10,994,046
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	458,051	21,480	—	479,531	—	—	301,520	214,231	4,867,239
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	2,250,205	24,178	(354,189)	1,920,194	—	2,310,258	12,702,337	68,330	40,324,085
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.470%
	993	5	—	998	—	—	—	4	998
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	5,586	366	—	5,952	—	—	51	2,718	44,994
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	9,375,468	308,921	(2,164,169)	7,520,220	736,007	1,050,348	(833,929)	2,430,432	77,909,484
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	8,070,820	27,512	(1,100,404)	6,997,928	—	7,718,506	20,429,630	—	117,285,266
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,991,615	104,188	(328,493)	2,767,310	109,241	(13,573)	1,976,638	952,439	29,416,504
Columbia Variable Portfolio – Select International Equity Fund, Class 1 Shares
	3,726,518	324,802	(344,723)	3,706,597	—	687,685	10,920,584	1,068,466	58,230,640
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	8,934,000	25,831	(1,080,671)	7,879,160	—	13,192,770	22,782,023	—	195,954,720
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	612,912	18,705	—	631,617	—	—	80,614	77,251	2,640,160
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	3,938,916	9,711	(233,430)	3,715,197	—	2,486,837	5,957,246	—	85,523,834
Variable Portfolio – American Century Diversified Bond Fund, Class 1 Shares
	10,381,777	288,753	(1,735,166)	8,935,364	660,491	1,010,975	1,000,442	2,501,353	99,629,311
Variable Portfolio – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,841,633	11,405	—	1,853,038	—	—	(198,930)	84,623	14,342,514
Variable Portfolio – CenterSquare Real Estate Fund, Class 1 Shares
	5,368,396	289,464	—	5,657,860	1,402,171	—	375,522	991,704	48,883,913
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	1,449,809	158,094	—	1,607,903	761,366	—	1,465,274	77,115	9,422,315
Variable Portfolio – DFA International Value Fund, Class 1 Shares
	14,267,285	273,965	(5,298,071)	9,243,179	—	(1,165,415)	24,295,706	2,297,212	106,111,692
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	596,527	22,927	—	619,454	—	—	(21,339)	174,013	4,769,794
Variable Portfolio – Lazard International Equity Advantage Fund, Class 1 Shares
	9,235,957	10,844,435	(2,016,903)	18,063,489	—	2,902,880	28,650,936	2,539,099	216,219,961
Variable Portfolio – Loomis Sayles Growth Fund, Class 1 Shares
	7,975,739	15,927	(4,527,199)	3,464,467	—	63,458,295	(26,481,175)	—	101,162,427
Variable Portfolio – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	2,398,235	2,018,049	(748,009)	3,668,275	—	7,951,155	10,330,941	—	97,392,690
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – MFS Value Fund, Class 1 Shares
	5,902,583	15,578	(956,455)	4,961,706	—	13,282,684	7,384,034	—	123,844,174
Variable Portfolio – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	5,805,495	279,583	(1,196,071)	4,889,007	—	9,583,272	9,052,337	—	100,126,868
Variable Portfolio – Morgan Stanley Advantage Fund, Class 1 Shares
	3,004,986	1,597,489	(556,943)	4,045,532	—	5,378,811	20,721,005	—	109,957,559
Variable Portfolio – Oppenheimer International Growth Fund, Class 1 Shares
	14,933,331	919,813	(7,741,687)	8,111,457	8,969,991	11,435,958	8,628,161	828,483	99,689,801
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	5,871,964	132,937	(622,469)	5,382,432	48,035	98,122	585,016	1,390,345	58,883,801
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,908,959	5,090	(61,949)	1,852,100	—	714,231	5,837,095	—	40,653,586
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,661,508	3,776	(47,899)	1,617,385	—	683,495	2,362,943	—	45,302,958
Variable Portfolio – Pyramis® International Equity Fund, Class 1 Shares
	17,929,038	376,870	(3,670,880)	14,635,028	—	8,183,292	26,363,431	3,548,657	174,449,534
Variable Portfolio – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	9,626,825	155,532	(1,445,826)	8,336,531	—	15,830,966	12,933,468	—	190,156,274
Variable Portfolio – TCW Core Plus Bond Fund, Class 1 Shares
	4,429,197	89,339	(240,780)	4,277,756	162,759	(9,355)	634,877	775,297	45,429,770
Variable Portfolio – Victory Sycamore Established Value Fund, Class 1 Shares
	1,085,310	1,485	(41,340)	1,045,455	—	631,044	3,185,440	—	27,464,119
Variable Portfolio – Westfield Mid Cap Growth Fund, Class 1 Shares
	1,360,282	4,182	(46,219)	1,318,245	—	555,587	5,320,997	—	30,886,471
Total					12,850,061	187,373,705	272,250,254	24,179,977	2,890,127,501

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Currency Legend
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	43

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2017
Fair value measurements  (continued)
¦
Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	—	—	—	90,647,303	90,647,303
Equity Funds	—	—	—	2,399,930,003	2,399,930,003
Exchange-Traded Funds	17,529,056	—	—	—	17,529,056
Fixed-Income Funds	—	—	—	323,591,057	323,591,057
Money Market Funds	—	—	—	75,959,138	75,959,138
Total Investments	17,529,056	—	—	2,890,127,501	2,907,656,557
Derivatives
Asset
Futures Contracts	1,856,335	—	—	—	1,856,335
Liability
Futures Contracts	(1,914,257)	—	—	—	(1,914,257)
Total	17,471,134	—	—	2,890,127,501	2,907,598,635
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2017

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2017
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	45

Statement of Assets and Liabilities
December 31, 2017
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in affiliated issuers, at cost	$1,207,858,657	$3,134,782,475	$15,778,971,825
Investments in affiliated issuers, at value	1,262,687,796	3,533,324,759	19,373,930,669
Margin deposits on:
Futures contracts	3,558,228	6,439,312	36,918,468
Receivable for:
Investments sold	1,647,107	4,089,564	19,756,412
Dividends	44,657	110,056	375,603
Variation margin for futures contracts	235,435	513,248	3,236,182
Prepaid expenses	4,182	8,655	39,546
Total assets	1,268,177,405	3,544,485,594	19,434,256,880
Liabilities
Payable for:
Capital shares purchased	1,647,107	4,089,564	19,756,412
Variation margin for futures contracts	336,126	499,834	2,376,296
Management services fees	1,591	4,115	18,217
Distribution and/or service fees	8,684	24,293	133,278
Service fees	60,821	169,129	924,887
Compensation of board members	61,851	121,177	475,096
Compensation of chief compliance officer	293	786	4,170
Other expenses	32,743	46,481	138,755
Total liabilities	2,149,216	4,955,379	23,827,111
Net assets applicable to outstanding capital stock	$1,266,028,189	$3,539,530,215	$19,410,429,769
Represented by
Trust capital	$1,266,028,189	$3,539,530,215	$19,410,429,769
Total - representing net assets applicable to outstanding capital stock	$1,266,028,189	$3,539,530,215	$19,410,429,769
Class 2
Net assets	$541,012,908	$1,539,178,571	$8,266,265,266
Shares outstanding	38,926,162	100,759,867	489,918,839
Net asset value per share	$13.90	$15.28	$16.87
Class 4
Net assets	$725,015,281	$2,000,351,644	$11,144,164,503
Shares outstanding	52,181,972	130,703,379	659,623,266
Net asset value per share	$13.89	$15.30	$16.89
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2017

Statement of Assets and Liabilities  (continued)
December 31, 2017
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in unaffiliated issuers, at cost	$—	$14,628,597
Investments in affiliated issuers, at cost	7,355,844,470	2,211,597,939
Investments in unaffiliated issuers, at value	—	17,529,056
Investments in affiliated issuers, at value	9,406,815,964	2,890,127,501
Margin deposits on:
Futures contracts	16,937,474	6,805,691
Receivable for:
Investments sold	9,894,560	3,155,714
Dividends	284,636	78,149
Variation margin for futures contracts	1,063,798	499,932
Prepaid expenses	20,054	7,181
Total assets	9,435,016,486	2,918,203,224
Liabilities
Payable for:
Capital shares purchased	9,894,559	3,155,714
Variation margin for futures contracts	1,671,532	560,614
Management services fees	10,767	3,510
Distribution and/or service fees	64,742	20,038
Service fees	448,982	138,587
Compensation of board members	260,320	91,598
Compensation of chief compliance officer	2,029	616
Other expenses	80,486	41,867
Total liabilities	12,433,417	4,012,544
Net assets applicable to outstanding capital stock	$9,422,583,069	$2,914,190,680
Represented by
Trust capital	$9,422,583,069	$2,914,190,680
Total - representing net assets applicable to outstanding capital stock	$9,422,583,069	$2,914,190,680
Class 2
Net assets	$4,764,394,354	$1,529,935,324
Shares outstanding	259,831,660	77,233,570
Net asset value per share	$18.34	$19.81
Class 4
Net assets	$4,658,188,715	$1,384,255,356
Shares outstanding	253,643,724	69,768,855
Net asset value per share	$18.37	$19.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	47

Statement of Operations
Year Ended December 31, 2017
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$25,906,722	$59,189,523	$261,266,676
Interest	13,232	22,241	164,563
Total income	25,919,954	59,211,764	261,431,239
Expenses:
Management services fees	572,643	1,482,918	6,746,570
Distribution and/or service fees
Class 2	1,401,618	3,841,124	20,005,835
Class 4	1,960,761	5,223,867	28,282,501
Service fees
Class 2	164,943	459,089	2,435,766
Class 4	225,556	610,610	3,358,116
Transfer agent fees
Class 2	5,160	13,321	51,045
Class 4	7,363	18,501	73,984
Compensation of board members	37,752	77,069	338,289
Custodian fees	19,843	20,561	22,532
Printing and postage fees	27,076	70,929	309,330
Audit fees	20,972	21,222	21,222
Legal fees	17,270	35,640	162,285
Compensation of chief compliance officer	277	770	4,134
Other	26,719	59,139	281,046
Total expenses	4,487,953	11,934,760	62,092,655
Net investment income	21,432,001	47,277,004	199,338,584
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	15,985,799	75,066,524	677,498,254
Capital gain distributions from underlying affiliated funds	5,610,234	14,943,976	84,543,104
Foreign currency translations	(80,437)	(163)	34,844
Futures contracts	4,042,132	8,066,943	(11,356,525)
Net realized gain	25,557,728	98,077,280	750,719,677
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	48,189,999	199,364,415	1,463,423,645
Foreign currency translations	107,557	143,212	905,958
Futures contracts	1,220,146	897,266	(9,071,537)
Net change in unrealized appreciation (depreciation)	49,517,702	200,404,893	1,455,258,066
Net realized and unrealized gain	75,075,430	298,482,173	2,205,977,743
Net increase in net assets resulting from operations	$96,507,431	$345,759,177	$2,405,316,327
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2017

Statement of Operations  (continued)
Year Ended December 31, 2017
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$449,831
Dividends — affiliated issuers	104,559,641	24,179,977
Interest	79,305	16,127
Total income	104,638,946	24,645,935
Expenses:
Management services fees	3,898,290	1,247,931
Distribution and/or service fees
Class 2	11,572,930	3,627,163
Class 4	11,915,145	3,516,599
Service fees
Class 2	1,405,344	444,404
Class 4	1,408,593	417,480
Transfer agent fees
Class 2	41,653	14,234
Class 4	44,030	14,240
Compensation of board members	174,236	61,872
Custodian fees	21,501	20,110
Printing and postage fees	150,832	50,718
Audit fees	21,222	21,222
Legal fees	82,342	29,578
Compensation of chief compliance officer	2,051	622
Other	139,591	46,785
Total expenses	30,877,760	9,512,958
Net investment income	73,761,186	15,132,977
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	470,698,289	187,373,705
Capital gain distributions from underlying affiliated funds	43,704,817	12,850,061
Foreign currency translations	(284,137)	25,422
Futures contracts	9,860,971	4,964,143
Net realized gain	523,979,940	205,213,331
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	3,136,332
Investments — affiliated issuers	810,349,484	272,250,254
Foreign currency translations	706,003	331,928
Futures contracts	(511,075)	(1,389,638)
Net change in unrealized appreciation (depreciation)	810,544,412	274,328,876
Net realized and unrealized gain	1,334,524,352	479,542,207
Net increase in net assets resulting from operations	$1,408,285,538	$494,675,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	49

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$21,432,001	$20,468,062	$47,277,004	$46,181,193
Net realized gain	25,557,728	23,256,999	98,077,280	106,211,581
Net change in unrealized appreciation (depreciation)	49,517,702	7,841,690	200,404,893	901,057
Net increase in net assets resulting from operations	96,507,431	51,566,751	345,759,177	153,293,831
Decrease in net assets from capital stock activity	(297,894,958)	(32,385,916)	(591,028,426)	(363,145,237)
Total increase (decrease) in net assets	(201,387,527)	19,180,835	(245,269,249)	(209,851,406)
Net assets at beginning of year	1,467,415,716	1,448,234,881	3,784,799,464	3,994,650,870
Net assets at end of year	$1,266,028,189	$1,467,415,716	$3,539,530,215	$3,784,799,464
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$199,338,584	$190,763,395	$73,761,186	$75,302,953
Net realized gain	750,719,677	553,600,575	523,979,940	493,112,962
Net change in unrealized appreciation (depreciation)	1,455,258,066	146,364,346	810,544,412	(79,118,761)
Net increase in net assets resulting from operations	2,405,316,327	890,728,316	1,408,285,538	489,297,154
Decrease in net assets from capital stock activity	(2,159,494,826)	(1,947,498,205)	(1,291,211,168)	(1,378,062,398)
Total increase (decrease) in net assets	245,821,501	(1,056,769,889)	117,074,370	(888,765,244)
Net assets at beginning of year	19,164,608,268	20,221,378,157	9,305,508,699	10,194,273,943
Net assets at end of year	$19,410,429,769	$19,164,608,268	$9,422,583,069	$9,305,508,699
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	51

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$15,132,977	$15,485,649
Net realized gain	205,213,331	148,859,772
Net change in unrealized appreciation (depreciation)	274,328,876	(1,106,526)
Net increase in net assets resulting from operations	494,675,184	163,238,895
Decrease in net assets from capital stock activity	(366,283,119)	(404,770,405)
Total increase (decrease) in net assets	128,392,065	(241,531,510)
Net assets at beginning of year	2,785,798,615	3,027,330,125
Net assets at end of year	$2,914,190,680	$2,785,798,615
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	2,131,582	28,807,768	7,130,125	91,408,274	1,831,831	27,006,949	5,191,770	71,621,172
Redemptions	(9,091,792)	(121,875,365)	(5,832,765)	(75,336,335)	(13,909,863)	(201,816,347)	(9,591,177)	(130,856,060)
Net increase (decrease)	(6,960,210)	(93,067,597)	1,297,360	16,071,939	(12,078,032)	(174,809,398)	(4,399,407)	(59,234,888)
Class 4
Subscriptions	1,495,402	20,284,577	7,179,849	91,850,060	400,584	5,852,606	1,356,536	18,694,822
Redemptions	(16,824,561)	(225,111,938)	(10,876,343)	(140,307,915)	(28,986,651)	(422,071,634)	(23,502,449)	(322,605,171)
Net decrease	(15,329,159)	(204,827,361)	(3,696,494)	(48,457,855)	(28,586,067)	(416,219,028)	(22,145,913)	(303,910,349)
Total net decrease	(22,289,369)	(297,894,958)	(2,399,134)	(32,385,916)	(40,664,099)	(591,028,426)	(26,545,320)	(363,145,237)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	53

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	3,009,472	47,884,691	4,070,726	59,266,105	2,212,766	37,917,604	1,394,157	21,189,074
Redemptions	(30,647,740)	(488,662,770)	(26,500,903)	(384,720,443)	(25,114,815)	(430,640,890)	(29,848,292)	(456,138,600)
Net decrease	(27,638,268)	(440,778,079)	(22,430,177)	(325,454,338)	(22,902,049)	(392,723,286)	(28,454,135)	(434,949,526)
Class 4
Subscriptions	321,171	5,101,761	392,841	5,723,807	447,068	7,623,293	349,457	5,418,154
Redemptions	(108,250,447)	(1,723,818,508)	(111,613,595)	(1,627,767,674)	(52,972,132)	(906,111,175)	(61,973,294)	(948,531,026)
Net decrease	(107,929,276)	(1,718,716,747)	(111,220,754)	(1,622,043,867)	(52,525,064)	(898,487,882)	(61,623,837)	(943,112,872)
Total net decrease	(135,567,544)	(2,159,494,826)	(133,650,931)	(1,947,498,205)	(75,427,113)	(1,291,211,168)	(90,077,972)	(1,378,062,398)
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	1,954,808	35,724,436	1,506,038	23,823,365
Redemptions	(7,000,996)	(127,832,687)	(9,454,315)	(151,152,408)
Net decrease	(5,046,188)	(92,108,251)	(7,948,277)	(127,329,043)
Class 4
Subscriptions	440,685	8,049,951	392,025	6,302,658
Redemptions	(15,425,624)	(282,224,819)	(17,755,623)	(283,744,020)
Net decrease	(14,984,939)	(274,174,868)	(17,363,598)	(277,441,362)
Total net decrease	(20,031,127)	(366,283,119)	(25,311,875)	(404,770,405)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2017	55

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
12/31/2017	$12.94	0.22	0.74	0.96
12/31/2016	$12.51	0.17	0.26	0.43
12/31/2015	$12.53	0.17	(0.19)	(0.02)
12/31/2014	$12.02	0.12	0.39	0.51
12/31/2013	$11.65	0.16	0.21	0.37
Class 4
12/31/2017	$12.94	0.21	0.74	0.95
12/31/2016	$12.51	0.17	0.26	0.43
12/31/2015	$12.53	0.17	(0.19)	(0.02)
12/31/2014	$12.01	0.12	0.40	0.52
12/31/2013	$11.65	0.16	0.20	0.36

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$13.90	7.42%	0.33%	0.33%	1.60%	6%	$541,013
$12.94	3.44%	0.30%	0.30%	1.34%	14%	$593,909
$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$557,777
$12.53	4.24%	0.28%	0.28%	0.93%	20%	$623,543
$12.02	3.18%	0.28%	0.28%	1.32%	34%	$787,736

$13.89	7.34%	0.33%	0.33%	1.59%	6%	$725,015
$12.94	3.44%	0.30%	0.30%	1.35%	14%	$873,507
$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$890,458
$12.53	4.33%	0.28%	0.28%	0.94%	20%	$1,057,953
$12.01	3.09%	0.28%	0.28%	1.33%	34%	$1,470,726
Portfolio Navigator Funds | Annual Report 2017	57

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
12/31/2017	$13.89	0.19	1.20	1.39
12/31/2016	$13.36	0.16	0.37	0.53
12/31/2015	$13.39	0.17	(0.20)	(0.03)
12/31/2014	$12.78	0.11	0.50	0.61
12/31/2013	$11.93	0.15	0.70	0.85
Class 4
12/31/2017	$13.92	0.19	1.19	1.38
12/31/2016	$13.38	0.16	0.38	0.54
12/31/2015	$13.42	0.17	(0.21)	(0.04)
12/31/2014	$12.81	0.11	0.50	0.61
12/31/2013	$11.96	0.15	0.70	0.85

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$15.28	10.01%	0.33%	0.33%	1.30%	4%	$1,539,179
$13.89	3.97%	0.30%	0.30%	1.18%	8%	$1,567,642
$13.36	(0.22%)	0.28%	0.28%	1.25%	22%	$1,566,214
$13.39	4.77%	0.28%	0.28%	0.87%	10%	$1,730,584
$12.78	7.12%	0.27%	0.27%	1.24%	23%	$1,968,131

$15.30	9.91%	0.33%	0.33%	1.30%	4%	$2,000,352
$13.92	4.04%	0.30%	0.30%	1.18%	8%	$2,217,158
$13.38	(0.30%)	0.28%	0.28%	1.25%	22%	$2,428,436
$13.42	4.76%	0.28%	0.28%	0.86%	10%	$2,906,985
$12.81	7.11%	0.27%	0.27%	1.24%	23%	$3,570,296
Portfolio Navigator Funds | Annual Report 2017	59

Financial Highlights
Variable Portfolio – Moderate Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
12/31/2017	$14.90	0.16	1.81	1.97
12/31/2016	$14.24	0.14	0.52	0.66
12/31/2015	$14.32	0.16	(0.24)	(0.08)
12/31/2014	$13.63	0.11	0.58	0.69
12/31/2013	$12.24	0.16	1.23	1.39
Class 4
12/31/2017	$14.92	0.16	1.81	1.97
12/31/2016	$14.26	0.14	0.52	0.66
12/31/2015	$14.34	0.16	(0.24)	(0.08)
12/31/2014	$13.65	0.11	0.58	0.69
12/31/2013	$12.25	0.16	1.24	1.40

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Portfolio Navigator Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$16.87	13.22%	0.32%	0.32%	1.03%	5%	$8,266,265
$14.90	4.64%	0.29%	0.29%	0.97%	6%	$7,712,231
$14.24	(0.56%)	0.28%	0.28%	1.13%	23%	$7,690,136
$14.32	5.06%	0.27%	0.27%	0.76%	8%	$8,060,457
$13.63	11.36%	0.27%	0.27%	1.24%	23%	$8,081,681

$16.89	13.20%	0.32%	0.32%	1.03%	5%	$11,144,165
$14.92	4.63%	0.29%	0.29%	0.97%	6%	$11,452,377
$14.26	(0.56%)	0.28%	0.28%	1.13%	23%	$12,531,242
$14.34	5.05%	0.27%	0.27%	0.76%	8%	$14,089,178
$13.65	11.43%	0.27%	0.27%	1.24%	23%	$15,354,056
Portfolio Navigator Funds | Annual Report 2017	61

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
12/31/2017	$15.79	0.13	2.42	2.55
12/31/2016	$15.00	0.12	0.67	0.79
12/31/2015	$15.11	0.14	(0.25)	(0.11)
12/31/2014	$14.37	0.09	0.65	0.74
12/31/2013	$12.38	0.14	1.85	1.99
Class 4
12/31/2017	$15.81	0.13	2.43	2.56
12/31/2016	$15.02	0.12	0.67	0.79
12/31/2015	$15.14	0.14	(0.26)	(0.12)
12/31/2014	$14.39	0.09	0.66	0.75
12/31/2013	$12.40	0.14	1.85	1.99

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Portfolio Navigator Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$18.34	16.15%	0.33%	0.33%	0.79%	6%	$4,764,394
$15.79	5.27%	0.30%	0.30%	0.78%	9%	$4,463,979
$15.00	(0.73%)	0.28%	0.28%	0.89%	24%	$4,668,252
$15.11	5.15%	0.27%	0.27%	0.62%	7%	$4,911,469
$14.37	16.07%	0.27%	0.27%	1.03%	19%	$5,027,271

$18.37	16.19%	0.33%	0.33%	0.78%	6%	$4,658,189
$15.81	5.26%	0.30%	0.30%	0.78%	9%	$4,841,529
$15.02	(0.79%)	0.28%	0.28%	0.88%	24%	$5,526,022
$15.14	5.21%	0.27%	0.27%	0.61%	7%	$6,352,004
$14.39	16.05%	0.27%	0.27%	1.05%	19%	$8,457,620
Portfolio Navigator Funds | Annual Report 2017	63

Financial Highlights
Variable Portfolio – Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
12/31/2017	$16.66	0.10	3.05	3.15
12/31/2016	$15.73	0.09	0.84	0.93
12/31/2015	$15.85	0.10	(0.22)	(0.12)
12/31/2014	$15.02	0.07	0.76	0.83
12/31/2013	$12.44	0.10	2.48	2.58
Class 4
12/31/2017	$16.69	0.10	3.05	3.15
12/31/2016	$15.75	0.09	0.85	0.94
12/31/2015	$15.87	0.10	(0.22)	(0.12)
12/31/2014	$15.04	0.07	0.76	0.83
12/31/2013	$12.46	0.10	2.48	2.58

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Portfolio Navigator Funds | Annual Report 2017

Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

$19.81	18.91%	0.33%	0.33%	0.53%	9%	$1,529,935
$16.66	5.91%	0.30%	0.30%	0.54%	8%	$1,371,164
$15.73	(0.76%)	0.28%	0.28%	0.62%	26%	$1,418,902
$15.85	5.53%	0.28%	0.28%	0.43%	10%	$1,439,472
$15.02	20.74%	0.28%	0.28%	0.72%	27%	$1,404,526

$19.84	18.87%	0.33%	0.33%	0.53%	9%	$1,384,255
$16.69	5.97%	0.30%	0.30%	0.54%	8%	$1,414,635
$15.75	(0.76%)	0.28%	0.28%	0.61%	26%	$1,608,428
$15.87	5.52%	0.28%	0.28%	0.43%	10%	$1,823,465
$15.04	20.71%	0.28%	0.28%	0.72%	27%	$2,377,267
Portfolio Navigator Funds | Annual Report 2017	65

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
*For information on the Underlying Funds, please refer to each Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
66	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Portfolio Navigator Funds | Annual Report 2017	67

Notes to Financial Statements  (continued)
December 31, 2017
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
68	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	956,501
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	244,374
Total		1,200,875

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	761,332
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	24,935
Total		786,267
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,520,708
Interest rate risk	1,521,424
Total	4,042,132

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	684,611
Interest rate risk	535,535
Total	1,220,146
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	71,074,714
Futures contracts — short	37,888,746

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Portfolio Navigator Funds | Annual Report 2017	69

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,715,928
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	567,628
Total		2,283,556

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,473,445
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,638,079
Interest rate risk	3,428,864
Total	8,066,943

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(371,958)
Interest rate risk	1,269,224
Total	897,266
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	133,693,284
Futures contracts — short	82,435,661

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
70	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	5,852,073
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	2,021,500
Total		7,873,573

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	12,136,251
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(25,212,370)
Interest rate risk	13,855,845
Total	(11,356,525)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(13,598,416)
Interest rate risk	4,526,879
Total	(9,071,537)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	490,723,213
Futures contracts — short	629,202,789

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Portfolio Navigator Funds | Annual Report 2017	71

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	3,526,076
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,359,525
Total		4,885,601

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	5,283,562
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	355,266
Interest rate risk	9,505,705
Total	9,860,971

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(3,739,582)
Interest rate risk	3,228,507
Total	(511,075)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	335,106,802
Futures contracts — short	273,516,620

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
72	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,545,454
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	310,881
Total		1,856,335

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,914,257
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,774,193
Interest rate risk	2,189,950
Total	4,964,143

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,174,094)
Interest rate risk	784,456
Total	(1,389,638)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	127,469,675
Futures contracts — short	90,388,776

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Portfolio Navigator Funds | Annual Report 2017	73

Notes to Financial Statements  (continued)
December 31, 2017
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in underlying funds, (including exchange-traded funds and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, (other than affiliated underlying funds (including exchange-traded funds and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities.
74	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2017 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.04
Variable Portfolio – Moderately Conservative Portfolio	0.04
Variable Portfolio – Moderate Portfolio	0.03
Variable Portfolio – Moderately Aggressive Portfolio	0.04
Variable Portfolio – Aggressive Portfolio	0.04
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Funds and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2017, other expenses paid by the Fund to this company were as follows:
Fund	Amount ($)
Variable Portfolio – Conservative Portfolio	2,162
Variable Portfolio – Moderately Conservative Portfolio	4,448
Variable Portfolio – Moderate Portfolio	19,769
Variable Portfolio – Moderately Aggressive Portfolio	10,017
Variable Portfolio – Aggressive Portfolio	3,533
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund bears a service fee paid to Participating Insurance Companies and other financial intermediaries up to a cap approved by the Board of Trustees from time to time.
Portfolio Navigator Funds | Annual Report 2017	75

Notes to Financial Statements  (continued)
December 31, 2017
For the year ended December 31, 2017, each Fund’s effective service fee rates as a percentage of each Fund’s average daily net assets were as follows:
Effective service fee (%)
Variable Portfolio – Conservative Portfolio	0.03
Variable Portfolio – Moderately Conservative Portfolio	0.03
Variable Portfolio – Moderate Portfolio	0.03
Variable Portfolio – Moderately Aggressive Portfolio	0.03
Variable Portfolio – Aggressive Portfolio	0.03
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Transfer agency fees
Prior to July 1, 2017, the Funds were a party to a Transfer and Dividend Disbursing Agent Agreement with the Transfer Agent. The annual fee rate under this agreement was 0.00% on assets invested in Underlying Funds that paid a transfer agency fee to the Transfer Agent and 0.06% of each Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. Effective July 1, 2017, each Fund and the Underlying Funds no longer pays a transfer agency fee.
For the year ended December 31, 2017, each Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Class 2 (%)	Class 4 (%)
Variable Portfolio – Conservative Portfolio	0.00	0.00
Variable Portfolio – Moderately Conservative Portfolio	0.00	0.00
Variable Portfolio – Moderate Portfolio	0.00	0.00
Variable Portfolio – Moderately Aggressive Portfolio	0.00	0.00
Variable Portfolio – Aggressive Portfolio	0.00	0.00
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2017 through April 30, 2018		Prior to May 1, 2017
	Class 2 (%)	Class 4 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.36	0.36	0.43	0.43
Variable Portfolio - Moderately Conservative Portfolio	0.43	0.43	0.43	0.43
Variable Portfolio - Moderate Portfolio	0.44	0.44	0.39	0.39
Variable Portfolio - Moderately Aggressive Portfolio	0.37	0.37	0.37	0.37
Variable Portfolio - Aggressive Portfolio	0.42	0.42	0.37	0.37
76	Portfolio Navigator Funds | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Variable Portfolio - Moderately Conservative Portfolio and Variable Portfolio - Moderately Aggressive Portfolio had a voluntary expense reimbursement arrangement from May 1, 2017 to June 30, 2017. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement on July 1, 2017 through April 30, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	71,766,420	357,715,609
Variable Portfolio – Moderately Conservative Portfolio	126,868,798	656,530,229
Variable Portfolio – Moderate Portfolio	899,980,648	2,778,420,514
Variable Portfolio – Moderately Aggressive Portfolio	534,888,642	1,710,876,170
Variable Portfolio – Aggressive Portfolio	244,480,031	583,805,272
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
No Fund had borrowings during the year ended December 31, 2017.
Note 6. Significant risks
Shareholder concentration risk
At December 31, 2017, the Investment Manager and affiliates owned 100% of Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Portfolio Navigator Funds | Annual Report 2017	77

Notes to Financial Statements  (continued)
December 31, 2017
Note 7. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 8. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
78	Portfolio Navigator Funds | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio and Variable Portfolio - Aggressive Portfolio.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Portfolio Navigator Funds | Annual Report 2017	79

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	125	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee, 2014-2017) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
80	Portfolio Navigator Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Portfolio Navigator Funds | Annual Report 2017	81

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
82	Portfolio Navigator Funds | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	191	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Portfolio Navigator Funds | Annual Report 2017	83

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
84	Portfolio Navigator Funds | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Portfolio Navigator Funds | Annual Report 2017	85

Portfolio Navigator Funds
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
S-6534 AP (2/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Ms. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$1,309,400	$1,213,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$36,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 also includes Audit-Related Fees for agreed upon procedures for fund mergers and the issuance of consents for fund mergers.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$308,500	$171,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016 also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$225,000	$233,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$533,500	$441,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2018